UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (617) 578-3408

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through December 31, 2014

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned 7.35%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

Global economic growth diverged sharply in 2014, with the U.S. economy picking up momentum, while economic growth in Europe and China slowed. This divergence became a major catalyst for asset-class returns last year. In the stock markets, the U.S. outpaced its international counterparts. The S&P 500 Index returned almost 14% for the year ending not far from its record high, boosted by strong corporate profits. By contrast, the developed-international and emerging markets posted full-year losses, weighed down by concerns about weak economic growth and capital outflows. This slowing growth abroad helped to push many global bond yields lower. In arguably the surprise of the year, the 10-year U.S. Treasury yield declined 80 basis points, to just 2.2%, from 3.0% at the start of the year. As a result, bond returns were positive: Global bonds (represented by the Barclays Global Aggregate Bond Index) increased 7.6% and U.S. bonds (represented by the Barclays U.S. Aggregate Bond Index) returned 6%. Longer-duration bonds, which are more interest-rate sensitive, had even higher returns. Oil prices tumbled 50% from their recent high in July due in part to rising supply combined with below-expected demand. This was a major factor in commodities posting poor results for the full year.

Equity market volatility had another year where it remained below average. However, toward the end of the period risk rose as investors reacted to a combination of lackluster growth in most of the world outside the U.S. and low and even declining inflation prompted by a sharp decline in oil prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we should capture potential return opportunities and manage risk. The strategic allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges, including real estate; and 40% invested in a mix of global sovereign and high quality corporate bonds.

Throughout the year, we had an overweight in risk assets with global equity, real estate investment trust (“REIT”), and commodity holdings in excess of the strategic asset allocation weights; although the degree and composition of the overweight varied as market conditions changed. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly rich equity valuations. Through the year, the Portfolio maintained a regional bias towards developed-international equity markets—particularly in Europe and Japan—as a result of more favorable valuations. However, the extent and composition of the overweight varied over the year. Our positions in emerging market equities and commodities were small throughout the year due to growth concerns around emerging economies and given subdued prospects for inflation. For diversification, the Portfolio maintained a modest allocation to REITs. Due to the previously mentioned overweight in risk assets, we remained underweight bonds through most of the year and held a modest amount of cash at times to further reduce portfolio duration.

For the year ending December 31, 2014, the Portfolio outpaced its benchmark as our equity overweight slightly added to performance but developed-international and emerging market holdings detracted. Real estate equities also performed strongly. The decision to diversify across other assets classes hurt performance given the strong returns of U.S. equities, REITs and global bonds; allocations to commodities detracted. The Portfolio holds a 10-year interest rate swap, resulting in extended duration exposure, which added to performance as yields fell during the year. The Portfolio has extended duration exposure to provide additional diversification and balance the sources of risk.

In addition, during the year, we employed a variety of strategies to further protect the Portfolio during periods of uncertainty. At times, we held a small amount of equity put options to provide some protection to our overweight equity position. Over the course of the year, we hedged a portion of the foreign currency exposure that comes from owning non-U.S. stocks.

The Portfolio utilized Equity Futures, Fixed Income Futures, Currency Forwards, Exchange Traded Funds and Total Return Swaps for both hedging and investment purposes. Equity Options, Swaptions and Interest Rate Swaps were used for strictly hedging purposes, while Credit Default Swaps, Commodity Futures and an excess return swap on Commodities were used for investment purposes. All derivatives performed in line with the managers’ expectations over the period.

MIST-1

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

At the end of the year, the Portfolio was positioned to be slightly overweight in return-seeking assets, concentrated in global equities with modest exposures to global REITs and commodities for diversification, based on our view that the low-growth, low-risk environment should continue.

Dan Loewy

Vadim Zlotnikov

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
AllianceBerstein Global Dynamic Allocation Portfolio
Class B	7.35	7.21
Dow Jones Moderate Index	5.35	6.70

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Equity Sectors

% of Net Assets
Financials	19.9
Health Care	5.3
Consumer Discretionary	5.3
Information Technology	5.0
Industrials	4.9

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	27.1
Cash & Cash Equivalents	13.9
Foreign Government	4.2

MIST-3

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AllianceBernstein Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.88%	$1,000.00	$1,010.20	$4.46
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—45.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus Group NV	56,421	$2,802,274
BAE Systems plc	302,781	2,210,311
Boeing Co. (The)	37,825	4,916,493
Cobham plc	109,227	547,708
Finmeccanica S.p.A. (a)	38,585	358,263
General Dynamics Corp.	17,930	2,467,527
Honeywell International, Inc.	44,160	4,412,467
L-3 Communications Holdings, Inc.	4,885	616,536
Lockheed Martin Corp.	15,245	2,935,730
Meggitt plc	77,289	617,798
Northrop Grumman Corp.	11,725	1,728,148
Precision Castparts Corp.	8,125	1,957,150
Raytheon Co.	17,515	1,894,597
Rockwell Collins, Inc.	7,635	645,005
Rolls-Royce Holdings plc (a)	180,968	2,437,832
Safran S.A.	26,005	1,600,581
Singapore Technologies Engineering, Ltd.	148,900	381,212
Textron, Inc.	15,680	660,285
Thales S.A.	8,946	482,691
United Technologies Corp.	47,925	5,511,375
Zodiac Aerospace	17,940	605,431

		39,789,414

Air Freight & Logistics—0.2%
Bollore S.A. (b)	53,100	240,992
C.H. Robinson Worldwide, Inc.	8,260	618,591
Deutsche Post AG	92,839	3,037,566
Expeditors International of Washington, Inc.	10,905	486,472
FedEx Corp.	15,010	2,606,636
Royal Mail plc	62,033	413,071
TNT Express NV	41,566	276,158
Toll Holdings, Ltd. (b)	64,954	309,157
United Parcel Service, Inc. - Class B	39,700	4,413,449
Yamato Holdings Co., Ltd. (b)	34,893	687,058

		13,089,150

Airlines—0.1%
ANA Holdings, Inc.	110,656	272,366
Cathay Pacific Airways, Ltd.	113,200	246,028
Delta Air Lines, Inc.	47,451	2,334,115
Deutsche Lufthansa AG	21,980	368,094
easyJet plc	15,329	395,663
International Consolidated Airlines Group S.A. - Class DI (a)	97,776	723,733
Japan Airlines Co., Ltd.	11,578	338,200
Qantas Airways, Ltd. (a)	52,675	102,137
Ryanair Holdings plc (ADR) (a)	2,230	158,932
Singapore Airlines, Ltd.	51,200	447,411
Southwest Airlines Co.	38,585	1,632,917

		7,019,596

Auto Components—0.4%
Aisin Seiki Co., Ltd.	18,407	661,598
BorgWarner, Inc.	12,840	705,558
Bridgestone Corp.	62,394	2,168,246

Auto Components—(Continued)
Cie Generale des Etablissements Michelin	17,891	1,622,041
Continental AG	10,553	2,240,956
Delphi Automotive plc	16,921	1,230,495
Denso Corp.	46,657	2,174,477
GKN plc	157,466	835,227
Goodyear Tire & Rubber Co. (The)	15,490	442,549
Johnson Controls, Inc.	37,545	1,814,925
Koito Manufacturing Co., Ltd.	9,781	298,317
NGK Spark Plug Co., Ltd.	17,000	513,354
NHK Spring Co., Ltd.	15,100	131,743
NOK Corp.	9,147	232,311
Nokian Renkaat Oyj (b)	10,923	267,545
Pirelli & C S.p.A.	22,945	308,149
Stanley Electric Co., Ltd.	13,744	297,077
Sumitomo Electric Industries, Ltd.	72,361	902,836
Sumitomo Rubber Industries, Ltd.	16,401	244,193
Toyoda Gosei Co., Ltd.	6,245	126,102
Toyota Industries Corp.	15,624	798,344
Valeo S.A.	7,281	906,902
Yokohama Rubber Co., Ltd. (The)	19,000	173,585

		19,096,530

Automobiles—1.0%
Bayerische Motoren Werke (BMW) AG	31,764	3,449,692
Daihatsu Motor Co., Ltd. (b)	18,533	243,101
Daimler AG	92,370	7,706,487
Fiat Chrysler Automobiles NV (a) (b)	84,006	964,006
Ford Motor Co.	218,595	3,388,223
Fuji Heavy Industries, Ltd.	57,012	2,007,681
General Motors Co.	75,913	2,650,123
Harley-Davidson, Inc.	12,275	809,045
Honda Motor Co., Ltd.	156,396	4,547,948
Isuzu Motors, Ltd.	57,200	697,876
Mazda Motor Corp.	51,500	1,236,213
Mitsubishi Motors Corp.	61,400	562,487
Nissan Motor Co., Ltd.	238,449	2,076,949
Peugeot S.A. (a) (b)	37,562	458,213
Renault S.A.	18,447	1,348,025
Suzuki Motor Corp.	34,994	1,051,955
Toyota Motor Corp.	262,310	16,357,800
Volkswagen AG	2,836	617,949
Yamaha Motor Co., Ltd.	25,166	506,123

		50,679,896

Banks—4.3%
Aozora Bank, Ltd. (b)	110,635	343,361
Australia & New Zealand Banking Group, Ltd.	264,451	6,879,107
Banca Monte dei Paschi di Siena S.p.A. (a)	417,218	237,235
Banco Bilbao Vizcaya Argentaria S.A.	569,484	5,359,709
Banco Comercial Portugues S.A. - Class R (a)	3,331,804	261,997
Banco de Sabadell S.A. (b)	327,251	857,314
Banco Espirito Santo S.A. (a) (c) (g)	169,954	0
Banco Popolare SC (a)	34,745	415,931
Banco Popular Espanol S.A. (b)	171,358	848,442
Banco Santander S.A.	1,185,646	9,914,164

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank Hapoalim B.M.	100,592	$474,415
Bank Leumi Le-Israel B.M. (a)	126,762	434,878
Bank of America Corp.	592,708	10,603,546
Bank of East Asia, Ltd.	122,800	493,329
Bank of Ireland (a)	2,639,017	983,962
Bank of Kyoto, Ltd. (The)	32,632	272,943
Bank of Queensland, Ltd.	34,862	344,508
Bank of Yokohama, Ltd. (The)	111,009	602,500
Bankia S.A. (a)	440,346	652,819
Bankinter S.A.	64,673	515,678
Barclays plc	1,575,417	5,922,785
BB&T Corp.	40,545	1,576,795
Bendigo and Adelaide Bank, Ltd.	43,025	447,158
BNP Paribas S.A.	101,621	5,971,686
BOC Hong Kong Holdings, Ltd.	354,500	1,178,000
CaixaBank S.A.	167,350	869,244
Chiba Bank, Ltd. (The)	70,833	464,897
Chugoku Bank, Ltd. (The)	15,798	215,711
Citigroup, Inc.	170,871	9,245,830
Comerica, Inc.	10,155	475,660
Commerzbank AG (a)	92,933	1,234,589
Commonwealth Bank of Australia	155,539	10,802,227
Credit Agricole S.A. (b)	98,966	1,272,277
Danske Bank A/S	62,895	1,692,795
DBS Group Holdings, Ltd.	165,100	2,549,546
DNB ASA	93,754	1,382,344
Erste Group Bank AG	26,891	616,514
Fifth Third Bancorp	46,935	956,301
Fukuoka Financial Group, Inc.	73,326	378,580
Gunma Bank, Ltd. (The) (b)	35,171	228,142
Hachijuni Bank, Ltd. (The)	38,338	246,778
Hang Seng Bank, Ltd.	73,400	1,220,452
Hiroshima Bank, Ltd. (The)	47,340	225,020
Hokuhoku Financial Group, Inc.	116,000	234,449
HSBC Holdings plc	1,837,058	17,361,084
Huntington Bancshares, Inc.	45,955	483,447
ING Groep NV (a)	370,076	4,791,600
Intesa Sanpaolo S.p.A.	1,116,463	3,229,749
Intesa Sanpaolo S.p.A. - Risparmio Shares	89,130	219,394
Iyo Bank, Ltd. (The) (b)	23,000	249,303
Joyo Bank, Ltd. (The) (b)	62,592	310,607
JPMorgan Chase & Co.	212,000	13,266,960
KBC Groep NV (a)	24,031	1,333,733
KeyCorp	49,420	686,938
Lloyds Banking Group plc (a)	5,477,708	6,468,441
M&T Bank Corp. (b)	7,495	941,522
Mitsubishi UFJ Financial Group, Inc.	1,223,280	6,704,973
Mizrahi Tefahot Bank, Ltd. (a)	13,163	138,071
Mizuho Financial Group, Inc.	2,213,860	3,719,946
National Australia Bank, Ltd.	226,957	6,183,959
Natixis S.A.	89,693	589,806
Nordea Bank AB	291,395	3,365,467
Oversea-Chinese Banking Corp., Ltd.	278,200	2,186,476
PNC Financial Services Group, Inc. (The)	30,435	2,776,585
Raiffeisen Bank International AG	11,184	167,102
Regions Financial Corp.	77,615	819,614
Resona Holdings, Inc.	211,726	1,068,605

Banks—(Continued)
Royal Bank of Scotland Group plc (a)	242,564	1,472,490
Seven Bank, Ltd.	57,128	240,439
Shinsei Bank, Ltd.	158,300	276,362
Shizuoka Bank, Ltd. (The) (b)	50,824	464,890
Skandinaviska Enskilda Banken AB - Class A	145,724	1,843,336
Societe Generale S.A.	69,521	2,921,363
Standard Chartered plc	236,969	3,553,825
Sumitomo Mitsui Financial Group, Inc.	122,150	4,413,585
Sumitomo Mitsui Trust Holdings, Inc.	318,090	1,213,954
SunTrust Banks, Inc.	29,900	1,252,810
Suruga Bank, Ltd.	17,000	311,480
Svenska Handelsbanken AB - A Shares	47,885	2,235,882
Swedbank AB - A Shares	86,878	2,161,781
U.S. Bancorp	101,535	4,563,998
UniCredit S.p.A.	421,233	2,684,732
Unione di Banche Italiane SCPA	81,676	581,400
United Overseas Bank, Ltd.	124,400	2,299,890
Wells Fargo & Co. (d)	267,710	14,675,862
Westpac Banking Corp.	298,262	8,018,393
Yamaguchi Financial Group, Inc. (b)	20,000	206,038
Zions Bancorporation	11,360	323,874

		222,683,384

Beverages—1.0%
Anheuser-Busch InBev NV	77,143	8,681,188
Asahi Group Holdings, Ltd.	37,163	1,147,081
Brown-Forman Corp. - Class B	8,927	784,148
Carlsberg A/S - Class B	10,304	800,164
Coca-Cola Amatil, Ltd.	54,602	413,198
Coca-Cola Co. (The) (d)	222,510	9,394,372
Coca-Cola Enterprises, Inc.	12,690	561,152
Coca-Cola HBC AG (a)	19,325	367,693
Constellation Brands, Inc. - Class A (a)	9,475	930,161
Diageo plc	241,014	6,912,558
Dr Pepper Snapple Group, Inc.	10,940	784,179
Heineken Holding NV	9,688	607,269
Heineken NV	22,104	1,570,252
Kirin Holdings Co., Ltd. (b)	78,148	968,031
Molson Coors Brewing Co. - Class B	9,005	671,053
Monster Beverage Corp. (a)	8,080	875,468
PepsiCo, Inc.	84,925	8,030,508
Pernod-Ricard S.A.	20,371	2,258,674
Remy Cointreau S.A.	2,384	159,239
SABMiller plc	92,780	4,801,578
Suntory Beverage & Food, Ltd.	13,397	462,569
Treasury Wine Estates, Ltd.	61,864	240,660

		51,421,195

Biotechnology—0.7%
Actelion, Ltd. (a)	9,854	1,133,675
Alexion Pharmaceuticals, Inc. (a)	11,200	2,072,336
Amgen, Inc.	42,883	6,830,833
Biogen Idec, Inc. (a)	13,330	4,524,868
Celgene Corp. (a)	45,040	5,038,174
CSL, Ltd.	45,529	3,205,746
Gilead Sciences, Inc. (a)	85,220	8,032,837

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Grifols S.A. (b)	14,312	$569,727
Regeneron Pharmaceuticals, Inc. (a)	4,241	1,739,870
Vertex Pharmaceuticals, Inc. (a)	13,467	1,599,880

		34,747,946

Building Products—0.2%
Allegion plc	5,401	299,539
Asahi Glass Co., Ltd. (b)	96,533	471,382
Assa Abloy AB - Class B	32,052	1,693,849
Cie de St-Gobain	43,590	1,835,108
Daikin Industries, Ltd.	22,491	1,450,609
Geberit AG	3,635	1,235,294
LIXIL Group Corp.	25,529	539,889
Masco Corp.	20,075	505,890
TOTO, Ltd.	27,000	314,043

		8,345,603

Capital Markets—0.9%
3i Group plc	92,636	643,803
Aberdeen Asset Management plc	88,260	589,500
Affiliated Managers Group, Inc. (a)	3,205	680,229
Ameriprise Financial, Inc.	10,615	1,403,834
Bank of New York Mellon Corp. (The)	63,785	2,587,758
BlackRock, Inc.	7,110	2,542,252
Charles Schwab Corp. (The)	64,645	1,951,633
Credit Suisse Group AG (a)	146,473	3,671,906
Daiwa Securities Group, Inc.	159,135	1,239,282
Deutsche Bank AG	132,319	3,999,442
E*Trade Financial Corp. (a)	16,215	393,295
Franklin Resources, Inc.	22,141	1,225,947
Goldman Sachs Group, Inc. (The)	23,150	4,487,165
Hargreaves Lansdown plc	22,669	353,448
ICAP plc	52,491	366,133
Invesco, Ltd.	24,320	961,126
Investec plc	52,979	442,574
Julius Baer Group, Ltd. (a)	21,452	978,963
Legg Mason, Inc.	5,730	305,810
Macquarie Group, Ltd.	27,736	1,309,101
Mediobanca S.p.A.	57,616	466,500
Morgan Stanley	86,260	3,346,888
Nomura Holdings, Inc.	348,326	1,982,178
Northern Trust Corp.	12,490	841,826
Partners Group Holding AG	1,672	484,893
SBI Holdings, Inc.	19,389	210,536
Schroders plc	12,004	497,511
State Street Corp.	23,890	1,875,365
T. Rowe Price Group, Inc.	14,790	1,269,869
UBS Group AG (a)	348,908	5,997,624

		47,106,391

Chemicals—1.3%
Air Liquide S.A.	33,057	4,078,857
Air Products & Chemicals, Inc.	10,845	1,564,174
Air Water, Inc.	14,767	234,095
Airgas, Inc.	3,760	433,077
Akzo Nobel NV	23,276	1,614,067

Chemicals—(Continued)
Arkema S.A.	6,268	415,660
Asahi Kasei Corp.	120,475	1,104,078
BASF SE	88,113	7,448,518
CF Industries Holdings, Inc.	2,860	779,464
Croda International plc	13,047	537,588
Daicel Corp.	26,442	309,590
Dow Chemical Co. (The)	63,240	2,884,376
E.I. du Pont de Nemours & Co.	51,555	3,811,977
Eastman Chemical Co.	8,380	635,707
Ecolab, Inc.	15,245	1,593,407
EMS-Chemie Holding AG	798	323,990
FMC Corp.	7,440	424,303
Givaudan S.A. (a)	888	1,587,794
Hitachi Chemical Co., Ltd.	9,988	176,930
Incitec Pivot, Ltd.	158,769	410,557
International Flavors & Fragrances, Inc.	4,585	464,736
Israel Chemicals, Ltd.	42,467	306,313
Israel Corp., Ltd. (The) (a)	264	125,475
Johnson Matthey plc	19,725	1,034,065
JSR Corp. (b)	17,120	293,982
K&S AG (b)	16,546	459,465
Kaneka Corp.	25,974	139,665
Kansai Paint Co., Ltd.	22,548	348,470
Koninklijke DSM NV	16,553	1,006,529
Kuraray Co., Ltd.	33,005	376,294
Lanxess AG	8,851	411,777
Linde AG	17,819	3,323,596
LyondellBasell Industries NV - Class A	23,971	1,903,058
Mitsubishi Chemical Holdings Corp.	129,632	631,271
Mitsubishi Gas Chemical Co., Inc. (b)	36,159	181,644
Mitsui Chemicals, Inc. (b)	78,044	221,683
Monsanto Co.	29,580	3,533,923
Mosaic Co. (The)	17,880	816,222
Nippon Paint Holdings Co., Ltd. (b)	17,000	493,433
Nitto Denko Corp.	15,070	842,767
Novozymes A/S - B Shares	22,988	964,481
Orica, Ltd.	35,767	548,156
PPG Industries, Inc.	7,845	1,813,372
Praxair, Inc.	16,525	2,140,979
Sherwin-Williams Co. (The)	4,760	1,252,070
Shin-Etsu Chemical Co., Ltd.	39,389	2,562,539
Sigma-Aldrich Corp.	6,685	917,650
Sika AG	207	607,133
Solvay S.A.	5,722	772,994
Sumitomo Chemical Co., Ltd.	142,637	564,736
Symrise AG	11,831	717,478
Syngenta AG	8,918	2,863,574
Taiyo Nippon Sanso Corp. (b)	14,268	157,440
Teijin, Ltd.	89,665	238,787
Toray Industries, Inc.	140,548	1,125,646
Umicore S.A.	10,445	420,694
Yara International ASA	17,225	770,331

		65,720,637

Commercial Services & Supplies—0.2%
ADT Corp. (The) (b)	9,722	352,228

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Aggreko plc	24,639	$574,050
Babcock International Group plc	24,179	395,591
Brambles, Ltd.	149,990	1,291,695
Cintas Corp.	5,430	425,929
Dai Nippon Printing Co., Ltd.	52,963	478,002
Edenred	19,744	548,233
G4S plc	147,932	636,636
ISS A/S (a)	8,906	256,393
Park24 Co., Ltd.	9,480	139,605
Pitney Bowes, Inc.	11,410	278,062
Republic Services, Inc.	14,185	570,946
Secom Co., Ltd.	20,129	1,156,453
Securitas AB - B Shares	29,854	361,718
Societe BIC S.A.	2,769	367,486
Stericycle, Inc. (a)	4,815	631,150
Toppan Printing Co., Ltd.	52,929	344,571
Tyco International plc	24,925	1,093,211
Waste Management, Inc.	24,435	1,254,004

		11,155,963

Communications Equipment—0.5%
Alcatel-Lucent (a) (b)	269,968	958,434
Cisco Systems, Inc. (d)	287,400	7,994,031
F5 Networks, Inc. (a)	4,185	545,996
Harris Corp.	5,890	423,020
Juniper Networks, Inc.	22,620	504,878
Motorola Solutions, Inc.	12,400	831,792
Nokia Oyj	359,270	2,827,647
QUALCOMM, Inc.	94,505	7,024,557
Telefonaktiebolaget LM Ericsson - B Shares	291,954	3,535,837

		24,646,192

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	16,907	585,403
Boskalis Westminster NV	8,282	452,790
Bouygues S.A.	16,106	581,190
Chiyoda Corp. (b)	15,000	123,373
Ferrovial S.A. (b)	39,966	787,477
Fluor Corp.	8,895	539,304
Jacobs Engineering Group, Inc. (a)	7,450	332,940
JGC Corp.	20,182	415,932
Kajima Corp. (b)	80,151	331,251
Leighton Holdings, Ltd.	9,707	176,614
Obayashi Corp. (b)	61,450	394,939
OCI NV (a) (b)	8,057	279,621
Quanta Services, Inc. (a)	12,185	345,932
Shimizu Corp.	56,178	382,527
Skanska AB - B Shares	36,444	779,126
Taisei Corp. (b)	98,221	559,098
Vinci S.A.	46,927	2,567,878

		9,635,395

Construction Materials—0.2%
Boral, Ltd.	74,246	318,474
CRH plc (Dublin Exchange)	60,027	1,444,207

Construction Materials—(Continued)
CRH plc (London Exchange)	10,900	258,897
Fletcher Building, Ltd.	65,581	422,993
HeidelbergCement AG	13,539	963,141
Holcim, Ltd. (a)	21,965	1,559,737
Imerys S.A.	3,316	244,535
James Hardie Industries plc	42,746	455,151
Lafarge S.A.	17,930	1,258,405
Martin Marietta Materials, Inc. (b)	3,512	387,444
Taiheiyo Cement Corp.	112,000	352,428
Vulcan Materials Co.	7,350	483,116

		8,148,528

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	38,280	116,473
AEON Financial Service Co., Ltd. (b)	11,005	215,138
American Express Co.	50,780	4,724,571
Capital One Financial Corp.	31,665	2,613,946
Credit Saison Co., Ltd.	14,215	264,481
Discover Financial Services	25,985	1,701,758
Navient Corp.	23,635	510,752

		10,147,119

Containers & Packaging—0.1%
Amcor, Ltd.	115,761	1,273,892
Avery Dennison Corp.	5,200	269,776
Ball Corp.	7,770	529,681
MeadWestvaco Corp.	9,400	417,266
Owens-Illinois, Inc. (a)	9,270	250,197
Rexam plc	67,096	471,705
Sealed Air Corp.	11,895	504,705
Toyo Seikan Group Holdings, Ltd.	15,696	193,633

		3,910,855

Distributors—0.0%
Genuine Parts Co.	8,615	918,100
Jardine Cycle & Carriage, Ltd.	10,200	327,522

		1,245,622

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,454	191,720
H&R Block, Inc.	15,455	520,525

		712,245

Diversified Financial Services—0.6%
ASX, Ltd.	18,608	555,442
Berkshire Hathaway, Inc. - Class B (a) (d)	102,820	15,438,423
CME Group, Inc.	17,785	1,576,640
Deutsche Boerse AG	18,541	1,328,723
Eurazeo S.A.	3,649	254,889
Exor S.p.A.	9,453	385,657
First Pacific Co., Ltd.	224,500	221,318
Groupe Bruxelles Lambert S.A.	7,745	659,234
Hong Kong Exchanges and Clearing, Ltd.	106,400	2,340,659
Industrivarden AB - C Shares	15,715	272,948
Intercontinental Exchange, Inc.	6,436	1,411,350

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Investment AB Kinnevik - B Shares	22,658	$734,831
Investor AB - B Shares	43,697	1,583,549
Japan Exchange Group, Inc. (b)	25,123	585,325
Leucadia National Corp.	17,775	398,515
London Stock Exchange Group plc	21,635	743,300
McGraw Hill Financial, Inc.	15,315	1,362,729
Mitsubishi UFJ Lease & Finance Co., Ltd.	47,260	223,328
Moody’s Corp.	10,525	1,008,400
NASDAQ OMX Group, Inc. (The)	6,570	315,097
ORIX Corp.	126,980	1,587,363
Pargesa Holding S.A.	3,017	232,410
Singapore Exchange, Ltd.	76,600	450,384
Wendel S.A.	3,064	342,430

		34,012,944

Diversified Telecommunication Services—1.2%
AT&T, Inc. (d)	292,251	9,816,711
Belgacom S.A. (b)	14,687	531,814
Bezeq The Israeli Telecommunication Corp., Ltd.	182,189	323,910
BT Group plc	780,901	4,847,493
CenturyLink, Inc.	32,050	1,268,539
Deutsche Telekom AG	304,580	4,881,892
Elisa Oyj	13,654	371,617
Frontier Communications Corp. (b)	56,465	376,622
HKT Trust / HKT, Ltd.	254,200	330,092
Iliad S.A.	2,522	605,831
Inmarsat plc	40,708	504,472
Koninklijke KPN NV	307,245	968,676
Level 3 Communications, Inc. (a)	15,714	775,957
Nippon Telegraph & Telephone Corp.	36,014	1,853,209
Orange S.A.	177,882	3,025,110
PCCW, Ltd.	389,700	266,480
Singapore Telecommunications, Ltd.	761,400	2,233,390
Singapore Telecommunications, Ltd.	3,000	8,806
Spark New Zealand, Ltd.	173,913	421,376
Swisscom AG	2,241	1,176,751
TDC A/S	77,418	589,975
Telecom Italia S.p.A. (a) (b)	969,238	1,027,896
Telecom Italia S.p.A. - Risparmio Shares	574,543	480,223
Telefonica Deutschland Holding AG (a)	57,071	304,784
Telefonica S.A.	404,163	5,781,133
Telenor ASA	72,020	1,452,165
TeliaSonera AB	228,470	1,469,279
Telstra Corp., Ltd.	417,798	2,028,912
TPG Telecom, Ltd.	26,556	144,949
Verizon Communications, Inc. (d)	233,620	10,928,744
Vivendi S.A. (a)	116,432	2,904,415
Windstream Holdings, Inc.	33,950	279,748

		61,980,971

Electric Utilities—0.7%
American Electric Power Co., Inc.	27,550	1,672,836
AusNet Services	160,953	173,879
Cheung Kong Infrastructure Holdings, Ltd.	58,400	431,509
Chubu Electric Power Co., Inc. (a)	61,837	727,477

Electric Utilities—(Continued)
Chugoku Electric Power Co., Inc. (The) (b)	28,434	372,365
CLP Holdings, Ltd.	181,482	1,574,822
Contact Energy, Ltd.	34,436	171,378
Duke Energy Corp.	39,815	3,326,145
Edison International	18,345	1,201,231
EDP - Energias de Portugal S.A.	221,352	856,063
Electricite de France S.A.	23,181	636,524
Enel S.p.A.	631,468	2,823,448
Entergy Corp.	10,125	885,735
Exelon Corp.	48,424	1,795,562
FirstEnergy Corp.	23,625	921,139
Fortum Oyj	42,555	919,589
Hokuriku Electric Power Co.	16,111	205,744
Iberdrola S.A.	484,061	3,256,847
Kansai Electric Power Co., Inc. (The) (a)	67,533	642,489
Kyushu Electric Power Co., Inc. (a)	40,897	409,587
Mighty River Power, Ltd.	67,154	155,785
NextEra Energy, Inc.	24,645	2,619,517
Northeast Utilities	17,765	950,783
Pepco Holdings, Inc.	14,060	378,636
Pinnacle West Capital Corp.	6,150	420,106
Power Assets Holdings, Ltd.	132,900	1,283,040
PPL Corp.	37,415	1,359,287
Red Electrica Corp. S.A. (b)	10,379	911,142
Shikoku Electric Power Co., Inc. (a)	17,152	207,925
Southern Co. (The) (b)	50,395	2,474,898
SSE plc	93,538	2,348,239
Terna Rete Elettrica Nazionale S.p.A.	143,727	651,097
Tohoku Electric Power Co., Inc.	43,438	504,595
Tokyo Electric Power Co., Inc. (a)	138,685	565,125
Xcel Energy, Inc.	28,410	1,020,487

		38,855,031

Electrical Equipment—0.4%
ABB, Ltd. (a)	210,959	4,462,140
Alstom S.A. (a)	20,772	670,073
AMETEK, Inc.	13,867	729,820
Eaton Corp. plc	26,838	1,823,911
Emerson Electric Co.	39,295	2,425,680
Fuji Electric Co., Ltd.	52,942	211,197
Legrand S.A.	25,484	1,334,059
Mabuchi Motor Co., Ltd.	4,848	191,055
Mitsubishi Electric Corp.	184,739	2,199,508
Nidec Corp.	20,900	1,355,627
OSRAM Licht AG (a)	8,625	339,847
Prysmian S.p.A.	19,445	353,922
Rockwell Automation, Inc.	7,745	861,244
Schneider Electric SE	50,386	3,661,140
Vestas Wind Systems A/S (a)	21,544	778,265

		21,397,488

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	17,670	950,823
Citizen Holdings Co., Ltd.	25,300	194,641
Corning, Inc.	72,740	1,667,928
FLIR Systems, Inc.	7,905	255,411

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hamamatsu Photonics KK	6,834	$326,560
Hexagon AB - B Shares	24,484	757,163
Hirose Electric Co., Ltd.	2,955	344,010
Hitachi High-Technologies Corp.	6,011	173,437
Hitachi, Ltd.	463,158	3,389,047
Hoya Corp.	40,850	1,367,698
Ibiden Co., Ltd.	11,567	169,988
Japan Display, Inc. (a) (b)	34,489	105,490
Keyence Corp.	4,388	1,943,611
Kyocera Corp.	30,800	1,411,681
Murata Manufacturing Co., Ltd.	19,446	2,124,155
Nippon Electric Glass Co., Ltd.	37,602	169,512
Omron Corp.	19,666	881,439
Shimadzu Corp.	22,283	226,775
TDK Corp.	11,825	696,725
TE Connectivity, Ltd.	23,000	1,454,750
Yaskawa Electric Corp. (b)	22,000	281,405
Yokogawa Electric Corp.	20,643	227,235

		19,119,484

Energy Equipment & Services—0.3%
Amec Foster Wheeler plc	37,181	486,624
Baker Hughes, Inc.	24,525	1,375,117
Cameron International Corp. (a)	11,400	569,430
Diamond Offshore Drilling, Inc. (b)	3,715	136,378
Ensco plc - Class A	13,170	394,441
FMC Technologies, Inc. (a)	13,230	619,693
Halliburton Co.	47,950	1,885,873
Helmerich & Payne, Inc.	6,105	411,599
Nabors Industries, Ltd.	16,215	210,471
National Oilwell Varco, Inc.	24,205	1,586,154
Noble Corp. plc (b)	14,265	236,371
Petrofac, Ltd.	25,003	271,174
Saipem S.p.A. (a) (b)	25,369	266,433
Schlumberger, Ltd. (d)	73,090	6,242,617
Seadrill, Ltd. (b)	37,842	435,613
Subsea 7 S.A. (b)	26,901	274,330
Technip S.A.	9,850	588,180
Tenaris S.A. (b)	45,256	683,573
Transocean, Ltd. (b)	19,180	351,569
Transocean, Ltd. (Swiss-Traded Shares) (b)	34,746	636,785
WorleyParsons, Ltd.	19,861	163,820

		17,826,245

Food & Staples Retailing—0.9%
Aeon Co., Ltd. (b)	60,829	612,270
Carrefour S.A.	59,928	1,820,734
Casino Guichard Perrachon S.A.	5,427	499,415
Colruyt S.A.	6,742	312,623
Costco Wholesale Corp.	24,695	3,500,516
CVS Health Corp.	65,315	6,290,488
Delhaize Group S.A. (b)	9,906	719,591
Distribuidora Internacional de Alimentacion S.A.	59,120	397,520
FamilyMart Co., Ltd. (b)	5,614	209,579
ICA Gruppen AB	7,426	290,659

Food & Staples Retailing—(Continued)
J Sainsbury plc (b)	119,297	453,537
Jeronimo Martins SGPS S.A. (b)	24,196	242,520
Koninklijke Ahold NV	85,800	1,525,184
Kroger Co. (The)	27,480	1,764,491
Lawson, Inc. (b)	6,276	379,499
Metcash, Ltd. (b)	84,910	127,687
Metro AG (a)	15,643	478,933
Safeway, Inc.	12,900	453,048
Seven & I Holdings Co., Ltd.	72,331	2,609,031
Sysco Corp.	33,045	1,311,556
Tesco plc	779,267	2,267,608
Wal-Mart Stores, Inc. (d)	88,974	7,641,087
Walgreens Boots Alliance, Inc.	49,595	3,779,139
Wesfarmers, Ltd.	107,387	3,635,377
Whole Foods Market, Inc.	20,300	1,023,526
WM Morrison Supermarkets plc	200,874	571,681
Woolworths, Ltd.	120,866	3,011,416

		45,928,715

Food Products—1.2%
Ajinomoto Co., Inc.	54,281	1,005,812
Archer-Daniels-Midland Co.	36,355	1,890,460
Aryzta AG (a)	8,362	642,515
Associated British Foods plc	34,177	1,660,512
Barry Callebaut AG (a)	215	220,197
Calbee, Inc.	7,080	244,407
Campbell Soup Co. (b)	9,990	439,560
Chocoladefabriken Lindt & Spruengli AG	10	573,965
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	91	449,248
ConAgra Foods, Inc.	23,740	861,287
Danone S.A.	55,586	3,656,808
General Mills, Inc.	34,460	1,837,752
Golden Agri-Resources, Ltd.	676,600	234,645
Hershey Co. (The)	8,365	869,375
Hormel Foods Corp.	7,505	391,011
J.M. Smucker Co. (The)	5,785	584,169
Kellogg Co.	14,355	939,391
Kerry Group plc - Class A (Dublin Exchange)	9,082	626,623
Kerry Group plc - Class A (London Exchange)	6,107	427,993
Keurig Green Mountain, Inc.	6,883	911,275
Kikkoman Corp.	14,100	345,926
Kraft Foods Group, Inc.	33,423	2,094,285
McCormick & Co., Inc. (b)	7,270	540,161
Mead Johnson Nutrition Co.	11,430	1,149,172
MEIJI Holdings Co., Ltd. (b)	5,918	538,983
Mondelez International, Inc. - Class A	94,960	3,449,422
Nestle S.A.	309,367	22,677,078
NH Foods, Ltd.	16,715	365,610
Nisshin Seifun Group, Inc. (b)	20,400	197,661
Nissin Foods Holdings Co., Ltd.	5,634	269,615
Orkla ASA	77,914	531,006
Tate & Lyle plc	44,620	419,137
Toyo Suisan Kaisha, Ltd. (b)	8,477	273,715
Tyson Foods, Inc. - Class A	16,450	659,481
Unilever NV	156,275	6,138,913

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Unilever plc	123,127	$5,001,513
WH Group, Ltd. (144A) (a)	351,300	200,081
Wilmar International, Ltd.	183,339	447,252
Yakult Honsha Co., Ltd. (b)	8,492	448,152
Yamazaki Baking Co., Ltd. (b)	10,748	132,615

		64,346,783

Gas Utilities—0.1%
AGL Resources, Inc.	6,730	366,852
APA Group (b)	106,242	646,881
Enagas S.A.	19,547	618,717
Gas Natural SDG S.A.	33,586	844,918
Hong Kong & China Gas Co., Ltd.	605,039	1,374,608
Osaka Gas Co., Ltd.	179,489	670,859
Snam S.p.A.	194,647	960,218
Toho Gas Co., Ltd. (b)	39,048	191,360
Tokyo Gas Co., Ltd.	222,460	1,200,430

		6,874,843

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	84,700	3,813,194
Baxter International, Inc.	30,500	2,235,345
Becton Dickinson & Co.	10,790	1,501,536
Boston Scientific Corp. (a)	74,680	989,510
C.R. Bard, Inc.	4,185	697,305
CareFusion Corp. (a)	11,420	677,663
Cochlear, Ltd. (b)	5,519	348,321
Coloplast A/S - Class B	10,710	901,430
Covidien plc	25,465	2,604,560
DENTSPLY International, Inc.	7,945	423,230
Edwards Lifesciences Corp. (a)	6,030	768,101
Elekta AB - B Shares	35,180	359,052
Essilor International S.A.	19,604	2,182,252
Getinge AB - B Shares	19,294	438,241
Intuitive Surgical, Inc. (a)	2,020	1,068,459
Medtronic, Inc.	55,235	3,987,967
Olympus Corp. (a)	23,006	810,637
Smith & Nephew plc	85,588	1,571,345
Sonova Holding AG	5,170	757,886
St. Jude Medical, Inc.	15,985	1,039,504
Stryker Corp.	16,870	1,591,347
Sysmex Corp.	14,000	621,085
Terumo Corp.	29,200	665,021
Varian Medical Systems, Inc. (a)	5,825	503,921
William Demant Holding A/S (a) (b)	2,167	164,480
Zimmer Holdings, Inc.	9,535	1,081,460

		31,802,852

Health Care Providers & Services—0.6%
Aetna, Inc.	19,944	1,771,626
Alfresa Holdings Corp.	16,900	204,244
AmerisourceBergen Corp.	11,985	1,080,568
Anthem, Inc.	15,480	1,945,372
Cardinal Health, Inc.	18,930	1,528,219
Celesio AG	4,855	156,984

Health Care Providers & Services—(Continued)
Cigna Corp.	14,825	1,525,641
DaVita HealthCare Partners, Inc. (a)	9,630	729,376
Express Scripts Holding Co. (a)	42,014	3,557,325
Extendicare Inc. (b)	9,700	54,436
Fresenius Medical Care AG & Co. KGaA	20,822	1,558,336
Fresenius SE & Co. KGaA	36,310	1,896,115
Healthscope, Ltd. (a)	108,007	239,140
Humana, Inc.	8,700	1,249,581
Laboratory Corp. of America Holdings (a)	4,825	520,617
McKesson Corp.	13,055	2,709,957
Medipal Holdings Corp.	12,887	149,656
Miraca Holdings, Inc.	5,443	234,563
Patterson Cos., Inc.	4,780	229,918
Quest Diagnostics, Inc.	8,105	543,521
Ramsay Health Care, Ltd.	12,670	587,521
Ryman Healthcare, Ltd.	35,267	234,127
Sonic Healthcare, Ltd.	36,361	546,054
Suzuken Co., Ltd.	6,765	186,965
Tenet Healthcare Corp. (a)	5,457	276,506
UnitedHealth Group, Inc.	54,800	5,539,732
Universal Health Services, Inc. - Class B	5,200	578,552

		29,834,652

Health Care Technology—0.0%
Cerner Corp. (a)	17,060	1,103,099
M3, Inc.	18,611	309,485

		1,412,584

Hotels, Restaurants & Leisure—0.6%
Accor S.A.	16,560	741,990
Carnival Corp.	25,320	1,147,756
Carnival plc	17,649	796,885
Chipotle Mexican Grill, Inc. (a)	1,815	1,242,386
Compass Group plc	160,932	2,742,978
Crown Resorts, Ltd.	34,811	357,624
Darden Restaurants, Inc.	7,375	432,396
Flight Centre Travel Group, Ltd. (b)	5,369	142,005
Galaxy Entertainment Group, Ltd.	223,771	1,245,658
Genting Singapore plc (b)	587,000	475,604
InterContinental Hotels Group plc	22,652	907,714
Marriott International, Inc. - Class A	12,275	957,818
McDonald’s Corp.	55,340	5,185,358
McDonald’s Holdings Co. Japan, Ltd. (b)	6,377	139,509
Merlin Entertainments plc	48,626	300,198
MGM China Holdings, Ltd.	90,500	228,144
Oriental Land Co., Ltd.	4,860	1,114,494
Royal Caribbean Cruises, Ltd.	9,414	775,996
Sands China, Ltd.	232,135	1,130,538
Shangri-La Asia, Ltd.	133,200	182,944
SJM Holdings, Ltd.	189,856	298,787
Sodexo S.A.	9,088	891,074
Starbucks Corp.	42,330	3,473,177
Starwood Hotels & Resorts Worldwide, Inc.	10,765	872,719
TABCORP Holdings, Ltd.	71,914	242,605
Tatts Group, Ltd.	137,644	387,231
TUI AG (a)	19,187	308,319

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Whitbread plc	17,417	$1,285,322
William Hill plc	83,947	472,083
Wyndham Worldwide Corp.	7,065	605,894
Wynn Macau, Ltd.	148,278	414,325
Wynn Resorts, Ltd.	4,550	676,858
Yum! Brands, Inc.	24,740	1,802,309

		31,978,698

Household Durables—0.3%
Casio Computer Co., Ltd. (b)	19,300	296,394
D.R. Horton, Inc.	18,650	471,658
Electrolux AB - Series B	23,114	678,194
Garmin, Ltd. (b)	6,770	357,659
Harman International Industries, Inc.	3,830	408,699
Husqvarna AB - B Shares	38,957	286,503
Iida Group Holdings Co., Ltd.	15,479	187,993
Leggett & Platt, Inc. (b)	7,680	327,245
Lennar Corp. - Class A (b)	9,995	447,876
Mohawk Industries, Inc. (a)	3,460	537,546
Newell Rubbermaid, Inc.	15,425	587,538
Nikon Corp. (b)	32,655	433,594
Panasonic Corp.	211,828	2,488,698
Persimmon plc (a)	29,342	717,762
PulteGroup, Inc.	18,980	407,311
Rinnai Corp.	3,575	240,730
Sekisui Chemical Co., Ltd.	40,915	492,556
Sekisui House, Ltd.	53,549	701,374
Sharp Corp. (a) (b)	146,178	323,948
Sony Corp.	100,575	2,047,589
Techtronic Industries Co., Ltd.	131,100	420,135
Whirlpool Corp.	4,430	858,268

		13,719,270

Household Products—0.5%
Clorox Co. (The)	7,215	751,875
Colgate-Palmolive Co.	48,350	3,345,337
Henkel AG & Co. KGaA	11,228	1,093,332
Kimberly-Clark Corp.	21,135	2,441,938
Procter & Gamble Co. (The) (d)	152,625	13,902,611
Reckitt Benckiser Group plc	62,345	5,029,458
Svenska Cellulosa AB SCA - B Shares	56,374	1,217,455
Unicharm Corp.	35,700	859,107

		28,641,113

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	37,485	516,168
Electric Power Development Co., Ltd.	11,170	378,081
Enel Green Power S.p.A.	166,848	346,656
Meridian Energy, Ltd.	120,436	165,123
NRG Energy, Inc.	19,005	512,185

		1,918,213

Industrial Conglomerates—0.8%
3M Co.	36,545	6,005,074
Danaher Corp.	34,360	2,944,996

Industrial Conglomerates—(Continued)
General Electric Co. (d)	565,545	14,291,322
Hutchison Whampoa International, Ltd.	204,600	2,345,009
Keihan Electric Railway Co., Ltd.	48,000	256,363
Keppel Corp., Ltd.	139,000	927,500
Koninklijke Philips NV	91,776	2,664,731
NWS Holdings, Ltd.	143,500	262,431
Roper Industries, Inc.	5,690	889,632
Seibu Holdings, Inc. (b)	11,513	234,888
Sembcorp Industries, Ltd.	93,600	313,885
Siemens AG	76,066	8,626,661
Smiths Group plc	37,819	640,091
Toshiba Corp.	385,779	1,633,541

		42,036,124

Insurance—1.8%
ACE, Ltd.	18,940	2,175,827
Admiral Group plc	18,710	383,155
Aegon NV	174,988	1,312,936
Aflac, Inc.	25,485	1,556,879
Ageas	21,053	746,618
AIA Group, Ltd.	1,155,473	6,340,449
Allianz SE	43,794	7,276,535
Allstate Corp. (The)	24,365	1,711,641
American International Group, Inc.	80,435	4,505,164
AMP, Ltd.	283,746	1,262,669
Aon plc	16,380	1,553,315
Assicurazioni Generali S.p.A.	112,017	2,289,118
Assurant, Inc.	4,005	274,062
Aviva plc	282,773	2,118,866
AXA S.A.	174,243	4,024,410
Baloise Holding AG	4,586	585,703
Chubb Corp. (The)	13,570	1,404,088
Cincinnati Financial Corp.	8,310	430,707
CNP Assurances	16,499	292,162
Dai-ichi Life Insurance Co., Ltd. (The)	103,430	1,569,520
Delta Lloyd NV	19,123	420,280
Direct Line Insurance Group plc	143,375	646,667
Friends Life Group, Ltd.	135,205	764,404
Genworth Financial, Inc. - Class A (a)	27,915	237,278
Gjensidige Forsikring ASA	19,318	314,665
Hannover Rueck SE	5,828	528,640
Hartford Financial Services Group, Inc. (The)	25,240	1,052,256
Insurance Australia Group, Ltd.	223,819	1,134,742
Legal & General Group plc	569,636	2,187,869
Lincoln National Corp.	14,640	844,289
Loews Corp.	17,140	720,223
Mapfre S.A.	88,306	297,377
Marsh & McLennan Cos., Inc.	30,650	1,754,406
Medibank Pvt, Ltd. (a)	265,179	521,746
MetLife, Inc. (e)	63,375	3,427,954
MS&AD Insurance Group Holdings	48,639	1,155,267
Muenchener Rueckversicherungs-Gesellschaft AG	16,591	3,323,871
NN Group NV (a)	11,752	350,180
Old Mutual plc	470,615	1,384,039
Principal Financial Group, Inc.	15,375	798,577

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Progressive Corp. (The)	30,305	$817,932
Prudential Financial, Inc.	25,930	2,345,628
Prudential plc	246,207	5,665,754
QBE Insurance Group, Ltd.	128,739	1,167,714
RSA Insurance Group plc (a)	96,788	651,373
Sampo Oyj - A Shares	42,886	2,010,907
SCOR SE	14,730	445,771
Sompo Japan Nipponkoa Holdings, Inc.	31,766	798,280
Sony Financial Holdings, Inc.	16,692	246,140
Standard Life plc	229,413	1,413,282
Suncorp Group, Ltd.	123,472	1,406,983
Swiss Life Holding AG (a)	3,083	728,557
Swiss Re AG (a)	33,785	2,826,903
T&D Holdings, Inc.	55,552	668,312
Tokio Marine Holdings, Inc.	66,479	2,158,889
Torchmark Corp.	7,355	398,420
Travelers Cos., Inc. (The)	19,080	2,019,618
Tryg A/S	2,005	224,168
UnipolSai S.p.A.	85,568	229,286
Unum Group	14,295	498,610
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,710	165,132
XL Group plc	14,965	514,347
Zurich Insurance Group AG (a)	14,337	4,489,528

		95,570,088

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (a)	21,390	6,638,386
Expedia, Inc.	5,585	476,736
Netflix, Inc. (a)	3,383	1,155,667
Priceline Group, Inc. (The) (a)	2,995	3,414,929
Rakuten, Inc. (a) (b)	76,401	1,063,701
TripAdvisor, Inc. (a)	6,305	470,731

		13,220,150

Internet Software & Services—0.7%
Akamai Technologies, Inc. (a)	10,010	630,229
eBay, Inc. (a)	63,675	3,573,441
Facebook, Inc. - Class A (a)	117,682	9,181,550
Google, Inc. - Class A (a) (d)	16,040	8,511,786
Google, Inc. - Class C (a) (d)	16,040	8,443,456
Kakaku.com, Inc. (b)	13,954	200,616
Mixi, Inc. (b)	3,592	134,057
United Internet AG	11,800	535,107
VeriSign, Inc. (a)	6,335	361,095
Yahoo Japan Corp. (b)	136,583	492,847
Yahoo!, Inc. (a)	52,095	2,631,318

		34,695,502

IT Services—0.8%
Accenture plc - Class A	35,595	3,178,989
Alliance Data Systems Corp. (a)	3,150	901,058
Amadeus IT Holding S.A. - A Shares	40,792	1,620,960
AtoS	7,749	613,202
Automatic Data Processing, Inc.	27,095	2,258,910

IT Services—(Continued)
Cap Gemini S.A.	13,792	982,377
Cognizant Technology Solutions Corp. - Class A (a)	34,250	1,803,605
Computer Sciences Corp.	8,155	514,173
Computershare, Ltd.	45,075	431,085
Fidelity National Information Services, Inc.	16,085	1,000,487
Fiserv, Inc. (a)	14,060	997,838
Fujitsu, Ltd.	178,016	948,267
International Business Machines Corp. (d)	52,296	8,390,370
Itochu Techno-Solutions Corp.	2,300	81,498
MasterCard, Inc. - Class A	55,500	4,781,880
Nomura Research Institute, Ltd.	10,830	332,545
NTT Data Corp.	12,110	452,696
Otsuka Corp.	4,600	145,578
Paychex, Inc.	18,415	850,221
Teradata Corp. (a) (b)	8,700	380,016
Total System Services, Inc.	9,295	315,658
Visa, Inc. - Class A	27,740	7,273,428
Western Union Co. (The) (b)	29,820	534,076
Xerox Corp.	61,060	846,292

		39,635,209

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,010	361,044
Hasbro, Inc. (b)	6,445	354,410
Mattel, Inc.	18,945	586,253
Sankyo Co., Ltd.	4,704	162,120
Sega Sammy Holdings, Inc. (b)	17,848	228,980
Shimano, Inc.	7,641	988,365
Yamaha Corp.	16,100	239,137

		2,920,309

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	18,735	767,011
Lonza Group AG (a)	5,106	575,432
PerkinElmer, Inc.	6,290	275,062
QIAGEN NV (a)	22,311	522,482
Thermo Fisher Scientific, Inc.	22,530	2,822,783
Waters Corp. (a)	4,690	528,657

		5,491,427

Machinery—0.9%
Alfa Laval AB	30,187	571,103
Amada Co., Ltd. (b)	32,986	282,816
Andritz AG	7,010	385,244
Atlas Copco AB - A Shares (b)	64,421	1,793,296
Atlas Copco AB - B Shares	37,384	957,922
Caterpillar, Inc.	35,385	3,238,789
CNH Industrial NV	90,881	732,629
Cummins, Inc.	9,695	1,397,728
Deere & Co. (b)	20,215	1,788,421
Dover Corp.	9,400	674,168
FANUC Corp.	18,410	3,038,361
Flowserve Corp.	7,680	459,494
GEA Group AG	17,554	777,236

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Hino Motors, Ltd.	25,133	$328,792
Hitachi Construction Machinery Co., Ltd.	10,358	219,609
IHI Corp.	132,748	674,006
Illinois Tool Works, Inc.	20,600	1,950,820
IMI plc	26,134	511,605
Ingersoll-Rand plc	15,065	954,970
Joy Global, Inc. (b)	5,535	257,488
JTEKT Corp.	19,717	333,945
Kawasaki Heavy Industries, Ltd.	135,697	619,688
Komatsu, Ltd.	89,587	1,986,102
Kone Oyj - Class B (b)	30,012	1,363,098
Kubota Corp.	108,359	1,573,508
Kurita Water Industries, Ltd.	9,724	203,147
Makita Corp.	11,490	519,849
MAN SE	3,395	378,636
Melrose Industries plc	102,184	420,455
Metso Oyj	10,930	325,996
Minebea Co., Ltd.	30,000	439,108
Mitsubishi Heavy Industries, Ltd.	291,000	1,608,989
Nabtesco Corp.	10,740	257,837
NGK Insulators, Ltd.	24,922	513,277
NSK, Ltd.	45,169	534,957
PACCAR, Inc.	19,995	1,359,860
Pall Corp.	6,020	609,284
Parker-Hannifin Corp.	8,435	1,087,693
Pentair plc	10,873	722,185
Sandvik AB	102,003	993,172
Schindler Holding AG	1,963	281,547
Schindler Holding AG (Participation Certificate)	4,281	617,718
Sembcorp Marine, Ltd. (b)	79,700	196,326
SKF AB - B Shares	37,927	797,869
SMC Corp.	5,313	1,383,543
Snap-on, Inc.	3,310	452,609
Stanley Black & Decker, Inc.	8,840	849,347
Sulzer AG	2,324	246,895
Sumitomo Heavy Industries, Ltd.	52,676	283,085
THK Co., Ltd.	10,952	264,419
Vallourec S.A.	10,545	287,949
Volvo AB - B Shares	147,214	1,589,888
Wartsila Oyj Abp	14,245	639,232
Weir Group plc (The)	20,441	585,061
Xylem, Inc.	10,240	389,837
Yangzijiang Shipbuilding Holdings, Ltd.	179,890	163,373
Zardoya Otis S.A. (b)	16,691	184,707

		46,058,688

Marine—0.1%
AP Moeller - Maersk A/S - Class A	369	706,026
AP Moeller - Maersk A/S - Class B	686	1,363,569
Kuehne & Nagel International AG	5,192	705,756
Mitsui OSK Lines, Ltd. (b)	103,913	308,666
Nippon Yusen KK	153,984	435,536

		3,519,553

Media—1.1%
Altice S.A. (a)	8,318	656,388
Axel Springer SE (b)	3,871	233,455
Cablevision Systems Corp. - Class A (b)	12,185	251,498
CBS Corp. - Class B	27,250	1,508,015
Comcast Corp. - Class A	145,830	8,459,598
Dentsu, Inc.	20,787	874,789
DIRECTV (a)	28,345	2,457,511
Discovery Communications, Inc. - Class A (a)	8,250	284,213
Discovery Communications, Inc. - Class C (a)	15,350	517,602
Eutelsat Communications S.A.	14,884	481,161
Gannett Co., Inc.	12,640	403,595
Hakuhodo DY Holdings, Inc. (b)	22,360	214,319
Interpublic Group of Cos., Inc. (The)	23,725	492,768
ITV plc	367,455	1,224,127
JCDecaux S.A.	6,470	222,175
Kabel Deutschland Holding AG (a)	2,134	290,211
Lagardere SCA	11,281	292,779
News Corp. - Class A (a)	28,021	439,649
Numericable-SFR (a)	9,343	460,706
Omnicom Group, Inc.	14,185	1,098,912
Pearson plc	78,641	1,446,619
ProSiebenSat.1 Media AG	20,979	883,821
Publicis Groupe S.A.	17,876	1,280,336
REA Group, Ltd. (b)	5,089	186,970
Reed Elsevier NV	67,100	1,603,605
Reed Elsevier plc	109,577	1,864,278
RTL Group S.A. (Brussels Exchange)	3,657	344,149
RTL Group S.A. (Frankfurt Exchange) (a)	93	8,838
Scripps Networks Interactive, Inc. - Class A (b)	5,850	440,330
SES S.A.	29,247	1,049,121
Singapore Press Holdings, Ltd. (b)	153,000	485,996
Sky plc	99,051	1,378,614
Telenet Group Holding NV (a)	5,090	285,875
Time Warner Cable, Inc.	15,735	2,392,664
Time Warner, Inc.	48,155	4,113,400
Toho Co., Ltd.	10,894	247,190
Twenty-First Century Fox, Inc. - Class A	106,135	4,076,115
Viacom, Inc. - Class B	21,470	1,615,618
Walt Disney Co. (The)	88,979	8,380,932
Wolters Kluwer NV	28,960	884,313
WPP plc	126,394	2,622,194

		56,454,449

Metals & Mining—0.8%
Alcoa, Inc.	66,250	1,046,088
Allegheny Technologies, Inc.	6,035	209,837
Alumina, Ltd. (a)	241,405	349,830
Anglo American plc	133,982	2,478,928
Antofagasta plc	37,693	437,626
ArcelorMittal (b)	95,987	1,039,658
BHP Billiton plc	202,619	4,333,982
BHP Billiton, Ltd.	308,109	7,310,983
Boliden AB	26,244	418,147
Fortescue Metals Group, Ltd. (b)	148,438	327,111
Freeport-McMoRan, Inc.	58,500	1,366,560

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Fresnillo plc (b)	21,130	$250,745
Glencore plc (a)	1,018,500	4,687,898
Hitachi Metals, Ltd.	20,465	348,513
Iluka Resources, Ltd. (b)	39,920	191,902
JFE Holdings, Inc.	47,161	1,049,732
Kobe Steel, Ltd.	296,670	513,191
Maruichi Steel Tube, Ltd. (b)	4,500	95,862
Mitsubishi Materials Corp.	106,804	355,041
Newcrest Mining, Ltd. (a)	73,081	650,760
Newmont Mining Corp.	28,035	529,862
Nippon Steel Sumitomo Metal Corp.	729,089	1,809,390
Norsk Hydro ASA	128,220	721,160
Nucor Corp.	17,940	879,957
Randgold Resources, Ltd.	8,503	575,322
Rio Tinto plc	122,073	5,624,216
Rio Tinto, Ltd.	41,804	1,960,910
Sumitomo Metal Mining Co., Ltd.	50,516	753,791
ThyssenKrupp AG (a)	43,526	1,119,512
Voestalpine AG	10,755	423,970
Yamato Kogyo Co., Ltd.	3,700	104,025

		41,964,509

Multi-Utilities—0.6%
AGL Energy, Ltd.	53,238	578,752
Ameren Corp.	13,660	630,136
CenterPoint Energy, Inc.	24,200	567,006
Centrica plc	481,465	2,072,205
CMS Energy Corp.	15,455	537,061
Consolidated Edison, Inc.	16,445	1,085,535
Dominion Resources, Inc.	32,790	2,521,551
DTE Energy Co.	9,930	857,654
E.ON SE	191,963	3,296,383
GDF Suez	138,883	3,243,654
Integrys Energy Group, Inc.	4,490	349,547
National Grid plc	361,778	5,157,444
NiSource, Inc.	17,750	752,955
PG&E Corp.	26,545	1,413,256
Public Service Enterprise Group, Inc.	28,470	1,178,943
RWE AG	46,949	1,469,875
SCANA Corp. (b)	7,940	479,576
Sempra Energy	13,020	1,449,907
Suez Environnement Co.	28,505	494,142
TECO Energy, Inc.	13,135	269,136
Veolia Environnement S.A.	40,458	718,475
Wisconsin Energy Corp. (b)	12,665	667,952

		29,791,145

Multiline Retail—0.2%
Dollar General Corp. (a)	17,080	1,207,556
Dollar Tree, Inc. (a)	11,570	814,297
Don Quijote Holdings Co., Ltd.	5,660	386,601
Family Dollar Stores, Inc.	5,410	428,526
Harvey Norman Holdings, Ltd.	49,785	135,751
Isetan Mitsukoshi Holdings, Ltd. (b)	32,197	394,712
J Front Retailing Co., Ltd.	22,900	266,677
Kohl’s Corp. (b)	11,525	703,486

Multiline Retail—(Continued)
Macy’s, Inc.	19,910	1,309,082
Marks & Spencer Group plc	156,855	1,158,099
Marui Group Co., Ltd.	22,900	207,105
Next plc	14,714	1,551,972
Nordstrom, Inc.	8,040	638,296
Takashimaya Co., Ltd.	25,372	203,480
Target Corp.	35,690	2,709,228

		12,114,868

Oil, Gas & Consumable Fuels—2.6%
Anadarko Petroleum Corp.	28,535	2,354,138
Apache Corp.	21,595	1,353,359
BG Group plc	327,213	4,355,445
BP plc	1,767,342	11,222,164
Cabot Oil & Gas Corp.	23,490	695,539
Caltex Australia, Ltd.	12,908	357,196
Chesapeake Energy Corp.	29,235	572,129
Chevron Corp. (d)	107,100	12,014,478
Cimarex Energy Co.	4,915	520,990
ConocoPhillips	69,320	4,787,239
CONSOL Energy, Inc.	12,890	435,811
Delek Group, Ltd.	464	116,432
Denbury Resources, Inc. (b)	19,805	161,015
Devon Energy Corp.	21,620	1,323,360
ENI S.p.A.	244,049	4,262,367
EOG Resources, Inc.	30,890	2,844,042
EQT Corp.	8,510	644,207
Exxon Mobil Corp. (d)	240,389	22,223,963
Galp Energia SGPS S.A.	36,856	372,870
Hess Corp.	14,770	1,090,321
Idemitsu Kosan Co., Ltd. (b)	8,400	139,188
Inpex Corp.	84,171	933,906
JX Holdings, Inc.	215,024	837,710
Kinder Morgan, Inc. (b)	95,930	4,058,798
Koninklijke Vopak NV (b)	6,746	349,470
Lundin Petroleum AB (a) (b)	20,889	298,694
Marathon Oil Corp.	37,980	1,074,454
Marathon Petroleum Corp.	16,005	1,444,611
Murphy Oil Corp.	9,385	474,130
Neste Oil Oyj (b)	12,432	301,238
Newfield Exploration Co. (a)	7,700	208,824
Noble Energy, Inc.	20,300	962,829
Occidental Petroleum Corp.	43,945	3,542,407
OMV AG	14,226	376,444
ONEOK, Inc.	11,760	585,530
Origin Energy, Ltd.	105,877	999,167
Phillips 66	31,540	2,261,418
Pioneer Natural Resources Co.	8,065	1,200,475
QEP Resources, Inc.	9,265	187,338
Range Resources Corp.	9,505	508,042
Repsol S.A. (b)	97,153	1,805,895
Royal Dutch Shell plc - A Shares	378,242	12,537,396
Royal Dutch Shell plc - B Shares	234,118	8,042,874
Santos, Ltd.	93,846	634,050
Showa Shell Sekiyu KK (b)	18,000	177,401
Southwestern Energy Co. (a)	19,905	543,208

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Spectra Energy Corp.	37,720	$1,369,236
Statoil ASA	107,065	1,876,253
Tesoro Corp.	7,225	537,179
TonenGeneral Sekiyu KK (b)	26,150	223,542
Total S.A.	205,347	10,587,533
Tullow Oil plc	87,107	551,149
Valero Energy Corp.	29,715	1,470,893
Williams Cos., Inc. (The)	37,865	1,701,653
Woodside Petroleum, Ltd.	71,137	2,211,513

		136,721,513

Paper & Forest Products—0.1%
International Paper Co.	24,035	1,287,795
OJI Holdings Corp.	76,372	274,070
Stora Enso Oyj - R Shares	52,469	467,032
UPM-Kymmene Oyj	51,051	838,292

		2,867,189

Personal Products—0.2%
Avon Products, Inc. (b)	24,400	229,116
Beiersdorf AG	9,719	792,706
Estee Lauder Cos., Inc. (The) - Class A	12,720	969,264
Kao Corp.	49,524	1,953,701
L’Oreal S.A.	24,115	4,048,597
Shiseido Co., Ltd. (b)	34,509	483,243

		8,476,627

Pharmaceuticals—3.4%
AbbVie, Inc.	89,680	5,868,659
Actavis plc (a)	14,932	3,843,646
Allergan, Inc.	16,795	3,570,449
Astellas Pharma, Inc.	205,900	2,865,636
AstraZeneca plc	121,125	8,520,618
Bayer AG	79,333	10,845,568
Bristol-Myers Squibb Co.	93,435	5,515,468
Chugai Pharmaceutical Co., Ltd.	21,474	527,870
Daiichi Sankyo Co., Ltd.	61,199	855,592
Eisai Co., Ltd.	24,180	936,923
Eli Lilly & Co.	55,430	3,824,116
GlaxoSmithKline plc	465,233	9,953,684
Hisamitsu Pharmaceutical Co., Inc.	5,525	173,448
Hospira, Inc. (a)	9,440	578,200
Johnson & Johnson (d)	159,020	16,628,721
Kyowa Hakko Kirin Co., Ltd.	22,167	208,661
Mallinckrodt plc (a)	6,370	630,821
Merck & Co., Inc. (d)	162,535	9,230,363
Merck KGaA	12,436	1,179,748
Mitsubishi Tanabe Pharma Corp.	21,801	319,473
Mylan, Inc. (a)	21,085	1,188,561
Novartis AG	220,673	20,294,740
Novo Nordisk A/S - Class B	192,533	8,146,380
Ono Pharmaceutical Co., Ltd.	7,934	703,048
Orion Oyj - Class B	9,591	297,747
Otsuka Holdings Co., Ltd.	37,473	1,123,888
Perrigo Co. plc	7,553	1,262,560

Pharmaceuticals—(Continued)
Pfizer, Inc.	357,406	11,133,197
Roche Holding AG	67,400	18,268,127
Sanofi	114,090	10,397,698
Santen Pharmaceutical Co., Ltd.	7,137	381,943
Shionogi & Co., Ltd.	28,698	743,433
Shire plc	56,559	4,001,734
Sumitomo Dainippon Pharma Co., Ltd. (b)	15,200	147,740
Taisho Pharmaceutical Holdings Co., Ltd.	3,039	185,388
Takeda Pharmaceutical Co., Ltd.	75,750	3,143,298
Teva Pharmaceutical Industries, Ltd.	82,205	4,723,023
UCB S.A.	12,129	920,472
Zoetis, Inc.	28,240	1,215,167

		174,355,808

Professional Services—0.2%
Adecco S.A. (a)	16,356	1,120,451
ALS, Ltd. (b)	37,683	163,058
Bureau Veritas S.A.	21,327	470,937
Capita plc	63,418	1,062,834
Dun & Bradstreet Corp. (The)	2,095	253,411
Equifax, Inc.	6,815	551,129
Experian plc	94,922	1,601,118
Intertek Group plc	15,487	561,386
Nielsen NV	17,133	766,359
Randstad Holding NV	12,095	581,667
Recruit Holdings Co., Ltd. (a) (b)	13,853	392,199
Robert Half International, Inc.	7,720	450,694
Seek, Ltd.	31,046	433,275
SGS S.A.	528	1,076,561

		9,485,079

Real Estate Investment Trusts—3.0%
Acadia Realty Trust	7,105	227,573
Activia Properties, Inc.	25	217,436
Advance Residence Investment Corp. (b)	142	379,164
Aedifica S.A.	1,027	69,348
Affine S.A.	600	11,015
Agree Realty Corp.	1,850	57,517
Alexander’s, Inc.	228	99,677
Alexandria Real Estate Equities, Inc.	7,918	702,643
Allied Properties Real Estate Investment Trust	8,270	266,508
Alstria Office REIT-AG (a) (b)	7,500	93,300
American Assets Trust, Inc.	4,150	165,212
American Campus Communities, Inc.	11,600	479,776
American Homes 4 Rent Trust - Class A	16,674	283,958
American Realty Capital Healthcare Trust, Inc.	18,950	225,505
American Realty Capital Properties, Inc.	102,550	928,077
American Tower Corp.	22,345	2,208,803
ANF Immobilier	750	18,331
Apartment Investment & Management Co. - Class A	24,365	905,160
Artis Real Estate Investment Trust	14,950	182,468
Ascendas Real Estate Investment Trust	413,800	742,789
Ashford Hospitality Trust, Inc.	7,800	81,744
Associated Estates Realty Corp.	6,350	147,384

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
AvalonBay Communities, Inc.	21,984	$3,591,966
Aviv REIT, Inc.	2,800	96,544
Befimmo S.A.	1,850	134,356
Beni Stabili S.p.A.	118,257	83,048
Big Yellow Group plc	15,800	149,013
BioMed Realty Trust, Inc.	21,894	471,597
Boardwalk Real Estate Investment Trust	4,400	233,066
Boston Properties, Inc.	25,475	3,278,378
Brandywine Realty Trust	19,826	316,819
British Land Co. plc	204,864	2,461,048
Brixmor Property Group, Inc.	11,800	293,112
BWP Trust (b)	52,648	119,328
Calloway Real Estate Investment Trust	11,450	269,052
Camden Property Trust	9,600	708,864
Campus Crest Communities, Inc. (b)	7,150	52,267
Canadian Apartment Properties	12,250	264,970
Canadian Real Estate Investment Trust	8,000	315,304
CapitaCommercial Trust	413,150	546,885
CapitaMall Trust	518,900	798,450
CBL & Associates Properties, Inc.	18,800	365,096
CDL Hospitality Trusts	69,750	91,578
Cedar Realty Trust, Inc.	8,750	64,225
Chambers Street Properties	26,200	211,172
Champion REIT	257,850	119,647
Charter Hall Retail	34,200	114,527
Chartwell Retirement Residences	19,100	195,800
Chatham Lodging Trust	3,600	104,292
Chesapeake Lodging Trust	6,057	225,381
Cofinimmo S.A.	1,945	225,116
Cominar Real Estate Investment Trust	17,481	280,015
Corio NV	14,300	697,877
Corporate Office Properties Trust	10,250	290,793
Cousins Properties, Inc.	23,494	268,301
Crombie Real Estate Investment Trust	8,550	95,082
Cromwell Property Group	159,950	134,253
Crown Castle International Corp.	18,810	1,480,347
CubeSmart	18,021	397,723
Daiwa House REIT Investment Corp. (b)	29	144,608
Daiwa House Residential Investment Corp.	36	173,348
Daiwa Office Investment Corp. (b)	28	156,215
DCT Industrial Trust, Inc.	9,752	347,756
DDR Corp.	33,850	621,486
Derwent London plc	10,250	478,749
Dexus Property Group (b)	187,290	1,059,074
DiamondRock Hospitality Co.	21,600	321,192
Digital Realty Trust, Inc.	15,000	994,500
Douglas Emmett, Inc.	14,864	422,138
Dream Global Real Estate Investment Trust	10,500	77,453
Dream Office Real Estate Investment Trust	11,550	250,028
Duke Realty Corp.	37,827	764,105
DuPont Fabros Technology, Inc. (b)	7,250	240,990
EastGroup Properties, Inc.	3,533	223,710
Education Realty Trust, Inc.	5,166	189,024
Empire State Realty Trust, Inc. - Class A	8,979	157,851
EPR Properties	6,347	365,778
Equity Commonwealth	14,259	366,029
Equity Lifestyle Properties, Inc.	8,469	436,577

Real Estate Investment Trusts—(Continued)
Equity One, Inc.	6,826	173,107
Equity Residential	59,930	4,305,371
Essex Property Trust, Inc.	10,700	2,210,620
Eurocommercial Properties NV	4,500	190,889
Excel Trust, Inc.	6,400	85,696
Extra Space Storage, Inc.	12,100	709,544
Federal Realty Investment Trust	7,548	1,007,356
Federation Centres, Ltd. (b)	294,772	686,042
FelCor Lodging Trust, Inc.	13,800	149,316
First Industrial Realty Trust, Inc.	12,150	249,804
First Potomac Realty Trust	6,500	80,340
Fonciere Des Regions	6,471	598,794
Fortune Real Estate Investment Trust	143,450	144,631
Franklin Street Properties Corp.	9,750	119,633
Frontier Real Estate Investment Corp.	53	242,574
Fukuoka REIT Corp. (b)	68	126,019
Gecina S.A.	6,522	816,283
General Growth Properties, Inc.	91,161	2,564,359
Getty Realty Corp.	2,750	50,078
Glimcher Realty Trust	16,050	220,527
GLP J-Reit	224	248,222
Goodman Group (b)	357,449	1,647,829
Government Properties Income Trust	7,785	179,133
GPT Group (b)	357,638	1,263,522
Granite Real Estate Investment Trust	5,200	184,672
Great Portland Estates plc	38,150	436,006
Grivalia Properties Real Estate Investment Co.	4,301	39,040
H&R Real Estate Investment Trust	30,394	568,481
Hamborner REIT AG	5,000	49,117
Hammerson plc	162,226	1,516,245
Hansteen Holdings plc (b)	76,000	127,461
HCP, Inc.	76,625	3,373,799
Health Care REIT, Inc.	54,545	4,127,420
Healthcare Realty Trust, Inc.	10,810	295,329
Healthcare Trust of America, Inc. - Class A	13,675	368,405
Hersha Hospitality Trust	19,050	133,922
Highwoods Properties, Inc.	10,100	447,228
Home Properties, Inc.	6,300	413,280
Hospitality Properties Trust	16,600	514,600
Host Hotels & Resorts, Inc.	126,435	3,005,360
Hudson Pacific Properties, Inc.	6,100	183,366
ICADE	7,537	603,518
Immobiliare Grande Distribuzione	33,546	26,125
Industrial & Infrastructure Fund Investment Corp.	33	152,384
Inland Real Estate Corp.	9,450	103,478
InnVest Real Estate Investment Trust	10,276	52,892
Intervest Offices & Warehouses	750	20,359
Intu Properties plc (b)	189,853	981,769
Investa Office Fund (b)	66,762	197,192
Investors Real Estate Trust	12,708	103,824
Iron Mountain, Inc.	10,349	400,092
Japan Excellent, Inc.	121	160,342
Japan Hotel REIT Investment Corp.	309	197,843
Japan Logistics Fund, Inc. (b)	92	206,202
Japan Prime Realty Investment Corp. (b)	164	569,336

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Japan Real Estate Investment Corp.	260	$1,251,280
Japan Retail Fund Investment Corp.	503	1,060,744
Kenedix Realty Investment Corp.	40	224,553
Keppel REIT	165,400	152,284
Kilroy Realty Corp.	9,334	644,699
Kimco Realty Corp.	68,638	1,725,559
Kite Realty Group Trust	9,112	261,879
Kiwi Property Group, Ltd.	112,550	108,725
Klepierre	20,399	878,651
Land Securities Group plc	163,072	2,917,989
LaSalle Hotel Properties	11,500	465,405
Lexington Realty Trust (b)	25,650	281,637
Liberty Property Trust	16,350	615,250
Link REIT (The)	474,500	2,958,925
Londonmetric Property plc	64,750	153,263
LTC Properties, Inc.	3,850	166,205
Macerich Co. (The)	23,518	1,961,636
Mack-Cali Realty Corp.	9,857	187,874
Mapletree Commercial Trust (b)	141,850	150,920
Mapletree Industrial Trust	130,100	145,525
Mapletree Logistics Trust (b)	158,700	141,877
Mercialys S.A.	4,550	101,492
Merlin Properties Socimi S.A. (a)	13,859	168,144
Mid-America Apartment Communities, Inc.	8,376	625,520
Mirvac Group	759,099	1,096,293
Morguard Real Estate Investment Trust	3,800	59,397
Mori Hills REIT Investment Corp.	144	206,045
Mori Trust Sogo REIT, Inc.	110	220,266
National Health Investors, Inc.	3,750	262,350
National Retail Properties, Inc.	14,483	570,196
New York REIT, Inc.	18,100	191,679
Nieuwe Steen Investments NV	14,393	64,095
Nippon Accommodations Fund, Inc.	50	197,293
Nippon Building Fund, Inc. (b)	287	1,437,917
Nippon Prologis REIT, Inc.	275	596,181
Nomura Real Estate Master Fund, Inc.	185	239,329
Nomura Real Estate Office Fund, Inc.	40	198,090
Northern Property Real Estate Investment Trust	3,550	72,632
Novion Property Group (b)	452,513	779,044
Omega Healthcare Investors, Inc.	14,150	552,840
Orix JREIT, Inc.	235	328,965
Paramount Group, Inc. (a)	15,974	296,957
Parkway Properties, Inc.	8,850	162,752
Pebblebrook Hotel Trust	7,850	358,196
Pennsylvania Real Estate Investment Trust	7,250	170,085
Physicians Realty Trust	5,050	83,830
Piedmont Office Realty Trust, Inc. - Class A	17,100	322,164
Plum Creek Timber Co., Inc.	9,945	425,547
Post Properties, Inc.	6,000	352,620
Premier Investment Corp.	24	117,928
Primary Health Properties plc	11,744	67,616
ProLogis, Inc.	83,420	3,589,563
PS Business Parks, Inc.	2,250	178,965
Public Storage	24,296	4,491,116
Pure Industrial Real Estate Trust	21,000	80,255
Ramco-Gershenson Properties Trust	8,478	158,878

Real Estate Investment Trusts—(Continued)
Realty Income Corp. (b)	24,566	1,172,044
Redefine International plc	96,300	81,807
Regency Centers Corp.	10,350	660,123
Retail Opportunity Investments Corp.	10,285	172,685
Retail Properties of America, Inc. - Class A	26,200	437,278
RioCan Real Estate Investment Trust	34,738	790,261
RLJ Lodging Trust	14,650	491,215
Rouse Properties, Inc. (b)	4,000	74,080
Ryman Hospitality Properties, Inc. (b)	5,336	281,421
Sabra Health Care REIT, Inc.	6,000	182,220
Safestore Holdings plc	22,950	82,956
Saul Centers, Inc.	1,457	83,326
Scentre Group (a)	1,084,973	3,085,165
Segro plc	153,013	877,105
Select Income REIT (b)	4,155	101,424
Senior Housing Properties Trust	22,550	498,580
Shaftesbury plc	30,800	373,443
Silver Bay Realty Trust Corp.	3,900	64,584
Simon Property Group, Inc.	52,375	9,538,011
SL Green Realty Corp.	10,700	1,273,514
Sovran Self Storage, Inc.	3,768	328,645
Spirit Realty Capital, Inc.	42,412	504,279
STAG Industrial, Inc.	7,135	174,808
Stockland (b)	481,070	1,607,045
Strategic Hotels & Resorts, Inc. (a)	29,654	392,322
Summit Hotel Properties, Inc.	9,050	112,582
Sun Communities, Inc.	5,096	308,104
Sunstone Hotel Investors, Inc.	22,748	375,569
Suntec Real Estate Investment Trust	491,150	725,998
Tanger Factory Outlet Centers, Inc.	10,600	391,776
Taubman Centers, Inc.	7,050	538,761
Tokyu REIT, Inc.	102	138,493
Top REIT, Inc.	19	85,188
UDR, Inc.	28,300	872,206
Unibail-Rodamco SE	20	5,151
Unibail-Rodamco SE	20,155	5,151,367
United Urban Investment Corp.	519	815,212
Universal Health Realty Income Trust	1,450	69,774
Urstadt Biddle Properties, Inc. - Class A	2,850	62,358
Vastned Retail NV	2,107	95,185
Ventas, Inc.	49,242	3,530,651
Vornado Realty Trust	28,480	3,352,381
Warehouses De Pauw SCA	1,471	111,515
Washington Prime Group, Inc.	17,208	296,322
Washington Real Estate Investment Trust (b)	7,394	204,518
Weingarten Realty Investors	12,208	426,303
Wereldhave Belgium NV	200	25,188
Wereldhave NV	3,850	264,245
Westfield Corp. (REIT) (a)	403,103	2,947,176
Weyerhaeuser Co.	29,720	1,066,651
Winthrop Realty Trust	3,550	55,345
Workspace Group plc	12,850	151,931
WP Carey, Inc.	9,751	683,545

		154,929,023

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—1.0%
Aeon Mall Co., Ltd.	23,847	$421,705
Allreal Holding AG (a)	1,050	144,793
Azrieli Group	4,050	133,495
BUWOG AG (a) (b)	5,750	113,956
CA Immobilien Anlagen AG (a) (b)	9,082	170,320
Capital & Counties Properties plc	80,600	454,646
CapitaLand, Ltd.	526,250	1,307,517
Castellum AB	18,200	283,902
CBRE Group, Inc. - Class A (a)	15,715	538,239
Cheung Kong Holdings, Ltd.	133,500	2,231,028
City Developments, Ltd. (b)	104,550	807,206
Citycon Oyj	28,950	90,264
Conwert Immobilien Invest SE (a) (b)	6,800	80,281
Daejan Holdings plc	550	47,369
Daito Trust Construction Co., Ltd.	7,044	797,560
Daiwa House Industry Co., Ltd. (b)	56,810	1,075,738
Deutsche Annington Immobilien SE	48,747	1,658,152
Deutsche Euroshop AG	5,100	223,332
Deutsche Wohnen AG	59,221	1,407,105
Development Securities plc	13,800	47,485
DIC Asset AG	3,800	34,053
Dios Fastigheter AB (b)	5,182	38,385
DO Deutsche Office AG (a)	7,200	25,368
Entra ASA (144A) (a)	6,918	70,642
Fabege AB	14,650	187,988
Fastighets AB Balder - B Shares (a)	10,250	143,931
First Capital Realty, Inc. (b)	9,600	154,188
Forest City Enterprises, Inc. - Class A (a)	16,700	355,710
GAGFAH S.A. (a)	24,200	541,463
Global Logistic Properties, Ltd.	634,068	1,185,840
Grainger plc	45,550	133,316
Hang Lung Properties, Ltd.	461,750	1,286,846
Helical Bar plc	11,000	65,639
Hemfosa Fastigheter AB (a)	4,362	91,716
Henderson Land Development Co., Ltd.	226,260	1,567,674
Hongkong Land Holdings, Ltd.	129,750	873,308
Hufvudstaden AB - A Shares	12,300	159,662
Hulic Co., Ltd. (b)	55,550	552,240
Hysan Development Co., Ltd.	129,700	576,307
IMMOFINANZ AG (a)	91,491	231,584
Inmobiliaria Colonial S.A. (a)	185,909	121,931
Keppel Land, Ltd.	144,500	371,460
Kerry Properties, Ltd.	133,350	480,916
Killam Properties, Inc. (b)	5,700	50,337
Klovern AB - A Shares	4,150	4,364
Klovern AB - B Shares (a)	41,550	40,508
Kungsleden AB	20,170	145,529
LEG Immobilien AG (a)	6,350	476,385
Lend Lease Group	52,629	700,742
Mitsubishi Estate Co., Ltd.	260,094	5,504,721
Mitsui Fudosan Co., Ltd.	195,468	5,257,213
Mobimo Holding AG (a)	700	140,246
New World Development Co., Ltd.	1,054,175	1,205,792
Nomura Real Estate Holdings, Inc.	25,159	432,331
Norwegian Property ASA (a)	30,400	41,197
NTT Urban Development Corp.	23,092	231,646
PSP Swiss Property AG (a)	4,409	379,631

Real Estate Management & Development—(Continued)
Quintain Estates & Development plc (a)	54,250	80,479
Schroder Real Estate Investment Trust, Ltd.	57,500	53,308
Sino Land Co., Ltd.	615,850	982,212
Sponda Oyj	26,698	116,931
St. Modwen Properties plc	19,550	116,763
Sumitomo Realty & Development Co., Ltd.	82,795	2,820,449
Sun Hung Kai Properties, Ltd.	327,628	4,954,196
Swire Pacific, Ltd. - Class A	60,900	788,911
Swire Properties, Ltd.	241,550	714,420
Swiss Prime Site AG (a)	11,625	851,783
TAG Immobilien AG (b)	12,450	144,921
Technopolis plc	10,550	47,226
TLG Immobilien AG (a)	3,692	55,355
Tokyo Tatemono Co., Ltd.	84,450	615,020
Tokyu Fudosan Holdings Corp.	45,939	316,536
UNITE Group plc	22,300	161,579
UOL Group, Ltd.	95,300	500,118
Wallenstam AB - B Shares	11,100	184,665
Wharf Holdings, Ltd. (The)	312,550	2,244,497
Wheelock & Co., Ltd.	86,800	403,021
Wihlborgs Fastigheter AB	7,350	134,157

		52,181,449

Road & Rail—0.4%
Asciano, Ltd.	92,995	455,306
Aurizon Holdings, Ltd.	204,289	765,403
Central Japan Railway Co.	13,834	2,075,402
ComfortDelGro Corp., Ltd.	194,700	381,177
CSX Corp.	56,270	2,038,662
DSV A/S	16,980	515,826
East Japan Railway Co.	32,126	2,406,901
Hankyu Hanshin Holdings, Inc.	109,000	586,421
Kansas City Southern	6,190	755,366
Keikyu Corp.	44,373	328,644
Keio Corp.	54,672	392,369
Keisei Electric Railway Co., Ltd.	25,811	314,747
Kintetsu Corp.	173,710	572,940
MTR Corp., Ltd.	139,200	568,523
Nagoya Railroad Co., Ltd. (b)	81,000	301,593
Nippon Express Co., Ltd.	81,307	413,512
Norfolk Southern Corp.	17,440	1,911,598
Odakyu Electric Railway Co., Ltd. (b)	59,552	528,451
Ryder System, Inc.	3,000	278,550
Tobu Railway Co., Ltd.	97,045	414,716
Tokyu Corp.	108,569	673,536
Union Pacific Corp.	50,590	6,026,787
West Japan Railway Co.	15,798	748,603

		23,455,033

Semiconductors & Semiconductor Equipment—0.7%
Advantest Corp.	15,307	190,717
Altera Corp.	17,390	642,387
Analog Devices, Inc.	17,640	979,373
Applied Materials, Inc.	68,660	1,711,007
ARM Holdings plc	134,668	2,073,654
ASM Pacific Technology, Ltd.	23,000	218,662

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
ASML Holding NV	34,298	$3,674,574
Avago Technologies, Ltd.	14,161	1,424,455
Broadcom Corp. - Class A	30,235	1,310,083
First Solar, Inc. (a)	4,270	190,421
Infineon Technologies AG	108,265	1,160,714
Intel Corp. (d)	279,070	10,127,450
KLA-Tencor Corp.	9,270	651,866
Lam Research Corp.	9,147	725,723
Linear Technology Corp.	13,380	610,128
Microchip Technology, Inc. (b)	11,230	506,585
Micron Technology, Inc. (a)	60,270	2,110,053
NVIDIA Corp.	28,970	580,848
Rohm Co., Ltd.	9,278	562,884
STMicroelectronics NV	60,770	453,199
Texas Instruments, Inc.	60,130	3,214,850
Tokyo Electron, Ltd.	16,525	1,254,032
Xilinx, Inc.	15,080	652,813

		35,026,478

Software—1.0%
Adobe Systems, Inc. (a)	26,620	1,935,274
Autodesk, Inc. (a)	12,815	769,669
CA, Inc.	18,045	549,470
Citrix Systems, Inc. (a)	9,270	591,426
COLOPL, Inc. (b)	4,741	106,117
Dassault Systemes S.A.	12,267	746,550
Electronic Arts, Inc. (a)	17,580	826,524
Gemalto NV (b)	7,600	620,811
GungHo Online Entertainment, Inc. (a) (b)	38,539	140,487
Intuit, Inc.	15,995	1,474,579
Konami Corp.	9,603	177,063
Microsoft Corp. (d)	464,455	21,573,935
Nexon Co., Ltd.	12,052	112,375
NICE Systems, Ltd.	5,465	276,646
Nintendo Co., Ltd.	10,187	1,061,702
Oracle Corp. (d)	183,310	8,243,451
Oracle Corp. Japan	3,733	152,091
Red Hat, Inc. (a)	10,635	735,304
Sage Group plc (The)	103,456	746,062
Salesforce.com, Inc. (a)	32,460	1,925,203
SAP SE	88,392	6,249,800
Symantec Corp.	38,900	997,979
Trend Micro, Inc. (a) (b)	10,124	276,991

		50,289,509

Specialty Retail—0.7%
ABC-Mart, Inc. (b)	2,600	125,988
AutoNation, Inc. (a)	4,405	266,106
AutoZone, Inc. (a)	1,835	1,136,067
Bed Bath & Beyond, Inc. (a)	11,375	866,434
Best Buy Co., Inc.	16,345	637,128
CarMax, Inc. (a) (b)	12,350	822,263
Dixons Carphone plc	93,613	674,257
Fast Retailing Co., Ltd.	5,179	1,886,875
GameStop Corp. - Class A (b)	6,345	214,461
Gap, Inc. (The)	15,440	650,178

Specialty Retail—(Continued)
Hennes & Mauritz AB - B Shares	91,083	3,778,288
Hikari Tsushin, Inc.	1,600	97,391
Home Depot, Inc. (The)	75,870	7,964,074
Inditex S.A.	104,647	2,998,445
Kingfisher plc	227,136	1,196,918
L Brands, Inc.	13,840	1,197,852
Lowe’s Cos., Inc.	55,620	3,826,656
Nitori Holdings Co., Ltd.	6,600	354,674
O’Reilly Automotive, Inc. (a)	5,865	1,129,716
PetSmart, Inc.	5,580	453,626
Ross Stores, Inc.	11,840	1,116,038
Sanrio Co., Ltd. (b)	4,726	117,546
Shimamura Co., Ltd.	2,200	189,548
Sports Direct International plc (a)	25,741	282,309
Staples, Inc.	36,285	657,484
Tiffany & Co.	6,320	675,355
TJX Cos., Inc. (The)	39,050	2,678,049
Tractor Supply Co.	7,735	609,673
Urban Outfitters, Inc. (a) (b)	5,750	201,997
USS Co., Ltd.	21,040	323,784
Yamada Denki Co., Ltd. (b)	83,440	278,498

		37,407,678

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc. (d)	333,371	36,797,491
Brother Industries, Ltd.	22,646	410,861
Canon, Inc.	108,833	3,456,740
EMC Corp.	114,310	3,399,579
FUJIFILM Holdings Corp.	44,453	1,341,538
Hewlett-Packard Co.	105,110	4,218,064
Konica Minolta, Inc.	44,253	477,338
NEC Corp.	249,087	726,163
NetApp, Inc.	17,970	744,857
Ricoh Co., Ltd.	67,478	685,481
SanDisk Corp.	12,655	1,239,937
Seagate Technology plc	18,360	1,220,940
Seiko Epson Corp.	12,500	525,043
Western Digital Corp.	12,395	1,372,127

		56,616,159

Textiles, Apparel & Luxury Goods—0.5%
Adidas AG	20,071	1,398,912
Asics Corp.	15,878	379,449
Burberry Group plc	42,668	1,081,149
Christian Dior S.A.	5,250	897,000
Cie Financiere Richemont S.A.	50,078	4,435,775
Coach, Inc.	15,450	580,302
Fossil Group, Inc. (a)	2,599	287,813
Hermes International (b)	1,597	569,449
Hugo Boss AG	4,053	497,603
Kering	7,266	1,396,944
Li & Fung, Ltd.	560,300	523,993
Luxottica Group S.p.A.	16,137	883,463
LVMH Moet Hennessy Louis Vuitton S.A.	26,791	4,236,570
Michael Kors Holdings, Ltd. (a)	11,597	870,935
NIKE, Inc. - Class B	39,690	3,816,193

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Pandora A/S	11,062	$897,267
PVH Corp.	4,708	603,424
Ralph Lauren Corp.	3,495	647,134
Swatch Group AG (The)	4,799	415,086
Swatch Group AG (The) - Bearer Shares	2,961	1,314,795
Under Armour, Inc. - Class A (a) (b)	9,372	636,359
VF Corp.	19,400	1,453,060
Yue Yuen Industrial Holdings, Ltd.	71,100	255,525

		28,078,200

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	27,085	274,100
People’s United Financial, Inc. (b)	17,395	264,056

		538,156

Tobacco—0.6%
Altria Group, Inc.	111,725	5,504,691
British American Tobacco plc	178,822	9,716,091
Imperial Tobacco Group plc	91,817	4,020,955
Japan Tobacco, Inc.	105,527	2,897,569
Lorillard, Inc.	20,290	1,277,053
Philip Morris International, Inc. (d)	88,005	7,168,007
Reynolds American, Inc.	17,380	1,117,013
Swedish Match AB	19,297	601,893

		32,303,272

Trading Companies & Distributors—0.3%
Ashtead Group plc	48,288	853,694
Brenntag AG	14,817	833,743
Bunzl plc	32,155	876,541
Fastenal Co. (b)	15,350	730,046
ITOCHU Corp.	144,010	1,539,706
Marubeni Corp.	157,709	945,353
Mitsubishi Corp.	132,485	2,429,758
Mitsui & Co., Ltd.	163,705	2,188,436
Noble Group, Ltd.	421,000	361,423
Rexel S.A.	26,748	477,635
Sumitomo Corp. (b)	107,913	1,108,373
Toyota Tsusho Corp.	20,426	472,097
Travis Perkins plc	23,783	684,715
United Rentals, Inc. (a)	5,400	550,854
Wolseley plc	25,571	1,455,716
WW Grainger, Inc.	3,420	871,724

		16,379,814

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	38,880	768,114
Aeroports de Paris	2,878	348,834
Atlantia S.p.A.	39,671	921,422
Auckland International Airport, Ltd.	91,033	299,598
Fraport AG Frankfurt Airport Services Worldwide (b)	3,556	206,008
Groupe Eurotunnel S.A.	44,685	576,821

Transportation Infrastructure—(Continued)
Hutchison Port Holdings Trust - Class U	541,202	$372,947
Kamigumi Co., Ltd.	21,677	192,786
Mitsubishi Logistics Corp.	11,300	163,371
Sydney Airport	103,798	396,726
Transurban Group (b)	173,742	1,214,552

		5,461,179

Water Utilities—0.0%
Severn Trent plc	22,948	711,498
United Utilities Group plc	65,416	927,006

		1,638,504

Wireless Telecommunication Services—0.4%
KDDI Corp.	55,932	3,499,678
Millicom International Cellular S.A.	6,365	473,370
NTT DoCoMo, Inc.	146,563	2,145,411
SoftBank Corp.	92,232	5,488,932
StarHub, Ltd.	57,000	178,494
Tele2 AB - B Shares	30,588	370,305
Vodafone Group plc	2,542,246	8,710,908

		20,867,098

Total Common Stocks (Cost $1,823,212,194)		2,349,501,336

U.S. Treasury & Government Agencies—27.1%

Federal Agencies—2.3%
Federal Home Loan Bank 4.750%, 12/16/16	1,785,000	1,932,796
Federal Home Loan Mortgage Corp. 0.750%, 01/12/18 (b)	10,255,000	10,107,831
2.000%, 08/25/16	3,900,000	3,993,120
2.375%, 01/13/22	16,225,000	16,392,020
4.375%, 07/17/15	4,305,000	4,401,208
6.250%, 07/15/32	2,480,000	3,624,852
Federal National Mortgage Association 0.500%, 05/27/15 (b)	6,510,000	6,517,285
0.500%, 03/30/16	12,850,000	12,926,008
0.875%, 02/08/18 (b)	20,645,000	20,408,491
1.250%, 01/30/17	14,970,000	15,104,206
1.875%, 02/19/19	11,900,000	12,080,571
2.375%, 04/11/16 (b)	966,000	989,812
5.250%, 09/15/16 (b)	5,445,000	5,868,147
5.375%, 06/12/17	756,000	835,808
6.625%, 11/15/30 (b)	1,650,000	2,450,009
7.250%, 05/15/30 (b)	1,941,000	3,021,019

		120,653,183

U.S. Treasury—24.8%
U.S. Treasury Bonds 2.750%, 08/15/42	8,785,000	8,782,259
2.875%, 05/15/43	11,089,000	11,341,962

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 3.125%, 11/15/41	15,840,000	$17,094,829
3.125%, 02/15/42	5,645,000	6,076,752
3.125%, 02/15/43	8,925,000	9,582,523
3.500%, 02/15/39	7,482,000	8,593,197
3.625%, 08/15/43	19,066,000	22,421,921
3.750%, 08/15/41 (b)	8,025,000	9,672,003
4.250%, 05/15/39	1,235,000	1,587,458
4.375%, 11/15/39	8,320,000	10,909,600
4.375%, 05/15/40	6,650,000	8,742,150
4.375%, 05/15/41	7,495,000	9,941,413
4.750%, 02/15/41	1,780,000	2,487,411
5.375%, 02/15/31 (b) (f)	14,855,000	20,705,315
6.000%, 02/15/26 (b)	14,292,000	19,587,858
6.250%, 08/15/23 (b)	4,620,000	6,151,456
6.250%, 05/15/30	1,815,000	2,711,723
7.250%, 05/15/16 (b)	13,085,000	14,293,321
8.875%, 02/15/19	2,158,000	2,801,690
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18	34,528,973	34,399,489
0.125%, 04/15/19	25,249,127	24,970,983
0.625%, 07/15/21	19,554,942	19,800,904
1.125%, 01/15/21	21,013,807	21,829,731
1.250%, 07/15/20	14,817,479	15,551,404
1.375%, 07/15/18	4,460,759	4,672,297
1.375%, 01/15/20	14,823,945	15,559,346
1.625%, 01/15/18	5,761,276	6,032,683
1.875%, 07/15/19	7,238,594	7,769,045
2.125%, 01/15/19	4,334,296	4,657,336
U.S. Treasury Notes 0.375%, 01/31/16	6,295,000	6,297,952
0.625%, 11/30/17	19,755,000	19,501,899
0.750%, 12/31/17	19,375,000	19,170,652
0.750%, 03/31/18	30,165,000	29,700,730
0.875%, 11/30/16	30,406,000	30,539,026
0.875%, 01/31/17	21,673,700	21,736,359
0.875%, 02/28/17	17,235,000	17,276,743
0.875%, 01/31/18	63,035,000	62,527,757
1.000%, 05/31/18	36,865,000	36,507,852
1.250%, 11/30/18	16,530,000	16,413,778
1.250%, 01/31/19	6,545,000	6,482,109
1.250%, 04/30/19 (b)	56,744,000	56,083,443
1.375%, 06/30/18 (b)	21,010,000	21,051,033
1.500%, 08/31/18	39,415,000	39,605,926
1.500%, 01/31/19	5,070,000	5,071,982
1.500%, 05/31/19	35,913,200	35,823,417
1.500%, 11/30/19	18,445,000	18,328,280
1.625%, 11/15/22	16,550,000	16,054,791
1.750%, 05/15/23 (b)	47,565,000	46,312,709
1.875%, 10/31/17	13,345,000	13,658,821
2.000%, 01/31/16	54,765,000	55,740,474
2.000%, 04/30/16 (b)	21,417,000	21,868,770
2.000%, 11/15/21 (b)	17,230,000	17,293,269
2.000%, 02/15/22	9,370,000	9,393,425
2.000%, 02/15/23	9,615,000	9,578,944

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.125%, 08/15/21	11,970,000	$12,111,210
2.250%, 11/30/17 (b)	16,220,000	16,773,767
2.375%, 07/31/17	15,830,100	16,405,176
2.500%, 05/15/24	22,872,000	23,561,728
2.625%, 01/31/18	18,655,000	19,481,361
2.625%, 08/15/20	21,945,000	22,917,098
2.625%, 11/15/20	15,004,000	15,661,595
2.750%, 02/15/19	33,793,000	35,551,284
3.125%, 10/31/16 (b)	52,110,000	54,471,208
3.125%, 01/31/17	14,130,000	14,834,296
3.250%, 07/31/16 (b)	18,515,000	19,309,127
3.500%, 05/15/20 (b)	9,995,000	10,903,925
3.625%, 02/15/20	25,218,000	27,649,166
3.625%, 02/15/21 (b)	16,280,000	17,933,429

		1,288,312,570

Total U.S. Treasury & Government Agencies (Cost $1,389,216,480)		1,408,965,753

Investment Company Securities—8.0%
F&C Commercial Property Trust, Ltd.	58,500	124,229
F&C UK Real Estate Investment, Ltd.	25,600	37,432
iShares Core MSCI Emerging Markets ETF	531,980	25,019,020
iShares International Developed Real Estate ETF (b)	1,289,880	38,747,995
iShares MSCI All Country Asia ex Japan ETF	392,600	23,921,118
iShares MSCI EAFE ETF	33,488	2,037,410
Medicx Fund, Ltd.	39,183	50,617
Picton Property Income, Ltd.	48,700	49,247
SPDR S&P 500 ETF Trust	1,215,496	249,784,428
Standard Life Investment Property Income Trust plc	27,040	32,976
UK Commercial Property Trust, Ltd. (b)	49,000	67,340
Vanguard REIT ETF (b)	353,080	28,599,480
Vanguard Small-Cap ETF (b)	396,470	46,252,190

Total Investment Company Securities (Cost $408,227,726)		414,723,482

Foreign Government—4.2%

Sovereign—4.2%
Australia Government Bonds
2.750%, 04/21/24 (AUD)	1,015,000	828,936
5.250%, 03/15/19 (AUD) (b)	510,000	467,260
5.750%, 05/15/21 (AUD)	2,345,000	2,285,652
6.000%, 02/15/17 (AUD)	230,000	202,589
Austria Government Bonds
3.150%, 06/20/44 (144A) (EUR)	145,000	244,689
3.400%, 11/22/22 (144A) (EUR)	1,390,000	2,064,793
4.000%, 09/15/16 (144A) (EUR)	1,850,000	2,392,586
4.150%, 03/15/37 (144A) (EUR)	240,000	445,942

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	400,000	$561,337
3.750%, 09/28/20 (144A) (EUR)	335,000	486,056
4.250%, 09/28/21 (144A) (EUR)	900,000	1,369,230
4.250%, 03/28/41 (144A) (EUR)	435,000	794,565
5.000%, 03/28/35 (144A) (EUR)	175,000	334,455
5.500%, 09/28/17 (144A) (EUR)	900,000	1,254,428
5.500%, 03/28/28 (EUR)	815,000	1,500,450
Bundesobligation 0.250%, 04/13/18 (EUR)	390,000	476,667
Bundesrepublik Deutschland 1.500%, 05/15/23 (EUR)	885,000	1,171,795
2.000%, 01/04/22 (EUR)	1,505,000	2,048,621
2.000%, 08/15/23 (EUR)	1,170,000	1,607,934
2.500%, 01/04/21 (EUR)	2,715,000	3,759,287
2.500%, 07/04/44 (EUR)	405,000	623,080
3.250%, 07/04/42 (EUR)	135,000	235,204
3.750%, 01/04/17 (EUR)	3,345,000	4,354,508
4.000%, 07/04/16 (EUR)	2,270,000	2,911,898
4.250%, 07/04/39 (EUR)	920,000	1,801,310
5.500%, 01/04/31 (EUR)	1,310,000	2,631,692
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,075,000	998,960
3.500%, 06/01/20 (CAD)	420,000	401,194
4.000%, 06/01/16 (CAD)	2,410,000	2,161,449
4.000%, 06/01/41 (CAD)	975,000	1,113,084
5.750%, 06/01/29 (CAD)	385,000	481,598
5.750%, 06/01/33 (CAD)	245,000	322,507
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	2,355,000	413,840
4.000%, 11/15/15 (DKK)	500,000	84,032
4.000%, 11/15/19 (DKK)	3,690,000	712,333
4.500%, 11/15/39 (DKK)	1,645,000	443,618
Finland Government Bond 3.500%, 04/15/21 (144A) (EUR)	1,500,000	2,177,255
France Government Bond OAT 1.750%, 05/25/23 (EUR)	545,000	722,110
2.250%, 10/25/22 (EUR)	1,410,000	1,930,754
2.250%, 05/25/24 (EUR)	1,740,000	2,393,745
3.250%, 04/25/16 (EUR)	1,710,000	2,157,333
3.250%, 05/25/45 (EUR)	280,000	443,983
3.750%, 04/25/21 (EUR)	4,445,000	6,523,104
4.500%, 04/25/41 (EUR)	1,585,000	3,004,178
5.500%, 04/25/29 (EUR)	1,310,000	2,460,548
5.750%, 10/25/32 (EUR)	360,000	725,363
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	3,595,000	4,516,741
Ireland Government Bonds 4.500%, 04/18/20 (EUR)	415,000	605,011
5.400%, 03/13/25 (EUR)	445,000	741,943
Italy Buoni Poliennali Del Tesoro 3.750%, 04/15/16 (EUR)	3,305,000	4,167,571
3.750%, 03/01/21 (EUR)	4,625,000	6,437,924
3.750%, 09/01/24 (EUR)	800,000	1,129,596
5.000%, 08/01/39 (EUR)	1,380,000	2,216,623
5.250%, 08/01/17 (EUR)	2,605,000	3,524,677

Sovereign—(Continued)
Italy Buoni Poliennali Del Tesoro 5.250%, 11/01/29 (EUR)	3,195,000	5,142,433
5.500%, 11/01/22 (EUR)	1,830,000	2,847,526
Japan Government Five Year Bonds 0.200%, 06/20/17 (JPY)	271,800,000	2,281,373
0.300%, 09/20/18 (JPY)	621,850,000	5,249,155
Japan Government Ten Year Bonds 0.500%, 12/20/24 (JPY)	82,400,000	699,594
0.800%, 09/20/22 (JPY)	78,700,000	689,519
0.800%, 12/20/22 (JPY)	274,150,000	2,401,758
0.800%, 09/20/23 (JPY)	389,900,000	3,414,470
1.700%, 03/20/17 (JPY)	1,292,250,000	11,199,389
Japan Government Thirty Year Bonds 1.800%, 09/20/43 (JPY)	315,400,000	2,976,894
1.900%, 09/20/42 (JPY)	268,850,000	2,589,994
2.300%, 03/20/40 (JPY)	305,700,000	3,158,646
Japan Government Twenty Year Bonds 1.400%, 12/20/22 (JPY)	876,300,000	8,023,998
1.500%, 03/20/33 (JPY)	90,500,000	826,345
1.700%, 12/20/31 (JPY)	561,250,000	5,320,278
1.700%, 09/20/32 (JPY)	182,400,000	1,721,553
1.700%, 09/20/33 (JPY)	403,250,000	3,782,295
2.100%, 06/20/29 (JPY)	555,050,000	5,566,390
2.100%, 12/20/29 (JPY)	144,800,000	1,452,414
2.500%, 12/21/20 (JPY)	968,350,000	9,266,312
Mexican Bonos 6.500%, 06/10/21 (MXN)	21,375,000	1,521,528
7.250%, 12/15/16 (MXN)	12,170,000	879,860
7.750%, 11/13/42 (MXN)	3,375,000	263,351
10.000%, 11/20/36 (MXN)	4,580,000	434,900
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	935,000	1,285,370
3.750%, 01/15/42 (144A) (EUR)	435,000	810,615
4.500%, 07/15/17 (144A) (EUR)	1,240,000	1,672,265
5.500%, 01/15/28 (EUR)	925,000	1,745,073
Norway Government Bond 3.000%, 03/14/24 (NOK)	3,240,000	488,943
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,173,883
5.750%, 04/25/29 (PLN)	1,105,000	424,204
Singapore Government Bond 2.250%, 06/01/21 (SGD)	865,000	661,917
South Africa Government Bonds 8.250%, 09/15/17 (ZAR)	12,430,000	1,108,333
10.500%, 12/21/26 (ZAR)	4,640,000	482,345
Spain Government Bonds 3.150%, 01/31/16 (EUR)	2,940,000	3,664,342
3.800%, 01/31/17 (EUR)	830,000	1,073,481
4.000%, 04/30/20 (EUR)	2,190,000	3,072,098
4.200%, 01/31/37 (EUR)	650,000	985,762
4.400%, 10/31/23 (144A) (EUR)	445,000	666,123
4.700%, 07/30/41 (EUR)	425,000	688,424
5.850%, 01/31/22 (EUR)	2,230,000	3,555,482
6.000%, 01/31/29 (EUR)	770,000	1,346,549

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Sweden Government Bonds 1.500%, 11/13/23 (SEK)	3,330,000	$452,246
4.500%, 08/12/15 (SEK)	660,000	86,901
5.000%, 12/01/20 (SEK)	8,685,000	1,411,227
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	544,735
United Kingdom Gilt 1.750%, 01/22/17 (GBP)	1,495,000	2,389,433
1.750%, 09/07/22 (GBP)	275,000	434,715
2.250%, 09/07/23 (GBP)	2,630,000	4,295,059
3.250%, 01/22/44 (GBP)	1,855,000	3,335,479
3.750%, 09/07/20 (GBP)	1,395,000	2,464,772
4.250%, 09/07/39 (GBP)	2,555,000	5,320,708
4.500%, 12/07/42 (GBP)	275,000	604,939
8.000%, 06/07/21 (GBP)	1,170,000	2,568,234

Total Foreign Government (Cost $244,600,704)		220,389,670

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,227	428,987
Porsche Automobil Holding SE	14,707	1,194,959
Volkswagen AG	15,597	3,483,931

		5,107,877

Chemicals—0.0%
Fuchs Petrolub SE (b)	6,667	268,511

Household Products—0.0%
Henkel AG & Co. KGaA	17,092	1,848,919

Total Preferred Stocks (Cost $5,948,675)		7,225,307

Rights—0.0%

Banks—0.0%
Banco Bilbao Vizcaya Argentaria S.A., Expires 01/07/15 (a) (b) (Cost $55,707)	569,484	54,439

Short-Term Investments—17.8%

Mutual Fund—3.9%
State Street Navigator Securities Lending MET Portfolio (h)	199,953,360	199,953,360

U.S. Treasury—1.1%
U.S. Treasury Bills
0.007%, 01/08/15 (d) (i)	30,500,000	30,499,955
0.010%, 01/29/15 (i)	25,000,000	24,999,806
0.010%, 02/12/15 (i)	2,500,000	2,499,971

		57,999,732

Repurchase Agreement—12.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $663,736,068 on 01/02/15, collateralized by $669,625,000 U.S. Government Agency obligations with rates ranging from 0.375% - 4.875%, maturity dates ranging from 06/15/16 - 09/27/17 with a value of $677,013,431.	663,736,068	663,736,068

Total Short-Term Investments (Cost $921,689,160)		921,689,160

Total Investments—102.4% (Cost $4,792,950,646) (j)		5,322,549,147
Other assets and liabilities (net)—(2.4)%		(127,256,487)

Net Assets—100.0%		$5,195,292,660

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $199,729,517 and the collateral received consisted of cash in the amount of $199,953,360 and non-cash collateral with a value of $7,518,441. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $108,536,620.
(e)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts. As of December 31, 2014, the market value of securities pledged was $1,103,912.
(g)	Illiquid security. As of December 31, 2014, these securities represent 0.0% of net assets.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The rate shown represents current yield to maturity.
(j)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $4,824,161,491. The aggregate unrealized appreciation and depreciation of investments were $661,790,308 and $(163,402,652), respectively, resulting in net unrealized appreciation of $498,387,656 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

December 31, 2014, the market value of 144A securities was $16,830,432, which is 0.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	30,548,000	JPMorgan Chase Bank N.A.	03/18/15	$24,715,811	$93,700
EUR	348,914	UBS AG	01/09/15	424,956	(2,735)
EUR	58,396,000	Credit Suisse International	03/18/15	71,464,616	(755,809)
EUR	14,730,000	State Street Bank and Trust	03/18/15	18,334,284	(498,461)
GBP	6,387,000	BNP Paribas S.A.	03/18/15	9,981,284	(32,244)
GBP	10,063,000	Credit Suisse International	03/18/15	15,706,642	(31,491)
JPY	624,937,000	BNP Paribas S.A.	03/18/15	5,299,575	(78,860)
JPY	7,146,859,000	BNP Paribas S.A.	03/18/15	59,836,225	(131,464)
JPY	2,132,677,000	Royal Bank of Scotland plc	03/18/15	18,110,830	(294,476)
SEK	21,521,000	Deutsche Bank AG	03/18/15	2,844,849	(83,443)

Contracts to Deliver
AUD	4,464,845	Royal Bank of Scotland plc	01/30/15	$3,698,410	$59,939
AUD	30,712,000	BNP Paribas S.A.	03/18/15	25,385,986	443,283
AUD	26,528,000	BNP Paribas S.A.	03/18/15	22,652,604	1,107,930
AUD	27,584,000	Goldman Sachs International	03/18/15	22,745,215	342,912
CAD	389,159	Deutsche Bank AG	01/14/15	344,152	9,275
CAD	296,565	JPMorgan Chase Bank N.A.	01/14/15	254,523	(675)
CAD	5,820,034	State Street Bank and Trust	01/14/15	5,124,081	115,869
CAD	6,530,000	Goldman Sachs International	03/18/15	5,600,823	(10,405)
CHF	550,170	State Street Bank and Trust	01/29/15	567,606	14,024
CHF	36,909,000	Royal Bank of Scotland plc	03/18/15	37,877,917	704,147
DKK	1,455,192	Barclays Bank plc	01/22/15	243,321	6,834
DKK	8,704,057	Credit Suisse International	01/22/15	1,451,257	36,738
EUR	180,359	BNP Paribas S.A.	01/09/15	225,065	6,813
EUR	470,611	Deutsche Bank AG	01/09/15	582,767	13,279
EUR	83,033,794	Goldman Sachs International	01/09/15	104,248,679	3,769,336
EUR	3,723,458	State Street Bank and Trust	01/09/15	4,578,424	72,660
EUR	913,660	State Street Bank and Trust	01/09/15	1,139,300	33,679
EUR	608,446	State Street Bank and Trust	01/09/15	761,279	24,997
EUR	500,000	State Street Bank and Trust	01/09/15	621,965	16,914
EUR	476,493	State Street Bank and Trust	01/09/15	591,303	14,699
EUR	464,041	State Street Bank and Trust	01/09/15	568,967	7,430
EUR	52,504,000	Citibank N.A.	03/18/15	65,208,760	1,634,283
EUR	8,504,000	Citibank N.A.	03/18/15	10,456,136	159,066
EUR	42,684,000	Deutsche Bank AG	03/18/15	53,157,715	1,473,786
EUR	4,403,000	Deutsche Bank AG	03/18/15	5,529,081	197,707
EUR	2,390,000	State Street Bank and Trust	03/18/15	2,940,869	46,937
GBP	13,604,508	BNP Paribas S.A.	01/27/15	21,390,028	189,696
GBP	370,015	Barclays Bank plc	01/27/15	578,833	2,227
GBP	34,810,000	Deutsche Bank AG	03/18/15	54,354,457	130,863

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP	4,406,000	Goldman Sachs International	03/18/15	$6,832,693	$(30,541)
GBP	3,211,000	State Street Bank and Trust	03/18/15	5,044,224	42,444
JPY	71,783,642	Barclays Bank plc	01/23/15	599,233	(148)
JPY	8,219,474,111	Goldman Sachs International	01/23/15	68,682,778	51,520
JPY	98,005,475	Standard Chartered Bank	01/23/15	824,268	5,939
JPY	6,853,643,000	Royal Bank of Scotland plc	03/18/15	56,538,413	(716,824)
JPY	6,169,159,000	Royal Bank of Scotland plc	03/18/15	53,437,616	1,900,548
JPY	994,532,000	Royal Bank of Scotland plc	03/18/15	8,251,700	(56,606)
MXN	39,192,729	Goldman Sachs International	01/15/15	2,885,788	230,940
MXN	6,483,696	JPMorgan Chase Bank N.A.	01/15/15	450,288	11,094
NOK	3,486,507	Goldman Sachs International	01/22/15	496,196	28,629
PLN	5,428,518	State Street Bank and Trust	01/28/15	1,614,551	82,936
SEK	14,053,091	State Street Bank and Trust	01/22/15	1,881,284	78,475
SGD	881,173	BNP Paribas S.A.	01/23/15	670,961	6,070
ZAR	16,782,665	Goldman Sachs International	01/14/15	1,495,395	46,664

Net Unrealized Appreciation					$10,490,100

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/15	1,041	AUD	131,751,665	$1,344,848
Brent Crude Oil Futures	02/12/15	100	USD	6,527,942	(706,942)
Brent Crude Oil Futures	10/31/18	79	USD	7,131,678	(1,091,338)
Canada Government Bond Year Bond Futures	03/20/15	730	CAD	100,327,061	682,165
Euro Stoxx 50 Index Futures	03/20/15	625	EUR	18,665,479	1,108,129
FTSE 100 Index Futures	03/20/15	194	GBP	12,366,095	448,183
Gold 100 oz Futures	02/25/15	121	USD	14,502,148	(174,538)
MSCI EAFE Mini Index Futures	03/20/15	38	USD	3,381,690	(41,680)
S&P 500 E-Mini Index Futures	03/20/15	18	USD	1,787,857	59,303
TOPIX Index Futures	03/20/15	596	JPY	8,503,092,120	(955,019)
U.S. Treasury Long Bond Futures	03/20/15	4	USD	560,537	17,713
U.S. Treasury Note 10 Year Futures	03/20/15	425	USD	53,710,937	177,735
U.S. Treasury Note 5 Year Futures	03/31/15	439	USD	52,165,153	44,980
U.S. Treasury Ultra Long Bond Futures	03/20/15	189	USD	30,534,372	686,066
United Kingdom Long Gilt Bond Futures	03/27/15	166	GBP	19,314,264	822,498

Futures Contracts—Short
Euro Bobl Futures	03/06/15	(204)	EUR	(26,391,235)	$(224,930)
Euro Buxl 30 Year Bond Fututres	03/06/15	(70)	EUR	(10,357,116)	(594,720)
Euro-Bund Futures	03/06/15	(175)	EUR	(26,788,790)	(591,061)
Hang Seng Index Futures	01/29/15	(20)	HKD	(23,404,700)	(31,504)
Japanese 10 Year Bond Futures	03/12/15	(84)	JPY	(12,346,264,560)	(568,504)
SPI 200 Futures	03/19/15	(40)	AUD	(5,151,707)	(188,828)

Net Unrealized Appreciation					$222,556

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Receive	1-Month USD-LIBOR	03/16/15	UBS AG	Russell 2000 Total Return Index	USD	75,409,889	$4,338,737	$—	$4,338,737
Receive	1-Month USD-LIBOR	04/15/15	UBS AG	Russell 2000 Total Return Index	USD	257,922	14,840	—	14,840
Receive	3-Month USD-LIBOR	02/26/15	Goldman Sachs International	Russell 2000 Total Return Index	USD	54,475,776	735,686	—	735,686
Pay	3-Month USD-LIBOR	02/26/15	Goldman Sachs International	S&P 400 MidCap Total Return Index	USD	339,939	92	—	92
Pay	3-Month USD-LIBOR	03/16/15	Goldman Sachs International	S&P 400 MidCap Total Return Index	USD	155,939,989	6,853,182	—	6,853,182
Receive	3-Month USD-LIBOR	03/19/15	Goldman Sachs International	Russell 2000 Total Return Index	USD	14,201,820	817,107	—	817,107
Pay	3-Month USD-LIBOR	03/19/15	Goldman Sachs International	S&P 400 Midcap Total Return Index	USD	15,620,684	686,491	—	686,491

Totals							$13,446,135	$—	$13,446,135

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.300%	12/24/24	USD	1,302,000,000	$1,478,812

Securities in the amount of $5,211,990 have been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$27,745,313	$12,044,101	$—	$39,789,414
Air Freight & Logistics	8,125,148	4,964,002	—	13,089,150
Airlines	4,125,964	2,893,632	—	7,019,596
Auto Components	4,193,527	14,903,003	—	19,096,530
Automobiles	6,847,391	43,832,505	—	50,679,896
Banks	62,649,742	160,033,642	0	222,683,384
Beverages	22,031,041	29,390,154	—	51,421,195
Biotechnology	29,838,798	4,909,148	—	34,747,946
Building Products	805,429	7,540,174	—	8,345,603
Capital Markets	29,870,621	17,235,770	—	47,106,391
Chemicals	24,968,495	40,752,142	—	65,720,637
Commercial Services & Supplies	4,605,530	6,550,433	—	11,155,963
Communications Equipment	17,324,274	7,321,918	—	24,646,192
Construction & Engineering	1,218,176	8,417,219	—	9,635,395
Construction Materials	870,560	7,277,968	—	8,148,528
Consumer Finance	9,551,027	596,092	—	10,147,119
Containers & Packaging	1,971,625	1,939,230	—	3,910,855
Distributors	918,100	327,522	—	1,245,622
Diversified Consumer Services	520,525	191,720	—	712,245
Diversified Financial Services	21,511,154	12,501,790	—	34,012,944
Diversified Telecommunication Services	23,446,321	38,534,650	—	61,980,971
Electric Utilities	19,026,362	19,828,669	—	38,855,031
Electrical Equipment	5,840,655	15,556,833	—	21,397,488
Electronic Equipment, Instruments & Components	4,328,912	14,790,572	—	19,119,484
Energy Equipment & Services	14,019,713	3,806,532	—	17,826,245
Food & Staples Retailing	25,763,851	20,164,864	—	45,928,715
Food Products	16,616,801	47,729,982	—	64,346,783
Gas Utilities	366,852	6,507,991	—	6,874,843
Health Care Equipment & Supplies	22,983,102	8,819,750	—	31,802,852
Health Care Providers & Services	23,840,947	5,993,705	—	29,834,652
Health Care Technology	1,103,099	309,485	—	1,412,584
Hotels, Restaurants & Leisure	17,480,986	14,497,712	—	31,978,698
Household Durables	4,403,800	9,315,470	—	13,719,270
Household Products	20,441,761	8,199,352	—	28,641,113
Independent Power and Renewable Electricity Producers	1,028,353	889,860	—	1,918,213
Industrial Conglomerates	24,131,024	17,905,100	—	42,036,124
Insurance	29,562,967	66,007,121	—	95,570,088
Internet & Catalog Retail	12,156,449	1,063,701	—	13,220,150

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet Software & Services	$33,332,875	$1,362,627	$—	$34,695,502
IT Services	34,027,001	5,608,208	—	39,635,209
Leisure Products	940,663	1,979,646	—	2,920,309
Life Sciences Tools & Services	4,393,513	1,097,914	—	5,491,427
Machinery	16,192,693	29,865,995	—	46,058,688
Marine	—	3,519,553	—	3,519,553
Media	36,932,420	19,522,029	—	56,454,449
Metals & Mining	4,032,304	37,932,205	—	41,964,509
Multi-Utilities	12,760,215	17,030,930	—	29,791,145
Multiline Retail	7,810,471	4,304,397	—	12,114,868
Oil, Gas & Consumable Fuels	73,151,616	63,569,897	—	136,721,513
Paper & Forest Products	1,287,795	1,579,394	—	2,867,189
Personal Products	1,198,380	7,278,247	—	8,476,627
Pharmaceuticals	64,489,928	109,865,880	—	174,355,808
Professional Services	2,021,593	7,463,486	—	9,485,079
Real Estate Investment Trusts	101,880,323	53,048,700	—	154,929,023
Real Estate Management & Development	1,138,982	51,042,467	—	52,181,449
Road & Rail	11,010,963	12,444,070	—	23,455,033
Semiconductors & Semiconductor Equipment	25,438,042	9,588,436	—	35,026,478
Software	39,622,814	10,666,695	—	50,289,509
Specialty Retail	25,103,157	12,304,521	—	37,407,678
Technology Hardware, Storage & Peripherals	48,992,995	7,623,164	—	56,616,159
Textiles, Apparel & Luxury Goods	8,895,220	19,182,980	—	28,078,200
Thrifts & Mortgage Finance	538,156	—	—	538,156
Tobacco	15,066,764	17,236,508	—	32,303,272
Trading Companies & Distributors	2,152,624	14,227,190	—	16,379,814
Transportation Infrastructure	—	5,461,179	—	5,461,179
Water Utilities	—	1,638,504	—	1,638,504
Wireless Telecommunication Services	—	20,867,098	—	20,867,098
Total Common Stocks	1,118,645,902	1,230,855,434	0	2,349,501,336
Total U.S. Treasury & Government Agencies*	—	1,408,965,753	—	1,408,965,753
Investment Company Securities	414,361,641	361,841	—	414,723,482
Total Foreign Government*	—	220,389,670	—	220,389,670
Total Preferred Stocks*	—	7,225,307	—	7,225,307
Total Rights*	54,439	—	—	54,439
Short-Term Investments
Mutual Fund	199,953,360	—	—	199,953,360
U.S. Treasury	—	57,999,732	—	57,999,732
Repurchase Agreement	—	663,736,068	—	663,736,068
Total Short-Term Investments	199,953,360	721,735,800	—	921,689,160
Total Investments	$1,733,015,342	$3,589,533,805	$0	$5,322,549,147

Collateral for securities loaned (Liability)	$—	$(199,953,360)	$—	$(199,953,360)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$13,214,282	$—	$13,214,282
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,724,182)	—	(2,724,182)
Total Forward Contracts	$—	$10,490,100	$—	$10,490,100
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,391,620	$—	$—	$5,391,620
Futures Contracts (Unrealized Depreciation)	(5,169,064)	—	—	(5,169,064)
Total Futures Contracts	$222,556	$—	$—	$222,556
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,478,812	$—	$1,478,812
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$13,446,135	$—	$13,446,135

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Transfers from Level 1 to Level 2 in the amount of $249,701 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Depreciation	Transfers Into Level 3	Balance as of December 31, 2014	Change in Unrealized Depreciation from Investments Still Held at December 31, 2014
Common Stocks
Banks	$—	$(243,139)	$243,139	$0	$(243,139)

Transfers into level 3 were due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$4,655,385,125
Affiliated investments at value (c)	3,427,954
Repurchase Agreement	663,736,068
Cash	5,158,151
Cash denominated in foreign currencies (d)	7,907,459
Cash collateral for centrally cleared swap contracts	54,629,830
OTC swap contracts at market value	13,446,135
Unrealized appreciation on forward foreign currency exchange contracts	13,214,282
Receivable for:
Investments sold	26,555,331
Fund shares sold	125,776
Dividends and interest	15,893,558
Variation margin on futures contracts	1,027,814
Interest on OTC swap contracts	19,307
Variation margin on swap contracts	1,341,914
Prepaid expenses	13,475

Total Assets	5,461,882,179
Liabilities
Cash collateral for OTC swap contracts	11,490,000
Unrealized depreciation on forward foreign currency exchange contracts	2,724,182
Collateral for securities loaned	199,953,360
Payables for:
Investments purchased	46,075,919
Open OTC swap contracts cash collateral	1,100,000
Fund shares redeemed	497,787
Variation margin on futures contracts	364,988
Interest on OTC swap contracts	25,308
Accrued expenses:
Management fees	2,617,469
Distribution and service fees	1,106,106
Deferred trustees’ fees	50,253
Other expenses	584,147

Total Liabilities	266,589,519

Net Assets	$5,195,292,660

Net assets consist of:
Paid in surplus	$4,348,394,924
Undistributed net investment income	136,260,872
Accumulated net realized gain	155,684,239
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	554,952,625

Net Assets	$5,195,292,660

Net Assets
Class B	$5,195,292,660
Capital Shares Outstanding*
Class B	438,641,380
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $4,126,982,281.
(b)	Includes securities loaned at value of $199,729,517.
(c)	Identified cost of affiliated investments was $2,232,297.
(d)	Identified cost of cash denominated in foreign currencies was $7,935,886.

Consolidated§ Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$81,094,682
Dividends from affiliated investments	82,482
Interest	21,636,505
Securities lending income	1,874,083

Total investment income	104,687,752
Expenses
Management fees	31,478,554
Administration fees	167,038
Custodian and accounting fees	1,238,851
Distribution and service fees—Class B	12,907,731
Interest expense	22,997
Audit and tax services	91,477
Legal	38,538
Trustees’ fees and expenses	43,761
Shareholder reporting	230,848
Insurance	31,725
Miscellaneous	60,316

Total expenses	46,311,836
Less management fee waiver	(923,928)

Net expenses	45,387,908

Net Investment Income	59,299,844

Net Realized and Unrealized Gain
Net realized gain on:
Investments	20,420,790
Futures contracts	43,074,954
Written options	5,136,762
Swap contracts	139,660,016
Foreign currency transactions	57,492,539

Net realized gain	265,785,061

Net change in unrealized appreciation (depreciation) on:
Investments	37,084,776
Affiliated investments	7,999
Futures contracts	(12,883,116)
Swap contracts	12,118,776
Foreign currency transactions	4,347,965

Net change in unrealized appreciation	40,676,400

Net realized and unrealized gain	306,461,461

Net Increase in Net Assets From Operations	$365,761,305

(a)	Net of foreign withholding taxes of $3,365,831.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,299,844	$34,634,202
Net realized gain	265,785,061	127,938,562
Net change in unrealized appreciation	40,676,400	330,712,427

Increase in net assets from operations	365,761,305	493,285,191

From Distributions to Shareholders
Net investment income
Class B	(100,095,595)	(59,427,441)
Net realized capital gains
Class B	(99,658,496)	(98,772,505)

Total distributions	(199,754,091)	(158,199,946)

Increase (decrease) in net assets from capital share transactions	(35,057,760)	587,157,731

Total increase in net assets	130,949,454	922,242,976

Net Assets
Beginning of period	5,064,343,206	4,142,100,230

End of period	$5,195,292,660	$5,064,343,206

Undistributed net investment income
End of period	$136,260,872	$78,887,305

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	6,780,832	$78,462,208	53,435,232	$587,034,866
Reinvestments	17,851,125	199,754,091	14,729,977	158,199,946
Redemptions	(27,007,767)	(313,274,059)	(14,338,476)	(158,077,081)

Net increase (decrease)	(2,375,810)	$(35,057,760)	53,826,733	$587,157,731

Increase (decrease) derived from capital shares transactions		$(35,057,760)		$587,157,731

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.48	$10.70	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments	0.69	1.09	0.93		(0.18	)(c)

Total from investment operations	0.82	1.17	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.23)	(0.15)	(0.01)		(0.04)
Distributions from net realized capital gains	(0.23)	(0.24)	(0.00	)(d)	(0.06)

Total distributions	(0.46)	(0.39)	(0.01)		(0.10)

Net Asset Value, End of Period	$11.84	$11.48	$10.70		$9.73

Total Return (%) (e)	7.35	11.15	10.09		(1.72	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.88	0.88	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	1.15	0.74	0.52		0.13	(g)
Portfolio turnover rate (%)	37	29	35		15	(f)
Net assets, end of period (in millions)	$5,195.3	$5,064.3	$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$62,888,271	1.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, Real Estate Investment Trusts (REITs), passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $663,736,068, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$1,478,812
	Unrealized appreciation on futures contracts** (a)	3,776,005	Unrealized depreciation on futures contracts** (a)	$1,979,215
Equity	OTC swap contracts at market value (b)	13,446,135
	Unrealized appreciation on futures contracts** (a)	1,615,615	Unrealized depreciation on futures contracts** (a)	1,217,031
Commodity			Unrealized depreciation on futures contracts** (a)	1,972,818
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	13,214,282	Unrealized depreciation on forward foreign currency exchange contracts	2,724,182

Total		$33,530,849		$7,893,246

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $19,307 and OTC swap interest payable of $25,308.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$9,061	$(148)	$—	$8,913
BNP Paribas S.A.	1,753,792	(242,568)	—	1,511,224
Citibank N.A.	1,793,349	—	—	1,793,349
Credit Suisse International	36,738	(36,738)	—	—
Deutsche Bank AG	1,824,910	(83,443)	—	1,741,467
Goldman Sachs International	13,562,559	(40,946)	(11,490,000)	2,031,613
JPMorgan Chase Bank N.A.	104,794	(675)	—	104,119
Royal Bank of Scotland plc	2,664,634	(1,067,906)	—	1,596,728
Standard Chartered Bank	5,939	—	—	5,939
State Street Bank and Trust	551,064	(498,461)	—	52,603
UBS AG	4,353,577	(2,735)	(4,350,842)	—

	$26,660,417	$(1,973,620)	$(15,840,842)	$8,845,955

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$148	$(148)	$—	$—
BNP Paribas S.A.	242,568	(242,568)	—	—
Credit Suisse International	787,300	(36,738)	—	750,562
Deutsche Bank AG	83,443	(83,443)	—	—
Goldman Sachs International	40,946	(40,946)	—	—
JPMorgan Chase Bank N.A.	675	(675)	—	—
Royal Bank of Scotland plc	1,067,906	(1,067,906)	—	—
State Street Bank and Trust	498,461	(498,461)	—	—
UBS AG	2,735	(2,735)	—	—

	$2,724,182	$(1,973,620)	$—	$750,562

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$(2,620,552)	$—	$(15,917,911)	$—	$—	$(18,538,463)
Forward foreign currency transactions	—	—	—	—	58,824,577	58,824,577
Futures contracts	6,820,299	—	39,268,518	(3,013,863)	—	43,074,954
Swap contracts	130,670,932	7,142,819	14,141,207	(12,294,942)	—	139,660,016
Written options	—	—	5,136,762	—	—	5,136,762

	$134,870,679	$7,142,819	$42,628,576	$(15,308,805)	$58,824,577	$228,157,846

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$(1,246,198)	$—	$—	$—	$—	$(1,246,198)
Forward foreign currency transactions	—	—	—	—	4,715,217	4,715,217
Futures contracts	4,108,605	—	(15,018,903)	(1,972,818)	—	(12,883,116)
Swap contracts	5,469,369	—	6,322,442	326,965	—	12,118,776

	$8,331,776	$—	$(8,696,461)	$(1,645,853)	$4,715,217	$2,704,679

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AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$108,346,713
Forward foreign currency transactions	945,112,766
Futures contracts long	185,090,084
Futures contracts short	(101,465,598)
Swap contracts	1,732,941,017
Written options	(9,973)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	—	—	$—
Options written	714,000	5,983	6,494,129
Options bought back	(714,000)	(5,983)	(6,494,129)

Options outstanding December 31, 2014	—	—	—

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	—	—	$—
Options written	417,100	—	4,488,713
Options bought back	(417,100)	—	(4,488,713)

Options outstanding December 31, 2014	—	—	—

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$497,946,300	$1,567,834,605	$318,119,231	$1,253,590,587

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$31,478,554	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	Over $3.5 billion

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014	Realized Gain on shares sold	Income For the Year Ended December 31, 2014
MetLife, Inc.	61,775	1,600	0	63,375	$0	$82,482

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$100,095,595	$146,724,302	$99,658,496	$11,475,644	$199,754,091	$158,199,946

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$326,269,412	$22,735,770	$497,942,808	$846,947,990

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

12. Subsequent Events

At a meeting held on February 12, 2015, the Board voted to approve a change to the name of the Portfolio to AB Global Dynamic Allocation Portfolio. This change becomes effective on May 1, 2015.

MIST-45

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AllianceBernstein Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AllianceBernstein Global Dynamic Allocation Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dynamic Allocation Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-46

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (64)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-48

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-49

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-50

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

AllianceBernstein Global Dynamic Allocation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Blended Index for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2014 but underperformed its benchmark for the three-year period ended October 31, 2014, and underperformed its blended index for the same periods. The Board also took into account the change in the investment management team in November 2013.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-51

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 14, 2014, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 6.52%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.43%.

MARKET ENVIRONMENT / CONDITIONS

Since the inception of the Portfolio on April 14, 2014, the global economic backdrop has been marked by a wide divergence in global growth rates. The U.S. economy has been one of the few bright spots among developed markets worldwide. For instance, the U.S. posted a third quarter Gross Domestic Product (GDP) reading of a 5% annualized gain, while concerns grew over slowing growth in Asia and deflationary fears in Europe. The mix of strong economic growth in the U.S. and sluggish growth overseas resulted in an attractive environment for U.S. stocks and bonds. Investor concerns surrounding overseas growth resulted in accommodative monetary policies around the globe. Many economists and strategists had predicted a rise in interest rates as the Federal Reserve (the “Fed”) ended their quantitative easing program and signaled to the market that they may begin raising their Federal Funds rate in the near term. However, the U.S. equity market advanced when the Fed hinted they would be in no rush to raise interest rates as inflation remained relatively subdued and risks from slowing growth overseas endured. The 10-year Treasury rallied during the reporting period, with the yield on the 10-year Treasury falling from 2.65% on April 14, 2014, to 2.17% by year end. The combination of the market pricing in a “lower for longer” accommodative monetary policy stance by the Fed and concerns over falling oil prices as well as slowing growth overseas had investors flocking to the safety of U.S. government bonds. Commodities, specifically oil, declined sharply since the inception of the Portfolio which had a corresponding effect on Energy companies. The S&P 500 Index gained 15% during the reporting period but was held back by the -8% drop in the S&P 500 Energy sector. Oil came under heavy selling pressure in the latter half of 2014 on a supply/demand imbalance. The combination of rising production from U.S. shale producers, OPEC’s (Organization of the Petroleum Exporting Countries) surprise decision to maintain current production levels, and declining demand from slowing overseas economies put the commodity under pressure. Oil declined over 50% from its mid-2014 peak.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Strategic Asset Allocation (“SAA”) sets the long term asset allocation mix for the Portfolio. Active asset allocation decisions are made around the SAA in an effort to enhance returns and mitigate risks. The SAA of the Portfolio is 40% the Russell 3000 Index, 20% the MSCI EAFE Index, and 40% the Barclays U.S. Government Index.

The Portfolio aims to deliver a superior return compared to the SAA over a market cycle, while mitigating downside risks in times of market stress. An active approach to asset allocation sits at the strategy’s core. It has three components: Market Cycle analysis, Economic Cycle and Valuation analysis, and active risk management. Market Cycle analysis uses a proprietary rule-based, disciplined asset allocation approach to capture medium-term trends across asset classes. By combining both pro-cyclical and anti-cyclical elements, it aims to invest in the best performing asset classes over time, and provide both excess returns and downside risk mitigation. Economic Cycle and Valuation analysis looks at forward-looking fundamental assessments, based on both quantitative and qualitative input factors, to better identify turning points in markets. This allows the Portfolio to tactically adjust the strategy’s asset allocation with the aim of enhancing returns. The active risk management provides the final component of the asset allocation approach, through which the Portfolio actively manages portfolio risk, targeting a significant reduction in downside risk in times of market stress.

The Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, since its inception on April 14, 2014, outperformed the return of the Dow Jones Moderate Index. In terms of absolute performance, exposure to U.S. equities was the primary positive contributor to performance, while exposure to U.S. government bonds, opportunistic exposure to real estate, and exposure to U.S. corporate bonds all contributed positively to performance as well. Exposure to international equities detracted from absolute performance during the period.

Relative to the SAA, outperformance was driven by a positive contribution from U.S. real estate exposure and security selection within the U.S. government bond segment. The Portfolio’s overweight allocation to U.S. corporate bonds also contributed positively to relative outperformance while an underweight position to U.S. government bonds and security selection within equities detracted from the period’s relative performance.

The Portfolio utilizes derivatives to gain exposure to certain asset classes and conduct tactical views to overweight and underweight certain asset classes relative to the SAA. The Portfolio utilized derivatives to gain exposure to U.S. equities, international equities, and real estate which contributed positively to absolute performance during the reporting period. The derivatives performed as expected, enabling the Portfolio to gain exposure to the underlying asset classes in a liquid and cost effective way.

MIST-1

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio was overweight U.S. equities, U.S. corporate bonds, and U.S. real estate as of the end of the 2014 calendar year. The largest active position was an underweight to U.S. government bonds.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED DECEMBER 31, 2014)

Since Inception[2]
Allianz Global Investor Dynamic Multi-Asset Plus Portfolio
Class B	6.52
Dow Jones Moderate Index	4.43

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Risk Exposures by Asset Class*

% of Net Assets
U.S. Large Cap Equities	36.8
U.S. Government Bonds	26.1
International Developed Equities	19.2
U.S. Investment Grade Corporate Bonds	6.3
U.S. Mid Cap Equities	2.7
U.S. Real Estate	2.3
U.S. Small Cap Equities	1.9

*	The percentages noted above are based on the notional exposures by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)(b)	Actual	1.20%	$1,000.00	$1,014.50	$6.09
	Hypothetical*	1.20%	$1,000.00	$1,019.16	$6.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—22.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Federal Agencies—1.3%
Federal Home Loan Mortgage Corp. 1.000%, 06/29/17	240,000	$240,472
Federal National Mortgage Association 1.375%, 11/15/16	238,000	241,208

		481,680

U.S. Treasury—21.3%
U.S. Treasury Bonds 4.375%, 05/15/41 (a)	1,011,000	1,340,997
6.875%, 08/15/25	384,000	554,850
U.S. Treasury Notes 0.375%, 03/15/16 (a)	580,000	580,045
2.125%, 02/29/16	567,000	578,606
2.125%, 08/31/20	1,780,000	1,811,567
2.250%, 07/31/18 (a) (b)	2,936,000	3,030,272

		7,896,337

Total U.S. Treasury & Government Agencies (Cost $8,158,283)		8,378,017

Investment Company Securities—6.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,400	1,241,864
Vanguard Intermediate-Term Corporate Bond ETF	12,500	1,076,250

Total Investment Company Securities (Cost $2,310,278)		2,318,114

Short-Term Investment—72.0%

Federal Agencies—22.8%
Federal Home Loan Bank 2.875%, 06/12/15	1,800,000	1,821,013
Federal Home Loan Mortgage Corp. 2.875%, 02/09/15	1,300,000	1,302,873
4.375%, 07/17/15	1,700,000	1,737,992
Federal National Mortgage Association 0.500%, 07/02/15	1,800,000	1,801,674
5.000%, 04/15/15	1,750,000	1,774,246

		8,437,798

U.S. Treasury—9.8%
U.S. Treasury Notes 0.250%, 03/31/15	3,629,000	3,630,277

Corporate Bonds & Notes—9.7%
European Investment Bank 1.125%, 04/15/15	3,600,000	3,608,568

Short-Term Investment—(Continued)
Security Description	Principal Amount*	Value

Foreign Government—8.4%
KfW 0.375%, 05/15/15	1,800,000	$1,800,459
1.000%, 01/12/15	1,300,000	1,300,156

		3,100,615

Repurchase Agreement—21.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $7,897,554 on 01/02/15, collateralized by $8,170,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $8,055,914.	7,897,554	7,897,554

Total Short-Term Investment (Cost $26,769,694)		26,674,812

Total Investments—100.8% (Cost $37,238,255) (c)		37,370,943
Other assets and liabilities (net)—(0.8)%		(313,908)

Net Assets—100.0%		$37,057,035

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $1,238,625.
(b)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $516,055.
(c)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $37,351,554. The aggregate unrealized appreciation and depreciation of investments were $124,799 and $(105,410), respectively, resulting in net unrealized appreciation of $19,389 for federal income tax purposes.
(ETF)—	Exchange Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Real Estate Index Futures	03/20/15	29	USD	859,000	$10,420
MSCI EAFE Mini Index Futures	03/20/15	81	USD	6,967,436	152,059
Russell 2000 Mini Index Futures	03/20/15	6	USD	705,796	14,624
S&P 500 E-Mini Index Futures	03/20/15	133	USD	13,293,896	354,565
S&P Midcap 400 E-Mini Index Futures	03/20/15	7	USD	972,422	41,598
U.S. Treasury Long Bond Futures	03/20/15	12	USD	1,711,867	22,883
U.S. Treasury Note 10 Year Futures	03/20/15	5	USD	633,604	381

Futures Contracts—Short
Euro Currency Futures	03/16/15	(4)	USD	(616,688)	11,338
U.S. Treasury Note 2 Year Futures	03/31/15	(5)	USD	(1,092,881)	(88)

Net Unrealized Appreciation					$607,780

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.743%	04/16/24	USD	1,500,000	$65,115
Pay	3-Month USD-LIBOR	2.577%	05/19/24	USD	350,000	10,037
Pay	3-Month USD-LIBOR	2.682%	06/10/24	USD	400,000	14,939
Pay	3-Month USD-LIBOR	2.727%	06/13/24	USD	1,100,000	45,424
Pay	3-Month USD-LIBOR	2.648%	07/03/24	USD	800,000	27,385
Pay	3-Month USD-LIBOR	2.664%	07/18/24	USD	750,000	26,707
Pay	3-Month USD-LIBOR	2.566%	08/15/24	USD	800,000	21,323
Pay	3-Month USD-LIBOR	2.541%	09/10/24	USD	800,000	19,379
Pay	3-Month USD-LIBOR	2.639%	09/29/24	USD	800,000	26,239
Pay	3-Month USD-LIBOR	2.384%	10/28/24	USD	1,000,000	9,646
Pay	3-Month USD-LIBOR	2.456%	11/24/24	USD	1,000,000	15,693
Pay	3-Month USD-LIBOR	2.401%	12/10/24	USD	500,000	5,286
Pay	3-Month USD-LIBOR	2.376%	12/30/24	USD	1,100,000	8,921

Total						$296,094

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$8,378,017	$—	$8,378,017
Total Investment Company Securities	2,318,114	—	—	2,318,114
Total Short-Term Investment*	—	26,674,812	—	26,674,812
Total Investments	$2,318,114	$35,052,829	$—	$37,370,943

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$607,868	$—	$—	$607,868
Futures Contracts (Unrealized Depreciation)	(88)	—	—	(88)
Total Futures Contracts	$607,780	$—	$—	$607,780
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$296,094	$—	$296,094

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$29,473,389
Repurchase Agreement	7,897,554
Receivable for:
Fund shares sold	340,209
Interest	156,922
Variation margin on swap contracts	209,444
Due from investment adviser	53,516
Prepaid expenses	18

Total Assets	38,131,052
Liabilities
Payables for:
Investments purchased	804,053
Fund shares redeemed	376
Variation margin on futures contracts	68,788
Accrued expenses:
Management fees	19,188
Distribution and service fees	7,106
Deferred trustees’ fees	14,019
Other expenses	160,487

Total Liabilities	1,074,017

Net Assets	$37,057,035

Net assets consist of:
Paid in surplus	$36,646,098
Distributions in excess of net investment income	(14,019)
Accumulated net realized loss	(607,003)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	1,031,959

Net Assets	$37,057,035

Net Assets
Class B	$37,057,035
Capital Shares Outstanding*
Class B	3,526,479
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $29,340,701.

Consolidated§ Statement of Operations

Year Ended December 31, 2014(a)

Investment Income
Dividends	$38,953
Interest	56,421

Total investment income	95,374
Expenses
Management fees	93,076
Administration fees	18,321
Custodian and accounting fees	19,466
Distribution and service fees—Class B	34,472
Audit and tax services	79,757
Legal	126,448
Trustees’ fees and expenses	28,769
Shareholder reporting	7,502
Insurance	24
Miscellaneous	3,165

Total expenses	411,000
Less management fee waiver	(7,610)
Less expenses reimbursed by the Adviser	(237,922)

Net expenses	165,468

Net Investment Loss	(70,094)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16,622)
Futures contracts	(145,075)
Swap contracts	93,434
Foreign currency transactions	(1,863)
Capital gain distributions	1,625

Net realized loss	(68,501)

Net change in unrealized appreciation (depreciation) on:
Investments	132,688
Futures contracts	607,780
Swap contracts	296,094
Foreign currency transactions	(4,603)

Net change in unrealized appreciation	1,031,959

Net realized and unrealized gain	963,458

Net Increase in Net Assets From Operations	$893,364

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(70,094)
Net realized loss	(68,501)
Net change in unrealized appreciation	1,031,959

Increase in net assets from operations	893,364

From Distributions to Shareholders
Net investment income
Class B	(158,044)
Net realized capital gains
Class B	(333,268)

Total distributions	(491,312)

Increase in net assets from capital share transactions	36,654,983

Total increase in net assets	37,057,035

Net Assets
Beginning of period	0

End of period	$37,057,035

Accumulated net investment loss
End of period	$(14,019)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2014(a)
	Shares	Value
Class B
Sales	3,578,297	$37,197,927
Reinvestments	46,482	491,312
Redemptions	(98,300)	(1,034,256)

Net increase	3,526,479	$36,654,983

Increase derived from capital shares transactions		$36,654,983

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.04)
Net realized and unrealized gain on investments	0.70

Total from investment operations	0.66

Less Distributions
Distributions from net investment income	(0.05)
Distributions from net realized capital gains	(0.10)

Total distributions	(0.15)

Net Asset Value, End of Period	$10.51

Total Return (%) (c)	6.52	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	2.98	(e)
Net ratio of expenses to average net assets (%) (f)	1.20	(e)
Ratio of net investment loss to average net assets (%)	(0.51	)(e)
Portfolio turnover rate (%)	19	(d)
Net assets, end of period (in millions)	$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.,	4/14/2014	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, distribution redesignations, distribution and service fees and premium amortization. These adjustments have no impact on net assets or the results of operations.

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $7,897,554, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Met Investors Series Trust

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Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$296,094
	Unrealized appreciation on futures contracts** (a)	23,264	Unrealized depreciation on futures contracts** (a)	$88
Equity	Unrealized appreciation on futures contracts** (a)	573,266
Foreign Exchange	Unrealized appreciation on futures contracts** (a)	11,338

Total		$903,962		$88

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the period ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$17,245	$(210,152)	$47,832	$(145,075)
Swap contracts	93,434	—	—	93,434

	$110,679	$(210,152)	$47,832	$(51,641)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$23,176	$573,266	$11,338	$607,780
Swap contracts	296,094	—	—	296,094

	$319,270	$573,266	$11,338	$903,874

For the period ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$674,937
Futures contracts short	(1,122,222)
Swap contracts	5,900,000

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$9,295,701	$3,663,722	$0	$1,336,823

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Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the period ended December 31, 2014	% per annum	Average Daily Net Assets
$93,076	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 14, 2014. Also through July 14, 2014, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2015. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017
1.20%	$237,922

Amounts waived for the period ended December 31, 2014 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2014, there was $237,922 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

MIST-18

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2014 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$247,374	$243,938	$491,312

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$41,496	$72,580	$310,880	$—	$424,956

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period April 14, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedure. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the period April 14, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 6.38% and 6.05%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (“GDP”) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance with respect to interest rates provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity markets outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by a depreciation in many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderate Index. Outperformance was primarily attributable to a domestic orientation on the equity side compared to the index as U.S. markets significantly outperformed the majority of other markets in 2014. In addition, solid security selection in a number of underlying portfolios further enhanced relative performance.

Within the equity segment, the AFIS Blue Chip Income and Growth Fund was the top performance contributor. The portfolio produced the best result in the Health Care sector, where both stock selection and an overweight position added value, as Health Care was the second best performing sector in 2014. A number of biotech stocks, such as Amgen and Gilead Sciences, made meaningful contributions to the portfolio. In addition, an underweight position in the Energy sector proved beneficial as energy stocks struggled amid plummeting oil prices, particularly in the second half of the year. Similar themes, namely strong stock selection combined with an overweight position in the Health Care sector and an underweight position in the Energy sector, also benefited the AMCAP Fund. However, a large cash position weighed on AMCAP relative performance. On the negative side, the Fundamental Investors and AFIS Growth Funds detracted from the Allocation Portfolio’s relative result. The Fundamental Investors Fund’s performance was hindered by a sizable exposure to stocks outside the U.S., which substantially underperformed domestic stocks in general. Moreover, a number of strong performers in 2013 in the portfolio, e.g., Amazon, Boeing and Airbus, gave back some of their gains in 2014, and negatively impacted the fund’s return. For the AFIS Growth Fund, underperformance was primarily attributable to unfavorable stock selection in the Energy and Consumer sectors. Within the Energy sector, the portfolio’s holdings in a number of oil & gas exploration and production stocks fell more than some other energy stocks such as integrated oil & gas and oil storage and

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

transportation names. Within the Consumer sector, Amazon, which was one of the portfolio’s top holdings, detracted most from performance. Among underlying portfolios that invest outside the U.S., the AFIS International Fund contributed positively, driven largely by solid stock selection in the Financial sector in Asia. In contrast, the AFIS New World Fund underperformed its benchmark, the MSCI All Country World Index, due to a larger weight in emerging markets, which significantly underperformed developed markets, particularly when compared to the U.S.

On the fixed income side, the AFIS Global Bond Fund outperformed its benchmark and contributed positively to the Allocation Portfolio. A considerable underweight position in the euro and the Japanese yen was the largest contributor for the Global Bond Fund’s strong performance for the past year. The AFIS Bond Fund performed relatively in line with the Barclays U.S. Aggregate Bond Index. Despite being held back by a sizable exposure in non-U.S. bonds, the portfolio’s overweight to the long end of the yield curve proved to be beneficial as the curve continued to flatten throughout the year. Additionally, security selection modestly added to the performance. On the detracting side, the AFIS High-Income Bond Fund underperformed its high yield benchmark, driven largely by company specific problems on two issuers: Revel and NII. Revel went through a financial restructuring earlier in the year, and NII fell behind in its construction process in Central America, which stirred up some worries in the marketplace.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	6.38	9.70	5.86
Class C	6.05	9.39	5.55
Dow Jones Moderate Index	5.35	8.92	5.70
1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.0
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.9
American Funds Growth Fund (Class 1)	9.3
American Funds Growth-Income Fund (Class 1)	9.2
American Funds American Mutual Fund (Class R-6)	8.3
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.2
American Funds International Growth and Income Fund (Class 1)	6.5
American Funds International Fund (Class 1)	5.8

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.73%	$1,000.00	$1,006.50	$3.69
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class C(a)	Actual	1.03%	$1,000.00	$1,005.60	$5.21
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	14,336,154	$403,276,014
American Funds American Mutual Fund (Class R-6)	10,927,720	405,964,807
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	27,369,013	402,050,797
American Funds Bond Fund (Class 1) (a)	53,064,604	587,955,807
American Funds Fundamental Investors Fund (Class R-6)	7,750,513	403,491,700
American Funds Global Bond Fund (Class 1) (a)	12,073,615	142,106,454
American Funds Global Small Capitalization Fund (Class 1)	5,605,832	146,256,154
American Funds Growth Fund (Class 1)	5,673,895	454,762,719
American Funds Growth-Income Fund (Class 1)	8,564,295	451,852,198
American Funds High-Income Bond Fund (Class 1) (a)	18,217,302	192,010,363
American Funds International Fund (Class 1)	14,052,149	285,961,223
American Funds International Growth and Income Fund (Class 1) (a)	19,720,199	320,847,644

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	6,514,754	134,985,712
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	47,270,930	586,159,530

Total Mutual Funds (Cost $4,237,866,148)		4,917,681,122

Total Investments—100.1% (Cost $4,237,866,148) (b)		4,917,681,122
Other assets and liabilities (net)—(0.1)%		(2,703,506)

Net Assets—100.0%		$4,914,977,616

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $4,244,892,454. The aggregate unrealized appreciation and depreciation of investments were $688,819,916 and $(16,031,248), respectively, resulting in net unrealized appreciation of $672,788,668 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,917,681,122	$—	$—	$4,917,681,122
Total Investments	$4,917,681,122	$—	$—	$4,917,681,122

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$2,551,564,815
Affiliated investments at value (b)	2,366,116,307
Receivable for:
Investments sold	2,695,435
Fund shares sold	178,900
Prepaid expenses	12,778

Total Assets	4,920,568,235
Liabilities
Payables for:
Investments purchased	37,205
Fund shares redeemed	2,837,130
Accrued expenses:
Management fees	241,778
Distribution and service fees	2,307,731
Deferred trustees’ fees	67,424
Other expenses	99,351

Total Liabilities	5,590,619

Net Assets	$4,914,977,616

Net assets consist of:
Paid in surplus	$3,924,662,749
Undistributed net investment income	66,462,112
Accumulated net realized gain	244,037,781
Unrealized appreciation on investments and affiliated investments	679,814,974

Net Assets	$4,914,977,616

Net Assets
Class B	$5,834,006
Class C	4,909,143,610
Capital Shares Outstanding*
Class B	538,320
Class C	456,388,479
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.84
Class C	10.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,984,984,783.
(b)	Identified cost of affiliated investments was $2,252,881,365.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Underlying Portfolios	$37,675,610
Dividends from Affiliated Underlying Portfolios	59,412,533

Total investment income	97,088,143
Expenses
Management fees	2,840,569
Administration fees	22,308
Custodian and accounting fees	25,276
Distribution and service fees—Class B	13,030
Distribution and service fees—Class C	27,092,594
Audit and tax services	29,144
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	85,311
Insurance	30,695
Miscellaneous	30,128

Total expenses	30,247,135

Net Investment Income	66,841,008

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	91,093,565
Affiliated investments	22,544,934
Capital gain distributions from Underlying Portfolios	120,254,930
Capital gain distributions from Affiliated Underlying Portfolios	18,827,691

Net realized gain	252,721,120

Net change in unrealized appreciation (depreciation) on:
Investments	(33,019,558)
Affiliated investments	215,877

Net change in unrealized depreciation	(32,803,681)

Net realized and unrealized gain	219,917,439

Net Increase in Net Assets From Operations	$286,758,447

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,841,008	$54,207,601
Net realized gain	252,721,120	509,633,504
Net change in unrealized appreciation (depreciation)	(32,803,681)	226,757,994

Increase in net assets from operations	286,758,447	790,599,099

From Distributions to Shareholders
Net investment income
Class B	(78,777)	(56,869)
Class C	(62,411,676)	(63,507,458)
Net realized capital gains
Class B	(476,033)	(207,017)
Class C	(476,521,577)	(285,576,021)

Total distributions	(539,488,063)	(349,347,365)

Increase in net assets from capital share transactions	268,936,312	69,598,827

Total increase in net assets	16,206,696	510,850,561

Net Assets
Beginning of period	4,898,770,920	4,387,920,359

End of period	$4,914,977,616	$4,898,770,920

Undistributed net investment income
End of period	$66,462,112	$62,120,855

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	113,711	$1,246,947	98,818	$1,070,032
Reinvestments	54,181	554,810	26,102	263,886
Redemptions	(19,764)	(215,085)	(15,412)	(166,513)

Net increase	148,128	$1,586,672	109,508	$1,167,405

Class C
Sales	17,784,746	$192,765,523	16,651,335	$179,033,438
Reinvestments	52,940,398	538,933,253	34,700,147	349,083,479
Redemptions	(42,868,891)	(464,349,136)	(42,956,400)	(459,685,495)

Net increase	27,856,253	$267,349,640	8,395,082	$68,431,422

Increase derived from capital shares transactions		$268,936,312		$69,598,827

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.50	$10.51	$9.52	$9.84	$8.87

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.16	0.18	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.46	1.71	1.11	(0.36)	0.87

Total from investment operations	0.66	1.87	1.29	(0.16)	1.09

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.20)	(0.15)	(0.12)
Distributions from net realized capital gains	(1.13)	(0.69)	(0.10)	(0.01)	(0.00	)(b)

Total distributions	(1.32)	(0.88)	(0.30)	(0.16)	(0.12)

Net Asset Value, End of Period	$10.84	$11.50	$10.51	$9.52	$9.84

Total Return (%) (c)	6.38	18.91	13.80	(1.79)	12.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	0.31	0.32	0.32	0.33
Net ratio of expenses to average net assets (%) (d)	0.31	0.31	0.32	0.32	0.33	(e)
Ratio of net investment income to average net assets (%) (f)	1.81	1.52	1.78	2.06	2.38
Portfolio turnover rate (%)	7	33	14	7	6
Net assets, end of period (in millions)	$5.8	$4.5	$3.0	$2.1	$1.5

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.42	$10.44	$9.45	$9.78	$8.82

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.13	0.13	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.47	1.69	1.13	(0.36)	0.89

Total from investment operations	0.62	1.82	1.26	(0.20)	1.06

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.17)	(0.12)	(0.10)
Distributions from net realized capital gains	(1.13)	(0.69)	(0.10)	(0.01)	(0.00	)(b)

Total distributions	(1.28)	(0.84)	(0.27)	(0.13)	(0.10)

Net Asset Value, End of Period	$10.76	$11.42	$10.44	$9.45	$9.78

Total Return (%) (c)	6.05	18.53	13.53	(2.13)	12.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.61	0.61	0.62	0.62	0.63
Net ratio of expenses to average net assets (%) (d)	0.61	0.61	0.62	0.62	0.63	(e)
Ratio of net investment income to average net assets (%) (f)	1.36	1.17	1.30	1.60	1.85
Portfolio turnover rate (%)	7	33	14	7	6
Net assets, end of period (in millions)	$4,909.1	$4,894.3	$4,385.0	$4,079.5	$3,568.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of expenses reimbursed by the Adviser.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$337,383,630	$0	$401,923,661

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$2,840,569	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
American Funds Blue Chip Income and Growth Fund (Class 1)	30,941,549	903,402	(4,475,938)	27,369,013
American Funds Bond Fund (Class 1)	50,681,445	3,296,275	(913,116)	53,064,604
American Funds Global Bond Fund (Class 1)	11,451,929	763,040	(141,354)	12,073,615
American Funds High-Income Bond Fund (Class 1)	17,211,618	1,248,335	(242,651)	18,217,302
American Funds International Growth and Income Fund (Class 1)*	17,122,653	3,127,185	(529,639)	19,720,199
American Funds New World Fund (Class 1)	5,915,100	729,837	(130,183)	6,514,754
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	45,364,462	2,748,026	(841,558)	47,270,930

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2014
American Funds Blue Chip Income and Growth Fund (Class 1)	$17,859,180	$1,227,657	$11,691,942	$402,050,797
American Funds Bond Fund (Class 1)	1,363,115	205,181	12,680,717	587,955,807
American Funds Global Bond Fund (Class 1)	260,986	—	3,737,651	142,106,454
American Funds High-Income Bond Fund (Class 1)	355,721	—	11,599,704	192,010,363
American Funds International Growth and Income Fund (Class 1)	1,179,156	3,091,726	10,172,055	320,847,644
American Funds New World Fund (Class 1)	1,451,687	14,303,127	1,835,740	134,985,712
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	75,089	—	7,694,724	586,159,530

	$22,544,934	$18,827,691	$59,412,533	$2,366,116,307

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$79,797,446	$63,564,327	$459,690,617	$285,783,038	$539,488,063	$349,347,365

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$66,529,537	$251,064,086	$672,788,669	$—	$990,382,292

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Balanced Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Balanced Allocation Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MIST-16

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-17

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

American Funds Balanced Allocation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2014 and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board noted that the Portfolio outperformed its benchmark, the Balanced AA Broad Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-18

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 6.72% and 6.39%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 5.90%.

ECONOMIC AND MARKET REVIEW

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (“GDP”) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance with respect to interest rates provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity markets outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by a depreciation in many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. Outperformance was primarily attributable to a domestic orientation on both the equity and bond sides compared to the index as U.S. markets significantly outperformed the majority of other markets in 2014. In addition, solid security selection in a number of underlying portfolios further enhanced relative performance.

Within the equity segment, the AFIS Blue Chip Income and Growth Fund was the top performance contributor. The portfolio produced the best result in the Health Care sector, where both stock selection and an overweight position added value, as Health Care was the second best performing sector in 2014. A number of biotech stocks, such as Amgen and Gilead Sciences, made meaningful contributions to the portfolio. In addition, an underweight position in the Energy sector proved beneficial as energy stocks struggled amid plummeting oil prices, particularly in the second half of the year. Similar themes, namely strong stock selection combined with an overweight position in the Health Care sector and an underweight position in the Energy sector, also benefited the AMCAP Fund. However, a large cash position weighed on AMCAP relative performance. On the negative side, the Fundamental Investors and AFIS Growth Funds detracted from the Allocation Portfolio’s relative result. The Fundamental Investors Fund’s performance was hindered by a sizable exposure to stocks outside the U.S., which substantially underperformed domestic stocks in general. Moreover, a number of strong performers in 2013 in the portfolio, e.g., Amazon, Boeing and Airbus, gave back some of their gains in 2014, and negatively impacted the fund’s return. For the AFIS Growth Fund, underperformance was primarily attributable to unfavorable stock selection in the Energy and Consumer sectors. Within the Energy sector, the portfolio’s holdings in a number of oil & gas exploration and production stocks fell more than some

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

other energy stocks such as integrated oil & gas and oil storage and transportation names. Within the Consumer sector, Amazon, which was one of the portfolio’s top holdings, detracted most from performance. Among underlying portfolios that invest outside the U.S., the AFIS International Fund contributed positively, driven largely by solid stock selection in the Financial sector in Asia. In contrast, the AFIS New World Fund underperformed its benchmark, MSCI All Country World Index, due to a larger weight in emerging markets, which significantly underperformed developed markets, particularly when compared to the U.S.

On the fixed income side, the AFIS Global Bond Fund outperformed its benchmark and contributed positively to the Allocation Portfolio. A considerable underweight position in the euro and the Japanese yen was the largest contributor for the Global Bond Fund’s strong performance for the past year. The AFIS Bond Fund performed relatively in line with the Barclays U.S. Aggregate Bond Index. Despite being held back by a sizable exposure in non-U.S. bonds, the portfolio’s overweight to the long end of the yield curve proved to be beneficial as the curve continued to flatten throughout the year. Additionally, security selection modestly added to the performance. On the detracting side, the AFIS High-Income Bond Fund underperformed its high yield benchmark, driven largely by company specific problems on two issuers: Revel and NII. Revel went through a financial restructuring earlier in the year, and NII fell behind in its construction process in Central America, which stirred up some worries in the marketplace.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	6.72	11.16	5.96
Class C	6.39	10.82	5.60
Dow Jones Moderately Aggressive Index	5.90	10.60	6.19

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.3
American Funds Growth Fund (Class 1)	11.3
American Funds Fundamental Investors Fund (Class R-6)	11.3
American Funds American Mutual Fund (Class R-6)	10.3
American Funds Growth-Income Fund (Class 1)	10.2
American Funds Blue Chip Income and Growth Fund (Class 1)	10.2
American Funds International Growth and Income Fund (Class 1)	8.4
American Funds International Fund (Class 1)	7.7
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds New World Fund (Class 1)	3.7

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.76%	$1,000.00	$1,005.80	$3.84
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class C(a)	Actual	1.06%	$1,000.00	$1,003.90	$5.35
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,177,849	$370,692,882
American Funds American Mutual Fund (Class R-6)	8,356,182	310,432,156
American Funds Blue Chip Income and Growth Fund (Class 1)	20,951,711	307,780,640
American Funds Bond Fund (Class 1)	8,031,097	88,984,560
American Funds Fundamental Investors Fund (Class R-6)	6,539,508	340,446,788
American Funds Global Bond Fund (Class 1)	4,905,437	57,736,992
American Funds Global Small Capitalization Fund (Class 1)	5,711,106	149,002,764
American Funds Growth Fund (Class 1)	4,258,380	341,309,142
American Funds Growth-Income Fund (Class 1)	5,838,013	308,013,557
American Funds High-Income Bond Fund (Class 1)	8,267,338	87,137,739
American Funds International Fund (Class 1)	11,453,246	233,073,555
American Funds International Growth and Income Fund (Class 1) (a)	15,599,377	253,801,857

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	5,350,187	110,855,868
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	4,768,131	59,124,828

Total Mutual Funds (Cost $2,444,330,751)		3,018,393,328

Total Investments—100.1% (Cost $2,444,330,751) (b)		3,018,393,328
Other assets and liabilities (net)—(0.1)%		(1,712,281)

Net Assets—100.0%		$3,016,681,047

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,487,980,878. The aggregate unrealized appreciation and depreciation of investments were $537,246,646 and $(6,834,196), respectively, resulting in net unrealized appreciation of $530,412,450 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,018,393,328	$—	$—	$3,018,393,328
Total Investments	$3,018,393,328	$—	$—	$3,018,393,328

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$2,764,591,471
Affiliated investments at value (b)	253,801,857
Receivable for:
Investments sold	343,560
Fund shares sold	497,575
Prepaid expenses	7,808

Total Assets	3,019,242,271
Liabilities
Payables for:
Investments purchased	140,510
Fund shares redeemed	700,624
Accrued expenses:
Management fees	160,596
Distribution and service fees	1,411,998
Deferred trustees’ fees	67,424
Other expenses	80,072

Total Liabilities	2,561,224

Net Assets	$3,016,681,047

Net assets consist of:
Paid in surplus	$2,256,161,652
Undistributed net investment income	38,716,708
Accumulated net realized gain	147,740,110
Unrealized appreciation on investments and affiliated investments	574,062,577

Net Assets	$3,016,681,047

Net Assets
Class B	$17,504,688
Class C	2,999,176,359
Capital Shares Outstanding*
Class B	1,678,468
Class C	289,926,999
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.43
Class C	10.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,191,324,179.
(b)	Identified cost of affiliated investments was $253,006,572.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Underlying Portfolios	$49,433,791
Dividends from Affiliated Underlying Portfolios	8,029,674

Total investment income	57,463,465
Expenses
Management fees	1,877,597
Administration fees	22,308
Custodian and accounting fees	25,276
Distribution and service fees—Class B	38,710
Distribution and service fees—Class C	16,443,405
Audit and tax services	29,144
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	62,519
Insurance	18,272
Miscellaneous	19,498

Total expenses	18,614,809

Net Investment Income	38,848,656

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	84,270,838
Affiliated investments	585,324
Capital gain distributions from Underlying Portfolios	109,068,931
Capital gain distributions from Affiliated Underlying Portfolios	2,391,336

Net realized gain	196,316,429

Net change in unrealized appreciation (depreciation) on:
Investments	10,381,185
Affiliated investments	(59,823,705)

Net change in unrealized depreciation	(49,442,520)

Net realized and unrealized gain	146,873,909

Net Increase in Net Assets From Operations	$185,722,565

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,848,656	$29,622,724
Net realized gain	196,316,429	494,731,109
Net change in unrealized appreciation (depreciation)	(49,442,520)	78,542,884

Increase in net assets from operations	185,722,565	602,896,717

From Distributions to Shareholders
Net investment income
Class B	(199,175)	(151,358)
Class C	(30,724,579)	(26,841,832)
Net realized capital gains
Class B	(2,299,337)	(636,323)
Class C	(455,623,023)	(148,109,393)

Total distributions	(488,846,114)	(175,738,906)

Increase in net assets from capital share transactions	354,454,505	93,301,703

Total increase in net assets	51,330,956	520,459,514

Net Assets
Beginning of period	2,965,350,091	2,444,890,577

End of period	$3,016,681,047	$2,965,350,091

Undistributed net investment income
End of period	$38,716,708	$30,731,014

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	299,153	$3,176,586	232,427	$2,471,443
Reinvestments	256,258	2,498,512	79,644	787,681
Redemptions	(81,407)	(854,196)	(70,206)	(746,770)

Net increase	474,004	$4,820,902	241,865	$2,512,354

Class C
Sales	18,238,868	$193,951,377	20,890,362	$222,542,772
Reinvestments	50,138,928	486,347,602	17,779,596	174,951,225
Redemptions	(31,252,795)	(330,665,376)	(28,791,943)	(306,704,648)

Net increase	37,125,001	$349,633,603	9,878,015	$90,789,349

Increase derived from capital shares transactions		$354,454,505		$93,301,703

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.76	$10.10	$8.80	$9.33	$8.29

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.16	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.47	2.27	1.30	(0.56)	0.98

Total from investment operations	0.65	2.43	1.45	(0.40)	1.14

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.15)	(0.13)	(0.10)
Distributions from net realized capital gains	(1.82)	(0.62)	0.00	0.00	0.00

Total distributions	(1.98)	(0.77)	(0.15)	(0.13)	(0.10)

Net Asset Value, End of Period	$10.43	$11.76	$10.10	$8.80	$9.33

Total Return (%) (b)	6.72	25.44	16.54	(4.41)	13.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.32	0.32	0.33	0.33	0.34
Net ratio of expenses to average net assets (%) (c)	0.32	0.32	0.33	0.33	0.34 (d)
Ratio of net investment income to average net assets (%) (e)	1.67	1.44	1.57	1.70	1.90
Portfolio turnover rate (%)	9	42	17	8	13
Net assets, end of period (in millions)	$17.5	$14.2	$9.7	$6.8	$5.1

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.67	$10.02	$8.73	$9.26	$8.23

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.10	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.47	2.26	1.30	(0.54)	1.00

Total from investment operations	0.61	2.38	1.40	(0.43)	1.10

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.11)	(0.10)	(0.07)
Distributions from net realized capital gains	(1.82)	(0.62)	0.00	0.00	0.00

Total distributions	(1.94)	(0.73)	(0.11)	(0.10)	(0.07)

Net Asset Value, End of Period	$10.34	$11.67	$10.02	$8.73	$9.26

Total Return (%) (b)	6.39	25.11	16.16	(4.73)	13.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.62	0.62	0.63	0.63	0.64
Net ratio of expenses to average net assets (%) (c)	0.62	0.62	0.63	0.63	0.64 (d)
Ratio of net investment income to average net assets (%) (e)	1.29	1.10	1.07	1.17	1.25
Portfolio turnover rate (%)	9	42	17	8	13
Net assets, end of period (in millions)	$2,999.2	$2,951.2	$2,435.2	$2,237.3	$2,360.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$293,217,640	$0	$277,207,070

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$1,877,597	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
American Funds International Growth and Income Fund (Class 1)*	11,877,502	3,971,409	(249,534)	15,599,377

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2014
American Funds International Growth and Income Fund (Class 1)	$585,324	$2,391,336	$8,029,674	$253,801,857

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$38,706,425	$26,993,190	$450,139,689	$148,745,716	$488,846,114	$175,738,906

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$38,784,133	$191,390,237	$530,412,449	$—	$760,586,819

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Allocation Portfolio of Met Investors Series Trust as of December 31 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MIST-16

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-17

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

American Funds Growth Allocation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board noted that the Portfolio outperformed its benchmark, the Growth AA Broad Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-18

Met Investors Series Trust

American Funds Growth Portfolio

For the year ended December 31, 2014, the American Funds Growth Portfolio had a return of 8.18% for Class C versus 13.69% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	8.18	13.23	7.39
S&P 500 Index	13.69	15.45	7.67

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class C(a)	Actual	0.93%	$1,000.00	$1,026.90	$4.75
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2014

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $749,426,102)	13,838,734	$1,109,174,522

Total Investments—100.1% (Cost $749,426,102) (a)		1,109,174,522
Other assets and liabilities (net)—(0.1)%		(654,766)

Net Assets—100.0%		$1,108,519,756

(a)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $753,814,294. The aggregate and net unrealized appreciation of investments was $355,360,228 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,109,174,522	$—	$—	$1,109,174,522
Total Investments	$1,109,174,522	$—	$—	$1,109,174,522

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$1,109,174,522
Receivable for:
Fund shares sold	163,850
Prepaid expenses	2,800

Total Assets	1,109,341,172
Liabilities
Payables for:
Investments purchased	37,576
Fund shares redeemed	126,274
Accrued expenses:
Distribution and service fees	516,036
Deferred trustees’ fees	67,424
Other expenses	74,106

Total Liabilities	821,416

Net Assets	$1,108,519,756

Net assets consist of:
Paid in surplus	$645,083,399
Undistributed net investment income	9,449,701
Accumulated net realized gain	94,238,236
Unrealized appreciation on investments	359,748,420

Net Assets	$1,108,519,756

Net Assets
Class C	$1,108,519,756
Capital Shares Outstanding*
Class C	88,137,930
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$12.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $749,426,102.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Master Fund	$15,812,080

Total investment income	15,812,080
Expenses
Administration fees	22,308
Custodian and accounting fees	25,276
Distribution and service fees—Class C	5,971,097
Audit and tax services	29,144
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	55,367
Insurance	6,704
Miscellaneous	10,636

Total expenses	6,198,611

Net Investment Income	9,613,469

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	46,559,260
Capital gain distributions from Master Fund	52,782,150

Net realized gain	99,341,410

Net change in unrealized depreciation on investments	(23,135,590)

Net realized and unrealized gain	76,205,820

Net Increase in Net Assets From Operations	$85,819,289

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,613,469	$6,027,957
Net realized gain	99,341,410	63,664,061
Net change in unrealized appreciation (depreciation)	(23,135,590)	192,899,387

Increase in net assets from operations	85,819,289	262,591,405

From Distributions to Shareholders
Net investment income
Class C	(6,012,488)	(4,465,930)
Net realized capital gains
Class C	(63,646,483)	(49,661,136)

Total distributions	(69,658,971)	(54,127,066)

Increase (decrease) in net assets from capital share transactions	5,990,824	(49,860,342)

Total increase in net assets	22,151,142	158,603,997

Net Assets
Beginning of period	1,086,368,614	927,764,617

End of period	$1,108,519,756	$1,086,368,614

Undistributed net investment income
End of period	$9,449,701	$5,848,720

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class C
Sales	7,577,730	$92,867,502	7,497,274	$83,178,434
Reinvestments	6,142,767	69,658,971	5,391,142	54,127,066
Redemptions	(12,782,594)	(156,535,649)	(16,782,658)	(187,165,842)

Net increase (decrease)	937,903	$5,990,824	(3,894,242)	$(49,860,342)

Increase (decrease) derived from capital shares transactions		$5,990,824		$(49,860,342)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$12.46	$10.18	$8.70		$9.15	$7.75

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.07	0.04		0.03	0.05
Net realized and unrealized gain (loss) on investments	0.82	2.82	1.47		(0.45)	1.37

Total from investment operations	0.93	2.89	1.51		(0.42)	1.42

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.03)		(0.03)	(0.02)
Distributions from net realized capital gains	(0.74)	(0.56)	(0.00	)(b)	0.00	0.00

Total distributions	(0.81)	(0.61)	(0.03)		(0.03)	(0.02)

Net Asset Value, End of Period	$12.58	$12.46	$10.18		$8.70	$9.15

Total Return (%) (c)	8.18	29.78	17.41		(4.60)	18.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	0.57	0.57		0.57	0.59
Ratio of net investment income to average net assets (%)	0.89	0.60	0.46		0.35	0.59
Portfolio turnover rate (%)	9	4	3		3	2
Net assets, end of period (in millions)	$1,108.5	$1,086.4	$927.8		$885.9	$748.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2014, the Portfolio owned approximately 4.87% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2014.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$98,782,734	$0	$100,004,549

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.750%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

MIST-10

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$6,012,488	$4,465,930	$63,646,483	$49,661,136	$69,658,971	$54,127,066

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,517,126	$98,626,429	$355,360,227	$—	$463,503,782

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-11

Met Investors Series Trust

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Directors of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-12

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-14

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”). The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year relating to the provision of asset management services by the Adviser. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Agreement was not affected by the Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors.

MIST-15

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 6.44% and 6.09%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (“GDP”) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance with respect to interest rates provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity markets outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by a depreciation in many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderate Index. From an asset allocation perspective, while performance was hurt to some extent by a lower equity target allocation than the Index (50% versus 60%) during a period when equity markets generally outperformed the fixed income markets, a domestic orientation on both the equity and bond sides compared to the index added strongly to performance as U.S. markets significantly outperformed the majority of other markets in 2014. In addition, solid security selection in a number of underlying portfolios further enhanced relative performance.

Within the fixed income segment, the AFIS Global Bond Fund outperformed its benchmark and contributed positively to the Allocation Portfolio. A considerable underweight position to the euro and the Japanese yen was the largest contributor for the Global Bond Fund’s strong performance for the past year. The AFIS Bond Fund performed relatively in line with the Barclays U.S. Aggregate Bond Index. Despite being held back by a sizable exposure in non-U.S. bonds, the portfolio’s overweight to the long end of the yield curve proved to be beneficial as the curve continued to flatten throughout the year. Additionally, security selection modestly added to the performance. On the detracting side, the AFIS High-Income Bond Fund underperformed its high yield benchmark, driven largely by company specific problems on two issuers: Revel and NII. Revel went through a financial restructuring earlier in the year, and NII fell behind in its construction process in Central America, which stirred up some worries in the marketplace.

On the equity side, the AFIS Blue Chip Income and Growth Fund was the top performance contributor. The portfolio produced the best result in the Health Care sector, where both stock selection and an overweight position added value, as Health Care was the second

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* — (Continued)

best performing sector in 2014. A number of bio tech stocks, such as Amgen and Gilead Sciences, made meaningful contributions to the portfolio. In addition, an underweight position in the Energy sector proved beneficial as energy stocks struggled amid plummeting oil prices, particularly in the second half of the year. Similar themes, namely strong stock selection combined with an overweight position in the Health Care sector and an underweight position in the Energy sector, also benefited the AMCAP Fund. However, a large cash position weighed on AMCAP relative performance. On the negative side, the Fundamental Investors and AFIS Growth Funds detracted from the Allocation Portfolio’s relative result. The Fundamental Investors Fund’s performance was hindered by a sizable exposure to stocks outside the U.S., which substantially underperformed domestic stocks in general. Moreover, a number of strong performers in 2013 in the portfolio, e.g., Amazon, Boeing and Airbus, gave back some of their gains in 2014, and negatively impacted the fund’s return. For the AFIS Growth Fund, underperformance was primarily attributable to unfavorable stock selection in the Energy and Consumer sectors. Within the Energy sector, the portfolio’s holdings in a number of oil & gas exploration and production stocks fell more than some other energy stocks such as integrated oil & gas and oil storage and transportation names. Within the Consumer sector, Amazon, which was one of the portfolio’s top holdings, detracted most from performance. Among underlying portfolios that invest outside the U.S., the AFIS International Fund contributed positively, driven largely by solid stock selection in the Financial sector in Asia. In contrast, the AFIS New World Fund underperformed its benchmark, MSCI All Country World Index, due to a larger weight in emerging markets, which significantly underperformed developed markets, particularly when compared to the U.S. However, the fund’s position size in the Allocation Portfolio was fairly small, and therefore the negative impact was modest.

INVESTMENT COMMITTEE

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	6.44	8.31	5.56
Class C	6.09	8.01	5.25
Dow Jones Moderate Index	5.35	8.92	5.70

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	22.0
American Funds Bond Fund (Class 1)	17.1
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds Growth Fund (Class 1)	5.1
American Funds Fundamental Investors Fund (Class R-6)	5.1
American Funds AMCAP Fund (Class R-6)	5.1
American Funds High-Income Bond Fund (Class 1)	4.9
American Funds International Fund (Class 1)	4.9

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.72%	$1,000.00	$1,010.50	$3.65
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class C(a)	Actual	1.02%	$1,000.00	$1,009.60	$5.17
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,641,392	$158,692,350
American Funds American Mutual Fund (Class R-6)	7,687,529	285,591,720
American Funds Blue Chip Income and Growth Fund (Class 1)	17,179,212	252,362,630
American Funds Bond Fund (Class 1) (a)	48,230,462	534,393,515
American Funds Fundamental Investors Fund (Class R-6)	3,050,902	158,829,962
American Funds Global Bond Fund (Class 1)	7,794,550	91,741,849
American Funds Global Small Capitalization Fund (Class 1)	1,194,015	31,151,840
American Funds Growth Fund (Class 1)	1,986,183	159,192,591
American Funds Growth-Income Fund (Class 1)	5,398,355	284,817,205
American Funds High-Income Bond Fund (Class 1) (a)	14,576,399	153,635,244
American Funds International Fund (Class 1)	7,507,443	152,776,473
American Funds International Growth and Income Fund (Class 1) (a)	9,065,122	147,489,536

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,387,720	28,753,555
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	55,590,909	689,327,267

Total Mutual Funds (Cost $2,786,138,942)		3,128,755,737

Total Investments—100.1% (Cost $2,786,138,942) (b)		3,128,755,737
Other assets and liabilities (net)—(0.1)%		(1,777,355)

Net Assets—100.0%		$3,126,978,382

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,789,042,966. The aggregate unrealized appreciation and depreciation of investments were $353,637,597 and $(13,924,826), respectively, resulting in net unrealized appreciation of $339,712,771 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,128,755,737	$—	$—	$3,128,755,737
Total Investments	$3,128,755,737	$—	$—	$3,128,755,737

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$1,603,910,175
Affiliated investments at value (b)	1,524,845,562
Receivable for:
Investments sold	495,660
Fund shares sold	96,957
Prepaid expenses	8,196

Total Assets	3,129,356,550
Liabilities
Payables for:
Fund shares redeemed	592,616
Accrued expenses:
Management fees	165,287
Distribution and service fees	1,465,628
Deferred trustees’ fees	67,424
Other expenses	87,213

Total Liabilities	2,378,168

Net Assets	$3,126,978,382

Net assets consist of:
Paid in surplus	$2,610,560,301
Undistributed net investment income	44,535,573
Accumulated net realized gain	129,265,713
Unrealized appreciation on investments and affiliated investments	342,616,795

Net Assets	$3,126,978,382

Net Assets
Class B	$8,609,067
Class C	3,118,369,315
Capital Shares Outstanding*
Class B	811,048
Class C	295,593,612
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.61
Class C	10.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,274,031,930.
(b)	Identified cost of affiliated investments was $1,512,107,012.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Underlying Portfolios	$29,933,405
Dividends from Affiliated Underlying Portfolios	34,633,271

Total investment income	64,566,676
Expenses
Management fees	1,953,432
Administration fees	22,308
Custodian and accounting fees	25,276
Distribution and service fees—Class B	18,531
Distribution and service fees—Class C	17,321,981
Audit and tax services	29,144
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	69,908
Insurance	20,035
Miscellaneous	22,272

Total expenses	19,560,967

Net Investment Income	45,005,709

Net Realized and Unrealized Gain
Net realized gain on:
Investments	67,630,928
Affiliated investments	4,243,311
Capital gain distributions from Underlying Portfolios	59,688,247
Capital gain distributions from Affiliated Underlying Portfolios	1,605,296

Net realized gain	133,167,782

Net change in unrealized appreciation (depreciation) on:
Investments	(9,623,029)
Affiliated investments	19,408,167

Net change in unrealized appreciation	9,785,138

Net realized and unrealized gain	142,952,920

Net Increase in Net Assets From Operations	$187,958,629

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,005,709	$37,110,886
Net realized gain	133,167,782	297,583,275
Net change in unrealized appreciation	9,785,138	57,225,634

Increase in net assets from operations	187,958,629	391,919,795

From Distributions to Shareholders
Net investment income
Class B	(119,514)	(100,822)
Class C	(45,897,856)	(50,974,271)
Net realized capital gains
Class B	(578,139)	(273,594)
Class C	(273,161,783)	(168,130,607)

Total distributions	(319,757,292)	(219,479,294)

Increase (decrease) in net assets from capital share transactions	96,403,643	(42,251,146)

Total increase (decrease) in net assets	(35,395,020)	130,189,355

Net Assets
Beginning of period	3,162,373,402	3,032,184,047

End of period	$3,126,978,382	$3,162,373,402

Undistributed net investment income
End of period	$44,535,573	$45,749,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	212,494	$2,250,114	143,146	$1,532,996
Reinvestments	69,212	697,653	36,816	374,416
Redemptions	(31,301)	(330,340)	(35,353)	(381,371)

Net increase	250,405	$2,617,427	144,609	$1,526,041

Class C
Sales	8,892,006	$93,986,323	7,116,144	$75,441,697
Reinvestments	31,778,849	319,059,639	21,629,307	219,104,878
Redemptions	(30,052,100)	(319,259,746)	(31,881,827)	(338,323,762)

Net increase (decrease)	10,618,755	$93,786,216	(3,136,376)	$(43,777,187)

Increase (decrease) derived from capital shares transactions		$96,403,643		$(42,251,146)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.14	$10.58	$9.87	$10.05	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.17	0.20	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.44	1.21	0.90	(0.20)	0.69

Total from investment operations	0.65	1.38	1.10	0.05	0.93

Less Distributions
Distributions from net investment income	(0.20)	(0.22)	(0.25)	(0.18)	(0.16)
Distributions from net realized capital gains	(0.98)	(0.60)	(0.14)	(0.05)	0.00

Total distributions	(1.18)	(0.82)	(0.39)	(0.23)	(0.16)

Net Asset Value, End of Period	$10.61	$11.14	$10.58	$9.87	$10.05

Total Return (%) (b)	6.44	13.75	11.28	0.44	10.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.34
Net ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.34 (d)
Ratio of net investment income to average net assets (%) (e)	1.97	1.56	1.93	2.51	2.56
Portfolio turnover rate (%)	5	27	12	7	7
Net assets, end of period (in millions)	$8.6	$6.2	$4.4	$2.8	$1.6

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.08	$10.51	$9.81	$9.99	$9.23

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.13	0.14	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.47	1.22	0.91	(0.15)	0.72

Total from investment operations	0.62	1.35	1.05	0.03	0.91

Less Distributions
Distributions from net investment income	(0.17)	(0.18)	(0.21)	(0.16)	(0.15)
Distributions from net realized capital gains	(0.98)	(0.60)	(0.14)	(0.05)	0.00

Total distributions	(1.15)	(0.78)	(0.35)	(0.21)	(0.15)

Net Asset Value, End of Period	$10.55	$11.08	$10.51	$9.81	$9.99

Total Return (%) (b)	6.09	13.52	10.84	0.19	9.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.64
Net ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.64 (d)
Ratio of net investment income to average net assets (%) (e)	1.42	1.20	1.36	1.79	2.04
Portfolio turnover rate (%)	5	27	12	7	7
Net assets, end of period (in millions)	$3,118.4	$3,156.1	$3,027.8	$2,913.1	$2,590.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$164,223,474	$0	$281,240,634

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$1,953,432	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
American Funds Bond Fund (Class 1)	48,230,064	1,237,076	(1,236,678)	48,230,462
American Funds High-Income Bond Fund (Class 1)	14,195,596	903,553	(522,750)	14,576,399
American Funds International Growth and Income Fund (Class 1)	7,427,913	2,030,474	(393,265)	9,065,122
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	55,820,947	1,045,148	(1,275,186)	55,590,909

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2014
American Funds Bond Fund (Class 1)	$2,153,755	$191,832	$11,580,344	$534,393,515
American Funds High-Income Bond Fund (Class 1)	979,274	—	9,288,896	153,635,244
American Funds International Growth and Income Fund (Class 1)	888,710	1,413,464	4,673,412	147,489,536
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	221,572	—	9,090,619	689,327,267

	$4,243,311	$1,605,296	$34,633,271	$1,524,845,562

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$60,512,763	$51,075,093	$259,244,529	$168,404,201	$319,757,292	$219,479,294

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$44,602,998	$132,169,737	$339,712,770	$—	$516,485,505

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Moderate Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MIST-16

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-17

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

American Funds Moderate Allocation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2014 and outperformed the median of its Performance Universe for the three-year period ended June 30, 2014. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board noted that the Portfolio outperformed its benchmark, the Moderate AA Broad Index, for the one- and three-year periods ended October 31, 2014 and underperformed this benchmark for the five-year period ended October 31, 2014. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one- and three-year periods ended October 31, 2014 and underperformed this benchmark for the five-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-18

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the AQR Global Risk Balanced Portfolio returned 4.00%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

Developed equities were positive on the year, driven primarily by the U.S. where economic data continued to improve throughout the year. International equity markets also finished the year modestly positive but economic fundamentals diverged from the U.S. amid the threat of recession in Europe and Japan. Emerging markets equities ended slightly positive for the year with mixed performance across countries. Commodity exporters like Brazil suffered losses, while China outperformed emerging markets after policymakers took steps to boost credit growth and signaled a commitment to market reforms by increasing foreign access to domestic equity markets.

Developed bond markets saw strong positive returns over the year, registering gains in each quarter. Entering 2014, most forecasters expected U.S. rates to rise during the year due to the Federal Reserve Bank tapering asset purchases. Instead, falling inflation, slowing global growth, geopolitical uncertainty in Russia and the Middle East, and accommodative monetary policies outside the U.S. resulted in falling bond yields. German Bund yields also fell as the European Central Bank increased efforts to help the struggling Eurozone economy. Japanese bonds rallied as the economy slipped into a recession prompting additional stimulus.

The story was similar for inflation-linked bonds which provided solid returns over the year as slow economic activity and quantitative easing from central banks of G4 nations—Brazil, Germany, India, and Japan—persisted, resulting in lowering of real yields. However, unlike nominal bonds, lower than expected realized inflation and declining inflation expectations limited gains.

Commodities were the largest drag on performance this year, led by the energy sector which suffered from excess supply and weak demand. In the first half of the year, bad weather and geopolitical risks drove up commodity prices, but record harvests and increased energy production in the U.S. sent prices down in the second half. As oil prices were falling, the Organization of the Petroleum Exporting Countries announced that it would not be cutting production, triggering a significant sell-off in Brent and WTI crude oil. Metals were also down modestly this year on soft demand from Europe and China.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to provide diversification across three primary sources of risk: equities, government bonds, and inflation-related assets (global inflation-linked bonds and commodities). The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source of risk. Diversifying risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To achieve equal risk weighting, low-risk assets are given higher dollar allocations, than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of returns of the Portfolio.

To achieve its target annualized volatility level of 10%, the Portfolio is moderately levered through investments in equity, fixed income and commodity futures. The Portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk-forecasting model. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Exposures are primarily attained through equity, fixed income, and commodity futures and the purchase of global inflation-linked bonds. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio uses futures, swaps on futures, and government bonds to gain its exposures. Futures were used to gain exposure in the Equity, Inflation Risk, and Nominal Interest Rate buckets. Swaps on futures were used in both the Equity Risk and Nominal Interest Rate buckets to gain exposure when holding limit, local regulation or asset coverage rules restricted investment in futures in those markets. The Portfolio does not use derivatives to gain exposure to the global inflation-linked bond market but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. During the period, the derivatives performed as expected and facilitated Portfolio return by providing a cost-effective and liquid access to the desired market exposures.

The Portfolio returned +4.0% for the year ending December 31, 2014, underperforming the Dow Jones Moderate Index by 1.35%. Returns for the three risk categories in the Portfolio were mixed for the one year period: equities contributed +2.6%, fixed income contributed +9.6%, and inflation-sensitive assets detracted -8.2%. The Portfolio benefited from gains in equities driven by improved U.S. economic data and from the strong performance of fixed income securities. Falling inflation and slowing global growth buoyed nominal bonds. Inflation-linked bonds also benefited from the fall in real yields, but gains were limited by lower than expected realized inflation and declining inflation expectations. Late in the year, higher than expected supply in the Energy sector and weaker global demand produced one of the worst years on record for commodities, hurting Portfolio returns.

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

AQR’s systematic portfolio management process dynamically adjusts position sizes in inverse proportion to the volatility of the underlying assets. At the beginning of 2014, asset volatilities were close to their historical lows. As a result, the Portfolio’s positions were at or close to the maximum exposure for each asset class. As markets evolved over the year, volatility in most asset classes increased, particularly in commodities markets, causing a reduction in exposures.

The Portfolio entered the beginning of 2014 with a total market exposure of 252%, which is above our long-term average, as a result of historically low volatility across all asset classes. Portfolio exposures ranged from 209% to 260% over the year. The average asset class exposure was 42% equities, 119% nominal bonds, 48% inflation-linked bonds, and 29% commodities. At the end of the year, exposures were 39% equities, 117% nominal bonds, 36% inflation-linked bonds, and 18% commodities, for a total Portfolio exposure of 209%.

Brian Hurst

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	4.00	3.84
Dow Jones Moderate Index	5.35	6.70

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Risk Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	116.5
Global Inflation-Linked Bonds	35.9
Global Developed Equities	30.3
Commodities - Production Weighted	17.8
Global Emerging Equities	4.8
U.S. Mid Cap Equities	2.0
U.S. Small Cap Equities	1.6

*	The percentages noted above are based on the notional exposures by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.87%	$1,000.00	$932.30	$4.24
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—22.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—22.1%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18	330,353,952	$329,115,125
0.125%, 04/15/19	188,892,168	186,811,332
0.125%, 01/15/23	148,650,040	143,737,602
0.125%, 07/15/24	89,102,673	85,810,062
0.375%, 07/15/23	145,296,416	143,650,498
0.625%, 01/15/24	97,695,360	98,115,157
2.125%, 01/15/19	60,054,171	64,530,068

Total U.S. Treasury & Government Agencies (Cost $1,061,727,472)		1,051,769,844

Foreign Government—18.6%

Sovereign—18.6%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.750%, 04/15/18 (EUR)	76,480,030	95,048,934
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR)	106,641,444	134,786,427
1.750%, 04/15/20 (EUR)	46,491,176	62,731,798
France Government Bond OAT 0.250%, 07/25/18 (EUR)	35,494,349	43,725,620
0.250%, 07/25/24 (EUR)	23,690,042	29,890,815
1.100%, 07/25/22 (EUR)	56,240,814	75,095,096
1.300%, 07/25/19 (EUR)	81,324,355	106,028,532
2.100%, 07/25/23 (EUR)	23,825,732	34,853,132
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP)	38,375,022	65,764,374
1.875%, 11/22/22 (GBP)	123,048,528	238,463,687

Total Foreign Government (Cost $945,773,315)		886,388,415

Short-Term Investments—58.9%

Mutual Funds—42.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (a)	476,058,114	476,058,114
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.010% (a)	476,051,614	476,051,614
State Street Institutional Liquid Reserve Fund, Class I, 0.060% (a) (b)	206,857,711	206,857,711

Mutual Funds—(Continued)
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.000% (a) (b)	386,794,402	386,794,402
UBS Select Treasury Preferred Fund, Institutional Class, 0.010% (a)	478,767,988	478,767,988

		2,024,529,829

U.S. Treasury—16.4%
U.S. Treasury Bills 0.037%, 04/09/15 (c)	260,457,000	260,437,726
0.045%, 02/05/15 (c)	266,467,000	266,460,605
0.055%, 01/29/15 (c)	102,923,000	102,921,045
0.067%, 05/28/15 (c) (d)	96,503,000	96,477,523
0.071%, 06/04/15 (c)	54,455,000	54,438,827

		780,735,726

Total Short-Term Investments (Cost $2,805,249,481)		2,805,265,555

Total Investments— 99.6% (Cost $4,812,750,268) (e)		4,743,423,814
Other assets and liabilities (net)—0.4%		18,693,068

Net Assets—100.0%		$4,762,116,882

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the annualized seven-day yield as of December 31, 2014.
(b)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2014, the market value of securities pledged was $206,839,361.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $12,566,878.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $4,845,532,458. The aggregate unrealized appreciation and depreciation of investments were $581,315,110 and $(683,423,754), respectively, resulting in net unrealized depreciation of $(102,108,644) for federal income tax purposes.
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	3,840,000	Citibank N.A.	03/18/15	$4,790,948	$(141,283)
EUR	3,840,000	Credit Suisse International	03/18/15	4,790,924	(141,260)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	65,261,627	Citibank N.A.	03/18/15	$80,030,790	$1,008,738
EUR	62,444,627	Citibank N.A.	03/18/15	76,794,465	1,183,377
EUR	61,650,259	Citibank N.A.	03/18/15	76,623,257	1,974,031
EUR	55,881,172	Citibank N.A.	03/18/15	68,959,881	1,296,154
EUR	65,261,627	Credit Suisse International	03/18/15	80,030,470	1,008,417
EUR	62,444,627	Credit Suisse International	03/18/15	76,794,470	1,183,382
EUR	61,650,260	Credit Suisse International	03/18/15	76,623,261	1,974,033
EUR	55,881,170	Credit Suisse International	03/18/15	68,959,882	1,296,158
GBP	49,478,174	Citibank N.A.	03/18/15	77,359,867	287,635
GBP	26,541,299	Citibank N.A.	03/18/15	41,475,424	132,000
GBP	22,067,879	Citibank N.A.	03/18/15	34,381,182	6,010
GBP	49,478,174	Credit Suisse International	03/18/15	77,360,473	288,241
GBP	26,541,299	Credit Suisse International	03/18/15	41,475,424	131,999
GBP	22,067,879	Credit Suisse International	03/18/15	34,381,452	6,280

Net Unrealized Appreciation					$11,493,912

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminium Futures	01/09/15	18	USD	881,700	$(59,370)
Aluminium Futures	01/15/15	63	USD	3,058,785	(174,960)
Aluminium Futures	01/16/15	7	USD	335,204	(14,698)
Aluminium Futures	01/22/15	13	USD	651,099	(55,131)
Aluminium Futures	02/05/15	24	USD	1,216,252	(113,866)
Aluminium Futures	03/11/15	24	USD	1,176,069	(68,271)
Aluminium Futures	03/16/15	19	USD	906,354	(28,526)
Aluminium Futures	03/17/15	20	USD	948,557	(24,357)
Aluminium Futures	03/23/15	6	USD	286,517	(8,989)
Amsterdam Index Futures	01/16/15	77	EUR	6,129,831	502,375
Australian 10 Year Treasury Bond Futures	03/16/15	1,277	AUD	161,517,293	1,733,939
CAC 40 Index Futures	01/16/15	534	EUR	21,343,741	1,809,557
Canada Government Bond Year Bond Futures	03/20/15	1,692	CAD	230,266,036	3,537,445
Cattle Feeder Futures	03/26/15	95	USD	10,258,580	64,357
Cocoa Futures	03/16/15	131	USD	3,821,731	(9,631)
Coffee “C” Futures	03/19/15	151	USD	10,974,060	(1,540,335)
Copper Futures	01/15/15	22	USD	3,715,297	(216,747)
Copper Futures	01/16/15	4	USD	661,935	(26,235)
Copper Futures	01/22/15	5	USD	833,021	(39,833)
Copper Futures	02/05/15	8	USD	1,313,316	(46,956)
Copper Futures	03/11/15	9	USD	1,447,451	(27,251)
Copper Futures	03/16/15	265	USD	42,418,530	(628,030)
Copper Futures	03/16/15	7	USD	1,112,145	(7,895)
Copper Futures	03/17/15	9	USD	1,420,001	(476)
Copper Futures	03/23/15	4	USD	640,511	(10,136)
Corn Futures	03/13/15	1,955	USD	37,817,691	989,059
Cotton No. 2 Futures	03/09/15	339	USD	10,451,267	(235,502)
DAX Index Futures	03/20/15	88	EUR	20,750,979	1,094,758
Euro Stoxx 50 Index Futures	03/20/15	2,044	EUR	61,436,183	3,148,959
Euro-Bund Futures	03/06/15	6,239	EUR	955,495,324	20,543,755
FTSE 100 Index Futures	03/20/15	1,174	GBP	72,432,201	6,455,647
FTSE JSE Top 40 Index Futures	03/19/15	666	ZAR	281,786,893	1,121,341
FTSE MIB Index Futures	03/20/15	64	EUR	5,996,892	127,283
Gold 100 oz Futures	02/25/15	244	USD	29,095,395	(203,355)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
H-Shares Index Futures	01/29/15	584	HKD	348,832,760	$160,683
Hang Seng Index Futures	01/29/15	118	HKD	139,030,588	64,286
IBEX 35 Index Futures	01/16/15	80	EUR	7,862,142	403,307
Japanese Government 10 Year Bond Futures	03/11/15	347	JPY	50,988,040,017	2,463,600
KOSPI 200 Index Futures	03/12/15	412	KRW	51,766,143,025	(1,366,641)
Lead Futures	01/09/15	4	USD	209,998	(25,469)
Lead Futures	01/15/15	11	USD	564,599	(56,308)
Lead Futures	01/16/15	1	USD	49,796	(3,577)
Lead Futures	01/22/15	3	USD	152,824	(13,985)
Lead Futures	02/05/15	5	USD	247,010	(15,300)
Lead Futures	03/11/15	5	USD	249,514	(17,327)
Lead Futures	03/16/15	128	USD	6,493,307	(547,707)
Lead Futures	03/16/15	4	USD	194,611	(8,825)
Lead Futures	03/17/15	3	USD	141,159	(1,814)
Lead Futures	03/23/15	3	USD	141,009	(1,659)
Lean Hogs Futures	02/13/15	665	USD	24,077,631	(2,478,431)
Live Cattle Futures	02/27/15	405	USD	27,503,951	(1,008,851)
MSCI Taiwan Index Futures	01/29/15	198	USD	6,713,029	80,351
Nickel Futures	01/09/15	4	USD	400,406	(38,546)
Nickel Futures	01/15/15	8	USD	784,820	(60,848)
Nickel Futures	01/16/15	2	USD	186,899	(5,896)
Nickel Futures	01/22/15	2	USD	184,096	(3,030)
Nickel Futures	02/05/15	3	USD	273,786	(1,953)
Nickel Futures	03/11/15	4	USD	389,867	(26,685)
Nickel Futures	03/16/15	88	USD	8,582,363	(588,971)
Nickel Futures	03/16/15	3	USD	290,799	(18,330)
Nickel Futures	03/17/15	2	USD	187,926	(6,269)
Nickel Futures	03/23/15	2	USD	189,258	(7,535)
Primary Aluminum Futures	03/16/15	645	USD	32,034,213	(2,223,119)
Russell 2000 Mini Index Futures	03/20/15	651	USD	74,194,949	3,970,621
S&P 500 E-Mini Index Futures	03/20/15	8,514	USD	843,204,530	30,502,150
S&P Midcap 400 E-Mini Index Futures	03/20/15	648	USD	90,140,758	3,728,522
S&P TSX 60 Index Futures	03/19/15	415	CAD	66,195,153	3,862,667
SGX CNX NIFTY Index Futures	01/29/15	1,377	USD	22,980,331	40,356
SPI 200 Futures	03/19/15	390	AUD	49,973,698	2,049,614
Silver Futures	03/27/15	44	USD	3,587,927	(156,147)
Soybean Futures	03/13/15	528	USD	27,644,985	(624,585)
Sugar No. 11 Futures	02/27/15	980	USD	18,386,903	(2,449,751)
TOPIX Index Futures	03/12/15	1,035	JPY	14,856,515,338	(2,411,841)
U.S. Treasury Note 10 Year Futures	03/20/15	13,798	USD	1,740,996,641	8,546,640
United Kingdom Long Gilt Bond Futures	03/27/15	1,269	GBP	148,228,052	5,385,773
Wheat Futures	03/13/15	1,245	USD	33,327,375	3,384,563
Zinc Futures	01/09/15	5	USD	293,327	(22,421)
Zinc Futures	01/15/15	17	USD	991,562	(70,319)
Zinc Futures	01/16/15	5	USD	281,894	(10,933)
Zinc Futures	01/22/15	4	USD	223,597	(6,816)
Zinc Futures	02/05/15	6	USD	333,425	(8,387)
Zinc Futures	03/11/15	7	USD	378,895	1,856
Zinc Futures	03/16/15	172	USD	9,587,711	(228,761)
Zinc Futures	03/16/15	6	USD	323,567	2,951
Zinc Futures	03/17/15	5	USD	266,264	5,861
Zinc Futures	03/23/15	4	USD	218,411	(794)

Futures Contracts—Short
Aluminium Futures	01/09/15	(18)	USD	(882,861)	60,531
Aluminium Futures	01/15/15	(63)	USD	(3,058,747)	174,922

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminium Futures	01/16/15	(7)	USD	(336,466)	$15,961
Aluminium Futures	01/22/15	(13)	USD	(653,222)	57,253
Aluminium Futures	02/05/15	(24)	USD	(1,223,057)	120,671
Aluminium Futures	03/11/15	(24)	USD	(1,174,954)	67,156
Aluminium Futures	03/16/15	(19)	USD	(909,720)	31,892
Aluminium Futures	03/17/15	(20)	USD	(948,764)	24,564
Aluminium Futures	03/23/15	(6)	USD	(285,845)	8,316
Copper Futures	01/15/15	(22)	USD	(3,725,158)	226,608
Copper Futures	01/16/15	(4)	USD	(663,191)	27,491
Copper Futures	01/22/15	(5)	USD	(835,613)	42,425
Copper Futures	02/05/15	(8)	USD	(1,318,233)	51,873
Copper Futures	03/11/15	(9)	USD	(1,447,142)	26,942
Copper Futures	03/16/15	(7)	USD	(1,111,780)	7,530
Copper Futures	03/16/15	(36)	USD	(5,726,015)	48,815
Copper Futures	03/17/15	(9)	USD	(1,423,364)	3,839
Copper Futures	03/23/15	(4)	USD	(639,577)	9,202
Lead Futures	01/09/15	(4)	USD	(209,991)	25,462
Lead Futures	01/15/15	(11)	USD	(563,587)	55,296
Lead Futures	01/16/15	(1)	USD	(49,910)	3,691
Lead Futures	01/22/15	(3)	USD	(153,144)	14,305
Lead Futures	02/05/15	(5)	USD	(248,244)	16,534
Lead Futures	03/11/15	(5)	USD	(251,461)	19,274
Lead Futures	03/16/15	(4)	USD	(195,729)	9,943
Lead Futures	03/16/15	(18)	USD	(865,116)	29,016
Lead Futures	03/17/15	(3)	USD	(142,463)	3,118
Lead Futures	03/23/15	(3)	USD	(140,809)	1,460
Nickel Futures	01/09/15	(4)	USD	(402,423)	40,563
Nickel Futures	01/15/15	(8)	USD	(786,354)	62,382
Nickel Futures	01/16/15	(2)	USD	(187,496)	6,492
Nickel Futures	01/22/15	(2)	USD	(183,116)	2,050
Nickel Futures	02/05/15	(3)	USD	(271,551)	(282)
Nickel Futures	03/11/15	(4)	USD	(392,598)	29,415
Nickel Futures	03/16/15	(3)	USD	(293,996)	21,527
Nickel Futures	03/16/15	(13)	USD	(1,242,837)	61,995
Nickel Futures	03/17/15	(2)	USD	(190,273)	8,617
Nickel Futures	03/23/15	(2)	USD	(187,781)	6,058
Primary Aluminum Futures	03/16/15	(88)	USD	(4,223,998)	156,748
Zinc Futures	01/09/15	(5)	USD	(292,864)	21,958
Zinc Futures	01/15/15	(17)	USD	(991,833)	70,590
Zinc Futures	01/16/15	(5)	USD	(280,833)	9,872
Zinc Futures	01/22/15	(4)	USD	(223,121)	6,340
Zinc Futures	02/05/15	(6)	USD	(335,294)	10,256
Zinc Futures	03/11/15	(7)	USD	(381,228)	477
Zinc Futures	03/16/15	(6)	USD	(324,185)	(2,334)
Zinc Futures	03/16/15	(27)	USD	(1,451,490)	(17,647)
Zinc Futures	03/17/15	(5)	USD	(266,287)	(5,838)
Zinc Futures	03/23/15	(4)	USD	(218,193)	576

Net Unrealized Appreciation					$89,397,800

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Swap Agreements

Total Return Swap Agreements

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
01/15/15	Barclays Bank plc	Brent Crude Oil Futures	USD	173,031,480	$(31,541,040)	$—	$(31,541,040)
01/15/15	Citibank N.A.	Brent Crude Oil Futures	USD	27,034,668	(4,905,288)	—	(4,905,288)
01/20/15	Barclays Bank plc	Light Sweet Crude Oil (WTI) Futures	USD	169,885,500	(22,061,250)	—	(22,061,250)
01/20/15	Citibank N.A.	Light Sweet Crude Oil (WTI) Futures	USD	30,738,464	(3,996,924)	—	(3,996,924)
01/28/15	Barclays Bank plc	Henry Hub Natural Gas Futures	USD	30,950,400	(6,913,920)	—	(6,913,920)
01/28/15	Citibank N.A.	Henry Hub Natural Gas Futures	USD	5,289,810	(1,129,650)	—	(1,129,650)
01/29/15	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	32,349,547	450,813	—	450,813
01/29/15	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	170,557,832	268,712	—	268,712
01/30/15	Barclays Bank plc	NY Harbor ULSD Futures	USD	44,283,456	(4,006,598)	—	(4,006,598)
01/30/15	Barclays Bank plc	RBOB Gasoline Futures	USD	36,915,984	(4,147,039)	—	(4,147,039)
01/30/15	Citibank N.A.	NY Harbor ULSD Futures	USD	9,566,702	(864,436)	—	(864,436)
01/30/15	Citibank N.A.	RBOB Gasoline Futures	USD	8,763,023	(972,670)	—	(972,670)
02/12/15	Barclays Bank plc	Low Sulfur Gas Oil Futures	USD	61,686,000	(4,140,000)	—	(4,140,000)
02/12/15	Merrill Lynch	Low Sulfur Gas Oil Futures	USD	6,863,400	(399,900)	—	(399,900)
02/18/15	Bank of America N.A.	Ibovespa Futures	BRL	72,324,135	1,211,524	—	1,211,524
02/27/15	Merrill Lynch	Live Cattle Futures	USD	22,514,040	(794,600)	—	(794,600)
03/06/15	Bank of America N.A.	Euro-Bund Futures	EUR	189,710,996	3,940,001	—	3,940,001
03/11/15	Bank of America N.A.	Japanese 10 Year Government Bond Futures	JPY	32,622,700,200	1,558,522	—	1,558,522
03/13/15	Citibank N.A.	Corn No. 2 Futures	USD	991,644	20,706	—	20,706
03/13/15	Citibank N.A.	Soybean No. 2 Yellow Futures	USD	674,586	(9,311)	—	(9,311)
03/20/15	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	892,134,664	6,601,586	—	6,601,586
03/20/15	Bank of America N.A.	Swiss Market Index Futures	CHF	51,538,576	1,018,633	—	1,018,633
03/27/15	Bank of America N.A.	United Kingdom Long Gilt Futures	GBP	48,067,046	2,024,379	—	2,024,379

Totals					$(68,787,750)	$—	$(68,787,750)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,051,769,844	$—	$1,051,769,844
Total Foreign Government*	—	886,388,415	—	886,388,415
Short-Term Investments
Mutual Funds	2,024,529,829	—	—	2,024,529,829
U.S. Treasury	—	780,735,726	—	780,735,726
Total Short-Term Investments	2,024,529,829	780,735,726	—	2,805,265,555
Total Investments	$2,024,529,829	$2,718,893,985	$—	$4,743,423,814

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,776,455	$—	$11,776,455
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(282,543)	—	(282,543)
Total Forward Contracts	$—	$11,493,912	$—	$11,493,912
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$107,482,282	$—	$—	$107,482,282
Futures Contracts (Unrealized Depreciation)	(18,084,482)	—	—	(18,084,482)
Total Futures Contracts	$89,397,800	$—	$—	$89,397,800
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$17,094,876	$—	$17,094,876
OTC Swap Contracts at Value (Liabilities)	—	(85,882,626)	—	(85,882,626)
Total OTC Swap Contracts	$—	$(68,787,750)	$—	$(68,787,750)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$4,743,423,814
Cash	5,306,949
Cash denominated in foreign currencies (b)	2,264,214
Cash collateral (c)	212,992,168
OTC swap contracts at market value	17,094,876
Unrealized appreciation on forward foreign currency exchange contracts	11,776,455
Receivable for:
Fund shares sold	120,138
Interest	4,354,026
Variation margin on futures contracts	220,841
Prepaid expenses	13,318

Total Assets	4,997,566,799
Liabilities
OTC swap contracts at market value	85,882,626
Cash collateral for forward foreign currency exchange contracts	80,148,574
Unrealized depreciation on forward foreign currency exchange contracts	282,543
Payables for:
OTC swap contracts	59,467,502
Fund shares redeemed	1,115,984
Variation margin on futures contracts	4,601,492
Accrued expenses:
Management fees	2,431,620
Distribution and service fees	1,022,983
Deferred trustees’ fees	50,253
Other expenses	446,340

Total Liabilities	235,449,917

Net Assets	$4,762,116,882

Net assets consist of:
Paid in surplus	$4,235,229,218
Undistributed net investment income	232,928,057
Accumulated net realized gain	331,068,310
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(37,108,703)

Net Assets	$4,762,116,882

Net Assets
Class B	$4,762,116,882
Capital Shares Outstanding*
Class B	437,694,600
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,812,750,268.
(b)	Identified cost of cash denominated in foreign currencies was $2,278,961.
(c)	Includes collateral of $142,651,654 for futures contracts, $10,280,514 for OTC swap contracts and $60,060,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$1,031
Interest (a)	35,245,166

Total investment income	35,246,197
Expenses
Management fees	30,879,482
Administration fees	166,205
Custodian and accounting fees	715,850
Distribution and service fees—Class B	12,658,117
Audit and tax services	101,554
Legal	32,784
Trustees’ fees and expenses	43,761
Shareholder reporting	246,092
Insurance	35,617
Miscellaneous	38,511

Total expenses	44,917,973
Less management fee waiver	(875,299)

Net expenses	44,042,674

Net Investment Loss	(8,796,477)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,289,066
Futures contracts	408,234,563
Swap contracts	(290,400,845)
Foreign currency transactions	97,019,712
Capital gain distributions	4,249

Net realized gain	219,146,745

Net change in unrealized appreciation (depreciation) on:
Investments	(45,267,743)
Futures contracts	71,581,359
Swap contracts	(45,455,110)
Foreign currency transactions	18,625,796

Net change in unrealized depreciation	(515,698)

Net realized and unrealized gain	218,631,047

Net Increase in Net Assets From Operations	$209,834,570

(a)	Net of foreign withholding taxes of $5,860.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(8,796,477)	$(38,522,989)
Net realized gain (loss)	219,146,745	(31,061,659)
Net change in unrealized depreciation	(515,698)	(154,712,621)

Increase (decrease) in net assets from operations	209,834,570	(224,297,269)

From Distributions to Shareholders
Net investment income
Class B	0	(120,508,313)
Net realized capital gains
Class B	(23,202,826)	(224,559,543)

Total distributions	(23,202,826)	(345,067,856)

Increase (decrease) in net assets from capital share transactions	(560,566,503)	11,154,644

Total decrease in net assets	(373,934,759)	(558,210,481)

Net Assets
Beginning of period	5,136,051,641	5,694,262,122

End of period	$4,762,116,882	$5,136,051,641

Undistributed net investment income
End of period	$232,928,057	$6,040,407

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	5,933,583	$66,767,523	56,965,865	$655,496,837
Reinvestments	2,097,905	23,202,826	31,284,484	345,067,856
Redemptions	(59,286,512)	(650,536,852)	(93,775,605)	(989,410,049)

Net increase (decrease)	(51,255,024)	$(560,566,503)	(5,525,256)	$11,154,644

Increase (decrease) derived from capital shares transactions		$(560,566,503)		$11,154,644

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012		May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
Net Asset Value, Beginning of Period	$10.50	$11.52	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.02)	(0.07)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	0.45	(0.30)	1.11		0.36		(0.15)

Total from investment operations	0.43	(0.37)	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	0.00	(0.23)	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(0.05)	(0.42)	(0.06)		(0.03)		0.00

Total distributions	(0.05)	(0.65)	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$10.88	$10.50	$11.52		$10.53		$10.36

Total Return (%) (e)	4.00	(3.39)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.90	0.98		1.18	(i)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	0.88	0.89		0.95	(i)
Net ratio of expenses to average net assets (%) (j)	0.87	0.89	0.98		1.15	(i)
Net ratio of expenses to average net assets excluding interest expense (%) (j)	0.87	0.87	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.17)	(0.66)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	30	173	79		8	(f)
Net assets, end of period (in millions)	$4,762.1	$5,136.1	$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period May 2, 2011 to December 31, 2011.
(h)	Total return for the period April 19, 2011 to May 2, 2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$476,212,432	9.5%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014

MIST-14

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

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Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example,

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Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$14,124,488
	Unrealized appreciation on futures contracts * (a)	42,211,152
Equity	OTC swap contracts at market value	2,949,682
	Unrealized appreciation on futures contracts * (a)	59,122,477	Unrealized depreciation on futures contracts * (a)	$3,778,482
Commodity	OTC swap contracts at market value	20,706	OTC swap contracts at market value	85,882,626
	Unrealized appreciation on futures contracts * (a)	6,148,653	Unrealized depreciation on futures contracts * (a)	14,306,000
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	11,776,455	Unrealized depreciation on forward foreign currency exchange contracts	282,543

Total		$136,353,613		$104,249,651

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$17,074,170	$—	$(17,074,170)	$—
Citibank N.A.	5,908,651	(5,908,651)	—	—
Credit Suisse International	5,888,510	(141,260)	(4,710,000)	1,037,250

	$28,871,331	$(6,049,911)	$(21,784,170)	$1,037,250

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$72,809,847	$—	$(72,809,847)	$—
Citibank N.A.	12,019,562	(5,908,651)	(6,110,911)	—
Credit Suisse International	141,260	(141,260)	—	—
Merrill Lynch	1,194,500	—	(1,194,500)	—

	$86,165,169	$(6,049,911)	$(80,115,258)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$96,361,619	$96,361,619
Futures contracts	258,841,245	168,374,605	(18,981,287)	—	408,234,563
Swap contracts	91,654,030	9,347,778	(391,402,653)	—	(290,400,845)

	$350,495,275	$177,722,383	$(410,383,940)	$96,361,619	$214,195,337

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$18,560,904	$18,560,904
Futures contracts	104,360,683	(32,776,730)	(2,594)	—	71,581,359
Swap contracts	44,420,087	(3,313,230)	(86,561,967)	—	(45,455,110)

	$148,780,770	$(36,089,960)	$(86,564,561)	$18,560,904	$44,687,153

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,406,739,715
Futures contracts long	3,299,442,747
Futures contracts short	(40,258)
Swap contracts	110,730,706

‡	Averages are based on activity levels during 2014.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The

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Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

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Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$636,252,319	$152,041,020	$1,030,674,696	$366,918,458

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$30,879,482	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$—	$264,208,421	$23,202,826	$80,859,435	$23,202,826	$345,067,856

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$498,668,857	$193,030,691	$(164,761,630)	$—	$526,937,918

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-23

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Balanced Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the three years in the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-25

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-26

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-27

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-28

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

AQR Global Risk Balanced Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its Blended Index for the one-year period ended June 30, 2014 but underperformed its Blended Index for the three-year and since-inception periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended October 31, 2014. The Board also took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-29

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 5.92%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

After a relatively benign market environment at the onset of 2014, volatility resurfaced in the second half of the year. The shift was primarily driven by an oil-led commodity sell-off, which, in October, helped push the VIX Index to its highest level since the summer of 2012. Global equity markets broadly advanced, supported by ongoing accommodative monetary policy by central banks. However, lofty valuations in many equity markets, coupled with renewed macroeconomic and geopolitical concerns, weighed on equity returns in the second half of the year.

Equity market performance varied across regions and asset classes. The U.S. led the pack, as domestic equities outperformed international and emerging-market equities. Strong job numbers and signs of improving domestic economic momentum buoyed U.S. large cap equities, while U.S. small caps benefitted from positive investor sentiment and low financing rates as the Federal Reserve (the “Fed”) remained committed to keeping interest rates low in 2014.

Outside the U.S., developed market equity performance was more of a mixed bag with Japanese equities delivering positive returns (in local currency) and Eurozone equities broadly retreating. The Japanese market was largely driven by policy-led structural and monetary reform. Given the worse-than expected deceleration in economic activity earlier in the year, policymakers in the second half of the year remained committed to reinvigorating growth and combating deflationary forces, exemplified by additional monetary easing from the Bank of Japan (the “BOJ”) and postponement of the second consumption tax. However, these efforts sent the yen to multi-year lows against a resurgent U.S. dollar, resulting in negative returns for unhedged Japanese investments.

The Eurozone similarly suffered from weak growth and deflationary forces due, in part, to high unemployment, zero wage growth, and falling oil prices. Renewed uncertainty surrounding the political situation in Greece and a lack of resolution in the Ukraine/Russia crisis also weighed on the region. Sovereign bond yields in ‘core’ countries plummeted as investors flocked to higher quality assets amidst heightened volatility, while the euro significantly depreciated against the U.S. dollar due to ongoing accommodative monetary policy by the European Central Bank (the “ECB”).

The ‘divergence’ theme also played out across emerging market equities, driven largely by central bank action and sensitivity to energy prices. China was a top performer as weakening economic data fueled speculation for further stimulus measures, while Venezuela, Russia, Brazil, and other oil exporters underperformed.

Fixed income markets were driven by central bank policy and expectations around the path of interest rates. Within the U.S., the Fed ended its bond-buying program on the back of stronger growth and employment numbers, yet rates continued to rally over the period, defying market expectations. Additionally, heightened volatility, lackluster growth outside of the U.S., and anemic sovereign bond yields lured foreign investors to the safety and relative attractiveness of U.S. bonds. Elsewhere within fixed income, high valuations and low yields, driven by the hunt for income and the energy sell-off, led extended credit sectors like high yield and bank loans to underperform core bonds for the first time since 2011.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve. The volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve when volatility subsides.

On a broad asset allocation level, the Portfolio remained overweight in equities relative to fixed income, consistent with our ongoing view that improving economic growth and easy global monetary policy could create a favorable backdrop for equities, particularly in the developed markets. During the period (in the second and fourth quarters), we modestly increased the Portfolio’s aggregate equity exposure, which benefitted performance as equity markets broadly advanced. Within fixed income, the Portfolio was tactically underweight duration, which detracted from performance due to the rally in interest rates over the period.

We maintained a bullish domestic growth outlook throughout the year, expressed through overweight positions in the U.S. dollar, U.S. equities, and U.S. sectors well-positioned to profit from a recovery in domestic economic momentum. This view contributed to performance as both U.S. equities and the U.S. dollar advanced, supported by contained interest rates and solid macroeconomic data. On a sector basis, the Portfolio benefitted from bets in Health Care, Technology, and Financials, all of which outperformed the S&P 500 Index. However, exposure to Energy weighed on performance later in the year, driven by a plunge in oil prices and the Organization of Petroleum Exporting Countries’ (OPEC) decision to maintain existing production targets. Additionally, a modest underweight to Real Estate detracted from performance as the asset class posted impressive gains in the low interest rate environment.

In Europe, we retained the view that policymakers would successfully engineer an easing in financial conditions that would support European risk assets and further depreciate the currency. The Portfolio’s European equity overweight detracted from performance as soft growth and inflation data dampened European equity returns. However, European equity market losses were offset by a short euro position as the currency substantially weakened due to ongoing accommodative monetary policy by the ECB. During the period, we

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

increased the Portfolio’s European equity overweight and euro underweight positions given the combination of supportive policy and stabilizing economic momentum.

With monetary policy differentiation a key focus in our currency positioning, the Portfolio remained overweight the British pound (“GBP”) versus the euro, which supported performance as the Bank of England moved closer to policy normalization. We closed out of this position in the fourth quarter given GBP weakness, coupled with relatively dovish policy statements and disappointing growth data. Similarly, we took profits on a short position to the Swiss franc—a further proxy for the Portfolio’s euro underweight—ahead of a referendum on the ‘gold-initiative’, which, if approved, could have caused the currency to break through the Swiss National Bank’s 1.20 franc per euro cap. Overall, currency positioning had a positive impact on performance.

A constructive view on Japanese reflationary prospects (i.e., equity country overweight and yen underweight) contributed to performance. Further monetary policy easing in response to ongoing softness in growth and inflation resulted in yen depreciation and equity market strength. We took profits on the Portfolio’s yen underweight during the fourth quarter as the currency substantially weakened following the conclusion of quantitative easing in the U.S. and the BOJ’s decision to ramp up its own program in an effort to stimulate the economy. We maintained the Portfolio’s long Japan equity position on attractive valuations, currency tailwinds, and extremely accommodative policy.

As with developed markets, emerging markets exhibited increased divergence, revealing attractive opportunities in select emerging economies and developed economies tied to emerging market growth. During the second and third quarters, the Portfolio held an Australian bond overweight and modest Australian equity underweight with the belief that Australia’s mining dependent economy could face headwinds as China transitions to a lower growth model. These positions buoyed performance as mixed economic data and the central bank’s desire to maintain current rate levels led to a sharp decline in Australian bond yields and relatively muted equity market returns. Toward the end of the year, we initiated an equity overweight position in Taiwan due to attractive valuations and sentiment, as well as the country’s relatively firm macroeconomic backdrop. This position aided performance as Taiwan’s market ended the fourth quarter in positive territory, supported by solid growth and supportive earnings trends.

During the period, the Portfolio held derivatives, which, on an aggregate basis, positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total Portfolio net asset value in order to balance the sources of risk and provide diversification benefits. This position lifted performance as interest rates declined; over the period, the 10-year U.S. Treasury rate slid from 3.00% to 2.17%. Additionally, in the second quarter, the Portfolio initiated a commodity overweight position (via swaps on the S&P GSCI and S&P GSCI Energy indices) with the view that geopolitical tensions in Iraq could place upward pressure on oil prices. However, this position negatively impacted performance given the downward spiral of oil prices in the second half of the year as plentiful supply dwarfed relatively muted global demand. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. During the period, the Portfolio used futures to access local currency returns in U.K., German, French, Italian, Spanish, Swiss, Swedish, Japanese and Taiwanese markets, as well as to hedge out currency exposure to the yen, euro, Swiss franc, Australian dollar, and British pound. Additionally, the Portfolio used 5- and 10-year notes, long U.S. bond futures, and a long Australia 10-year bond future, to help adjust Portfolio duration according to our views.

As of December 31, 2014, the Portfolio was overweight equities, underweight fixed income, underweight real estate, and neutral to commodities. Within equities, the Portfolio was overweight developed countries (i.e., U.S., Europe, and Japan) and pro-cyclical U.S. sectors (i.e., Technology, Financials, and Health Care). Additionally, the Portfolio was underweight emerging market equities, yet held a modest equity overweight to Taiwan. Within fixed income, the Portfolio favored core U.S. bonds and maintained a tactical U.S. duration underweight. In terms of currency positioning, the Portfolio remained overweight to the U.S. dollar and underweight to the euro.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	5.92	5.84
Dow Jones Moderate Index	5.35	6.70

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Financial Select Sector SPDR Fund	12.8
iShares Core Total U.S. Bond Market ETF	10.7
iShares Barclays 1-3 Year Credit Bond Fund	6.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.9
Technology Select Sector SPDR Fund	5.8
Vanguard Total Bond Market ETF	5.5
Health Care Select Sector SPDR Fund	5.1
Energy Select Sector SPDR Fund	4.9
iShares MSCI EAFE Index Fund	4.2
Powershares QQQ Trust - Series 1	3.7

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)(b)	Actual	0.90%	$1,000.00	$1,001.80	$4.54
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Investment Company Securities—73.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value
Consumer Discretionary Select Sector SPDR Fund (a)	3,290,430	$237,404,524
Energy Select Sector SPDR Fund (a)	4,889,874	387,082,426
Financial Select Sector SPDR Fund	40,743,929	1,007,597,364
Health Care Select Sector SPDR Fund (a)	5,821,952	398,105,078
Industrial Select Sector SPDR Fund (a)	1,729,908	97,860,896
iShares Barclays 1-3 Year Credit Bond Fund (a) (b)	4,618,949	485,821,056
iShares Barclays Intermediate Credit Bond Fund (a) (b)	1,173,627	128,312,640
iShares Core Total U.S. Bond Market ETF (b)	7,646,966	842,083,896
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	460,707,662
iShares MSCI EAFE Index Fund (a) (b)	5,418,553	329,664,764
iShares MSCI EMU ETF (a) (b)	1,694,629	61,565,872
Powershares QQQ Trust - Series 1 (a)	2,813,708	290,515,351
Technology Select Sector SPDR Fund (a)	11,005,261	455,067,542
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	116,132,790
Vanguard Total Bond Market ETF	5,264,314	433,621,544

Total Investment Company Securities (Cost $5,207,126,115)		5,731,543,405

Short-Term Investments—36.7%

Mutual Funds—12.9%
SSgA USD Liquidity Fund, S2 Shares 0.044% (c)	19,891,864	19,891,864
State Street Navigator Securities Lending MET Portfolio (d)	992,611,618	992,611,618

		1,012,503,482

Repurchase Agreement—23.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $1,866,366,099 on 01/02/15, collateralized by $1,896,625,000 U.S. Government Agency obligations with rates ranging from of 0.125% - 5.000%, maturity dates ranging from 08/24/15 - 03/31/18, with a value of $1,903,703,135.	1,866,366,099	1,866,366,099

Total Short-Term Investments (Cost $2,878,869,581)		2,878,869,581

Total Investments—109.7% (Cost $8,085,995,696) (e)		8,610,412,986
Other assets and liabilities (net)—(9.7)%		(763,531,120)

Net Assets—100.0%		$7,846,881,866

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $1,043,343,560 and the collateral received consisted of cash in the amount of $992,611,618 and non-cash collateral with a value of $80,271,594. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2014.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $8,090,759,417. The aggregate unrealized appreciation and depreciation of investments were $767,912,900 and $(248,259,331), respectively, resulting in net unrealized appreciation of $519,653,569 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian Currency Futures	03/16/15	1,415	USD	116,543,857	$(1,617,557)
British Pound Currency Futures	03/16/15	3,460	USD	339,353,470	(2,652,220)
CAC 40 Index Futures	01/16/15	978	EUR	39,297,654	3,063,129
DAX Index Futures	03/20/15	290	EUR	68,024,745	4,042,330
Euro Stoxx 50 Index Futures	03/20/15	19,034	EUR	564,318,697	38,741,600
FTSE 100 Index Futures	03/20/15	397	GBP	24,334,647	2,430,916
FTSE MIB Index Futures	03/20/15	427	EUR	39,049,974	2,011,516
IBEX 35 Index Futures	01/16/15	414	EUR	40,674,655	2,101,552
Japanese Yen Currency Futures	03/16/15	3,250	USD	344,424,763	(5,246,638)
Nikkei 225 Index Futures	03/12/15	4,420	JPY	79,347,275,659	(18,519,583)
OMX 30 Index Futures	01/16/15	3,000	SEK	419,157,690	2,676,823
Swiss Franc Currency Futures	03/16/15	1,149	USD	148,632,457	(3,944,632)

Futures Contracts—Short
Euro Currency Futures	03/16/15	(337)	USD	(52,443,232)	1,442,495
U.S. Treasury Long Bond Futures	03/20/15	(126)	USD	(17,724,785)	(490,090)
U.S. Treasury Note 5 Year Futures	03/31/15	(4,715)	USD	(561,175,316)	421,837

Net Unrealized Appreciation					$24,461,478

Swap Agreements

Total Return Swap Agreements

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.000%	01/21/15	Deutsche Bank AG	TAIEX Index	TWD	5,065,797,351	$4,750,479	$—	$4,750,479
0.1200%	03/05/15	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	228,328,071	(28,354,661)	—	(28,354,661)
0.1643%	06/23/15	JPMorgan Chase Bank N.A.	S&P GSCI Energy Index	USD	86,911,781	(6,017,927)	—	(6,017,927)

Totals						$(29,622,109)	$—	$(29,622,109)

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.720%	06/24/24	USD	112,000,000	$4,547,021
Pay	3-Month USD-LIBOR	2.685%	06/25/24	USD	424,000,000	15,912,974
Pay	3-Month USD-LIBOR	2.700%	06/26/24	USD	785,000,000	30,483,685
Pay	3-Month USD-LIBOR	2.635%	06/27/24	USD	400,000,000	13,264,640
Pay	3-Month USD-LIBOR	2.640%	06/30/24	USD	400,000,000	13,498,520
Pay	3-Month USD-LIBOR	2.365%	12/30/24	USD	42,000,000	299,561
Pay	3-Month USD-LIBOR	2.471%	11/04/24	USD	80,000,000	1,383,912

Total						$79,390,313

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(SEK)—	Swedish Krona
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$5,731,543,405	$—	$—	$5,731,543,405
Short-Term Investments
Mutual Funds	1,012,503,482	—	—	1,012,503,482
Repurchase Agreement	—	1,866,366,099	—	1,866,366,099
Total Short-Term Investments	1,012,503,482	1,866,366,099	—	2,878,869,581
Total Investments	$6,744,046,887	$1,866,366,099	$—	$8,610,412,986

Collateral for securities loaned (Liability)	$—	$(992,611,618)	$—	$(992,611,618)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$56,932,198	$—	$—	$56,932,198
Futures Contracts (Unrealized Depreciation)	(32,470,720)	—	—	(32,470,720)
Total Futures Contracts	$24,461,478	$—	$—	$24,461,478
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$79,390,313	$—	$79,390,313
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,750,479	$—	$4,750,479
OTC Swap Contracts at Value (Liabilities)	—	(34,372,588)	—	(34,372,588)
Total OTC Swap Contracts	$—	$(29,622,109)	$—	$(29,622,109)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$4,435,890,997
Affiliated investments at value (c) (d)	2,308,155,890
Repurchase Agreement	1,866,366,099
Cash	16,789,489
Cash denominated in foreign currencies (e)	408,113
Cash collateral (f)	252,273,000
OTC swap contracts at market value	4,750,479
Receivable for:
Open OTC swap contracts cash collateral	900,000
Fund shares sold	15,936
Variation margin on swap contracts	2,303,683
Prepaid expenses	20,554

Total Assets	8,887,874,240
Liabilities
OTC swap contracts at market value	34,372,588
Cash collateral for OTC swap contracts	5,300,000
Collateral for securities loaned	992,611,618
Payables for:
Fund shares redeemed	1,123,536
Variation margin on futures contracts	1,193,066
Interest on OTC swap contracts	20,509
Accrued expenses:
Management fees	4,226,800
Distribution and service fees	1,678,005
Deferred trustees’ fees	50,253
Other expenses	415,999

Total Liabilities	1,040,992,374

Net Assets	$7,846,881,866

Net assets consist of:
Paid in surplus	$6,851,109,352
Undistributed net investment income	120,488,474
Accumulated net realized gain	275,787,021
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	599,497,019

Net Assets	$7,846,881,866

Net Assets
Class B	$7,846,881,866
Capital Shares Outstanding*
Class B	716,524,806
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,958,184,475.
(b)	Includes securities loaned at value of $703,590,694.
(c)	Identified cost of affiliated investments was $2,261,445,122.
(d)	Includes securities loaned at value of $339,752,866.
(e)	Identified cost of cash denominated in foreign currencies was $418,707.
(f)	Includes collateral of $132,963,000 for futures contracts, $92,990,000 for centrally cleared swap contracts and $26,320,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Underlying ETFs	$57,869,024
Dividends from affiliated investments	58,301,169
Interest	94,898
Securities lending income	3,844,043

Total investment income	120,109,134
Expenses
Management fees	51,871,941
Administration fees	229,344
Custodian and accounting fees	568,147
Distribution and service fees—Class B	19,719,977
Audit and tax services	50,374
Legal	38,431
Trustees’ fees and expenses	43,761
Shareholder reporting	268,595
Insurance	49,300
Miscellaneous	45,420

Total expenses	72,885,290
Less management fee waiver	(2,193,996)

Net expenses	70,691,294

Net Investment Income	49,417,840

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	138,685,949
Affiliated investments	163,688,963
Futures contracts	97,259,199
Swap contracts	(132,569,513)
Foreign currency transactions	(1,693,969)
Capital gain distributions from Underlying ETFs	2,088,045

Net realized gain	267,458,674

Net change in unrealized appreciation (depreciation) on:
Investments	143,251,087
Affiliated investments	(140,275,090)
Futures contracts	(53,808,670)
Swap contracts	191,966,733
Foreign currency transactions	851,792

Net change in unrealized appreciation	141,985,852

Net realized and unrealized gain	409,444,526

Net Increase in Net Assets From Operations	$458,862,366

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$49,417,840	$43,279,202
Net realized gain	267,458,674	434,121,452
Net change in unrealized appreciation	141,985,852	256,873,791

Increase in net assets from operations	458,862,366	734,274,445

From Distributions to Shareholders
Net investment income
Class B	(88,385,504)	(100,334,481)
Net realized capital gains
Class B	(416,873,360)	(162,184,503)

Total distributions	(505,258,864)	(262,518,984)

Increase in net assets from capital share transactions	75,515,382	587,431,812

Total increase in net assets	29,118,884	1,059,187,273

Net Assets
Beginning of period	7,817,762,982	6,758,575,709

End of period	$7,846,881,866	$7,817,762,982

Undistributed net investment income
End of period	$120,488,474	$87,982,769

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	8,542,798	$92,870,143	69,546,352	$732,102,877
Reinvestments	48,582,583	505,258,864	25,561,732	262,518,984
Redemptions	(47,882,117)	(522,613,625)	(38,460,912)	(407,190,049)

Net increase	9,243,264	$75,515,382	56,647,172	$587,431,812

Increase derived from capital shares transactions		$75,515,382		$587,431,812

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.05	$10.39	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07	0.06	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.56	0.99	0.73		(0.44)

Total from investment operations	0.63	1.05	0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.13)	(0.15)	0.00		(0.06)
Distributions from net realized capital gains	(0.60)	(0.24)	(0.00	)(c)	(0.07)

Total distributions	(0.73)	(0.39)	0.00		(0.13)

Net Asset Value, End of Period	$10.95	$11.05	$10.39		$9.52

Total Return (%) (d)	5.92	10.31	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.92	0.92	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g)(h)	0.90	0.91	0.93		0.92	(f)
Ratio of net investment income to average net assets (%) (i)	0.63	0.58	1.37		1.45	(f)
Portfolio turnover rate (%)	25	51	62		75	(e)
Net assets, end of period (in millions)	$7,846.9	$7,817.8	$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
BlackRock Global Tactical Strategies Portfolio, Ltd.	5/14/2013	$29,508,759	0.3%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, controlled foreign corporation reversal, swap transactions and short-term dividend reclass from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $1,866,366,099, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MIST-14

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

MIST-15

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$79,390,313
	Unrealized appreciation on futures contracts** (a)	421,837	Unrealized depreciation on futures contracts** (a)	$490,090
Equity	Unrealized appreciation on futures contracts** (a)	55,067,865	Unrealized depreciation on futures contracts** (a)	18,519,583
Commodity	OTC swap contracts at market value	4,750,479	OTC swap contracts at market value (b)	34,372,588
Foreign Exchange	Unrealized appreciation on futures contracts** (a)	1,442,495	Unrealized depreciation on futures contracts** (a)	13,461,046

Total		$141,072,989		$66,843,307

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest payable of $20,509.

MIST-16

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$4,750,479	$—	$(4,750,479)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$34,372,588	$—	$(26,320,000)	$8,052,588

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Futures contracts	$(1,569,984)	$163,556,878	$—	$(64,727,695)	$97,259,199
Swap contracts	12,989,062	564,960	(146,123,535)	—	(132,569,513)

	$11,419,078	$164,121,838	$(146,123,535)	$(64,727,695)	$(35,310,314)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Futures contracts	$7,291,952	$(52,537,871)	$—	$(8,562,751)	$(53,808,670)
Swap contracts	221,588,842	—	(29,622,109)	—	191,966,733

	$228,880,794	$(52,537,871)	$(29,622,109)	$(8,562,751)	$138,158,063

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$598,316,625
Futures contracts short	(393,220,417)
Swap contracts	2,348,563,474

‡	Averages are based on activity levels during 2014.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-17

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,391,874,856	$0	$1,392,287,871

MIST-18

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$51,871,941	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.020%	$3 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period January 1, 2014 to April 27, 2014. Amounts waived, if applicable, for the period ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

MIST-19

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETF’s for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETF’s for the year ended December 31, 2014 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
iShares Barclays 1-3 Year Credit Bond Fund	4,618,949	—	—	4,618,949
iShares Barclays Intermediate Credit Bond Fund	1,173,627	—	—	1,173,627
iShares Core S&P 500 ETF	3,153,483	—	(3,153,483)	—
iShares Core Total U.S. Bond Market ETF	7,646,966	—	—	7,646,966
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,858,200	—	—	3,858,200
iShares MSCI EAFE Index ETF	5,418,553	—	—	5,418,553
iShares MSCI EMU ETF	—	1,694,629	—	1,694,629
iShares Russell 2000 Index Fund	1,670,173	—	(1,670,173)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of December 31, 2014
iShares Barclays 1-3 Year Credit Bond Fund	$—	$—	$4,550,298	$485,821,056
iShares Barclays Intermediate Credit Bond Fund	—	—	3,156,433	128,312,640
iShares Core S&P 500 ETF	94,031,751	—	713,833	—
iShares Core Total U.S. Bond Market ETF	—	—	20,177,392	842,083,896
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	—	15,622,056	460,707,662
iShares MSCI EAFE Index ETF	—	—	12,253,434	329,664,764
iShares MSCI EMU ETF	—	—	1,827,723	61,565,872
iShares Russell 2000 Index Fund	69,657,212	—	—	—

	$163,688,963	$—	$58,301,169	$2,308,155,890

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$281,859,284	$254,272,314	$223,399,580	$8,246,670	$505,258,864	$262,518,984

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$297,629,256	$136,588,256	$561,605,256	$—	$995,822,768

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no accumulated capital losses.

MIST-20

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Tactical Strategies Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodians, brokers and the transfer agent; when the replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Tactical Strategies Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-25

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-26

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Global Tactical Strategies Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2014 and underperformed the median of its Performance Universe for the three-year and since-inception (beginning May 2, 2011) periods ended June 30, 2014. The Board also considered that the Portfolio underperformed its Blended Index for the one-year, three-year, and since-inception periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, and its blended index, for the one-year period ended October 31, 2014 and underperformed its benchmark and its blended index for the three-year and since-inception periods ended October 31, 2014. The Board also took into account management’s discussion of the Portfolio’s performance and the peer group used for comparative purposes.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the BlackRock High Yield Portfolio returned 3.41% and 3.30%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 2.46%.

MARKET ENVIRONMENT / CONDITIONS

Weak energy markets plagued the last quarter of 2014, furthering the high yield asset drawdowns that started after a string of retail outflows in July. The high yield universe tumbled during the fourth quarter, largely due to significant oil price declines, bringing year-to-date returns for the U.S. high yield market to 2.46%. Results marked a material reversal from the nearly 6% returns the asset class generated through the first half of the year. Additionally, with rates descending on the year, duration-sensitive products soared in 2014, with 10-year U.S. Treasuries, investment grade bonds and emerging market bonds all well ahead of initial expectations to begin the year. Equities finished on top again, with the S&P 500 Index returning 13.69%. Higher-quality credits within high yield also outperformed during December and the fourth quarter in what was likely a move toward more defensive sector positioning by investors.

The high yield market witnessed $107.6 billion in 2014 volumes, which trumps the previous record of $82.4 billion in 2013. By and large, new issue deal proceeds remained focused on refinancing (54%) in 2014, a theme that has prevailed throughout the post-crisis period as companies have looked to enhance their liquidity profiles. The demand for high yield paper remained challenged, with $6.9 billion exiting retail funds in December and $1.3 billion over the fourth quarter, expanding the 2014 outflow sum to -$20.6 billion.

December default activity increased, with two companies defaulting for $18.6 billion in bonds and loans outstanding, including the fourth largest default on record. In the fourth quarter, seven companies defaulted for $21.4 billion, and for the year 28 companies defaulted for $70.2 billion. However, if TXU and Caesars were excluded, the total for 2014 would be only $16.0 billion, the lowest annual default volume since 2007 when it was just $4.5 billion. The trailing 12-month high yield par-weighted default rate increased to 2.96%, and excluding TXU is only 1.63%. Importantly, default rates remain well below the 25-year average of 4.0% as a durable corporate fundamental backdrop has kept default activity subdued over the last few years.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio exposure to names in the Gaming, Independent Energy, and Automotive sectors boosted returns, while positioning in the Retailers and Electric sectors detracted. Bank loans underperformed high yield bonds for the year to date, but the Portfolio’s tactical 11% loan allocation was positive overall, especially within the Gaming sector. Tactical equity-like exposures, also chiefly within Gaming, helped performance as well.

The Portfolio utilized derivatives during the period as part of its investment strategy. Derivatives are used by the Portfolio management team as a means to hedge and/or take outright views on credit risk and/or foreign exchange positions in the Portfolio. During the period, the Portfolio used equity index futures as a means to tactically hedge the Portfolio against volatility in global markets. The use of hedges detracted from performance during the period, however, we continue to believe the benefits of managing market risk/volatility outweigh the negative impact.

Over the period, the Portfolio’s core issuer/credit biases remained consistent based on either our cash-flow views, determination of a specific catalyst or idiosyncratic characteristic. As a major theme in 2014, we favored select equity/equity-like assets that we believe have greater upside potential relative to low-rated high yield bonds from the same issuers. As a balance to these trades we were active in liquid hedge instruments, which are an effective way to protect against general market volatility. We expected rates to be higher by year-end 2014, so we maintained a shorter-duration bias at the portfolio level. This view was executed by underweighting higher-rated (duration-sensitive) high yield bonds, as well as owning bank loans and non-bond investments (equities). During the period, the Portfolio increased its exposure to names in the Gaming and Banking sectors, while reducing risk in the Electric and Oil Field Services sectors.

As of December 31, 2014, the Portfolio’s top overweights relative to the benchmark index included Ally Financial (Banking) and Caesars Entertainment Corp. (Gaming).

James Keenan

David Delbos

Mitch Garfin

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	3.41	9.55	7.37	—
Class B	3.30	9.29	—	8.57
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	2.46	8.98	7.73	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	75.9
Floating Rate Loans	10.5
Common Stocks	8.9
Asset-Backed Securities	1.8
Convertible Preferred Stocks	1.2
Convertible Bonds	1.0
Preferred Stocks	0.9

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.69%	$1,000.00	$978.50	$3.44
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B	Actual	0.94%	$1,000.00	$978.30	$4.69
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—75.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.1%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.
5.625%, 02/15/24 (144A) (a)	243,000	$244,215
MDC Partners, Inc.
6.750%, 04/01/20 (144A)	525,000	540,750

		784,965

Aerospace/Defense—1.2%
LMI Aerospace, Inc.
7.375%, 07/15/19 (144A)	372,000	362,700
Meccanica Holdings USA, Inc.
6.250%, 07/15/19 (144A) (a)	278,000	303,020
National Air Cargo Group, Inc.
12.375%, 09/02/15 (b) (c)	1,715,086	1,715,086
TransDigm, Inc.
5.500%, 10/15/20	760,000	742,900
6.000%, 07/15/22	3,675,000	3,665,813
6.500%, 07/15/24	2,415,000	2,427,075

		9,216,594

Airlines—0.9%
American Airlines Pass-Through Trust
6.000%, 01/15/17 (144A)	3,295,000	3,393,850
Continental Airlines Pass-Through Certificates
6.125%, 04/29/18	900,000	956,250
Virgin Australia Trust
7.125%, 10/23/18 (144A)	1,861,767	1,912,966
8.500%, 10/23/16 (144A)	803,133	819,196

		7,082,262

Apparel—0.1%
Levi Strauss & Co.
6.875%, 05/01/22	388,000	417,100
William Carter Co. (The)
5.250%, 08/15/21	485,000	499,550

		916,650

Auto Manufacturers—0.7%
CNH Industrial Finance Europe S.A.
2.750%, 03/18/19 (EUR)	785,000	962,681
General Motors Co.
4.875%, 10/02/23	130,000	139,100
5.200%, 04/01/45 (d)	915,000	965,325
6.250%, 10/02/43 (d)	1,460,000	1,744,116
Jaguar Land Rover Automotive plc
5.000%, 02/15/22 (GBP)	770,000	1,267,959

		5,079,181

Auto Parts & Equipment—1.0%
Affinia Group, Inc.
7.750%, 05/01/21	295,000	303,850
Delphi Corp.
5.000%, 02/15/23 (d)	390,000	416,317
6.125%, 05/15/21 (a)	225,000	245,250

Auto Parts & Equipment—(Continued)
IDQ Holdings, Inc.
11.500%, 04/01/17 (144A)	500,000	530,000
Lear Corp.
Escrow (g)	1,395,000	12,206
Escrow (g)	1,530,000	13,387
Pittsburgh Glass Works LLC
8.000%, 11/15/18 (144A)	302,000	318,610
Schaeffler Holding Finance B.V.
5.750%, 11/15/21 (EUR) (e)	290,000	373,724
6.250%, 11/15/19 (144A) (e)	1,019,000	1,049,570
6.750%, 11/15/22 (144A) (a) (e)	2,610,000	2,727,450
6.875%, 08/15/18 (EUR) (e)	930,000	1,170,361
Titan International, Inc.
6.875%, 10/01/20 (a)	890,000	783,200

		7,943,925

Banks—1.9%
Bank of America Corp.
5.125%, 12/29/49 (f)	2,115,000	2,039,653
6.250%, 09/29/49 (f)	3,050,000	3,014,733
6.500%, 10/29/49 (a) (f)	1,170,000	1,190,943
CIT Group, Inc.
5.000%, 08/01/23	2,300,000	2,363,250
5.500%, 02/15/19 (144A)	746,000	787,030
6.000%, 04/01/36	1,550,000	1,520,937
6.625%, 04/01/18 (144A)	145,000	157,325
HSH Nordbank AG
0.879%, 02/14/17 (EUR) (f)	295,000	293,604
0.919%, 02/14/17 (EUR) (f)	285,000	283,651
Novo Banco S.A.
2.625%, 05/08/17 (EUR)	400,000	450,316
4.000%, 01/21/19 (EUR)	200,000	234,135
4.750%, 01/15/18 (EUR)	1,000,000	1,185,923
Wells Fargo & Co.
5.900%, 12/29/49 (d) (f)	1,100,000	1,108,250

		14,629,750

Beverages—0.1%
Constellation Brands, Inc.
3.875%, 11/15/19 (a)	442,000	445,315
4.250%, 05/01/23	193,000	191,552

		636,867

Building Materials—1.0%
BMBG Bond Finance SCA
5.082%, 10/15/20 (EUR) (f)	100,000	121,123
Builders FirstSource, Inc.
7.625%, 06/01/21 (144A) (a)	546,000	559,650
Building Materials Corp. of America
5.375%, 11/15/24 (144A)	1,725,000	1,720,687
Cemex S.A.B. de C.V.
5.700%, 01/11/25 (144A) (a)	835,000	809,950
5.875%, 03/25/19 (144A) (a)	505,000	512,575
CPG Merger Sub LLC
8.000%, 10/01/21 (144A) (a)	1,675,000	1,712,688

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Kerneos Corporate SAS
4.832%, 03/01/21 (EUR) (f)	100,000	$120,768
5.750%, 03/01/21 (EUR)	131,000	161,489
Ply Gem Industries, Inc.
6.500%, 02/01/22 (a)	820,000	770,800
Spie BondCo 3 SCA
11.000%, 08/15/19 (EUR)	107,000	144,203
Unifrax I LLC / Unifrax Holding Co.
7.500%, 02/15/19 (144A)	535,000	526,975
USG Corp.
9.750%, 01/15/18	674,000	768,360

		7,929,268

Chemicals—1.1%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B
5.750%, 02/01/21 (EUR)	260,000	330,369
7.375%, 05/01/21 (144A)	960,000	1,017,600
Axiall Corp.
4.875%, 05/15/23 (a)	310,000	292,563
Celanese U.S. Holdings LLC
4.625%, 11/15/22	330,000	326,700
Chemtura Corp.
5.750%, 07/15/21 (a)	522,000	508,950
Huntsman International LLC
4.875%, 11/15/20	511,000	507,167
5.125%, 04/15/21 (EUR)	892,000	1,118,006
8.625%, 03/15/21	305,000	327,113
INEOS Group Holdings S.A.
5.750%, 02/15/19 (EUR)	170,000	197,480
6.125%, 08/15/18 (144A) (a)	538,000	515,135
Momentive Performance Materials, Inc.
3.880%, 10/24/21	1,398,000	1,184,805
Escrow (b) (g) (h)	1,398,000	0
Nexeo Solutions LLC / Nexeo Solutions Finance Corp.
8.375%, 03/01/18	315,000	305,550
NOVA Chemicals Corp.
5.000%, 05/01/25 (144A)	413,000	409,903
Perstorp Holding AB
8.750%, 05/15/17 (144A) (a)	585,000	574,762
Rayonier AM Products, Inc.
5.500%, 06/01/24 (144A)	154,000	126,473
Rockwood Specialties Group, Inc.
4.625%, 10/15/20	599,000	618,467

		8,361,043

Coal—1.0%
Arch Coal, Inc.
7.000%, 06/15/19 (a)	815,000	240,425
7.250%, 10/01/20 (a)	343,000	111,475
7.250%, 06/15/21	253,000	73,686
CONSOL Energy, Inc.
5.875%, 04/15/22 (144A)	4,554,000	4,235,220

Coal—(Continued)
Peabody Energy Corp.
6.000%, 11/15/18 (a)	1,400,000	1,270,500
6.250%, 11/15/21 (d)	632,000	540,360
6.500%, 09/15/20 (a)	884,000	766,870
7.875%, 11/01/26	967,000	821,950

		8,060,486

Commercial Services—3.0%
AA Bond Co., Ltd.
9.500%, 07/31/43 (GBP)	616,000	1,055,628
Anna Merger Sub, Inc.
7.750%, 10/01/22 (144A)	790,000	799,875
Ashtead Capital, Inc.
5.625%, 10/01/24 (144A)	895,000	917,375
6.500%, 07/15/22 (144A)	1,998,000	2,122,875
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.500%, 04/01/23 (a)	405,000	413,100
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/01/21 (144A)	679,000	611,100
Ceridian HCM Holding, Inc.
11.000%, 03/15/21 (144A) (a)	3,107,000	3,398,778
EC Finance plc
5.125%, 07/15/21 (EUR)	445,000	555,973
Hertz Corp. (The)
5.875%, 10/15/20 (a)	210,000	211,575
6.750%, 04/15/19	575,000	592,250
Igloo Holdings Corp.
8.250%, 12/15/17 (144A) (e)	509,000	514,090
Interactive Data Corp.
5.875%, 04/15/19 (144A) (a)	1,555,000	1,543,338
IVS F. S.p.A
7.125%, 04/01/20 (EUR)	719,000	887,601
Jaguar Holding Co. II / Jaguar Merger Subordinated, Inc.
9.500%, 12/01/19 (144A)	855,000	916,988
Laureate Education, Inc.
9.750%, 09/01/19 (144A) (a)	1,921,000	1,978,630
Live Nation Entertainment, Inc.
7.000%, 09/01/20 (144A)	383,000	404,065
Safway Group Holding LLC / Safway Finance Corp.
7.000%, 05/15/18 (144A) (a)	666,000	632,700
TMF Group Holding B.V.
9.875%, 12/01/19 (EUR)	420,000	522,197
Truven Health Analytics, Inc.
10.625%, 06/01/20	405,000	394,875
United Rentals North America, Inc.
5.750%, 11/15/24	927,000	954,810
6.125%, 06/15/23	997,000	1,046,850
7.375%, 05/15/20	660,000	712,800
7.625%, 04/15/22	492,000	540,954
8.250%, 02/01/21	430,000	468,700

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Verisure Holding AB
8.750%, 09/01/18 (EUR)	117,000	$150,948
8.750%, 12/01/18 (EUR)	288,000	370,805

		22,718,880

Computers—0.1%
SunGard Data Systems, Inc.
6.625%, 11/01/19	955,000	964,550

Distribution/Wholesale—1.6%
American Builders & Contractors Supply Co., Inc.
5.625%, 04/15/21 (144A)	490,000	492,450
H&E Equipment Services, Inc.
7.000%, 09/01/22 (a)	1,022,000	1,051,383
HD Supply, Inc.
5.250%, 12/15/21 (144A)	3,984,000	4,053,720
7.500%, 07/15/20	2,841,000	2,975,947
11.000%, 04/15/20	3,228,000	3,679,920
Rexel S.A.
6.125%, 12/15/19 (144A)	202,000	208,060
VWR Funding, Inc.
7.250%, 09/15/17	170,000	177,650

		12,639,130

Diversified Financial Services—3.0%
Ally Financial, Inc.
5.125%, 09/30/24 (a)	1,372,000	1,392,580
8.000%, 11/01/31 (d)	8,496,000	10,827,982
DFC Finance Corp.
10.500%, 06/15/20 (144A)	1,055,000	894,113
E*TRADE Financial Corp.
5.375%, 11/15/22	1,053,000	1,076,693
General Motors Financial Co., Inc.
6.750%, 06/01/18 (d)	960,000	1,087,200
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.875%, 03/15/19 (d)	1,295,000	1,291,762
5.875%, 02/01/22 (d)	1,957,000	1,965,562
6.000%, 08/01/20 (d)	748,000	770,590
Jefferies Finance LLC / JFIN Co-Issuer Corp.
6.875%, 04/15/22 (144A)	1,692,000	1,548,180
7.375%, 04/01/20 (144A)	505,000	469,650
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (g) (h)	4,500,000	857,623
Escrow (g) (h)	489,000	71,516
Escrow (g) (h)	1,740,000	254,475
4.750%, 01/16/14 (EUR) (g) (h)	2,140,000	414,321
5.375%, 10/17/12 (EUR) (g) (h)	350,000	67,763

		22,990,010

Electric—2.0%
AES Corp.
4.875%, 05/15/23	455,000	451,588
5.500%, 03/15/24	166,000	168,457

Electric—(Continued)
Calpine Corp.
5.375%, 01/15/23 (a)	1,562,000	1,577,620
5.750%, 01/15/25	1,003,000	1,015,537
5.875%, 01/15/24 (144A)	1,110,000	1,182,150
6.000%, 01/15/22 (144A)	319,000	339,735
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.
6.750%, 11/01/19 (144A)	2,215,000	2,253,762
7.375%, 11/01/22 (144A)	340,000	345,950
FPL Energy National Wind Portfolio LLC
6.125%, 03/25/19 (144A)	5,415	5,415
Homer City Generation L.P.
8.137%, 10/01/19 (e)	398,286	413,222
8.734%, 10/01/26 (e)	1,084,139	1,116,663
Mirant Mid Atlantic Pass-Through Trust
9.125%, 06/30/17	543,207	583,947
10.060%, 12/30/28	871,019	945,056
NRG Energy, Inc.
6.250%, 05/01/24 (144A)	798,000	811,965
7.875%, 05/15/21	838,000	902,945
NRG REMA LLC
9.237%, 07/02/17	79,929	80,728
9.681%, 07/02/26	418,000	443,080
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
10.500%, 11/01/16 (g)	31,017,000	2,946,615

		15,584,435

Electrical Components & Equipment—0.1%
Belden, Inc.
5.500%, 04/15/23 (EUR)	901,000	1,126,472

Electronics—0.1%
Trionista Holdco GmbH
5.000%, 04/30/20 (EUR)	416,000	520,999
Trionista TopCo GmbH
6.875%, 04/30/21 (EUR)	211,000	269,363

		790,362

Energy - Alternate Sources—0.1%
CE Energy A/S
7.000%, 02/01/21 (EUR)	385,000	464,705

Engineering & Construction—1.0%
Abengoa Greenfield S.A.
6.500%, 10/01/19 (144A)	1,151,000	984,105
AECOM Technology Corp.
5.750%, 10/15/22 (144A)	384,000	392,640
5.875%, 10/15/24 (144A)	1,526,000	1,560,335
Aguila 3 S.A.
7.875%, 01/31/18 (144A) (a)	701,000	678,218
Aldesa Financial Services S.A.
7.250%, 04/01/21 (EUR)	485,000	495,615
Astaldi S.p.A.
7.125%, 12/01/20 (EUR)	710,000	877,521

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Novafives SAS
4.082%, 06/30/20 (EUR) (f)	230,000	$273,998
4.500%, 06/30/21 (EUR)	160,000	189,300
Obrascon Huarte Lain S.A.
4.750%, 03/15/22 (EUR)	345,000	397,204
Officine Maccaferri S.p.A.
5.750%, 06/01/21 (EUR)	383,000	448,143
SBA Communications Corp.
4.875%, 07/15/22 (144A)	1,240,000	1,193,500
Weekley Homes LLC / Weekley Finance Corp.
6.000%, 02/01/23	505,000	479,750

		7,970,329

Entertainment—0.6%
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp.
5.375%, 06/01/24 (144A)	405,000	402,975
DreamWorks Animation SKG, Inc.
6.875%, 08/15/20 (144A)	433,000	443,825
Gamenet S.p.A.
7.250%, 08/01/18 (EUR)	536,000	532,451
Greektown Holdings LLC / Greektown Mothership Corp.
8.875%, 03/15/19 (144A)	615,000	613,462
Intralot Capital Luxembourg S.A.
6.000%, 05/15/21 (EUR)	258,000	262,305
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp.
5.000%, 08/01/18 (144A) (a)	409,000	419,225
Regal Entertainment Group
5.750%, 02/01/25	271,000	249,320
Six Flags Entertainment Corp.
5.250%, 01/15/21 (144A)	955,000	955,000
Vougeot Bidco plc
7.875%, 07/15/20 (GBP)	282,000	454,909
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.625%, 09/15/49 (144A) (g)	351,486	14,059

		4,347,531

Environmental Control—0.2%
ADS Waste Holdings, Inc.
8.250%, 10/01/20	388,000	388,000
Bilbao Luxembourg S.A.
10.500%, 12/01/18 (EUR) (e)	269,344	338,957
Covanta Holding Corp.
5.875%, 03/01/24	369,000	375,457
6.375%, 10/01/22	384,000	407,040

		1,509,454

Food—0.6%
Bakkavor Finance 2 plc
8.750%, 06/15/20 (GBP)	396,000	640,351

Food—(Continued)
Boparan Finance plc
4.375%, 07/15/21 (EUR)	220,000	222,286
5.500%, 07/15/21 (GBP)	300,000	390,430
Findus Bondco S.A.
9.125%, 07/01/18 (EUR)	362,000	462,130
9.500%, 07/01/18 (GBP)	264,000	433,073
R&R Ice Cream plc
5.500%, 05/15/20 (GBP)	105,000	159,326
R&R Pik plc
9.250%, 05/15/18 (EUR) (e)	526,000	639,669
Smithfield Foods, Inc.
5.875%, 08/01/21 (144A)	352,000	359,040
6.625%, 08/15/22	331,000	345,895
Univeg Holding B.V.
7.875%, 11/15/20 (EUR)	240,000	274,294
WhiteWave Foods Co. (The)
5.375%, 10/01/22	350,000	360,500

		4,286,994

Food Service—0.2%
Aramark Services, Inc.
5.750%, 03/15/20	1,169,000	1,206,992
Brakes Capital
7.125%, 12/15/18 (GBP)	185,000	284,737

		1,491,729

Forest Products & Paper—0.1%
Clearwater Paper Corp.
4.500%, 02/01/23 (a)	679,000	662,025

Healthcare - Products—0.7%
3AB Optique Developpement SAS
5.625%, 04/15/19 (EUR)	450,000	468,289
Alere, Inc.
6.500%, 06/15/20	269,000	270,345
7.250%, 07/01/18	210,000	218,400
8.625%, 10/01/18	816,000	844,560
DJO Finance LLC / DJO Finance Corp.
8.750%, 03/15/18 (a)	354,000	368,160
Hologic, Inc.
6.250%, 08/01/20	908,000	944,320
IDH Finance plc
6.000%, 12/01/18 (GBP)	397,000	618,455
6.000%, 12/01/18 (144A) (GBP)	100,000	155,782
Mallinckrodt International Finance S.A.
5.750%, 08/01/22 (144A)	525,000	539,438
Teleflex, Inc.
6.875%, 06/01/19	805,000	839,213

		5,266,962

Healthcare - Services—3.7%
Acadia Healthcare Co., Inc.
5.125%, 07/01/22	435,000	428,475

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Amsurg Corp.
5.625%, 07/15/22 (144A)	1,891,000	$1,938,275
Care UK Health & Social Care plc
5.560%, 07/15/19 (GBP) (f)	480,000	693,515
CHS/Community Health Systems, Inc.
6.875%, 02/01/22 (a)	1,049,000	1,111,284
DaVita HealthCare Partners, Inc.
5.125%, 07/15/24	2,728,000	2,782,560
HCA Holdings, Inc.
7.750%, 05/15/21	1,850,000	1,970,250
HCA, Inc.
4.750%, 05/01/23 (a)	1,238,000	1,259,665
5.000%, 03/15/24	2,685,000	2,758,837
5.250%, 04/15/25 (a)	775,000	809,875
5.875%, 03/15/22	2,735,000	2,994,825
5.875%, 05/01/23 (a)	672,000	708,120
6.500%, 02/15/20	1,127,000	1,262,804
Kindred Healthcare, Inc.
6.375%, 04/15/22 (144A) (a)	357,000	340,043
MPH Acquisition Holdings LLC
6.625%, 04/01/22 (144A)	470,000	480,575
Tenet Healthcare Corp.
4.375%, 10/01/21	1,028,000	1,020,290
4.500%, 04/01/21 (a)	260,000	260,650
4.750%, 06/01/20	435,000	441,525
5.000%, 03/01/19 (144A)	865,000	866,081
5.500%, 03/01/19 (144A) (a)	1,945,000	1,988,763
6.000%, 10/01/20	1,546,000	1,660,141
6.250%, 11/01/18	397,000	430,745
8.125%, 04/01/22	1,225,000	1,368,938
Voyage Care Bondco plc
6.500%, 08/01/18 (GBP)	704,000	1,118,377

		28,694,613

Holding Companies - Diversified—0.3%
Carlson Travel Holdings, Inc.
7.500%, 08/15/19 (144A) (e)	249,000	250,867
Co-operative Group Holdings
6.875%, 07/08/20 (GBP) (i)	360,000	579,354
Monitchem HoldCo 3 S.A.
5.250%, 06/15/21 (EUR)	160,000	190,704
WaveDivision Escrow LLC / WaveDivision Escrow Corp.
8.125%, 09/01/20 (144A)	1,323,000	1,408,995

		2,429,920

Home Builders—2.5%
Allegion U.S. Holding Co., Inc.
5.750%, 10/01/21	257,000	271,778
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.875%, 02/15/21 (144A)	744,000	708,660
Beazer Homes USA, Inc.
5.750%, 06/15/19 (a)	1,344,000	1,290,240
6.625%, 04/15/18	1,003,000	1,048,135
7.500%, 09/15/21	551,000	553,755

Home Builders—(Continued)
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
6.125%, 07/01/22 (144A)	793,000	824,720
K Hovnanian Enterprises, Inc.
7.250%, 10/15/20 (144A)	1,501,000	1,553,535
9.125%, 11/15/20 (144A)	255,000	271,575
Lennar Corp.
4.750%, 11/15/22	910,000	891,800
PulteGroup, Inc.
6.375%, 05/15/33	750,000	750,000
Ryland Group, Inc. (The)
6.625%, 05/01/20	480,000	508,800
Shea Homes L.P. / Shea Homes Funding Corp.
8.625%, 05/15/19	1,554,000	1,631,700
Standard Pacific Corp.
5.875%, 11/15/24 (a)	378,000	378,000
8.375%, 01/15/21 (a)	3,283,000	3,717,997
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.250%, 04/15/21 (144A)	870,000	856,950
TRI Pointe Holdings, Inc.
4.375%, 06/15/19 (144A)	875,000	862,969
5.875%, 06/15/24 (144A)	595,000	595,000
William Lyon Homes, Inc.
8.500%, 11/15/20	1,990,000	2,144,225
Woodside Homes Co. LLC / Woodside Homes Finance, Inc.
6.750%, 12/15/21 (144A)	660,000	656,700

		19,516,539

Home Furnishings—0.1%
DFS Furniture Holdings plc
7.625%, 08/15/18 (GBP)	160,000	257,538
Magnolia BC S.A.
9.000%, 08/01/20 (EUR)	400,000	462,772

		720,310

Household Products/Wares—0.2%
Armored Autogroup, Inc.
9.250%, 11/01/18 (a)	700,000	696,500
Spectrum Brands, Inc.
6.375%, 11/15/20	310,000	323,175
6.625%, 11/15/22	425,000	449,437

		1,469,112

Insurance—0.7%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC
7.875%, 12/15/20 (144A)	1,162,000	1,185,240
AIG Life Holdings, Inc.
7.570%, 12/01/45 (144A) (d)	1,000,000	1,321,445
CNO Financial Group, Inc.
6.375%, 10/01/20 (144A)	330,000	348,150
Galaxy Bidco, Ltd.
6.375%, 11/15/20 (GBP)	210,000	318,960

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Genworth Holdings, Inc.
4.800%, 02/15/24 (a)	410,000	$332,357
Hockey Merger Sub 2, Inc.
7.875%, 10/01/21 (144A)	795,000	791,025
Pension Insurance Corp. plc
6.500%, 07/03/24 (GBP)	300,000	480,925
Radian Group, Inc.
5.500%, 06/01/19	538,000	551,450

		5,329,552

Internet—0.8%
Equinix, Inc.
5.375%, 01/01/22	93,000	93,874
5.750%, 01/01/25	472,000	476,130
United Group B.V.
7.875%, 11/15/20 (EUR)	340,000	437,748
Zayo Group LLC / Zayo Capital, Inc.
8.125%, 01/01/20	2,700,000	2,862,000
10.125%, 07/01/20 (a)	2,357,000	2,655,868

		6,525,620

Iron/Steel—0.6%
Ovako AB
6.500%, 06/01/19 (EUR)	350,000	410,812
Ryerson, Inc. / Joseph T Ryerson & Son, Inc.
9.000%, 10/15/17	885,000	909,338
Steel Dynamics, Inc.
5.125%, 10/01/21 (144A) (a)	1,155,000	1,176,656
5.250%, 04/15/23	329,000	333,935
5.500%, 10/01/24 (144A)	739,000	757,475
6.375%, 08/15/22	260,000	275,600
ThyssenKrupp AG
3.125%, 10/25/19 (EUR)	665,000	847,452

		4,711,268

Leisure Time—0.3%
Brunswick Corp.
4.625%, 05/15/21 (144A)	324,000	317,520
Cirsa Funding Luxembourg S.A.
8.750%, 05/15/18 (EUR)	967,000	1,200,834
Jarden Corp.
7.500%, 05/01/17	655,000	717,225
TUI AG
4.500%, 10/01/19 (EUR)	106,000	135,128

		2,370,707

Lodging—2.4%
Caesars Entertainment Operating Co., Inc.
9.000%, 02/15/20	14,720,000	10,848,975
Felcor Lodging L.P.
5.625%, 03/01/23	532,000	526,680
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.625%, 10/15/21	1,188,000	1,241,460

Lodging—(Continued)
MGM Resorts International
5.250%, 03/31/20 (a)	509,000	505,182
6.000%, 03/15/23 (a)	1,720,000	1,728,600
6.625%, 12/15/21	183,000	192,150
6.750%, 10/01/20	381,000	400,050
7.750%, 03/15/22 (a)	225,000	249,188
8.625%, 02/01/19	209,000	236,954
Station Casinos LLC
7.500%, 03/01/21 (a)	2,108,000	2,160,700

		18,089,939

Machinery - Construction & Mining—0.1%
BlueLine Rental Finance Corp.
7.000%, 02/01/19 (144A)	531,000	544,275

Machinery - Diversified—0.1%
Galapagos S.A.
5.375%, 06/15/21 (EUR)	165,000	197,602
Selecta Group B.V.
6.500%, 06/15/20 (EUR)	615,000	703,251

		900,853

Media—6.9%
AMC Networks, Inc.
4.750%, 12/15/22 (a)	250,000	242,500
7.750%, 07/15/21	405,000	433,350
Cablevision Systems Corp.
5.875%, 09/15/22 (a)	737,000	746,213
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 02/15/23	1,869,000	1,826,947
5.250%, 09/30/22 (a)	1,725,000	1,720,687
CCOH Safari LLC
5.500%, 12/01/22	1,767,000	1,793,505
5.750%, 12/01/24	3,788,000	3,830,615
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.125%, 12/15/21 (144A) (a)	1,200,000	1,164,000
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/22	2,158,000	2,213,253
7.625%, 03/15/20	946,000	995,665
Columbus International, Inc.
7.375%, 03/30/21 (144A) (a)	1,360,000	1,414,400
DISH DBS Corp.
4.250%, 04/01/18	1,725,000	1,761,656
5.000%, 03/15/23	1,290,000	1,248,075
5.125%, 05/01/20 (a)	989,000	996,418
5.875%, 11/15/24 (144A)	2,424,000	2,436,120
Gannett Co., Inc.
4.875%, 09/15/21 (144A)	682,000	676,885
5.125%, 10/15/19	469,000	479,553
5.125%, 07/15/20	275,000	280,500
5.500%, 09/15/24 (144A) (a)	508,000	509,270
6.375%, 10/15/23	1,338,000	1,418,280

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Harron Communications L.P. / Harron Finance Corp.
9.125%, 04/01/20 (144A)	690,000	$752,100
iHeartCommunications, Inc.
9.000%, 12/15/19 (a)	1,059,000	1,043,115
9.000%, 03/01/21	731,000	716,380
9.000%, 09/15/22 (144A)	1,445,000	1,416,100
LIN Television Corp.
5.875%, 11/15/22 (144A)	485,000	480,150
Midcontinent Communications & Midcontinent Finance Corp.
6.250%, 08/01/21 (144A)	605,000	611,050
MPL 2 Acquisition Canco, Inc.
9.875%, 08/15/18 (144A)	1,151,000	1,237,325
NBCUniversal Enterprise, Inc.
5.250%, 03/29/49 (144A)	255,000	264,563
Nexstar Broadcasting, Inc.
6.875%, 11/15/20	509,000	528,088
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/22 (144A)	545,000	547,725
Numericable-SFR
5.375%, 05/15/22 (EUR)	345,000	430,826
5.625%, 05/15/24 (EUR)	685,000	857,895
6.000%, 05/15/22 (144A)	2,437,000	2,450,403
6.250%, 05/15/24 (144A) (a)	2,140,000	2,156,050
Radio One, Inc.
9.250%, 02/15/20 (144A)	1,025,000	891,750
RCN Telecom Services LLC / RCN Capital Corp.
8.500%, 08/15/20 (144A)	995,000	1,024,850
Sinclair Television Group, Inc.
5.625%, 08/01/24 (144A)	566,000	547,605
Sirius XM Radio, Inc.
6.000%, 07/15/24 (144A)	740,000	758,500
Sterling Entertainment Enterprises LLC
9.750%, 12/15/19 (144A) (b) (c)	2,750,000	2,805,000
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
4.000%, 01/15/25 (EUR)	584,000	719,919
5.500%, 01/15/23 (144A)	1,160,000	1,212,200
5.625%, 04/15/23 (EUR)	104,000	136,290
Unitymedia Kabel BW GmbH
9.500%, 03/15/21 (EUR)	1,029,000	1,391,446
Univision Communications, Inc.
6.875%, 05/15/19 (144A)	404,000	420,665
8.500%, 05/15/21 (144A)	1,204,000	1,282,260
VTR Finance B.V.
6.875%, 01/15/24 (144A) (a)	1,061,000	1,082,220
Wave Holdco LLC / Wave Holdco Corp.
8.250%, 07/15/19 (144A) (e)	1,350,000	1,356,750

		53,309,117

Metal Fabricate/Hardware—0.8%
Eco-Bat Finance plc
7.750%, 02/15/17 (EUR)	1,037,000	1,166,984

Metal Fabricate/Hardware—(Continued)
Wise Metals Group LLC / Wise Alloys Finance Corp.
8.750%, 12/15/18 (144A)	4,904,000	5,149,200

		6,316,184

Mining—0.5%
Alcoa, Inc.
5.125%, 10/01/24 (d)	2,628,000	2,785,076
First Quantum Minerals, Ltd.
7.250%, 05/15/22 (144A)	282,000	253,800
Global Brass & Copper, Inc.
9.500%, 06/01/19	575,000	621,000
Imperial Metals Corp.
7.000%, 03/15/19 (144A) (a)	110,000	101,200

		3,761,076

Miscellaneous Manufacturing—0.3%
CTP Transportation Products LLC / CTP Finance, Inc.
8.250%, 12/15/19 (144A)	500,000	527,500
Gates Global LLC / Gates Global Co.
5.750%, 07/15/22 (EUR)	465,000	519,066
Hydra Dutch Holdings 2 B.V.
5.582%, 04/15/19 (EUR) (f)	675,000	741,705
SPX Corp.
6.875%, 09/01/17	495,000	540,788

		2,329,059

Office/Business Equipment—0.4%
CDW LLC / CDW Finance Corp.
5.500%, 12/01/24	2,105,000	2,107,631
6.000%, 08/15/22 (a)	1,105,000	1,140,913

		3,248,544

Oil & Gas—7.2%
Antero Resources Finance Corp.
5.375%, 11/01/21	978,000	946,215
6.000%, 12/01/20	325,000	324,188
Atwood Oceanics, Inc.
6.500%, 02/01/20	725,000	659,750
Baytex Energy Corp.
5.125%, 06/01/21 (144A) (a)	356,000	302,600
Berry Petroleum Co. LLC
6.375%, 09/15/22	898,000	682,480
6.750%, 11/01/20	463,000	370,400
Bonanza Creek Energy, Inc.
5.750%, 02/01/23 (a)	1,150,000	908,500
6.750%, 04/15/21	1,425,000	1,254,000
California Resources Corp.
6.000%, 11/15/24 (144A) (a)	2,825,000	2,387,125
Carrizo Oil & Gas, Inc.
7.500%, 09/15/20	247,000	237,120
8.625%, 10/15/18	1,437,000	1,437,000
Chaparral Energy, Inc.
7.625%, 11/15/22	685,000	448,675

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chesapeake Energy Corp.
5.750%, 03/15/23 (a)	2,418,000	$2,490,540
6.125%, 02/15/21	662,000	695,100
6.625%, 08/15/20	851,000	904,187
6.875%, 11/15/20 (a)	1,089,000	1,170,675
Concho Resources, Inc.
5.500%, 10/01/22	1,009,000	1,019,090
5.500%, 04/01/23	1,179,000	1,184,541
CrownRock L.P. / CrownRock Finance, Inc.
7.125%, 04/15/21 (144A)	1,006,000	943,125
Denbury Resources, Inc.
5.500%, 05/01/22 (a)	280,000	256,200
Diamondback Energy, Inc.
7.625%, 10/01/21	1,225,000	1,195,906
EnQuest plc
7.000%, 04/15/22 (144A) (a)	381,000	236,220
Halcon Resources Corp.
8.875%, 05/15/21 (a)	1,748,000	1,315,370
9.250%, 02/15/22 (a)	465,000	342,938
9.750%, 07/15/20	850,000	637,500
Hilcorp Energy I L.P. / Hilcorp Finance Co.
5.000%, 12/01/24 (144A)	938,000	825,440
7.625%, 04/15/21 (144A)	970,000	974,850
8.000%, 02/15/20 (144A) (a)	245,000	249,900
Jones Energy Holdings LLC / Jones Energy Finance Corp.
6.750%, 04/01/22 (144A)	550,000	418,000
Laredo Petroleum, Inc.
7.375%, 05/01/22 (a)	315,000	294,525
Legacy Reserves L.P. / Legacy Reserves Finance Corp.
6.625%, 12/01/21 (a)	431,000	351,265
6.625%, 12/01/21 (144A)	545,000	444,175
Linn Energy LLC / Linn Energy Finance Corp.
6.250%, 11/01/19 (a)	896,000	757,120
7.750%, 02/01/21	285,000	240,113
8.625%, 04/15/20 (a)	455,000	395,850
MEG Energy Corp.
6.500%, 03/15/21 (144A)	1,222,000	1,115,075
7.000%, 03/31/24 (144A) (a)	2,437,000	2,205,485
Memorial Resource Development Corp.
5.875%, 07/01/22 (144A)	2,623,000	2,373,815
Newfield Exploration Co.
6.875%, 02/01/20 (a)	545,000	553,175
Oasis Petroleum, Inc.
6.500%, 11/01/21	835,000	759,850
6.875%, 01/15/23 (a)	480,000	436,800
Offshore Group Investment, Ltd.
7.500%, 11/01/19 (a)	552,000	411,240
Pacific Drilling S.A.
5.375%, 06/01/20 (144A)	291,000	237,165
Parsley Energy LLC / Parsley Finance Corp.
7.500%, 02/15/22 (144A)	1,179,000	1,117,102
Penn Virginia Corp.
8.500%, 05/01/20	627,000	501,600

Oil & Gas—(Continued)
Precision Drilling Corp.
5.250%, 11/15/24 (144A) (a)	1,365,000	1,119,300
6.625%, 11/15/20	235,000	211,500
QEP Resources, Inc.
5.250%, 05/01/23	400,000	374,000
5.375%, 10/01/22	411,000	388,395
Range Resources Corp.
5.000%, 08/15/22 (a)	217,000	217,000
5.000%, 03/15/23 (a)	284,000	284,000
5.750%, 06/01/21 (a)	39,000	40,268
Rosetta Resources, Inc.
5.875%, 06/01/22	515,000	463,500
5.875%, 06/01/24 (a)	501,000	445,890
RSP Permian, Inc.
6.625%, 10/01/22 (144A)	634,000	589,620
Sanchez Energy Corp.
6.125%, 01/15/23 (144A) (a)	1,541,000	1,294,440
SandRidge Energy, Inc.
7.500%, 02/15/23 (a)	990,000	623,700
8.750%, 01/15/20 (a)	288,000	194,400
Seven Generations Energy, Ltd.
8.250%, 05/15/20 (144A)	4,275,000	4,104,000
Seventy Seven Energy, Inc.
6.500%, 07/15/22	432,000	252,720
SM Energy Co.
6.125%, 11/15/22 (144A)	2,050,000	1,927,000
6.500%, 01/01/23	163,000	156,480
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.500%, 08/15/22	851,000	808,450
7.500%, 07/01/21	776,000	814,800
Trafigura Beheer B.V.
6.375%, 04/08/15 (EUR)	490,000	596,779
Triangle USA Petroleum Corp.
6.750%, 07/15/22 (144A)	425,000	280,500
Ultra Petroleum Corp.
5.750%, 12/15/18 (144A)	198,000	182,655
Vanguard Natural Resources LLC / VNR Finance Corp.
7.875%, 04/01/20	830,000	716,082
Whiting Petroleum Corp.
5.000%, 03/15/19 (a)	1,165,000	1,089,275
6.500%, 10/01/18 (a)	315,000	303,975
WPX Energy, Inc.
5.250%, 09/15/24 (a)	614,000	571,020

		55,061,739

Oil & Gas Services—0.3%
BIBBY Offshore Services plc
7.500%, 06/15/21 (GBP)	420,000	576,059
Calfrac Holdings L.P.
7.500%, 12/01/20 (144A)	1,574,000	1,330,030
Hiland Partners L.P. / Hiland Partner Finance Corp.
7.250%, 10/01/20 (144A)	215,000	204,250

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Key Energy Services, Inc.
6.750%, 03/01/21	330,000	$204,600
Pioneer Energy Services Corp.
6.125%, 03/15/22	79,000	60,040

		2,374,979

Packaging & Containers—3.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.250%, 01/15/22 (EUR)	700,000	835,134
6.000%, 06/30/21 (144A) (a)	680,000	649,400
6.250%, 01/31/19 (144A) (a)	769,000	751,697
Ball Corp.
4.000%, 11/15/23	486,000	468,990
Berry Plastics Corp.
5.500%, 05/15/22 (a)	587,000	595,805
Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II
5.625%, 12/15/16 (144A)	696,000	682,080
6.000%, 06/15/17 (144A)	1,125,000	1,096,875
Constellium NV
4.625%, 05/15/21 (EUR)	490,000	514,955
5.750%, 05/15/24 (144A) (a)	1,172,000	1,019,640
8.000%, 01/15/23 (144A)	2,355,000	2,343,225
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/21	271,000	285,228
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, 01/15/23	469,000	454,930
Crown European Holdings S.A.
4.000%, 07/15/22 (EUR)	490,000	615,159
Greif Nevada Holdings, Inc.
7.375%, 07/15/21 (144A) (EUR)	330,000	471,194
Novelis, Inc.
8.375%, 12/15/17	350,000	363,125
8.750%, 12/15/20	4,902,000	5,196,120
OI European Group B.V.
4.875%, 03/31/21 (EUR)	726,000	961,251
Pactiv LLC
7.950%, 12/15/25	1,713,000	1,721,565
8.375%, 04/15/27	405,000	407,025
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20	460,000	471,500
6.875%, 02/15/21	145,000	151,344
7.125%, 04/15/19	147,000	151,961
7.875%, 08/15/19	1,638,000	1,726,042
9.000%, 04/15/19	355,000	367,425
9.875%, 08/15/19	859,000	910,540
Sealed Air Corp.
8.375%, 09/15/21 (144A)	51,000	56,993
SGD Group SAS
5.625%, 05/15/19 (EUR)	310,000	365,738

Packaging & Containers—(Continued)
Tekni-Plex, Inc.
9.750%, 06/01/19 (144A)	516,000	559,860

		24,194,801

Pharmaceuticals—1.4%
Capsugel S.A.
7.000%, 05/15/19 (144A) (e)	369,000	372,690
Catamaran Corp.
4.750%, 03/15/21	475,000	475,000
Endo Finance LLC & Endo Finco, Inc.
7.000%, 12/15/20 (144A)	238,000	249,900
7.250%, 01/15/22 (144A) (a)	255,000	272,850
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/22 (144A)	629,000	643,278
JLL/Delta Dutch Newco B.V.
7.500%, 02/01/22 (144A) (a)	360,000	365,400
Omnicare, Inc.
4.750%, 12/01/22	296,000	299,700
5.000%, 12/01/24	250,000	256,250
Par Pharmaceutical Cos., Inc.
7.375%, 10/15/20 (a)	1,287,000	1,344,915
Pinnacle Merger Sub, Inc.
9.500%, 10/01/23 (144A)	214,000	231,120
Valeant Pharmaceuticals International, Inc.
5.625%, 12/01/21 (144A) (a)	1,182,000	1,190,865
6.375%, 10/15/20 (144A)	2,598,000	2,714,910
6.750%, 08/15/18 (144A)	1,846,000	1,963,719
6.750%, 08/15/21 (144A)	230,000	240,350
7.000%, 10/01/20 (144A)	51,000	53,805
7.250%, 07/15/22 (144A)	330,000	351,863

		11,026,615

Pipelines—3.5%
Access Midstream Partners L.P. / ACMP Finance Corp.
4.875%, 03/15/24	823,000	835,345
5.875%, 04/15/21	948,000	988,290
6.125%, 07/15/22	1,077,000	1,144,313
Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp.
5.875%, 08/01/23	118,000	116,820
Energy Transfer Equity L.P.
5.875%, 01/15/24	1,808,000	1,835,120
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.750%, 02/15/21	166,000	154,380
Kinder Morgan, Inc.
6.700%, 02/15/27	62,930	66,824
7.750%, 01/15/32 (d)	3,171,000	3,900,330
7.800%, 08/01/31 (d)	525,000	639,256
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
6.250%, 06/15/22	731,000	756,585
6.500%, 08/15/21 (a)	845,000	870,350

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
NGPL PipeCo LLC
7.119%, 12/15/17 (144A) (a)	1,132,000	$1,112,190
9.625%, 06/01/19 (144A)	445,000	446,113
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp.
6.500%, 05/15/21	1,896,000	1,914,960
Regency Energy Partners L.P. / Regency Energy Finance Corp.
4.500%, 11/01/23	1,639,000	1,503,782
Rockies Express Pipeline LLC
6.000%, 01/15/19 (144A)	1,200,000	1,203,000
6.875%, 04/15/40 (144A)	280,000	298,200
Rose Rock Midstream L.P. / Rose Rock Finance Corp.
5.625%, 07/15/22	660,000	617,100
Sabine Pass Liquefaction LLC
5.625%, 04/15/23	1,443,000	1,410,532
5.750%, 05/15/24 (a)	5,841,000	5,731,481
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
6.375%, 08/01/22 (a)	450,000	455,625
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
6.250%, 10/15/22 (144A)	1,159,000	1,156,103

		27,156,699

Real Estate—1.4%
Annington Finance No. 5 plc
13.000%, 01/15/23 (GBP) (e)	463,271	895,348
Crescent Resources LLC / Crescent Ventures, Inc.
10.250%, 08/15/17 (144A)	1,570,000	1,683,825
Kennedy-Wilson, Inc.
5.875%, 04/01/24	435,000	436,087
Realogy Group LLC
7.625%, 01/15/20 (144A)	2,896,000	3,098,720
9.000%, 01/15/20 (144A) (a)	280,000	306,600
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, 04/15/19 (144A) (a)	1,649,000	1,632,510
5.250%, 12/01/21 (144A) (a)	924,000	898,590
Rialto Holdings LLC / Rialto Corp.
7.000%, 12/01/18 (144A)	545,000	553,175
RPG Byty Sro
6.750%, 05/01/20 (EUR)	755,000	941,178
Tropicana Entertainment LLC / Tropicana Finance Corp.
9.625%, 12/15/14 (b) (g) (h)	70,000	0

		10,446,033

Real Estate Investment Trusts—0.4%
Crown Castle International Corp.
5.250%, 01/15/23 (a)	1,266,000	1,291,320
Geo Group, Inc. (The)
5.875%, 10/15/24	915,000	926,437

Real Estate Investment Trusts—(Continued)
iStar Financial, Inc.
4.000%, 11/01/17	340,000	330,650
5.000%, 07/01/19	235,000	227,950

		2,776,357

Retail—1.8%
Asbury Automotive Group, Inc.
6.000%, 12/15/24 (144A)	566,000	575,905
BC ULC / New Red Finance, Inc.
6.000%, 04/01/22 (144A)	1,340,000	1,373,500
CST Brands, Inc.
5.000%, 05/01/23	676,000	682,760
Debenhams plc
5.250%, 07/15/21 (GBP)	570,000	864,904
Dufry Finance SCA
5.500%, 10/15/20 (144A)	346,000	359,913
Hema Bondco I B.V.
6.250%, 06/15/19 (EUR)	907,000	921,957
Hillman Group, Inc. (The)
6.375%, 07/15/22 (144A)	532,000	510,720
Neiman Marcus Group Ltd., Inc.
8.000%, 10/15/21 (144A) (a)	2,517,000	2,661,728
PC Nextco Holdings LLC / PC Nextco Finance, Inc.
8.750%, 08/15/19	474,000	476,370
Penske Automotive Group, Inc.
5.375%, 12/01/24 (a)	324,000	328,050
5.750%, 10/01/22	1,109,000	1,150,588
Punch Taverns Finance plc
6.061%, 10/15/27 (144A) (GBP) (f)	449,000	678,827
Rite Aid Corp.
9.250%, 03/15/20 (a)	400,000	436,500
Sally Holdings LLC / Sally Capital, Inc.
5.500%, 11/01/23	393,000	410,685
Sonic Automotive, Inc.
5.000%, 05/15/23	227,000	220,190
THOM Europe SAS
7.375%, 07/15/19 (EUR)	590,000	678,233
Travis Perkins plc
4.375%, 09/15/21 (GBP)	351,000	551,964
Twin Set-Simona Barbieri S.p.A.
5.957%, 07/15/19 (EUR) (f)	266,000	278,420
Unique Pub Finance Co. plc (The)
6.542%, 03/30/21 (GBP)	259,440	416,494

		13,577,708

Semiconductors—0.5%
Micron Technology, Inc.
5.500%, 02/01/25 (144A)	2,190,000	2,211,900
NXP B.V. / NXP Funding LLC
5.750%, 02/15/21 (144A)	530,000	556,500
5.750%, 03/15/23 (144A)	745,000	784,112
Sensata Technologies B.V.
5.625%, 11/01/24 (144A)	325,000	337,188

		3,889,700

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
5.000%, 12/15/21 (144A)	422,000	$429,385

Software—2.4%
BMC Software Finance, Inc.
8.125%, 07/15/21 (144A)	352,000	330,880
Epicor Software Corp.
8.625%, 05/01/19 (a)	888,000	932,400
First Data Corp.
6.750%, 11/01/20 (144A)	1,002,000	1,069,635
7.375%, 06/15/19 (144A)	1,838,000	1,934,495
8.250%, 01/15/21 (144A)	2,453,000	2,624,710
8.750%, 01/15/22 (144A) (e)	369,000	396,675
10.625%, 06/15/21	1,126,000	1,275,195
11.250%, 01/15/21	60,000	68,100
11.750%, 08/15/21	1,949,000	2,236,477
IMS Health, Inc.
6.000%, 11/01/20 (144A)	502,000	517,060
Infor Software Parent LLC / Infor Software Parent, Inc.
7.125%, 05/01/21 (144A) (a) (e)	1,912,000	1,873,760
Infor U.S., Inc.
9.375%, 04/01/19	2,055,000	2,198,850
MSCI, Inc.
5.250%, 11/15/24 (144A)	1,378,000	1,426,230
Nuance Communications, Inc.
5.375%, 08/15/20 (144A)	1,070,000	1,072,675
Sophia L.P. / Sophia Finance, Inc.
9.750%, 01/15/19 (144A)	549,000	586,058

		18,543,200

Storage/Warehousing—0.1%
Mobile Mini, Inc.
7.875%, 12/01/20	540,000	561,600

Telecommunications—9.2%
Alcatel-Lucent USA, Inc.
4.625%, 07/01/17 (144A) (a)	1,190,000	1,201,900
6.450%, 03/15/29	578,000	551,990
6.750%, 11/15/20 (144A)	2,330,000	2,459,315
Altice Financing S.A.
6.500%, 01/15/22 (144A)	1,290,000	1,260,975
Altice S.A.
7.250%, 05/15/22 (EUR)	1,005,000	1,231,302
7.750%, 05/15/22 (144A)	1,325,000	1,327,484
Avaya, Inc.
7.000%, 04/01/19 (144A)	655,000	638,625
10.500%, 03/01/21 (144A) (a)	680,000	581,400
CenturyLink, Inc.
5.625%, 04/01/20	1,039,000	1,077,962
6.450%, 06/15/21 (a)	215,000	230,588
CommScope, Inc.
5.000%, 06/15/21 (144A)	512,000	504,320
5.500%, 06/15/24 (144A)	527,000	519,095
Consolidated Communications, Inc.
6.500%, 10/01/22 (144A)	665,000	666,663

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Digicel Group, Ltd.
7.125%, 04/01/22 (144A)	1,550,000	$1,441,500
8.250%, 09/30/20 (144A)	1,116,000	1,082,520
Digicel, Ltd.
6.000%, 04/15/21 (144A) (a)	3,947,000	3,690,445
DigitalGlobe, Inc.
5.250%, 02/01/21 (144A) (a)	173,000	164,350
Frontier Communications Corp.
6.250%, 09/15/21	785,000	788,925
Inmarsat Finance plc
4.875%, 05/15/22 (144A) (a)	655,000	648,450
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23 (a)	2,005,000	1,992,769
6.625%, 12/15/22	1,660,000	1,705,650
Intelsat Luxembourg S.A.
6.750%, 06/01/18	1,145,000	1,167,900
7.750%, 06/01/21	1,796,000	1,800,490
Level 3 Communications, Inc.
8.875%, 06/01/19	980,000	1,038,996
Level 3 Escrow II, Inc.
5.375%, 08/15/22 (144A)	2,410,000	2,422,050
Level 3 Financing, Inc.
6.125%, 01/15/21 (a)	205,000	212,175
7.000%, 06/01/20	1,142,000	1,203,382
8.125%, 07/01/19	1,556,000	1,653,250
8.625%, 07/15/20	810,000	873,787
Nokia Oyj
6.625%, 05/15/39 (a)	642,000	709,410
Orange S.A.
4.000%, 10/29/49 (EUR) (f)	475,000	597,749
Play Finance 2 S.A.
5.250%, 02/01/19 (EUR)	550,000	688,821
Sprint Capital Corp.
6.875%, 11/15/28	1,205,000	1,060,400
8.750%, 03/15/32	960,000	928,800
Sprint Communications, Inc.
7.000%, 03/01/20 (144A)	1,822,000	1,967,760
9.000%, 11/15/18 (144A) (d)	3,190,000	3,628,306
Sprint Corp.
7.125%, 06/15/24	1,515,000	1,408,950
7.875%, 09/15/23	3,377,000	3,333,774
T-Mobile USA, Inc.
6.000%, 03/01/23	840,000	842,100
6.375%, 03/01/25	2,675,000	2,717,800
6.500%, 01/15/24	1,000,000	1,025,000
6.633%, 04/28/21	784,000	804,580
6.731%, 04/28/22	504,000	519,120
Telecom Italia S.p.A.
4.500%, 01/25/21 (EUR)	695,000	918,566
4.875%, 09/25/20 (EUR)	467,000	625,990
5.875%, 05/19/23 (GBP)	1,000,000	1,690,331
6.375%, 06/24/19 (GBP)	700,000	1,199,107
Telefonica Europe B.V.
4.200%, 12/29/49 (EUR) (f)	300,000	368,007
Telenet Finance V Luxembourg SCA
6.250%, 08/15/22 (EUR)	910,000	1,198,366
6.750%, 08/15/24 (EUR)	543,000	735,944

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Virgin Media Finance plc
7.000%, 04/15/23 (GBP)	513,000	$867,525
Virgin Media Secured Finance plc
6.000%, 04/15/21 (GBP)	2,808,000	4,606,321
Wind Acquisition Finance S.A.
4.000%, 07/15/20 (EUR)	1,587,000	1,883,767
4.082%, 07/15/20 (EUR) (f)	805,000	930,256
Windstream Corp.
6.375%, 08/01/23	90,000	84,150
7.750%, 10/15/20 (a)	455,000	468,650
7.750%, 10/01/21 (a)	425,000	433,500

		70,381,308

Textiles—0.2%
Polymer Group, Inc.
6.875%, 06/01/19 (144A)	165,000	158,400
Springs Industries, Inc.
6.250%, 06/01/21	1,103,000	1,097,485

		1,255,885

Transportation—1.0%
CEVA Group plc
9.000%, 09/01/21 (144A) (a)	322,000	302,680
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A)	1,686,000	1,669,140
Global Ship Lease, Inc.
10.000%, 04/01/19 (144A)	2,535,000	2,554,012
JCH Parent, Inc.
10.500%, 03/15/19 (144A) (e)	2,112,000	1,953,600
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A)	617,000	610,830
XPO Logistics, Inc.
7.875%, 09/01/19 (144A)	490,000	512,050

		7,602,312

Trucking & Leasing—0.1%
Jurassic Holdings III, Inc.
6.875%, 02/15/21 (144A)	531,000	493,830

Total Corporate Bonds & Notes (Cost $595,844,119)		583,493,398

Floating Rate Loans (l)—10.5%

Advertising—0.1%
Affinion Group, Inc.
2nd Lien Term Loan, 8.500%, 10/12/18	1,150,000	1,037,156
Term Loan B, 6.750%, 04/30/18	99,250	93,171

		1,130,327

Aerospace/Defense—0.7%
BE Aerospace, Inc.
Term Loan B, 4.000%, 12/16/21	1,225,000	1,225,000

Aerospace/Defense—(Continued)
Sequa Corp.
Term Loan B, 5.250%, 06/19/17	3,758,609	3,674,041
Silver II U.S. Holdings LLC
Term Loan, 4.000%, 12/13/19	725,807	675,757

		5,574,798

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC
Term Loan, 6.500%, 03/19/21	105,258	98,910
Ceva Logistics U.S. Holdings, Inc.
Term Loan, 6.500%, 03/19/21	842,064	791,277

		890,187

Airlines—0.2%
Northwest Airlines, Inc.
Term Loan, 1.556%, 09/10/18	1,091,333	1,038,131
Term Loan, 2.176%, 03/10/17	743,333	720,104

		1,758,235

Chemicals—0.5%
Ascend Performance Materials LLC
Term Loan B, 6.750%, 04/10/18	3,325,950	3,059,874
OXEA Finance LLC
2nd Lien Term Loan, 8.250%, 07/15/20	560,000	536,200

		3,596,074

Coal—0.3%
American Energy - Marcellus LLC
1st Lien Term Loan, 5.250%, 08/04/20	380,772	336,983
American Energy - Utica LLC
2nd Lien Term Loan, 5.500%, 09/30/18 (h)	1,813,035	1,658,927
Arch Coal, Inc.
Term Loan B, 6.250%, 05/16/18	724,519	602,437

		2,598,347

Commercial Services—0.3%
Hertz Corp. (The)
Term Loan B2, 3.500%, 03/11/18	334,150	326,353
Interactive Data Corp.
Term Loan, 4.750%, 05/02/21	1,815,875	1,807,250

		2,133,603

Computers—0.1%
Dell, Inc.
Term Loan C, 3.750%, 10/29/18	691,512	689,413

Distribution/Wholesale—0.1%
HD Supply, Inc.
Term Loan B, 4.000%, 06/28/18	956,549	949,176

Electric—1.2%
Calpine Corp.
Term Loan B1, 0.000%, 04/01/18 (j)	81,788	81,174
Term Loan B3, 4.000%, 10/09/19	763,048	754,941

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (l)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/19/16	1,925,723	$1,928,733
Texas Competitive Electric Holdings Co. LLC
Extended Revolver, 4.648%, 10/10/16	915,000	594,750
Extended Term Loan, 4.648%, 10/10/17	5,704,315	3,693,544
Non-Extended Term Loan, 4.648%, 10/10/15	269,710	176,210
Term Loan, 3.750%, 05/05/16	2,110,693	2,122,566

		9,351,918

Entertainment—0.6%
Amaya Holdings B.V.
1st Lien Term Loan, 5.000%, 08/01/21	571,854	568,565
2nd Lien Term Loan, 8.000%, 08/01/22	2,580,000	2,560,650
Diamond Resorts Corp.
Term Loan, 5.500%, 05/09/21	1,417,875	1,410,786

		4,540,001

Forest Products & Paper—0.2%
Wilsonart LLC
Term Loan B, 4.000%, 10/31/19	1,293,601	1,258,027

Health Care Equipment & Supplies—0.0%
Surgery Center Holdings, Inc.
1st Lien Term Loan, 5.250%, 11/03/20	365,287	356,612

Healthcare-Services—0.2%
Community Health Systems, Inc.
Term Loan D, 4.250%, 01/27/21	1,220,515	1,219,668

Household Products/Wares—0.2%
Spin Holdco, Inc.
Term Loan B, 4.250%, 11/14/19	1,255,493	1,238,230

Internet—0.2%
Zayo Group LLC
Term Loan B, 4.000%, 07/02/19	1,449,820	1,439,323

Internet Software & Services—0.3%
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan B, 6.000%, 09/02/21	2,630,000	2,630,658

Lodging—1.5%
Caesars Entertainment Operating Co.
Extended Term Loan B6, 6.985%, 03/01/17	3,028,654	2,676,573
Term Loan B7, 9.750%, 01/28/18	3,169,048	2,810,946
Caesars Entertainment Resort Properties LLC
Term Loan B, 7.000%, 10/11/20	3,704,680	3,516,360
Hilton Worldwide Finance LLC
Term Loan B2, 3.500%, 10/26/20	235,674	233,258
La Quinta Intermediate Holdings LLC
Term Loan B, 4.000%, 04/14/21	848,411	839,503
MGM Resorts International
Term Loan B, 3.500%, 12/20/19	222,229	217,368
Station Casinos LLC
Term Loan B, 4.250%, 03/02/20	1,569,674	1,542,205

		11,836,213

Machinery—0.6%
Gates Global, Inc.
Term Loan B, 4.250%, 07/05/21	4,329,150	4,221,696

Media—1.0%
Advantage Sales & Marketing, Inc.
1st Lien Term Loan, 4.250%, 07/23/21	603,327	598,236
2nd Lien Term Loan, 7.500%, 07/25/22	955,000	944,973
Delayed Draw Term Loan, 4.250%, 07/23/21	20,111	19,941
Cengage Learning Acquisitions, Inc.
1st Lien Term Loan, 7.000%, 03/31/20	3,269,413	3,240,805
Term Loan, 0.000%, 07/03/15 (j)	295,300	0
Clear Channel Communications, Inc.
Term Loan B, 3.819%, 01/29/16	198,932	196,881
Term Loan D, 6.919%, 01/30/19	2,631,109	2,485,577
Univision Communications, Inc.
Term Loan C4, 4.000%, 03/01/20	588,458	576,689

		8,063,102

Mining—0.1%
Novelis, Inc.
Term Loan, 3.750%, 03/10/17	555,046	550,710

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc.
Term Loan B, 4.750%, 11/26/20	453,854	440,238

Pharmaceuticals—0.1%
Grifols Worldwide Operations USA, Inc.
Term Loan B, 3.169%, 02/27/21	676,795	668,674
Par Pharmaceutical Cos., Inc.
Term Loan B2, 4.000%, 09/30/19	224,433	219,477

		888,151

Real Estate—0.0%
Realogy Corp.
Extended Letter of Credit, 4.670%, 10/10/16	128,859	127,648

Retail—0.3%
BJ’s Wholesale Club, Inc.
2nd Lien Term Loan, 8.500%, 03/26/20	550,000	542,667
Neiman Marcus Group, Inc. (The)
Term Loan, 4.250%, 10/25/20	1,301,875	1,277,102
Rite Aid Corp.
2nd Lien Term Loan, 5.750%, 08/21/20	350,000	351,969

		2,171,738

Semiconductors—0.2%
CEVA Intercompany B.V.
Term Loan, 6.500%, 03/19/21	610,496	573,676
Freescale Semiconductor, Inc.
Term Loan B4, 4.250%, 02/28/20	704,579	688,726

		1,262,402

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (l)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—1.2%
First Data Corp.
Extended Term Loan, 3.667%, 03/23/18	6,796,857	$6,669,416
Term Loan, 3.667%, 09/24/18	200,000	196,312
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	1,906,969	1,948,684
Tibco Software Inc.
Term Loan B, 6.500%, 11/04/20	355,000	344,350

		9,158,762

Telecommunications—0.0%
Hawaiian Telcom Communications, Inc.
Term Loan B, 5.000%, 06/06/19	262,400	262,400

Transportation—0.1%
CEVA Group plc
Term Loan, 6.500%, 03/19/21	583,293	548,114

Total Floating Rate Loans (Cost $83,464,017)		80,885,771

Common Stocks—8.9%

Auto Components—1.1%
Goodyear Tire & Rubber Co. (The) (a)	281,706	8,048,340
Lear Corp.	2,395	234,902

		8,283,242

Banks—0.6%
Citigroup, Inc. (a)	84,080	4,549,569

Capital Markets—1.9%
American Capital, Ltd. (a) (k)	902,905	13,191,442
E*Trade Financial Corp. (a) (k)	50,299	1,220,002
Uranium Participation Corp. (k)	28,400	125,891

		14,537,335

Chemicals—0.5%
Advanced Emissions Solutions, Inc. (a) (k)	11,202	255,294
Huntsman Corp. (a)	171,764	3,912,784
LyondellBasell Industries NV - Class A	8	635

		4,168,713

Consumer Finance—2.0%
Ally Financial, Inc. (k)	93,787	2,215,249
Ally Financial, Inc. (Private Placement) (k)	562,960	13,297,115

		15,512,364

Containers & Packaging—0.0%
Smurfit Kappa Group plc	520	11,692

Diversified Telecommunication Services—0.3%
Broadview Networks Holdings, Inc. (k)	52,943	116,473
Level 3 Communications, Inc. (a) (k)	38,560	1,904,093

		2,020,566

Hotels, Restaurants & Leisure—0.4%
Amaya, Inc. (k)	119,418	2,934,571

Household Durables—0.1%
Stanley-Martin Communities LLC (b) (k) (c)	450	633,150

Insurance—1.0%
American International Group, Inc.	131,638	7,373,045

Media—0.2%
Cengage Learning, Inc.	26,678	642,500
Clear Channel Outdoor Holdings, Inc. - Class A (a)	31,744	336,169
HMH Publishing Co., Ltd. (k)	47,825	990,461

		1,969,130

Metals & Mining—0.0%
African Minerals, Ltd. (b) (k)	159,753	24,899

Oil, Gas & Consumable Fuels—0.5%
General Maritime Corp. (144A) (b) (c)	262,836	4,058,188

Packaging & Containers—0.1%
Constellium NV - Class A (k)	25,003	410,799

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd. (144A) (k)	10,657	30,545
Ainsworth Lumber Co., Ltd. (k)	53,942	154,611

		185,156

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (a) (k)	61,680	1,818,943

Total Common Stocks (Cost $61,193,547)		68,491,362

Asset-Backed Securities—1.8%

Asset-Backed - Other—1.8%
Adams Mill CLO, Ltd.
3.697%, 07/15/26 (144A) (f)	250,000	229,568
ALM VIII, Ltd.
2.981%, 01/20/26 (144A) (f)	500,000	481,092
3.431%, 01/20/26 (144A) (f)	550,000	508,902
4.731%, 01/20/26 (144A) (f)	500,000	442,663
ALM XIV, Ltd.
3.684%, 07/28/26 (144A) (f)	250,000	232,266
5.084%, 07/28/26 (144A) (f)	250,000	218,644
Apidos CLO XVIII
3.884%, 07/22/26 (144A) (f)	550,000	518,500
Atlas Senior Loan Fund, Ltd.
3.246%, 07/16/26 (144A) (f)	250,000	241,654
3.696%, 07/16/26 (144A) (f)	250,000	231,102
Avalon IV Capital, Ltd.
3.078%, 04/17/23 (144A) (f)	250,000	246,428

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Battalion CLO, Ltd.
3.582%, 10/22/25 (144A) (f)	500,000	$463,331
Benefit Street Partners CLO, Ltd.
3.731%, 07/20/26 (144A) (f)	500,000	468,194
Carlyle Global Market Strategies CLO, Ltd.
6.331%, 07/20/23 (144A) (f)	290,000	290,339
Cedar Funding III CLO, Ltd.
3.032%, 05/20/26 (144A) (f)	320,000	304,798
3.789%, 05/20/26 (144A) (f)	270,000	251,678
CIFC Funding, Ltd.
2.952%, 07/22/26 (144A) (f)	250,000	238,445
3.552%, 07/22/26 (144A) (f)	250,000	230,724
Flatiron CLO, Ltd.
3.828%, 01/17/26 (144A) (f)	500,000	475,235
Galaxy XVIII CLO, Ltd.
3.234%, 10/15/26 (144A) (f)	250,000	242,142
Jamestown CLO, Ltd.
3.734%, 07/15/26 (144A) (f)	250,000	232,707
LCM X L.P.
5.731%, 04/15/22 (144A) (f)	1,000,000	961,991
Madison Park Funding VIII, Ltd.
3.032%, 04/22/22 (144A) (f)	250,000	248,402
4.082%, 04/22/22 (144A) (f)	250,000	249,437
Madison Park Funding XIV, Ltd.
3.831%, 07/20/26 (144A) (f)	250,000	236,458
Oaktree EIF II, Ltd.
2.604%, 11/15/25 (144A) (f)	1,500,000	1,470,150
Octagon Investment Partners XII, Ltd.
5.732%, 05/05/23 (144A) (f)	400,000	386,460
Octagon Investment Partners XX, Ltd.
3.885%, 08/12/26 (144A) (f)	250,000	236,004
5.485%, 08/12/26 (144A) (f)	250,000	227,535
Palmer Square CLO, Ltd.
2.778%, 10/17/22 (144A) (f)	400,000	390,488
4.078%, 10/17/22 (144A) (f)	300,000	297,027
5.978%, 10/17/22 (144A) (f)	260,000	258,058
Steele Creek CLO, Ltd.
2.484%, 08/21/26 (144A) (f)	250,000	243,301
TICP CLO II, Ltd.
1.681%, 07/20/26 (144A) (f)	500,000	493,980
Voya CLO, Ltd.
3.829%, 07/25/26 (144A) (f)	500,000	468,020
Washington Mill CLO, Ltd.
3.231%, 04/20/26 (144A) (f)	250,000	241,625
3.681%, 04/20/26 (144A) (f)	320,000	296,952
WhiteHorse IX, Ltd.
2.919%, 07/17/26 (144A) (f)	250,000	236,628
Whitehorse VIII, Ltd.
2.982%, 05/01/26 (144A) (f)	345,000	328,163

Total Asset-Backed Securities (Cost $14,030,008)		13,819,091

Convertible Preferred Stocks—1.2%
Security Description	Shares/ Principal Amount*	Value

Oil & Gas—0.1%
Chesapeake Energy Corp.
5.750%, 12/31/49	899	957,435

Hotels, Restaurants & Leisure—1.1%
Amaya, Inc.
Zero Coupon, 12/31/49 (CAD) (c)	7,581,000	8,548,037

Total Convertible Preferred Stocks (Cost $8,025,689)		9,505,472

Convertible Bonds—1.0%

Coal—0.1%
Alpha Natural Resources, Inc.
3.750%, 12/15/17 (a)	1,702,000	849,936

Diversified Financial Services—0.0%
E*Trade Financial Corp.
Zero Coupon, 08/31/19 (144A)	76,000	179,693
Zero Coupon, 08/31/19	11,000	26,008

		205,701

Insurance—0.1%
Radian Group, Inc.
2.250%, 03/01/19 (a)	363,000	583,750
3.000%, 11/15/17 (a)	169,000	258,253

		842,003

Retail—0.1%
Enterprise Funding, Ltd.
3.500%, 09/10/20 (GBP)	300,000	429,940

Telecommunications—0.7%
Nokia Oyj
5.000%, 10/26/17 (EUR)	1,400,000	4,598,215
Telecom Italia Finance S.A.
6.125%, 11/15/16 (EUR)	300,000	425,454
Telefonica S.A.
6.000%, 07/24/17 (EUR)	400,000	497,088

		5,520,757

Total Convertible Bonds (Cost $8,166,797)		7,848,337

Preferred Stocks—0.9%

Banks—0.5%
GMAC Capital Trust I, 8.125% (f)	143,228	3,778,355

Consumer Finance—0.1%
Ally Financial, Inc., 8.500% (f)	22,812	613,186

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Diversified Financial Services—0.3%
Marsico Parent Superholdco LLC (144A) (b) (k)	25	$0
RBS Capital Funding Trust VII, 6.080%	90,156	2,198,905

		2,198,905

Total Preferred Stocks (Cost $6,532,015)		6,590,446

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (k) (c) (Cost $16)	1,601	9,529

Short-Term Investments—11.8%

Mutual Fund—11.5%
State Street Navigator Securities Lending MET Portfolio (m)	88,057,829	88,057,829

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $1,990,178 on 01/02/15, collateralized by $2,060,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $2,031,234.	1,990,178	1,990,178

Total Short-Term Investments (Cost $90,048,007)		90,048,007

Total Investments—112.0% (Cost $867,304,215) (n)		860,691,413
Other assets and liabilities (net)—(12.0)%		(91,958,791)

Net Assets—100.0%		$768,732,622

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $89,944,671 and the collateral received consisted of cash in the amount of $88,057,829 and non-cash collateral with a value of $8,257,735. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 1.2% of net assets.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $17,768,990, which is 2.3% of net assets. See details shown in the Restricted Securities table that follows.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2014, the value of securities pledged amounted to $30,277,834.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	Illiquid security. As of December 31, 2014, these securities represent 0.4% of net assets.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	This loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Represents investment of cash collateral received from securities lending transactions.
(n)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $869,715,340. The aggregate unrealized appreciation and depreciation of investments were $23,983,313 and $(33,007,240), respectively, resulting in net unrealized depreciation of $(9,023,927) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $240,991,688, which is 31.3% of net assets.
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Amaya Inc.	02/12/14	$7,581,000	$6,986,453	$8,548,037
General Maritime Corp.	12/11/13	262,836	4,862,466	4,058,188
HMH Publishing Co., Ltd.	06/22/14	1,601	16	9,529
National Air Cargo Group, Inc.	08/20/10	1,715,086	1,715,086	1,715,086
Stanley-Martin Communities LLC	10/22/07	450	282,182	633,150
Sterling Entertainment Enterprises LLC	12/28/12	2,750,000	2,750,000	2,805,000

				17,768,990

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	745,000	Standard Chartered Bank	01/21/15	$663,218	$(22,233)
CAD	1,570,000	State Street Bank and Trust	01/21/15	1,385,997	(35,194)
EUR	620,000	BNP Paribas S.A.	01/21/15	762,071	(11,712)
EUR	625,000	BNP Paribas S.A.	01/21/15	783,758	(27,347)
EUR	244,000	Bank of America N.A.	01/21/15	298,589	(3,286)
EUR	394,000	Bank of America N.A.	01/21/15	493,087	(16,246)
EUR	1,330,000	Bank of America N.A.	01/21/15	1,657,349	(47,708)
EUR	367,000	Citibank N.A.	01/21/15	456,770	(12,606)
EUR	50,000	Deutsche Bank AG	01/21/15	63,403	(2,890)
EUR	112,000	Goldman Sachs & Co.	01/21/15	137,906	(2,357)
EUR	345,000	Goldman Sachs & Co.	01/21/15	433,442	(15,903)
EUR	462,000	Goldman Sachs & Co.	01/21/15	571,536	(12,397)
EUR	964,000	Goldman Sachs & Co.	01/21/15	1,193,558	(26,871)
EUR	500,000	State Street Bank and Trust	01/21/15	619,559	(14,431)
EUR	519,000	State Street Bank and Trust	01/21/15	647,981	(19,858)
EUR	300,000	UBS AG	01/21/15	373,134	(10,057)
EUR	300,000	UBS AG	01/21/15	368,735	(5,658)
GBP	335,000	BNP Paribas S.A.	01/21/15	525,266	(3,200)
GBP	194,000	Bank of America N.A.	01/21/15	304,100	(1,770)
GBP	354,000	UBS AG	01/21/15	567,860	(16,185)

Contracts to Deliver
CAD	13,735,000	Barclays Bank plc	01/21/15	12,228,400	411,028
CAD	1,770,000	JPMorgan Chase Bank N.A.	01/21/15	1,580,949	58,069
CAD	2,715,000	Toronto Dominion Bank	01/21/15	2,378,245	42,303
EUR	171,000	BNP Paribas S.A.	01/21/15	216,812	9,858
EUR	48,438,000	JPMorgan Chase Bank N.A.	01/21/15	61,799,622	3,177,213
EUR	360,000	UBS AG	01/21/15	451,976	16,284
EUR	232,000	UBS AG	01/21/15	289,416	8,636
GBP	15,279,000	Barclays Bank plc	01/21/15	24,361,754	550,886

Net Unrealized Appreciation					$3,966,368

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	03/20/15	(104)	USD	(11,878,657)	$(608,623)
S&P 500 E-Mini Index Futures	03/20/15	(501)	USD	(49,996,178)	(1,416,442)

Net Unrealized Depreciation					$(2,025,065)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Barclays Bank plc	(1.750)%	06/25/14	OPEN	USD	562,480	$562,480
Credit Suisse Securities (USA) LLC	0.500%	12/22/14	OPEN	USD	597,000	597,000
Credit Suisse Securities (USA) LLC	0.650%	12/09/14	OPEN	USD	810,919	810,919
Credit Suisse Securities (USA) LLC	0.500%	12/16/14	OPEN	USD	915,750	915,750
Barclays Bank plc	0.600%	10/03/14	OPEN	USD	2,031,000	2,031,000
Deutsche Bank Securities, Inc.	0.600%	12/19/14	OPEN	USD	2,265,000	2,265,000
Credit Suisse Securities (USA) LLC	0.500%	12/22/14	12/19/16	USD	3,615,000	3,615,000
Deutsche Bank Securities, Inc.	0.600%	11/10/14	OPEN	USD	7,637,000	7,637,000
Deutsche Bank Securities, Inc.	0.600%	12/19/14	OPEN	USD	9,001,000	9,001,000

Total						$27,435,149

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments. A security in the amount of $31,125 has been received at the custodian bank as collateral for reverse repurchase agreements.

Swap Agreements

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America High Yield Index, Series 23	5.000%	12/20/19	3.557%	USD	32,454,250	$(38,412)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	8.000%	09/20/17	Deutsche Bank AG	1.235%	USD	1,500,000	$271,237	$—	$271,237
Techem GmbH 6.125% due 10/01/19	5.000%	09/20/18	Credit Suisse International	1.303%	EUR	700,000	114,713	77,889	36,824
Techem GmbH 6.125% due 10/01/19	5.000%	09/20/18	Credit Suisse International	1.303%	EUR	241,000	39,494	27,744	11,750
Techem GmbH 6.125% due 10/01/19	5.000%	12/20/18	Credit Suisse International	1.417%	EUR	235,788	39,783	25,951	13,832
Techem GmbH 6.125% due 10/01/19	5.000%	06/20/19	Barclays Bank plc	1.656%	EUR	456,000	80,043	66,852	13,191
Techem GmbH 5.000% due 06/20/19	5.000%	06/20/19	Credit Suisse International	1.688%	EUR	3,195,000	555,223	487,209	68,014
Techem GmbH 6.125% due 10/01/19	5.000%	06/20/19	Credit Suisse International	1.656%	EUR	760,000	133,406	110,623	22,783

Totals							$1,233,899	$796,268	$437,631

A security in the amount of $873,595 has been received at the custodian bank as collateral for swap contracts.

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$784,965	$—	$784,965
Aerospace/Defense	—	7,501,508	1,715,086	9,216,594
Airlines	—	7,082,262	—	7,082,262
Apparel	—	916,650	—	916,650
Auto Manufacturers	—	5,079,181	—	5,079,181
Auto Parts & Equipment	—	7,943,925	—	7,943,925
Banks	—	14,629,750	—	14,629,750
Beverages	—	636,867	—	636,867
Building Materials	—	7,929,268	—	7,929,268
Chemicals	—	8,361,043	0	8,361,043
Coal	—	8,060,486	—	8,060,486
Commercial Services	—	22,718,880	—	22,718,880
Computers	—	964,550	—	964,550
Distribution/Wholesale	—	12,639,130	—	12,639,130
Diversified Financial Services	—	22,990,010	—	22,990,010
Electric	—	15,584,435	—	15,584,435
Electrical Components & Equipment	—	1,126,472	—	1,126,472
Electronics	—	790,362	—	790,362
Energy-Alternate Sources	—	464,705	—	464,705
Engineering & Construction	—	7,970,329	—	7,970,329
Entertainment	—	4,347,531	—	4,347,531

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Environmental Control	$—	$1,509,454	$—	$1,509,454
Food	—	4,286,994	—	4,286,994
Food Service	—	1,491,729	—	1,491,729
Forest Products & Paper	—	662,025	—	662,025
Healthcare - Products	—	5,266,962	—	5,266,962
Healthcare - Services	—	28,694,613	—	28,694,613
Holding Companies - Diversified	—	2,429,920	—	2,429,920
Home Builders	—	19,516,539	—	19,516,539
Home Furnishings	—	720,310	—	720,310
Household Products/Wares	—	1,469,112	—	1,469,112
Insurance	—	5,329,552	—	5,329,552
Internet	—	6,525,620	—	6,525,620
Iron/Steel	—	4,711,268	—	4,711,268
Leisure Time	—	2,370,707	—	2,370,707
Lodging	—	18,089,939	—	18,089,939
Machinery - Construction & Mining	—	544,275	—	544,275
Machinery - Diversified	—	900,853	—	900,853
Media	—	50,504,117	2,805,000	53,309,117
Metal Fabricate/Hardware	—	6,316,184	—	6,316,184
Mining	—	3,761,076	—	3,761,076
Miscellaneous Manufacturing	—	2,329,059	—	2,329,059
Office/Business Equipment	—	3,248,544	—	3,248,544
Oil & Gas	—	55,061,739	—	55,061,739
Oil & Gas Services	—	2,374,979	—	2,374,979
Packaging & Containers	—	24,194,801	—	24,194,801
Pharmaceuticals	—	11,026,615	—	11,026,615
Pipelines	—	27,156,699	—	27,156,699
Real Estate	—	10,446,033	0	10,446,033
Real Estate Investment Trusts	—	2,776,357	—	2,776,357
Retail	—	13,577,708	—	13,577,708
Semiconductors	—	3,889,700	—	3,889,700
Shipbuilding	—	429,385	—	429,385
Software	—	18,543,200	—	18,543,200
Storage/Warehousing	—	561,600	—	561,600
Telecommunications	—	70,381,308	—	70,381,308
Textiles	—	1,255,885	—	1,255,885
Transportation	—	7,602,312	—	7,602,312
Trucking & Leasing	—	493,830	—	493,830
Total Corporate Bonds & Notes	—	578,973,312	4,520,086	583,493,398
Total Floating Rate Loans*	—	80,885,771	—	80,885,771
Common Stocks
Auto Components	8,283,242	—	—	8,283,242
Banks	4,549,569	—	—	4,549,569
Capital Markets	14,537,335	—	—	14,537,335
Chemicals	4,168,713	—	—	4,168,713
Consumer Finance	2,215,249	13,297,115	—	15,512,364
Containers & Packaging	—	11,692	—	11,692
Diversified Telecommunication Services	2,020,566	—	—	2,020,566
Hotels, Restaurants & Leisure	2,934,571	—	—	2,934,571
Household Durables	—	—	633,150	633,150
Insurance	7,373,045	—	—	7,373,045
Media	336,169	1,632,961	—	1,969,130
Metals & Mining	—	—	24,899	24,899
Oil, Gas & Consumable Fuels	—	—	4,058,188	4,058,188
Packaging & Containers	410,799	—	—	410,799
Paper & Forest Products	185,156	—	—	185,156
Trading Companies & Distributors	1,818,943	—	—	1,818,943
Total Common Stocks	48,833,357	14,941,768	4,716,237	68,491,362

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Asset-Backed Securities*	$—	$13,819,091	$—	$13,819,091
Total Convertible Preferred Stocks*	—	9,505,472	—	9,505,472
Total Convertible Bonds*	—	7,848,337	—	7,848,337
Preferred Stocks
Banks	3,778,355	—	—	3,778,355
Consumer Finance	613,186	—	—	613,186
Diversified Financial Services	2,198,905	—	0	2,198,905
Total Preferred Stocks	6,590,446	—	0	6,590,446
Total Warrant*	—	9,529	—	9,529
Short—Term Investments
Mutual Fund	88,057,829	—	—	88,057,829
Repurchase Agreement	—	1,990,178	—	1,990,178
Total Short—Term Investments	88,057,829	1,990,178	—	90,048,007
Total Investments	$143,481,632	$707,973,458	$9,236,323	$860,691,413

Collateral for Securities Loaned (Liability)	$—	$(88,057,829)	$—	$(88,057,829)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,274,277	$—	$4,274,277
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(307,909)	—	(307,909)
Total Forward Contracts	$—	$3,966,368	$—	$3,966,368
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(2,025,065)	$—	$—	$(2,025,065)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(38,412)	$—	$(38,412)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,233,899	$—	$1,233,899
Total Reverse Repurchase Agreements (Liability)	$—	$(27,435,149)	$—	$(27,435,149)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Corporate Bonds & Notes
Aerospace & Defense	$2,066,353	$0	$—	$(351,267	)(a)	$—	$—	$1,715,086	$0
Chemical	—	0	0	—		—	0	0	0
Media	2,750,000	55,000	—	—		—	—	2,805,000	55,000
Real Estate	0	—	—	—		—	—	0	—
Common Stocks
Diversified Telecommunications Services	189,005	—	—	—		—	(189,005)	—	—
Household Durables	620,550	12,600	—	—		—	—	633,150	12,600
Metals & Mining	—	(499,557)	—	—		524,456	—	24,899	(499,557)
Oil, Gas & Combustable Fuels	1,631,534	(804,278)	3,230,932	—		—	—	4,058,188	(804,278)
Preferred Stocks
Diversified Financial Services	0	—	—	—		—	—	0	—
Warrants
Media	3,222	—	—	—		—	(3,222)	—	—

Total	$7,260,664	$(1,236,235)	$3,230,932	$(351,267)		$524,456	$(192,227)	$9,236,323	$(1,236,235)

(a)	Sales include principal reductions.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Common Stocks in the amount of $524,456 were transferred into Level 3 due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common Stocks in the amount of $189,005 were transferred out of Level 3 due to the resumption of trading activity which resulted in the availability of significant observable inputs.

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Corporate Bonds & Notes
Aerospace & Defense	$1,715,086	Par	Call Price	$100.00	$100.00	$100.00	Increase
Media	2,805,000	Market Comparable Companies	Enterprise Value/LTM EBITDA	10.0x	14.2x	10.5x	Increase
		Discounted Cash Flow	Internal Rate of Return	9.00%	11.00%	9.90%	Decrease
Common Stock
Household Durables	633,150	Market Comparable Companies	Equity/Tangible Book Value	0.8x	2.1x	1.3x	Increase
Oil, Gas & Consumable Fuels	4,058,188	Merger & Acquisition Transaction	Net Asset Value	$15.44	$15.44	$15.44	Increase

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$860,691,413
Cash	230,619
Cash denominated in foreign currencies (c)	801,598
Cash collateral (d)	4,432,000
OTC swap contracts at market value (e)	1,233,899
Unrealized appreciation on forward foreign currency exchange contracts	4,274,277
Receivable for:
Investments sold	3,750,517
Fund shares sold	147,457
Dividends and interest	10,987,752
Variation margin on futures contracts	709,595
Interest on OTC swap contracts	15,352
Variation margin on swap contracts	30,541
Prepaid expenses	2,171

Total Assets	887,307,191
Liabilities
Reverse repurchase agreements	27,435,149
Cash collateral (f)	715,000
Unrealized depreciation on forward foreign currency exchange contracts	307,909
Collateral for securities loaned	88,057,829
Payables for:
Investments purchased	1,077,101
Fund shares redeemed	279,900
Accrued expenses:
Management fees	392,285
Distribution and service fees	58,106
Deferred trustees’ fees	67,424
Other expenses	183,866

Total Liabilities	118,574,569

Net Assets	$768,732,622

Net assets consist of:
Paid in surplus	$709,530,361
Undistributed net investment income	57,025,627
Accumulated net realized gain	6,513,107
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(4,336,473)

Net Assets	$768,732,622

Net Assets
Class A	$495,698,808
Class B	273,033,814
Capital Shares Outstanding*
Class A	60,294,562
Class B	33,561,035
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.22
Class B	8.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $867,304,215.
(b)	Includes securities loaned at value of $89,944,671.
(c)	Identified cost of cash denominated in foreign currencies was $804,875.
(d)	Includes collateral of $2,837,000 for futures contracts and $1,595,000 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $796,268.
(f)	Includes collateral of $400,000 for OTC swap contracts and $315,000 for reverse repurchase agreements.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$1,693,220
Interest (a)	50,093,976
Securities lending income	315,175

Total investment income	52,102,371
Expenses
Management fees	4,977,598
Administration fees	19,715
Custodian and accounting fees	304,752
Distribution and service fees—Class B	766,197
Interest expense	126,767
Audit and tax services	73,338
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	78,108
Insurance	5,373
Miscellaneous	16,734

Total expenses	6,446,662

Net Investment Income	45,655,709

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	20,193,401
Futures contracts	(2,497,567)
Written options	(3,571)
Swap contracts	(1,814,014)
Foreign currency transactions	3,582,740

Net realized gain	19,460,989

Net change in unrealized appreciation (depreciation) on:
Investments	(40,149,135)
Futures contracts	(1,737,097)
Swap contracts	785,067
Foreign currency transactions	5,943,151

Net change in unrealized depreciation	(35,158,014)

Net realized and unrealized loss	(15,697,025)

Net Increase in Net Assets From Operations	$29,958,684

(a)	Net of foreign withholding taxes of $1,294.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,655,709	$52,896,564
Net realized gain	19,460,989	37,400,619
Net change in unrealized depreciation	(35,158,014)	(10,492,276)

Increase in net assets from operations	29,958,684	79,804,907

From Distributions to Shareholders
Net investment income
Class A	(32,850,868)	(34,767,466)
Class B	(18,650,271)	(21,805,323)
Net realized capital gains
Class A	(24,118,359)	(13,650,688)
Class B	(14,259,906)	(8,859,543)

Total distributions	(89,879,404)	(79,083,020)

Decrease in net assets from capital share transactions	(18,612,421)	(68,008,509)

Total decrease in net assets	(78,533,141)	(67,286,622)

Net Assets
Beginning of period	847,265,763	914,552,385

End of period	$768,732,622	$847,265,763

Undistributed net investment income
End of period	$57,025,627	$53,669,309

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	11,132,160	$92,750,541	19,515,643	$168,265,167
Reinvestments	6,964,453	56,969,227	5,784,726	48,418,154
Redemptions	(18,523,055)	(154,702,014)	(30,621,408)	(271,693,816)

Net decrease	(426,442)	$(4,982,246)	(5,321,039)	$(55,010,495)

Class B
Sales	8,398,737	$71,047,469	10,678,244	$91,286,248
Reinvestments	4,057,975	32,910,177	3,690,116	30,664,866
Redemptions	(14,083,717)	(117,587,821)	(15,888,593)	(134,949,128)

Net decrease	(1,627,005)	$(13,630,175)	(1,520,233)	$(12,998,014)

Decrease derived from capital shares transactions		$(18,612,421)		$(68,008,509)

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.86	$8.93	$8.36	$8.70	$8.02

Income (Loss) from Investment Operations
Net investment income (a)	0.48	0.54	0.59	0.59	0.63
Net realized and unrealized gain (loss) on investments	(0.16)	0.26	0.73	(0.35)	0.62

Total from investment operations	0.32	0.80	1.32	0.24	1.25

Less Distributions
Distributions from net investment income	(0.55)	(0.62)	(0.64)	(0.58)	(0.57)
Distributions from net realized capital gains	(0.41)	(0.25)	(0.11)	0.00	0.00

Total distributions	(0.96)	(0.87)	(0.75)	(0.58)	(0.57)

Net Asset Value, End of Period	$8.22	$8.86	$8.93	$8.36	$8.70

Total Return (%) (b)	3.65 (d)	9.52	16.80 (c)	2.50	16.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.69	0.65	0.65	0.65
Ratio of expenses to average net assets excluding interest expense (%)	0.67	0.66	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	5.60	6.18	6.90	6.91	7.60
Portfolio turnover rate (%)	70	108	85	99	99
Net assets, end of period (in millions)	$495.7	$538.3	$589.6	$518.4	$679.1

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.78	$8.85	$8.29	$8.64	$7.98

Income (Loss) from Investment Operations
Net investment income (a)	0.45	0.51	0.56	0.56	0.60
Net realized and unrealized gain (loss) on investments	(0.15)	0.27	0.74	(0.34)	0.62

Total from investment operations	0.30	0.78	1.30	0.22	1.22

Less Distributions
Distributions from net investment income	(0.53)	(0.60)	(0.63)	(0.57)	(0.56)
Distributions from net realized capital gains	(0.41)	(0.25)	(0.11)	0.00	0.00

Total distributions	(0.94)	(0.85)	(0.74)	(0.57)	(0.56)

Net Asset Value, End of Period	$8.14	$8.78	$8.85	$8.29	$8.64

Total Return (%) (b)	3.42 (d)	9.33	16.54 (c)	2.34	15.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.94	0.90	0.90	0.90
Ratio of expenses to average net assets excluding interest expense (%)	0.92	0.91	0.90	0.90	0.90
Ratio of net investment income to average net assets (%)	5.34	5.94	6.65	6.66	7.29
Portfolio turnover rate (%)	70	108	85	99	99
Net assets, end of period (in millions)	$273.0	$309.0	$324.9	$270.4	$238.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2012 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-30

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, return of capital adjustments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $1,990,178, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the Portfolio had an outstanding reverse repurchase agreement balance for 365 days. The average amount of borrowings was $30,623,263 and the weighted average interest rate was 0.41% during the 365 day period.

MIST-31

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2014:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
Barclays Bank	$2,593,480	$(2,593,480)	—
Credit Suisse Securities (USA) LLC	5,938,669	(5,938,669)
Deutsche Bank Securities, Inc.	18,903,000	(18,903,000)	—

	$27,435,149	$(27,435,149)	—

[1]	Collateral with a value of $30,277,834 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged from the individual open repurchase agreements is not shown for financial reporting purposes.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either

MIST-32

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MIST-33

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2013	—	—
Options written	10,800	512,382
Options bought back	(4,900)	(199,123)
Options expired	(5,900)	(313,259)

Options outstanding December 31, 2014	—	—

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

MIST-34

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

MIST-35

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$1,233,899
			Unrealized depreciation on centrally cleared swap contracts* (b)	$38,412
Equity			Unrealized depreciation on futures contracts** (b)	2,025,065
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,274,277	Unrealized depreciation on forward foreign currency exchange contracts	307,909

Total		$5,508,176		$2,371,386

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest receivable of $15,352.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-36

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,041,957	$—	$—	$1,041,957
BNP Paribas S.A.	9,858	(9,858)	—	—
Credit Suisse International	882,619	—	(873,595)	9,024
Deutsche Bank AG	271,237	(2,890)	(268,347)	—
JPMorgan Chase Bank N.A.	3,235,282	—	—	3,235,282
Toronto Dominion Bank	42,303	—	—	42,303
UBS AG	24,920	(24,920)	—	—

	$5,508,176	$(37,668)	$(1,141,942)	$4,328,566

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$69,010	$—	$—	$69,010
BNP Paribas S.A.	42,259	(9,858)	—	32,401
Citibank N.A.	12,606	—	—	12,606
Deutsche Bank AG	2,890	(2,890)	—	—
Goldman Sachs & Co.	57,528	—	—	57,528
Standard Chartered Bank	22,233	—	—	22,233
State Street Bank and Trust	69,483	—	—	69,483
UBS AG	31,900	(24,920)	—	6,980

	$307,909	$(37,668)	$—	$270,241

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$(1,206,849)	$—	$(1,206,849)
Forward foreign currency transactions	—	—	4,175,178	4,175,178
Futures contracts	—	(2,497,567)	—	(2,497,567)
Swap contracts	(1,814,014)	—	—	(1,814,014)
Written options	—	(3,571)	—	(3,571)

	$(1,814,014)	$(3,707,987)	$4,175,178	$(1,346,823)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$6,046,192	$6,046,192
Futures contracts	—	(1,737,097)	—	(1,737,097)
Swap contracts	785,067	—	—	785,067

	$785,067	$(1,737,097)	$6,046,192	$5,094,162

MIST-37

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$144,167
Forward foreign currency transactions	113,055,877
Futures contracts short	(17,146)
Swap contracts	25,680,848
Written options	(150,000)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-38

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$588,305,097	$0	$680,934,491

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, Inc. that amounted to $441,799 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$4,977,598	0.600%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-39

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$70,879,327	$67,414,452	$19,000,077	$11,668,568	$89,879,404	$79,083,020

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$64,109,784	$4,097,914	$(8,938,013)	$—	$59,269,685

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-40

Met Investors Series Trust

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-41

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-42

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-43

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-44

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-45

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock High Yield Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the medians of its Performance Universes and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-Advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-46

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 13.67%, 13.27%, and 13.42%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 15.89%.

MARKET ENVIRONMENT / CONDITIONS

Global property stocks finished the year with strong returns in the fourth quarter, thereby generating a solid double-digit total return in 2014, handily exceeding the performance generated by broad equities and fixed income indices. Positive total return was generated in each of the major geographic regions for the quarter and year, with the U.S. real estate investment trust (“REIT”) market being a stand-out delivering a total return of 30.4% for the year, about half of which was generated during the fourth quarter. Performance among European property companies and those in the Asia-Pacific region was also positive for the year, although the dispersion of returns was high. Property company returns were strong for a number of reasons including attractive and rising dividends, strong earnings growth via both organic as well as external growth, and rising real estate values during the year. Interest rates and inflationary pressures remained lower than what was expected at the beginning of the year.

Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic conditions are improving in most of the developed markets around the globe, although the rate of improvement varies dramatically, from relatively robust in the U.S. and U.K., to tepid recoveries in the eurozone and Japan, to deceleration in China. Sentiment toward growth has recently been dampened by increased geopolitical events, including trade sanctions with Russia and regional conflict in the Middle East. Inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil, which has recently become accentuated. This bodes well for continued low intermediate and long-term interest rates. Despite the U.S. Federal Reserve Bank completing its quantitative easing program and potentially increasing short-term policy rates sometime next year, the outlook for long-term interest rates remains relatively benign. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. This combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With visible earnings growth in the 6-7% range for this year and next, and dividends growing at about the same pace as earnings, real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio performance trailed the benchmark during the one year period, primarily as the result of positioning in the Asia-Pacific region. Relative performance in the Asia-Pacific region proved to be challenging, as positioning in Japan was the primary detractor from relative performance during the year. Japanese property companies underperformed despite significant monetary and fiscal stimulus from the Japanese government and clear evidence of improving property fundamentals. Positive contributors to relative return for the year included stock selection in both the Americas and Europe, where selection among the U.S. office, mall and apartment REITs added value as did positions in office companies in London and residential companies in Germany. The Portfolio’s underweight positioning in Canada added considerable relative value for the year, given the underperformance of Canadian real estate companies amidst tepid economic growth.

In the U.S., we prefer the industrial and apartment sectors as well as coastal central business district office and high-end mall companies; we are more cautious on the storage, net lease and healthcare sectors. Over the year, Portfolio positioning emphasized property types which can benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California, such as New York, San Francisco and Los Angeles. We have expected the apartment and mall companies to continue to perform well as job growth and consumer spending continues to improve. At period end, we remained cautious on the more bond-like sectors of net lease and healthcare properties, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning. We additionally recognized the attractiveness of current yield via the dividend in some of these lower growth sectors.

Investments in Europe focused on companies with higher growth characteristics, such as London office companies and German residential, both which have reported steadily improving rental growth. Elsewhere on the Continent, the Portfolio included select value names which offer a high level of cash flow and dividend yield. Although many of the companies and markets are characterized by slow growth, we believed that real estate fundamentals likely improve over time, albeit gradually. At year end, the investment market remained extremely active with elevated demand for prime properties in London and Paris. We also believed that there may be more merger and acquisition activity involving euro zone property companies.

As of year end, positioning in the Asia-Pacific region continued to tread carefully around decelerating economic growth in mainland China, and ever-changing government policies aimed at limiting price appreciation for the residential sectors in Hong Kong, Singapore and mainland China. We have nonetheless “picked our spots” depending on what we believe to be priced into the market. We have been more positive on the office and retail property types in these markets, and selective on residential, depending on the market. We continued to favor the Tokyo office market, which is showing continued improved

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*—(Continued)

occupancies and accelerating rental growth after years of stagnation. Land values in Tokyo have recently improved and office vacancy has tightened. While gradual, improvement in Tokyo office rents remained steady and visible.

We have continued to believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	13.67	10.41	5.63
Class B	13.27	10.13	5.36
Class E	13.42	10.24	5.47
FTSE EPRA /NAREIT Developed Index	15.89	12.03	6.90

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	3.6
Mitsui Fudosan Co., Ltd.	3.4
Equity Residential (REIT)	3.3
Mitsubishi Estate Co., Ltd.	3.0
Health Care REIT, Inc. (REIT)	2.9
Sun Hung Kai Properties, Ltd.	2.7
ProLogis, Inc. (REIT)	2.7
Host Hotels & Resorts, Inc. (REIT)	2.7
Vornado Realty Trust (REIT)	2.2
AvalonBay Communities, Inc. (REIT)	2.2

Top Countries

% of Net Assets
United States	49.2
Japan	13.7
United Kingdom	7.9
Hong Kong	7.6
Australia	6.6
France	4.2
Singapore	4.1
Germany	3.1
Canada	1.2
Netherlands	1.1

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.64%	$1,000.00	$1,019.70	$3.26
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B	Actual	0.89%	$1,000.00	$1,018.10	$4.53
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class E	Actual	0.79%	$1,000.00	$1,018.90	$4.02
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—6.6%
Federation Centres, Ltd. (REIT) (a)	8,522,900	$19,835,891
Goodman Group (REIT) (a)	5,982,883	27,580,901
Investa Office Fund (REIT) (a)	3,971,907	11,731,674
Mirvac Group (REIT)	18,353,527	26,506,222
Scentre Group (REIT) (b)	4,276,791	12,161,231
Stockland (REIT) (a)	6,643,078	22,191,625
Westfield Corp. (REIT) (b)	1,267,459	9,266,674

		129,274,218

Canada—1.2%
Boardwalk Real Estate Investment Trust (REIT)	159,700	8,459,234
Canadian Real Estate Investment Trust (REIT)	182,300	7,184,986
RioCan Real Estate Investment Trust (REIT)	329,600	7,498,131

		23,142,351

France—4.2%
Icade S.A. (REIT) (a)	145,346	11,638,446
Klepierre (REIT)	592,350	25,514,422
Mercialys S.A. (REIT)	329,000	7,338,653
Unibail-Rodamco SE (Euronext Amsterdam) (REIT)	146,562	37,459,425
Unibail-Rodamco SE (Euronext Paris) (REIT)	5,219	1,344,201

		83,295,147

Germany—3.1%
Deutsche Annington Immobilien SE	198,544	6,753,565
Deutsche Wohnen AG	67,100	1,594,312
GAGFAH S.A. (b)	957,482	21,423,192
LEG Immobilien AG (b)	408,564	30,650,997

		60,422,066

Hong Kong—7.6%
China Overseas Land & Investment, Ltd.	4,548,000	13,451,181
Hang Lung Properties, Ltd.	2,557,300	7,126,909
Hongkong Land Holdings, Ltd.	3,661,645	24,645,416
Link REIT (The) (REIT)	3,172,800	19,785,202
New World Development Co., Ltd.	12,798,400	14,639,137
Sun Hung Kai Properties, Ltd.	3,541,600	53,553,970
Swire Properties, Ltd.	5,497,900	16,260,864

		149,462,679

Japan—13.7%
GLP J-REIT (REIT)	7,739	8,575,839
Japan Hotel REIT Investment Corp. (REIT)	7,182	4,598,414
Japan Real Estate Investment Corp. (REIT)	3,979	19,149,396
Japan Retail Fund Investment Corp. (REIT)	12,183	25,691,925
Kenedix Realty Investment Corp. (REIT) (a)	2,050	11,508,322
Mitsubishi Estate Co., Ltd.	2,766,756	58,556,601
Mitsui Fudosan Co., Ltd.	2,517,574	67,711,456
Nippon Prologis REIT, Inc. (REIT)	5,081	11,015,250
NTT Urban Development Corp.	710,000	7,122,314
Orix JREIT, Inc. (REIT) (a)	8,521	11,928,139
Sumitomo Realty & Development Co., Ltd.	808,300	27,535,108
Tokyo Tatemono Co., Ltd.	457,300	3,330,357

Japan—(Continued)
United Urban Investment Corp. (REIT)	8,367	13,142,344

		269,865,465

Netherlands—1.1%
Corio NV (REIT)	115,906	5,656,513
Eurocommercial Properties NV (REIT) (a)	164,257	6,967,761
Nieuwe Steen Investments NV (REIT) (c)	2,032,540	9,051,332

		21,675,606

Singapore—4.1%
CapitaCommercial Trust (REIT) (a)	14,984,500	19,834,924
CapitaLand, Ltd. (a)	10,441,300	25,942,372
Global Logistic Properties, Ltd. (a)	11,528,400	21,560,523
Suntec Real Estate Investment Trust (REIT) (a)	8,297,200	12,264,591

		79,602,410

Sweden—0.4%
Hufvudstaden AB - A Shares	522,248	6,779,116

Switzerland—0.5%
PSP Swiss Property AG (b)	108,541	9,345,771

United Kingdom—7.9%
British Land Co. plc (REIT)	2,699,510	32,429,437
Derwent London plc (REIT)	510,040	23,822,536
Great Portland Estates plc (REIT)	1,879,424	21,479,434
Hammerson plc (REIT)	2,603,177	24,330,591
Land Securities Group plc (REIT)	2,343,012	41,925,552
Safestore Holdings plc (REIT)	1,927,700	6,967,985
Unite Group plc	588,637	4,265,077

		155,220,612

United States—48.8%
American Realty Capital Properties, Inc. (REIT)	2,126,081	19,241,033
AvalonBay Communities, Inc. (REIT) (a)	260,480	42,559,827
BioMed Realty Trust, Inc. (REIT) (a)	655,700	14,123,778
Boston Properties, Inc. (REIT)	153,962	19,813,370
Brandywine Realty Trust (REIT)	556,300	8,889,674
Brixmor Property Group, Inc. (REIT)	554,200	13,766,328
Cousins Properties, Inc. (REIT)	489,800	5,593,516
DCT Industrial Trust, Inc. (REIT)	272,327	9,711,181
DDR Corp. (REIT) (a)	1,549,433	28,447,590
Douglas Emmett, Inc. (REIT)	756,359	21,480,596
Duke Realty Corp. (REIT)	1,151,023	23,250,665
Equity Residential (REIT)	908,150	65,241,496
Essex Property Trust, Inc. (REIT)	159,830	33,020,878
General Growth Properties, Inc. (REIT)	1,437,044	40,424,048
Health Care REIT, Inc. (REIT)	750,357	56,779,514
Healthcare Realty Trust, Inc. (REIT)	498,975	13,631,997
Healthcare Trust of America, Inc. (REIT) - Class A (a)	433,450	11,677,143
Highwoods Properties, Inc. (REIT) (a)	109,478	4,847,686
Hilton Worldwide Holdings, Inc. (b)	561,700	14,654,753
Host Hotels & Resorts, Inc. (REIT)	2,209,777	52,526,399
Kilroy Realty Corp. (REIT)	418,000	28,871,260

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Kimco Realty Corp. (REIT)	726,900	$18,274,266
Lexington Realty Trust (REIT) (a)	673,539	7,395,458
Liberty Property Trust (REIT)	51,785	1,948,670
Macerich Co. (The) (REIT)	236,088	19,692,100
Paramount Group, Inc. (REIT) (b)	984,800	18,307,432
Pebblebrook Hotel Trust (REIT)	212,500	9,696,375
Post Properties, Inc. (REIT)	272,700	16,026,579
ProLogis, Inc. (REIT)	1,236,092	53,189,039
Public Storage (REIT)	115,660	21,379,751
Ramco-Gershenson Properties Trust (REIT)	370,900	6,950,666
Simon Property Group, Inc. (REIT)	384,239	69,973,764
SL Green Realty Corp. (REIT) (a)	346,660	41,259,473
Spirit Realty Capital, Inc. (REIT)	1,656,600	19,696,974
Strategic Hotels & Resorts, Inc. (REIT) (b)	1,023,400	13,539,582
Sun Communities, Inc. (REIT) (a)	192,300	11,626,458
Sunstone Hotel Investors, Inc. (REIT)	525,800	8,680,958
Tanger Factory Outlet Centers, Inc. (REIT) (a)	218,567	8,078,236
Taubman Centers, Inc. (REIT)	128,832	9,845,341
UDR, Inc. (REIT)	1,063,875	32,788,627
Vornado Realty Trust (REIT)	363,652	42,805,477

		959,707,958

Total Common Stocks (Cost $1,665,701,755)		1,947,793,399

Warrant—0.0%

Hong Kong—0.0%
Sun Hung Kai Properties, Ltd., Expires 04/22/16 (b) (Cost $0)	168,800	426,645

Short-Term Investments—5.5%

Mutual Fund—5.1%
State Street Navigator Securities Lending MET Portfolio (d)	100,616,231	100,616,231

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $8,296,313 on 01/02/15, collateralized by $8,475,000 U.S. Treasury Bill at 0.000% due 08/20/15 with a value of $8,466,525.	8,296,313	8,296,313

Total Short-Term Investments (Cost $108,912,544)		108,912,544

Total Investments—104.7% (Cost $1,774,614,299) (e)		2,057,132,588
Other assets and liabilities (net)—(4.7)%		(92,128,996)

Net Assets—100.0%		$1,965,003,592

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $94,843,277 and the collateral received consisted of cash in the amount of $100,616,231. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Illiquid security. As of December 31, 2014, these securities represent 0.5% of net assets.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,832,189,744. The aggregate unrealized appreciation and depreciation of investments were $253,014,004 and $(28,071,160), respectively, resulting in net unrealized appreciation of $224,942,844 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2014	% of Net Assets
Retail REIT’s	21.3
Diversified REIT’s	15.7
Office REIT’s	13.5
Diversified Real Estate Activities	13.2
Residential REIT’s	10.7
Specialized REIT’s	9.9
Real Estate Operating Companies	7.7
Industrial REIT’s	5.6
Hotels, Resorts & Cruise Lines	1.0
Real Estate Development	0.7

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$129,274,218	$—	$129,274,218
Canada	23,142,351	—	—	23,142,351
France	1,344,201	81,950,946	—	83,295,147
Germany	—	60,422,066	—	60,422,066
Hong Kong	—	149,462,679	—	149,462,679
Japan	—	269,865,465	—	269,865,465
Netherlands	—	21,675,606	—	21,675,606
Singapore	—	79,602,410	—	79,602,410
Sweden	—	6,779,116	—	6,779,116
Switzerland	—	9,345,771	—	9,345,771
United Kingdom	—	155,220,612	—	155,220,612
United States	959,707,958	—	—	959,707,958
Total Common Stocks	984,194,510	963,598,889	—	1,947,793,399
Total Warrant*	426,645	—	—	426,645
Short-Term Investments
Mutual Fund	100,616,231	—	—	100,616,231
Repurchase Agreement	—	8,296,313	—	8,296,313
Total Short-Term Investments	100,616,231	8,296,313	—	108,912,544
Total Investments	$1,085,237,386	$971,895,202	$—	$2,057,132,588

Collateral for securities loaned (Liability)	$—	$(100,616,231)	$—	$(100,616,231)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,057,132,588
Receivable for:
Investments sold	24,777,384
Fund shares sold	975,103
Dividends	7,725,036
Prepaid expenses	5,237

Total Assets	2,090,615,348
Liabilities
Collateral for securities loaned	100,616,231
Payables for:
Investments purchased	22,264,945
Fund shares redeemed	1,182,090
Accrued expenses:
Management fees	996,306
Distribution and service fees	153,631
Deferred trustees’ fees	67,424
Other expenses	331,129

Total Liabilities	125,611,756

Net Assets	$1,965,003,592

Net assets consist of:
Paid in surplus	$1,936,744,510
Undistributed net investment income	12,158,819
Accumulated net realized loss	(266,371,814)
Unrealized appreciation on investments and foreign currency transactions	282,472,077

Net Assets	$1,965,003,592

Net Assets
Class A	$1,228,276,698
Class B	691,416,800
Class E	45,310,094
Capital Shares Outstanding*
Class A	98,830,919
Class B	55,918,234
Class E	3,650,994
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.43
Class B	12.36
Class E	12.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,774,614,299.
(b)	Includes securities loaned at value of $94,843,277.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$51,670,627
Interest	513
Securities lending income	563,474

Total investment income	52,234,614
Expenses
Management fees	11,471,028
Administration fees	44,910
Custodian and accounting fees	556,251
Distribution and service fees—Class B	1,612,168
Distribution and service fees—Class E	66,256
Audit and tax services	51,648
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	177,640
Insurance	12,066
Miscellaneous	16,698

Total expenses	14,086,745
Less broker commission recapture	(246,473)

Net expenses	13,840,272

Net Investment Income	38,394,342

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	151,686,859
Foreign currency transactions	(337,867)

Net realized gain	151,348,992

Net change in unrealized appreciation (depreciation) on:
Investments	55,402,675
Foreign currency transactions	(33,298)

Net change in unrealized appreciation	55,369,377

Net realized and unrealized gain	206,718,369

Net Increase in Net Assets From Operations	$245,112,711

(a)	Net of foreign withholding taxes of $3,312,468.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,394,342	$35,328,399
Net realized gain	151,348,992	115,426,447
Net change in unrealized appreciation (depreciation)	55,369,377	(90,627,675)

Increase in net assets from operations	245,112,711	60,127,171

From Distributions to Shareholders
Net investment income
Class A	(23,262,027)	(80,780,804)
Class B	(8,533,728)	(36,595,373)
Class E	(725,223)	(2,984,361)

Total distributions	(32,520,978)	(120,360,538)

Increase (decrease) in net assets from capital share transactions	(16,568,464)	188,328,915

Total increase in net assets	196,023,269	128,095,548

Net Assets
Beginning of period	1,768,980,323	1,640,884,775

End of period	$1,965,003,592	$1,768,980,323

Undistributed (distributions in excess of) net investment income
End of period	$12,158,819	$(14,766,382)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	6,814,925	$78,205,262	13,771,107	$161,126,875
Reinvestments	2,040,529	23,262,027	6,916,165	80,780,804
Redemptions	(17,702,714)	(210,017,444)	(6,954,377)	(81,838,491)

Net increase (decrease)	(8,847,260)	$(108,550,155)	13,732,895	$160,069,188

Class B
Sales	6,188,707	$71,902,954	6,422,374	$72,661,651
Fund subscription in kind (a)	11,028,735	126,168,723	0	0
Reinvestments	751,208	8,533,728	3,143,932	36,595,373
Redemptions	(9,509,141)	(112,468,877)	(7,402,764)	(83,620,087)

Net increase	8,459,509	$94,136,528	2,163,542	$25,636,937

Class E
Sales	399,419	$4,780,019	584,704	$6,696,848
Reinvestments	63,616	725,223	255,510	2,984,361
Redemptions	(648,455)	(7,660,079)	(619,786)	(7,058,419)

Net increase (decrease)	(185,420)	$(2,154,837)	220,428	$2,622,790

Increase (decrease) derived from capital shares transactions		$(16,568,464)		$188,328,915

(a)	Includes cash and securities amounting to $6,771,829 and $119,396,894, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.14	$11.50	$9.32	$10.23	$9.58

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.24	0.27	0.23	0.27
Net realized and unrealized gain (loss) on investments	1.26	0.23	2.15	(0.73)	1.20

Total from investment operations	1.50	0.47	2.42	(0.50)	1.47

Less Distributions
Distributions from net investment income	(0.21)	(0.83)	(0.24)	(0.41)	(0.82)

Total distributions	(0.21)	(0.83)	(0.24)	(0.41)	(0.82)

Net Asset Value, End of Period	$12.43	$11.14	$11.50	$9.32	$10.23

Total Return (%) (b)	13.67	3.76	26.30	(5.28)	16.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	0.65	0.66	0.67	0.69
Ratio of net investment income to average net assets (%)	2.07	2.12	2.54	2.35	2.86
Portfolio turnover rate (%)	39 (c)	36	43	31	55
Net assets, end of period (in millions)	$1,228.3	$1,200.0	$1,080.7	$939.0	$859.6

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.45	$9.28	$10.20	$9.55

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.24	0.21	0.24
Net realized and unrealized gain (loss) on investments	1.24	0.23	2.14	(0.74)	1.21

Total from investment operations	1.46	0.44	2.38	(0.53)	1.45

Less Distributions
Distributions from net investment income	(0.19)	(0.80)	(0.21)	(0.39)	(0.80)

Total distributions	(0.19)	(0.80)	(0.21)	(0.39)	(0.80)

Net Asset Value, End of Period	$12.36	$11.09	$11.45	$9.28	$10.20

Total Return (%) (b)	13.27	3.55	25.99	(5.59)	16.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	0.90	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	1.84	1.86	2.29	2.09	2.60
Portfolio turnover rate (%)	39 (c)	36	43	31	55
Net assets, end of period (in millions)	$691.4	$526.2	$518.7	$443.6	$461.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.13	$11.49	$9.31	$10.22	$9.57

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.22	0.25	0.22	0.25
Net realized and unrealized gain (loss) on investments	1.25	0.24	2.15	(0.74)	1.21

Total from investment operations	1.48	0.46	2.40	(0.52)	1.46

Less Distributions
Distributions from net investment income	(0.20)	(0.82)	(0.22)	(0.39)	(0.81)

Total distributions	(0.20)	(0.82)	(0.22)	(0.39)	(0.81)

Net Asset Value, End of Period	$12.41	$11.13	$11.49	$9.31	$10.22

Total Return (%) (b)	13.42	3.63	26.13	(5.41)	16.14

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.80	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	1.92	1.96	2.38	2.17	2.68
Portfolio turnover rate (%)	39 (c)	36	43	31	55
Net assets, end of period (in millions)	$45.3	$42.7	$41.5	$35.3	$41.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), Real Estate Investment Trusts (REITs), and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $8,296,313, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities and subscriptions in kind, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$751,623,079	$0	$859,685,836

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$11,471,028	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$32,520,978	$120,360,538	$—	$—	$32,520,978	$120,360,538

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$61,701,237	$—	$224,915,812	$(258,290,542)	$28,326,507

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $123,716,494.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$170,595,335	$87,695,207	$258,290,542

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Clarion Global Real Estate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarion Global Real Estate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-21

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-22

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Clarion Global Real Estate Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and CBRE Clarion Securities, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year period ended June 30, 2014 and underperformed its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended October 31, 2014 and underperformed its benchmark for the three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-23

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 19.12%, 18.89%, and 18.94%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 12.44%.

MARKET ENVIRONMENT / CONDITIONS

Entering 2014, we expected a tougher period for equities broadly and a more difficult stock picking environment. Performance has mostly played out this way although market conditions varied considerably over the course of the year. The first half of the year was a continuation of the strong performance of 2013 with lower volatility and light trading volumes. From July on, however, we experienced a real change in the market with several severe corrections. From mid-September through mid-October the S&P 500 Index lost over 9% and volatility spiked due to global growth concerns and geopolitical risks in Russia and the Middle East. In early December, the benchmark dropped 5% as oil prices plunged. In both cases, the market rebounded strongly, recouping losses in a matter of days.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the one year period ended December 31, 2014, both stock selection and sector allocation made positive contributions to the Portfolio’s outperformance relative to the benchmark Russell 3000 Growth Index. In particular, stock selection in the Health Care, Information Technology (“IT”) and Consumer Discretionary sectors made significant contributions to relative performance. An overweight to the Health Care sector also contributed significantly to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included Forest Laboratories, Amgen, UnitedHealth Group and Biogen Idec in the Health Care sector, as well as SanDisk in the IT sector.

Stock selection in the Energy, Materials and Industrials sectors was a significant detractor from relative performance for the period, as was an overweight to the Energy sector.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Core Laboratories and Weatherford International in the Energy sector, Cree in the IT sector, Freeport-McMoRan in the Materials sector, and Fluor in the Industrials sector

During the period, the Portfolio added new positions in ProQR Therapeutics in the Health Care sector and Nuance Communications in the IT sector. The Portfolio received shares of Actavis in the Health Care sector as a result of its acquisition of Forest Laboratories, and shares of NOW, Inc. in the Energy sector as a result of a spinoff from existing holding National Oilwell Varco. The Portfolio also acquired several classes of share of companies that are part of, or spinoffs from, Liberty Media Corp.

During the year ended December 31, 2014, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care (37.35%), Consumer Discretionary (19.53%), IT (18.15%), Energy (14.78%), Industrials (8.79%), and Materials (1.09%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecom or Utilities sectors. As always, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

While heightened volatility may have caused some investors to become defensive in the second half of the year, we have maintained the same growth strategy and long-term outlook for the stocks in the Portfolio. At the close of the period, we continued to look for the same characteristics in stocks that acquirers in an active M&A market are seeking: growth through strong free cash flow generation, pricing power and the ability to gain share in new markets.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	19.12	21.54	9.53
Class B	18.89	21.26	9.26
Class E	18.94	21.38	9.38
Russell 3000 Growth Index	12.44	15.89	8.50

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Biogen Idec, Inc.	8.7
Amgen, Inc.	7.4
UnitedHealth Group, Inc.	7.1
Comcast Corp. - Special Class A	6.0
Actavis plc	5.5
Anadarko Petroleum Corp.	5.3
Seagate Technology plc	4.4
SanDisk Corp.	3.9
Vertex Pharmaceuticals, Inc.	3.0
Pall Corp.	3.0

Top Sectors

% of Net Assets
Health Care	38.8
Consumer Discretionary	20.3
Information Technology	19.5
Energy	11.2
Industrials	9.2
Materials	0.8

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.56%	$1,000.00	$1,037.70	$2.88
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,036.60	$4.16
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E(a)	Actual	0.71%	$1,000.00	$1,036.90	$3.65
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Engility Holdings, Inc. (a)	57,266	$2,450,985
L-3 Communications Holdings, Inc.	582,900	73,567,809

		76,018,794

Biotechnology—20.2%
Agios Pharmaceuticals, Inc. (a) (b)	30,800	3,450,832
Amgen, Inc.	1,710,100	272,401,829
Biogen Idec, Inc. (a)	937,860	318,356,577
ImmunoGen, Inc. (a) (b)	499,700	3,048,170
Isis Pharmaceuticals, Inc. (a) (b)	498,335	30,767,203
ProQR Therapeutics NV (a)	88,300	1,913,461
Vertex Pharmaceuticals, Inc. (a)	932,672	110,801,433

		740,739,505

Commercial Services & Supplies—2.4%
ADT Corp. (The) (b)	701,612	25,419,403
Tyco International plc	1,473,125	64,611,262

		90,030,665

Communications Equipment—0.1%
ARRIS Group, Inc. (a)	122,915	3,710,804

Construction & Engineering—0.9%
Fluor Corp.	519,410	31,491,828

Electronic Equipment, Instruments & Components—2.5%
Dolby Laboratories, Inc. - Class A	295,300	12,733,336
TE Connectivity, Ltd.	1,269,625	80,303,781

		93,037,117

Energy Equipment & Services—5.7%
Core Laboratories NV (b)	514,070	61,863,184
Frank’s International NV (b)	30,500	507,215
National Oilwell Varco, Inc.	916,878	60,083,015
Weatherford International plc (a) (b)	7,614,500	87,186,025

		209,639,439

Health Care Equipment & Supplies—2.5%
Covidien plc	901,025	92,156,837
Wright Medical Group, Inc. (a) (b)	56,921	1,529,467

		93,686,304

Health Care Providers & Services—7.1%
UnitedHealth Group, Inc.	2,580,450	260,857,690

Internet & Catalog Retail—2.0%
Liberty Interactive Corp. - Class A (a)	1,867,200	54,933,024
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	4,153,898
Liberty Ventures - Series A (a)	419,879	15,837,836

		74,924,758

Internet Software & Services—1.1%
Facebook, Inc. - Class A (a)	535,500	41,779,710

Machinery—3.6%
Pall Corp.	1,094,100	110,733,861
Pentair plc	339,804	22,569,782

		133,303,643

Media—18.3%
AMC Networks, Inc. - Class A (a) (b)	825,825	52,662,860
Cablevision Systems Corp. - Class A (b)	3,043,100	62,809,584
CBS Corp. - Class B	323,200	17,885,888
Comcast Corp. - Class A	795,200	46,129,552
Comcast Corp. - Special Class A (b)	3,814,400	219,575,936
DIRECTV (a)	799,375	69,305,813
Liberty Broadband Corp. - Class A (a) (b)	117,647	5,892,938
Liberty Broadband Corp. - Class C (a) (b)	235,294	11,722,347
Liberty Global plc - Class A (a) (b)	299,400	15,031,377
Liberty Global plc - Series C (a)	299,400	14,464,014
Liberty Media Corp. - Class A (a)	470,588	16,597,639
Liberty Media Corp. - Class C (a)	941,176	32,969,395
Madison Square Garden Co. (The) - Class A (a) (b)	858,150	64,584,369
Starz - Class A (a) (b)	513,888	15,262,474
Viacom, Inc. - Class B	344,700	25,938,675

		670,832,861

Metals & Mining—0.9%
Freeport-McMoRan, Inc.	770,800	18,005,888
Nucor Corp. (b)	274,700	13,474,035

		31,479,923

Oil, Gas & Consumable Fuels—5.5%
Anadarko Petroleum Corp.	2,369,860	195,513,450
Newfield Exploration Co. (a)	205,400	5,570,448

		201,083,898

Pharmaceuticals—9.0%
Actavis plc (a) (b)	786,777	202,524,268
Mallinckrodt plc (a) (b)	143,915	14,251,902
Teva Pharmaceutical Industries, Ltd. (ADR)	298,100	17,143,731
Valeant Pharmaceuticals International, Inc. (a)	663,070	94,891,948

		328,811,849

Semiconductors & Semiconductor Equipment—4.6%
Broadcom Corp. - Class A	2,035,545	88,200,165
Cree, Inc. (a) (b)	1,087,200	35,029,584
Intel Corp. (b)	1,288,348	46,754,149

		169,983,898

Software—2.8%
Advent Software, Inc. (b)	8,700	266,568
Autodesk, Inc. (a)	944,300	56,714,658
Citrix Systems, Inc. (a)	616,100	39,307,180
Nuance Communications, Inc. (a) (b)	400,000	5,708,000

		101,996,406

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—8.3%
SanDisk Corp. (b)	1,443,190	$141,403,756
Seagate Technology plc (b)	2,448,500	162,825,250

		304,229,006

Trading Companies & Distributors—0.2%
NOW, Inc. (a) (b)	229,219	5,897,805

Total Common Stocks (Cost $2,368,999,330)		3,663,535,903

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group, Inc. (a)	229,340	1,096,245

Media—0.0%
Liberty Broadband Corp., Expires 01/09/15 (a) (b)	70,589	670,596

Total Rights (Cost $573,350)		1,766,841

Short-Term Investments—12.6%

Mutual Fund—12.3%
State Street Navigator Securities Lending MET Portfolio (c)	452,480,341	452,480,341

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $9,131,366 on 01/02/15, collateralized by $9,305,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $9,316,631.	9,131,366	9,131,366

Total Short-Term Investments (Cost $461,611,707)		461,611,707

Total Investments—112.4% (Cost $2,831,184,387) (d)		4,126,914,451
Other assets and liabilities (net)—(12.4)%		(454,473,400)

Net Assets—100.0%		$3,672,441,051

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $437,715,633 and the collateral received consisted of cash in the amount of $452,480,341 and non-cash collateral with a value of $7,788. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,829,789,712. The aggregate unrealized appreciation and depreciation of investments were $1,375,974,877 and $(78,850,138), respectively, resulting in net unrealized appreciation of $1,297,124,739 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,663,535,903	$—	$—	$3,663,535,903
Total Rights*	1,766,841	—	—	1,766,841
Short-Term Investments
Mutual Fund	452,480,341	—	—	452,480,341
Repurchase Agreement	—	9,131,366	—	9,131,366
Total Short-Term Investments	452,480,341	9,131,366	—	461,611,707
Total Investments	$4,117,783,085	$9,131,366	$—	$4,126,914,451

Collateral for securities loaned (Liability)	$—	$(452,480,341)	$—	$(452,480,341)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$4,126,914,451
Receivable for:
Fund shares sold	1,321,009
Dividends	849,724
Prepaid expenses	9,348

Total Assets	4,129,094,532
Liabilities
Collateral for securities loaned	452,480,341
Payables for:
Fund shares redeemed	1,836,099
Accrued expenses:
Management fees	1,694,848
Distribution and service fees	290,241
Deferred trustees’ fees	136,415
Other expenses	215,537

Total Liabilities	456,653,481

Net Assets	$3,672,441,051

Net assets consist of:
Paid in surplus	$3,154,297,269
Undistributed net investment income	12,004,584
Accumulated net realized loss	(789,579,866)
Unrealized appreciation on investments and foreign currency transactions	1,295,719,064

Net Assets	$3,672,441,051

Net Assets
Class A	$2,285,051,904
Class B	1,335,934,907
Class E	51,454,240
Capital Shares Outstanding*
Class A	143,043,404
Class B	85,686,666
Class E	3,269,134
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.97
Class B	15.59
Class E	15.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,831,184,387.
(b)	Includes securities loaned at value of $437,715,633.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$33,585,635
Securities lending income	557,740

Total investment income	34,143,375
Expenses
Management fees	17,825,732
Administration fees	74,324
Custodian and accounting fees	215,607
Distribution and service fees—Class B	2,821,339
Distribution and service fees—Class E	64,675
Audit and tax services	47,779
Legal	24,099
Trustees’ fees and expenses	41,749
Shareholder reporting	165,270
Insurance	18,130
Miscellaneous	17,560

Total expenses	21,316,264
Less management fee waiver	(359,469)
Less broker commission recapture	(8,541)

Net expenses	20,948,254

Net Investment Income	13,195,121

Net Realized and Unrealized Gain
Net realized gain on investments	270,279,442

Net change in unrealized appreciation (depreciation) on:
Investments	285,991,670
Foreign currency transactions	(19,087)

Net change in unrealized appreciation	285,972,583

Net realized and unrealized gain	556,252,025

Net Increase in Net Assets From Operations	$569,447,146

(a)	Net of foreign withholding taxes of $196,320.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,195,121	$6,270,261
Net realized gain	270,279,442	88,294,221
Net change in unrealized appreciation	285,972,583	576,561,657

Increase in net assets from operations	569,447,146	671,126,139

From Distributions to Shareholders
Net investment income
Class A	(4,659,929)	(5,041,108)
Class B	(980,727)	(1,291,219)
Class E	(52,111)	(59,787)

Total distributions	(5,692,767)	(6,392,114)

Increase in net assets from capital share transactions	860,283,324	124,107,518

Total increase in net assets	1,424,037,703	788,841,543

Net Assets
Beginning of period	2,248,403,348	1,459,561,805

End of period	$3,672,441,051	$2,248,403,348

Undistributed net investment income
End of period	$12,004,584	$5,973,062

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	11,450,519	$165,200,393	24,795,424	$296,086,154
Shares issued through acquisition (a)	52,772,184	743,032,347	0	0
Reinvestments	334,046	4,659,929	484,256	5,041,108
Redemptions	(32,745,499)	(484,905,741)	(19,304,630)	(220,349,977)

Net increase	31,811,250	$427,986,928	5,975,050	$80,777,285

Class B
Sales	10,599,811	$154,932,775	14,022,239	$159,108,442
Shares issued through acquisition (a)	37,694,063	519,047,253	0	0
Reinvestments	71,900	980,727	126,839	1,291,219
Redemptions	(18,072,447)	(262,049,156)	(10,434,473)	(116,158,981)

Net increase	30,293,327	$412,911,599	3,714,605	$44,240,680

Class E
Sales	485,039	$7,145,254	449,876	$5,186,622
Shares issued through acquisition (a)	3,216,498	44,677,162	0	0
Reinvestments	3,787	52,111	5,821	59,787
Redemptions	(2,290,344)	(32,489,730)	(543,104)	(6,156,856)

Net increase (decrease)	1,414,980	$19,384,797	(87,407)	$(910,447)

Increase derived from capital shares transactions		$860,283,324		$124,107,518

(a)	See Note 8 of Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$13.45	$9.26	$7.81		$7.55	$6.09

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.05	0.05		0.02	0.01
Net realized and unrealized gain on investments	2.50	4.19	1.42		0.25	1.45

Total from investment operations	2.57	4.24	1.47		0.27	1.46

Less Distributions
Distributions from net investment income	(0.05)	(0.05)	(0.02)		(0.01)	(0.00	)(b)

Total distributions	(0.05)	(0.05)	(0.02)		(0.01)	(0.00	)(b)

Net Asset Value, End of Period	$15.97	$13.45	$9.26		$7.81	$7.55

Total Return (%) (c)	19.12	45.90	18.81		3.55	24.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.61	0.64		0.65	0.68
Net ratio of expenses to average net assets (%) (d)	0.56	0.61	0.64		0.65	0.68
Ratio of net investment income to average net assets (%)	0.50	0.43	0.61		0.27	0.19
Portfolio turnover rate (%)	0 (e)	7	4		6	1
Net assets, end of period (in millions)	$2,285.1	$1,496.3	$974.5		$657.9	$585.2

	Class B
	Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$13.13	$9.04	$7.63		$7.39	$5.97

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.02	0.03		0.00 (f)	0.00	(f)
Net realized and unrealized gain on investments	2.44	4.10	1.38		0.24	1.42

Total from investment operations	2.48	4.12	1.41		0.24	1.42

Less Distributions
Distributions from net investment income	(0.02)	(0.03)	(0.00	)(b)	0.00	0.00

Total distributions	(0.02)	(0.03)	(0.00	)(b)	0.00	0.00

Net Asset Value, End of Period	$15.59	$13.13	$9.04		$7.63	$7.39

Total Return (%) (c)	18.89	45.60	18.51		3.25	23.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.86	0.89		0.90	0.93
Net ratio of expenses to average net assets (%) (d)	0.81	0.86	0.89		0.90	0.93
Ratio of net investment income (loss) to average net assets (%)	0.25	0.18	0.31		0.04	(0.06)
Portfolio turnover rate (%)	0 (e)	7	4		6	1
Net assets, end of period (in millions)	$1,335.9	$727.5	$467.3		$421.4	$197.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.26	$9.12	$7.70	$7.44	$6.01

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.03	0.03	0.01	0.00	(f)
Net realized and unrealized gain on investments	2.46	4.14	1.40	0.25	1.43

Total from investment operations	2.51	4.17	1.43	0.26	1.43

Less Distributions
Distributions from net investment income	(0.03)	(0.03)	(0.01)	0.00	0.00

Total distributions	(0.03)	(0.03)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$15.74	$13.26	$9.12	$7.70	$7.44

Total Return (%) (c)	18.94	45.85	18.57	3.49	23.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.76	0.79	0.80	0.83
Net ratio of expenses to average net assets (%) (d)	0.71	0.76	0.79	0.80	0.83
Ratio of net investment income to average net assets (%)	0.36	0.28	0.40	0.18	0.00	(g)
Portfolio turnover rate (%)	0 (e)	7	4	6	1
Net assets, end of period (in millions)	$51.5	$24.6	$17.7	$17.2	$3.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.
(f)	Net investment income was less than $0.01.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, return of capital adjustments and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $9,131,366, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$7,921,979	$0	$341,625,874

The Portfolio engaged in security transactions with other accounts managed by Clearbridge Investments, LLC that amounted to $63,015,900 in sales of investments, which are included above.

With respect to the Portfolio’s merger with ClearBridge Aggressive Growth Portfolio II (see Note 8) on April 25, 2014, the Portfolio acquired long-term securities with a cost of $1,176,671,634 that are not included in the above non-U.S. Government purchases value.

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$17,825,732	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts in excess of $2.85 billion

The Subadviser had agreed for the period from November 1, 2013 through April 27, 2014, to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio and the ClearBridge Aggressive Growth Portfolio II, another series of the Trust. The waiver reflects the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the ClearBridge Aggressive Growth Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. In addition to the above advisory fee agreement, the Adviser had contractually agreed to reduce its Advisory fee for managing the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$5,692,767	$6,392,114	$—	$—	$5,692,767	$6,392,114

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$12,140,999	$—	$1,297,113,743	$(790,974,545)	$518,280,197

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $270,148,522.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16		Expiring 12/31/17	Expiring 12/31/18	Total
$646,544,237	*	$130,530,096	$13,900,212	$790,974,545

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

8. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,458,844,544, $750,816,679 and $26,132,387, respectively, acquired all of the assets and liabilities of ClearBridge Aggressive Growth Portfolio II of the Trust (“ClearBridge Aggressive Growth Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 52,772,184 Class A shares of the Portfolio (valued at $743,032,347) for 19,421,836 Class A shares of ClearBridge Aggressive Growth Portfolio II, 37,694,063 Class B shares of the Portfolio (valued at $519,047,253) for 15,292,346 Class B shares of ClearBridge Aggressive Growth Portfolio II and 3,216,498 Class E shares of the Portfolio (valued at $44,677,162) for 1,247,466 Class E shares of ClearBridge Aggressive Growth Portfolio II. Each shareholder of ClearBridge Aggressive Growth Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by ClearBridge Aggressive Growth Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by ClearBridge Aggressive Growth Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

ClearBridge Aggressive Growth Portfolio II’s net assets on April 25, 2014, were $743,032,347, $519,047,253 and $44,677,162 for Class A, Class B and Class E shares, respectively, including investments valued at $1,306,129,563 with a cost basis of $1,182,214,634. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value;

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

however, the cost basis of the investments received by the Portfolio from ClearBridge Aggressive Growth Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,542,550,372, which included $123,923,016 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net Investment income	$14,159,995	(a)
Net realized and unrealized gain on investments	$616,885,954	(b)

Net increase in net assets from operations	$631,045,949

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of ClearBridge Aggressive Growth Portfolio II that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

a)	$13,195,121 net investment income as reported, plus $950,528 from ClearBridge Aggressive Growth Portfolio II pre-merger net investment income, minus $23,126 in higher net advisory fees, plus $37,472 of pro-forma eliminated other expenses.
(b)	$1,295,719,064 unrealized appreciation as reported, minus $958,055,577 pro-forma December 31, 2013 unrealized appreciation, plus $270,279,442 net realized gain as reported, plus $8,943,025 in net realized gain from ClearBridge Aggressive Growth Portfolio II pre-merger.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-21

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-22

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

ClearBridge Aggressive Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and ClearBridge Advisors, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Russell 3000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-23

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 13.57% and 13.23%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 14.75%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index declined 0.25% in December, but finished the fourth quarter up 4.93% and gained 13.69% for the year as a whole. Diverging global economies, strong merger and acquisition (“M&A”) activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the year, particularly compared to other developed markets, which helped fuel U.S. corporate earnings growth and strong equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of the year from exceptionally low levels mid-year, but the S&P 500 Index had no more than three consecutive down days during 2014, a feat not seen since 1928. M&A activity rose to its highest annual level since 2007, largely due to transactions within the Information Technology and Health Care sectors, which handily outperformed the broader market. Following the unexpected decline in U.S. interest rates, Real Estate Investment Trusts (REITs) and the Utilities sector also outperformed the broader market. The Energy sector underperformed during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2014, stock selection within the Consumer Discretionary and Utilities sectors detracted from relative returns, while selection in the Consumer Staples and Materials sectors contributed to results.

Over the previous year, Triumph Group, Inc. was the top detractor from performance at the Portfolio level. Its shares were under pressure throughout the year due to execution challenges on their 747-8 program and a lackluster growth environment, as well as timing of anticipated margin improvements. Despite underperformance in 2014, we anticipated an improvement in demand in 2015 and remained positive regarding management’s ability to meet expectations. At period end, we remained confident in management’s ability to achieve significant synergies from the acquisitions completed in 2014 and drive long-term shareholder value. Also during the year, the Portfolio’s investment in Southwestern Energy Co., another oil and natural gas exploration and production company, was a top detractor from performance, driven by weaker natural gas prices. During the fourth quarter, Southwestern Energy closed its previously announced acquisition of Marcellus and Utica shale assets from Chesapeake Energy and announced a $1 billion share buyback program. At year end, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville Shales, and its newly acquired assets further enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by the management team’s commitment to disciplined growth, cost reductions, and shareholder returns.

Keurig Green Mountain, Inc., the leader in specialty coffee and coffeemakers, was the overall top contributor to performance. We initiated the Portfolio’s position in the company earlier this year given our conviction that K-Cups, the company’s single-serve beverage pods, could experience significant growth over the next three years, specifically driven by installed base growth. The company’s share price rallied after the announcement that Coca-Cola agreed to purchase a 10% stake in the firm. Recognizing the quality of the business, Coca-Cola entered into a 10-year agreement to explore producing Coca-Cola products for use with Green Mountain’s Keurig Cold beverage system. However, following the stock’s strong second-half performance, we exited the Portfolio’s position and redeployed capital into names where we saw greater upside potential.

Another top contributor for the year was the Portfolio’s position in Kroger Co. Strong quarterly earnings, driven by solid execution, helped the company maintain its positive momentum throughout the year. In our view, Kroger has consistently been able to gain market share, driven by a focus on low prices, high convenience and healthy choices. Its margins appeared to have stabilized and can begin to expand following many years of investment to improve its competitive positioning. We also believed its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. Furthermore, industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

At the end of the period, the top two overweight sectors in the Portfolio relative to the Russell Midcap Value Index were Consumer Discretionary and Consumer Staples, while the top two underweight sectors were Utilities and Financials. Also at the end of the period, the top two active weights relative to the Russell Midcap Value Index were the Portfolio’s positions in Gap, Inc. and FirstEnergy Corp.

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintained high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continued to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintained our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

Dolores Bamford

Andrew Braun

Sean Gallagher

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Goldman Sachs Mid Cap Value Portfolio
Class A	13.57	15.90	9.17
Class B	13.23	15.61	8.89
Russell Midcap Value Index	14.75	17.43	9.43

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
FirstEnergy Corp.	2.1
Sempra Energy	2.0
Gap, Inc. (The)	1.9
Lincoln National Corp.	1.9
Cigna Corp.	1.8
Principal Financial Group, Inc.	1.6
Brixmor Property Group, Inc.	1.5
Fifth Third Bancorp	1.5
Navient Corp.	1.5
ConAgra Foods, Inc.	1.5

Top Sectors

% of Net Assets
Financials	28.5
Consumer Discretionary	14.3
Information Technology	12.2
Health Care	9.1
Industrials	8.9
Utilities	7.3
Consumer Staples	6.6
Materials	5.8
Energy	4.2

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.75%	$1,000.00	$1,045.40	$3.87
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B	Actual	1.00%	$1,000.00	$1,044.20	$5.15
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Alliant Techsystems, Inc.	81,937	$9,525,176
Textron, Inc.	196,272	8,265,014
Triumph Group, Inc. (a)	133,089	8,946,243

		26,736,433

Airlines—0.4%
United Continental Holdings, Inc. (b)	47,415	3,171,589

Banks—5.7%
Fifth Third Bancorp	560,701	11,424,283
Huntington Bancshares, Inc.	1,047,281	11,017,396
M&T Bank Corp. (a)	64,457	8,097,088
Signature Bank (b)	56,263	7,086,888
Zions Bancorporation	167,777	4,783,322

		42,408,977

Beverages—0.8%
Molson Coors Brewing Co. - Class B	77,007	5,738,562

Building Products—1.8%
Armstrong World Industries, Inc. (b)	114,959	5,876,704
Fortune Brands Home & Security, Inc.	164,496	7,446,734

		13,323,438

Capital Markets—2.5%
Invesco, Ltd.	257,537	10,177,862
Raymond James Financial, Inc.	149,883	8,586,797

		18,764,659

Chemicals—3.2%
Axalta Coating Systems, Ltd. (b)	184,411	4,798,374
Celanese Corp. - Series A	95,944	5,752,802
CF Industries Holdings, Inc.	26,215	7,144,636
Valspar Corp. (The)	69,139	5,979,141

		23,674,953

Communications Equipment—1.7%
Brocade Communications Systems, Inc.	559,419	6,623,521
Juniper Networks, Inc.	276,533	6,172,216

		12,795,737

Consumer Finance—2.7%
Navient Corp.	521,261	11,264,450
SLM Corp.	872,168	8,887,392

		20,151,842

Containers & Packaging—1.0%
Packaging Corp. of America	96,499	7,531,747

Diversified Financial Services—1.8%
NASDAQ OMX Group, Inc. (The)	131,063	6,285,782
Voya Financial, Inc.	164,237	6,960,364

		13,246,146

Electric Utilities—2.1%
FirstEnergy Corp. (a)	406,200	15,837,738

Electronic Equipment, Instruments & Components—0.3%
Keysight Technologies, Inc. (b)	66,484	2,245,165

Energy Equipment & Services—0.3%
Oil States International, Inc. (b)	45,695	2,234,485

Food & Staples Retailing—1.8%
Kroger Co. (The)	94,619	6,075,486
Whole Foods Market, Inc. (a)	141,865	7,152,833

		13,228,319

Food Products—3.0%
ConAgra Foods, Inc.	306,913	11,134,804
Tyson Foods, Inc. - Class A (a)	274,156	10,990,914

		22,125,718

Health Care Equipment & Supplies—1.4%
Zimmer Holdings, Inc.	90,395	10,252,601

Health Care Providers & Services—4.8%
Cardinal Health, Inc.	114,569	9,249,155
Cigna Corp.	127,563	13,127,508
Envision Healthcare Holdings, Inc. (b)	104,602	3,628,644
Laboratory Corp. of America Holdings (b)	93,900	10,131,810

		36,137,117

Health Care Technology—0.5%
Allscripts Healthcare Solutions, Inc. (b)	311,012	3,971,623

Hotels, Restaurants & Leisure—2.4%
MGM Resorts International (b)	384,073	8,211,481
Starwood Hotels & Resorts Worldwide, Inc.	115,513	9,364,639

		17,576,120

Household Durables—2.0%
Mohawk Industries, Inc. (b)	50,140	7,789,750
Toll Brothers, Inc. (b)	209,778	7,189,092

		14,978,842

Household Products—1.1%
Energizer Holdings, Inc.	66,738	8,579,837

Independent Power and Renewable Electricity Producers—0.9%
NRG Energy, Inc.	252,329	6,800,267

Insurance—8.7%
Arthur J. Gallagher & Co.	143,782	6,769,256
Everest Re Group, Ltd.	52,196	8,888,979
Genworth Financial, Inc. - Class A (b)	255,501	2,171,758
Lincoln National Corp.	248,798	14,348,181
Principal Financial Group, Inc.	234,922	12,201,849
Unum Group	148,130	5,166,774
Validus Holdings, Ltd.	142,806	5,935,017

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
XL Group plc	287,161	$9,869,724

		65,351,538

Internet & Catalog Retail—1.4%
Expedia, Inc.	51,556	4,400,820
Liberty Interactive Corp. - Class A (b)	194,745	5,729,398

		10,130,218

Internet Software & Services—1.1%
AOL, Inc. (b)	91,744	4,235,820
Pandora Media, Inc. (a) (b)	229,860	4,098,404

		8,334,224

IT Services—1.3%
Xerox Corp.	678,558	9,404,814

Machinery—0.7%
Terex Corp.	192,875	5,377,355

Media—3.1%
AMC Networks, Inc. - Class A (b)	125,051	7,974,502
Liberty Broadband Corp. - Class A (b)	18,320	917,649
Liberty Broadband Corp. - Class C (b)	37,266	1,856,592
Liberty Media Corp. - Class A (b)	73,282	2,584,656
Liberty Media Corp. - Class C (b)	188,273	6,595,203
Scripps Networks Interactive, Inc. - Class A (a)	42,458	3,195,814

		23,124,416

Metals & Mining—1.6%
Carpenter Technology Corp. (a)	109,735	5,404,449
Reliance Steel & Aluminum Co.	55,760	3,416,415
TimkenSteel Corp.	93,722	3,470,526

		12,291,390

Multi-Utilities—4.2%
PG&E Corp.	201,607	10,733,557
SCANA Corp. (a)	99,148	5,988,539
Sempra Energy	134,669	14,996,740

		31,718,836

Oil, Gas & Consumable Fuels—3.9%
Chesapeake Energy Corp. (a)	388,430	7,601,575
Cimarex Energy Co.	37,036	3,925,816
Energen Corp.	9,900	631,224
Southwestern Energy Co. (a) (b)	361,617	9,868,528
Tesoro Corp. (a)	91,165	6,778,118

		28,805,261

Pharmaceuticals—2.4%
Endo International plc (b)	152,038	10,964,980
Mylan, Inc. (b)	122,335	6,896,024

		17,861,004

Professional Services—0.4%
Dun & Bradstreet Corp. (The)	22,636	2,738,051

Real Estate Investment Trusts—7.1%
AvalonBay Communities, Inc.	63,316	10,345,201
Brixmor Property Group, Inc.	462,727	11,494,139
DDR Corp.	485,745	8,918,278
RLJ Lodging Trust	234,291	7,855,777
Starwood Property Trust, Inc. (a)	402,189	9,346,873
Taubman Centers, Inc.	70,619	5,396,704

		53,356,972

Road & Rail—2.0%
Hertz Global Holdings, Inc. (b)	365,566	9,117,216
Kansas City Southern	50,517	6,164,590

		15,281,806

Semiconductors & Semiconductor Equipment—4.5%
Altera Corp.	185,768	6,862,270
Analog Devices, Inc.	89,102	4,946,943
Atmel Corp. (a) (b)	681,774	5,723,493
Broadcom Corp. - Class A	118,574	5,137,811
Maxim Integrated Products, Inc.	348,632	11,110,902

		33,781,419

Software—2.6%
Check Point Software Technologies, Ltd. (a) (b)	70,449	5,535,178
Citrix Systems, Inc. (b)	83,384	5,319,899
Informatica Corp. (b)	119,202	4,545,768
Red Hat, Inc. (b)	63,184	4,368,542

		19,769,387

Specialty Retail—4.1%
Gap, Inc. (The)	344,773	14,518,391
GNC Holdings, Inc. - Class A	88,112	4,137,739
Staples, Inc.	404,622	7,331,751
Urban Outfitters, Inc. (a) (b)	143,532	5,042,279

		31,030,160

Technology Hardware, Storage & Peripherals—0.7%
NetApp, Inc.	128,691	5,334,242

Textiles, Apparel & Luxury Goods—1.3%
Fossil Group, Inc. (b)	46,457	5,144,648
PVH Corp.	37,832	4,848,928

		9,993,576

Total Common Stocks (Cost $640,800,747)		725,196,584

Rights—0.0%

Media—0.0%
Liberty Broadband Corp., Expires 01/09/15 (b) (Cost $0)	11,118	105,621

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—12.3%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—8.9%
State Street Navigator Securities Lending MET Portfolio (c)	66,904,201	$66,904,201

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $25,080,311 on 01/02/15, collateralized by $25,585,000 Federal Home Loan Bank at 0.200% due 08/24/15 with a value of $25,585,000.	25,080,311	25,080,311

Total Short-Term Investments (Cost $91,984,512)		91,984,512

Total Investments—109.2% (Cost $732,785,259) (d)		817,286,717
Other assets and liabilities (net)—(9.2)%		(68,587,022)

Net Assets—100.0%		$748,699,695

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $66,209,004 and the collateral received consisted of cash in the amount of $66,904,201 and non-cash collateral with a value of $1,633,815. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $734,779,080. The aggregate unrealized appreciation and depreciation of investments were $92,367,164 and $(9,859,527), respectively, resulting in net unrealized appreciation of $82,507,637 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$725,196,584	$—	$—	$725,196,584
Total Rights*	105,621	—	—	105,621
Short-Term Investments
Mutual Fund	66,904,201	—	—	66,904,201
Repurchase Agreement	—	25,080,311	—	25,080,311
Total Short-Term Investments	66,904,201	25,080,311	—	91,984,512
Total Investments	$792,206,406	$25,080,311	$—	$817,286,717

Collateral for securities loaned (Liability)	$—	$(66,904,201)	$—	$(66,904,201)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$817,286,717
Cash	45,946
Receivable for:
Investments sold	768,709
Fund shares sold	53,881
Dividends	1,051,092
Prepaid expenses	1,922

Total Assets	819,208,267
Liabilities
Collateral for securities loaned	66,904,201
Payables for:
Investments purchased	2,539,157
Fund shares redeemed	391,196
Accrued expenses:
Management fees	452,090
Distribution and service fees	47,192
Deferred trustees’ fees	67,424
Other expenses	107,312

Total Liabilities	70,508,572

Net Assets	$748,699,695

Net assets consist of:
Paid in surplus	$486,561,984
Undistributed net investment income	7,397,538
Accumulated net realized gain	170,238,715
Unrealized appreciation on investments	84,501,458

Net Assets	$748,699,695

Net Assets
Class A	$525,134,246
Class B	223,565,449
Capital Shares Outstanding*
Class A	32,147,234
Class B	13,724,616
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.34
Class B	16.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $732,785,259.
(b)	Includes securities loaned at value of $66,209,004.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$14,292,357
Securities lending income	76,725

Total investment income	14,369,082
Expenses
Management fees	6,001,562
Administration fees	20,014
Custodian and accounting fees	92,521
Distribution and service fees—Class B	542,551
Audit and tax services	39,510
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	58,588
Insurance	5,370
Miscellaneous	12,995

Total expenses	6,851,190
Less broker commission recapture	(97,541)

Net expenses	6,753,649

Net Investment Income	7,615,433

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	172,408,539
Futures contracts	(1,826,641)

Net realized gain	170,581,898

Net change in unrealized depreciation on investments	(74,541,994)

Net realized and unrealized gain	96,039,904

Net Increase in Net Assets From Operations	$103,655,337

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,615,433	$8,672,619
Net realized gain	170,581,898	189,058,934
Net change in unrealized appreciation (depreciation)	(74,541,994)	71,562,850

Increase in net assets from operations	103,655,337	269,294,403

From Distributions to Shareholders
Net investment income
Class A	(6,633,773)	(8,515,979)
Class B	(1,172,145)	(1,812,117)
Net realized capital gains
Class A	(149,603,013)	(27,403,374)
Class B	(37,949,648)	(7,198,478)

Total distributions	(195,358,579)	(44,929,948)

Increase (decrease) in net assets from capital share transactions	(215,012,894)	11,325,875

Total increase (decrease) in net assets	(306,716,136)	235,690,330

Net Assets
Beginning of period	1,055,415,831	819,725,501

End of period	$748,699,695	$1,055,415,831

Undistributed net investment income
End of period	$7,397,538	$7,782,605

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	745,178	$11,581,159	6,037,861	$94,610,806
Reinvestments	10,723,183	156,236,786	2,463,604	35,919,353
Redemptions	(26,632,402)	(402,992,633)	(7,012,517)	(110,997,914)

Net increase (decrease)	(15,164,041)	$(235,174,688)	1,488,948	$19,532,245

Class B
Sales	1,825,154	$28,555,772	2,075,283	$32,429,771
Reinvestments	2,688,784	39,121,793	618,859	9,010,595
Redemptions	(2,936,587)	(47,515,771)	(3,084,321)	(49,646,736)

Net increase (decrease)	1,577,351	$20,161,794	(390,179)	$(8,206,370)

Increase (decrease) derived from capital shares transactions		$(215,012,894)		$11,325,875

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.76	$14.05	$11.96	$12.82	$10.41

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.19	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.84	4.32	2.01	(0.91)	2.45

Total from investment operations	2.00	4.47	2.20	(0.78)	2.54

Less Distributions
Distributions from net investment income	(0.15)	(0.18)	(0.11)	(0.08)	(0.13)
Distributions from net realized capital gains	(3.27)	(0.58)	0.00	0.00	0.00

Total distributions	(3.42)	(0.76)	(0.11)	(0.08)	(0.13)

Net Asset Value, End of Period	$16.34	$17.76	$14.05	$11.96	$12.82

Total Return (%) (b)	13.57	32.95	18.46	(6.13)	24.56

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.76	0.77
Ratio of net investment income to average net assets (%)	0.98	0.95	1.45	1.05	0.85
Portfolio turnover rate (%)	85	112	81	74	98
Net assets, end of period (in millions)	$525.1	$840.2	$643.9	$529.5	$432.6

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.72	$14.02	$11.94	$12.80	$10.40

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.11	0.16	0.10	0.07
Net realized and unrealized gain (loss) on investments	1.83	4.31	2.00	(0.90)	2.44

Total from investment operations	1.94	4.42	2.16	(0.80)	2.51

Less Distributions
Distributions from net investment income	(0.10)	(0.14)	(0.08)	(0.06)	(0.11)
Distributions from net realized capital gains	(3.27)	(0.58)	0.00	0.00	0.00

Total distributions	(3.37)	(0.72)	(0.08)	(0.06)	(0.11)

Net Asset Value, End of Period	$16.29	$17.72	$14.02	$11.94	$12.80

Total Return (%) (b)	13.23	32.65	18.12	(6.29)	24.23

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	0.99	1.00	1.01	1.02
Ratio of net investment income to average net assets (%)	0.69	0.70	1.18	0.78	0.64
Portfolio turnover rate (%)	85	112	81	74	98
Net assets, end of period (in millions)	$223.6	$215.2	$175.8	$164.6	$147.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and Real Estate Investment Trusts (REITs) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $25,080,311, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $246,589,664 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $1,826,641 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$705,693,365	$0	$1,124,518,201

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $62,169,676 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$6,001,562	0.750%	First $200 million
	0.700%	Over $200 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Goldman Sachs Asset Management, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2014 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$42,979

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$77,779,694	$17,717,033	$117,578,885	$27,212,915	$195,358,579	$44,929,948

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$70,559,102	$109,138,400	$82,507,634	$—	$262,205,136

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-20

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-21

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Goldman Sachs Mid Cap Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Goldman Sachs Asset Management, L.P. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board also took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned -5.52%, -5.79%, and -5.67%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -4.90%.

MARKET ENVIRONMENT / CONDITIONS

Over the course of 2014, major global markets and Portfolio holdings were affected by a variety of circumstances. Currency movement was one such circumstance. The U.S. dollar appreciated versus the Australian dollar (+9%), the euro (+14%) and the yen (nearly +14%) for the year. The immediate impact of this appreciation caused lower U.S. dollar returns of those non-U.S. based assets as currency declines were absorbed. Over the medium term, a weak currency effect usually complements the earnings results of most non-U.S.-based multinationals, and subsequently, has a positive influence on foreign share prices. An additional event that affected markets was the rapid decline of oil prices, with both Brent Crude and West Texas Intermediate (WTI) plummeting around 50% in 2014. Overall, this drop has translated to measurable positives for global economic growth and corporate earnings, most especially for users of transportation fuels, petrochemical, plastics and fertilizers. However, it also proved challenging for energy companies and those countries that depend on oil exports. Lastly, markets were challenged by the ongoing situation in Ukraine, as sanctions on imports from and exports to Russia saw businesses struggle to maintain normal operations and unload a surplus of goods that would have otherwise been dealt to Russia.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Both country weightings and stock selection contributed to the Portfolio’s underperformance relative to its benchmark for the period. Holdings in the U.K., the Netherlands, Hong Kong and Japan were the main detractors from relative results for the year. Performance compared with the benchmark was helped most by holdings in Germany, Italy and France.

In terms of absolute collective performance, only three of 14 countries in which we were invested delivered positive absolute returns for the year, with the most significant losses coming from the Netherlands (-13%), the U.K. (-10%) and Hong Kong (-9%). Of the 19 underlying holdings in these countries, only seven delivered positive returns for the period. Israel (+22%), Italy (+15%) and Canada (+10%) generated positive collective absolute returns for full-year 2014.

The Portfolio’s worst detractors for the year were Tesco (U.K.), Honda Motor (Japan) and Credit Suisse Group (Switzerland). The unexpected departure of the CEO, a large profit warning, and an accounting discrepancy led us to reassess our estimates of Tesco. We reduced the Portfolio’s position in the company by approximately two-thirds in the third quarter and sold all shares in Tesco by the end of the year.

Honda Motor’s share price was pressured in 2014 as a result of earnings reports that missed market expectations and costly vehicle recalls. During the second quarter of the year, Honda issued a recall of about two million vehicles related to possible faulty air bags (supplied by an outside components maker). In addition, the probe initiated by the National Highway Traffic Safety Administration regarding Honda’s failure to report air bag malfunction incidents remains ongoing. However, based on similar circumstances involving vehicle manufacturer’s recalls, we assessed that Honda’s liability will not materially impact its shareholders. We were also pleased that Honda’s fiscal first-quarter results showed an increase in net income (+19.6%) and total revenues (+5.4%) from the same period as last year and total sales in the U.S. for October increased 5.8% from a year ago. Lastly, global auto demand remains strong, which has worked to the benefit of Honda and helped improve its performance.

Credit Suisse Group’s share price declined in 2014 as the company worked to settle its U.S. tax evasion case that ultimately resulted in a $2.6 billion fine. Investors also showed concern over potential regulatory changes to capital ratios. However, considering Credit Suisse’s current level of capital, management’s ongoing efforts to minimize risk, its drive to increase shareholder returns, and the earnings power of the private banking business, we were comfortable with the company’s capital position and balance sheet. The management team also issued $5 billion of senior debt in the second quarter of 2014, its first large senior debt sale in three years. Despite its settlement with the U.S. authorities, the deal attracted $10 billion of demand. We believe this illustrated that Credit Suisse’s fundamentals are sound and it is still an attractive investment.

The Portfolio’s top contributors to performance for the year were AMP (Australia), Intesa Sanpaolo (Italy) and Olympus (Japan). AMP’s release of its fiscal full-year 2013 financial results and the subsequent release of its fiscal first-half results prompted its stock price to advance, with underlying profit beating consensus expectations. We met with AMP’s then new CEO Craig Meller in the second quarter of 2014 who expressed that along with continued focus on reducing expenses via a cost-out plan, he is working to reinforce customer relationships and boost retention by way of better product targeting and omnichannel distribution.

Intesa Sanpaolo’s share price gained value in the first three quarters of the year as fears over Italy’s banking system and government receded. We have always believed these fears were overblown and that Italy was in much better long-term fiscal health than many of its periphery countries. Intesa’s CEO has committed to return EUR 10 billion to shareholders via dividends over the next four years. This constitutes a cumulative payout ratio in excess of 70%. Even with this return of capital to shareholders, Intesa should be over-capitalized compared with Basel III requirements, leaving the door open for additional capital returns. Additionally, management is in the process of increasing investments in fee-based businesses, including asset management and insurance, and exiting non-core businesses and investments. In our view, at year end Intesa Sanpaolo’s strategy remained solid.

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

Investors remained optimistic throughout the year with regard to Olympus’ performance in the medical equipment business. Endoscope sales in North America rose in 2014 and offset weaker performance in Japan. During the third quarter, management forecasted 10% current-year medical segment growth owing to higher surgery revenues and greater sales of endoscopes in emerging markets, especially in China, where medical sales were growing at about 20%. We met with Yasuo Takeuchi, Director and member of the company’s board, who stated that Olympus is investing JPY 18 billion for the current fiscal year in its medical business, mostly to enlarge the sales staff and enhance its research and development capabilities in the surgical business.

Currency hedging was actively utilized throughout the year, as we still believe that many currencies are overvalued compared to the U.S. dollar. Approximately 23% of the Portfolio’s Australian dollar, 25% of the Portfolio’s Swiss franc and 14% of the Portfolio’s Swedish krona exposure were hedged at year-end.

The Portfolio finished the year with most of its equity assets invested in Europe (outside of the U.K.) and within that region, Switzerland (18%) held the most Portfolio weight. The U.K. (17%) held the next largest weighting. Both Canada and Israel (both less than 1%) account for the smallest Portfolio weightings, as these countries contained only one holding each.

As active value managers, we believe that today’s market provides exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders. The issues that came to light in 2014 exemplify why a company’s nation of domicile is far less important to us than where it derives its revenues. What carries more weight in our analysis is the economics of a business, the company’s ownership structure and the alignment of management with shareholders. In 2014, it appears the U.S.-domiciled companies trumped all others, but the investing world has a history of restoring equilibrium to such imbalances. With that in mind, we continue to seek out value wherever we may find it, and all things considered we found that company valuations continue to be compelling.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	-5.52	9.93	8.05
Class B	-5.79	9.67	7.78
Class E	-5.67	9.77	7.89
MSCI EAFE Index	-4.90	5.33	4.43

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Credit Suisse Group AG	4.9
BNP Paribas S.A.	3.7
Daimler AG	3.2
Cie Financiere Richemont S.A.	3.2
Honda Motor Co., Ltd.	3.2
Allianz SE	3.1
Bayerische Motoren Werke (BMW) AG	3.0
Intesa Sanpaolo S.p.A.	3.0
Daiwa Securities Group, Inc.	2.8
Experian plc	2.8

Top Countries

% of Net Assets
Switzerland	17.6
United Kingdom	16.0
France	14.5
Japan	10.8
Germany	10.5
Netherlands	6.3
Italy	5.3
Sweden	4.1
Australia	3.6
United States	3.6

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.82%	$1,000.00	$924.60	$3.98
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class B(a)	Actual	1.07%	$1,000.00	$923.30	$5.19
	Hypothetical*	1.07%	$1,000.00	$1,019.81	$5.45

Class E(a)	Actual	0.97%	$1,000.00	$923.80	$4.70
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—95.9% of Net Assets

Security Description	Shares	Value

Australia—3.6%
AMP, Ltd.	11,732,882	$52,211,301
Orica, Ltd. (a)	4,457,953	68,321,488

		120,532,789

Canada—0.2%
Thomson Reuters Corp. (a)	164,100	6,620,216

France—14.5%
BNP Paribas S.A.	2,109,976	123,991,235
Christian Dior S.A.	179,171	30,612,635
Danone S.A.	1,045,739	68,795,499
Kering	391,500	75,268,862
LVMH Moet Hennessy Louis Vuitton S.A.	342,400	54,145,106
Pernod-Ricard S.A.	431,400	47,832,319
Publicis Groupe S.A.	450,915	32,295,965
Safran S.A.	788,300	48,519,051

		481,460,672

Germany—10.5%
Allianz SE	613,300	101,902,059
Bayerische Motoren Werke (BMW) AG	919,400	99,850,360
Continental AG	8,800	1,868,702
Daimler AG	1,287,400	107,408,582
SAP SE	523,500	37,014,325

		348,044,028

Hong Kong—1.4%
Melco Crown Entertainment, Ltd. (ADR) (a)	1,876,500	47,663,100

Ireland—2.8%
Experian plc	5,420,400	91,429,789

Israel—0.2%
Check Point Software Technologies, Ltd. (a) (b)	92,300	7,252,011

Italy—5.3%
Exor S.p.A.	273,000	11,137,668
Intesa Sanpaolo S.p.A.	34,385,600	99,472,052
Prada S.p.A. (a)	11,692,800	65,929,826

		176,539,546

Japan—10.8%
Canon, Inc.	744,300	23,640,366
Daiwa Securities Group, Inc. (a)	12,108,000	94,292,428
Honda Motor Co., Ltd.	3,612,700	105,056,223
Meitec Corp.	271,300	8,007,964
Olympus Corp. (b)	607,900	21,419,912
Secom Co., Ltd. (a)	253,500	14,564,108
Toyota Motor Corp.	1,450,400	90,447,766

		357,428,767

Netherlands—6.3%
Akzo Nobel NV	222,161	15,405,682
CNH Industrial NV (a)	11,205,100	90,328,878

Netherlands—(Continued)
Heineken Holding NV	326,734	20,480,527
Koninklijke Ahold NV	536,779	9,541,802
Koninklijke Philips NV	2,499,278	72,566,938

		208,323,827

South Korea—2.6%
Samsung Electronics Co., Ltd.	71,795	86,301,327

Sweden—4.1%
Atlas Copco AB - B Shares	1,412,194	36,185,857
Hennes & Mauritz AB - B Shares	707,700	29,356,679
SKF AB - B Shares	2,904,900	61,110,274
Swedish Match AB	353,344	11,021,165

		137,673,975

Switzerland—17.6%
Adecco S.A. (b)	989,625	67,793,221
Cie Financiere Richemont S.A.	1,195,300	105,876,482
Credit Suisse Group AG (b)	6,475,966	162,344,853
Holcim, Ltd. (b)	1,173,600	83,337,471
Kuehne & Nagel International AG (a)	532,800	72,424,206
Nestle S.A.	675,800	49,537,182
Schindler Holding AG (Participation Certificate)	286,900	41,397,623

		582,711,038

United Kingdom—16.0%
Diageo plc	3,143,700	90,164,929
G4S plc	1,896,000	8,159,569
GlaxoSmithKline plc	2,329,900	49,848,329
Lloyds Banking Group plc (b)	66,718,100	78,785,156
Meggitt plc	5,014,278	40,080,907
Schroders plc	1,529,662	63,397,556
Schroders plc (non-voting shares)	10,427	337,036
Smiths Group plc	2,252,244	38,119,469
Willis Group Holdings plc (a)	1,908,200	85,506,442
Wolseley plc	483,876	27,546,281
WPP plc	2,324,100	48,216,230

		530,161,904

Total Common Stocks (Cost $3,156,544,170)		3,182,142,989

Short-Term Investments—10.8%

Mutual Fund—7.2%
State Street Navigator Securities Lending MET Portfolio (c)	239,971,078	239,971,078

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $120,343,349 on 01/02/15, collateralized by $122,420,000 U.S. Government Agency obligations with rates ranging from 0.110% - 1.500%, maturity dates ranging from 01/09/15 - 01/31/19 with a value of $122,752,938.	120,343,349	$120,343,349

Total Short-Term Investments (Cost $360,314,427)		360,314,427

Total Investments—106.7% (Cost $3,516,858,597) (d)		3,542,457,416
Other assets and liabilities (net)—(6.7)%		(222,062,459)

Net Assets—100.0%		$3,320,394,957

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $234,324,064 and the collateral received consisted of cash in the amount of $239,971,078 and non-cash collateral with a value of $6,998,538. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $3,551,994,667. The aggregate unrealized appreciation and depreciation of investments were $186,483,749 and $(196,021,000), respectively, resulting in net unrealized depreciation of $(9,537,251) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Automobiles	12.1
Textiles, Apparel & Luxury Goods	10.0
Capital Markets	9.7
Banks	9.1
Insurance	7.2
Machinery	6.9
Professional Services	5.0
Beverages	4.8
Food Products	3.6
Industrial Conglomerates	3.3

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	12,711,000	State Street Bank and Trust	06/17/15	$10,687,790	$(427,919)
AUD	15,394,000	State Street Bank and Trust	06/17/15	12,558,425	(132,932)
SEK	47,377,000	State Street Bank and Trust	03/18/15	6,456,154	(377,107)
SEK	51,023,000	State Street Bank and Trust	03/18/15	7,396,996	(850,124)
SEK	99,397,000	State Street Bank and Trust	03/18/15	13,065,487	(311,641)

Contracts to Deliver
AUD	62,293,000	State Street Bank and Trust	06/17/15	$55,681,221	$5,400,511
CHF	145,938,000	State Street Bank and Trust	09/16/15	151,293,800	3,625,253
SEK	352,344,000	State Street Bank and Trust	03/18/15	52,480,250	7,270,221

Net Unrealized Appreciation					$14,196,262

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(SEK)—	Swedish Krona

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$120,532,789	$—	$120,532,789
Canada	6,620,216	—	—	6,620,216
France	—	481,460,672	—	481,460,672
Germany	—	348,044,028	—	348,044,028
Hong Kong	47,663,100	—	—	47,663,100
Ireland	—	91,429,789	—	91,429,789
Israel	7,252,011	—	—	7,252,011
Italy	—	176,539,546	—	176,539,546
Japan	—	357,428,767	—	357,428,767
Netherlands	—	208,323,827	—	208,323,827
South Korea	—	86,301,327	—	86,301,327
Sweden	—	137,673,975	—	137,673,975
Switzerland	—	582,711,038	—	582,711,038
United Kingdom	85,506,442	444,655,462	—	530,161,904
Total Common Stocks	147,041,769	3,035,101,220	—	3,182,142,989
Short-Term Investments
Mutual Fund	239,971,078	—	—	239,971,078
Repurchase Agreement	—	120,343,349	—	120,343,349
Total Short-Term Investments	239,971,078	120,343,349	—	360,314,427
Total Investments	$387,012,847	$3,155,444,569	$—	$3,542,457,416

Collateral for securities loaned (Liability)	$—	$(239,971,078)	$—	$(239,971,078)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$16,295,985	$—	$16,295,985
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,099,723)	—	(2,099,723)
Total Forward Contracts	$—	$14,196,262	$—	$14,196,262

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$3,542,457,416
Unrealized appreciation on forward foreign currency exchange contracts	16,295,985
Receivable for:
Investments sold	9,333,732
Fund shares sold	1,501,005
Dividends	7,944,329
Prepaid expenses	9,341

Total Assets	3,577,541,808
Liabilities
Due to bank cash denominated in foreign currencies (c)	5,489,349
Unrealized depreciation on forward foreign currency exchange contracts	2,099,723
Collateral for securities loaned	239,971,078
Payables for:
Investments purchased	5,801,501
Fund shares redeemed	630,994
Accrued expenses:
Management fees	2,132,744
Distribution and service fees	291,786
Deferred trustees’ fees	67,424
Other expenses	662,252

Total Liabilities	257,146,851

Net Assets	$3,320,394,957

Net assets consist of:
Paid in surplus	$2,928,031,147
Undistributed net investment income	87,416,523
Accumulated net realized gain	265,672,931
Unrealized appreciation on investments and foreign currency transactions	39,274,356

Net Assets	$3,320,394,957

Net Assets
Class A	$1,903,622,983
Class B	1,287,407,347
Class E	129,364,627
Capital Shares Outstanding*
Class A	119,404,443
Class B	82,194,084
Class E	8,203,689
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.94
Class B	15.66
Class E	15.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,516,858,597.
(b)	Includes securities loaned at value of $234,324,064.
(c)	Identified cost of cash denominated in foreign currencies due to bank was $5,536,513.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$99,736,339
Securities lending income	3,443,942

Total investment income	103,180,281
Expenses
Management fees	26,914,192
Administration fees	81,107
Custodian and accounting fees	1,793,091
Distribution and service fees—Class B	3,379,131
Distribution and service fees—Class E	211,526
Audit and tax services	53,721
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	210,098
Insurance	22,380
Miscellaneous	26,777

Total expenses	32,770,103
Less management fee waiver	(628,806)

Net expenses	32,141,297

Net Investment Income	71,038,984

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	326,122,278
Futures contracts	869,881
Foreign currency transactions	9,313,618

Net realized gain	336,305,777

Net change in unrealized appreciation (depreciation) on:
Investments	(620,799,683)
Foreign currency transactions	21,019,628

Net change in unrealized depreciation	(599,780,055)

Net realized and unrealized loss	(263,474,278)

Net Decrease in Net Assets From Operations	$(192,435,294)

(a)	Net of foreign withholding taxes of $9,302,363.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$71,038,984	$57,402,577
Net realized gain	336,305,777	553,954,256
Net change in unrealized appreciation (depreciation)	(599,780,055)	301,826,281

Increase (decrease) in net assets from operations	(192,435,294)	913,183,114

From Distributions to Shareholders
Net investment income
Class A	(54,140,114)	(55,521,937)
Class B	(32,348,334)	(30,390,349)
Class E	(3,509,332)	(3,443,670)
Net realized capital gains
Class A	(199,114,057)	0
Class B	(130,351,257)	0
Class E	(13,643,974)	0

Total distributions	(433,107,068)	(89,355,956)

Increase (decrease) in net assets from capital share transactions	240,929,389	(267,313,853)

Total increase (decrease) in net assets	(384,612,973)	556,513,305

Net Assets
Beginning of period	3,705,007,930	3,148,494,625

End of period	$3,320,394,957	$3,705,007,930

Undistributed net investment income
End of period	$87,416,523	$97,061,701

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	6,627,066	$112,469,627	11,913,450	$197,537,987
Reinvestments	15,065,685	253,254,171	3,595,980	55,521,937
Redemptions	(16,042,559)	(279,251,145)	(29,878,876)	(502,723,353)

Net increase (decrease)	5,650,192	$86,472,653	(14,369,446)	$(249,663,429)

Class B
Sales	8,507,973	$144,082,806	8,985,193	$152,590,784
Reinvestments	9,830,791	162,699,591	1,995,427	30,390,349
Redemptions	(9,369,611)	(157,893,264)	(12,075,347)	(200,888,411)

Net increase (decrease)	8,969,153	$148,889,133	(1,094,727)	$(17,907,278)

Class E
Sales	705,693	$12,072,397	1,252,067	$21,113,827
Reinvestments	1,030,229	17,153,306	225,077	3,443,670
Redemptions	(1,390,810)	(23,658,100)	(1,433,998)	(24,300,643)

Net increase	345,112	$5,567,603	43,146	$256,854

Increase (decrease) derived from capital shares transactions		$240,929,389		$(267,313,853)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$19.13	$15.06	$11.85	$13.78		$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.37	0.31	0.29	0.24		0.16
Net realized and unrealized gain (loss) on investments	(1.31)	4.22	3.16	(2.17)		1.83

Total from investment operations	(0.94)	4.53	3.45	(1.93)		1.99

Less Distributions
Distributions from net investment income	(0.48)	(0.46)	(0.24)	(0.00	)(b)	(0.26)
Distributions from net realized capital gains	(1.77)	0.00	0.00	0.00		0.00

Total distributions	(2.25)	(0.46)	(0.24)	(0.00	)(b)	(0.26)

Net Asset Value, End of Period	$15.94	$19.13	$15.06	$11.85		$13.78

Total Return (%) (c)	(5.52)	30.80	29.47	(13.98)		16.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.85		0.85
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.81	0.83		0.84
Ratio of net investment income to average net assets (%)	2.12	1.79	2.26	1.79		1.33
Portfolio turnover rate (%)	45	58	41	48		51
Net assets, end of period (in millions)	$1,903.6	$2,176.6	$1,929.3	$1,775.7		$1,479.3

	Class B
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$18.84	$14.84	$11.67	$13.61		$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.25	0.25	0.21		0.13
Net realized and unrealized gain (loss) on investments	(1.29)	4.17	3.13	(2.15)		1.81

Total from investment operations	(0.97)	4.42	3.38	(1.94)		1.94

Less Distributions
Distributions from net investment income	(0.44)	(0.42)	(0.21)	0.00		(0.24)
Distributions from net realized capital gains	(1.77)	0.00	0.00	0.00		0.00

Total distributions	(2.21)	(0.42)	(0.21)	0.00		(0.24)

Net Asset Value, End of Period	$15.66	$18.84	$14.84	$11.67		$13.61

Total Return (%) (c)	(5.79)	30.49	29.25	(14.25)		16.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.08	1.08	1.10		1.10
Net ratio of expenses to average net assets (%) (d)	1.06	1.06	1.06	1.08		1.09
Ratio of net investment income to average net assets (%)	1.88	1.50	1.98	1.60		1.07
Portfolio turnover rate (%)	45	58	41	48		51
Net assets, end of period (in millions)	$1,287.4	$1,379.5	$1,102.6	$948.2		$975.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.95	$14.92	$11.74	$13.67	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.27	0.27	0.23	0.15
Net realized and unrealized gain (loss) on investments	(1.29)	4.20	3.13	(2.16)	1.80

Total from investment operations	(0.95)	4.47	3.40	(1.93)	1.95

Less Distributions
Distributions from net investment income	(0.46)	(0.44)	(0.22)	0.00	(0.24)
Distributions from net realized capital gains	(1.77)	0.00	0.00	0.00	0.00

Total distributions	(2.23)	(0.44)	(0.22)	0.00	(0.24)

Net Asset Value, End of Period	$15.77	$18.95	$14.92	$11.74	$13.67

Total Return (%) (c)	(5.67)	30.65	29.27	(14.12)	16.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.98	1.00	1.00
Net ratio of expenses to average net assets (%) (d)	0.96	0.96	0.96	0.98	0.99
Ratio of net investment income to average net assets (%)	1.98	1.60	2.10	1.74	1.22
Portfolio turnover rate (%)	45	58	41	48	51
Net assets, end of period (in millions)	$129.4	$148.9	$116.6	$101.9	$134.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $120,343,349, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $102,216,216 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$16,295,985	Unrealized depreciation on forward foreign currency exchange contracts	$2,099,723

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$16,295,985	$(2,099,723)	$—	$14,196,262

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust	$2,099,723	$(2,099,723)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$10,804,860	$10,804,860
Futures contracts	869,881	—	869,881

	$869,881	$10,804,860	$11,674,741

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$21,701,082	$21,701,082

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$406,194,280

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,548,497,471	$0	$1,675,160,899

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $33,014,364 in sales of investments, which are included above.

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$26,914,192	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-18

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$89,997,780	$89,355,956	$343,109,288	$—	$433,107,068	$89,355,956

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$149,195,091	$253,302,178	$(10,066,034)	$—	$392,431,235

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harris Oakmark International, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-23

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-24

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Harris Oakmark International Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Harris Associates, L.P. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2014 and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the three- and five-year periods ended October 31, 2014 and underperformed its benchmark for the one-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median and equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-25

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 5.58%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

Capital markets departed from the consensus of investor expectations in the beginning of 2014. Equities, which had become investors’ preferred asset class coming into 2014, were off to their weakest start to the year since 2009. Government bonds—the most loathed asset class coming into the year—generated attractive gains in the first quarter as investors sought safe havens from equity and commodity volatility as well as geopolitical issues, including the crisis in Crimea and comments over the U.S. Federal Reserve (the “Fed”) policy. Commodities were mixed, with the precious metals and agricultural complexes up strongly, while industrial metals prices languished and energy-related commodities turned-in a mixed performance.

In the second quarter, bond yields fell as geopolitical concerns out of Russia and the Middle East rekindled demand for safe-haven assets. Equities climbed higher after a weak start despite elevated valuations in key markets and lackluster economic data which indicated that investor sentiment was likely the primary driver of returns. Energy and metals prices rose on geopolitical fears. Agriculture prices tailed off over the second quarter as more favorable weather patterns helped to alleviate concerns over poor crop yields.

The third quarter saw yields decline as geopolitical concerns and evidence of slowing economic activity in Europe and Asia created safe haven demand. Developed equity markets were choppy as U.S. small caps, U.K. and Hong Kong equities trended lower while Japanese, European, and U.S. large cap equities posted gains. Commodities were the clear loser for the quarter as all four complexes registered price declines largely in response to the strength of the U.S. dollar and, in many cases, a strong supply outlook.

The year ended with several key events that shaped asset returns for the fourth quarter. The most impactful was the ending of the third round of quantitative easing, the Fed’s asset purchase program, in October. Another key event was the Organization of Petroleum Exporting Countries’ (“OPEC”) decision not to curtail production of crude oil in the face of a mounting supply glut and evidence of slowing demand. In the face of these events, government bond yields fell throughout the final quarter as investors sought safety. Stock markets contended with heightened volatility and ended mixed. Across commodities, agriculture posted nominal gains while metals and particularly energy-related commodity prices contracted.

Overall for the fiscal year, high quality bonds produced the largest returns and equities contributed as well, particularly in the U.S. and Japan. Commodities struggled across the board with many energy related commodities down double digits.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Invesco Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the Portfolio risk target to fluctuate between 6% and 10%.

Positive absolute performance from strategic equity, strategic fixed income and the overall tactical allocation drove results for the reporting period. Strategic commodity exposure was the largest detractor but tactical shifts to underweight the asset class helped offset losses. Volatility within equities provided a headwind in the tactical equity allocation over the year. Overall, the Portfolio was positive on an absolute basis and relative to the Dow Jones Moderate Index.

Government bond markets led results for the first quarter as investors sought to avoid the volatility of equity and commodity markets. Commodities added to performance as well, mainly led by price appreciation across the soy complex. Energy commodities were challenged after being the dominant performer in 2013. Equities were the weakest asset class to start the year, pulling back after impressive gains in 2013. The tactical allocation process within bonds was additive to returns during the first quarter. Conversely, contribution from the tactical element within the equity segment detracted from results. Within commodities, positive results from being underweight across the complexes early in the period were reversed as prices rebounded strongly in March.

All three asset classes added to results in the second quarter with bonds leading the way. Bond markets saw yields contract as geopolitical concerns out of Russia and the Middle East rekindled demand for safe-haven assets. Despite beginning the year weak, equities posted strong results as investor sentiment continued to shake off weaker than expected fundamental data. Across the commodity complexes, energy produced gains, precious metals prices advanced as they enjoyed safe-haven demand in the midst of geopolitical issues, and industrial metals led results. Agricultural commodities ended negative as weather turned more favorable, improving estimates for crop yields. Tactical positioning in the second quarter helped results as general overweights to equity and bond markets were rewarded.

Government bonds led results as all six markets the Portfolio invests in ended in positive territory for the third quarter. Factors driving bond yields lower included ongoing geopolitical concerns from Russia and Ukraine as well as the Islamic State of Iraq and Syria (ISIS) campaign in the Middle East. In aggregate, tactical overweights in bonds aided results during the third quarter. Developed equities delivered mixed results for the quarter as Japanese, European and U.S. large cap equities made headway while U.S. small caps, U.K.

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

and Hong Kong equity prices retreated. Tactical results from the equity allocation were slightly negative for the quarter, impacted by the negative results in September. Commodities weighed heavily on results, with the asset class vastly underperformed bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in the main grain category as a result of increased expectations for global crop production. Precious metals were restrained by U.S. dollar strength, the energy complex also struggled, while major industrial metals drifted lower owing to an increase in mine production. Tactical commodity exposure had no meaningful impact on performance during the quarter.

The year ended with bonds leading the way. Investors sought refuge in high quality government bonds as volatility was reintroduced by the ending of QE3, resulting in equity price weakness early in the fourth quarter. However, solid economic data points served as a catalyst to lift share prices into the end of November. The decision by OPEC not to curtail production rates of crude oil resulted in stocks ending 2014 with a whimper rather than a bang. Commodities saw mixed performance over the quarter. Agricultural commodities posted gains in aggregate, industrial metals prices were soft due to weak economic data, and precious metals also saw modest price declines for the final quarter. The clear loser was the energy complex which was strongly negative on increased supply and weakening demand. The tactical allocation process aided results, with the fixed income and commodity allocations accounting for the bulk of the positive contribution.

The Portfolio is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

Positioning continued to overweight all sovereign bond markets, with the risk contribution from the bond sleeve hitting the maximum allowable target of 50%. Within equities, the Portfolio was neutral in Europe and Hong Kong, underweight the U.K. and had overweights to the U.S. and Japan. Within commodities, the Portfolio was underweight every asset, with the exception of copper, which had a marginal overweight.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	5.58	5.11
Dow Jones Moderate Index	5.35	9.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Risk Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	85.4
Global Developed Equities	39.4
Commodities - Production Weighted	21.3

*	The percentages noted above are based on the notional exposures by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.90%	$1,000.00	$992.50	$4.52
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—4.2% of Net Assets

Security Description	Principal Amount*/ Notional Amount*/ Shares	Value

U.S. Treasury—4.2%
U.S. Treasury Floating Rate Notes
0.085%, 01/31/16 (a) (b)	19,360,000	$19,354,715
0.109%, 04/30/16 (a) (c)	26,156,000	26,154,770
0.110%, 07/31/16 (a)	10,300,000	10,299,784

Total U.S. Treasury & Government Agencies (Cost $55,824,673)		55,809,269

Commodity-Linked Securities—2.2%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 2 Agriculture Commodity Index multiplied by 2), 09/21/15 (144A)	9,220,000	8,297,078
Cargill, Inc. Commodity Linked Note, one month LIBOR rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 09/15/15 (144A)	18,380,000	16,302,361
Royal Bank of Canada Commodity Linked EMTN, Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 01 Excess Return Index, multiplied by 2), 08/24/15 (144A) (a)	4,630,000	4,627,940

Total Commodity-Linked Securities (Cost $32,230,000)		29,227,379

Short-Term Investments—91.7%

Municipals—1.8%
Gainesville & Hall County, GA, Development Authority Revenue 0.130%, 03/01/21 (a)	24,300,000	24,300,000
Minnesota State Office of Higher Education Revenue 0.100%, 08/01/47 (a)	132,000	132,000

		24,432,000

Mutual Funds—20.8%
Premier Portfolio, Institutional Class 0.016% (d) (e)	43,003,154	43,003,154
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.000% (d) (e)	195,268,089	195,268,089
STIT-Liquid Assets Portfolio, Institutional Class 0.052% (d) (e)	43,003,154	43,003,154

		281,274,397

Security Description	Principal Amount*	Value

U.S. Treasury—3.3%
U.S. Treasury Bills
0.048%, 01/22/15 (b) (f)	6,060,000	6,059,823
0.081%, 06/04/15 (b) (f)	6,390,000	6,387,794
0.087%, 01/08/15 (b) (c) (f)	4,330,000	4,329,918
0.096%, 06/11/15 (b) (f)	8,880,000	8,876,227
0.108%, 06/18/15 (f)	4,020,000	4,017,983
0.124%, 01/29/15 (b) (c) (f)	8,620,000	8,619,836
0.192%, 01/15/15 (b) (c) (f)	6,490,000	6,489,934

		44,781,515

Certificates of Deposit—12.0%
Bank of Tokyo Mitsubishi UFJ, Ltd. (NY)
0.150%, 01/12/15 (f)	5,000,000	5,000,000
DNB Bank ASA
0.160%, 01/14/15 (f)	39,500,000	39,500,000
Nordea Bank Finland plc (NY)
0.150%, 03/09/15 (f)	40,000,000	40,000,000
Swedbank (Sparbank)
0.100%, 01/05/15 (f)	33,000,000	33,000,000
Toronto-Dominion Bank
0.170%, 01/08/15 (f)	45,000,000	45,000,000

		162,500,000

Commercial Paper—53.8%
Abbey National North America LLC
0.105%, 01/16/15 (f)	4,500,000	4,499,794
Apple, Inc.
0.069%, 02/03/15 (144A) (f)	25,000,000	24,998,396
0.069%, 02/09/15 (144A) (f)	20,000,000	19,998,483
Bank of Montreal
0.180%, 02/10/15 (f)	25,000,000	24,999,445
Barton Capital LLC
0.164%, 02/18/15 (144A) (f)	39,000,000	39,000,000
BMW U.S. Capital LLC
0.096%, 01/20/15 (144A) (f)	19,000,000	18,998,997
0.109%, 02/18/15 (144A) (f)	21,000,000	20,996,920
Cancara Asset Securitisation LLC
0.127%, 01/06/15 (f)	5,000,000	4,999,896
0.130%, 01/12/15 (144A) (f)	35,000,000	34,998,503
CDP Financial, Inc.
0.159%, 02/17/15 (144A) (f)	22,000,000	21,995,404
0.160%, 03/13/15 (144A) (f)	18,500,000	18,494,162
0.202%, 06/09/15 (144A) (f)	5,000,000	4,995,583
Chariot Funding LLC
0.212%, 06/01/15 (f)	25,000,000	24,977,979
0.222%, 06/02/15 (144A) (f)	15,000,000	14,986,067
Charta LLC
0.179%, 02/24/15 (f)	11,500,000	11,496,895
Coca-Cola Co. (The)
0.084%, 01/13/15 (144A) (f)	15,000,000	14,999,550
0.110%, 02/24/15 (144A) (f)	20,000,000	19,996,700
0.200%, 03/12/15 (144A) (f)	10,000,000	9,996,111

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Collateralized Commercial Paper II Co. LLC
0.170%, 01/05/15 (f)	10,000,000	$9,999,767
Gotham Funding Corp.
0.158%, 01/12/15 (144A) (f)	10,000,000	9,999,481
Jupiter Securitization Co. LLC
0.232%, 06/04/15 (144A) (f)	10,000,000	9,990,161
0.252%, 06/09/15 (144A) (f)	15,000,000	14,983,438
Landesbank Hessen-Thueringen
0.126%, 01/09/15 (144A) (f)	29,500,000	29,499,082
Liberty Funding LLC
0.169%, 02/18/15 (144A) (f)	40,000,000	39,990,933
Microsoft Corp.
0.078%, 01/28/15 (f)	40,000,000	39,997,600
National Australia Funding Delaware, Inc.
0.180%, 01/15/15 (144A) (f)	40,000,000	39,997,045
Nieuw Amsterdam Receivables Corp.
0.140%, 01/13/15 (144A) (f)	40,135,000	40,132,993
PepsiCo, Inc.
0.098%, 01/26/15 (144A) (f)	18,000,000	17,998,750
Proctor & Gamble Co.
0.108%, 01/29/15 (f)	30,000,000	29,997,433
Regency Market No. 1 LLC
0.151%, 01/15/15 (144A) (f)	40,000,000	39,997,511
0.155%, 01/21/15 (144A) (f)	4,000,000	3,999,644
Scaldis Capital LLC
0.218%, 02/13/15 (f)	5,000,000	4,998,686
Thunder Bay Funding LLC
0.230%, 03/04/15 (144A) (f)	35,000,000	34,986,136
Toyota Motor Credit Corp.
0.201%, 03/27/15 (f)	25,000,000	24,988,195

		726,985,740

Total Short-Term Investments (Cost $1,239,972,565)		1,239,973,652

Total Investments—98.1% (Cost $1,328,027,238) (g)		1,325,010,300
Other assets and liabilities (net)—1.9%		26,322,236

Net Assets—100.0%		$1,351,332,536

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $27,213,011.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2014, the market value of securities pledged was $8,610,828.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2014.
(f)	The rate shown represents current yield to maturity.
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,328,027,300. The aggregate unrealized appreciation and depreciation of investments were $1,595,746 and $(4,612,746), respectively, resulting in net unrealized depreciation of $(3,017,000) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $575,257,429, which is 42.6% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/15	2,375	AUD	300,427,344	$3,197,883
Brent Crude Oil Futures	01/15/15	250	USD	18,163,340	(3,830,840)
Canada Government Bond Year Bond Futures	03/20/15	1,658	CAD	225,654,872	3,452,649
Euro Stoxx 50 Index Futures	03/20/15	2,630	EUR	81,513,591	1,070,058
Euro-Bund Futures	03/06/15	1,097	EUR	168,004,886	3,611,399
FTSE 100 Index Futures	03/20/15	947	GBP	59,459,850	3,597,602
Gasoline RBOB Futures	01/30/15	231	USD	15,187,555	(905,241)
Hang Seng Index Futures	01/29/15	483	HKD	565,659,176	704,632
Japanese Government 10 Year Bond Futures	03/11/15	94	JPY	13,808,974,000	695,325
Russell 2000 Mini Index Futures	03/20/15	547	USD	62,813,217	2,865,073
S&P 500 E-Mini Index Futures	03/20/15	687	USD	68,492,600	2,007,340
Silver Futures	03/27/15	291	USD	23,967,356	(1,270,810)
TOPIX Index Futures	03/12/15	800	JPY	11,511,452,448	(2,099,286)
U.S. Treasury Long Bond Futures	03/20/15	874	USD	122,769,700	3,577,925
United Kingdom Long Gilt Bond Futures	03/27/15	1,227	GBP	142,783,337	6,047,330
WTI Light Sweet Crude Oil Futures	01/16/15	275	USD	18,859,769	(4,210,519)

Net Unrealized Appreciation					$18,510,520

Swap Agreements

OTC Total Return Swap Agreements

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.3300%	05/12/15	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	26,381,652	$(295,203)	$—	$(295,203)
0.3000%	04/13/15	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index	USD	26,664,029	(629,636)	—	(629,636)
0.000%	01/30/15	Goldman Sachs & Co.	Hang Seng Index Futures	HKD	250,750,935	295,741	—	295,741
0.000%	03/27/15	Goldman Sachs & Co.	R-Long Gilt Futures	GBP	19,268,165	708,048	—	708,048
0.3800%	10/16/15	Morgan Stanley	S&P GSCI Aluminum Dynamic Roll Index ER	USD	16,524,278	(481,496)	—	(481,496)
0.2500%	05/07/15	Bank of America Corp.	MLCX Dynamic Enhanced Copper Excess Return Index	USD	25,691,749	—	—	—
0.3300%	07/08/15	Macquarie Bank, Ltd.	Macquarie Commodity Customized Product Index	USD	9,866,664	(254,998)	—	(254,998)
0.1400%	02/24/15	Bank of America Corp.	Merrill Lynch Gold Excess Return Index	USD	22,360,170	—	—	—
0.0900%	04/22/15	JP Morgan Chase Bank N.A.	S&P GSCI Gold Index Excess Return	USD	18,574,425	67,705	—	67,705

Totals						$(589,839)	$—	$(589,839)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Cash in the amount of $440,098 has been deposited in a segregated account held by the counterparty as collateral for swap contracts.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$55,809,269	$—	$55,809,269
Total Commodity-Linked Securities*	—	29,227,379	—	29,227,379
Short-Term Investments
Municipals	—	24,432,000	—	24,432,000
Mutual Funds	281,274,397	—	—	281,274,397
U.S. Treasury	—	44,781,515	—	44,781,515
Certificates of Deposit	—	162,500,000	—	162,500,000
Commercial Paper	—	726,985,740	—	726,985,740
Total Short-Term Investments	281,274,397	958,699,255	—	1,239,973,652
Total Investments	$281,274,397	$1,043,735,903	$—	$1,325,010,300

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$30,827,216	$—	$—	$30,827,216
Futures Contracts (Unrealized Depreciation)	(12,316,696)	—	—	(12,316,696)
Total Futures Contracts	$18,510,520	$—	$—	$18,510,520
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,071,494	$—	$1,071,494
OTC Swap Contracts at Value (Liabilities)	—	(1,661,333)	—	(1,661,333)
Total OTC Swap Contracts	$—	$(589,839)	$—	$(589,839)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$1,043,735,903
Affiliated investments at value (b)	281,274,397
Cash	419,655
Cash collateral for futures contracts	28,395,000
OTC swap contracts at market value	1,071,494
Receivable for:
Investments sold	24,115
Fund shares sold	27,499
Interest	126,096
Variation margin on futures contracts	166,074
Prepaid expenses	3,488

Total Assets	1,355,243,721
Liabilities
OTC swap contracts at market value	1,661,333
Payables for:
Fund shares redeemed	1,033,363
Interest on OTC swap contracts	21,258
Accrued expenses:
Management fees	695,968
Distribution and service fees	287,072
Deferred trustees’ fees	42,155
Other expenses	170,036

Total Liabilities	3,911,185

Net Assets	$1,351,332,536

Net assets consist of:
Paid in surplus	$1,224,539,918
Undistributed net investment income	37,667,173
Accumulated net realized gain	74,171,717
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	14,953,728

Net Assets	$1,351,332,536

Net Assets
Class B	$1,351,332,536
Capital Shares Outstanding*
Class B	127,010,725
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,046,752,841.
(b)	Identified cost of affiliated investments was $281,274,397.

Consolidated§ Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from affiliated investments	$87,514
Interest	1,589,590

Total investment income	1,677,104
Expenses
Management fees	8,562,678
Administration fees	81,162
Custodian and accounting fees	186,432
Distribution and service fees—Class B	3,359,449
Interest expense	137,957
Audit and tax services	79,225
Legal	38,911
Trustees’ fees and expenses	43,761
Shareholder reporting	90,062
Insurance	8,581
Miscellaneous	9,454

Total expenses	12,597,672
Less management fee waiver	(407,557)

Net expenses	12,190,115

Net Investment Loss	(10,513,011)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	2,377,741
Futures contracts	93,570,286
Swap contracts	(12,755,550)
Foreign currency transactions	(1,877,318)

Net realized gain	81,315,159

Net change in unrealized appreciation (depreciation) on:
Investments	(4,717,314)
Futures contracts	6,679,496
Swap contracts	(1,009,439)
Foreign currency transactions	199,639

Net change in unrealized appreciation	1,152,382

Net realized and unrealized gain	82,467,541

Net Increase in Net Assets From Operations	$71,954,530

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(10,513,011)	$(9,928,766)
Net realized gain	81,315,159	19,880,065
Net change in unrealized appreciation	1,152,382	11,341,937

Increase in net assets from operations	71,954,530	21,293,236

From Distributions to Shareholders
Net realized capital gains
Class B	(62,513,812)	(12,689,759)

Total distributions	(62,513,812)	(12,689,759)

Increase in net assets from capital share transactions	1,426,135	358,775,383

Total increase in net assets	10,866,853	367,378,860

Net Assets
Beginning of period	1,340,465,683	973,086,823

End of period	$1,351,332,536	$1,340,465,683

Undistributed net investment income (loss)
End of period	$37,667,173	$(25,346)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	8,227,235	$87,209,317	53,328,028	$563,181,207
Reinvestments	6,087,031	62,513,812	1,213,170	12,689,759
Redemptions	(13,978,245)	(148,296,994)	(20,645,200)	(217,095,583)

Net increase	336,021	$1,426,135	33,895,998	$358,775,383

Increase derived from capital shares transactions		$1,426,135		$358,775,383

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$10.58	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain on investments	0.65	0.27	0.69

Total from investment operations	0.57	0.19	0.63

Less Distributions
Distributions from net investment income	0.00	0.00	(0.03)
Distributions from net realized capital gains	(0.51)	(0.10)	(0.11)

Total distributions	(0.51)	(0.10)	(0.14)

Net Asset Value, End of Period	$10.64	$10.58	$10.49

Total Return (%) (c)	5.58	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.93	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.91	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.90	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.78)	(0.76)	(0.80	)(e)
Portfolio turnover rate (%)	44	34	0	(g)
Net assets, end of period (in millions)	$1,351.3	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated§ Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The	Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$295,428,718	21.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$708,048
	Unrealized appreciation on futures contracts* (b)	20,582,511
Equity	OTC swap contracts at market value	295,741
	Unrealized appreciation on futures contracts* (b)	10,244,705	Unrealized depreciation on futures contracts*(b)	$2,099,286
Commodity	OTC swap contracts at market value (a)	67,705	OTC swap contracts at market value (a)	1,661,333
			Unrealized depreciation on futures contracts*(b)	10,217,410

Total		$31,898,710		$13,978,029

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest payable of $21,258.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Goldman Sachs & Co.	$1,003,789	$—	$(440,098	)(1)	$563,691
JP Morgan Chase Bank N.A.	67,705	—	—		67,705

	$1,071,494	$—	$(440,098)		$631,396

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$295,203	$—	$(295,203)	$—
Canadian Imperial Bank of Commerce	629,636	—	(629,636)	—
Macquarie Bank, Ltd.	254,998	—	(254,998)	—
Morgan Stanley	481,496	—	(277,987)	203,509

	$1,661,333	$—	$(1,457,824)	$203,509

*	Net amount represents the net amount receivable from the counterparty in the event of default.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$104,392,466	$22,732,938	$(33,555,118)	$93,570,286
Swap contracts	4,658,212	(1,542,658)	(15,871,104)	(12,755,550)

	$109,050,678	$21,190,280	$(49,426,222)	$80,814,736

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$31,049,598	$(14,094,909)	$(10,275,193)	$6,679,496
Swap contracts	708,048	295,741	(2,013,228)	(1,009,439)

	$31,757,646	$(13,799,168)	$(12,288,421)	$5,670,057

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$912,243,225
Swap contracts	1,279,575

‡	Averages are based on activity levels during 2014.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$55,823,887	$5,330,000	$0	$34,146,404

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$8,562,678	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

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Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Premier Portfolio, Institutional Class	18,281,408	291,345,135	(266,623,389)	43,003,154
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	187,352,201	211,561,539	(203,645,651)	195,268,089
STIT-Liquid Assets Portfolio, Institutional Class	18,281,407	291,345,135	(266,623,388)	43,003,154

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2014
Premier Portfolio, Institutional Class	$—	$—	$7,673	$43,003,154
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	55,227	195,268,089
STIT-Liquid Assets Portfolio, Institutional Class	—	—	24,614	43,003,154

	$—	$—	$87,514	$281,274,397

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-20

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated§ Financial Statements—December 31, 2014—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$37,239,673	$9,883,370	$25,274,139	$2,806,389	$62,513,812	$12,689,759

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$84,556,374	$50,101,461	$(7,823,062)	$—	$126,834,773

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-25

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-26

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Balanced-Risk Allocation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Blended Index for the one-year and since-inception (beginning April 23, 2012) periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-year and since-inception periods ended October 31, 2014. The Board noted that the Portfolio commenced operations on April 23, 2012 and, thus, has limited performance history.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-27

Met Investors Series Trust

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Invesco Comstock Portfolio returned 9.60% and 9.31%. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.45%.

MARKET ENVIRONMENT / CONDITIONS

The prolonged “good but not great” economic environment and historically low interest rates led U.S. equity markets higher during the year ending December 31, 2014. The U.S. economy continued along a path of slow growth amidst the U.S. Federal Reserve Bank’s (the “Fed”) gradual reduction of bond purchases, which ultimately ended in October. In the early months of 2014, equity markets turned more volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers and sentiment but only for a while, and corporate earnings bounced back and were generally strong throughout the year. Stocks rallied through the summer, with the S&P 500 Index surpassing the 2,000 level by the end of August despite upheaval in Ukraine and signs of economic sluggishness in China. As investors wrestled with the evidence that U.S. growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a freefall, along with U.S. equities. Despite the unknown economic impact of significantly lower oil prices for an unforeseeable period, equity markets stabilized and recovered even through a subsequent December sell-off to end the year on a positive note overall.

For the one year period, most U.S. broad equity market indexes delivered double-digit gains. Sector performance within the Russell 1000 Value Index was mixed for the year, with Information Technology (“IT”), Utilities and Health Care returning over 20%, while Materials and Telecommunication Services posted low single-digit returns, and Energy was the only sector with an absolute negative return.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On the negative side, stock selection and an overweight within the Energy sector was the largest detractor from Portfolio performance for the period, with most of the underperformance occurring from mid-September to year-end due to the free-falling price of oil. Notably, within oil services & equipment, Weatherford International was one of the largest detractors on an absolute and relative basis, posting negative returns for the year, after being a relative and absolute contributor for the first two quarters of 2014. Also, not owning Exxon Mobil was a large detractor, as it was one of the few energy companies to post positive performance.

Weak stock selection within Consumer Discretionary also dampened relative performance. Viacom in media and General Motors in automobiles were the two largest detractors within the sector. General Motors continued to erode investor confidence after the firm announced a recall on ignition switches after a 10-year delay.

Weak stock selection within Health Care also detracted from relative performance, mainly from holdings within the pharmaceutical and biotechnology industries. Sanofi (France) posted double-digit negative returns and was an absolute and relative detractor to performance for the year.

Stock selection and an underweight within Financials also hurt relative performance. Not owning any real estate investment trusts (REITs) was one of the largest detractors within the sector, as real estate posted strong performance for the year. Also, strong gains in holdings such as Allstate Corp. were offset by anemic returns from Citigroup, Inc., who disappointed investors as the Federal Reserve failed to pass company plans for returning capital to shareholders and also declined to raise the company’s dividend early in the year.

Having a material underweight in Utilities detracted from relative performance, as Utilities was one of the best performing sectors of the Russell 1000 Value Index benchmark during the period.

On the positive side of sector performance, we used currency forward contracts during the year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

Strong stock selection and an underweight in the Materials sector also enhanced relative Portfolio performance. Notably, Alcoa, Inc. had a large positive impact to absolute and relative performance, posting returns of almost 50% for the year. Additionally, having no exposure to miners, like Freeport-McMoRan, Inc. (not held in the Portfolio), boosted Portfolio performance, as margins and earnings were negatively affected by gold and other metals experiencing declines during 2014.

An overweight to the IT sector and select stocks boosted performance as well. Within the hardware and equipment industry, Hewlett-Packard was a clear contributor, as the stock posted strong returns for the period.

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At year end, although the Portfolio was underweight Financials and overweight in Energy compared to the benchmark, we maintained a favorable view on large diversified financials companies and had been taking advantage of weakness in the Energy sector to add to the Portfolio’s Energy position. At year end, the Portfolio’s exposure in each sector had a higher beta than the benchmark.

Kevin Holt

Devin Armstrong

Matthew Seinsheimer

Jay Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
Invesco Comstock Portfolio
Class A	9.60	14.97	7.27
Class B	9.31	14.68	7.01
Russell 1000 Value Index	13.45	15.42	7.75

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception date of the Class A and Class B shares is 5/2/2005. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Citigroup, Inc.	4.5
JPMorgan Chase & Co.	3.3
General Electric Co.	2.5
Suncor Energy, Inc.	2.3
Royal Dutch Shell plc - Class A (ADR)	2.2
Carnival Corp.	2.2
Bank of America Corp.	2.0
Cisco Systems, Inc.	2.0
Merck & Co., Inc.	2.0
Wells Fargo & Co.	1.9

Top Sectors

% of Net Assets
Financials	23.5
Consumer Discretionary	16.9
Energy	14.9
Health Care	12.8
Information Technology	12.6
Industrials	7.1
Consumer Staples	4.7
Materials	1.7
Telecommunication Services	1.5
Utilities	1.0

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.56%	$1,000.00	$1,027.30	$2.86
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,026.10	$4.14
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Honeywell International, Inc.	232,872	$23,268,571
Textron, Inc.	883,261	37,194,121

		60,462,692

Auto Components—1.8%
Johnson Controls, Inc.	1,024,913	49,544,294

Automobiles—1.9%
General Motors Co.	1,514,108	52,857,510

Banks—15.1%
Bank of America Corp.	3,128,975	55,977,363
Citigroup, Inc.	2,337,427	126,478,175
Fifth Third Bancorp	1,562,616	31,838,301
JPMorgan Chase & Co.	1,477,641	92,470,774
PNC Financial Services Group, Inc. (The)	539,896	49,254,712
U.S. Bancorp	255,772	11,496,951
Wells Fargo & Co.	990,228	54,284,299

		421,800,575

Capital Markets—6.1%
Bank of New York Mellon Corp. (The)	1,016,252	41,229,344
Goldman Sachs Group, Inc. (The)	158,792	30,778,653
Morgan Stanley	1,322,194	51,301,127
State Street Corp.	623,027	48,907,620

		172,216,744

Communications Equipment—2.0%
Cisco Systems, Inc.	1,982,608	55,146,241

Diversified Telecommunication Services—1.5%
Verizon Communications, Inc.	517,564	24,211,644
Vivendi S.A. (a)	687,932	17,160,572

		41,372,216

Electric Utilities—0.6%
FirstEnergy Corp.	403,234	15,722,094

Electrical Equipment—1.0%
Emerson Electric Co.	473,429	29,224,772

Electronic Equipment, Instruments & Components—0.9%
Corning, Inc.	1,084,265	24,862,196

Energy Equipment & Services—3.3%
Halliburton Co.	628,674	24,725,748
Noble Corp. plc (b)	1,111,331	18,414,755
Weatherford International plc (a)	4,288,115	49,098,917

		92,239,420

Food & Staples Retailing—1.5%
CVS Health Corp.	236,077	22,736,576
Wal-Mart Stores, Inc.	222,161	19,079,187

		41,815,763

Food Products—3.2%
ConAgra Foods, Inc.	1,324,895	48,067,191
Mondelez International, Inc. - Class A	556,693	20,221,873
Unilever NV	531,408	20,746,168

		89,035,232

Health Care Equipment & Supplies—0.7%
Medtronic, Inc.	261,160	18,855,752

Health Care Providers & Services—2.7%
Anthem, Inc.	260,933	32,791,450
Express Scripts Holding Co. (a)	275,024	23,286,282
UnitedHealth Group, Inc.	198,294	20,045,541

		76,123,273

Hotels, Restaurants & Leisure—2.2%
Carnival Corp.	1,355,291	61,435,341

Household Durables—0.7%
Newell Rubbermaid, Inc.	530,216	20,195,927

Industrial Conglomerates—2.5%
General Electric Co.	2,784,131	70,354,990

Insurance—2.3%
Aflac, Inc.	395,731	24,175,207
Allstate Corp. (The)	565,704	39,740,706

		63,915,913

Internet Software & Services—2.3%
eBay, Inc. (a)	862,439	48,400,077
Yahoo!, Inc. (a)	330,859	16,711,688

		65,111,765

Machinery—1.3%
Ingersoll-Rand plc	598,672	37,949,818

Media—7.4%
CBS Corp. - Class B	234,576	12,981,436
Comcast Corp. - Class A	736,410	42,719,144
Time Warner Cable, Inc.	251,733	38,278,520
Time Warner, Inc.	219,940	18,787,275
Twenty-First Century Fox, Inc. - Class B	1,082,540	39,934,901
Viacom, Inc. - Class B	712,997	53,653,024

		206,354,300

Metals & Mining—0.8%
Alcoa, Inc.	1,457,536	23,014,493

Multi-Utilities—0.5%
PG&E Corp.	253,711	13,507,574

Multiline Retail—2.5%
Kohl’s Corp. (b)	659,311	40,244,343
Target Corp.	395,017	29,985,741

		70,230,084

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—11.6%
BP plc (ADR) (b)	1,297,366	$49,455,592
California Resources Corp. (a)	134,922	743,420
Chevron Corp.	294,698	33,059,222
Devon Energy Corp.	469,520	28,739,319
Murphy Oil Corp. (b)	662,426	33,465,761
Occidental Petroleum Corp.	337,306	27,190,237
QEP Resources, Inc.	1,188,387	24,029,185
Royal Dutch Shell plc - Class A (ADR)	934,733	62,580,374
Suncor Energy, Inc.	2,068,829	65,747,386

		325,010,496

Paper & Forest Products—0.9%
International Paper Co.	490,447	26,278,150

Pharmaceuticals—9.4%
AbbVie, Inc.	331,465	21,691,070
Bristol-Myers Squibb Co.	414,500	24,467,935
GlaxoSmithKline plc (ADR)	251,405	10,745,050
Merck & Co., Inc.	968,436	54,997,480
Novartis AG	508,821	46,794,987
Pfizer, Inc.	1,430,499	44,560,044
Roche Holding AG (ADR)	715,399	24,316,412
Sanofi (ADR)	789,828	36,024,055

		263,597,033

Semiconductors & Semiconductor Equipment—1.1%
Intel Corp.	859,401	31,187,662

Software—4.8%
Autodesk, Inc. (a)	207,980	12,491,279
Citrix Systems, Inc. (a)	402,275	25,665,145
Microsoft Corp.	1,151,389	53,482,019
Symantec Corp.	1,628,983	41,791,559

		133,430,002

Technology Hardware, Storage & Peripherals—1.5%
Hewlett-Packard Co.	1,061,682	42,605,299

Textiles, Apparel & Luxury Goods—0.5%
Fossil Group, Inc. (a)	121,462	13,450,702

Total Common Stocks (Cost $2,109,049,041)		2,708,908,323

Short-Term Investments—5.1%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—2.0%
State Street Navigator Securities Lending MET Portfolio (c)	56,339,040	56,339,040

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $85,472,293 on 01/02/15, collateralized by $87,215,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 0.250%, maturity dates ranging from 08/15/15 - 08/24/15, with a value of $87,185,669.	85,472,293	85,472,293

Total Short-Term Investments (Cost $141,811,333)		141,811,333

Total Investments—101.8% (Cost $2,250,860,374) (d)		2,850,719,656
Other assets and liabilities (net)—(1.8)%		(50,074,613)

Net Assets—100.0%		$2,800,645,043

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $78,628,925 and the collateral received consisted of cash in the amount of $56,339,040 and non-cash collateral with a value of $24,711,836. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,254,875,675. The aggregate unrealized appreciation and depreciation of investments were $646,804,152 and $(50,960,171), respectively, resulting in net unrealized appreciation of $595,843,981 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
CAD	14,203,843	Barclays Bank plc	01/16/15	$12,311,450	$89,387
CAD	14,203,843	Canadian Imperial Bank of Commerce	01/16/15	12,314,225	92,162
CAD	14,203,843	Deutsche Bank AG	01/16/15	12,307,535	85,472
CAD	14,203,844	Goldman Sachs International	01/16/15	12,305,798	83,734
CHF	15,393,702	Barclays Bank plc	01/16/15	15,871,923	385,955

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
CHF	15,393,702	Canadian Imperial Bank of Commerce	01/16/15	$15,875,688	$389,719
CHF	15,393,702	Deutsche Bank AG	01/16/15	15,871,988	386,020
CHF	15,393,702	Goldman Sachs International	01/16/15	15,872,905	386,937
EUR	22,334,922	Canadian Imperial Bank of Commerce	01/16/15	27,675,202	645,656
EUR	22,334,922	Deutsche Bank AG	01/16/15	27,672,499	642,953
EUR	22,334,921	Goldman Sachs International	01/16/15	27,680,338	650,793
EUR	22,334,921	Royal Bank of Canada	01/16/15	27,672,364	642,819
GBP	8,100,520	Barclays Bank plc	01/16/15	12,720,692	96,305
GBP	8,100,520	Canadian Imperial Bank of Commerce	01/16/15	12,719,720	95,333
GBP	8,100,520	Deutsche Bank AG	01/16/15	12,719,866	95,479
GBP	8,100,519	Goldman Sachs International	01/16/15	12,719,354	94,969

Net Unrealized Appreciation					$4,863,693

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$60,462,692	$—	$—	$60,462,692
Auto Components	49,544,294	—	—	49,544,294
Automobiles	52,857,510	—	—	52,857,510
Banks	421,800,575	—	—	421,800,575
Capital Markets	172,216,744	—	—	172,216,744
Communications Equipment	55,146,241	—	—	55,146,241
Diversified Telecommunication Services	24,211,644	17,160,572	—	41,372,216
Electric Utilities	15,722,094	—	—	15,722,094
Electrical Equipment	29,224,772	—	—	29,224,772
Electronic Equipment, Instruments & Components	24,862,196	—	—	24,862,196
Energy Equipment & Services	92,239,420	—	—	92,239,420
Food & Staples Retailing	41,815,763	—	—	41,815,763
Food Products	89,035,232	—	—	89,035,232
Health Care Equipment & Supplies	18,855,752	—	—	18,855,752
Health Care Providers & Services	76,123,273	—	—	76,123,273
Hotels, Restaurants & Leisure	61,435,341	—	—	61,435,341
Household Durables	20,195,927	—	—	20,195,927
Industrial Conglomerates	70,354,990	—	—	70,354,990
Insurance	63,915,913	—	—	63,915,913
Internet Software & Services	65,111,765	—	—	65,111,765
Machinery	37,949,818	—	—	37,949,818
Media	206,354,300	—	—	206,354,300
Metals & Mining	23,014,493	—	—	23,014,493
Multi-Utilities	13,507,574	—	—	13,507,574
Multiline Retail	70,230,084	—	—	70,230,084
Oil, Gas & Consumable Fuels	325,010,496	—	—	325,010,496
Paper & Forest Products	26,278,150	—	—	26,278,150
Pharmaceuticals	216,802,046	46,794,987	—	263,597,033
Semiconductors & Semiconductor Equipment	31,187,662	—	—	31,187,662
Software	133,430,002	—	—	133,430,002
Technology Hardware, Storage & Peripherals	42,605,299	—	—	42,605,299
Textiles, Apparel & Luxury Goods	13,450,702	—	—	13,450,702
Total Common Stocks	2,644,952,764	63,955,559	—	2,708,908,323
Short-Term Investments
Mutual Fund	56,339,040	—	—	56,339,040
Repurchase Agreement	—	85,472,293	—	85,472,293
Total Short-Term Investments	56,339,040	85,472,293	—	141,811,333
Total Investments	$2,701,291,804	$149,427,852	$—	$2,850,719,656

Collateral for securities loaned (Liability)	$—	$(56,339,040)	$—	$(56,339,040)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,863,693	$—	$4,863,693

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,850,719,656
Cash	149,668
Cash denominated in foreign currencies (c)	35
Unrealized appreciation on forward foreign currency exchange contracts	4,863,693
Receivable for:
Fund shares sold	57,555
Dividends	4,115,240
Prepaid expenses	7,523

Total Assets	2,859,913,370
Liabilities
Collateral for securities loaned	56,339,040
Payables for:
Fund shares redeemed	1,137,267
Accrued expenses:
Management fees	1,279,445
Distribution and service fees	257,491
Deferred trustees’ fees	67,424
Other expenses	187,660

Total Liabilities	59,268,327

Net Assets	$2,800,645,043

Net assets consist of:
Paid in surplus	$2,039,060,405
Undistributed net investment income	73,661,773
Accumulated net realized gain	83,239,295
Unrealized appreciation on investments and foreign currency transactions	604,683,570

Net Assets	$2,800,645,043

Net Assets
Class A	$1,587,593,202
Class B	1,213,051,841
Capital Shares Outstanding*
Class A	100,531,817
Class B	77,165,502
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.79
Class B	15.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,250,860,374.
(b)	Includes securities loaned at value of $78,628,925.
(c)	Identified cost of cash denominated in foreign currencies was $35.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$68,646,353
Securities lending income	393,336

Total investment income	69,039,689
Expenses
Management fees	15,605,346
Administration fees	64,364
Custodian and accounting fees	246,249
Distribution and service fees—Class B	2,681,017
Audit and tax services	39,511
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	131,633
Insurance	17,397
Miscellaneous	20,747

Total expenses	18,884,343
Less management fee waiver	(640,985)

Net expenses	18,243,358

Net Investment Income	50,796,331

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	344,717,224
Futures contracts	851,256
Foreign currency transactions	22,418,417

Net realized gain	367,986,897

Net change in unrealized appreciation (depreciation) on:
Investments	(164,578,872)
Foreign currency transactions	5,555,733

Net change in unrealized depreciation	(159,023,139)

Net realized and unrealized gain	208,963,758

Net Increase in Net Assets From Operations	$259,760,089

(a)	Net of foreign withholding taxes of $1,342,937.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,796,331	$36,913,205
Net realized gain	367,986,897	178,565,397
Net change in unrealized appreciation (depreciation)	(159,023,139)	517,725,167

Increase in net assets from operations	259,760,089	733,203,769

From Distributions to Shareholders
Net investment income
Class A	(21,749,261)	(23,547,092)
Class B	(7,092,034)	(7,435,457)

Total distributions	(28,841,295)	(30,982,549)

Decrease in net assets from capital share transactions	(90,670,600)	(173,198,654)

Total increase in net assets	140,248,194	529,022,566

Net Assets
Beginning of period	2,660,396,849	2,131,374,283

End of period	$2,800,645,043	$2,660,396,849

Undistributed net investment income
End of period	$73,661,773	$29,288,320

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,649,454	$24,172,475	9,589,741	$117,901,033
Fund subscription in kind	559,403	8,195,260 (a)	0	0
Reinvestments	1,510,366	21,749,261	1,987,096	23,547,092
Redemptions	(33,330,015)	(500,326,589)	(21,265,646)	(272,140,082)

Net decrease	(29,610,792)	$(446,209,593)	(9,688,809)	$(130,691,957)

Class B
Sales	4,513,337	$66,951,747	5,728,174	$73,699,924
Fund subscription in kind	31,042,508	453,531,039 (a)	0	0
Reinvestments	493,875	7,092,034	629,057	7,435,457
Redemptions	(11,430,848)	(172,035,827)	(9,746,396)	(123,642,078)

Net increase (decrease)	24,618,872	$355,538,993	(3,389,165)	$(42,506,697)

Decrease derived from capital shares transactions		$(90,670,600)		$(173,198,654)

(a)	Includes cash and securities amounting to $139,245 and $8,056,015 for Class A, respectively and $7,705,906 and $445,825,133 for Class B, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.58	$10.90	$9.32	$9.55	$8.43

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss) on investments	1.08	3.65	1.55	(0.27)	1.14

Total from investment operations	1.38	3.85	1.74	(0.10)	1.27

Less Distributions
Distributions from net investment income	(0.17)	(0.17)	(0.16)	(0.13)	(0.15)

Total distributions	(0.17)	(0.17)	(0.16)	(0.13)	(0.15)

Net Asset Value, End of Period	$15.79	$14.58	$10.90	$9.32	$9.55

Total Return (%) (b)	9.60	35.64	18.76	(1.17)	15.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.59	0.60	0.61	0.64
Net ratio of expenses to average net assets (%) (c)	0.56	0.57	0.58	0.61	0.64
Ratio of net investment income to average net assets (%)	1.97	1.59	1.90	1.81	1.51
Portfolio turnover rate (%)	23 (d)	14	17	25	29
Net assets, end of period (in millions)	$1,587.6	$1,897.6	$1,524.2	$1,406.5	$828.0

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.52	$10.85	$9.28	$9.52	$8.41

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.17	0.17	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.10	3.64	1.53	(0.27)	1.13

Total from investment operations	1.34	3.81	1.70	(0.13)	1.24

Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.13)	(0.11)	(0.13)

Total distributions	(0.14)	(0.14)	(0.13)	(0.11)	(0.13)

Net Asset Value, End of Period	$15.72	$14.52	$10.85	$9.28	$9.52

Total Return (%) (b)	9.31	35.39	18.43	(1.48)	14.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.84	0.85	0.86	0.89
Net ratio of expenses to average net assets (%) (c)	0.81	0.82	0.83	0.86	0.89
Ratio of net investment income to average net assets (%)	1.60	1.33	1.65	1.50	1.28
Portfolio turnover rate (%)	23 (d)	14	17	25	29
Net assets, end of period (in millions)	$1,213.1	$762.8	$607.1	$555.3	$582.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $85,472,293, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $226,654,764 in equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$4,863,693

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$571,647	$—	$—	$571,647
Canadian Imperial Bank of Commerce	1,222,870	—	—	1,222,870
Deutsche Bank AG	1,209,924	—	—	1,209,924
Goldman Sachs International	1,216,433	—	—	1,216,433
Royal Bank of Canada	642,819	—	—	642,819

	$4,863,693	$—	$—	$4,863,693

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$22,803,173	$22,803,173
Futures contracts	851,256	—	851,256

	$851,256	$22,803,173	$23,654,429

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$5,603,120	$5,603,120

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$287,523,691

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities and subscriptions in kind, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$628,192,821	$0	$1,139,469,011

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,227,571 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $18,393,454 in purchases of investments and $35,295,252 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$15,605,346	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$28,841,295	$30,982,549	$—	$—	$28,841,295	$30,982,549

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$78,592,891	$87,254,597	$595,804,574	$—	$761,652,062

MIST-18

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $248,523,529.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Comstock Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Comstock Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Comstock Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-23

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-24

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Comstock Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-25

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Invesco Mid Cap Value Portfolio returned 9.96%, 9.64%, and 9.74%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 14.75%.

MARKET ENVIRONMENT / CONDITIONS

The year ended December 31, 2014, was characterized by steady improvement in the U.S. economy and strong domestic equity market returns. As the year began, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China. Investors began to show confidence in the economic recovery and stocks rallied through the summer, with the S&P 500 Index surpassing the 2,000 level by the end of August. As expected, the Federal Reserve reduced monthly purchases of securities or quantitative easing throughout 2014, finally ending all purchases in October. In September, the price of oil began a steep descent, and equity markets followed suit. By the end of the year, the price of oil had hit its lowest point in several years, and equities also moved in tandem; however the major domestic equity indexes reversed course and rallied in late December, finishing 2014 on a positive note.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the one year period ending December 31, 2014, the Invesco Mid Cap Value Portfolio delivered a positive return, but underperformed its benchmark, the Russell Midcap Value Index.

Stock selection in the Consumer Discretionary sector was the largest detractor from the Portfolio’s relative and absolute return. Performance in the sector was driven primarily by specialty retailers, Ascena Retail Group and Express. Ascena was the largest detractor, as weakness in sales at two of its store chains, Justice and Lane Bryant, led to disappointing earnings. Stock selection and an underweight position in the Financials sector was another detractor from relative results. Performance was negatively impacted by the Portfolio’s substantial underexposure to Real Estate Investment Trusts (“REITs”) relative to the benchmark. REITs comprise a large portion of the sector within the Index, and these securities had double digit returns, outperforming both the Financials sector and overall Index. Similarly, the Portfolio’s underweight in Utilities detracted from relative returns, as Utilities was one of the best performing sectors for the period. However, the Utilities sector contained one of the Portfolio’s top contributors, Edison International.

In the latter part of the year, Energy stocks came under pressure due to rapidly falling oil prices; however, despite a negative absolute return, stock selection within the sector was the largest positive contributor to the Portfolio’s relative performance. The Telecommunications sector also had a positive impact on performance. Within the sector, tw telecom was the Portfolio’s top contributor for the period. In June, Level 3 Communications (not a Portfolio holding) entered into an agreement to acquire tw telecom at a premium, and as such, tw telecom’s stock rose sharply.

Currency forward contracts were used during the year, for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. The use of these contracts had a slight positive impact on the Portfolio’s performance relative to the benchmark.

During the year, we increased the Portfolio’s exposure to Information Technology, Financials, Health Care and Industrials, and decreased our exposure to Consumer Discretionary, Energy, Materials and Consumer Staples. At the end of the period, the Portfolio’s largest overweights versus the benchmark were in Industrials and Health Care, while the largest underweights were in Utilities and Financials.

Thomas Copper

Sergio Marcheli

John Mazanec

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	9.96	14.95	6.74	—
Class B	9.64	14.65	6.47	—
Class E	9.74	—	—	16.87
Russell Midcap Value Index	14.75	17.43	9.43	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Citrix Systems, Inc.	3.1
Johnson Controls, Inc.	3.0
Universal Health Services, Inc. - Class B	2.9
Forest City Enterprises, Inc. - Class A	2.9
Teradata Corp.	2.7
ConAgra Foods, Inc.	2.7
FNF Group	2.5
Textron, Inc.	2.5
Comerica, Inc.	2.5
Owens Corning	2.4

Top Sectors

% of Net Assets
Financials	27.0
Industrials	19.0
Information Technology	12.8
Health Care	11.7
Consumer Discretionary	9.7
Energy	4.6
Materials	4.3
Utilities	3.1
Consumer Staples	2.6
Telecommunication Services	2.4

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.68%	$1,000.00	$1,019.00	$3.46
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$1,017.80	$4.73
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

Class E(a)	Actual	0.83%	$1,000.00	$1,018.20	$4.22
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Textron, Inc.	793,699	$33,422,665

Air Freight & Logistics—1.4%
UTi Worldwide, Inc. (a) (b)	1,533,673	18,511,433

Auto Components—5.1%
Dana Holding Corp.	1,313,332	28,551,838
Johnson Controls, Inc.	837,604	40,489,777

		69,041,615

Banks—8.3%
BB&T Corp.	815,390	31,710,517
Comerica, Inc.	708,563	33,189,091
Wintrust Financial Corp.	609,454	28,498,069
Zions Bancorporation	652,701	18,608,505

		112,006,182

Building Products—4.5%
Masco Corp.	1,096,113	27,622,048
Owens Corning	912,956	32,692,954

		60,315,002

Capital Markets—6.5%
American Capital, Ltd. (a)	1,680,041	24,545,399
Northern Trust Corp.	445,422	30,021,443
Stifel Financial Corp. (a)	636,131	32,455,403

		87,022,245

Chemicals—4.3%
Eastman Chemical Co.	389,506	29,547,925
WR Grace & Co. (a)	290,530	27,713,657

		57,261,582

Commercial Services & Supplies—0.9%
Clean Harbors, Inc. (a) (b)	252,999	12,156,602

Communications Equipment—2.3%
Ciena Corp. (a) (b)	1,601,055	31,076,477

Diversified Telecommunication Services—2.4%
Level 3 Communications, Inc. (a)	646,146	31,906,689

Electric Utilities—2.2%
Edison International	445,418	29,165,971

Electrical Equipment—2.0%
Babcock & Wilcox Co. (The) (b)	885,116	26,819,015

Energy Equipment & Services—1.9%
Amec Foster Wheeler plc	1,471,764	19,262,406
Amec Foster Wheeler plc (ADR)	507,634	6,568,784

		25,831,190

Food Products—2.6%
ConAgra Foods, Inc.	979,514	$35,536,768

Health Care Equipment & Supplies—2.3%
CareFusion Corp. (a)	517,333	30,698,540

Health Care Providers & Services—7.5%
Brookdale Senior Living, Inc. (a)	797,339	29,238,421
HealthSouth Corp. (b)	843,102	32,425,703
Universal Health Services, Inc. - Class B	354,010	39,387,153

		101,051,277

Insurance—9.3%
ACE, Ltd.	178,922	20,554,559
Arthur J. Gallagher & Co.	408,011	19,209,158
FNF Group	978,167	33,697,853
Marsh & McLennan Cos., Inc.	490,337	28,066,890
Willis Group Holdings plc	516,986	23,166,143

		124,694,603

IT Services—2.7%
Teradata Corp. (a) (b)	843,018	36,823,026

Life Sciences Tools & Services—1.9%
PerkinElmer, Inc.	570,541	24,949,758

Machinery—7.1%
Ingersoll-Rand plc	513,440	32,546,962
Pentair plc	446,415	29,650,884
Snap-on, Inc.	237,869	32,526,207

		94,724,053

Media—1.3%
Gannett Co., Inc.	534,918	17,079,932

Multi-Utilities—0.9%
CenterPoint Energy, Inc.	543,127	12,725,466

Oil, Gas & Consumable Fuels—2.7%
Newfield Exploration Co. (a)	467,917	12,689,909
Williams Cos., Inc. (The)	511,292	22,977,462

		35,667,371

Real Estate Management & Development—2.9%
Forest City Enterprises, Inc. - Class A (a)	1,807,013	38,489,377

Road & Rail—0.7%
Swift Transportation Co. (a)	307,260	8,796,854

Software—5.4%
Cadence Design Systems, Inc. (a) (b)	1,624,024	30,807,735
Citrix Systems, Inc. (a)	644,613	41,126,310

		71,934,045

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—3.3%
Advance Auto Parts, Inc.	186,543	$29,712,569
Ascena Retail Group, Inc. (a)	1,155,035	14,507,240

		44,219,809

Technology Hardware, Storage & Peripherals—2.3%
Diebold, Inc. (b)	269,366	9,330,838
NetApp, Inc.	533,272	22,104,125

		31,434,963

Total Common Stocks (Cost $1,162,945,624)		1,303,362,510

Short-Term Investments—13.1%

Mutual Fund—9.7%
State Street Navigator Securities Lending MET Portfolio (c)	129,796,380	129,796,380

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $45,471,855 on 01/02/15, collateralized by $46,325,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $46,382,906.	45,471,855	45,471,855

Total Short-Term Investments (Cost $175,268,235)		175,268,235

Total Investments—110.3% (Cost $1,338,213,859) (d)		1,478,630,745
Other assets and liabilities (net)—(10.3)%		(137,851,794)

Net Assets—100.0%		$1,340,778,951

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $130,265,224 and the collateral received consisted of cash in the amount of $129,796,380 and non-cash collateral with a value of $5,870,640. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,338,214,401. The aggregate unrealized appreciation and depreciation of investments were $168,116,879 and $(27,700,535), respectively, resulting in net unrealized appreciation of $140,416,344 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
GBP	5,910,692	Bank of New York Mellon Corp.	01/09/15	$9,291,076	$78,955
GBP	5,913,751	State Street Bank and Trust	01/09/15	9,298,368	81,480

Net Unrealized Appreciation					$160,435

(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$33,422,665	$—	$—	$33,422,665
Air Freight & Logistics	18,511,433	—	—	18,511,433
Auto Components	69,041,615	—	—	69,041,615
Banks	112,006,182	—	—	112,006,182
Building Products	60,315,002	—	—	60,315,002
Capital Markets	87,022,245	—	—	87,022,245
Chemicals	57,261,582	—	—	57,261,582
Commercial Services & Supplies	12,156,602	—	—	12,156,602
Communications Equipment	31,076,477	—	—	31,076,477
Diversified Telecommunication Services	31,906,689	—	—	31,906,689
Electric Utilities	29,165,971	—	—	29,165,971
Electrical Equipment	26,819,015	—	—	26,819,015
Energy Equipment & Services	6,568,784	19,262,406	—	25,831,190
Food Products	35,536,768	—	—	35,536,768
Health Care Equipment & Supplies	30,698,540	—	—	30,698,540
Health Care Providers & Services	101,051,277	—	—	101,051,277
Insurance	124,694,603	—	—	124,694,603
IT Services	36,823,026	—	—	36,823,026
Life Sciences Tools & Services	24,949,758	—	—	24,949,758
Machinery	94,724,053	—	—	94,724,053
Media	17,079,932	—	—	17,079,932
Multi-Utilities	12,725,466	—	—	12,725,466
Oil, Gas & Consumable Fuels	35,667,371	—	—	35,667,371
Real Estate Management & Development	38,489,377	—	—	38,489,377
Road & Rail	8,796,854	—	—	8,796,854
Software	71,934,045	—	—	71,934,045
Specialty Retail	44,219,809	—	—	44,219,809
Technology Hardware, Storage & Peripherals	31,434,963	—	—	31,434,963
Total Common Stocks	1,284,100,104	19,262,406	—	1,303,362,510
Short-Term Investments
Mutual Fund	129,796,380	—	—	129,796,380
Repurchase Agreement	—	45,471,855	—	45,471,855
Total Short-Term Investments	129,796,380	45,471,855	—	175,268,235
Total Investments	$1,413,896,484	$64,734,261	$—	$1,478,630,745

Collateral for securities loaned (Liability)	$—	$(129,796,380)	$—	$(129,796,380)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$160,435	$—	$160,435

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,478,630,745
Cash	127,792
Cash denominated in foreign currencies (c)	22
Unrealized appreciation on forward foreign currency exchange contracts	160,435
Receivable for:
Investments sold	638,029
Fund shares sold	124,803
Dividends	1,857,380
Prepaid expenses	3,452

Total Assets	1,481,542,658
Liabilities
Collateral for securities loaned	129,796,380
Payables for:
Investments purchased	8,958,893
Fund shares redeemed	811,856
Accrued expenses:
Management fees	710,504
Distribution and service fees	189,451
Deferred trustees’ fees	85,931
Other expenses	210,692

Total Liabilities	140,763,707

Net Assets	$1,340,778,951

Net assets consist of:
Paid in surplus	$1,131,754,998
Undistributed net investment income	6,641,667
Accumulated net realized gain	61,808,637
Unrealized appreciation on investments and foreign currency transactions	140,573,649

Net Assets	$1,340,778,951

Net Assets
Class A	$431,368,339
Class B	871,306,532
Class E	38,104,080
Capital Shares Outstanding*
Class A	21,189,870
Class B	43,524,560
Class E	1,887,153
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.36
Class B	20.02
Class E	20.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,338,213,859.
(b)	Includes securities loaned at value of $130,265,224.
(c)	Identified cost of cash denominated in foreign currencies was $22.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$16,398,290
Interest	29
Securities lending income	247,385

Total investment income	16,645,704
Expenses
Management fees	8,285,106
Administration fees	30,239
Custodian and accounting fees	96,953
Distribution and service fees—Class B	2,116,503
Distribution and service fees—Class E	58,843
Audit and tax services	39,510
Legal	52,857
Trustees’ fees and expenses	43,761
Shareholder reporting	305,890
Insurance	7,974
Miscellaneous	13,117

Total expenses	11,050,753
Less management fee waiver	(225,026)
Less broker commission recapture	(88,738)

Net expenses	10,736,989

Net Investment Income	5,908,715

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	61,970,593
Futures contracts	(71,583)
Foreign currency transactions	968,207

Net realized gain	62,867,217

Net change in unrealized appreciation on:
Investments	55,372,189
Foreign currency transactions	156,763

Net change in unrealized appreciation	55,528,952

Net realized and unrealized gain	118,396,169

Net Increase in Net Assets From Operations	$124,304,884

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,908,715	$6,865,899
Net realized gain	62,867,217	315,240,416
Net change in unrealized appreciation (depreciation)	55,528,952	(22,332,558)

Increase in net assets from operations	124,304,884	299,773,757

From Distributions to Shareholders
Net investment income
Class A	(2,478,244)	(3,052,538)
Class B	(3,703,019)	(5,619,674)
Class E	(221,390)	(326,720)
Net realized capital gains
Class A	(61,004,092)	0
Class B	(138,417,488)	0
Class E	(6,928,303)	0

Total distributions	(212,752,536)	(8,998,932)

Increase (decrease) in net assets from capital share transactions	232,762,651	(141,989,467)

Total increase in net assets	144,314,999	148,785,358

Net Assets
Beginning of period	1,196,463,952	1,047,678,594

End of period	$1,340,778,951	$1,196,463,952

Undistributed net investment income
End of period	$6,641,667	$6,214,876

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,924,347	$92,479,547	842,899	$16,987,156
Reinvestments	3,438,913	63,482,336	162,110	3,052,538
Redemptions	(2,812,267)	(56,697,460)	(2,705,253)	(54,794,205)

Net increase (decrease)	5,550,993	$99,264,423	(1,700,244)	$(34,754,511)

Class B
Sales	1,462,513	$29,089,618	2,000,605	$39,927,530
Fund subscription in kind	5,324,859	97,604,659 (a)	0	0
Reinvestments	7,813,112	142,120,507	302,133	5,619,674
Redemptions	(6,763,078)	(136,061,717)	(7,302,722)	(145,890,608)

Net increase (decrease)	7,837,406	$132,753,067	(4,999,984)	$(100,343,404)

Class E
Sales	26,529	$532,168	69,965	$1,409,481
Reinvestments	390,054	7,149,693	17,453	326,720
Redemptions	(340,291)	(6,936,700)	(431,778)	(8,627,753)

Net increase (decrease)	76,292	$745,161	(344,360)	$(6,891,552)

Increase (decrease) derived from capital shares transactions		$232,762,651		$(141,989,467)

(a)	Includes cash and securities amounting to $5,931,767 and $91,672,892, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.73	$17.57	$15.38	$16.04	$12.84

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.16	0.23	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.70	5.18	2.07	(0.64)	3.19

Total from investment operations	1.83	5.34	2.30	(0.54)	3.31

Less Distributions
Distributions from net investment income	(0.16)	(0.18)	(0.11)	(0.12)	(0.11)
Distributions from net realized capital gains	(4.04)	0.00	0.00	0.00	0.00

Total distributions	(4.20)	(0.18)	(0.11)	(0.12)	(0.11)

Net Asset Value, End of Period	$20.36	$22.73	$17.57	$15.38	$16.04

Total Return (%) (b)	9.96	30.63	15.00	(3.46)	25.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.70	0.69	0.73	0.75
Net ratio of expenses to average net assets (%) (c)	0.67	0.69	0.69	0.73	0.75
Ratio of net investment income to average net assets (%)	0.62	0.78	1.37	0.65	0.86
Portfolio turnover rate (%)	42 (g)	144	66	47	77
Net assets, end of period (in millions)	$431.4	$355.5	$304.7	$35.6	$42.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.42	$17.34	$15.18	$15.84	$12.69

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.11	0.16	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.67	5.12	2.07	(0.64)	3.15

Total from investment operations	1.75	5.23	2.23	(0.58)	3.23

Less Distributions
Distributions from net investment income	(0.11)	(0.15)	(0.07)	(0.08)	(0.08)
Distributions from net realized capital gains	(4.04)	0.00	0.00	0.00	0.00

Total distributions	(4.15)	(0.15)	(0.07)	(0.08)	(0.08)

Net Asset Value, End of Period	$20.02	$22.42	$17.34	$15.18	$15.84

Total Return (%) (b)	9.64	30.30	14.70	(3.70)	25.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.95	0.94	0.98	1.00
Net ratio of expenses to average net assets (%) (c)	0.92	0.94	0.94	0.98	1.00
Ratio of net investment income to average net assets (%)	0.38	0.53	1.00	0.41	0.62
Portfolio turnover rate (%)	42 (g)	144	66	47	77
Net assets, end of period (in millions)	$871.3	$800.0	$705.4	$357.1	$382.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012(d)
Net Asset Value, Beginning of Period	$22.58	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.13	0.14
Net realized and unrealized gain on investments	1.68	5.15	0.88

Total from investment operations	1.78	5.28	1.02

Less Distributions
Distributions from net investment income	(0.13)	(0.16)	0.00
Distributions from net realized capital gains	(4.04)	0.00	0.00

Total distributions	(4.17)	(0.16)	0.00

Net Asset Value, End of Period	$20.19	$22.58	$17.46

Total Return (%) (b)	9.74	30.46	6.20	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.84	(f)
Net ratio of expenses to average net assets (%) (c)	0.82	0.84	0.84	(f)
Ratio of net investment income to average net assets (%)	0.47	0.62	1.26	(f)
Portfolio turnover rate (%)	42 (g)	144	66
Net assets, end of period (in millions)	$38.1	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was April 25, 2012.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $45,471,855, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the period April 29, 2014 through April 30, 2014, the Portfolio had bought and sold $40,681,847 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$160,435

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon Corp.	$78,955	$—	$—	$78,955
State Street Bank and Trust	81,480	—	—	81,480

	$160,435	$—	$—	$160,435

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$965,163	$965,163
Futures contracts	(71,583)	—	(71,583)

	$(71,583)	$965,163	$893,580

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$160,435	$160,435

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$13,738,353

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities and subscriptions in kind, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$530,330,032	$0	$563,856,127

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $4,614,517 in purchases of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $27,568,397 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$8,285,106	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	500 million

An identical agreement was in place for the period October 1, 2013, through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$6,402,653	$8,998,932	$206,349,883	$—	$212,752,536	$8,998,932

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$48,866,058	$19,831,151	$140,412,675	$—	$209,109,884

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-22

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-23

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Mid Cap Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended October 31, 2014. The Board further noted that Invesco assumed portfolio management responsibilities for the Portfolio effective October 1, 2013 and that performance prior to that date represents that of the previous sub-adviser. The Board took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board noted the Portfolio’s advisory fee and two-tiered sub-advisory fee.

MIST-24

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 8.18%, 7.91%, and 8.04%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 5.60%.

MARKET ENVIRONMENT / CONDITIONS

The persistent “good but not great” economic environment and historically low interest rates led U.S. equity markets higher during the year ending December 31, 2014. The U.S. economy carried on a slow growth path and the U.S. Federal Reserve Bank continued to reduce monthly purchases of securities throughout 2014, finally ending all purchases in October. In the early months of 2014, equity markets turned more volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers and sentiment, but only for a while and corporate earnings bounced back and were generally strong through the year. Stocks rallied through the summer, with the S&P 500 Index surpassing the 2,000 level by the end of August despite upheaval in Ukraine and signs of economic sluggishness in China. As investors wrestled with the evidence that U.S. growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a freefall, along with U.S. equities. Despite the unknown economic impact of significantly lower oil prices for an unforeseeable period, equity markets stabilized and recovered even through a subsequent December sell-off to end the year on a positive note overall.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio did well in this environment, posting a positive return and solidly outperforming the benchmark Russell 2000 Growth Index due to stock selection decisions across most sectors. The Portfolio particularly outperformed in the Health Care, Consumer Discretionary and Industrials sectors. These sectors more than offset underperformance in the Energy sector, where the Portfolio’s modest overweight exposure impacted performance as oil prices plummeted.

The Portfolio outperformed by the widest margin in the Health Care sector due primarily to stock selection. Intermune Pharmaceuticals was the Portfolio’s largest contributor. During the year, the biotechnology company reported better than expected trial results and confirmed efficacy of their key lung disease treatment. The stock outperformed on this news and then further appreciated when the company was subsequently acquired for a significant premium. Exact Sciences also benefitted performance based on the promising outlook for adoption of their non-invasive screening tool for colorectal cancer.

The Portfolio also outperformed in the Consumer Discretionary sector due to stock selection. Top contributors in this sector included Jack in the Box which reported strong sales and earnings growth throughout the year and Domino’s Pizza which benefitted from its investments in on-line and mobile technology to increase market share.

In the fall, the impact of unexpected new oil supply and decreased global demand hit oil markets simultaneously. As the commodity price tumbled, energy stocks fell and were the worst performing sector of the Index by a wide margin. The Portfolio underperformed in the sector primarily due to a modest overweight, as most of the Portfolio’s energy stocks held up better than those of the Index. However, a few Portfolio holdings did underperform including Oasis Petroleum and Laredo Petroleum, two exploration and production companies which trailed the broader Energy sector.

Portfolio positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon leads to relatively low turnover. Portfolio positioning did not change dramatically during the year. At period end, within modest ranges, Industrials and Information Technology were the largest overweight exposures relative to the benchmark, while Consumer Discretionary and Health Care stocks represented underweights.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	8.18	17.71	9.88
Class B	7.91	17.42	9.65
Class E	8.04	17.55	9.77
Russell 2000 Growth Index	5.60	16.80	8.54

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	2.0
Jack in the Box, Inc.	1.6
CoStar Group, Inc.	1.5
SBA Communications Corp. - Class A	1.4
Wabtec Corp.	1.4
Exact Sciences Corp.	1.3
VCA, Inc.	1.3
AO Smith Corp.	1.2
Incyte Corp.	1.1
Knight Transportation, Inc.	1.1

Top Sectors

% of Net Assets
Information Technology	28.6
Health Care	21.5
Industrials	17.1
Consumer Discretionary	12.9
Financials	8.0
Energy	3.6
Materials	3.1
Consumer Staples	1.5
Telecommunication Services	1.4
Utilities	0.9

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.86%	$1,000.00	$1,030.50	$4.40
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class B(a)	Actual	1.11%	$1,000.00	$1,029.40	$5.68
	Hypothetical*	1.11%	$1,000.00	$1,019.61	$5.65

Class E(a)	Actual	1.01%	$1,000.00	$1,029.90	$5.17
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Hexcel Corp. (a)	256,782	$10,653,885
TransDigm Group, Inc.	60,764	11,931,012

		22,584,897

Air Freight & Logistics—0.9%
Forward Air Corp.	260,815	13,137,252

Banks—3.0%
Hancock Holding Co.	291,098	8,936,709
Home BancShares, Inc.	368,990	11,866,718
SVB Financial Group (a)	120,644	14,003,149
UMB Financial Corp.	189,257	10,766,831

		45,573,407

Biotechnology—5.0%
Alnylam Pharmaceuticals, Inc. (a) (b)	126,383	12,259,151
Exact Sciences Corp. (a) (b)	726,516	19,935,599
Incyte Corp. (a) (b)	237,265	17,346,444
NPS Pharmaceuticals, Inc. (a)	361,081	12,915,868
Repligen Corp. (a) (b)	259,896	5,145,941
Seattle Genetics, Inc. (a) (b)	254,510	8,177,406

		75,780,409

Building Products—1.2%
AO Smith Corp.	321,674	18,145,630

Capital Markets—3.2%
Affiliated Managers Group, Inc. (a)	54,613	11,591,063
Greenhill & Co., Inc. (b)	147,520	6,431,872
Janus Capital Group, Inc. (b)	871,320	14,054,392
Stifel Financial Corp. (a)	323,494	16,504,664

		48,581,991

Chemicals—0.9%
PolyOne Corp.	371,832	14,096,151

Commercial Services & Supplies—2.4%
Pitney Bowes, Inc.	586,406	14,290,714
Steelcase, Inc. - Class A	711,951	12,779,521
Tetra Tech, Inc.	359,460	9,597,582

		36,667,817

Communications Equipment—1.6%
ARRIS Group, Inc. (a)	520,330	15,708,762
Finisar Corp. (a) (b)	413,280	8,021,765

		23,730,527

Construction & Engineering—0.5%
MasTec, Inc. (a) (b)	326,010	7,371,086

Construction Materials—0.7%
Martin Marietta Materials, Inc. (b)	90,568	9,991,462

Containers & Packaging—1.0%
Berry Plastics Group, Inc. (a)	478,718	15,103,553

Distributors—0.8%
Pool Corp.	197,227	12,512,081

Electric Utilities—0.9%
ITC Holdings Corp.	336,042	13,586,178

Electrical Equipment—1.0%
Acuity Brands, Inc.	112,720	15,788,690

Electronic Equipment, Instruments & Components—3.2%
Cognex Corp. (a)	282,041	11,656,755
IPG Photonics Corp. (a) (b)	130,846	9,802,982
National Instruments Corp. (b)	302,126	9,393,097
SYNNEX Corp.	216,896	16,952,592

		47,805,426

Energy Equipment & Services—1.2%
Atwood Oceanics, Inc. (a)	171,043	4,852,490
Dril-Quip, Inc. (a)	124,321	9,539,150
Patterson-UTI Energy, Inc.	251,818	4,177,661

		18,569,301

Food Products—1.4%
B&G Foods, Inc. (b)	299,556	8,956,724
Diamond Foods, Inc. (a)	5,151	145,413
Lancaster Colony Corp.	136,043	12,739,067

		21,841,204

Health Care Equipment & Supplies—5.1%
DexCom, Inc. (a)	273,752	15,070,048
Insulet Corp. (a) (b)	243,084	11,196,449
NuVasive, Inc. (a)	313,252	14,772,964
Sirona Dental Systems, Inc. (a)	146,124	12,766,854
STERIS Corp. (b)	244,501	15,855,890
Thoratec Corp. (a)	233,603	7,582,753

		77,244,958

Health Care Providers & Services—5.6%
Chemed Corp. (b)	144,071	15,223,983
Community Health Systems, Inc. (a)	279,871	15,090,644
Envision Healthcare Holdings, Inc. (a)	317,491	11,013,763
HealthSouth Corp.	322,676	12,410,119
Select Medical Holdings Corp.	788,826	11,359,094
VCA, Inc. (a)	387,287	18,887,987

		83,985,590

Health Care Technology—0.3%
HMS Holdings Corp. (a) (b)	224,194	4,739,461

Hotels, Restaurants & Leisure—4.8%
BJ’s Restaurants, Inc. (a)	240,873	12,094,233
Cheesecake Factory, Inc. (The) (b)	222,281	11,182,957
Choice Hotels International, Inc. (b)	233,179	13,062,688

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Domino’s Pizza, Inc.	119,918	$11,292,678
Jack in the Box, Inc.	301,213	24,084,992

		71,717,548

Household Durables—0.7%
Standard Pacific Corp. (a) (b)	1,350,236	9,843,220

Insurance—0.9%
American Equity Investment Life Holding Co.	484,546	14,143,898

Internet Software & Services—3.7%
CoStar Group, Inc. (a)	124,548	22,870,749
Dealertrack Technologies, Inc. (a) (b)	273,029	12,097,915
Envestnet, Inc. (a)	220,075	10,814,485
HomeAway, Inc. (a)	318,284	9,478,498

		55,261,647

IT Services—1.8%
Booz Allen Hamilton Holding Corp.	441,217	11,705,487
EPAM Systems, Inc. (a)	315,910	15,084,702

		26,790,189

Leisure Products—0.8%
Brunswick Corp.	237,409	12,169,585

Life Sciences Tools & Services—2.3%
Bio-Techne Corp.	124,999	11,549,907
PAREXEL International Corp. (a) (b)	231,412	12,857,251
PerkinElmer, Inc.	243,607	10,652,934

		35,060,092

Machinery—4.9%
Crane Co.	169,959	9,976,593
ITT Corp.	365,285	14,779,431
Lincoln Electric Holdings, Inc.	210,633	14,552,634
WABCO Holdings, Inc. (a)	134,788	14,123,087
Wabtec Corp.	235,467	20,459,728

		73,891,473

Marine—0.8%
Kirby Corp. (a)	140,435	11,338,722

Media—0.6%
Sinclair Broadcast Group, Inc. - Class A (b)	349,912	9,573,592

Metals & Mining—0.5%
Carpenter Technology Corp.	158,780	7,819,915

Oil, Gas & Consumable Fuels—2.3%
Energen Corp.	162,320	10,349,523
Laredo Petroleum, Inc. (a) (b)	390,216	4,038,736
Oasis Petroleum, Inc. (a) (b)	289,523	4,788,710
SemGroup Corp. - Class A	133,381	9,121,927
Ultra Petroleum Corp. (a) (b)	514,809	6,774,886

		35,073,782

Pharmaceuticals—3.2%
Catalent, Inc. (a)	10,561	294,441
Jazz Pharmaceuticals plc (a) (b)	69,946	11,452,259
Nektar Therapeutics (a) (b)	887,228	13,752,034
Pacira Pharmaceuticals, Inc. (a) (b)	105,349	9,340,242
Salix Pharmaceuticals, Ltd. (a)	114,094	13,113,964

		47,952,940

Real Estate Investment Trusts—0.9%
Corrections Corp. of America (b)	360,293	13,093,048

Road & Rail—2.3%
Knight Transportation, Inc. (b)	513,993	17,301,004
Old Dominion Freight Line, Inc. (a)	20,610	1,600,160
Swift Transportation Co. (a) (b)	553,255	15,839,691

		34,740,855

Semiconductors & Semiconductor Equipment—5.6%
Atmel Corp. (a)	1,550,336	13,015,071
Cavium, Inc. (a) (b)	223,156	13,795,504
MKS Instruments, Inc.	290,545	10,633,947
Monolithic Power Systems, Inc.	246,229	12,247,431
Power Integrations, Inc.	232,433	12,026,083
Silicon Laboratories, Inc. (a)	231,833	11,039,887
Teradyne, Inc.	590,319	11,682,413

		84,440,336

Software—11.8%
Aspen Technology, Inc. (a)	315,691	11,055,499
Cadence Design Systems, Inc. (a) (b)	660,317	12,526,213
CommVault Systems, Inc. (a)	137,523	7,108,564
Guidewire Software, Inc. (a) (b)	253,704	12,845,034
Interactive Intelligence Group, Inc. (a) (b)	210,670	10,091,093
Manhattan Associates, Inc. (a) (b)	750,483	30,559,668
Mentor Graphics Corp.	557,468	12,219,699
MicroStrategy, Inc. - Class A (a)	81,489	13,233,814
NetScout Systems, Inc. (a) (b)	178,956	6,539,052
QLIK Technologies, Inc. (a)	408,218	12,609,854
Qualys, Inc. (a)	342,181	12,917,333
SolarWinds, Inc. (a)	260,035	12,957,544
Ultimate Software Group, Inc. (The) (a) (b)	84,522	12,409,097
Verint Systems, Inc. (a)	200,048	11,658,797

		178,731,261

Specialty Retail—3.5%
ANN, Inc. (a)	272,356	9,935,547
DSW, Inc. - Class A	310,546	11,583,366
Five Below, Inc. (a) (b)	254,222	10,379,884
Group 1 Automotive, Inc. (b)	150,294	13,469,348
Vitamin Shoppe, Inc. (a) (b)	139,915	6,797,071

		52,165,216

Technology Hardware, Storage & Peripherals—1.0%
Cray, Inc. (a) (b)	427,322	14,734,063

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—1.8%
G-III Apparel Group, Ltd. (a)	158,044	$15,964,024
Steven Madden, Ltd. (a)	347,823	11,071,206

		27,035,230

Trading Companies & Distributors—1.6%
Watsco, Inc.	120,333	12,875,631
WESCO International, Inc. (a) (b)	140,639	10,718,098

		23,593,729

Wireless Telecommunication Services—1.4%
SBA Communications Corp. - Class A (a)	197,074	21,827,916

Total Common Stocks (Cost $1,011,279,504)		1,487,835,328

Rights—0.0%

Health Care Providers & Services—0.0%
Community Health Systems, Inc., Expires 01/04/16 (a) (Cost $50,585)	778,232	19,456

Short-Term Investments—20.8%

Mutual Fund—19.3%
State Street Navigator Securities Lending MET Portfolio (c)	291,040,030	291,040,030

Security Description	Principal Amount*	Value

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $22,733,734 on 01/02/15, collateralized by $23,190,000 Federal Home Loan Bank at 0.160% due 03/11/15 with a value of $23,190,000.	22,733,734	$22,733,734

Total Short-Term Investments (Cost $313,773,764)		313,773,764

Total Investments—119.4% (Cost $1,325,103,853) (d)		1,801,628,548
Other assets and liabilities (net)—(19.4)%		(292,463,695)

Net Assets—100.0%		$1,509,164,853

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $285,417,939 and the collateral received consisted of cash in the amount of $291,040,030 and non-cash collateral with a value of $3,440,256. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,324,355,898. The aggregate unrealized appreciation and depreciation of investments were $518,056,340 and $(40,783,690), respectively, resulting in net unrealized appreciation of $477,272,650 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,487,835,328	$—	$—	$1,487,835,328
Total Rights*	19,456	—	—	19,456
Short-Term Investments
Mutual Fund	291,040,030	—	—	291,040,030
Repurchase Agreement	—	22,733,734	—	22,733,734
Total Short-Term Investments	291,040,030	22,733,734	—	313,773,764
Total Investments	$1,778,894,814	$22,733,734	$—	$1,801,628,548

Collateral for securities loaned (Liability)	$—	$(291,040,030)	$—	$(291,040,030)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,801,628,548
Receivable for:
Investments sold	448,524
Fund shares sold	80,266
Dividends	682,245
Prepaid expenses	3,826

Total Assets	1,802,843,409
Liabilities
Collateral for securities loaned	291,040,030
Payables for:
Investments purchased	508,502
Fund shares redeemed	767,518
Accrued expenses:
Management fees	1,063,969
Distribution and service fees	90,426
Deferred trustees’ fees	67,424
Other expenses	140,687

Total Liabilities	293,678,556

Net Assets	$1,509,164,853

Net assets consist of:
Paid in surplus	$702,855,466
Undistributed net investment income	1,712,103
Accumulated net realized gain	328,072,589
Unrealized appreciation on investments	476,524,695

Net Assets	$1,509,164,853

Net Assets
Class A	$1,075,654,746
Class B	417,005,469
Class E	16,504,638
Capital Shares Outstanding*
Class A	54,813,310
Class B	22,063,682
Class E	855,600
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.62
Class B	18.90
Class E	19.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $285,417,939.
(b)	Identified cost of investments was $1,325,103,853.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$15,937,926
Securities lending income	1,624,306

Total investment income	17,562,232
Expenses
Management fees	13,394,309
Administration fees	36,947
Custodian and accounting fees	125,148
Distribution and service fees—Class B	1,044,431
Distribution and service fees—Class E	24,354
Audit and tax services	39,510
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	106,283
Insurance	9,776
Miscellaneous	17,124

Total expenses	14,875,962
Less management fee waiver	(250,000)
Less broker commission recapture	(58,657)

Net expenses	14,567,305

Net Investment Income	2,994,927

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	329,370,789
Futures contracts	(1,927,003)

Net realized gain	327,443,786

Net change in unrealized depreciation on investments	(215,367,995)

Net realized and unrealized gain	112,075,791

Net Increase in Net Assets From Operations	$115,070,718

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,994,927	$(1,315,951)
Net realized gain	327,443,786	197,052,575
Net change in unrealized appreciation (depreciation)	(215,367,995)	369,422,662

Increase in net assets from operations	115,070,718	565,159,286

From Distributions to Shareholders
Net investment income
Class A	0	(5,352,864)
Class B	0	(813,978)
Class E	0	(43,094)
Net realized capital gains
Class A	(144,739,748)	(72,744,049)
Class B	(49,457,582)	(22,123,511)
Class E	(1,902,860)	(815,717)

Total distributions	(196,100,190)	(101,893,213)

Decrease in net assets from capital share transactions	(195,278,985)	(282,344,958)

Total increase (decrease) in net assets	(276,308,457)	180,921,115

Net Assets
Beginning of period	1,785,473,310	1,604,552,195

End of period	$1,509,164,853	$1,785,473,310

Accumulated undistributed net investment income (loss)
End of period	$1,712,103	$(53,885)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,779,639	$86,096,925	4,330,920	$75,103,898
Reinvestments	8,154,353	144,739,748	4,987,031	78,096,913
Redemptions	(23,151,946)	(427,830,332)	(24,900,559)	(436,591,837)

Net decrease	(10,217,954)	$(196,993,659)	(15,582,608)	$(283,391,026)

Class B
Sales	2,121,054	$39,434,589	3,494,132	$60,318,809
Reinvestments	2,887,193	49,457,582	1,508,053	22,937,489
Redemptions	(4,729,443)	(87,749,918)	(4,887,653)	(83,787,241)

Net increase (decrease)	278,804	$1,142,253	114,532	$(530,943)

Class E
Sales	178,849	$3,403,487	245,077	$4,210,462
Reinvestments	108,922	1,902,860	55,515	858,811
Redemptions	(250,196)	(4,733,926)	(200,172)	(3,492,262)

Net increase	37,575	$572,421	100,420	$1,577,011

Decrease derived from capital shares transactions		$(195,278,985)		$(282,344,958)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$20.53		$15.67		$14.07	$14.19	$11.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		(0.00	)(b)	0.07	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.38		6.00		2.48	(0.09)	3.00

Total from investment operations	1.43		6.00		2.55	(0.12)	2.97

Less Distributions
Distributions from net investment income	0.00		(0.08)		0.00	0.00	0.00
Distributions from net realized capital gains	(2.34)		(1.06)		(0.95)	0.00	0.00

Total distributions	(2.34)		(1.14)		(0.95)	0.00	0.00

Net Asset Value, End of Period	$19.62		$20.53		$15.67	$14.07	$14.19

Total Return (%) (c)	8.18		40.54		18.51	(0.85)	26.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.87		0.87	0.88	0.89
Net ratio of expenses to average net assets (%) (d)	0.86		0.85		0.86	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	0.26		(0.02)		0.48	(0.21)	(0.22)
Portfolio turnover rate (%)	28		18		28	40	36
Net assets, end of period (in millions)	$1,075.7		$1,335.2		$1,263.5	$1,111.8	$1,074.4

	Class B
	Year Ended December 31,
	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$19.91		$15.23		$13.73	$13.88	$11.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.05)		0.03	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.33		5.83		2.42	(0.08)	2.94

Total from investment operations	1.33		5.78		2.45	(0.15)	2.88

Less Distributions
Distributions from net investment income	0.00		(0.04)		0.00	0.00	0.00
Distributions from net realized capital gains	(2.34)		(1.06)		(0.95)	0.00	0.00

Total distributions	(2.34)		(1.10)		(0.95)	0.00	0.00

Net Asset Value, End of Period	$18.90		$19.91		$15.23	$13.73	$13.88

Total Return (%) (c)	7.91		40.17		18.23	(1.08)	26.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12		1.12		1.12	1.13	1.14
Net ratio of expenses to average net assets (%) (d)	1.11		1.10		1.11	1.12	1.12
Ratio of net investment income (loss) to average net assets (%)	(0.00	)(e)	(0.27)		0.22	(0.46)	(0.47)
Portfolio turnover rate (%)	28		18		28	40	36
Net assets, end of period (in millions)	$417.0		$433.7		$330.0	$299.4	$282.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.25	$15.47	$13.92	$14.06	$11.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.03)	0.04	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.36	5.93	2.46	(0.09)	2.98

Total from investment operations	1.38	5.90	2.50	(0.14)	2.93

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.34)	(1.06)	(0.95)	0.00	0.00

Total distributions	(2.34)	(1.12)	(0.95)	0.00	0.00

Net Asset Value, End of Period	$19.29	$20.25	$15.47	$13.92	$14.06

Total Return (%) (c)	8.04	40.34	18.34	(1.00)	26.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.02	1.03	1.04
Net ratio of expenses to average net assets (%) (d)	1.01	1.00	1.01	1.02	1.02
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.16)	0.30	(0.36)	(0.38)
Portfolio turnover rate (%)	28	18	28	40	36
Net assets, end of period (in millions)	$16.5	$16.6	$11.1	$11.2	$11.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, return of capital adjustments, and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $22,733,734, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 21, 2014 through April 29, 2014, the Portfolio had bought and sold $108,141,181 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $1,927,003 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$438,695,626	$0	$808,192,872

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,892,342 in purchases of investments and $76,419,426 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $52,509,892 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$13,394,309	0.880%	First $500 million
	0.830%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to manging the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	500 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$24,439,290	$22,458,040	$171,660,900	$79,435,173	$196,100,190	$101,893,213

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$41,860,152	$287,244,006	$477,272,654	$—	$806,376,812

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-21

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-22

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Small Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 5.36% and 5.09%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.97%.

MARKET ENVIRONMENT / CONDITIONS

Investors entered the year with widely-held expectations of higher Treasury yields in 2014. Despite those expectations, longer-maturity yields actually declined, helping all U.S. fixed income sectors produce positive total returns in 2014. A combination of lingering doubts about the domestic economy, concerns over weaker global growth, and a series of geopolitical quasi-crises depressed U.S. yields for most of the year. The spread between the 2- and 10-year Treasuries finished the year at 1.61%, down 104 basis points (“bps”) from the end of 2013. In addition, increasingly accommodative monetary policy from the Bank of Japan and the European Central Bank likely contributed to an 8.2% rise in the U.S. dollar since June. After an expansion of its balance sheet since 2008 of over $3.5 trillion, the Federal Reserve ended its asset purchase program and came to the conclusion that the costs of further balance sheet expansion outweigh the additional benefits to the broader economy. All told, 2014 was a good year for U.S. dollar assets. Both bonds and equities generally did well, although key commodities sold off, underscoring market concerns about global growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s duration positioning was a detractor from performance, as the Portfolio maintained an underweight position relative to the benchmark (roughly 91% of the benchmark’s duration). Rates reversed course from 2013 (when the ten year rose from 1.76% to finish at 3.03%) with the 10-year Treasury finishing at 2.17%, down 86 bps during the year. Yield curve positioning was a slight negative over the past twelve months as the overweight position to the 10-year part of the curve contributed to performance but was more than offset by the underweight to the very long end of the curve (20+ years), as this segment was the strongest. During 2014, spreads on Corporate bonds widened 17 bps with the market Option Adjusted Spread (OAS) moving from 114 bps to 131bps. The Barclays Corporate Index trailed comparable duration Treasuries by 48 bps on the year. The Portfolio’s underweight to Credit was a contributor to performance on the year as Credit trailed other sectors in the Index. The Portfolio’s underweight to the Non-Corporate sector of the market (U.S. dollar denominated sovereigns and supra-nationals) was a detractor as this segment of the market performed well during the year. The Portfolio’s Mortgage-Backed Securities (“MBS”) allocation underperformed the MBS segment held in the benchmark. Security selection worked against the Portfolio as pass-through mortgage structures performed well during the year, outpacing Collateralized Mortgage Obligations.

The Portfolio’s underweight in U.S Treasury debt was a detractor from performance, as the 10-year Treasury moved 86 bps lower during the year (as prices move lower, yields move higher). Within Treasuries, the 30-year bellwether rebounded from a rough 2013, posting performance of 29.38% during the year. The Portfolio maintained a shorter duration posture throughout the year, which was a detractor to excess returns as rates fell across the Treasury curve. Within structured credit, the Portfolio’s overweight to Non-Agency MBS and Asset-Backed Securities (“ABS”) were additive to performance, as these sectors generated positive excess returns for the year.

Portfolio allocations at the end of the year were: Treasury 26.0%, Agency 2.2%, MBS 37.1%, ABS 7.1%, CMBS 5.9%, Credit 19.2%, and cash 2.5%.

Douglas Swanson

Peter Simons

Henry Song

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	5.36	—	1.36
Class B	5.09	3.71	2.97
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.83

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	62.4
Corporate Bonds & Notes	18.8
Asset-Backed Securities	8.3
Mortgage-Backed Securities	6.7
Foreign Government	0.9

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.45%	$1,000.00	$1,017.50	$2.29
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class B(a)	Actual	0.70%	$1,000.00	$1,016.50	$3.56
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—62.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—35.1%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	1,060,662	$1,115,058
Fannie Mae 15 Yr. Pool
3.500%, 08/01/26	888,222	921,733
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	3,106,257	3,349,193
4.500%, 10/01/30	775,829	846,746
5.000%, 11/01/29	1,842,104	2,040,289
6.000%, 02/01/28	435,979	493,610
6.000%, 07/01/28	634,336	721,310
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	2,889,154	3,015,444
3.500%, 08/01/42	1,851,862	1,932,592
3.500%, 01/01/43	3,443,312	3,593,419
3.500%, 03/01/43	18,556,397	19,368,364
4.500%, 02/01/40	908,886	993,694
5.000%, 09/01/35	2,102,549	2,324,687
6.000%, 12/01/39	882,807	1,000,859
Fannie Mae ARM Pool 0.486%, 05/01/23 (a)	20,645,873	20,824,729
0.526%, 05/01/24 (a)	2,733,000	2,733,198
0.536%, 02/01/23 (a)	5,000,000	4,997,449
0.586%, 07/01/24 (a)	5,000,000	5,000,484
0.596%, 09/01/24 (a)	3,000,000	2,999,277
0.616%, 11/01/23 (a)	4,900,103	4,938,877
0.636%, 08/01/23 (a)	4,972,279	5,010,210
0.636%, 09/01/24 (a)	3,980,292	3,980,915
0.856%, 01/01/21 (a)	963,182	974,101
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	2,122,517	2,383,249
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	1,003,109	64,389
Fannie Mae Pool 1.735%, 05/01/20	15,000,000	14,807,375
1.750%, 06/01/20	7,340,617	7,244,758
1.800%, 02/01/20	3,031,781	3,008,611
1.810%, 01/01/20	4,344,028	4,315,735
2.010%, 07/01/19	2,976,341	2,991,628
2.010%, 06/01/20	12,541,000	12,552,639
2.240%, 12/01/22	2,000,000	1,979,580
2.330%, 11/01/22	17,810,000	17,669,870
2.350%, 05/01/23	4,849,590	4,802,794
2.360%, 05/01/23	9,408,381	9,319,441
2.420%, 05/01/23	5,853,057	5,808,934
2.420%, 06/01/23	4,869,661	4,838,243
2.450%, 11/01/22	3,000,000	2,998,217
2.460%, 02/01/23	1,440,475	1,447,454
2.500%, 04/01/23	2,000,000	1,997,135
2.510%, 06/01/23	3,891,216	3,890,958
2.520%, 05/01/23	25,000,000	24,909,849
2.530%, 05/01/23	4,247,392	4,254,016
2.540%, 05/01/23	5,000,000	5,011,391
2.640%, 04/01/23	1,953,217	1,970,038
2.640%, 05/01/23	2,343,248	2,362,878
2.680%, 04/01/19	988,546	1,022,593
2.690%, 10/01/23	2,000,000	2,019,268

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
2.700%, 05/01/23	5,000,000	$5,031,211
2.703%, 04/01/23	2,436,229	2,475,054
2.720%, 03/01/23	3,210,694	3,257,895
2.740%, 06/01/23	2,976,886	3,019,707
2.900%, 06/01/22	7,639,894	7,876,356
2.920%, 12/01/24	1,000,000	1,020,608
2.980%, 07/01/22	2,000,000	2,071,513
2.990%, 01/01/25	1,250,000	1,269,138
3.000%, 05/01/22	3,500,000	3,630,596
3.000%, 01/01/43	5,672,662	5,737,831
3.050%, 04/01/22	3,446,168	3,588,200
3.110%, 12/01/24	1,500,000	1,553,508
3.200%, 11/01/20	10,717,626	11,284,471
3.235%, 10/01/26	1,496,057	1,543,558
3.240%, 12/01/26	1,500,000	1,551,120
3.260%, 12/01/26	1,000,000	1,033,591
3.290%, 08/01/26	2,000,000	2,082,708
3.340%, 02/01/27 (c)	1,500,000	1,502,578
3.380%, 12/01/23	2,000,000	2,113,279
3.430%, 10/01/23	12,106,156	12,832,496
3.440%, 11/01/21	4,069,824	4,326,852
3.450%, 01/01/24	1,000,000	1,061,593
3.490%, 09/01/23	4,000,000	4,256,876
3.500%, 02/01/33	6,052,008	6,377,361
3.500%, 05/01/33	7,134,656	7,517,581
3.500%, 12/01/42	7,794,551	8,136,815
3.500%, 05/01/43	30,691,931	32,039,949
3.500%, 06/01/43	7,553,955	7,885,928
3.500%, 07/01/43	4,433,239	4,627,877
3.500%, 08/01/43	9,973,058	10,411,053
3.550%, 01/01/30 (c)	1,500,000	1,501,406
3.558%, 01/01/21	12,776,477	13,697,935
3.560%, 03/01/24	7,400,000	7,917,971
3.630%, 10/01/29	1,502,477	1,597,731
3.670%, 07/01/23	2,500,000	2,698,183
3.730%, 07/01/22	5,930,205	6,382,772
3.743%, 06/01/18	1,899,250	2,020,920
3.760%, 10/01/23	1,496,906	1,622,055
3.760%, 11/01/23	1,100,000	1,192,105
3.770%, 12/01/20	2,348,039	2,535,073
3.804%, 05/01/22	9,361,640	10,064,255
3.970%, 07/01/21	4,784,005	5,224,707
4.000%, 10/01/32	2,242,896	2,422,021
4.000%, 12/01/40	1,013,120	1,094,038
4.000%, 07/01/42	4,353,299	4,695,260
4.260%, 12/01/19	2,786,243	3,053,861
4.330%, 04/01/20	3,917,169	4,318,203
4.380%, 04/01/21	3,201,732	3,562,249
4.770%, 06/01/19	3,574,316	3,957,171
5.913%, 10/01/17	2,885,308	3,179,266
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (d)	2,794,161	2,219,383
Zero Coupon, 10/25/43 (d)	1,398,942	1,101,973
Zero Coupon, 12/25/43 (d)	3,254,385	2,624,000
0.520%, 03/25/43 (a)	2,596,736	2,588,883

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 0.630%, 03/25/27 (a)	832,123	$822,218
0.670%, 05/25/35 (a)	4,701,818	4,694,620
0.670%, 10/25/42 (a)	1,718,150	1,733,618
0.770%, 10/25/43 (a)	3,176,033	3,212,685
0.770%, 12/25/43 (a)	3,881,623	3,909,881
1.070%, 03/25/38 (a)	865,308	878,266
1.170%, 08/25/32 (a)	1,526,511	1,573,476
3.000%, 05/25/26	5,908,549	6,049,551
3.500%, 07/25/24	2,909,947	3,075,512
3.500%, 02/25/43	8,820,228	9,057,660
3.500%, 03/25/43	5,242,856	5,422,581
4.500%, 07/25/38	384,559	392,334
5.000%, 03/25/40	13,200,000	14,244,080
5.500%, 12/25/35	1,698,578	1,808,996
6.000%, 01/25/36	1,095,793	1,167,623
6.361%, 01/25/41 (a) (b)	8,261,572	1,842,450
6.500%, 07/18/28	311,108	351,418
Fannie Mae-ACES 0.447%, 12/25/17 (a)	1,504,536	1,502,634
0.507%, 01/25/17 (a)	1,431,596	1,432,323
2.034%, 03/25/19	9,091,000	9,167,837
2.207%, 01/25/22	10,000,000	9,840,390
2.280%, 12/27/22	9,391,000	9,178,106
2.389%, 01/25/23 (a)	3,000,000	2,963,046
2.614%, 10/25/21 (a)	2,000,000	2,025,556
3.103%, 07/25/24 (a)	1,394,000	1,439,132
3.346%, 03/25/24 (a)	2,500,000	2,631,655
3.477%, 01/25/24 (a)	2,500,000	2,655,020
Freddie Mac 15 Yr. Gold Pool 3.500%, 05/01/26	1,145,584	1,213,579
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	2,366,086	2,490,405
Freddie Mac 30 Yr. Gold Pool 3.500%, 08/01/42	5,545,053	5,772,153
3.500%, 10/01/42	5,020,837	5,226,106
3.500%, 11/01/42	6,657,364	6,931,297
3.500%, 04/01/43	2,935,438	3,055,449
4.000%, 08/01/42	8,901,947	9,500,519
4.000%, 05/01/43	1,331,026	1,426,596
4.000%, 06/01/43	1,285,963	1,378,503
4.000%, 08/01/43	8,573,100	9,189,606
5.000%, 08/01/39	2,343,774	2,621,990
6.000%, 12/01/39	1,147,095	1,297,439
Freddie Mac ARM Non-Gold Pool 3.986%, 07/01/40 (a)	5,393,735	5,688,786
Freddie Mac Gold Pool 3.500%, 12/01/32	7,844,018	8,244,708
3.500%, 01/01/33	10,426,896	10,959,616
3.500%, 02/01/33	14,473,607	15,213,710
3.500%, 03/01/33	9,620,946	10,110,879
3.500%, 04/01/33	12,652,329	13,298,903
3.500%, 05/01/33	4,763,779	5,007,554
3.500%, 06/01/43	4,594,842	4,795,748
4.000%, 09/01/32	2,310,920	2,499,498
4.000%, 11/01/32	5,757,536	6,213,875

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Gold Pool 4.000%, 12/01/32	2,869,581	3,096,665
4.000%, 01/01/33	1,311,346	1,415,395
4.000%, 02/01/33	1,193,899	1,288,530
5.000%, 02/01/34	782,204	850,874
Freddie Mac Multifamily Structured Pass-Through Certificates 2.522%, 01/25/23	2,085,000	2,081,516
2.615%, 01/25/23	7,275,000	7,277,168
3.320%, 02/25/23 (a)	4,346,000	4,574,521
3.389%, 03/25/24	5,714,000	6,034,664
3.490%, 01/25/24	4,000,000	4,256,280
Freddie Mac REMICS (CMO) 0.511%, 02/15/43 (a)	2,593,759	2,564,707
0.611%, 01/15/41 (a)	684,120	690,890
0.611%, 08/15/42 (a)	8,167,590	8,215,967
0.661%, 08/15/43 (a)	8,014,953	8,031,263
0.841%, 11/15/37 (a)	2,233,068	2,264,784
0.861%, 03/15/24 (a)	1,043,665	1,060,587
1.511%, 03/15/38 (a)	600,000	604,489
3.000%, 02/15/26	1,915,000	1,958,721
3.500%, 12/15/25	1,000,000	1,038,048
3.500%, 12/15/29	1,279,589	1,321,772
3.500%, 08/15/39	4,476,768	4,681,790
3.500%, 06/15/48	9,623,677	9,932,077
4.500%, 03/15/40	1,000,000	1,036,515
5.000%, 05/15/22	11,508,160	11,705,836
5.000%, 10/15/34	2,083,927	2,160,812
5.000%, 08/15/35	1,650,000	1,870,640
5.500%, 08/15/39	4,551,285	4,934,185
5.750%, 06/15/35	10,412,151	11,016,915
6.000%, 07/15/35	10,792,373	11,846,961
6.000%, 03/15/36	2,532,373	3,122,161
6.209%, 10/15/37 (a) (b)	7,684,542	1,398,799
6.239%, 11/15/36 (a) (b)	4,657,397	632,958
6.500%, 05/15/28	782,402	883,526
6.500%, 03/15/37	1,446,334	1,644,508
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (d)	1,419,448	1,112,159
0.611%, 09/15/42 (a)	9,051,390	9,120,068
0.661%, 08/15/42 (a)	5,282,236	5,338,010
0.661%, 10/15/42 (a)	1,306,212	1,305,817
3.000%, 01/15/43	8,987,859	8,964,300
3.000%, 01/15/44	10,702,946	10,872,566
Ginnie Mae II ARM Pool 3.500%, 04/20/41 (a)	1,407,508	1,476,134
Ginnie Mae II Pool 4.375%, 06/20/63	9,794,733	10,691,499
4.433%, 05/20/63	15,593,268	17,048,572
4.462%, 05/20/63	10,295,207	11,262,627
4.479%, 04/20/63	5,164,284	5,649,933
Government National Mortgage Association (CMO) 0.456%, 08/20/60 (a)	1,030,227	1,031,048
0.456%, 11/20/62 (a)	636,207	636,667
0.496%, 12/20/62 (a)	2,918,598	2,892,696

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.556%, 02/20/62 (a)	9,469,635	$9,476,794
0.566%, 03/20/63 (a)	920,943	914,232
0.576%, 02/20/63 (a)	2,388,633	2,369,025
0.606%, 02/20/63 (a)	8,720,306	8,674,995
0.626%, 03/20/63 (a)	4,446,570	4,427,761
0.626%, 07/20/64 (a)	4,918,235	4,895,124
0.626%, 09/20/64 (a)	1,974,414	1,960,157
0.636%, 04/20/63 (a)	9,276,093	9,239,860
0.656%, 01/20/63 (a)	4,333,586	4,350,366
0.656%, 04/20/63 (a)	8,571,768	8,539,007
0.656%, 06/20/64 (a)	6,967,244	6,927,433
0.656%, 07/20/64 (a)	3,444,531	3,425,166
0.666%, 09/20/37 (a)	513,588	518,164
0.706%, 04/20/62 (a)	955,526	959,949
0.756%, 04/20/64 (a)	17,088,435	17,108,940
0.756%, 05/20/64 (a)	11,919,857	11,926,914
0.806%, 07/20/63 (a)	7,433,859	7,462,442
0.806%, 01/20/64 (a)	1,734,132	1,741,079
0.806%, 02/20/64 (a)	5,938,106	5,961,918
0.806%, 03/20/64 (a)	2,303,792	2,312,674
0.846%, 02/20/64 (a)	2,847,921	2,865,638
0.856%, 09/20/63 (a)	4,843,499	4,873,577
0.906%, 09/20/63 (a)	4,893,869	4,935,510
1.650%, 02/20/63	16,933,248	16,787,723
1.650%, 04/20/63	9,638,273	9,543,326
1.750%, 03/20/63	2,489,717	2,475,247
2.000%, 06/20/62	3,634,270	3,662,359
3.500%, 05/20/35	277,089	280,505
4.000%, 03/16/25	1,119,702	1,187,976
4.000%, 02/20/37	325,389	332,254
4.500%, 01/16/25	1,068,733	1,207,140
4.500%, 08/20/33	402,033	405,254
4.500%, 06/20/36	408,318	418,670
4.516%, 04/20/43 (a)	3,009,801	3,220,241
4.709%, 11/20/42 (a)	12,595,930	13,559,657
5.000%, 12/20/33	2,000,000	2,204,404
5.000%, 09/20/38	5,741,715	6,244,560
5.000%, 06/16/39	1,471,383	1,585,090
5.000%, 07/20/39	5,241,276	5,868,405
5.000%, 10/20/39	3,542,128	4,007,985
5.227%, 06/20/40 (a)	6,186,869	6,847,602
5.500%, 02/20/33	338,435	358,166
5.500%, 07/16/33 (b)	1,732,460	367,600
5.500%, 06/20/36	362,604	370,494

		1,144,143,595

Federal Agencies—1.4%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20 (d)	42,209,000	37,490,245
Tennessee Valley Authority 1.750%, 10/15/18 (e)	850,000	857,949
5.250%, 09/15/39	600,000	763,839
5.880%, 04/01/36	1,000,000	1,364,081
6.235%, 07/15/45	4,250,000	4,928,849

Federal Agencies—(Continued)
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25 (d)	1,000,000	718,338
Zero Coupon, 06/15/35 (d)	750,000	377,711

		46,501,012

U.S. Treasury—25.9%
U.S. Treasury Bonds 4.250%, 05/15/39	200,000	257,078
4.375%, 02/15/38	18,100,000	23,684,140
4.500%, 05/15/38	1,000,000	1,332,422
4.750%, 02/15/37	2,000,000	2,758,906
5.000%, 05/15/37 (e)	21,550,000	30,739,049
5.250%, 11/15/28 (e)	13,000,000	17,429,139
5.250%, 02/15/29	500,000	672,188
5.375%, 02/15/31 (e)	13,000,000	18,119,764
5.500%, 08/15/28	3,000,000	4,095,936
6.125%, 08/15/29 (e)	5,000,000	7,310,545
U.S. Treasury Coupon Strips Zero Coupon, 02/15/18	5,000,000	4,813,540
Zero Coupon, 05/15/18	6,000,000	5,743,536
Zero Coupon, 08/15/19	16,000,000	14,820,880
Zero Coupon, 11/15/19	1,500,000	1,381,728
Zero Coupon, 02/15/20	2,815,000	2,573,070
Zero Coupon, 05/15/20	2,475,000	2,244,159
Zero Coupon, 02/15/21	25,050,000	22,217,446
Zero Coupon, 05/15/21	16,285,000	14,317,007
Zero Coupon, 08/15/21	2,500,000	2,186,342
Zero Coupon, 11/15/21	22,500,000	19,526,085
Zero Coupon, 02/15/22	3,975,000	3,423,246
Zero Coupon, 05/15/22	7,000,000	5,986,155
Zero Coupon, 08/15/22	6,000,000	5,102,820
Zero Coupon, 11/15/22	6,250,000	5,275,175
Zero Coupon, 02/15/23 (e)	19,100,000	15,967,371
Zero Coupon, 05/15/23	57,400,000	47,660,885
Zero Coupon, 08/15/23 (e)	1,700,000	1,402,476
Zero Coupon, 11/15/23	1,500,000	1,228,335
Zero Coupon, 11/15/24	1,500,000	1,189,367
Zero Coupon, 05/15/25	1,500,000	1,171,797
Zero Coupon, 08/15/27	400,000	290,438
Zero Coupon, 11/15/27 (e)	600,000	432,624
Zero Coupon, 08/15/28	1,750,000	1,231,948
Zero Coupon, 08/15/29	800,000	546,278
Zero Coupon, 11/15/29	1,000,000	676,954
Zero Coupon, 02/15/30	8,300,000	5,575,417
Zero Coupon, 05/15/30	700,000	466,486
Zero Coupon, 08/15/30	3,925,000	2,596,293
Zero Coupon, 11/15/30	4,400,000	2,890,567
Zero Coupon, 02/15/31	2,800,000	1,826,630
Zero Coupon, 05/15/31	10,500,000	6,795,138
Zero Coupon, 08/15/31	2,800,000	1,797,127
Zero Coupon, 11/15/31	3,000,000	1,911,210
Zero Coupon, 02/15/32	9,900,000	6,252,998
Zero Coupon, 05/15/32	10,700,000	6,712,335
Zero Coupon, 08/15/32	900,000	560,195
Zero Coupon, 11/15/33	9,000,000	5,398,857
Zero Coupon, 05/15/35 (e)	4,000,000	2,298,176

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds 1.750%, 01/15/28	566,575	$641,425
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22	1,573,680	1,530,649
U.S. Treasury Notes 0.250%, 01/15/15	10,500,000	10,500,000
0.375%, 04/30/16 (e)	13,000,000	12,997,972
0.750%, 12/31/17	10,000,000	9,894,530
0.750%, 02/28/18	13,000,000	12,821,250
0.875%, 11/30/16 (e)	20,000,000	20,087,500
0.875%, 01/31/18	15,000,000	14,879,295
1.000%, 06/30/19	1,000,000	975,859
1.000%, 08/31/19	22,000,000	21,400,148
1.250%, 10/31/18	3,000,000	2,980,548
1.250%, 02/29/20 (e)	11,000,000	10,765,392
1.375%, 11/30/18	8,000,000	7,984,376
1.375%, 01/31/20	3,000,000	2,958,516
1.500%, 08/31/18	28,000,000	28,135,632
1.750%, 05/15/22 (e)	2,500,000	2,457,617
2.000%, 11/30/20	28,000,000	28,245,000
2.125%, 08/31/20	38,500,000	39,182,759
2.125%, 01/31/21	2,000,000	2,030,000
2.125%, 08/15/21	41,000,000	41,483,677
2.500%, 04/30/15	6,000,000	6,047,346
2.625%, 01/31/18 (e)	14,000,000	14,620,158
2.625%, 08/15/20	13,000,000	13,575,861
2.625%, 11/15/20	19,500,000	20,354,646
2.750%, 02/15/19	1,500,000	1,578,047
3.125%, 04/30/17 (e)	8,555,000	9,011,486
3.125%, 05/15/21	27,000,000	28,974,375
3.250%, 05/31/16	8,000,000	8,314,376
3.500%, 02/15/18 (e)	20,000,000	21,432,820
3.625%, 02/15/21	44,000,000	48,468,728
4.500%, 02/15/16	23,000,000	24,065,544
5.125%, 05/15/16	40,000,000	42,562,480

		843,848,270

Total U.S. Treasury & Government Agencies (Cost $2,026,688,455)		2,034,492,877

Corporate Bonds & Notes—18.8%

Aerospace/Defense—0.2%
Airbus Group Financial B.V. 2.700%, 04/17/23 (144A)	249,000	245,687
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A)	338,000	360,976
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,091,248
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	414,996
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	490,515
Raytheon Co. 3.150%, 12/15/24	361,000	362,083

Aerospace/Defense—(Continued)
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,239,883

		5,205,388

Agriculture—0.1%
Bunge N.A. Finance L.P. 5.900%, 04/01/17	247,000	268,557
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	1,084,000	1,328,485
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,266,568

		2,863,610

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	369,495	373,189
American Airlines Pass-Through Trust 4.950%, 01/15/23	1,218,663	1,305,493
United Airlines Pass-Through Trust 4.300%, 08/15/25	534,000	552,690

		2,231,372

Auto Manufacturers—0.3%
American Honda Finance Corp. 1.550%, 12/11/17 (e)	481,000	483,051
1.600%, 02/16/18 (144A)	219,000	217,934
2.125%, 02/28/17 (144A)	1,300,000	1,323,702
2.250%, 08/15/19	1,027,000	1,030,304
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	329,140
2.250%, 07/31/19 (144A)	2,300,000	2,292,937
2.375%, 08/01/18 (144A) (e)	378,000	383,303
2.875%, 03/10/21 (144A)	500,000	504,473
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	784,365
2.650%, 09/26/18 (144A)	300,000	305,483
PACCAR Financial Corp. 0.800%, 02/08/16	117,000	117,173
Toyota Motor Credit Corp.
1.375%, 01/10/18	700,000	696,279
1.750%, 05/22/17	500,000	504,417
2.100%, 01/17/19	1,046,000	1,050,388

		10,022,949

Auto Parts & Equipment—0.1%
Johnson Controls, Inc. 3.625%, 07/02/24	277,000	279,418
4.950%, 07/02/64	737,000	759,825
5.000%, 03/30/20	635,000	696,887

		1,736,130

Banks—5.0%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,171,619

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
American Express Bank FSB 6.000%, 09/13/17	1,800,000	$2,006,572
American Express Centurion Bank 5.950%, 06/12/17	250,000	276,667
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,300,000	1,312,888
Bank of America Corp. 2.000%, 01/11/18	2,450,000	2,448,138
2.600%, 01/15/19	1,710,000	1,723,297
2.650%, 04/01/19	1,300,000	1,309,535
3.300%, 01/11/23	971,000	971,075
4.125%, 01/22/24	1,780,000	1,869,276
4.250%, 10/22/26	520,000	518,833
5.625%, 07/01/20 (e)	2,320,000	2,641,529
5.700%, 01/24/22	950,000	1,100,515
5.875%, 01/05/21 (e)	2,500,000	2,898,682
6.000%, 09/01/17	360,000	396,955
6.050%, 05/16/16	2,494,000	2,640,961
6.400%, 08/28/17	1,276,000	1,421,676
6.500%, 07/15/18 (e)	997,000	1,136,968
Bank of Montreal 2.375%, 01/25/19	797,000	804,660
2.550%, 11/06/22 (e)	500,000	490,428
Bank of New York Mellon Corp. (The) 2.100%, 01/15/19	1,052,000	1,055,334
2.200%, 05/15/19	354,000	354,990
3.250%, 09/11/24	1,200,000	1,200,574
4.150%, 02/01/21	670,000	729,962
5.450%, 05/15/19	278,000	315,168
Bank of Nova Scotia (The) 2.550%, 01/12/17	300,000	307,662
2.800%, 07/21/21 (e)	500,000	500,208
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	2,000,000	2,034,654
4.100%, 09/09/23 (144A)	1,114,000	1,199,549
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	1,600,000	1,603,488
Barclays Bank plc 2.250%, 05/10/17 (144A) (e)	1,000,000	1,020,217
3.750%, 05/15/24 (e)	324,000	333,963
5.125%, 01/08/20 (e)	1,080,000	1,210,931
BB&T Corp. 2.050%, 06/19/18	833,000	838,489
2.150%, 03/22/17	485,000	491,999
2.250%, 02/01/19	300,000	300,614
2.450%, 01/15/20 (e)	750,000	746,947
6.850%, 04/30/19	525,000	622,814
BNZ International Funding, Ltd. 2.350%, 03/04/19 (144A)	842,000	842,100
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	330,000	328,376
Capital One Financial Corp. 2.450%, 04/24/19	176,000	175,597
4.750%, 07/15/21	907,000	999,639
5.250%, 02/21/17	170,000	183,092

Banks—(Continued)
Capital One N.A. 1.500%, 03/22/18	500,000	492,310
Citigroup, Inc. 1.850%, 11/24/17	776,000	775,108
2.500%, 09/26/18	441,000	446,153
2.500%, 07/29/19	450,000	450,361
2.550%, 04/08/19	1,350,000	1,358,879
3.375%, 03/01/23	231,000	233,066
3.500%, 05/15/23	1,100,000	1,070,839
3.750%, 06/16/24 (e)	629,000	642,365
4.300%, 11/20/26	1,500,000	1,496,640
5.375%, 08/09/20	86,000	97,744
5.500%, 09/13/25 (e)	692,000	765,701
8.500%, 05/22/19	4,138,000	5,156,225
Comerica, Inc. 3.800%, 07/22/26	1,116,000	1,123,900
Credit Suisse 2.300%, 05/28/19	250,000	249,571
3.000%, 10/29/21 (e)	379,000	377,231
3.625%, 09/09/24	250,000	254,310
4.375%, 08/05/20	1,000,000	1,084,034
5.300%, 08/13/19	300,000	336,513
Deutsche Bank AG 2.500%, 02/13/19 (e)	900,000	911,020
3.700%, 05/30/24 (e)	667,000	676,850
6.000%, 09/01/17	200,000	222,177
Discover Bank 3.200%, 08/09/21	1,650,000	1,657,097
4.200%, 08/08/23 (e)	493,000	517,320
Fifth Third Bancorp 8.250%, 03/01/38	500,000	751,092
Fifth Third Bank 1.450%, 02/28/18	500,000	494,393
2.375%, 04/25/19 (e)	650,000	652,959
Goldman Sachs Group, Inc. (The) 1.600%, 11/23/15	420,000	422,200
2.550%, 10/23/19 (e)	714,000	711,392
2.625%, 01/31/19	764,000	768,665
3.625%, 01/22/23 (e)	1,300,000	1,316,409
3.850%, 07/08/24 (e)	1,447,000	1,484,040
4.000%, 03/03/24	412,000	427,717
5.375%, 03/15/20	1,650,000	1,849,150
5.750%, 01/24/22	1,000,000	1,156,787
5.950%, 01/18/18	1,425,000	1,583,129
5.950%, 01/15/27	1,000,000	1,144,147
6.150%, 04/01/18	1,475,000	1,655,568
7.500%, 02/15/19	3,000,000	3,568,383
HSBC Bank plc 1.500%, 05/15/18 (144A)	1,821,000	1,801,144
3.500%, 06/28/15 (144A) (e)	1,550,000	1,572,063
4.125%, 08/12/20 (144A) (e)	2,002,000	2,167,121
4.750%, 01/19/21 (144A)	1,600,000	1,781,187
HSBC USA, Inc. 1.625%, 01/16/18	500,000	498,075
Industrial & Commercial Bank of China, Ltd. 2.351%, 11/13/17	626,000	624,335

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
ING Bank NV 1.375%, 03/07/16 (144A) (e)	500,000	$501,798
3.750%, 03/07/17 (144A)	1,000,000	1,046,502
KeyCorp 5.100%, 03/24/21 (e)	896,000	1,011,224
Macquarie Bank, Ltd. 2.000%, 08/15/16 (144A)	1,008,000	1,020,276
2.600%, 06/24/19 (144A)	699,000	704,855
5.000%, 02/22/17 (144A)	1,500,000	1,599,906
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	1,097,387
Mizuho Bank, Ltd. 3.600%, 09/25/24 (144A)	1,350,000	1,371,708
Morgan Stanley 1.750%, 02/25/16	107,000	107,580
1.875%, 01/05/18	517,000	515,108
2.375%, 07/23/19 (e)	700,000	697,418
3.700%, 10/23/24	500,000	506,810
5.000%, 11/24/25	1,269,000	1,354,169
5.500%, 01/26/20	2,930,000	3,296,628
5.625%, 09/23/19	3,030,000	3,420,246
5.750%, 10/18/16	2,757,000	2,960,218
5.750%, 01/25/21	2,500,000	2,869,877
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A) (e)	1,000,000	998,323
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,386,685
4.875%, 01/27/20 (144A)	1,000,000	1,113,327
Northern Trust Corp. 3.375%, 08/23/21 (e)	887,000	931,765
PNC Funding Corp. 5.125%, 02/08/20	800,000	898,936
6.700%, 06/10/19	1,300,000	1,539,236
Rabobank Nederland 3.375%, 01/19/17	1,230,000	1,283,119
3.875%, 02/08/22	700,000	744,643
3.950%, 11/09/22	872,000	888,244
Royal Bank of Canada 1.200%, 09/19/17	1,000,000	994,290
2.000%, 10/01/18	2,092,000	2,111,267
2.200%, 07/27/18 (e)	705,000	712,825
2.300%, 07/20/16	275,000	280,649
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	399,953
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,481,599
Standard Chartered Bank 6.400%, 09/26/17 (144A)	1,100,000	1,227,113
Standard Chartered plc 5.200%, 01/26/24 (144A) (e)	1,000,000	1,039,063
State Street Corp. 3.100%, 05/15/23	407,000	401,266
3.700%, 11/20/23	1,608,000	1,689,455
SunTrust Banks, Inc. 2.750%, 05/01/23 (e)	2,000,000	1,951,286
3.500%, 01/20/17	310,000	323,161

Banks—(Continued)
Toronto-Dominion Bank (The) 1.400%, 04/30/18	1,450,000	1,440,916
2.250%, 11/05/19 (e)	255,000	255,507
2.500%, 07/14/16	300,000	307,322
U.S. Bancorp
2.200%, 04/25/19 (e)	1,540,000	1,547,041
4.125%, 05/24/21	635,000	694,191
UBS AG 5.750%, 04/25/18	917,000	1,031,569
5.875%, 12/20/17	900,000	1,004,931
US Bank N.A. 2.125%, 10/28/19	350,000	348,865
Wachovia Corp. 5.750%, 02/01/18	2,800,000	3,135,384
Wells Fargo & Co. 2.150%, 01/15/19	179,000	179,473
3.000%, 01/22/21	1,900,000	1,935,701
3.300%, 09/09/24 (e)	770,000	774,818
4.100%, 06/03/26	1,291,000	1,319,476
4.600%, 04/01/21	4,470,000	4,973,586
4.650%, 11/04/44	595,000	613,957
5.375%, 11/02/43	1,005,000	1,143,402
Wells Fargo Bank N.A. 6.000%, 11/15/17	2,491,000	2,792,194
Westpac Banking Corp. 1.375%, 05/30/18 (144A) (e)	2,000,000	1,973,258

		163,311,517

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 3.700%, 02/01/24 (e)	1,000,000	1,038,766
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	950,000	923,288
7.750%, 01/15/19 (e)	310,000	375,485
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	760,842
Coca-Cola Co. (The) 1.150%, 04/01/18	182,000	179,895
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,376,744
PepsiCo, Inc. 0.444%, 02/26/16 (a)	182,000	182,208
SABMiller Holdings, Inc. 3.750%, 01/15/22 (144A)	1,700,000	1,774,307

		6,611,535

Biotechnology—0.2%
Amgen, Inc. 3.625%, 05/22/24	873,000	887,353
4.500%, 03/15/20	100,000	109,218
5.700%, 02/01/19	100,000	112,488
6.375%, 06/01/37	2,116,000	2,663,314
Celgene Corp. 3.250%, 08/15/22	250,000	251,609
3.625%, 05/15/24	455,000	464,613

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Celgene Corp. 3.950%, 10/15/20	500,000	$528,924
Gilead Sciences, Inc. 3.500%, 02/01/25 (e)	115,000	118,036
3.700%, 04/01/24	600,000	629,299
4.400%, 12/01/21	630,000	694,670

		6,459,524

Building Materials—0.0%
CRH America, Inc. 6.000%, 09/30/16	404,000	434,831

Chemicals—0.4%
Agrium, Inc. 5.250%, 01/15/45	712,000	769,042
CF Industries, Inc. 7.125%, 05/01/20	1,000,000	1,191,365
Dow Chemical Co. (The) 4.250%, 11/15/20	212,000	226,656
7.375%, 11/01/29	1,000,000	1,331,218
8.850%, 09/15/21	640,000	846,288
Ecolab, Inc. 4.350%, 12/08/21	700,000	762,712
EI du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	107,785
Monsanto Co. 2.750%, 07/15/21 (e)	647,000	644,932
3.375%, 07/15/24	500,000	508,035
4.200%, 07/15/34 (e)	159,000	165,678
4.700%, 07/15/64	133,000	139,454
Mosaic Co. (The) 3.750%, 11/15/21	1,520,000	1,582,018
4.250%, 11/15/23	460,000	485,390
5.450%, 11/15/33	1,163,000	1,315,826
Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	100,000	104,311
Praxair, Inc. 1.250%, 11/07/18	900,000	879,215
Rohm & Haas Co. 6.000%, 09/15/17	68,000	75,207
7.850%, 07/15/29	418,000	576,851

		11,711,983

Commercial Services—0.1%
ADT Corp. (The) 4.125%, 06/15/23 (e)	625,000	565,625
4.875%, 07/15/42	420,000	310,800
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	938,087
4.500%, 08/16/21 (144A)	1,740,000	1,860,514
7.000%, 10/15/37 (144A)	500,000	673,806

		4,348,832

Computers—0.4%
Apple, Inc. 0.482%, 05/03/18 (a)	1,100,000	1,100,738
2.400%, 05/03/23	1,679,000	1,631,983
2.850%, 05/06/21	1,569,000	1,605,023
EMC Corp. 2.650%, 06/01/20 (e)	1,939,000	1,929,669
3.375%, 06/01/23	510,000	511,852
Hewlett-Packard Co. 4.375%, 09/15/21	605,000	634,328
HP Enterprise Services LLC 7.450%, 10/15/29	700,000	884,441
International Business Machines Corp. 1.625%, 05/15/20 (e)	3,420,000	3,296,405
3.375%, 08/01/23	650,000	664,147

		12,258,586

Diversified Financial Services—1.5%
AIG Global Funding 1.650%, 12/15/17 (144A)	314,000	313,946
American Express Credit Corp. 2.125%, 07/27/18	231,000	233,050
2.125%, 03/18/19	700,000	699,121
2.250%, 08/15/19	1,000,000	1,000,160
Ameriprise Financial, Inc. 4.000%, 10/15/23	1,380,000	1,461,786
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,401,396
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	596,665
8.800%, 07/15/19	300,000	374,071
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	660,676
Ford Motor Credit Co. LLC 1.482%, 05/09/16 (a)	840,000	847,310
1.500%, 01/17/17	678,000	674,352
1.684%, 09/08/17 (e)	630,000	624,987
2.375%, 03/12/19	1,969,000	1,955,292
2.597%, 11/04/19	950,000	944,890
3.000%, 06/12/17	400,000	410,403
4.250%, 02/03/17	1,200,000	1,260,083
4.375%, 08/06/23 (e)	900,000	962,140
General Electric Capital Corp. 1.500%, 07/12/16	1,050,000	1,060,856
3.100%, 01/09/23	1,000,000	1,012,495
4.375%, 09/16/20	3,700,000	4,052,373
5.400%, 02/15/17	2,000,000	2,171,234
5.500%, 01/08/20	2,150,000	2,460,838
5.625%, 09/15/17	1,000,000	1,110,054
5.625%, 05/01/18	1,250,000	1,406,540
6.000%, 08/07/19	2,350,000	2,733,457
6.750%, 03/15/32	1,800,000	2,458,588
Intercontinental Exchange, Inc. 2.500%, 10/15/18	931,000	947,964
IntercontinentalExchange Group, Inc. 4.000%, 10/15/23	716,000	753,672

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Invesco Finance plc 4.000%, 01/30/24	500,000	$524,270
Jefferies Group LLC 5.125%, 01/20/23	300,000	304,955
6.875%, 04/15/21	475,000	539,961
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,572,000	1,780,563
MassMutual Global Funding II 2.100%, 08/02/18 (144A)	764,000	771,204
5.250%, 07/31/18 (144A)	880,000	972,792
Murray Street Investment Trust I 4.647%, 03/09/17 (f)	1,600,000	1,688,635
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	1,014,492
3.550%, 01/15/24	7,383,000	7,823,012

		50,008,283

Electric—1.5%
Alabama Power Co.
3.550%, 12/01/23	461,000	485,932
4.150%, 08/15/44	218,000	228,872
Arizona Public Service Co.
3.350%, 06/15/24	696,000	718,658
4.500%, 04/01/42	200,000	211,834
Baltimore Gas & Electric Co.
5.200%, 06/15/33	1,510,000	1,802,514
Berkshire Hathaway Energy Co.
1.100%, 05/15/17	460,000	455,305
2.400%, 02/01/20 (144A)	364,000	362,415
3.500%, 02/01/25 (144A) (e)	542,000	545,446
3.750%, 11/15/23	1,736,000	1,809,929
4.500%, 02/01/45 (144A)	333,000	348,434
CenterPoint Energy Houston Electric LLC
2.250%, 08/01/22	950,000	909,932
Cleveland Electric Illuminating Co. (The)
7.880%, 11/01/17	1,118,000	1,299,276
CMS Energy Corp.
8.750%, 06/15/19	885,000	1,107,968
Commonwealth Edison Co.
5.950%, 08/15/16	200,000	215,690
Consumers Energy Co.
4.350%, 08/31/64 (e)	191,000	199,388
5.650%, 04/15/20	200,000	230,202
DTE Electric Co.
3.900%, 06/01/21	1,000,000	1,082,103
5.700%, 10/01/37	300,000	392,477
DTE Energy Co.
3.500%, 06/01/24	449,000	456,787
3.850%, 12/01/23	225,000	236,357
Duke Energy Carolinas LLC
4.300%, 06/15/20	619,000	672,875
6.000%, 01/15/38	600,000	789,700
Duke Energy Ohio, Inc.
3.800%, 09/01/23 (e)	815,000	866,652
Duke Energy Progress, Inc.
4.100%, 03/15/43	200,000	212,269

Electric—(Continued)
Duke Energy Progress, Inc.
4.150%, 12/01/44	306,000	325,278
4.375%, 03/30/44	247,000	271,207
5.300%, 01/15/19	200,000	224,090
5.700%, 04/01/35	360,000	438,916
Electricite de France S.A.
2.150%, 01/22/19 (144A)	704,000	705,733
6.000%, 01/22/14 (144A)	1,100,000	1,281,436
Entergy Arkansas, Inc.
3.050%, 06/01/23	765,000	765,051
Florida Power & Light Co.
3.250%, 06/01/24	370,000	378,932
5.625%, 04/01/34	1,250,000	1,550,342
Hydro-Quebec
8.050%, 07/07/24	1,100,000	1,545,154
9.400%, 02/01/21	845,000	1,151,781
Indiana Michigan Power Co.
3.200%, 03/15/23	330,000	331,794
Kansas City Power & Light Co.
3.150%, 03/15/23	604,000	605,985
5.300%, 10/01/41	315,000	363,339
MidAmerican Energy Co.
3.700%, 09/15/23 (e)	1,100,000	1,177,433
Nevada Power Co.
6.650%, 04/01/36	360,000	497,818
7.125%, 03/15/19	200,000	238,606
NextEra Energy Capital Holdings, Inc.
1.339%, 09/01/15	133,000	133,401
3.625%, 06/15/23	410,000	415,996
Niagara Mohawk Power Corp.
3.508%, 10/01/24 (144A)	305,000	314,112
Nisource Finance Corp.
4.800%, 02/15/44	162,000	172,602
6.125%, 03/01/22	1,875,000	2,222,554
Northern States Power Co.
6.500%, 03/01/28	628,000	814,963
Ohio Power Co.
5.375%, 10/01/21 (e)	305,000	352,818
6.600%, 02/15/33	258,000	343,606
Pacific Gas & Electric Co.
3.500%, 10/01/20	782,000	812,659
6.050%, 03/01/34	1,200,000	1,527,725
PacifiCorp
3.600%, 04/01/24	315,000	325,535
5.500%, 01/15/19	500,000	564,950
PPL Electric Utilities Corp.
2.500%, 09/01/22	300,000	296,436
4.125%, 06/15/44	208,000	217,622
PSEG Power LLC
4.300%, 11/15/23	201,000	210,745
5.320%, 09/15/16	568,000	606,838
5.500%, 12/01/15	1,070,000	1,114,233
Public Service Co. of Colorado
2.500%, 03/15/23	800,000	779,722
3.200%, 11/15/20	375,000	390,134

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Public Service Co. of New Hampshire
3.500%, 11/01/23	272,000	$280,887
Public Service Co. of Oklahoma
5.150%, 12/01/19	1,010,000	1,128,957
6.625%, 11/15/37	600,000	808,589
Public Service Electric & Gas Co.
3.800%, 01/01/43	700,000	707,788
Sierra Pacific Power Co.
3.375%, 08/15/23	556,000	577,166
South Carolina Electric & Gas Co.
4.500%, 06/01/64	173,000	186,995
Southern Co. (The)
2.150%, 09/01/19	855,000	849,500
State Grid Overseas Investment 2013, Ltd.
1.750%, 05/22/18 (144A)	499,000	489,389
Virginia Electric & Power Co.
2.750%, 03/15/23	400,000	395,533
2.950%, 01/15/22	489,000	493,838
3.450%, 02/15/24	102,000	105,026
4.450%, 02/15/44	126,000	137,631
6.000%, 05/15/37	685,000	902,505
Wisconsin Electric Power Co.
1.700%, 06/15/18	840,000	836,286
4.250%, 12/15/19	618,000	671,415
Xcel Energy, Inc.
0.750%, 05/09/16	290,000	289,482

		47,971,548

Electronics—0.1%
Arrow Electronics, Inc.
3.000%, 03/01/18	49,000	50,246
6.000%, 04/01/20	536,000	601,887
6.875%, 06/01/18	300,000	339,818
7.500%, 01/15/27	300,000	367,659
Koninklijke Philips NV
3.750%, 03/15/22	1,680,000	1,749,431
Thermo Fisher Scientific, Inc.
1.300%, 02/01/17	551,000	547,915
4.150%, 02/01/24 (e)	1,030,000	1,086,225

		4,743,181

Engineering & Construction—0.0%
Fluor Corp.
3.375%, 09/15/21	550,000	568,181

Environmental Control—0.1%
Republic Services, Inc.
5.500%, 09/15/19	650,000	732,276
6.086%, 03/15/35	500,000	619,242
Waste Management, Inc.
7.100%, 08/01/26	400,000	523,779
7.375%, 03/11/19	512,000	618,774

		2,494,071

Food—0.2%
ConAgra Foods, Inc.
1.300%, 01/25/16	104,000	103,982
Kraft Foods Group, Inc.
6.125%, 08/23/18	700,000	800,390
6.875%, 01/26/39	600,000	793,054
Kroger Co. (The)
4.000%, 02/01/24	229,000	240,397
7.500%, 04/01/31	1,140,000	1,539,555
8.000%, 09/15/29	610,000	840,544
Mondelez International, Inc.
4.000%, 02/01/24 (e)	1,800,000	1,883,281
Sysco Corp.
3.000%, 10/02/21	203,000	206,080
Tyson Foods, Inc.
3.950%, 08/15/24 (e)	1,456,000	1,505,098

		7,912,381

Gas—0.3%
AGL Capital Corp.
3.500%, 09/15/21	1,000,000	1,035,027
4.400%, 06/01/43	375,000	395,156
6.000%, 10/01/34	1,000,000	1,294,697
Atmos Energy Corp.
4.125%, 10/15/44	450,000	466,462
4.150%, 01/15/43	460,000	461,854
8.500%, 03/15/19	200,000	248,582
CenterPoint Energy Resources Corp.
4.500%, 01/15/21	429,000	470,449
CenterPoint Energy, Inc.
6.500%, 05/01/18	706,000	807,068
Sempra Energy
2.875%, 10/01/22	1,625,000	1,597,356
3.550%, 06/15/24	709,000	715,582
4.050%, 12/01/23	1,054,000	1,115,038

		8,607,271

Healthcare-Products—0.1%
Baxter International, Inc.
1.850%, 06/15/18	431,000	428,844
Becton Dickinson & Co.
2.675%, 12/15/19	145,000	146,907
3.734%, 12/15/24 (e)	184,000	189,442
Medtronic, Inc.
3.150%, 03/15/22 (144A)	775,000	784,824
4.375%, 03/15/35 (144A)	956,000	1,014,178

		2,564,195

Healthcare-Services—0.2%
Aetna, Inc.
6.625%, 06/15/36	297,000	395,823
Anthem, Inc.
2.300%, 07/15/18	751,000	755,157
3.500%, 08/15/24	1,035,000	1,042,506
4.650%, 08/15/44	324,000	343,125
5.950%, 12/15/34	272,000	336,037

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Quest Diagnostics, Inc.
4.750%, 01/30/20 (e)	400,000	$431,407
Roche Holdings, Inc.
3.350%, 09/30/24 (144A) (e)	660,000	679,277
UnitedHealth Group, Inc.
2.875%, 03/15/23 (e)	250,000	248,389
5.800%, 03/15/36	375,000	464,332
Ventas Realty L.P.
3.750%, 05/01/24 (e)	147,000	147,968

		4,844,021

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
4.625%, 01/13/22 (144A)	1,100,000	1,191,787

Household Products/Wares—0.0%
Kimberly-Clark Corp.
2.400%, 06/01/23	600,000	578,902

Insurance—0.9%
ACE INA Holdings, Inc.
2.700%, 03/13/23	400,000	388,392
3.350%, 05/15/24	435,000	439,567
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,000,000	1,376,927
Allstate Corp. (The)
3.150%, 06/15/23	407,000	408,983
American International Group, Inc.
3.375%, 08/15/20	246,000	255,545
4.125%, 02/15/24 (e)	622,000	662,126
5.850%, 01/16/18	600,000	670,860
6.400%, 12/15/20	500,000	596,235
Aon plc
3.500%, 06/14/24	730,000	731,499
Berkshire Hathaway Finance Corp.
3.000%, 05/15/22	1,000,000	1,015,606
4.300%, 05/15/43 (e)	831,000	880,966
Berkshire Hathaway, Inc.
3.400%, 01/31/22	1,627,000	1,694,070
CNA Financial Corp.
6.950%, 01/15/18	550,000	625,233
7.350%, 11/15/19	500,000	596,773
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	700,000	762,511
Liberty Mutual Insurance Co.
7.875%, 10/15/26 (144A)	500,000	630,097
8.500%, 05/15/25 (144A)	300,000	381,192
Lincoln National Corp.
6.250%, 02/15/20	800,000	928,238
8.750%, 07/01/19	350,000	437,336
Marsh & McLennan Cos., Inc.
3.500%, 03/10/25	621,000	624,947
Massachusetts Mutual Life Insurance Co.
5.625%, 05/15/33 (144A)	720,000	877,067
7.625%, 11/15/23 (144A)	550,000	705,646

Insurance—(Continued)
Nationwide Mutual Insurance Co.
8.250%, 12/01/31 (144A)	1,000,000	1,420,582
New York Life Global Funding
0.800%, 02/12/16 (144A)	600,000	601,027
1.125%, 03/01/17 (144A)	317,000	316,288
1.650%, 05/15/17 (144A) (e)	956,000	963,277
2.150%, 06/18/19 (144A)	746,000	744,544
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	650,000	1,022,452
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	1,678,000	1,654,966
Principal Financial Group, Inc.
8.875%, 05/15/19	690,000	868,162
Principal Life Global Funding II
2.250%, 10/15/18 (144A)	2,151,000	2,166,698
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	2,150,000	2,903,736
XLIT, Ltd.
6.375%, 11/15/24	921,000	1,095,730

		29,447,278

Internet—0.1%
Amazon.com, Inc.
3.300%, 12/05/21	1,020,000	1,033,965
4.800%, 12/05/34 (e)	815,000	855,536
eBay, Inc.
2.600%, 07/15/22	990,000	939,455
2.875%, 08/01/21 (e)	450,000	445,443
3.250%, 10/15/20	400,000	406,873
4.000%, 07/15/42	700,000	623,221

		4,304,493

Iron/Steel—0.0%
Nucor Corp.
4.000%, 08/01/23	1,049,000	1,098,642

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
1.300%, 03/01/18	500,000	496,527
2.750%, 08/20/21	360,000	363,128
3.250%, 12/01/24 (e)	393,000	398,193
3.750%, 11/24/23	769,000	815,894
7.150%, 02/15/19	1,000,000	1,196,299

		3,270,041

Machinery-Diversified—0.1%
Deere & Co.
8.100%, 05/15/30	600,000	914,191
John Deere Capital Corp.
1.050%, 10/11/16	663,000	663,938
1.125%, 06/12/17	700,000	697,296
1.300%, 03/12/18 (e)	400,000	395,778

		2,671,203

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—1.0%
21st Century Fox America, Inc.
3.000%, 09/15/22	700,000	$695,278
6.550%, 03/15/33	370,000	480,606
6.900%, 03/01/19	900,000	1,061,237
CBS Corp.
3.700%, 08/15/24 (e)	359,000	358,017
4.300%, 02/15/21	515,000	554,519
4.900%, 08/15/44	135,000	137,088
5.500%, 05/15/33	255,000	289,939
5.900%, 10/15/40	125,000	146,320
Comcast Corp.
3.125%, 07/15/22	1,600,000	1,625,925
4.200%, 08/15/34 (e)	556,000	581,379
4.250%, 01/15/33 (e)	1,880,000	1,990,783
5.700%, 07/01/19	1,000,000	1,148,077
COX Communications, Inc.
2.950%, 06/30/23 (144A) (e)	690,000	661,670
3.250%, 12/15/22 (144A) (e)	1,010,000	991,657
4.800%, 02/01/35 (144A)	1,100,000	1,146,060
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.800%, 03/15/22	982,000	999,057
3.950%, 01/15/25	213,000	214,676
5.000%, 03/01/21	1,400,000	1,526,699
6.350%, 03/15/40 (e)	530,000	615,367
6.375%, 03/01/41	300,000	350,749
Discovery Communications LLC
3.300%, 05/15/22	625,000	617,980
4.375%, 06/15/21	1,240,000	1,311,683
Historic TW, Inc.
6.625%, 05/15/29	300,000	380,301
NBCUniversal Media LLC
4.375%, 04/01/21	1,000,000	1,099,797
Sky plc
3.750%, 09/16/24 (144A)	431,000	433,639
TCI Communications, Inc.
7.125%, 02/15/28	801,000	1,077,514
Thomson Reuters Corp.
3.950%, 09/30/21	2,252,000	2,373,205
5.850%, 04/15/40	100,000	116,152
Time Warner Cable, Inc.
8.250%, 04/01/19	1,300,000	1,591,386
Time Warner, Inc.
3.550%, 06/01/24 (e)	3,050,000	3,038,129
4.000%, 01/15/22	1,570,000	1,641,019
4.050%, 12/15/23	450,000	472,069
4.750%, 03/29/21	300,000	327,413
7.625%, 04/15/31	826,000	1,151,556
Viacom, Inc.
3.250%, 03/15/23	222,000	214,395
3.875%, 12/15/21	380,000	393,359
4.250%, 09/01/23 (e)	420,000	433,062
6.875%, 04/30/36	348,000	441,736
Walt Disney Co. (The)
1.850%, 05/30/19	750,000	746,491

		33,435,989

Mining—0.3%
BHP Billiton Finance USA, Ltd.
2.050%, 09/30/18 (e)	437,000	438,622
2.875%, 02/24/22	200,000	199,755
3.850%, 09/30/23 (e)	1,000,000	1,052,745
5.000%, 09/30/43	414,000	469,278
Freeport-McMoRan, Inc.
3.550%, 03/01/22	650,000	614,322
3.875%, 03/15/23	1,043,000	983,378
5.450%, 03/15/43	62,000	58,625
Placer Dome, Inc.
6.450%, 10/15/35	700,000	772,850
Rio Tinto Finance USA plc
3.500%, 03/22/22	1,800,000	1,799,496
Teck Resources, Ltd.
3.750%, 02/01/23 (e)	257,000	230,347
4.500%, 01/15/21	680,000	665,122
4.750%, 01/15/22	1,023,000	997,129

		8,281,669

Miscellaneous Manufacturing—0.2%
Eaton Corp.
6.950%, 03/20/19	282,000	328,223
General Electric Co.
3.375%, 03/11/24	393,000	405,988
Illinois Tool Works, Inc.
1.950%, 03/01/19 (e)	252,000	252,136
Ingersoll-Rand Global Holding Co., Ltd.
2.875%, 01/15/19	400,000	406,309
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 05/01/20	320,000	317,929
Parker-Hannifin Corp.
3.300%, 11/21/24	143,000	145,938
4.450%, 11/21/44	333,000	359,013
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	820,000	886,569
6.125%, 08/17/26 (144A)	800,000	992,571
Tyco International Finance S.A.
8.500%, 01/15/19	734,000	894,302
Tyco International Finance S.A. / Tyco Fire & Security Finance SCA
7.000%, 12/15/19	160,000	189,719

		5,178,697

Multi-National—0.1%
African Development Bank
8.800%, 09/01/19	1,275,000	1,607,543

Office/Business Equipment—0.0%
Xerox Corp.
6.750%, 02/01/17	800,000	881,782

Oil & Gas—1.5%
Anadarko Finance Co.
7.500%, 05/01/31	805,000	1,058,642

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Anadarko Holding Co.
7.150%, 05/15/28	949,000	$1,172,421
Anadarko Petroleum Corp.
8.700%, 03/15/19	1,600,000	1,959,922
Apache Corp.
3.625%, 02/01/21	870,000	879,502
5.100%, 09/01/40	650,000	636,697
BP Capital Markets plc
1.375%, 11/06/17 (e)	500,000	494,550
1.375%, 05/10/18	518,000	508,805
2.241%, 09/26/18	1,020,000	1,022,885
3.245%, 05/06/22	800,000	786,431
3.535%, 11/04/24 (e)	300,000	298,293
3.814%, 02/10/24 (e)	650,000	654,218
4.500%, 10/01/20	675,000	730,329
Canadian Natural Resources, Ltd.
1.750%, 01/15/18	500,000	497,059
3.900%, 02/01/25	512,000	504,712
6.250%, 03/15/38	200,000	222,439
Cenovus Energy, Inc.
3.000%, 08/15/22	310,000	290,143
6.750%, 11/15/39	600,000	683,523
Chevron Corp.
2.355%, 12/05/22 (e)	690,000	669,104
3.191%, 06/24/23	425,000	432,935
CNOOC Finance 2013, Ltd.
1.125%, 05/09/16	400,000	398,583
3.000%, 05/09/23	848,000	802,553
ConocoPhillips Holding Co.
6.950%, 04/15/29	700,000	932,529
Devon Energy Corp.
4.000%, 07/15/21 (e)	300,000	310,208
Devon Financing Corp. LLC
7.875%, 09/30/31	886,000	1,208,634
Diamond Offshore Drilling, Inc.
4.875%, 11/01/43	779,000	663,643
Ecopetrol S.A.
4.125%, 01/16/25 (e)	433,000	411,350
Ensco plc
4.700%, 03/15/21 (e)	450,000	452,039
EOG Resources, Inc.
4.100%, 02/01/21	880,000	944,255
Korea National Oil Corp.
3.125%, 04/03/17 (144A)	426,000	437,106
Marathon Oil Corp.
2.800%, 11/01/22	900,000	842,848
6.600%, 10/01/37	200,000	235,560
Marathon Petroleum Corp.
3.625%, 09/15/24 (e)	371,000	363,581
Nabors Industries, Inc.
4.625%, 09/15/21	1,670,000	1,569,035
5.000%, 09/15/20	605,000	594,213
Noble Energy, Inc.
5.050%, 11/15/44	360,000	355,834
Noble Holding International, Ltd.
5.250%, 03/15/42 (e)	600,000	473,304

Oil & Gas—(Continued)
Noble Holding International, Ltd.
6.050%, 03/01/41	200,000	171,969
Occidental Petroleum Corp.
4.100%, 02/01/21	1,120,000	1,188,592
Petro-Canada
5.950%, 05/15/35	210,000	242,771
9.250%, 10/15/21	243,000	326,627
Petrobras Global Finance B.V.
3.250%, 03/17/17 (e)	1,000,000	942,500
4.375%, 05/20/23 (e)	873,000	750,850
6.250%, 03/17/24	1,532,000	1,457,759
Petrobras International Finance Co. S.A.
5.375%, 01/27/21 (e)	1,000,000	926,570
6.750%, 01/27/41 (e)	150,000	136,436
7.875%, 03/15/19 (e)	500,000	526,185
Petroleos Mexicanos
4.250%, 01/15/25 (144A) (e)	326,000	323,881
4.875%, 01/18/24 (e)	317,000	329,363
6.375%, 01/23/45	918,000	1,039,635
Shell International Finance B.V.
3.400%, 08/12/23 (e)	420,000	433,486
4.300%, 09/22/19	800,000	877,967
6.375%, 12/15/38	600,000	806,292
Sinopec Group Overseas Development 2013, Ltd.
4.375%, 10/17/23 (144A)	1,246,000	1,304,328
Statoil ASA
1.150%, 05/15/18	389,000	381,514
2.650%, 01/15/24 (e)	393,000	381,773
2.900%, 11/08/20 (e)	196,000	200,489
3.250%, 11/10/24	399,000	400,311
6.700%, 01/15/18	180,000	205,097
7.250%, 09/23/27	1,040,000	1,421,394
Suncor Energy, Inc.
3.600%, 12/01/24	678,000	669,968
5.950%, 12/01/34	268,000	313,069
6.100%, 06/01/18	1,070,000	1,200,229
Talisman Energy, Inc.
7.750%, 06/01/19	800,000	921,495
Tosco Corp.
7.800%, 01/01/27	700,000	959,900
Total Capital Canada, Ltd.
0.611%, 01/15/16 (a)	154,000	154,271
Total Capital International S.A.
2.750%, 06/19/21	1,800,000	1,806,732
2.875%, 02/17/22 (e)	815,000	806,757
3.700%, 01/15/24 (e)	654,000	677,175
Transocean, Inc.
2.500%, 10/15/17	700,000	618,831
6.375%, 12/15/21	500,000	461,225
6.500%, 11/15/20 (e)	480,000	452,625

		48,315,951

Oil & Gas Services—0.2%
Cameron International Corp.
4.000%, 12/15/23	203,000	202,485

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Halliburton Co.
6.750%, 02/01/27	650,000	$800,512
7.450%, 09/15/39	200,000	280,934
8.750%, 02/15/21	350,000	447,611
Schlumberger Investment S.A.
3.300%, 09/14/21 (144A)	650,000	667,128
3.650%, 12/01/23 (e)	614,000	641,844
Schlumberger Oilfield UK plc
4.200%, 01/15/21 (144A)	600,000	650,989
Weatherford International, Ltd.
9.625%, 03/01/19	1,298,000	1,539,532

		5,231,035

Pharmaceuticals—0.3%
Actavis, Inc.
3.250%, 10/01/22	172,000	167,463
Bayer U.S. Finance LLC
2.375%, 10/08/19 (144A)	423,000	424,678
3.375%, 10/08/24 (144A)	472,000	480,294
Express Scripts Holding Co.
3.500%, 06/15/24	300,000	298,948
3.900%, 02/15/22	500,000	520,666
4.750%, 11/15/21	400,000	441,421
Forest Laboratories, Inc.
4.875%, 02/15/21 (144A)	300,000	321,666
5.000%, 12/15/21 (144A)	1,504,000	1,628,570
Medco Health Solutions, Inc.
4.125%, 09/15/20	800,000	849,492
Merck & Co., Inc.
2.800%, 05/18/23 (e)	625,000	620,657
Novartis Capital Corp.
3.400%, 05/06/24	863,000	897,763
Pfizer, Inc.
3.000%, 06/15/23 (e)	1,100,000	1,112,386
Sanofi
1.250%, 04/10/18	157,000	155,502
Zoetis, Inc.
1.875%, 02/01/18	93,000	92,163
4.700%, 02/01/43	26,000	26,462

		8,038,131

Pipelines—0.5%
ANR Pipeline Co.
7.375%, 02/15/24	226,000	283,461
Boardwalk Pipelines L.P.
4.950%, 12/15/24	233,000	231,646
Enterprise Products Operating LLC
2.550%, 10/15/19	417,000	412,802
3.750%, 02/15/25 (e)	515,000	516,961
3.900%, 02/15/24	662,000	674,239
4.950%, 10/15/54	179,000	183,213
5.100%, 02/15/45	379,000	407,497
Gulf South Pipeline Co. L.P.
4.000%, 06/15/22	900,000	887,231

Pipelines—(Continued)
Magellan Midstream Partners L.P.
4.250%, 02/01/21	492,000	530,878
5.150%, 10/15/43	401,000	425,101
6.400%, 07/15/18	1,420,000	1,610,186
ONEOK Partners L.P.
6.650%, 10/01/36	250,000	287,719
Plains All American Pipeline L.P. / PAA Finance Corp.
2.600%, 12/15/19	176,000	174,777
2.850%, 01/31/23	975,000	921,963
3.600%, 11/01/24	900,000	883,544
4.900%, 02/15/45 (e)	814,000	827,226
Spectra Energy Capital LLC
3.300%, 03/15/23	308,000	292,561
5.650%, 03/01/20	2,200,000	2,444,110
6.750%, 07/15/18	218,000	246,317
8.000%, 10/01/19	1,000,000	1,210,111
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	233,000	235,621
4.950%, 01/15/43	394,000	377,554
5.300%, 04/01/44	200,000	201,590
5.350%, 05/15/45	633,000	640,005
TransCanada PipeLines, Ltd.
0.750%, 01/15/16	350,000	349,023
2.500%, 08/01/22	350,000	329,714
3.750%, 10/16/23 (e)	910,000	911,053
7.125%, 01/15/19	490,000	569,453
7.250%, 08/15/38	200,000	267,525

		17,333,081

Real Estate Investment Trusts—0.4%
American Tower Corp.
3.500%, 01/31/23	790,000	763,304
Boston Properties L.P.
5.625%, 11/15/20	800,000	912,761
5.875%, 10/15/19	500,000	572,712
Duke Realty L.P.
3.875%, 02/15/21	1,128,000	1,171,574
6.750%, 03/15/20	584,000	687,468
8.250%, 08/15/19	170,000	209,729
Equity CommonWealth
5.875%, 09/15/20	100,000	110,013
6.250%, 06/15/17	840,000	905,097
ERP Operating L.P.
2.375%, 07/01/19	538,000	535,701
4.625%, 12/15/21	250,000	273,502
4.750%, 07/15/20	578,000	635,007
HCP, Inc.
2.625%, 02/01/20	1,100,000	1,088,574
4.250%, 11/15/23	346,000	363,728
5.375%, 02/01/21	1,240,000	1,384,715
Health Care REIT, Inc.
4.500%, 01/15/24	1,024,000	1,084,404
5.250%, 01/15/22	600,000	666,709
ProLogis L.P.
4.250%, 08/15/23 (e)	114,000	120,456

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
ProLogis L.P.
6.875%, 03/15/20 (e)	325,000	$381,747
Simon Property Group L.P.
2.750%, 02/01/23	200,000	195,821
5.650%, 02/01/20	1,185,000	1,360,213
Ventas Realty L.P. / Ventas Capital Corp.
4.750%, 06/01/21	500,000	543,448

		13,966,683

Retail—0.3%
Advance Auto Parts, Inc.
4.500%, 01/15/22	1,001,000	1,062,566
Bed Bath & Beyond, Inc.
4.915%, 08/01/34	689,000	710,964
CVS Health Corp.
4.000%, 12/05/23	929,000	983,135
5.300%, 12/05/43	303,000	362,213
CVS Pass-Through Trust
6.204%, 10/10/25 (144A)	833,087	959,210
Home Depot, Inc. (The)
3.750%, 02/15/24 (e)	586,000	625,904
4.400%, 04/01/21	700,000	778,735
4.400%, 03/15/45 (e)	143,000	156,287
Lowe’s Cos., Inc.
3.120%, 04/15/22	900,000	920,914
3.125%, 09/15/24	276,000	278,389
Macy’s Retail Holdings, Inc.
3.625%, 06/01/24 (e)	700,000	708,238
4.375%, 09/01/23 (e)	154,000	165,432
4.500%, 12/15/34	279,000	280,939
6.375%, 03/15/37	300,000	379,619
Target Corp.
3.500%, 07/01/24 (e)	484,000	502,476
Wal-Mart Stores, Inc.
1.125%, 04/11/18	541,000	534,796
3.300%, 04/22/24 (e)	575,000	593,696
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21	399,000	401,776
4.500%, 11/18/34 (e)	349,000	363,449

		10,768,738

Software—0.3%
Intuit, Inc.
5.750%, 03/15/17	267,000	293,435
Microsoft Corp.
2.375%, 05/01/23 (e)	540,000	530,006
3.000%, 10/01/20	750,000	781,915
3.625%, 12/15/23 (e)	711,000	760,868
Oracle Corp.
2.375%, 01/15/19	455,000	462,873
2.500%, 10/15/22	3,410,000	3,321,667
2.800%, 07/08/21	750,000	759,328
4.300%, 07/08/34	857,000	917,566
5.750%, 04/15/18	400,000	452,186

Software—(Continued)
Oracle Corp.
6.500%, 04/15/38	300,000	403,699

		8,683,543

Telecommunications—1.1%
America Movil S.A.B. de C.V.
1.241%, 09/12/16 (a)	1,700,000	1,712,160
3.125%, 07/16/22	600,000	591,984
5.000%, 03/30/20	1,000,000	1,102,740
AT&T, Inc.
3.000%, 02/15/22	3,440,000	3,375,259
4.450%, 05/15/21	700,000	752,089
6.300%, 01/15/38	200,000	241,986
6.450%, 06/15/34	500,000	611,897
British Telecommunications plc
1.625%, 06/28/16	308,000	310,218
2.350%, 02/14/19	228,000	227,673
Cisco Systems, Inc.
2.900%, 03/04/21	886,000	902,206
3.625%, 03/04/24 (e)	700,000	729,442
5.900%, 02/15/39	900,000	1,132,802
Crown Castle Towers LLC
6.113%, 01/15/20 (144A)	1,000,000	1,148,642
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	400,000	406,318
8.750%, 06/15/30	500,000	738,579
Embarq Corp.
7.082%, 06/01/16	747,000	804,979
Orange S.A.
9.000%, 03/01/31	400,000	610,153
Qwest Corp.
6.875%, 09/15/33	690,000	692,115
Rogers Communications, Inc.
4.100%, 10/01/23	736,000	773,271
5.450%, 10/01/43	482,000	553,211
8.750%, 05/01/32	940,000	1,359,731
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	210,000	215,951
5.134%, 04/27/20	334,000	369,740
5.877%, 07/15/19	217,000	246,961
6.421%, 06/20/16	500,000	534,876
Verizon Communications, Inc.
1.350%, 06/09/17	889,000	884,887
2.625%, 02/21/20 (144A)	263,000	259,993
3.000%, 11/01/21	1,564,000	1,542,470
3.450%, 03/15/21	677,000	691,922
4.400%, 11/01/34	963,000	957,204
4.500%, 09/15/20	1,068,000	1,159,588
4.600%, 04/01/21	1,500,000	1,628,061
4.862%, 08/21/46 (144A)	1,719,000	1,765,803
5.050%, 03/15/34 (e)	1,124,000	1,198,999
5.150%, 09/15/23	1,500,000	1,656,349
6.400%, 09/15/33	591,000	727,984
Verizon New England, Inc.
7.875%, 11/15/29	1,000,000	1,308,522

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Pennsylvania LLC
6.000%, 12/01/28	260,000	$290,747
8.750%, 08/15/31	1,300,000	1,891,951
Vodafone Group plc
1.500%, 02/19/18	300,000	294,621
6.150%, 02/27/37 (e)	500,000	603,314

		37,007,398

Transportation—0.3%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	240,000	239,236
3.050%, 09/01/22	300,000	301,905
3.850%, 09/01/23	700,000	738,370
7.950%, 08/15/30	1,185,000	1,706,120
Burlington Northern, Inc.
8.750%, 02/25/22	812,000	1,083,098
Canadian Pacific Railway Co.
6.500%, 05/15/18	680,000	779,061
7.125%, 10/15/31	872,000	1,199,270
CSX Corp.
6.000%, 10/01/36	300,000	377,174
7.900%, 05/01/17	1,000,000	1,141,543
Norfolk Southern Corp.
3.850%, 01/15/24	1,079,000	1,134,520
Ryder System, Inc.
2.450%, 09/03/19	555,000	551,090
3.500%, 06/01/17	485,000	505,103
Union Pacific Corp.
3.750%, 03/15/24 (e)	650,000	695,152

		10,451,642

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.500%, 06/15/19 (144A)	175,000	173,933
2.875%, 07/17/18 (144A)	80,000	81,345
4.250%, 01/17/23 (144A)	718,000	745,270

		1,000,548

Water—0.0%
American Water Capital Corp.
3.400%, 03/01/25	319,000	321,032
3.850%, 03/01/24	1,130,000	1,189,746

		1,510,778

Total Corporate Bonds & Notes (Cost $614,637,927)		611,164,943

Asset-Backed Securities—8.3%

Asset-Backed - Automobile—3.1%
Ally Auto Receivables Trust
0.630%, 05/15/17	1,030,125	1,030,317
0.720%, 05/20/16	1,472,660	1,473,155

Asset-Backed - Automobile—(Continued)
Ally Auto Receivables Trust
0.790%, 01/15/18	1,435,000	1,433,776
1.030%, 09/20/17	660,000	658,446
1.240%, 11/15/18	405,000	403,652
American Credit Acceptance Receivables Trust
0.990%, 10/10/17 (144A)	2,812,212	2,810,018
1.140%, 03/12/18 (144A)	183,038	183,088
1.320%, 02/15/17 (144A)	349,927	350,168
1.450%, 04/16/18 (144A)	639,468	640,018
2.260%, 03/10/20 (144A)	1,182,000	1,180,858
AmeriCredit Automobile Receivables Trust
0.610%, 10/10/17	146,852	146,875
0.740%, 11/08/16	1,644,284	1,644,687
0.900%, 09/10/18	393,220	393,087
BMW Vehicle Lease Trust
0.540%, 09/21/15	187,707	187,737
BMW Vehicle Owner Trust
0.670%, 11/27/17	678,000	677,955
Capital Auto Receivables Asset Trust
0.596%, 11/20/15 (a)	757,413	757,470
0.620%, 07/20/16	338,807	338,856
Carfinance Capital Auto Trust
1.440%, 11/16/20 (144A)	3,506,167	3,503,253
1.460%, 12/17/18 (144A)	848,551	849,709
1.650%, 07/17/17 (144A)	302,052	302,380
1.750%, 11/15/17 (144A)	289,416	290,208
2.720%, 04/15/20 (144A)	375,000	378,250
2.750%, 11/15/18 (144A)	667,000	675,017
CarMax Auto Owner Trust
0.600%, 10/16/17	401,938	401,735
0.800%, 07/16/18	615,000	614,293
0.980%, 01/15/19	5,472,000	5,455,381
1.280%, 05/15/19	275,000	273,324
CarNow Auto Receivables Trust
0.960%, 01/17/17 (144A)	1,378,779	1,377,259
1.160%, 10/16/17 (144A)	115,037	115,043
1.890%, 11/15/18 (144A)	1,000,000	997,167
1.970%, 11/15/17 (144A)	668,000	667,785
CPS Auto Receivables Trust
1.110%, 11/15/18 (144A)	4,366,485	4,345,828
1.210%, 08/15/18 (144A)	689,556	687,725
1.310%, 02/15/19 (144A)	3,570,445	3,559,123
1.310%, 06/15/20 (144A)	868,490	864,228
1.490%, 04/15/19 (144A)	1,650,000	1,645,908
1.540%, 07/16/18 (144A)	1,978,838	1,980,554
1.640%, 04/16/18 (144A)	1,517,016	1,518,369
1.820%, 09/15/20 (144A)	1,285,983	1,283,628
3.770%, 08/17/20 (144A)	558,000	557,520
4.350%, 11/16/20 (144A)	450,000	448,954
DT Auto Owner Trust
0.980%, 04/16/18 (144A)	1,823,000	1,821,897
1.780%, 06/15/17 (144A)	1,625,000	1,630,002
Exeter Automobile Receivables Trust
1.060%, 08/15/18 (144A)	1,371,955	1,369,782
1.290%, 10/16/17 (144A)	1,734,990	1,738,067
1.290%, 05/15/18 (144A)	986,946	987,745

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Exeter Automobile Receivables Trust
1.320%, 01/15/19 (144A)	3,278,772	$3,278,201
1.490%, 11/15/17 (144A)	907,522	908,627
2.770%, 11/15/19 (144A)	556,000	554,635
3.260%, 12/16/19 (144A)	335,000	327,780
Fifth Third Auto Trust
0.450%, 01/15/16	95,645	95,642
0.570%, 05/15/17	400,000	399,629
0.880%, 10/16/17	1,745,000	1,747,612
First Investors Auto Owner Trust
0.900%, 10/15/18 (144A)	164,547	164,515
1.060%, 11/15/18 (144A)	677,000	676,423
1.670%, 11/16/20 (144A)	276,000	275,173
Flagship Credit Auto Trust
1.210%, 04/15/19 (144A)	1,134,173	1,131,291
1.320%, 04/16/18 (144A)	1,398,985	1,400,141
1.430%, 12/16/19 (144A)	1,896,632	1,894,255
1.940%, 01/15/19 (144A)	1,386,485	1,395,348
2.550%, 02/18/20 (144A)	245,000	244,507
2.840%, 11/16/20 (144A)	892,000	890,422
3.950%, 12/15/20 (144A)	440,000	440,277
Ford Credit Auto Lease Trust
0.500%, 10/15/16	345,487	345,275
0.760%, 09/15/16	1,007,000	1,007,635
0.890%, 09/15/17	1,391,000	1,388,982
0.960%, 10/15/16	500,000	500,738
1.100%, 11/15/17	484,000	484,877
Ford Credit Auto Owner Trust
0.900%, 10/15/18	890,000	889,320
Harley Davidson Motorcycle Trust
0.650%, 07/16/18	1,248,830	1,248,870
Honda Auto Receivables Owner Trust
0.370%, 10/16/15	10,469	10,468
0.530%, 02/16/17	1,404,000	1,403,973
0.690%, 09/18/17	1,527,000	1,525,852
0.770%, 03/19/18	2,171,000	2,166,211
1.040%, 02/18/20	700,000	700,292
Hyundai Auto Receivables Trust
0.560%, 07/17/17	341,644	341,772
0.750%, 09/17/18	600,000	598,990
0.900%, 12/17/18	5,612,000	5,596,909
Nissan Auto Lease Trust
0.750%, 06/15/16	508,784	509,182
0.800%, 02/15/17	582,000	581,611
Nissan Auto Receivables Owner Trust
0.420%, 11/15/16	618,025	617,583
1.110%, 05/15/19	400,000	399,008
Santander Drive Auto Receivables Trust
3.010%, 04/16/18	2,000,000	2,028,634
SNAAC Auto Receivables Trust
1.030%, 09/17/18 (144A)	593,436	593,251
1.140%, 07/16/18 (144A)	156,124	156,264
Tidewater Auto Receivables Trust
1.400%, 07/15/18 (144A)	2,047,000	2,042,339
1.850%, 12/15/18 (144A)	2,406,000	2,401,809

Asset-Backed - Automobile—(Continued)
Toyota Auto Receivables Owner Trust
0.550%, 01/17/17	683,454	683,830
USAA Auto Owner Trust
0.380%, 10/17/16	424,316	424,215
World Omni Auto Receivables Trust
0.830%, 08/15/18	873,000	872,437
1.320%, 01/15/20	476,000	474,653

		100,469,755

Asset-Backed - Credit Card—0.0%
Discover Card Execution Note Trust
1.040%, 04/15/19	1,080,000	1,078,936

Asset-Backed - Home Equity—0.0%
Asset Backed Securities Corp. Home Equity Loan Trust
0.920%, 02/25/35 (a)	530,000	518,102

Asset-Backed - Other—5.1%
American Homes 4 Rent Trust
4.290%, 10/17/36 (144A)	300,000	306,628
Axis Equipment Finance Receivables II LLC
1.750%, 03/20/17 (144A)	966,558	966,286
Carlyle Global Market Strategies Commodities Funding, Ltd.
2.131%, 10/15/21 (144A) (a) (g)	2,686,667	2,661,681
Conix Mortgage Asset Trust
4.704%, 12/25/47 (144A) (a) (c) (g)	1,078,519	571,615
Ford Credit Floorplan Master Owner Trust
0.541%, 01/15/18 (a)	725,000	725,267
Fortress Opportunities Residential Transaction Trust
3.960%, 10/25/33 (144A) (g)	98,965	99,039
4.210%, 10/25/18 (144A) (g)	51,425	51,396
GCAT Trust
3.228%, 07/25/19 (144A) (a)	2,766,578	2,775,404
GLC II Trust
4.000%, 12/18/20 (144A)	4,500,000	4,491,450
GLC Trust
3.000%, 07/15/21 (144A)	3,702,910	3,685,136
GMAT Trust
3.721%, 02/25/44 (144A)	498,214	498,390
3.967%, 11/25/43 (144A)	1,314,918	1,324,217
Gold Key Resorts LLC
3.220%, 03/17/31 (144A)	1,282,208	1,282,345
HLSS Servicer Advance Receivables Backed Notes
1.147%, 05/16/44 (144A)	4,495,000	4,490,505
1.843%, 05/16/44 (144A)	2,000,000	1,999,000
1.981%, 11/15/46 (144A)	1,783,000	1,765,527
HLSS Servicer Advance Receivables Trust
1.244%, 01/17/45 (144A)	2,897,000	2,897,000
1.495%, 01/16/46 (144A)	748,000	747,402
1.744%, 01/16/46 (144A)	174,000	174,035
2.217%, 01/15/47 (144A)	1,385,000	1,383,199

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
John Deere Owner Trust
0.600%, 03/15/17	1,802,586	$1,804,771
LV Tower 52 Issuer LLC
5.500%, 06/15/18 (144A) (g)	1,752,106	1,752,901
7.500%, 06/15/18 (144A) (g)	695,316	695,316
Nationstar Agency Advance Funding Trust
0.997%, 02/15/45 (144A)	1,253,000	1,252,549
1.892%, 02/18/48 (144A)	115,000	112,492
Navitas Equipment Receivables LLC
1.950%, 11/15/16 (144A)	476,629	476,899
Normandy Mortgage Loan Co. LLC
4.949%, 09/16/43 (144A)	5,300,670	5,292,719
NYMT Residential LLC
4.850%, 09/25/18 (144A) (g)	2,353,602	2,353,602
Oak Hill Advisors Residential Loan Trust
3.475%, 04/25/54 (144A)	3,694,719	3,694,538
4.000%, 04/25/54 (144A)	857,000	829,783
OnDeck Asset Securitization Trust
3.150%, 05/17/18 (144A)	2,602,000	2,594,852
OneMain Financial Issuance Trust
2.430%, 06/18/24 (144A)	2,744,000	2,743,945
2.470%, 09/18/24 (144A)	5,049,000	5,068,792
3.020%, 09/18/24 (144A)	1,864,000	1,865,156
3.240%, 06/18/24 (144A)	321,000	324,017
PFS Tax Lien Trust
1.440%, 05/15/29 (144A)	784,961	785,374
Progreso Receivables Funding I LLC
4.000%, 07/09/18 (144A)	2,650,000	2,654,770
Progreso Receivables Funding II LLC
3.500%, 07/08/19 (144A)	3,500,000	3,470,950
RBSHD Trust
4.685%, 10/25/47 (144A) (g)	2,479,190	2,486,350
Real Estate Asset Trust
3.230%, 05/25/52 (144A) (a) (g)	1,371,612	1,368,183
Selene Non-Performing Loans LLC
2.981%, 05/25/54 (144A)	1,409,465	1,397,091
SpringCastle America Funding LLC
2.700%, 05/25/23 (144A)	9,078,899	9,064,436
4.610%, 10/25/27 (144A)	1,750,000	1,763,716
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	5,066,000	5,061,805
2.580%, 09/15/21 (144A)	7,150,000	7,170,585
3.450%, 12/15/22 (144A)	496,000	496,245
3.920%, 01/16/23 (144A)	2,500,000	2,526,500
4.820%, 01/16/23 (144A)	2,000,000	2,008,800
Stanwich Mortgage Loan Co. LLC
3.228%, 04/16/59 (144A)	1,916,267	1,892,314
Stanwich Mortgage Loan Trust
2.981%, 02/16/43 (144A)	188,851	187,907
Sunset Mortgage Loan Co. LLC
3.721%, 11/16/44 (144A)	4,909,119	4,909,119
Trafigura Securitisation Finance plc
1.111%, 10/15/21 (144A) (a)	3,188,000	3,175,567
Truman Capital Mortgage Loan Trust
3.125%, 04/25/53 (144A)	2,903,282	2,899,635
3.125%, 06/25/54 (144A)	3,145,967	3,142,110

Asset-Backed - Other—(Continued)
Truman Capital Mortgage Loan Trust
3.228%, 07/25/53 (144A)	3,184,079	3,179,943
4.000%, 06/25/54 (144A)	877,000	858,044
Vericrest Opportunity Loan Transferee LLC
3.125%, 04/27/54 (144A)	7,980,844	7,934,395
Vericrest Opportunity Loan Trust X LLC
3.375%, 10/25/54 (144A)	1,832,798	1,828,955
Vericrest Opportunity Loan Trust XIX LLC
3.875%, 04/26/55 (144A)	3,636,000	3,617,820
Vericrest Opportunity Loan Trust XV LLC
3.250%, 05/26/54 (144A)	2,015,178	2,009,391
Vericrest Opportunity Loan Trust XVI LLC
3.228%, 09/25/58 (144A)	4,784,645	4,777,421
4.000%, 09/25/58 (144A)	748,680	735,834
Vericrest Opportunity Loan Trust XXII LLC
3.625%, 10/27/53 (144A)	1,454,696	1,455,717
Vericrest Opportunity Loan Trust XXIII LLC
3.625%, 11/25/53 (144A)	1,472,518	1,477,928
4.750%, 11/25/53 (144A)	597,525	598,292
Vericrest Opportunity Loan Trust XXIV LLC
3.250%, 11/25/53 (144A)	3,379,596	3,382,790
Vericrest Opportunity Loan Trust XXVI LLC
3.125%, 09/25/43 (144A)	5,015,446	5,008,114
4.250%, 09/25/43 (144A)	1,406,000	1,376,453
Vericrest Opportunity Loan Trust XXVII LLC
3.125%, 08/27/57 (144A)	4,598,157	4,591,738
Westgate Resorts LLC
2.250%, 08/20/25 (144A)	1,072,052	1,073,725

		164,125,871

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust
0.969%, 12/26/44 (144A) (a)	1,756,207	1,750,617
0.970%, 12/27/22 (144A) (a)	1,457,765	1,466,174

		3,216,791

Total Asset-Backed Securities (Cost $270,066,673)		269,409,455

Mortgage-Backed Securities—6.7%

Collateralized Mortgage Obligations—2.9%
AJAX Mortgage Loan Trust
3.500%, 02/25/51 (144A) (a) (g)	396,958	393,138
3.750%, 03/25/52 (144A) (a) (g)	2,030,591	2,027,694
4.000%, 10/25/57 (144A)	1,467,202	1,459,866
4.500%, 03/25/35 (144A) (g)	1,369,758	1,372,074
American Tower Trust I
1.551%, 03/15/43 (144A)	1,145,000	1,131,443
3.070%, 03/15/48 (144A)	1,500,000	1,491,195
Banc of America Funding Trust
2.563%, 05/20/34 (a)	2,155,056	2,185,007
Bear Stearns ALT-A Trust
0.810%, 07/25/34 (a)	3,657,694	3,505,703

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CAM Mortgage Trust
2.600%, 05/15/48 (144A)	900,622	$900,537
3.500%, 11/25/57 (144A) (a) (g)	1,867,855	1,868,559
Countrywide Alternative Loan Trust
0.835%, 08/25/34 (a)	1,959,458	1,938,587
FDIC Trust
4.500%, 10/25/18 (144A)	274,577	276,709
Global Mortgage Securitization, Ltd.
0.490%, 11/25/32 (144A) (a)	1,747,247	1,692,464
GS Mortgage Securities Trust
5.307%, 08/10/44 (144A) (a)	500,000	527,217
HarborView Mortgage Loan Trust
2.582%, 05/19/34 (a)	2,097,748	2,090,519
Homeowner Assistance Program Reverse Mortgage Loan Trust
4.000%, 05/26/53 (144A) (g)	3,600,216	3,515,971
Impac CMB Trust
0.910%, 11/25/34 (a)	5,055,932	4,798,110
JP Morgan Mortgage Trust
2.503%, 08/25/34 (a)	453,066	454,207
MASTR Asset Securitization Trust
5.500%, 12/25/33	1,308,200	1,387,373
Merrill Lynch Mortgage Investors Trust
0.630%, 04/25/29 (a)	1,121,370	1,068,471
0.670%, 05/25/29 (a)	2,334,858	2,226,339
0.790%, 10/25/28 (a)	1,233,025	1,214,035
0.810%, 10/25/28 (a)	2,151,285	2,136,286
1.007%, 01/25/29 (a)	1,469,589	1,370,616
Sequoia Mortgage Trust
0.466%, 12/20/34 (a)	2,887,941	2,753,958
0.506%, 10/20/34 (a)	2,983,103	2,843,020
0.806%, 01/20/34 (a)	1,450,446	1,382,397
0.826%, 07/20/33 (a)	1,772,210	1,734,583
0.926%, 04/20/33 (a)	1,624,185	1,619,593
Springleaf Mortgage Loan Trust
1.270%, 06/25/58 (144A) (a)	2,080,891	2,073,753
1.780%, 12/25/65 (144A) (a)	4,390,288	4,382,596
1.870%, 09/25/57 (144A) (a)	1,491,408	1,487,517
2.310%, 06/25/58 (144A) (a)	1,240,000	1,215,124
3.140%, 06/25/58 (144A) (a)	792,000	793,478
3.520%, 12/25/65 (144A) (a)	2,177,000	2,221,067
3.790%, 09/25/57 (144A) (a)	1,274,000	1,283,005
3.790%, 06/25/58 (144A) (a)	603,000	607,505
4.480%, 12/25/65 (144A) (a)	3,000,000	3,088,446
6.000%, 10/25/57 (144A) (a)	350,000	363,789
Station Place Securitization Trust
1.870%, 02/25/15	1,000,000	1,000,000
Structured Adjustable Rate Mortgage Loan Trust
2.390%, 06/25/34 (a)	1,318,809	1,326,423
Structured Asset Mortgage Investments II Trust
0.864%, 01/19/34 (a)	2,455,169	2,379,965
0.864%, 03/19/34 (a)	2,619,286	2,563,047
Structured Asset Mortgage Investments Trust
1.064%, 05/19/33 (a)	2,526,020	2,466,934
Structured Asset Securities Corp. Mortgage Loan Trust
0.770%, 10/25/27 (a)	637,608	623,217

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.477%, 11/25/33 (a)	1,558,238	1,536,677
Thornburg Mortgage Securities Trust
0.810%, 09/25/43 (a)	1,377,249	1,315,564
1.972%, 12/25/44 (a)	2,139,921	2,127,060
2.246%, 04/25/45 (a)	4,830,392	4,851,602
VML LLC
3.875%, 04/25/54 (144A) (a)	1,009,419	1,004,372
Wells Fargo Mortgage Backed Securities Trust
2.619%, 03/25/35 (a)	3,119,453	3,142,737
Wells Fargo Mortgage Loan Trust
2.847%, 08/27/37 (144A) (a)	1,227,447	1,209,035

		94,428,584

Commercial Mortgage-Backed Securities—3.8%
A10 Securitization LLC
2.400%, 11/15/25 (144A)	697,836	699,757
A10 Term Asset Financing LLC
1.720%, 04/15/33 (144A)	1,719,000	1,716,552
2.620%, 11/15/27 (144A)	2,767,284	2,779,499
3.020%, 04/15/33 (144A)	1,807,000	1,810,068
4.380%, 11/15/27 (144A)	425,000	432,352
ACRE Commercial Mortgage Trust
2.212%, 08/15/31 (144A) (a)	447,500	444,921
2.662%, 08/15/31 (144A) (a)	597,500	595,439
3.562%, 08/15/31 (144A) (a)	350,000	348,762
BAMLL Commercial Mortgage Securities Trust
4.214%, 08/15/46 (144A) (a)	1,200,000	1,205,086
Banc of America Commercial Mortgage Trust
5.492%, 02/10/51	2,250,000	2,401,423
5.622%, 04/10/49 (a)	1,000,000	1,080,504
5.889%, 07/10/44 (a)	1,553,969	1,635,538
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.115%, 10/10/45 (a)	5,183,991	5,271,429
BB-UBS Trust
2.892%, 06/05/30 (144A)	1,250,000	1,223,850
3.430%, 11/05/36 (144A)	2,950,000	3,001,584
Bear Stearns Commercial Mortgage Securities Trust
0.823%, 06/11/50 (144A) (a)	1,500,000	1,468,128
4.674%, 06/11/41	3,035,413	3,049,358
CGBAM Commercial Mortgage Trust
0.961%, 02/15/31 (144A) (a)	1,300,000	1,293,421
Citigroup Commercial Mortgage Trust
2.110%, 01/12/30 (144A)	560,296	566,222
Commercial Mortgage Pass-Through Certificates
0.219%, 07/10/45 (144A) (a) (b)	120,000,000	1,977,060
0.961%, 08/13/27 (144A) (a)	990,000	987,477
1.004%, 02/13/32 (144A) (a)	2,605,000	2,595,622
1.059%, 06/11/27 (144A) (a)	4,937,000	4,928,903
1.754%, 02/13/32 (144A) (a)	1,000,000	997,824
2.365%, 02/10/29 (144A)	2,789,132	2,843,146
3.612%, 06/10/46 (a)	2,934,000	3,073,805

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates
3.796%, 08/10/47	3,500,000	$3,694,733
3.977%, 05/10/47	3,000,000	3,218,229
4.353%, 08/10/30 (144A)	3,000,000	3,284,304
5.116%, 06/10/44 (a)	975,697	986,100
Commercial Mortgage Trust
2.987%, 04/12/35 (144A)	1,871,000	1,873,535
COOF Securitization Trust, Ltd.
3.023%, 06/15/40 (144A) (a) (b)	3,370,125	476,536
Credit Suisse First Boston Mortgage Securities Corp.
5.100%, 08/15/38 (a)	1,421,469	1,440,338
Credit Suisse Mortgage Capital Certificates
0.955%, 04/15/27 (144A) (a)	3,363,000	3,357,105
DBRR Trust
0.853%, 02/25/45 (144A) (a)	436,286	435,667
1.636%, 12/18/49 (144A) (a)	2,506,095	2,519,017
GE Capital Commercial Mortgage Corp.
4.974%, 07/10/45 (a)	3,015,000	3,047,468
GE Capital Commercial Mortgage Corp. Trust
5.274%, 03/10/44 (a)	1,201,532	1,231,225
GS Mortgage Securities Corp. II
2.318%, 01/10/30 (144A)	733,000	741,704
2.706%, 12/10/27 (144A)	287,533	290,654
GS Mortgage Securities Corp. Trust
3.551%, 04/10/34 (144A)	3,500,000	3,646,853
Hilton Mortgage Trust
1.061%, 07/15/29 (144A) (a)	570,000	567,741
JPMorgan Chase Commercial Mortgage Securities Trust
0.941%, 04/15/30 (144A) (a)	2,600,000	2,597,767
5.236%, 12/15/44 (a)	916,599	931,947
5.716%, 02/15/51	2,987,612	3,213,129
KGS-Alpha SBA COOF Trust
0.598%, 05/25/39 (144A) (a) (b)	11,190,624	258,783
0.859%, 08/25/38	14,386,041	537,229
0.963%, 03/25/39	9,762,687	559,829
3.125%, 04/25/40 (144A) (a) (b)	2,753,387	406,125
Ladder Capital Commercial Mortgage Trust
3.985%, 02/15/36 (144A)	768,000	804,709
LB-UBS Commercial Mortgage Trust
5.430%, 02/15/40	1,226,242	1,311,855
Merrill Lynch Mortgage Trust
5.288%, 11/12/37 (a)	1,588,454	1,618,607
Morgan Stanley Bank of America Merrill Lynch Trust
3.669%, 02/15/47	3,000,000	3,144,030
Morgan Stanley Re-REMIC Trust
0.250%, 07/27/49 (144A)	1,500,000	1,296,900
2.000%, 07/27/49 (144A)	1,302,921	1,306,179
N-Star Real Estate CDO, Ltd.
2.020%, 08/25/29 (144A) (a)	2,871,655	2,868,209
5.170%, 08/25/29 (144A) (a)	880,000	880,176
NCUA Guaranteed Notes Trust
2.650%, 10/29/20	3,379,661	3,456,173
2.900%, 10/29/20	5,000,000	5,134,015

Commercial Mortgage-Backed Securities—(Continued)
ORES NPL LLC
3.081%, 09/25/25 (144A)	1,431,622	1,431,622
RAIT Trust
1.411%, 12/15/31 (144A) (a)	1,669,000	1,669,289
1.961%, 12/15/31 (144A) (a)	1,500,000	1,499,922
RBS Commercial Funding, Inc. Trust
3.260%, 03/11/31 (144A)	531,000	539,087
UBS-BAMLL Trust
3.663%, 06/10/30 (144A)	578,000	592,883
UBS-Barclays Commercial Mortgage Trust
3.244%, 04/10/46	2,228,000	2,271,967
VNDO Mortgage Trust
2.996%, 11/15/30 (144A)	1,400,000	1,401,375
VNO Mortgage Trust
3.808%, 12/13/29 (144A)	2,500,000	2,645,362
Wachovia Bank Commercial Mortgage Trust
5.118%, 07/15/42 (a)	1,683,749	1,697,740
Wells Fargo Commercial Mortgage Trust
2.710%, 03/18/28 (144A) (a)	1,000,000	1,001,491
WFRBS Commercial Mortgage Trust
4.182%, 03/15/45 (144A) (a)	300,000	286,057

		124,601,396

Total Mortgage-Backed Securities (Cost $218,561,195)		219,029,980

Foreign Government—0.9%

Provincial—0.0%
Province of Ontario
1.650%, 09/27/19	1,000,000	988,490
Province of Quebec Canada
7.125%, 02/09/24	200,000	265,578

		1,254,068

Sovereign—0.9%
Brazilian Government International Bonds
4.250%, 01/07/25	601,000	601,000
5.000%, 01/27/45	408,000	399,840
Colombia Government International Bonds
4.000%, 02/26/24	423,000	432,518
5.625%, 02/26/44	200,000	225,000
Israel Government AID Bonds
Zero Coupon, 08/15/20	1,500,000	1,326,949
Zero Coupon, 02/15/22	3,000,000	2,524,527
Zero Coupon, 11/01/22	8,000,000	6,568,608
Zero Coupon, 02/15/24	5,000,000	3,914,490
Zero Coupon, 02/15/25	2,000,000	1,506,958
Zero Coupon, 08/15/25	2,500,000	1,852,395
Mexico Government International Bonds
3.500%, 01/21/21	2,948,000	3,009,908
3.600%, 01/30/25	537,000	535,121
4.000%, 10/02/23	1,374,000	1,425,525
5.550%, 01/21/45	737,000	856,762
5.750%, 10/12/10	500,000	537,500

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Panama Government International Bond
4.000%, 09/22/24	323,000	$331,883
Poland Government International Bond
4.000%, 01/22/24 (e)	930,000	986,962
South Africa Government International Bonds
5.375%, 07/24/44	1,077,000	1,137,581
5.875%, 09/16/25	384,000	432,480
Turkey Government International Bonds
5.750%, 03/22/24	500,000	558,750
6.625%, 02/17/45 (e)	214,000	262,632

		29,427,389

Total Foreign Government (Cost $30,352,688)		30,681,457

Short-Term Investments—7.5%

Mutual Fund—5.2%
State Street Navigator Securities Lending MET Portfolio (h)	168,709,056	168,709,056

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $76,552,371 on 01/02/15, collateralized by $75,250,000 U.S. Government Agency obligations with rates ranging from 1.750% - 5.250%, maturity dates ranging from 03/15/16 - 05/31/16 with a value of $78,088,342.	76,552,371	76,552,371

Total Short-Term Investments (Cost $245,261,427)		245,261,427

Total Investments—104.6% (Cost $3,405,568,365) (i)		3,410,040,139
Other assets and liabilities (net)—(4.6)%		(150,572,764)

Net Assets—100.0%		$3,259,467,375

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.1% of net assets.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $166,320,710 and the collateral received consisted of cash in the amount of $168,709,056 and non-cash collateral with a value of $1,905,750. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $21,217,519, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $3,426,643,397. The aggregate unrealized appreciation and depreciation of investments were $33,700,960 and $(50,304,218), respectively, resulting in net unrealized depreciation of $(16,603,258) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $424,837,509, which is 13.0% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust	01/28/13	$2,030,591	$2,024,084	$2,027,694
AJAX Mortgage Loan Trust	03/20/13	1,369,758	1,364,209	1,372,074
AJAX Mortgage Loan Trust	11/15/13	396,958	394,312	393,138
CAM Mortgage Trust	10/02/14	1,867,855	1,867,855	1,868,559
Carlyle Global Market Strategies Commodities Funding, Ltd.	05/22/14	2,686,667	2,686,667	2,661,681
Conix Mortgage Asset Trust	05/16/13	1,078,519	1,078,519	571,615
Fortress Opportunities Residential Transaction Trust	11/08/13	98,965	98,955	99,039
Fortress Opportunities Residential Transaction Trust	11/08/13	51,425	51,422	51,396
Homeowner Assistance Program Reverse Mortgage Loan Trust	05/03/13	3,600,216	3,549,073	3,515,971
LV Tower 52 Issuer LLC	06/19/13	1,752,106	1,752,106	1,752,901

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Restricted Securities—(Continued)	Acquisition Date	Principal Amount	Cost	Value
LV Tower 52 Issuer LLC	10/08/13	$695,316	$694,594	$695,316
NYMT Residential LLC	09/18/13	2,353,602	2,353,602	2,353,602
RBSHD Trust	09/27/13	2,479,190	2,479,190	2,486,350
Real Estate Asset Trust	04/01/13	1,371,612	1,370,755	1,368,183

				$21,217,519

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$1,141,139,611	$3,003,984	$1,144,143,595
Federal Agencies	—	46,501,012	—	46,501,012
U.S. Treasury	—	843,848,270	—	843,848,270
Total U.S. Treasury & Government Agencies	—	2,031,488,893	3,003,984	2,034,492,877
Total Corporate Bonds & Notes*	—	611,164,943	—	611,164,943
Asset-Backed Securities
Asset-Backed - Automobile	—	100,469,755	—	100,469,755
Asset-Backed - Credit Card	—	1,078,936	—	1,078,936
Asset-Backed - Home Equity	—	518,102	—	518,102
Asset-Backed - Other	—	163,554,256	571,615	164,125,871
Asset-Backed - Student Loan	—	3,216,791	—	3,216,791
Total Asset-Backed Securities	—	268,837,840	571,615	269,409,455
Total Mortgage-Backed Securities*	—	219,029,980	—	219,029,980
Total Foreign Government*	—	30,681,457	—	30,681,457
Short-Term Investments
Mutual Fund	168,709,056	—	—	168,709,056
Repurchase Agreement	—	76,552,371	—	76,552,371
Total Short-Term Investments	168,709,056	76,552,371	—	245,261,427
Total Investments	$168,709,056	$3,237,755,484	$3,575,599	$3,410,040,139

Collateral for securities loaned (Liability)	$—	$(168,709,056)	$—	$(168,709,056)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases	Net Sales		Transfers in to Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Asset-Backed Securities
Asset-Backed - Other	$—	$(488,584)	$—	$(444,218	)(a)	$1,504,417	$571,615	$(488,584)
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	—	—	3,003,984	—		—	3,003,984	—

Total	$—	$(488,584)	$3,003,984	$(444,218)		$1,504,417	$3,575,599	$(488,584)

Asset-backed securities in the amount of $1,504,417 were transferred into Level 3 due to the lack of a vendor or broker providing quotations based on market activity which resulted in the lack of observable inputs.

(a)	Sales include principal reductions

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$3,410,040,139
Receivable for:
Investments sold	9,961,127
Fund shares sold	599,425
Principal paydowns	83,654
Interest	14,666,024
Prepaid expenses	8,080

Total Assets	3,435,358,449
Liabilities
Due to custodian	386,641
Collateral for securities loaned	168,709,056
Payables for:
Investments purchased	4,909,858
Fund shares redeemed	337,400
Accrued expenses:
Management fees	1,161,532
Distribution and service fees	104,025
Deferred trustees’ fees	67,424
Other expenses	215,138

Total Liabilities	175,891,074

Net Assets	$3,259,467,375

Net assets consist of:
Paid in surplus	$3,212,560,774
Undistributed net investment income	70,454,937
Accumulated net realized loss	(28,020,110)
Unrealized appreciation on investments	4,471,774

Net Assets	$3,259,467,375

Net Assets
Class A	$2,766,754,905
Class B	492,712,470
Capital Shares Outstanding*
Class A	264,372,333
Class B	47,171,122
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.47
Class B	10.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,405,568,365.
(b)	Includes securities loaned at value of $166,320,710.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$66,732,335
Securities lending income	27,164

Total investment income	66,759,499
Expenses
Management fees	16,211,907
Administration fees	68,190
Custodian and accounting fees	312,730
Distribution and service fees—Class B	1,145,917
Audit and tax services	67,884
Legal	43,141
Trustees’ fees and expenses	43,760
Shareholder reporting	152,037
Insurance	17,448
Miscellaneous	14,071

Total expenses	18,077,085
Less management fee waiver	(3,831,905)

Net expenses	14,245,180

Net Investment Income	52,514,319

Net Realized and Unrealized Gain
Net realized gain on investments	161,158

Net change in unrealized appreciation on investments	95,676,838

Net realized and unrealized gain	95,837,996

Net Increase in Net Assets From Operations	$148,352,315

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,514,319	$27,756,572
Net realized gain	161,158	17,340,160
Net change in unrealized appreciation (depreciation)	95,676,838	(113,960,132)

Increase (decrease) in net assets from operations	148,352,315	(68,863,400)

From Distributions to Shareholders
Net investment income
Class A	(34,600,639)	(9,092,406)
Class B	(6,562,590)	(1,276,261)
Net realized capital gains
Class A	(11,149,095)	(7,273,925)
Class B	(2,487,779)	(2,005,553)

Total distributions	(54,800,103)	(19,648,145)

Increase in net assets from capital share transactions	783,721,196	1,989,814,811

Total increase in net assets	877,273,408	1,901,303,266

Net Assets
Beginning of period	2,382,193,967	480,890,701

End of period	$3,259,467,375	$2,382,193,967

Undistributed net investment income
End of period	$70,454,937	$40,864,746

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A (a)
Sales	77,503,411	$788,741,187	191,161,299	$2,013,338,110
Reinvestments	4,494,080	45,749,734	1,551,311	16,366,331
Redemptions	(8,713,611)	(90,368,321)	(1,624,157)	(16,628,530)

Net increase	73,283,880	$744,122,600	191,088,453	$2,013,075,911

Class B (b)
Sales	8,635,708	$89,182,373	5,575,652	$57,544,307
Shares converted from Class C	0	0	45,595,758	479,416,762
Reinvestments	889,908	9,050,369	311,073	3,281,814
Redemptions	(5,683,580)	(58,634,146)	(8,153,397)	(83,938,129)

Net increase	3,842,036	$39,598,596	43,329,086	$456,304,754

Class C (b)
Sales	0	$0	44,995	$473,335
Shares converted into Class B	0	0	(45,595,758)	(479,416,762)
Redemptions	0	0	(59,186)	(622,427)

Net increase (decrease)	0	$0	(45,609,949)	$(479,565,854)

Increase derived from capital shares transactions		$783,721,196		$1,989,814,811

(a)	Commencement of operations was February 28, 2013.
(b)	On January 7, 2013, Class C shares were converted into Class B shares.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013(a)
Net Asset Value, Beginning of Period	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.35	(0.41)

Total from investment operations	0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.18)	(0.06)
Distributions from net realized capital gains	(0.06)	(0.04)

Total distributions	(0.24)	(0.10)

Net Asset Value, End of Period	$10.47	$10.17

Total Return (%) (c)	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	1.82	1.62	(e)
Portfolio turnover rate (%)	10	68
Net assets, end of period (in millions)	$2,766.8	$1,942.6

	Class B
	Year Ended December 31,
	2014	2013(g)	2012	2011		2010
Net Asset Value, Beginning of Period	$10.15	$10.54	$10.36	$10.01		$9.62

Income (Loss) from Investment Operations
Net investment income (b)	0.16	0.12	0.22	0.29		0.33
Net realized and unrealized gain (loss) on investments	0.35	(0.44)	0.28	0.28		0.25

Total from investment operations	0.51	(0.32)	0.50	0.57		0.58

Less Distributions
Distributions from net investment income	(0.15)	(0.03)	(0.27)	(0.22)		(0.19)
Distributions from net realized capital gains	(0.06)	(0.04)	(0.05)	(0.00	)(h)	0.00

Total distributions	(0.21)	(0.07)	(0.32)	(0.22)		(0.19)

Net Asset Value, End of Period	$10.45	$10.15	$10.54	$10.36		$10.01

Total Return (%) (c)	5.09	(3.04)	4.92	5.79		6.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.59	0.59		0.65
Net ratio of expenses to average net assets (%) (f)	0.69	0.69	0.59	0.59		0.65
Ratio of net investment income to average net assets (%)	1.58	1.21	2.09	2.81		3.34
Portfolio turnover rate (%)	10	68	11	8		2
Net assets, end of period (in millions)	$492.7	$439.6	$480.9	$472.1		$373.7

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-29

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to paydown transactions, distribution re-designations and premium amortization adjustments.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $76,552,371, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

MIST-31

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income

MIST-32

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

(income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$563,987,896	$551,799,485	$76,655,256	$212,974,985

MIST-33

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$16,211,907	0.550%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period April 29, 2013 to April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-34

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$41,432,122	$10,368,667	$13,367,981	$9,279,478	$54,800,103	$19,648,145

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$70,522,362	$—	$(16,603,257)	$(6,945,080)	$46,974,025

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no pre-enactment accumulated capital loss carryforwards and the post-enactment accumulated short-term capital losses were $1,929,391 and the post-enactment accumulated long-term capital losses were $5,015,689.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-35

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Core Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Core Bond Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-36

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-38

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.
Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-39

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-40

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

JPMorgan Core Bond Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. (“JPMorgan”) regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other information relating specifically to the Portfolio’s performance, the Board noted that, prior to January 7, 2013, the Portfolio operated as a feeder fund, that JPMorgan assumed portfolio management responsibilities for the Portfolio on that date, and that performance prior to that date represents that of a different investment adviser (i.e., the investment adviser of the master fund in which the Portfolio invested). The Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance, investment strategy and prevailing market conditions, and the Board noted a recent trend toward improved performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also took into account that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 6.98%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

2014 proved to be a good year for U.S. stocks (+13.7% S&P 500 Index), a reasonable year for investment grade credit (+7.5% Barclays Corporate Aggregate Bond Index), and—defying all expectations—a fantastic year for longer maturity Treasuries, for instance U.S. 30-year Index returned 25.9%. By contrast, commodities (-17.0% Bloomberg Commodity Index) and emerging market equities (-2.1% MSCI Emerging Market Index) ended the year with negative returns. The pattern of returns across asset classes over the year illustrates the impact that divergent global growth and central bank-led monetary policy has had on asset markets.

Despite volatility in the fourth quarter, U.S. equity markets fared well, underpinned by the continuing economic expansion. Economic data releases, such as gross domestic product (GDP) figures, employment, and vehicle sales exceeded expectations, confirming the strength of the U.S. economy. In Europe, mixed economic data and increasing deflationary fears worried investors and contributed to less favorable returns for developed international markets. Rising political tensions surrounding Greek elections and a possible exit from the Eurozone further fueled concerns. However, stronger rhetoric from the European Central Bank indicating a high probability of outright quantitative easing helped to calm investor’s concerns during the later part of the year. Japan set out a new round of economic reforms, which has consisted of a combination of monetary policy and economic stimulus. The Bank of Japan continued its efforts to stimulate the Japanese economy with October’s monetary easing announcement, while Prime Minister Abe decided to postpone the second consumption tax increase and endorsed the government’s strong commitment to reflationary policies.

Crude oil prices plummeted during the year due to excess supply and weaker global demand. Neither the U.S. nor the Organization of Petroleum Exporting Countries (OPEC) stated any explicit supply cuts that would impact this supply/demand dynamic. Other commodities, such as copper, experienced similar price pressures. Negative price pressures on commodities had negative implications for emerging market equity and debt returns.

Finally, the extreme increase in bond prices was only partly due to investors reallocating to fixed income after starting the year underweight the asset class. The continued demand for U.S. Treasuries also impacted prices positively. There are multiple reasons why the demand for fixed income remains strong: i) subdued inflation due to weakness in commodity markets and low wage pressure, ii) increase in demand for riskless assets due to regulation, iii) attractiveness of U.S. Treasury yields versus other developed markets such as German Bunds. Though the Federal Reserve (the “Fed”) ended its quantitative easing program during the year, negative nominal yields in euro area bond markets are driving significant flows into U.S. fixed income, making up for any decreased demand due to the end of quantitative easing.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM is a proprietary quantitative de-risking framework that aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. By systematically reducing exposure to assets that are likely to experience subpar returns, J.P. Morgan aims to deliver higher risk-adjusted returns and lower volatility relative to both the Dow Jones Global Moderate Index and a traditional portfolio invested 60% in equity and 40% in fixed income markets.

Portfolio allocations are not only adjusted based on SEM but also based on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to enhance Portfolio returns. As a final element to the Portfolio’s construction, an extended duration exposure is achieved through a 10-year interest rate swap. This extended duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking in commodities as well as fixed income. In addition to this, the portfolio managers were expressing various tactical overweights and underweights. Allocations to cash, and U.S. and developed international equity were above their respective Strategic Asset Allocation. The overweight equity positions were driven by numerous positive economic data points towards the end of 2013, particularly coming out of the U.S. The Portfolio also held a tactical underweight to commodities in addition to the SEM de-risking of the asset class.

In the first quarter, momentum in commodities strengthened, and SEM fully re-risked the asset class as it experienced very strong absolute performance. The fixed income signal also strengthened as 10-year U.S. Treasury rates decreased, though it still ended the first quarter in slight de-risking mode. The emerging market equity signal was volatile over the quarter; SEM de-risked early in the quarter but

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

re-risked after momentum improved later in the quarter. Overall, SEM slightly detracted from performance, mostly due to the underweight to fixed income in January when U.S. Treasury rates decreased significantly. In addition to the SEM activity, the portfolio managers maintained tactical overweights to U.S. and developed international equities (“EAFE equities’) as well as an underweight to commodities.

Over the course of the second quarter, SEM fully re-risked fixed income, which was the only asset class in de-risking mode. Momentum in the asset class improved on the back of a decrease in the 10-year Treasury rate. Again, SEM slightly detracted from overall performance due to the underweight to fixed income for a portion of the quarter. Tactically, the Portfolio remained underweight commodities as well as overweight EAFE equities.

In the third quarter, SEM again de-risked the allocation to commodities. This was beneficial to performance as commodities performed negatively during the period. Tactically, the Portfolio remained overweight U.S. equities but moved more neutral on EAFE equities. The tactical underweight to commodities was also closed, but the allocation remained below its strategic weight due to the impacts of SEM.

Commodities remained de-risked throughout the fourth quarter. Additionally, EAFE equities and emerging market equities de-risked during the last week of the year. SEM was additive to performance due to the de-risking position in commodities as the asset class performed very negatively over the period. In addition to the impact of SEM, the Portfolio maintained its tactical overweight to U.S. equities.

The tactical overweight to U.S. equities throughout 2014 aided performance during the year. Additionally, the tactical underweight to commodities throughout the first half of the year also contributed to performance. On the other hand, the slight underweight to fixed income throughout the first half of the year detracted from performance. In addition, security selection decisions contributed to performance for the year.

Derivatives may be used in the Portfolio as a way to implement tactical decisions. Derivative usage is also permissible for purposes such as hedging, cash management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During 2014, the Portfolio utilized Equity Futures, Treasury Futures, and Commodity Futures for both hedging and investment purposes. The Portfolio also utilized Interest Rate Swaps and Currency Forwards solely for hedging purposes. All derivatives acted as the portfolio managers expected over the time period.

At the end of December, the Portfolio remained pro-risk with a tilt to domestic equities. The Portfolio also maintained an underweight to commodities, EAFE equities, and emerging market equities as these asset classes exhibited negative momentum. Other allocations were generally in line with the Portfolio’s Strategic Asset Allocation. The current allocation mirrors our pro-risk view of the global economy; but, at the same time, we are not bearish on bonds. We maintain the strategic weight to fixed income as a hedge to our risk asset exposure. This view is also supported by global disinflationary pressures and bond buying from Europe and Japan.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	6.98	8.92
Dow Jones Moderate Index	5.35	9.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Equity Sectors

% of Net Assets
Financials	8.7
Consumer Discretionary	4.7
Health Care	3.8
Information Technology	3.6
Consumer Staples	3.0

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	24.1
Cash & Cash Equivalents	21.9
Convertible Bonds	17.5
U.S. Treasury & Government Agencies	2.8
Municipals	0.1

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.7
Novartis AG	0.6
Roche Holding AG	0.6
Royal Dutch Shell plc	0.5
NextEra Energy, Inc.	0.5

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	2.7
Anthem, Inc.	1.0
Mylan, Inc.	0.9
Siemens Financieringsmaatschappij NV	0.8
Gilead Sciences, Inc.	0.8

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	1.00%	$1,000.00	$1,002.50	$5.05
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—30.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Airbus Group NV	63,663	$3,161,964
Honeywell International, Inc.	19,055	1,903,976
L-3 Communications Holdings, Inc.	4,481	565,547
Precision Castparts Corp.	1,039	250,274
Thales S.A.	40,561	2,188,510
United Technologies Corp.	22,548	2,593,020

		10,663,291

Air Freight & Logistics—0.2%
Deutsche Post AG	24,318	795,652
Yamato Holdings Co., Ltd. (a)	90,300	1,778,044

		2,573,696

Airlines—0.2%
Copa Holdings S.A. - Class A (a)	3,990	413,524
Delta Air Lines, Inc. (a)	12,512	615,465
Japan Airlines Co., Ltd.	53,200	1,554,003
United Continental Holdings, Inc. (b)	9,828	657,395

		3,240,387

Auto Components—0.7%
Bridgestone Corp.	132,600	4,607,967
Continental AG	6,205	1,317,647
GKN plc	130,893	694,279
Johnson Controls, Inc.	2,907	140,524
NOK Corp.	42,300	1,074,312
Sumitomo Electric Industries, Ltd.	131,700	1,643,199
Valeo S.A.	14,329	1,784,781

		11,262,709

Automobiles—1.0%
Astra International Tbk PT	1,880,200	1,116,023
Bayerische Motoren Werke (BMW) AG	10,756	1,168,143
Daimler AG	25,342	2,114,299
Geely Automobile Holdings, Ltd. (a)	720,000	227,213
General Motors Co.	28,412	991,863
Hyundai Motor Co.	12,930	1,963,011
Mahindra & Mahindra, Ltd. (GDR)	97,070	1,907,425
Mazda Motor Corp.	92,100	2,210,780
Renault S.A.	12,584	919,583
Toyota Motor Corp.	65,700	4,097,089

		16,715,429

Banks—3.9%
Australia & New Zealand Banking Group, Ltd.	87,921	2,287,070
Banco Santander Chile (ADR)	29,910	589,825
Bank Central Asia Tbk PT	609,200	640,992
Bank of America Corp.	154,993	2,772,825
Bank Rakyat Indonesia Persero Tbk PT	1,145,200	1,066,366
BB&T Corp.	14,684	571,061
BNP Paribas S.A.	61,021	3,585,856
Capitec Bank Holdings, Ltd.	19,690	577,644
Citigroup, Inc.	39,924	2,160,288
Credicorp, Ltd.	7,580	1,214,164
Danske Bank A/S	80,197	2,158,471

Banks—(Continued)
Grupo Financiero Banorte S.A.B. de C.V. - Class O	109,430	604,642
HDFC Bank, Ltd. (ADR) (a)	117,150	5,945,362
HSBC Holdings plc	614,773	5,809,901
ING Groep NV (b)	301,338	3,901,607
Intesa Sanpaolo S.p.A.	238,750	690,666
Itau Unibanco Holding S.A. (ADR)	101,904	1,325,771
Lloyds Banking Group plc (b)	363,108	428,782
Mitsubishi UFJ Financial Group, Inc.	1,222,400	6,700,149
Mizuho Financial Group, Inc.	1,842,500	3,095,950
PNC Financial Services Group, Inc. (The)	3,537	322,681
Public Bank Bhd	99,800	521,978
Regions Financial Corp.	16,050	169,488
Sberbank of Russia (ADR) (a)	145,520	563,599
Siam Commercial Bank PCL (The)	257,100	1,422,255
Societe Generale S.A.	9,460	397,522
Sumitomo Mitsui Financial Group, Inc.	151,500	5,474,074
Sumitomo Mitsui Trust Holdings, Inc.	1,060,000	4,045,367
SVB Financial Group (b)	1,398	162,266
Turkiye Garanti Bankasi A/S	201,905	809,022
Wells Fargo & Co.	70,499	3,864,755

		63,880,399

Beverages—0.7%
Ambev S.A. (ADR) (a)	235,690	1,465,992
Coca-Cola Co. (The)	44,859	1,893,947
Coca-Cola Enterprises, Inc.	5,000	221,100
Constellation Brands, Inc. - Class A (b)	9,544	936,935
Diageo plc	38,557	1,105,859
Dr Pepper Snapple Group, Inc.	4,933	353,597
Molson Coors Brewing Co. - Class B	6,272	467,389
PepsiCo, Inc.	2,132	201,602
SABMiller plc	74,843	3,873,297
Suntory Beverage & Food, Ltd. (a)	11,500	397,070
Tsingtao Brewery Co., Ltd. - Class H (a)	154,000	1,043,607

		11,960,395

Biotechnology—0.3%
Alexion Pharmaceuticals, Inc. (b)	2,548	471,456
Amgen, Inc.	563	89,680
Biogen Idec, Inc. (b)	4,889	1,659,571
Celgene Corp. (a) (b)	16,271	1,820,074
Gilead Sciences, Inc. (a) (b)	8,850	834,201
Vertex Pharmaceuticals, Inc. (b)	4,132	490,882

		5,365,864

Building Products—0.2%
Cie de St-Gobain	20,357	857,015
Daikin Industries, Ltd. (a)	27,600	1,780,126
Fortune Brands Home & Security, Inc.	1,984	89,816
Masco Corp.	14,136	356,227

		3,083,184

Capital Markets—0.5%
Charles Schwab Corp. (The)	37,523	1,132,820

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Goldman Sachs Group, Inc. (The)	3,310	$641,577
Invesco, Ltd.	26,039	1,029,061
Jupiter Fund Management plc	168,126	943,893
Morgan Stanley (a)	41,983	1,628,941
State Street Corp.	9,918	778,563
UBS Group AG (b)	123,001	2,114,350

		8,269,205

Chemicals—0.3%
Air Liquide S.A.	17,327	2,137,954
Axiall Corp. (a)	5,074	215,493
Dow Chemical Co. (The)	6,659	303,717
E.I. du Pont de Nemours & Co. (a)	7,863	581,390
Mexichem S.A.B. de C.V. (a) (b)	106,530	321,747
Monsanto Co. (a)	3,057	365,220
Mosaic Co. (The)	17,860	815,309
Solvay S.A.	6,421	867,423

		5,608,253

Commercial Services & Supplies—0.1%
Rentokil Initial plc	870,365	1,640,013
Tyco International plc	3,420	150,001

		1,790,014

Communications Equipment—0.2%
Cisco Systems, Inc.	68,322	1,900,376
QUALCOMM, Inc.	21,278	1,581,594

		3,481,970

Construction & Engineering—0.1%
Fluor Corp. (a)	19,201	1,164,157

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	2,273	250,757
Siam Cement PCL (The) (NVDR)	57,200	778,019

		1,028,776

Consumer Finance—0.0%
Capital One Financial Corp.	6,410	529,146
Navient Corp.	2,235	48,298

		577,444

Containers & Packaging—0.0%
Crown Holdings, Inc. (a) (b)	9,167	466,600
Sealed Air Corp.	1,700	72,131

		538,731

Distributors—0.0%
Imperial Holdings, Ltd.	18,920	299,947

Diversified Financial Services—0.5%
Berkshire Hathaway, Inc. - Class B (b)	12,254	1,839,938
FirstRand, Ltd.	374,610	1,622,928
Intercontinental Exchange, Inc. (a)	2,887	633,090

Diversified Financial Services—(Continued)
ORIX Corp.	174,100	2,176,405
Remgro, Ltd.	62,810	1,372,228

		7,644,589

Diversified Telecommunication Services—1.0%
AT&T, Inc. (a)	795	26,704
BT Group plc	482,787	2,996,931
Koninklijke KPN NV	450,450	1,420,170
Nippon Telegraph & Telephone Corp.	98,500	5,068,615
Orange S.A.	182,222	3,098,917
Telenor ASA	51,095	1,030,247
Verizon Communications, Inc.	48,918	2,288,384

		15,929,968

Electric Utilities—0.2%
Edison International	18,581	1,216,684
Entergy Corp. (a)	2,067	180,821
Exelon Corp. (a)	17,584	652,015
NextEra Energy, Inc.	11,257	1,196,507
Pinnacle West Capital Corp. (a)	1,232	84,158
PPL Corp.	9,171	333,182
Xcel Energy, Inc.	5,544	199,140

		3,862,507

Electrical Equipment—0.4%
Eaton Corp. plc	17,333	1,177,951
Emerson Electric Co. (a)	21,009	1,296,886
Mitsubishi Electric Corp.	179,000	2,131,180
Schneider Electric SE	16,311	1,185,187

		5,791,204

Electronic Equipment, Instruments & Components—0.3%
Corning, Inc.	11,181	256,380
Delta Electronics, Inc.	211,000	1,253,745
Hitachi, Ltd.	274,000	2,004,929
Keyence Corp.	3,800	1,683,164
TE Connectivity, Ltd.	4,534	286,776

		5,484,994

Energy Equipment & Services—0.2%
Baker Hughes, Inc.	8,605	482,482
Ensco plc - Class A (a)	3,716	111,294
Halliburton Co.	18,157	714,115
Schlumberger, Ltd. (a)	15,753	1,345,464

		2,653,355

Food & Staples Retailing—0.7%
Costco Wholesale Corp.	7,119	1,009,118
CVS Health Corp.	14,517	1,398,132
Delhaize Group S.A.	23,051	1,674,468
Kroger Co. (The)	4,329	277,965
Magnit PJSC (GDR)	25,040	1,136,816
President Chain Store Corp.	144,000	1,110,426
Seven & I Holdings Co., Ltd.	38,700	1,395,937

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Shoprite Holdings, Ltd.	93,410	$1,352,114
Sun Art Retail Group, Ltd. (a)	753,000	744,774
Wal-Mart de Mexico S.A.B. de C.V. - Series V (a)	271,500	583,899
Wal-Mart Stores, Inc.	3,951	339,312

		11,022,961

Food Products—0.9%
Archer-Daniels-Midland Co. (a)	15,130	786,760
General Mills, Inc.	2,216	118,179
Grieg Seafood ASA (b)	114,388	431,893
Kellogg Co. (a)	2,907	190,234
Marine Harvest ASA (a)	270,768	3,710,338
Mondelez International, Inc. - Class A	47,196	1,714,395
Nestle S.A.	55,323	4,055,261
NH Foods, Ltd. (a)	26,000	568,702
Nutreco NV	18,996	1,022,579
Salmar ASA	44,790	763,938
Tiger Brands, Ltd.	18,980	601,135
Tingyi Cayman Islands Holding Corp.	306,000	697,757

		14,661,171

Gas Utilities—0.0%
AGL Resources, Inc.	4,438	241,915
Questar Corp.	6,299	159,239

		401,154

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	37,642	1,694,643
Becton Dickinson & Co.	475	66,101
Boston Scientific Corp. (b)	81,605	1,081,266
CareFusion Corp. (b)	8,300	492,522
Covidien plc	1,945	198,935
Smith & Nephew plc	114,379	2,099,930
Stryker Corp. (a)	8,384	790,863

		6,424,260

Health Care Providers & Services—0.3%
Aetna, Inc.	8,064	716,325
Cigna Corp.	100	10,291
Humana, Inc. (a)	8,047	1,155,791
McKesson Corp.	5,402	1,121,347
UnitedHealth Group, Inc.	9,997	1,010,597

		4,014,351

Hotels, Restaurants & Leisure—0.4%
InterContinental Hotels Group plc	42,118	1,687,758
McDonald’s Corp.	424	39,729
Royal Caribbean Cruises, Ltd.	8,501	700,737
Sands China, Ltd.	448,400	2,183,787
Starbucks Corp. (a)	9,295	762,655
William Hill plc	107,576	604,962
Wynn Macau, Ltd. (a)	306,000	855,040
Yum! Brands, Inc.	2,315	168,648

		7,003,316

Household Durables—0.6%
Barratt Developments plc	49,002	356,833
Berkeley Group Holdings plc	128,723	4,932,566
Electrolux AB - Series B	62,592	1,836,529
Harman International Industries, Inc.	6,300	672,273
NVR, Inc. (a) (b)	88	112,229
Persimmon plc (b)	50,694	1,240,073
PulteGroup, Inc.	19,623	421,110
Sekisui House, Ltd. (a)	78,500	1,028,177

		10,599,790

Household Products—0.2%
Kimberly-Clark Corp.	8,320	961,293
Procter & Gamble Co. (The)	29,365	2,674,858
Unilever Indonesia Tbk PT	142,000	370,504

		4,006,655

Industrial Conglomerates—0.3%
Bidvest Group, Ltd. (The)	57,619	1,506,854
General Electric Co.	45,690	1,154,586
Jardine Matheson Holdings, Ltd.	26,400	1,606,472
KOC Holding AS	243,680	1,287,116

		5,555,028

Insurance—2.1%
ACE, Ltd.	15,084	1,732,850
AIA Group, Ltd.	486,600	2,670,130
Allianz SE	17,241	2,864,656
American International Group, Inc.	7,755	434,358
Assicurazioni Generali S.p.A.	47,801	976,835
AXA S.A.	188,378	4,350,879
Axis Capital Holdings, Ltd.	4,844	247,480
Hartford Financial Services Group, Inc. (The) (a)	15,187	633,146
Marsh & McLennan Cos., Inc. (a)	8,274	473,604
Muenchener Rueckversicherungs-Gesellschaft AG	14,651	2,935,207
Prudential Financial, Inc.	12,968	1,173,085
Prudential plc	205,708	4,733,785
Swiss Re AG (b)	67,731	5,667,277
Willis Group Holdings plc (a)	1,900	85,139
Zurich Insurance Group AG (b)	15,289	4,787,640

		33,766,071

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (b)	1,750	543,112
Expedia, Inc. (a)	1,786	152,453
Priceline Group, Inc. (The) (b)	790	900,766

		1,596,331

Internet Software & Services—0.5%
Baidu, Inc. (ADR) (b)	7,900	1,800,963
eBay, Inc. (b)	1,578	88,558
Facebook, Inc. - Class A (b)	23,608	1,841,896
Google, Inc. - Class A (b)	3,453	1,832,369
Google, Inc. - Class C (b)	3,177	1,672,373
Tencent Holdings, Ltd.	94,800	1,360,222

		8,596,381

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—0.7%
Accenture plc - Class A (a)	13,787	$1,231,317
Alliance Data Systems Corp. (b)	947	270,889
Cap Gemini S.A.	38,151	2,717,419
Cielo S.A.	71,400	1,118,885
Cognizant Technology Solutions Corp. - Class A (b)	15,569	819,864
Fidelity National Information Services, Inc.	6,500	404,300
Infosys, Ltd. (ADR) (a)	81,840	2,574,686
International Business Machines Corp. (a)	3,158	506,670
Visa, Inc. - Class A (a)	7,691	2,016,580
Xerox Corp.	5,258	72,876

		11,733,486

Machinery—0.2%
Deere & Co. (a)	472	41,758
DMG Mori Seiki Co., Ltd.	92,300	1,146,883
PACCAR, Inc. (a)	22,849	1,553,960
Pall Corp. (a)	200	20,242
Snap-on, Inc.	500	68,370
SPX Corp. (a)	3,107	266,953
WEG S.A.	62,361	713,838

		3,812,004

Media—0.8%
CBS Corp. - Class B	4,337	240,010
Charter Communications, Inc. - Class A (a) (b)	2,031	338,405
Comcast Corp. - Class A	38,677	2,243,653
Dentsu, Inc. (a)	50,900	2,142,049
DIRECTV (b)	1,651	143,142
DISH Network Corp. - Class A (a) (b)	6,164	449,294
Naspers, Ltd. - N Shares	1,688	217,327
Publicis Groupe S.A.	20,986	1,503,084
Time Warner Cable, Inc.	2,460	374,068
Time Warner, Inc.	25,827	2,206,142
Time, Inc. (a)	3,428	84,363
Twenty-First Century Fox, Inc. - Class A (a)	30,005	1,152,342
Walt Disney Co. (The)	4,131	389,099
Wolters Kluwer NV	45,356	1,384,975
WPP plc	44,036	913,579

		13,781,532

Metals & Mining—0.4%
Alcoa, Inc. (a)	53,723	848,286
Anglo American plc	30,240	559,499
First Quantum Minerals, Ltd.	56,895	808,518
Norsk Hydro ASA	208,641	1,173,480
Rio Tinto plc	48,198	2,220,605
United States Steel Corp. (a)	14,473	387,008
Vale S.A. (ADR) (a)	89,940	652,965

		6,650,361

Multi-Utilities—0.5%
CenterPoint Energy, Inc. (a)	15,279	357,987
CMS Energy Corp. (a)	14,891	517,462
Dominion Resources, Inc. (a)	5,224	401,726

Multi-Utilities—(Continued)
E.ON SE	53,357	916,245
GDF Suez	193,925	4,529,177
NiSource, Inc. (a)	14,721	624,465
PG&E Corp. (a)	1,519	80,871
Public Service Enterprise Group, Inc.	4,153	171,976
Sempra Energy	728	81,070
Suez Environnement Co.	55,270	958,120

		8,639,099

Multiline Retail—0.2%
Dollar General Corp. (b)	4,754	336,108
Dollar Tree, Inc. (b)	1,707	120,139
Lojas Renner S.A.	23,540	671,425
Next plc	25,543	2,694,170

		3,821,842

Oil, Gas & Consumable Fuels—1.7%
Anadarko Petroleum Corp.	2,389	197,092
BG Group plc	141,015	1,877,013
BP plc	184,233	1,169,832
California Resources Corp. (b)	6,651	36,647
Cheniere Energy, Inc. (b)	3,324	234,010
Chevron Corp.	23,452	2,630,845
CNOOC, Ltd.	871,000	1,178,232
ENI S.p.A.	60,917	1,063,928
EOG Resources, Inc.	7,928	729,931
EQT Corp.	4,841	366,464
Exxon Mobil Corp. (a)	30,793	2,846,813
Hess Corp. (a)	114	8,415
Lukoil OAO (ADR) (a)	28,090	1,077,251
Marathon Oil Corp.	28,241	798,938
Occidental Petroleum Corp.	16,629	1,340,464
Oil Search, Ltd.	191,190	1,235,246
Phillips 66	10,756	771,205
Pioneer Natural Resources Co. (a)	22	3,275
Royal Dutch Shell plc - A Shares	61,174	2,027,704
Royal Dutch Shell plc - A Shares	120,337	4,024,943
Royal Dutch Shell plc - B Shares	46,938	1,612,505
Statoil ASA	46,283	811,083
Total S.A.	27,447	1,415,146
Ultrapar Participacoes S.A.	51,730	986,284

		28,443,266

Paper & Forest Products—0.1%
Stora Enso Oyj - R Shares	99,480	885,482
UPM-Kymmene Oyj	30,929	507,875

		1,393,357

Personal Products—0.0%
Estee Lauder Cos., Inc. (The) - Class A	5,174	394,259

Pharmaceuticals—2.9%
Actavis plc (a) (b)	1,645	423,439
Allergan, Inc.	2,651	563,576
Aspen Pharmacare Holdings, Ltd. (b)	1,444	50,246

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
AstraZeneca plc	42,536	$2,992,223
Bayer AG	41,279	5,643,228
Bristol-Myers Squibb Co.	31,668	1,869,362
GlaxoSmithKline plc	133,796	2,862,572
Johnson & Johnson	39,436	4,123,823
Merck & Co., Inc.	29,088	1,651,908
Novartis AG	113,261	10,416,329
Novo Nordisk A/S - Class B	48,341	2,045,385
Perrigo Co. plc (a)	2,251	376,277
Pfizer, Inc.	23,612	735,514
Roche Holding AG	34,606	9,379,626
Sanofi	32,653	2,975,861
Shire plc	17,068	1,207,617

		47,316,986

Real Estate Investment Trusts—0.6%
AvalonBay Communities, Inc. (a)	3,869	632,156
Boston Properties, Inc. (a)	2,267	291,740
Brixmor Property Group, Inc.	9,700	240,948
DiamondRock Hospitality Co. (a)	18,000	267,660
Essex Property Trust, Inc. (a)	416	85,946
Extra Space Storage, Inc. (a)	1,400	82,096
Fibra Uno Administracion S.A. de C.V.	250,900	739,754
First Real Estate Investment Trust	890,000	841,595
Goodman Group (a)	270,445	1,246,743
Highwoods Properties, Inc. (a)	4,764	210,950
Host Hotels & Resorts, Inc.	9,568	227,431
Liberty Property Trust	8,200	308,566
Lippo Malls Indonesia Retail Trust (a)	2,503,000	642,215
Mapletree Logistics Trust	1,045,000	934,224
Mid-America Apartment Communities, Inc. (a)	2,200	164,296
Omega Healthcare Investors, Inc.	2,100	82,047
Prologis, Inc.	10,791	464,337
Public Storage	545	100,743
Simon Property Group, Inc.	4,263	776,335
Westfield Corp. (b)	164,299	1,201,226

		9,541,008

Real Estate Management & Development—0.5%
Daiwa House Industry Co., Ltd. (a)	94,000	1,779,958
Deutsche Annington Immobilien SE	41,170	1,400,416
Deutsche Wohnen AG	129,013	3,065,379
Mitsui Fudosan Co., Ltd.	65,000	1,748,209
TAG Immobilien AG (a)	56,258	654,856

		8,648,818

Road & Rail—0.2%
Canadian Pacific Railway, Ltd. (a)	2,219	427,579
CSX Corp.	29,291	1,061,213
Union Pacific Corp.	20,777	2,475,164

		3,963,956

Semiconductors & Semiconductor Equipment—0.7%
ARM Holdings plc	69,042	1,063,127
ASML Holding NV	18,030	1,931,674

Semiconductors & Semiconductor Equipment—(Continued)
Avago Technologies, Ltd.	11,517	1,158,495
Broadcom Corp. - Class A	22,380	969,725
Freescale Semiconductor, Ltd. (a) (b)	10,589	267,161
KLA-Tencor Corp. (a)	7,843	551,520
Lam Research Corp. (a)	16,431	1,303,636
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	151,460	3,389,675

		10,635,013

Software—0.6%
Adobe Systems, Inc. (b)	16,451	1,195,988
Citrix Systems, Inc. (b)	7,781	496,428
Microsoft Corp.	83,454	3,876,438
Oracle Corp.	22,930	1,031,162
SAP SE	31,316	2,214,213
VMware, Inc. - Class A (a) (b)	2,149	177,336

		8,991,565

Specialty Retail—0.5%
AutoZone, Inc. (a) (b)	1,513	936,714
Gap, Inc. (The) (a)	1,176	49,521
Home Depot, Inc. (The)	21,932	2,302,202
Kingfisher plc	248,641	1,310,241
Lowe’s Cos., Inc.	25,876	1,780,269
Mr. Price Group, Ltd.	24,700	498,976
Tiffany & Co. (a)	1,007	107,608
TJX Cos., Inc. (The)	15,761	1,080,889

		8,066,420

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	55,197	6,092,645
EMC Corp. (a)	2,203	65,517
Hewlett-Packard Co. (a)	20,602	826,758
Samsung Electronics Co., Ltd. (GDR) (b)	4,300	2,601,500

		9,586,420

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A.	23,707	2,099,903
lululemon athletica, Inc. (b)	3,705	206,702
Ralph Lauren Corp. (a)	3,262	603,992
VF Corp. (a)	14,468	1,083,653

		3,994,250

Tobacco—0.3%
British American Tobacco plc	55,121	2,994,937
Japan Tobacco, Inc.	27,100	744,114
Philip Morris International, Inc.	21,353	1,739,202

		5,478,253

Trading Companies & Distributors—0.3%
Wolseley plc	72,640	4,135,278
WW Grainger, Inc. (a)	1,616	411,902

		4,547,180

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—0.1%
CCR S.A.	130,660	$750,250

Wireless Telecommunication Services—0.5%
Advanced Info Service PCL	161,300	1,230,586
KDDI Corp. (a)	38,600	2,415,211
Mobile TeleSystems OJSC (b)	42,700	119,314
Mobile Telesystems OJSC (ADR) (a)	29,850	214,323
MTN Group, Ltd.	97,660	1,853,273
Vodafone Group plc	883,616	3,027,676

		8,860,383

Total Common Stocks (Cost $490,898,720)		509,567,645

Corporate Bonds & Notes—24.1%

Advertising—0.0%
Omnicom Group, Inc.
3.625%, 05/01/22	185,000	189,920
3.650%, 11/01/24	115,000	115,053
WPP Finance 2010
3.750%, 09/19/24	150,000	150,554

		455,527

Aerospace/Defense—0.3%
Airbus Group Financial B.V.
2.700%, 04/17/23 (144A)	279,000	275,287
BAE Systems Finance, Inc.
7.500%, 07/01/27 (144A)	300,000	402,624
BAE Systems Holdings, Inc.
3.800%, 10/07/24 (144A)	159,000	162,988
BAE Systems plc
4.750%, 10/11/21 (144A)	225,000	245,531
Boeing Capital Corp.
4.700%, 10/27/19	255,000	283,854
Boeing Co. (The)
7.250%, 06/15/25	11,000	14,623
8.625%, 11/15/31	200,000	314,424
General Dynamics Corp.
1.000%, 11/15/17	117,000	115,820
2.250%, 11/15/22	250,000	240,978
Lockheed Martin Corp.
4.070%, 12/15/42	312,000	314,831
Northrop Grumman Corp.
3.250%, 08/01/23	400,000	403,012
Northrop Grumman Systems Corp.
7.750%, 02/15/31	200,000	280,294
Raytheon Co.
3.150%, 12/15/24	91,000	91,273
United Technologies Corp.
5.375%, 12/15/17	173,000	192,320
5.400%, 05/01/35	525,000	635,145
6.050%, 06/01/36	100,000	131,952
6.700%, 08/01/28	233,000	313,776

Aerospace/Defense—(Continued)
United Technologies Corp.
7.500%, 09/15/29	255,000	364,267
8.875%, 11/15/19	41,000	53,053

		4,836,052

Agriculture—0.2%
Altria Group, Inc.
2.625%, 01/14/20	580,000	581,684
2.850%, 08/09/22	260,000	252,641
4.250%, 08/09/42	230,000	220,411
4.500%, 05/02/43	215,000	216,517
Archer-Daniels-Midland Co.
4.016%, 04/16/43	150,000	150,510
5.375%, 09/15/35	100,000	121,119
6.625%, 05/01/29	100,000	127,485
BAT International Finance plc
3.250%, 06/07/22 (144A)	104,000	104,581
Bunge N.A. Finance L.P.
5.900%, 04/01/17	90,000	97,855
Bunge, Ltd. Finance Corp.
3.200%, 06/15/17	131,000	134,700
8.500%, 06/15/19	250,000	306,385
Cargill, Inc.
6.125%, 04/19/34 (144A)	325,000	411,832
7.350%, 03/06/19 (144A)	260,000	312,140
Monsanto Finance Canada Co.
5.500%, 07/30/35	125,000	149,630
Philip Morris International, Inc.
3.250%, 11/10/24	105,000	105,051
4.125%, 03/04/43	560,000	548,944
4.875%, 11/15/43	20,000	22,297

		3,863,782

Airlines—0.1%
Air Canada Pass-Through Trust
4.125%, 05/15/25 (144A)	167,606	169,282
American Airlines Pass-Through Trust
4.950%, 01/15/23	541,838	580,444
Continental Airlines Pass-Through Trust
4.000%, 10/29/24 (a)	39,763	40,360
Delta Air Lines Pass-Through Trust
4.750%, 05/07/20	61,403	65,394
6.821%, 08/10/22 (a)	207,584	240,797
U.S. Airways Pass-Through Trust
3.950%, 11/15/25	242,720	247,574

		1,343,851

Auto Manufacturers—0.4%
American Honda Finance Corp.
1.500%, 09/11/17 (144A)	425,000	425,377
2.250%, 08/15/19	510,000	511,641
Daimler Finance North America LLC
1.450%, 08/01/16 (144A)	175,000	175,750
1.875%, 01/11/18 (144A)	205,000	205,712

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Daimler Finance North America LLC
2.250%, 09/03/19 (144A)	160,000	$159,461
2.375%, 08/01/18 (144A)	665,000	674,330
8.500%, 01/18/31	330,000	504,733
Ford Motor Co.
4.750%, 01/15/43	220,000	232,126
6.375%, 02/01/29	500,000	603,700
6.625%, 02/15/28	250,000	291,496
9.980%, 02/15/47	400,000	646,065
General Motors Co.
5.200%, 04/01/45	100,000	105,500
Nissan Motor Acceptance Corp.
0.785%, 03/03/17 (144A) (c)	176,000	176,560
1.800%, 03/15/18 (144A)	146,000	145,142
1.950%, 09/12/17 (144A)	200,000	201,300
PACCAR Financial Corp.
0.800%, 02/08/16	217,000	217,321
1.050%, 06/05/15	80,000	80,205
1.600%, 03/15/17	150,000	151,258
Toyota Motor Credit Corp.
1.250%, 10/05/17	200,000	199,403
2.000%, 10/24/18	350,000	353,379
2.050%, 01/12/17	300,000	305,603
2.625%, 01/10/23	400,000	397,171
4.250%, 01/11/21	150,000	164,550
Volkswagen Group of America Finance LLC
2.450%, 11/20/19 (144A)	245,000	246,596

		7,174,379

Auto Parts & Equipment—0.0%
Johnson Controls, Inc.
2.600%, 12/01/16	75,000	76,866
3.625%, 07/02/24	98,000	98,856
4.950%, 07/02/64	50,000	51,548
5.500%, 01/15/16 (a)	135,000	141,375

		368,645

Banks—5.0%
Abbey National Treasury Services plc
2.350%, 09/10/19	380,000	378,721
ABN AMRO Bank NV
2.500%, 10/30/18 (144A)	210,000	212,103
American Express Bank FSB
0.461%, 06/12/17 (c)	500,000	497,467
American Express Centurion Bank
6.000%, 09/13/17	250,000	278,621
Bank of America Corp.
1.700%, 08/25/17	175,000	175,040
2.000%, 01/11/18	1,100,000	1,099,164
2.650%, 04/01/19	610,000	614,474
3.300%, 01/11/23	205,000	205,016
3.875%, 03/22/17	485,000	507,454
4.000%, 04/01/24	646,000	672,631
4.100%, 07/24/23	326,000	343,327
4.125%, 01/22/24	500,000	525,077

Banks—(Continued)
Bank of America Corp.
4.250%, 10/22/26	527,000	525,817
5.000%, 01/21/44	550,000	615,904
5.625%, 10/14/16	800,000	856,708
5.625%, 07/01/20	2,000,000	2,277,180
6.400%, 08/28/17	100,000	111,417
7.625%, 06/01/19	250,000	302,153
Bank of America N.A.
0.521%, 06/15/16 (c)	250,000	248,311
5.300%, 03/15/17	1,400,000	1,503,831
Bank of Montreal
1.400%, 09/11/17 (a)	194,000	193,791
1.450%, 04/09/18 (a)	408,000	402,968
2.375%, 01/25/19	110,000	111,057
2.550%, 11/06/22	213,000	208,922
Bank of New York Mellon Corp. (The)
1.969%, 06/20/17	500,000	507,438
3.550%, 09/23/21	352,000	368,003
3.650%, 02/04/24 (a)	167,000	174,646
4.500%, 06/20/23 (c)	199,000	183,453
4.600%, 01/15/20	200,000	220,660
Bank of Nova Scotia (The)
1.250%, 04/11/17	650,000	647,891
1.375%, 07/15/16	465,000	468,110
1.375%, 12/18/17	1,000,000	993,617
2.800%, 07/21/21	220,000	220,092
Banque Federative du Credit Mutuel S.A.
1.700%, 01/20/17 (144A)	234,000	234,510
2.750%, 01/22/19 (144A) (a)	365,000	370,767
Barclays Bank plc
3.750%, 05/15/24	211,000	217,488
6.050%, 12/04/17 (144A)	460,000	505,960
BB&T Corp.
2.050%, 06/19/18	139,000	139,916
2.150%, 03/22/17	350,000	355,051
3.950%, 03/22/22	175,000	184,171
BNP Paribas S.A.
2.700%, 08/20/18	262,000	267,768
BPCE S.A.
0.862%, 06/23/17 (c)	375,000	374,980
4.000%, 04/15/24	500,000	522,583
5.700%, 10/22/23 (144A)	200,000	214,753
Branch Banking & Trust Co.
0.561%, 09/13/16 (c)	250,000	249,146
2.850%, 04/01/21 (a)	610,000	613,549
Canadian Imperial Bank of Commerce
1.550%, 01/23/18	1,000,000	995,080
Capital One Financial Corp.
1.000%, 11/06/15	91,000	90,913
5.500%, 06/01/15	208,000	211,775
Capital One N.A.
1.500%, 03/22/18	500,000	492,310
Citigroup, Inc.
1.700%, 07/25/16	355,000	357,431
1.850%, 11/24/17	270,000	269,690
2.500%, 09/26/18 (a)	825,000	834,639

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
2.500%, 07/29/19 (a)	215,000	$215,173
3.375%, 03/01/23	192,000	193,717
4.300%, 11/20/26	535,000	533,802
4.950%, 11/07/43	285,000	317,682
5.500%, 09/13/25	101,000	111,757
6.125%, 05/15/18	1,200,000	1,358,009
6.625%, 01/15/28	2,400,000	3,028,030
8.500%, 05/22/19	473,000	589,390
Comerica Bank
5.200%, 08/22/17	250,000	271,725
5.750%, 11/21/16	376,000	407,164
Comerica, Inc.
3.800%, 07/22/26	172,000	173,218
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	620,000	627,442
3.875%, 02/08/22	350,000	372,322
3.950%, 11/09/22	500,000	509,314
Credit Agricole S.A.
3.875%, 04/15/24 (144A)	280,000	289,300
8.125%, 09/19/33 (144A) (c)	200,000	223,135
Credit Suisse
3.000%, 10/29/21	815,000	811,196
3.625%, 09/09/24	530,000	539,137
Deutsche Bank AG
3.700%, 05/30/24	133,000	134,964
Discover Bank
2.000%, 02/21/18	700,000	698,176
3.200%, 08/09/21	295,000	296,269
Fifth Third Bancorp
3.625%, 01/25/16	155,000	158,822
8.250%, 03/01/38	50,000	75,109
Fifth Third Bank
0.900%, 02/26/16	750,000	750,047
1.350%, 06/01/17	540,000	539,415
Goldman Sachs Group, Inc. (The)
2.375%, 01/22/18	1,680,000	1,696,966
2.550%, 10/23/19	1,066,000	1,062,107
2.625%, 01/31/19	95,000	95,580
2.900%, 07/19/18	509,000	522,173
3.625%, 01/22/23	630,000	637,952
3.850%, 07/08/24	362,000	371,266
4.000%, 03/03/24	530,000	550,219
4.800%, 07/08/44	190,000	203,505
5.250%, 07/27/21	800,000	902,930
5.950%, 01/18/18	490,000	544,374
6.125%, 02/15/33	1,000,000	1,225,709
6.150%, 04/01/18	510,000	572,434
7.500%, 02/15/19	1,500,000	1,784,191
HSBC Bank plc
1.500%, 05/15/18 (144A)	564,000	557,850
4.125%, 08/12/20 (144A)	160,000	173,196
HSBC Bank USA N.A.
4.875%, 08/24/20	500,000	551,894
5.875%, 11/01/34	1,500,000	1,873,891

Banks—(Continued)
HSBC Holdings plc
5.625%, 01/17/20 (c)	255,000	255,893
6.375%, 09/17/24 (a) (c)	430,000	434,300
HSBC USA, Inc.
1.625%, 01/16/18	300,000	298,845
2.375%, 11/13/19	1,805,000	1,804,473
Industrial & Commercial Bank of China, Ltd.
2.351%, 11/13/17	250,000	249,335
Intesa Sanpaolo S.p.A.
5.250%, 01/12/24	655,000	709,559
KeyBank N.A.
1.650%, 02/01/18	500,000	498,119
4.950%, 09/15/15	167,000	171,756
KeyCorp
2.300%, 12/13/18	200,000	200,690
Macquarie Bank, Ltd.
2.000%, 08/15/16 (144A)	622,000	629,575
Mizuho Bank, Ltd.
1.300%, 04/16/17 (144A)	200,000	198,161
2.450%, 04/16/19 (144A)	200,000	198,699
Morgan Stanley
2.125%, 04/25/18	515,000	515,298
2.500%, 01/24/19	975,000	975,884
3.700%, 10/23/24	315,000	319,290
3.750%, 02/25/23	367,000	376,476
5.450%, 01/09/17	1,750,000	1,878,999
5.500%, 01/26/20	100,000	112,513
5.550%, 04/27/17	650,000	705,532
5.625%, 09/23/19	1,100,000	1,241,673
6.250%, 08/09/26	875,000	1,054,903
6.375%, 07/24/42	260,000	345,289
National City Bank
5.800%, 06/07/17	500,000	548,997
National City Bank of Indiana
4.250%, 07/01/18	250,000	267,330
Northern Trust Corp.
3.375%, 08/23/21	500,000	525,234
PNC Bank N.A.
2.700%, 11/01/22	560,000	536,290
4.200%, 11/01/25	250,000	264,422
6.875%, 04/01/18	350,000	403,166
PNC Financial Services Group, Inc. (The)
4.850%, 06/01/23 (c)	320,000	302,027
Royal Bank of Canada
0.850%, 03/08/16	270,000	270,102
1.450%, 09/09/16	335,000	337,373
1.500%, 01/16/18	460,000	457,483
2.200%, 07/27/18	750,000	758,325
2.875%, 04/19/16	500,000	513,388
Royal Bank of Scotland Group plc (The)
6.125%, 01/11/21	35,000	41,243
Skandinaviska Enskilda Banken AB
1.750%, 03/19/18 (144A)	445,000	442,735
2.375%, 11/20/18 (144A)	400,000	404,554
Standard Chartered plc
5.200%, 01/26/24 (144A) (a)	350,000	363,672

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Bank and Trust Co.
5.250%, 10/15/18	215,000	$239,912
State Street Corp.
3.100%, 05/15/23	90,000	88,732
3.300%, 12/16/24	431,000	437,441
3.700%, 11/20/23	369,000	387,692
SunTrust Banks, Inc.
0.555%, 04/01/15 (c)	377,000	376,721
2.350%, 11/01/18	113,000	113,694
2.750%, 05/01/23	300,000	292,693
6.000%, 09/11/17	150,000	166,281
Svenska Handelsbanken AB
1.625%, 03/21/18	250,000	249,613
Swedbank AB
1.750%, 03/12/18 (144A)	875,000	873,054
Toronto-Dominion Bank (The)
1.400%, 04/30/18 (a)	463,000	460,099
U.S. Bancorp
2.200%, 11/15/16	175,000	178,580
U.S. Bank N.A.
4.800%, 04/15/15	200,000	202,593
UBS AG
2.375%, 08/14/19	645,000	644,962
4.875%, 08/04/20	250,000	278,042
Union Bank N.A.
2.625%, 09/26/18 (a)	400,000	405,898
Wachovia Corp.
6.605%, 10/01/25	222,000	273,756
Wells Fargo & Co.
3.676%, 06/15/16	500,000	518,649
4.100%, 06/03/26	161,000	164,551
4.125%, 08/15/23	195,000	204,668
4.480%, 01/16/24	55,000	58,641
4.650%, 11/04/44	550,000	567,524
5.375%, 11/02/43	350,000	398,200
5.625%, 12/11/17	700,000	778,617
7.980%, 03/15/18 (c)	405,000	447,019
Wells Fargo Bank N.A.
4.750%, 02/09/15	1,000,000	1,003,985
6.000%, 11/15/17	1,229,000	1,377,602
Westpac Banking Corp.
1.015%, 09/25/15 (c)	200,000	201,050
1.200%, 05/19/17	505,000	502,759
4.875%, 11/19/19	400,000	446,306

		82,655,033

Beverages—0.5%
Anheuser-Busch Cos. LLC
5.750%, 04/01/36	60,000	73,618
5.950%, 01/15/33	100,000	125,681
Anheuser-Busch Cos. LLC
6.750%, 12/15/27	65,000	82,511
6.800%, 08/20/32	420,000	576,572
Anheuser-Busch InBev Finance, Inc.
2.625%, 01/17/23	1,365,000	1,325,007

Beverages—(Continued)
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/22	437,000	424,712
5.375%, 01/15/20	830,000	940,089
6.375%, 01/15/40	300,000	390,130
8.000%, 11/15/39	50,000	76,470
Brown-Forman Corp.
1.000%, 01/15/18	122,000	119,699
Coca-Cola Co. (The)
7.375%, 07/29/93	100,000	153,154
Coca-Cola Refreshments USA, Inc.
7.000%, 05/15/98	100,000	140,791
8.000%, 09/15/22	324,000	431,296
Diageo Capital plc
2.625%, 04/29/23	105,000	102,089
4.828%, 07/15/20	250,000	278,558
4.850%, 05/15/18	46,000	50,136
Diageo Investment Corp.
2.875%, 05/11/22	200,000	199,879
7.450%, 04/15/35	70,000	101,630
Dr Pepper Snapple Group, Inc.
2.000%, 01/15/20	92,000	89,878
Heineken NV
4.000%, 10/01/42 (144A)	575,000	560,325
Molson Coors Brewing Co.
2.000%, 05/01/17	200,000	201,682
PepsiCo, Inc.
0.444%, 02/26/16 (c)	341,000	341,391
4.500%, 01/15/20	276,000	304,036
5.000%, 06/01/18	250,000	276,428
5.500%, 01/15/40	150,000	180,662
SABMiller Holdings, Inc.
2.200%, 08/01/18 (144A)	500,000	501,346
SABMiller plc
6.500%, 07/15/18 (144A)	250,000	285,416
6.625%, 08/15/33 (144A)	150,000	198,411

		8,531,597

Biotechnology—0.3%
Amgen, Inc.
3.625%, 05/22/24	500,000	508,221
3.875%, 11/15/21	575,000	607,496
5.150%, 11/15/41	75,000	84,536
5.375%, 05/15/43	158,000	183,555
5.650%, 06/15/42	210,000	249,858
6.375%, 06/01/37	500,000	629,327
6.400%, 02/01/39	100,000	126,964
6.900%, 06/01/38	100,000	132,476
Celgene Corp.
2.300%, 08/15/18	315,000	317,602
3.250%, 08/15/22	174,000	175,120
4.000%, 08/15/23	800,000	842,023
Gilead Sciences, Inc.
3.500%, 02/01/25	230,000	236,072
3.700%, 04/01/24	835,000	875,774
4.400%, 12/01/21	125,000	137,831

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc.
4.500%, 04/01/21	100,000	$111,089
4.500%, 02/01/45	145,000	154,976
4.800%, 04/01/44	60,000	66,555

		5,439,475

Building Materials—0.0%
CRH America, Inc.
6.000%, 09/30/16	150,000	161,447

Chemicals—0.4%
CF Industries, Inc.
4.950%, 06/01/43 (a)	65,000	64,795
5.375%, 03/15/44	100,000	107,889
Dow Chemical Co. (The)
2.500%, 02/15/16	370,000	376,380
3.000%, 11/15/22	54,000	52,761
4.125%, 11/15/21	55,000	58,113
4.625%, 10/01/44	190,000	192,412
5.250%, 11/15/41	300,000	323,555
8.550%, 05/15/19	45,000	55,946
Ecolab, Inc.
1.450%, 12/08/17	70,000	69,373
4.350%, 12/08/21	290,000	315,981
4.875%, 02/15/15	150,000	150,710
EI du Pont de Nemours & Co.
2.800%, 02/15/23	365,000	359,028
6.500%, 01/15/28	100,000	129,530
LYB International Finance B.V.
4.875%, 03/15/44	220,000	226,328
LyondellBasell Industries NV
5.000%, 04/15/19	500,000	545,382
Monsanto Co.
1.150%, 06/30/17	325,000	322,505
3.375%, 07/15/24	100,000	101,607
Mosaic Co. (The)
4.250%, 11/15/23	177,000	186,770
4.875%, 11/15/41	100,000	102,717
Mosaic Global Holdings, Inc.
7.300%, 01/15/28	23,000	27,519
7.375%, 08/01/18	800,000	917,374
Potash Corp. of Saskatchewan, Inc.
5.875%, 12/01/36	400,000	493,639
PPG Industries, Inc.
3.600%, 11/15/20	155,000	161,294
Praxair, Inc.
3.000%, 09/01/21	30,000	30,694
4.050%, 03/15/21	300,000	325,804
Union Carbide Corp.
7.500%, 06/01/25	701,000	907,344
7.750%, 10/01/96	100,000	132,161
7.875%, 04/01/23	30,000	37,816

		6,775,427

Security Description	Principal Amount*	Value

Commercial Services—0.1%
ADT Corp. (The)
3.500%, 07/15/22 (a)	423,000	$360,608
4.125%, 06/15/23 (a)	27,000	24,435
4.875%, 07/15/42	200,000	148,000
California Institute of Technology
4.700%, 11/01/2111	165,000	177,438
ERAC USA Finance LLC
1.400%, 04/15/16 (144A)	11,000	11,026
3.300%, 10/15/22 (144A)	100,000	99,157
6.700%, 06/01/34 (144A)	500,000	643,197
University of Pennsylvania
4.674%, 09/01/2112	254,000	269,846

		1,733,707

Computers—0.4%
Apple, Inc.
0.482%, 05/03/18 (c)	305,000	305,205
2.850%, 05/06/21	1,112,000	1,137,531
3.850%, 05/04/43	618,000	618,447
EMC Corp.
2.650%, 06/01/20	295,000	293,581
3.375%, 06/01/23	325,000	326,180
Hewlett-Packard Co.
3.750%, 12/01/20	150,000	155,169
4.300%, 06/01/21	118,000	124,243
HP Enterprise Services LLC
7.450%, 10/15/29	138,000	174,361
International Business Machines Corp.
1.625%, 05/15/20	105,000	101,205
1.875%, 08/01/22	105,000	97,876
3.375%, 08/01/23	185,000	189,026
3.625%, 02/12/24 (a)	855,000	890,760
5.700%, 09/14/17	300,000	334,331
6.220%, 08/01/27	1,000,000	1,267,773

		6,015,688

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The)
1.900%, 11/01/19	288,000	288,577
5.500%, 02/01/34 (a)	117,000	150,776
5.800%, 08/15/34	300,000	398,792
8.000%, 10/26/29 (a)	160,000	236,188

		1,074,333

Diversified Financial Services—1.2%
AIG Global Funding
1.650%, 12/15/17 (144A)	310,000	309,947
Air Lease Corp.
3.375%, 01/15/19 (a)	410,000	415,125
American Express Co.
1.550%, 05/22/18	158,000	156,498
3.625%, 12/05/24	250,000	252,084
7.000%, 03/19/18	250,000	289,238
American Express Credit Corp.
1.300%, 07/29/16	811,000	814,533

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
American Express Credit Corp.
1.750%, 06/12/15	200,000	$201,100
2.750%, 09/15/15 (a)	150,000	152,314
Ameriprise Financial, Inc.
4.000%, 10/15/23	600,000	635,559
5.650%, 11/15/15	144,000	149,809
BlackRock, Inc.
3.375%, 06/01/22	55,000	56,714
3.500%, 03/18/24 (a)	45,000	46,343
6.250%, 09/15/17	250,000	280,071
Blackstone Holdings Finance Co. LLC
5.875%, 03/15/21 (144A)	250,000	289,197
Capital One Bank USA N.A.
2.250%, 02/13/19	435,000	431,850
3.375%, 02/15/23	660,000	656,331
Charles Schwab Corp. (The)
4.450%, 07/22/20	400,000	439,361
CME Group, Inc.
3.000%, 09/15/22	300,000	304,871
Credit Suisse USA, Inc.
5.125%, 08/15/15	500,000	513,254
Ford Motor Credit Co. LLC
1.684%, 09/08/17	217,000	215,273
1.700%, 05/09/16	333,000	334,179
3.664%, 09/08/24 (a)	315,000	315,629
4.250%, 02/03/17	240,000	252,016
4.250%, 09/20/22	415,000	440,342
4.375%, 08/06/23 (a)	635,000	678,844
5.750%, 02/01/21	300,000	343,780
General Electric Capital Corp.
1.500%, 07/12/16	1,000,000	1,010,339
1.600%, 11/20/17	350,000	352,150
1.625%, 07/02/15 (a)	536,000	539,368
1.625%, 04/02/18	245,000	245,375
2.100%, 12/11/19	35,000	34,941
4.375%, 09/16/20	520,000	569,523
5.500%, 01/08/20	1,500,000	1,716,864
5.625%, 09/15/17	500,000	555,027
6.000%, 08/07/19	1,000,000	1,163,173
6.250%, 12/15/22 (c)	500,000	544,375
6.750%, 03/15/32	1,000,000	1,365,882
General Motors Financial Co., Inc.
4.250%, 05/15/23	320,000	326,365
HSBC Finance Corp.
0.664%, 06/01/16 (c)	100,000	99,782
IntercontinentalExchange Group, Inc.
4.000%, 10/15/23	118,000	124,209
Invesco Finance plc
5.375%, 11/30/43	75,000	90,187
Jefferies Group LLC
5.125%, 04/13/18	75,000	79,096
6.875%, 04/15/21	140,000	159,146
8.500%, 07/15/19	235,000	281,600
MassMutual Global Funding II
2.000%, 04/05/17 (144A)	250,000	253,522

Diversified Financial Services—(Continued)
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32	400,000	587,893
10.375%, 11/01/18	40,000	52,109
Synchrony Financial
3.750%, 08/15/21	430,000	439,240
4.250%, 08/15/24	155,000	159,050

		19,723,478

Electric—2.1%
Alabama Power Co.
4.150%, 08/15/44	35,000	36,746
5.500%, 10/15/17	147,000	162,577
5.700%, 02/15/33	150,000	186,935
American Electric Power Co., Inc.
1.650%, 12/15/17	119,000	119,031
Appalachian Power Co.
3.400%, 05/24/15	75,000	75,742
5.800%, 10/01/35 (a)	150,000	184,287
Arizona Public Service Co.
8.750%, 03/01/19	165,000	207,539
Atlantic City Electric Co.
7.750%, 11/15/18	135,000	162,701
Baltimore Gas & Electric Co.
2.800%, 08/15/22	143,000	142,523
3.350%, 07/01/23	460,000	471,501
Berkshire Hathaway Energy Co.
3.500%, 02/01/25 (144A) (a)	270,000	271,717
4.500%, 02/01/45 (144A)	245,000	256,355
5.150%, 11/15/43	140,000	158,414
CenterPoint Energy Houston Electric LLC
5.600%, 07/01/23	381,000	441,965
6.950%, 03/15/33	100,000	139,598
Cleveland Electric Illuminating Co. (The)
5.500%, 08/15/24	187,000	221,413
7.880%, 11/01/17	315,000	366,075
CMS Energy Corp.
3.875%, 03/01/24 (a)	138,000	143,292
Commonwealth Edison Co.
4.600%, 08/15/43	250,000	280,282
5.875%, 02/01/33	150,000	188,257
6.450%, 01/15/38	175,000	236,045
Consolidated Edison Co. of New York, Inc.
3.300%, 12/01/24	280,000	285,123
3.950%, 03/01/43	300,000	299,201
4.625%, 12/01/54	205,000	224,514
5.700%, 12/01/36	300,000	369,152
5.850%, 04/01/18	180,000	203,705
Consumers Energy Co.
3.125%, 08/31/24 (a)	300,000	301,015
3.950%, 05/15/43 (a)	200,000	206,388
5.650%, 04/15/20	350,000	402,853
Detroit Edison Co.
5.450%, 02/15/35	30,000	36,738
Dominion Gas Holdings LLC
2.500%, 12/15/19	160,000	160,397
3.600%, 12/15/24	225,000	228,881

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Dominion Resources, Inc.
4.450%, 03/15/21 (a)	411,000	$445,305
4.700%, 12/01/44	265,000	282,009
5.250%, 08/01/33	400,000	469,379
5.750%, 10/01/54 (c)	315,000	328,676
DTE Electric Co.
3.375%, 03/01/25	250,000	256,517
5.700%, 10/01/37	250,000	327,064
DTE Energy Co.
3.850%, 12/01/23	137,000	143,915
Duke Energy Carolinas LLC
4.300%, 06/15/20	538,000	584,825
6.000%, 12/01/28	200,000	251,036
6.000%, 01/15/38	60,000	78,970
Duke Energy Corp.
0.636%, 04/03/17 (c)	108,000	108,144
1.625%, 08/15/17	680,000	680,454
3.050%, 08/15/22 (a)	415,000	416,989
3.750%, 04/15/24	430,000	447,297
6.250%, 06/15/18	375,000	428,377
Duke Energy Progress, Inc.
4.150%, 12/01/44	305,000	324,215
6.125%, 09/15/33	500,000	631,600
EDP Finance B.V.
4.125%, 01/15/20 (144A) (a)	335,000	336,876
Electricite de France S.A.
2.150%, 01/22/19 (144A) (a)	240,000	240,591
4.875%, 01/22/44 (144A)	165,000	183,124
5.250%, 01/29/23 (144A) (c)	230,000	235,750
Entergy Arkansas, Inc.
3.050%, 06/01/23	51,000	51,003
FirstEnergy Solutions Corp.
6.800%, 08/15/39	180,000	193,157
Florida Power & Light Co.
4.050%, 10/01/44	190,000	199,257
4.950%, 06/01/35	300,000	346,078
5.625%, 04/01/34	110,000	136,430
Hydro-Quebec
8.400%, 01/15/22	165,000	221,998
Indiana Michigan Power Co.
3.200%, 03/15/23	250,000	251,359
ITC Holdings Corp.
3.650%, 06/15/24	285,000	289,007
Jersey Central Power & Light Co.
6.150%, 06/01/37	100,000	119,086
Kansas City Power & Light Co.
3.150%, 03/15/23	100,000	100,329
6.375%, 03/01/18	150,000	169,125
7.150%, 04/01/19	250,000	299,518
Kansas Gas & Electric Co.
4.300%, 07/15/44 (144A) (a)	190,000	207,286
LG&E and KU Energy LLC
2.125%, 11/15/15	235,000	237,064
Louisville Gas & Electric Co.
5.125%, 11/15/40	125,000	153,159

Electric—(Continued)
Metropolitan Edison Co.
3.500%, 03/15/23 (144A)	220,000	218,847
4.000%, 04/15/25 (144A)	230,000	234,578
MidAmerican Energy Co.
3.700%, 09/15/23 (a)	300,000	321,118
Mississippi Power Co.
4.250%, 03/15/42	145,000	146,974
Nevada Power Co.
5.875%, 01/15/15	700,000	700,938
6.500%, 08/01/18	425,000	492,425
6.650%, 04/01/36	150,000	207,424
NextEra Energy Capital Holdings, Inc.
1.200%, 06/01/15	49,000	49,092
1.339%, 09/01/15	95,000	95,286
2.400%, 09/15/19	159,000	158,849
7.875%, 12/15/15 (a)	100,000	106,390
Niagara Mohawk Power Corp.
3.508%, 10/01/24 (144A)	270,000	278,067
4.278%, 10/01/34 (144A)	264,000	279,298
Nisource Finance Corp.
4.800%, 02/15/44	280,000	298,325
5.450%, 09/15/20	1,075,000	1,209,710
6.250%, 12/15/40 (a)	75,000	96,685
6.800%, 01/15/19	227,000	266,498
Northern States Power Co.
2.150%, 08/15/22	500,000	480,230
NorthWestern Corp.
4.176%, 11/15/44	200,000	212,035
Oglethorpe Power Corp.
4.550%, 06/01/44	60,000	63,258
5.375%, 11/01/40	115,000	135,346
Oklahoma Gas & Electric Co.
4.550%, 03/15/44	170,000	189,993
Oncor Electric Delivery Co. LLC
2.150%, 06/01/19	240,000	238,936
Pacific Gas & Electric Co.
2.450%, 08/15/22	91,000	87,563
3.250%, 06/15/23	300,000	300,572
3.400%, 08/15/24	415,000	419,961
4.300%, 03/15/45	60,000	61,587
4.750%, 02/15/44	140,000	153,972
5.800%, 03/01/37	255,000	312,371
6.050%, 03/01/34	250,000	318,276
PacifiCorp
2.950%, 02/01/22	570,000	577,498
5.500%, 01/15/19	65,000	73,443
5.900%, 08/15/34	15,000	19,298
6.100%, 08/01/36	116,000	153,484
6.250%, 10/15/37	260,000	351,857
7.700%, 11/15/31	40,000	59,314
Peco Energy Co.
2.375%, 09/15/22	250,000	243,047
5.350%, 03/01/18	530,000	590,152
PPL Capital Funding, Inc.
3.500%, 12/01/22	570,000	577,311

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
PPL Electric Utilities Corp.
2.500%, 09/01/22	86,000	$84,978
4.750%, 07/15/43	42,000	48,385
Progress Energy, Inc.
7.000%, 10/30/31	325,000	446,639
PSEG Power LLC
4.150%, 09/15/21	110,000	115,881
4.300%, 11/15/23 (a)	74,000	77,588
5.320%, 09/15/16	45,000	48,077
5.500%, 12/01/15	428,000	445,693
Public Service Co. of Colorado
2.250%, 09/15/22	47,000	45,083
3.950%, 03/15/43 (a)	200,000	211,099
5.125%, 06/01/19	150,000	169,463
5.800%, 08/01/18	130,000	147,736
Public Service Co. of New Hampshire
3.500%, 11/01/23	55,000	56,797
6.000%, 05/01/18	410,000	461,236
Public Service Co. of Oklahoma
5.150%, 12/01/19	50,000	55,889
6.625%, 11/15/37	100,000	134,765
Public Service Electric & Gas Co.
3.650%, 09/01/42	56,000	54,798
Puget Sound Energy, Inc.
6.974%, 06/01/67 (c)	450,000	462,083
San Diego Gas & Electric Co.
5.350%, 05/15/35	100,000	122,303
6.000%, 06/01/26	100,000	125,115
South Carolina Electric & Gas Co.
4.500%, 06/01/64 (a)	69,000	74,582
Southern California Edison Co.
3.500%, 10/01/23 (a)	239,000	251,237
4.650%, 04/01/15	150,000	151,486
4.650%, 10/01/43	200,000	226,504
Southern Power Co.
4.875%, 07/15/15	319,000	325,915
5.150%, 09/15/41	235,000	272,880
5.250%, 07/15/43	140,000	161,344
TECO Finance, Inc.
6.572%, 11/01/17 (a)	150,000	166,398
Toledo Edison Co. (The)
6.150%, 05/15/37	250,000	309,971
7.250%, 05/01/20	15,000	17,856
Trans-Allegheny Interstate Line Co.
3.850%, 06/01/25 (144A)	300,000	305,051
Virginia Electric & Power Co.
1.200%, 01/15/18	33,000	32,588
3.450%, 02/15/24	122,000	125,619
Xcel Energy, Inc.
0.750%, 05/09/16	95,000	94,830
4.700%, 05/15/20	245,000	271,861

		34,227,669

Electrical Components & Equipment—0.0%
Emerson Electric Co.
5.250%, 10/15/18	375,000	421,594
6.000%, 08/15/32	70,000	92,270

		513,864

Electronics—0.1%
Arrow Electronics, Inc.
3.000%, 03/01/18	26,000	26,661
6.000%, 04/01/20	250,000	280,731
7.500%, 01/15/27	361,000	442,416
Honeywell International, Inc.
5.300%, 03/15/17	105,000	114,334
Koninklijke Philips NV
3.750%, 03/15/22	100,000	104,133
6.875%, 03/11/38	100,000	135,811
Thermo Fisher Scientific, Inc.
1.300%, 02/01/17	176,000	175,015
4.150%, 02/01/24	103,000	108,623

		1,387,724

Engineering & Construction—0.0%
ABB Finance USA, Inc.
1.625%, 05/08/17	165,000	165,544
2.875%, 05/08/22	100,000	100,500

		266,044

Environmental Control—0.1%
Republic Services, Inc.
5.500%, 09/15/19	600,000	675,947
6.086%, 03/15/35	230,000	284,851
Waste Management, Inc.
2.900%, 09/15/22	354,000	350,283
7.125%, 12/15/17	179,000	209,104
7.375%, 03/11/19	100,000	120,854
7.375%, 05/15/29	450,000	610,340

		2,251,379

Food—0.5%
ConAgra Foods, Inc.
2.100%, 03/15/18	21,000	20,932
3.250%, 09/15/22	200,000	196,994
6.625%, 08/15/39	125,000	159,964
7.125%, 10/01/26	40,000	51,077
General Mills, Inc.
3.150%, 12/15/21	244,000	252,092
5.700%, 02/15/17	500,000	546,248
Kellogg Co.
4.000%, 12/15/20	64,000	68,500
7.450%, 04/01/31	500,000	673,774
Kraft Foods Group, Inc.
5.000%, 06/04/42	160,000	176,128
6.125%, 08/23/18	590,000	674,615
6.875%, 01/26/39	300,000	396,527

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Kroger Co. (The)
0.758%, 10/17/16 (c)	700,000	$698,864
2.300%, 01/15/19	70,000	69,983
3.850%, 08/01/23	235,000	243,666
6.400%, 08/15/17	100,000	111,774
7.700%, 06/01/29	110,000	147,957
8.000%, 09/15/29	400,000	551,176
Mondelez International, Inc.
4.000%, 02/01/24	220,000	230,179
6.500%, 11/01/31 (a)	900,000	1,168,868
Sysco Corp.
2.350%, 10/02/19	200,000	201,089
4.350%, 10/02/34	200,000	215,317
Tyson Foods, Inc.
2.650%, 08/15/19	96,000	96,874
4.875%, 08/15/34	250,000	274,243

		7,226,841

Gas—0.2%
AGL Capital Corp.
5.875%, 03/15/41 (a)	147,000	184,363
6.000%, 10/01/34	250,000	323,674
6.375%, 07/15/16	450,000	484,094
Atmos Energy Corp.
6.350%, 06/15/17	355,000	396,479
8.500%, 03/15/19	350,000	435,019
Sempra Energy
2.875%, 10/01/22	640,000	629,112
3.550%, 06/15/24	170,000	171,578
6.500%, 06/01/16	350,000	375,855
9.800%, 02/15/19	200,000	256,820

		3,256,994

Healthcare-Products—0.3%
Baxter International, Inc.
1.850%, 06/15/18	57,000	56,715
2.400%, 08/15/22	112,000	106,766
4.500%, 08/15/19	125,000	136,986
5.900%, 09/01/16	300,000	322,938
6.250%, 12/01/37	115,000	151,073
Becton Dickinson and Co.
2.675%, 12/15/19	81,000	82,065
3.734%, 12/15/24	230,000	236,802
4.685%, 12/15/44	80,000	86,157
Covidien International Finance S.A.
6.000%, 10/15/17	200,000	223,818
CR Bard, Inc.
1.375%, 01/15/18	250,000	247,056
Hospira, Inc.
6.050%, 03/30/17	150,000	161,725
Life Technologies Corp.
3.500%, 01/15/16	300,000	303,631
Medtronic, Inc.
3.150%, 03/15/22 (144A)	1,215,000	1,230,401
3.625%, 03/15/24	332,000	344,628

Healthcare-Products—(Continued)
Medtronic, Inc.
4.375%, 03/15/35 (144A)	375,000	397,821
4.625%, 03/15/45 (144A)	515,000	558,255

		4,646,837

Healthcare-Services—0.5%
Aetna, Inc.
3.500%, 11/15/24	250,000	254,110
3.950%, 09/01/20	416,000	439,263
4.125%, 06/01/21	500,000	537,093
4.500%, 05/15/42	150,000	158,809
4.750%, 03/15/44	45,000	49,618
Anthem, Inc.
2.300%, 07/15/18	510,000	512,823
3.125%, 05/15/22	100,000	99,940
3.300%, 01/15/23	35,000	34,966
5.100%, 01/15/44	360,000	404,550
5.950%, 12/15/34	700,000	864,802
Cigna Corp.
4.000%, 02/15/22	240,000	252,893
5.125%, 06/15/20	330,000	367,759
Howard Hughes Medical Institute
3.500%, 09/01/23	800,000	836,550
Kaiser Foundation Hospitals
3.500%, 04/01/22	765,000	788,993
Quest Diagnostics, Inc.
6.400%, 07/01/17	150,000	166,970
6.950%, 07/01/37	25,000	32,004
Roche Holdings, Inc.
2.250%, 09/30/19 (144A)	300,000	301,901
UnitedHealth Group, Inc.
2.750%, 02/15/23	46,000	45,132
2.875%, 12/15/21	400,000	404,551
2.875%, 03/15/23 (a)	300,000	298,066
3.950%, 10/15/42	250,000	248,503
4.700%, 02/15/21	64,000	72,030
5.375%, 03/15/16	77,000	81,279
5.800%, 03/15/36	225,000	278,599
6.625%, 11/15/37	175,000	239,003

		7,770,207

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
2.000%, 11/08/17 (144A)	200,000	200,402

Household Products/Wares—0.0%
Kimberly-Clark Corp.
6.125%, 08/01/17	98,000	109,643

Insurance—1.0%
ACE INA Holdings, Inc.
2.700%, 03/13/23	200,000	194,196
5.800%, 03/15/18	401,000	450,350
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,335,000	1,838,198

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Allstate Corp. (The)
3.150%, 06/15/23	173,000	$173,843
5.750%, 08/15/53 (c)	320,000	337,200
American International Group, Inc.
4.500%, 07/16/44	330,000	348,649
6.400%, 12/15/20	670,000	798,955
Aon Corp.
3.125%, 05/27/16	100,000	102,613
3.500%, 09/30/15	155,000	158,070
5.000%, 09/30/20	200,000	223,324
Berkshire Hathaway Finance Corp.
1.300%, 05/15/18 (a)	129,000	128,016
3.000%, 05/15/22	400,000	406,242
4.300%, 05/15/43 (a)	125,000	132,516
Berkshire Hathaway, Inc.
1.900%, 01/31/17	200,000	202,886
4.500%, 02/11/43 (a)	210,000	229,658
CNA Financial Corp.
7.250%, 11/15/23	153,000	190,778
7.350%, 11/15/19	245,000	292,419
Five Corners Funding Trust
4.419%, 11/15/23 (144A)	120,000	126,890
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A) (a)	220,000	239,646
6.500%, 03/15/35 (144A)	300,000	366,530
Liberty Mutual Insurance Co.
8.500%, 05/15/25 (144A)	500,000	635,320
Lincoln National Corp.
6.250%, 02/15/20	375,000	435,112
Markel Corp.
3.625%, 03/30/23	275,000	276,571
Massachusetts Mutual Life Insurance Co.
8.875%, 06/01/39 (144A)	401,000	647,012
Nationwide Mutual Insurance Co.
7.875%, 04/01/33 (144A)	200,000	277,310
8.250%, 12/01/31 (144A)	135,000	191,779
9.375%, 08/15/39 (144A)	138,000	218,655
New York Life Global Funding
2.150%, 06/18/19 (144A)	365,000	364,287
2.450%, 07/14/16 (144A)	150,000	153,550
New York Life Insurance Co.
5.875%, 05/15/33 (144A)	400,000	495,930
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	200,000	314,601
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	617,000	608,530
2.200%, 05/16/19 (144A)	280,000	278,654
Principal Financial Group, Inc.
6.050%, 10/15/36	100,000	124,647
Principal Life Global Funding II
0.606%, 05/27/16 (144A) (a) (c)	500,000	501,332
Prudential Financial, Inc.
3.500%, 05/15/24	320,000	325,267
5.200%, 03/15/44 (a) (c)	445,000	440,550
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	800,000	1,080,460

Insurance—(Continued)
Swiss Re Capital I L.P.
6.854%, 05/25/16 (144A) (c)	100,000	104,750
Swiss Re Treasury U.S. Corp.
4.250%, 12/06/42 (144A)	120,000	124,343
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	136,000	151,551
Travelers Cos., Inc. (The)
3.900%, 11/01/20	25,000	26,855
6.750%, 06/20/36	175,000	245,592
Travelers Property Casualty Corp.
6.375%, 03/15/33	100,000	133,661
Voya Financial, Inc.
2.900%, 02/15/18	565,000	578,420

		15,675,718

Internet—0.1%
Amazon.com, Inc.
2.500%, 11/29/22	300,000	283,955
2.600%, 12/05/19	267,000	269,713
4.800%, 12/05/34	189,000	198,401
4.950%, 12/05/44	90,000	92,970
eBay, Inc.
2.600%, 07/15/22	137,000	130,005
2.875%, 08/01/21	100,000	98,987
3.250%, 10/15/20	408,000	415,011

		1,489,042

Iron/Steel—0.1%
Allegheny Technologies, Inc.
6.125%, 08/15/23	243,000	248,594
Glencore Funding LLC
3.125%, 04/29/19 (144A)	320,000	320,768
4.625%, 04/29/24 (144A)	255,000	256,224
Nucor Corp.
4.000%, 08/01/23	90,000	94,259
5.200%, 08/01/43	198,000	218,260
5.850%, 06/01/18	550,000	614,718
Vale Overseas, Ltd.
4.375%, 01/11/22 (a)	505,000	484,047

		2,236,870

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
2.450%, 09/06/18	160,000	163,754
3.250%, 12/01/24	435,000	440,748
7.050%, 10/01/18	155,000	182,855
Caterpillar, Inc.
5.300%, 09/15/35	400,000	488,954
7.300%, 05/01/31	584,000	826,806

		2,103,117

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—0.1%
Deere & Co.
5.375%, 10/16/29	1,175,000	$1,423,823
8.100%, 05/15/30	61,000	92,943
John Deere Capital Corp.
1.200%, 10/10/17	59,000	58,664
1.700%, 01/15/20	43,000	41,909
2.250%, 04/17/19	75,000	75,669
2.800%, 03/04/21	210,000	212,506
2.800%, 01/27/23 (a)	122,000	121,442

		2,026,956

Media—1.2%
21st Century Fox America, Inc.
5.400%, 10/01/43 (a)	150,000	178,581
6.650%, 11/15/37	110,000	146,879
7.125%, 04/08/28	220,000	277,574
7.250%, 05/18/18	265,000	310,237
7.280%, 06/30/28	400,000	511,781
7.300%, 04/30/28	218,000	280,058
7.625%, 11/30/28	100,000	132,596
CBS Corp.
2.300%, 08/15/19	500,000	494,027
3.700%, 08/15/24	265,000	264,274
Comcast Corp.
4.250%, 01/15/33	303,000	320,855
4.500%, 01/15/43 (a)	135,000	143,816
4.750%, 03/01/44 (a)	450,000	501,476
5.875%, 02/15/18	100,000	112,512
6.500%, 11/15/35	185,000	246,974
7.050%, 03/15/33	187,000	260,185
COX Communications, Inc.
6.450%, 12/01/36 (144A)	500,000	596,143
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
2.400%, 03/15/17	120,000	122,264
3.500%, 03/01/16	80,000	82,087
3.800%, 03/15/22	141,000	143,449
3.950%, 01/15/25	51,000	51,401
4.450%, 04/01/24	325,000	340,049
4.600%, 02/15/21	100,000	107,114
5.000%, 03/01/21	1,025,000	1,117,761
5.150%, 03/15/42	155,000	160,171
Discovery Communications LLC
4.375%, 06/15/21	150,000	158,671
4.875%, 04/01/43 (a)	60,000	61,861
5.050%, 06/01/20	375,000	411,985
Grupo Televisa S.A.B.
8.500%, 03/11/32 (a)	100,000	138,293
Historic TW, Inc.
6.875%, 06/15/18	100,000	115,618
NBCUniversal Enterprise, Inc.
1.662%, 04/15/18 (144A)	160,000	158,856
NBCUniversal Media LLC
2.875%, 01/15/23	450,000	449,554
4.450%, 01/15/43	400,000	423,845
5.950%, 04/01/41	300,000	385,774

Media—(Continued)
Sky plc
3.750%, 09/16/24 (144A)	510,000	513,123
TCI Communications, Inc.
7.875%, 02/15/26	996,000	1,389,229
Thomson Reuters Corp.
1.300%, 02/23/17	162,000	161,151
3.950%, 09/30/21	500,000	526,910
Time Warner Cable, Inc.
4.125%, 02/15/21	180,000	192,634
5.000%, 02/01/20	660,000	727,310
5.500%, 09/01/41	110,000	127,812
Time Warner Entertainment Co. L.P.
8.375%, 03/15/23	265,000	356,660
8.375%, 07/15/33	450,000	675,331
Time Warner, Inc.
4.050%, 12/15/23	286,000	300,026
4.650%, 06/01/44 (a)	275,000	286,708
4.750%, 03/29/21	500,000	545,688
5.350%, 12/15/43	90,000	102,220
6.200%, 03/15/40	205,000	249,570
6.500%, 11/15/36	385,000	489,787
7.625%, 04/15/31	350,000	487,947
Viacom, Inc.
3.250%, 03/15/23	44,000	42,493
4.250%, 09/01/23	900,000	927,990
4.375%, 03/15/43	280,000	257,825
6.125%, 10/05/17	400,000	445,176
6.875%, 04/30/36	375,000	476,008
Walt Disney Co. (The)
3.750%, 06/01/21	673,000	727,078

		19,215,397

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp.
2.500%, 01/15/23	300,000	288,875

Mining—0.4%
Barrick Gold Corp.
3.850%, 04/01/22 (a)	100,000	96,234
5.250%, 04/01/42	140,000	129,409
BHP Billiton Finance USA, Ltd.
2.050%, 09/30/18 (a)	137,000	137,509
2.875%, 02/24/22	400,000	399,509
3.250%, 11/21/21	500,000	516,382
5.000%, 09/30/43	255,000	289,048
5.400%, 03/29/17	450,000	489,998
Freeport-McMoRan Corp.
9.500%, 06/01/31	500,000	644,173
Freeport-McMoRan, Inc.
3.875%, 03/15/23	1,132,000	1,067,290
4.550%, 11/14/24 (a)	670,000	650,589
5.450%, 03/15/43	24,000	22,694
Rio Tinto Finance USA plc
1.375%, 06/17/16	250,000	251,102
2.000%, 03/22/17 (a)	500,000	506,004
2.875%, 08/21/22	585,000	562,456

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/28	280,000	$364,739
Teck Resources, Ltd.
3.750%, 02/01/23 (a)	303,000	271,576
6.250%, 07/15/41	590,000	543,897
Xstrata Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	14,000	13,931
5.550%, 10/25/42 (144A)	135,000	136,222

		7,092,762

Miscellaneous Manufacturing—0.3%
Cooper U.S., Inc.
5.450%, 04/01/15	250,000	253,029
Eaton Corp.
7.650%, 11/15/29	100,000	141,225
General Electric Co.
2.700%, 10/09/22	148,000	148,060
3.375%, 03/11/24	218,000	225,205
4.125%, 10/09/42	205,000	212,218
4.500%, 03/11/44	505,000	555,107
Honeywell, Inc.
6.625%, 06/15/28	250,000	329,272
Illinois Tool Works, Inc.
3.900%, 09/01/42	200,000	201,481
6.250%, 04/01/19	172,000	200,523
Ingersoll-Rand Co.
6.443%, 11/15/27	300,000	361,195
Ingersoll-Rand Global Holding Co., Ltd.
4.250%, 06/15/23	135,000	142,304
6.875%, 08/15/18	272,000	315,756
Parker-Hannifin Corp.
3.300%, 11/21/24	114,000	116,342
6.550%, 07/15/18	500,000	577,723
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	230,000	248,672
Textron, Inc.
3.875%, 03/01/25	170,000	170,299
Tyco International Finance S.A.
8.500%, 01/15/19	142,000	173,012

		4,371,423

Office/Business Equipment—0.0%
Xerox Corp.
6.750%, 02/01/17	100,000	110,223

Oil & Gas—1.8%
Alberta Energy Co., Ltd.
7.375%, 11/01/31	500,000	590,046
Anadarko Petroleum Corp.
3.450%, 07/15/24 (a)	325,000	317,278
4.500%, 07/15/44 (a)	209,000	202,829
5.950%, 09/15/16	280,000	299,426
6.375%, 09/15/17	240,000	266,833
Apache Corp.
3.625%, 02/01/21	750,000	758,192

Oil & Gas—(Continued)
Apache Corp.
4.750%, 04/15/43	100,000	93,780
5.100%, 09/01/40	300,000	293,860
6.000%, 01/15/37 (a)	150,000	163,229
BP Capital Markets plc
1.375%, 11/06/17	40,000	39,564
2.237%, 05/10/19	333,000	332,596
2.241%, 09/26/18	650,000	651,838
2.750%, 05/10/23	335,000	313,267
3.245%, 05/06/22	340,000	334,233
4.500%, 10/01/20	600,000	649,181
4.742%, 03/11/21	500,000	544,255
Burlington Resources Finance Co.
7.400%, 12/01/31	300,000	422,883
Canadian Natural Resources, Ltd.
1.750%, 01/15/18	188,000	186,894
3.800%, 04/15/24	111,000	109,087
5.850%, 02/01/35	405,000	443,103
7.200%, 01/15/32	200,000	242,380
Canadian Oil Sands, Ltd.
6.000%, 04/01/42 (144A) (a)	64,000	57,786
Cenovus Energy, Inc.
3.000%, 08/15/22	50,000	46,797
3.800%, 09/15/23	500,000	488,250
5.200%, 09/15/43 (a)	220,000	211,876
5.700%, 10/15/19	325,000	358,032
Chevron Corp.
1.718%, 06/24/18	110,000	110,556
2.355%, 12/05/22	330,000	320,006
3.191%, 06/24/23	900,000	916,804
CNOOC Nexen Finance 2014 ULC
4.250%, 04/30/24	208,000	215,213
ConocoPhillips
6.000%, 01/15/20	325,000	377,631
ConocoPhillips Holding Co.
6.950%, 04/15/29	225,000	299,741
Devon Energy Corp.
4.750%, 05/15/42 (a)	243,000	244,624
7.950%, 04/15/32	235,000	323,936
Devon Financing Corp. LLC
7.875%, 09/30/31	250,000	341,037
Diamond Offshore Drilling, Inc.
3.450%, 11/01/23 (a)	228,000	211,605
Ecopetrol S.A.
5.875%, 05/28/45	300,000	277,500
Ensco plc
4.700%, 03/15/21	165,000	165,748
EOG Resources, Inc.
2.625%, 03/15/23 (a)	73,000	70,000
5.875%, 09/15/17	50,000	55,327
6.875%, 10/01/18	120,000	140,231
Hess Corp.
7.875%, 10/01/29	175,000	223,935
Kerr-McGee Corp.
7.875%, 09/15/31	1,000,000	1,367,097

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Marathon Oil Corp.
6.000%, 10/01/17	400,000	$440,907
6.800%, 03/15/32	727,000	879,934
Marathon Petroleum Corp.
3.625%, 09/15/24	241,000	236,181
Nabors Industries, Inc.
2.350%, 09/15/16	200,000	197,828
5.000%, 09/15/20	225,000	220,988
Nexen Energy ULC
5.875%, 03/10/35	270,000	317,063
Noble Energy, Inc.
3.900%, 11/15/24	122,000	120,578
5.050%, 11/15/44	107,000	105,762
5.250%, 11/15/43	390,000	396,063
Noble Holding International, Ltd.
5.250%, 03/15/42 (a)	250,000	197,210
6.050%, 03/01/41 (a)	300,000	257,954
Occidental Petroleum Corp.
1.750%, 02/15/17	500,000	502,884
8.450%, 02/15/29	135,000	191,519
Petro-Canada
5.350%, 07/15/33	165,000	183,701
Petrobras Global Finance B.V.
2.603%, 03/17/17 (c)	525,000	484,628
4.375%, 05/20/23 (a)	84,000	72,247
Petrobras International Finance Co. S.A.
6.750%, 01/27/41	330,000	300,158
Petroleos Mexicanos
4.875%, 01/18/24	250,000	259,750
5.500%, 06/27/44 (144A) (a)	66,000	67,320
Phillips 66
4.875%, 11/15/44	405,000	414,536
Pride International, Inc.
6.875%, 08/15/20	525,000	589,035
Shell International Finance B.V.
2.375%, 08/21/22	440,000	428,007
3.400%, 08/12/23 (a)	350,000	361,238
3.625%, 08/21/42 (a)	25,000	23,780
4.550%, 08/12/43	350,000	382,890
5.200%, 03/22/17	500,000	542,805
5.500%, 03/25/40	86,000	104,723
Sinopec Group Overseas Development 2013, Ltd.
4.375%, 10/17/23 (144A)	582,000	609,245
Statoil ASA
1.200%, 01/17/18	25,000	24,705
5.100%, 08/17/40 (a)	100,000	115,664
7.250%, 09/23/27	205,000	280,179
Suncor Energy, Inc.
5.950%, 12/01/34	100,000	116,817
6.100%, 06/01/18	805,000	902,976
7.150%, 02/01/32	100,000	131,113
Talisman Energy, Inc.
5.850%, 02/01/37	100,000	97,037
7.750%, 06/01/19	350,000	403,154
Tosco Corp.
8.125%, 02/15/30	526,000	765,252

Oil & Gas—(Continued)
Total Capital Canada, Ltd.
2.750%, 07/15/23 (a)	1,229,000	1,192,146
Total Capital International S.A.
2.700%, 01/25/23	555,000	537,397
2.875%, 02/17/22	70,000	69,292
Total Capital S.A.
4.450%, 06/24/20 (a)	190,000	208,449
Transocean, Inc.
3.800%, 10/15/22 (a)	78,000	63,205
6.375%, 12/15/21 (a)	85,000	78,408
6.500%, 11/15/20 (a)	645,000	608,214
7.375%, 04/15/18	75,000	73,951
7.500%, 04/15/31 (a)	55,000	50,753

		28,686,132

Oil & Gas Services—0.2%
Baker Hughes, Inc.
6.875%, 01/15/29	153,000	198,061
Cameron International Corp.
6.375%, 07/15/18	80,000	89,754
Halliburton Co.
3.500%, 08/01/23	714,000	720,494
6.700%, 09/15/38	350,000	453,810
National Oilwell Varco, Inc.
1.350%, 12/01/17	29,000	28,628
2.600%, 12/01/22	200,000	188,009
Schlumberger Investment S.A.
1.250%, 08/01/17 (144A)	643,000	640,558
3.650%, 12/01/23	358,000	374,235
Weatherford International LLC
6.800%, 06/15/37	100,000	94,562
Weatherford International, Ltd.
5.125%, 09/15/20	100,000	98,246
5.950%, 04/15/42	55,000	46,570
6.000%, 03/15/18	200,000	213,502
6.500%, 08/01/36 (a)	560,000	513,046
6.750%, 09/15/40	100,000	93,148

		3,752,623

Pharmaceuticals—1.0%
Abbott Laboratories
5.125%, 04/01/19	158,000	177,104
AbbVie, Inc.
1.200%, 11/06/15	180,000	180,529
1.750%, 11/06/17	874,000	875,899
2.900%, 11/06/22	725,000	713,782
Actavis Funding SCS
4.850%, 06/15/44	250,000	253,684
Actavis, Inc.
1.875%, 10/01/17	300,000	298,837
Allergan, Inc.
5.750%, 04/01/16	80,000	84,638
AstraZeneca plc
5.900%, 09/15/17	200,000	224,248
6.450%, 09/15/37	360,000	485,100

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Bayer U.S. Finance LLC
1.500%, 10/06/17 (144A)	285,000	$285,183
Bristol-Myers Squibb Co.
6.800%, 11/15/26	100,000	134,008
6.875%, 08/01/97	100,000	148,124
Cardinal Health, Inc.
2.400%, 11/15/19	128,000	127,584
3.200%, 06/15/22	155,000	155,112
Express Scripts Holding Co.
2.250%, 06/15/19	295,000	291,841
2.650%, 02/15/17	229,000	234,151
3.125%, 05/15/16	95,000	97,655
3.500%, 06/15/24	249,000	248,127
3.900%, 02/15/22	145,000	150,993
6.125%, 11/15/41	350,000	440,964
7.250%, 06/15/19	135,000	162,089
Forest Laboratories, Inc.
5.000%, 12/15/21 (144A)	225,000	243,636
GlaxoSmithKline Capital plc
2.850%, 05/08/22	870,000	870,047
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/23	143,000	141,199
4.200%, 03/18/43	100,000	102,749
5.375%, 04/15/34	300,000	365,269
Johnson & Johnson
6.950%, 09/01/29	700,000	1,004,191
McKesson Corp.
2.700%, 12/15/22	359,000	343,476
2.850%, 03/15/23	220,000	210,130
3.796%, 03/15/24	600,000	616,370
4.883%, 03/15/44	10,000	11,016
Mead Johnson Nutrition Co.
4.900%, 11/01/19	135,000	148,364
5.900%, 11/01/39	300,000	369,323
Medco Health Solutions, Inc.
4.125%, 09/15/20	450,000	477,839
Merck & Co., Inc.
2.400%, 09/15/22	62,000	60,508
Mylan, Inc.
1.800%, 06/24/16	230,000	231,387
2.600%, 06/24/18	50,000	50,653
Novartis Capital Corp.
2.400%, 09/21/22	300,000	295,318
3.400%, 05/06/24	527,000	548,229
Novartis Securities Investment, Ltd.
5.125%, 02/10/19	200,000	224,566
Perrigo Co. plc
1.300%, 11/08/16	305,000	303,664
Perrigo Finance plc
3.500%, 12/15/21	200,000	202,333
3.900%, 12/15/24	200,000	203,658
Pfizer, Inc.
0.541%, 06/15/18 (c)	300,000	300,217
4.300%, 06/15/43	140,000	149,932
Sanofi
1.250%, 04/10/18	419,000	415,001

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	195,000	189,942
3.650%, 11/10/21	563,000	576,917
Teva Pharmaceutical Finance IV LLC
2.250%, 03/18/20	240,000	235,747
Wyeth LLC
5.500%, 02/15/16	100,000	105,281
6.500%, 02/01/34	806,000	1,086,633
Zoetis, Inc.
1.875%, 02/01/18	52,000	51,532
3.250%, 02/01/23	460,000	453,757
4.700%, 02/01/43	43,000	43,764

		16,402,300

Pipelines—0.9%
Boardwalk Pipelines L.P.
5.750%, 09/15/19	290,000	313,809
DCP Midstream Operating L.P.
3.875%, 03/15/23	293,000	280,382
Enbridge, Inc.
4.000%, 10/01/23	265,000	258,797
Energy Transfer Partners L.P.
3.600%, 02/01/23	450,000	435,451
5.150%, 02/01/43	120,000	118,755
Enterprise Products Operating LLC
3.750%, 02/15/25	567,000	569,159
3.900%, 02/15/24	82,000	83,516
4.050%, 02/15/22	75,000	77,819
4.850%, 03/15/44	230,000	239,825
4.950%, 10/15/54	33,000	33,777
5.200%, 09/01/20	510,000	562,471
5.250%, 01/31/20	500,000	552,652
6.125%, 10/15/39	400,000	483,174
6.875%, 03/01/33	162,000	207,822
8.375%, 08/01/66 (c)	165,000	177,169
Kinder Morgan Energy Partners L.P.
3.500%, 03/01/21	125,000	122,979
3.500%, 09/01/23	270,000	256,323
3.950%, 09/01/22	340,000	337,131
5.000%, 08/15/42	240,000	228,088
5.400%, 09/01/44	165,000	165,338
Kinder Morgan, Inc.
3.050%, 12/01/19	135,000	133,927
4.300%, 06/01/25	265,000	265,123
Magellan Midstream Partners L.P.
6.550%, 07/15/19	695,000	812,111
ONEOK Partners L.P.
3.250%, 02/01/16	115,000	117,303
6.125%, 02/01/41	475,000	510,967
6.650%, 10/01/36	275,000	316,490
Plains All American Pipeline L.P. / PAA Finance Corp.
3.650%, 06/01/22	350,000	351,891
4.700%, 06/15/44	250,000	248,197
5.750%, 01/15/20	610,000	689,075
6.650%, 01/15/37	425,000	528,125

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Spectra Energy Capital LLC
3.300%, 03/15/23	237,000	$225,120
6.750%, 07/15/18	185,000	209,031
6.750%, 02/15/32	705,000	864,221
7.500%, 09/15/38	85,000	102,592
Spectra Energy Partners L.P.
2.950%, 09/25/18	140,000	143,275
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	154,000	155,733
4.950%, 01/15/43	295,000	282,686
5.300%, 04/01/44	170,000	171,352
5.350%, 05/15/45	260,000	262,877
Texas Eastern Transmission L.P.
2.800%, 10/15/22 (144A)	46,000	43,601
6.000%, 09/15/17 (144A)	150,000	165,243
Texas Gas Transmission LLC
4.500%, 02/01/21 (144A)	210,000	213,633
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	345,000	345,399
5.850%, 03/15/36	176,000	201,018
7.125%, 01/15/19	142,000	165,025
7.250%, 08/15/38	300,000	401,287
Western Gas Partners L.P.
4.000%, 07/01/22	155,000	157,108
Williams Cos., Inc. (The)
3.700%, 01/15/23	145,000	130,222
5.750%, 06/24/44 (a)	40,000	34,794
Williams Partners L.P.
3.900%, 01/15/25	290,000	278,712
4.900%, 01/15/45	270,000	252,873

		14,283,448

Real Estate Investment Trusts—0.5%
American Tower Corp.
3.450%, 09/15/21	330,000	324,436
4.500%, 01/15/18	220,000	233,637
5.000%, 02/15/24	474,000	502,661
AvalonBay Communities, Inc.
3.625%, 10/01/20 (a)	135,000	140,412
Boston Properties L.P.
3.800%, 02/01/24	227,000	233,281
3.850%, 02/01/23	210,000	217,996
5.625%, 11/15/20	300,000	342,285
5.875%, 10/15/19	100,000	114,543
DDR Corp.
3.500%, 01/15/21	320,000	323,538
Duke Realty L.P.
3.875%, 02/15/21	265,000	275,237
6.750%, 03/15/20	185,000	217,777
7.375%, 02/15/15	175,000	176,268
8.250%, 08/15/19	145,000	178,887
ERP Operating L.P.
4.625%, 12/15/21	100,000	109,401
4.750%, 07/15/20	190,000	208,739
5.750%, 06/15/17	600,000	660,484

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
HCP, Inc.
2.625%, 02/01/20	100,000	$98,961
3.150%, 08/01/22	120,000	118,059
3.875%, 08/15/24	157,000	159,483
4.200%, 03/01/24	125,000	130,148
5.375%, 02/01/21	100,000	111,671
5.625%, 05/01/17	345,000	375,425
Kimco Realty Corp.
3.125%, 06/01/23	175,000	171,456
3.200%, 05/01/21	310,000	314,211
Liberty Property L.P.
3.375%, 06/15/23	75,000	73,118
4.400%, 02/15/24	155,000	162,618
ProLogis L.P.
4.250%, 08/15/23	333,000	351,859
Realty Income Corp.
4.125%, 10/15/26	250,000	254,848
Simon Property Group L.P.
5.650%, 02/01/20	420,000	482,101
10.350%, 04/01/19	340,000	444,716
UDR, Inc.
3.700%, 10/01/20	140,000	145,132
Ventas Realty L.P. / Ventas Capital Corp.
4.250%, 03/01/22	405,000	425,542
4.750%, 06/01/21	300,000	326,069
Weingarten Realty Investors
4.450%, 01/15/24	75,000	79,517

		8,484,516

Retail—0.8%
Bed Bath & Beyond, Inc.
4.915%, 08/01/34	138,000	142,399
CVS Health Corp.
2.250%, 12/05/18	500,000	504,476
2.750%, 12/01/22	380,000	370,113
5.750%, 06/01/17	80,000	88,292
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	92,691	98,739
5.880%, 01/10/28	521,524	593,721
Gap, Inc. (The)
5.950%, 04/12/21	212,000	241,257
Home Depot, Inc. (The)
2.250%, 09/10/18	496,000	505,458
3.750%, 02/15/24	320,000	341,791
5.400%, 09/15/40	200,000	245,768
5.875%, 12/16/36	100,000	130,600
Lowe’s Cos., Inc.
3.800%, 11/15/21	500,000	535,582
5.500%, 10/15/35	275,000	336,096
5.800%, 10/15/36	150,000	188,652
6.500%, 03/15/29	125,000	158,365
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	225,000	218,494
4.300%, 02/15/43	170,000	164,718
6.700%, 09/15/28	435,000	532,806

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Macy’s Retail Holdings, Inc.
6.900%, 04/01/29	113,000	$143,836
6.900%, 01/15/32	180,000	234,197
7.000%, 02/15/28	150,000	186,925
McDonald’s Corp.
4.875%, 07/15/40	340,000	378,258
6.300%, 10/15/37	325,000	424,671
Nordstrom, Inc.
6.950%, 03/15/28	170,000	224,019
Target Corp.
3.500%, 07/01/24	843,000	875,180
6.350%, 11/01/32	250,000	327,799
6.650%, 08/01/28 (a)	182,000	228,973
6.750%, 01/01/28	66,000	83,076
Wal-Mart Stores, Inc.
1.125%, 04/11/18	135,000	133,452
3.300%, 04/22/24	150,000	154,877
4.000%, 04/11/43	475,000	492,803
4.125%, 02/01/19	250,000	272,300
4.250%, 04/15/21	800,000	883,317
4.300%, 04/22/44	385,000	420,245
5.250%, 09/01/35	775,000	932,216
5.875%, 04/05/27	90,000	113,981
6.750%, 10/15/23	111,000	143,855
Walgreens Boots Alliance, Inc.
2.700%, 11/18/19	50,000	50,254
3.100%, 09/15/22	94,000	92,862
3.300%, 11/18/21	75,000	75,522
3.800%, 11/18/24	708,000	722,089
4.500%, 11/18/34	92,000	95,809
4.800%, 11/18/44	155,000	163,428

		13,251,271

Savings & Loans—0.0%
Nationwide Building Society
4.650%, 02/25/15 (144A)	200,000	201,102

Semiconductors—0.1%
Intel Corp.
3.300%, 10/01/21 (a)	475,000	498,098
National Semiconductor Corp.
6.600%, 06/15/17	170,000	191,283
Samsung Electronics America, Inc.
1.750%, 04/10/17 (144A)	245,000	245,743
Texas Instruments, Inc.
1.650%, 08/03/19	110,000	107,396

		1,042,520

Software—0.3%
Intuit, Inc.
5.750%, 03/15/17	431,000	473,672
Microsoft Corp.
0.875%, 11/15/17	65,000	64,352
3.500%, 11/15/42	190,000	180,076
4.500%, 10/01/40	275,000	304,706
5.200%, 06/01/39	500,000	595,050

Software—(Continued)
Oracle Corp.
2.375%, 01/15/19	165,000	167,855
2.500%, 10/15/22	2,014,000	1,961,829
2.800%, 07/08/21	225,000	227,798
3.400%, 07/08/24	315,000	321,953
3.625%, 07/15/23 (a)	161,000	168,842
4.500%, 07/08/44 (a)	230,000	249,820
5.000%, 07/08/19	200,000	224,251
6.125%, 07/08/39	70,000	90,874

		5,031,078

Telecommunications—1.8%
Alltel Corp.
6.800%, 05/01/29	280,000	350,045
America Movil S.A.B. de C.V.
1.241%, 09/12/16 (c)	500,000	503,576
3.125%, 07/16/22	420,000	414,389
4.375%, 07/16/42	200,000	191,600
5.000%, 03/30/20	100,000	110,274
5.625%, 11/15/17	125,000	137,239
6.375%, 03/01/35	600,000	737,822
AT&T, Inc.
0.618%, 02/12/16 (c)	750,000	749,989
1.700%, 06/01/17	915,000	918,633
2.375%, 11/27/18	740,000	745,732
3.900%, 03/11/24 (a)	1,330,000	1,366,793
4.300%, 12/15/42	898,000	853,739
4.800%, 06/15/44	270,000	275,118
5.500%, 02/01/18	300,000	331,168
BellSouth Capital Funding Corp.
7.875%, 02/15/30	550,000	737,663
BellSouth Telecommunications LLC
6.375%, 06/01/28	350,000	419,326
British Telecommunications plc
2.000%, 06/22/15	500,000	503,028
2.350%, 02/14/19	285,000	284,591
5.950%, 01/15/18	100,000	111,519
9.625%, 12/15/30	75,000	117,754
Cisco Systems, Inc.
1.100%, 03/03/17	500,000	500,212
2.125%, 03/01/19 (a)	310,000	311,459
2.900%, 03/04/21	47,000	47,860
3.625%, 03/04/24 (a)	470,000	489,768
4.450%, 01/15/20	15,000	16,514
5.500%, 01/15/40	345,000	420,409
5.900%, 02/15/39	750,000	944,002
Crown Castle Towers LLC
4.883%, 08/15/20 (144A)	500,000	549,613
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	650,000	660,267
5.750%, 03/23/16	100,000	105,600
8.750%, 06/15/30	100,000	147,716
Koninklijke KPN NV
8.375%, 10/01/30	250,000	351,498
Nippon Telegraph & Telephone Corp.
1.400%, 07/18/17	500,000	498,532

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Orange S.A.
2.750%, 09/14/16	500,000	$510,953
5.500%, 02/06/44 (a)	225,000	263,912
9.000%, 03/01/31	165,000	251,688
Qwest Corp.
6.750%, 12/01/21	350,000	404,708
6.875%, 09/15/33	100,000	100,307
7.250%, 09/15/25	133,000	158,400
Rogers Communications, Inc.
4.100%, 10/01/23	213,000	223,786
6.800%, 08/15/18	100,000	115,414
7.500%, 08/15/38	100,000	139,752
8.750%, 05/01/32	400,000	578,609
SES Global Americas Holdings GP
2.500%, 03/25/19 (144A)	70,000	69,648
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	150,000	154,251
4.570%, 04/27/23	310,000	331,900
6.421%, 06/20/16	450,000	481,388
Verizon Communications, Inc.
2.450%, 11/01/22	235,000	220,491
2.500%, 09/15/16	194,000	198,302
2.625%, 02/21/20 (144A)	214,000	211,553
3.450%, 03/15/21	477,000	487,514
3.500%, 11/01/24	850,000	835,124
3.850%, 11/01/42	350,000	312,018
4.400%, 11/01/34	169,000	167,983
4.500%, 09/15/20	656,000	712,257
4.862%, 08/21/46 (144A)	1,494,000	1,534,677
5.150%, 09/15/23	1,600,000	1,766,773
5.850%, 09/15/35	650,000	763,853
6.000%, 04/01/41	290,000	341,803
6.400%, 09/15/33	477,000	587,560
6.550%, 09/15/43	575,000	736,661
6.900%, 04/15/38	350,000	458,495
Verizon Pennsylvania LLC
6.000%, 12/01/28	125,000	139,782
8.750%, 08/15/31	200,000	291,069
Vodafone Group plc
1.500%, 02/19/18	30,000	29,462
2.500%, 09/26/22	225,000	209,828
2.950%, 02/19/23 (a)	550,000	530,133
4.375%, 02/19/43	260,000	253,393
6.150%, 02/27/37	350,000	422,320
6.250%, 11/30/32	200,000	244,217

		30,143,432

Transportation—0.5%
Burlington Northern Santa Fe LLC
3.050%, 09/01/22	620,000	623,938
3.450%, 09/15/21	510,000	532,183
3.850%, 09/01/23	500,000	527,407
4.450%, 03/15/43	310,000	323,871
4.550%, 09/01/44	200,000	214,663
4.900%, 04/01/44	150,000	168,651

Transportation—(Continued)
Burlington Northern Santa Fe LLC
5.750%, 03/15/18	100,000	112,086
7.950%, 08/15/30	100,000	143,976
Canadian National Railway Co.
5.850%, 11/15/17	190,000	212,634
6.250%, 08/01/34	100,000	132,851
6.800%, 07/15/18	120,000	139,275
Canadian Pacific Railway Co.
5.750%, 03/15/33	120,000	145,977
7.250%, 05/15/19	290,000	346,718
CSX Corp.
3.400%, 08/01/24	300,000	303,865
4.100%, 03/15/44	41,000	40,615
5.600%, 05/01/17	635,000	694,865
7.900%, 05/01/17	62,000	70,776
Norfolk Southern Corp.
3.850%, 01/15/24	250,000	262,864
4.800%, 08/15/43	80,000	89,068
5.590%, 05/17/25	100,000	118,870
5.750%, 04/01/18	500,000	561,112
Ryder System, Inc.
2.500%, 03/01/17	125,000	126,767
3.600%, 03/01/16	100,000	102,927
7.200%, 09/01/15	100,000	104,210
Union Pacific Corp.
3.646%, 02/15/24	138,000	146,060
4.821%, 02/01/44	257,000	293,418
6.250%, 05/01/34	378,000	504,318
United Parcel Service of America, Inc.
8.375%, 04/01/20	75,000	96,736
8.375%, 04/01/30 (d)	377,000	563,955
United Parcel Service, Inc.
1.125%, 10/01/17	32,000	31,842
2.450%, 10/01/22	14,000	13,724

		7,750,222

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.500%, 03/15/16 (144A)	380,000	385,230
2.875%, 07/17/18 (144A)	93,000	94,563
3.125%, 05/11/15 (144A)	55,000	55,445

		535,238

Water—0.1%
American Water Capital Corp.
3.850%, 03/01/24 (a)	450,000	473,793
6.593%, 10/15/37	100,000	138,410

		612,203

Total Corporate Bonds & Notes (Cost $394,951,093)		396,796,493

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Convertible Bonds—17.5%

Security Description	Principal Amount*	Value

Auto Manufacturers—0.4%
Volkswagen International Finance NV
5.500%, 11/09/15 (144A) (EUR)	5,000,000	$6,691,578

Auto Parts & Equipment—0.1%
Cie Generale des Etablissements Michelin
Zero Coupon, 01/01/17 (EUR)	819,900	1,359,205

Banks—0.8%
BNP Paribas S.A.
0.250%, 09/21/15 (EUR)	1,600,000	2,070,638
0.250%, 09/27/16 (EUR)	3,600,000	4,786,135
Credit Agricole S.A.
Zero Coupon, 12/06/16 (EUR)	3,006,300	2,716,326
Shizuoka Bank, Ltd. (The)
Zero Coupon, 04/25/18	2,800,000	2,684,500

		12,257,599

Biotechnology—1.4%
Gilead Sciences, Inc.
1.625%, 05/01/16	2,780,000	11,505,725
Illumina, Inc.
Zero Coupon, 06/15/19 (144A) (a)	10,649,000	11,713,900

		23,219,625

Commercial Services—0.1%
Macquarie Infrastructure Co. LLC
2.875%, 07/15/19 (a)	1,914,000	2,174,783

Computers—0.3%
Cap Gemini S.A.
Zero Coupon, 01/01/19 (EUR)	4,208,200	4,146,931

Diversified Financial Services—0.1%
HKEx International, Ltd.
0.500%, 10/23/17	1,200,000	1,422,000

Electrical Components & Equipment—0.0%
Nidec Corp.
Zero Coupon, 09/18/15 (JPY)	45,000,000	555,159

Healthcare-Services—0.8%
Anthem, Inc.
2.750%, 10/15/42 (a)	8,004,000	13,776,885

Holding Companies-Diversified—1.0%
GBL Verwaltung S.A.
1.250%, 02/07/17 (EUR)	3,200,000	4,483,962
Industrivarden AB
Zero Coupon, 05/15/19 (SEK)	26,000,000	3,654,418
1.875%, 02/27/17 (EUR)	3,300,000	4,192,824
Schematrentaquattro S.p.A.
0.250%, 11/29/16 (EUR)	2,100,000	2,584,304
Sofina S.A.
1.000%, 09/19/16	1,000,000	1,010,040

		15,925,548

Insurance—0.2%
Swiss Life Holding AG
Zero Coupon, 12/02/20 (CHF)	3,100,000	3,656,266

Internet—0.8%
Priceline Group, Inc. (The)
0.350%, 06/15/20 (a)	9,197,000	10,254,655
1.000%, 03/15/18 (a)	2,052,000	2,726,595

		12,981,250

Investment Company Security—0.9%
Ares Capital Corp.
4.375%, 01/15/19	1,851,000	1,855,627
4.750%, 01/15/18 (a)	2,972,000	3,046,300
Billion Express Investments, Ltd.
0.750%, 10/18/15	6,000,000	5,992,500
Prospect Capital Corp.
5.375%, 10/15/17 (a)	2,735,000	2,721,325
5.750%, 03/15/18	377,000	371,816
5.875%, 01/15/19	854,000	844,393

		14,831,961

Iron/Steel—0.1%
Salzgitter Finance B.V.
2.000%, 11/08/17 (EUR)	1,100,000	1,518,069

Lodging—0.0%
Resorttrust, Inc.
Zero Coupon, 07/27/18 (JPY)	35,000,000	378,402

Machinery-Diversified—0.0%
Daifuku Co., Ltd.
Zero Coupon, 10/02/17 (JPY)	40,000,000	379,028

Mining—0.1%
Royal Gold, Inc.
2.875%, 06/15/19	866,000	894,686

Miscellaneous Manufacturing—0.8%
Siemens Financieringsmaatschappij NV
1.050%, 08/16/17	12,250,000	13,364,750

Oil & Gas—0.8%
Eni S.p.A.
0.250%, 11/30/15 (EUR)	4,800,000	5,786,750
0.625%, 01/18/16 (EUR)	5,200,000	6,649,662

		12,436,412

Oil & Gas Services—0.5%
Subsea 7 S.A.
1.000%, 10/05/17	5,800,000	5,275,100
Technip S.A.
0.250%, 01/01/17 (EUR)	3,033,000	3,478,877

		8,753,977

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—1.1%
Mylan, Inc.
3.750%, 09/15/15 (a)	3,371,000	$14,246,689
Teva Pharmaceutical Finance Co. LLC
0.250%, 02/01/26 (a)	3,187,000	4,354,239

		18,600,928

Real Estate—0.7%
British Land Co. Jersey, Ltd. (The)
1.500%, 09/10/17 (GBP)	1,500,000	2,743,060
CapitaLand, Ltd.
1.850%, 06/19/20 (SGD)	4,500,000	3,216,227
Deutsche Wohnen AG
0.500%, 11/22/20 (EUR)	3,600,000	5,181,154

		11,140,441

Real Estate Investment Trusts—2.2%
Derwent London Capital No.2 Jersey, Ltd.
1.125%, 07/24/19 (GBP)	1,100,000	1,887,793
Fonciere Des Regions
0.875%, 04/01/19 (EUR)	4,464,200	4,907,911
Gecina S.A.
2.125%, 01/01/16 (EUR)	1,128,100	1,867,535
Great Portland Estates Capital Jersey, Ltd.
1.000%, 09/10/18 (GBP)	2,000,000	3,455,419
Host Hotels & Resorts L.P.
2.500%, 10/15/29 (144A)	2,374,000	4,384,481
Novion Property Group
5.750%, 07/04/16 (AUD)	1,800,000	1,529,579
ProLogis L.P.
3.250%, 03/15/15 (a)	4,223,000	4,692,809
Ruby Assets Pte, Ltd.
1.600%, 02/01/17 (SGD)	2,500,000	2,167,308
Unibail-Rodamco SE
Zero Coupon, 07/01/21 (EUR)	1,221,200	4,275,025
0.750%, 01/01/18 (EUR)	2,147,000	6,769,677

		35,937,537

Retail—0.1%
Lotte Shopping Co., Ltd.
Zero Coupon, 01/24/18 (KRW)	1,800,000,000	1,619,206

Semiconductors—2.3%
Intel Corp.
2.950%, 12/15/35 (a)	6,002,000	7,885,128
3.250%, 08/01/39 (a)	2,399,000	4,171,261
Lam Research Corp.
0.500%, 05/15/16 (a)	6,096,000	8,001,000
Novellus Systems, Inc.
2.625%, 05/15/41	2,596,000	5,951,330
STMicroelectronics NV
Zero Coupon, 07/03/19	4,800,000	4,598,400
1.000%, 07/03/21	1,600,000	1,569,600

Semiconductors—(Continued)
Xilinx, Inc.
2.625%, 06/15/17	4,008,000	$6,032,040

		38,208,759

Software—1.1%
Akamai Technologies, Inc.
Zero Coupon, 02/15/19 (144A) (a)	1,419,000	1,476,647
Citrix Systems, Inc.
0.500%, 04/15/19 (144A) (a)	10,211,000	10,753,459
Red Hat, Inc.
0.250%, 10/01/19 (144A) (a)	5,411,000	6,384,980

		18,615,086

Transportation—0.6%
Deutsche Post AG
0.600%, 12/06/19 (EUR)	6,200,000	10,384,699

Water—0.2%
Suez Environnement Co.
Zero Coupon, 02/27/20 (EUR)	11,397,200	2,707,209

Total Convertible Bonds (Cost $284,230,345)		287,937,979

U.S. Treasury & Government Agencies—2.8%

Federal Agencies—0.1%
Federal Farm Credit Bank
3.040%, 03/06/28	250,000	241,011
5.250%, 12/28/27	585,000	724,125
Tennessee Valley Authority
5.375%, 04/01/56	350,000	460,240

		1,425,376

U.S. Treasury—2.7%
U.S. Treasury Bonds
3.125%, 08/15/44 (a)	475,000	511,367
3.375%, 05/15/44	225,000	253,301
U.S. Treasury Notes
0.250%, 01/31/15 (a) (e) (f)	41,425,000	41,429,847
0.875%, 11/15/17 (a)	2,575,000	2,562,727

		44,757,242

Total U.S. Treasury & Government Agencies (Cost $39,585,443)		46,182,618

Convertible Preferred Stocks—1.3%

Aerospace & Defense—0.0%
United Technologies Corp.
7.500%, 08/01/15 (a)	8,900	545,837

Banks—0.7%
Wells Fargo & Co., Series L
7.500%, 12/31/49	9,518	11,478,708

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Electric Utilities—0.4%
NextEra Energy, Inc.
5.799%, 09/01/16 (a)	59,649	$3,441,151
5.889%, 09/01/15	42,460	2,842,272

		6,283,423

Multi-Utilities—0.2%
Dominion Resources, Inc.
6.000%, 07/01/16	14,400	865,728
6.125%, 04/01/16	34,993	2,099,930

		2,965,658

Total Convertible Preferred Stocks (Cost $20,081,835)		21,273,626

Preferred Stocks—0.1%

Automobiles—0.0%
Volkswagen AG	1,789	399,612

Household Products—0.1%
Henkel AG & Co. KGaA	18,012	1,948,440

Machinery—0.0%
Marcopolo S.A.	143,590	179,033

Total Preferred Stocks (Cost $2,562,285)		2,527,085

Municipals—0.1%
American Municipal Power, Inc.
5.939%, 02/15/47	75,000	94,300
7.499%, 02/15/50	350,000	520,096
Los Angeles, Department of Airports, Build America Bonds
6.582%, 05/15/39	65,000	85,378
Los Angeles, Unified School District, Build America Bonds
5.750%, 07/01/34	100,000	126,190
6.758%, 07/01/34	75,000	104,502
Ohio University
5.590%, 12/01/2114	300,000	323,586
Port Authority of New York & New Jersey
4.458%, 10/01/62	160,000	169,829
State of California
0.655%, 07/01/41 (c)	130,000	130,222
5.770%, 05/15/43	140,000	179,946
State of California, Build America Bonds
7.300%, 10/01/39	260,000	382,977
State of Massachusetts
5.456%, 12/01/39	150,000	188,798

Total Municipals (Cost $2,115,759)		2,305,824

Foreign Government—0.1%
Security Description	Shares/ Principal Amount*	Value

Provincial—0.1%
Province of Quebec Canada
6.350%, 01/30/26	600,000	$770,897

Sovereign—0.0%
Brazilian Government International Bond
4.250%, 01/07/25	200,000	200,000
Mexico Government International Bonds
3.625%, 03/15/22	250,000	255,375
4.000%, 10/02/23	288,000	298,800

		754,175

Total Foreign Government (Cost $1,545,532)		1,525,072

Short-Term Investments—30.0%

Mutual Fund—8.1%
State Street Navigator Securities Lending MET Portfolio (g)	134,185,705	134,185,705

U.S. Treasury—0.2%
U.S. Treasury Bills
0.161%, 03/12/15 (f) (h)	290,000	289,986
0.168%, 01/08/15 (f) (h)	2,425,000	2,424,995

		2,714,981

Repurchase Agreement—21.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $356,993,154 on 01/02/15, collateralized by $369,295,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $364,138,165.	356,993,154	356,993,154

Total Short-Term Investments (Cost $493,893,829)		493,893,840

Total Investments—106.9% (Cost $1,729,864,841) (i)		1,762,010,182
Other assets and liabilities (net)—(6.9)%		(113,360,809)

Net Assets—100.0%		$1,648,649,373

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $138,724,569 and the collateral received consisted of cash in the amount of $134,185,705 and non-cash collateral with a value of $9,196,082. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $19,402,270.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $20,517,258.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	The rate shown represents current yield to maturity.
(i)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,737,516,581. The aggregate unrealized appreciation and depreciation of investments were $73,944,060 and $(49,450,459), respectively, resulting in net unrealized appreciation of $24,493,601 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $78,075,478, which is 4.7% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(NVDR)—	Non-Voting Depository Receipts
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	13,157,951	UBS AG	01/30/15	USD	10,696,098	$26,518
AUD	5,824,270	Barclays Bank plc	03/31/15	USD	4,712,347	13,399
DKK	4,217,700	UBS AG	03/31/15	USD	696,938	(11,097)
EUR	907,755	Deutsche Bank AG	01/30/15	USD	1,122,789	(24,068)
EUR	2,850,514	Morgan Stanley & Co International PLC	01/30/15	USD	3,619,292	(169,108)
EUR	1,344,901	Westpac Banking Corp.	01/30/15	USD	1,652,613	(24,781)
EUR	1,167,409	Barclays Bank plc	03/31/15	USD	1,428,820	(15,111)
GBP	1,324,557	Credit Suisse International	01/30/15	USD	2,058,978	5,071
GBP	756,595	Deutsche Bank AG	01/30/15	USD	1,183,610	(4,613)
GBP	551,841	Morgan Stanley & Co International PLC	01/30/15	USD	888,293	(28,361)
HKD	33,631,742	Australia & New Zealand Banking Group, Ltd.	01/30/15	USD	4,335,820	1,045
HKD	22,928,442	UBS AG	03/31/15	USD	2,956,327	313
JPY	59,405,000	Barclays Bank plc	01/30/15	USD	499,899	(3,848)
JPY	177,153,500	Barclays Bank plc	01/30/15	USD	1,499,080	(19,790)
JPY	288,894,081	Citibank N.A.	01/30/15	USD	2,431,435	(19,074)
JPY	15,648,700	Credit Suisse International	01/30/15	USD	130,359	313
JPY	236,942,842	UBS AG	03/31/15	USD	1,986,266	(6,555)
SEK	32,380,713	Credit Suisse International	01/30/15	USD	4,245,035	(90,943)
SEK	16,226,830	Westpac Banking Corp.	03/31/15	USD	2,104,592	(22,386)
SGD	2,585,352	Barclays Bank plc	03/31/15	USD	1,956,895	(7,856)
ZAR	317,590	Barclays Bank plc	01/02/15	USD	27,331	123

Contracts to Deliver
AUD	1,500,000	Citibank N.A.	01/30/15	USD	1,307,077	$84,704
AUD	425,212	Royal Bank of Canada	03/31/15	USD	345,459	447
CAD	841,043	Barclays Bank plc	03/31/15	USD	724,382	1,885
CHF	1,136,994	Credit Suisse International	01/30/15	USD	1,186,941	42,877
CHF	1,706,611	Standard Chartered Bank	01/30/15	USD	1,790,986	73,764
CHF	6,419,024	Westpac Banking Corp.	01/30/15	USD	6,549,423	90,487
CHF	5,942,537	UBS AG	03/31/15	USD	6,063,950	77,068
EUR	966,340	Australia & New Zealand Banking Group, Ltd.	01/30/15	USD	1,231,024	61,392

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,256,556	Barclays Bank plc	01/30/15	USD	1,555,365	$34,464
EUR	353,355	Citibank N.A.	01/30/15	USD	434,336	6,645
EUR	7,708,661	Credit Suisse International	01/30/15	USD	9,664,148	333,795
EUR	1,100,682	Credit Suisse International	01/30/15	USD	1,352,740	20,505
EUR	702,478	Credit Suisse International	01/30/15	USD	898,359	48,099
EUR	667,512	Credit Suisse International	01/30/15	USD	829,188	21,250
EUR	492,505	Credit Suisse International	01/30/15	USD	602,297	6,182
EUR	2,100,000	Deutsche Bank AG	01/30/15	USD	2,657,644	115,862
EUR	354,573	Deutsche Bank AG	01/30/15	USD	443,892	14,727
EUR	1,090,755	Goldman Sachs & Co.	01/30/15	USD	1,361,860	41,640
EUR	864,683	Morgan Stanley & Co International PLC	01/30/15	USD	1,082,599	36,011
EUR	59,374,670	Standard Chartered Bank	01/30/15	USD	75,141,852	3,276,368
EUR	1,614,072	Deutsche Bank AG	03/31/15	USD	1,980,987	26,378
GBP	337,832	Deutsche Bank AG	01/30/15	USD	527,898	1,456
GBP	7,189,605	Standard Chartered Bank	01/30/15	USD	11,521,565	318,042
GBP	760,021	Westpac Banking Corp.	01/30/15	USD	1,193,721	9,385
GBP	1,675,762	UBS AG	03/31/15	USD	2,618,993	8,940
JPY	1,017,428,156	Australia & New Zealand Banking Group, Ltd.	01/30/15	USD	8,584,262	88,402
JPY	147,056,748	Barclays Bank plc	01/30/15	USD	1,226,791	(1,181)
JPY	399,217,794	Citibank N.A.	01/30/15	USD	3,694,836	361,236
JPY	75,994,639	Toronto Dominion Bank	03/31/15	USD	640,060	5,108
NOK	33,112,925	Credit Suisse International	01/30/15	USD	4,484,759	45,103
NOK	7,462,745	Westpac Banking Corp.	03/31/15	USD	1,011,294	12,412
SEK	12,188,000	Credit Suisse International	01/30/15	USD	1,649,824	86,237
SEK	12,000,000	Goldman Sachs & Co.	01/30/15	USD	1,655,704	116,235
SGD	4,930,710	Citibank N.A.	01/30/15	USD	3,861,760	141,976
SGD	1,438,583	Goldman Sachs & Co.	01/30/15	USD	1,108,709	23,425
SGD	458,705	UBS AG	01/30/15	USD	347,991	1,938

Cross Currency Contracts to Buy
JPY	70,886,799	UBS AG	01/30/15	EUR	486,135	3,523

Net Unrealized Appreciation						$5,235,978

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Brent Crude Oil Futures	02/12/15	4	USD	344,848	$(112,008)
Brent Crude Oil Futures	08/14/15	5	USD	326,030	(8,430)
Coffee Futures	07/21/15	8	USD	591,023	(75,323)
Copper Futures	03/27/15	14	USD	1,058,574	(69,649)
Corn Futures	03/13/15	53	USD	1,025,523	26,527
Cotton No. 2 Futures	05/06/15	6	USD	188,627	(5,417)
Euro Stoxx 50 Index Futures	03/20/15	18	EUR	544,448	23,586
FTSE 100 Index Futures	03/20/15	6	GBP	371,571	30,828
Gasoline RBOB Futures	02/27/15	5	USD	430,513	(114,652)
Gold 100 oz. Futures	06/26/15	15	USD	1,849,539	(71,439)
Lean Hogs Futures	02/13/15	9	USD	314,037	(21,717)
Live Cattle Futures	02/27/15	9	USD	609,407	(20,627)
NY Harbor ULSD Futures	02/27/15	5	USD	426,540	(44,928)
Natural Gas Futures	02/25/15	34	USD	1,227,829	(243,189)
Nickel Futures	01/19/15	14	USD	1,448,701	(181,309)
Nickel Futures	03/16/15	11	USD	1,101,895	(102,721)
Primary Aluminum Futures	03/16/15	80	USD	4,182,210	(484,710)
Red Wheat Futures	05/14/15	6	USD	179,056	9,869

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	03/20/15	2,838	USD	286,500,131	$4,735,429
Silver Futures	03/27/15	6	USD	515,986	(48,016)
Soybean Futures	03/13/15	14	USD	760,768	(44,318)
Soybean Meal Futures	03/13/15	10	USD	360,530	(12,929)
Soybean Oil Futures	03/13/15	20	USD	452,239	(66,559)
Sugar No. 11 Futures	02/27/15	34	USD	634,053	(81,131)
TOPIX Index Futures	03/12/15	208	JPY	2,897,569,000	250,718
U.S. Treasury Long Bond Futures	03/20/15	89	USD	12,612,800	253,263
U.S. Treasury Note 10 Year Futures	03/20/15	46	USD	5,863,647	(30,991)
U.S. Treasury Note 2 Year Futures	03/31/15	40	USD	8,757,064	(13,314)
U.S. Treasury Note 5 Year Futures	03/31/15	19	USD	2,255,762	3,902
WTI Light Sweet Crude Oil Futures	02/19/15	7	USD	531,768	(155,868)
WTI Light Sweet Crude Oil Futures	05/18/15	7	USD	559,458	(169,908)
Wheat Futures	05/14/15	17	USD	474,352	30,973
Zinc Futures	01/19/15	35	USD	1,864,379	32,621
Zinc Futures	05/18/15	19	USD	1,098,599	(61,436)

Futures Contracts—Short
FTSE 100 Index Futures	03/20/15	(79)	GBP	(5,097,795)	(85,692)
Hang Seng Index Futures	01/29/15	(105)	HKD	(125,421,340)	163,011
MSCI EAFE Mini Index Futures	03/20/15	(383)	USD	(33,885,078)	221,293
MSCI Emerging Market Mini Futures	03/20/15	(385)	USD	(18,464,468)	28,743
Nickel Futures	01/19/15	(14)	USD	(1,397,171)	129,779
Nickel Futures	03/16/15	(7)	USD	(665,810)	29,972
Primary Aluminum Futures	03/16/15	(63)	USD	(3,119,557)	207,776
Russell 2000 Mini Index Futures	03/20/15	(70)	USD	(8,101,310)	(303,590)
U.S. Treasury Note 10 Year Futures	03/20/15	(125)	USD	(15,784,644)	(64,966)
U.S. Treasury Ultra Long Bond Futures	03/20/15	(22)	USD	(3,521,410)	(112,715)
Zinc Futures	01/19/15	(35)	USD	(2,021,003)	124,003
Zinc Futures	05/18/15	(12)	USD	(656,473)	1,423

Net Unrealized Appreciation					$3,496,164

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.463%	10/31/24	USD	202,100,000	$3,480,786
Pay	3-Month USD-LIBOR	2.445%	11/26/24	USD	147,100,000	2,170,491
Pay	3-Month USD-LIBOR	2.420%	12/09/24	USD	152,900,000	1,866,014

Total						$7,517,291

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,312,817	$5,350,474	$—	$10,663,291
Air Freight & Logistics	—	2,573,696	—	2,573,696
Airlines	1,686,384	1,554,003	—	3,240,387
Auto Components	140,524	11,122,185	—	11,262,709
Automobiles	2,899,288	13,816,141	—	16,715,429
Banks	21,688,982	42,191,417	—	63,880,399
Beverages	5,540,562	6,419,833	—	11,960,395
Biotechnology	5,365,864	—	—	5,365,864
Building Products	446,043	2,637,141	—	3,083,184
Capital Markets	7,325,312	943,893	—	8,269,205
Chemicals	2,602,876	3,005,377	—	5,608,253
Commercial Services & Supplies	150,001	1,640,013	—	1,790,014
Communications Equipment	3,481,970	—	—	3,481,970
Construction & Engineering	1,164,157	—	—	1,164,157
Construction Materials	250,757	778,019	—	1,028,776
Consumer Finance	577,444	—	—	577,444
Containers & Packaging	538,731	—	—	538,731
Distributors	—	299,947	—	299,947
Diversified Financial Services	2,473,028	5,171,561	—	7,644,589
Diversified Telecommunication Services	2,315,088	13,614,880	—	15,929,968
Electric Utilities	3,862,507	—	—	3,862,507
Electrical Equipment	2,474,837	3,316,367	—	5,791,204
Electronic Equipment, Instruments & Components	543,156	4,941,838	—	5,484,994
Energy Equipment & Services	2,653,355	—	—	2,653,355
Food & Staples Retailing	4,745,242	6,277,719	—	11,022,961
Food Products	2,809,568	11,851,603	—	14,661,171
Gas Utilities	401,154	—	—	401,154
Health Care Equipment & Supplies	4,324,330	2,099,930	—	6,424,260
Health Care Providers & Services	4,014,351	—	—	4,014,351
Hotels, Restaurants & Leisure	1,671,769	5,331,547	—	7,003,316
Household Durables	1,205,612	9,394,178	—	10,599,790
Household Products	3,636,151	370,504	—	4,006,655
Industrial Conglomerates	1,154,586	4,400,442	—	5,555,028
Insurance	4,779,662	28,986,409	—	33,766,071
Internet & Catalog Retail	1,596,331	—	—	1,596,331
Internet Software & Services	7,236,159	1,360,222	—	8,596,381
IT Services	7,897,182	3,836,304	—	11,733,486

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$1,951,283	$1,860,721	$—	$3,812,004
Media	7,620,518	6,161,014	—	13,781,532
Metals & Mining	2,696,777	3,953,584	—	6,650,361
Multi-Utilities	2,235,557	6,403,542	—	8,639,099
Multiline Retail	456,247	3,365,595	—	3,821,842
Oil, Gas & Consumable Fuels	11,041,350	17,401,916	—	28,443,266
Paper & Forest Products	—	1,393,357	—	1,393,357
Personal Products	394,259	—	—	394,259
Pharmaceuticals	9,743,899	37,573,087	—	47,316,986
Real Estate Investment Trusts	4,675,005	4,866,003	—	9,541,008
Real Estate Management & Development	—	8,648,818	—	8,648,818
Road & Rail	3,963,956	—	—	3,963,956
Semiconductors & Semiconductor Equipment	7,640,212	2,994,801	—	10,635,013
Software	6,777,352	2,214,213	—	8,991,565
Specialty Retail	6,257,203	1,809,217	—	8,066,420
Technology Hardware, Storage & Peripherals	9,586,420	—	—	9,586,420
Textiles, Apparel & Luxury Goods	1,894,347	2,099,903	—	3,994,250
Tobacco	1,739,202	3,739,051	—	5,478,253
Trading Companies & Distributors	411,902	4,135,278	—	4,547,180
Transportation Infrastructure	—	750,250	—	750,250
Wireless Telecommunication Services	1,444,909	7,415,474	—	8,860,383
Total Common Stocks	199,496,178	310,071,467	—	509,567,645
Total Corporate Bonds & Notes*	—	396,796,493	—	396,796,493
Total Convertible Bonds*	—	287,937,979	—	287,937,979
Total U.S. Treasury & Government Agencies*	—	46,182,618	—	46,182,618
Total Convertible Preferred Stocks*	21,273,626	—	—	21,273,626
Total Preferred Stocks*	—	2,527,085	—	2,527,085
Total Municipals	—	2,305,824	—	2,305,824
Total Foreign Government*	—	1,525,072	—	1,525,072
Short-Term Investments
Mutual Fund	134,185,705	—	—	134,185,705
U.S. Treasury	—	2,714,981	—	2,714,981
Repurchase Agreement	—	356,993,154	—	356,993,154
Total Short-Term Investments	134,185,705	359,708,135	—	493,893,840
Total Investments	$354,955,509	$1,407,054,673	$—	$1,762,010,182

Collateral for securities loaned (Liability)	$—	$(134,185,705)	$—	$(134,185,705)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,684,750	$—	$5,684,750
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(448,772)	—	(448,772)
Total Forward Contracts	$—	$5,235,978	$—	$5,235,978
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,303,716	$—	$—	$6,303,716
Futures Contracts (Unrealized Depreciation)	(2,807,552)	—	—	(2,807,552)
Total Futures Contracts	$3,496,164	$—	$—	$3,496,164
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,517,291	$—	$7,517,291

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,405,017,028
Repurchase Agreement	356,993,154
Cash	10,566,387
Cash denominated in foreign currencies (c)	2,626,624
Cash collateral for futures contracts	121,000
Unrealized appreciation on forward foreign currency exchange contracts	5,684,750
Receivable for:
Investments sold	708,678
Fund shares sold	194,483
Dividends and interest	6,754,077
Variation margin on futures contracts	2,671
Variation margin on swap contracts	545,608
Prepaid expenses	4,071

Total Assets	1,789,218,531
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	448,772
Collateral for securities loaned	134,185,705
Payables for:
Investments purchased	80,600
Fund shares redeemed	780,159
Variation margin on futures contracts	3,429,272
Accrued expenses:
Management fees	953,909
Distribution and service fees	350,555
Deferred trustees’ fees	42,155
Other expenses	298,031

Total Liabilities	140,569,158

Net Assets	$1,648,649,373

Net assets consist of:
Paid in surplus	$1,491,372,347
Undistributed net investment income	39,819,241
Accumulated net realized gain	69,175,810
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	48,281,975

Net Assets	$1,648,649,373

Net Assets
Class B	$1,648,649,373
Capital Shares Outstanding*
Class B	139,064,067
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,372,871,687.
(b)	Includes securities loaned at value of $138,724,569.
(c)	Identified cost of cash denominated in foreign currencies was $2,643,893.

Consolidated§ Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$16,438,398
Interest (b)	15,913,431
Securities lending income	102,980

Total investment income	32,454,809
Expenses
Management fees	11,305,194
Administration fees	84,525
Custodian and accounting fees	703,761
Distribution and service fees—Class B	3,885,784
Audit and tax services	85,652
Legal	38,047
Trustees’ fees and expenses	43,761
Shareholder reporting	98,399
Insurance	8,044
Miscellaneous	17,200

Total expenses	16,270,367
Less management fee waiver	(702,157)

Net expenses	15,568,210

Net Investment Income	16,886,599

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	29,902,701
Futures contracts	30,684,057
Swap contracts	34,421,930
Foreign currency transactions	8,005,268

Net realized gain	103,013,956

Net change in unrealized appreciation (depreciation) on:
Investments	(25,262,575)
Futures contracts	(7,873,941)
Swap contracts	13,737,677
Foreign currency transactions	3,951,232

Net change in unrealized depreciation	(15,447,607)

Net realized and unrealized gain	87,566,349

Net Increase in Net Assets From Operations	$104,452,948

(a)	Net of foreign withholding taxes of $1,052,641.
(b)	Net of foreign withholding taxes of $12,963.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,886,599	$6,717,278
Net realized gain	103,013,956	41,011,875
Net change in unrealized appreciation (depreciation)	(15,447,607)	52,177,717

Increase in net assets from operations	104,452,948	99,906,870

From Distributions to Shareholders
Net investment income
Class B	(17,423,474)	(704,191)
Net realized capital gains
Class B	(47,564,812)	(4,154,728)

Total distributions	(64,988,286)	(4,858,919)

Increase in net assets from capital share transactions	248,941,459	779,035,397

Total increase in net assets	288,406,121	874,083,348

Net Assets
Beginning of period	1,360,243,252	486,159,904

End of period	$1,648,649,373	$1,360,243,252

Undistributed net investment income
End of period	$39,819,241	$14,933,732

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	20,729,270	$241,602,231	73,368,061	$803,297,942
Reinvestments	5,771,606	64,988,286	447,414	4,858,919
Redemptions	(4,930,110)	(57,649,058)	(2,638,853)	(29,121,464)

Net increase	21,570,766	$248,941,459	71,176,622	$779,035,397

Increase derived from capital shares transactions		$248,941,459		$779,035,397

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.08	0.02
Net realized and unrealized gain on investments	0.66	1.07 (c)	0.58

Total from investment operations	0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	(0.37)	(0.06)	(0.06)

Total distributions	(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$11.86	$11.58	$10.50

Total Return (%) (d)	6.98	10.99	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.08	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	1.00	1.08	1.25	(f)
Ratio of net investment income to average net assets (%)	1.09	0.71	0.24	(f)
Portfolio turnover rate (%)	45	45	33	(e)
Net assets, end of period (in millions)	$1,648.6	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$13,074,953	0.7%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, Real Estate Investment Trusts (REITs), return of capital adjustments, passive foreign investment companies (PFICs) and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $356,993,154, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$7,517,291
	Unrealized appreciation on futures contracts** (a)	257,165	Unrealized depreciation on futures contracts** (a)	$221,986
Equity	Unrealized appreciation on futures contracts** (a)	5,453,608	Unrealized depreciation on futures contracts** (a)	389,282
Commodity	Unrealized appreciation on futures contracts** (a)	592,943	Unrealized depreciation on futures contracts** (a)	2,196,284
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,684,750	Unrealized depreciation on forward foreign currency exchange contracts	448,772

Total		$19,505,757		$3,256,324

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Group, Ltd.	$150,839	$—	$—	$150,839
Barclays Bank plc	49,871	(47,786)	—	2,085
Citibank N.A.	594,561	(19,074)	—	575,487
Credit Suisse International	609,432	(90,943)	—	518,489
Deutsche Bank AG	158,423	(28,681)	—	129,742
Goldman Sachs & Co.	181,300	—	—	181,300
Morgan Stanley & Co International PLC	36,011	(36,011)	—	—
Royal Bank of Canada	447	—	—	447
Standard Chartered Bank	3,668,174	—	—	3,668,174
Toronto Dominion Bank	5,108	—	—	5,108
UBS AG	118,300	(17,652)	—	100,648
Westpac Banking Corp.	112,284	(47,167)	—	65,117

	$5,684,750	$(287,314)	$—	$5,397,436

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$47,786	$(47,786)	$—	$—
Citibank N.A.	19,074	(19,074)	—	—
Credit Suisse International	90,943	(90,943)	—	—
Deutsche Bank AG	28,681	(28,681)	—	—
Morgan Stanley & Co International PLC	197,469	(36,011)	—	161,458
UBS AG	17,652	(17,652)	—	—
Westpac Banking Corp.	47,167	(47,167)	—	—

	$448,772	$(287,314)	$—	$161,458

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$8,391,203	$8,391,203
Futures contracts	(2,189,069)	40,517,019	(7,643,893)	—	30,684,057
Swap contracts	34,421,930	—	—	—	34,421,930

	$32,232,861	$40,517,019	$(7,643,893)	$8,391,203	$73,497,190

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$4,085,768	$4,085,768
Futures contracts	(1,756,289)	(4,687,249)	(1,430,403)	—	(7,873,941)
Swap contracts	13,737,677	—	—	—	13,737,677

	$11,981,388	$(4,687,249)	$(1,430,403)	$4,085,768	$9,949,504

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$229,525,911
Futures contracts long	50,093,301
Futures contracts short	(36,488,431)
Swap contracts	469,599,167

‡	Averages are based on activity levels during 2014.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$51,528,004	$700,482,098	$7,076,215	$529,181,681

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$11,305,194	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

MIST-46

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class B
1.25%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 28, 2014, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2014, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-47

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$37,008,985	$3,028,022	$27,979,301	$1,830,897	$64,988,286	$4,858,919

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$92,833,683	$33,627,272	$30,858,226	$—	$157,319,181

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-48

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JP Morgan Global Active Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of JPMorgan Global Active Allocation Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Global Active Allocation Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-49

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-50

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-51

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-52

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-53

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

JPMorgan Global Active Allocation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Blended Index for the one-year and since-inception (beginning April 23, 2012) periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2014 and underperformed this benchmark for the since-inception period ended October 31, 2014. In addition, the Board considered that the Portfolio underperformed its blended benchmark for the one-year and since-inception periods ended October 31, 2014. The Board further noted that the Portfolio commenced operations on April 23, 2012 and, thus, has limited performance history. The Board took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-54

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 4.66% and 4.37%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.22%.

MARKET ENVIRONMENT / CONDITIONS

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large cap stocks outperformed small caps and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014 though domestic equities rebounded strongly each time on the strength of economic and market fundamentals. In the end, the S&P 500 Index made 56 new highs in 2014 and finished close to its record high of 2,090.57 set on December 29th. Large cap stocks, as represented by the S&P 500 Index, returned 13.7% significantly outpacing small cap stocks, measured by the Russell 2000 Index, which gained 4.9%.

Equity markets got off to a rough start in January due to concerns with central banks’ ability to sustainably fight inflation and fund deteriorating current account deficits in select emerging markets. The Argentinean peso fell dramatically while in an emergency meeting, the Central Bank of the Republic of Turkey aggressively raised its overnight lending rate from 7.75% to 12.0% in efforts defend the lira. In late February, geopolitical concerns started to heat up as Russia sent troops into the Crimea region of Ukraine. Markets eventually settled down as Crimean citizens voted to join Russia without resistance.

Most of the actions coming from the Federal Reserve (the “Fed”) were in line with expectations. One highlight was Fed Chair Janet Yellen’s remark during her March press conference. While perhaps inadvertent, she stated that rate hikes could commence six months after the end of asset purchases, which would imply sometime during the second quarter of 2015. Several investors believe these remarks may have sparked the vicious rotation out of equities with higher growth expectations and into stocks with more attractive valuations and higher dividend yields.

Investors were quite perplexed when after an April employment report that significantly exceeded expectations, bond yields continued to fall. Geopolitical tensions in the Ukraine, unrest in Iraq, and concerns over U.S. growth were cited, particularly after the poor showing of U.S. 1st quarter gross domestic product (“GDP”), which experienced a -2.9% contraction. When looking back, the low yield environment is not a reflection of poor growth prospects for the U.S., but a function of supply and demand. Given the low yields in developed countries such as Japan, Germany and France, yields in the U.S. look far more attractive. An improving U.S. fiscal deficit has led to lower levels of Treasury issuance, decreasing the supply.

The year’s deepest selloff began in mid-September as the possibility of another recession in Europe rose to the forefront as weakness began to spread to Germany. First, the September Markit German Manufacturing Purchasing Managers Index (“PMI”) flashed contraction at 49.9. Subsequent releases showed German industrial orders, industrial production and exports for August falling significantly from July levels. However, equities began to rebound as the October Markit Flash Manufacturing PMI for the Eurozone came in at 50.7, a two-month high. As expected in October, the Fed ended its quantitative easing, or asset purchase program.

The final bout with volatility came in early December amidst concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data as November vehicle sales ran at an annual pace of 17.1 million compared to 16.2 million a year ago. Nonfarm payrolls rose by 321,000 versus economists’ forecast of 230,000 new jobs, the strongest gain since January of 2012. The current strength of the U.S. economy was also confirmed as the final estimate of U.S. 3rd quarter GDP came in at an annualized rate of 5.0%, higher than the second estimate of 3.9%.

The top performing sector within the S&P 500 Index was the Utilities sector. Utilities returned 29.0% in 2014, helped by the fall in bond yields and investor’s thirst for income. The worst performing sector was the Energy sector which lost -7.8%. Energy stock sold off hard beginning in the late summer as crude oil prices began to fall. Crude oil futures reached a high of $107.26 per barrel on June 20th and remained in freefall for the rest of year finishing 2014 at the low of $53.27 per barrel, a -50.3% decline.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in Health Care and Industrials aided the Portfolio’s relative returns. Spansion and Agios Pharmaceuticals were the top contributors. Within the Information Technology sector, our overweight position in Spansion contributed to performance. The stock price of the company rose after management announced a merger with Cypress Semi. Both stocks received analyst upgrades on anticipated tax savings, cost synergies, and product synergies. Our overweight position in Agios Pharmaceuticals also contributed to performance. The uptrend in the stock price of the company was supported by strong Phase 1 trial results for its AG-120 treatment.

Alternatively, stock selection in the Financials and Consumer Discretionary sectors hurt the Portfolio’s relative returns. Ocwen Financial and Barrett Business Services were the top detractors. Ocwen Financial shares declined after reporting 2014 first quarter EPS (Earnings Per Share) below market expectations. The company also faced a number of legal issues throughout the year, which hurt investor sentiment toward the company. The stock price of Barrett Business Services tumbled after the announcement of an $80 million charge to cover workers compensation liabilities. The stock fell approximately 58% on the news. There were also concerns that more charges could be coming.

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*—(Continued)

From our proprietary attribution framework, during the period, the Alpha Model made a positive contribution to performance, while Risk Factors, Sector Selection, and Stock Specific detracted. From a factor perspective, Valuation and Capital Deployment were additive to performance, while Earnings Quality detracted.

There have been no changes to the way the Portfolio has been managed. Further, we remain firmly committed to our disciplined and dispassionate investment process.

As of December 31, 2014 our largest relative sector overweights were in the Industrials and Consumer Staples sectors, and our largest relative underweights were in the Financials and Consumer Discretionary sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Asset Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	4.66	11.62	9.18
Class B	4.37	11.33	7.85
Russell 2000 Value Index	4.22	14.26	8.18

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Portland General Electric Co.	1.2
CYS Investments, Inc.	1.1
Rite Aid Corp.	1.1
Spansion, Inc. - Class A	1.0
Dana Holding Corp.	1.0
DCT Industrial Trust, Inc.	1.0
CNO Financial Group, Inc.	0.9
Helix Energy Solutions Group, Inc.	0.9
AAR Corp.	0.9
Dillard’s, Inc. - Class A	0.9

Top Sectors

% of Net Assets
Financials	37.7
Industrials	14.2
Information Technology	10.6
Consumer Discretionary	9.8
Utilities	6.3
Health Care	5.2
Energy	4.3
Materials	3.8
Consumer Staples	3.7
Telecommunication Services	0.6

MIST-3

Met Investors Series Trust
JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.74%	$1,000.00	$1,008.90	$3.75
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B(a)	Actual	0.99%	$1,000.00	$1,007.30	$5.01
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
AAR Corp. (a)	219,900	$6,108,822
Engility Holdings, Inc. (b)	83,600	3,578,080

		9,686,902

Airlines—1.0%
Alaska Air Group, Inc.	66,400	3,968,064
SkyWest, Inc.	161,900	2,150,032
Virgin America, Inc. (b)	8,400	363,300

		6,481,396

Auto Components—1.3%
Dana Holding Corp.	309,100	6,719,834
Fuel Systems Solutions, Inc. (a) (b)	42,900	469,326
Spartan Motors, Inc.	25,500	134,130
Stoneridge, Inc. (b)	95,900	1,233,274

		8,556,564

Banks—14.6%
1st Source Corp.	38,001	1,303,814
American National Bankshares, Inc. (a)	2,600	64,506
Bancfirst Corp. (a)	28,000	1,774,920
BancorpSouth, Inc. (a)	144,400	3,250,444
Bank of Hawaii Corp. (a)	63,300	3,754,323
Banner Corp.	23,900	1,028,178
BBCN Bancorp, Inc.	136,600	1,964,308
Bridge Capital Holdings (b)	7,500	167,850
Capital Bank Financial Corp. - Class A (b)	89,700	2,403,960
Cascade Bancorp (b)	32,871	170,600
Cathay General Bancorp	79,700	2,039,523
Central Pacific Financial Corp.	170,701	3,670,071
Century Bancorp, Inc. - Class A (a)	3,200	128,192
Chemical Financial Corp.	28,000	857,920
Citizens & Northern Corp. (a)	7,600	157,092
City Holding Co. (a)	55,909	2,601,446
CoBiz Financial, Inc.	37,940	498,152
Columbia Banking System, Inc.	21,200	585,332
Community Bank System, Inc. (a)	52,400	1,998,012
Community Trust Bancorp, Inc.	47,216	1,728,578
ConnectOne Bancorp, Inc.	8,206	155,914
Customers Bancorp, Inc. (b)	8,700	169,302
East West Bancorp, Inc.	6,428	248,828
Financial Institutions, Inc.	26,999	679,025
First Bancorp (a)	11,800	217,946
First Bancorp/ Puerto Rico (b)	494,200	2,900,954
First Busey Corp.	160,700	1,046,157
First Citizens BancShares, Inc. - Class A	3,200	808,928
First Commonwealth Financial Corp.	512,300	4,723,406
First Community Bancshares, Inc.	18,000	296,460
First Financial Bankshares, Inc. (a)	29,200	872,496
First Interstate Bancsystem, Inc.	44,900	1,249,118
Flushing Financial Corp.	74,200	1,504,034
FNB Corp. (a)	179,900	2,396,268
Glacier Bancorp, Inc.	82,100	2,279,917
Great Southern Bancorp, Inc.	14,200	563,314
Guaranty Bancorp	10,300	148,732
Hancock Holding Co.	128,600	3,948,020

Banks—(Continued)
Heartland Financial USA, Inc.	21,083	$571,349
Heritage Financial Corp.	9,434	165,567
Hudson Valley Holding Corp. (a)	26,932	731,473
Lakeland Bancorp, Inc.	24,045	281,327
Lakeland Financial Corp.	10,900	473,823
MainSource Financial Group, Inc.	78,104	1,633,936
MB Financial, Inc. (a)	46,400	1,524,704
Metro Bancorp, Inc. (b)	22,900	593,568
National Penn Bancshares, Inc. (a)	18,300	192,608
OFG Bancorp	217,645	3,623,789
Pacific Continental Corp.	30,385	430,859
PacWest Bancorp	60,200	2,736,692
Preferred Bank	6,800	189,652
Republic Bancorp, Inc. - Class A	7,700	190,344
S&T Bancorp, Inc. (a)	8,500	253,385
Sierra Bancorp (a)	6,800	119,408
Simmons First National Corp. - Class A	29,200	1,186,980
Southside Bancshares, Inc.	6,529	188,753
Southwest Bancorp, Inc.	64,300	1,116,248
State Bank Financial Corp.	22,300	445,554
Stock Yards Bancorp, Inc.	4,900	163,366
Suffolk Bancorp	6,800	154,428
Susquehanna Bancshares, Inc.	139,400	1,872,142
TCF Financial Corp.	170,400	2,707,656
Tompkins Financial Corp. (a)	15,359	849,353
Trustmark Corp. (a)	55,600	1,364,424
UMB Financial Corp. (a)	72,300	4,113,147
Umpqua Holdings Corp.	230,461	3,920,142
Union Bankshares Corp.	169,574	4,083,342
Valley National Bancorp (a)	29,874	290,077
Washington Trust Bancorp, Inc. (a)	14,700	590,646
Webster Financial Corp.	43,200	1,405,296
West Bancorp, Inc. (a)	16,220	276,064
Westamerica Bancorp (a)	72,500	3,553,950
Wilshire Bancorp, Inc.	267,800	2,712,814

		99,062,906

Biotechnology—1.9%
Agios Pharmaceuticals, Inc. (a) (b)	21,300	2,386,452
Applied Genetic Technologies Corp. (b)	8,200	172,364
Ardelyx, Inc. (b)	27,000	510,030
Auspex Pharmaceuticals, Inc. (a) (b)	37,400	1,962,752
Avalanche Biotechnologies, Inc. (b)	8,200	442,800
Cara Therapeutics, Inc. (a) (b)	32,200	321,034
Dicerna Pharmaceuticals, Inc. (a) (b)	18,800	309,636
Eleven Biotherapeutics, Inc. (b)	31,400	373,032
Epizyme, Inc. (a) (b)	13,700	258,519
Foundation Medicine, Inc. (a) (b)	7,700	171,094
Immune Design Corp. (a) (b)	15,900	489,402
Insmed, Inc. (b)	48,200	745,654
Karyopharm Therapeutics, Inc. (a) (b)	6,400	239,552
Kite Pharma, Inc. (a) (b)	11,900	686,273
MacroGenics, Inc. (b)	15,800	554,106
Radius Health, Inc. (b)	43,600	1,696,476
Sage Therapeutics, Inc. (a) (b)	5,500	201,300
Ultragenyx Pharmaceutical, Inc. (a) (b)	12,900	566,052
Verastem, Inc. (a) (b)	38,900	355,546

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Zafgen, Inc. (a) (b)	11,200	$345,408

		12,787,482

Building Products—0.4%
Gibraltar Industries, Inc. (b)	163,100	2,652,006
Trex Co., Inc. (a) (b)	7,800	332,124

		2,984,130

Capital Markets—1.4%
Arlington Asset Investment Corp. - Class A (a)	39,900	1,061,739
Cowen Group, Inc. - Class A (b)	279,700	1,342,560
GAMCO Investors, Inc. - Class A	13,285	1,181,568
Investment Technology Group, Inc. (b)	177,900	3,703,878
Janus Capital Group, Inc. (a)	26,000	419,380
Oppenheimer Holdings, Inc. - Class A	21,709	504,734
Piper Jaffray Cos. (b)	18,400	1,068,856

		9,282,715

Chemicals—1.3%
Minerals Technologies, Inc.	76,900	5,340,705
Olin Corp. (a)	108,200	2,463,714
Tredegar Corp.	56,925	1,280,243

		9,084,662

Commercial Services & Supplies—3.4%
ABM Industries, Inc.	67,800	1,942,470
ACCO Brands Corp. (b)	445,700	4,015,757
ARC Document Solutions, Inc. (b)	283,401	2,896,358
Cenveo, Inc. (a) (b)	725,807	1,524,194
Ennis, Inc.	9,600	129,312
G&K Services, Inc. - Class A	15,700	1,112,345
HNI Corp. (a)	45,500	2,323,230
Kimball International, Inc. - Class B	28,400	259,008
Performant Financial Corp. (b)	33,800	224,770
Quad/Graphics, Inc.	111,707	2,564,793
RR Donnelley & Sons Co. (a)	64,360	1,081,570
Steelcase, Inc. - Class A	17,100	306,945
United Stationers, Inc. (a)	106,300	4,481,608

		22,862,360

Communications Equipment—1.5%
Black Box Corp.	80,492	1,923,759
Calix, Inc. (b)	32,400	324,648
Comtech Telecommunications Corp.	59,182	1,865,416
Emulex Corp. (b)	270,200	1,532,034
Harmonic, Inc. (b)	148,400	1,040,284
Polycom, Inc. (b)	264,300	3,568,050

		10,254,191

Construction & Engineering—1.4%
Argan, Inc.	97,110	3,266,780
Comfort Systems USA, Inc.	54,300	929,616
EMCOR Group, Inc. (a)	118,000	5,249,820

		9,446,216

Consumer Finance—0.9%
Nelnet, Inc. - Class A	42,500	1,969,025
World Acceptance Corp. (a) (b)	56,700	4,504,815

		6,473,840

Containers & Packaging—0.6%
Graphic Packaging Holding Co. (b)	243,500	3,316,470
Myers Industries, Inc.	57,300	1,008,480

		4,324,950

Distributors—0.0%
VOXX International Corp. (b)	34,200	299,592

Diversified Consumer Services—0.9%
2U, Inc. (b)	28,000	550,480
Chegg, Inc. (a) (b)	19,500	134,745
K12, Inc. (b)	156,500	1,857,655
Regis Corp. (b)	199,200	3,338,592

		5,881,472

Diversified Financial Services—0.1%
Marlin Business Services Corp.	36,974	759,076

Diversified Telecommunication Services—0.6%
Fairpoint Communications, Inc. (b)	44,700	635,187
Inteliquent, Inc.	105,400	2,069,002
magicJack VocalTec, Ltd. (a) (b)	17,849	144,934
Vonage Holdings Corp. (b)	400,000	1,524,000

		4,373,123

Electric Utilities—2.2%
El Paso Electric Co.	114,605	4,591,076
PNM Resources, Inc. (a)	54,900	1,626,687
Portland General Electric Co. (a)	220,400	8,337,732
Unitil Corp.	20,000	733,400

		15,288,895

Electrical Equipment—0.1%
GrafTech International, Ltd. (b)	22,919	115,970
LSI Industries, Inc.	54,665	371,176
Polypore International, Inc. (a) (b)	6,900	324,645

		811,791

Electronic Equipment, Instruments & Components—1.5%
Benchmark Electronics, Inc. (b)	147,500	3,752,400
Coherent, Inc. (b)	26,400	1,603,008
Insight Enterprises, Inc. (b)	63,500	1,644,015
Kimball Electronics, Inc. (b)	21,300	256,026
Newport Corp. (b)	60,000	1,146,600
Sanmina Corp. (b)	34,800	818,844
Vishay Intertechnology, Inc. (a)	54,700	774,005

		9,994,898

Energy Equipment & Services—2.0%
Dawson Geophysical Co.	12,962	158,525

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Exterran Holdings, Inc.	59,300	$1,931,994
FMSA Holdings, Inc. (a) (b)	29,400	203,448
Helix Energy Solutions Group, Inc. (b)	285,100	6,186,670
Key Energy Services, Inc. (b)	19,300	32,231
Mitcham Industries, Inc. (b)	18,000	106,740
Parker Drilling Co. (b)	119,700	367,479
Pioneer Energy Services Corp. (b)	258,700	1,433,198
SEACOR Holdings, Inc. (a) (b)	43,100	3,181,211

		13,601,496

Food & Staples Retailing—1.8%
Pantry, Inc. (The) (b)	75,400	2,794,324
Rite Aid Corp. (b)	954,600	7,178,592
Smart & Final Stores, Inc. (b)	70,300	1,105,819
SpartanNash Co.	32,700	854,778

		11,933,513

Food Products—1.0%
Chiquita Brands International, Inc. (b)	168,700	2,439,402
Farmer Bros Co. (a) (b)	9,400	276,830
Fresh Del Monte Produce, Inc.	40,000	1,342,000
John B Sanfilippo & Son, Inc.	3,000	136,500
Pinnacle Foods, Inc.	58,400	2,061,520
Sanderson Farms, Inc. (a)	2,100	176,453
Seneca Foods Corp. - Class A (b)	8,200	221,646

		6,654,351

Gas Utilities—1.9%
AGL Resources, Inc.	32,800	1,787,928
Chesapeake Utilities Corp.	11,850	588,471
Laclede Group, Inc. (The) (a)	99,339	5,284,835
Northwest Natural Gas Co. (a)	23,600	1,177,640
Piedmont Natural Gas Co., Inc.	17,700	697,557
Southwest Gas Corp.	58,100	3,591,161

		13,127,592

Health Care Equipment & Supplies—1.4%
Inogen, Inc. (b)	15,700	492,509
NuVasive, Inc. (b)	34,600	1,631,736
PhotoMedex, Inc. (a) (b)	41,680	63,770
Roka Bioscience, Inc. (a) (b)	29,400	129,654
SurModics, Inc. (a) (b)	78,986	1,745,591
Symmetry Surgical, Inc. (b)	20,225	157,553
Thoratec Corp. (a) (b)	152,200	4,940,412
TriVascular Technologies, Inc. (a) (b)	14,600	183,522

		9,344,747

Health Care Providers & Services—1.3%
Centene Corp. (b)	24,300	2,523,555
Cross Country Healthcare, Inc. (b)	256,500	3,201,120
HealthEquity, Inc. (b)	9,400	239,230
LHC Group, Inc. (a) (b)	37,300	1,163,014
Surgical Care Affiliates, Inc. (a) (b)	10,500	353,325
Triple-S Management Corp. - Class B (b)	43,400	1,037,694

Health Care Providers & Services—(Continued)
Trupanion, Inc. (a) (b)	31,800	220,374

		8,738,312

Health Care Technology—0.2%
MedAssets, Inc. (b)	60,300	1,191,528

Hotels, Restaurants & Leisure—0.5%
Dave & Buster’s Entertainment, Inc. (a) (b)	22,700	619,710
Isle of Capri Casinos, Inc. (b)	83,741	700,912
Jack in the Box, Inc.	7,300	583,708
Ruth’s Hospitality Group, Inc.	105,400	1,581,000
Scientific Games Corp. - Class A (b)	12,700	161,671

		3,647,001

Household Durables—0.5%
CSS Industries, Inc.	43,451	1,200,986
Leggett & Platt, Inc. (a)	36,700	1,563,787
Skullcandy, Inc. (b)	39,200	360,248

		3,125,021

Household Products—0.3%
Central Garden and Pet Co. - Class A (a) (b)	222,600	2,125,830

Independent Power and Renewable Electricity Producers—0.6%
Atlantic Power Corp. (a)	633,900	1,717,869
Dynegy, Inc. (b)	56,700	1,720,845
Ormat Technologies, Inc.	20,300	551,754

		3,990,468

Insurance—5.0%
American Equity Investment Life Holding Co.	147,900	4,317,201
Arch Capital Group, Ltd. (b)	13,156	777,519
Argo Group International Holdings, Ltd.	43,240	2,398,523
CNO Financial Group, Inc.	367,800	6,333,516
Global Indemnity plc (b)	4,500	127,665
Hallmark Financial Services, Inc. (a) (b)	28,521	344,819
Horace Mann Educators Corp.	90,611	3,006,473
Meadowbrook Insurance Group, Inc. (a)	65,400	553,284
Navigators Group, Inc. (The) (b)	4,600	337,364
Platinum Underwriters Holdings, Ltd.	79,700	5,851,574
Primerica, Inc. (a)	41,900	2,273,494
ProAssurance Corp.	67,700	3,056,655
StanCorp Financial Group, Inc.	24,600	1,718,556
Symetra Financial Corp.	122,100	2,814,405

		33,911,048

Internet & Catalog Retail—0.3%
Coupons.com, Inc. (a) (b)	15,800	280,450
Orbitz Worldwide, Inc. (b)	182,500	1,501,975
Wayfair, Inc. - Class A (a) (b)	12,700	252,095

		2,034,520

Internet Software & Services—0.8%
Amber Road, Inc. (b)	10,700	109,354

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Benefitfocus, Inc. (a) (b)	36,000	$1,182,240
EarthLink Holdings Corp. (a)	239,800	1,052,722
Five9, Inc. (a) (b)	17,900	80,192
IntraLinks Holdings, Inc. (b)	234,948	2,795,881
OPOWER, Inc. (a) (b)	1,000	14,230
Q2 Holdings, Inc. (b)	1,700	32,028

		5,266,647

IT Services—2.0%
CSG Systems International, Inc. (a)	46,000	1,153,220
EVERTEC, Inc.	13,400	296,542
Global Cash Access Holdings, Inc. (b)	24,100	172,315
Hackett Group, Inc. (The)	20,500	180,195
ManTech International Corp. - Class A	45,100	1,363,373
MoneyGram International, Inc. (a) (b)	190,600	1,732,554
NeuStar, Inc. - Class A (a) (b)	131,700	3,661,260
Sykes Enterprises, Inc. (b)	48,100	1,128,907
Unisys Corp. (b)	130,500	3,847,140

		13,535,506

Leisure Products—0.2%
Nautilus, Inc. (b)	79,900	1,212,882

Life Sciences Tools & Services—0.2%
INC Research Holdings, Inc. - Class A (b)	10,500	269,745
PRA Health Sciences, Inc. (b)	31,500	762,930
VWR Corp. (b)	25,900	670,033

		1,702,708

Machinery—2.8%
AGCO Corp. (a)	36,700	1,658,840
Briggs & Stratton Corp. (a)	208,900	4,265,738
Douglas Dynamics, Inc.	143,942	3,084,677
Federal Signal Corp.	77,100	1,190,424
Hurco Cos., Inc.	24,882	848,227
Hyster-Yale Materials Handling, Inc.	26,500	1,939,800
Kadant, Inc.	50,807	2,168,951
Mueller Water Products, Inc. - Class A	113,800	1,165,312
Standex International Corp.	21,157	1,634,590
Wabash National Corp. (a) (b)	71,400	882,504
Watts Water Technologies, Inc. - Class A	8,100	513,864

		19,352,927

Marine—0.6%
International Shipholding Corp. (a)	22,536	335,786
Matson, Inc.	100,700	3,476,164

		3,811,950

Media—1.1%
Entercom Communications Corp. - Class A (a) (b)	69,960	850,714
EW Scripps Co. (The) - Class A (a) (b)	179,600	4,014,060
Journal Communications, Inc. - Class A (b)	132,447	1,513,869
Lee Enterprises, Inc. (a) (b)	109,600	403,328
McClatchy Co. (The) - Class A (b)	135,100	448,532

Media—(Continued)
Saga Communications, Inc. - Class A	3,535	153,702

		7,384,205

Metals & Mining—0.8%
Ampco-Pittsburgh Corp. (a)	2,300	44,275
Coeur Mining, Inc. (a) (b)	103,800	530,418
Commercial Metals Co.	59,700	972,513
Schnitzer Steel Industries, Inc. - Class A (a)	15,300	345,168
Worthington Industries, Inc.	120,500	3,625,845

		5,518,219

Multi-Utilities—1.4%
Avista Corp. (a)	133,000	4,701,550
NorthWestern Corp.	83,383	4,717,810

		9,419,360

Multiline Retail—0.9%
Bon-Ton Stores, Inc. (The) (a)	61,954	459,079
Dillard’s, Inc. - Class A (a)	48,000	6,008,640

		6,467,719

Oil, Gas & Consumable Fuels—2.3%
Adams Resources & Energy, Inc.	1,700	84,915
Alon USA Energy, Inc. (a)	35,400	448,518
Cloud Peak Energy, Inc. (b)	300,700	2,760,426
Comstock Resources, Inc. (a)	104,500	711,645
EXCO Resources, Inc. (a)	355,600	771,652
Frontline, Ltd. (a) (b)	82,900	208,079
Midstates Petroleum Co., Inc. (a) (b)	174,900	264,099
Pacific Ethanol, Inc. (b)	13,300	137,389
REX American Resources Corp. (a) (b)	58,041	3,596,801
Stone Energy Corp. (a) (b)	27,700	467,576
VAALCO Energy, Inc. (b)	364,000	1,659,840
W&T Offshore, Inc. (a)	106,500	781,710
Warren Resources, Inc. (a) (b)	123,100	198,191
Western Refining, Inc.	85,600	3,233,968

		15,324,809

Paper & Forest Products—1.0%
Domtar Corp.	48,800	1,962,736
PH Glatfelter Co.	14,500	370,765
Resolute Forest Products, Inc. (b)	50,300	885,783
Schweitzer-Mauduit International, Inc.	84,300	3,565,890

		6,785,174

Pharmaceuticals—0.2%
Achaogen, Inc. (a) (b)	6,700	87,435
Amphastar Pharmaceuticals, Inc. (b)	66,600	773,226
Egalet Corp. (a) (b)	19,000	108,110
Revance Therapeutics, Inc. (a) (b)	19,800	335,412
ZS Pharma, Inc. (a) (b)	6,500	270,205

		1,574,388

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—1.7%
Barrett Business Services, Inc. (a)	116,060	$3,180,044
FTI Consulting, Inc. (b)	151,600	5,856,308
Paylocity Corp. (a) (b)	11,800	308,098
RPX Corp. (b)	63,300	872,274
VSE Corp.	23,440	1,544,696

		11,761,420

Real Estate Investment Trusts—13.5%
American Assets Trust, Inc.	8,900	354,309
Anworth Mortgage Asset Corp.	1,094,466	5,745,946
Apartment Investment & Management Co. - Class A	75,900	2,819,685
Ashford Hospitality Prime, Inc.	50,639	868,965
Ashford Hospitality Trust, Inc.	252,795	2,649,292
Capstead Mortgage Corp. (a)	418,558	5,139,892
CBL & Associates Properties, Inc.	161,800	3,142,156
Chambers Street Properties	186,900	1,506,414
Coresite Realty Corp.	128,700	5,025,735
CubeSmart	212,000	4,678,840
CYS Investments, Inc. (a)	835,500	7,285,560
DCT Industrial Trust, Inc.	183,975	6,560,548
DiamondRock Hospitality Co.	122,900	1,827,523
Education Realty Trust, Inc.	33,800	1,236,742
EPR Properties	29,000	1,671,270
FelCor Lodging Trust, Inc.	273,869	2,963,263
First Industrial Realty Trust, Inc.	48,600	999,216
First Potomac Realty Trust	188,200	2,326,152
Franklin Street Properties Corp.	62,600	768,102
Getty Realty Corp. (a)	56,136	1,022,237
Gladstone Commercial Corp.	28,300	485,911
Glimcher Realty Trust	11,800	162,132
Government Properties Income Trust (a)	132,300	3,044,223
Highwoods Properties, Inc.	22,500	996,300
Home Properties, Inc.	25,400	1,666,240
Hospitality Properties Trust	61,500	1,906,500
LaSalle Hotel Properties	30,600	1,238,382
LTC Properties, Inc. (a)	38,100	1,644,777
Mid-America Apartment Communities, Inc. (a)	5,632	420,598
Parkway Properties, Inc.	58,200	1,070,298
Pebblebrook Hotel Trust	49,600	2,263,248
Pennsylvania Real Estate Investment Trust	88,100	2,066,826
Potlatch Corp.	117,400	4,915,538
PS Business Parks, Inc.	13,800	1,097,652
RAIT Financial Trust (a)	364,700	2,797,249
Saul Centers, Inc.	1,582	90,475
Strategic Hotels & Resorts, Inc. (b)	29,300	387,639
Sunstone Hotel Investors, Inc.	166,900	2,755,519
Taubman Centers, Inc.	5,300	405,026
Urstadt Biddle Properties, Inc. - Class A	30,100	658,588
Washington Real Estate Investment Trust (a)	113,600	3,142,176

		91,807,144

Real Estate Management & Development—1.1%
Alexander & Baldwin, Inc.	79,000	3,101,540
Forestar Group, Inc. (a) (b)	105,300	1,621,620

Real Estate Management & Developmen—(Continued)
St. Joe Co. (The) (a) (b)	140,400	2,581,956

		7,305,116

Road & Rail—1.1%
AMERCO	1,800	511,668
ArcBest Corp. (a)	82,900	3,844,073
Celadon Group, Inc.	19,300	437,917
PAM Transportation Services, Inc. (b)	9,200	476,928
Quality Distribution, Inc. (b)	86,900	924,616
USA Truck, Inc. (a) (b)	49,800	1,414,320

		7,609,522

Semiconductors & Semiconductor Equipment—2.9%
Amkor Technology, Inc. (b)	182,400	1,295,040
DSP Group, Inc. (b)	108,487	1,179,254
First Solar, Inc. (a) (b)	39,700	1,770,421
IXYS Corp.	25,700	323,820
Pericom Semiconductor Corp. (b)	30,500	412,970
Photronics, Inc. (b)	118,000	980,580
RF Micro Devices, Inc. (a) (b)	220,400	3,656,436
Spansion, Inc. - Class A (b)	200,700	6,867,954
SunPower Corp. (a) (b)	52,100	1,345,743
Ultra Clean Holdings, Inc. (b)	48,800	452,864
Xcerra Corp. (b)	177,839	1,629,005

		19,914,087

Software—1.5%
A10 Networks, Inc. (b)	70,400	306,944
Actuate Corp. (b)	50,500	333,300
Aspen Technology, Inc. (b)	48,600	1,701,972
Fair Isaac Corp.	24,600	1,778,580
Globant S.A. (a) (b)	14,800	231,176
Paycom Software, Inc. (a) (b)	19,700	518,701
Rubicon Project, Inc. (The) (b)	18,100	292,134
Take-Two Interactive Software, Inc. (a) (b)	160,900	4,510,027
TeleCommunication Systems, Inc. - Class A (b)	54,400	169,728
Varonis Systems, Inc. (a) (b)	5,700	187,131

		10,029,693

Specialty Retail—3.0%
Barnes & Noble, Inc. (a) (b)	240,400	5,582,088
Boot Barn Holdings, Inc. (b)	2,800	50,960
Brown Shoe Co., Inc.	118,700	3,816,205
Children’s Place, Inc. (The) (a)	104,600	5,962,200
Guess, Inc.	85,300	1,798,124
hhgregg, Inc. (a) (b)	394,284	2,984,730

		20,194,307

Technology Hardware, Storage & Peripherals—0.4%
Avid Technology, Inc. (b)	172,960	2,457,762
Quantum Corp. (a) (b)	255,400	449,504

		2,907,266

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—1.1%
Iconix Brand Group, Inc. (a) (b)	177,100	$5,984,209
Unifi, Inc. (b)	61,881	1,839,722

		7,823,931

Thrifts & Mortgage Finance—1.1%
BankFinancial Corp. (a)	8,485	100,632
Beneficial Mutual Bancorp, Inc. (a) (b)	37,600	461,352
Charter Financial Corp. (a)	125,482	1,436,769
ESB Financial Corp. (a)	11,500	217,810
First Financial Northwest, Inc.	12,400	149,296
Fox Chase Bancorp, Inc.	10,500	175,035
Kearny Financial Corp. (a) (b)	5,700	78,375
Northfield Bancorp, Inc.	190,800	2,823,840
OceanFirst Financial Corp.	21,800	373,652
Territorial Bancorp, Inc.	6,200	133,610
United Financial Bancorp, Inc.	37,500	538,500
Walker & Dunlop, Inc. (b)	19,900	349,046
WSFS Financial Corp.	9,865	758,520

		7,596,437

Tobacco—0.7%
Alliance One International, Inc. (b)	73,000	115,340
Universal Corp. (a)	101,067	4,444,927

		4,560,267

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	39,798	1,814,391

Water Utilities—0.2%
California Water Service Group	43,100	1,060,691

Total Common Stocks (Cost $564,817,096)		653,863,354

Short-Term Investments—25.1%

Mutual Fund—21.6%
State Street Navigator Securities Lending MET Portfolio (c)	147,079,562	147,079,562

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $23,662,191 on 01/02/15, collateralized by $24,140,000 Federal Home Loan Bank at 0.160% due 03/11/15 with a value of $24,140,000.	23,662,191	23,662,191

Total Short-Term Investments (Cost $170,741,753)		170,741,753

Total Investments—121.3% (Cost $735,558,849) (d)		824,605,107
Other assets and liabilities (net)—(21.3)%		(144,818,901)

Net Assets—100.0%		$679,786,206

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $146,056,253 and the collateral received consisted of cash in the amount of $147,079,562 and non-cash collateral with a value of $4,342,473. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $737,342,883. The aggregate unrealized appreciation and depreciation of investments were $123,190,558 and $(35,928,334), respectively, resulting in net unrealized appreciation of $87,262,224 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini Index Futures	03/20/15	225	USD 26,040,825	$974,925

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$653,863,354	$—	$—	$653,863,354
Short-Term Investments
Mutual Fund	147,079,562	—	—	147,079,562
Repurchase Agreement	—	23,662,191	—	23,662,191
Total Short-Term Investments	147,079,562	23,662,191	—	170,741,753
Total Investments	$800,942,916	$23,662,191	$—	$824,605,107

Collateral for securities loaned (Liability)	$—	$(147,079,562)	$—	$(147,079,562)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$974,925	$—	$—	$974,925

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$824,605,107
Cash	9,643
Cash collateral for futures contracts	1,190,000
Receivable for:
Investments sold	2,421,943
Fund shares sold	9,127
Dividends	1,345,141
Prepaid expenses	1,714

Total Assets	829,582,675
Liabilities
Collateral for securities loaned	147,079,562
Payables for:
Investments purchased	1,210,703
Fund shares redeemed	732,532
Variation margin on futures contracts	218,250
Accrued expenses:
Management fees	386,011
Distribution and service fees	6,801
Deferred trustees’ fees	67,424
Other expenses	95,186

Total Liabilities	149,796,469

Net Assets	$679,786,206

Net assets consist of:
Paid in surplus	$531,636,664
Undistributed net investment income	8,257,969
Accumulated net realized gain	49,870,601
Unrealized appreciation on investments, futures contracts and foreign currency transactions	90,020,972

Net Assets	$679,786,206

Net Assets
Class A	$647,221,540
Class B	32,564,666
Capital Shares Outstanding*
Class A	35,783,218
Class B	1,814,811
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.09
Class B	17.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $735,558,849.
(b)	Includes securities loaned at value of $146,056,253.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$12,662,479
Interest	1,801
Securities lending income	1,019,856

Total investment income	13,684,136
Expenses
Management fees	5,401,092
Administration fees	16,753
Custodian and accounting fees	110,872
Distribution and service fees—Class B	77,207
Audit and tax services	42,010
Legal	43,250
Trustees’ fees and expenses	43,760
Shareholder reporting	76,849
Insurance	4,333
Miscellaneous	10,856

Total expenses	5,826,982
Less management fee waiver	(629,287)

Net expenses	5,197,695

Net Investment Income	8,486,441

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	52,539,078
Futures contracts	(330,563)
Foreign currency transactions	(21)

Net realized gain	52,208,494

Net change in unrealized appreciation (depreciation) on:
Investments	(32,526,372)
Futures contracts	710,055
Foreign currency transactions	(253)

Net change in unrealized depreciation	(31,816,570)

Net realized and unrealized gain	20,391,924

Net Increase in Net Assets From Operations	$28,878,365

(a)	Net of foreign withholding taxes of $27,656.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,486,441	$7,670,608
Net realized gain	52,208,494	97,079,961
Net change in unrealized appreciation (depreciation)	(31,816,570)	77,686,840

Increase in net assets from operations	28,878,365	182,437,409

From Distributions to Shareholders
Net investment income
Class A	(8,011,314)	(4,693,106)
Class B	(267,345)	(137,094)
Net realized capital gains
Class A	(87,679,384)	0
Class B	(3,695,921)	0

Total distributions	(99,653,964)	(4,830,200)

Increase (decrease) in net assets from capital share transactions	(26,338,519)	196,541,571

Total increase (decrease) in net assets	(97,114,118)	374,148,780

Net Assets
Beginning of period	776,900,324	402,751,544

End of period	$679,786,206	$776,900,324

Undistributed net investment income
End of period	$8,257,969	$7,727,751

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,369,421	$41,163,248	17,042,620	$281,210,557
Reinvestments	5,675,605	95,690,698	295,536	4,693,106
Redemptions	(9,685,830)	(167,274,836)	(4,947,996)	(87,090,034)

Net increase (decrease)	(1,640,804)	$(30,420,890)	12,390,160	$198,813,629

Class B
Sales	224,136	$3,921,256	215,277	$3,745,167
Reinvestments	236,613	3,963,266	8,677	137,094
Redemptions	(214,007)	(3,802,151)	(355,231)	(6,154,319)

Net increase (decrease)	246,742	$4,082,371	(131,277)	$(2,272,058)

Increase (decrease) derived from capital shares transactions		$(26,338,519)		$196,541,571

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.93	$15.07	$13.14	$14.85	$12.52

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.21	0.15	0.18
Net realized and unrealized gain (loss) on investments	0.52	4.77	1.84	(1.62)	2.26

Total from investment operations	0.74	4.98	2.05	(1.47)	2.44

Less Distributions
Distributions from net investment income	(0.22)	(0.12)	(0.12)	(0.24)	(0.11)
Distributions from net realized capital gains	(2.36)	0.00	0.00	0.00	0.00

Total distributions	(2.58)	(0.12)	(0.12)	(0.24)	(0.11)

Net Asset Value, End of Period	$18.09	$19.93	$15.07	$13.14	$14.85

Total Return (%) (b)	4.66	33.25	15.66	(10.12)	19.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.83	0.84	0.85	0.87
Net ratio of expenses to average net assets (%) (c)	0.73	0.75	0.84	0.85	0.87
Ratio of net investment income to average net assets (%)	1.22	1.21	1.44	1.08	1.39
Portfolio turnover rate (%)	35	110	38	47	41
Net assets, end of period (in millions)	$647.2	$745.9	$377.3	$302.8	$258.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.79	$14.97	$13.06	$14.78	$12.48

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.16	0.17	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.50	4.74	1.83	(1.62)	2.24

Total from investment operations	0.68	4.90	2.00	(1.50)	2.40

Less Distributions
Distributions from net investment income	(0.17)	(0.08)	(0.09)	(0.22)	(0.10)
Distributions from net realized capital gains	(2.36)	0.00	0.00	0.00	0.00

Total distributions	(2.53)	(0.08)	(0.09)	(0.22)	(0.10)

Net Asset Value, End of Period	$17.94	$19.79	$14.97	$13.06	$14.78

Total Return (%) (b)	4.37	32.90	15.36	(10.36)	19.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.08	1.09	1.10	1.12
Net ratio of expenses to average net assets (%) (c)	0.98	1.00	1.09	1.10	1.12
Ratio of net investment income to average net assets (%)	1.00	0.90	1.18	0.85	1.21
Portfolio turnover rate (%)	35	110	38	47	41
Net assets, end of period (in millions)	$32.6	$31.0	$25.4	$21.8	$16.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFICs), foreign currency transactions, and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $23,662,191, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$974,925

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(330,563)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$710,055

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$20,775

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$234,755,442	$830,000	$353,577,844

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $6,665,760 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,401,092	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period November 1, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

Prior to November 1, 2014 the Adviser had agreed, for the period April 28, 2014 to October 31, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $50 million
0.100%	$50 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-20

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$43,684,657	$4,830,200	$55,969,307	$—	$99,653,964	$4,830,200

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$29,989,302	$30,965,653	$87,262,012	$—	$148,216,967

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-25

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-26

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

JPMorgan Small Cap Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. (“JPMorgan”) regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other information relating specifically to the Portfolio’s performance, the Board noted that JPMorgan assumed portfolio management responsibility for the Portfolio on April 29, 2013, and that investment performance prior to that date represents that of a different investment adviser. The Board also considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2014. In addition, the Board took into account management’s discussion of the Portfolio’s performance, including a recent trend toward improved performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board also noted that the Adviser was in the final stages of negotiating reductions to the Portfolio’s sub-advisory fee schedule, and that the Adviser intended to waive a corresponding portion of its advisory fees in order for contractholders to benefit from the lower sub-advisory fees and that those changes would be presented to the Board in February 2015 to be effective later in 2015.

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 3.76% and 3.47%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (“Citi WGBI”)2, returned 4.94% and -0.48%, respectively. A blend of the MSCI World Index (60%) and the Citi WGBI (40%) returned 2.80%.

MARKET ENVIRONMENT / CONDITIONS

While the U.S. economy continued its recovery in 2014, the same could not be said for several other developed economies around the world, such as Europe and Japan, where stagnant growth resulted in reduced growth forecasts leading into 2015. The U.S. recovery was reflected in market returns with the S&P 500 Index reaching record highs on more than 50 trading days during the year, as healthy earnings-per-share growth, continued share buybacks, and double-digit dividend growth lifted share prices. Outside the U.S., dollar strength translated what were only muted gains in local currency terms into negative returns for U.S. investors.

Global bond yields continued to fall toward the end of the year. Concerns over global growth and easing central bank policies, along with geopolitical tensions, a commodity selloff and currency volatility, created the backdrop to drive yields lower across major markets. U.S. Treasuries have stayed near their lows, particularly among longer-dated issues.

The U.S. dollar furthered its rally against virtually every major currency, largely driven by diverging growth and interest rate projections for the U.S. compared to the rest of the world. Increasingly accommodative central banking policies by the Bank of Japan and the European Central Bank (the “ECB”) caused the yen and euro to fall to levels not seen in several years. Additional pressure on oil-exporting countries, such as Norway, was another factor in the depreciation of such currencies. In the eurozone, the lack of growth and disinflationary pressures continued to be concerns. Credit conditions remained uneven with limited prospects for improvement; however, markets continued to rally on the expectation that the ECB would ramp up its quantitative easing efforts. Yields on German bunds and peripheral European bonds, with the exception of Greece, reached historic lows.

Elsewhere, oil prices fell to multi-year lows amid a substantial supply-demand imbalance. In November, Organization of the Petroleum Exporting Countries (OPEC) announced that it would not cut production, which compounded a price rout that had been well underway since June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Against this backdrop, the Portfolio, with its exposure to both equity and fixed income securities, underperformed the all-equity MSCI World Index. The equity portion of the Portfolio performed strongly with nearly every MSCI sector contributing to results. However, given the strength of U.S. large cap stocks, the Portfolio’s out-of-benchmark allocation to Emerging Markets securities and specific North American stocks detracted from overall performance relative to the MSCI World Index. On a sector basis, stock selection in the Information Technology (“IT”), Consumer Staples and Energy sectors diminished relative performance. Not having exposure to the Utilities sector also hurt due to the surprisingly low global interest rates in 2014.

The stocks that contributed least to overall performance were Adidas AG, Genomma Lab Internacional and Noble Energy. Global sports apparel company Adidas underperformed over the last year as conditions in Russia deteriorated, competitive intensity rose and its golf business underperformed expectations. These issues led to a material decline in operating margins that was far below our forecasts. Genomma, a large global pharmaceutical, is facing considerable challenges from continued weakness in the Mexican economy, foreign exchange headwinds and uncertainty around expansion plans in Europe. We believe the company’s valuation is very attractive, and we expect fundamentals to rebound strongly in 2015. Noble Energy, an independent energy exploration and production company, came under pressure during the fourth quarter of 2014 due primarily to a 50% decline in global crude oil prices. This decline was exacerbated by OPEC’s Thanksgiving Day decision keeping current production quotas in place, rather than cutting supply to support prices. Lower crude prices will likely negatively impact Noble’s cash flow and earnings potential and will most likely result in lower production growth in 2015. Recent news that Israel’s Antitrust Authority is reconsidering its prior deal allowing Noble to develop the Leviathan gas field presents additional risk to production and cash flow growth in the medium term.

On a positive note, an underweight exposure to Europe, combined with very strong stock selection within the region, negated a large part of this relative underperformance. A large underweight to Developed Asia also proved beneficial. Stock selection was particularly strong among the Consumer Discretionary, Health Care and Materials sectors. An underweight in Materials, plus not having exposure to the Telecommunications sector also boosted performance. On an individual basis, the top contributors to performance were Shire plc, Transdigm Group and Autozone. Under a new CEO, Shire plc, a specialty pharmaceutical company, is streamlining their existing businesses (mainly medications for ADHD and rare diseases) and utilizing their strong balance sheet to augment their internal growth via bolt-on acquisitions. In addition, the company’s strong cost discipline and their focus on internal research and development will also add to future earnings acceleration. Transdigm Group, a manufacturer of aircraft components, reported strong fiscal third-quarter earnings, highlighted by strong organic revenue growth of roughly 7% and a re-acceleration in aftermarket revenue growth, up 15% year over year. The company raised revenue and cash flow guidance for the fiscal year to reflect an improved outlook for the

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

commercial aftermarket segment. The company also exhibited its commitment to shareholder returns via a $25 per share special dividend (in June) and its first share repurchase in years (disclosed in August). We continued to have high conviction in specialty-automotive retailer AutoZone. The company reported strong earnings in early December as revenues grew 8% with broad-based strength and reduced their share count by 5.5% on a year-over-year basis though its aggressive share buyback program.

For the fixed income portion of the Portfolio, currency allocation was a strong driver of performance during the year. Our preference for the U.S. dollar over the euro, British pound and Japanese yen contributed to results as these currencies lost value relative to the dollar. Small positions in the Mexican peso, Norwegian krone and Brazilian real hindered results as the currencies depreciated amid continued U.S. dollar strength. Selection among U.S. issuers aided performance, with strong returns from several high yield and convertible names. The Portfolio’s small exposure to the U.K. hindered returns as the U.K economic recovery continued.

Over the course of the year, the Portfolio’s sector and regional weights have changed based on where we discovered our best bottom-up stock ideas. We have further increased the Portfolio’s overweight to the Consumer Discretionary sector through a purchase of Jarden Corp. We found Jarden attractive, given the opportunity to meaningfully accelerate sales both organically and inorganically, expand margins though selective price increases and modest cost reductions, and what we view as a best-in-class management team that has a stellar record on capital allocation. We also have increased the Portfolio’s Financials exposure through purchases of AIA Group and Travelers. AIA is a pan-South East Asian life insurance company that was spun off by AIG in 2010. It sells life protection and long-term savings products. Its sales and profit growth is strong, driven by emergence of the middle class in Asia and by the need for greater savings and protection due to an insufficient social security safety net. We bought the stock because of our confidence in the company’s ability to sustain high growth for many more years. Travelers is a U.S. property and casualty insurance company with a strong franchise providing insurance for small- and medium-size businesses. It has excellent management and a history of retuning almost all of its profits to shareholders via dividends and buybacks. We liked the stock because we think that the pricing environment will stay more stable than the market expects.

Recently, given the turmoil in the energy market, we have decreased the Portfolio’s exposure to the Energy sector by exiting out of two names, as oil prices have plummeted almost 50% over the last six months. While operational execution improved markedly over the course of 2014, deteriorating macroeconomic fundamentals for natural gas in the U.S. are likely to pressure exploration and production company Gulfport Energy Corp.’s ability to grow cash flow and production, and as a result, we sold the security. We also have eliminated the Portfolio’s position in National Oilwell Varco (“NOV”), a global oil services company, due to the rapid decline in oil prices and the expected impact that this will have on NOV’s business moving forward. While slowing demand for offshore rigs has been evident for some time, the sharp decline in oil prices in the second half of 2015 will likely pressure NOV’s shorter-cycle businesses. The company’s strong cash generation has served as a redeeming attribute during the energy selloff and helped to buoy the stock. We deployed some of the capital into higher conviction names, like Kinder Morgan, and are holding the remainder of the proceeds in cash for now. The sale of these two names, along with sales of ACE Ltd. and Qualcomm reduced our North American exposure bringing our relative overweight to an underweight in the region at year-end.

At period end, the equity portion of the Portfolio had an unconstrained, fundamentally driven strategy with an emphasis on forward-looking scenario analysis. As a result of our bottom-up investment approach, we were primarily overweight the Consumer Discretionary, Health Care, Industrials and IT sectors, while underweight the Consumer Staples, Materials and Financials sectors. We did not own equity securities in the Telecommunications and Utilities sectors, as we continued to find the high capital intensity of these businesses relatively unattractive.

Equity positions held at period end are the direct result of our fundamental research and reflect what we believed are the most attractive opportunities based on quality, intrinsic value and valuation. From a regional perspective, we remained underweight developed Asia, Emerging Markets and Europe and held a large overweight in North America. Our relative positioning at year end was the result of our process as we look to identify quality companies that have the ability to grow intrinsic value and currently trade at an attractive valuation. While recent market conditions have been challenging, we continued to maintain our long-term focus in positioning the Portfolio.

At the end of the reporting period, the fixed income portion of the Portfolio had a corporate bond allocation of 60% and high yield allocation of 38%. Yields on corporates have remained relatively steady as government rates have declined, leading to spread widening. Volatility has clearly increased in the corporate bond market over the past few months, and we continued to see strong investor demand for new issues and generally favorable fundamentals and technicals. Overall, high yield valuations were more attractive at year end but still remained somewhat extended on a historical basis. Certain credit-specific stories and shorter-maturity high yield remained compelling.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio continued to prefer the U.S. dollar over the euro and yen, with tactical positioning in emerging market currencies. In addition, the Portfolio continued to maintain its short-duration stance.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[3]
Loomis Sayles Global Markets Portfolio
Class A	3.76	11.52	8.24
Class B	3.47	11.24	7.97
MSCI World Index	4.94	10.20	4.73
Citigroup World Government Bond Index	-0.48	1.67	4.18

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

3 Inception date of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Equity Sectors

% of Net Assets
Financials	14.8
Consumer Discretionary	12.2
Information Technology	11.3
Health Care	10.6
Industrials	9.3

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	17.6
Foreign Government	5.5
U.S. Treasury & Government Agencies	3.2
Convertible Bonds	1.7
Municipals	0.2

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.78%	$1,000.00	$983.70	$3.90
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B	Actual	1.03%	$1,000.00	$982.30	$5.15
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—69.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
Precision Castparts Corp.	38,574	$9,291,705
TransDigm Group, Inc. (a)	61,907	12,155,440

		21,447,145

Auto Components—0.6%
Motherson Sumi Systems, Ltd.	412,605	3,001,074

Automobiles—0.7%
Suzuki Motor Corp.	113,900	3,423,947

Banks—5.1%
Citigroup, Inc.	160,706	8,695,802
HDFC Bank, Ltd.	327,408	5,679,619
M&T Bank Corp. (a)	48,281	6,065,059
Mitsubishi UFJ Financial Group, Inc.	1,039,200	5,696,004

		26,136,484

Beverages—3.2%
Anheuser-Busch InBev NV	60,885	6,851,615
Asahi Group Holdings, Ltd.	145,800	4,500,293
Diageo plc	181,979	5,219,367

		16,571,275

Biotechnology—1.2%
Gilead Sciences, Inc. (b)	65,211	6,146,789

Capital Markets—1.7%
Goldman Sachs Group, Inc. (The)	46,089	8,933,431

Chemicals—1.8%
Praxair, Inc.	30,529	3,955,337
Valspar Corp. (The)	62,386	5,395,141

		9,350,478

Consumer Finance—1.6%
American Express Co.	86,618	8,058,939

Diversified Financial Services—1.7%
London Stock Exchange Group plc	252,452	8,673,338

Energy Equipment & Services—3.3%
Core Laboratories NV	30,713	3,696,002
Oceaneering International, Inc.	97,888	5,756,793
Schlumberger, Ltd.	89,067	7,607,213

		17,060,008

Health Care Providers & Services—1.4%
UnitedHealth Group, Inc.	72,645	7,343,683

Hotels, Restaurants & Leisure—1.5%
Wyndham Worldwide Corp.	90,255	7,740,269

Household Durables—0.7%
Jarden Corp. (b)	78,190	3,743,737

Insurance—4.5%
AIA Group, Ltd.	1,342,000	7,363,982
Legal & General Group plc	2,461,751	9,455,143
Travelers Cos., Inc. (The)	59,759	6,325,490

		23,144,615

Internet & Catalog Retail—3.6%
Amazon.com, Inc. (b)	19,944	6,189,621
Priceline Group, Inc. (The) (b)	10,849	12,370,138

		18,559,759

Internet Software & Services—4.8%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	82,459	8,570,788
Facebook, Inc. - Class A (b)	58,845	4,591,087
Google, Inc. - Class A (b)	11,014	5,844,689
Google, Inc. - Class C (b)	11,014	5,797,770

		24,804,334

IT Services—4.5%
CGI Group, Inc. - Class A (a) (b)	249,500	9,511,409
Cielo S.A.	205,000	3,212,485
HCL Technologies, Ltd.	180,949	4,593,274
Nomura Research Institute, Ltd. (a)	182,100	5,591,551

		22,908,719

Machinery—1.4%
Atlas Copco AB - A Shares	255,791	7,120,487

Oil, Gas & Consumable Fuels—2.1%
Kinder Morgan, Inc. (a)	157,383	6,658,875
Noble Energy, Inc.	90,737	4,303,656

		10,962,531

Personal Products—1.3%
Hengan International Group Co., Ltd.	661,500	6,900,315

Pharmaceuticals—8.0%
Bayer AG	49,917	6,824,124
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	2,857,147	5,443,660
Novo Nordisk A/S - Class B	169,719	7,181,083
Roche Holding AG	41,557	11,263,629
Valeant Pharmaceuticals International, Inc. (b)	74,591	10,674,718

		41,387,214

Road & Rail—1.3%
Genesee & Wyoming, Inc. - Class A (b)	76,755	6,901,810

Semiconductors & Semiconductor Equipment—0.9%
Texas Instruments, Inc.	88,568	4,735,288

Software—1.2%
FactSet Research Systems, Inc. (a)	42,276	5,950,347

Specialty Retail—3.9%
AutoZone, Inc. (a) (b)	19,208	11,891,865

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Lowe’s Cos., Inc.	54,495	$3,749,256
Signet Jewelers, Ltd.	34,948	4,598,108

		20,239,229

Textiles, Apparel & Luxury Goods—1.2%
Luxottica Group S.p.A.	116,407	6,373,009

Trading Companies & Distributors—2.4%
Brenntag AG	107,076	6,025,098
WW Grainger, Inc. (a)	24,802	6,321,782

		12,346,880

Total Common Stocks (Cost $303,853,925)		359,965,134

Corporate Bonds & Notes—17.6%

Advertising—0.1%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.
5.250%, 02/15/22 (144A)	25,000	25,188
5.875%, 03/15/25 (144A) (a)	55,000	55,412
Visant Corp.
10.000%, 10/01/17	100,000	86,750
WPP plc
6.000%, 04/04/17 (GBP)	160,000	274,003

		441,353

Aerospace/Defense—0.0%
TransDigm, Inc.
6.500%, 07/15/24	76,000	76,380

Airlines—0.4%
Air Canada
7.625%, 10/01/19 (144A) (CAD)	470,000	430,334
Delta Air Lines Pass-Through Trust
8.021%, 08/10/22	1,128,882	1,303,858
U.S. Airways Pass-Through Trust
5.900%, 10/01/24	71,545	79,773
8.000%, 10/01/19	35,818	39,759
United Continental Holdings, Inc.
6.375%, 06/01/18	305,000	322,538

		2,176,262

Auto Manufacturers—0.5%
Ford Motor Co.
6.625%, 10/01/28	1,675,000	2,057,210
Kia Motors Corp.
3.625%, 06/14/16 (144A)	300,000	309,312

		2,366,522

Auto Parts & Equipment—0.3%
Gajah Tunggal Tbk PT
7.750%, 02/06/18 (144A)	300,000	277,500

Auto Parts & Equipment—(Continued)
Goodyear Tire & Rubber Co. (The)
7.000%, 03/15/28	1,228,000	$1,270,980

		1,548,480

Banks—2.7%
Axis Bank, Ltd.
3.250%, 05/21/20 (144A)	225,000	222,667
Banco de Credito e Inversiones
3.000%, 09/13/17 (144A)	600,000	611,875
Banco do Brasil S.A.
3.875%, 10/10/22	300,000	275,250
Banco Santander Brasil S.A.
4.625%, 02/13/17 (144A)	400,000	414,520
Banco Santander Mexico S.A.
4.125%, 11/09/22 (144A)	150,000	148,530
Banco Votorantim S.A.
6.250%, 05/16/16 (144A) (BRL)	450,000	197,680
Barclays plc
2.750%, 11/08/19	475,000	472,098
Canara Bank
6.365%, 11/28/21 (c)	200,000	203,099
Corpbanca S.A.
3.125%, 01/15/18	465,000	462,094
Credit Agricole S.A.
7.500%, 06/23/26 (GBP) (c)	160,000	244,139
Export-Import Bank of Korea
3.000%, 05/22/18 (144A) (NOK)	1,700,000	237,405
Goldman Sachs Group, Inc. (The)
3.375%, 02/01/18 (CAD)	300,000	266,243
6.750%, 10/01/37	945,000	1,188,219
GTB Finance B.V.
6.000%, 11/08/18 (144A)	200,000	186,000
Hana Bank
4.000%, 11/03/16 (144A)	200,000	208,696
ICICI Bank, Ltd.
3.500%, 03/18/20 (144A)	620,000	623,909
6.375%, 04/30/22 (144A) (c)	300,000	308,250
Industrial Bank of Korea
2.375%, 07/17/17 (144A)	300,000	303,852
Itau Unibanco Holding S.A.
6.200%, 12/21/21 (144A) (a)	300,000	314,814
Lloyds Banking Group plc
4.500%, 11/04/24	200,000	201,828
Macquarie Bank, Ltd.
6.625%, 04/07/21 (144A)	500,000	577,201
Morgan Stanley
4.100%, 05/22/23	200,000	202,488
4.350%, 09/08/26	315,000	316,882
7.250%, 05/26/15 (AUD)	300,000	248,875
7.625%, 03/03/16 (AUD)	500,000	427,659
PKO Finance AB
4.630%, 09/26/22 (144A)	450,000	471,375
Royal Bank of Scotland Group plc
6.000%, 12/19/23	470,000	508,727

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Siam Commercial Bank PCL
3.500%, 04/07/19 (144A)	420,000	$431,420
Societe Generale S.A.
5.000%, 01/17/24 (144A) (a)	485,000	487,658
6.750%, 04/07/21 (EUR) (c)	195,000	228,999
Standard Chartered plc
4.000%, 10/21/25 (EUR) (c)	250,000	320,563
State Bank of India
4.125%, 08/01/17 (144A)	300,000	311,322
TC Ziraat Bankasi A/S
4.250%, 07/03/19 (144A)	380,000	379,544
Turkiye Garanti Bankasi A/S
4.000%, 09/13/17 (144A)	300,000	304,524
Turkiye Is Bankasi
3.875%, 11/07/17 (144A)	400,000	402,440
UniCredit S.p.A.
6.950%, 10/31/22 (EUR)	300,000	426,578
Woori Bank Co., Ltd.
5.875%, 04/13/21 (144A)	200,000	227,918
Yapi ve Kredi Bankasi A/S
5.250%, 12/03/18 (144A)	360,000	372,204

		13,737,545

Beverages—0.0%
Constellation Brands, Inc.
4.750%, 11/15/24 (a)	110,000	111,375
DS Services of America, Inc.
10.000%, 09/01/21 (144A)	125,000	144,375

		255,750

Building Materials—0.2%
Atrium Windows & Doors, Inc.
7.750%, 05/01/19 (144A)	215,000	180,600
Cemex Finance LLC
6.000%, 04/01/24 (144A) (a)	265,000	258,375
Masco Corp.
6.500%, 08/15/32	30,000	30,675
7.750%, 08/01/29	200,000	230,000
Union Andina de Cementos SAA
5.875%, 10/30/21 (144A) (a)	450,000	456,525

		1,156,175

Chemicals—0.9%
Braskem Finance, Ltd.
5.750%, 04/15/21 (144A) (a)	200,000	201,500
Hercules, Inc.
6.500%, 06/30/29	10,000	9,000
Incitec Pivot Finance LLC
6.000%, 12/10/19 (144A)	80,000	88,959
Israel Chemicals, Ltd.
4.500%, 12/02/24 (144A)	380,000	380,228
Momentive Specialty Chemicals, Inc.
7.875%, 02/15/23 (d)	899,000	548,390
8.375%, 04/15/16 (d)	1,961,000	1,637,435
9.200%, 03/15/21 (d)	1,910,000	1,360,875

Chemicals—(Continued)
OCP S.A.
6.875%, 04/25/44 (144A) (a)	245,000	262,787

		4,489,174

Commercial Services—0.1%
Cielo S.A. / Cielo USA, Inc.
3.750%, 11/16/22 (144A)	540,000	486,000
RR Donnelley & Sons Co.
7.000%, 02/15/22	255,000	273,488

		759,488

Cosmetics/Personal Care—0.0%
Avon Products, Inc.
6.950%, 03/15/43	35,000	28,875

Diversified Financial Services—0.9%
CIMPOR Financial Operations B.V.
5.750%, 07/17/24 (144A)	410,000	359,734
General Motors Financial Co., Inc.
4.375%, 09/25/21	100,000	104,375
Jefferies Group LLC
5.125%, 01/20/23	50,000	50,826
6.250%, 01/15/36	175,000	171,985
6.450%, 06/08/27	50,000	51,877
6.875%, 04/15/21	480,000	545,645
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
7.375%, 10/01/17	90,000	92,700
Mubadala GE Capital, Ltd.
3.000%, 11/10/19 (144A)	435,000	430,598
Nomura Holdings, Inc.
2.750%, 03/19/19 (a)	485,000	490,312
Old Mutual plc
8.000%, 06/03/21 (GBP)	280,000	495,919
SLM Corp.
5.500%, 01/25/23	555,000	531,412
5.625%, 08/01/33	975,000	736,125
Springleaf Finance Corp.
7.750%, 10/01/21	165,000	184,800
8.250%, 10/01/23	65,000	72,800
Unifin Financiera SAPI de C.V.
6.250%, 07/22/19 (144A) (a)	385,000	350,350

		4,669,458

Electric—0.7%
AES Corp.
4.875%, 05/15/23	125,000	124,063
CEZ A/S
4.250%, 04/03/22 (144A)	400,000	425,324
DPL, Inc.
6.750%, 10/01/19 (144A)	131,000	132,310
Dubai Electricity & Water Authority
6.375%, 10/21/16 (144A)	200,000	215,500
8.500%, 04/22/15 (144A)	300,000	305,730

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
E.CL S.A.
5.625%, 01/15/21 (144A)	250,000	$269,890
EDP Finance B.V.
4.125%, 01/15/20 (144A) (a)	200,000	201,120
Emgesa S.A. E.S.P
8.750%, 01/25/21 (144A) (COP)	1,210,000,000	548,102
Empresas Publicas de Medellin E.S.P.
8.375%, 02/01/21 (144A) (COP)	1,610,000,000	711,882
Transelec S.A.
4.250%, 01/14/25 (144A)	460,000	457,982

		3,391,903

Engineering & Construction—0.1%
AECOM Technology Corp.
5.750%, 10/15/22 (144A)	20,000	20,450
5.875%, 10/15/24 (144A)	20,000	20,450
Odebrecht Offshore Drilling Finance, Ltd.
6.750%, 10/01/22 (144A)	377,000	344,955
Sydney Airport Finance Co. Pty., Ltd.
5.125%, 02/22/21 (144A)	140,000	156,836

		542,691

Food—0.6%
BRF S.A.
3.950%, 05/22/23 (144A)	1,085,000	1,003,083
5.875%, 06/06/22 (144A)	200,000	211,600
7.750%, 05/22/18 (144A) (BRL)	480,000	156,196
Cosan Luxembourg S.A.
5.000%, 03/14/23 (144A) (a)	200,000	178,000
SUPERVALU, Inc.
6.750%, 06/01/21 (a)	1,415,000	1,390,237

		2,939,116

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A.
4.750%, 01/11/22	400,000	411,107
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A)	400,000	393,120

		804,227

Gas—0.0%
China Resources Gas Group, Ltd.
4.500%, 04/05/22 (144A)	200,000	211,071

Healthcare-Services—1.8%
HCA, Inc.
7.050%, 12/01/27	80,000	81,200
7.500%, 11/06/33	5,060,000	5,313,000
7.580%, 09/15/25	375,000	418,125
7.690%, 06/15/25	755,000	849,375
7.750%, 07/15/36	1,420,000	1,519,400
Tenet Healthcare Corp.
6.875%, 11/15/31	910,000	855,400

		9,036,500

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
3.500%, 01/13/17 (144A)	200,000	207,212

Home Builders—0.1%
K Hovnanian Enterprises, Inc.
5.000%, 11/01/21	700,000	595,000
KB Home
4.750%, 05/15/19	100,000	98,500
TRI Pointe Holdings, Inc.
4.375%, 06/15/19 (144A)	20,000	19,725

		713,225

Home Furnishings—0.1%
Arcelik A/S
5.000%, 04/03/23 (144A) (a)	300,000	288,930

Housewares—0.0%
Newell Rubbermaid, Inc.
4.000%, 12/01/24	150,000	153,086

Insurance—0.3%
Forethought Financial Group, Inc.
8.625%, 04/15/21 (144A)	820,000	939,241
Genworth Holdings, Inc.
4.800%, 02/15/24 (a)	75,000	60,797
4.900%, 08/15/23	135,000	108,769
6.500%, 06/15/34	90,000	74,450
Old Republic International Corp.
4.875%, 10/01/24	175,000	182,678

		1,365,935

Internet—0.1%
Baidu, Inc.
3.250%, 08/06/18	600,000	613,328

Iron/Steel—0.7%
ArcelorMittal
7.250%, 03/01/41	540,000	545,400
CSN Resources S.A.
6.500%, 07/21/20 (144A) (a)	100,000	92,000
GTL Trade Finance, Inc.
5.893%, 04/29/24 (144A)	452,000	436,180
Hyundai Steel Co.
4.625%, 04/21/16 (144A)	400,000	413,192
Samarco Mineracao S.A.
4.125%, 11/01/22 (144A)	300,000	264,000
Tupy Overseas S.A.
6.625%, 07/17/24 (144A)	200,000	192,000
United States Steel Corp.
7.500%, 03/15/22	290,000	303,050
Vale Overseas, Ltd.
6.875%, 11/21/36	585,000	616,701
Vale S.A.
5.625%, 09/11/42 (a)	525,000	488,990

		3,351,513

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc.
8.750%, 12/15/19 (144A)	65,000	$68,413

Media—0.2%
Dex Media, Inc.
14.000%, 01/29/17 (e)	5,523	2,403
DISH DBS Corp.
5.875%, 11/15/24 (144A)	40,000	40,200
Grupo Televisa S.A.B.
7.250%, 05/14/43 (MXN)	6,000,000	348,258
Myriad International Holding B.V.
6.000%, 07/18/20 (144A)	200,000	218,500
VTR Finance B.V.
6.875%, 01/15/24 (144A)	200,000	204,000

		813,361

Mining—0.1%
Hecla Mining Co.
6.875%, 05/01/21	320,000	281,600
Minera y Metalurgica del Boleo S.A. de C.V.
2.875%, 05/07/19 (144A) (a)	480,000	487,494

		769,094

Multi-National—0.3%
Banco Latinoamericano de Comercio Exterior S.A.
3.750%, 04/04/17 (144A) (a)	625,000	643,750
Central American Bank for Economic Integration
3.875%, 02/09/17 (144A)	550,000	565,168
International Finance Corp.
7.800%, 06/03/19 (INR)	29,000,000	500,703

		1,709,621

Oil & Gas—1.5%
Cimarex Energy Co.
4.375%, 06/01/24	120,000	114,600
Continental Resources, Inc.
3.800%, 06/01/24	50,000	44,727
4.500%, 04/15/23	10,000	9,512
Ecopetrol S.A.
5.875%, 09/18/23 (a)	740,000	783,475
Halcon Resources Corp.
8.875%, 05/15/21 (a)	185,000	139,213
Korea National Oil Corp.
3.125%, 04/03/17 (144A)	200,000	205,214
NGC Corp. Capital Trust I
8.316%, 06/01/27 (f) (g)	520,000	0
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/21 (144A)	170,000	158,950
Pacific Rubiales Energy Corp.
5.125%, 03/28/23 (144A) (a)	895,000	704,812
5.625%, 01/19/25 (144A) (a)	235,000	180,362
Pertamina Persero PT
4.300%, 05/20/23 (144A)	1,115,000	1,064,825
Petrobras Global Finance B.V.
4.375%, 05/20/23 (a)	1,545,000	1,328,824

Oil & Gas—(Continued)
Petrobras International Finance Co.
5.750%, 01/20/20	365,000	352,484
6.250%, 12/14/26 (GBP)	200,000	278,990
Petroleos Mexicanos
4.250%, 01/15/25 (144A)	320,000	317,920
Reliance Holdings USA, Inc.
5.400%, 02/14/22 (144A)	500,000	541,654
Rosetta Resources, Inc.
5.625%, 05/01/21	245,000	224,199
Thai Oil PCL
3.625%, 01/23/23 (144A)	350,000	344,022
YPF S.A.
8.750%, 04/04/24 (144A)	720,000	731,700

		7,525,483

Packaging & Containers—0.6%
Owens-Brockway Glass Container, Inc.
5.375%, 01/15/25 (144A) (a)	1,230,000	1,242,300
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20	900,000	922,500
8.250%, 02/15/21	1,150,000	1,178,750

		3,343,550

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20 (144A)	5,000	5,225

Pipelines—0.1%
Regency Energy Partners L.P. / Regency Energy Finance Corp.
5.000%, 10/01/22	440,000	415,800
Transportadora de Gas del Sur S.A.
9.625%, 05/14/20 (144A)	263,674	263,674

		679,474

Real Estate Investment Trusts—0.0%
iStar Financial, Inc.
4.875%, 07/01/18	70,000	68,775

Retail—1.1%
J.C. Penney Corp., Inc.
7.625%, 03/01/97	155,000	102,300
Lotte Shopping Co., Ltd.
3.375%, 05/09/17 (144A)	430,000	442,427
New Albertsons, Inc.
7.450%, 08/01/29	5,470,000	4,895,650
Parkson Retail Group, Ltd.
4.500%, 05/03/18 (a)	200,000	183,184
Toys “R” Us, Inc.
7.375%, 10/15/18	100,000	65,500

		5,689,061

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.1%
First Data Corp.
10.625%, 06/15/21	439,000	$497,168

Telecommunications—2.5%
Alcatel-Lucent USA, Inc.
6.450%, 03/15/29	55,000	52,525
Altice Financing S.A.
7.875%, 12/15/19 (144A)	200,000	204,779
Altice S.A.
7.750%, 05/15/22 (144A)	200,000	200,375
Bharti Airtel International Netherlands B.V.
5.125%, 03/11/23 (144A)	500,000	533,640
5.350%, 05/20/24 (144A)	390,000	421,949
British Telecommunications plc
5.750%, 12/07/28 (GBP)	540,000	1,028,825
CenturyLink, Inc.
6.875%, 01/15/28	45,000	45,000
7.600%, 09/15/39	475,000	470,250
7.650%, 03/15/42	185,000	184,075
Colombia Telecomunicaciones S.A. E.S.P.
5.375%, 09/27/22 (144A)	250,000	243,750
Indosat Palapa Co. B.V.
7.375%, 07/29/20 (144A)	200,000	210,500
Level 3 Financing, Inc.
7.000%, 06/01/20	380,000	400,425
Millicom International Cellular S.A.
4.750%, 05/22/20 (144A)	225,000	212,062
MTN Mauritius Investments, Ltd.
4.755%, 11/11/24 (144A)	400,000	392,000
Oi S.A.
9.750%, 09/15/16 (144A) (BRL)	300,000	102,701
Philippine Long Distance Telephone Co.
8.350%, 03/06/17	95,000	108,300
Qwest Capital Funding, Inc.
7.750%, 02/15/31	1,445,000	1,466,675
SoftBank Corp.
4.500%, 04/15/20 (144A)	400,000	394,000
Sprint Capital Corp.
6.875%, 11/15/28	1,250,000	1,100,000
8.750%, 03/15/32	350,000	338,625
Sprint Communications, Inc.
7.000%, 08/15/20	1,500,000	1,500,000
11.500%, 11/15/21	2,000,000	2,405,000
Turk Telekomunikasyon A/S
3.750%, 06/19/19 (144A) (a)	495,000	496,485
Wind Acquisition Finance S.A.
7.375%, 04/23/21 (144A)	360,000	339,768

		12,851,709

Textiles—0.1%
INVISTA Finance LLC
4.250%, 10/15/19 (144A)	305,000	305,000

Transportation—0.2%
Jack Cooper Holdings Corp.
9.250%, 06/01/20 (144A)	360,000	372,600

Transportation—(Continued)
Transnet SOC, Ltd.
4.000%, 07/26/22 (144A) (a)	555,000	524,475

		897,075

Total Corporate Bonds & Notes (Cost $87,544,285)		90,547,208

Foreign Government—5.5%

Sovereign—5.5%
Banco Nacional de Desenvolvimento Economico e Social
5.750%, 09/26/23 (144A)	500,000	515,000
Brazil Letras do Tesouro Nacional
Zero Coupon, 07/01/16 (BRL)	2,900,000	908,350
Brazil Notas do Tesouro Nacional
6.000%, 05/15/15 (BRL)	715,000	682,843
10.000%, 01/01/19 (BRL)	1,000,000	329,314
10.000%, 01/01/21 (BRL)	1,635,000	525,767
Brazilian Government International Bonds
8.500%, 01/05/24 (BRL) (a)	350,000	120,805
10.250%, 01/10/28 (BRL)	1,000,000	377,699
Bundesrepublik Deutschland
3.250%, 01/04/20 (EUR)	255,000	358,482
Chile Government International Bond
5.500%, 08/05/20 (CLP)	130,000,000	225,149
Dominican Republic International Bond
8.625%, 04/20/27 (144A)	200,000	234,500
European Financial Stability Facility
1.625%, 07/17/20 (EUR)	1,000,000	1,298,335
Export Credit Bank of Turkey
5.000%, 09/23/21 (144A)	225,000	229,023
Hungary Government International Bonds
5.375%, 03/25/24	540,000	584,550
5.750%, 11/22/23	410,000	454,075
Iceland Government International Bond
5.875%, 05/11/22 (144A)	500,000	560,357
Indonesia Government International Bond
2.875%, 07/08/21 (144A) (EUR)	220,000	269,539
Indonesia Treasury Bonds
6.125%, 05/15/28 (IDR)	5,300,000,000	354,833
7.875%, 04/15/19 (IDR)	10,200,000,000	828,724
8.375%, 03/15/24 (IDR)	5,900,000,000	494,247
11.500%, 09/15/19 (IDR)	2,901,000,000	268,550
Italy Buoni Poliennali Del Tesoro
4.500%, 08/01/18 (EUR)	1,040,000	1,424,769
4.750%, 08/01/23 (144A) (EUR)	625,000	939,680
Korea Treasury Bond
2.750%, 09/10/17 (KRW)	885,000,000	818,175
Mexican Bonos
6.500%, 06/10/21 (MXN)	26,700,000	1,900,575
6.500%, 06/09/22 (MXN)	10,420,000	740,498
8.000%, 12/07/23 (MXN)	11,500,000	895,815
8.500%, 12/13/18 (MXN)	19,350,000	1,477,848

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
New Zealand Government Bonds
3.000%, 09/20/30 (NZD)	1,195,000	$1,050,050
5.000%, 03/15/19 (NZD)	1,015,000	835,867
5.500%, 04/15/23 (NZD)	1,070,000	942,908
Norwegian Government Bonds
2.000%, 05/24/23 (NOK)	8,437,000	1,181,363
4.250%, 05/19/17 (NOK)	760,000	110,094
Philippine Government International Bond
4.950%, 01/15/21 (PHP)	30,000,000	695,803
Poland Government Bonds
4.000%, 10/25/23 (PLN)	7,110,000	2,261,392
5.500%, 10/25/19 (PLN)	1,330,000	432,483
South Africa Government Bond
7.750%, 02/28/23 (ZAR)	4,750,000	408,571
South Africa Government International Bond
5.875%, 09/16/25 (a)	200,000	225,250
Spain Government Bond
4.300%, 10/31/19 (EUR)	875,000	1,233,230
Sweden Government Bonds
4.500%, 08/12/15 (SEK)	6,080,000	800,546
5.000%, 12/01/20 (SEK)	2,650,000	430,599

Total Foreign Government (Cost $30,854,315)		28,425,658

U.S. Treasury & Government Agencies—3.2%

U.S. Treasury—3.2%
U.S. Treasury Notes
0.250%, 02/15/15	755,000	755,147
0.250%, 02/29/16	1,570,000	1,568,038
0.250%, 05/15/16	3,545,000	3,537,524
0.375%, 03/31/16	3,535,000	3,534,449
0.375%, 10/31/16	3,550,000	3,535,299
0.500%, 11/30/16 (a)	3,545,000	3,536,137

Total U.S. Treasury & Government Agencies (Cost $16,487,660)		16,466,594

Convertible Bonds—1.7%

Chemicals—0.0%
RPM International, Inc.
2.250%, 12/15/20 (a)	20,000	23,313

Commercial Services—0.0%
Macquarie Infrastructure Co. LLC
2.875%, 07/15/19 (a)	34,000	38,633

Home Builders—0.0%
KB Home
1.375%, 02/01/19 (a)	100,000	99,125

Insurance—0.4%
Old Republic International Corp.
3.750%, 03/15/18 (a)	1,875,000	2,172,656

Internet—0.1%
Priceline Group, Inc. (The)
0.900%, 09/15/21 (144A)	515,000	490,537

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc.
3.875%, 06/01/36	45,000	59,119

Oil & Gas—0.0%
Chesapeake Energy Corp.
2.500%, 05/15/37	50,000	48,563
2.750%, 11/15/35	60,000	59,925

		108,488

Pharmaceuticals—0.2%
Omnicare, Inc.
3.750%, 12/15/25	365,000	1,006,944

Semiconductors—0.9%
Intel Corp.
3.250%, 08/01/39	2,670,000	4,642,462

Telecommunications—0.1%
Ciena Corp.
3.750%, 10/15/18 (144A)	115,000	142,384

Total Convertible Bonds (Cost $5,788,905)		8,783,661

Municipals—0.2%
Tobacco Settlement Financing Corp.
6.706%, 06/01/46 (Cost $1,304,710)	1,305,000	980,420

Preferred Stock—0.2%

Consumer Finance—0.2%
Ally Financial, Inc. , 7.000% (144A) (Cost $211,643)	906	905,632

Floating Rate Loans (h)—0.1%

Multi-Utilities—0.0%
PowerTeam Services LLC
1st Lien Term Loan, 4.250%, 05/06/20	231,475	225,977
2nd Lien Term Loan, 8.250%, 11/06/20	60,000	58,350
Delayed Draw Term Loan, 4.250%, 05/06/20	12,623	12,339

		296,666

Telecommunications—0.1%
FairPoint Communications, Inc.
Term Loan, 7.500%, 02/14/19	447,038	445,920

Total Floating Rate Loans (Cost $750,285)		742,586

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—0.1%

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust
5.796%, 08/10/45 (c)	40,000	$40,868
Institutional Mortgage Securities Canada, Inc.
2.616%, 07/12/47 (144A) (CAD)	555,000	481,270

Total Mortgage-Backed Securities (Cost $556,284)		522,138

Convertible Preferred Stocks—0.1%

Metals & Mining—0.0%
Alcoa, Inc.
5.375%, 10/01/17	620	31,279

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp.
5.000%, 12/31/49 (a)	694	65,627
5.750%, 12/31/49 (144A)	20	20,475

		86,102

Real Estate Investment Trusts—0.1%
Weyerhaeuser Co.
6.375%, 07/01/16	2,829	163,233

Total Convertible Preferred Stocks (Cost $249,656)		280,614

Short-Term Investments—12.1%

Mutual Fund—10.9%
State Street Navigator Securities Lending MET Portfolio (i)	55,960,360	55,960,360

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $6,382,654 on 01/02/15, collateralized by $6,505,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $6,513,131.	6,382,654	6,382,654

Total Short-Term Investments (Cost $62,343,014)		62,343,014

Total Investments—110.6% (Cost $509,944,682) (j)		569,962,659
Other assets and liabilities (net)—(10.6)%		(54,472,859)

Net Assets—100.0%		$515,489,800

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $65,955,265 and the collateral received consisted of cash in the amount of $55,960,360 and non-cash collateral with a value of $12,364,652. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of December 31, 2014, these securities represent 0.7% of net assets.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $510,267,512. The aggregate unrealized appreciation and depreciation of investments were $71,062,457 and $(11,367,310), respectively, resulting in net unrealized appreciation of $59,695,147 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $39,430,753, which is 7.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

(INR)—	Indian Rupee
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

Countries Diversification as of December 31, 2014 (Unaudited)	% of Net Assets
United States	53.4
United Kingdom	6.1
Canada	4.2
Japan	3.9
India	2.9
Hong Kong	2.8
Germany	2.6
Mexico	2.3
Switzerland	2.2
Brazil	2.2

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	950,000	Credit Suisse International	03/18/15	$774,677	$(3,136)
BRL	1,200,000	Credit Suisse International	01/07/15	465,658	(14,468)
EUR	6,020,000	Morgan Stanley & Co.	03/18/15	7,482,890	(193,572)
GBP	580,000	Credit Suisse International	03/18/15	909,944	(6,478)
JPY	786,000,000	Credit Suisse International	03/18/15	6,599,829	(33,596)

Contracts to Deliver
AUD	1,695,000	Credit Suisse International	03/18/15	1,396,960	20,368
BRL	8,180,000	Credit Suisse International	01/07/15	3,218,572	142,966
BRL	2,325,000	Credit Suisse International	01/07/15	899,246	25,067
COP	3,125,000,000	Citibank N.A.	03/24/15	1,263,647	(45,712)
MXN	18,600,000	UBS AG	03/18/15	1,248,552	(6,455)
NOK	2,250,000	UBS AG	03/18/15	323,870	22,597
NZD	3,390,000	Credit Suisse International	03/18/15	2,599,554	(26,479)
PLN	10,355,000	Citibank N.A.	03/18/15	3,085,151	169,829
SEK	9,775,000	UBS AG	01/29/15	1,339,404	85,383

Net Unrealized Appreciation					$136,314

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$21,447,145	$—	$—	$21,447,145
Auto Components	—	3,001,074	—	3,001,074
Automobiles	—	3,423,947	—	3,423,947
Banks	20,440,480	5,696,004	—	26,136,484
Beverages	—	16,571,275	—	16,571,275
Biotechnology	6,146,789	—	—	6,146,789
Capital Markets	8,933,431	—	—	8,933,431
Chemicals	9,350,478	—	—	9,350,478
Consumer Finance	8,058,939	—	—	8,058,939
Diversified Financial Services	—	8,673,338	—	8,673,338
Energy Equipment & Services	17,060,008	—	—	17,060,008
Health Care Providers & Services	7,343,683	—	—	7,343,683
Hotels, Restaurants & Leisure	7,740,269	—	—	7,740,269
Household Durables	3,743,737	—	—	3,743,737
Insurance	6,325,490	16,819,125	—	23,144,615
Internet & Catalog Retail	18,559,759	—	—	18,559,759
Internet Software & Services	24,804,334	—	—	24,804,334
IT Services	9,511,409	13,397,310	—	22,908,719
Machinery	—	7,120,487	—	7,120,487
Oil, Gas & Consumable Fuels	10,962,531	—	—	10,962,531
Personal Products	—	6,900,315	—	6,900,315
Pharmaceuticals	16,118,378	25,268,836	—	41,387,214
Road & Rail	6,901,810	—	—	6,901,810
Semiconductors & Semiconductor Equipment	4,735,288	—	—	4,735,288
Software	5,950,347	—	—	5,950,347
Specialty Retail	20,239,229	—	—	20,239,229
Textiles, Apparel & Luxury Goods	—	6,373,009	—	6,373,009
Trading Companies & Distributors	6,321,782	6,025,098	—	12,346,880
Total Common Stocks	240,695,316	119,269,818	—	359,965,134
Corporate Bonds & Notes
Advertising	—	441,353	—	441,353
Aerospace/Defense	—	76,380	—	76,380
Airlines	—	2,176,262	—	2,176,262
Auto Manufacturers	—	2,366,522	—	2,366,522
Auto Parts & Equipment	—	1,548,480	—	1,548,480
Banks	—	13,737,545	—	13,737,545
Beverages	—	255,750	—	255,750
Building Materials	—	1,156,175	—	1,156,175

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Chemicals	$—	$4,489,174	$—	$4,489,174
Commercial Services	—	759,488	—	759,488
Cosmetics/Personal Care	—	28,875	—	28,875
Diversified Financial Services	—	4,669,458	—	4,669,458
Electric	—	3,391,903	—	3,391,903
Engineering & Construction	—	542,691	—	542,691
Food	—	2,939,116	—	2,939,116
Forest Products & Paper	—	804,227	—	804,227
Gas	—	211,071	—	211,071
Healthcare-Services	—	9,036,500	—	9,036,500
Holding Companies-Diversified	—	207,212	—	207,212
Home Builders	—	713,225	—	713,225
Home Furnishings	—	288,930	—	288,930
Housewares	—	153,086	—	153,086
Insurance	—	1,365,935	—	1,365,935
Internet	—	613,328	—	613,328
Iron/Steel	—	3,351,513	—	3,351,513
Machinery-Diversified	—	68,413	—	68,413
Media	—	813,361	—	813,361
Mining	—	769,094	—	769,094
Multi-National	—	1,709,621	—	1,709,621
Oil & Gas	—	7,525,483	0	7,525,483
Packaging & Containers	—	3,343,550	—	3,343,550
Pharmaceuticals	—	5,225	—	5,225
Pipelines	—	679,474	—	679,474
Real Estate Investment Trusts	—	68,775	—	68,775
Retail	—	5,689,061	—	5,689,061
Software	—	497,168	—	497,168
Telecommunications	—	12,851,709	—	12,851,709
Textiles	—	305,000	—	305,000
Transportation	—	897,075	—	897,075
Total Corporate Bonds & Notes	—	90,547,208	0	90,547,208
Total Foreign Government*	—	28,425,658	—	28,425,658
Total U.S. Treasury & Government Agencies*	—	16,466,594	—	16,466,594
Total Convertible Bonds*	—	8,783,661	—	8,783,661
Total Municipals	—	980,420	—	980,420
Total Preferred Stock*	—	905,632	—	905,632
Total Floating Rate Loans*	—	742,586	—	742,586
Total Mortgage-Backed Securities*	—	522,138	—	522,138
Convertible Preferred Stocks
Metals & Mining	31,279	—	—	31,279
Oil, Gas & Consumable Fuels	—	86,102	—	86,102
Real Estate Investment Trusts	163,233	—	—	163,233
Total Convertible Preferred Stocks	194,512	86,102	—	280,614
Short-Term Investments
Mutual Fund	55,960,360	—	—	55,960,360
Repurchase Agreement	—	6,382,654	—	6,382,654
Total Short-Term Investments	55,960,360	6,382,654	—	62,343,014
Total Investments	$296,850,188	$273,112,471	$0	$569,962,659

Collateral for securities loaned (Liability)	$—	$(55,960,360)	$—	$(55,960,360)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$466,210	$—	$466,210
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(329,896)	—	(329,896)
Total Forward Contracts	$—	$136,314	$—	$136,314

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Transfers from Level 1 to Level 2 in the amount of $67,665 were due to decreased trading activity.

As of December 31, 2014, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2013 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at December 31, 2014 have not been presented.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$569,962,659
Cash	12,513
Cash denominated in foreign currencies (c)	1,122,849
Unrealized appreciation on forward foreign currency exchange contracts	466,210
Receivable for:
Fund shares sold	231,890
Dividends and interest	2,169,903
Prepaid expenses	1,351

Total Assets	573,967,375
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	329,896
Collateral for securities loaned	55,960,360
Payables for:
Investments purchased	69,665
Fund shares redeemed	1,107,820
Foreign taxes	370,492
Accrued expenses:
Management fees	307,625
Distribution and service fees	73,506
Deferred trustees’ fees	108,662
Other expenses	149,549

Total Liabilities	58,477,575

Net Assets	$515,489,800

Net assets consist of:
Paid in surplus	$458,132,747
Undistributed net investment income	7,253,760
Accumulated net realized loss	(9,615,675)
Unrealized appreciation on investments and foreign currency transactions (d)	59,718,968

Net Assets	$515,489,800

Net Assets
Class A	$171,136,861
Class B	344,352,939
Capital Shares Outstanding*
Class A	11,319,050
Class B	22,972,304
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.12
Class B	14.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $509,944,682.
(b)	Includes securities loaned at value of $65,955,265.
(c)	Identified cost of cash denominated in foreign currencies was $1,147,094.
(d)	Includes foreign capital gains tax of $370,492.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$5,585,108
Interest (b)	8,229,020
Securities lending income	176,825

Total investment income	13,990,953
Expenses
Management fees	3,636,490
Administration fees	12,662
Custodian and accounting fees	224,202
Distribution and service fees—Class B	859,802
Audit and tax services	58,315
Legal	35,879
Trustees’ fees and expenses	41,971
Shareholder reporting	54,112
Insurance	3,368
Miscellaneous	10,567

Total expenses	4,937,368
Less broker commission recapture	(17,015)

Net expenses	4,920,353

Net Investment Income	9,070,600

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	28,285,749
Foreign currency transactions	(996,727)

Net realized gain	27,289,022

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(18,163,059)
Foreign currency transactions	159,058

Net change in unrealized depreciation	(18,004,001)

Net realized and unrealized gain	9,285,021

Net Increase in Net Assets From Operations	$18,355,621

(a)	Net of foreign withholding taxes of $241,918.
(b)	Net of foreign withholding taxes of $27,520.
(c)	Net of foreign capital gains tax of $16,243.
(d)	Includes change in foreign capital gains tax of $(368,710).

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,070,600	$11,698,420
Net realized gain	27,289,022	40,808,219
Net change in unrealized appreciation (depreciation)	(18,004,001)	26,374,690

Increase in net assets from operations	18,355,621	78,881,329

From Distributions to Shareholders
Net investment income
Class A	(4,091,618)	(4,577,342)
Class B	(7,158,160)	(5,962,694)

Total distributions	(11,249,778)	(10,540,036)

Increase (decrease) in net assets from capital share transactions	(25,916,414)	49,411,912

Total increase (decrease) in net assets	(18,810,571)	117,753,205

Net Assets
Beginning of period	534,300,371	416,547,166

End of period	$515,489,800	$534,300,371

Undistributed net investment income
End of period	$7,253,760	$11,536,209

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,040,648	$15,523,935	292,995	$4,060,134
Shares issued through acquisition	0	0	162,507	2,169,470
Reinvestments	282,570	4,091,618	350,217	4,577,342
Redemptions	(2,164,562)	(32,388,542)	(1,950,300)	(26,866,584)

Net decrease	(841,344)	$(12,772,989)	(1,144,581)	$(16,059,638)

Class B
Sales	2,641,330	$39,276,962	2,423,008	$32,970,925
Shares issued through acquisition	0	0	8,430,155	111,783,861
Reinvestments	497,786	7,158,160	459,022	5,962,694
Redemptions	(4,012,592)	(59,578,547)	(6,212,433)	(85,245,930)

Net increase (decrease)	(873,476)	$(13,143,425)	5,099,752	$65,471,550

Increase (decrease) derived from capital shares transactions		$(25,916,414)		$49,411,912

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.92	$13.06	$11.42	$11.84	$10.00

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.35	0.36	0.27	0.23
Net realized and unrealized gain (loss) on investments	0.26	1.87	1.59	(0.39)	1.96

Total from investment operations	0.55	2.22	1.95	(0.12)	2.19

Less Distributions
Distributions from net investment income	(0.35)	(0.36)	(0.31)	(0.30)	(0.35)

Total distributions	(0.35)	(0.36)	(0.31)	(0.30)	(0.35)

Net Asset Value, End of Period	$15.12	$14.92	$13.06	$11.42	$11.84

Total Return (%) (b)	3.76	17.34	17.24	(1.25)	22.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.79	0.80	0.79
Ratio of net investment income to average net assets (%)	1.91	2.53	2.93	2.22	2.20
Portfolio turnover rate (%)	45	59	33	58	101
Net assets, end of period (in millions)	$171.1	$181.4	$173.7	$168.9	$187.6

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.80	$12.95	$11.33	$11.77	$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.31	0.33	0.24	0.19
Net realized and unrealized gain (loss) on investments	0.25	1.86	1.58	(0.40)	1.96

Total from investment operations	0.50	2.17	1.91	(0.16)	2.15

Less Distributions
Distributions from net investment income	(0.31)	(0.32)	(0.29)	(0.28)	(0.33)

Total distributions	(0.31)	(0.32)	(0.29)	(0.28)	(0.33)

Net Asset Value, End of Period	$14.99	$14.80	$12.95	$11.33	$11.77

Total Return (%) (b)	3.47	17.13	16.93	(1.48)	22.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.04	1.05	1.04
Ratio of net investment income to average net assets (%)	1.65	2.26	2.67	1.99	1.83
Portfolio turnover rate (%)	45	59	33	58	101
Net assets, end of period (in millions)	$344.4	$352.9	$242.8	$218.5	$181.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-22

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, foreign capital gain tax, broker commission recapture, real estate investment trusts (REITs), convertible preferred stock and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $6,382,654, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2014, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-23

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MIST-24

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$466,210	Unrealized depreciation on forward foreign currency exchange contracts	$329,896

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$169,829	$(45,712)	$—	$124,117
Credit Suisse International	188,401	(84,157)	—	104,244
UBS AG	107,980	(6,455)	—	101,525

	$466,210	$(136,324)	$—	$329,886

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$45,712	$(45,712)	$—	$—
Credit Suisse International	84,157	(84,157)	—	—
Morgan Stanley & Co.	193,572	—	—	193,572
UBS AG	6,455	(6,455)	—	—

	$329,896	$(136,324)	$—	$193,572

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-25

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(763,849)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$221,262

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$30,882,940

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-26

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$23,165,063	$206,262,877	$12,923,783	$245,446,019

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$3,636,490	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$11,249,778	$10,540,036	$—	$—	$11,249,778	$10,540,036

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,199,982	$—	$59,214,183	$(9,948,450)	$57,465,715

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $28,297,602.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$9,948,450

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $175,934,064 and $250,560,658, respectively, acquired all of the assets and liabilities of Met/Franklin Income Portfolio of the Trust (“Met/Franklin Income”).

The acquisition was accomplished by a tax-free exchange of 162,507 Class A shares of the Portfolio (valued at $2,169,470) for 430,814 Class A shares of Met/Franklin Income and 8,430,155 Class B shares of the Portfolio (valued at $111,783,861) for 22,467,578 of Class B shares of Met/Franklin Income. Each shareholder of Met/Franklin Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Met/Franklin Income may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Met/Franklin Income. All other costs associated with the merger were not borne by the shareholders of either portfolio.

MIST-28

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Met/Franklin Income’s net assets on April 26, 2013, were $2,169,470 and $111,783,861 for Class A and Class B shares, respectively, including investments valued at $112,769,128 with a cost basis of $105,846,223. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Met/Franklin Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $540,448,053, which included $6,920,215 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$17,420,201	(a)
Net realized and unrealized gain on investments	$82,440,620	(b)

Net increase in net assets from operations	$99,860,821

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Met/Franklin Income that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$11,698,420 net investment income as reported December 31, 2013, plus $5,676,177 from Met/Franklin Income pre-merger net investment income plus $98,528 in lower advisory fees, minus $52,924 of pro-forma additional other expenses.
(b)	$77,722,969 Unrealized appreciation, as reported December 31, 2013, minus $70,640,321 pro-forma December 31, 2012 Unrealized appreciation, plus $40,808,219 Net realized gain as reported December 31, 2013, plus $34,549,753 in Net Realized gain from Met/Franklin Income pre-merger.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-29

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Markets Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-30

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-31

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-32

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-33

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Loomis Sayles Global Markets Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed its Blended Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also noted that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2014 and underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its blended index, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees were below its Expense Group median and Sub-advised Expense Universe median and equal to its Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-35

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 5.12%, 4.83%, and 4.90%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned 5.97%, 2.51%, and 4.58%, respectively.

MARKET ENVIRONMENT / CONDITIONS

With the U.S. Federal Reserve (the “Fed”) completing its “tapering” of bond purchases in 2014, fixed-income investors spent much of the year wondering about the prospects for an increase in interest rates in 2015.

The year began with widespread expectations among financial experts that the end of the bond-buying program would result in a sell-off of U.S. Treasury securities and an increase in yields. But the conventional wisdom was proven wrong, as low U.S. inflation and a global economic slowdown propelled U.S. Treasuries to their biggest returns since 2011, according to a Bloomberg report.

By the end of the year, the Fed signaled its intent to begin normalizing monetary policy after an extended period of near-zero interest rates, despite the weak global environment. The median “dot-plot” projections of Fed policymakers released in tandem with the Fed’s policy statement on December 17, suggested that the Fed funds rate would be at 1.125% by year-end 2015. That was lower than the previous Fed projection of 1.375%, but still higher than investors’ expectations of 0.50–0.75% implied by the futures market in mid-December.

Nonetheless, expectations of higher rates persisted into the close of the year. U.S. gross domestic product (GDP) expanded at a rate of 5% in the third quarter of 2014, the highest level in 11 years. Further, the U.S. jobless rate stood at 5.6% in December, representing its lowest level since 2008, while lower oil prices were poised to boost household spending.

Indeed, U.S. inflation remained at low levels throughout the year, even before energy prices started to decline in the second half. The core Consumer Price Index (CPI), which excludes volatile food and energy prices, posted a year-over-year increase of 1.7% in November, which is below the Fed’s stated inflation target of 2.0%.

Meanwhile, reflecting the demand for high-quality fixed-income assets, the Barclays U.S. Aggregate Bond Index, a market benchmark that is nearly half composed of Government-related debt, posted a gain for the year. Certain credit-sensitive asset classes, such as Bank Loans and High-Yield Corporate bonds, underperformed the investment-grade Barclays U.S. Aggregate Bond Index by a wide margin. Convertible bonds outperformed the Barclays U.S. Aggregate Bond Index, likely reflecting the underlying strength in U.S. Equities.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Throughout the year, we decreased the Portfolio’s allocation to High-Yield bonds and had an underweight in High-Yield bonds as of year-end versus the Hybrid Index, which contributed to relative performance, as the High-Yield market underperformed Government-related and Investment-Grade securities. Within the Portfolio’s High-Yield allocation, among the names that contributed the most to performance were health care services company Tenet Healthcare Corp. and B/E Aerospace, Inc., a manufacturer of aircraft passenger cabin interior products. The Portfolio’s holdings in B/E Aerospace, Inc. were sold during the period. Gaming holding River Rock Entertainment Authority and oil & natural gas company Chaparral Energy, Inc. were among the names that detracted the most from performance within High-Yield.

The Portfolio’s Convertible allocation added to absolute performance; however, the Portfolio maintained an underweight to Equity-Related securities throughout the year, which likely detracted from performance relative to the Hybrid Index, as the Convertible and Equity markets outperformed the Investment-Grade and High-Yield Corporate bond markets. One of the names that contributed the most to performance within the Convertible portion of the Portfolio was airline company United Airlines, Inc., while our holding in oil & natural gas exploration and production company Energy XXI, Ltd. was among the Convertible holdings that detracted the most from absolute performance. We continue to seek Convertible securities of companies with good prospects for improving earnings results.

Within the Portfolio’s Investment-Grade bond allocation, we maintained an underweight in U.S. Treasuries, which detracted from performance relative to the Barclays U.S. Aggregate Bond Index, as U.S. Treasuries outperformed Corporates during the period. Within the Portfolio’s Investment-Grade allocation, among the names that contributed the most to absolute performance were personal banking company Regions Bank. Our holdings in Regions Bank were sold during the period. Oceaneering International, Inc., a subsea engineering and technology company, was among the names that detracted the most from performance within the sector due to falling oil prices and concerns over higher-cost oil production.

Overall across the Portfolio, among the industries that contributed the most to absolute performance were Health Care, Technology and Electronics, and Services. Among the industries that either detracted from absolute performance or contributed the least were Energy, Retail, and Transportation.

As of December 31, 2014, relative to the Hybrid Index, the Portfolio held an underweight position in High Yield and Equity-Related securities, and an overweight in Investment-Grade securities. During the period, we reduced the Portfolio’s exposure to High-Yield bonds and added exposure to Investment-Grade issuers to reduce the Portfolio’s risk profile. Additionally, as we moved toward the end of the year, we began to transition the Equity-Related portion of the

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

Portfolio from Convertibles to Equities, as Equities offered more attractive valuation opportunities, greater liquidity, and more desirable correlations with other asset classes held in the Portfolio.

Steven F. Rocco

Robert A. Lee

Portfolio Managers

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX,

THE BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX & THE HYBRID INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	5.12	8.83	7.35
Class B	4.83	8.57	7.08
Class E	4.90	8.68	7.19
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71
BofA Merrill Lynch High Yield Master II Constrained Index	2.51	8.85	7.62
Hybrid Index	4.58	8.61	7.05

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	73.9
Common Stocks	11.3
Convertible Bonds	6.3
U.S. Treasury & Government Agencies	3.5
Floating Rate Loans	2.5
Mortgage-Backed Securities	2.3
Convertible Preferred Stocks	1.3
Foreign Government	0.5
Preferred Stocks	0.1
Warrants	0.0

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.55%	$1,000.00	$990.10	$2.76
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B	Actual	0.80%	$1,000.00	$989.30	$4.01
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E	Actual	0.70%	$1,000.00	$989.30	$3.51
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—73.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.8%
Affinion Group, Inc. 7.875%, 12/15/18 (a)	1,200,000	$870,000
Alliance Data Systems Corp. 6.375%, 04/01/20 (144A)	7,500,000	7,668,750
Omnicom Group, Inc. 3.650%, 11/01/24	2,400,000	2,401,114

		10,939,864

Aerospace/Defense—0.6%
Esterline Technologies Corp. 7.000%, 08/01/20 (e)	2,100,000	2,205,000
GenCorp, Inc. 7.125%, 03/15/21	2,525,000	2,644,433
TransDigm, Inc. 6.000%, 07/15/22	1,250,000	1,246,875
6.500%, 07/15/24	1,900,000	1,909,500

		8,005,808

Agriculture—0.3%
Altria Group, Inc. 2.625%, 01/14/20 (a)	3,525,000	3,535,233

Airlines—0.5%
American Airlines Group, Inc. 5.500%, 10/01/19 (144A)	1,100,000	1,119,250
Gol LuxCo S.A. 8.875%, 01/24/22 (144A)	575,000	540,500
Southwest Airlines Co. 2.750%, 11/06/19	1,200,000	1,205,521
UAL Pass-Through Trust 6.636%, 07/02/22	1,607,589	1,736,196
United Continental Holdings, Inc. 6.000%, 07/15/28 (a)	2,000,000	1,905,000

		6,506,467

Apparel—0.3%
Perry Ellis International, Inc. 7.875%, 04/01/19	1,700,000	1,742,500
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,446,250

		4,188,750

Auto Manufacturers—0.3%
Jaguar Land Rover Automotive plc 5.625%, 02/01/23 (144A)	2,000,000	2,105,000
Oshkosh Corp. 5.375%, 03/01/22	2,000,000	2,040,000

		4,145,000

Auto Parts & Equipment—0.4%
International Automotive Components Group S.A. 9.125%, 06/01/18 (144A) (b)	2,000,000	2,085,000

Auto Parts & Equipment—(Continued)
Stackpole International Intermediate / Stackpole International Powder 7.750%, 10/15/21 (144A) (a)	2,025,000	2,025,000
Tenneco, Inc. 6.875%, 12/15/20	1,250,000	1,321,875

		5,431,875

Banks—4.3%
Banco GNB Sudameris S.A. 7.500%, 07/30/22 (144A)	1,050,000	1,107,750
Bangkok Bank PCL 3.875%, 09/27/22 (144A)	1,225,000	1,266,248
Bank of America Corp. 4.200%, 08/26/24	1,200,000	1,222,470
4.250%, 10/22/26	2,825,000	2,818,658
6.500%, 10/23/24 (a)(c)	2,950,000	3,002,805
Bank of China, Ltd. 5.000%, 11/13/24 (144A)	2,375,000	2,440,481
BBVA Bancomer S.A. 5.350%, 11/12/29 (144A) (c)	1,450,000	1,435,500
CIT Group, Inc. 5.000%, 08/15/22	8,000,000	8,220,000
Citigroup, Inc. 5.950%, 01/30/23 (c)	2,375,000	2,339,375
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/24 (144A) (a)	2,575,000	2,697,312
Commerzbank AG 8.125%, 09/19/23 (144A)	2,400,000	2,759,640
Discover Bank 7.000%, 04/15/20	1,500,000	1,767,815
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	2,400,000	2,410,099
JPMorgan Chase & Co. 3.875%, 09/10/24	3,000,000	3,002,553
6.750%, 02/01/24 (a) (c)	2,000,000	2,110,000
Lloyds Banking Group plc 4.500%, 11/04/24	3,575,000	3,607,672
7.500%, 06/27/24 (c)	888,000	903,540
M&T Bank Corp. 6.450%, 02/15/24 (c)	1,450,000	1,538,813
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	3,600,000	3,576,341
National Savings Bank 5.150%, 09/10/19 (144A) (a)	700,000	694,750
Nordea Bank AB 6.125%, 09/23/24 (144A) (a) (c)	1,425,000	1,409,681
Popular, Inc. 7.000%, 07/01/19 (a)	2,725,000	2,725,000
Royal Bank of Scotland Group plc 6.125%, 12/15/22	1,000,000	1,088,406
Synovus Financial Corp. 7.875%, 02/15/19	1,500,000	1,668,750
Wachovia Capital Trust III 5.570%, 02/02/15 (a) (c)	3,143,000	3,034,566

		58,848,225

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS 3.375%, 11/01/22 (144A) (a)	2,400,000	$2,202,000
Constellation Brands, Inc. 4.250%, 05/01/23	2,500,000	2,481,250
6.000%, 05/01/22	300,000	331,500
Cott Beverages, Inc. 5.375%, 07/01/22 (144A)	400,000	367,000
6.750%, 01/01/20 (144A)	1,475,000	1,475,000
PepsiCo, Inc. 4.250%, 10/22/44	1,200,000	1,252,378

		8,109,128

Biotechnology—0.3%
Gilead Sciences, Inc. 3.500%, 02/01/25 (a)	2,525,000	2,591,660
STHI Holding Corp. 8.000%, 03/15/18 (144A)	1,850,000	1,933,250

		4,524,910

Building Materials—0.4%
Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance 8.500%, 02/15/18 (144A)	250,000	237,500
Building Materials Corp. of America 5.375%, 11/15/24 (144A)	1,500,000	1,496,250
Owens Corning 9.000%, 06/15/19	268,000	324,327
Ply Gem Industries, Inc. 6.500%, 02/01/22 (a)	425,000	399,500
6.500%, 02/01/22 (144A)	1,000,000	930,000
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19 (144A)	1,500,000	1,477,500

		4,865,077

Chemicals—1.5%
Braskem Finance, Ltd. 6.450%, 02/03/24	2,075,000	2,080,187
Grupo Idesa S.A. de C.V. 7.875%, 12/18/20 (144A) (a)	1,450,000	1,479,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	2,200,000	1,958,000
Huntsman International LLC 5.125%, 11/15/22 (144A)	1,175,000	1,157,375
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	2,950,000	2,951,770
Kissner Milling Co., Ltd. 7.250%, 06/01/19 (144A)	1,350,000	1,350,000
Methanex Corp. 5.250%, 03/01/22	1,875,000	2,014,155
NOVA Chemicals Corp. 5.000%, 05/01/25 (144A)	675,000	669,938
OCP S.A. 6.875%, 04/25/44 (144A) (a)	1,175,000	1,260,305

Chemicals—(Continued)
PetroLogistics L.P. / PetroLogistics Finance Corp. 6.250%, 04/01/20 (m)	950,000	1,023,625
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	2,725,000	2,813,562
TPC Group, Inc. 8.750%, 12/15/20 (144A)	1,390,000	1,351,775

		20,109,692

Coal—0.1%
Peabody Energy Corp. 6.500%, 09/15/20 (a)	2,350,000	2,038,625

Commercial Services—2.0%
APX Group, Inc. 6.375%, 12/01/19	1,425,000	1,364,437
Ceridian HCM Holding, Inc. 11.000%, 03/15/21 (144A) (a)	2,200,000	2,406,602
Cleveland Clinic Foundation (The) 4.858%, 01/01/2114	1,450,000	1,490,232
FTI Consulting, Inc. 6.000%, 11/15/22 (a)	2,000,000	2,045,000
6.750%, 10/01/20 (a)	1,000,000	1,047,500
Hertz Corp. (The) 5.875%, 10/15/20	400,000	403,000
Iron Mountain Europe plc 6.125%, 09/15/22 (144A) (GBP)	975,000	1,550,789
MasterCard, Inc. 3.375%, 04/01/24	2,025,000	2,078,575
Mersin Uluslararasi Liman Isletmeciligi AS 5.875%, 08/12/20 (144A)	1,350,000	1,443,150
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/22 (144A)	1,025,000	994,250
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	1,400,000	1,414,000
Sotheby’s 5.250%, 10/01/22 (144A) (a)	2,500,000	2,362,500
Truven Health Analytics, Inc. 10.625%, 06/01/20	3,300,000	3,217,500
United Rentals North America, Inc. 5.750%, 11/15/24	2,500,000	2,575,000
7.625%, 04/15/22	2,200,000	2,418,900
8.250%, 02/01/21	1,000,000	1,090,000

		27,901,435

Computers—1.3%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	1,910,000	1,642,600
Dell, Inc. 7.100%, 04/15/28	175,000	185,500
iGATE Corp. 4.750%, 04/15/19	1,200,000	1,200,000
IHS, Inc. 5.000%, 11/01/22 (144A)	3,425,000	3,390,750

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
NCR Corp. 6.375%, 12/15/23	2,100,000	$2,184,000
Seagate HDD Cayman 4.750%, 06/01/23	2,150,000	2,233,093
SRA International, Inc. 11.000%, 10/01/19 (a)	3,750,000	3,984,375
SunGard Data Systems, Inc. 6.625%, 11/01/19	3,750,000	3,787,500

		18,607,818

Cosmetics/Personal Care—0.4%
Avon Products, Inc. 4.600%, 03/15/20	900,000	816,750
5.000%, 03/15/23 (a)	1,325,000	1,182,563
Elizabeth Arden, Inc. 7.375%, 03/15/21 (a)	3,900,000	3,578,250

		5,577,563

Distribution/Wholesale—0.1%
LKQ Corp. 4.750%, 05/15/23	1,650,000	1,584,000

Diversified Financial Services—4.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.750%, 05/15/19 (144A)	1,450,000	1,435,500
5.000%, 10/01/21 (144A) (a)	1,650,000	1,707,750
Affiliated Managers Group, Inc. 4.250%, 02/15/24	1,875,000	1,953,497
Air Lease Corp. 3.875%, 04/01/21 (a)	1,700,000	1,708,500
Denali Borrower LLC / Denali Finance Corp. 5.625%, 10/15/20 (144A)	1,325,000	1,378,663
General Electric Capital Corp. 7.125%, 06/15/22 (c)	4,800,000	5,586,000
General Motors Financial Co., Inc. 4.375%, 09/25/21	5,650,000	5,897,187
International Lease Finance Corp. 6.250%, 05/15/19	4,000,000	4,370,000
8.250%, 12/15/20	3,000,000	3,615,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, 08/01/21 (144A)	2,600,000	2,470,000
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	2,500,000	2,831,685
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 07/01/21	1,325,000	1,205,750
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, 03/15/20 (144A)	675,000	705,375
5.875%, 03/15/22 (144A)	4,550,000	4,788,875
Ocwen Financial Corp. 6.625%, 05/15/19 (144A) (a)	1,500,000	1,372,500

Diversified Financial Services—(Continued)
OneMain Financial Holdings, Inc. 6.750%, 12/15/19 (144A)	1,100,000	1,122,000
Rio Oil Finance Trust 6.250%, 07/06/24 (144A)	2,675,000	2,558,183
Springleaf Finance Corp. 5.250%, 12/15/19	4,025,000	3,944,500
SUAM Finance B.V. 4.875%, 04/17/24 (144A)	2,000,000	2,000,000
TD Ameritrade Holding Corp. 3.625%, 04/01/25 (a)	4,850,000	4,915,538

		55,566,503

Electric—1.9%
AES El Salvador Trust II 6.750%, 03/28/23 (144A)	1,225,000	1,152,725
Black Hills Corp. 5.875%, 07/15/20	2,000,000	2,288,856
Dominion Gas Holdings LLC 3.600%, 12/15/24 (a)	1,775,000	1,805,614
DPL, Inc. 7.250%, 10/15/21	1,325,000	1,351,500
DTE Energy Co. 2.400%, 12/01/19	1,425,000	1,425,235
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 7.375%, 11/01/22 (144A)	1,250,000	1,271,875
7.625%, 11/01/24 (144A)	1,150,000	1,173,000
E-CL S.A. 4.500%, 01/29/25 (144A)	2,575,000	2,579,859
El Paso Electric Co. 5.000%, 12/01/44	2,375,000	2,470,912
Empresas Publicas de Medellin ESP 7.625%, 09/10/24 (144A) (COP)	4,137,000,000	1,686,308
Entergy Arkansas, Inc. 4.950%, 12/15/44	1,175,000	1,226,632
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	1,250,000	1,282,301
Illinois Power Generating Co. 7.000%, 04/15/18 (a)	1,475,000	1,298,000
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (b)	3,047,131	3,245,194
RJS Power Holdings LLC 5.125%, 07/15/19 (144A)	600,000	592,500
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	1,500,000	1,525,257

		26,375,768

Electrical Components & Equipment—0.4%
Anixter, Inc. 5.625%, 05/01/19	2,125,000	2,241,875
Artesyn Embedded Technologies, Inc. 9.750%, 10/15/20 (144A)	2,450,000	2,321,375
WESCO Distribution, Inc. 5.375%, 12/15/21	1,375,000	1,387,031

		5,950,281

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.5%
Flextronics International, Ltd. 5.000%, 02/15/23	725,000	$739,500
Jabil Circuit, Inc. 4.700%, 09/15/22	1,400,000	1,393,000
Trimble Navigation, Ltd. 4.750%, 12/01/24	4,150,000	4,252,069

		6,384,569

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,843,733	2,093,885

Engineering & Construction—0.4%
China Railway Resources Huitung, Ltd. 3.850%, 02/05/23	1,450,000	1,442,519
Dycom Investments, Inc. 7.125%, 01/15/21	2,575,000	2,703,750
SBA Communications Corp. 4.875%, 07/15/22 (144A)	900,000	866,250

		5,012,519

Entertainment—1.4%
CCM Merger, Inc. 9.125%, 05/01/19 (144A)	1,500,000	1,575,000
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.250%, 03/15/21	1,700,000	1,708,500
Graton Economic Development Authority 9.625%, 09/01/19 (144A)	3,180,000	3,474,150
Mohegan Tribal Gaming Authority 9.750%, 09/01/21 (a)	1,325,000	1,351,500
Pinnacle Entertainment, Inc. 6.375%, 08/01/21	2,600,000	2,678,000
7.750%, 04/01/22	1,500,000	1,560,000
Regal Entertainment Group 5.750%, 03/15/22	2,100,000	2,005,500
River Rock Entertainment Authority (The) 9.000%, 11/01/18 (d) (e)	1,397,000	125,730
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19 (144A) (b)	1,676,000	1,776,560
Scientific Games International, Inc. 7.000%, 01/01/22 (144A)	1,000,000	1,012,500
WMG Acquisition Corp. 6.750%, 04/15/22 (144A)	2,200,000	2,002,000

		19,269,440

Environmental Control—0.3%
Clean Harbors, Inc. 5.250%, 08/01/20	1,800,000	1,809,000
Covanta Holding Corp. 5.875%, 03/01/24	2,175,000	2,213,063

		4,022,063

Food—1.7%
B&G Foods, Inc. 4.625%, 06/01/21 (a)	2,525,000	2,464,652
Diamond Foods, Inc. 7.000%, 03/15/19 (144A)	2,240,000	2,296,000
ESAL GmbH 6.250%, 02/05/23 (144A) (a)	975,000	923,812
JBS U.S.A. LLC / JBS U.S.A. Finance, Inc. 5.875%, 07/15/24 (144A)	2,100,000	2,063,250
Land O’ Lakes, Inc. 6.000%, 11/15/22 (144A)	2,000,000	2,140,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 4.875%, 05/01/21	1,150,000	1,121,250
Premier Foods Finance plc 6.500%, 03/15/21 (144A) (GBP)	775,000	1,036,392
R&R Ice Cream plc 5.500%, 05/15/20 (144A) (GBP)	400,000	606,957
Shearer’s Foods LLC / Chip Fin Corp. 9.000%, 11/01/19 (144A)	1,850,000	2,016,500
Smithfield Foods, Inc. 6.625%, 08/15/22	1,275,000	1,332,375
Stretford 79 plc 6.250%, 07/15/21 (144A) (GBP)	1,325,000	1,621,140
WhiteWave Foods Co. (The) 5.375%, 10/01/22	5,780,000	5,953,400

		23,575,728

Forest Products & Paper—0.3%
Cascades, Inc. 5.500%, 07/15/22 (144A) (a)	2,500,000	2,487,500
Millar Western Forest Products, Ltd. 8.500%, 04/01/21	2,000,000	2,070,000

		4,557,500

Gas—0.4%
LBC Tank Terminals Holding Netherlands B.V. 6.875%, 05/15/23 (144A)	1,350,000	1,356,750
National Fuel Gas Co. 6.500%, 04/15/18	1,500,000	1,709,154
Southern Star Central Corp. 5.125%, 07/15/22 (144A)	1,425,000	1,432,125
Transportadora de Gas del Peru S.A. 4.250%, 04/30/28 (144A)	1,500,000	1,447,500

		5,945,529

Hand/Machine Tools—0.3%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, 05/15/19 (144A)	2,800,000	2,968,000
Milacron LLC / Mcron Finance Corp. 7.750%, 02/15/21 (144A) (a)	1,100,000	1,122,000

		4,090,000

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—1.6%
Becton Dickinson and Co. 3.734%, 12/15/24	1,150,000	$1,184,011
Biomet, Inc. 6.500%, 08/01/20	5,325,000	5,697,750
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 12.500%, 11/01/19 (a)	1,275,000	1,408,875
Mallinckrodt International Finance S.A. 4.750%, 04/15/23 (a)	2,575,000	2,472,000
5.750%, 08/01/22 (144A) (a)	3,975,000	4,084,312
Medtronic, Inc. 3.150%, 03/15/22 (144A)	3,600,000	3,645,634
4.375%, 03/15/35 (144A)	3,000,000	3,182,568

		21,675,150

Healthcare-Services—4.2%
Amsurg Corp. 5.625%, 11/30/20	2,365,000	2,418,212
5.625%, 07/15/22 (144A)	1,100,000	1,127,500
Centene Corp. 4.750%, 05/15/22	1,075,000	1,077,688
5.750%, 06/01/17	3,250,000	3,445,000
CHS/Community Health Systems, Inc. 6.875%, 02/01/22 (a)	2,000,000	2,118,750
8.000%, 11/15/19	6,300,000	6,725,250
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	3,500,000	3,710,000
Dignity Health 3.812%, 11/01/24	1,800,000	1,854,715
Envision Healthcare Corp. 5.125%, 07/01/22 (144A)	1,250,000	1,240,625
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, 01/31/22 (144A)	1,525,000	1,654,625
HCA Holdings, Inc. 7.750%, 05/15/21	5,000,000	5,325,000
HCA, Inc. 4.250%, 10/15/19	1,200,000	1,218,000
6.500%, 02/15/20	750,000	840,375
7.500%, 02/15/22	5,800,000	6,626,500
7.580%, 09/15/25	500,000	557,500
7.690%, 06/15/25	1,767,000	1,987,875
Kindred Escrow Corp. II 8.000%, 01/15/20 (144A)	1,025,000	1,089,063
Kindred Healthcare, Inc. 6.375%, 04/15/22 (144A)	2,000,000	1,905,000
LifePoint Hospitals, Inc. 5.500%, 12/01/21	2,000,000	2,045,000
MPH Acquisition Holdings LLC 6.625%, 04/01/22 (144A)	2,675,000	2,735,187
Select Medical Corp. 6.375%, 06/01/21	800,000	812,000
Tenet Healthcare Corp. 8.125%, 04/01/22	7,000,000	7,822,500

		58,336,365

Holding Companies-Diversified—0.1%
San Miguel Corp. 4.875%, 04/26/23	1,325,000	1,230,594

Home Builders—0.9%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 02/15/21 (144A)	1,450,000	1,381,125
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	1,600,000	1,672,000
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21	1,650,000	1,402,500
Lennar Corp. 4.500%, 11/15/19	1,475,000	1,463,938
PulteGroup, Inc. 6.375%, 05/15/33	3,500,000	3,500,000
William Lyon Homes, Inc. 7.000%, 08/15/22 (144A)	3,350,000	3,383,500

		12,803,063

Housewares—0.1%
American Greetings Corp. 7.375%, 12/01/21	1,200,000	1,254,000

Insurance—1.0%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	1,785,000	1,820,700
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,950,000	2,067,000
Galaxy Finco, Ltd. 7.875%, 11/15/21 (144A) (GBP)	100,000	143,235
Liberty Mutual Group, Inc. 7.800%, 03/15/37 (144A)	2,350,000	2,749,500
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	2,775,000	3,092,316
TIAA Asset Management Finance Co. LLC 4.125%, 11/01/24 (144A)	4,000,000	4,097,664

		13,970,415

Internet—1.7%
Affinion Investments LLC 13.500%, 08/15/18 (a) (b)	1,425,000	1,068,750
Alibaba Group Holding, Ltd. 3.125%, 11/28/21 (144A)	2,975,000	2,939,232
3.600%, 11/28/24 (144A) (a)	2,800,000	2,777,163
Amazon.com, Inc. 4.800%, 12/05/34	7,700,000	8,082,983
Expedia, Inc. 4.500%, 08/15/24	1,825,000	1,842,832
Netflix, Inc. 5.375%, 02/01/21	3,700,000	3,848,000
United Group B.V. 7.875%, 11/15/20 (144A) (EUR)	100,000	128,749
VeriSign, Inc. 4.625%, 05/01/23 (a)	2,125,000	2,082,500

		22,770,209

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Investment Company Security—0.1%
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	1,500,000	$1,177,500

Iron/Steel—0.8%
Allegheny Ludlum Corp. 6.950%, 12/15/25	1,500,000	1,635,207
ArcelorMittal 5.750%, 08/05/20 (a)	6,000,000	6,225,000
Steel Dynamics, Inc. 5.125%, 10/01/21 (144A)	1,825,000	1,859,219
5.500%, 10/01/24 (144A)	925,000	948,125

		10,667,551

Leisure Time—0.4%
NCL Corp., Ltd. 5.250%, 11/15/19 (144A)	1,025,000	1,032,688
Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27 (a)	3,500,000	3,937,500

		4,970,188

Lodging—1.5%
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.375%, 05/01/22 (144A)	800,000	704,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21	3,000,000	3,135,000
MCE Finance, Ltd. 5.000%, 02/15/21 (144A)	2,925,000	2,734,875
MGM Resorts International 6.000%, 03/15/23 (a)	2,050,000	2,060,250
MTR Gaming Group, Inc. 11.500%, 08/01/19 (a)	1,525,000	1,650,812
Playa Resorts Holding B.V. 8.000%, 08/15/20 (144A)	2,300,000	2,294,250
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC 5.875%, 05/15/21 (144A)	1,525,000	1,509,750
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, 06/01/21 (144A)	2,950,000	2,684,500
Wyndham Worldwide Corp. 3.900%, 03/01/23	2,550,000	2,515,922
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.750%, 08/15/20	1,325,000	1,411,430

		20,700,789

Machinery-Construction & Mining—0.1%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 (144A)	1,350,000	1,383,750

Machinery-Diversified—0.8%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	1,750,000	1,841,875
CNH Industrial Capital LLC 3.375%, 07/15/19 (144A)	1,475,000	1,408,625
Flowserve Corp. 3.500%, 09/15/22 (a)	325,000	325,122
Gardner Denver, Inc. 6.875%, 08/15/21 (144A) (a)	2,750,000	2,640,000
Manitowoc Co., Inc. (The) 8.500%, 11/01/20	2,850,000	3,078,000
Waterjet Holdings, Inc. 7.625%, 02/01/20 (144A)	1,725,000	1,776,750

		11,070,372

Media—3.8%
AMC Networks, Inc. 4.750%, 12/15/22 (a)	2,825,000	2,740,250
7.750%, 07/15/21	1,500,000	1,605,000
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	4,000,000	4,050,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 09/01/23 (a)	1,400,000	1,417,500
6.625%, 01/31/22	2,200,000	2,337,500
8.125%, 04/30/20	2,000,000	2,105,000
CCOH Safari LLC 5.500%, 12/01/22	700,000	710,500
5.750%, 12/01/24	1,050,000	1,061,813
Columbus International, Inc. 7.375%, 03/30/21 (144A) (a)	1,400,000	1,456,000
DISH DBS Corp. 5.125%, 05/01/20	4,075,000	4,105,562
5.875%, 07/15/22	1,300,000	1,332,500
6.750%, 06/01/21	4,475,000	4,810,625
Globo Comunicacao e Participacoes S.A. 4.875%, 04/11/22 (144A)	525,000	538,125
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	1,575,000	1,716,750
iHeartCommunications, Inc. 9.000%, 12/15/19 (a)	3,225,000	3,176,625
11.250%, 03/01/21	3,250,000	3,347,500
Mediacom Broadband LLC / Mediacom Broadband Corp. 6.375%, 04/01/23	3,950,000	4,048,750
Mediacom LLC / Mediacom Capital Corp. 7.250%, 02/15/22	400,000	427,000
Numericable-SFR 6.000%, 05/15/22 (144A)	2,950,000	2,966,225
6.250%, 05/15/24 (144A)	500,000	503,750
RCN Telecom Services LLC / RCN Capital Corp. 8.500%, 08/15/20 (144A)	725,000	746,750
SiTV LLC / SiTV Finance, Inc. 10.375%, 07/01/19 (144A)	750,000	695,625

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	3,500,000	$3,657,500
Univision Communications, Inc. 8.500%, 05/15/21 (144A)	1,325,000	1,411,125
VTR Finance B.V. 6.875%, 01/15/24 (144A)	1,850,000	1,887,000

		52,854,975

Mining—0.8%
Alcoa, Inc. 5.125%, 10/01/24 (a)	2,650,000	2,808,391
Aleris International, Inc. 7.875%, 11/01/20	900,000	895,500
ALROSA Finance S.A. 7.750%, 11/03/20 (144A)	2,600,000	2,444,000
Century Aluminum Co. 7.500%, 06/01/21 (144A)	950,000	973,750
Imperial Metals Corp. 7.000%, 03/15/19 (144A) (a)	1,250,000	1,150,000
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (e) (f)	32,278	3
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 4.375%, 04/30/18	1,150,000	1,063,750
New Gold, Inc. 6.250%, 11/15/22 (144A)	350,000	343,000
Thompson Creek Metals Co., Inc. 7.375%, 06/01/18 (a)	1,425,000	1,168,500

		10,846,894

Miscellaneous Manufacturing—0.3%
Gates Global LLC / Gates Global Co. 6.000%, 07/15/22 (144A)	1,475,000	1,412,608
Trinity Industries, Inc. 4.550%, 10/01/24	3,475,000	3,375,201

		4,787,809

Office Furnishings—0.3%
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	3,462,951

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/24	2,210,000	2,212,763

Oil & Gas—5.9%
Antero Resources Finance Corp. 5.375%, 11/01/21	2,500,000	2,418,750
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.750%, 01/15/21	3,400,000	2,465,000
Berry Petroleum Co. LLC 6.750%, 11/01/20	3,500,000	2,800,000

Oil & Gas—(Continued)
Bill Barrett Corp. 7.000%, 10/15/22	350,000	281,750
California Resources Corp. 5.500%, 09/15/21 (144A)	3,050,000	2,607,750
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20 (144A)	1,050,000	1,008,000
Chaparral Energy, Inc. 8.250%, 09/01/21	4,350,000	2,958,000
Chesapeake Energy Corp. 4.875%, 04/15/22	1,000,000	972,500
Concho Resources, Inc. 5.500%, 04/01/23	4,875,000	4,897,912
7.000%, 01/15/21 (a)	1,400,000	1,466,500
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	4,600,000	4,312,500
Diamondback Energy, Inc. 7.625%, 10/01/21	3,650,000	3,563,312
EXCO Resources, Inc. 7.500%, 09/15/18 (a)	1,000,000	764,375
Gulfport Energy Corp. 7.750%, 11/01/20 (144A) (a)	1,375,000	1,344,063
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.000%, 12/01/24 (144A) (a)	2,375,000	2,090,000
Kodiak Oil & Gas Corp. 5.500%, 01/15/21 (a)	2,500,000	2,506,250
Kosmos Energy, Ltd. 7.875%, 08/01/21 (144A)	1,475,000	1,246,375
Laredo Petroleum, Inc. 5.625%, 01/15/22	900,000	787,500
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21 (a)	2,000,000	1,630,000
8.000%, 12/01/20 (a)	3,600,000	2,988,000
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,675,000	3,353,438
7.000%, 03/31/24 (144A) (a)	2,300,000	2,081,500
Memorial Resource Development Corp. 5.875%, 07/01/22 (144A)	2,325,000	2,104,125
Newfield Exploration Co. 5.625%, 07/01/24	4,800,000	4,749,000
6.875%, 02/01/20	2,775,000	2,816,625
Northern Tier Energy LLC / Northern Tier Finance Corp. 7.125%, 11/15/20	425,000	429,250
Oasis Petroleum, Inc. 6.500%, 11/01/21	1,500,000	1,365,000
7.250%, 02/01/19 (a)	2,825,000	2,697,875
Parsley Energy LLC / Parsley Finance Corp. 7.500%, 02/15/22 (144A)	1,450,000	1,373,875
PDC Energy, Inc. 7.750%, 10/15/22	2,625,000	2,493,750
Penn Virginia Corp. 8.500%, 05/01/20	1,450,000	1,160,000
QEP Resources, Inc. 6.800%, 03/01/20 (e)	1,450,000	1,500,750

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Rice Energy, Inc. 6.250%, 05/01/22 (144A) (a)	2,000,000	$1,860,000
Rosetta Resources, Inc. 5.875%, 06/01/22	700,000	630,000
Seven Generations Energy, Ltd. 8.250%, 05/15/20 (144A)	2,150,000	2,064,000
Seventy Seven Energy, Inc. 6.500%, 07/15/22 (a)	1,500,000	877,500
SM Energy Co. 6.500%, 11/15/21	1,725,000	1,673,250
6.500%, 01/01/23	325,000	312,000
Tesoro Corp. 5.125%, 04/01/24 (a)	2,060,000	2,044,550
Triangle USA Petroleum Corp. 6.750%, 07/15/22 (144A)	2,025,000	1,336,500
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	1,950,000	1,277,250

		81,308,775

Oil & Gas Services—1.0%
Dresser-Rand Group, Inc. 6.500%, 05/01/21	2,600,000	2,795,000
Gulfmark Offshore, Inc. 6.375%, 03/15/22	2,500,000	1,862,500
Hiland Partners L.P. / Hiland Partner Finance Corp. 5.500%, 05/15/22 (144A)	375,000	330,000
7.250%, 10/01/20 (144A)	2,015,000	1,914,250
Light Tower Rentals, Inc. 8.125%, 08/01/19 (144A)	1,550,000	1,205,125
Oceaneering International, Inc. 4.650%, 11/15/24	3,450,000	3,378,078
SEACOR Holdings, Inc. 7.375%, 10/01/19	2,125,000	2,225,937

		13,710,890

Packaging & Containers—2.3%
AEP Industries, Inc. 8.250%, 04/15/19	2,500,000	2,525,000
Ball Corp. 4.000%, 11/15/23	5,225,000	5,042,125
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	3,675,000	4,060,875
Graphic Packaging International, Inc. 4.750%, 04/15/21	1,400,000	1,410,500
4.875%, 11/15/22	575,000	577,875
Pactiv LLC 7.950%, 12/15/25	1,300,000	1,306,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	1,250,000	1,281,250
8.250%, 02/15/21	2,625,000	2,690,625
8.500%, 05/15/18	4,650,000	4,743,000

Packaging & Containers—(Continued)
Sealed Air Corp. 4.875%, 12/01/22 (144A)	1,250,000	1,240,625
5.125%, 12/01/24 (144A)	200,000	202,000
6.875%, 07/15/33 (144A)	4,000,000	4,090,000
8.375%, 09/15/21 (144A)	1,700,000	1,899,750

		31,070,125

Pharmaceuticals—2.1%
Bayer U.S. Finance LLC 3.375%, 10/08/24 (144A)	3,000,000	3,052,716
Catamaran Corp. 4.750%, 03/15/21	1,375,000	1,375,000
Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22 (144A)	3,000,000	3,068,100
JLL/Delta Dutch Newco B.V. 7.500%, 02/01/22 (144A)	2,000,000	2,030,000
Omnicare, Inc. 4.750%, 12/01/22 (a)	1,075,000	1,088,438
5.000%, 12/01/24	700,000	717,500
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20 (a)	4,150,000	4,336,750
Perrigo Finance plc 4.900%, 12/15/44	1,300,000	1,377,581
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/21 (144A)	2,400,000	2,448,000
Valeant Pharmaceuticals International, Inc. 5.625%, 12/01/21 (144A) (a)	1,000,000	1,007,500
6.375%, 10/15/20 (144A)	6,275,000	6,557,375
Zoetis, Inc. 3.250%, 02/01/23	2,125,000	2,096,159

		29,155,119

Pipelines—4.1%
Access Midstream Partners L.P. / ACMP Finance Corp. 6.125%, 07/15/22	347,000	368,688
Energy Transfer Equity L.P. 5.875%, 01/15/24	1,375,000	1,395,625
Energy Transfer Partners L.P. 5.200%, 02/01/22	2,550,000	2,727,368
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (b)	4,900,000	5,326,800
Kinder Morgan, Inc. 5.000%, 02/15/21 (144A)	2,000,000	2,080,708
5.300%, 12/01/34	1,175,000	1,192,691
6.500%, 09/15/20	4,000,000	4,525,956
8.050%, 10/15/30	2,925,000	3,583,154
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.500%, 02/15/23 (a)	1,475,000	1,493,438
6.750%, 11/01/20	3,000,000	3,120,000
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 (144A)	2,400,000	2,628,000
Panhandle Eastern Pipeline Co. L.P. 7.000%, 06/15/18	1,850,000	2,102,347

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	2,000,000	$1,995,000
Rockies Express Pipeline LLC 6.875%, 04/15/40 (144A)	2,825,000	3,008,625
Rose Rock Midstream L.P. / Rose Rock Finance Corp. 5.625%, 07/15/22	390,000	364,650
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	1,925,000	1,891,312
5.750%, 05/15/24	5,150,000	5,053,437
SemGroup Corp. 7.500%, 06/15/21	890,000	890,000
Southeast Supply Header LLC 4.250%, 06/15/24 (144A)	2,450,000	2,482,850
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.250%, 05/01/23	1,650,000	1,592,250
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19 (144A) (a)	1,100,000	1,091,750
5.875%, 10/01/20	1,753,000	1,757,383
6.125%, 10/15/21	1,200,000	1,197,000
6.250%, 10/15/22 (144A)	1,975,000	1,970,062
Transportadora de Gas Internacional S.A. ESP 5.700%, 03/20/22 (144A) (a)	2,850,000	2,992,215

		56,831,309

Real Estate—0.2%
CBRE Services, Inc. 5.000%, 03/15/23	1,425,000	1,456,208
5.250%, 03/15/25	1,100,000	1,122,000

		2,578,208

Real Estate Investment Trusts—1.1%
American Tower Corp. 4.700%, 03/15/22	2,750,000	2,883,353
Crown Castle International Corp. 5.250%, 01/15/23 (a)	1,350,000	1,377,000
DDR Corp. 7.875%, 09/01/20	1,625,000	2,004,067
Federal Realty Investment Trust 3.000%, 08/01/22	1,175,000	1,171,636
Goodman Funding Property, Ltd. 6.000%, 03/22/22 (144A)	1,200,000	1,365,575
Host Hotels & Resorts L.P. 5.250%, 03/15/22	1,300,000	1,418,708
Omega Healthcare Investors, Inc. 4.950%, 04/01/24	800,000	832,512
5.875%, 03/15/24	525,000	557,813
6.750%, 10/15/22	1,675,000	1,775,500
RHP Hotel Properties L.P. / RHP Finance Corp. 5.000%, 04/15/21	1,000,000	995,000
Washington Real Estate Investment Trust 3.950%, 10/15/22	1,375,000	1,375,496

		15,756,660

Retail—3.8%
Bon-Ton Department Stores, Inc. (The) 8.000%, 06/15/21 (a)	1,350,000	1,127,250
Brookstone Co., Inc. Escrow (144A) (b) (d) (f)	2,041,798	4,451
Brookstone Holdings Corp. 10.000%, 07/07/21 (e) (f) (g)	223,812	223,812
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/19 (144A) (a) (g)	1,475,000	1,305,375
Claire’s Stores, Inc. 8.875%, 03/15/19 (a)	3,000,000	2,430,000
9.000%, 03/15/19 (144A)	700,000	689,500
CST Brands, Inc. 5.000%, 05/01/23	2,250,000	2,272,500
DBP Holding Corp. 7.750%, 10/15/20 (144A) (a)	1,457,000	1,238,450
El Puerto de Liverpool S.A.B. de C.V. 3.950%, 10/02/24 (144A) (a)	1,675,000	1,649,037
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.625%, 06/15/20	1,950,000	1,954,875
Hema Bondco I B.V. 6.250%, 06/15/19 (144A) (EUR)	1,975,000	2,007,569
Hillman Group, Inc. (The) 6.375%, 07/15/22 (144A)	1,425,000	1,368,000
Macy’s Retail Holdings, Inc. 4.500%, 12/15/34	2,750,000	2,769,107
Men’s Wearhouse, Inc. (The) 7.000%, 07/01/22 (144A) (a)	1,375,000	1,412,812
Neiman Marcus Group Ltd., Inc. 8.000%, 10/15/21 (144A)	3,800,000	4,018,500
New Albertsons, Inc. 7.450%, 08/01/29	1,000,000	895,000
7.750%, 06/15/26	3,000,000	2,685,000
Petco Holdings, Inc. 8.500%, 10/15/17 (144A) (a) (g)	1,500,000	1,522,500
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 (144A) (a)	1,980,000	1,975,050
Rite Aid Corp. 6.875%, 12/15/28 (144A)	1,250,000	1,275,000
7.700%, 02/15/27	4,500,000	4,905,000
Ruby Tuesday, Inc. 7.625%, 05/15/20	150,000	147,000
SACI Falabella 4.375%, 01/27/25 (144A)	1,425,000	1,393,924
Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/01/23	875,000	914,375
5.750%, 06/01/22	1,925,000	2,016,437
Serta Simmons Holdings LLC 8.125%, 10/01/20 (144A)	1,325,000	1,401,188
Tops Holding Corp. / Tops Markets LLC 8.875%, 12/15/17	2,000,000	2,040,000
Tops Holding II Corp. 8.750%, 06/15/18	1,875,000	1,800,000
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	1,800,000	1,812,523
3.800%, 11/18/24	2,400,000	2,447,760

		51,701,995

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Savings & Loans—0.0%
Washington Mutual Bank 6.875%, 06/15/11 (d) (e) (f)	6,000,000	$600

Semiconductors—0.9%
Freescale Semiconductor, Inc. 10.750%, 08/01/20 (a)	3,075,000	3,359,437
KLA-Tencor Corp. 4.650%, 11/01/24	7,950,000	8,230,214
Micron Technology, Inc. 5.500%, 02/01/25 (144A)	1,500,000	1,515,000

		13,104,651

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 5.000%, 12/15/21 (144A)	500,000	508,750
7.125%, 03/15/21	2,500,000	2,700,000

		3,208,750

Software—1.6%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	3,000,000	3,150,000
6.125%, 09/15/23 (144A)	3,600,000	3,879,000
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	1,300,000	1,339,000
Dun & Bradstreet Corp. (The) 4.375%, 12/01/22 (a)	1,500,000	1,534,408
First Data Corp. 8.250%, 01/15/21 (144A)	6,550,000	7,008,500
11.250%, 01/15/21	1,452,000	1,648,020
MSCI, Inc. 5.250%, 11/15/24 (144A)	1,175,000	1,216,125
Sophia L.P. / Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	2,200,000	2,348,500

		22,123,553

Telecommunications—5.3%
Altice Finco S.A. 9.875%, 12/15/20 (144A)	3,650,000	3,901,602
Altice S.A. 7.750%, 05/15/22 (144A)	3,500,000	3,506,563
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	1,370,000	1,360,837
Clearwire Communications LLC /Clearwire Finance, Inc. 14.750%, 12/01/16 (144A)	1,900,000	2,284,750
CommScope, Inc. 5.500%, 06/15/24 (144A)	2,200,000	2,167,000
Consolidated Communications, Inc. 6.500%, 10/01/22 (144A)	1,350,000	1,353,375
CPI International, Inc. 8.750%, 02/15/18 (a)	2,500,000	2,568,750
Digicel Group, Ltd. 7.125%, 04/01/22 (144A)	1,500,000	1,395,000
8.250%, 09/30/20 (144A)	2,000,000	1,940,000

Telecommunications—(Continued)
Digicel, Ltd. 7.000%, 02/15/20 (144A) (a)	3,000,000	2,967,000
Frontier Communications Corp. 7.625%, 04/15/24 (a)	1,400,000	1,442,000
9.250%, 07/01/21	1,225,000	1,414,875
Hughes Satellite Systems Corp. 7.625%, 06/15/21	4,000,000	4,400,000
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	2,775,000	2,747,250
Intelsat Luxembourg S.A. 7.750%, 06/01/21 (a)	5,595,000	5,608,987
8.125%, 06/01/23	1,025,000	1,045,500
Motorola Solutions, Inc. 3.500%, 09/01/21	1,800,000	1,800,054
Sable International Finance, Ltd. 8.750%, 02/01/20 (144A)	1,690,000	1,833,650
SBA Telecommunications, Inc. 5.750%, 07/15/20	2,000,000	2,035,600
Sprint Capital Corp. 6.900%, 05/01/19	1,900,000	1,938,000
T-Mobile USA, Inc. 6.500%, 01/15/24	5,500,000	5,637,500
6.542%, 04/28/20	3,425,000	3,536,312
6.625%, 11/15/20	2,000,000	2,035,000
Telemovil Finance Co., Ltd. 8.000%, 10/01/17 (144A) (a)	1,500,000	1,545,000
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	2,850,000	3,117,188
VimpelCom Holdings B.V. 5.950%, 02/13/23 (144A)	350,000	265,825
Virgin Media Finance plc 6.000%, 10/15/24 (144A) (a)	925,000	967,781
Virgin Media Secured Finance plc 5.375%, 04/15/21 (144A)	4,000,000	4,130,000
Wind Acquisition Finance S.A. 7.375%, 04/23/21 (144A)	4,250,000	4,011,150

		72,956,549

Textiles—0.1%
Polymer Group, Inc. 6.875%, 06/01/19 (144A)	950,000	912,000
Springs Industries, Inc. 6.250%, 06/01/21	900,000	895,500

		1,807,500

Transportation—0.5%
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A)	675,000	668,250
Hornbeck Offshore Services, Inc. 5.000%, 03/01/21 (a)	1,800,000	1,476,000
5.875%, 04/01/20	2,875,000	2,544,375
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	1,400,000	1,386,000
XPO Logistics, Inc. 7.875%, 09/01/19 (144A)	1,325,000	1,384,625

		7,459,250

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trucking & Leasing—0.1%
Jurassic Holdings III, Inc. 6.875%, 02/15/21 (144A)	1,350,000	$1,255,500

Total Corporate Bonds & Notes (Cost $1,026,103,314)		1,017,968,027

Common Stocks—11.3%

Aerospace & Defense—0.3%
Raytheon Co. (a)	13,100	1,417,027
TransDigm Group, Inc.	11,800	2,316,930

		3,733,957

Airlines—0.3%
Alaska Air Group, Inc. (a)	27,800	1,661,328
Southwest Airlines Co.	44,700	1,891,704

		3,553,032

Auto Components—0.2%
American Axle & Manufacturing Holdings, Inc. (a) (h)	95,000	2,146,050

Automobiles—0.1%
Harley-Davidson, Inc. (a)	24,400	1,608,204

Beverages—0.1%
Monster Beverage Corp. (h)	15,400	1,668,590

Biotechnology—0.8%
Alexion Pharmaceuticals, Inc. (h)	7,700	1,424,731
Bluebird Bio, Inc. (h)	17,000	1,559,240
Celgene Corp. (a) (h)	16,700	1,868,062
Merrimack Pharmaceuticals, Inc. (a) (h)	64,400	727,720
Pharmacyclics, Inc. (a) (h)	17,200	2,102,872
Puma Biotechnology, Inc. (a) (h)	7,800	1,476,306
Vertex Pharmaceuticals, Inc. (h)	14,700	1,746,360

		10,905,291

Capital Markets—0.1%
Invesco, Ltd.	35,900	1,418,768

Chemicals—0.6%
Axalta Coating Systems, Ltd. (a) (h)	133,300	3,468,466
International Flavors & Fragrances, Inc. (a)	14,400	1,459,584
Potash Corp. of Saskatchewan, Inc.	39,800	1,405,736
PPG Industries, Inc. (a)	6,400	1,479,360

		7,813,146

Consumer Finance—0.1%
Ally Financial, Inc. (h)	65,900	1,556,558

Containers & Packaging—0.1%
Rock-Tenn Co. - Class A	25,800	1,573,284

Distributors—0.1%
LKQ Corp. (h)	58,200	1,636,584

Electric Utilities—0.3%
ITC Holdings Corp.	39,700	1,605,071
Portland General Electric Co. (a)	42,600	1,611,558
PPL Corp. (a)	41,400	1,504,062

		4,720,691

Electrical Equipment—0.2%
Polypore International, Inc. (a) (h)	27,600	1,298,580
Sensata Technologies Holding NV (a) (h)	32,600	1,708,566

		3,007,146

Food & Staples Retailing—0.2%
Kroger Co. (The)	39,600	2,542,716

Food Products—0.7%
Gruma S.A.B. de C.V. (ADR)	47,741	1,986,980
Hershey Co. (The) (a)	22,400	2,328,032
Keurig Green Mountain, Inc. (a)	10,400	1,376,908
Mead Johnson Nutrition Co.	13,700	1,377,398
Pinnacle Foods, Inc.	43,000	1,517,900
WhiteWave Foods Co. (The) (a) (h)	41,600	1,455,584

		10,042,802

Health Care Equipment & Supplies—0.2%
St. Jude Medical, Inc. (a)	22,900	1,489,187
Zimmer Holdings, Inc.	13,800	1,565,196

		3,054,383

Health Care Providers & Services—0.7%
Acadia Healthcare Co., Inc. (a) (h)	29,300	1,793,453
Catamaran Corp. (a) (h)	51,000	2,639,250
Community Health Systems, Inc. (a) (h)	29,900	1,612,208
Team Health Holdings, Inc. (a) (h)	38,600	2,220,658
Universal Health Services, Inc. - Class B	14,100	1,568,766

		9,834,335

Hotels, Restaurants & Leisure—1.3%
Buffalo Wild Wings, Inc. (a) (h)	9,200	1,659,496
Chipotle Mexican Grill, Inc. (a) (h)	2,200	1,505,922
Domino’s Pizza, Inc. (a)	16,200	1,525,554
Hilton Worldwide Holdings, Inc. (h)	53,700	1,401,033
Norwegian Cruise Line Holdings, Ltd. (h)	62,000	2,899,120
Popeyes Louisiana Kitchen, Inc. (a) (h)	27,600	1,553,052
Restaurant Brands International L.P. (h)	47,900	1,807,485
Royal Caribbean Cruises, Ltd. (a)	24,500	2,019,535
Starbucks Corp. (a)	18,900	1,550,745
Yum! Brands, Inc.	29,500	2,149,075

		18,071,017

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.2%
Whirlpool Corp.	11,300	$2,189,262

Insurance—0.2%
Allstate Corp. (The)	30,100	2,114,525

Internet & Catalog Retail—0.1%
Netflix, Inc. (a) (h)	4,000	1,366,440

Internet Software & Services—0.1%
Yelp, Inc. (a) (h)	28,300	1,548,859

IT Services—0.3%
Alliance Data Systems Corp. (h)	5,000	1,430,250
Cognizant Technology Solutions Corp. - Class A (h)	27,200	1,432,352
VeriFone Systems, Inc. (a) (h)	40,000	1,488,000

		4,350,602

Machinery—0.1%
Middleby Corp. (The) (h)	14,600	1,446,860

Media—0.2%
ION Media Networks, Inc. (e) (f)	785	169,403
Time Warner, Inc.	16,600	1,417,972
Twenty-First Century Fox, Inc. - Class A (a)	42,000	1,613,010

		3,200,385

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (e) (f) (h)	5,556,301	131,549

Multi-Utilities—0.2%
Sempra Energy (a)	25,700	2,861,952

Multiline Retail—0.1%
Dollar General Corp. (h)	20,000	1,414,000

Oil, Gas & Consumable Fuels—0.6%
Diamondback Energy, Inc. (a) (h)	37,200	2,223,816
MEG Energy Corp. (h)	105,300	1,771,919
Memorial Resource Development Corp. (h)	85,900	1,548,777
Parsley Energy, Inc. - Class A (a) (h)	124,800	1,991,808

		7,536,320

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp.	1,867,500	156,419

Pharmaceuticals—0.5%
Bristol-Myers Squibb Co. (a)	28,100	1,658,743
Mallinckrodt plc (a) (h)	15,500	1,534,965
Valeant Pharmaceuticals International, Inc. (h)	10,000	1,431,100
Zoetis, Inc.	64,400	2,771,132

		7,395,940

Professional Services—0.2%
Robert Half International, Inc. (a)	50,600	2,954,028

Real Estate Investment Trusts—0.1%
Hudson Pacific Properties, Inc. (a)	48,200	1,448,892

Road & Rail—0.1%
Old Dominion Freight Line, Inc. (a) (h)	18,900	1,467,396

Semiconductors & Semiconductor Equipment—0.5%
Avago Technologies, Ltd.	17,900	1,800,561
Broadcom Corp. - Class A	39,000	1,689,870
NXP Semiconductor NV (h)	22,700	1,734,280
TriQuint Semiconductor, Inc. (a) (h)	56,100	1,545,555

		6,770,266

Software—0.5%
FireEye, Inc. (a) (h)	49,400	1,560,052
Mobileye NV (a) (h)	33,300	1,350,648
Splunk, Inc. (a) (h)	36,800	2,169,360
VMware, Inc. - Class A (a) (h)	17,600	1,452,352

		6,532,412

Specialty Retail—0.4%
Brown Shoe Co., Inc.	43,600	1,401,740
Restoration Hardware Holdings, Inc. (a) (h)	19,300	1,852,993
Sally Beauty Holdings, Inc. (a) (h)	51,000	1,567,740

		4,822,473

Textiles, Apparel & Luxury Goods—0.5%
Carter’s, Inc.	26,700	2,331,177
PVH Corp.	3,700	474,229
Ralph Lauren Corp.	7,500	1,388,700
Skechers U.S.A., Inc. - Class A (a) (h)	24,500	1,353,625
Vince Holding Corp. (a) (h)	52,900	1,382,806

		6,930,537

Total Common Stocks (Cost $145,176,997)		155,525,671

Convertible Bonds—6.3%

Airlines—0.1%
United Airlines, Inc. 4.500%, 01/15/15	400,000	1,401,250

Auto Manufacturers—0.2%
Fiat Chrysler Automobiles NV 7.875%, 12/15/16	3,000,000	3,225,000

Banks—0.0%
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (c)	560,000	596,400

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—1.2%
Illumina, Inc. 0.250%, 03/15/16	1,550,000	$3,424,531
0.500%, 06/15/21 (144A) (a)	1,850,000	2,102,062
Isis Pharmaceuticals, Inc. 1.000%, 11/15/21 (144A)	1,500,000	1,682,813
Medivation, Inc. 2.625%, 04/01/17	2,250,000	4,363,594
Merrimack Pharmaceuticals, Inc. 4.500%, 07/15/20 (a)	475,000	905,766
Regeneron Pharmaceuticals, Inc. 1.875%, 10/01/16	800,000	3,898,000

		16,376,766

Commercial Services—0.3%
Macquarie Infrastructure Co. LLC 2.875%, 07/15/19 (a)	3,175,000	3,607,594

Diversified Financial Services—0.3%
Janus Capital Group, Inc. 0.750%, 07/15/18	950,000	1,441,031
PRA Group, Inc. 3.000%, 08/01/20	2,450,000	2,745,531

		4,186,562

Electric—0.3%
NRG Yield, Inc. 3.500%, 02/01/19 (144A)	3,600,000	3,969,000

Gas—0.4%
CenterPoint Energy, Inc. 3.943%, 09/15/29 (i)	75,000	5,044,125

Healthcare-Products—0.3%
Cepheid, Inc. 1.250%, 02/01/21 (144A) (a)	3,425,000	3,765,359

Internet—0.6%
Twitter, Inc. 1.000%, 09/15/21 (144A)	4,150,000	3,615,687
Vipshop Holdings, Ltd. 1.500%, 03/15/19 (a)	3,750,000	4,462,500

		8,078,187

Leisure Time—0.2%
Jarden Corp. 1.875%, 09/15/18	1,450,000	2,273,781

Oil & Gas—0.0%
Energy XXI, Ltd. 3.000%, 12/15/18 (a)	1,675,000	489,938

Pharmaceuticals—0.8%
Depomed, Inc. 2.500%, 09/01/21	2,045,000	2,207,322

Pharmaceuticals—(Continued)
Mylan, Inc. 3.750%, 09/15/15	1,275,000	5,388,469
Omnicare, Inc. 3.250%, 12/15/35	1,225,000	1,417,172
3.500%, 02/15/44 (a)	2,075,000	2,479,625

		11,492,588

Real Estate Investment Trusts—0.5%
ProLogis L.P. 3.250%, 03/15/15	1,500,000	1,666,875
SL Green Operating Partnership L.P. 3.000%, 10/15/17 (144A)	3,225,000	4,744,781

		6,411,656

Retail—0.2%
Restoration Hardware Holdings, Inc. Zero Coupon, 06/15/19 (144A)	3,225,000	3,331,828

Software—0.7%
Proofpoint, Inc. 1.250%, 12/15/18	2,750,000	3,755,468
PROS Holdings, Inc. 2.000%, 12/01/19 (144A)	1,000,000	1,031,250
ServiceNow, Inc. Zero Coupon, 11/01/18	1,850,000	2,104,375
Workday, Inc. 0.750%, 07/15/18	2,150,000	2,549,094

		9,440,187

Telecommunications—0.2%
Nortel Networks Corp. 2.125%, 04/15/14 (a) (d)	3,300,000	3,223,688

Total Convertible Bonds (Cost $79,852,382)		86,913,909

U.S. Treasury & Government Agencies—3.5%

Agency Sponsored Mortgage - Backed—3.5%
Fannie Mae 30 Yr. Pool 3.500%, 07/01/43	10,941,638	11,418,625
4.000%, TBA (j)	9,400,000	10,006,484
4.500%, TBA (j)	24,550,000	26,648,259

Total U.S. Treasury & Government Agencies (Cost $47,774,131)		48,073,368

Floating Rate Loans (n)—2.5%

Airlines—0.1%
Delta Air Lines, Inc. Term Loan B, 3.250%, 04/20/17	1,196,899	1,187,798

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.3%
Amgen, Inc. Term Loan, 1.255%, 09/18/18 (e)	3,500,000	$3,497,812

Chemicals—0.0%
Britax U.S. Holdings, Inc. Term Loan, 4.500%, 10/15/20 (e)	773,043	572,052

Commercial Services—0.1%
Avis Budget Car Rental LLC Term Loan B, 3.000%, 03/15/19	1,421,383	1,411,611

Diversified Financial Services—0.2%
AWAS Finance Luxembourg S.A. Term Loan, 3.500%, 07/16/18	1,625,000	1,604,687
RPI Finance Trust Term Loan B4, 3.500%, 11/09/20	1,125,000	1,124,531

		2,729,218

Electronics—0.0%
Generac Power Systems, Inc. Term Loan B, 3.250%, 05/31/20	76,719	74,417

Energy Equipment & Services—0.1%
Chief Exploration & Development LLC 2nd Lien Term Loan, 6.500%, 05/12/21 (e)	775,000	703,313

Gas—0.1%
Astoria Energy LLC Term Loan B, 0.000%, 12/04/21 (k)	900,000	888,750

Insurance—0.0%
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	125,000	124,688

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l. 2nd Lien Term Loan, 7.750%, 07/31/22	1,500,000	1,464,375

Media—0.4%
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan, 7.500%, 07/25/22	1,800,000	1,781,100
Charter Communications Operating LLC Term Loan G, 4.250%, 09/12/21	2,000,000	2,012,638
Kasima LLC Term Loan B, 3.250%, 05/17/21	1,925,758	1,882,428

		5,676,166

Oil & Gas—0.2%
MEG Energy Corp. Term Loan, 0.000%, 03/31/20 (k)	847,816	812,208
Templar Energy LLC 2nd Lien Term Loan, 8.500%, 11/25/20	3,675,000	2,655,187

		3,467,395

Packaging & Containers—0.2%
Crown Americas, LLC Delayed Draw Term Loan, 1.919%, 12/19/18	1,750,000	1,754,375
Term Loan A, 1.919%, 12/19/18	650,000	651,625

		2,406,000

Semiconductors—0.5%
Avago Technologies Cayman, Ltd. Term Loan B, 3.750%, 05/06/21	2,418,922	2,412,875
NXP B.V. Term Loan D, 3.250%, 01/11/20	2,144,571	2,118,658
Sensata Technologies B.V. Term Loan, 3.500%, 10/14/21	2,718,188	2,720,906

		7,252,439

Software—0.1%
Activision Blizzard, Inc. Term Loan B, 3.250%, 10/12/20	2,050,000	2,048,971

Trading Companies & Distributors—0.1%
Neff Rental LLC 2nd Lien Term Loan, 7.250%, 06/09/21	1,249,565	1,233,946

Total Floating Rate Loans (Cost $35,499,059)		34,738,951

Mortgage-Backed Securities—2.3%

Commercial Mortgage-Backed Securities—2.3%
BB-UBS Trust 4.026%, 11/05/36 (144A) (c)	2,775,000	2,678,710
Citigroup Commercial Mortgage Trust 4.345%, 10/10/47	875,000	911,130
4.534%, 10/10/47 (c)	1,000,000	1,017,790
Commercial Mortgage Pass Through Certificates 1.087%, 12/10/47 (c) (l)	19,900,000	1,424,342
4.349%, 12/10/47 (c)	1,000,000	1,038,142
4.467%, 12/10/47 (c)	1,800,000	1,782,517
Commercial Mortgage Trust 0.044%, 12/10/47 (144A) (c) (l)	10,100,000	68,468
0.177%, 11/10/47 (144A) (l)	16,375,000	188,444
0.500%, 12/10/47 (144A) (c) (l)	4,850,000	185,328
1.436%, 11/10/47 (144A) (l)	1,225,000	134,340
4.508%, 11/10/47 (c)	1,250,000	1,270,262
4.613%, 09/10/47 (c)	950,000	985,263
Commercial WWP Mortgage Trust 3.898%, 03/10/31 (144A)	1,800,000	1,800,529
DBUBS Mortgage Trust 5.443%, 07/10/44 (144A) (c)	950,000	1,003,936
GS Mortgage Securities Trust 4.511%, 11/10/47 (c)	1,200,000	1,140,088
Impact Funding LLC 0.342%, 08/25/47 (l)	3,100,000	110,378

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 0.312%, 11/15/47 (c) (l)	9,300,000	$258,382
0.476%, 01/15/48 (c) (l)	8,125,000	332,186
0.500%, 01/15/48 (144A) (c) (l)	6,475,000	249,343
3.927%, 01/15/48 (144A) (c)	2,300,000	1,946,180
Morgan Stanley Bank of America Merrill Lynch Trust 0.442%, 12/15/47 (144A) (c) (l)	13,150,000	529,708
0.602%, 12/15/46 (144A) (l)	6,175,000	294,548
3.989%, 12/15/46 (144A)	1,200,000	1,197,360
4.000%, 12/15/47	1,350,000	1,300,552
4.071%, 05/15/46 (c)	850,000	861,199
4.083%, 07/15/46 (c)	725,000	735,825
4.384%, 12/15/46 (144A)	2,500,000	2,494,500
4.750%, 12/15/46 (144A)	1,150,000	1,073,180
Motel 6 Trust 3.781%, 10/05/25 (144A)	2,225,000	2,200,129
Wells Fargo Commercial Mortgage Trust 0.396%, 12/15/47 (c) (l)	10,125,000	357,645
1.216%, 12/15/47 (c) (l)	10,375,000	857,265
4.193%, 12/15/47 (c)	600,000	597,692
WF-RBS Commercial Mortgage Trust 4.326%, 11/15/47 (c)	425,000	430,757

Total Mortgage-Backed Securities (Cost $31,383,080)		31,456,118

Convertible Preferred Stocks—1.3%

Diversified Financial Services—0.3%
AMG Capital Trust II 5.150%, 10/15/37	65,500	4,044,625

Electric Utilities—0.4%
NextEra Energy, Inc. 5.889%, 09/01/15	70,000	4,685,800

Metals & Mining—0.1%
Alcoa, Inc. 5.375%, 10/01/17	29,200	1,473,140

Multi-Utilities—0.2%
Dominion Resources, Inc. 6.000%, 07/01/16	50,000	3,006,000

Road & Rail—0.3%
Genesee & Wyoming, Inc. 5.000%, 10/01/15	36,000	4,177,800

Total Convertible Preferred Stocks (Cost $15,741,940)		17,387,365

Foreign Government—0.5%
Security Description	Shares/ Principal Amount*	Value

Sovereign—0.5%
Bermuda Government International Bonds 4.138%, 01/03/23 (144A) (a)	2,150,000	2,171,500
4.854%, 02/06/24 (144A)	1,225,000	1,274,000
Government of the Cayman Island 5.950%, 11/24/19 (144A)	800,000	912,000
Senegal Government International Bond 6.250%, 07/30/24 (144A) (a)	1,425,000	1,357,598
Vietnam Government International Bond 4.800%, 11/19/24 (144A) (a)	1,525,000	1,566,937

Total Foreign Government (Cost $7,316,043)		7,282,035

Preferred Stock—0.1%

Banks—0.1%
Texas Capital Bancshares, Inc., 6.500% (a) (Cost $2,170,000)	86,800	2,106,636

Warrant—0.0%

Auto Components—0.0%
Cooper-Standard Holding, Inc., Strike Price $27.33, Expires 11/27/17 (e) (h) (Cost $205,581)	20,875	666,539

Short-Term Investments—13.9%

Mutual Fund—13.5%
State Street Navigator Securities Lending MET Portfolio (o)	185,558,274	185,558,274

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $5,144,599 on 01/02/15, collateralized by $5,245,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $5,251,556.	5,144,599	5,144,599

Total Short-Term Investments (Cost $190,702,873)		190,702,873

Total Investments—115.6% (Cost $1,581,925,400) (p)		1,592,821,492
Other assets and liabilities (net)—(15.6)%		(215,042,166)

Net Assets—100.0%		$1,377,779,326

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $189,603,273 and the collateral received consisted of cash in the amount of $185,558,274 and non-cash collateral with a value of $10,617,588. The cash collateral is invested in a money market fund managed by an

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $10,353,005, which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(e)	Illiquid security. As of December 31, 2014, these securities represent 0.7% of net assets.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Non-income producing security.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(k)	This loan will settle after December 31, 2014, at which time the interest rate will be determined.
(l)	Interest only security.
(m)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $53,875.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	Represents investment of cash collateral received from securities lending transactions.
(p)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,584,173,990. The aggregate unrealized appreciation and depreciation of investments were $48,398,027 and $(39,750,525), respectively, resulting in net unrealized appreciation of $8,647,502 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $447,647,326, which is 32.5% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(COP)—	Colombian Peso
(EMTN)—	Euro Medium-Term Note
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Brookstone Co., Inc.	07/25/14	$2,041,798	$4,340	$4,451
IFM U.S. Colonial Pipeline 2 LLC	04/14/11	4,900,000	4,898,107	5,326,800
NSG Holdings LLC / NSG Holdings, Inc.	01/25/13	3,047,131	3,222,281	3,245,194
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp.	05/30/12	1,676,000	1,741,625	1,776,560

				$10,353,005

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/15	(120)	USD	(15,319,021)	$103,396
U.S. Treasury Note 5 Year Futures	03/31/15	(7)	USD	(831,621)	(887)

Net Unrealized Appreciation					$102,509

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$10,939,864	$—	$10,939,864
Aerospace/Defense	—	8,005,808	—	8,005,808
Agriculture	—	3,535,233	—	3,535,233
Airlines	—	6,506,467	—	6,506,467
Apparel	—	4,188,750	—	4,188,750
Auto Manufacturers	—	4,145,000	—	4,145,000
Auto Parts & Equipment	—	5,431,875	—	5,431,875
Banks	—	58,848,225	—	58,848,225
Beverages	—	8,109,128	—	8,109,128
Biotechnology	—	4,524,910	—	4,524,910
Building Materials	—	4,865,077	—	4,865,077
Chemicals	—	20,109,692	—	20,109,692
Coal	—	2,038,625	—	2,038,625
Commercial Services	—	27,901,435	—	27,901,435
Computers	—	18,607,818	—	18,607,818
Cosmetics/Personal Care	—	5,577,563	—	5,577,563
Distribution/Wholesale	—	1,584,000	—	1,584,000
Diversified Financial Services	—	55,566,503	—	55,566,503
Electric	—	26,375,768	—	26,375,768
Electrical Components & Equipment	—	5,950,281	—	5,950,281
Electronics	—	6,384,569	—	6,384,569
Energy-Alternate Sources	—	2,093,885	—	2,093,885
Engineering & Construction	—	5,012,519	—	5,012,519
Entertainment	—	19,269,440	—	19,269,440
Environmental Control	—	4,022,063	—	4,022,063
Food	—	23,575,728	—	23,575,728
Forest Products & Paper	—	4,557,500	—	4,557,500
Gas	—	5,945,529	—	5,945,529
Hand/Machine Tools	—	4,090,000	—	4,090,000
Healthcare-Products	—	21,675,150	—	21,675,150
Healthcare-Services	—	58,336,365	—	58,336,365
Holding Companies-Diversified	—	1,230,594	—	1,230,594
Home Builders	—	12,803,063	—	12,803,063
Housewares	—	1,254,000	—	1,254,000
Insurance	—	13,970,415	—	13,970,415
Internet	—	22,770,209	—	22,770,209
Investment Company Security	—	1,177,500	—	1,177,500

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Iron/Steel	$—	$10,667,551	$—	$10,667,551
Leisure Time	—	4,970,188	—	4,970,188
Lodging	—	20,700,789	—	20,700,789
Machinery-Construction & Mining	—	1,383,750	—	1,383,750
Machinery-Diversified	—	11,070,372	—	11,070,372
Media	—	52,854,975	—	52,854,975
Mining	—	10,846,891	3	10,846,894
Miscellaneous Manufacturing	—	4,787,809	—	4,787,809
Office Furnishings	—	3,462,951	—	3,462,951
Office/Business Equipment	—	2,212,763	—	2,212,763
Oil & Gas	—	81,308,775	—	81,308,775
Oil & Gas Services	—	13,710,890	—	13,710,890
Packaging & Containers	—	31,070,125	—	31,070,125
Pharmaceuticals	—	29,155,119	—	29,155,119
Pipelines	—	56,831,309	—	56,831,309
Real Estate	—	2,578,208	—	2,578,208
Real Estate Investment Trusts	—	15,756,660	—	15,756,660
Retail	—	51,473,732	228,263	51,701,995
Savings & Loans	—	—	600	600
Semiconductors	—	13,104,651	—	13,104,651
Shipbuilding	—	3,208,750	—	3,208,750
Software	—	22,123,553	—	22,123,553
Telecommunications	—	72,956,549	—	72,956,549
Textiles	—	1,807,500	—	1,807,500
Transportation	—	7,459,250	—	7,459,250
Trucking & Leasing	—	1,255,500	—	1,255,500
Total Corporate Bonds & Notes	—	1,017,739,161	228,866	1,017,968,027
Common Stocks
Aerospace & Defense	3,733,957	—	—	3,733,957
Airlines	3,553,032	—	—	3,553,032
Auto Components	2,146,050	—	—	2,146,050
Automobiles	1,608,204	—	—	1,608,204
Beverages	1,668,590	—	—	1,668,590
Biotechnology	10,905,291	—	—	10,905,291
Capital Markets	1,418,768	—	—	1,418,768
Chemicals	7,813,146	—	—	7,813,146
Consumer Finance	1,556,558	—	—	1,556,558
Containers & Packaging	1,573,284	—	—	1,573,284
Distributors	1,636,584	—	—	1,636,584
Electric Utilities	4,720,691	—	—	4,720,691
Electrical Equipment	3,007,146	—	—	3,007,146
Food & Staples Retailing	2,542,716	—	—	2,542,716
Food Products	10,042,802	—	—	10,042,802
Health Care Equipment & Supplies	3,054,383	—	—	3,054,383
Health Care Providers & Services	9,834,335	—	—	9,834,335
Hotels, Restaurants & Leisure	18,071,017	—	—	18,071,017
Household Durables	2,189,262	—	—	2,189,262
Insurance	2,114,525	—	—	2,114,525
Internet & Catalog Retail	1,366,440	—	—	1,366,440
Internet Software & Services	1,548,859	—	—	1,548,859
IT Services	4,350,602	—	—	4,350,602
Machinery	1,446,860	—	—	1,446,860
Media	3,030,982	—	169,403	3,200,385
Metals & Mining	—	—	131,549	131,549
Multi-Utilities	2,861,952	—	—	2,861,952
Multiline Retail	1,414,000	—	—	1,414,000
Oil, Gas & Consumable Fuels	7,536,320	—	—	7,536,320
Paper & Forest Products	—	156,419	—	156,419

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$7,395,940	$—	$—	$7,395,940
Professional Services	2,954,028	—	—	2,954,028
Real Estate Investment Trusts	1,448,892	—	—	1,448,892
Road & Rail	1,467,396	—	—	1,467,396
Semiconductors & Semiconductor Equipment	6,770,266	—	—	6,770,266
Software	6,532,412	—	—	6,532,412
Specialty Retail	4,822,473	—	—	4,822,473
Textiles, Apparel & Luxury Goods	6,930,537	—	—	6,930,537
Total Common Stocks	155,068,300	156,419	300,952	155,525,671
Total Convertible Bonds*	—	86,913,909	—	86,913,909
Total U.S. Treasury & Government Agencies*	—	48,073,368	—	48,073,368
Total Floating Rate Loans*	—	34,738,951	—	34,738,951
Total Mortgage-Backed Securities*	—	31,456,118	—	31,456,118
Convertible Preferred Stocks
Diversified Financial Services	—	4,044,625	—	4,044,625
Electric Utilities	4,685,800	—	—	4,685,800
Metals & Mining	1,473,140	—	—	1,473,140
Multi-Utilities	3,006,000	—	—	3,006,000
Road & Rail	4,177,800	—	—	4,177,800
Total Convertible Preferred Stocks	13,342,740	4,044,625	—	17,387,365
Total Foreign Government*	—	7,282,035	—	7,282,035
Total Preferred Stock*	2,106,636	—	—	2,106,636
Total Warrant*	666,539	—	—	666,539
Short-Term Investments
Mutual Fund	185,558,274	—	—	185,558,274
Repurchase Agreement	—	5,144,599	—	5,144,599
Total Short-Term Investments	185,558,274	5,144,599	—	190,702,873
Total Investments	$356,742,489	$1,235,549,185	$529,818	$1,592,821,492

Collateral for Securities Loaned (Liability)	$—	$(185,558,274)	$—	$(185,558,274)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$103,396	$—	$—	$103,396
Futures Contracts (Unrealized Depreciation)	(887)	—	—	(887)
Total Futures Contracts	$102,509	$—	$—	$102,509

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013		Accrued Discounts/ (Premiums)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales	Balance as of December 31, 2014	Change in Unrealized Appreciation/ Depreciation from Investments Still Held at December 31, 2014
Corporate Bonds & Notes
Retail	$—		$—	$111	$344,278	$(116,126)	$228,263	$111
Mining	—		—	(32,152)	32,155	—	3	(32,152)
Saving & Loans	600		(363)	363	—	—	600	363
Common Stocks
Media	76,961	*	—	92,442	—	—	169,403	92,442
Metals & Mining	—		—	(272,472)	404,021	—	131,549	(272,472)

Total	$77,561		$(363)	$(211,708)	$780,454	$(116,126)	$529,818	$(211,708)

*	Warrants held at December 31, 2013 were converted to common stock shares on a 1 for 1 basis.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,592,821,492
Cash	162,598
Cash denominated in foreign currencies (c)	257,298
Cash collateral for futures contracts	106,148
Receivable for:
Investments sold	1,305,509
TBA securities sold	10,018,895
Fund shares sold	414,875
Dividends and interest	16,731,139
Prepaid expenses	3,790

Total Assets	1,621,821,744
Liabilities
Collateral for securities loaned	185,558,274
Payables for:
Investments purchased	10,125,198
TBA securities purchased	46,602,908
Fund shares redeemed	656,672
Variation margin on futures contracts	27,344
Accrued expenses:
Management fees	600,893
Distribution and service fees	164,412
Deferred trustees’ fees	67,424
Other expenses	239,293

Total Liabilities	244,042,418

Net Assets	$1,377,779,326

Net assets consist of:
Paid in surplus	$1,242,106,510
Undistributed net investment income	73,783,849
Accumulated net realized gain	50,898,331
Unrealized appreciation on investments, futures contracts and foreign currency transactions	10,990,636

Net Assets	$1,377,779,326

Net Assets
Class A	$596,319,729
Class B	761,885,345
Class E	19,574,252
Capital Shares Outstanding*
Class A	45,691,656
Class B	59,067,305
Class E	1,512,303
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.05
Class B	12.90
Class E	12.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,581,925,400.
(b)	Includes securities loaned at value of $189,603,273.
(c)	Identified cost of cash denominated in foreign currencies was $265,255.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$3,173,657
Interest	74,648,261
Securities lending income	658,509

Total investment income	78,480,427
Expenses
Management fees	7,408,928
Administration fees	33,947
Custodian and accounting fees	185,944
Distribution and service fees—Class B	2,012,500
Distribution and service fees—Class E	32,652
Audit and tax services	63,784
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	168,225
Insurance	9,365
Miscellaneous	15,952

Total expenses	10,009,377

Net Investment Income	68,471,050

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	63,227,352
Futures contracts	(1,202,521)
Foreign currency transactions	2,079

Net realized gain	62,026,910

Net change in unrealized depreciation on:
Investments	(58,868,894)
Futures contracts	(661,920)
Foreign currency transactions	(11,472)

Net change in unrealized depreciation	(59,542,286)

Net realized and unrealized gain	2,484,624

Net Increase in Net Assets From Operations	$70,955,674

(a)	Net of foreign withholding taxes of $6,743.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$68,471,050	$79,862,605
Net realized gain	62,026,910	44,063,075
Net change in unrealized depreciation	(59,542,286)	(7,066,080)

Increase in net assets from operations	70,955,674	116,859,600

From Distributions to Shareholders
Net investment income
Class A	(36,660,759)	(42,518,412)
Class B	(45,157,543)	(53,791,660)
Class E	(1,256,379)	(1,589,195)
Net realized capital gains
Class A	(17,089,978)	0
Class B	(21,987,704)	0
Class E	(602,285)	0

Total distributions	(122,754,648)	(97,899,267)

Decrease in net assets from capital share transactions	(38,974,240)	(109,762,823)

Total decrease in net assets	(90,773,214)	(90,802,490)

Net Assets
Beginning of period	1,468,552,540	1,559,355,030

End of period	$1,377,779,326	$1,468,552,540

Undistributed net investment income
End of period	$73,783,849	$81,007,631

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,238,273	$29,402,800	4,364,094	$58,692,112
Reinvestments	4,202,560	53,750,737	3,285,812	42,518,412
Redemptions	(7,813,025)	(102,547,240)	(14,420,147)	(196,904,953)

Net decrease	(1,372,192)	$(19,393,703)	(6,770,241)	$(95,694,429)

Class B
Sales	5,498,341	$72,158,652	6,559,278	$85,792,951
Reinvestments	5,303,732	67,145,247	4,195,917	53,791,660
Redemptions	(11,995,075)	(156,556,330)	(11,626,686)	(152,201,329)

Net decrease	(1,193,002)	$(17,252,431)	(871,491)	$(12,616,718)

Class E
Sales	119,523	$1,580,886	261,672	$3,472,694
Reinvestments	146,352	1,858,664	123,673	1,589,195
Redemptions	(439,761)	(5,767,656)	(494,024)	(6,513,565)

Net decrease	(173,886)	$(2,328,106)	(108,679)	$(1,451,676)

Decrease derived from capital shares transactions		$(38,974,240)		$(109,762,823)

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.55	$13.43	$12.80	$12.98	$12.24

Income (Loss) from Investment Operations
Net investment income (a)	0.64	0.73	0.75	0.80	0.79
Net realized and unrealized gain (loss) on investments	0.03	0.32	0.86	(0.17)	0.76

Total from investment operations	0.67	1.05	1.61	0.63	1.55

Less Distributions
Distributions from net investment income	(0.80)	(0.93)	(0.98)	(0.81)	(0.81)
Distributions from net realized capital gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions	(1.17)	(0.93)	(0.98)	(0.81)	(0.81)

Net Asset Value, End of Period	$13.05	$13.55	$13.43	$12.80	$12.98

Total Return (%) (b)	5.12	8.17	13.19	4.83	13.18

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.55	0.54	0.54	0.54	0.53
Ratio of net investment income to average net assets (%)	4.86	5.50	5.76	6.18	6.40
Portfolio turnover rate (%)	87	46	47	36	42
Net assets, end of period (in millions)	$596.3	$637.9	$722.9	$715.6	$1,163.2

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.41	$13.29	$12.67	$12.87	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.69	0.71	0.76	0.76
Net realized and unrealized gain (loss) on investments	0.02	0.33	0.86	(0.19)	0.76

Total from investment operations	0.62	1.02	1.57	0.57	1.52

Less Distributions
Distributions from net investment income	(0.76)	(0.90)	(0.95)	(0.77)	(0.79)
Distributions from net realized capital gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions	(1.13)	(0.90)	(0.95)	(0.77)	(0.79)

Net Asset Value, End of Period	$12.90	$13.41	$13.29	$12.67	$12.87

Total Return (%) (b)	4.83	7.98	12.95	4.46	12.97

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.79	0.79	0.79	0.78
Ratio of net investment income to average net assets (%)	4.61	5.24	5.51	5.98	6.16
Portfolio turnover rate (%)	87	46	47	36	42
Net assets, end of period (in millions)	$761.9	$808.0	$812.6	$780.4	$805.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.45	$13.33	$12.71	$12.89	$12.16

Income (Loss) from Investment Operations
Net investment income (a)	0.62	0.71	0.72	0.78	0.77
Net realized and unrealized gain (loss) on investments	0.02	0.32	0.86	(0.18)	0.76

Total from investment operations	0.64	1.03	1.58	0.60	1.53

Less Distributions
Distributions from net investment income	(0.78)	(0.91)	(0.96)	(0.78)	(0.80)
Distributions from net realized capital gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions	(1.15)	(0.91)	(0.96)	(0.78)	(0.80)

Net Asset Value, End of Period	$12.94	$13.45	$13.33	$12.71	$12.89

Total Return (%) (b)	4.90	8.06	13.01	4.69	13.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.69	0.68
Ratio of net investment income to average net assets (%)	4.71	5.34	5.61	6.07	6.26
Portfolio turnover rate (%)	87	46	47	36	42
Net assets, end of period (in millions)	$19.6	$22.7	$23.9	$24.3	$30.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to convertible preferred stocks, foreign currency transactions, premium amortization adjustments, contingent payment debt instruments, Real Estate Investment Trusts (REITs), return of capital adjustments and paydown adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $5,144,599, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$103,396	Unrealized depreciation on futures contracts*	$887

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(1,202,521)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(661,920)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts short	$(31,325,000)

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$109,703,879	$1,134,382,571	$74,379,860	$1,193,876,279

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC. that amounted to $959,979 in purchases and $5,101,502 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$7,408,928	0.600%	First $250 million
	0.550%	$250 million to $500 million
	0.500%	$500 million to $1 billion
	0.450%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Lord, Abbett & Co. LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$91,288,007	$97,899,267	$31,466,641	$—	$122,754,648	$97,899,267

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$78,687,874	$48,412,832	$8,639,535	$—	$135,740,241

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Bond Debenture Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-36

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-37

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-38

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-39

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-40

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Lord Abbett Bond Debenture Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Lord, Abbett & Co. LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2014, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2014. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further noted that the Portfolio outperformed one of its benchmarks, the BoA Merrill Lynch U.S. High Yield Master II Constrained Index, for the one-year period ended October 31, 2014, and underperformed its benchmark for the three- and five-year periods ended October 31, 2014. The Board also took into account that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2014. The Board further considered the recent change in the investment management team that became effective in October 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser was in the final stages of negotiating reductions to the Portfolio’s sub-advisory fee schedule, and that the Adviser intended to waive a corresponding portion of its advisory fees in order for contractholders to benefit from the lower sub-advisory fees and that those changes would be presented to the Board in February 2015 to be effective later in 2015.

MIST-41

Met Investors Series Trust

Met/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 29, 2014, the Class A shares of the Met/Artisan International Portfolio returned 0.40%. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -5.41% over the same period. Since its inception on November 12, 2014, the Class B shares of the Met/Artisan International Portfolio returned -1.18%. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index, returned -2.38% over the same period.

MARKET ENVIRONMENT / CONDITIONS

After a benign start to the year, volatility returned to the market in the latter half of 2014 as investors were faced with increasing divergence among global growth rates and corresponding central bank moves. The U.S. landed on one end of the spectrum as its recovery gathered momentum, boosted by strong hiring, with the unemployment rate declining to 5.8% in November from 7.0% a year earlier. Third quarter gross domestic product (“GDP”) grew at an annualized 5.0% rate, its fastest in more than a decade, helped by healthy consumer spending and business investment. The Federal Reserve ended its program of quantitative easing and at year end prepared to hike its key interest rate, which has been at exceptionally low levels since December 2008. Benchmark U.S. equity indices climbed to record highs as the year came to a close.

The eurozone and Japan landed at the other end of the spectrum. The eurozone is facing a difficult combination of high unemployment, weakening demand and investment, and stubbornly low inflation. At year end the European Central Bank (“ECB”) remained on the brink of large-scale quantitative easing, which many think the economy urgently needs, but the ECB must first overcome key vocal opponents. Greece jumped back into the spotlight during the fourth quarter after an election failed to produce a president, prompting a snap election which could bring the anti-austerity Syriza party to power. The political uncertainty stoked demand for safe-haven assets, driving the yield on the German 10-year government bond down to a record low of 0.56%.

Meanwhile, Japan’s economy fell into a technical recession. To jumpstart growth, Japanese Prime Minister Shinzo Abe approved an emergency stimulus package of $29 billion and laid out plans to cut taxes on corporate income, working to steer his nation out from recession. Earlier in the quarter, Abe won a snap election as voters showed their support for his “three arrows” economic plan, but observers wonder if his remaining ammunition will be sufficient.

In China, the path to a reformed economy was bumpy in 2014 with many expecting growth in the world’s second-largest economy to post its slowest rate in decades. Home sales and industrial output were slowed by a decline in credit, driven by a deleveraging of the shadow banking system. Meanwhile, anti-corruption campaigns hindered spending on luxury goods. In November, the central bank cut interest rates in an effort to offset the slowdown. Despite the gloomy economic showing, mainland benchmark Chinese indices finished near five-year highs as retail investors piled into the market.

Oil was an important force in the fourth quarter. Oil prices fell about 50% in 2014, most of that coming since June on the back of growing supply (largely U.S. shale) and waning global demand. Emerging markets were broadly pressured by the strengthening U.S. dollar, falling commodity prices and slower economic growth. Russia and Brazil, each facing political tensions, were among the most notable laggards.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio benefited from positive stock selection in several sectors, including Information Technology and Health Care. Regionally, holdings in the U.S. and emerging markets were a source of strength. From an allocation perspective, the Portfolio benefited from minimal exposure to the Energy sector. As always, sector weightings are the residual of our bottom-up stock selection process. Traditionally, we have viewed the Energy sector as highly cyclical and offering few sustainable growth opportunities which fit our investment criteria.

The Portfolio’s top individual contributors included media company Liberty Global and medical device manufacturer Covidien. European cable company Liberty Global continued to benefit from secular demographics trends, including a seemingly unwavering demand for broadband Internet. As broadband continues to shift from a convenience to an essential product, consumers continue increasing spending on it regardless of the overall macro environment. Liberty Global also benefits from its dominant market position, owing to its scale and the relatively faster speeds offered by its fixed-line cable networks. With Liberty’s network infrastructure already built out, capital expenditures are minimal relative to its competitors, supporting higher margins. Given these favorable supply and demand characteristics, we believe Liberty Global should continue to have advantageous pricing power, allowing it to raise customer prices without a meaningful impact on demand. During the fourth quarter, shares of Liberty Global rose on news the company may be considered for acquisition by mobile operator Vodafone. The news further underscores the significance of Liberty Global’s network advantage: as European telecoms vie to remain competitive by bundling fixed and mobile services, Liberty Global is squarely in the catbird seat.

Covidien (Ireland) is a global leader in the development of health care products for use in clinical and home settings. The company is currently slated for a $43 billion cash and stock acquisition by U.S.-based Medtronic. The combined company is expected to benefit from cost synergies, a lower tax rate from its new Irish domicile and market share gains that can be leveraged into stronger pricing power. During the fourth quarter, the merger gained several key regulatory approvals, including from the U.S. Federal Trade Commission and the European Commission. The clearances reassured investors the merger will likely close in early 2015 following a shareholder vote on January 6.

MIST-1

Met Investors Series Trust

Met/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Detracting from the Portfolio’s relative returns was aero-engine manufacturer Rolls-Royce (United Kingdom). Defense spending cuts have weakened Rolls-Royce’s end markets and difficult near-term economic conditions have negatively impacted its shorter-cycle customers. Restructuring costs are another drag on underlying profit expectations for 2015. Communication is also an issue for Rolls-Royce: while the company has put impressive 2018 targets in place, the management team has yet to explain how the company will achieve them. Over the year we reduced the Portfolio’s position in favor of other opportunities.

Although we have historically found few attractive opportunities in the Energy sector, we did hold two oil field services companies during the period: Schlumberger and Technip (France). Their shares were not immune to the effects of falling oil prices and were counted among the Portfolio’s detractors. We chose to exit our small residual position in Technip. We continued to closely monitor our position in Schlumberger and have chosen to remain investors. A name we know well and have held for many years, we believe Schlumberger will be able to weather this near-term storm thanks to its scale, geographic diversification and unique technological advantages.

Over the reporting period we initiated positions in a handful of stocks, including Telefonica (Spain). Telefonica is a Spanish telecommunications operator, offering fixed and mobile services. The company also has significant assets in other countries including Germany, the United Kingdom and Brazil. We believed Telefonica is reaching an inflection point in its domestic market, where revenue trends will improve as average revenue per user stabilizes and churn rates decline. We were also attracted to the company’s efforts to consolidate its other primary markets.

During the year we exited our position in watch manufacturer Swatch (Switzerland) in favor of other opportunities, as slowing growth and an anti-corruption campaign impacted sales in China, a key region for the company.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

CUMULATIVE RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2014

Since Inception[2]
Met/Artisan International Portfolio
Class A	0.40
Class B	-1.18
MSCI AC World (ex-U.S.) Index	-5.41

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Baidu, Inc.(ADR)	5.6
Bayer AG	4.0
Covidien plc	3.7
AIA Group, Ltd.	3.4
Toyota Motor Corp.	3.4
Linde AG	3.3
ASML Holding NV	3.2
Grupo Televisa S.A.B.(ADR)	2.9
Liberty Global plc - Series C	2.8
Nestle S.A.	2.7

Top Countries

% of Net Assets
United Kingdom	18.9
Japan	14.5
Germany	12.6
China	12.3
Switzerland	8.3
United States	7.4
France	6.1
Hong Kong	4.2
Belgium	3.9
Netherlands	3.2

MIST-3

Met Investors Series Trust

Met/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.83%	$1,000.00	$958.90	$4.10
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class B(a)	Actual	1.29%	$1,000.00	$988.20	$1.76
	Hypothetical*	1.29%	$1,000.00	$1,005.08	$1.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days for Class A and 50 days for Class B) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) Commencement of operations was November 12, 2014.

MIST-4

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.1% of Net Assets

Security Description	Shares	Value

Belgium—3.9%
Anheuser-Busch InBev NV	178,327	$20,067,799
Telenet Group Holding NV	142,715	8,015,447
UCB S.A.	125,576	9,529,990

		37,613,236

Brazil—0.2%
Ambev S.A. (ADR) (b)	270,353	1,681,596

China—12.3%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	27,277	2,835,171
Baidu, Inc. (ADR) (a)	239,859	54,680,656
Beijing Enterprises Holdings, Ltd.	1,790,000	13,993,255
China Mobile, Ltd.	1,479,500	17,419,027
Industrial & Commercial Bank of China, Ltd. - Class H	9,882,000	7,178,654
Ping An Insurance Group Co. of China, Ltd. - Class H	625,572	6,316,752
Tencent Holdings, Ltd.	1,202,000	17,246,700

		119,670,215

Denmark—0.1%
Rockwool International A/S - B Shares	12,296	1,389,313

France—6.1%
L’Oreal S.A.	42,355	7,110,858
LVMH Moet Hennessy Louis Vuitton S.A.	42,753	6,760,706
Orange S.A.	629,416	10,704,022
Pernod-Ricard S.A.	34,371	3,810,952
Publicis Groupe S.A.	671	48,059
Schneider Electric SE	126,428	9,186,493
Vinci S.A.	105,785	5,788,628
Zodiac Aerospace	490,318	16,547,044

		59,956,762

Germany—11.3%
Allianz SE	56,522	9,391,339
Bayer AG	286,398	39,153,304
Beiersdorf AG	146,425	11,942,788
Deutsche Post AG	427,499	13,987,186
Linde AG	170,144	31,735,219
MTU Aero Engines AG	43,970	3,839,181

		110,049,017

Hong Kong—4.2%
AIA Group, Ltd.	6,055,972	33,231,053
Sands China, Ltd.	1,597,100	7,778,157

		41,009,210

Italy—0.6%
Telecom Italia S.p.A. (b)	5,135,697	5,446,507

Japan—14.5%
Bridgestone Corp.	33,219	1,154,390
IHI Corp.	4,427,000	22,477,344
Kawasaki Heavy Industries, Ltd.	970,505	4,432,006

Japan—(Continued)
KDDI Corp. (b)	226,400	14,165,899
LIXIL Group Corp.	386,200	8,167,377
NGK Insulators, Ltd.	669,000	13,778,284
Olympus Corp.	714,900	25,190,154
Ono Pharmaceutical Co., Ltd.	52,800	4,678,718
SoftBank Corp.	248,264	14,774,746
Toyota Motor Corp.	526,100	32,807,894

		141,626,812

Mexico—2.9%
Grupo Televisa S.A.B. (ADR)	821,922	27,994,663

Netherlands—3.2%
ASML Holding NV	295,399	31,648,068

South Korea—0.4%
NAVER Corp.	5,405	3,491,740
Orion Corp.	115	105,766

		3,597,506

Spain—2.2%
Grifols S.A. (b)	131,800	5,246,645
Grifols S.A. (ADR)	117,207	3,983,866
Telefonica S.A.	861,947	12,329,259

		21,559,770

Sweden—0.9%
Swedbank AB - A Shares	336,631	8,376,372

Switzerland—8.3%
Actelion, Ltd. (a)	110,578	12,721,687
Nestle S.A.	356,541	26,135,005
Novartis AG	10,471	962,992
Roche Holding AG	96,060	26,036,147
Syngenta AG	18,595	5,970,863
Zurich Insurance Group AG (a)	30,593	9,579,978

		81,406,672

United Kingdom—18.9%
Babcock International Group plc	304,117	4,975,641
BT Group plc	2,018,123	12,527,627
Croda International plc	333,580	13,744,806
Diageo plc	31,581	905,779
InterContinental Hotels Group plc	233,455	9,355,041
Johnson Matthey plc	395,447	20,730,936
Liberty Global plc - Class A (a)	345,421	17,341,861
Liberty Global plc - Series C (a) (b)	572,676	27,665,978
Lloyds Banking Group plc (a)	6,190,562	7,310,226
Prudential plc	500,423	11,515,813
Rolls-Royce Holdings plc (a)	945,168	12,732,420
SABMiller plc	374,847	19,399,194
Saga plc	244,573	585,498
Unilever NV	252,697	9,926,635
WPP plc	752,533	15,612,196

		184,329,651

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—6.1%
Autoliv, Inc.	13,975	$1,494,699
Cognizant Technology Solutions Corp. - Class A (a)	234,826	12,365,937
Covidien plc (a)	354,788	36,287,717
Schlumberger, Ltd. (b)	112,893	9,642,191

		59,790,544

Total Common Stocks (Cost $919,632,805)		937,145,914

Preferred Stock—1.3%

Germany—1.3%
Henkel AG & Co. KGaA (Cost $12,763,542)	115,194	12,461,060

Equity Linked Security—0.9%

Ireland—0.9%
Ryanair Holdings plc (HSBC Bank plc), 11/17/16 (c) (Cost $7,085,047)	739,900	8,765,145

Short-Term Investments—6.2%

Mutual Fund—4.8%
State Street Navigator Securities Lending MET Portfolio (d)	46,918,992	46,918,992

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $13,594,621 on 01/02/15, collateralized by $13,900,000 U.S. Treasury Notes with a rates ranging from of 0.750% - 2.500%, maturity dates ranging from 03/31/18 - 05/15/24 with a value of $13,869,454.	13,594,621	13,594,621

Total Short-Term Investments (Cost $60,513,613)		60,513,613

Total Investments—104.5% (Cost $999,995,007) (e)		1,018,885,732
Other assets and liabilities (net)—(4.5)%		(44,050,003)

Net Assets—100.0%		$974,835,729

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $45,139,111 and the collateral received consisted of cash in the amount of $46,918,992. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,000,040,559. The aggregate unrealized appreciation and depreciation of investments were $66,894,725 and $(48,049,552), respectively, resulting in net unrealized appreciation of $18,845,173 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2014	% of Net Assets
Media	9.9
Pharmaceuticals	8.2
Internet Software & Services	8.0
Chemicals	7.4
Insurance	7.3
Health Care Equipment & Supplies	6.3
Wireless Telecommunication Services	4.8
Beverages	4.7
Diversified Telecommunication Services	4.2
Machinery	4.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$37,613,236	$—	$37,613,236
Brazil	1,681,596	—	—	1,681,596
China	57,515,827	62,154,388	—	119,670,215
Denmark	—	1,389,313	—	1,389,313
France	—	59,956,762	—	59,956,762
Germany	—	110,049,017	—	110,049,017
Hong Kong	—	41,009,210	—	41,009,210
Italy	—	5,446,507	—	5,446,507
Japan	—	141,626,812	—	141,626,812
Mexico	27,994,663	—	—	27,994,663
Netherlands	—	31,648,068	—	31,648,068
South Korea	—	3,597,506	—	3,597,506
Spain	3,983,866	17,575,904	—	21,559,770
Sweden	—	8,376,372	—	8,376,372
Switzerland	—	81,406,672	—	81,406,672
United Kingdom	45,007,839	139,321,812	—	184,329,651
United States	58,295,845	1,494,699	—	59,790,544
Total Common Stocks	194,479,636	742,666,278	—	937,145,914
Total Preferred Stock*	—	12,461,060	—	12,461,060
Total Equity Linked Security*	8,765,145	—	—	8,765,145
Short-Term Investments
Mutual Fund	46,918,992	—	—	46,918,992
Repurchase Agreement	—	13,594,621	—	13,594,621
Total Short-Term Investments	46,918,992	13,594,621	—	60,513,613
Total Investments	$250,163,773	$768,721,959	$—	$1,018,885,732

Collateral for securities loaned (Liability)	$—	$(46,918,992)	$—	$(46,918,992)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,018,885,732
Cash denominated in foreign currencies (c)	95,370
Receivable for:
Investments sold	3,448,692
Fund shares sold	181,516
Dividends	839,042
Prepaid expenses	2,517

Total Assets	1,023,452,869
Liabilities
Collateral for securities loaned	46,918,992
Payables for:
Investments purchased	827,612
Accrued expenses:
Management fees	629,505
Deferred trustees’ fees	14,019
Other expenses	227,012

Total Liabilities	48,617,140

Net Assets	$974,835,729

Net assets consist of:
Paid in surplus	$970,519,272
Undistributed net investment income	7,651,431
Accumulated net realized loss	(22,171,492)
Unrealized appreciation on investments and foreign currency transactions	18,836,518

Net Assets	$974,835,729

Net Assets
Class A	$974,834,746
Class B	983
Capital Shares Outstanding*
Class A	97,054,996
Class B	98
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.04
Class B	10.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $999,995,007.
(b)	Includes securities loaned at value of $45,139,111.
(c)	Identified cost of cash denominated in foreign currencies was $97,783.

Statement of Operations

Period Ended December 31, 2014(a)

Investment Income
Dividends (b)	$11,124,583
Securities lending income	36,350

Total investment income	11,160,933
Expenses
Management fees	4,938,820
Administration fees	15,710
Custodian and accounting fees	315,045
Distribution and service fees—Class B (c)	0
Audit and tax services	53,787
Legal	58,563
Trustees’ fees and expenses	28,769
Shareholder reporting	42,000
Insurance	3,571
Miscellaneous	4,988

Total expenses	5,461,253
Less broker commission recapture	(4,566)

Net expenses	5,456,687

Net Investment Income	5,704,246

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(21,137,558)
Futures contracts	(1,019,622)
Foreign currency transactions	1,932,873

Net realized loss	(20,224,307)

Net change in unrealized appreciation (depreciation) on:
Investments	18,890,725
Foreign currency transactions	(54,207)

Net change in unrealized appreciation	18,836,518

Net realized and unrealized loss	(1,387,789)

Net Increase in Net Assets From Operations	$4,316,457

(a)	Commencement of operations of the Portfolio was April 29, 2014.
(b)	Net of foreign withholding taxes of $854,339.
(c)	Distribution and service fees paid during the period amounted to less than $1.00.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Artisan International Portfolio

Statements of Changes in Net Assets

Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,704,246
Net realized loss	(20,224,307)
Net change in unrealized appreciation	18,836,518

Increase in net assets from operations	4,316,457

Increase in net assets from capital share transactions	970,519,272

Total increase in net assets	974,835,729

Net Assets
Beginning of period	0

End of period	$974,835,729

Undistributed net investment income
End of period	$7,651,431

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2014
	Shares	Value
Class A(a)
Sales	98,371,303	$983,894,348
Redemptions	(1,316,307)	(13,376,076)

Net increase	97,054,996	$970,518,272

Class B(b)
Sales	98	$1,000

Net increase	98	$1,000

Increase derived from capital shares transactions		$970,519,272

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Commencement of operations of Class B was November 12, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.06
Net realized and unrealized loss on investments	(0.02)

Total from investment operations	0.04

Net Asset Value, End of Period	$10.04

Total Return (%) (c)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(e)
Ratio of net investment income to average net assets (%)	0.86	(e)
Portfolio turnover rate (%)	33	(d)
Net assets, end of period (in millions)	$974.8

	Class B
	Period Ended December 31, 2014(f)
Net Asset Value, Beginning of Period	$10.15

Income (Loss) from Investment Operations
Net investment loss (b)	(0.00	)(g)
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	(0.12)

Net Asset Value, End of Period	$10.03

Total Return (%) (c)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.29	(e)
Ratio of net investment loss to average net assets (%)	(0.04	)(e)
Portfolio turnover rate (%)	33	(d)
Net assets, end of period (in millions)	$0.0	(h)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment income (loss) was less than $0.01.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan International Portfolio (the “Portfolio”) (commenced operations on April 29, 2014), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Class B commenced operations on November 12, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $13,594,621, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the period ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-13

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the period ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through May 7, 2014, the Portfolio had bought and sold $699,968,700 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the period ended December 31, 2014, the Portfolio had realized losses in the amount of $1,019,622 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MIST-14

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,269,195,494	$0	$308,655,010

During the period ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $83,995,996 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the period ended December 31, 2014	% per annum	Average Daily Net Assets
$4,938,820	0.750%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement,

MIST-15

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

There were no distributions paid for the period ending December 31, 2014.

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,652,290	$—	$18,804,126	$(22,125,940)	$4,330,476

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had short-term accumulated capital losses of $22,125,940.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Met/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 29, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedure. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan International Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period April 29, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 1.01% and 0.74%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 1.60%.

MARKET ENVIRONMENT / CONDITIONS

Following a typical “clip-the-coupon” type year in calendar year 2013, where leveraged loans, as measured by the S&P/LSTA Leveraged Loan Index (the “Index”), returned 5.29%, loans eked out a more modest 1.60% return in calendar year 2014. At mid-year, June 30, 2014, loans were on pace to produce a similar return experience to 2013, but loan prices retreated in the final six months of 2014 as technical conditions weighed on loan performance. Decomposing the 1.60% calendar year return, 4.58% was attributed to coupon income, while price declines represented -2.98%.

Technical conditions in the leveraged loan market, which were favorable at the beginning of the period, deteriorated in the second half of 2014, as loan supply growth outstripped demand. Total outstanding loans for the Index grew from $682 billion as of December 31, 2013 to a record $832 billion as of December 31, 2014. Alternatively, demand from retail investors, which was robust going into 2014, went from net inflows to net outflows in April 2014 for the first time in nearly two years, and remained in net redemptions for the remainder of 2014. Investor expectations of rising interest rates in 2014 did not materialize as rates actually fell across the longer end of the yield curve, with strong investor demand for high quality, longer-term fixed income securities. Helping to partially offset the retail redemptions were robust production in collateralized loan obligations and net inflows from the institutional investor channel.

Issuer fundamentals remained strong during the period, with continued robust operating performance, as measured by quarter-over-quarter earnings growth and strong cash flow and interest coverage ratios. The trailing-12-month default rate by principal edged up from 2.1% to 3.2% over the period, with the increase attributed to the default of Energy Future Holdings (formerly TXU Corp.), a widely anticipated default which occurred during the second quarter 2014. Excluding the Energy Future Holdings default from the 3.2% total, the default rate finished the period at a scant 0.3%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Relative to the benchmark, the Portfolio maintains a greater focus on higher-quality loans. During the period, lower quality CCC loans were the strongest-performing loan group by a meaningful margin, outperforming the broader leveraged loan market, 6.01% vs. 1.60%. The Portfolio’s consistent underweight to this loan group detracted from relative performance. While delivering lower overall credit risk compared to the benchmark, the Portfolio’s quality bias also contributed to lower coupon income compared to the overall benchmark, with the benchmark’s yield advantage serving as a relative headwind to performance.

With respect to individual loan positions, the Portfolio’s underexposure to distressed firm Energy Future Holdings, which defaulted in the second quarter 2014, helped relative performance. Additionally, the Portfolio’s underweights to a number of oil-related issuers also contributed to relative performance given the steep decline in oil prices during the period. Detracting from relative performance results were overweight positions in post-secondary education provider Education Management and weight management services company Weight Watchers as well as not owning distressed loans of educational content and services provider Cengage Learning, which rallied during the period.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives Portfolio performance. That said, looking at the impact of performance results by industry, select industry exposures had a meaningful impact on relative performance. A modest underweight to the oil & gas industry, which was the worst-performing industry during the period by a wide margin, was beneficial to relative performance, as steep oil price declines weighed on performance. An underweight to the utilities industry, namely the avoidance of its largest constituent, Energy Future Holdings, also aided results. Detracting from relative performance was an underweight to the publishing industry, which was the strongest-performing industry during the period, and an overweight to the steel industry, which lagged the broader loan market.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 445 issuer positions across 35 industries as of December 31, 2014. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the calendar year 2014, the Portfolio maintained a sizeable overweight position relative to the Index in BB loans (42.3% vs. 36.2%) and minimal exposure to the more distressed loan categories rated below B (0.5% vs. 5.3%). The Portfolio’s higher quality positioning was also exhibited in its average loan price of $97.37 vs. a $95.92 average loan price for the Index as of December 31, 2014.

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 60 days on average as of December 31, 2014, resulting in a portfolio duration of roughly 0.16 years for the period.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	1.01	3.91
Class B	0.74	3.64
S&P/LSTA Leveraged Loan Index	1.60	4.63

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Industries

% of Net Assets
Healthcare-Services	7.3
Retail	6.4
Commercial Services	5.9
Food	4.9
Chemicals	4.6
Software	4.6
Media	4.5
Telecommunications	4.5
Diversified Financial Services	3.6
Healthcare-Products	3.4

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.68%	$1,000.00	$995.20	$3.42
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B	Actual	0.93%	$1,000.00	$993.20	$4.67
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—96.8% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
inVentiv Health, Inc.
Incremental Term Loan B3, 7.750%, 05/15/18	1,543,450	$1,539,592
Term Loan B4, 7.750%, 05/15/18	1,681,243	1,675,989

		3,215,581

Aerospace/Defense—2.3%
BE Aerospace, Inc. Term Loan B, 4.000%, 12/16/21	1,000,000	1,000,000
DAE Aviation Holdings, Inc. Term Loan B1, 5.000%, 11/02/18	1,167,546	1,164,627
Ducommun, Inc. Term Loan, 4.750%, 06/28/17	236,842	237,434
Flying Fortress, Inc. Term Loan, 3.500%, 06/30/17	2,729,167	2,701,875
Silver II U.S. Holdings LLC Term Loan, 4.000%, 12/13/19	5,460,287	5,083,757
Standard Aero, Ltd. Term Loan B2, 5.000%, 11/02/18	304,908	304,146
Transdigm, Inc.
Term Loan C, 3.750%, 02/28/20	8,715,197	8,580,835
Term Loan D, 3.750%, 06/04/21	1,791,000	1,761,449

		20,834,123

Auto Components—1.1%
CS Intermediate Holdco 2 LLC Term Loan B, 4.000%, 04/04/21	696,500	689,100
Dayco Products LLC Term Loan B, 5.250%, 12/12/19	997,487	991,876
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	4,289,250	4,263,785
MPG Holdco I, Inc. Term Loan B, 4.250%, 10/20/21	2,655,185	2,645,892
Visteon Corp. Delayed Draw Term Loan B, 3.500%, 04/09/21	1,169,125	1,156,703

		9,747,356

Auto Manufacturers—1.0%
Chrysler Group LLC Term Loan B, 3.250%, 12/31/18	4,242,938	4,215,095
Term Loan B, 3.500%, 05/24/17	4,768,235	4,762,275

		8,977,370

Auto Parts & Equipment —1.7%
Affinia Group Intermediate Holdings, Inc. Term Loan B2, 4.750%, 04/27/20	430,258	426,897
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 4.750%, 04/30/19	7,300,000	7,283,575
INA Beteiligungsgesellschaft mbH Term Loan B, 4.250%, 05/15/20	1,025,000	1,026,709
TI Group Automotive Systems LLC Term Loan B, 4.250%, 07/02/21	1,840,750	1,817,740

Auto Parts & Equipment —(Continued)
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	1,531,645	1,507,713
Veyance Technologies, Inc. 1st Lien Term Loan, 5.250%, 09/08/17	3,090,938	3,089,006

		15,151,640

Beverages—0.2%
Flavors Holdings, Inc. 1st Lien Term Loan, 6.750%, 04/03/20	790,000	756,425
Virtuoso U.S. LLC Term Loan, 4.750%, 02/11/21	720,184	715,683

		1,472,108

Biotechnology—0.2%
Ikaria, Inc. 1st Lien Term Loan, 5.000%, 02/12/21	2,253,169	2,244,016

Building Materials—0.3%
CPG International, Inc. Term Loan, 4.750%, 09/30/20	617,188	612,559
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 09/28/20	945,346	934,710
Summit Materials Cos. I LLC Term Loan B, 5.000%, 01/30/19	438,809	438,992
Tank Holding Corp. Term Loan, 4.250%, 07/09/19	767,915	755,437

		2,741,698

Capital Markets—0.8%
Armor Holding II LLC 1st Lien Term Loan, 5.750%, 06/26/20	650,706	647,241
Corporate Capital Trust, Inc. Term Loan B, 4.000%, 05/15/19	1,167,320	1,153,429
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	1,736,856	1,724,915
Medley LLC Term Loan, 6.500%, 06/15/19	496,591	494,108
NXT Capital, Inc. Incremental Term Loan, 6.250%, 09/04/18	124,058	124,678
Term Loan B, 6.250%, 09/04/18	740,625	744,328
RCS Capital Corp. 1st Lien Term Loan, 6.500%, 04/29/19	1,911,123	1,786,900
Sheridan Investment Partners II L.P. Term Loan A, 4.250%, 12/16/20	101,178	81,954
Term Loan B, 4.250%, 12/16/20	727,338	589,144
Term Loan M, 4.250%, 12/16/20	37,734	30,565

		7,377,262

Chemicals—4.6%
AIlnex (Luxembourg) & Cy SCA Term Loan B1, 4.500%, 10/03/19	925,597	918,655
AIlnex USA, Inc. Term Loan B2, 4.500%, 10/03/19	480,248	476,646

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Arysta LifeScience SPC LLC 1st Lien Term Loan, 4.500%, 05/29/20	2,216,246	$2,207,011
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.750%, 02/01/20	4,731,147	4,621,739
AZ Chem U.S., Inc. 1st Lien Term Loan, 4.500%, 06/12/21	653,973	646,207
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	283,095	283,213
ECO Services Operations LLC Term Loan B, 4.750%, 10/08/21	400,000	396,000
Emerald Performance Materials LLC 1st Lien Term Loan, 4.500%, 08/01/21	498,750	488,567
Flint Group GmbH Term Loan C, 4.750%, 09/07/21	141,506	137,791
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.750%, 09/07/21	855,994	833,524
Gemini HDPE LLC Term Loan B, 4.750%, 08/07/21	448,876	434,288
Huntsman International LLC Incremental Term Loan, 3.750%, 08/12/21	2,050,000	2,020,531
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	7,981,694	7,769,325
Kronos Worldwide, Inc. Term Loan, 4.750%, 02/18/20	322,563	322,159
MacDermid, Inc. 1st Lien Term Loan, 4.000%, 06/07/20	2,309,763	2,270,065
Minerals Technologies, Inc. Term Loan B, 4.000%, 05/09/21	1,999,952	1,984,952
Omnova Solutions, Inc. Term Loan B1, 4.250%, 05/31/18	1,754,406	1,736,862
Orion Engineered Carbons GmbH Term Loan, 5.000%, 07/25/21	573,563	575,714
OXEA Finance LLC Term Loan B2, 4.250%, 01/15/20	2,153,250	2,067,120
PQ Corp. Term Loan, 4.000%, 08/07/17	1,835,540	1,802,500
Sonneborn LLC Term Loan, 5.500%, 12/10/20	382,500	383,456
Sonneborn Refined Products B.V. Term Loan, 5.500%, 12/10/20	67,500	67,669
Tata Chemicals North America, Inc. Term Loan B, 3.750%, 08/07/20	1,157,375	1,138,568
Tronox Pigments (Netherlands) B.V. Term Loan, 4.000%, 03/19/20	4,203,806	4,146,004
Unifrax Corp. Term Loan, 4.250%, 11/28/18	272,705	270,546
Univar, Inc. Term Loan B, 5.000%, 06/30/17	3,913,821	3,797,107

		41,796,219

Coal—1.0%
Alpha Natural Resources LLC Term Loan B, 3.500%, 05/22/20	2,726,438	2,211,822
Arch Coal, Inc. Term Loan B, 6.250%, 05/16/18	2,780,124	2,311,673

Coal—(Continued)
Murray Energy Corp. 1st Lien Term Loan, 5.250%, 12/05/19	1,463,938	1,413,066
Patriot Coal Corp. Term Loan, 9.000%, 12/15/18	990,000	946,688
Walter Energy, Inc. Term Loan B, 7.250%, 04/02/18	2,236,381	1,740,184

		8,623,433

Commercial Services—5.9%
Acosta Holdco, Inc. Term Loan, 5.000%, 09/26/21	3,350,000	3,349,163
BakerCorp International, Inc. Term Loan, 4.250%, 02/14/20	1,737,871	1,603,186
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	891,011	869,572
Bright Horizons Family Solutions, Inc. Term Loan B, 3.750%, 01/30/20	1,473,684	1,453,421
Ceridian LLC Term Loan, 4.500%, 09/15/20	605,807	598,235
ClientLogic Corp. Extended Term Loan, 7.479%, 01/30/17	2,394,165	2,334,311
Education Management LLC Term Loan C3, 9.250%, 03/30/18	2,018,684	913,454
Garda World Security Corp. Delayed Draw Term Loan, 4.000%, 11/06/20	729,040	713,548
Term Loan B, 4.000%, 11/06/20	2,849,884	2,789,324
Genpact International, Inc. Term Loan B, 3.500%, 08/30/19	1,519,116	1,505,824
Hertz Corp. (The) Term Loan B, 4.000%, 03/11/18	1,764,000	1,741,214
Term Loan B2, 3.500%, 03/11/18	2,503,410	2,444,998
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.000%, 07/18/19 (b)	341,473	273,178
Revolver, 0.000%, 07/18/18 (c)	248,024	248,024
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	1,641,750	1,633,952
KAR Auction Services, Inc. Term Loan B2, 3.500%, 03/11/21	4,663,098	4,607,724
Language Line LLC 1st Lien Term Loan B, 6.250%, 06/20/16	1,349,782	1,339,378
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	6,753,340	6,466,323
Live Nation Entertainment, Inc. Term Loan B1, 3.500%, 08/17/20	2,689,575	2,659,318
McGraw-Hill Global Education Holdings LLC 1st Lien Term Loan, 5.750%, 03/22/19	672,638	670,431
Merrill Communications LLC 1st Lien Term Loan, 5.750%, 03/08/18	628,341	628,341
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	910,044	844,066
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	2,129,605	2,108,309
Rent-A-Center, Inc. Term Loan B, 3.750%, 03/19/21	545,875	534,275

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
ServiceMaster Co. Term Loan B, 4.250%, 07/01/21	2,418,938	$2,379,315
SGS Cayman L.P. Term Loan B, 6.000%, 04/23/21	202,478	201,465
SunEdison Semiconductor B.V. 1st Lien Term Loan, 6.500%, 05/27/19	845,750	833,064
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,588,560	1,546,860
U.S. Security Holdings, Inc. Delayed Draw Term Loan, 6.250%, 07/28/17	110,962	110,407
Term Loan, 6.250%, 07/28/17	566,863	564,029
Weight Watchers International, Inc. Term Loan B2, 4.000%, 04/02/20	7,049,438	5,467,720

		53,432,429

Communications Equipment—0.3%
Blue Coat Systems, Inc. 1st Lien Term Loan, 4.000%, 05/31/19	2,468,756	2,410,123

Computers—2.7%
Dell, Inc. Term Loan B, 4.500%, 04/29/20	9,604,241	9,591,381
Term Loan C, 3.750%, 10/29/18	1,023,462	1,020,354
Expert Global Solutions, Inc. Term Loan B, 8.522%, 04/03/18	626,946	624,073
Sirius Computer Solutions, Inc. Term Loan B, 7.000%, 11/30/18	428,077	429,147
SkillSoft Corp. 1st Lien Term Loan, 5.750%, 04/28/21	2,244,375	2,207,343
Smart Technologies ULC Term Loan, 10.500%, 01/31/18	566,406	560,742
SunGard Data Systems, Inc. Term Loan C, 3.907%, 02/28/17	2,213,819	2,205,037
Term Loan E, 4.000%, 03/08/20	5,949,290	5,904,670
TNS, Inc. 1st Lien Term Loan, 5.000%, 02/14/20	1,492,360	1,492,982

		24,035,729

Construction Materials—0.2%
Fairmount Minerals, Ltd. Term Loan B1, 3.813%, 03/15/17	395,000	365,375
Term Loan B2, 4.500%, 09/05/19	1,999,688	1,821,381

		2,186,756

Cosmetics/Personal Care—0.1%
Revlon Consumer Products Corp. Term Loan, 4.000%, 10/08/19	1,188,000	1,171,294

Distribution/Wholesale—0.2%
ABC Supply Co., Inc. Term Loan, 3.500%, 04/16/20	1,731,856	1,682,065

Distributors—0.0%
PFS Holding Corp. 1st Lien Term Loan, 4.500%, 01/31/21	248,125	207,184

Diversified Consumer Services—0.0%
WASH Multifamily Laundry Systems LLC Term Loan, 4.500%, 02/21/19	294,750	291,434

Diversified Financial Services—3.6%
Altisource Solutions S.a.r.l. Term Loan B, 4.500%, 12/09/20	1,798,766	1,403,037
American Beacon Advisors, Inc. Term Loan B, 4.750%, 11/22/19	349,495	345,126
Citco Funding LLC Term Loan, 4.250%, 06/29/18	2,421,277	2,414,214
Clipper Acquisitions Corp. Term Loan B, 3.000%, 02/06/20	1,497,109	1,441,866
Delos Finance S.a.r.l. Term Loan B, 3.500%, 03/06/21	2,675,000	2,659,397
Grosvenor Capital Management Holdings LLP Term Loan B, 3.750%, 01/04/21	4,286,712	4,211,695
Hamilton Lane Advisors LLC Term Loan, 4.000%, 02/28/18	507,516	501,172
Harbourvest Partners LLC Term Loan, 3.250%, 02/04/21	823,974	798,225
Home Loan Servicing Solutions, Ltd. Term Loan B, 4.500%, 06/26/20	1,034,250	978,659
La Frontera Generation LLC Term Loan, 4.500%, 09/30/20	2,817,503	2,780,523
LPL Holdings, Inc. Term Loan B, 3.250%, 03/29/19	3,411,731	3,364,479
MIP Delaware LLC Term Loan B1, 4.000%, 03/09/20	517,614	513,732
Nord Anglia Education Finance LLC Term Loan, 4.500%, 03/31/21	920,375	906,569
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	2,173,937	2,047,125
PGX Holdings, Inc. 1st Lien Term Loan, 6.250%, 09/29/20	571,406	573,549
Shield Finance Co. S.a.r.l. Term Loan, 5.000%, 01/29/21	744,375	742,514
TransUnion LLC Term Loan, 4.000%, 04/09/21	4,565,500	4,511,285
Walker & Dunlop, Inc. Term Loan B, 5.250%, 12/11/20	693,000	691,268
Walter Investment Management Corp. Term Loan, 4.750%, 12/11/20	2,241,334	2,028,407

		32,912,842

Electric—2.4%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,009,625	978,705
Term Loan B2, 3.250%, 01/31/22	1,012,749	984,055
Calpine Corp. Delayed Draw Term Loan, 4.000%, 10/30/20	371,250	366,899

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Calpine Corp. Term Loan B1, 4.000%, 04/01/18	3,946,250	$3,916,653
Term Loan B2, 4.000%, 04/01/18	868,500	862,203
Term Loan B3, 4.000%, 10/09/19	782,000	773,691
Dynegy Holdings, Inc. Term Loan B2, 4.000%, 04/23/20	4,020,898	3,980,689
EFS Cogen Holdings I LLP Term Loan B, 3.750%, 12/17/20	547,462	540,619
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	1,725,000	1,727,696
Equipower Resources Holdings LLC Term Loan C, 4.250%, 12/31/19	566,378	564,491
Granite Acquisition, Inc. Term Loan B, 5.000%, 10/15/21	2,490,421	2,515,326
Term Loan C, 5.000%, 10/15/21	109,579	110,674
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	4,006,021	3,935,916

		21,257,617

Electrical Components & Equipment—0.8%
Carros Finance Luxembourg S.a.r.l. 1st Lien Term Loan, 4.500%, 09/30/21	349,125	346,070
Electrical Components International, Inc. Term Loan B, 5.750%, 05/28/21	848,250	849,310
Orbotech, Inc. Term Loan B, 5.000%, 08/06/20	448,875	445,508
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	1,609,465	1,601,418
Tallgrass Operations LLC Term Loan B, 4.250%, 11/13/18	1,677,249	1,641,608
Zebra Technologies Corp. Term Loan B, 4.750%, 10/27/21	2,125,000	2,141,603

		7,025,517

Electronics—2.2%
Allflex Holdings III, Inc. 1st Lien Term Loan, 4.250%, 07/17/20	617,188	604,844
CDW LLC Term Loan, 3.250%, 04/29/20	3,267,567	3,180,349
CompuCom Systems, Inc. Term Loan B, 4.250%, 05/11/20	2,175,219	2,078,694
Eagle Parent, Inc. Term Loan, 4.000%, 05/16/18	2,446,571	2,419,047
EIG Investors Corp. Term Loan, 5.000%, 11/09/19	4,898,000	4,879,632
Excelitas Technologies Corp. 1st Lien Term Loan, 6.000%, 10/31/20	1,831,925	1,822,765
Fender Musical Instruments Corp. Term Loan B, 5.750%, 04/03/19	351,500	349,959
Sensata Technologies B.V. Term Loan, 3.250%, 05/12/19	1,701,204	1,701,470
Sensus USA, Inc. 1st Lien Term Loan, 4.500%, 05/09/17	2,063,755	2,022,480
Vantiv LLC Term Loan B, 3.750%, 06/13/21	895,500	889,478

		19,948,718

Energy Equipment & Services—0.6%
EnergySolutions LLC Term Loan, 6.750%, 05/29/20	845,750	846,279
Floatel International, Ltd. Term Loan B, 6.000%, 06/27/20	1,042,125	849,332
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	3,887,859	3,036,418
Seventy Seven Operating LLC Term Loan B, 3.750%, 06/25/21	497,500	421,631

		5,153,660

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan B, 6.000%, 03/16/17	795,006	749,293

Entertainment—1.8%
Affinity Gaming LLC Term Loan B, 5.250%, 11/09/17	388,333	385,421
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	2,718,188	2,702,558
Aufinco Pty, Ltd. 1st Lien Term Loan, 4.000%, 05/29/20	443,250	433,277
Dave & Buster’s, Inc. Term Loan, 4.250%, 07/25/20	141,981	141,449
National CineMedia LLC Term Loan, 2.920%, 11/26/19	500,000	477,083
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	693,357	686,208
Scientific Games International, Inc. Term Loan B1, 6.000%, 10/18/20	3,514,500	3,472,765
SeaWorld Parks & Entertainment, Inc. Term Loan B2, 3.000%, 05/14/20	2,937,796	2,790,906
Seminole Hard Rock Entertainment, Inc. Term Loan B, 3.500%, 05/14/20	270,875	261,620
SGMS Escrow Corp. Incremental Term Loan B2, 6.000%, 10/01/21	875,000	864,062
Six Flags Theme Parks, Inc. Term Loan B, 3.500%, 12/20/18	2,006,854	2,005,183
WMG Acquisition Corp. Term Loan, 3.750%, 07/01/20	2,374,460	2,291,354

		16,511,886

Environmental Control—0.5%
Darling International, Inc. Term Loan B, 3.250%, 01/06/21	744,375	741,584
Tervita Corp. Term Loan, 6.250%, 05/15/18	3,756,962	3,487,712

		4,229,296

Food—4.9%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	3,231,829	3,215,670
Albertson’s Holdings LLC Term Loan B3, 4.000%, 08/25/19	2,225,000	2,218,325
Term Loan B4, 4.500%, 08/25/21	900,000	901,688

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
American Seafoods Group LLC Term Loan B, 4.500%, 03/18/18	386,228	$366,917
Aramark Services, Inc. Extended Synthetic LOC 2, 3.671%, 07/26/16	154,267	152,431
Extended Synthetic LOC 3, 3.671%, 07/26/16	160,084	158,179
Blue Buffalo Co., Ltd. Term Loan B3, 3.750%, 08/08/19	1,222,054	1,210,598
Centerplate, Inc. Term Loan A, 4.750%, 11/26/19	467,716	460,700
Charger OpCo B.V. Term Loan B1, 3.500%, 07/23/21	2,175,000	2,126,063
Clearwater Seafoods L.P. Term Loan B, 4.750%, 06/24/19	443,250	442,419
CSM Bakery Solutions LLC 1st Lien Term Loan, 5.000%, 07/03/20	987,505	970,223
Del Monte Foods, Inc. 1st Lien Term Loan, 4.250%, 02/18/21	1,517,303	1,395,919
Diamond Foods, Inc. Term Loan, 4.250%, 08/20/18	1,215,813	1,207,201
Dole Food Co., Inc. Term Loan B, 4.500%, 11/01/18	2,788,750	2,764,348
H.J. Heinz Co. Term Loan B2, 3.500%, 06/05/20	7,062,991	7,033,955
High Liner Foods, Inc. Term Loan B, 4.250%, 04/24/21	868,438	858,668
JBS USA Holdings, Inc. Incremental Term Loan, 3.750%, 09/18/20	1,580,000	1,560,724
Term Loan, 3.750%, 05/25/18	4,960,810	4,889,375
NPC International, Inc. Term Loan B, 4.000%, 12/28/18	2,099,956	2,047,457
Pinnacle Foods Finance LLC Incremental Term Loan H, 3.000%, 04/29/20	691,250	671,895
Post Holdings, Inc. Incremental Term Loan, 3.750%, 06/02/21	547,250	546,077
Supervalu, Inc. Term Loan B, 4.500%, 03/21/19	4,110,864	4,047,918
U.S. Foods, Inc. Term Loan, 4.500%, 03/31/19	4,828,969	4,807,842

		44,054,592

Food Service—0.1%
OSI Restaurant Partners LLC Term Loan, 3.500%, 10/25/19	596,250	590,660

Hand/Machine Tools—0.2%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	1,677,674	1,631,539
Milacron LLC Term Loan, 4.000%, 03/28/20	517,093	504,165

		2,135,704

Healthcare-Products—3.4%
Alere, Inc. Term Loan B, 4.250%, 06/30/17	5,094,668	5,064,951
Biomet, Inc. Term Loan B2, 3.670%, 07/25/17	6,931,541	6,910,601
BSN Medical, Inc. Term Loan B1B, 4.000%, 08/28/19	544,143	544,143
CeramTec Acquisition Corp. Term Loan B2, 4.250%, 08/30/20	31,275	30,962
CHG Healthcare Services, Inc. Term Loan, 4.250%, 11/19/19	832,423	824,619
Convatec, Inc. Term Loan, 4.000%, 12/22/16	3,099,203	3,072,085
DJO Finance LLC Term Loan, 4.250%, 09/15/17	2,749,305	2,694,319
Faenza Acquisition GmbH Term Loan B1, 4.250%, 08/30/20	315,262	312,109
Term Loan B3, 4.250%, 08/30/20	94,239	93,296
Halyard Health, Inc. Term Loan B, 4.000%, 11/01/21	675,000	676,582
Hologic, Inc. Term Loan B, 3.250%, 08/01/19	1,065,508	1,061,845
Kinetic Concepts, Inc. Term Loan E1, 4.000%, 05/04/18	4,812,942	4,768,822
Mallinckrodt International Finance S.A. Incremental Term Loan B1, 3.500%, 03/19/21	1,122,188	1,106,407
Term Loan B, 3.250%, 03/19/21	1,662,438	1,631,613
Sage Products Holdings III LLC Term Loan B, 5.000%, 12/13/19	1,137,209	1,135,788
Tecomet, Inc. 1st Lien Term Loan, 5.750%, 12/05/21	1,100,000	1,061,500

		30,989,642

Healthcare-Services—7.3%
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	1,182,005	1,170,185
Amsurg Corp. 1st Lien Term Loan B, 3.750%, 07/16/21	597,000	594,761
Ardent Medical Services, Inc. Term Loan, 6.750%, 07/02/18	3,677,223	3,685,269
ATI Holdings, Inc. Term Loan, 5.250%, 12/20/19	416,838	416,578
CareCore National LLC Term Loan B, 5.500%, 03/05/21	448,869	443,820
Community Health Systems, Inc. Term Loan D, 4.250%, 01/27/21	7,988,828	7,983,283
Term Loan E, 3.486%, 01/25/17	2,013,006	2,004,559
CPI Buyer LLC 1st Lien Term Loan, 5.500%, 08/18/21	1,022,438	1,007,101
DaVita HealthCare Partners, Inc. Term Loan B, 3.500%, 06/24/21	3,184,000	3,158,413
Emdeon Business Services LLC Term Loan B2, 3.750%, 11/02/18	2,396,326	2,359,381
Envision Healthcare Corp. Term Loan, 4.000%, 05/25/18	6,826,679	6,764,815

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Gentiva Health Services, Inc. Term Loan B, 6.500%, 10/18/19	2,427,994	$2,431,029
HCA, Inc. Extended Term Loan A2, 2.669%, 05/02/16	812,500	809,656
Extended Term Loan B4, 3.005%, 05/01/18	4,993,336	4,961,349
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	1,514,063	1,502,708
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	3,173,600	3,111,451
Kindred Healthcare, Inc. Term Loan, 4.250%, 04/09/21	1,616,875	1,572,411
LHP Hospital Group, Inc. Term Loan, 9.000%, 07/03/18	841,826	812,362
Millennium Laboratories, Inc. Term Loan B, 5.250%, 04/16/21	3,184,000	3,173,056
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	1,294,138	1,255,314
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	940,853	931,445
National Mentor Holdings, Inc. Term Loan B, 4.250%, 01/31/21	570,688	558,204
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	2,557,064	2,545,877
Opal Acquisition, Inc. 1st Lien Term Loan, 5.000%, 11/27/20	1,757,250	1,742,424
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	3,034,750	2,991,125
Radnet Management, Inc. Term Loan B, 4.270%, 10/10/18	1,713,309	1,704,208
Regionalcare Hospital Partners, Inc. 1st Lien Term Loan, 6.000%, 04/19/19	797,750	795,756
Select Medical Corp. Term Loan B, 3.750%, 06/01/18	1,650,000	1,608,750
Steward Health Care System LLC Term Loan B, 6.750%, 04/12/20	1,329,750	1,318,514
U.S. Renal Care, Inc. Term Loan, 4.250%, 07/03/19	2,103,159	2,074,240

		65,488,044

Holding Companies-Diversified—0.0%
ARG IH Corp. Term Loan B, 4.750%, 11/15/20	272,250	271,399

Home Furnishings—0.2%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	2,006,315	1,981,237

Hotels, Restaurants & Leisure—0.8%
1011778 B.C. Unlimited Liability Co. Term Loan B, 4.500%, 12/12/21	6,525,000	6,527,910
CEC Entertainment, Inc. Term Loan, 4.000%, 02/14/21	794,000	775,474

		7,303,384

Household Products/Wares—0.8%
Libbey Glass, Inc. Term Loan B, 3.750%, 04/09/21	447,750	442,153
Polarpak, Inc. 1st Lien Canadian Borrower, 4.500%, 06/05/20	233,565	229,769
Prestige Brands, Inc. Term Loan, 4.125%, 01/31/19	178,125	178,051
Term Loan B2, 4.500%, 09/03/21	627,431	627,823
Spectrum Brands, Inc. Term Loan C, 3.500%, 09/04/19	1,012,187	1,002,825
Spin Holdco, Inc. Term Loan B, 4.250%, 11/14/19	3,136,939	3,093,806
Sun Products Corp. (The) Term Loan, 5.500%, 03/23/20	2,102,007	1,965,376
WNA Holdings, Inc. 1st Lien U.S. Borrower, 4.500%, 06/07/20	121,834	119,854

		7,659,657

Industrial Conglomerates—0.2%
IG Investment Holdings LLC 1st Lien Term Loan, 5.250%, 10/31/19	1,402,062	1,399,433

Insurance—2.6%
Alliant Holdings I, Inc. Term Loan B, 4.250%, 12/20/19	2,865,757	2,829,041
AmWINS Group LLC Term Loan, 5.000%, 09/06/19	1,054,816	1,052,179
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	1,125,000	1,122,188
Term Loan B1, 5.000%, 05/24/19	8,677,571	8,572,720
Term Loan B2, 4.250%, 07/08/20	935,750	910,017
CGSC of Delaware Holding Corp. 1st Lien Term Loan, 5.000%, 04/16/20	467,875	432,784
CNO Financial Group, Inc. Term Loan B2, 3.750%, 09/28/18	1,839,397	1,798,010
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.000%, 12/10/19	1,869,958	1,829,053
Hub International, Ltd. Term Loan B, 4.250%, 10/02/20	2,839,170	2,765,352
USI, Inc. Term Loan B, 4.250%, 12/27/19	2,306,622	2,267,697

		23,579,041

Internet—2.0%
Ascend Learning LLC Term Loan B, 6.000%, 07/31/19	1,389,500	1,382,552
Getty Images, Inc. Term Loan B, 4.750%, 10/18/19	6,600,399	6,116,372
Go Daddy Operating Co. LLC Term Loan B, 4.750%, 05/13/21	5,717,317	5,687,541
RP Crown Parent LLC Term Loan, 6.000%, 12/21/18	3,638,918	3,386,468
Sabre, Inc. Term Loan B, 4.000%, 02/19/19	1,151,500	1,136,387

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
SurveyMonkey.com LLC Term Loan B, 5.500%, 02/05/19	530,030	$527,698

		18,237,018

Internet Software & Services—0.5%
Answers Corp. 1st Lien Term Loan, 6.250%, 10/03/21	1,125,000	1,080,000
Dealertrack Technologies, Inc. Term Loan B, 3.250%, 02/28/21	524,712	515,687
Extreme Reach, Inc. 1st Lien Term Loan, 6.750%, 02/07/20	770,688	767,797
Sutherland Global Services, Inc. Term Loan B, 6.000%, 04/23/21	869,835	865,486
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 6.000%, 09/02/21	1,200,000	1,200,300

		4,429,270

Leisure Time—1.0%
Bombardier Recreational Products, Inc. Term Loan B, 4.000%, 01/30/19	3,149,143	3,094,033
ClubCorp Club Operations, Inc. Term Loan, 4.500%, 07/24/20	425,000	419,422
Equinox Holdings, Inc. Term Loan B, 5.000%, 01/31/20	2,989,528	2,970,844
SRAM LLC Term Loan B, 4.010%, 04/10/20	1,719,286	1,666,990
Town Sports International, Inc. Term Loan B, 4.500%, 11/16/20	1,233,136	890,941

		9,042,230

Lodging—1.5%
Boyd Gaming Corp. Term Loan B, 4.000%, 08/14/20	443,729	437,073
Caesars Entertainment Operating Co. Extended Term Loan B6, 6.985%, 03/01/17	1,358,460	1,200,539
CityCenter Holdings LLC Term Loan B, 4.250%, 10/16/20	818,338	813,480
Four Seasons Holdings, Inc. 1st Lien Term Loan, 3.500%, 06/27/20	691,250	679,585
Golden Nugget, Inc. Delayed Draw Term Loan, 5.500%, 11/21/19	148,500	147,479
Term Loan B, 5.500%, 11/21/19	346,500	344,118
Hilton Worldwide Finance LLC Term Loan B2, 3.500%, 10/26/20	5,279,605	5,225,489
La Quinta Intermediate Holdings LLC Term Loan B, 4.000%, 04/14/21	1,150,771	1,138,688
MGM Resorts International Term Loan B, 3.500%, 12/20/19	2,450,000	2,396,406
Playa Resorts Holding B.V. Term Loan B, 4.000%, 08/06/19	469,063	462,027
Sonifi Solutions, Inc. Term Loan C, 6.750%, 03/28/18 (b)	815,846	57,109
Tropicana Entertainment, Inc. Term Loan, 4.000%, 11/27/20	395,000	388,828

		13,290,821

Machinery—1.0%
Allison Transmission, Inc. Term Loan B3, 3.750%, 08/23/19	4,843,022	4,794,592
Delachaux S.A. Term Loan B2, 5.250%, 09/25/21	575,000	573,563
Doosan Infracore International, Inc. Term Loan B, 4.500%, 05/28/21	1,009,885	1,004,835
Gates Global, Inc. Term Loan B, 4.250%, 07/05/21	1,496,250	1,459,112
NN, Inc. Term Loan B, 6.000%, 08/27/21	665,357	664,941
Paladin Brands Holding, Inc. Term Loan B, 6.750%, 08/16/19	680,394	678,693

		9,175,736

Machinery-Diversified—1.0%
Alliance Laundry Systems LLC Term Loan, 4.250%, 12/10/18	1,226,105	1,215,376
CPM Acquisition Corp. 1st Lien Term Loan, 6.250%, 08/29/17	446,728	446,728
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	2,130,006	2,001,874
Interline Brands, Inc. Term Loan, 4.000%, 03/17/21	992,500	959,003
Manitowoc Co., Inc. (The) Term Loan B, 3.250%, 01/03/21	294,875	291,926
PRA Holdings, Inc. 1st Lien Term Loan, 4.500%, 09/23/20	2,816,925	2,785,235
WTG Holdings III Corp. 1st Lien Term Loan, 4.750%, 01/15/21	1,418,231	1,400,503

		9,100,645

Marine—0.3%
Drillships Ocean Ventures, Inc. Term Loan B, 5.500%, 07/25/21	1,047,375	849,683
Stena International S.a.r.l. Term Loan B, 4.000%, 03/03/21	1,687,250	1,493,216

		2,342,899

Media—4.5%
ALM Media Holdings, Inc. 1st Lien Term Loan, 5.500%, 07/31/20	422,344	421,288
AMC Entertainment, Inc. Term Loan, 3.500%, 04/30/20	2,333,438	2,306,213
AP NMT Acquisition B.V. 1st Lien Term Loan, 6.750%, 08/13/21	448,875	442,142
Atlantic Broadband Finance LLC Term Loan B, 3.250%, 11/30/19	725,539	711,935
AVSC Holding Corp. 1st Lien Term Loan, 4.500%, 01/24/21	446,625	444,950
Block Communications, Inc. Term Loan B, 5.750%, 10/21/21	224,438	223,876
Bragg Communications, Inc. Term Loan B, 3.500%, 02/28/18	389,000	388,271
Cequel Communications LLC Term Loan B, 3.500%, 02/14/19	1,885,362	1,861,403

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC Term Loan E, 3.000%, 07/01/20	1,305,125	$1,281,353
Clear Channel Communications, Inc. Extended Term Loan E, 7.669%, 07/30/19	425,533	409,043
Term Loan B, 3.819%, 01/29/16	11,163	11,048
Term Loan D, 6.919%, 01/30/19	1,323,104	1,249,920
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.500%, 12/20/19	1,447,839	1,420,088
Crown Media Holdings, Inc. Term Loan B, 4.000%, 07/14/18	618,389	612,979
CSC Holdings, Inc. Term Loan B, 2.669%, 04/17/20	1,911,245	1,874,453
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	4,395,366	4,260,758
Entercom Radio LLC Term Loan B, 4.000%, 11/23/18	384,267	382,826
Entravision Communications Corp. Term Loan, 3.500%, 05/31/20	1,996,500	1,936,605
Gray Television, Inc. Term Loan B, 3.750%, 06/10/21	244,833	241,589
Information Resources, Inc. Term Loan B, 4.750%, 09/30/20	1,234,375	1,232,832
Kasima LLC Term Loan B, 3.250%, 05/17/21	866,176	846,688
Media General, Inc. Term Loan B, 4.250%, 07/31/20	1,447,674	1,433,498
Mediacom Illinois LLC Term Loan E, 3.140%, 10/23/17	478,697	471,965
Term Loan G, 3.750%, 06/30/21	473,813	465,126
MH Sub I LLC 1st Lien Term Loan, 5.000%, 07/08/21	395,382	392,416
Delayed Draw Term Loan, 4.000%, 07/08/21 (d)	27,667	27,459
Mission Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	796,798	788,830
Nexstar Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	903,582	894,546
Numericable U.S. LLC Term Loan B1, 4.500%, 05/21/20	1,233,154	1,233,154
Term Loan B2, 4.500%, 05/21/20	1,066,846	1,066,846
Penton Media, Inc. 1st Lien Term Loan, 5.500%, 10/03/19	592,500	589,538
ProQuest LLC Term Loan B, 5.250%, 10/24/21	675,000	673,031
Raycom TV Broadcasting LLC Term Loan B, 3.750%, 08/04/21	798,249	790,267
Sinclair Television Group, Inc. Term Loan B, 3.000%, 04/09/20	466,699	455,032
Springer Science+Business Media Deutschland GmbH Term Loan B3, 4.750%, 08/14/20	2,073,829	2,047,906
Sterling Entertainment Enterprises LLC Term Loan A, 3.170%, 12/28/17 (b)	720,000	688,968
TWCC Holding Corp. 2nd Lien Term Loan, 7.000%, 06/26/20	700,000	668,500

Media—(Continued)
Univision Communications, Inc. Term Loan C4, 4.000%, 03/01/20	4,748,190	4,653,226
Zuffa LLC Term Loan B, 3.750%, 02/25/20	992,410	952,713

		40,853,281

Metal Fabricate/Hardware—1.4%
Ameriforge Group, Inc. 1st Lien Term Loan, 5.000%, 12/19/19	2,964,195	2,712,239
JMC Steel Group, Inc. Term Loan, 4.750%, 04/01/17	4,897,219	4,805,396
Rexnord LLC 1st Lien Term Loan B, 4.000%, 08/21/20	4,517,813	4,430,845
WireCo WorldGroup, Inc. Term Loan, 6.000%, 02/15/17	605,153	606,288

		12,554,768

Mining—1.4%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	7,072,203	6,460,755
Neenah Foundry Co. Term Loan, 6.750%, 04/26/17	1,709,172	1,694,930
Noranda Aluminum Acquisition Corp. Term Loan B, 5.750%, 02/28/19	972,500	933,600
Novelis, Inc. Term Loan, 3.750%, 03/10/17	3,766,758	3,737,332

		12,826,617

Miscellaneous Manufacturing—0.6%
Filtration Group Corp. 1st Lien Term Loan, 4.500%, 11/21/20	297,000	296,629
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 4.250%, 06/30/21	2,789,354	2,716,133
RGIS Services LLC Term Loan C, 5.500%, 10/18/17	2,746,025	2,512,612

		5,525,374

Multi-Utilities—0.2%
Lonestar Generation LLC Term Loan B, 5.250%, 02/20/21	548,620	537,647
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	262,667	256,428
Delayed Draw Term Loan, 4.250%, 05/06/20	14,025	13,710
TerraForm Power Operating LLC Term Loan, 4.750%, 07/23/19	1,218,875	1,219,257

		2,027,042

Office/Business Equipment—0.7%
Quintiles Transnational Corp. Term Loan B3, 3.750%, 06/08/18	6,103,597	6,042,561

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—2.5%
Bronco Midstream Funding LLC Term Loan B, 5.000%, 08/15/20	2,547,883	$2,407,750
Citgo Petroleum Corp. Term Loan B, 4.500%, 07/29/21	972,563	970,131
Crestwood Holdings LLC Term Loan B1, 7.000%, 06/19/19	1,807,385	1,707,979
Emerald Expositions Holding, Inc. Term Loan B, 4.750%, 06/17/20	983,721	968,965
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 09/28/18	1,062,187	1,009,742
2nd Lien Term Loan, 8.375%, 09/30/20	675,000	497,137
MEG Energy Corp. Term Loan, 3.750%, 03/31/20	7,888,355	7,557,045
Obsidian Natural Gas Trust Term Loan, 7.000%, 11/02/15	738,413	732,875
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	913,734	842,920
Paragon Offshore Finance Co. Term Loan B, 3.750%, 07/18/21	847,875	703,736
Samson Investments Co. 2nd Lien Term Loan, 5.000%, 09/25/18	825,000	652,437
Sheridan Production Partners I LLC Term Loan B2, 4.250%, 10/01/19	1,913,370	1,674,199
Term Loan B2 I-A, 4.250%, 10/01/19	253,537	221,845
Term Loan B2 I-M, 4.250%, 10/01/19	154,862	135,504
Southcross Energy Partners L.P. 1st Lien Term Loan, 5.250%, 08/04/21	497,500	470,138
Southcross Holdings Borrower L.P. Term Loan B, 6.000%, 08/04/21	398,000	356,210
TPF II Power LLC Term Loan B, 5.500%, 10/02/21	1,350,000	1,346,062

		22,254,675

Packaging & Containers—1.5%
Berry Plastics Holding Corp. Term Loan E, 3.750%, 01/06/21	3,373,000	3,295,701
Crown Americas LLC Term Loan B, 0.000%, 10/22/21 (d)	1,525,000	1,529,194
Hilex Poly Co. LLC Term Loan B, 6.000%, 12/05/21	1,450,000	1,435,500
Multi Packaging Solutions, Inc. Term Loan B, 4.250%, 09/30/20	347,375	337,171
Reynolds Group Holdings, Inc. Term Loan, 4.000%, 12/01/18	5,341,545	5,257,127
Signode Industrial Group U.S., Inc. Term Loan B, 3.750%, 05/01/21	1,312,500	1,263,281
TricorBraun, Inc. Term Loan B, 4.010%, 05/03/18	578,125	571,380

		13,689,354

Pharmaceuticals—2.7%
Akorn, Inc. Term Loan B, 4.500%, 04/16/21	1,122,188	1,115,174
Alkermes, Inc. Term Loan, 3.500%, 09/18/19	367,481	365,644

Pharmaceuticals—(Continued)
AMAG Pharmaceuticals, Inc. 1st Lien Term Loan, 7.250%, 11/12/20	600,000	597,000
Amneal Pharmaceuticals LLC Term Loan, 5.001%, 11/01/19	1,093,301	1,093,073
Auris Luxembourg II S.A. Term Loan B, 0.000%, 12/31/21 (c)	750,000	749,063
Auxilium Pharmaceuticals, Inc. Term Loan B, 6.250%, 04/26/17	524,787	524,349
DPx Holdings B.V. Term Loan, 4.250%, 03/11/21	2,935,250	2,857,284
Endo Luxembourg Finance Co. I S.a r.l. Term Loan B, 3.250%, 02/28/21	421,813	409,685
Impax Laboratories, Inc. Term Loan B, 0.000%, 12/02/20 (c)	800,000	800,000
Par Pharmaceutical Cos., Inc. Term Loan B2, 4.000%, 09/30/19	1,922,992	1,880,526
Pharmaceutical Product Development LLC Term Loan B, 4.000%, 12/05/18	1,813,000	1,805,748
Salix Pharmaceuticals, Ltd. Term Loan, 4.250%, 01/02/20	2,933,279	2,906,698
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.500%, 02/13/19	1,465,366	1,453,612
Term Loan B, 3.500%, 12/11/19	3,965,490	3,933,270
Term Loan B, 3.500%, 08/05/20	3,801,839	3,774,116

		24,265,242

Pipelines—0.2%
Energy Transfer Equity L.P. Term Loan, 3.250%, 12/02/19	1,825,000	1,774,813

Real Estate—0.9%
MCS AMS Sub-Holdings LLC Term Loan B, 7.000%, 10/15/19	566,250	506,794
RE/MAX International, Inc. Term Loan B, 4.000%, 07/31/20	1,659,393	1,639,148
Realogy Corp. Term Loan B, 3.750%, 03/05/20	3,956,287	3,900,239
RHP Hotel Properties L.P. Term Loan B, 3.750%, 01/15/21	671,625	672,045
Starwood Property Trust, Inc. Term Loan B, 3.500%, 04/17/20	1,060,137	1,040,701

		7,758,927

Retail—6.3%
99 Cents Only Stores Term Loan, 4.500%, 01/11/19	2,404,920	2,386,883
Albertson’s LLC Term Loan B2, 4.750%, 03/21/19	1,091,019	1,086,473
Burlington Coat Factory Warehouse Corp. Term Loan B3, 4.250%, 08/13/21	498,750	494,386
David’s Bridal, Inc. Term Loan B, 5.250%, 10/11/19	621,040	589,212
Dunkin’ Brands, Inc. Term Loan B4, 3.250%, 02/07/21	3,025,914	2,960,857

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Evergreen AcqCo 1 L.P. Term Loan, 5.000%, 07/09/19	635,407	$626,671
General Nutrition Centers, Inc. Term Loan, 3.250%, 03/04/19	3,348,210	3,241,486
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	1,086,250	1,085,164
Hudson’s Bay Co. 1st Lien Term Loan, 4.750%, 11/04/20	1,316,250	1,318,883
J Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	3,134,250	2,954,031
Jo-Ann Stores, Inc. Term Loan, 4.000%, 03/16/18	2,719,446	2,651,460
Landry’s, Inc. Term Loan B, 4.000%, 04/24/18	2,230,146	2,219,693
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	1,496,250	1,490,639
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	997,500	985,031
Term Loan B, 3.750%, 01/28/20	2,462,500	2,420,945
NBTY, Inc. Term Loan B2, 3.500%, 10/01/17	8,115,571	7,902,538
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	1,403,333	1,376,630
New Albertson’s, Inc. Term Loan, 4.750%, 06/27/21	2,443,875	2,412,564
P.F. Chang’s China Bistro, Inc. Term Loan B, 4.250%, 07/02/19	382,246	366,956
Pantry, Inc. (The) Term Loan B, 4.750%, 08/02/19	415,163	414,903
Party City Holdings, Inc. Term Loan, 4.000%, 07/27/19	1,323,135	1,296,672
Pep Boys-Manny, Moe & Jack (The) Term Loan B, 4.250%, 10/11/18	441,000	437,968
Petco Animal Supplies, Inc. Term Loan, 4.000%, 11/24/17	3,662,545	3,625,920
Pier 1 Imports (U.S.), Inc. Term Loan B, 4.500%, 04/30/21	522,375	519,763
Pilot Travel Centers LLC Term Loan B, 4.250%, 10/01/21	2,025,000	2,031,328
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	450,000	452,531
Term Loan 7, 3.500%, 02/21/20	3,693,961	3,687,035
Serta Simmons Holdings LLC Term Loan, 4.250%, 10/01/19	4,842,959	4,790,747
Toys “R” Us Property Co. I LLC Term Loan B, 6.000%, 08/21/19	1,584,000	1,517,999

		57,345,368

Semiconductors—1.5%
Avago Technologies Cayman, Ltd. Term Loan B, 3.750%, 05/06/21	6,467,500	6,451,331
Entegris, Inc. Term Loan B, 3.500%, 04/30/21	466,622	457,582

Semiconductors—(Continued)
Freescale Semiconductor, Inc. Term Loan B4, 4.250%, 02/28/20	2,379,774	2,326,229
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	497,500	497,500
Microsemi Corp. Term Loan B1, 3.250%, 02/19/20	1,213,898	1,193,565
NXP B.V. Term Loan D, 3.250%, 01/11/20	2,098,438	2,073,082
Spansion LLC Term Loan, 3.750%, 12/19/19	1,004,591	998,313

		13,997,602

Software—4.6%
Activision Blizzard, Inc. Term Loan B, 3.250%, 10/12/20	2,966,250	2,964,761
Applied Systems, Inc. 1st Lien Term Loan, 4.250%, 01/25/21	915,750	901,785
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.250%, 03/18/21	744,375	735,070
CCC Information Services, Inc. Term Loan, 4.000%, 12/20/19	416,807	406,126
Cinedigm Digital Funding I LLC Term Loan, 3.750%, 02/28/18	995,927	997,172
First Data Corp. Extended Term Loan, 3.667%, 03/23/18	4,848,844	4,757,929
Term Loan, 3.667%, 09/24/18	1,850,000	1,815,892
Term Loan B, 3.667%, 03/24/17	500,000	492,250
GXS Group, Inc. Term Loan B, 3.250%, 01/16/21	1,014,750	1,008,725
Hyland Software, Inc. Term Loan B, 4.750%, 02/19/21	492,776	490,620
Infor (U.S.), Inc. Term Loan B3, 3.750%, 06/03/20	433,060	420,791
Term Loan B5, 3.750%, 06/03/20	8,431,913	8,192,135
ION Trading Technologies S.a.r.l. 1st Lien Term Loan, 4.250%, 06/10/21	1,213,235	1,201,103
IPC Systems, Inc. 1st Lien Term Loan, 6.000%, 11/08/20	1,019,875	1,016,050
Kronos, Inc. Incremental Term Loan, 4.500%, 10/30/19	4,628,113	4,604,972
MA FinanceCo. LLC Term Loan B, 5.250%, 10/07/21	1,125,000	1,084,688
Term Loan C, 4.500%, 10/07/19	1,125,000	1,079,063
Magic Newco LLC 1st Lien Term Loan, 5.000%, 12/12/18	2,208,048	2,199,768
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	358,000	356,317
Renaissance Learning, Inc. 1st Lien Term Loan, 4.500%, 04/09/21	769,188	755,727
Rocket Software, Inc. Term Loan, 5.750%, 02/08/18	407,293	406,020
Sophia L.P. Term Loan B, 4.000%, 07/19/18	1,174,133	1,160,924
Sybil Software LLC Term Loan, 4.750%, 03/20/20	1,467,813	1,456,804

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	1,016,083	$1,008,039
Wall Street Systems Delaware, Inc. Term Loan B, 4.500%, 04/30/21	1,519,022	1,501,299
Websense, Inc. Term Loan B, 4.500%, 06/25/20	788,380	776,554

		41,790,584

Telecommunications—4.5%
Arris Group, Inc. Term Loan B, 3.250%, 04/17/20	1,336,465	1,320,316
Cellular South, Inc. Term Loan, 3.250%, 05/22/20	368,438	365,367
CommScope, Inc. Term Loan B4, 3.250%, 01/14/18	1,234,375	1,226,145
Crown Castle Operating Co. Term Loan B2, 3.000%, 01/31/21	3,448,706	3,395,683
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	8,125,000	8,026,826
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	935,750	902,999
Term Loan J, 3.750%, 06/30/21	845,750	829,539
Sable International Finance, Ltd. Term Loan, 0.000%, 11/06/16 (c)	375,000	375,000
Syniverse Holdings, Inc. Term Loan, 4.000%, 04/23/19	1,751,683	1,702,053
Term Loan B, 4.000%, 04/23/19	1,163,426	1,130,462
Telesat Canada Term Loan B2, 3.500%, 03/28/19	3,632,364	3,577,878
UPC Financing Partnership Term Loan AH, 3.250%, 06/30/21	4,028,489	3,948,927
Virgin Media Bristol LLC Term Loan B, 3.500%, 06/07/20	5,975,000	5,885,375
West Corp. Term Loan B10, 3.250%, 06/30/18	4,540,400	4,460,943
Windstream Corp. Term Loan B5, 3.500%, 08/08/19	879,862	869,964
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	961,447	937,411
Term Loan B2A, 3.500%, 01/15/22	619,574	604,085
Term Loan B3, 3.500%, 01/15/22	1,018,979	993,504

		40,552,477

Trading Companies & Distributors—0.1%
Solenis International L.P. 1st Lien Term Loan, 4.250%, 07/31/21	299,250	293,452
STS Operating, Inc. Term Loan, 4.750%, 02/12/21	322,563	317,724

		611,176

Transportation—0.2%
Atlantic Aviation FBO, Inc. Term Loan B, 3.250%, 06/01/20	641,435	626,201

Transportation—(Continued)
Swift Transportation Co. LLC Term Loan B, 3.750%, 06/09/21	1,166,188	$1,153,942

		1,780,143

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC Term Loan B1, 3.250%, 03/24/21	1,965,125	1,928,279

Total Floating Rate Loans (Cost $895,665,468)		874,036,344

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (b) (e) (Cost $57,794)	71,875	46,941

Common Stock—0.0%

Commercial Services—0.0%
IAP Worldwide Services LLC (b) (e) (f) (h) (Cost $52,139)	44	41,963

Short-Term Investment—3.9%

Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $35,360,604 on 01/02/15, collateralized by $35,405,000 U.S. Treasury Note at 1.750% due 05/31/16 with a value of $36,068,844.	35,360,604	35,360,604

Total Short-Term Investment (Cost $35,360,604)		35,360,604

Total Investments—100.7% (Cost $931,136,005)		909,485,852
Unfunded Loan Commitments—(0.2)% (Cost $(1,552,667))		(1,552,667)
Net Investments—100.5% (Cost $929,583,338) (g)		907,933,185
Other assets and liabilities (net)—(0.5)%		(4,868,633)

Net Assets—100.0%		$903,064,552

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.1% of net assets.
(c)	This loan will settle after December 31, 2014, at which time the interest rate will be determined.
(d)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(e)	Illiquid security. As of December 31, 2014, these securities represent 0.0% of net assets.
(f)	Non-income producing security.
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $929,756,350. The aggregate unrealized appreciation and depreciation of investments were $876,032 and $(22,699,197), respectively, resulting in net unrealized depreciation of $(21,823,165) for federal income tax purposes.
(h)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(LOC)—	Letter of Credit.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,215,581	$—	$3,215,581
Aerospace/Defense	—	20,834,123	—	20,834,123
Auto Components	—	9,747,356	—	9,747,356
Auto Manufacturers	—	8,977,370	—	8,977,370
Auto Parts & Equipment	—	15,151,640	—	15,151,640
Beverages	—	1,472,108	—	1,472,108
Biotechnology	—	2,244,016	—	2,244,016
Building Materials	—	2,741,698	—	2,741,698
Capital Markets	—	7,377,262	—	7,377,262
Chemicals	—	41,796,219	—	41,796,219
Coal	—	8,623,433	—	8,623,433
Commercial Services	—	53,159,251	273,178	53,432,429
Communications Equipment	—	2,410,123	—	2,410,123
Computers	—	24,035,729	—	24,035,729
Construction Materials	—	2,186,756	—	2,186,756
Cosmetics/Personal Care	—	1,171,294	—	1,171,294
Distribution/Wholesale	—	1,682,065	—	1,682,065
Distributors	—	207,184	—	207,184
Diversified Consumer Services	—	291,434	—	291,434

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$—	$32,912,842	$—	$32,912,842
Electric	—	21,257,617	—	21,257,617
Electrical Components & Equipment	—	7,025,517	—	7,025,517
Electronics	—	19,948,718	—	19,948,718
Energy Equipment & Services	—	5,153,660	—	5,153,660
Engineering & Construction	—	749,293	—	749,293
Entertainment	—	16,511,886	—	16,511,886
Environmental Control	—	4,229,296	—	4,229,296
Food	—	44,054,592	—	44,054,592
Food Service	—	590,660	—	590,660
Hand/Machine Tools	—	2,135,704	—	2,135,704
Healthcare-Products	—	30,989,642	—	30,989,642
Healthcare-Services	—	65,488,044	—	65,488,044
Holding Companies-Diversified	—	271,399	—	271,399
Home Furnishings	—	1,981,237	—	1,981,237
Hotels, Restaurants & Leisure	—	7,303,384	—	7,303,384
Household Products/Wares	—	7,659,657	—	7,659,657
Industrial Conglomerates	—	1,399,433	—	1,399,433
Insurance	—	23,579,041	—	23,579,041
Internet	—	18,237,018	—	18,237,018
Internet Software & Services	—	4,429,270	—	4,429,270
Leisure Time	—	9,042,230	—	9,042,230
Lodging	—	13,233,712	57,109	13,290,821
Machinery	—	9,175,736	—	9,175,736
Machinery-Diversified	—	9,100,645	—	9,100,645
Marine	—	2,342,899	—	2,342,899
Media (Less Unfunded Loan Commitments of $27,667)	—	40,136,646	688,968	40,825,614
Metal Fabricate/Hardware	—	12,554,768	—	12,554,768
Mining	—	12,826,617	—	12,826,617
Miscellaneous Manufacturing	—	5,525,374	—	5,525,374
Multi-Utilities	—	2,027,042	—	2,027,042
Office/Business Equipment	—	6,042,561	—	6,042,561
Oil & Gas	—	22,254,675	—	22,254,675
Packaging & Containers (Less Unfunded Loan Commitments of $1,525,000)	—	12,164,354	—	12,164,354
Pharmaceuticals	—	24,265,242	—	24,265,242
Pipelines	—	1,774,813	—	1,774,813
Real Estate	—	7,758,927	—	7,758,927
Retail	—	57,345,368	—	57,345,368
Semiconductors	—	13,997,602	—	13,997,602
Software	—	41,790,584	—	41,790,584
Telecommunications	—	40,552,477	—	40,552,477
Trading Companies & Distributors	—	611,176	—	611,176
Transportation	—	1,780,143	—	1,780,143
Wireless Telecommunication Services	—	1,928,279	—	1,928,279
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	871,464,422	1,019,255	872,483,677
Total Corporate Bonds & Notes*	—	—	46,941	46,941
Total Common Stock*	—	—	41,963	41,963
Total Short-Term Investment*	—	35,360,604	—	35,360,604
Total Net Investments	$—	$906,825,026	$1,108,159	$907,933,185

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts/ (Premiums)	Realized Gain	Change in Unrealized Depreciation	Purchases	Sales		Balance as of December 31, 2014	Change in Unrealized Depreciation from Investments Still Held at December 31, 2014
Floating Rate Loans
Commercial Services	$—	$4,219	$321	$(6,532)	$276,886	$(1,716	)(a)	$273,178	$(6,532)
Lodging	—	35,664	1,490	(641,876)	670,016	(8,185	)(a)	57,109	(641,876)
Media	718,463	3,219	196	(17,910)	—	(15,000	)(a)	688,968	(17,910)
Corporate Bonds & Notes
Aerospace/Defense	55,113	1,207	—	(9,379)	—	—		46,941	(9,379)
Common Stocks
Commercial Services	—	—	—	(10,176)	52,139	—		41,963	$(10,176)

	$773,576	$44,309	$2,007	$(685,873)	$999,041	$(24,901)		$1,108,159	$(685,873)

(a)	Sales include principal reductions

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)(b)	$907,933,185
Cash	7,614,966
Receivable for:
Fund shares sold	145,430
Interest	2,371,579
Prepaid expenses	2,360

Total Assets	918,067,520
Liabilities
Payables for:
Investments purchased	14,012,839
Fund shares redeemed	260,740
Accrued expenses:
Management fees	462,616
Distribution and service fees	23,481
Deferred trustees’ fees	58,066
Other expenses	185,226

Total Liabilities	15,002,968

Net Assets	$903,064,552

Net assets consist of:
Paid in surplus	$892,791,824
Undistributed net investment income	33,214,572
Accumulated net realized loss	(1,291,691)
Unrealized depreciation on investments	(21,650,153)

Net Assets	$903,064,552

Net Assets
Class A	$793,463,537
Class B	109,601,015
Capital Shares Outstanding*
Class A	76,978,598
Class B	10,700,414
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.31
Class B	10.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $929,583,338.
(b)	Investments at value includes unfunded loan commitments of $1,552,667.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$40,179,342

Total investment income	40,179,342
Expenses
Management fees	5,681,625
Administration fees	22,305
Custodian and accounting fees	350,718
Distribution and service fees—Class B	296,395
Audit and tax services	115,154
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	49,036
Insurance	5,756
Miscellaneous	13,479

Total expenses	6,612,548

Net Investment Income	33,566,794

Net Realized and Unrealized Loss
Net realized loss on investments	(1,237,749)

Net change in unrealized depreciation on investments	(23,377,536)

Net realized and unrealized loss	(24,615,285)

Net Increase in Net Assets From Operations	$8,951,509

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,566,794	$35,468,649
Net realized gain (loss)	(1,237,749)	4,120,552
Net change in unrealized depreciation	(23,377,536)	(3,817,470)

Increase in net assets from operations	8,951,509	35,771,731

From Distributions to Shareholders
Net investment income
Class A	(31,272,718)	(32,615,338)
Class B	(4,260,389)	(3,061,308)
Net realized capital gains
Class A	(3,693,628)	(3,689,518)
Class B	(529,606)	(364,441)

Total distributions	(39,756,341)	(39,730,605)

Increase (decrease) in net assets from capital share transactions	(54,958,948)	161,483,079

Total increase (decrease) in net assets	(85,763,780)	157,524,205

Net Assets
Beginning of period	988,828,332	831,304,127

End of period	$903,064,552	$988,828,332

Undistributed net investment income
End of period	$33,214,572	$35,326,393

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,069,597	$31,906,634	9,059,273	$96,332,060
Reinvestments	3,404,708	34,966,346	3,480,811	36,304,856
Redemptions	(11,413,749)	(117,482,370)	(1,675,722)	(17,659,690)

Net increase (decrease)	(4,939,444)	$(50,609,390)	10,864,362	$114,977,226

Class B
Sales	2,469,832	$25,823,648	6,655,673	$69,851,416
Reinvestments	468,689	4,789,995	329,716	3,425,749
Redemptions	(3,380,126)	(34,963,201)	(2,552,951)	(26,771,312)

Net increase (decrease)	(441,605)	$(4,349,558)	4,432,438	$46,505,853

Increase (decrease) derived from capital shares transactions		$(54,958,948)		$161,483,079

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.63	$10.69	$10.34	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.37	0.42	0.46	0.42	0.25
Net realized and unrealized gain (loss) on investments	(0.26)	0.01	0.30	(0.18)	0.09

Total from investment operations	0.11	0.43	0.76	0.24	0.34

Less Distributions
Distributions from net investment income	(0.38)	(0.44)	(0.38)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)	(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.43)	(0.49)	(0.41)	(0.24)	0.00

Net Asset Value, End of Period	$10.31	$10.63	$10.69	$10.34	$10.34

Total Return (%) (c)	1.01	4.13	7.51	2.33	3.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.67	0.68	0.68	0.69	(e)
Ratio of net investment income to average net assets (%)	3.59	3.95	4.42	4.10	3.71	(e)
Portfolio turnover rate (%)	30	40	42	40	31	(d)
Net assets, end of period (in millions)	$793.5	$871.0	$759.9	$706.2	$536.1

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.58	$10.64	$10.29	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.35	0.39	0.44	0.40	0.25
Net realized and unrealized gain (loss) on investments	(0.28)	0.02	0.30	(0.19)	0.07

Total from investment operations	0.07	0.41	0.74	0.21	0.32

Less Distributions
Distributions from net investment income	(0.36)	(0.42)	(0.36)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)	(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.41)	(0.47)	(0.39)	(0.24)	0.00

Net Asset Value, End of Period	$10.24	$10.58	$10.64	$10.29	$10.32

Total Return (%) (c)	0.74	3.84	7.33	2.01	3.20	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.92	0.93	0.93	0.94	(e)
Ratio of net investment income to average net assets (%)	3.34	3.67	4.18	3.86	3.73	(e)
Portfolio turnover rate (%)	30	40	42	40	31	(d)
Net assets, end of period (in millions)	$109.6	$117.8	$71.4	$56.4	$20.2

(a)	Commencement of operations was April 30, 2010.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $35,360,604, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2014, the Portfolio had open unfunded loan commitments of $1,552,667. At December 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$270,925,896	$0	$323,009,497

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,681,625	0.625%	First $100 million
	0.600%	Over $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-25

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$36,723,835	$37,136,071	$3,032,506	$2,594,534	$39,756,341	$39,730,605

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$33,272,638	$—	$(21,823,165)	$—	$(1,118,679)	$10,330,794

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the post-enactment long-term capital losses were $1,118,679.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-26

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Eaton Vance Floating Rate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 30, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Eaton Vance Floating Rate Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 30, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-27

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-28

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-29

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-30

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-31

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Eaton Vance Floating Rate Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes and its Lipper Index for the one-year, three-year, and since-inception (April 30, 2010) periods ended June 30, 2014. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the three-year period ended June 30, 2014 and underperformed the median of its other Performance Universe for the one-year and since-inception (April 30, 2010) periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-year, three-year, and since-inception (April 30, 2010) periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the median of the Expense Universe and Sub-advised Expense Universe, and were equal to the median of the Expense Group. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-32

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 1.27% and 1.06%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Index1, returned 0.77%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy continued to grow during the year, underpinned by manufacturing activity, consumer and business spending, federal defense spending and a narrower trade deficit helped by lower oil imports. Home sales experienced weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined, and inflation remained low.

In January 2014, the U.S. Federal Reserve Board (the “Fed”) began reducing its bond purchases $10 billion a month and ended the buying in October. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward year end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.17% at year end, as investors shifted to less risky assets given the crises in Ukraine and the Middle East, weak economic data in Europe and Japan, record-low bond yields and lower Treasury issuance.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark index over the year, with spread sectors adding to relative returns. The Portfolio’s exposure to corporate credit (both high yield and investment grade), Adjustable-Rate Mortgage Securities and the municipal debt market were contributors during the period. Although our allocation to the Senior Secured Floating Rate Debt sector detracted from performance, our security selection within the sector benefited returns. Commercial Mortgage-Backed Securities (“CMBS”) also performed well, and CMBS positions contributed significantly to Portfolio performance. Currency exposure and non-Agency Residential Mortgage-Backed Securities were also strong contributors to performance. Intermediate and longer-term interest rates ended the period lower than they started and performance was mixed across fixed income sectors. These interest rate movements hurt relative results as the Portfolio’s yield curve positioning was a detractor.

We increased the Portfolio’s allocation to Asset-Backed Securities and Mortgage-Backed Securities (“MBS”) as we found what we considered to be attractive valuations in those sectors. In contrast, we reduced sector exposure to U.S. Treasuries and trimmed the Portfolio’s Municipal Bond allocation to take profits. We also reduced exposure to International Bonds.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks, including interest rate risk. During the period, the use of derivatives provided exposures that were beneficial through means that we believed to be advantageous to the Portfolio.

At year end, we continued to view the environment for corporate debt as largely supportive. The corporate default rate remained close to historical lows and liquidity levels appear generally adequate, in our view. As a result, we tended to view pullbacks as potential buying opportunities. Accordingly, at period end, the Portfolio’s heaviest allocation positioning was in Investment-Grade Corporate debt securities, followed by U.S. Treasuries and MBS.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	1.27	1.63
Class B	1.06	1.40
Barclays U.S. Government/Credit 1-3 Year Bond Index	0.77	0.98

1 The Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	35.5
Asset-Backed Securities	16.9
U.S. Treasury & Government Agencies	13.2
Mortgage-Backed Securities	11.7
Floating Rate Loans	6.0
Foreign Government	3.5
Municipals	1.5

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.51%	$1,000.00	$1,002.00	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B(a)	Actual	0.76%	$1,000.00	$1,001.00	$3.83
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

**Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—35.5% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
Boeing Co. (The) 0.950%, 05/15/18	1,500,000	$1,466,709

Agriculture—0.6%
Altria Group, Inc. 2.625%, 01/14/20 (a)	3,900,000	3,911,322
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	4,000,000	4,036,092
Reynolds American, Inc. 1.050%, 10/30/15 (a)	1,000,000	1,001,089

		8,948,503

Auto Manufacturers—0.4%
Hyundai Capital America 1.450%, 02/06/17 (144A)	7,000,000	6,973,694
4.000%, 06/08/17 (144A)	300,000	313,439

		7,287,133

Banks—10.9%
ANZ New Zealand International, Ltd. 1.400%, 04/27/17 (144A)	7,500,000	7,485,060
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	5,396,621
Banco Comercial Portugues S.A. 4.750%, 06/22/17 (EUR)	1,800,000	2,375,650
Banco Popolare SC 3.625%, 03/31/17 (EUR)	1,000,000	1,290,718
4.750%, 03/31/16 (EUR)	3,300,000	4,200,279
Banco Santander Totta S.A. 1.500%, 04/03/17 (EUR)	3,000,000	3,710,355
Bank of America Corp. 1.271%, 01/15/19 (b)	6,600,000	6,693,766
2.600%, 01/15/19	2,500,000	2,519,440
2.650%, 04/01/19 (a)	4,000,000	4,029,340
Bankinter S.A. 1.750%, 06/10/19 (EUR)	3,800,000	4,751,917
BB&T Corp. 0.892%, 02/01/19 (b)	8,000,000	8,003,096
2.050%, 06/19/18	1,000,000	1,006,589
BNP Paribas S.A. 2.700%, 08/20/18 (a)	2,700,000	2,759,441
CIT Group, Inc. 3.875%, 02/19/19	3,000,000	2,992,500
4.250%, 08/15/17 (a)	700,000	714,000
5.000%, 05/15/17	400,000	415,000
5.250%, 03/15/18	500,000	521,250
Citigroup, Inc. 0.506%, 06/09/16 (b)	6,400,000	6,338,778
1.003%, 04/08/19 (b)	1,600,000	1,606,002
Credit Suisse 0.724%, 05/26/17 (b)	3,900,000	3,895,234
Depfa ACS Bank 1.650%, 12/20/16 (JPY)	250,000,000	2,117,367
2.125%, 10/13/17 (CHF)	2,000,000	2,112,959
Fifth Third Bank 0.742%, 11/18/16 (b)	7,300,000	7,315,454

Banks—(Continued)
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,265,100
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	4,000,000	4,016,832
ING Bank NV 0.945%, 10/01/19 (144A) (b)	6,300,000	6,308,757
Intesa Sanpaolo S.p.A. 0.229%, 05/18/17 (EUR) (b)	1,100,000	1,313,712
1.588%, 07/29/15 (EUR) (b)	3,700,000	4,502,885
2.375%, 01/13/17 (a)	1,000,000	1,008,753
3.875%, 01/16/18 (a)	3,900,000	4,060,501
3.875%, 01/15/19	600,000	621,236
JPMorgan Chase & Co. 1.134%, 01/25/18 (b)	8,000,000	8,062,824
2.200%, 10/22/19	7,000,000	6,939,639
Morgan Stanley 1.514%, 04/25/18 (b)	6,500,000	6,603,434
MUFG Union Bank N.A. 1.005%, 09/26/16 (b)	2,000,000	2,010,256
PNC Funding Corp. 2.700%, 09/19/16	1,300,000	1,335,045
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,168,605
Royal Bank of Canada 0.605%, 03/08/16 (b)	3,000,000	3,005,190
Royal Bank of Scotland plc (The) 6.934%, 04/09/18 (EUR)	1,800,000	2,507,847
Svenska Handelsbanken AB 0.733%, 06/17/19 (b)	4,500,000	4,503,712
U.S. Bank N.A. 3.778%, 04/29/20 (b)	1,000,000	1,008,976
UniCredit S.p.A. 1.030%, 04/10/17 (EUR) (b)	2,300,000	2,793,942
1.634%, 07/24/15 (EUR) (b)	3,000,000	3,650,367
Unione di Banche Italiane SCPA 2.875%, 02/18/19 (EUR)	3,600,000	4,638,544
Wachovia Corp. 0.601%, 10/15/16 (b)	8,500,000	8,465,651
Woori Bank 4.750%, 04/30/24 (144A)	3,900,000	4,028,595

		171,071,219

Beverages—0.7%
Anheuser-Busch InBev NV 2.875%, 09/25/24 (EUR)	300,000	415,329
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18	4,000,000	4,072,840
Constellation Brands, Inc. 3.875%, 11/15/19 (a)	1,700,000	1,712,750
7.250%, 09/01/16	2,000,000	2,160,000
7.250%, 05/15/17	2,000,000	2,210,000
Pernod Ricard S.A. 2.125%, 09/27/24 (EUR)	300,000	379,914

		10,950,833

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.6%
Amgen, Inc. 0.833%, 05/22/19 (a) (b)	6,200,000	$6,199,795
Celgene Corp. 2.300%, 08/15/18	3,000,000	3,024,780
Gilead Sciences, Inc. 3.050%, 12/01/16	1,000,000	1,037,650

		10,262,225

Building Materials—0.1%
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	1,200,000	1,236,000

Coal—0.2%
Peabody Energy Corp. 7.375%, 11/01/16	2,500,000	2,568,750

Computers—0.7%
Apple, Inc. 0.482%, 05/03/18 (b)	9,000,000	9,006,039
Dell, Inc. 3.100%, 04/01/16	1,500,000	1,507,500

		10,513,539

Cosmetics/Personal Care—0.1%
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,954,234

Diversified Financial Services—2.2%
American Express Credit Corp. 1.550%, 09/22/17 (a)	3,400,000	3,406,650
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,854,275
Ford Motor Credit Co. LLC
0.755%, 09/08/17 (b)	3,000,000	2,979,342
2.375%, 01/16/18 (a)	2,000,000	2,011,590
7.000%, 04/15/15 (a)	12,000,000	12,206,484
General Motors Financial Co., Inc. 2.625%, 07/10/17 (a)	3,000,000	3,013,005
Navient Corp. 5.500%, 01/15/19	3,000,000	3,067,500
8.450%, 06/15/18	500,000	557,500
Seven & Seven, Ltd. 1.395%, 09/11/19 (144A) (b)	1,600,000	1,598,530

		34,694,876

Electric—1.3%
DPL, Inc. 6.500%, 10/15/16	1,131,000	1,193,205
Duke Energy Corp. 2.100%, 06/15/18	1,100,000	1,110,048
GDF Suez 1.625%, 10/10/17 (144A)	1,000,000	998,780
Georgia Power Co. 0.625%, 11/15/15	1,000,000	1,001,101

Electric—(Continued)
Korea Western Power Co., Ltd. 3.125%, 05/10/17 (144A)	3,100,000	3,188,567
PPL Energy Supply LLC 6.200%, 05/15/16	6,000,000	6,235,224
Southern Co. (The) 2.450%, 09/01/18	3,000,000	3,061,578
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A)	2,000,000	1,961,480
State Grid Overseas Investment 2014, Ltd. 2.750%, 05/07/19 (144A)	1,100,000	1,104,621
Virginia Electric & Power Co. 1.200%, 01/15/18	900,000	888,773

		20,743,377

Food—1.2%
Casino Guichard Perrachon S.A. 3.311%, 01/25/23 (EUR)	1,100,000	1,492,251
Dean Foods Co. 7.000%, 06/01/16 (a)	1,771,000	1,877,260
Kraft Foods Group, Inc. 1.625%, 06/04/15	3,000,000	3,012,783
2.250%, 06/05/17 (a)	3,000,000	3,049,485
Mondelez International, Inc. 0.752%, 02/01/19 (b)	2,000,000	1,977,684
Sysco Corp. 1.450%, 10/02/17 (a)	5,600,000	5,593,840
Tyson Foods, Inc. 2.650%, 08/15/19	2,700,000	2,724,597

		19,727,900

Healthcare-Products—0.3%
Becton Dickinson and Co. 2.675%, 12/15/19 (a)	4,000,000	4,052,604
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,419,230

		5,471,834

Healthcare-Services—0.2%
Aetna, Inc. 1.500%, 11/15/17	1,000,000	992,199
HCA, Inc. 4.250%, 10/15/19	800,000	812,000
Laboratory Corp. of America Holdings 2.200%, 08/23/17 (a)	1,000,000	1,008,729

		2,812,928

Holding Companies-Diversified—0.2%
Hutchison Whampoa International, Ltd. 1.625%, 10/31/17 (144A) (a)	3,200,000	3,173,632

Home Builders—2.2%
Beazer Homes USA, Inc. 5.750%, 06/15/19	14,000,000	13,440,000

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Centex Corp. 5.250%, 06/15/15	3,000,000	$3,045,000
6.500%, 05/01/16	6,000,000	6,385,200
DR Horton, Inc. 4.750%, 05/15/17	2,000,000	2,090,000
5.625%, 01/15/16	3,425,000	3,562,000
Toll Brothers Finance Corp. 5.150%, 05/15/15	6,000,000	6,060,000

		34,582,200

Insurance—2.1%
Jackson National Life Global Funding 2.300%, 04/16/19 (144A) (a)	6,000,000	5,991,222
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	4,014,324
2.150%, 06/18/19 (144A) (a)	5,000,000	4,990,240
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	3,500,000	3,451,956
Prudential Covered Trust 2.997%, 09/30/15 (144A)	7,470,000	7,574,924
Prudential Financial, Inc. 1.012%, 08/15/18 (b)	3,000,000	3,018,126
TIAA Asset Management Finance Co. LLC 2.950%, 11/01/19 (144A)	3,900,000	3,907,546

		32,948,338

Internet—0.2%
Alibaba Group Holding, Ltd. 2.500%, 11/28/19 (144A)	4,000,000	3,946,068

Iron/Steel—0.4%
ArcelorMittal 5.000%, 02/25/17 (a)	2,500,000	2,600,000
Glencore Funding LLC 3.125%, 04/29/19 (144A) (a)	3,500,000	3,508,400

		6,108,400

Leisure Time—0.4%
Carnival Corp. 3.950%, 10/15/20	5,800,000	6,077,176

Machinery-Diversified—0.1%
John Deere Capital Corp. 1.300%, 03/12/18 (a)	1,100,000	1,088,390

Media—1.0%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17 (a)	2,700,000	2,750,946
DISH DBS Corp. 7.125%, 02/01/16	2,500,000	2,628,125
NBCUniversal Enterprise, Inc. 0.916%, 04/15/18 (144A) (b)	3,000,000	3,024,960
Time Warner, Inc. 2.100%, 06/01/19 (a)	4,000,000	3,940,820

Media—(Continued)
Viacom, Inc. 2.200%, 04/01/19	2,100,000	2,070,098
2.750%, 12/15/19	1,800,000	1,803,570

		16,218,519

Mining—0.6%
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A) (a)	900,000	860,625
6.875%, 02/01/18 (144A) (a)	222,222	201,667
8.250%, 11/01/19 (144A) (a)	1,000,000	910,000
Freeport-McMoRan, Inc. 2.300%, 11/14/17 (a)	3,900,000	3,904,680
Glencore Finance Canada, Ltd. 2.050%, 10/23/15 (144A) (a)	3,000,000	3,019,521

		8,896,493

Oil & Gas—3.3%
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,612,536
California Resources Corp. 5.500%, 09/15/21 (144A) (a)	1,600,000	1,368,000
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	2,700,000	2,684,116
Chesapeake Energy Corp. 3.481%, 04/15/19 (a) (b)	2,500,000	2,450,000
6.500%, 08/15/17 (a)	500,000	532,500
Chevron Corp. 1.104%, 12/05/17	6,000,000	5,962,908
Clayton Williams Energy, Inc. 7.750%, 04/01/19 (a)	1,000,000	850,000
CNOOC Nexen Finance 2014 ULC 1.625%, 04/30/17	7,100,000	7,065,331
CNPC General Capital, Ltd. 1.133%, 05/14/17 (144A) (b)	5,800,000	5,809,216
1.950%, 04/16/18 (144A)	1,500,000	1,472,490
CNPC HK Overseas Capital, Ltd. 3.125%, 04/28/16 (144A)	500,000	509,675
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19 (a)	1,500,000	1,267,500
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	1,955,000
Penn Virginia Corp. 8.500%, 05/01/20	1,000,000	800,000
Petrobras Global Finance B.V. 3.123%, 03/17/20 (a) (b)	4,100,000	3,702,300
Sanchez Energy Corp. 7.750%, 06/15/21	300,000	279,000
Sinopec Group Overseas Development 2013, Ltd. 2.500%, 10/17/18 (144A)	2,200,000	2,197,105
Sinopec Group Overseas Development 2014, Ltd. 1.750%, 04/10/17 (144A)	2,500,000	2,488,075
Statoil ASA 0.692%, 11/08/18 (b)	5,600,000	5,608,411

		51,614,163

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.1%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	$1,183,838

Packaging & Containers—0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.500%, 05/15/18	2,000,000	2,040,000
9.000%, 04/15/19 (a)	500,000	517,500

		2,557,500

Pharmaceuticals—0.6%
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	6,300,000	6,324,998
Zoetis, Inc. 1.150%, 02/01/16	1,800,000	1,798,393
1.875%, 02/01/18	1,200,000	1,189,202

		9,312,593

Pipelines—0.7%
EnLink Midstream Partners L.P. 2.700%, 04/01/19	1,800,000	1,772,534
Enterprise Products Operating LLC 2.550%, 10/15/19 (a)	2,600,000	2,573,823
Kinder Morgan Energy Partners L.P. 2.650%, 02/01/19	600,000	591,188
Kinder Morgan Finance Co. LLC 5.700%, 01/05/16	500,000	519,060
6.000%, 01/15/18 (144A)	2,000,000	2,167,600
Kinder Morgan, Inc. 3.050%, 12/01/19 (a)	3,200,000	3,174,560

		10,798,765

Real Estate Investment Trusts—1.6%
American Tower Corp. 3.400%, 02/15/19	6,100,000	6,208,696
Boston Properties L.P. 3.700%, 11/15/18	3,900,000	4,112,281
HCP, Inc. 3.750%, 02/01/19	4,000,000	4,198,212
Hospitality Properties Trust 5.625%, 03/15/17	5,000,000	5,355,290
Prologis L.P. 2.750%, 02/15/19 (a)	6,000,000	6,085,650

		25,960,129

Retail—0.4%
CVS Health Corp. 1.200%, 12/05/16 (a)	1,000,000	1,002,764
Edcon Pty, Ltd. 9.500%, 03/01/18 (144A) (EUR)	1,000,000	966,249
Walgreens Boots Alliance, Inc. 1.750%, 11/17/17 (a)	4,000,000	4,009,904

		5,978,917

Savings & Loans—0.3%
Yorkshire Building Society 2.310%, 03/23/16 (GBP) (b)	3,000,000	4,761,917

Semiconductors—0.3%
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,190,546

Software—0.4%
Oracle Corp. 0.811%, 01/15/19 (b)	6,000,000	6,042,924

Sovereign—0.1%
Export-Import Bank of Korea 0.980%, 01/14/17 (b)	1,000,000	1,002,803

Telecommunications—0.6%
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,231,743
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	3,000,000	3,412,200
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	2,300,000	2,365,179
Verizon Communications, Inc. 2.625%, 02/21/20 (144A)	1,395,000	1,379,051

		9,388,173

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 3.875%, 09/27/16 (144A)	3,300,000	3,383,084

Water—0.0%
Veolia Environnement S.A. 4.625%, 03/30/27 (EUR)	200,000	316,772

Total Corporate Bonds & Notes (Cost $552,609,181)		559,241,400

Asset-Backed Securities—16.9%

Asset-Backed - Automobile—0.4%
Ford Credit Auto Owner Trust 0.510%, 04/15/17	3,519,464	3,519,112
1.150%, 06/15/17	2,750,000	2,758,511
Mercedes-Benz Auto Lease Trust 0.720%, 12/17/18	380,000	380,150

		6,657,773

Asset-Backed - Credit Card—9.9%
American Express Credit Account Master Trust 0.261%, 10/16/17 (b)	800,000	799,784
0.311%, 03/15/18 (b)	1,820,000	1,819,075
0.431%, 01/15/20 (b)	8,760,000	8,754,796
1.361%, 02/15/18 (b)	6,460,000	6,494,425
BA Credit Card Trust 0.431%, 09/16/19 (b)	7,010,000	6,997,158

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—(Continued)
Capital One Multi-Asset Execution Trust 0.211%, 11/15/19 (b)	6,842,000	$6,809,685
0.241%, 12/16/19 (b)	8,400,000	8,351,473
0.341%, 02/15/19 (b)	2,900,000	2,900,099
5.050%, 12/17/18	5,240,000	5,484,462
Chase Issuance Trust 0.211%, 04/15/19	3,035,000	3,018,059
0.291%, 08/15/17 (b)	7,730,000	7,725,455
0.311%, 10/16/17 (b)	4,070,000	4,067,538
0.361%, 05/15/18 (b)	8,710,000	8,706,368
0.411%, 04/15/19 (b)	5,700,000	5,663,873
0.441%, 04/15/20 (b)	4,580,000	4,564,913
0.531%, 04/15/21 (b)	5,340,000	5,322,308
0.540%, 10/16/17	1,211,000	1,210,402
0.621%, 04/15/19 (b)	2,600,000	2,584,780
0.790%, 06/15/17	460,000	460,610
Citibank Credit Card Issuance Trust 0.267%, 04/24/17 (b)	8,410,000	8,404,416
0.358%, 05/09/18 (b)	1,600,000	1,600,000
0.397%, 02/07/18 (b)	7,010,000	7,009,215
0.462%, 11/07/18 (b)	4,600,000	4,595,041
0.550%, 10/10/17	830,000	829,764
1.365%, 05/22/17 (b)	4,290,000	4,306,667
4.150%, 07/07/17	2,350,000	2,394,328
5.100%, 11/20/17	5,300,000	5,506,101
5.300%, 03/15/18	1,760,000	1,855,035
Discover Card Execution Note Trust 0.361%, 01/16/18 (b)	8,760,000	8,758,572
0.591%, 07/15/21 (b)	5,610,000	5,622,140
0.611%, 04/15/21 (b)	4,020,000	4,031,312
0.741%, 03/15/18 (b)	4,170,000	4,178,649
Discover Card Master Trust 0.860%, 11/15/17	4,210,000	4,216,311

		155,042,814

Asset-Backed - Home Equity—0.6%
Argent Securities, Inc. 0.530%, 10/25/35 (b)	1,270,000	1,176,241
Bayview Financial Acquisition Trust 0.800%, 08/28/44 (b)	1,082,097	1,081,266
GSAA Home Equity Trust 1.100%, 02/25/35 (b)	2,622,000	2,456,347
Home Loan Trust 5.480%, 06/25/34 (c)	593,387	613,123
MASTR Asset Backed Securities Trust 1.265%, 09/25/34 (b)	1,400,000	1,387,144
Morgan Stanley ABS Capital I, Inc. Trust 1.370%, 05/25/33 (b)	401,199	376,150
NovaStar Mortgage Funding Trust 1.820%, 03/25/35 (b)	800,000	786,425
RAAC Trust 0.870%, 03/25/34 (b)	644,304	614,236
Wells Fargo Home Equity Trust 0.540%, 04/25/34 (b)	1,570,000	1,489,049

		9,979,981

Asset-Backed - Manufactured Housing—0.1%
ABSC Manufactured Housing Contract Resecuritization Trust 5.019%, 04/16/30 (144A)	1,230,116	1,242,018
Conseco Financial Corp. 6.740%, 02/01/31	43,068	43,062
CountryPlace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A) (b)	112,479	114,825
Vanderbilt Acquisition Loan Trust 7.330%, 05/07/32 (b)	260,124	280,809

		1,680,714

Asset-Backed - Other—5.9%
Aames Mortgage Investment Trust 0.860%, 10/25/35 (b)	422,368	422,197
American Homes 4 Rent 1.250%, 06/17/31 (144A) (b)	2,299,292	2,269,164
American Residential Properties Trust 1.912%, 09/17/31 (144A) (b)	7,900,000	7,890,133
Ameriquest Mortgage Securities, Inc. 0.595%, 08/25/34 (b)	1,100,669	1,098,389
0.980%, 06/25/34 (b)	1,797,700	1,754,454
Anthracite CDO III, Ltd. 0.714%, 03/23/39 (144A) (b)	134,168	133,913
Anthracite, Ltd. 0.522%, 07/26/45	192,366	191,927
Apidos CLO XIV 4.850%, 04/15/25 (144A)	1,710,000	1,640,492
Arbor Realty Mortgage Securities LLC 0.681%, 02/21/40 (144A) (b)	195,500	193,863
ARCap 2004-1 Resecuritization Trust 4.730%, 04/21/24 (144A)	1,147,372	1,169,298
Ares CLO, Ltd. 0.500%, 10/11/21 (144A) (b)	2,287,195	2,222,620
0.599%, 04/16/21 (144A) (b)	3,340,000	3,236,123
Atrium XI 3.435%, 10/23/25 (144A) (b)	3,650,000	3,568,740
Babson CLO, Inc. 0.456%, 01/18/21 (144A) (b)	2,923,990	2,920,005
Catamaran CLO, Ltd. 3.270%, 10/18/26 (144A) (b)	2,355,800	2,250,703
Cent CDO XI, Ltd. 1.033%, 04/25/19 (144A) (b)	1,150,000	1,113,545
Cent CLO 22, Ltd. 3.433%, 11/07/26 (144A) (b)	2,650,000	2,616,639
Centerline REIT, Inc. 4.760%, 09/21/45 (144A) (b)	4,728,505	4,834,897
Chase Funding Trust 5.351%, 02/26/35 (b)	62,715	62,677
Citigroup Mortgage Loan Trust, Inc. 0.320%, 10/25/36 (b)	208,274	207,858
Colony American Homes 1.400%, 05/17/31 (144A) (b)	3,614,254	3,590,968
ColumbusNova CLO IV, Ltd. 1.481%, 10/15/21 (144A) (b)	680,000	670,755

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Countrywide Asset-Backed Certificates 0.680%, 06/25/35 (b)	612,646	$610,820
0.920%, 03/25/34 (b)	576,386	549,671
1.220%, 12/25/34 (b)	762,902	758,501
CREST 2004-1, Ltd. 0.723%, 01/28/40 (144A) (b)	2,649,195	2,631,631
CT CDO III, Ltd. 5.471%, 06/25/35 (144A)	2,470,000	2,466,468
CT CDO IV, Ltd. 0.475%, 10/20/43 (144A) (b)	3,295,884	3,265,627
Eaton Vance CLO, Ltd. 2.285%, 07/15/26 (144A) (b)	778,900	762,655
3.235%, 07/15/26 (144A) (b)	668,600	649,481
Emerson Park CLO, Ltd. 5.640%, 07/15/25 (144A)	570,000	578,099
Fairfield Street Solar, Ltd. 0.586%, 11/28/39 (144A) (b)	1,357,884	1,283,608
GSAMP Trust 1.175%, 06/25/35 (b)	1,304,051	1,271,050
Highbridge Loan Management, Ltd. 5.800%, 10/20/24 (144A)	510,000	517,185
Invitation Homes Trust 1.762%, 09/17/31 (144A) (b)	2,950,000	2,912,482
JPMorgan Mortgage Acquisition Trust 0.305%, 05/25/36 (b)	276,794	272,808
Landmark IX CDO, Ltd. 0.931%, 04/15/21 (144A) (b)	940,000	909,777
Long Beach Mortgage Loan Trust 0.640%, 08/25/35 (b)	1,448,471	1,436,095
Morgan Stanley ABS Capital I, Inc. Trust 0.905%, 01/25/35 (b)	730,696	710,995
N-Star REL CDO VI, Ltd. 0.573%, 06/16/41 (144A) (b)	2,036,275	1,978,160
Newcastle CDO V, Ltd. 0.595%, 12/24/39 (144A) (b)	981,473	946,591
Ownit Mortgage Loan Trust 1.100%, 03/25/36 (b)	2,338,999	2,298,441
Park Place Securities, Inc. 0.620%, 09/25/35 (b)	675,000	670,049
1.107%, 10/25/34 (b)	294,178	293,089
1.115%, 02/25/35 (b)	1,993,763	1,990,667
Silver Bay Realty Trust 1.165%, 09/17/31 (144A) (b)	936,085	921,832
1.615%, 09/17/31 (144A) (b)	420,000	412,745
Structured Asset Investment Loan Trust 1.210%, 12/25/34 (b)	2,789,561	2,740,861
Structured Asset Securities Corp. 0.470%, 02/25/36 (b)	1,410,971	1,385,905
SWAY Residential Trust 1.457%, 01/17/20 (144A) (b)	3,150,000	3,140,961
Trade MAPS 1, Ltd. 0.862%, 12/10/18 (144A) (b)	5,500,000	5,507,123
West CLO, Ltd. 2.333%, 07/18/26 (144A) (b)	1,230,000	1,206,855
3.083%, 07/18/26 (144A) (b)	3,240,000	3,068,257

		92,207,849

Total Asset-Backed Securities (Cost $265,199,671)		265,569,131

U.S. Treasury & Government Agencies—13.2%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—4.2%
Fannie Mae 15 Yr. Pool 4.000%, 04/01/26	3,052,969	3,269,506
4.000%, 05/01/26	3,052,923	3,262,759
4.500%, 09/01/24	1,480,227	1,598,003
4.500%, 03/01/25	2,923,590	3,159,485
Fannie Mae ARM Pool 1.175%, 03/01/30 (b)	36,608	37,134
1.391%, 02/01/44 (b)	131,200	136,736
1.611%, 03/01/28 (b)	18,120	18,810
1.633%, 11/01/33 (b)	5,617	5,925
1.648%, 11/01/33 (b)	13,754	14,352
1.781%, 03/01/35 (b)	70,491	74,391
1.787%, 11/01/34 (b)	16,776	17,660
1.790%, 06/01/32 (b)	11,349	11,392
1.790%, 09/01/32 (b)	16,513	16,978
1.797%, 12/01/32 (b)	661,879	702,898
1.800%, 11/01/32 (b)	18,130	18,904
1.809%, 02/01/36 (b)	120,271	128,223
1.811%, 03/01/33 (b)	22,890	23,918
1.901%, 12/01/34 (b)	91,160	97,475
1.915%, 11/01/17 (b)	15,561	15,677
1.945%, 11/01/35 (b)	216,418	228,202
1.960%, 03/01/36 (b)	419,698	448,416
1.965%, 12/01/34 (b)	128,725	133,122
1.985%, 09/01/31 (b)	31,093	31,853
1.995%, 11/01/32 (b)	99,431	104,892
2.000%, 05/01/19 (b)	58,950	59,487
2.010%, 06/01/32 (b)	5,979	6,015
2.019%, 03/01/37 (b)	30,125	31,898
2.021%, 04/01/36 (b)	90,628	96,032
2.051%, 08/01/29 (b)	10,044	10,624
2.052%, 07/01/33 (b)	45,108	47,460
2.058%, 07/01/33 (b)	91,018	96,977
2.075%, 05/01/19 (b)	2,009	2,016
2.086%, 02/01/25 (b)	183,883	195,555
2.097%, 08/01/37 (b)	45,857	49,137
2.105%, 12/01/32 (b)	33,610	35,609
2.112%, 01/01/36 (b)	135,875	145,210
2.116%, 05/01/33 (b)	30,959	33,136
2.123%, 10/01/32 (b)	40,157	42,577
2.124%, 12/01/32 (b)	60,882	64,495
2.128%, 06/01/28 (b)	2,804	2,943
2.135%, 06/01/25 (b)	111,282	114,436
2.145%, 09/01/39 (b)	53,336	57,266
2.155%, 02/01/33 (b)	41,921	42,502
2.158%, 10/01/35 (b)	31,038	31,341
2.160%, 07/01/35 (b)	149,109	157,367
2.169%, 05/01/34 (b)	54,437	58,217
2.170%, 10/01/33 (b)	25,781	26,457
2.175%, 07/01/36 (b)	107,051	110,743
2.180%, 01/01/20 (b)	124,034	127,595
2.190%, 12/01/25 (b)	14,128	14,330
2.193%, 07/01/33 (b)	81,439	85,357
2.207%, 09/01/33 (b)	14,309	15,191
2.210%, 02/01/36 (b)	48,462	51,110
2.213%, 03/01/33 (b)	62,468	67,298

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.220%, 08/01/35 (b)	967,025	$1,040,047
2.223%, 04/01/27 (b)	12,904	13,611
2.230%, 08/01/34 (b)	30,514	32,437
2.252%, 04/01/34 (b)	229,222	244,375
2.267%, 11/01/36 (b)	4,622,570	4,918,571
2.275%, 04/01/34 (b)	35,148	35,935
2.277%, 12/01/33 (b)	124,290	132,422
2.296%, 07/01/25 (b)	3,006	3,121
2.298%, 10/01/36 (b)	17,246	18,385
2.306%, 08/01/33 (b)	131,012	137,596
2.306%, 11/01/36 (b)	7,177	7,746
2.311%, 09/01/37 (b)	6,897	7,415
2.313%, 03/01/30 (b)	1,728	1,840
2.315%, 11/01/35 (b)	33,659	36,072
2.323%, 06/01/33 (b)	48,477	49,902
2.329%, 11/01/35 (b)	5,520,275	5,872,259
2.333%, 09/01/32 (b)	158,102	159,372
2.336%, 09/01/35 (b)	7,684,913	8,188,139
2.338%, 02/01/32 (b)	86,171	87,517
2.339%, 10/01/33 (b)	47,677	50,261
2.345%, 02/01/36 (b)	32,589	34,607
2.348%, 07/01/35 (b)	90,542	97,448
2.351%, 01/01/32 (b)	15,930	17,097
2.353%, 09/01/36 (b)	2,083	2,240
2.357%, 03/01/38 (b)	52,495	55,281
2.359%, 07/01/33 (b)	89,274	92,876
2.363%, 06/01/32 (b)	4,053	4,075
2.365%, 01/01/33 (b)	185,310	189,859
2.375%, 02/01/34 (b)	88,119	89,976
2.375%, 03/01/36 (b)	32,309	34,269
2.375%, 09/01/37 (b)	87,938	94,364
2.380%, 03/01/34 (b)	105,658	108,293
2.395%, 01/01/29 (b)	18,160	18,713
2.395%, 08/01/30 (b)	28,123	29,135
2.395%, 09/01/30 (b)	104,628	109,128
2.395%, 01/01/32 (b)	14,912	14,993
2.400%, 06/01/35 (b)	54,044	55,395
2.403%, 06/01/30 (b)	23,431	24,068
2.403%, 12/01/35 (b)	219,873	226,388
2.405%, 07/01/32 (b)	3,954	3,976
2.410%, 02/01/35 (b)	80,240	84,624
2.415%, 08/01/32 (b)	85,492	89,377
2.419%, 11/01/35 (b)	2,989,392	3,213,758
2.425%, 09/01/32 (b)	8,735	8,920
2.425%, 06/01/34 (b)	42,657	43,719
2.435%, 04/01/35 (b)	1,177,357	1,274,083
2.440%, 06/01/34 (b)	115,588	116,372
2.457%, 08/01/32 (b)	64,706	66,026
2.481%, 09/01/33 (b)	108,386	115,434
2.485%, 11/01/34 (b)	6,636,774	7,099,078
2.489%, 07/01/28 (b)	13,214	13,885
2.490%, 06/01/26 (b)	4,833	4,908
2.495%, 03/01/37 (b)	19,016	20,312
2.498%, 08/01/33 (b)	113,962	122,831
2.500%, 09/01/33 (b)	16,691	17,519

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
2.503%, 04/01/36 (b)	8,017	8,599
2.526%, 08/01/35 (b)	59,575	61,659
2.625%, 10/01/33 (b)	59,418	60,910
2.625%, 05/01/34 (b)	141,245	149,341
2.650%, 05/01/32 (b)	13,144	13,233
2.650%, 08/01/32 (b)	32,133	32,942
2.700%, 02/01/25 (b)	11,898	11,975
2.919%, 02/01/33 (b)	154,066	158,112
3.629%, 05/01/34 (b)	128,094	131,404
3.770%, 04/01/40 (b)	12,935	13,663
5.175%, 09/01/35 (b)	33,044	35,074
5.706%, 03/01/36 (b)	66,636	71,861
5.783%, 03/01/36 (b)	49,368	52,667
Freddie Mac ARM Non-Gold Pool
1.635%, 09/01/37 (b)	46,316	48,166
1.838%, 05/01/37 (b)	16,288	17,083
1.875%, 09/01/22 (b)	18,786	18,803
1.939%, 04/01/18 (b)	2,830	2,856
1.945%, 02/01/37 (b)	89,415	94,138
1.945%, 04/01/37 (b)	35,217	37,163
2.185%, 05/01/28 (b)	68,159	70,753
2.237%, 02/01/26 (b)	26,611	27,526
2.265%, 07/01/34 (b)	107,136	109,785
2.270%, 09/01/30 (b)	2,963	3,131
2.282%, 09/01/27 (b)	6,194	6,613
2.284%, 11/01/32 (b)	37,150	39,483
2.292%, 10/01/22 (b)	2,900	3,039
2.318%, 05/01/25 (b)	26,258	27,616
2.327%, 09/01/37 (b)	509,539	543,403
2.344%, 01/01/35 (b)	139,259	148,396
2.351%, 05/01/31 (b)	41,089	43,111
2.352%, 03/01/34 (b)	23,318	24,838
2.355%, 12/01/33 (b)	1,078	1,125
2.356%, 05/01/38 (b)	75,360	80,537
2.375%, 03/01/19 (b)	4,069	4,088
2.375%, 05/01/34 (b)	224,909	238,493
2.375%, 07/01/36 (b)	47,138	50,454
2.375%, 02/01/37 (b)	28,133	30,137
2.380%, 03/01/35 (b)	915,289	975,448
2.384%, 07/01/31 (b)	20,542	21,321
2.385%, 08/01/18 (b)	16,978	17,019
2.390%, 11/01/24 (b)	124,023	127,558
2.393%, 10/01/32 (b)	54,035	56,472
2.397%, 01/01/35 (b)	1,284,195	1,368,981
2.401%, 09/01/30 (b)	77,709	81,048
2.402%, 07/01/35 (b)	314,382	337,029
2.409%, 06/01/37 (b)	432,644	464,180
2.444%, 07/01/38 (b)	87,331	92,103
2.475%, 04/01/34 (b)	1,045,863	1,122,892
2.490%, 09/01/30 (b)	16,026	16,829
2.493%, 07/01/36 (b)	135,575	142,121
2.495%, 05/01/37 (b)	21,650	23,100
2.495%, 07/01/37 (b)	576,652	617,915
2.514%, 06/01/37 (b)	5,953,990	6,385,469
2.562%, 04/01/38 (b)	71,443	76,848

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool
2.564%, 04/01/30 (b)	81,562	$86,055
2.567%, 04/01/37 (b)	47,084	50,616
2.580%, 10/01/37 (b)	28,906	30,798
2.656%, 05/01/31 (b)	21,090	21,971
2.895%, 06/01/25 (b)	15,840	16,188
2.903%, 04/01/35 (b)	85,497	88,982
4.173%, 03/01/38 (b)	285,109	301,397
5.121%, 04/01/35 (b)	70,757	74,149
5.498%, 08/01/24 (b)	5,964	6,361
5.536%, 05/01/37 (b)	68,427	72,479
5.927%, 01/01/37 (b)	48,938	51,972

		65,264,620

U.S. Treasury—9.0%
U.S. Treasury Bond 11.250%, 02/15/15	4,000,000	4,052,188
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16	3,227,280	3,217,446
U.S. Treasury Notes 0.250%, 07/15/15	3,000,000	3,001,875
1.750%, 07/31/15	11,000,000	11,100,980
1.875%, 06/30/15 (a)	32,800,000	33,081,883
4.125%, 05/15/15 (a)	25,000,000	25,369,150
4.250%, 08/15/15	33,000,000	33,826,287
4.500%, 11/15/15	27,000,000	27,989,307

		141,639,116

Total U.S. Treasury & Government Agencies (Cost $215,110,502)		206,903,736

Mortgage-Backed Securities—11.7%

Collateralized Mortgage Obligations—3.6%
Adjustable Rate Mortgage Trust 2.499%, 02/25/35 (b)	3,129,016	3,063,413
American Home Mortgage Investment Trust 1.833%, 10/25/34 (b)	2,119,736	2,084,684
Banc of America Mortgage 2003-E Trust 2.733%, 06/25/33 (b)	1,154,939	1,161,083
CHL Mortgage Pass-Through Trust 2.060%, 07/25/34 (b)	1,314,882	1,301,972
2.461%, 05/25/34 (b)	2,274,351	2,266,127
Credit Suisse First Boston Mortgage Securities Corp. 2.498%, 04/25/34 (b)	2,178,607	2,220,872
5.000%, 09/25/19	672,010	699,628
First Horizon Alternative Mortgage Securities Trust 2.069%, 12/25/34 (b)	2,181,874	2,129,096
Granite Master Issuer plc 0.246%, 12/20/54 (b)	249,757	247,709
Impac Secured Assets CMN Owner Trust 0.680%, 02/25/35 (b)	1,120,000	1,046,867
Kildare Securities, Ltd. 0.358%, 12/10/43 (144A) (b)	1,169,673	1,164,840

Collateralized Mortgage Obligations—(Continued)
MASTR Adjustable Rate Mortgages Trust 0.330%, 01/25/47 (b)	1,186,520	1,168,726
0.370%, 05/25/47 (b)	730,329	708,476
MASTR Alternative Loan Trust 5.000%, 02/25/18	673,417	689,988
5.000%, 08/25/18	797,323	822,995
5.500%, 12/25/18	626,535	644,895
5.500%, 04/25/19	934,390	970,242
5.554%, 11/25/19 (b)	881,861	917,336
Merrill Lynch Mortgage Investors Trust 0.910%, 03/25/28 (b)	1,031,099	1,010,158
1.007%, 01/25/29 (b)	1,273,643	1,187,867
2.127%, 04/25/35 (b)	840,451	814,875
2.327%, 10/25/36 (b)	1,751,720	1,717,302
New York Mortgage Trust 0.620%, 02/25/36 (b)	741,894	679,838
Sequoia Mortgage Trust 0.485%, 11/20/34 (b)	686,252	651,310
0.785%, 07/20/33 (b)	188,127	176,311
0.987%, 07/20/33 (b)	330,402	309,654
Structured Adjustable Rate Mortgage Loan Trust 0.610%, 08/25/35 (b)	1,741,439	1,623,197
2.415%, 09/25/34 (b)	3,919,436	3,937,246
Structured Asset Mortgage Investments II Trust 0.864%, 02/19/35 (b)	1,141,113	1,070,123
Structured Asset Mortgage Investments Trust 0.894%, 12/19/33 (b)	513,990	493,866
Thornburg Mortgage Securities Trust 0.810%, 09/25/43 (b)	785,032	749,871
2.155%, 09/25/37 (b)	776,785	761,171
WaMu Mortgage Pass-Through Certificates Trust 0.400%, 04/25/45 (b)	3,029,288	2,816,572
0.460%, 07/25/45 (b)	1,710,556	1,597,453
0.460%, 10/25/45 (b)	4,781,065	4,381,010
0.500%, 01/25/45 (b)	3,241,055	3,028,034
Wells Fargo Mortgage Backed Securities Trust 2.597%, 07/25/34 (b)	1,142,827	1,140,443
2.611%, 02/25/35 (b)	2,000,950	2,010,560
2.614%, 06/25/35 (b)	1,351,106	1,339,191
2.630%, 10/25/34 (b)	2,049,820	2,072,708

		56,877,709

Commercial Mortgage-Backed Securities—8.1%
Banc of America Commercial Mortgage Trust 5.460%, 09/10/45 (b)	5,250,000	5,411,269
5.695%, 07/10/46 (b)	5,224,000	5,397,108
Bear Stearns Commercial Mortgage Securities Trust 5.129%, 10/12/42 (b)	800,000	801,324
5.435%, 03/11/39 (b)	5,211,000	5,365,600
5.540%, 09/11/41	2,752,746	2,894,860
5.611%, 09/11/41 (b)	5,220,000	5,356,273
5.707%, 06/11/40 (b)	4,580,000	4,976,192
5.743%, 09/11/38 (b)	1,194,000	1,228,532
CD Commercial Mortgage Trust 5.226%, 07/15/44 (b)	2,530,000	2,539,837

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	2,000,000	$1,954,794
5.710%, 12/10/49 (b)	5,000,000	5,337,315
Colony Multifamily Mortgage Trust 2.543%, 04/20/50 (144A)	7,862,001	7,824,868
Commercial Mortgage Pass-Through Certificates Trust 5.796%, 12/10/49 (b)	3,142,383	3,400,596
Commercial Mortgage Trust 5.819%, 07/10/38 (b)	3,081,720	3,221,300
G-FORCE LLC 0.470%, 12/25/39 (144A) (b)	2,047,801	1,927,493
5.090%, 08/22/36 (144A)	999,998	1,016,988
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	4,000,000	4,191,052
5.819%, 07/10/38 (b)	5,015,000	5,166,020
Hilton USA Trust 1.157%, 11/05/30 (144A) (b)	1,970,930	1,971,031
JP Morgan Chase Commercial Mortgage Securities Trust 5.115%, 07/15/41	149,777	149,922
5.391%, 12/15/44 (b)	1,000,000	1,010,992
5.464%, 12/12/43	5,000,000	5,167,140
5.865%, 04/15/45 (b)	3,120,000	3,141,309
LB-UBS Commercial Mortgage Trust 4.739%, 07/15/30	1,538,203	1,547,196
4.847%, 10/15/36 (144A) (b)	650,000	669,666
5.276%, 02/15/41 (b)	1,230,000	1,243,117
5.853%, 06/15/38 (b)	2,000,000	2,083,840
Mach One 2004-1A ULC 6.197%, 05/28/40 (144A) (b)	716,685	716,542
6.237%, 05/28/40 (144A) (b)	1,000,000	1,005,000
Merrill Lynch Mortgage Trust 5.288%, 11/12/37 (b)	1,483,000	1,523,249
ML-CFC Commercial Mortgage Trust 5.409%, 07/12/46 (b)	2,792,195	2,961,106
Morgan Stanley Capital I Trust 5.412%, 03/12/44 (b)	2,600,887	2,666,169
5.492%, 03/12/44 (b)	3,100,000	3,182,779
Resource Capital Corp., Ltd. 1.212%, 04/15/32 (144A) (b)	2,380,000	2,377,394
Seawall 2006 1, Ltd. 1.407%, 04/15/46	894,773	888,241
Talisman-6 Finance plc 0.262%, 10/22/16 (EUR) (b)	2,552,383	3,011,299
Wachovia Bank Commercial Mortgage Trust 0.301%, 06/15/20 (144A) (b)	5,210,000	5,119,763
5.287%, 03/15/42 (b)	1,000,000	1,003,633
5.466%, 01/15/45 (b)	1,842,289	1,917,873
5.515%, 01/15/45 (b)	5,300,000	5,499,513
5.723%, 05/15/43 (b)	6,400,000	6,577,867
5.795%, 07/15/45 (b)	2,400,000	2,555,119
5.828%, 10/15/35 (144A) (b)	1,200,000	1,265,258

		127,266,439

Total Mortgage-Backed Securities (Cost $183,220,413)		184,144,148

Floating Rate Loans (g)—6.0%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
FGI Operating Co. LLC Term Loan, 5.500%, 04/19/19	3,099,360	3,037,372
Henniges Automotive Holdings, Inc. Term Loan B, 5.500%, 06/12/21	936,188	936,188
Transdigm, Inc. Term Loan C, 3.750%, 02/28/20	405,494	399,243
Term Loan D, 3.750%, 06/04/21	237,550	233,631

		4,606,434

Auto Components—0.1%
Crowne Group LLC 1st Lien Term Loan, 6.000%, 09/29/20	1,260,042	1,241,141

Auto Parts & Equipment—0.0%
UCI International, Inc. Term Loan B, 5.500%, 07/26/17	443,870	442,390

Capital Markets—0.0%
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	301,175	299,105

Chemicals—0.5%
Arysta LifeScience SPC LLC 1st Lien Term Loan, 4.500%, 05/29/20	2,755,454	2,743,972
AZ Chem U.S., Inc. 1st Lien Term Loan, 4.500%, 06/12/21	1,199,200	1,184,960
Ineos U.S. Finance LLC Term Loan, 0.000%, 05/04/18 (d)	225,262	219,268
MacDermid, Inc. 1st Lien Term Loan, 4.000%, 06/07/20	1,716,050	1,686,556
OCI Beaumont LLC Term Loan B3, 5.000%, 08/20/19	665,381	659,975
Tronox Pigments (Netherlands) B.V. Term Loan, 4.000%, 03/19/20	352,687	347,838
Univar, Inc. Term Loan B, 5.000%, 06/30/17	339,127	329,014

		7,171,583

Coal—0.1%
Bowie Resource Holdings LLC 2nd Lien Delayed Draw Term Loan, 11.750%, 02/16/21	371,429	365,857
Peabody Energy Corp. Term Loan B, 4.250%, 09/24/20	930,383	845,098

		1,210,955

Commercial Services—0.4%
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	2,732,615	2,719,635
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	3,869,069	3,588,561
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	839,779	817,736

		7,125,932

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Computers—0.2%
Dell, Inc. Term Loan B, 4.500%, 04/29/20	1,305,409	$1,303,661
Sungard Availability Services Capital, Inc. Term Loan B, 6.000%, 03/31/19	2,207,123	1,923,876

		3,227,537

Distribution/Wholesale—0.1%
Autoparts Holdings, Ltd. 1st Lien Term Loan, 6.500%, 07/29/17	1,009,182	1,006,154

Diversified Financial Services—0.1%
Doncasters Finance U.S. LLC Term Loan, 4.500%, 04/09/20	207,419	206,512
TransUnion LLC Term Loan, 4.000%, 04/09/21	2,048,322	2,023,998

		2,230,510

Electronics—0.1%
Sensus USA, Inc. 1st Lien Term Loan, 4.500%, 05/09/17	985,487	965,778

Entertainment—0.0%
Diamond Resorts Corp. Term Loan, 5.500%, 05/09/21	436,976	434,791
Varsity Brands, Inc. 1st Lien Term Loan, 0.000%, 12/11/21 (d)	251,232	250,918

		685,709

Food—0.1%
Big Heart Pet Brands Term Loan, 3.500%, 03/08/20	1,264,454	1,217,037

Forest Products & Paper—0.4%
Appvion, Inc. Term Loan, 5.753%, 06/28/19	784,885	776,546
Caraustar Industries, Inc. Term Loan B, 0.000%, 05/08/19 (d)	2,100,000	2,068,500
Term Loan B, 7.500%, 05/01/19	1,135,902	1,129,512
Exopack Holdings S.A. Term Loan B, 5.250%, 05/08/19	2,788,126	2,782,318

		6,756,876

Health Care Equipment & Supplies—0.0%
Surgery Center Holdings, Inc. 1st Lien Term Loan, 5.250%, 11/03/20	57,100	55,744

Healthcare-Services—0.8%
24 Hour Fitness Worldwide, Inc. Term Loan B, 4.750%, 05/28/21	1,966,383	1,898,789
Community Health Systems, Inc. Term Loan D, 4.250%, 01/27/21	2,978,393	2,976,326
Cyanco Intermediate Corp. Term Loan B, 5.500%, 05/01/20	2,847,942	2,762,504

Healthcare-Services—(Continued)
Fitness International LLC Term Loan B, 5.500%, 07/01/20	2,375,116	2,291,986
Millennium Laboratories, Inc. Term Loan B, 5.250%, 04/16/21	870,233	867,242
U.S. Renal Care, Inc. Term Loan, 4.250%, 07/03/19	1,428,954	1,409,306

		12,206,153

Hotels, Restaurants & Leisure—0.1%
Cannery Casino Resorts LLC Term Loan B, 6.000%, 10/02/18	2,113,066	1,980,118

Industrial Conglomerates—0.2%
OSG Bulk Ships, Inc Term Loan, 5.250%, 08/05/19	961,464	939,831
OSG International, Inc. Term Loan B, 5.750%, 08/05/19	1,509,344	1,471,611

		2,411,442

Insurance—0.1%
Connolly Corp. 1st Lien Term Loan, 5.000%, 05/14/21	1,445,369	1,439,949

Internet Software & Services—0.2%
Onsite U.S. Finco LLC Term Loan, 5.500%, 07/30/21	1,685,265	1,668,412
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 6.000%, 09/02/21	2,270,395	2,270,963

		3,939,375

IT Services—0.0%
Worldpay U.S., Inc. Term Loan B2A, 0.000%, 11/30/19 (d)	324,332	324,940

Leisure Time—0.0%
ClubCorp Club Operations, Inc. Term Loan, 4.500%, 07/24/20	104,402	103,032

Machinery—0.2%
UTEX Industries, Inc. 1st Lien Term Loan, 5.000%, 05/22/21	2,802,408	2,606,240

Marine—0.0%
Drillships Ocean Ventures, Inc. Term Loan B, 5.500%, 07/25/21	416,556	337,931

Media—0.4%
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	284,594	275,878
Radio One, Inc. Term Loan B, 7.500%, 03/31/16	1,313,435	1,303,584
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 5.250%, 05/06/21	4,737,471	4,583,503

		6,162,965

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.0%
WireCo WorldGroup, Inc. Term Loan, 0.000%, 02/15/17 (d)	39,518	$39,592

Mining—0.1%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	2,120,992	1,937,615

Oil & Gas—0.1%
Alfred Fueling Systems, Inc. 1st Lien Term Loan, 4.750%, 06/20/21	354,718	348,510
Citgo Petroleum Corp. Term Loan B, 4.500%, 07/29/21	181,150	180,697
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	436,413	402,590

		931,797

Packaging & Containers—0.3%
Reynolds Group Holdings, Inc. Term Loan, 4.000%, 12/01/18	3,425,799	3,371,658
Signode Industrial Group U.S., Inc. Term Loan B, 3.750%, 05/01/21	752,500	724,281
TGI Friday’s, Inc. 1st Lien Term Loan, 6.124%, 07/15/20	37,946	37,851

		4,133,790

Real Estate—0.0%
Realogy Corp. Term Loan B, 0.000%, 03/05/20 (d)	70,562	69,562

Retail—0.7%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.500%, 09/26/19	2,682,592	2,641,234
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	3,807,140	3,754,792
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	2,288,649	2,286,361
J.C. Penney Corp., Inc. Term Loan, 5.000%, 06/20/19	387	389
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	892,491	889,144
Party City Holdings, Inc. Term Loan, 4.000%, 07/27/19	792,257	776,412

		10,348,332

Semiconductors—0.0%
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	393,323	393,323

Software—0.3%
BMC Software Finance, Inc. Revolver, 0.500%, 09/10/18 (e)	1,825,218	1,688,326
Term Loan, 5.000%, 09/10/20	3,966,470	3,856,155

		5,544,481

Telecommunications—0.0%
Presidio, Inc. Term Loan, 5.000%, 03/31/17	529,847	530,178

Trucking & Leasing—0.1%
Global TIP Finance B.V. Term Loan C, 7.000%, 10/23/20	879,728	875,330

Total Floating Rate Loans (Cost $96,627,440)		94,559,030

Foreign Government—3.5%

Banks—0.5%
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	6,000,000	5,998,098
Korea Monetary Stabilization Bond 2.470%, 04/02/15 (KRW)	1,800,000,000	1,639,217

		7,637,315

Sovereign—3.0%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL)	600,000	563,228
Hungary Government Bonds 5.500%, 12/22/16 (HUF)	448,490,000	1,830,747
5.500%, 12/20/18 (HUF)	307,110,000	1,285,023
6.750%, 11/24/17 (HUF)	3,690,000	15,757
7.750%, 08/24/15 (HUF)	3,800,000	15,109
8.000%, 02/12/15 (HUF)	12,120,000	46,605
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	1,273,840,000	1,166,041
2.750%, 06/10/16 (KRW)	1,600,000,000	1,468,763
3.000%, 12/10/16 (KRW)	11,490,000,000	10,629,152
3.250%, 06/10/15 (KRW)	186,850,000	170,839
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	7,600,000	2,160,237
3.197%, 10/15/15 (MYR)	4,010,000	1,143,408
3.741%, 02/27/15 (MYR)	6,115,000	1,749,761
3.835%, 08/12/15 (MYR)	16,155,000	4,631,012
4.720%, 09/30/15 (MYR)	2,530,000	729,484
Mexican Bonos 6.000%, 06/18/15 (MXN)	101,000	6,936
6.250%, 06/16/16 (MXN)	17,287,000	1,215,497
7.250%, 12/15/16 (MXN)	83,849,000	6,062,066
8.000%, 12/17/15 (MXN)	50,714,000	3,589,236
Philippine Government Bond 7.000%, 01/27/16 (PHP)	80,000,000	1,871,284
Poland Government Bonds Zero Coupon, 07/25/15 (PLN)	820,000	229,460
2.690%, 01/25/17 (PLN) (b)	5,746,000	1,622,518
2.690%, 01/25/21 (PLN) (b)	5,829,000	1,620,785
5.000%, 04/25/16 (PLN)	8,225,000	2,417,867
5.500%, 04/25/15 (PLN)	561,000	160,331
6.250%, 10/24/15 (PLN)	1,551,000	453,444

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal/ Notional Amount*	Value

Sovereign—(Continued)
Republic of Serbia 5.250%, 11/21/17 (144A)	1,200,000	$1,232,400

		48,086,990

Total Foreign Government (Cost $60,220,356)		55,724,305

Municipals—1.5%
Acalanes Union High School District, General Obligation Unlimited 1.427%, 08/01/18	1,000,000	985,280
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,317,624
New York State Urban Development Corp., Revenue, Refunding 5.000%, 01/01/15	2,000,000	2,000,000
Puerto Rico Sales Tax Financing Corp. Zero Coupon, 08/01/45	3,655,000	523,359
Zero Coupon, 08/01/46	500,000	67,185
Reading School District, Refunding, General Obligation Unlimited 5.000%, 04/01/15	2,500,000	2,522,750
State Board of Administration Finance Corp. 2.107%, 07/01/18	2,000,000	2,013,840
State of Arkansas 3.250%, 06/15/22	985,000	1,066,499
State of California 0.655%, 07/01/41 (b)	5,615,000	5,624,602
0.656%, 07/01/41 (b)	260,000	260,445
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,607,725
State of Minnesota 2.500%, 08/01/18	1,250,000	1,287,112
State of Rhode Island 5.000%, 08/01/19	2,250,000	2,605,140

Total Municipals (Cost $23,279,638)		22,881,561

Purchased Options—0.0%

Put Options—0.0%
Markit CDX North America High Yield Index, Series 23, Exercise Price $103.50, Expires 03/18/15 (Counterparty - Credit Suisse International)	11,500,000	121,570
Markit CDX North America Investment Grade Index, Series 23, Exercise Rate 0.650%, Expires 03/18/15 (Counterparty - Credit Suisse International)	24,000,000	94,711

Total Purchased Options (Cost $417,700)		216,281

Common Stock—0.0%
Security Description	Shares/ Principal Amount*	Value

Paper & Forest Products—0.0%
NewPage Holding, Inc. (Cost $277,205)	1,200	109,800

Short-Term Investments—14.6%

Discount Note—0.6%
Federal Home Loan Bank 0.010%, 01/02/15 (f)	8,835,000	8,835,000

Mutual Fund—4.8%
State Street Navigator Securities Lending MET Portfolio (h)	75,775,580	75,775,580

U.S. Treasury—7.4%
U.S. Treasury Bills 0.013%, 03/05/15 (f)	7,000,000	6,999,790
0.016%, 01/02/15 (f)	50,000,000	50,000,000
0.019%, 01/15/15 (f)	25,000,000	24,999,775
0.019%, 02/05/15 (f)	25,000,000	24,999,400
0.024%, 03/12/15 (a) (f)	10,000,000	9,999,520

		116,998,485

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $28,175,233 on 01/02/15, collateralized by $28,750,000 U.S. Treasury Notes ranging from 0.375% - 0.750%, maturity dates ranging from 03/31/16 - 03/31/18 with a value of $28,741,488.	28,175,233	28,175,233

Total Short-Term Investments (Cost $229,784,522)		229,784,298

Total Investments—102.9% (Cost $1,626,746,628)		1,619,133,690
Unfunded Loan Commitments—(0.1)% (Cost $(1,825,218))		(1,825,218)
Net Investments—102.8% (Cost $1,624,921,410) (i)		1,617,308,472
Other assets and liabilities (net)—(2.8)%		(43,374,497)

Net Assets—100.0%		$1,573,933,975

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $73,707,863 and the collateral received consisted of cash in the amount of $75,775,580. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(d)	This loan will settle after December 31, 2014, at which time the interest rate will be determined.
(e)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(f)	The rate shown represents current yield to maturity.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,642,650,659. The aggregate unrealized appreciation and depreciation of investments were $12,908,896 and $(38,251,083), respectively, resulting in net unrealized depreciation of $(25,342,187) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $238,430,496, which is 15.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	131,000	Barclays Bank plc	01/09/15	USD	118,535	$(5,796)
CAD	185,000	Barclays Bank plc	01/09/15	USD	167,406	(8,194)
CAD	211,000	Barclays Bank plc	01/09/15	USD	190,930	(9,342)
CAD	262,000	Barclays Bank plc	01/09/15	USD	237,053	(11,574)
CAD	259,000	Citibank N.A.	01/09/15	USD	231,271	(8,374)
CAD	130,000	Deutsche Bank AG	01/09/15	USD	116,885	(5,007)
CAD	132,000	Deutsche Bank AG	01/09/15	USD	119,457	(5,857)
CAD	194,000	Deutsche Bank AG	01/09/15	USD	173,471	(6,514)
CAD	260,000	Deutsche Bank AG	01/09/15	USD	234,023	(10,266)
CAD	261,000	Deutsche Bank AG	01/09/15	USD	235,666	(11,048)
CAD	165,000	Barclays Bank plc	02/09/15	USD	147,668	(5,764)
CAD	132,000	HSBC Bank plc	02/09/15	USD	118,126	(4,603)
CAD	144,000	HSBC Bank plc	02/09/15	USD	128,868	(5,025)
CAD	1,042,200	Deutsche Bank AG	03/09/15	USD	950,046	(54,302)
CHF	1,440,250	Deutsche Bank AG	04/16/15	USD	1,593,197	(141,663)
CLP	387,880,000	Deutsche Bank AG	03/09/15	USD	671,537	(36,391)
CLP	1,133,875,000	JPMorgan Chase Bank N.A.	03/09/15	USD	1,965,121	(108,422)
EUR	5,500,000	Deutsche Bank AG	01/09/15	USD	7,534,725	(879,165)
EUR	2,211,174	Deutsche Bank AG	02/09/15	USD	3,076,738	(400,137)
JPY	609,216,000	Deutsche Bank AG	01/09/15	USD	5,701,600	(615,347)
SGD	631,300	Deutsche Bank AG	01/09/15	USD	500,436	(23,908)
SGD	1,623,132	Deutsche Bank AG	03/09/15	USD	1,290,248	(66,351)
SGD	2,637,300	Deutsche Bank AG	03/09/15	USD	2,103,781	(115,167)
SGD	1,629,622	Morgan Stanley & Co. LLC	03/09/15	USD	1,297,367	(68,576)
SGD	3,496,264	Morgan Stanley & Co. LLC	06/18/15	USD	2,706,977	(73,218)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,997,503	Deutsche Bank AG	06/18/15	USD	1,598,002	$(14,205)
CHF	1,440,250	Deutsche Bank AG	04/16/15	USD	1,621,355	169,821
CLP	387,880,000	Deutsche Bank AG	03/09/15	USD	631,726	(3,420)
CLP	1,133,875,000	JPMorgan Chase Bank N.A.	03/09/15	USD	1,847,906	(8,794)
EUR	183,001	Barclays Bank plc	01/09/15	USD	251,884	30,435
EUR	6,173,855	Deutsche Bank AG	01/09/15	USD	8,434,473	963,481
EUR	3,539,000	Deutsche Bank AG	01/09/15	USD	4,798,884	516,334
EUR	3,112,056	Deutsche Bank AG	01/09/15	USD	4,250,664	484,759
EUR	2,174,938	Deutsche Bank AG	01/09/15	USD	2,941,822	309,925
EUR	2,105,000	Deutsche Bank AG	01/09/15	USD	2,844,276	297,012
EUR	1,439,000	Deutsche Bank AG	01/09/15	USD	1,949,269	207,933
EUR	434,458	Deutsche Bank AG	01/09/15	USD	587,040	61,301
EUR	87,929	JPMorgan Chase Bank N.A.	01/09/15	USD	120,979	14,576
EUR	3,060,000	Deutsche Bank AG	02/09/15	USD	4,250,034	545,938
EUR	2,752,764	Deutsche Bank AG	02/09/15	USD	3,796,502	464,312
EUR	395,300	Deutsche Bank AG	02/09/15	USD	547,945	69,439
EUR	178,275	Deutsche Bank AG	02/09/15	USD	247,606	31,806
EUR	198,000	JPMorgan Chase Bank N.A.	02/09/15	USD	276,230	36,553
EUR	198,000	JPMorgan Chase Bank N.A.	02/09/15	USD	275,305	35,628
EUR	198,000	JPMorgan Chase Bank N.A.	02/09/15	USD	274,731	35,054
EUR	158,000	JPMorgan Chase Bank N.A.	02/09/15	USD	219,688	28,431
EUR	118,600	JPMorgan Chase Bank N.A.	02/09/15	USD	164,561	20,997
EUR	2,909,965	Citibank N.A.	03/09/15	USD	4,037,315	514,045
EUR	3,500,000	Deutsche Bank AG	03/09/15	USD	4,797,800	560,139
EUR	2,433,206	Deutsche Bank AG	03/09/15	USD	3,314,756	368,728
EUR	1,824,000	Deutsche Bank AG	03/09/15	USD	2,520,768	312,341
EUR	1,687,455	Deutsche Bank AG	03/09/15	USD	2,300,339	257,235
EUR	1,070,160	Deutsche Bank AG	03/09/15	USD	1,458,735	163,028
EUR	843,663	Deutsche Bank AG	03/09/15	USD	1,164,677	143,203
EUR	755,100	Deutsche Bank AG	03/09/15	USD	1,028,295	114,050
EUR	715,290	Deutsche Bank AG	03/09/15	USD	980,520	114,475
EUR	626,821	Deutsche Bank AG	03/09/15	USD	853,605	94,675
EUR	513,104	Deutsche Bank AG	03/09/15	USD	711,522	90,276
EUR	400,000	Deutsche Bank AG	03/09/15	USD	552,240	67,936
EUR	366,000	Deutsche Bank AG	03/09/15	USD	495,667	52,528
EUR	346,239	Deutsche Bank AG	03/09/15	USD	479,991	60,779
EUR	300,000	Deutsche Bank AG	03/09/15	USD	414,600	51,372
EUR	203,152	Deutsche Bank AG	03/09/15	USD	281,609	35,641
EUR	93,500	Deutsche Bank AG	03/09/15	USD	127,459	14,253
EUR	35,796	Deutsche Bank AG	03/09/15	USD	48,781	5,441
EUR	6,170,000	Goldman Sachs & Co.	03/09/15	USD	8,525,398	1,055,007
EUR	2,350,000	Goldman Sachs & Co.	03/09/15	USD	3,247,113	401,826
EUR	693,000	Goldman Sachs & Co.	03/09/15	USD	949,791	110,734
EUR	31,978	Barclays Bank plc	05/07/15	USD	41,391	2,651
EUR	21,514	Barclays Bank plc	05/07/15	USD	27,819	1,756
EUR	17,272	Barclays Bank plc	05/07/15	USD	23,110	2,186
EUR	46,169	Citibank N.A.	05/07/15	USD	61,844	5,913
EUR	5,933	Citibank N.A.	05/07/15	USD	7,947	760
EUR	6,294,833	Deutsche Bank AG	05/07/15	USD	8,577,969	952,157
EUR	5,445,686	Deutsche Bank AG	05/07/15	USD	7,463,857	866,736
EUR	5,330,000	Deutsche Bank AG	05/07/15	USD	7,016,945	559,970
EUR	1,905,310	Deutsche Bank AG	05/07/15	USD	2,597,128	288,959
EUR	1,046,650	Deutsche Bank AG	05/07/15	USD	1,410,256	142,303
EUR	1,000,000	Deutsche Bank AG	05/07/15	USD	1,340,200	128,760
EUR	923,000	Deutsche Bank AG	05/07/15	USD	1,249,742	131,583
EUR	1,618,079	JPMorgan Chase Bank N.A.	05/07/15	USD	2,074,183	113,978
EUR	3,200,000	Deutsche Bank AG	06/18/15	USD	3,992,640	114,285

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	2,053,243	Deutsche Bank AG	01/09/15	USD	3,358,901	$158,814
GBP	1,030,342	Deutsche Bank AG	02/09/15	USD	1,707,431	101,982
JPY	42,660,000	Barclays Bank plc	01/09/15	USD	417,703	61,541
JPY	21,350,000	Barclays Bank plc	01/09/15	USD	209,049	30,801
JPY	85,250,000	Citibank N.A.	01/09/15	USD	834,500	122,760
JPY	42,570,000	Citibank N.A.	01/09/15	USD	415,865	60,454
JPY	3,025,280,000	Deutsche Bank AG	01/09/15	USD	29,064,079	3,806,469
JPY	40,500,000	Deutsche Bank AG	01/09/15	USD	399,448	61,319
JPY	14,279,000	Deutsche Bank AG	01/09/15	USD	139,798	20,585
JPY	42,760,000	Goldman Sachs & Co.	01/09/15	USD	417,639	60,643
JPY	64,350,000	HSBC Bank plc	01/09/15	USD	637,148	99,899
JPY	64,319,000	JPMorgan Chase Bank N.A.	01/09/15	USD	637,043	100,053
JPY	42,710,000	JPMorgan Chase Bank N.A.	01/09/15	USD	417,489	60,910
JPY	42,690,000	JPMorgan Chase Bank N.A.	01/09/15	USD	418,038	61,625
JPY	480,350,000	Deutsche Bank AG	03/09/15	USD	4,695,503	683,079
JPY	436,983,750	Deutsche Bank AG	03/09/15	USD	4,277,863	627,683
JPY	55,178,000	Deutsche Bank AG	03/09/15	USD	541,758	80,849
JPY	29,200,000	Deutsche Bank AG	03/09/15	USD	285,575	41,663
JPY	88,300,000	HSBC Bank plc	03/09/15	USD	863,823	126,242
JPY	82,910,000	JPMorgan Chase Bank N.A.	03/09/15	USD	810,614	118,056
JPY	81,810,000	JPMorgan Chase Bank N.A.	03/09/15	USD	800,067	116,697
JPY	59,880,000	JPMorgan Chase Bank N.A.	03/09/15	USD	585,603	85,418
JPY	34,500,000	JPMorgan Chase Bank N.A.	03/09/15	USD	337,897	49,715
JPY	281,655,500	Morgan Stanley & Co. LLC	03/09/15	USD	2,765,463	412,759
JPY	265,900,000	Morgan Stanley & Co. LLC	03/09/15	USD	2,618,750	397,653
JPY	258,876,042	JPMorgan Chase Bank N.A.	09/02/16	USD	2,538,000	339,196
SGD	2,120,800	Deutsche Bank AG	03/09/15	USD	1,599,276	121

Cross Currency Contracts to Buy
EUR	3,167,289	Deutsche Bank AG	03/09/15	SEK	29,334,800	70,949
SEK	29,334,800	Deutsche Bank AG	03/09/15	EUR	3,216,253	(130,232)

Net Unrealized Appreciation						$17,344,717

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/15	(40)	USD	(5,661,462)	$(121,037)
U.S. Treasury Note 10 Year Futures	03/20/15	(333)	USD	(42,118,464)	(104,895)
U.S. Treasury Note 5 Year Futures	03/31/15	(430)	USD	(51,242,758)	102,992
U.S. Treasury Ultra Long Bond Futures	03/20/15	(8)	USD	(1,273,799)	(47,701)

Net Unrealized Depreciation					$(170,641)

Written Options

Credit Default Swaptions	Strike Rate/Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Year Credit Default Swap	0.850%	Credit Suisse International	Markit CDX North America Investment Grade Index, Series 23	Sell	03/18/15	USD	(24,000,000)	$(70,320)	$(34,299)	$36,021
Put - OTC - 5 Year Credit Default Swap	$99.00	Credit Suisse International	Markit CDX North America High Yield Index, Series 23	Sell	03/18/15	USD	(11,500,000)	(117,300)	(45,757)	71,543

Totals								$(187,620)	$(80,056)	$107,564

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements

Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$232,085	$—	$232,085

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR-BBA	03/20/15	JPMorgan Chase Bank N.A.	Markit IBOXX USD Liquid Leveraged Loan Total Return	USD	8,000,000	$(48,140)	$—	$(48,140)
Pay	3-Month USD-LIBOR-BBA	09/21/15	JPMorgan Chase Bank N.A.	Markit IBOXX USD Liquid Leveraged Loan Total Return	USD	10,300,000	27,738	—	27,738

Totals							$(20,402)	$—	$(20,402)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.000%, due 01/15/15	(1.000%)	09/20/17	Credit Suisse International	0.383%	USD	2,000,000	$(33,371)	$4,498	$(37,869)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	3.818%	USD	2,000,000	(96,183)	(86,028)	(10,155)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	3.818%	USD	5,000,000	(240,458)	(249,868)	9,410
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	3.818%	USD	5,000,000	(240,458)	(228,025)	(12,433)
Centex Corp. 5.250%, due 06/15/15	(5.000%)	06/20/15	JPMorgan Chase Bank N.A.	0.066%	USD	3,000,000	(70,208)	(137,578)	67,370
Centex Corp. 5.250%, due 06/15/15	(5.000%)	06/20/16	Credit Suisse International	0.112%	USD	6,000,000	(434,612)	(737,831)	303,219
Constellation Brands, Inc. 7.250%, due 09/01/16	(5.000%)	09/20/16	Barclays Bank plc	0.322%	USD	2,000,000	(161,851)	(241,928)	80,077
Constellation Brands, Inc. 7.250%, due 09/01/16	(5.000%)	06/20/17	Barclays Bank plc	0.458%	USD	2,000,000	(223,582)	(262,181)	38,599
D.R. Horton, Inc. 5.250% due 02/15/15	(5.000%)	03/20/16	JPMorgan Chase Bank N.A.	0.263%	USD	3,425,000	(199,265)	(394,626)	195,361
D.R. Horton, Inc. 5.250% due 02/15/15	(5.000%)	06/20/17	Citibank N.A.	0.694%	USD	2,000,000	(211,401)	(281,353)	69,952
DPL, Inc. 7.250%, due 10/25/21	(5.000%)	12/20/16	JPMorgan Chase Bank N.A.	1.655%	USD	1,131,000	(73,699)	(104,572)	30,873
Dean Foods Co. 7.000%, due 06/01/16	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	0.551%	USD	1,771,000	(116,297)	(171,491)	55,194
Dell, Inc. 7.100%, due 04/15/28	(1.000%)	06/20/16	Citibank N.A.	0.500%	USD	1,500,000	(11,061)	(2,575)	(8,486)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Dish DBS Corp. 6.750%, due 06/01/21	(5.000%)	03/20/16	Barclays Bank plc	0.754%	USD	2,500,000	$(129,776)	$(162,053)	$32,277
Embarq Corp. 7.082%, due 06/01/16	(5.000%)	06/20/16	Credit Suisse International	0.294%	USD	2,071,000	(144,174)	(247,588)	103,414
First Data Corp. 12.625%, due 01/15/21	(5.000%)	03/20/15	Barclays Bank plc	0.528%	USD	400,000	(3,920)	(24,925)	21,005
First Data Corp. 12.625%, due 01/15/21	(5.000%)	03/20/15	Barclays Bank plc	0.528%	USD	2,600,000	(25,478)	(120,307)	94,829
Ford Motor Credit Co. LLC 5.000%, due 05/15/18	(5.000%)	06/20/15	Credit Suisse International	0.149%	USD	10,000,000	(229,950)	(837,653)	607,703
Hospitality Properties Trust 5.125%, due 02/15/15	(5.000%)	03/20/17	Credit Suisse International	0.522%	USD	5,000,000	(488,194)	(663,898)	175,704
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Citibank N.A.	1.896%	USD	1,350,000	(185,031)	(155,949)	(29,082)
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Credit Suisse International	1.896%	USD	2,000,000	(274,120)	(285,162)	11,042
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	12/20/19	Citibank N.A.	2.008%	USD	2,000,000	(275,978)	(264,588)	(11,390)
PPL Energy Supply LLC 5.500%, due 05/01/18	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	0.607%	USD	3,000,000	(194,587)	(252,981)	58,394
PPL Energy Supply LLC 6.500%, due 05/01/18	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	0.607%	USD	3,000,000	(194,587)	(253,214)	58,627
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	12/05/16	Barclays Bank plc	0.851%	USD	3,500,000	(284,819)	(322,116)	37,297
Toll Brothers, Inc. 5.150%, due 05/15/15	(5.000%)	06/20/15	Credit Suisse International	0.190%	USD	3,000,000	(68,414)	(330,262)	261,848
Toll Brothers, Inc. 5.150%, due 05/15/15	(5.000%)	06/20/15	Credit Suisse International	0.190%	USD	3,000,000	(68,414)	(316,024)	247,610

Totals							$(4,679,888)	$(7,130,278)	$2,450,390

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Anadarko Petroleum Corp. 6.950%, due 06/15/19	1.000%	09/20/19	Barclays Bank plc	1.108%	USD	3,100,000	$(15,143)	$74,922	$(90,065)
Bank of America Corp. 5.650%, due 05/01/18	1.000%	09/20/17	Credit Suisse International	0.383%	USD	2,000,000	33,371	(4,498)	37,869
Beazer Home USA, Inc. 9.125%, due 05/15/19	5.000%	09/20/19	Citibank N.A.	4.052%	USD	1,350,000	54,351	28,152	26,199
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	12/20/19	Citibank N.A.	4.256%	USD	2,000,000	65,655	59,704	5,951
Berkshire Hathaway, Inc. 1.900%, due 01/31/17	1.000%	09/20/15	Barclays Bank plc	0.083%	USD	1,800,000	12,026	21,363	(9,337)
Berkshire Hathaway, Inc. 2.450%, due 05/15/15	1.000%	09/20/17	Barclays Bank plc	0.281%	USD	6,000,000	117,077	(84,614)	201,691
Celanese U.S. Holdings LLC 3.246%, due 10/31/16	1.800%	06/20/16	Credit Suisse International	0.564%	USD	500,000	9,068	—	9,068
First Data Corp. 12.625%, due 01/15/21	5.000%	03/20/16	Barclays Bank plc	0.605%	USD	2,000,000	107,578	(5,000)	112,578
First Data Corp. 12.625%, due 01/15/21	5.000%	03/20/16	Barclays Bank plc	0.605%	USD	1,000,000	53,789	39,817	13,972
Ford Motor Credit Co. LLC 5.000%, due 05/15/18	5.000%	03/20/19	Barclays Bank plc	0.648%	USD	3,000,000	533,217	596,396	(63,179)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
IHeart Communications, Inc. 6.875%, due 06/15/18	5.000%	12/20/16	JPMorgan Chase Bank N.A.	9.232%	USD	1,600,000	$(123,067)	$(160,000)	$36,933
Obrigacoes Do Tesouro 4.950%, due 10/25/23	1.000%	09/20/19	JPMorgan Chase Bank N.A.	1.687%	USD	2,600,000	(78,967)	(139,372)	60,405
Obrigacoes Do Tesouro 4.950%, due 10/25/23	1.000%	09/20/19	JPMorgan Chase Bank N.A.	3.223%	USD	4,000,000	(374,602)	(197,893)	(176,709)
PSEG Power LLC 5.500%, due 12/01/15	1.000%	06/20/19	JPMorgan Chase Bank N.A.	0.882%	USD	4,000,000	20,459	(15,384)	35,843
PSEG Power LLC 5.500%, due 12/01/15	1.000%	09/20/19	JPMorgan Chase Bank N.A.	0.963%	USD	1,600,000	2,706	(12,992)	15,698
Republic of Lithuania 4.500%, due 03/05/13	1.000%	06/20/16	Credit Suisse International	0.391%	USD	400,000	3,605	(18,566)	22,171
Tate & Lyle International Financial plc 6.750%, due 11/25/19	1.000%	09/20/19	Citibank N.A.	0.901%	EUR	2,300,000	12,787	52,058	(39,271)
Tenet Healthcare Corp. 6.875%, due 11/15/31	5.000%	12/20/18	Barclays Bank plc	2.374%	USD	2,500,000	246,194	169,065	77,129

Totals							$680,104	$403,158	$276,946

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Markit CMBX North America, AM Tranche, Series 2	0.500%	03/15/49	Credit Suisse International	0.000%	USD	1,900,000	$(19,166)	$(27,906)	$8,740
Markit CMBX North America, AM Tranche, Series 2	0.500%	03/15/49	Credit Suisse International	0.000%	USD	3,460,000	(34,903)	(48,656)	13,753
Markit MCDX North America, Series 21	1.000%	12/20/18	Citibank N.A.	1.088%	USD	4,000,000	(12,632)	(78,611)	65,979
Markit MCDX North America, Series 23	1.000%	12/20/19	Citibank N.A.	0.833%	USD	3,300,000	24,739	22,701	2,038

Totals							$(41,962)	$(132,472)	$90,510

Cash in the amount of $1,730,000 and securities in the amount of $304,356 have been deposited in segregated accounts held by the counterparties as collateral for forward foreign exchange contracts and swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CMBX)—	Commercial Mortgage-Backed Index
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MCDX)—	Municipal Single Name Index
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$559,241,400	$—	$559,241,400
Total Asset-Backed Securities*	—	265,569,131	—	265,569,131
Total U.S. Treasury & Government Agencies*	—	206,903,736	—	206,903,736
Total Mortgage-Backed Securities*	—	184,144,148	—	184,144,148
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	92,733,812	—	92,733,812
Total Foreign Government*	—	55,724,305	—	55,724,305
Total Municipals	—	22,881,561	—	22,881,561
Total Purchased Options*	—	216,281	—	216,281
Total Common Stock*	—	109,800	—	109,800
Short-Term Investments
Discount Note	—	8,835,000	—	8,835,000
Mutual Fund	75,775,580	—	—	75,775,580
U.S. Treasury	—	116,998,485	—	116,998,485
Repurchase Agreement	—	28,175,233	—	28,175,233
Total Short-Term Investments	75,775,580	154,008,718	—	229,784,298
Total Net Investments	$75,775,580	$1,541,532,892	$—	$1,617,308,472

Collateral for Securities Loaned (Liability)	$—	$(75,775,580)	$—	$(75,775,580)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$20,181,379	$—	$20,181,379
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,836,662)	—	(2,836,662)
Total Forward Contracts	$—	$17,344,717	$—	$17,344,717
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$102,992	$—	$—	$102,992
Futures Contracts (Unrealized Depreciation)	(273,633)	—	—	(273,633)
Total Futures Contracts	$(170,641)	$—	$—	$(170,641)
Written Options at Value	—	(80,056)	—	(80,056)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,556,445	$—	$1,556,445
OTC Swap Contracts at Value (Liabilities)	—	(5,386,508)	—	(5,386,508)
Total OTC Swap Contracts	$—	$(3,830,063)	$—	$(3,830,063)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b) (c)	$1,617,308,472
Cash	2,747,100
Cash denominated in foreign currencies (d)	8,496,075
Cash collateral (e)	3,528,252
OTC swap contracts at market value (f)	1,556,445
Unrealized appreciation on forward foreign currency exchange contracts	20,181,379
Receivable for:
Investments sold	3,324,860
Fund shares sold	855,828
Principal paydowns	183,389
Dividends and interest	7,222,478
Interest on OTC swap contracts	44,220
Prepaid expenses	4,011

Total Assets	1,665,452,509
Liabilities
Written options at value (g)	80,056
OTC swap contracts at market value (h)	5,386,508
Unrealized depreciation on forward foreign currency exchange contracts	2,836,662
Collateral for securities loaned	75,775,580
Payables for:
Investments purchased	5,793,824
Fund shares redeemed	390,042
Variation margin on futures contracts	154,031
Payable for premium on purchased options	376
Interest on OTC swap contracts	142,786
Accrued expenses:
Management fees	627,680
Distribution and service fees	70,686
Deferred trustees’ fees	50,253
Other expenses	210,050

Total Liabilities	91,518,534

Net Assets	$1,573,933,975

Net assets consist of:
Paid in surplus	$1,577,451,386
Undistributed net investment income	29,425,641
Accumulated net realized loss	(45,284,052)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	12,341,000

Net Assets	$1,573,933,975

Net Assets
Class A	$1,243,725,247
Class B	330,208,728
Capital Shares Outstanding*
Class A	124,688,683
Class B	33,290,901
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.97
Class B	9.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,624,921,410.
(b)	Investments at value includes unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $73,707,863.
(d)	Identified cost of cash denominated in foreign currencies was $8,789,486.
(e)	Includes collateral of $892,189 for futures contracts, $1,063 for centrally cleared swap contracts and $2,635,000 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $848,202.
(g)	Premiums received on written options were $187,620.
(h)	Net premium received on OTC swap contracts was $7,707,794.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$41,225
Interest (a)	30,620,627
Securities lending income	17,677

Total investment income	30,679,529

Expenses
Management fees	7,410,262
Administration fees	35,189
Custodian and accounting fees	401,158
Distribution and service fees—Class B	832,688
Audit and tax services	94,683
Legal	34,300
Trustees’ fees and expenses	43,757
Shareholder reporting	36,266
Insurance	8,670
Miscellaneous	13,415

Total expenses	8,910,388
Less management fee waiver	(278,855)

Net expenses	8,631,533

Net Investment Income	22,047,996

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,534,888
Futures contracts	(3,084,926)
Written options	(82,659)
Swap contracts	(1,948,950)
Foreign currency transactions	(4,054,505)

Net realized loss	(5,636,152)

Net change in unrealized appreciation (depreciation) on:
Investments	(19,634,876)
Futures contracts	(930,506)
Written options	79,143
Swap contracts	2,035,905
Foreign currency transactions	19,832,716

Net change in unrealized appreciation	1,382,382

Net realized and unrealized loss	(4,253,770)

Net Increase in Net Assets From Operations	$17,794,226

(a)	Net of foreign withholding taxes of $107,364.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,047,996	$17,663,197
Net realized gain (loss)	(5,636,152)	2,299,964
Net change in unrealized appreciation (depreciation)	1,382,382	(3,186,750)

Increase in net assets from operations	17,794,226	16,776,411

From Distributions to Shareholders
Net investment income
Class A	(24,484,757)	(17,639,187)
Class B	(7,133,230)	(1,756,188)

Total distributions	(31,617,987)	(19,395,375)

Increase in net assets from capital share transactions	236,366,758	327,760,599

Total increase in net assets	222,542,997	325,141,635

Net Assets
Beginning of period	1,351,390,978	1,026,249,343

End of period	$1,573,933,975	$1,351,390,978

Undistributed net investment income
End of period	$29,425,641	$32,225,765

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	17,789,482	$176,824,635	14,696,535	$147,589,727
Reinvestments	2,470,712	24,484,757	1,763,919	17,639,187
Redemptions	(2,330,215)	(23,267,025)	(2,592,610)	(25,943,588)

Net increase	17,929,979	$178,042,367	13,867,844	$139,285,326

Class B
Sales	13,809,843	$137,911,876	22,871,088	$228,235,754
Reinvestments	722,718	7,133,230	176,147	1,756,188
Redemptions	(8,722,431)	(86,720,715)	(4,153,055)	(41,516,669)

Net increase	5,810,130	$58,324,391	18,894,180	$188,475,273

Increase derived from capital shares transactions		$236,366,758		$327,760,599

See accompanying notes to financial statements

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$10.08	$10.12	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	0.29	(0.21)

Total from investment operations	0.12	0.14	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.23)	(0.18)	(0.22)	0.00

Total distributions	(0.23)	(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$9.97	$10.08	$10.12	$9.88

Total Return (%) (c)	1.17 (e)	1.33	4.67	(1.20	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.55	0.57	0.59	(f)
Net ratio of expenses to average net assets (%) (g)	0.51	0.52	0.53	0.56	(f)
Ratio of net investment income to average net assets (%)	1.51	1.55	1.70	1.40	(f)
Portfolio turnover rate (%)	59	67	60	76	(d)
Net assets, end of period (in millions)	$1,243.7	$1,075.7	$939.7	$809.9

	Class B
	Year Ended December 31,
	2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$10.03	$10.08	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.02)	(0.01)	0.29	(0.23)

Total from investment operations	0.11	0.12	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.22)	(0.17)	(0.21)	0.00

Total distributions	(0.22)	(0.17)	(0.21)	0.00

Net Asset Value, End of Period	$9.92	$10.03	$10.08	$9.86

Total Return (%) (c)	1.06	1.16	4.40	(1.40	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.80	0.82	0.84	(f)
Net ratio of expenses to average net assets (%) (g)	0.76	0.77	0.78	0.81	(f)
Ratio of net investment income to average net assets (%)	1.26	1.32	1.45	1.37	(f)
Portfolio turnover rate (%)	59	67	60	76	(d)
Net assets, end of period (in millions)	$330.2	$275.7	$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-27

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-28

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $28,175,233, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-29

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2014, the Portfolio had open unfunded loan commitments of $1,825,218. At December 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of

MIST-30

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

MIST-31

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

MIST-32

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

MIST-33

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$102,992	Unrealized depreciation on futures contracts* (a)	$273,633
Credit	OTC swap contracts at market value (b)	1,296,622	OTC swap contracts at market value (b)	5,338,368
	Investments at market value (c)	216,281
			Written options at value	80,056
Equity	OTC swap contracts at market value (b)	27,738	OTC swap contracts at market value (b)	48,140
Foreign Exchange	OTC swap contracts at market value (b)	232,085
	Unrealized appreciation on forward foreign currency exchange contracts	20,181,379	Unrealized depreciation on forward foreign currency exchange contracts	2,836,662

Total		$22,057,097		$8,576,859

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $44,220 and OTC swap interest payable of $142,786.
(c)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-34

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Barclays Bank plc	$1,199,251	$(885,239)	$(220,000	)(1)	$94,012
Citibank N.A.	1,093,549	(704,477)	(304,356	)(1)	84,716
Credit Suisse International	262,325	(262,325)	—		—
Deutsche Bank AG	15,466,427	(2,518,980)	—		12,947,447
Goldman Sachs & Co.	1,628,210	—	(1,510,000	)(1)	118,210
HSBC Bank plc	226,141	(9,628)	—		216,513
JPMorgan Chase Bank N.A.	1,267,790	(1,267,790)	—		—
Morgan Stanley & Co. LLC	810,412	(141,794)	—		668,618

	$21,954,105	$(5,790,233)	$(2,034,356)		$14,129,516

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$885,239	$(885,239)	$—	$—
Citibank N.A.	704,477	(704,477)	—	—
Credit Suisse International	2,452,473	(262,325)	(2,190,148)	—
Deutsche Bank AG	2,518,980	(2,518,980)	—	—
HSBC Bank plc	9,628	(9,628)	—	—
JPMorgan Chase Bank N.A.	1,590,635	(1,267,790)	(320,000)	2,845
Morgan Stanley & Co. LLC	141,794	(141,794)	—	—

	$8,303,226	$(5,790,233)	$(2,510,148)	$2,845

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(60,350)	$(707,590)	$(767,940)
Forward foreign currency transactions	—	—	(3,208,469)	(3,208,469)
Futures contracts	(3,084,926)	—	—	(3,084,926)
Swap contracts	—	(1,678,129)	(270,821)	(1,948,950)
Written options	—	(49,211)	(33,448)	(82,659)

	$(3,084,926)	$(1,787,690)	$(4,220,328)	$(9,092,944)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(201,419)	$474,564	$273,145
Forward foreign currency transactions	—	—	20,239,341	20,239,341
Futures contracts	(930,506)	—	—	(930,506)
Swap contracts	—	1,650,152	385,753	2,035,905
Written options	—	107,564	(28,421)	79,143

	$(930,506)	$1,556,297	$21,071,237	$21,697,028

MIST-35

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$52,023,854
Forward foreign currency transactions	204,643,172
Futures contracts long	156,100,000
Futures contracts short	(72,216,667)
Swap contracts	115,241,466
Written options	(24,433,548)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2013	6,700,000	$70,946
Options written	5,000,000	25,723
Options bought back	(11,700,000)	(96,669)

Options outstanding December 31, 2014	—	$—

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2013	—	$—
Options written	85,312,971	423,530
Options bought back	(23,000,000)	(178,678)
Options expired	(26,812,971)	(57,232)

Options outstanding December 31, 2014	35,500,000	$187,620

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MIST-36

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$110,997,056	$778,318,915	$269,969,298	$531,818,457

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$7,410,262	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

MIST-37

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period April 28, 2014 to April 30, 2015, MetLife Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$31,617,987	$19,395,375	$—	$—	$31,617,987	$19,395,375

MIST-38

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$50,354,267	$—	$(26,095,981)	$(27,725,443)	$(3,467,157)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the accumulated short-term capital losses were $11,417,817 and the accumulated long-term capital losses were $16,307,626.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-39

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Low Duration Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Low Duration Total Return Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-40

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-41

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-42

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-43

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-44

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Franklin Low Duration Total Return Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year, three-year, and the since-inception (beginning April 29, 2011) periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index, for the one-year, three-year, and since-inception (beginning April 29, 2011) periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Expense Universe median and were below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board also considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-45

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 1.41% and 1.14%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, returned -2.68%.

MARKET ENVIRONMENT/CONDITIONS

During the period, global financial markets were broadly influenced by the pickup in U.S. growth, China’s economic stabilization, and the abundance of global liquidity from the Bank of Japan (the “BOJ”) and the European Central Bank (the “ECB”). We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances.

The U.S. dollar broadly strengthened over the course of the year while oil prices weakened significantly, particularly in the final months. Global liquidity from the BOJ and the ECB helped dampen volatility in emerging markets, and it helped compensate for the withdrawal of liquidity from the ending of the U.S. Federal Reserve’s (the “Fed”) bond-buying program in October. However, several emerging market currencies depreciated during the period.

In late October, the BOJ introduced a new round of quantitative easing (“QE”) with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen, a level approximately equal to the U.S. Fed’s former QE program. This massive amount of liquidity had significant implications for global markets. Although Japan’s QE was positive for global risk assets, it contributed to further yen depreciation.

In Europe, economic data was mixed with a persistent lack of inflation. Eurozone bond yields remained around historical lows at the end of the period. The ECB’s renewed commitment to increase the size of its balance sheet will likely maintain weakening pressure on the euro, in our view. China’s growth moderated during the period, but the country’s economy did not face a “hard landing” and did not have a major impact on global aggregate demand.

PORTFOLIO REVIEW/PERIOD END POSITIONING

During the period, the Portfolio’s absolute performance benefited from interest rate strategies while sovereign credit exposures and currency positions had a largely neutral effect. The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute performance. Among currencies, the Portfolio’s net-negative positions in the Japanese yen and the euro, through the use of currency forward contracts, contributed to absolute return, while currency positions in the Americas and Asia ex-Japan detracted. Positions in peripheral European currencies against the euro also detracted from absolute performance.

Relative to the benchmark index, currency positions contributed to performance, while interest rate strategies detracted. Sovereign credit exposures had a largely neutral effect on relative return. Underweighted positioning in the euro and the Japanese yen, through the use of currency forwards, contributed to relative performance during the period. However, currency positions in the Americas and Asia ex-Japan detracted from relative return, as did positions in peripheral European currencies against the euro. The Portfolio maintained a shorter duration position relative to its benchmark. Select underweighted duration exposures in Europe and Asia also detracted from relative performance.

The core of our strategy remained seeking to position ourselves to navigate a rising rate environment. Thus, we continued to maintain short portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We also actively sought opportunities that could potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have been proactive regarding fiscal, monetary and financial policy. We augmented this positioning with select opportunities in emerging markets and with a number of currency strategies.

Michael Hasenstab

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	1.41	6.00	7.09
Class B	1.14	5.74	6.82
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	-2.68	0.85	2.47

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Countries

% of Net Assets
United States	19.6
South Korea	14.2
Poland	8.6
Mexico	8.2
Hungary	7.0
Malaysia	4.8
Brazil	4.6
Singapore	4.5
Ireland	4.4
Canada	3.1

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.73%	$1,000.00	$986.10	$3.65
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72
Class B	Actual	0.98%	$1,000.00	$984.20	$4.90
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—73.8% of Net Assets

Security Description	Principal Amount*	Value

Brazil—4.6%
Brazil Letras do Tesouro Nacional
Zero Coupon, 10/01/15 (BRL)	800,000	$274,856
Zero Coupon, 01/01/16 (BRL)	11,500,000	3,829,372
Zero Coupon, 07/01/16 (BRL)	15,280,000	4,786,062
Zero Coupon, 10/01/16 (BRL)	760,000	230,717
Zero Coupon, 01/01/17 (BRL)	17,580,000	5,186,193
Zero Coupon, 01/01/18 (BRL)	10,440,000	2,741,535
Brazil Notas do Tesouro Nacional
6.000%, 05/15/15 (BRL)	13,495,000	12,888,067
6.000%, 08/15/16 (BRL)	3,245,000	3,072,399
6.000%, 08/15/18 (BRL)	4,225,000	3,966,062
6.000%, 05/15/19 (BRL)	2,420,000	2,288,380
6.000%, 08/15/20 (BRL)	430,000	412,270
6.000%, 08/15/22 (BRL)	6,930,000	6,504,571
6.000%, 05/15/23 (BRL)	1,070,000	1,004,105
6.000%, 08/15/24 (BRL)	1,140,000	1,067,442
6.000%, 05/15/45 (BRL)	6,400,000	5,910,274
10.000%, 01/01/17 (BRL)	19,225,000	6,538,632
10.000%, 01/01/19 (BRL)	6,700,000	2,206,404
10.000%, 01/01/21 (BRL)	3,480,000	1,119,062
10.000%, 01/01/23 (BRL)	8,090,000	2,551,292

		66,577,695

Canada—3.1%
Canadian Government Bonds
1.000%, 02/01/15 (CAD)	17,581,000	15,131,797
1.500%, 08/01/15 (CAD)	2,730,000	2,356,569
Canadian Treasury Bills
0.855%, 02/12/15 (CAD) (a)	20,047,000	17,237,521
0.859%, 03/12/15 (CAD) (a)	8,813,000	7,572,520
0.885%, 04/23/15 (CAD) (a)	2,410,000	2,068,540

		44,366,947

Hungary—7.0%
Hungary Government Bonds
4.000%, 04/25/18 (HUF)	614,930,000	2,430,797
5.500%, 02/12/16 (HUF)	168,700,000	672,857
5.500%, 12/22/16 (HUF)	5,482,200,000	22,378,469
5.500%, 12/20/18 (HUF)	1,325,670,000	5,546,928
5.500%, 06/24/25 (HUF)	2,424,530,000	10,682,864
6.000%, 11/24/23 (HUF)	146,990,000	665,867
6.500%, 06/24/19 (HUF)	474,530,000	2,072,533
6.750%, 02/24/17 (HUF)	226,970,000	949,308
6.750%, 11/24/17 (HUF)	1,796,830,000	7,672,928
7.000%, 06/24/22 (HUF)	2,700,030,000	12,672,951
7.500%, 11/12/20 (HUF)	129,680,000	605,448
7.750%, 08/24/15 (HUF)	200,360,000	796,650
8.000%, 02/12/15 (HUF)	109,300,000	420,289
Hungary Government International Bonds
3.875%, 02/24/20 (EUR) (b)	6,510,000	8,546,299
4.375%, 07/04/17 (EUR)	580,000	752,150
5.750%, 06/11/18 (EUR) (b)	4,840,000	6,676,573
6.250%, 01/29/20	10,995,000	12,355,631
6.375%, 03/29/21 (b)	4,058,000	4,638,805

		100,537,347

Iceland—0.2%
Iceland Government International Bond 5.875%, 05/11/22 (144A)	3,080,000	3,451,802

Indonesia—2.0%
Indonesia Treasury Bonds
10.000%, 09/15/24 (IDR)	186,070,000,000	16,924,332
10.000%, 02/15/28 (IDR)	34,960,000,000	3,203,844
12.800%, 06/15/21 (IDR)	93,010,000,000	9,307,759

		29,435,935

Ireland—4.4%
Ireland Government Bonds
4.500%, 04/18/20 (EUR)	2,539,000	3,701,504
5.000%, 10/18/20 (EUR)	13,476,500	20,403,620
5.400%, 03/13/25 (EUR)	21,787,510	36,326,033
5.900%, 10/18/19 (EUR)	1,669,000	2,538,830

		62,969,987

Lithuania—1.1%
Lithuania Government International Bonds
6.125%, 03/09/21 (144A)	930,000	1,081,711
6.750%, 01/15/15 (144A)	7,480,000	7,489,724
7.375%, 02/11/20 (144A)	6,420,000	7,743,354

		16,314,789

Malaysia—4.8%
Bank Negara Malaysia Monetary Notes
2.758%, 01/29/15 (MYR) (a)	70,000	19,971
2.802%, 04/28/15 (MYR) (a)	28,250,000	7,993,187
2.842%, 02/17/15 (MYR) (a)	8,190,000	2,332,467
2.846%, 03/12/15 (MYR) (a)	1,290,000	366,603
2.870%, 04/16/15 (MYR) (a)	2,700,000	764,810
2.918%, 05/05/15 (MYR) (a)	760,000	214,853
2.940%, 03/05/15 (MYR) (a)	5,420,000	1,541,303
2.951%, 08/04/15 (MYR) (a)	1,500,000	420,294
2.954%, 03/03/15 (MYR) (a)	10,480,000	2,980,783
2.990%, 07/16/15 (MYR) (a)	2,470,000	693,801
2.994%, 05/19/15 (MYR) (a)	19,370,000	5,469,752
3.015%, 06/03/15 (MYR) (a)	1,660,000	468,084
3.015%, 06/16/15 (MYR) (a)	3,710,000	1,044,838
3.052%, 01/22/15 (MYR) (a)	3,210,000	916,379
3.057%, 09/22/15 (MYR) (a)	1,270,000	354,520
3.062%, 01/08/15 (MYR) (a)	2,465,000	704,603
3.065%, 10/01/15 (MYR) (a)	10,040,000	2,800,299
3.082%, 06/30/15 (MYR) (a)	2,600,000	731,245
3.089%, 08/18/15 (MYR) (a)	11,310,000	3,165,784
3.107%, 04/07/15 (MYR) (a)	860,000	243,820
3.129%, 03/24/15 (MYR) (a)	400,000	113,549
3.134%, 11/03/15 (MYR) (a)	360,000	100,002
3.139%, 10/27/15 (MYR) (a)	180,000	50,035
3.150%, 04/23/15 (MYR) (a)	4,720,000	1,336,125
3.158%, 08/11/15 (MYR) (a)	15,565,000	4,359,789
3.213%, 01/20/15 (MYR) (a)	4,130,000	1,179,234
3.218%, 09/08/15 (MYR) (a)	8,390,000	2,343,597

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Malaysia—(Continued)
Bank Negara Malaysia Monetary Notes
3.255%, 06/04/15 (MYR) (a)	730,000	$205,852
3.257%, 05/28/15 (MYR) (a)	2,460,000	694,148
3.304%, 02/10/15 (MYR) (a)	630,000	179,539
Malaysia Government Bonds
3.172%, 07/15/16 (MYR)	20,000,000	5,684,833
3.197%, 10/15/15 (MYR)	3,675,000	1,047,886
3.741%, 02/27/15 (MYR)	22,420,000	6,415,313
3.835%, 08/12/15 (MYR)	16,880,000	4,838,842
4.720%, 09/30/15 (MYR)	24,680,000	7,116,077

		68,892,217

Mexico—8.2%
Mexican Bonos
6.000%, 06/18/15 (MXN)	654,875,000	44,975,770
6.250%, 06/16/16 (MXN)	108,438,000	7,624,576
7.250%, 12/15/16 (MXN)	25,000	1,808
7.750%, 12/14/17 (MXN)	195,000,000	14,434,421
8.000%, 12/17/15 (MXN)	137,068,000	9,700,861
Mexican Udibonos
2.500%, 12/10/20 (MXN)	12,959,835	899,390
3.500%, 12/14/17 (MXN)	23,938,011	1,731,599
4.000%, 06/13/19 (MXN)	16,417,196	1,214,301
5.000%, 06/16/16 (MXN)	23,932,741	1,723,081
Mexico Cetes
Zero Coupon, 04/01/15 (MXN) (a)	674,592,000	4,538,370
Zero Coupon, 06/25/15 (MXN) (a)	347,046,000	2,316,972
Zero Coupon, 07/23/15 (MXN) (a)	110,000	733
2.913%, 03/19/15 (MXN) (a)	286,875,000	1,932,035
2.976%, 05/28/15 (MXN) (a)	128,340,000	859,233
2.981%, 06/11/15 (MXN) (a)	577,910,000	3,864,511
2.996%, 04/16/15 (MXN) (a)	1,352,784,000	9,089,498
3.043%, 09/17/15 (MXN) (a)	1,010,628,000	6,703,256
3.061%, 10/01/15 (MXN) (a)	780,431,000	5,166,568
3.147%, 11/12/15 (MXN) (a)	71,190,000	469,397
3.158%, 12/10/15 (MXN) (a)	146,972,000	965,186

		118,211,566

Peru—0.2%
Peru Government Bond
7.840%, 08/12/20 (PEN)	5,663,000	2,173,414

Philippines—0.9%
Philippine Government Bond
1.625%, 04/25/16 (PHP)	503,310,000	11,132,656
Philippine Treasury Bills
1.336%, 11/04/15 (PHP) (a)	12,000,000	263,803
1.349%, 05/06/15 (PHP) (a)	10,360,000	229,767
1.392%, 06/03/15 (PHP) (a)	15,720,000	348,330
1.414%, 12/02/15 (PHP) (a)	29,720,000	651,345
1.473%, 10/07/15 (PHP) (a)	38,490,000	848,436

		13,474,337

Poland—8.6%
Poland Government Bonds
Zero Coupon, 07/25/15 (PLN)	65,950,000	18,454,712
Zero Coupon, 01/25/16 (PLN)	58,547,000	16,229,783
Zero Coupon, 07/25/16 (PLN)	107,520,000	29,527,907
2.690%, 01/25/17 (PLN) (c)	28,518,000	8,052,724
2.690%, 01/25/21 (PLN) (c)	28,929,000	8,043,864
4.750%, 10/25/16 (PLN)	60,400,000	17,944,338
4.750%, 04/25/17 (PLN)	1,320,000	396,833
5.000%, 04/25/16 (PLN)	23,660,000	6,955,227
5.500%, 04/25/15 (PLN)	9,432,000	2,695,620
6.250%, 10/24/15 (PLN)	53,896,000	15,756,803

		124,057,811

Portugal—1.0%
Portugal Government International Bond 5.125%, 10/15/24 (144A)	14,050,000	14,759,778

Russia—1.2%
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A)	16,506,000	17,116,722

Serbia—1.7%
Republic of Serbia 4.875%, 02/25/20 (144A)	3,150,000	3,145,275
5.250%, 11/21/17 (144A)	1,720,000	1,766,440
7.250%, 09/28/21 (144A)	17,560,000	19,668,605

		24,580,320

Singapore—4.5%
Monetary Authority of Singapore 0.296%, 01/20/15 (SGD) (a)	6,000,000	4,528,004
0.334%, 01/30/15 (SGD) (a)	23,435,000	17,682,372
0.424%, 02/13/15 (SGD) (a)	15,465,000	11,665,681
0.443%, 02/23/15 (SGD) (a)	16,830,000	12,693,122
0.830%, 03/27/15 (SGD) (a)	23,750,000	17,901,312

		64,470,491

Slovenia—0.4%
Slovenia Government International Bonds 5.500%, 10/26/22 (144A)	3,200,000	3,548,000
5.850%, 05/10/23 (144A)	1,850,000	2,091,703

		5,639,703

South Korea—14.2%
Korea Monetary Stabilization Bonds Zero Coupon, 01/13/15 (KRW)	893,200,000	812,075
2.070%, 12/02/16 (KRW)	1,406,000,000	1,280,385
2.130%, 10/08/15 (KRW)	620,200,000	567,194
2.220%, 10/02/16 (KRW)	1,374,700,000	1,253,199
2.460%, 08/02/16 (KRW)	9,210,700,000	8,425,216
2.470%, 04/02/15 (KRW)	40,784,600,000	37,141,574
2.660%, 06/09/15 (KRW)	9,015,500,000	8,222,088
2.740%, 02/02/15 (KRW)	481,310,000	438,111
2.760%, 06/02/15 (KRW)	6,555,600,000	5,980,653

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—(Continued)
Korea Monetary Stabilization Bonds 2.780%, 02/02/16 (KRW)	5,175,740,000	$4,742,789
2.790%, 06/02/16 (KRW)	5,925,600,000	5,442,694
2.800%, 08/02/15 (KRW)	23,319,650,000	21,302,447
2.800%, 04/02/16 (KRW)	13,568,690,000	12,451,321
2.810%, 10/02/15 (KRW)	1,092,000,000	998,836
2.900%, 12/02/15 (KRW)	50,092,900,000	45,904,903
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	11,222,000,000	10,272,334
2.750%, 06/10/16 (KRW)	17,138,600,000	15,732,834
3.000%, 12/10/16 (KRW)	20,004,200,000	18,505,455
3.250%, 06/10/15 (KRW)	2,412,300,000	2,205,597
4.000%, 09/10/15 (KRW)	2,754,400,000	2,538,095
4.000%, 03/10/16 (KRW)	1,043,200,000	970,123
4.500%, 03/10/15 (KRW)	521,600,000	476,550

		205,664,473

Sri Lanka—1.2%
Sri Lanka Government Bonds 6.400%, 08/01/16 (LKR)	56,200,000	427,626
6.400%, 10/01/16 (LKR)	35,400,000	268,477
6.500%, 07/15/15 (LKR)	80,900,000	617,217
7.500%, 08/15/18 (LKR)	25,830,000	198,511
8.000%, 11/15/18 (LKR)	243,630,000	1,904,423
8.250%, 03/01/17 (LKR)	540,000	4,203
8.500%, 11/01/15 (LKR)	71,720,000	556,553
8.500%, 04/01/18 (LKR)	156,800,000	1,242,710
8.500%, 06/01/18 (LKR)	1,410,000	11,167
8.500%, 07/15/18 (LKR)	45,000,000	362,408
9.000%, 05/01/21 (LKR)	3,530,000	29,117
10.600%, 07/01/19 (LKR)	85,130,000	731,104
10.600%, 09/15/19 (LKR)	15,930,000	137,243
11.000%, 08/01/15 (LKR)	522,600,000	4,100,060
11.000%, 09/01/15 (LKR)	762,125,000	6,038,133
11.200%, 07/01/22 (LKR)	26,640,000	242,339
11.750%, 03/15/15 (LKR)	11,590,000	89,430

		16,960,721

Sweden—2.1%
Sweden Government Bond 4.500%, 08/12/15 (SEK)	234,670,000	30,898,696

Ukraine—2.4%
Financing of Infrastrucural Projects State Enterprise 7.400%, 04/20/18 (144A)	400,000	240,000
8.375%, 11/03/17 (144A)	440,000	264,000
Ukraine Government International Bonds 4.950%, 10/13/15 (144A) (EUR)	150,000	122,518
6.250%, 06/17/16 (144A)	3,440,000	2,230,840
6.580%, 11/21/16 (144A)	5,050,000	3,131,000
7.500%, 04/17/23 (144A) (b)	3,400,000	2,006,000
7.750%, 09/23/20 (144A)	6,949,000	4,169,400
7.800%, 11/28/22 (144A)	4,150,000	2,531,500

Ukraine—(Continued)
Ukraine Government International Bonds 7.950%, 02/23/21 (144A)	9,904,000	$6,041,440
9.250%, 07/24/17 (144A) (b)	22,630,000	13,804,300
Ukreximbank Via Biz Finance plc 8.750%, 01/22/18	1,330,000	758,100

		35,299,098

Total Foreign Government (Cost $1,122,701,855)		1,065,853,849

Short-Term Investments—21.1%

Discount Note—2.0%
Federal Home Loan Bank 0.010%, 01/02/15 (a)	28,500,000	28,500,000

Mutual Fund—1.5%
State Street Navigator Securities Lending MET Portfolio (d)	21,978,040	21,978,040

Repurchase Agreement—17.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $254,930,419 on 01/02/15, collateralized by $259,290,000 U.S. Treasury Notes with rates ranging from 0.500% - 1.750%, maturity dates ranging from 05/31/16 - 09/30/17 with a value of $260,033,288.	254,930,419	254,930,419

Total Short-Term Investments (Cost $305,408,459)		305,408,459

Total Investments—94.9% (Cost $1,428,110,314) (e)		1,371,262,308
Other assets and liabilities (net)—5.1%		73,421,651

Net Assets—100.0%		$1,444,683,959

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $20,031,644 and the collateral received consisted of cash in the amount of $21,978,040. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,432,266,393. The aggregate unrealized

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

appreciation and depreciation of investments were $28,054,343 and $(89,058,428), respectively, resulting in net unrealized depreciation of $(61,004,085) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $116,404,112, which is 8.1% of net assets.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Top Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Global Government Investment Grade	44.3%
Global Government High Yield	29.5%

73.8%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	864,300,000	Morgan Stanley & Co.	01/12/15	USD	1,567,038	$(144,081)
CLP	108,963,000	Deutsche Bank AG	01/30/15	USD	180,869	(1,853)
CLP	104,773,000	Deutsche Bank AG	02/02/15	USD	174,884	(2,811)
CLP	303,150,000	Deutsche Bank AG	02/02/15	USD	503,739	(5,863)
CLP	89,414,000	Deutsche Bank AG	02/03/15	USD	149,222	(2,391)
CLP	438,100,000	Barclays Bank plc	02/10/15	USD	753,656	(34,693)
CLP	993,900,000	Morgan Stanley & Co.	02/12/15	USD	1,726,720	(95,905)
CLP	370,000,000	Deutsche Bank AG	02/17/15	USD	643,926	(37,070)
CLP	433,400,000	Deutsche Bank AG	02/18/15	USD	741,679	(30,896)
CLP	202,490,000	JPMorgan Chase Bank N.A.	02/20/15	USD	347,027	(14,994)
CLP	488,550,000	Morgan Stanley & Co.	02/23/15	USD	855,305	(54,403)
CLP	687,600,000	JPMorgan Chase Bank N.A.	02/24/15	USD	1,204,625	(77,504)
CLP	313,500,000	Morgan Stanley & Co.	02/25/15	USD	546,786	(32,936)
CLP	360,850,000	Deutsche Bank AG	02/26/15	USD	628,221	(36,809)
CLP	39,050,000	Deutsche Bank AG	03/03/15	USD	67,397	(3,423)
CLP	408,600,000	JPMorgan Chase Bank N.A.	03/20/15	USD	693,130	(24,638)
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	05/11/15	USD	15,893,652	(720,325)
CLP	440,900,000	Morgan Stanley & Co.	05/11/15	USD	752,517	(34,228)
CLP	9,249,063,000	Deutsche Bank AG	05/12/15	USD	15,776,653	(709,837)
CLP	1,155,000,000	Barclays Bank plc	06/04/15	USD	2,032,377	(154,427)
CLP	113,400,000	Morgan Stanley & Co.	06/05/15	USD	198,686	(14,321)
CLP	753,400,000	Morgan Stanley & Co.	07/28/15	USD	1,296,306	(76,719)
CLP	438,900,000	Deutsche Bank AG	08/12/15	USD	741,636	(32,016)
CLP	376,530,000	Morgan Stanley & Co.	08/18/15	USD	634,476	(25,992)
CLP	202,610,000	JPMorgan Chase Bank N.A.	08/20/15	USD	341,526	(14,154)
CLP	245,250,000	Deutsche Bank AG	08/27/15	USD	409,227	(13,184)
CLP	246,100,000	JPMorgan Chase Bank N.A.	08/28/15	USD	410,714	(13,330)
CLP	39,050,000	Deutsche Bank AG	09/08/15	USD	64,482	(1,482)
EUR	975,000	Deutsche Bank AG	01/07/15	USD	1,218,058	(38,234)
EUR	4,876,000	Deutsche Bank AG	01/07/15	USD	5,964,811	(64,480)
EUR	10,382,000	Deutsche Bank AG	02/09/15	USD	14,320,412	(1,753,117)
EUR	13,630,862	Deutsche Bank AG	02/27/15	USD	18,335,131	(1,832,760)
EUR	457,000	Deutsche Bank AG	03/05/15	USD	614,756	(61,457)
INR	14,658,000	JPMorgan Chase Bank N.A.	01/22/15	USD	234,247	(2,866)
INR	16,661,000	Deutsche Bank AG	01/27/15	USD	265,938	(3,216)
INR	16,661,000	Deutsche Bank AG	01/30/15	USD	267,389	(4,834)
INR	71,467,067	Deutsche Bank AG	01/30/15	USD	1,148,944	(22,719)
INR	75,632,417	Deutsche Bank AG	01/30/15	USD	1,217,031	(25,166)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	27,220,000	HSBC Bank plc	01/30/15	USD	437,990	$(9,040)
INR	201,041,000	HSBC Bank plc	01/30/15	USD	3,232,046	(63,909)
INR	75,632,417	Deutsche Bank AG	02/02/15	USD	1,215,320	(24,209)
INR	35,346,000	Deutsche Bank AG	02/03/15	USD	567,205	(10,669)
INR	34,949,750	HSBC Bank plc	02/03/15	USD	560,779	(10,482)
INR	1,228,565,000	HSBC Bank plc	02/12/15	USD	19,733,194	(424,673)
INR	34,949,750	HSBC Bank plc	03/03/15	USD	555,263	(8,097)
KRW	2,321,000,000	Deutsche Bank AG	06/29/15	USD	2,241,646	(143,895)
KRW	2,328,000,000	HSBC Bank plc	09/30/15	USD	2,213,769	(112,098)
MXN	521,116,000	Citibank N.A.	02/17/15	USD	38,054,330	(2,827,962)
MXN	16,965,000	HSBC Bank plc	03/10/15	USD	1,281,151	(135,917)
MXN	205,379,143	HSBC Bank plc	05/19/15	USD	15,372,000	(1,567,423)
MXN	285,397,780	HSBC Bank plc	10/07/15	USD	20,670,514	(1,663,725)
MXN	35,485,000	Deutsche Bank AG	10/14/15	USD	2,594,691	(232,618)
MYR	3,409,400	Deutsche Bank AG	01/08/15	USD	1,016,124	(41,269)
MYR	1,900,500	JPMorgan Chase Bank N.A.	01/08/15	USD	567,178	(23,765)
MYR	1,022,000	JPMorgan Chase Bank N.A.	01/09/15	USD	305,220	(13,022)
MYR	306,000	JPMorgan Chase Bank N.A.	01/12/15	USD	91,480	(4,013)
MYR	697,000	JPMorgan Chase Bank N.A.	01/16/15	USD	210,009	(10,843)
MYR	3,758,000	JPMorgan Chase Bank N.A.	02/04/15	USD	1,110,553	(38,346)
MYR	10,421,193	HSBC Bank plc	02/27/15	USD	3,121,800	(154,421)
MYR	6,890,000	JPMorgan Chase Bank N.A.	04/02/15	USD	2,114,535	(158,076)
MYR	13,780,000	JPMorgan Chase Bank N.A.	04/02/15	USD	4,134,289	(221,372)
MYR	48,436,950	JPMorgan Chase Bank N.A.	05/06/15	USD	14,550,000	(827,664)
MYR	50,424,120	JPMorgan Chase Bank N.A.	05/14/15	USD	15,293,012	(1,015,244)
MYR	99,141,840	HSBC Bank plc	06/08/15	USD	29,992,994	(1,966,849)
MYR	6,890,000	JPMorgan Chase Bank N.A.	07/02/15	USD	2,103,560	(158,918)
MYR	4,429,000	JPMorgan Chase Bank N.A.	07/31/15	USD	1,363,944	(116,185)
MYR	7,610,828	HSBC Bank plc	08/06/15	USD	2,328,610	(185,257)
MYR	7,165,900	JPMorgan Chase Bank N.A.	08/27/15	USD	2,214,842	(199,442)
MYR	21,469,000	HSBC Bank plc	10/01/15	USD	6,418,236	(393,304)
MYR	13,558,531	JPMorgan Chase Bank N.A.	10/16/15	USD	4,077,018	(275,438)
MYR	3,043,000	JPMorgan Chase Bank N.A.	10/20/15	USD	909,254	(56,249)
MYR	5,541,000	HSBC Bank plc	10/23/15	USD	1,657,146	(104,183)
MYR	4,132,000	Deutsche Bank AG	10/26/15	USD	1,239,984	(82,122)
MYR	2,756,789	HSBC Bank plc	10/26/15	USD	827,368	(54,864)
MYR	2,837,000	JPMorgan Chase Bank N.A.	10/30/15	USD	849,528	(54,735)
MYR	2,742,080	Deutsche Bank AG	11/19/15	USD	802,341	(35,039)
MYR	1,632,000	HSBC Bank plc	11/20/15	USD	476,232	(19,585)
SGD	2,190,000	JPMorgan Chase Bank N.A.	01/26/15	USD	1,765,417	(113,080)
SGD	12,676,300	JPMorgan Chase Bank N.A.	01/30/15	USD	10,218,785	(655,642)
SGD	10,161,130	Morgan Stanley & Co.	01/30/15	USD	8,179,618	(513,948)
SGD	2,353,000	HSBC Bank plc	02/09/15	USD	1,888,443	(113,675)
SGD	4,687,000	Deutsche Bank AG	02/12/15	USD	3,737,640	(202,549)
SGD	1,398,000	HSBC Bank plc	02/17/15	USD	1,119,045	(64,683)
SGD	1,398,000	HSBC Bank plc	02/18/15	USD	1,106,013	(51,663)
SGD	1,398,000	Deutsche Bank AG	02/23/15	USD	1,119,452	(65,159)
SGD	2,961,000	Deutsche Bank AG	02/27/15	USD	2,365,772	(132,848)
SGD	4,013,100	HSBC Bank plc	03/16/15	USD	3,176,630	(150,815)
SGD	10,928,651	Deutsche Bank AG	05/06/15	USD	8,730,000	(493,974)
SGD	3,014,189	Morgan Stanley & Co.	05/08/15	USD	2,418,413	(146,910)
SGD	3,051,000	Deutsche Bank AG	05/19/15	USD	2,442,070	(143,069)
SGD	569,250	Deutsche Bank AG	05/28/15	USD	438,678	(9,771)
SGD	569,250	Deutsche Bank AG	05/29/15	USD	453,495	(24,593)
SGD	2,180,000	JPMorgan Chase Bank N.A.	06/15/15	USD	1,661,585	(19,329)
SGD	2,625,000	HSBC Bank plc	06/22/15	USD	1,997,869	(20,515)
SGD	3,488,000	HSBC Bank plc	09/21/15	USD	2,763,867	(137,524)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	16,117,434	Deutsche Bank AG	01/07/15	USD	21,983,052	$2,479,732
EUR	8,953,000	Standard Chartered Bank	01/13/15	USD	12,167,217	1,332,713
EUR	913,000	Barclays Bank plc	01/21/15	USD	1,244,419	139,455
EUR	1,858,400	Citibank N.A.	01/29/15	USD	2,540,758	291,425
EUR	9,760,000	Deutsche Bank AG	01/30/15	USD	13,339,968	1,526,730
EUR	8,440,000	Deutsche Bank AG	02/03/15	USD	11,439,998	1,224,016
EUR	10,382,000	Deutsche Bank AG	02/09/15	USD	14,043,731	1,476,437
EUR	6,590,000	Goldman Sachs & Co.	02/09/15	USD	9,184,747	1,207,626
EUR	1,915,000	Barclays Bank plc	02/10/15	USD	2,605,262	287,157
EUR	2,553,000	Citibank N.A.	02/10/15	USD	3,471,748	381,346
EUR	419,000	HSBC Bank plc	02/10/15	USD	569,886	62,687
EUR	1,023,000	Barclays Bank plc	02/11/15	USD	1,390,973	152,623
EUR	446,000	Standard Chartered Bank	02/13/15	USD	610,226	70,331
EUR	1,912,000	JPMorgan Chase Bank N.A.	02/19/15	USD	2,622,145	307,507
EUR	2,080,000	Barclays Bank plc	02/20/15	USD	2,858,066	340,028
EUR	1,022,000	Goldman Sachs & Co.	02/23/15	USD	1,406,425	169,168
EUR	1,673,320	Deutsche Bank AG	02/25/15	USD	2,299,978	274,185
EUR	3,134,584	Barclays Bank plc	02/26/15	USD	4,307,138	512,245
EUR	1,623,255	Barclays Bank plc	02/26/15	USD	2,228,161	262,963
EUR	1,120,359	Bank of America N.A.	02/27/15	USD	1,531,867	175,490
EUR	13,630,862	Deutsche Bank AG	02/27/15	USD	18,683,823	2,181,451
EUR	457,000	Deutsche Bank AG	03/05/15	USD	630,043	76,744
EUR	2,142,782	Barclays Bank plc	03/09/15	USD	2,944,718	350,323
EUR	1,405,634	Barclays Bank plc	03/09/15	USD	1,930,294	228,408
EUR	8,070,000	Deutsche Bank AG	03/09/15	USD	11,079,706	1,308,872
EUR	714,000	HSBC Bank plc	03/09/15	USD	981,579	117,096
EUR	10,839,830	Citibank N.A.	03/10/15	USD	15,002,596	1,878,053
EUR	2,023,000	Morgan Stanley & Co.	03/10/15	USD	2,801,804	352,416
EUR	225,000	JPMorgan Chase Bank N.A.	03/16/15	USD	311,812	39,375
EUR	651,717	Barclays Bank plc	03/17/15	USD	908,819	119,694
EUR	462,068	Citibank N.A.	03/17/15	USD	644,723	85,233
EUR	399,325	Barclays Bank plc	03/23/15	USD	556,060	72,517
EUR	1,040,000	Deutsche Bank AG	03/26/15	USD	1,432,236	172,869
EUR	1,815,000	Barclays Bank plc	03/27/15	USD	2,506,515	308,659
EUR	205,485	Deutsche Bank AG	03/31/15	USD	282,850	34,012
EUR	1,200,000	Goldman Sachs & Co.	03/31/15	USD	1,529,580	76,404
EUR	1,005,008	Barclays Bank plc	04/02/15	USD	1,385,353	168,288
EUR	2,372,000	Deutsche Bank AG	04/07/15	USD	3,272,008	399,397
EUR	640,496	Deutsche Bank AG	04/07/15	USD	884,237	108,564
EUR	3,821,000	HSBC Bank plc	04/10/15	USD	5,267,917	640,346
EUR	4,186,153	Deutsche Bank AG	04/13/15	USD	5,778,021	708,054
EUR	1,911,000	Standard Chartered Bank	04/13/15	USD	2,641,442	326,976
EUR	3,193,000	JPMorgan Chase Bank N.A.	04/14/15	USD	4,425,658	558,484
EUR	3,696,678	HSBC Bank plc	04/16/15	USD	5,133,244	655,949
EUR	989,372	Barclays Bank plc	04/22/15	USD	1,365,415	167,044
EUR	31,188,000	Deutsche Bank AG	04/22/15	USD	43,098,697	5,322,387
EUR	274,083	JPMorgan Chase Bank N.A.	04/22/15	USD	379,179	47,197
EUR	692,175	Barclays Bank plc	04/30/15	USD	959,673	121,207
EUR	5,010,000	Standard Chartered Bank	04/30/15	USD	6,933,139	864,280
EUR	3,083,128	Barclays Bank plc	05/05/15	USD	4,272,784	537,840
EUR	9,737,000	Deutsche Bank AG	05/07/15	USD	13,514,469	1,718,678
EUR	7,580,000	Goldman Sachs & Co.	05/07/15	USD	10,522,101	1,339,386
EUR	24,145,000	Deutsche Bank AG	05/12/15	USD	33,435,996	4,184,210
EUR	2,440,000	Goldman Sachs & Co.	05/13/15	USD	3,362,320	406,216
EUR	17,552,000	Standard Chartered Bank	05/13/15	USD	24,144,092	2,879,530
EUR	7,408,999	Goldman Sachs & Co.	05/14/15	USD	10,205,451	1,229,220
EUR	8,042,000	Deutsche Bank AG	05/15/15	USD	11,020,757	1,277,521

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	2,080,000	Barclays Bank plc	05/18/15	USD	2,855,258	$335,165
EUR	302,256	JPMorgan Chase Bank N.A.	05/20/15	USD	379,360	13,144
EUR	1,287,000	Deutsche Bank AG	05/21/15	USD	1,616,215	56,857
EUR	1,154,000	Goldman Sachs & Co.	05/21/15	USD	1,584,223	186,011
EUR	469,000	Barclays Bank plc	05/22/15	USD	643,058	74,801
EUR	195,330	Barclays Bank plc	06/05/15	USD	266,030	29,325
EUR	2,021,800	Deutsche Bank AG	06/10/15	USD	2,762,385	312,202
EUR	1,546,000	Deutsche Bank AG	06/15/15	USD	2,095,402	221,732
EUR	9,480,000	JPMorgan Chase Bank N.A.	06/23/15	USD	12,941,148	1,450,904
EUR	776,000	Barclays Bank plc	07/16/15	USD	1,059,907	119,074
EUR	3,870,000	Morgan Stanley & Co.	07/16/15	USD	5,283,943	591,899
EUR	7,170,000	Deutsche Bank AG	07/17/15	USD	9,749,407	1,056,257
EUR	1,218,000	Barclays Bank plc	07/20/15	USD	1,651,279	174,464
EUR	670,000	Deutsche Bank AG	07/22/15	USD	908,453	96,057
EUR	4,966,000	Morgan Stanley & Co.	07/22/15	USD	6,722,673	701,244
EUR	609,000	Deutsche Bank AG	07/23/15	USD	825,000	86,557
EUR	799,500	Citibank N.A.	07/28/15	USD	1,078,470	108,958
EUR	5,010,000	JPMorgan Chase Bank N.A.	07/31/15	USD	6,735,745	660,088
EUR	146,322	Barclays Bank plc	08/04/15	USD	196,267	18,810
EUR	5,009,000	HSBC Bank plc	08/04/15	USD	6,722,203	647,370
EUR	5,009,000	UBS AG	08/04/15	USD	6,722,078	647,244
EUR	3,073,000	Barclays Bank plc	08/05/15	USD	4,130,957	404,013
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/05/15	USD	1,831,825	179,259
EUR	502,668	Citibank N.A.	08/10/15	USD	672,143	62,456
EUR	146,742	Citibank N.A.	08/10/15	USD	196,341	18,357
EUR	1,943,000	Deutsche Bank AG	08/11/15	USD	2,603,533	246,829
EUR	2,537,900	JPMorgan Chase Bank N.A.	08/11/15	USD	3,399,200	320,931
EUR	900,000	Goldman Sachs & Co.	08/12/15	USD	1,208,466	116,821
EUR	650,000	Morgan Stanley & Co.	08/14/15	USD	811,824	23,388
EUR	650,000	Morgan Stanley & Co.	08/17/15	USD	872,641	84,168
EUR	2,341,000	Barclays Bank plc	08/18/15	USD	3,141,657	301,893
EUR	1,313,000	Deutsche Bank AG	08/20/15	USD	1,761,160	168,366
EUR	2,600,000	JPMorgan Chase Bank N.A.	08/20/15	USD	3,488,875	334,828
EUR	4,541,000	JPMorgan Chase Bank N.A.	08/21/15	USD	6,062,916	554,164
EUR	1,115,456	Barclays Bank plc	08/26/15	USD	1,484,254	130,970
EUR	440,882	Deutsche Bank AG	08/31/15	USD	583,119	48,193
EUR	720,000	Deutsche Bank AG	09/02/15	USD	951,466	77,855
EUR	1,516,100	Deutsche Bank AG	09/08/15	USD	2,000,069	160,336
EUR	281,896	Barclays Bank plc	09/21/15	USD	366,852	24,710
EUR	3,307,000	Deutsche Bank AG	09/23/15	USD	4,270,825	256,932
EUR	685,747	Barclays Bank plc	09/24/15	USD	884,188	51,845
EUR	840,650	Citibank N.A.	09/28/15	USD	1,084,186	63,760
EUR	1,538,000	Deutsche Bank AG	09/28/15	USD	1,980,683	113,775
EUR	1,815,000	Barclays Bank plc	09/29/15	USD	2,317,401	114,221
EUR	1,620,000	HSBC Bank plc	09/30/15	USD	2,064,261	97,754
EUR	4,440,000	Deutsche Bank AG	10/01/15	USD	5,663,753	273,982
EUR	2,310,000	JPMorgan Chase Bank N.A.	10/07/15	USD	2,927,625	123,178
EUR	3,220,000	Goldman Sachs & Co.	10/09/15	USD	4,079,257	169,848
EUR	3,217,000	JPMorgan Chase Bank N.A.	10/14/15	USD	4,072,272	166,055
EUR	3,529,000	Deutsche Bank AG	10/26/15	USD	4,479,536	193,290
EUR	2,313,904	Barclays Bank plc	10/27/15	USD	2,938,589	128,107
EUR	8,218,000	Deutsche Bank AG	10/28/15	USD	10,454,118	472,254
EUR	4,118,000	Goldman Sachs & Co.	10/29/15	USD	5,238,096	236,117
EUR	1,370,039	Deutsche Bank AG	10/30/15	USD	1,749,471	85,298
EUR	92,609	Deutsche Bank AG	11/03/15	USD	117,289	4,788
EUR	4,170,000	UBS AG	11/04/15	USD	5,242,732	176,890
EUR	1,990,000	Deutsche Bank AG	11/05/15	USD	2,495,918	78,350

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	652,963	Barclays Bank plc	11/06/15	USD	820,278	$27,002
EUR	1,618,000	Deutsche Bank AG	11/10/15	USD	2,020,801	54,934
EUR	9,537,000	Citibank N.A.	11/12/15	USD	11,953,485	365,510
EUR	1,525,000	Deutsche Bank AG	11/12/15	USD	1,900,531	47,573
EUR	413,121	JPMorgan Chase Bank N.A.	11/12/15	USD	517,661	15,697
EUR	1,623,000	Morgan Stanley & Co.	11/12/15	USD	2,029,115	57,082
EUR	309,733	Deutsche Bank AG	11/16/15	USD	387,615	11,238
EUR	86,267	Deutsche Bank AG	11/19/15	USD	107,838	3,002
EUR	1,380,000	Deutsche Bank AG	12/04/15	USD	1,721,826	44,199
EUR	263,000	Standard Chartered Bank	12/09/15	USD	324,889	5,131
EUR	1,529,000	Bank of America N.A.	12/15/15	USD	1,901,235	42,001
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/15/15	USD	1,672,762	43,349
EUR	14,641,000	Barclays Bank plc	01/05/16	USD	17,844,833	33,029
JPY	296,207,000	Deutsche Bank AG	01/07/15	USD	2,844,315	371,369
JPY	174,225,000	Goldman Sachs & Co.	01/08/15	USD	1,679,909	225,342
JPY	44,450,000	Citibank N.A.	01/13/15	USD	424,993	53,874
JPY	133,330,000	Standard Chartered Bank	01/14/15	USD	1,276,129	162,931
JPY	554,560,000	Barclays Bank plc	01/15/15	USD	5,347,533	717,360
JPY	183,890,000	HSBC Bank plc	01/15/15	USD	1,768,173	232,825
JPY	360,500,000	JPMorgan Chase Bank N.A.	01/15/15	USD	3,475,888	465,975
JPY	60,980,000	Deutsche Bank AG	01/16/15	USD	589,937	80,794
JPY	44,590,000	Deutsche Bank AG	01/16/15	USD	431,376	59,078
JPY	248,150,000	Standard Chartered Bank	01/16/15	USD	2,401,703	329,815
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/20/15	USD	533,332	71,013
JPY	359,980,000	Goldman Sachs & Co.	01/27/15	USD	3,482,273	476,398
JPY	342,205,982	Deutsche Bank AG	01/28/15	USD	3,351,675	494,190
JPY	443,025,359	HSBC Bank plc	01/28/15	USD	4,329,125	629,780
JPY	133,761,000	Goldman Sachs & Co.	02/12/15	USD	1,310,072	193,000
JPY	164,870,000	HSBC Bank plc	02/12/15	USD	1,617,602	240,730
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/12/15	USD	1,618,646	242,501
JPY	218,400,000	Citibank N.A.	02/13/15	USD	2,142,857	318,928
JPY	109,360,000	JPMorgan Chase Bank N.A.	02/13/15	USD	1,070,645	157,344
JPY	109,070,000	Citibank N.A.	02/17/15	USD	1,068,895	157,984
JPY	109,540,000	Goldman Sachs & Co.	02/18/15	USD	1,079,116	164,272
JPY	46,833,020	Goldman Sachs & Co.	02/18/15	USD	461,114	69,979
JPY	196,520,000	JPMorgan Chase Bank N.A.	02/18/15	USD	1,935,338	294,064
JPY	144,240,000	HSBC Bank plc	02/24/15	USD	1,413,813	209,103
JPY	54,700,000	Barclays Bank plc	02/25/15	USD	534,049	77,184
JPY	144,300,000	JPMorgan Chase Bank N.A.	02/25/15	USD	1,408,341	203,119
JPY	468,190,000	Barclays Bank plc	02/26/15	USD	4,578,114	667,668
JPY	350,622,000	Standard Chartered Bank	02/26/15	USD	3,431,482	502,996
JPY	36,614,000	Deutsche Bank AG	02/27/15	USD	359,207	53,395
JPY	178,400,000	JPMorgan Chase Bank N.A.	03/03/15	USD	1,752,180	262,072
JPY	160,000,000	JPMorgan Chase Bank N.A.	03/03/15	USD	1,571,092	234,672
JPY	159,900,000	HSBC Bank plc	03/04/15	USD	1,566,879	231,283
JPY	578,374,700	Barclays Bank plc	03/09/15	USD	5,656,006	824,769
JPY	109,701,956	Citibank N.A.	03/17/15	USD	1,072,125	155,687
JPY	465,903,000	Citibank N.A.	03/19/15	USD	4,589,544	697,353
JPY	200,950,000	Morgan Stanley & Co.	03/19/15	USD	1,990,195	311,443
JPY	160,844,000	Deutsche Bank AG	03/24/15	USD	1,575,111	231,330
JPY	164,310,000	Barclays Bank plc	03/25/15	USD	1,608,517	235,764
JPY	86,066,450	Barclays Bank plc	03/25/15	USD	843,458	124,403
JPY	100,800,000	Citibank N.A.	04/15/15	USD	995,787	153,431
JPY	177,260,000	Barclays Bank plc	04/17/15	USD	1,744,548	263,204
JPY	106,500,000	JPMorgan Chase Bank N.A.	04/21/15	USD	1,044,497	154,444
JPY	627,180,000	JPMorgan Chase Bank N.A.	04/22/15	USD	6,152,292	910,698
JPY	8,128,806,420	Goldman Sachs & Co.	05/12/15	USD	80,004,000	12,052,074

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	796,134,720	Deutsche Bank AG	05/13/15	USD	7,849,879	$1,194,593
JPY	791,049,590	Morgan Stanley & Co.	05/13/15	USD	7,793,822	1,181,046
JPY	8,630,050	Bank of America N.A.	05/18/15	USD	85,000	12,853
JPY	8,604,125	Bank of America N.A.	05/19/15	USD	85,000	13,069
JPY	8,627,500	Barclays Bank plc	05/19/15	USD	85,000	12,873
JPY	8,617,300	Citibank N.A.	05/19/15	USD	85,000	12,959
JPY	8,634,400	HSBC Bank plc	05/19/15	USD	85,000	12,815
JPY	275,190,000	JPMorgan Chase Bank N.A.	05/20/15	USD	2,345,336	44,693
JPY	462,800,000	Citibank N.A.	06/09/15	USD	4,531,391	661,365
JPY	693,100,000	HSBC Bank plc	06/09/15	USD	6,785,585	989,745
JPY	596,690,000	Barclays Bank plc	06/10/15	USD	5,843,743	854,043
JPY	464,700,000	Citibank N.A.	06/10/15	USD	4,544,210	658,250
JPY	430,940,000	Citibank N.A.	06/10/15	USD	4,214,078	610,429
JPY	635,480,000	HSBC Bank plc	06/10/15	USD	6,225,954	911,881
JPY	210,400,000	Deutsche Bank AG	06/11/15	USD	2,059,918	300,469
JPY	588,770,000	JPMorgan Chase Bank N.A.	06/11/15	USD	5,763,102	839,573
JPY	119,465,000	Citibank N.A.	06/17/15	USD	1,174,311	175,225
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/17/15	USD	2,441,003	364,470
JPY	930,710,000	Deutsche Bank AG	06/22/15	USD	9,139,841	1,355,849
JPY	811,652,000	Barclays Bank plc	06/30/15	USD	8,010,185	1,221,284
JPY	353,334,000	Citibank N.A.	07/24/15	USD	3,496,210	539,664
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/24/15	USD	5,380,013	828,057
JPY	189,600,000	JPMorgan Chase Bank N.A.	07/27/15	USD	1,876,113	289,538
JPY	411,460,000	Barclays Bank plc	07/29/15	USD	4,055,691	612,467
JPY	105,370,000	Barclays Bank plc	08/11/15	USD	1,033,921	151,949
JPY	303,103,000	Citibank N.A.	08/11/15	USD	2,975,244	438,201
JPY	105,400,000	Citibank N.A.	08/11/15	USD	1,034,601	152,378
JPY	105,370,000	Deutsche Bank AG	08/12/15	USD	1,038,271	156,284
JPY	338,124,000	Deutsche Bank AG	08/18/15	USD	3,315,315	484,787
JPY	639,006,000	HSBC Bank plc	08/20/15	USD	6,252,505	903,022
JPY	457,974,000	JPMorgan Chase Bank N.A.	08/20/15	USD	4,483,304	649,344
JPY	151,705,000	Barclays Bank plc	08/24/15	USD	1,474,453	204,354
JPY	149,920,000	Deutsche Bank AG	08/25/15	USD	1,449,791	194,614
JPY	300,880,000	HSBC Bank plc	08/25/15	USD	2,911,272	392,211
JPY	427,709,000	Barclays Bank plc	08/26/15	USD	4,141,818	560,842
JPY	302,459,000	JPMorgan Chase Bank N.A.	08/26/15	USD	2,926,862	394,537
JPY	256,658,000	Deutsche Bank AG	08/27/15	USD	2,477,621	328,724
JPY	488,094,000	HSBC Bank plc	08/27/15	USD	4,712,151	625,531
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/27/15	USD	2,358,712	315,654
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/31/15	USD	1,452,665	194,508
JPY	109,297,635	Barclays Bank plc	09/18/15	USD	1,025,172	109,708
JPY	109,471,259	JPMorgan Chase Bank N.A.	09/29/15	USD	1,007,661	90,565
JPY	66,105,000	JPMorgan Chase Bank N.A.	09/30/15	USD	609,024	55,219
JPY	55,370,000	JPMorgan Chase Bank N.A.	10/19/15	USD	523,856	59,775
JPY	104,580,000	JPMorgan Chase Bank N.A.	10/20/15	USD	989,170	112,616
JPY	698,590,000	Barclays Bank plc	10/22/15	USD	6,565,078	709,415
JPY	94,232,353	Citibank N.A.	11/10/15	USD	826,581	36,315
JPY	229,154,000	Citibank N.A.	11/12/15	USD	2,016,562	94,690
JPY	157,477,000	HSBC Bank plc	11/12/15	USD	1,380,439	59,709
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/12/15	USD	813,332	36,992
JPY	119,300,000	Morgan Stanley & Co.	11/16/15	USD	1,040,331	39,678
JPY	93,849,000	Standard Chartered Bank	11/16/15	USD	819,771	32,594
JPY	306,357,000	Deutsche Bank AG	11/18/15	USD	2,641,464	71,695
JPY	379,208,000	Citibank N.A.	11/19/15	USD	3,274,539	93,600
JPY	425,961,000	Citibank N.A.	11/20/15	USD	3,675,246	102,029
JPY	79,941,000	HSBC Bank plc	11/24/15	USD	683,841	13,176
JPY	929,100,000	Deutsche Bank AG	12/21/15	USD	7,953,261	152,965

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	930,530,000	HSBC Bank plc	12/21/15	USD	7,956,648	$144,346
JPY	383,980,000	Barclays Bank plc	12/22/15	USD	3,247,408	23,602
JPY	599,020,000	Citibank N.A.	12/22/15	USD	5,073,001	43,771
MYR	48,436,950	JPMorgan Chase Bank N.A.	05/06/15	USD	14,712,514	990,179

Cross Currency Contracts to Buy
EUR	14,637,395	Barclays Bank plc	01/29/15	SEK	137,978,000	15,506
HUF	789,872,400	Deutsche Bank AG	03/19/15	EUR	2,475,313	16,119
HUF	236,727,980	JPMorgan Chase Bank N.A.	03/19/15	EUR	741,978	4,690
HUF	396,052,000	JPMorgan Chase Bank N.A.	03/20/15	EUR	1,245,564	2,694
HUF	393,926,000	JPMorgan Chase Bank N.A.	03/20/15	EUR	1,238,878	2,680
HUF	388,774,000	JPMorgan Chase Bank N.A.	09/23/15	EUR	1,235,655	(23,868)
HUF	311,219,000	JPMorgan Chase Bank N.A.	09/25/15	EUR	988,091	(17,902)
MYR	48,436,950	JPMorgan Chase Bank N.A.	10/08/15	JPY	1,581,287,200	337,675
MYR	44,900,000	JPMorgan Chase Bank N.A.	10/13/15	JPY	1,449,179,828	447,123
PLN	4,666,000	Deutsche Bank AG	02/10/15	EUR	1,091,590	(5,663)
PLN	4,666,000	Barclays Bank plc	02/11/15	EUR	1,090,952	(4,959)
PLN	4,666,000	Deutsche Bank AG	02/17/15	EUR	1,095,820	(11,257)
PLN	5,956,000	Morgan Stanley & Co.	05/27/15	EUR	1,395,501	(18,219)
PLN	39,200,000	Deutsche Bank AG	07/07/15	EUR	9,263,198	(234,451)
PLN	35,870,000	Deutsche Bank AG	08/19/15	EUR	8,416,237	(158,883)
SEK	261,920,000	Barclays Bank plc	01/29/15	EUR	28,314,359	(669,205)

Net Unrealized Appreciation						$82,779,359

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	3-Month USD-LIBOR	3.018%	08/22/23	JPMorgan Chase Bank N.A.	USD	26,870,000	$(1,779,141)	$—	$(1,779,141)
Receive	3-Month USD-LIBOR	3.848%	08/22/43	JPMorgan Chase Bank N.A.	USD	15,360,000	(3,672,680)	—	(3,672,680)

Totals							$(5,451,821)	$—	$(5,451,821)

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.925%	10/17/17	USD	74,980,000	$590,633
Receive	3-Month USD-LIBOR	2.730%	07/07/24	USD	14,050,000	(582,467)

Total						$8,166

Cash in the amount of $37,080,892 and securities in the amount of $7,605,795 have been deposited in segregated accounts held by the counterparties as collateral for forward foreign exchange contracts and swap contracts.

(CLP)—	Chilean Peso
(EUR)—	Euro
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2014

(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—London	Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,065,853,849	$—	$1,065,853,849
Short-Term Investments
Discount Note	—	28,500,000	—	28,500,000
Mutual Fund	21,978,040	—	—	21,978,040
Repurchase Agreement	—	254,930,419	—	254,930,419
Total Short-Term Investments	21,978,040	283,430,419	—	305,408,459
Total Investments	$21,978,040	$1,349,284,268	$—	$1,371,262,308

Collateral for Securities Loaned (Liability)	$—	$(21,978,040)	$—	$(21,978,040)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$106,647,569	$—	$106,647,569
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(23,868,210)	—	(23,868,210)
Total Forward Contracts	$—	$82,779,359	$—	$82,779,359
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$590,633	$—	$590,633
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(582,467)	—	(582,467)
Total Centrally Cleared Swap Contracts	$—	$8,166	$—	$8,166
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(5,451,821)	$—	$(5,451,821)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,116,331,889
Repurchase Agreement	254,930,419
Cash	244,615
Cash denominated in foreign currencies (c)	21,287,380
Cash collateral for centrally cleared swaps	1,588,253
Unrealized appreciation on forward foreign currency exchange contracts	106,647,569
Receivable for:
Investments sold	4,670,936
Fund shares sold	313,748
Dividends and interest	11,860,323
Interest on OTC swap contracts	10,471
Prepaid expenses	3,769

Total Assets	1,517,889,372
Liabilities
OTC swap contracts at market value	5,451,821
Cash collateral for centrally cleared swap contracts	11,942
Unrealized depreciation on forward foreign currency exchange contracts	23,868,210
Collateral for securities loaned	21,978,040
Payables for:
Investments purchased	19,409,302
Fund shares redeemed	43,335
Foreign taxes	603,591
Variation margin on swap contracts	40,137
Interest on OTC swap contracts	502,379
Accrued expenses:
Management fees	738,875
Distribution and service fees	13,708
Deferred trustees’ fees	67,424
Other expenses	476,649

Total Liabilities	73,205,413

Net Assets	$1,444,683,959

Net assets consist of:
Paid in surplus	$1,401,095,571
Undistributed net investment income	25,845,725
Accumulated net realized loss	(1,726,054)
Unrealized appreciation on investments, swap contracts and foreign currency transactions (d)	19,468,717

Net Assets	$1,444,683,959

Net Assets
Class A	$1,380,515,884
Class B	64,168,075
Capital Shares Outstanding*
Class A	121,962,912
Class B	5,707,540
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,173,179,895.
(b)	Includes securities loaned at value of $20,031,644.
(c)	Identified cost of cash denominated in foreign currencies was $21,339,311.
(d)	Includes foreign capital gains tax of $603,591

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest (a)	$46,676,939
Securities lending income	148,692

Total investment income	46,825,631
Expenses
Management fees	8,540,596
Administration fees	33,305
Custodian and accounting fees	1,510,785
Distribution and service fees—Class B	171,060
Audit and tax services	95,069
Legal	34,319
Trustees’ fees and expenses	43,769
Shareholder reporting	50,096
Insurance	8,651
Miscellaneous	13,340

Total expenses	10,500,990

Net Investment Income	36,324,641

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	214,445
Swap contracts	(1,774,173)
Foreign currency transactions	3,800,190

Net realized gain	2,240,462

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(98,410,293)
Swap contracts	(5,650,683)
Foreign currency transactions	84,721,010

Net change in unrealized depreciation	(19,339,966)

Net realized and unrealized loss	(17,099,504)

Net Increase in Net Assets From Operations	$19,225,137

(a)	Net of foreign withholding taxes of $1,751,373.
(b)	Includes change in foreign capital gains tax of $(115,683).

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,324,641	$44,996,540
Net realized gain	2,240,462	20,144,603
Net change in unrealized depreciation	(19,339,966)	(51,091,458)

Increase in net assets from operations	19,225,137	14,049,685

From Distributions to Shareholders
Net investment income
Class A	(60,444,741)	(25,258,496)
Class B	(3,157,552)	(1,507,561)
Net realized capital gains
Class A	0	(5,070,835)
Class B	0	(340,003)

Total distributions	(63,602,293)	(32,176,895)

Increase in net assets from capital share transactions	167,260,154	214,998,175

Total increase in net assets	122,882,998	196,870,965

Net Assets
Beginning of period	1,321,800,961	1,124,929,996

End of period	$1,444,683,959	$1,321,800,961

Undistributed net investment income
End of period	$25,845,725	$57,510,785

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	13,374,366	$151,454,777	17,720,480	$210,385,198
Reinvestments	5,387,232	60,444,741	2,542,274	30,329,331
Redemptions	(3,534,727)	(40,475,497)	(1,799,528)	(21,180,248)

Net increase	15,226,871	$171,424,021	18,463,226	$219,534,281

Class B
Sales	419,298	$4,797,172	1,006,488	$11,739,010
Reinvestments	282,935	3,157,552	155,650	1,847,564
Redemptions	(1,059,442)	(12,118,591)	(1,563,610)	(18,122,680)

Net decrease	(357,209)	$(4,163,867)	(401,472)	$(4,536,106)

Increase derived from capital shares transactions		$167,260,154		$214,998,175

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.72	$11.88	$11.54	$12.45	$11.02

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.43	0.43	0.50	0.49
Net realized and unrealized gain (loss) on investments	(0.14)	(0.28)	1.15	(0.47)	1.03

Total from investment operations	0.16	0.15	1.58	0.03	1.52

Less Distributions
Distributions from net investment income	(0.56)	(0.26)	(1.24)	(0.92)	(0.09)
Distributions from net realized capital gains	0.00	(0.05)	0.00	(0.02)	(0.00	)(b)

Total distributions	(0.56)	(0.31)	(1.24)	(0.94)	(0.09)

Net Asset Value, End of Period	$11.32	$11.72	$11.88	$11.54	$12.45

Total Return (%) (c)	1.41	1.27	14.64	(0.06)	13.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.72	0.73	0.74	0.73
Ratio of net investment income to average net assets (%)	2.56	3.69	3.78	4.09	4.18
Portfolio turnover rate (%)	28	37	35	46	18
Net assets, end of period (in millions)	$1,380.5	$1,251.2	$1,048.6	$926.3	$747.3

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.64	$11.80	$11.48	$12.41	$11.00

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.40	0.40	0.46	0.46
Net realized and unrealized gain (loss) on investments	(0.13)	(0.27)	1.14	(0.46)	1.03

Total from investment operations	0.13	0.13	1.54	0.00	1.49

Less Distributions
Distributions from net investment income	(0.53)	(0.24)	(1.22)	(0.91)	(0.08)
Distributions from net realized capital gains	0.00	(0.05)	0.00	(0.02)	(0.00	)(b)

Total distributions	(0.53)	(0.29)	(1.22)	(0.93)	(0.08)

Net Asset Value, End of Period	$11.24	$11.64	$11.80	$11.48	$12.41

Total Return (%) (c)	1.14	1.04	14.29	(0.33)	13.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	0.97	0.98	0.99	0.98
Ratio of net investment income to average net assets (%)	2.31	3.44	3.53	3.81	3.86
Portfolio turnover rate (%)	28	37	35	46	18
Net assets, end of period (in millions)	$64.2	$70.6	$76.3	$67.3	$46.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $254,930,419, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if

MIST-22

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (b)	$590,633	Unrealized depreciation on centrally cleared swap contracts* (b)	$582,467
			OTC swap contracts at market value (a)	5,451,821
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	106,647,569	Unrealized depreciation on forward foreign currency exchange contracts	23,868,210

Total		$107,238,202		$29,902,498

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest receivable of $10,471 and OTC swap interest payable of $502,379.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Bank of America N.A.	$243,413	$—	$—		$243,413
Barclays Bank plc	13,122,275	(863,284)	(12,007,000	)(1)	251,991
Citibank N.A.	8,411,231	(2,827,962)	(5,459,191	)(1)	124,078
Deutsche Bank AG	34,190,970	(6,735,656)	—		27,455,314
Goldman Sachs & Co.	18,317,882	—	(18,317,882	)(1)	—
HSBC Bank plc	7,817,359	(7,412,702)	—		404,657
JPMorgan Chase Bank N.A.	13,870,644	(10,322,765)	(2,160,496	)(1)	1,387,383
Morgan Stanley & Co.	3,342,364	(1,157,662)	—		2,184,702
Standard Chartered Bank	6,507,297	—	(6,370,000	)(1)	137,297
UBS AG	824,134	—	—		824,134

	$106,647,569	$(29,320,031)	$(44,314,569)		$33,012,969

MIST-23

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$863,284	$(863,284)	$—	$—
Citibank N.A.	2,827,962	(2,827,962)	—	—
Deutsche Bank AG	6,735,656	(6,735,656)	—	—
HSBC Bank plc	7,412,702	(7,412,702)	—	—
JPMorgan Chase Bank N.A.	10,322,765	(10,322,765)	—	—
Morgan Stanley & Co.	1,157,662	(1,157,662)	—	—

	$29,320,031	$(29,320,031)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$4,556,846	$4,556,846
Swap contracts	(1,774,173)	—	(1,774,173)

	$(1,774,173)	$4,556,846	$2,782,673

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$85,267,334	$85,267,334
Swap contracts	(5,650,683)	—	(5,650,683)

	$(5,650,683)	$85,267,334	$79,616,651

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,350,481,119
Swap contracts	68,000,000

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant

MIST-24

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$274,838,268	$0	$259,055,933

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$8,540,596	0.600%	ALL

MIST-25

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$63,602,293	$26,818,418	$—	$5,358,477	$63,602,293	$32,176,895

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$118,597,789	$2,430,024	$(77,372,001)	$—	$43,655,812

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized $2,828,709 of capital loss carryforwards.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-26

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-27

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton International Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton International Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-29

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-30

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-31

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-32

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Templeton International Bond Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014 and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also took into account that the Portfolio’s actual management fees were below the medians of the Expense Group, the Expense Universe, and the Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the median of the Expense Group, slightly below the median of the Expense Universe, and slightly above the median of the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-33

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MetLife Asset Allocation 100 Portfolio returned 5.24% and 5.09%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 6.59%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (GDP) grew at a healthy rate in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically, combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance in respect to interest rates, provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity market outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short-term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved toward further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade Credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by the depreciation of many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 100 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios.

Over the twelve month period, the Portfolio underperformed the Dow Jones Aggressive Index due to unfavorable security selection in a number of underlying portfolios in addition to a cash drag during a year the market was fairly strong.

The domestic equity portfolios in aggregate produced a positive contribution. The ClearBridge Aggressive Growth Portfolio considerably outpaced its benchmark. Strong stock selection in the Health Care, Technology, and Consumer Discretionary sectors generated sizable contributions to relative performance. An overweight to the Health Care sector further enhanced return. The T. Rowe Price Large Cap Value Portfolio and WMC Large Cap Research Portfolio also contributed positively. For the T. Rowe Price Large Cap Value Portfolio, solid stock selection in the Industrials sector more than compensated for a negative impact from an underweight position to the Technology sector. More specifically, within the Industrials sector, the portfolio’s holding in Southwest Airlines generated a significant contribution as the price of the stock soared more than 100% in the past year. The WMC Large Cap Research Portfolio benefited from strong stock selection in the Health Care and Materials sectors. Conversely, the Morgan Stanley Mid Cap Growth Portfolio detracted from the allocation portfolio’s relative performance, driven largely by stock selection in the Technology sector. A number of holdings in the internet and software space, which enjoyed strong returns in 2013, struggled during the growth sell-off in the spring of 2014. The Jennison Growth Portfolio was another performance detractor. Underperformance was primarily attributable to weak stock selection in the Technology and Consumer Discretionary sectors. Additionally, the Loomis Sayles Small Cap Growth Portfolio underperformed its benchmark index as well. Stock selection in the Information Technology sector was particularly weak. An overweight position to the Energy sector further dampened the relative performance.

MIST-1

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Within the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio produced a large detraction to the allocation portfolio’s relative performance as the Energy sector sold off due to plummeting oil prices. The MFS Emerging Markets Portfolio was another performance detractor. Despite a positive contribution from an underweight position to the Energy and Materials sector, stock selection in a number of sectors hampered the relative performance. The MFS Research International Portfolio also hindered the allocation portfolio’s relative results to some extent due to its weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors. Conversely, the Clarion Global Real Estate Portfolio aided the relative performance of the allocation portfolio as the real estate investment trust (“REIT”) industry surged in the past year. The Clarion Global Real Estate Portfolio serves as a good diversifier in the underlying portfolio line-up, especially to balance off the other portfolios whose managers don’t invest in REITs. Since being added to the allocation portfolio in the beginning of May, the Met/Artisan International Portfolio also contributed positively, benefiting from a minimal exposure to the Energy sector in addition to healthy stock selection in the Technology and Health Care sectors.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Asset Allocation 100 Portfolio
Class A	5.24	12.03	—	6.78
Class B	5.09	11.77	5.86	—
Dow Jones Aggressive Index	6.59	12.37	7.87	—

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 11/4/2004, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
ClearBridge Aggressive Growth Portfolio (Class A)	6.1
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.1
Jennison Growth Portfolio (Class A)	6.1
MFS Value Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
WMC Core Equity Opportunities Portfolio (Class A)	5.1
Invesco Comstock Portfolio (Class A)	5.1
Harris Oakmark International Portfolio (Class A)	4.4
Met/Dimensional International Small Company Portfolio (Class A)	4.2
BlackRock Capital Appreciation Portfolio (Class A)	4.1

MIST-3

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.79%	$1,000.00	$997.20	$3.98
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B(a)	Actual	1.04%	$1,000.00	$996.40	$5.23
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	6,152,045	$61,951,096
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,800,228	74,151,408
BlackRock Large Cap Value Portfolio (Class A) (a)	6,522,492	64,507,451
Clarion Global Real Estate Portfolio (Class A) (b)	5,901,439	73,354,888
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,928,014	110,640,382
Frontier Mid Cap Growth Portfolio (Class A) (a)	748,078	27,888,360
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,711,574	27,967,112
Harris Oakmark International Portfolio (Class A) (b)	4,914,882	78,343,217
Invesco Comstock Portfolio (Class A) (b)	5,834,871	92,132,610
Invesco Mid Cap Value Portfolio (Class A) (b)	907,505	18,476,810
Invesco Small Cap Growth Portfolio (Class A) (b)	2,359,603	46,295,413
Jennison Growth Portfolio (Class A) (a)	6,765,985	109,811,929
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,873,546	33,892,448
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,287,123	33,620,702
Met/Artisan International Portfolio (Class A) (b) (c)	5,232,788	52,537,192
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	134,537	36,565,680
Met/Dimensional International Small Company Portfolio (Class A) (a)	5,079,046	75,373,038
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (Class A) (b)	1,612,268	33,067,620
MFS Emerging Markets Equity Portfolio (Class A) (b)	6,023,856	57,949,491
MFS Research International Portfolio (Class A) (b)	4,698,191	51,351,223
MFS Value Portfolio (Class A) (a)	5,044,370	92,715,521
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	1,094,549	18,071,007

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	1,630,080	29,455,537
Oppenheimer Global Equity Portfolio (Class A) (b)	1,302,141	26,485,549
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,457,248	110,361,460
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,574,865	92,540,658
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,231,799	27,942,129
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,192,106	27,895,275
Van Eck Global Natural Resources Portfolio (Class A) (a)	5,197,216	58,832,485
WMC Core Equity Opportunities Portfolio (Class A) (a)	2,136,755	92,158,261
WMC Large Cap Research Portfolio (Class A) (b)	4,473,695	64,823,848

Total Mutual Funds (Cost $1,496,932,926)		1,801,159,800

Total Investments—100.0% (Cost $1,496,932,926) (d)		1,801,159,800
Other assets and liabilities (net)—0.0%		(504,539)

Net Assets—100.0%		$1,800,655,261

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,531,260,935. The aggregate unrealized appreciation and depreciation of investments were $286,484,699 and $(16,585,834), respectively, resulting in net unrealized appreciation of $269,898,865 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,801,159,800	$—	$—	$1,801,159,800
Total Investments	$1,801,159,800	$—	$—	$1,801,159,800

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Affiliated investments at value (a)	$1,801,159,800
Receivable for:
Investments sold	209,163
Fund shares sold	175,440

Total Assets	1,801,544,403
Liabilities
Payables for:
Fund shares redeemed	384,603
Accrued expenses:
Management fees	108,534
Distribution and service fees	248,918
Deferred trustees’ fees	111,560
Other expenses	35,527

Total Liabilities	889,142

Net Assets	$1,800,655,261

Net assets consist of:
Paid in surplus	$1,375,025,186
Undistributed net investment income	24,042,354
Accumulated net realized gain	97,360,847
Unrealized appreciation on affiliated investments	304,226,874

Net Assets	$1,800,655,261

Net Assets
Class A	$631,639,932
Class B	1,169,015,329
Capital Shares Outstanding*
Class A	45,010,389
Class B	83,648,944
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.03
Class B	13.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,496,932,926.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from affiliated investments	$17,138,050

Total investment income	17,138,050
Expenses
Management fees	1,293,628
Administration fees	22,323
Deferred expense reimbursement	68,214
Custodian and accounting fees	25,277
Distribution and service fees—Class B	2,996,675
Audit and tax services	26,310
Legal	35,265
Trustees’ fees and expenses	45,669
Miscellaneous	6,423

Total expenses	4,519,784

Net Investment Income	12,618,266

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	123,281,321
Capital gain distributions from Affiliated Underlying Portfolios	82,767,075

Net realized gain	206,048,396

Net change in unrealized depreciation on affiliated investments	(126,655,012)

Net realized and unrealized gain	79,393,384

Net Increase in Net Assets From Operations	$92,011,650

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,618,266	$12,510,544
Net realized gain	206,048,396	87,220,247
Net change in unrealized appreciation (depreciation)	(126,655,012)	296,960,137

Increase in net assets from operations	92,011,650	396,690,928

From Distributions to Shareholders
Net investment income
Class A	(5,957,726)	(736,790)
Class B	(8,551,799)	(8,281,024)

Total distributions	(14,509,525)	(9,017,814)

Increase (decrease) in net assets from capital share transactions	(145,510,433)	415,127,110

Total increase (decrease) in net assets	(68,008,308)	802,800,224

Net Assets
Beginning of period	1,868,663,569	1,065,863,345

End of period	$1,800,655,261	$1,868,663,569

Undistributed net investment income
End of period	$24,042,354	$14,185,143

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,212,369	$16,611,001	2,619,374	$30,726,583
Shares issued through acquisition	0	0	44,617,982	505,967,920
Reinvestments	451,343	5,957,726	67,042	736,790
Redemptions	(4,686,992)	(64,293,621)	(5,808,570)	(69,512,462)

Net increase (decrease)	(3,023,280)	$(41,724,894)	41,495,828	$467,918,831

Class B
Sales	5,347,753	$72,593,786	9,511,395	$112,021,339
Reinvestments	649,339	8,551,799	754,879	8,281,024
Redemptions	(13,551,678)	(184,931,124)	(14,650,878)	(173,094,084)

Net decrease	(7,554,586)	$(103,785,539)	(4,384,604)	$(52,791,721)

Increase (decrease) derived from capital shares transactions		$(145,510,433)		$415,127,110

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.46	$10.48	$9.03	$9.68	$8.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.02	0.09	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	0.58	3.07	1.44	(0.51)	1.33

Total from investment operations	0.70	3.09	1.53	(0.52)	1.41

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.08)	(0.13)	(0.12)

Total distributions	(0.13)	(0.11)	(0.08)	(0.13)	(0.12)

Net Asset Value, End of Period	$14.03	$13.46	$10.48	$9.03	$9.68

Total Return (%) (b)	5.24	29.77	17.05	(5.57)	16.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.08	0.10	0.10	0.10	0.11
Net ratio of expenses to average net assets (%) (c) (d)	0.08	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (e)	0.85	0.15	0.89	(0.08)	0.87
Portfolio turnover rate (%)	17	13	13	23	13
Net assets, end of period (in millions)	$631.6	$646.3	$68.5	$56.3	$1.2

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.40	$10.43	$8.99	$9.64	$8.37

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.13	0.07	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.60	2.93	1.43	(0.60)	1.28

Total from investment operations	0.68	3.06	1.50	(0.54)	1.37

Less Distributions
Distributions from net investment income	(0.10)	(0.09)	(0.06)	(0.11)	(0.10)

Total distributions	(0.10)	(0.09)	(0.06)	(0.11)	(0.10)

Net Asset Value, End of Period	$13.98	$13.40	$10.43	$8.99	$9.64

Total Return (%) (b)	5.09	29.51	16.74	(5.78)	16.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.33	0.35	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (c) (d)	0.33	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	0.60	1.07	0.67	0.61	1.02
Portfolio turnover rate (%)	17	13	13	23	13
Net assets, end of period (in millions)	$1,169.0	$1,222.3	$997.4	$945.4	$798.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Asset Allocation Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Asset Allocation Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Asset Allocation Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-10

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$315,659,251	$0	$380,317,571

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$1,293,628	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Asset Allocation Portfolio. The Expense Limitation Agreement was in effect with respect to the Asset Allocation Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Asset Allocation

MIST-11

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Asset Allocation Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Asset Allocation Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class A	Class B
0.10%	0.35%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Asset Allocation Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Asset Allocation Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Asset Allocation Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2014, there were no expenses deferred in 2014 and $68,214 was repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts recouped for the year ended December 31, 2014 are shown as Deferred expense reimbursement in the Statement of Operations.

Effective April 28, 2014, there was no longer an expense cap for the Asset Allocation Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Baillie Gifford International Stock	7,047,790	149,147	(1,044,892)	6,152,045
BlackRock Capital Appreciation	2,505,725	9,855	(715,352)	1,800,228
BlackRock Large Cap Value	4,688,404	2,064,270	(230,182)	6,522,492

MIST-12

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Clarion Global Real Estate	7,979,733	216,016	(2,294,310)	5,901,439
ClearBridge Aggressive Growth	8,436,377	30,923	(1,539,286)	6,928,014
Frontier Mid Cap Growth	1,020,730	97,055	(369,707)	748,078
Goldman Sachs Mid Cap Value	2,389,858	539,415	(1,217,699)	1,711,574
Harris Oakmark International	4,353,531	647,083	(85,732)	4,914,882
Invesco Comstock	7,768,499	95,824	(2,029,452)	5,834,871
Invesco Mid Cap Value	—	925,670	(18,165)	907,505
Invesco Small Cap Growth	2,299,893	294,287	(234,577)	2,359,603
Jennison Growth	8,348,024	537,812	(2,119,851)	6,765,985
JPMorgan Small Cap Value	1,694,510	259,913	(80,877)	1,873,546
Loomis Sayles Small Cap Growth	3,178,318	440,673	(1,331,868)	2,287,123
Met/Artisan International	—	5,267,743	(34,955)	5,232,788
Met/Artisan Mid Cap Value	157,150	1,259	(23,872)	134,537
Met/Dimensional International Small Company	4,456,244	849,160	(226,358)	5,079,046
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	1,613,240	77,448	(78,420)	1,612,268
MFS Emerging Markets Equity	7,754,220	535,788	(2,266,152)	6,023,856
MFS Research International	6,150,753	208,855	(1,661,417)	4,698,191
MFS Value	5,308,269	370,613	(634,512)	5,044,370
Morgan Stanley Mid Cap Growth	2,609,224	46,637	(1,561,312)	1,094,549
Neuberger Berman Genesis	1,659,725	13,607	(43,252)	1,630,080
Oppenheimer Global Equity	—	1,311,907	(9,766)	1,302,141
T. Rowe Price Large Cap Growth	5,388,791	434,396	(1,365,939)	4,457,248
T. Rowe Price Large Cap Value	2,924,611	47,263	(397,009)	2,574,865
T. Rowe Price Mid Cap Growth	3,454,542	364,143	(1,586,886)	2,231,799
T. Rowe Price Small Cap Growth	396,540	850,784	(55,218)	1,192,106
Van Eck Global Natural Resources	5,147,395	505,816	(455,995)	5,197,216
WMC Core Equity Opportunities	1,759,025	496,216	(118,486)	2,136,755
WMC Large Cap Research	—	4,675,147	(201,452)	4,473,695

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Baillie Gifford International Stock	$2,077,529	$—	$1,027,876	$61,951,096
BlackRock Capital Appreciation	5,790,142	—	58,671	74,151,408
BlackRock Large Cap Value	758,530	13,138,759	721,057	64,507,451
Clarion Global Real Estate	10,009,469	—	1,710,981	73,354,888
ClearBridge Aggressive Growth	13,639,494	—	349,763	110,640,382
Frontier Mid Cap Growth	932,849	3,222,933	—	27,888,360
Goldman Sachs Mid Cap Value	3,746,520	7,494,875	332,342	27,967,112
Harris Oakmark International	837,440	7,672,486	2,086,188	78,343,217
Invesco Comstock	13,792,762	—	1,312,507	92,132,610
Invesco Mid Cap Value	19,354	—	—	18,476,810
Invesco Small Cap Growth	2,534,011	5,139,235	—	46,295,413
Jennison Growth	14,272,477	6,852,325	336,999	109,811,929
JPMorgan Small Cap Value	197,410	3,950,280	360,939	33,892,448
Loomis Sayles Small Cap Growth	3,522,995	5,792,635	—	33,620,702
Met/Artisan International	1,354	—	—	52,537,192
Met/Artisan Mid Cap Value	2,475,694	—	301,550	36,565,680
Met/Dimensional International Small Company	1,636,164	2,529,849	1,619,616	75,373,038
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	831,900	1,349,704	93,796	33,067,620
MFS Emerging Markets Equity	6,959,246	—	884,283	57,949,491
MFS Research International	4,427,189	—	1,768,152	51,351,223
MFS Value	5,503,573	4,449,339	1,594,652	92,715,521
Morgan Stanley Mid Cap Growth	4,941,144	—	21,999	18,071,007
Neuberger Berman Genesis	306,198	—	114,796	29,455,537
Oppenheimer Global Equity	1,944	—	—	26,485,549
T. Rowe Price Large Cap Growth	9,531,088	8,961,985	78,476	110,361,460
T. Rowe Price Large Cap Value	4,916,988	—	1,445,746	92,540,658
T. Rowe Price Mid Cap Growth	5,720,983	3,977,630	—	27,942,129

MIST-13

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
T. Rowe Price Small Cap Growth	$190,149	$689,238	$1,545	$27,895,275
Van Eck Global Natural Resources	2,370,148	1,195,229	384,731	58,832,485
WMC Core Equity Opportunities	1,125,647	6,350,573	531,385	92,158,261
WMC Large Cap Research	210,930	—	—	64,823,848

	$123,281,321	$82,767,075	$17,138,050	$1,801,159,800

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$14,509,525	$9,017,814	$—	$—	$14,509,525	$9,017,814

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$24,153,914	$131,688,856	$269,898,865	$—	$425,741,635

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

During the year ended December 31, 2014, the Asset Allocation Portfolio utilized capital loss carryforwards of $45,809,779.

9. Acquisition

At the close of business on April 26, 2013, the Asset Allocation Portfolio, with aggregate Class A and Class B net assets of $73,784,334 and $1,073,640,005, respectively, acquired all of the assets and liabilities of Zenith Equity Portfolio of the Metropolitan Series Fund (“Zenith Equity”).

The acquisition was accomplished by a tax-free exchange of 44,617,982 Class A shares of the Asset Allocation Portfolio (valued at $505,967,920) for 1,460,084 Class A shares of Zenith Equity. Each shareholder of Zenith Equity received Class A shares of the Asset Allocation Portfolio at the Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Zenith Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Asset Allocation Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Zenith Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Zenith Equity’s net assets on April 26, 2013, were $505,967,920 for Class A shares, including investments valued at $506,025,400 with a cost basis of $512,194,667. For financial reporting purposes, assets received, liabilities assumed and shares issued by the

MIST-14

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received by the Asset Allocation Portfolio from Zenith Equity were carried forward to align ongoing reporting of the Asset Allocation Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Asset Allocation Portfolio immediately after the acquisition were $1,653,392,259, which included $(6,169,267) of acquired unrealized depreciation.

Assuming the acquisition had been completed on January 1, 2013, the Asset Allocation Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$19,768,418	(a)
Net realized and unrealized gain on investments	$425,928,242	(b)

Net increase in net assets from operations	$445,696,660

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Zenith Equity that have been included in the Asset Allocation Portfolio’s Statement of Operations since April 26, 2013.

(a)	$12,510,544 net investment income as reported December 31, 2013, plus $7,392,816 from Zenith Equity pre-merger net investment income, minus $80,324 in higher advisory fees, minus $54,618 of proforma additional other expenses.
(b)	$430,881,886 Unrealized appreciation as reported December 31, 2013, minus $124,708,212 pro-forma December 31, 2012 Unrealized appreciation, plus $87,220,247 net realized gain as reported December 31, 2013, plus $32,534,321 in net realized gain from Zenith Equity pre-merger.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Asset Allocation Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 100 Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Asset Allocation 100 Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Asset Allocation 100 Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.
The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MIST-19

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-20

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio). The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014 and underperformed both the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Aggressive AA Broad Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board also noted that the Portfolio underperformed its other benchmark, the Dow Jones Aggressive Index, for the one- and five-year periods ended October 31, 2014 and outperformed the Dow Jones Aggressive Index for the three-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and equal to the Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

For the one year period ended December 31, 2014, the Class B shares of the MetLife Balanced Plus Portfolio returned 9.65%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (the “Fed”) continued tapering its asset purchases and remained on track to conclude their purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500 Index hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.93%, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged nearly 40% as still weak global growth brought concerns about oil demand and OPEC’s (Organization of the Petroleum Exporting Countries) decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

TOTAL PORTFOLIO REVIEW/ PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio was composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying Portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of MetLife Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures.

Combining the two sleeves, the equity exposure of the Portfolio was at its maximum of 70% for the majority of the period as well as at the year end. However, short bouts of volatility activated de-risking which resulted in brief periods of lower Portfolio equity allocations in February, October, and December.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Base Sleeve Portfolio generated a positive return for investors over the twelve month period. A modest overweight to domestic equity contributed positively while security selection in a handful of underlying portfolios weighed on relative result. From a security selection perspective, domestic equity portfolios in aggregate did not add value during the past year. The Met/Artisan Mid Cap Value Portfolio and the Morgan Stanley Mid Cap Growth Portfolio were two noticeable underperformers. The Met/Artisan Mid Cap Value Portfolio substantially lagged the Russell Mid Cap Value Index driven largely by its Energy sector holdings. An overweight position in the sector as well as stock selection within the sector weighed heavily on results. The portfolio’s holdings in a number of oil & gas exploration and production companies, and drilling companies, were among the largest decliners within the Energy sector as stock prices of these companies were most impacted by plunging oil prices. For the Morgan Stanley Mid Cap Growth Portfolio, underperformance was primarily attributable to stock selection in the Technology sector. A

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

number of holdings in the internet and software space, which enjoyed strong returns in 2013, struggled during the growth sell-off in the spring of 2014, and therefore hampered the portfolio’s relative performance. The Neuberger Berman Genesis Portfolio was another performance detractor. Weak relative return was largely driven by a lack of exposure in real estate investment trusts (“REITs”), which performed strongly in 2014. The team generally does not invest in REITs as these companies do not meet the team’s investment philosophy: strong cash flow generating capabilities, the ability to finance their own growth, and high barriers to entry. On the positive side, the ClearBridge Aggressive Growth Portfolio considerably outpaced its benchmark. Strong stock selection in the Health Care, Technology, and Consumer Discretionary sectors generated significant contributions to relative performance. An overweight to the Health Care sector further enhanced return.

Within the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio was the top detractor as the Energy sector sold off due to plummeting oil prices. The MFS Research International Portfolio also hindered the Base Sleeve’s relative results to some extent due to its weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors. Conversely, the Clarion Global Real Estate Portfolio contributed positively, as the REITs industry surged in the past year. The Clarion portfolio serves as a good diversifier in the underlying portfolio line-up, especially to balance off the other portfolios whose managers do not invest in REITs. Since being added to the Base Sleeve in the beginning of May, the Met/Artisan International Portfolio also contributed positively, benefiting from a minimal exposure to the Energy sector in addition to solid stock selection in the Technology and Health Care sectors.

Among all the fixed income underlying portfolios, the BlackRock Bond Income Portfolio produced the largest positive contribution to the Base Sleeve’s relative performance. The portfolio outperformed the Barclays U.S. Aggregate Bond Index due largely to its yield curve positioning. Yields on the long end of the U.S. yield curve declined significantly as curve flattened throughout the year; bonds with a long maturity delivered remarkable returns in 2014. The portfolio benefited from an overweight to longer dated bonds. Additionally, the portfolio’s holdings in securitized assets added value as investors’ demand for yield boosted the returns of this sector. The Met/Templeton International Bond Portfolio also contributed positively. Despite a modest detraction from its defensive interest rate position, the portfolio significantly benefited from a sizable underweight to the euro and the Japanese yen, as both currencies experienced a large depreciation against the U.S. dollar. Conversely, the Met/Franklin Low Duration Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio detracted from the Base Sleeve’s relative result due to the underperformance of these two groups of bonds: short dated bonds lagged long dated bonds as a result of curve flattening and inflation protected bonds trailed bonds with similar maturities as inflation expectations moderated over the course of the year.

OVERLAY SLEEVE PORTFOLIO REVIEW

The Portfolio’s Overlay Sleeve maintained a maximum allocation to equities during much of the year as a result of low volatility in financial markets. This equity overweight contributed a total of approximately 40% to overall Portfolio equity exposure and resulted in positive absolute and relative returns, given the outperformance of U.S. equity markets. Equity exposure in the Overlay Sleeve was obtained by purchasing S&P 500 Index futures contracts. Since the performance of the S&P 500 Index futures contracts was substantially similar to that of the underlying securities, PIMCO used these derivatives as risk-neutral and cost-effective substitutes for physical securities.

The collateral backing the derivative exposure within the Overlay Sleeve was composed primarily of U.S Treasuries, but also included modest exposures to high quality Corporates, Agencies, Sovereigns, and Municipal bonds. During the year, PIMCO maintained a modest underweight to the long end of the curve. While this underweight detracted from returns, a focus on intermediate maturities in the 10- to 15-year portion of the curve more than offset this negative impact due to the significant rally in yields beyond the 5-year maturity point. Modest exposures to Government-Related bonds and duration exposure in Canada also added to returns as they outperformed like-duration Treasuries over the period.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Vineer Bhansali

Steve A. Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	9.65	8.38
Dow Jones Moderate Index	5.35	6.70

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.8
PIMCO Total Return Portfolio (Class A)	6.9
JPMorgan Core Bond Portfolio (Class A)	6.3
Western Asset Management U.S. Government Portfolio (Class A)	3.4
Harris Oakmark International Portfolio (Class A)	3.3
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.3
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.1
Baillie Gifford International Stock Portfolio (Class A)	2.4
Met/Templeton International Bond Portfolio (Class A)	2.3
MFS Research International Portfolio (Class A)	2.3

Top Sectors

% of Net Assets
Mutual Funds	67.7
U.S. Treasury & Government Agencies	21.1
Corporate Bonds & Notes	3.1
Foreign Government	0.7
Municipals	0.2
Mortgage-Backed Securities	0.2

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)(b)	Actual	0.94%	$1,000.00	$1,021.80	$4.79
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—67.7% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—67.7%
Baillie Gifford International Stock Portfolio (Class A) (a)	26,146,656	$263,296,829
BlackRock Bond Income Portfolio (Class A) (a)	7,824,602	868,296,039
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,414,937	58,281,264
BlackRock High Yield Portfolio (Class A) (b)	13,050,527	107,144,826
Clarion Global Real Estate Portfolio (Class A) (b)	12,590,425	156,498,985
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,584,760	57,248,623
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,528,419	56,979,474
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	10,608,725	173,346,569
Harris Oakmark International Portfolio (Class A) (b)	23,365,214	372,441,504
Invesco Comstock Portfolio (Class A) (b)	3,568,395	56,344,954
Invesco Small Cap Growth Portfolio (Class A) (b)	5,798,528	113,767,114
Jennison Growth Portfolio (Class A) (a)	4,223,413	68,545,995
JPMorgan Core Bond Portfolio (Class A) (b)	66,892,502	700,364,500
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,207,281	112,289,714
Met/Artisan International Portfolio (Class A) (b) (h)	21,000,052	210,840,525
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	589,452	160,207,136
Met/Dimensional International Small Company Portfolio (Class A) (a)	9,791,843	145,310,951
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	15,426,915	159,051,491
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	37,353,697	372,416,363
Met/Templeton International Bond Portfolio (Class A) (b)	23,104,853	261,546,938
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (Class A) (b)	5,332,374	109,367,000
MFS Emerging Markets Equity Portfolio (Class A) (b)	14,794,507	142,323,158
MFS Research International Portfolio (Class A) (b)	23,511,728	256,983,189
MFS Value Portfolio (Class A) (a)	3,148,265	57,865,106
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	9,821,036	162,145,297
Neuberger Berman Genesis Portfolio (Class A) (a)	4,201,925	75,928,789
Oppenheimer Global Equity Portfolio (Class A) (b)	2,607,272	53,031,921
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	21,183,295	213,527,615
PIMCO Total Return Portfolio (Class A) (b)	63,389,303	766,376,677
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,602,018	57,576,510

Affiliated Investment Companies—(Continued)
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	7,159,425	$89,635,997
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	4,928,155	115,318,833
Van Eck Global Natural Resources Portfolio (Class A) (a)	11,606,640	131,387,162
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	26,005,759	349,257,338
Western Asset Management U.S. Government Portfolio (Class A) (a)	30,885,440	374,022,679
WMC Core Equity Opportunities Portfolio (Class A) (a)	1,285,222	55,431,612
WMC Large Cap Research Portfolio (Class A) (b)	3,844,546	55,707,475

Total Mutual Funds (Cost $7,168,180,882)		7,540,106,152

U.S. Treasury & Government Agencies—21.1%

Federal Agencies—1.3%
Federal Home Loan Mortgage Corp. 1.750%, 05/30/19	36,000,000	36,199,584
2.375%, 01/13/22	10,500,000	10,608,087
6.250%, 07/15/32	30,000,000	43,849,020
Federal National Mortgage Association 6.625%, 11/15/30	1,300,000	1,930,310
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	22,368,534
Zero Coupon, 07/15/20	33,405,000	29,670,488

		144,626,023

U.S. Treasury—19.8%
U.S. Treasury Bonds
2.750%, 11/15/42	11,500,000	11,488,316
2.875%, 05/15/43	126,000,000	128,874,312
3.000%, 05/15/42	3,000,000	3,153,282
3.125%, 11/15/41 (c)	206,900,000	223,290,411
3.125%, 02/15/42 (c)	149,100,000	160,503,764
3.125%, 02/15/43	61,200,000	65,708,726
3.125%, 08/15/44	13,100,000	14,102,962
3.375%, 05/15/44	58,495,000	65,852,560
4.250%, 11/15/40	177,700,000	230,038,159
4.375%, 02/15/38	105,600,000	138,179,290
4.375%, 11/15/39	33,600,000	44,058,000
4.375%, 05/15/40	7,100,000	9,333,724
4.375%, 05/15/41 (c)	93,500,000	124,018,961
4.500%, 05/15/38	63,000,000	83,942,586
4.625%, 02/15/40	7,000,000	9,515,625
5.250%, 02/15/29	131,000,000	176,113,125
5.375%, 02/15/31	8,000,000	11,150,624
5.500%, 08/15/28	59,900,000	81,782,189
6.000%, 02/15/26	26,700,000	36,593,605
6.250%, 08/15/23	88,000,000	117,170,592

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
6.500%, 11/15/26	39,900,000	$57,434,175
8.000%, 11/15/21 (c)	57,700,000	80,275,125
U.S. Treasury Floating Rate Note 0.093%, 10/31/16 (d)	63,700,000	63,660,697
U.S. Treasury Inflation Indexed Bonds
2.000%, 01/15/26	4,546,206	5,209,670
3.625%, 04/15/28	5,872,440	8,071,393
U.S. Treasury Notes
1.375%, 02/28/19 (c)	54,000,000	53,708,886
2.000%, 05/31/21 (c)	137,500,000	138,187,500
2.125%, 06/30/21 (c)	10,800,000	10,930,777
3.625%, 02/15/21 (c)	100,000	110,156
U.S. Treasury Principal Strips
Zero Coupon, 11/15/27	39,600,000	29,100,892
Zero Coupon, 05/15/39	6,700,000	3,429,321
Zero Coupon, 11/15/41	24,000,000	11,315,976
Zero Coupon, 11/15/42	6,600,000	2,982,269

		2,199,287,650

Total U.S. Treasury & Government Agencies (Cost $2,202,676,310)		2,343,913,673

Corporate Bonds & Notes—3.1%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,392,800

Auto Manufacturers—0.1%
BMW U.S. Capital LLC 0.574%, 06/02/17 (d) (e)	9,000,000	8,995,707

Banks—1.9%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	4,998,915
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	10,200,000	10,570,260
Bank of America Corp. 6.875%, 04/25/18	5,900,000	6,776,622
6.875%, 11/15/18	600,000	697,555
Bank of America N.A. 0.521%, 06/15/16 (d)	2,000,000	1,986,488
0.703%, 02/14/17 (d)	10,000,000	9,970,620
BNP Paribas S.A. 0.692%, 05/07/17 (d)	15,000,000	14,978,610
Credit Agricole S.A. 0.814%, 06/02/17 (144A) (d)	10,000,000	10,016,290
Credit Suisse 1.375%, 05/26/17	10,000,000	9,970,540
2.300%, 05/28/19	10,700,000	10,681,628
Goldman Sachs Group, Inc. (The) 0.860%, 06/04/17 (d)	8,000,000	7,983,512
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,360,465

Banks—(Continued)
HSBC USA, Inc. 0.843%, 11/13/19 (d)	20,000,000	19,999,460
Intesa Sanpaolo S.p.A. 1.650%, 04/07/15	16,700,000	16,730,995
JPMorgan Chase & Co. 0.752%, 02/15/17 (d)	18,100,000	18,054,297
0.784%, 04/25/18 (d)	20,000,000	19,954,140
3.450%, 03/01/16	8,400,000	8,621,785
6.125%, 04/30/24 (d)	3,000,000	2,992,470
PNC Bank N.A. 2.250%, 07/02/19	8,000,000	7,987,712
Wells Fargo & Co. 5.900%, 06/15/24 (d)	8,600,000	8,664,500
Wells Fargo Bank N.A. 0.501%, 06/15/17 (d)	21,000,000	21,004,116

		216,000,980

Diversified Financial Services—0.4%
American Express Credit Corp. 0.547%, 09/22/17 (d)	2,500,000	2,485,778
0.793%, 03/18/19 (d)	5,000,000	4,979,150
General Electric Capital Corp. 0.460%, 01/14/16 (d)	14,500,000	14,499,942
LeasePlan Corp. NV 3.000%, 10/23/17 (144A) (f)	5,100,000	5,223,639
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	3,893,588
Navient Corp. 4.625%, 09/25/17	1,400,000	1,421,000
6.250%, 01/25/16	1,560,000	1,622,400
8.450%, 06/15/18	5,840,000	6,511,600

		40,637,097

Electric—0.2%
Duke Energy Corp. 0.636%, 04/03/17 (d)	4,000,000	4,005,348
Electricite de France S.A. 0.691%, 01/20/17 (144A) (d)	10,000,000	10,027,220
2.150%, 01/22/19 (144A)	6,200,000	6,215,265
Ohio Power Co. 5.375%, 10/01/21	949,000	1,097,784

		21,345,617

Insurance—0.1%
New York Life Global Funding 1.125%, 03/01/17 (144A)	6,000,000	5,986,524

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,281,900
Statoil ASA 2.450%, 01/17/23	5,400,000	5,150,704

		9,432,604

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	$4,264,951

Sovereign—0.1%
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,662,882

Telecommunications—0.1%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	3,056,868
Verizon Communications, Inc. 0.636%, 06/09/17 (d)	15,000,000	14,970,465

		18,027,333

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,588,000	3,679,659

Total Corporate Bonds & Notes (Cost $342,697,294)		341,426,154

Foreign Government—0.7%

Municipal—0.2%
Junta de Castilla y Leon 6.270%, 02/19/18 (EUR)	7,500,000	10,577,388
6.505%, 03/01/19 (EUR)	7,500,000	11,036,946

		21,614,334

Provincial—0.5%
Province of Ontario Canada 3.450%, 06/02/45 (CAD)	4,600,000	4,090,785
4.600%, 06/02/39 (CAD)	8,600,000	9,044,805
4.650%, 06/02/41 (CAD)	14,800,000	15,809,045
Province of Quebec Canada 5.750%, 12/01/36 (CAD)	22,000,000	26,065,209

		55,009,844

Total Foreign Government (Cost $78,822,982)		76,624,178

Municipals—0.2%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding 5.000%, 11/15/29	4,000,000	4,743,800
New Mexico State Hospital Equipment Loan Council Hospital Revenue 5.000%, 08/01/42	1,000,000	1,100,360
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding 5.000%, 02/15/42	6,000,000	6,762,900
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding 5.000%, 07/01/22	4,000,000	$4,263,720
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,427,240
Utah County UT Hospital Revenue, Intermountain Healthcare Health Services, Inc. 5.000%, 05/15/43	2,000,000	2,221,360

Total Municipals (Cost $28,077,870)		27,519,380

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	21,235,380
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	100,000	106,858

Total Mortgage-Backed Securities (Cost $20,700,840)		21,342,238

Short-Term Investments—7.4%

Certificate of Deposit—0.2%
Credit Suisse International 0.444%, 01/12/15 (d)	25,000,000	25,000,000

Discount Notes—3.0%
Federal Home Loan Bank 0.040%, 01/14/15 (g)	66,800,000	66,799,035
0.078%, 01/29/15 (g)	51,900,000	51,896,771
0.079%, 01/23/15 (g)	56,300,000	56,297,192
0.120%, 08/24/15 (g)	15,000,000	14,988,250
0.130%, 02/25/11 (g)	23,800,000	23,795,273
0.140%, 09/28/15 (g)	85,000,000	84,910,750
0.170%, 09/04/15 (g)	4,000,000	3,995,353
Federal National Mortgage Association 0.092%, 01/22/15 (g)	25,700,000	25,698,576

		328,381,200

U.S. Treasury—4.2%
U.S. Treasury Bills 0.025%, 04/30/15 (g)	4,700,000	4,699,612
0.104%, 02/05/15 (c) (g)	153,000	152,984
0.210%, 12/10/15 (c) (g)	461,239,000	460,327,219

		465,179,815

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $608,128 on 01/02/15, collateralized by $585,000 Federal National Mortgage Association at 5.000% due 03/15/16 with a value of $625,243.	608,128	$608,128

Total Short-Term Investments (Cost $819,169,143)		819,169,143

Total Investments—100.4% (Cost $10,660,325,321) (i)		11,170,100,918
Other assets and liabilities (net)—(0.4)%		(39,245,946)

Net Assets—100.0%		$11,130,854,972

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $222,831,383.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Illiquid security. As of December 31, 2014, these securities represent 0.1% of net assets.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $5,223,639, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(g)	The rate shown represents current yield to maturity.
(h)	Non-income producing security.
(i)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $10,695,702,277. The aggregate unrealized appreciation and depreciation of investments were $579,036,121 and $(104,637,480), respectively, resulting in net unrealized appreciation of $474,398,641 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $82,555,839, which is 0.7% of net assets.
(CAD)—	Canadian Dollar
(EUR)—	Euro

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
LeasePlan Corp. NV	10/15/2012	$5,100,000	$5,098,078	$5,223,639

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	1,987,300,000	Bank of America N.A.	01/05/15	$16,571,011	$20,240

Contracts to Deliver
CAD	57,781,000	Citibank N.A.	03/03/15	50,427,641	759,706
EUR	36,303,000	Goldman Sachs Bank USA	02/19/15	45,280,551	1,332,677
JPY	1,987,300,000	Credit Suisse International	01/05/15	16,793,706	202,455
JPY	1,987,300,000	Bank of America N.A.	02/03/15	16,574,646	(20,522)

Net Unrealized Appreciation					$2,294,556

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/14/15	1,403	USD	346,944,503	$596,135
90 Day EuroDollar Futures	03/14/16	160	USD	39,562,016	(34,016)
S&P 500 E-Mini Index Futures	03/20/15	46,377	USD	4,706,633,419	52,574,321
U.S. Treasury Long Bond Futures	03/20/15	1,592	USD	223,889,204	6,254,296

Net Unrealized Appreciation					$59,390,736

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2014

(CAD)—	Canadian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,540,106,152	$—	$—	$7,540,106,152
Total U.S. Treasury & Government Agencies*	—	2,343,913,673	—	2,343,913,673
Total Corporate Bonds & Notes*	—	341,426,154	—	341,426,154
Total Foreign Government*	—	76,624,178	—	76,624,178
Total Municipals	—	27,519,380	—	27,519,380
Total Mortgage-Backed Securities*	—	21,342,238	—	21,342,238
Short-Term Investments
Certificate of Deposit	—	25,000,000	—	25,000,000
Discount Notes	—	328,381,200	—	328,381,200
U.S. Treasury	—	465,179,815	—	465,179,815
Repurchase Agreement	—	608,128	—	608,128
Total Short-Term Investments	—	819,169,143	—	819,169,143
Total Investments	$7,540,106,152	$3,629,994,766	$—	$11,170,100,918

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,315,078	$—	$2,315,078
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(20,522)	—	(20,522)
Total Forward Contracts	$—	$2,294,556	$—	$2,294,556
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$59,424,752	$—	$—	$59,424,752
Futures Contracts (Unrealized Depreciation)	(34,016)	—	—	(34,016)
Total Futures Contracts	$59,390,736	$—	$—	$59,390,736

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$3,629,994,766
Affiliated investments at value (b)	7,540,106,152
Cash denominated in foreign currencies (c)	766
Cash collateral for futures contracts	452,000
Unrealized appreciation on forward foreign currency exchange contracts	2,315,078
Receivable for:
Fund shares sold	5,303,658
Interest	20,700,464
Prepaid expenses	8,551

Total Assets	11,198,881,435
Liabilities
Cash collateral for forward foreign currency exchange contracts	2,190,000
Unrealized depreciation on forward foreign currency exchange contracts	20,522
Payables for:
Investments purchased	4,035,136
Fund shares redeemed	1,268,521
Variation margin on futures contracts	55,606,069
Accrued expenses:
Management fees	2,328,627
Distribution and service fees	2,355,880
Deferred trustees’ fees	50,253
Other expenses	171,455

Total Liabilities	68,026,463

Net Assets	$11,130,854,972

Net assets consist of:
Paid in surplus	$9,774,109,584
Undistributed net investment income	228,625,323
Accumulated net realized gain	556,752,207
Unrealized appreciation on investments, affiliated investments, futures contracts and foreign currency transactions	571,367,858

Net Assets	$11,130,854,972

Net Assets
Class B	$11,130,854,972
Capital Shares Outstanding*
Class B	951,728,561
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,492,144,439.
(b)	Identified cost of affiliated investments was $7,168,180,882.
(c)	Identified cost of cash denominated in foreign currencies was $775.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from affiliated investments	$153,371,530
Interest	67,398,963

Total investment income	220,770,493
Expenses
Management fees	25,792,176
Administration fees	90,826
Custodian and accounting fees	266,721
Distribution and service fees—Class B	26,311,767
Audit and tax services	39,207
Legal	31,511
Trustees’ fees and expenses	43,766
Shareholder reporting	64,457
Insurance	33,244
Miscellaneous	10,653

Total expenses	52,684,328
Less management fee waiver	(443,951)

Net expenses	52,240,377

Net Investment Income	168,530,116

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(14,566,981)
Affiliated investments	138,405,745
Futures contracts	469,021,929
Foreign currency transactions	10,085,433
Capital gain distributions from affiliated Investments	164,974,942

Net realized gain	767,921,068

Net change in unrealized appreciation (depreciation) on:
Investments	327,505,574
Affiliated investments	(242,172,449)
Futures contracts	(62,711,706)
Foreign currency transactions	2,072,145

Net change in unrealized appreciation	24,693,564

Net realized and unrealized gain	792,614,632

Net Increase in Net Assets From Operations	$961,144,748

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$168,530,116	$137,634,853
Net realized gain	767,921,068	721,618,519
Net change in unrealized appreciation	24,693,564	230,990,927

Increase in net assets from operations	961,144,748	1,090,244,299

From Distributions to Shareholders
Net investment income
Class B	(183,525,044)	(94,628,528)
Net realized capital gains
Class B	(813,599,504)	(152,861,468)

Total distributions	(997,124,548)	(247,489,996)

Increase in net assets from capital share transactions	1,457,804,077	2,406,968,703

Total increase in net assets	1,421,824,277	3,249,723,006

Net Assets
Beginning of period	9,709,030,695	6,459,307,689

End of period	$11,130,854,972	$9,709,030,695

Undistributed net investment income
End of period	$228,625,323	$182,854,668

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	64,804,736	$753,650,852	205,508,134	$2,299,030,477
Reinvestments	91,900,880	997,124,548	22,747,242	247,489,996
Redemptions	(25,495,727)	(292,971,323)	(12,449,546)	(139,551,770)

Net increase	131,209,889	$1,457,804,077	215,805,830	$2,406,968,703

Increase derived from capital shares transactions		$1,457,804,077		$2,406,968,703

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.83	$10.68	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.19	0.16		0.01
Net realized and unrealized gain (loss) on investments	0.87	1.33	1.06		(0.54)

Total from investment operations	1.05	1.52	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.22)	(0.14)	(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.96)	(0.23)	0.00		0.00

Total distributions	(1.18)	(0.37)	(0.00)		(0.01)

Net Asset Value, End of Period	$11.70	$11.83	$10.68		$9.46

Total Return (%) (d)	9.65	14.36	13.11		(5.28	)(e)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.50	0.50	0.51		0.54	(g)
Net ratio of expenses to average net assets (%) (f)(h)	0.50	0.50	0.51		0.54	(g)
Ratio of net investment income to average net assets (%) (i)	1.60	1.70	1.55		0.17	(g)
Portfolio turnover rate (%)	13	13	13		10	(e)
Net assets, end of period (in millions)	$11,130.9	$9,709.0	$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

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between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $608,128, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2014, the Portfolio held a U.S. Treasury security purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The

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value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$6,850,431	Unrealized depreciation on futures contracts* (a)	$34,016
Equity	Unrealized appreciation on futures contracts* (a)	52,574,321
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,315,078	Unrealized depreciation on forward foreign currency exchange contracts	20,522

Total		$61,739,830		$54,538

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$20,240	$(20,240)	$—	$—
Citibank N.A.	759,706	—	(759,706)	—
Credit Suisse International	202,455	—	(202,455)	—
Goldman Sachs Bank USA	1,332,677	—	(1,050,000)	282,677

	$2,315,078	$(20,240)	$(2,012,161)	$282,677

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$20,522	$(20,240)	$—	$282

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$(352,896)	$—	$(352,896)
Forward foreign currency transactions	—	—	10,099,023	10,099,023
Futures contracts	23,908,299	445,113,630	—	469,021,929

	$23,908,299	$444,760,734	$10,099,023	$478,768,056

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$96,448	$—	$96,448
Forward foreign currency transactions	—	—	2,208,284	2,208,284
Futures contracts	10,416,815	(73,128,521)	—	(62,711,706)

	$10,416,815	$(73,032,073)	$2,208,284	$(60,406,974)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,600,000
Forward foreign currency transactions	122,718,371
Futures contracts long	552,012,425

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$788,463,960	$1,895,685,811	$572,669,182	$698,938,702

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2014	% per annum	Average Daily Net Assets of the Overlay Portion
$21,792,724	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by MetLife Advisers) for the year ended December 31, 2014	% per annum	Average Daily Net Assets of the Base Portion
$3,999,452	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period January 1, 2014 to April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

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Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Baillie Gifford International Stock	19,458,168	6,707,292	(18,804)	26,146,656
BlackRock Bond Income	7,188,496	651,171	(15,065)	7,824,602
BlackRock Capital Appreciation	1,907,264	57,712	(550,039)	1,414,937
BlackRock High Yield	11,363,638	1,777,166	(90,277)	13,050,527
Clarion Global Real Estate	12,132,224	636,808	(178,607)	12,590,425
ClearBridge Aggressive Growth	5,210,020	33,132	(1,658,392)	3,584,760
Frontier Mid Cap Growth	2,395,184	312,783	(1,179,548)	1,528,419
Goldman Sachs Mid Cap Value	11,504,649	2,992,746	(3,888,670)	10,608,725
Harris Oakmark International	17,856,588	5,523,850	(15,224)	23,365,214
Invesco Comstock	4,696,526	206,738	(1,334,869)	3,568,395
Invesco Small Cap Growth	8,659,328	1,221,342	(4,082,142)	5,798,528
Jennison Growth	4,466,645	446,632	(689,864)	4,223,413
JPMorgan Core Bond	56,085,068	10,874,830	(67,396)	66,892,502
JPMorgan Small Cap Value	8,563,723	1,952,409	(4,308,851)	6,207,281
Met/Artisan International	—	21,014,885	(14,833)	21,000,052
Met/Artisan Mid Cap Value	352,901	236,969	(418)	589,452
Met/Dimensional International Small Company	8,230,623	1,568,547	(7,327)	9,791,843
Met/Eaton Vance Floating Rate	12,628,980	2,810,615	(12,680)	15,426,915
Met/Franklin Low Duration Total Return	33,306,596	4,077,977	(30,876)	37,353,697
Met/Templeton International Bond	17,197,032	5,924,339	(16,518)	23,104,853
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	8,267,816	774,338	(3,709,780)	5,332,374
MFS Emerging Markets Equity	13,011,556	2,090,685	(307,734)	14,794,507
MFS Research International	28,371,626	3,179,470	(8,039,368)	23,511,728
MFS Value	3,892,793	383,066	(1,127,594)	3,148,265
Morgan Stanley Mid Cap Growth	5,692,987	4,172,321	(44,272)	9,821,036
Neuberger Berman Genesis	3,921,553	283,406	(3,034)	4,201,925

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Oppenheimer Global Equity	—	2,609,128	(1,856)	2,607,272
PIMCO Inflation Protected Bond	20,244,637	1,281,948	(343,290)	21,183,295
PIMCO Total Return	62,213,571	4,674,459	(3,498,727)	63,389,303
T. Rowe Price Large Cap Value	2,107,087	106,233	(611,302)	1,602,018
T. Rowe Price Mid Cap Growth	—	7,164,792	(5,367)	7,159,425
T. Rowe Price Small Cap Growth	7,511,270	871,219	(3,454,334)	4,928,155
Van Eck Global Natural Resources	9,583,186	2,200,765	(177,311)	11,606,640
Western Asset Management Strategic Bond Opportunities*	22,466,943	3,560,227	(21,411)	26,005,759
Western Asset Management U.S. Government	27,923,162	2,989,831	(27,553)	30,885,440
WMC Core Equity Opportunities	—	1,286,171	(949)	1,285,222
WMC Large Cap Research	—	3,847,404	(2,858)	3,844,546

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Baillie Gifford International Stock	$36,399	$—	$2,994,493	$263,296,829
BlackRock Bond Income	9,889	—	28,275,142	868,296,039
BlackRock Capital Appreciation	5,817,510	—	46,725	58,281,264
BlackRock High Yield	47,769	4,713,612	6,420,264	107,144,826
Clarion Global Real Estate	326,932	—	2,670,766	156,498,985
ClearBridge Aggressive Growth	11,284,720	—	232,918	57,248,623
Frontier Mid Cap Growth	3,023,509	8,178,349	—	56,979,474
Goldman Sachs Mid Cap Value	12,182,298	38,258,250	1,696,467	173,346,569
Harris Oakmark International	73,089	32,935,045	8,955,204	372,441,504
Invesco Comstock	7,854,844	—	836,190	56,344,954
Invesco Small Cap Growth	14,904,826	20,278,323	—	113,767,114
Jennison Growth	1,617,665	3,913,726	192,478	68,545,995
JPMorgan Core Bond	(19,452)	3,369,089	10,455,793	700,364,500
JPMorgan Small Cap Value	16,033,254	21,243,132	1,940,996	112,289,714
Met/Artisan International	1,755	—	—	210,840,525
Met/Artisan Mid Cap Value	33,462	—	720,373	160,207,136
Met/Dimensional International Small Company	5,997	4,875,152	3,121,086	145,310,951
Met/Eaton Vance Floating Rate	359	594,802	5,035,990	159,051,491
Met/Franklin Low Duration Total Return	(1,080)	—	7,925,179	372,416,363
Met/Templeton International Bond	(12,994)	—	10,185,839	261,546,938
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	22,650,051	7,282,443	506,082	109,367,000
MFS Emerging Markets Equity	(216,570)	—	1,574,122	142,323,158
MFS Research International	21,368,448	—	8,577,857	256,983,189
MFS Value	5,800,304	3,391,472	1,215,510	57,865,106
Morgan Stanley Mid Cap Growth	177,911	—	51,890	162,145,297
Neuberger Berman Genesis	15,727	—	276,545	75,928,789
Oppenheimer Global Equity	682	—	—	53,031,921
PIMCO Inflation Protected Bond	(299,506)	—	3,879,891	213,527,615
PIMCO Total Return	(1,093,429)	—	19,724,037	766,376,677
T. Rowe Price Large Cap Value	3,296,162	—	1,106,506	57,576,510
T. Rowe Price Mid Cap Growth	764	—	—	89,635,997
T. Rowe Price Small Cap Growth	13,655,820	13,627,299	30,555	115,318,833
Van Eck Global Natural Resources	(192,408)	2,314,248	744,930	131,387,162
Western Asset Management Strategic Bond Opportunities	13,666	—	17,156,785	349,257,338
Western Asset Management U.S. Government	6,608	—	6,820,917	374,022,679
WMC Core Equity Opportunities	205	—	—	55,431,612
WMC Large Cap Research	559	—	—	55,707,475

	$138,405,745	$164,974,942	$153,371,530	$7,540,106,152

MIST-22

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$460,081,216	$160,802,324	$537,043,332	$86,687,672	$997,124,548	$247,489,996

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$394,573,483	$487,916,549	$474,305,610	$—	$1,356,795,642

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-23

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Plus Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent, custodian, and brokers, when replies were not received from brokers; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Plus Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-25

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-26

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-27

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-28

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Balanced Plus Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended June 30, 2014 and underperformed its Blended Index for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended October 31, 2014. The Board also took into account that the Portfolio underperformed its other benchmark, the Balanced Plus Narrow Index, for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe. The Board also took into account that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

MIST-29

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 9.26%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

The year 2014 began with severe weather impacting much of the United States and negatively impacting growth and economic indicators; however, as the year went on, improved employment and growth indicators signaled that the U.S. recovery was continuing. The U.S. Federal Reserve finished tapering their bond purchases. The market absorbed the pace of the tapering and U.S. Treasury prices rallied, also supported by increased global liquidity from additional Quantitative Easing from Japanese and European central banks.

Domestically, equities and fixed income were up over the period as the economic recovery continued and unemployment fell. The U.S. equity market was led by large and middle capitalization stocks outperforming small capitalization stocks. International equities in developed markets increased modestly in the beginning of the year spurred by Quantitative Easing from European central banks which outweighed geopolitical concerns from the Ukraine. In the second half of 2014 collapsing oil prices and signs that the economic recovery had not gained traction in Europe caused equities to fall with the MSCI EAFE Index erasing previous gains and ending the year with a loss.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment, (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and was invested in a variety of the Metropolitan Series Fund Index Portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The asset allocation of the Base Sleeve was managed by the Investment Committee of MetLife Advisers, LLC. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve was invested in equity derivatives used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure, interest rate derivatives used to increase duration exposure, and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio utilized a quantitative model to rebalance the Portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. Realized equity volatility in the period was low relative to historical averages, impacted by an increased diversification benefit as International and Domestic markets became more decoupled and the U.S. multi-year equity rally continued. The lower than average volatility signaled the Portfolio to remain at the maximum equity allocation and, despite the increased equity allocation, the Portfolio experienced volatility below the target band.

The overweight to equity relative to the benchmark benefited the Portfolio during the period as equity markets rallied. A larger exposure to interest rates relative to the benchmark also helped total performance as rates fell and bonds and U.S. Treasury prices rallied.

Derivatives were a significant component of the Portfolio, which used both equity futures and interest rate swaps to manage total market exposures. Equity futures may be used to either increase or decrease equity exposure. During the period, equity futures were used to increase equity allocations and the exposure from the equity derivatives during a period of broadly rising equity markets added to overall Portfolio performance. The Portfolio used S&P 500 e-mini and S&P 400 e-mini contracts from the Chicago Mercantile Exchange (CME) and the Russell 2000 mini and mini MSCI EAFE contracts from the Intercontinental Exchange (ICE). The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. During the period, both the equity futures and the interest rate swaps facilitated the total Portfolio return by providing cost-effective and liquid access to the desired market exposures.

As of December 31, 2014, the Portfolio was allocated 69% to equity and 40% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 32% in U.S. Large Cap as represented by the S&P 500 Index, 11% in U.S. Mid Cap as represented by the S&P Midcap 400 Index, 6% in U.S. Small Cap as represented by the Russell 2000 Index, and 20% in Foreign

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

Equity as represented by the MSCE EAFE Index. The fixed income exposure was invested in an index Portfolio that tracks the performance of the Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	9.26	11.06
Dow Jones Moderate Index	5.35	10.10

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (Class A)	40.2
MetLife Stock Index Portfolio (Class A)	15.9
MSCI EAFE Index Portfolio (Class A)	11.0
MetLife Mid Cap Stock Index Portfolio (Class A)	5.0
Russell 2000 Index Portfolio (Class A)	3.0

Top Sectors

% of Net Assets
Mutual Funds	75.1
Cash and Cash Equivalents	25.3

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)	Actual	0.67%	$1,000.00	$1,020.00	$3.41
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—75.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.1%
Barclays Aggregate Bond Index Portfolio (Class A) (a)	34,141,090	$383,063,032
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	2,506,256	47,643,935
MetLife Stock Index Portfolio (Class A) (a)	3,289,506	152,008,070
MSCI EAFE Index Portfolio (Class A) (a)	8,270,143	104,782,713
Russell 2000 Index Portfolio (Class A) (a)	1,430,574	28,768,838

Total Mutual Funds (Cost $687,074,468)		716,266,588

Short-Term Investments—25.3%

Discount Notes—19.1%
Fannie Mae 0.058%, 03/25/15 (b) (c)	34,000,000	33,995,454
0.083%, 01/28/15 (b) (c)	12,700,000	12,699,190
Federal Home Loan Bank 0.048%, 01/16/15 (b)	10,000,000	9,999,792
0.058%, 01/21/15 (b)	18,000,000	17,999,400
0.059%, 01/30/15 (b)	6,000,000	5,999,710
0.060%, 03/25/15 (b)	2,000,000	1,999,723
0.077%, 03/06/15 (b)	8,100,000	8,098,892
0.081%, 01/09/15 (b)	2,500,000	2,499,950
0.082%, 03/27/15 (b)	3,500,000	3,499,328
0.090%, 01/14/15 (b)	13,300,000	13,299,540
0.095%, 04/17/15 (b)	10,000,000	9,997,203
0.100%, 03/04/15 (b)	16,000,000	15,997,245
0.115%, 03/17/15 (b)	32,000,000	31,992,333
Freddie Mac 0.067%, 03/02/11 (b)	8,900,000	8,898,998
0.080%, 03/25/15 (b)	3,000,000	2,999,447
0.100%, 04/07/15 (b)	2,000,000	1,999,467

		181,975,672

U.S. Treasury—5.4%
U.S. Treasury Bills 0.002%, 03/26/15 (b)	8,000,000	7,999,963

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.032%, 03/19/15 (b) (d)	11,400,000	$11,399,217
0.044%, 04/02/15 (b)	17,000,000	16,998,134
0.060%, 03/05/15 (b) (d)	15,000,000	14,999,550

		51,396,864

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $7,365,841 on 01/02/15, collateralized by $7,620,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $7,513,594.	7,365,841	7,365,841

Total Short-Term Investments (Cost $240,737,263)		240,738,377

Total Investments—100.4% (Cost $927,811,731) (e)		957,004,965
Other assets and liabilities (net)—(0.4)%		(3,671,595)

Net Assets—100.0%		$953,333,370

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $15,398,214.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $11,198,548.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $927,903,029. The aggregate unrealized appreciation and depreciation of investments were $32,762,571 and $(3,660,635), respectively, resulting in net unrealized appreciation of $29,101,936 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	03/20/15	1,003	USD	87,121,390	$1,037,295
Russell 2000 Mini Index Futures	03/20/15	236	USD	26,957,513	1,379,007
S&P 500 E-Mini Index Futures	03/20/15	1,548	USD	158,710,867	144,893
S&P Midcap 400 E-Mini Index Futures	03/20/15	374	USD	52,128,640	2,049,000

Net Unrealized Appreciation					$4,610,195

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.606%	07/24/24	USD	32,000,000	$964,387
Pay	3-Month USD-LIBOR	2.631%	07/28/24	USD	45,000,000	1,452,897
Pay	3-Month USD-LIBOR	2.629%	07/28/24	USD	35,000,000	1,123,927
Pay	3-Month USD-LIBOR	2.660%	09/30/24	USD	33,000,000	1,122,278
Pay	3-Month USD-LIBOR	2.440%	10/30/24	USD	39,000,000	524,442
Pay	3-Month USD-LIBOR	2.470%	11/17/24	USD	23,000,000	375,961
Pay	3-Month USD-LIBOR	2.311%	12/03/24	USD	47,000,000	115,432
Pay	3-Month USD-LIBOR	2.335%	12/11/24	USD	27,000,000	121,832

Total						$5,801,156

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$716,266,588	$—	$—	$716,266,588
Short-Term Investments
Discount Notes	—	181,975,672	—	181,975,672
U.S. Treasury	—	51,396,864	—	51,396,864
Repurchase Agreement	—	7,365,841	—	7,365,841
Total Short-Term Investments	—	240,738,377	—	240,738,377
Total Investments	$716,266,588	$240,738,377	$—	$957,004,965

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,610,195	$—	$—	$4,610,195
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,801,156	$—	$5,801,156

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$240,738,377
Affiliated investments at value (b)	716,266,588
Receivable for:
Investments sold	1,505,299
Fund shares sold	314,416
Variation margin on swap contracts	98,511
Prepaid expenses	501

Total Assets	958,923,692
Liabilities
Payables for:
Fund shares redeemed	1,819,715
Variation margin on futures contracts	3,345,725
Accrued expenses:
Management fees	140,095
Distribution and service fees	199,705
Deferred trustees’ fees	37,628
Other expenses	47,454

Total Liabilities	5,590,322

Net Assets	$953,333,370

Net assets consist of:
Paid in surplus	$871,830,288
Undistributed net investment income	14,449,199
Accumulated net realized gain	27,449,298
Unrealized appreciation on investments, affiliated investments, futures contracts and swap contracts	39,604,585

Net Assets	$953,333,370

Net Assets
Class B	$953,333,370
Capital Shares Outstanding*
Class B	77,896,817
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $240,737,263.
(b)	Identified cost of affiliated investments was $687,074,468.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Affilated Underlying Portfolios	$12,649,390
Interest	132,154

Total investment income	12,781,544
Expenses
Management fees	1,345,818
Administration fees	21,412
Deferred expense reimbursement	148,313
Custodian and accounting fees	45,692
Distribution and service fees—Class B	1,905,943
Audit and tax services	34,625
Legal	31,513
Trustees’ fees and expenses	43,773
Shareholder reporting	11,291
Insurance	1,034
Miscellaneous	4,439

Total expenses	3,593,853

Net Investment Income	9,187,691

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	478,143
Futures contracts	19,078,077
Swap contracts	11,779,600
Capital gain distributions from Affiliated Underlying Portfolios	5,088,240

Net realized gain	36,424,060

Net change in unrealized appreciation on:
Investments	1,114
Affiliated investments	14,145,976
Futures contracts	1,065,769
Swap contracts	6,171,508

Net change in unrealized appreciation	21,384,367

Net realized and unrealized gain	57,808,427

Net Increase in Net Assets From Operations	$66,996,118

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,187,691	$996,555
Net realized gain	36,424,060	7,008,062
Net change in unrealized appreciation	21,384,367	18,018,435

Increase in net assets from operations	66,996,118	26,023,052

From Distributions to Shareholders
Net investment income
Class B	0	(1,091,455)
Net realized capital gains
Class B	(2,295,613)	(8,368,510)

Total distributions	(2,295,613)	(9,459,965)

Increase in net assets from capital share transactions	403,527,383	444,674,098

Total increase in net assets	468,227,888	461,237,185

Net Assets
Beginning of period	485,105,482	23,868,297

End of period	$953,333,370	$485,105,482

Undistributed (distributions in excess of) net investments income
End of period	$14,449,199	$(20,233)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	36,864,092	$428,432,388	40,750,831	$443,879,138
Reinvestments	201,901	2,295,613	842,905	9,459,965
Redemptions	(2,317,131)	(27,200,618)	(795,233)	(8,665,005)

Net increase	34,748,862	$403,527,383	40,798,503	$444,674,098

Increase derived from capital shares transactions		$403,527,383		$444,674,098

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.24	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.14	0.06	(0.01)
Net realized and unrealized gain on investments	0.90	1.26	0.17

Total from investment operations	1.04	1.32	0.16

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00
Distributions from net realized capital gains	(0.04)	(0.21)	0.00

Total distributions	(0.04)	(0.24)	0.00

Net Asset Value, End of Period	$12.24	$11.24	$10.16

Total Return (%) (c)	9.26	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.47	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e)(g)	0.47	0.54	0.60	(f)
Ratio of net investment income (loss) to average net assets (%) (j)	1.21	0.50	(0.57	)(f)
Portfolio turnover rate (%)	1	0 (h)	0	(d)(i)
Net assets, end of period (in millions)	$953.3	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Rounds to less than 1%.
(i)	There were no long term sale transactions during the period ended December 31, 2012.
(j)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $7,365,841, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts*	$5,801,156
Equity	Unrealized appreciation on futures contracts**	4,610,195

Total		$10,411,351

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$259,168	$18,818,909	$19,078,077
Swap contracts	11,779,600	—	11,779,600

	$12,038,768	$18,818,909	$30,857,677

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$2,626,473	$(1,560,704)	$1,065,769
Swap contracts	6,171,508	—	6,171,508

	$8,797,981	$(1,560,704)	$7,237,277

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,487,350
Swap contracts	206,833,333

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$342,625,570	$0	$4,906,323

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by MIM) for the year ended December 31, 2014	% per annum	Average Daily Net Assets of the Overlay Portion
$954,569	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Management Fees earned by MetLife Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2014	% per annum	Average Daily Net Assets of the Base Portion
$391,249	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2014 were $381,827.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class B
0.60%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2014, there were no expenses deferred in 2014 and $148,313 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2013, which were recovered during the year ended December 31, 2014 was $148,313. Amounts recouped for the year ended December 31, 2014 are shown as Deferred expense reimbursement in the Statement of Operations.

Effective April 28, 2014, there was no longer an expense cap for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Barclays Aggregate Bond Index	17,757,766	16,590,642	(207,318)	34,141,090
MetLife Mid Cap Stock Index	1,314,989	1,191,429	(162)	2,506,256
MetLife Stock Index	1,937,277	1,408,456	(56,227)	3,289,506
MSCI EAFE Index	3,508,539	4,761,604	—	8,270,143
Russell 2000 Index	734,086	708,745	(12,257)	1,430,574

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Barclays Aggregate Bond Index	$(91,055)	$—	$8,294,274	$383,063,032
MetLife Mid Cap Stock Index	738	1,657,312	365,803	47,643,935
MetLife Stock Index	491,806	2,963,185	2,019,235	152,008,070
MSCI EAFE Index	—	—	1,728,698	104,782,713
Russell 2000 Index	76,654	467,743	241,380	28,768,838

	$478,143	$5,088,240	$12,649,390	$716,266,588

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$906,163	$4,317,731	$1,389,450	$5,142,234	$2,295,613	$9,459,965

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$29,515,698	$17,121,920	$34,903,092	$—	$81,540,710

MIST-17

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 5, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers, custodian and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 5, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-22

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-23

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Multi-Index Targeted Risk Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2014 and underperformed the median of its Performance Universe for the since-inception (beginning November 5, 2012) period ended June 30, 2014. The Board also noted that the Portfolio underperformed its Blended Index for the one-year and since-inception (beginning November 5, 2012) periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception (beginning November 5, 2012) periods ended October 31, 2014. The Board took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-year and since-inception (beginning November 5, 2012) periods ended October 31, 2014. The Board also noted that the Portfolio commenced operations on November 5, 2012 and thus has a limited performance history.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board took into account that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

MIST-24

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MetLife Small Cap Value Portfolio returned 1.96% and 1.72%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.22%.

Third Avenue Management LLC ceased managing the Portfolio on November 30, 2014. (The following commentary was provided by the former Portfolio subadviser Third Avenue Management LLC)

MARKET ENVIRONMENT / CONDITIONS

Market volatility was rampant during the second half of the year, with most financial markets exhibiting large swings in prices. U.S. Treasuries and the U.S. dollar continued to appreciate while oil and commodity prices continued to fall. Contrary to consensus expectations at the beginning of the year, the yield on U.S. Treasuries dropped by about 80 basis points (“bps”) to 2.2%, the U.S. dollar appreciated significantly relative to most major currencies, and the price of oil fell from over $100 to below $50 a barrel. Global equity markets suffered a dramatic decline and equally dramatic rebound both in October and December, with energy-related stocks suffering as a result of the drop in oil prices, and non-U.S. stocks bearing the burden of a stronger U.S. dollar. The Russell 2000 Value Index returned 4.2% in 2014, following two years of strong performance – returning 18.1% in 2012 and 34.5% in 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period Third Avenue Management was managing the Portfolio in 2014, it outperformed the Russell 2000 Value Index by 153 bps. This was mainly due to positive contributions from stock selection, reflecting a successful result from our bottom up investment process.

The largest contributors to returns relative to the benchmark were InterDigital, Inc., Multi-Color Corp. and SemGroup Corp. InterDigital develops technology for wireless communications and is an attractive investment on several counts, including its strong financial position, capacity for continued growth and several development initiatives with value enhancement potential. The largest detractors to performance were Stepan Co., Alamo Group, Inc., and Blucora, Inc.

From a sector standpoint, the top contributors were Energy and Consumer Discretionary. SemGroup was the top contributor among the Energy holdings, while The Madison Square Garden Co. was the largest contributor within Consumer Discretionary. The underweight in Energy and stock selection within these two sectors added value relative to the benchmark.

The main detractors from performance were Financials and Materials. Dundee Corp. and JZ Capital Partners Ltd. were the largest detractors within Financials, where both the underweight to the sector as well as security selection within the sector detracted from performance. Stepan and LSB Industries were the largest detractors within Materials. While the overweight to Materials detracted from performance, stock selection within that sector had a neutral effect on the Portfolio.

Chip Rewey

Timothy Bui

Portfolio Managers

Third Avenue Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
MetLife Small Cap Value Portfolio
Class A	1.96	11.93	7.18
Class B	1.72	11.64	6.91
Russell 2000 Value Index	4.22	14.26	6.89
Dow Jones U.S. Small Cap Total Stock Market Index	6.39	17.02	9.51

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
First Citizens BancShares, Inc. - Class A	1.5
iShares Russell 2000 Value ETF	1.4
East West Bancorp, Inc.	1.3
ProAssurance Corp.	1.2
Vishay Intertechnology, Inc.	1.1
STERIS Corp.	1.1
Validus Holdings, Ltd.	1.0
Regal-Beloit Corp.	1.0
Hancock Holding Co.	0.9
Mueller Industries, Inc.	0.9

Top Sectors

% of Net Assets
Financials	26.7
Industrials	17.0
Information Technology	13.2
Consumer Discretionary	11.6
Materials	9.4
Health Care	7.1
Energy	3.9
Consumer Staples	3.7
Utilities	2.4
Telecommunication Services	0.2

MIST-2

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.77%	$1,000.00	$976.70	$3.84
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B(a)	Actual	1.02%	$1,000.00	$975.10	$5.08
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Schedule of Investments as of December 31, 2014

Common Stocks—93.4% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.4%
Forward Air Corp.	102,300	$5,152,851

Auto Components—0.7%
Standard Motor Products, Inc.	95,700	3,648,084
Tenneco, Inc. (a)	81,600	4,619,376

		8,267,460

Banks—12.3%
Associated Banc-Corp.	215,600	4,016,628
Bank of Hawaii Corp.	137,000	8,125,470
BBCN Bancorp, Inc.	205,300	2,952,214
Boston Private Financial Holdings, Inc.	347,300	4,678,131
Community Bank System, Inc.	193,400	7,374,342
CVB Financial Corp.	148,200	2,374,164
East West Bancorp, Inc.	399,800	15,476,258
First Citizens BancShares, Inc. - Class A	71,200	17,998,648
First Financial Bancorp	282,500	5,251,675
First Midwest Bancorp, Inc.	249,400	4,267,234
First Niagara Financial Group, Inc.	400,300	3,374,529
Hancock Holding Co.	363,900	11,171,730
Independent Bank Corp.	160,000	6,849,600
NBT Bancorp, Inc.	235,400	6,183,958
S&T Bancorp, Inc.	130,400	3,887,224
Synovus Financial Corp.	137,900	3,735,711
TCF Financial Corp.	461,500	7,333,235
UMB Financial Corp.	174,800	9,944,372
Valley National Bancorp	578,600	5,618,206
Webster Financial Corp.	256,400	8,340,692
WesBanco, Inc.	161,200	5,609,760

		144,563,781

Beverages—0.4%
Cott Corp.	699,700	4,813,936

Building Products—1.3%
Griffon Corp.	92,400	1,228,920
Quanex Building Products Corp.	191,100	3,588,858
Simpson Manufacturing Co., Inc.	311,900	10,791,740

		15,609,518

Capital Markets—1.8%
Apollo Investment Corp.	354,200	2,628,164
CIFC Corp.	131,500	1,087,505
Main Street Capital Corp.	126,900	3,710,556
Stifel Financial Corp. (a)	122,800	6,265,256
Westwood Holdings Group, Inc.	118,200	7,307,124

		20,998,605

Chemicals—5.8%
A. Schulman, Inc.	202,700	8,215,431
Albemarle Corp.	93,900	5,646,207
Chemtura Corp. (a)	400,200	9,896,946
Cytec Industries, Inc.	161,200	7,442,604
HB Fuller Co.	200,000	8,906,000
Innospec, Inc.	200,800	8,574,160

Chemicals—(Continued)
LSB Industries, Inc. (a)	78,100	2,455,464
Olin Corp.	143,300	3,262,941
Scotts Miracle-Gro Co. (The) - Class A	122,500	7,634,200
Sensient Technologies Corp.	98,700	5,955,558

		67,989,511

Commercial Services & Supplies—3.1%
ACCO Brands Corp. (a)	724,000	6,523,240
Brady Corp. - Class A	147,900	4,043,586
Brink’s Co. (The)	100,600	2,455,646
Courier Corp.	102,089	1,523,168
Deluxe Corp.	20,000	1,245,000
Knoll, Inc.	147,300	3,118,341
Matthews International Corp. - Class A	136,900	6,662,923
United Stationers, Inc.	83,200	3,507,712
Viad Corp.	298,800	7,966,008

		37,045,624

Communications Equipment—1.7%
Aviat Networks, Inc. (a)	659,900	989,850
Black Box Corp.	46,700	1,116,130
Brocade Communications Systems, Inc.	585,600	6,933,504
CommScope Holding Co., Inc. (a)	216,900	4,951,827
Ixia (a)	253,900	2,856,375
NETGEAR, Inc. (a)	89,100	3,170,178

		20,017,864

Construction & Engineering—1.5%
EMCOR Group, Inc.	150,600	6,700,194
MasTec, Inc. (a)	304,100	6,875,701
Primoris Services Corp.	168,200	3,908,968

		17,484,863

Construction Materials—0.6%
Eagle Materials, Inc.	88,700	6,743,861

Containers & Packaging—0.7%
Berry Plastics Group, Inc. (a)	264,500	8,344,975

Distributors—0.1%
Core-Mark Holding Co., Inc.	18,000	1,114,740

Diversified Consumer Services—0.9%
Liberty Tax, Inc. (a)	100,700	3,599,018
Service Corp. International	303,900	6,898,530

		10,497,548

Diversified Telecommunication Services—0.2%
Premiere Global Services, Inc. (a)	206,800	2,196,216

Electric Utilities—0.9%
Cleco Corp.	109,500	5,972,130
El Paso Electric Co.	109,700	4,394,582

		10,366,712

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—2.7%
EnerSys	82,300	$5,079,556
Franklin Electric Co., Inc.	284,400	10,673,532
Regal-Beloit Corp.	156,500	11,768,800
Thermon Group Holdings, Inc. (a)	170,500	4,124,395

		31,646,283

Electronic Equipment, Instruments & Components—4.0%
AVX Corp.	292,100	4,089,400
Coherent, Inc. (a)	52,000	3,157,440
GSI Group, Inc. (a)	570,400	8,396,288
Knowles Corp. (a)	290,500	6,841,275
Orbotech, Ltd. (a)	300,400	4,445,920
Tech Data Corp. (a)	99,100	6,266,093
Vishay Intertechnology, Inc.	943,400	13,349,110

		46,545,526

Energy Equipment & Services—2.4%
Atwood Oceanics, Inc. (a)	118,500	3,361,845
CARBO Ceramics, Inc.	93,600	3,748,680
Frank’s International NV	159,500	2,652,485
Helix Energy Solutions Group, Inc. (a)	395,700	8,586,690
Patterson-UTI Energy, Inc.	421,600	6,994,344
Steel Excel, Inc. (a)	96,600	2,458,470

		27,802,514

Food & Staples Retailing—0.2%
SUPERVALU, Inc. (a)	256,600	2,489,020

Food Products—1.5%
J&J Snack Foods Corp.	30,700	3,339,239
Pinnacle Foods, Inc.	109,900	3,879,470
TreeHouse Foods, Inc. (a)	126,800	10,845,204

		18,063,913

Gas Utilities—0.6%
Southwest Gas Corp.	122,600	7,577,906

Health Care Equipment & Supplies—4.2%
Analogic Corp.	68,300	5,778,863
Cooper Cos., Inc. (The)	33,000	5,348,970
CryoLife, Inc.	122,700	1,390,191
Haemonetics Corp. (a)	239,600	8,965,832
ICU Medical, Inc. (a)	47,900	3,923,010
Meridian Bioscience, Inc.	145,000	2,386,700
STERIS Corp.	199,000	12,905,150
Teleflex, Inc.	41,700	4,787,994
West Pharmaceutical Services, Inc.	73,500	3,913,140

		49,399,850

Health Care Providers & Services—2.0%
Hanger, Inc. (a)	58,000	1,270,200
Owens & Minor, Inc.	247,700	8,696,747
Patterson Cos., Inc.	130,600	6,281,860
VCA, Inc. (a)	145,500	7,096,035

		23,344,842

Hotels, Restaurants & Leisure—3.5%
Brinker International, Inc.	65,100	3,820,719
Cheesecake Factory, Inc. (The)	119,900	6,032,169
Denny’s Corp. (a)	656,700	6,770,577
DineEquity, Inc.	98,100	10,167,084
Krispy Kreme Doughnuts, Inc. (a)	248,600	4,907,364
Texas Roadhouse, Inc.	157,600	5,320,576
Wendy’s Co. (The)	409,200	3,695,076

		40,713,565

Household Durables—1.5%
Blyth, Inc.	150,800	1,379,820
Dixie Group, Inc. (The) (a)	332,781	3,051,602
Helen of Troy, Ltd. (a)	57,200	3,721,432
Meritage Homes Corp. (a)	171,600	6,175,884
Tupperware Brands Corp.	44,700	2,816,100

		17,144,838

Household Products—1.2%
Central Garden and Pet Co. (a)	273,100	2,397,818
Spectrum Brands Holdings, Inc.	25,200	2,411,136
WD-40 Co.	115,800	9,852,264

		14,661,218

Insurance—5.9%
Brown & Brown, Inc.	275,700	9,073,287
Endurance Specialty Holdings, Ltd.	65,900	3,943,456
Fidelity & Guaranty Life	97,600	2,368,752
Infinity Property & Casualty Corp.	63,300	4,890,558
Platinum Underwriters Holdings, Ltd.	101,900	7,481,498
ProAssurance Corp.	320,100	14,452,515
Selective Insurance Group, Inc.	275,000	7,471,750
StanCorp Financial Group, Inc.	48,400	3,381,224
Stewart Information Services Corp.	133,700	4,952,248
Validus Holdings, Ltd.	290,500	12,073,180

		70,088,468

Internet Software & Services—0.2%
EarthLink Holdings Corp.	488,200	2,143,198

IT Services—1.2%
Acxiom Corp. (a)	190,100	3,853,327
DST Systems, Inc.	50,000	4,707,500
Sykes Enterprises, Inc. (a)	251,600	5,905,052

		14,465,879

Life Sciences Tools & Services—0.4%
Bio-Rad Laboratories, Inc. - Class A (a)	43,900	5,292,584

Machinery—5.4%
Actuant Corp. - Class A	135,300	3,685,572
Altra Industrial Motion Corp.	174,600	4,956,894
Barnes Group, Inc.	135,400	5,011,154
CIRCOR International, Inc.	41,900	2,525,732
Douglas Dynamics, Inc.	229,100	4,909,613
EnPro Industries, Inc. (a)	60,500	3,796,980

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
ESCO Technologies, Inc.	121,900	$4,498,110
Hillenbrand, Inc.	147,000	5,071,500
ITT Corp.	266,500	10,782,590
Kadant, Inc.	179,278	7,653,378
Mueller Industries, Inc.	324,400	11,075,016

		63,966,539

Marine—0.6%
Kirby Corp. (a)	37,900	3,060,046
Matson, Inc.	108,600	3,748,872

		6,808,918

Media—0.9%
AH Belo Corp. - Class A	367,200	3,811,536
Cinemark Holdings, Inc.	79,500	2,828,610
Meredith Corp.	78,400	4,258,688

		10,898,834

Metals & Mining—0.8%
Kaiser Aluminum Corp.	102,100	7,293,003
Ryerson Holding Corp. (a)	175,500	1,742,715

		9,035,718

Multi-Utilities—0.9%
Black Hills Corp.	84,900	4,503,096
NorthWestern Corp.	100,100	5,663,658

		10,166,754

Oil, Gas & Consumable Fuels—1.5%
Bill Barrett Corp. (a)	253,200	2,883,948
Comstock Resources, Inc.	259,800	1,769,238
Jones Energy, Inc. - Class A (a)	95,400	1,088,514
Stone Energy Corp. (a)	440,300	7,432,264
Whiting Petroleum Corp. (a)	139,300	4,596,900

		17,770,864

Paper & Forest Products—1.6%
Neenah Paper, Inc.	102,300	6,165,621
PH Glatfelter Co.	220,700	5,643,299
Schweitzer-Mauduit International, Inc.	164,200	6,945,660

		18,754,580

Pharmaceuticals—0.5%
Prestige Brands Holdings, Inc. (a)	74,700	2,593,584
Theravance, Inc.	241,100	3,411,565

		6,005,149

Professional Services—0.4%
Korn/Ferry International (a)	179,500	5,162,420

Real Estate Investment Trusts—3.9%
Brandywine Realty Trust	351,600	5,618,568
Education Realty Trust, Inc.	83,967	3,072,352

Real Estate Investment Trusts—(Continued)
Gramercy Property Trust, Inc.	324,400	2,238,360
Hatteras Financial Corp.	365,500	6,736,165
Healthcare Realty Trust, Inc.	163,200	4,458,624
Highwoods Properties, Inc.	139,000	6,154,920
Lexington Realty Trust	496,100	5,447,178
Ramco-Gershenson Properties Trust	202,200	3,789,228
Summit Hotel Properties, Inc.	270,400	3,363,776
Washington Real Estate Investment Trust	168,400	4,657,944

		45,537,115

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	115,300	4,526,678

Road & Rail—0.9%
Saia, Inc. (a)	85,300	4,722,208
Werner Enterprises, Inc.	197,900	6,164,585

		10,886,793

Semiconductors & Semiconductor Equipment—2.8%
Cirrus Logic, Inc. (a)	143,900	3,391,723
DSP Group, Inc. (a)	326,900	3,553,403
Exar Corp. (a)	392,800	4,006,560
ON Semiconductor Corp. (a)	693,600	7,026,168
RF Micro Devices, Inc. (a)	531,900	8,824,221
Teradyne, Inc.	310,800	6,150,732

		32,952,807

Software—2.7%
ACI Worldwide, Inc. (a)	267,000	5,385,390
NetScout Systems, Inc. (a)	126,500	4,622,310
Progress Software Corp. (a)	190,300	5,141,906
PTC, Inc. (a)	183,600	6,728,940
Synopsys, Inc. (a)	239,200	10,398,024

		32,276,570

Specialty Retail—2.8%
Asbury Automotive Group, Inc. (a)	39,700	3,014,024
Ascena Retail Group, Inc. (a)	290,300	3,646,168
Cato Corp. (The) - Class A	117,000	4,935,060
Christopher & Banks Corp. (a)	256,600	1,465,186
Finish Line, Inc. (The) - Class A	153,100	3,721,861
Genesco, Inc. (a)	47,800	3,662,436
Guess?, Inc.	221,700	4,673,436
Pier 1 Imports, Inc.	315,500	4,858,700
Stage Stores, Inc.	122,700	2,539,890

		32,516,761

Technology Hardware, Storage & Peripherals—0.6%
Electronics For Imaging, Inc. (a)	130,800	5,602,164
Imation Corp. (a)	343,176	1,300,637

		6,902,801

Textiles, Apparel & Luxury Goods—1.3%
Delta Apparel, Inc. (a)	222,700	2,267,086

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Hanesbrands, Inc.	32,300	$3,605,326
Steven Madden, Ltd. (a)	200,400	6,378,732
Wolverine World Wide, Inc.	122,900	3,621,863

		15,873,007

Thrifts & Mortgage Finance—0.7%
Essent Group, Ltd. (a)	123,600	3,177,756
People’s United Financial, Inc.	316,200	4,799,916

		7,977,672

Tobacco—0.3%
Universal Corp.	75,100	3,302,898

Trading Companies & Distributors—0.5%
H&E Equipment Services, Inc.	217,800	6,118,002

Total Common Stocks (Cost $1,088,906,049)		1,100,028,549

Investment Company Securities—1.8%
iShares Micro-Cap ETF	59,700	4,595,706
iShares Russell 2000 Value ETF	166,619	16,941,820

Total Investment Company Securities (Cost $21,094,175)		21,537,526

Short-Term Investment—4.7%
Security Description	Principal Amount*	Value

Repurchase Agreement—4.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $55,275,416 on 01/02/15, collateralized by $57,185,000 U.S. Treasury Notes at 0.750% due 03/31/18, with a value of $56,386,469.	55,275,416	55,275,416

Total Short-Term Investment (Cost $55,275,416)		55,275,416

Total Investments—99.9% (Cost $1,165,275,640) (b)		1,176,841,491
Other assets and liabilities (net)—0.1%		1,742,476

Net Assets—100.0%		$1,178,583,967

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,165,257,732. The aggregate unrealized appreciation and depreciation of investments were $42,042,928 and $(30,459,169), respectively, resulting in net unrealized appreciation of $11,583,759 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,100,028,549	$—	$—	$1,100,028,549
Total Investment Company Securities	21,537,526	—	—	21,537,526
Total Short-Term Investment*	—	55,275,416	—	55,275,416
Total Investments	$1,121,566,075	$55,275,416	$—	$1,176,841,491

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$1,176,841,491
Cash	126,719
Receivable for:
Fund shares sold	55,609
Dividends	3,096,746
Prepaid expenses	3,192

Total Assets	1,180,123,757
Liabilities
Payables for:
Fund shares redeemed	447,641
Accrued expenses:
Management fees	730,457
Distribution and service fees	112,166
Deferred trustees’ fees	68,279
Other expenses	181,247

Total Liabilities	1,539,790

Net Assets	$1,178,583,967

Net assets consist of:
Paid in surplus	$764,862,198
Undistributed net investment income	3,074,494
Accumulated net realized gain	399,079,786
Unrealized appreciation on investments and foreign currency transactions	11,567,489

Net Assets	$1,178,583,967

Net Assets
Class A	$646,720,054
Class B	531,863,913
Capital Shares Outstanding*
Class A	31,531,772
Class B	26,116,736
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.51
Class B	20.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,165,275,640.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$15,062,753
Interest	4,603

Total investment income	15,067,356
Expenses
Management fees	9,627,269
Administration fees	30,551
Custodian and accounting fees	134,722
Distribution and service fees—Class B	1,406,084
Audit and tax services	39,511
Legal	37,315
Trustees’ fees and expenses	44,518
Shareholder reporting	124,550
Insurance	8,417
Miscellaneous	25,079

Total expenses	11,478,016
Less management fee waiver	(151,948)

Net expenses	11,326,068

Net Investment Income	3,741,288

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	403,399,199
Futures contracts	(3,134,265)
Foreign currency transactions	(15,405)

Net realized gain	400,249,529

Net change in unrealized depreciation on:
Investments	(385,934,103)
Foreign currency transactions	(5,084)

Net change in unrealized depreciation	(385,939,187)

Net realized and unrealized gain	14,310,342

Net Increase in Net Assets From Operations	$18,051,630

(a)	Net of foreign withholding taxes of $96,267.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,741,288	$4,045,638
Net realized gain	400,249,529	148,219,351
Net change in unrealized appreciation (depreciation)	(385,939,187)	261,500,091

Increase in net assets from operations	18,051,630	413,765,080

From Distributions to Shareholders
Net investment income
Class A	(2,575,767)	(10,601,597)
Class B	(222,441)	(5,533,642)
Net realized capital gains
Class A	(37,064,844)	0
Class B	(23,606,559)	0

Total distributions	(63,469,611)	(16,135,239)

Decrease in net assets from capital share transactions	(312,928,539)	(271,188,971)

Total increase (decrease) in net assets	(358,346,520)	126,440,870

Net Assets
Beginning of period	1,536,930,487	1,410,489,617

End of period	$1,178,583,967	$1,536,930,487

Undistributed net investment income
End of period	$3,074,494	$3,484,019

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	986,687	$19,594,172	3,097,333	$54,540,193
Reinvestments	2,008,136	39,640,611	632,931	10,601,597
Redemptions	(15,863,510)	(316,021,684)	(14,957,827)	(267,751,157)

Net decrease	(12,868,687)	$(256,786,901)	(11,227,563)	$(202,609,367)

Class B
Sales	1,501,902	$30,143,517	2,229,564	$39,879,025
Reinvestments	1,213,289	23,829,000	332,151	5,533,642
Redemptions	(5,455,549)	(110,114,155)	(6,196,104)	(113,992,271)

Net decrease	(2,740,358)	$(56,141,638)	(3,634,389)	$(68,579,604)

Decrease derived from capital shares transactions		$(312,928,539)		$(271,188,971)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.04	$16.05	$13.57	$15.04	$12.68

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.07	0.19	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.30	5.14	2.29	(1.31)	2.51

Total from investment operations	0.38	5.21	2.48	(1.28)	2.54

Less Distributions
Distributions from net investment income	(0.06)	(0.22)	0.00	(0.19)	(0.18)
Distributions from net realized capital gains	(0.85)	0.00	0.00	0.00	0.00

Total distributions	(0.91)	(0.22)	0.00	(0.19)	(0.18)

Net Asset Value, End of Period	$20.51	$21.04	$16.05	$13.57	$15.04

Total Return (%) (b)	1.96	32.81	18.28	(8.70)	20.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.76	0.77	0.77	0.78
Net ratio of expenses to average net assets (%) (c)	0.76	0.74	0.76	0.77	0.78
Ratio of net investment income to average net assets (%)	0.38	0.37	1.29	0.17	0.22
Portfolio turnover rate (%)	135	46	46	48	11
Net assets, end of period (in millions)	$646.7	$934.0	$892.7	$755.1	$580.3

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.89	$15.94	$13.51	$14.99	$12.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.02	0.14	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.30	5.11	2.29	(1.30)	2.48

Total from investment operations	0.33	5.13	2.43	(1.32)	2.50

Less Distributions
Distributions from net investment income	(0.01)	(0.18)	0.00	(0.16)	(0.15)
Distributions from net realized capital gains	(0.85)	0.00	0.00	0.00	0.00

Total distributions	(0.86)	(0.18)	0.00	(0.16)	(0.15)

Net Asset Value, End of Period	$20.36	$20.89	$15.94	$13.51	$14.99

Total Return (%) (b)	1.72	32.45	17.99	(8.98)	19.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.02	1.02	1.03
Net ratio of expenses to average net assets (%) (c)	1.01	0.99	1.01	1.02	1.03
Ratio of net investment income (loss) to average net assets (%)	0.16	0.12	0.96	(0.11)	0.15
Portfolio turnover rate (%)	135	46	46	48	11
Net assets, end of period (in millions)	$531.9	$602.9	$517.8	$531.6	$640.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (the “Portfolio”), which is diversified. On December 1, 2014, Delaware Investments Fund Advisers and Wells Capital Management Incorporated succeeded Third Avenue Management LLC as the subadvisers to the Portfolio and the name of the Portfolio was changed from the Third Avenue Small Cap Value Portfolio to the MetLife Small Cap Value Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MIST-12

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Notes to Financial Statements—December 31, 2014—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-13

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Notes to Financial Statements—December 31, 2014—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $55,275,416, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the periods April 22, 2014 through April 29, 2014 and November 20, 2014 through December 4, 2014, the Portfolio had bought and sold $207,808,268 and $109,192,913, respectively, in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $3,134,265 which are shown under Net realized loss on futures contracts in the Statement of Operations.

MIST-14

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Notes to Financial Statements—December 31, 2014—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,669,183,206	$0	$2,065,573,894

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $9,924,283 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$9,627,269	0.750%	First $1 billion
	0.700%	Over $1 billion

MIST-15

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective December 1, 2014, Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to December 1, 2014, Third Avenue Management LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$2,798,208	$16,135,239	$60,671,403	$—	$63,469,611	$16,135,239

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$43,397,961	$358,806,688	$11,585,399	$—	$413,790,048

MIST-16

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-21

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-22

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio). At the November Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement relating to the Portfolio. The existing Sub-Advisory Agreement for the Portfolio was not up for renewal at the November Meeting because the Sub-Adviser that had provided advisory services to the Portfolio pursuant to that Agreement had just been terminated. Rather, the Board, including a majority of the Independent Trustees, approved Sub-Advisory Agreements with two new Sub-Advisers at the November Meeting: Delaware Investments Fund Advisers (“Delaware”) and Wells Capital Management Incorporated (“WellsCap”). Delaware and WellsCap were proposed to succeed the Portfolio’s Sub-Adviser, Third Avenue Management LLC (“Third Avenue”) on or about December 1, 2014. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser, Delaware and WellsCap regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance. The Board also noted the proposed Sub-Adviser changes would be effective on or about December 1, 2014, and that the Adviser would oversee the investment activities of two Sub-Advisers.

With respect to Delaware, the Board considered the performance of Delaware’s proprietary small cap value mutual fund (the “Delaware Fund”). Among other data relating specifically to the Delaware Fund, the Board noted that the Delaware Fund had outperformed its benchmark index, the Russell 2000 Value Index, for the one-, five- and ten-year periods ended June 30, 2014 and had outperformed the Portfolio for the one-, three-, five- and ten-year periods ended June 30, 2014. The Board also noted that the Delaware Fund had outperformed its benchmark index for the one-, five- and ten-year periods ended September 30, 2014 and that the Delaware Fund’s Morningstar percentile rankings for those periods were favorable. The Board considered Delaware’s small cap value investment strategy and took into account that the portfolio managers of the Delaware Fund were expected to manage the Portfolio.

With respect to WellsCap, the Board considered the performance of WellsCap’s proprietary Special Small Cap Value Fund (the “Wells Fargo Fund”). Among other data relating specifically to the Wells Fargo Fund, the Board noted that the Wells Fargo Fund had outperformed its benchmark index, the Russell 2000 Value Index, for the one-, three-, five- and ten-year periods ended June 30, 2014 and had outperformed the Portfolio for the one-, three-, five- and ten-year periods ended June 30, 2014. The Board also noted that the Wells Fargo Fund had outperformed its benchmark index for the one-, three-, five- and ten-year periods ended September 30, 2014 and that the Wells Fargo Fund’s Morningstar percentile rankings for those periods were favorable (no lower than the 41 percentile). The Board considered WellsCap’s small cap value investment strategy and took into account that the portfolio managers of the Wells Fargo Fund were expected to manage the Portfolio.

With respect to the MetLife Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board also took into account that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-23

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the combined Delaware and Wells Capital fee schedules are lower than the fee schedule for Third Avenue. The Board noted the Adviser’s undertaking to pay in 2015 the legal costs associated with the Sub-Adviser changes and the Adviser’s commitment to consider a voluntary waiver of a portion of its fees after 2015. The Board further observed that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels.

MIST-24

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MFS Emerging Markets Equity Portfolio returned -6.41% and -6.70%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned -2.19%.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather conditions and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve Chair Janet Yellen would not make any substantial changes to the trajectory of the Fed’s monetary policy.

While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. The European Central Bank cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Weak stock selection within the Industrials sector detracted from performance relative to the MSCI Emerging Markets Index, led by the Portfolio’s positions in Brazilian specialty engineering services company Mills Estruturas e Servicos and shipping company Diana Shipping (Greece).

Stock selection in both the Telecommunication Services and Health Care sectors also hampered relative returns. Within the Telecommunication Services sector, an overweight position in Russian telecommunications company Mobile TeleSystems held back relative results. There were no individual stocks within the Health Care sector that were among the Portfolio’s top relative detractors during the period.

Weak security selection in the Financials sector was another factor that detracted from relative results. Within this sector, holdings of insurance and brokerage services provider Brasil Insurance Participaco (Brazil) and banking group Standard Chartered (United Kingdom) weighed on relative performance. Additionally, an overweight position in commercial banking firm Sberbank (Russia) also hurt relative results.

Stocks in other sectors that detracted from relative performance included pipe manufacturer OAO TMK (Russia), oil & gas exploration company Gran Tierra Energy (United States), food retailer Magnit (Russia), and South Korean LED device manufacturer Seoul Semiconductor.

An underweight allocation to the Energy sector helped relative results. Within this sector, an underweight position in Russian natural gas producer Gazprom OAO boosted relative returns.

Stocks in other sectors that contributed to relative performance included overweight positions in housing finance company Housing Development Finance (India), banking group Kasikornbank (Thailand), Taiwanese semiconductor manufacturer Taiwan Semiconductor, banking services providers Kotak Mahindra Bank (India) and BDO Unibank (Philippines), multinational media company Naspers (South Africa), natural health care products maker Dabur India (India), hotel operator Minor International (Thailand), and insurance company China Pacific Insurance Group (China).

During the year, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

In 2014, emerging markets came under pressure early in the year on both macro fears and political instability. Central bankers did not sit by idly as aggressive responses in several of the most affected countries helped emerging markets rebound from where we started the year. Politics, however, took a front row seat as many of the larger countries in the region elected future leaders and others marred themselves in further controversy. Countries such as India posted solid gains after electing a new prime minister on a platform of economic reform. Brazilian equities rallied when polls showed incumbent president Rouseff falling to second place, however, they ended sharply lower after later polls showed she had retaken the lead. Russian equities came under pressure due to an increase in tensions in the Ukraine and subsequent sanctions imposed by the West. The Russian economy has been battered by a painful combination of currency devaluation and falling oil prices. More recently, the divergence

MIST-1

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

within emerging markets has continued. Several emerging economies have posted stronger leading economic indicators during recent months, including India, Indonesia, Mexico and many in Eastern Europe. However, others are beset by deteriorating growth, weak currencies, and rising inflation. Major commodity exporters, such as Russia, Brazil, and South Africa continue to be hurt by falling commodity prices.

The Portfolio continues to favor a number of companies with exposure to the growth of domestic consumption. Our largest sector overweights in the Portfolio at the end of the period were in Retailing, Consumer Staples and Leisure, which is in line with our focus on the growing middle class and growing disposable income. Conversely, our largest underweights came from Utilities & Communication, Basic Materials and Energy.

During the course of the period, we significantly increased the Portfolio’s exposure to Consumer Staples. The Portfolio was underweight Consumer Staples at the beginning of the period and increased that exposure as time went on. We had historically admired this sector from afar because of lofty valuations, however, as investors became concerned with growth and domestic consumption in emerging markets, many of the names in the sector came back to what we believe were reasonable valuation levels. This provided us with an opportunity to purchase what we believe are high quality companies that have structural advantages relative to their peers at levels that matched up with our valuation discipline.

In Special Products & Services we have lowered the Portfolio’s exposure to some of the Brazilian education names. Historically, we have been fairly active in the for-profit education companies in Brazil because of favorable demographics and positive regulation. We had been trimming the Portfolio’s exposure to these names throughout the year on the back of positive price movements and rich valuations. We also concentrated the Portfolio’s exposure late in the period into names where our conviction was highest. Finally, changing regulation towards the latter part of the period created uncertainty with respect to how much the larger players would be able to grow. As we felt this had not been discounted, we took the opportunity to further pair back our exposure.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS (EM) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
MFS Emerging Markets Equity Portfolio
Class A	-6.41	1.47	1.91
Class B	-6.70	1.20	1.65
MSCI Emerging Markets (EM) Index	-2.19	1.78	3.93

1 The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 Inception dates of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	5.5
Naspers, Ltd. - N Shares	3.6
Samsung Electronics Co., Ltd.	3.6
China Construction Bank Corp. - Class H	3.1
MediaTek, Inc.	2.8
Housing Development Finance Corp., Ltd.	2.4
Cognizant Technology Solutions Corp. - Class A	2.4
Techtronic Industries Co., Ltd.	1.9
Kia Motors Corp.	1.9
LG Household & Health Care, Ltd.	1.9

Top Countries

% of Net Assets
China	12.4
Taiwan	11.6
South Korea	10.8
Hong Kong	9.4
Brazil	9.1
South Africa	7.2
India	7.0
Mexico	5.5
United States	4.2
Thailand	3.5

MIST-3

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	1.00%	$1,000.00	$893.20	$4.77
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

Class B(a)	Actual	1.25%	$1,000.00	$891.50	$5.96
	Hypothetical*	1.25%	$1,000.00	$1,018.90	$6.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Australia—0.3%
Iluka Resources, Ltd. (a)	1,024,617	$4,925,509

Brazil—9.1%
Alupar Investimento S.A.	740,154	4,908,560
Ambev S.A. (ADR) (a)	2,691,525	16,741,286
BM&FBovespa S.A.	3,564,910	13,206,102
Brasil Insurance Participacoes e Administracao S.A.	2,041,631	2,586,053
BRF S.A.	244,559	5,717,634
Estacio Participacoes S.A.	1,415,810	12,529,470
Fibria Celulose S.A. (b)	553,093	6,715,100
Gerdau S.A. (ADR) (a)	1,614,738	5,732,320
Iguatemi Empresa de Shopping Centers S.A.	616,136	5,659,923
Itau Unibanco Holding S.A. (ADR)	779,621	10,142,869
Kroton Educacional S.A.	719,988	4,148,607
Localiza Rent a Car S.A.	405,256	5,398,215
M Dias Branco S.A.	230,144	7,874,503
Mills Estruturas e Servicos de Engenharia S.A.	1,325,646	4,760,257
Odontoprev S.A.	2,810,261	10,397,882
Petroleo Brasileiro S.A. (ADR) (a)	829,771	6,057,328
Qualicorp S.A. (b)	407,686	4,235,008
Vale S.A. (ADR) (a)	865,026	7,075,913

		133,887,030

Canada—0.9%
Gran Tierra Energy, Inc. (b)	3,376,316	12,961,241

Chile—0.4%
S.A.C.I. Falabella	935,923	6,277,745

China—12.4%
51job, Inc. (ADR) (b)	327,252	11,731,984
China Construction Bank Corp. - Class H	56,003,060	45,436,593
China Mobile, Ltd.	1,644,500	19,361,669
China Pacific Insurance Group Co., Ltd. - Class H	5,575,000	27,761,410
China Resources Gas Group, Ltd.	2,362,000	6,109,929
China Shenhua Energy Co., Ltd. - Class H	7,706,500	22,645,932
Guangzhou Automobile Group Co., Ltd. - Class H	29,114,000	26,275,510
Haitian International Holdings, Ltd.	905,000	1,902,264
Want Want China Holdings, Ltd. (a)	10,606,000	13,913,465
Wumart Stores, Inc. - Class H (a)	9,616,000	8,211,981

		183,350,737

Colombia—0.4%
Bancolombia S.A. (ADR) (a)	115,831	5,545,988

Czech Republic—1.0%
Komercni Banka A/S	68,958	14,206,320

Greece—1.1%
Diana Shipping, Inc. (b)	1,314,578	8,820,819
Hellenic Telecommunications Organization S.A. (b)	608,448	6,639,894

		15,460,713

Hong Kong—9.4%
Ajisen China Holdings, Ltd.	9,090,000	6,919,374
BOC Hong Kong Holdings, Ltd.	4,364,500	14,503,196
Dairy Farm International Holdings, Ltd.	892,200	8,026,034
First Pacific Co., Ltd.	13,864,650	13,668,114
Global Brands Group Holding, Ltd. (a) (b)	60,040,000	11,735,721
Hang Lung Properties, Ltd.	4,845,000	13,502,474
Li & Fung, Ltd. (a)	10,482,000	9,802,780
Pacific Basin Shipping, Ltd.	13,350,752	5,363,765
Sands China, Ltd.	1,260,400	6,138,369
Stella International Holdings, Ltd.	7,772,500	20,395,084
Techtronic Industries Co., Ltd.	8,738,000	28,002,582

		138,057,493

India—7.0%
CESC, Ltd.	1,351,744	14,257,975
Dabur India, Ltd.	5,455,698	20,267,501
Housing Development Finance Corp., Ltd.	1,980,754	35,343,776
ITC, Ltd.	1,132,255	6,592,246
Kotak Mahindra Bank, Ltd.	981,079	19,507,855
Reliance Industries, Ltd.	488,141	6,873,589

		102,842,942

Indonesia—1.2%
Bank Mandiri Persero Tbk PT	7,507,500	6,480,093
Gudang Garam Tbk PT	1,334,000	6,542,291
Mitra Adiperkasa Tbk PT	1,974,500	802,812
XL Axiata Tbk PT	11,367,000	4,431,618

		18,256,814

Japan—1.6%
GLORY, Ltd. (a)	378,600	10,118,158
Inpex Corp. (a)	1,171,000	12,992,646

		23,110,804

Luxembourg—0.5%
Samsonite International S.A.	2,299,200	6,806,248

Malaysia—1.2%
Astro Malaysia Holdings Bhd	12,203,400	10,541,295
Top Glove Corp. Bhd	5,140,600	6,649,050

		17,190,345

Mexico—5.5%
America Movil S.A.B. de C.V. - Class L (ADR)	454,716	10,085,601
Bolsa Mexicana de Valores S.A.B. de C.V.	3,142,404	5,691,098
Cemex S.A.B. de C.V. (ADR) (a) (b)	838,249	8,541,757
Compartamos S.A.B. de C.V. (a) (b)	2,444,471	4,912,552
Concentradora Fibra Danhos S.A. de C.V. (REIT)	2,401,010	5,858,603
Concentradora Fibra Hotelera Mexicana S.A. de C.V. (REIT) (a)	4,704,236	7,206,014
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	3,890,657	7,412,784

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
Grupo Financiero Banorte S.A.B. de C.V. - Class O	1,677,793	$9,270,435
Grupo Lala S.A.B. de C.V. (a) (b)	2,297,569	4,441,357
Grupo Mexico S.A.B. de C.V. - Series B (a)	2,183,106	6,331,618
Prologis Property Mexico S.A. de C.V. (REIT) (b)	3,542,412	6,523,585
Promotora y Operadora de Infraestructura S.A.B. de C.V. (b)	377,944	4,557,230

		80,832,634

Panama—0.5%
Copa Holdings S.A. - Class A (a)	77,540	8,036,246

Peru—1.2%
Credicorp, Ltd.	105,580	16,911,804

Philippines—1.4%
BDO Unibank, Inc.	8,211,120	20,084,441

Poland—0.4%
Orange Polska S.A.	2,620,723	6,138,960

Russia—2.4%
Magnit PJSC (b)	81,116	13,018,617
NovaTek OAO (GDR)	174,249	13,532,529
Sberbank of Russia (b)	9,514,889	8,614,305

		35,165,451

South Africa—7.2%
AVI, Ltd.	1,115,366	7,475,047
Imperial Holdings, Ltd.	433,918	6,879,080
MTN Group, Ltd.	964,622	18,305,425
Naspers, Ltd. - N Shares	413,512	53,238,857
Woolworths Holdings, Ltd.	3,122,945	20,644,607

		106,543,016

South Korea—10.8%
E-Mart Co., Ltd. (a) (b)	72,845	13,420,514
Kia Motors Corp.	590,373	27,893,413
LG Chem, Ltd. (b)	45,134	7,365,751
LG Household & Health Care, Ltd. (a) (b)	49,209	27,885,242
NAVER Corp. (b)	20,424	13,194,321
Samsung Electronics Co., Ltd.	43,732	52,568,140
Samsung Fire & Marine Insurance Co., Ltd. (b)	29,557	7,572,077
Seoul Semiconductor Co., Ltd. (a) (b)	249,584	4,538,107
TK Corp. (a) (b)	454,168	4,722,326

		159,159,891

Taiwan—11.6%
Cathay Financial Holding Co., Ltd.	11,178,650	16,447,386
E.Sun Financial Holding Co., Ltd.	38,248,185	23,713,507
Hon Hai Precision Industry Co., Ltd.	246,784	680,524
MediaTek, Inc.	2,780,000	40,471,036
Siliconware Precision Industries Co.	5,113,000	7,709,288

Taiwan—(Continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	18,330,842	80,889,069

		169,910,810

Thailand—3.5%
Bangkok Bank PCL	593,400	3,499,076
Kasikornbank PCL	1,216,400	8,466,736
Kasikornbank PCL (NVDR)	3,701,400	25,558,981
Minor International PCL (a)	9,858,050	9,738,195
PTT Global Chemical PCL (a)	3,173,600	4,943,678

		52,206,666

Turkey—1.6%
Turkiye Garanti Bankasi A/S (a)	4,540,836	18,194,870
Turkiye Sinai Kalkinma Bankasi A/S	6,905,817	5,949,110

		24,143,980

United Arab Emirates—0.7%
Emaar Malls Group PJSC (b)	2,152,920	1,570,854
Lamprell plc (b)	4,648,736	8,638,890

		10,209,744

United Kingdom—2.6%
SABMiller plc	497,890	25,766,953
Standard Chartered plc (a)	841,306	12,523,399

		38,290,352

United States—2.4%
Cognizant Technology Solutions Corp. - Class A (b)	670,541	35,310,689

Total Common Stocks (Cost $1,483,496,469)		1,445,824,613

Warrant—0.0%

Thailand—0.0%
Minor International PCL Expires 11/03/17 (b) (Cost $0)	945,828	139,718

Short-Term Investments—9.7%

Mutual Fund—7.9%
State Street Navigator Securities Lending MET Portfolio (c)	116,248,471	116,248,471

Commercial Paper—0.4%
HSBC Americas, Inc.
0.025%, 01/02/15	6,421,000	6,420,991

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $20,102,320 on 01/02/15, collateralized by $20,480,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $20,505,600.	20,102,320	$20,102,320

Total Short-Term Investments (Cost $142,771,782)		142,771,782

Total Investments—108.0% (Cost $1,626,268,251) (d)		1,588,736,113
Other assets and liabilities (net)—(8.0)%		(117,791,242)

Net Assets—100.0%		$1,470,944,871

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $127,867,111 and the collateral received consisted of cash in the amount of $116,248,471 and non-cash collateral with a value of $18,735,243. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,644,878,687. The aggregate unrealized appreciation and depreciation of investments were $134,567,615 and $(190,710,189), respectively, resulting in net unrealized depreciation of $(56,142,574) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(NVDR)—	Non-Voting Depository Receipts
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Banks	18.3
Semiconductors & Semiconductor Equipment	9.1
Oil, Gas & Consumable Fuels	5.1
Media	4.3
Insurance	3.7
Automobiles	3.7
Technology Hardware, Storage & Peripherals	3.6
Textiles, Apparel & Luxury Goods	3.3
Wireless Telecommunication Services	3.2
Food & Staples Retailing	2.9

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,925,509	$—	$4,925,509
Brazil	45,749,716	88,137,314	—	133,887,030
Canada	12,961,241	—	—	12,961,241
Chile	—	6,277,745	—	6,277,745
China	11,731,984	171,618,753	—	183,350,737
Colombia	5,545,988	—	—	5,545,988
Czech Republic	—	14,206,320	—	14,206,320
Greece	8,820,819	6,639,894	—	15,460,713
Hong Kong	—	138,057,493	—	138,057,493
India	—	102,842,942	—	102,842,942
Indonesia	—	18,256,814	—	18,256,814
Japan	—	23,110,804	—	23,110,804
Luxembourg	—	6,806,248	—	6,806,248
Malaysia	—	17,190,345	—	17,190,345
Mexico	80,832,634	—	—	80,832,634
Panama	8,036,246	—	—	8,036,246
Peru	16,911,804	—	—	16,911,804
Philippines	—	20,084,441	—	20,084,441
Poland	—	6,138,960	—	6,138,960
Russia	21,632,922	13,532,529	—	35,165,451
South Africa	—	106,543,016	—	106,543,016
South Korea	—	159,159,891	—	159,159,891
Taiwan	—	169,910,810	—	169,910,810
Thailand	26,647,685	25,558,981	—	52,206,666
Turkey	—	24,143,980	—	24,143,980
United Arab Emirates	1,570,854	8,638,890	—	10,209,744
United Kingdom	—	38,290,352	—	38,290,352
United States	35,310,689	—	—	35,310,689
Total Common Stocks	275,752,582	1,170,072,031	—	1,445,824,613
Total Warrant*	139,718	—	—	139,718

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$116,248,471	$—	$—	$116,248,471
Commercial Paper	—	6,420,991	—	6,420,991
Repurchase Agreement	—	20,102,320	—	20,102,320
Total Short-Term Investments	116,248,471	26,523,311	—	142,771,782
Total Investments	$392,140,771	$1,196,595,342	$—	$1,588,736,113

Collateral for securities loaned (Liability)	$—	$(116,248,471)	$—	$(116,248,471)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $62,328,404 were due to the discontinuation of a systematic fair valuation model factor.

MIST-9

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,588,736,113
Cash denominated in foreign currencies (c)	1,137,955
Receivable for:
Investments sold	3,325,764
Fund shares sold	307,033
Dividends	486,091
Prepaid expenses	4,329

Total Assets	1,593,997,285
Liabilities
Collateral for securities loaned	116,248,471
Payables for:
Investments purchased	1,306,926
Fund shares redeemed	625,620
Foreign taxes	2,968,130
Accrued expenses:
Management fees	1,079,684
Distribution and service fees	127,171
Deferred trustees’ fees	67,424
Other expenses	628,988

Total Liabilities	123,052,414

Net Assets	$1,470,944,871

Net assets consist of:
Paid in surplus	$1,614,845,355
Undistributed net investment income	16,479,336
Accumulated net realized loss	(119,945,101)
Unrealized depreciation on investments and foreign currency transactions (d)	(40,434,719)

Net Assets	$1,470,944,871

Net Assets
Class A	$873,832,491
Class B	597,112,380
Capital Shares Outstanding*
Class A	90,835,788
Class B	62,646,306
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.62
Class B	9.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,626,268,251.
(b)	Includes securities loaned at value of $127,867,111.
(c)	Identified cost of cash denominated in foreign currencies was $1,126,327.
(d)	Includes foreign capital gains tax of $2,889,797

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$37,181,062
Interest	9,555
Securities lending income	502,664

Total investment income	37,693,281
Expenses
Management fees	14,196,235
Administration fees	38,307
Custodian and accounting fees	2,022,684
Distribution and service fees—Class B	1,600,401
Audit and tax services	56,590
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	129,907
Insurance	10,452
Miscellaneous	40,884

Total expenses	18,173,540
Less management fee waiver	(250,000)

Net expenses	17,923,540

Net Investment Income	19,769,741

Net Realized and Unrealized Loss
Net realized loss on:
Investments (b)	(26,986,788)
Foreign currency transactions	(771,904)

Net realized loss	(27,758,692)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(87,274,182)
Foreign currency transactions	6,234

Net change in unrealized depreciation	(87,267,948)

Net realized and unrealized loss	(115,026,640)

Net Decrease in Net Assets From Operations	$(95,256,899)

(a)	Net of foreign withholding taxes of $4,049,674.
(b)	Net of foreign capital gains tax of $1,222,336.
(c)	Includes change in foreign capital gains tax of $(2,339,588).

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,769,741	$17,401,196
Net realized gain (loss)	(27,758,692)	873,278
Net change in unrealized depreciation	(87,267,948)	(74,892,557)

Decrease in net assets from operations	(95,256,899)	(56,618,083)

From Distributions to Shareholders
Net investment income
Class A	(11,867,740)	(12,814,992)
Class B	(5,331,917)	(6,808,230)

Total distributions	(17,199,657)	(19,623,222)

Increase (decrease) in net assets from capital share transactions	(137,354,849)	577,571,030

Total increase (decrease) in net assets	(249,811,405)	501,329,725

Net Assets
Beginning of period	1,720,756,276	1,219,426,551

End of period	$1,470,944,871	$1,720,756,276

Undistributed net investment income
End of period	$16,479,336	$12,945,352

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	8,738,255	$85,695,667	52,189,080	$548,218,608
Reinvestments	1,173,862	11,867,740	1,238,163	12,814,992
Redemptions	(22,600,851)	(233,331,033)	(2,255,649)	(23,672,218)

Net increase (decrease)	(12,688,734)	$(135,767,626)	51,171,594	$537,361,382

Class B
Sales	10,307,746	$103,639,530	11,637,181	$119,528,234
Reinvestments	531,067	5,331,917	662,924	6,808,230
Redemptions	(10,809,579)	(110,558,670)	(8,283,539)	(86,126,816)

Net increase	29,234	$(1,587,223)	4,016,566	$40,209,648

Increase (decrease) derived from capital shares transactions		$(137,354,849)		$577,571,030

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.39	$11.04	$9.36	$11.65	$9.50

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.79)	(0.64)	1.63	(2.28)	2.15

Total from investment operations	(0.66)	(0.51)	1.78	(2.12)	2.27

Less Distributions
Distributions from net investment income	(0.11)	(0.14)	(0.10)	(0.17)	(0.12)

Total distributions	(0.11)	(0.14)	(0.10)	(0.17)	(0.12)

Net Asset Value, End of Period	$9.62	$10.39	$11.04	$9.36	$11.65

Total Return (%) (b)	(6.41)	(4.61)	19.10	(18.42)	24.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.02	1.07	1.09	1.12
Net ratio of expenses to average net assets (%) (c)	0.99	1.01	1.07	1.09	1.12
Ratio of net investment income to average net assets (%)	1.30	1.28	1.50	1.50	1.19
Portfolio turnover rate (%)	49	33	29	40	35
Net assets, end of period (in millions)	$873.8	$1,075.9	$578.1	$473.5	$596.0

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.30	$10.94	$9.27	$11.56	$9.44

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.10	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.80)	(0.62)	1.62	(2.28)	2.13

Total from investment operations	(0.69)	(0.52)	1.75	(2.14)	2.22

Less Distributions
Distributions from net investment income	(0.08)	(0.12)	(0.08)	(0.15)	(0.10)

Total distributions	(0.08)	(0.12)	(0.08)	(0.15)	(0.10)

Net Asset Value, End of Period	$9.53	$10.30	$10.94	$9.27	$11.56

Total Return (%) (b)	(6.70)	(4.80)	18.90	(18.70)	23.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	1.27	1.32	1.34	1.37
Net ratio of expenses to average net assets (%) (c)	1.24	1.26	1.32	1.34	1.37
Ratio of net investment income to average net assets (%)	1.05	0.95	1.25	1.30	0.90
Portfolio turnover rate (%)	49	33	29	40	35
Net assets, end of period (in millions)	$597.1	$644.8	$641.3	$544.3	$576.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gains tax reclasses, and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $20,102,320, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-15

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-16

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$794,589,918	$0	$945,857,760

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $434,612 in purchases and $8,377,593 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$14,196,235	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-17

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$17,199,657	$19,623,222	$—	$—	$17,199,657	$19,623,222

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,066,348	$—	$(59,048,938)	$(78,185,166)	$(34,665,303)	$(143,833,059)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had short-term post-enactment accumulated capital losses of $9,421,632, long-term post-enactment accumulated capital losses of $25,243,671, and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Emerging Markets Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Emerging Markets Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-22

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-23

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Emerging Markets Equity Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2014 and outperformed the median of its Performance Universe for the five-year period ended June 30, 2014. The Board noted that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ending June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board also took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-24

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the MFS Research International Portfolio returned -6.74%, -6.95%, and -6.83%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned -4.90% and -3.87%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather conditions and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (the “Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of the Fed’s monetary policy.

While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. The European Central Bank cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Weak stock selection within the Industrials sector detracted from the Portfolio’s performance relative to the MSCI EAFE Index, led by the Portfolio’s overweight position in poor-performing global engineering company JGC Corp. (Japan).

Weak stock selection in both the Consumer Discretionary and Financials sectors also hurt relative returns. Within Consumer Discretionary, overweight positions in automotive manufacturer Honda Motor (Japan) and casino resort operator Sands China (Hong Kong) weighed on relative results. Within Financials, overweight positions in banking and financial services firm Sumitomo Mitsui Financial Group (Japan) and commercial banking firm Sberbank (Russia) hampered relative returns.

Elsewhere, overweight positions in steel producer Gerdau (Brazil), financial services company Erste Group Bank (Austria), mining company Iluka Resources (Australia), pharmaceutical and diagnostic company Roche Holding (Switzerland) and real estate business Mitsubishi Estate (Japan) were among the Portfolio’s top relative detractors.

An overweight allocation to the Information Technology (“IT”) sector strengthened relative performance as this sector outpaced the benchmark during the reporting period. Most notably, owning shares of semiconductor manufacturer Taiwan Semiconductor (Taiwan) supported relative returns.

Strong stock selection in both the Energy and Telecommunication Services sectors also boosted relative performance. There were no individual securities within the Energy sector that were among the Portfolio’s top relative detractors. Within Telecommunication Services, an overweight position in telecommunications company KDDI (Japan) aided relative returns as the stock outperformed the benchmark during the period.

Elsewhere, the Portfolio’s overweight position in pharmaceutical companies Novartis (Switzerland) and Santen Pharmaceutical (Japan), hotel and restaurant operator Whitbread (United Kingdom), banking firm HDFC (India), automotive safety parts manufacturer Autoliv (Sweden), financial services firm DBS Group Holdings (Singapore) and commercial banking company Kasikornbank Public (Thailand) benefited relative performance. Avoiding shares of poor-performing mining giant BHP Billiton (Australia) also aided relative results.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

For close to three years we had questioned whether the tight range in the oil price of $100-120/barrel was too high, arguing that $70-$80 was a more appropriate level. As our conviction in this view was starting to wane, the third quarter of 2014 saw the first signs of weakness. This barely prepared us for the violent fall in the fourth quarter however – a period in which the price fell 40% in a straight line, to a year-end close of $57. That said, we now believe oil prices are materially below the level where supply could keep up with even flat demand over the long term, so the natural inclination is to feel more positively inclined towards the sector. However, just as overly-high oil prices took some time to correct, the current period of low oil prices may also prove a little more ‘sticky’. During this period, we are mindful of stocks which carry high degrees of balance sheet leverage going into this decline and of those which have a severe cash flow

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

shortfall in a period of lower oil prices, given that operating costs remain stickier at higher levels. We will look to increase exposure to names which can survive an extended (12-24 month) period of lower oil prices, and ultimately benefit from their recovery back to a higher incentive price, closer to $80/barrel, once current surpluses have been worked off.

In Consumer Cyclicals, we try to find companies that have superior long term sustainable growth while providing lower risk characteristics than average. We believe risk for companies in this sector comes from four sources: geography in which they are located, sustainability of the business model, valuation at which stocks are trading and the strength, or lack thereof, of the balance sheet. Overall, we are cautious on pure play retailers because of disintermediation, consumers moving to on-line shopping and away from physical stores. The traditional retailers are left with massive infrastructure which is being underutilized, and even though many have on-line formats, the growth in that segment does not offset the negative leverage from the physical stores. This has been a key issue in U.K. food retail where space expansion by both the new and existing players and increased online shopping has resulted in massive oversupply and price wars, resulting in structural pressure on many of the players. At period end, our holdings were more concentrated in Apparel Manufacturers, Restaurants, Publishers and Broadcasters where we saw better prospects and more sustainable returns. We continued to avoid Airlines. Despite the fall in oil prices, we are concerned about rising industry capacity and elevated margins which may prove unsustainable.

We believe Financials are being buffeted by two broad themes – potential direction of U.S. rates and the quantitative easing programs being put into effect by both the Japanese and European authorities. Our positioning is not based on any of these macro themes but remains driven by bottom up fundamentals. We took advantage of a bounce in the Japanese market to sell out of a real estate company in Japan that had become quite expensive. Part of the proceeds was invested in a Japanese bank but the net effect was that we are now slightly underweight Japan. The rest of the proceeds were used to add to laggards in Europe and to start a new position in a Hong Kong based bank. We also took minor trims in a couple of emerging market names that had been quite strong.

Following the re-rating in Pharma over the last several years, it has been difficult to find strong value in general, with many names trading at close to 18x-19x current year price/earnings. While there has been some innovation in pharma Research & Development in recent years, the sector is exposed to tougher payers (government), there are generic/bio-similar risks, and without pipeline productivity the longevity of cash flow streams remains challenging and/or less visible for many companies. We have attempted to position ourselves in names that deserve these valuations in a relative context (growth with and without pipelines, upside options, sensible management that will not destroy shareholder value, etc.), as we have always done. That said, the Portfolio’s positioning continues to be driven by our bottom up stock-picking.

In Staples, top line growth rates decelerated throughout the year, driven surprisingly by a weak U.S. consumer, Europe, which had also been weak although not getting worse, and emerging markets which continued to slow. On the flipside, we have witnessed a big change in the currency environment, especially for our European holdings. Euro weakness against the U.S. dollar and emerging market currency stability relative to the euro have driven improved earnings momentum for European Staples although we believe this has not been fully reflected in consensus estimates. We have also witnessed input costs continue to improve from the fall in both agricultural, and more recently, oil and oil based commodities.

The Research International strategy is a sector-neutral Portfolio that emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities. That said, on a regional basis, market valuations and opportunity have combined to slightly increase our investment for the period in distinct sectors in Asia Pacific ex-Japan, Europe ex-U.K. and North America. Conversely, we have decreased exposure in the strategy to Japan, Emerging Markets and the United Kingdom.

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-6.74	5.46	5.28
Class B	-6.95	5.20	5.01
Class E	-6.83	5.31	5.13
MSCI EAFE Index	-4.90	5.33	4.43
MSCI AC World (ex-U.S.) Index	-3.87	4.43	5.13

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Roche Holding AG	3.3
Novartis AG	3.1
Royal Dutch Shell plc - A Shares	3.0
Nestle S.A.	2.7
HSBC Holdings plc	2.3
Bayer AG	2.2
Rio Tinto plc	2.0
Denso Corp.	2.0
KDDI Corp.	1.9
Schneider Electric SE	1.8

Top Countries

% of Net Assets
United Kingdom	18.4
Japan	17.9
Switzerland	14.5
France	10.4
Germany	8.0
United States	4.7
Netherlands	4.3
Hong Kong	4.0
Australia	3.5
Sweden	2.9

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.70%	$1,000.00	$905.60	$3.36
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B(a)	Actual	0.95%	$1,000.00	$904.80	$4.56
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class E(a)	Actual	0.85%	$1,000.00	$905.20	$4.08
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Australia—3.5%
APA Group (a)	1,804,967	$10,989,989
Computershare, Ltd.	1,071,899	10,251,355
Iluka Resources, Ltd. (a)	1,945,289	9,351,337
Oil Search, Ltd.	761,071	4,917,149
Westpac Banking Corp.	1,345,771	36,179,335

		71,689,165

Austria—0.6%
Erste Group Bank AG	494,901	11,346,307

Belgium—1.2%
KBC Groep NV (b)	446,381	24,774,377

Brazil—1.4%
Gerdau S.A. (ADR) (a)	1,411,307	5,010,140
Lojas Renner S.A.	221,408	6,315,164
M Dias Branco S.A.	266,839	9,130,042
Odontoprev S.A.	1,288,193	4,766,276
Telefonica Brasil S.A. (ADR)	245,397	4,338,619

		29,560,241

Canada—0.8%
Canadian Utilities, Ltd. - Class A (a)	309,931	10,913,477
Cenovus Energy, Inc.	240,981	4,971,866

		15,885,343

China—0.5%
China Resources Gas Group, Ltd. (a)	3,648,424	9,437,600

France—10.4%
BNP Paribas S.A.	480,676	28,246,582
Danone S.A.	501,025	32,960,676
Dassault Systemes S.A.	178,427	10,858,784
GDF Suez	874,185	20,416,854
L’Oreal S.A.	130,047	21,833,214
Legrand S.A.	128,431	6,723,218
LVMH Moet Hennessy Louis Vuitton S.A. (a)	133,302	21,079,588
Pernod-Ricard S.A.	245,307	27,198,894
Schneider Electric SE	519,089	37,717,970
Technip S.A.	104,080	6,214,999

		213,250,779

Germany—8.0%
Bayer AG	325,312	44,473,214
Brenntag AG	130,728	7,355,981
Deutsche Wohnen AG	420,902	10,000,731
Infineon Technologies AG	1,221,588	13,096,701
Linde AG	177,237	33,058,204
ProSiebenSat.1 Media AG	213,012	8,973,951
Siemens AG	296,947	33,676,823
Symrise AG	217,700	13,202,182

		163,837,787

Greece—0.3%
Hellenic Telecommunications Organization S.A. (b)	572,086	6,243,082

Hong Kong—4.0%
AIA Group, Ltd.	6,331,428	34,742,567
BOC Hong Kong Holdings, Ltd.	1,824,000	6,061,136
Esprit Holdings, Ltd. (a)	4,595,497	5,492,574
Global Brands Group Holding, Ltd. (a) (b)	27,038,920	5,285,164
Hutchison Whampoa, Ltd.	1,510,431	17,311,702
Li & Fung, Ltd. (a)	4,050,920	3,788,426
Sands China, Ltd.	2,118,107	10,315,553

		82,997,122

India—0.7%
HDFC Bank, Ltd. (ADR)	158,646	8,051,284
Reliance Industries, Ltd.	502,268	7,072,514

		15,123,798

Italy—1.1%
Telecom Italia S.p.A. - Risparmio Shares	9,127,006	7,628,670
UniCredit S.p.A.	2,293,557	14,618,006

		22,246,676

Japan—17.9%
AEON Financial Service Co., Ltd. (a)	437,299	8,548,805
Denso Corp.	865,770	40,349,726
Honda Motor Co., Ltd.	993,731	28,897,397
Inpex Corp.	787,786	8,740,756
Japan Tobacco, Inc.	768,331	21,096,897
JGC Corp.	596,290	12,288,987
JSR Corp.	1,468,777	25,221,574
KDDI Corp.	632,460	39,573,165
Mitsubishi Corp.	625,954	11,479,916
Mitsubishi UFJ Financial Group, Inc.	4,740,474	25,983,216
Nomura Research Institute, Ltd.	331,184	10,169,315
Ryohin Keikaku Co., Ltd.	52,900	6,536,509
Santen Pharmaceutical Co., Ltd.	563,709	30,167,388
Sony Financial Holdings, Inc.	482,844	7,120,017
Sumitomo Mitsui Financial Group, Inc.	603,082	21,790,862
Sundrug Co., Ltd. (a)	262,270	10,615,333
Terumo Corp.	509,400	11,601,427
Tokyo Gas Co., Ltd.	3,060,963	16,517,455
Yamato Holdings Co., Ltd. (a)	1,569,166	30,897,529

		367,596,274

Netherlands—4.3%
Akzo Nobel NV (a)	462,810	32,093,408
ING Groep NV (b)	2,329,451	30,160,825
Koninklijke KPN NV	2,831,733	8,927,834
Reed Elsevier NV	742,771	17,751,290

		88,933,357

Philippines—0.3%
Philippine Long Distance Telephone Co.	90,325	5,828,854

Portugal—0.2%
Galp Energia SGPS S.A.	494,404	5,001,856

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Russia—0.3%
Mobile TeleSystems OJSC (b)	881,167	$2,462,191
Sberbank of Russia (ADR) (a)	845,237	3,396,396

		5,858,587

Singapore—1.1%
DBS Group Holdings, Ltd.	1,496,979	23,116,999

Sweden—2.9%
Atlas Copco AB - A Shares (a)	1,185,912	33,012,386
Hennes & Mauritz AB - B Shares	109,012	4,522,015
Telefonaktiebolaget LM Ericsson - B Shares	1,784,599	21,613,168

		59,147,569

Switzerland—14.5%
Julius Baer Group, Ltd. (b)	364,890	16,651,771
Nestle S.A.	748,887	54,894,572
Novartis AG	682,174	62,737,826
Roche Holding AG	247,482	67,077,636
Schindler Holding AG (Participation Certificate)	158,330	22,845,890
Sonova Holding AG	38,830	5,692,210
UBS Group AG (b)	2,076,142	35,688,259
Zurich Insurance Group AG (b)	101,000	31,627,424

		297,215,588

Taiwan—2.5%
MediaTek, Inc.	1,794,845	26,129,222
Taiwan Semiconductor Manufacturing Co., Ltd.	5,611,468	24,761,897

		50,891,119

Thailand—0.4%
Kasikornbank PCL (NVDR)	1,147,442	7,923,339

United Kingdom—18.4%
BG Group plc	1,138,007	15,147,706
BT Group plc	1,528,042	9,485,418
Cairn Energy plc (b)	1,021,920	2,805,222
Centrica plc	2,451,826	10,552,557
Compass Group plc	930,500	15,859,750
Hiscox, Ltd.	848,281	9,524,396
HSBC Holdings plc	4,928,846	46,579,973
Indivior plc (b)	245,963	572,737
Intu Properties plc (a)	1,730,890	8,950,792
Prudential plc	807,069	18,572,399
Reckitt Benckiser Group plc	278,127	22,436,894
Rio Tinto plc	887,253	40,878,016
Royal Bank of Scotland Group plc (b)	4,103,152	24,908,275
Royal Dutch Shell plc - A Shares	1,871,479	62,032,968
Standard Chartered plc	1,113,144	16,693,825
Vodafone Group plc	6,500,645	22,274,208
Whitbread plc	363,956	26,858,851
WPP plc	1,115,195	23,136,052

		377,270,039

United States—3.6%
Autoliv, Inc. (a)	210,031	22,288,490
Cognizant Technology Solutions Corp. - Class A (b)	377,094	19,857,770
Joy Global, Inc. (a)	294,825	13,715,259
Yum! Brands, Inc.	239,034	17,413,627

		73,275,146

Total Common Stocks (Cost $1,884,798,738)		2,028,451,004

Short-Term Investments—6.2%

Mutual Fund—5.1%
State Street Navigator Securities Lending MET Portfolio (c)	104,609,980	104,609,980

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $21,378,600 on 01/02/15, collateralized by $21,780,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $21,807,225.	21,378,600	21,378,600

Total Short-Term Investments (Cost $125,988,580)		125,988,580

Total Investments—105.1% (Cost $2,010,787,318) (d)		2,154,439,584
Other assets and liabilities (net)—(5.1)%		(103,986,927)

Net Assets—100.0%		$2,050,452,657

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $98,966,746 and the collateral received consisted of cash in the amount of $104,609,980. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,037,007,319. The aggregate unrealized appreciation and depreciation of investments were $251,972,644 and $(134,540,379), respectively, resulting in net unrealized appreciation of $117,432,265 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NVDR)—	Non-Voting Depository Receipts

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2014

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Banks	16.1
Pharmaceuticals	10.0
Oil, Gas & Consumable Fuels	5.4
Chemicals	5.1
Insurance	5.0
Food Products	4.7
Hotels, Restaurants & Leisure	3.4
Wireless Telecommunication Services	3.4
Machinery	3.4
Semiconductors & Semiconductor Equipment	3.1

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$71,689,165	$—	$71,689,165
Austria	—	11,346,307	—	11,346,307
Belgium	—	24,774,377	—	24,774,377
Brazil	9,348,759	20,211,482	—	29,560,241
Canada	15,885,343	—	—	15,885,343
China	—	9,437,600	—	9,437,600
France	—	213,250,779	—	213,250,779
Germany	—	163,837,787	—	163,837,787
Greece	—	6,243,082	—	6,243,082
Hong Kong	—	82,997,122	—	82,997,122
India	8,051,284	7,072,514	—	15,123,798
Italy	—	22,246,676	—	22,246,676
Japan	—	367,596,274	—	367,596,274
Netherlands	—	88,933,357	—	88,933,357
Philippines	—	5,828,854	—	5,828,854
Portugal	—	5,001,856	—	5,001,856
Russia	—	5,858,587	—	5,858,587
Singapore	—	23,116,999	—	23,116,999
Sweden	—	59,147,569	—	59,147,569
Switzerland	35,688,259	261,527,329	—	297,215,588
Taiwan	—	50,891,119	—	50,891,119
Thailand	—	7,923,339	—	7,923,339
United Kingdom	572,737	376,697,302	—	377,270,039
United States	73,275,146	—	—	73,275,146
Total Common Stocks	142,821,528	1,885,629,476	—	2,028,451,004
Short-Term Investments
Mutual Fund	104,609,980	—	—	104,609,980
Repurchase Agreement	—	21,378,600	—	21,378,600
Total Short-Term Investments	104,609,980	21,378,600	—	125,988,580
Total Investments	$247,431,508	$1,907,008,076	$—	$2,154,439,584

Collateral for securities loaned (Liability)	$—	$(104,609,980)	$—	$(104,609,980)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,154,439,584
Receivable for:
Fund shares sold	1,141,725
Dividends	4,227,874
Prepaid expenses	5,948

Total Assets	2,159,815,131
Liabilities
Due to bank cash denominated in foreign currencies (c)	2,478,808
Collateral for securities loaned	104,609,980
Payables for:
Investments purchased	60,251
Fund shares redeemed	261,150
Foreign taxes	126,095
Accrued expenses:
Management fees	1,122,937
Distribution and service fees	154,650
Deferred trustees’ fees	67,424
Other expenses	481,179

Total Liabilities	109,362,474

Net Assets	$2,050,452,657

Net assets consist of:
Paid in surplus	$2,087,666,879
Undistributed net investment income	56,307,391
Accumulated net realized loss	(236,763,528)
Unrealized appreciation on investments and foreign currency transactions (d)	143,241,915

Net Assets	$2,050,452,657

Net Assets
Class A	$1,332,180,833
Class B	708,891,936
Class E	9,379,888
Capital Shares Outstanding*
Class A	121,848,096
Class B	65,448,665
Class E	861,546
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.93
Class B	10.83
Class E	10.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,010,787,318.
(b)	Includes securities loaned at value of $98,966,746.
(c)	Identified cost of cash denominated in foreign currencies due to bank was $2,470,337.
(d)	Includes foreign capital gains tax of $126,095.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$80,667,264
Securities lending income	1,532,201

Total investment income	82,199,465
Expenses
Management fees	15,854,571
Administration fees	53,515
Custodian and accounting fees	1,194,054
Distribution and service fees—Class B	1,953,189
Distribution and service fees—Class E	15,957
Audit and tax services	56,140
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	176,151
Insurance	14,816
Miscellaneous	48,087

Total expenses	19,444,560
Less management fee waiver	(1,408,396)

Net expenses	18,036,164

Net Investment Income	64,163,301

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	144,289,258
Futures contracts	(176,705)
Foreign currency transactions	(457,529)

Net realized gain	143,655,024

Net change in unrealized depreciation on:
Investments (c)	(355,972,390)
Foreign currency transactions	(392,109)

Net change in unrealized depreciation	(356,364,499)

Net realized and unrealized loss	(212,709,475)

Net Decrease in Net Assets From Operations	$(148,546,174)

(a)	Net of foreign withholding taxes of $5,825,079.
(b)	Net of foreign capital gains tax of $84,727.
(c)	Includes change in foreign capital gains tax of $(126,095).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$64,163,301	$50,083,881
Net realized gain	143,655,024	187,148,477
Net change in unrealized appreciation (depreciation)	(356,364,499)	212,438,924

Increase (decrease) in net assets from operations	(148,546,174)	449,671,282

From Distributions to Shareholders
Net investment income
Class A	(41,393,345)	(44,608,151)
Class B	(17,466,175)	(20,387,657)
Class E	(246,156)	(305,107)

Total distributions	(59,105,676)	(65,300,915)

Decrease in net assets from capital share transactions	(311,458,219)	(401,376,154)

Total decrease in net assets	(519,110,069)	(17,005,787)

Net Assets
Beginning of period	2,569,562,726	2,586,568,513

End of period	$2,050,452,657	$2,569,562,726

Undistributed net investment income
End of period	$56,307,391	$50,117,760

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,502,504	$63,699,228	12,376,143	$134,933,713
Reinvestments	3,590,056	41,393,345	4,301,654	44,608,151
Redemptions	(31,596,854)	(370,025,452)	(46,440,369)	(509,482,802)

Net decrease	(22,504,294)	$(264,932,879)	(29,762,572)	$(329,940,938)

Class B
Sales	3,741,072	$42,962,189	4,666,911	$50,934,808
Reinvestments	1,525,430	17,466,175	1,981,308	20,387,657
Redemptions	(9,125,413)	(105,690,150)	(12,899,858)	(141,028,101)

Net decrease	(3,858,911)	$(45,261,786)	(6,251,639)	$(69,705,636)

Class E
Sales	37,680	$437,242	30,536	$339,355
Reinvestments	21,405	246,156	29,507	305,107
Redemptions	(167,780)	(1,946,952)	(217,118)	(2,374,042)

Net decrease	(108,695)	$(1,263,554)	(157,075)	$(1,729,580)

Decrease derived from capital shares transactions		$(311,458,219)		$(401,376,154)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.01	$10.34	$9.03	$10.28	$9.38

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.23	0.25	0.22	0.18
Net realized and unrealized gain (loss) on investments	(1.13)	1.75	1.27	(1.26)	0.90

Total from investment operations	(0.79)	1.98	1.52	(1.04)	1.08

Less Distributions
Distributions from net investment income	(0.29)	(0.31)	(0.21)	(0.21)	(0.18)

Total distributions	(0.29)	(0.31)	(0.21)	(0.21)	(0.18)

Net Asset Value, End of Period	$10.93	$12.01	$10.34	$9.03	$10.28

Total Return (%) (b)	(6.74)	19.58	16.97	(10.44)	11.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.75	0.77	0.78
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.70	0.73	0.75
Ratio of net investment income to average net assets (%)	2.89	2.08	2.59	2.24	1.91
Portfolio turnover rate (%)	28	34	36	39	50
Net assets, end of period (in millions)	$1,332.2	$1,733.3	$1,800.5	$1,804.3	$1,707.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.90	$10.25	$8.95	$10.20	$9.31

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.20	0.22	0.20	0.15
Net realized and unrealized gain (loss) on investments	(1.11)	1.73	1.26	(1.26)	0.90

Total from investment operations	(0.81)	1.93	1.48	(1.06)	1.05

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.18)	(0.19)	(0.16)

Total distributions	(0.26)	(0.28)	(0.18)	(0.19)	(0.16)

Net Asset Value, End of Period	$10.83	$11.90	$10.25	$8.95	$10.20

Total Return (%) (b)	(6.95)	19.26	16.71	(10.71)	11.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	1.00	1.02	1.03
Net ratio of expenses to average net assets (%) (c)	0.95	0.95	0.95	0.98	1.00
Ratio of net investment income to average net assets (%)	2.56	1.81	2.29	2.02	1.65
Portfolio turnover rate (%)	28	34	36	39	50
Net assets, end of period (in millions)	$708.9	$824.6	$774.5	$720.7	$775.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.96	$10.30	$8.99	$10.24	$9.34

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.21	0.23	0.21	0.16
Net realized and unrealized gain (loss) on investments	(1.11)	1.74	1.27	(1.27)	0.90

Total from investment operations	(0.80)	1.95	1.50	(1.06)	1.06

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.19)	(0.19)	(0.16)

Total distributions	(0.27)	(0.29)	(0.19)	(0.19)	(0.16)

Net Asset Value, End of Period	$10.89	$11.96	$10.30	$8.99	$10.24

Total Return (%) (b)	(6.83)	19.36	16.83	(10.62)	11.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.90	0.92	0.93
Net ratio of expenses to average net assets (%) (c)	0.85	0.85	0.85	0.88	0.90
Ratio of net investment income to average net assets (%)	2.67	1.92	2.42	2.14	1.79
Portfolio turnover rate (%)	28	34	36	39	50
Net assets, end of period (in millions)	$9.4	$11.6	$11.6	$12.3	$17.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gains tax reclasses, and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $21,378,600, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over- the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $194,376,496 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $176,705 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$630,776,601	$0	$942,508,565

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $8,832,987 in purchases and $2,457,571 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $61,653,489 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$15,854,571	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $1 billion
0.100%	Over $1.5 billion

An identical agreement was in place for the period December 1, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$59,105,676	$65,300,915	$—	$—	$59,105,676	$65,300,915

MIST-18

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$58,627,023	$—	$117,021,918	$(212,795,739)	$(37,146,798)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards $130,517,908.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16	Expiring 12/31/17	Expiring 12/31/18	Total
$20,731,805	$169,884,123	$22,179,811	$212,795,739

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Research International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-23

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-24

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Research International Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2014 and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2014. The Board noted that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one- and five-year periods ended October 31, 2014 and underperformed the MSCI EAFE Index for the three-year period ended October 31, 2014. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the three- and five-year periods ended October 31, 2014 and underperformed this benchmark for the one-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-25

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 1.29%, 1.01%, and 1.13%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 11.90%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks enjoyed strong performance during the year ended December 31, 2014. The Russell Midcap Growth Index (the “Index”) advanced 11.90% for the period, led by gains in the Health Care sector. The Telecommunication Services and Utilities sectors were the second and third best-performing groups in the Index, respectively, but they are also the Index’s two smallest sectors and had zero representation in the Portfolio during the year. The Energy sector was, by far, the weakest performer, down by double-digits for the period and the only Index sector with a negative return. The Information Technology (“IT”) and Consumer Discretionary sectors performed nearly in line with the Index’s overall return.

A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Portfolio’s holdings (IT stocks, in particular) took a hit during this downturn, these companies’ fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The largest detractor for the year was stock selection in the IT sector. Holdings in internet software & services and in software were especially detrimental – global microblogging platform Twitter and cyber security firm FireEye were the two largest detractors in the Portfolio overall – as these names were negatively affected by the high growth and high multiple sell-off during the spring.

Stock selection in the Consumer Discretionary sector dampened relative results, driven primarily by unfavorable results in internet & catalog retail holdings. Daily deals and local advertising leader Groupon was the main detractor in the sector and third-largest detractor in the overall Portfolio. The company reported disappointing results, characterized by slowing growth in its North American business. In February, Groupon also announced a senior executive was leaving the company, which contributed to share price volatility. The March-April sell-off in high-growth stocks also put downward pressure on Groupon shares.

Other positions performed more favorably. The Portfolio’s significant underweight position in Energy, the worst-performing sector during the period, benefited relative performance.

Both an overweight position and stock selection in the Health Care sector also added to returns. The top two contributors to the Portfolio’s overall performance during the period were health care names: Illumina, a leader in genetic testing and analysis, and Intuitive Surgical, a surgical robotics systems maker.

We have been attracted to Illumina because we believe the company provides best-in-class genomic tools for academic and industry researchers to generate valuable medical information that can enhance drug discovery and clinical research, allowing diseases to be detected earlier and facilitating better drug choices for individual patients. The company has made progress in lowering the cost of genome mapping, which could allow for more full genomes to be sequenced over time.

At year end, we continued to like Intuitive Surgical because we believe it has a leading position in the rapidly emerging field of robotics-assisted surgery, due to its control of the core patents and intellectual property for use of robotics in prostatectomies and hysterectomies. We also like its attractive razor/razor blade model, which offers greater business visibility. We believe the company has a substantial opportunity to grow its installed base globally by entering new markets, introducing new products, and applying its existing products to new procedures.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2014, the Portfolio’s largest sector weights, which are a result of our bottom-up stock selection process, were in IT, Health Care, and Consumer Discretionary. The Portfolio had no exposure to the Energy, Materials, Telecommunication Services, or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	1.29	13.82	8.52	—
Class B	1.01	13.54	8.26	—
Class E	1.13	—	—	12.36
Russell Midcap Growth Index	11.90	16.94	9.43	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Illumina, Inc.	5.5
LinkedIn Corp. - Class A	4.9
Intuitive Surgical, Inc.	4.8
Mead Johnson Nutrition Co.	3.6
Tesla Motors, Inc.	3.4
athenahealth, Inc.	3.4
Twitter, Inc.	3.3
Splunk, Inc.	2.9
Workday, Inc. - Class A	2.9
Keurig Green Mountain, Inc.	2.8

Top Sectors

% of Net Assets
Information Technology	34.8
Health Care	19.5
Consumer Discretionary	17.7
Industrials	10.3
Consumer Staples	7.4
Financials	5.2

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.68%	$1,000.00	$1,005.50	$3.44
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$1,004.40	$4.70
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

Class E(a)	Actual	0.83%	$1,000.00	$1,005.00	$4.19
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—92.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
TransDigm Group, Inc.	159,965	$31,409,128

Automobiles—3.4%
Tesla Motors, Inc. (a) (b)	191,592	42,611,977

Beverages—1.0%
Monster Beverage Corp. (a)	113,839	12,334,456

Biotechnology—1.9%
Alnylam Pharmaceuticals, Inc. (a)	70,125	6,802,125
Intercept Pharmaceuticals, Inc. (a) (b)	8,145	1,270,620
Ironwood Pharmaceuticals, Inc. (a)	586,149	8,979,803
Pharmacyclics, Inc. (a) (b)	29,828	3,646,771
Seattle Genetics, Inc. (a) (b)	88,403	2,840,388

		23,539,707

Commercial Services & Supplies—1.1%
Stericycle, Inc. (a)	99,634	13,060,025

Communications Equipment—1.0%
Palo Alto Networks, Inc. (a)	100,913	12,368,906

Diversified Financial Services—5.2%
McGraw Hill Financial, Inc.	376,052	33,461,107
MSCI, Inc.	648,576	30,768,445

		64,229,552

Electrical Equipment—0.5%
SolarCity Corp. (a) (b)	119,998	6,417,493

Food Products—6.4%
Keurig Green Mountain, Inc.	262,978	34,816,972
Mead Johnson Nutrition Co.	439,173	44,154,454

		78,971,426

Health Care Equipment & Supplies—4.8%
Intuitive Surgical, Inc. (a)	112,604	59,560,760

Health Care Technology—3.4%
athenahealth, Inc. (a) (b)	286,399	41,728,334

Hotels, Restaurants & Leisure—5.0%
Chipotle Mexican Grill, Inc. (a)	9,122	6,244,100
Dunkin’ Brands Group, Inc.	649,247	27,690,385
Panera Bread Co. - Class A (a) (b)	161,560	28,240,688

		62,175,173

Internet & Catalog Retail—4.0%
Ctrip.com International, Ltd. (ADR) (a)	213,636	9,720,438
Groupon, Inc. (a) (b)	994,636	8,215,693
TripAdvisor, Inc. (a)	170,704	12,744,761
Zalando SE (a)	262,384	8,061,971
zulily, Inc. - Class A (a) (b)	440,473	10,307,068

		49,049,931

Internet Software & Services—15.8%
Autohome, Inc. (ADR) (a) (b)	294,372	10,703,366
Dropbox, Inc. (a) (c) (d)	460,161	8,789,627
LendingClub Corp. (a)	189,456	4,793,237
LinkedIn Corp. - Class A (a)	263,123	60,441,984
MercadoLibre, Inc. (b)	67,164	8,574,828
Pandora Media, Inc. (a) (b)	624,233	11,130,074
SurveyMonkey, Inc. (a) (c) (d)	303,799	4,997,494
Twitter, Inc. (a)	1,133,186	40,647,382
Yelp, Inc. (a) (b)	112,573	6,161,120
Youku Tudou, Inc. (ADR) (a) (b)	584,657	10,412,741
Zillow, Inc. - Class A (a) (b)	273,130	28,921,736

		195,573,589

IT Services—4.9%
FleetCor Technologies, Inc. (a)	205,414	30,547,116
Gartner, Inc. (a)	361,911	30,476,525

		61,023,641

Life Sciences Tools & Services—5.5%
Illumina, Inc. (a)	368,034	67,931,716

Machinery—1.7%
Colfax Corp. (a) (b)	397,997	20,524,705

Pharmaceuticals—3.9%
Endo International plc (a)	471,489	34,003,787
Zoetis, Inc.	326,597	14,053,469

		48,057,256

Professional Services—4.6%
IHS, Inc. - Class A (a)	229,051	26,084,328
Verisk Analytics, Inc. - Class A (a)	477,758	30,600,400

		56,684,728

Software—10.7%
FireEye, Inc. (a) (b)	641,216	20,249,601
NetSuite, Inc. (a) (b)	112,536	12,285,555
ServiceNow, Inc. (a)	245,045	16,626,303
Splunk, Inc. (a)	611,662	36,057,475
Tableau Software, Inc. - Class A (a)	92,996	7,882,341
Workday, Inc. - Class A (a)	439,485	35,866,371
Zynga, Inc. - Class A (a)	1,506,873	4,008,282

		132,975,928

Technology Hardware, Storage & Peripherals—0.9%
3D Systems Corp. (a) (b)	178,902	5,880,509
Stratasys, Ltd. (a) (b)	57,935	4,814,978

		10,695,487

Textiles, Apparel & Luxury Goods—4.3%
lululemon athletica, Inc. (a) (b)	275,360	15,362,334
Michael Kors Holdings, Ltd. (a)	416,994	31,316,250
Under Armour, Inc. - Class A (a)	94,638	6,425,920

		53,104,504

Total Common Stocks (Cost $965,807,766)		1,144,028,422

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Preferred Stocks—1.6%

Security Description	Shares/ Notional Amount*	Value

Internet & Catalog Retail—0.9%
Flipkart Online Pvt., Ltd. - Series D (a) (c) (d)	98,557	$11,803,186

Internet Software & Services—0.1%
Dropbox, Inc. - Series A (a) (c) (d)	51,888	991,123
Peixe Urbano, Inc. - Series C (a) (c) (d)	71,709	30,835

		1,021,958

Software—0.6%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	4,343,335
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	1,397,798
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	1,397,798

		7,138,931

Total Preferred Stocks (Cost $7,854,829)		19,964,075

Convertible Preferred Stock—0.8%

Internet Software & Services—0.8%
Airbnb, Inc. - Series D (a) (c) (d) (Cost $7,659,587)	188,136	9,483,936

Purchased Options—0.1%

Call Options—0.1%
USD Currency, Strike Price CNY 6.62 Expires 06/19/15 (Counterparty - Royal Bank of Scotland plc)	227,746,784	389,219
USD Currency, Strike Price CNY 6.65 Expires 11/23/15 (Counterparty - Royal Bank of Scotland plc)	196,277,507	995,127

Total Purchased Options (Cost $1,277,599)		1,384,346

Short-Term Investments—24.6%

Mutual Fund—19.4%
State Street Navigator Securities Lending MET Portfolio (e)	240,661,118	240,661,118

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $63,852,221 on 01/02/15, collateralized by $65,050,000 U.S. Treasury Note at 0.250% due 08/15/15 with a value of $65,131,313.	63,852,221	63,852,221

Total Short-Term Investments (Cost $304,513,339)		304,513,339

Total Investments—119.6% (Cost $1,287,113,120) (f)		1,479,374,118
Other assets and liabilities (net)—(19.6)%		(242,659,293)

Net Assets—100.0%		$1,236,714,825

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $239,057,287 and the collateral received consisted of cash in the amount of $240,661,118 and non-cash collateral with a value of $3,753,191. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 3.5% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $43,235,132, which is 3.5% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,287,310,305. The aggregate unrealized appreciation and depreciation of investments were $279,556,514 and $(87,492,701), respectively, resulting in net unrealized appreciation of $192,063,813 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CNY)—	Chinese Yuan

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$9,483,936
Dropbox, Inc.	05/01/12	460,161	4,165,241	8,789,627
Dropbox, Inc. - Series A	05/25/12	51,888	470,124	991,123
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	11,803,186
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	4,343,335
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	1,397,798
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	1,397,798
Peixe Urbano, Inc. - Series C	12/02/11	71,709	2,239,927	30,835
SurveyMonkey, Inc.	11/25/14	303,799	4,997,494	4,997,494

				$43,235,132

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$31,409,128	$—	$—	$31,409,128
Automobiles	42,611,977	—	—	42,611,977
Beverages	12,334,456	—	—	12,334,456
Biotechnology	23,539,707	—	—	23,539,707
Commercial Services & Supplies	13,060,025	—	—	13,060,025
Communications Equipment	12,368,906	—	—	12,368,906
Diversified Financial Services	64,229,552	—	—	64,229,552
Electrical Equipment	6,417,493	—	—	6,417,493
Food Products	78,971,426	—	—	78,971,426
Health Care Equipment & Supplies	59,560,760	—	—	59,560,760
Health Care Technology	41,728,334	—	—	41,728,334
Hotels, Restaurants & Leisure	62,175,173	—	—	62,175,173
Internet & Catalog Retail	40,987,960	8,061,971	—	49,049,931
Internet Software & Services	181,786,468	—	13,787,121	195,573,589
IT Services	61,023,641	—	—	61,023,641
Life Sciences Tools & Services	67,931,716	—	—	67,931,716
Machinery	20,524,705	—	—	20,524,705
Pharmaceuticals	48,057,256	—	—	48,057,256
Professional Services	56,684,728	—	—	56,684,728
Software	132,975,928	—	—	132,975,928
Technology Hardware, Storage & Peripherals	10,695,487	—	—	10,695,487
Textiles, Apparel & Luxury Goods	53,104,504	—	—	53,104,504
Total Common Stocks	1,122,179,330	8,061,971	13,787,121	1,144,028,422
Total Preferred Stocks*	—	—	19,964,075	19,964,075
Total Convertible Preferred Stock*	—	—	9,483,936	9,483,936
Total Purchased Options*	—	1,384,346	—	1,384,346
Short-Term Investments
Mutual Fund	240,661,118	—	—	240,661,118
Repurchase Agreement	—	63,852,221	—	63,852,221
Total Short-Term Investments	240,661,118	63,852,221	—	304,513,339
Total Investments	$1,362,840,448	$73,298,538	$43,235,132	$1,479,374,118

Collateral for securities loaned (Liability)	$—	$(240,661,118)	$—	$(240,661,118)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Purchases	Balance as of December 31, 2014	Change in Unrealized Appreciation from Investments Still Held at December 31, 2014
Common Stocks
Internet Software & Services	$6,322,612	$2,467,015	$4,997,494	$13,787,121	$2,467,015
Convertible Preferred Stocks
Internet Software & Services	—	1,824,349	7,659,587	9,483,936	1,824,349
Preferred Stocks
Internet & Catalog Retail	2,334,816	9,468,370	—	11,803,186	9,468,370
Internet Software & Services	799,709	222,249	—	1,021,958	222,249
Software	3,124,394	4,014,537	—	7,138,931	4,014,537

Total	$12,581,531	$17,996,520	$12,657,081	$43,235,132	$17,996,520

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; If Input Value Increases Then Fair Value:
Common Stock
Internet Software & Services	$8,789,627	Market Transaction Method	Precedent Transaction	$19.10	$19.10	$19.10	Increase
	4,997,494	Market Transaction Method	Precedent Transaction	$16.45	$16.45	$16.45	Increase
Preferred Stocks
Internet & Catalog Retail	11,803,186	Market Transaction Method	Precedent Transaction	$119.76	$119.76	$119.76	Increase
Internet Software & Services	991,123	Market Transaction Method	Precedent Transaction	$19.10	$19.10	$19.10	Increase
	30,835	Merger & Acquisition Transaction	Sale/Merger Scenerio	$0.86	$0.86	$0.86	Increase
			Discount for Lack of Marketability	50.00%	50.00%	50.00%	Decrease
Software	7,138,931	Market Transaction Method	Pending Transaction	$8.89	$8.89	$8.89	Increase
			Precedent Transaction	$6.13	$6.13	$6.13	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	10.2x	13.1x	11.2x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
Convertible Preferred Stocks Internet Software & Services	9,483,936	Market Transaction Method	Precedent Transaction	$50.41	$50.41	$50.41	Increase

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,479,374,118
Receivable for:
Fund shares sold	536,087
Dividends	175,839
Prepaid expenses	3,080

Total Assets	1,480,089,124
Liabilities
Cash collateral for options contracts	1,470,000
Collateral for securities loaned	240,661,118
Payables for:
Fund shares redeemed	158,409
Accrued expenses:
Management fees	666,688
Distribution and service fees	87,921
Deferred trustees’ fees	72,102
Other expenses	258,061

Total Liabilities	243,374,299

Net Assets	$1,236,714,825

Net assets consist of:
Paid in surplus	$1,173,148,791
Accumulated net investment loss	(72,102)
Accumulated net realized loss	(128,622,862)
Unrealized appreciation on investments	192,260,998

Net Assets	$1,236,714,825

Net Assets
Class A	$816,499,222
Class B	404,673,293
Class E	15,542,310
Capital Shares Outstanding*
Class A	49,442,655
Class B	25,401,221
Class E	962,937
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.51
Class B	15.93
Class E	16.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,287,113,120.
(b)	Includes securities loaned at value of $239,057,287.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$6,278,559
Securities lending income	1,857,363

Total investment income	8,135,922
Expenses
Management fees	8,214,595
Administration fees	29,972
Custodian and accounting fees	159,383
Distribution and service fees—Class B	1,030,264
Distribution and service fees—Class E	24,932
Audit and tax services	39,131
Legal	34,320
Trustees’ fees and expenses	43,842
Shareholder reporting	232,721
Insurance	7,591
Miscellaneous	14,346

Total expenses	9,831,097
Less management fee waiver	(100,000)

Net expenses	9,731,097

Net Investment Loss	(1,595,175)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	167,676,713
Foreign currency transactions	(17,278)

Net realized gain	167,659,435

Net change in unrealized depreciation on:
Investments	(155,151,349)
Foreign currency transactions	(50)

Net change in unrealized depreciation	(155,151,399)

Net realized and unrealized gain	12,508,036

Net Increase in Net Assets From Operations	$10,912,861

(a)	Net of foreign withholding taxes of $237,306.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$(1,595,175)	$1,102,227
Net realized gain	167,659,435	94,629,291
Net change in unrealized appreciation (depreciation)	(155,151,399)	297,439,118

Increase in net assets from operations	10,912,861	393,170,636

From Distributions to Shareholders
Net investment income
Class A	(498,712)	(6,497,822)
Class B	0	(2,272,736)
Class E	0	(112,563)

Total distributions	(498,712)	(8,883,121)

Increase (decrease) in net assets from capital share transactions	(143,562,820)	5,489,561

Total increase (decrease) in net assets	(133,148,671)	389,777,076

Net Assets
Beginning of period	1,369,863,496	980,086,420

End of period	$1,236,714,825	$1,369,863,496

Undistributed net investment income (loss)
End of period	$(72,102)	$975,527

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,479,308	$84,543,464	8,104,680	$106,443,709
Reinvestments	32,405	498,712	517,755	6,497,822
Redemptions	(13,099,294)	(204,382,117)	(6,562,107)	(91,389,007)

Net increase (decrease)	(7,587,581)	$(119,339,941)	2,060,328	$21,552,524

Class B
Sales	2,310,455	$35,991,855	3,163,679	$41,636,207
Reinvestments	0	0	186,903	2,272,736
Redemptions	(3,669,759)	(58,016,482)	(4,190,310)	(56,715,853)

Net decrease	(1,359,304)	$(22,024,627)	(839,728)	$(12,806,910)

Class E
Sales	77,398	$1,252,314	32,882	$458,276
Reinvestments	0	0	9,151	112,563
Redemptions	(217,001)	(3,450,566)	(283,192)	(3,826,892)

Net decrease	(139,603)	$(2,198,252)	(241,159)	$(3,256,053)

Increase (decrease) derived from capital shares transactions		$(143,562,820)		$5,489,561

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$16.31	$11.81	$10.78	$11.91		$9.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.02	0.12	0.03		0.07
Net realized and unrealized gain (loss) on investments	0.22	4.59	0.91	(0.75)		2.85

Total from investment operations	0.21	4.61	1.03	(0.72)		2.92

Less Distributions
Distributions from net investment income	(0.01)	(0.11)	0.00	(0.09)		(0.02)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.32)		0.00

Total distributions	(0.01)	(0.11)	0.00	(0.41)		(0.02)

Net Asset Value, End of Period	$16.51	$16.31	$11.81	$10.78		$11.91

Total Return (%) (b)	1.29	39.30	9.55	(6.67)		32.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.69	0.72	0.72		0.80
Net ratio of expenses to average net assets (%) (c)	0.68	0.68	0.71	0.71		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.04)	0.17	1.07	0.22		0.63
Portfolio turnover rate (%)	42	56	36	34		48
Net assets, end of period (in millions)	$816.5	$930.3	$649.3	$539.5		$567.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.77	$11.42	$10.45	$11.57		$8.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.01)	0.09	(0.00	)(d)	0.02
Net realized and unrealized gain (loss) on investments	0.21	4.44	0.88	(0.73)		2.79

Total from investment operations	0.16	4.43	0.97	(0.73)		2.81

Less Distributions
Distributions from net investment income	0.00	(0.08)	0.00	(0.07)		(0.00	)(e)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.32)		0.00

Total distributions	0.00	(0.08)	0.00	(0.39)		(0.00	)(e)

Net Asset Value, End of Period	$15.93	$15.77	$11.42	$10.45		$11.57

Total Return (%) (b)	1.01	39.02	9.28	(6.92)		32.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.94	0.97	0.97		1.05
Net ratio of expenses to average net assets (%) (c)	0.93	0.93	0.96	0.96		1.03
Ratio of net investment income (loss) to average net assets (%)	(0.29)	(0.08)	0.80	(0.03)		0.24
Portfolio turnover rate (%)	42	56	36	34		48
Net assets, end of period (in millions)	$404.7	$421.9	$315.3	$251.4		$237.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010(f)
Net Asset Value, Beginning of Period	$15.96	$11.56	$10.56	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.00 (d)	0.10	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.21	4.49	0.90	(0.74)	1.94

Total from investment operations	0.18	4.49	1.00	(0.73)	1.98

Less Distributions
Distributions from net investment income	0.00	(0.09)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.32)	0.00

Total distributions	0.00	(0.09)	0.00	(0.40)	0.00

Net Asset Value, End of Period	$16.14	$15.96	$11.56	$10.56	$11.69

Total Return (%) (b)	1.13	39.06	9.47	(6.87)	20.39	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.87	0.87	0.95	(h)
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.86	0.86	0.93	(h)
Ratio of net investment income (loss) to average net assets (%)	(0.18)	0.03	0.87	0.06	0.50	(h)
Portfolio turnover rate (%)	42	56	36	34	48
Net assets, end of period (in millions)	$15.5	$17.6	$15.5	$16.0	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Commencement of operations was April 27, 2010.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

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Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, net operating losses and distributions in excess of current earnings. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $63,852,221, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

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Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$1,384,346

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$1,384,346	$—	$(1,384,346)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Investments (a)	$(1,278,457)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Investments (a)	$791,066

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$486,122,353

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$523,424,281	$0	$697,647,819

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $5,801,095 in purchases and $15,373,874 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$8,214,594	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2014 the Portfolio paid brokerage commissions to affiliated broker/dealer:

Affiliate	Commission
Morgan Stanley	$1,681

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$498,712	$8,883,121	$—	$—	$498,712	$8,883,121

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$192,063,810	$(128,425,674)	$63,638,136

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

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Notes to Financial Statements—December 31, 2014—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $167,823,751.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16
$128,425,674	*

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-25

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-26

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Morgan Stanley Mid Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including a recent trend toward improved performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-27

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 2.30%, 2.03%, and 2.13%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 4.16%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were choppy in 2014. U.S. equities were among the top performing asset classes during the year, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets.

In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process (thereby ending the program’s purchases) at the end of October. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduced market volatility and enabled investors to prepare for a post-QE market environment. While the U.S. equity market faced volatility early in 2014 due to weak first quarter data partially attributed to cold weather effects across much of the country, and again in September, it generally produced positive results and ended the year at record levels. Economic data in the U.S. was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries like India and Indonesia have benefited from business-friendly new administrations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The most significant detractors from performance in 2014 for the Portfolio included Airbus Group NV (Industrials) (France), Deutsche Bank AG (Financials) (Germany), Technip S.A. (Energy) (France), Tod’s SpA (Consumer Discretionary) (Italy) and SAP SE (Information Technology) (Germany). Airbus Group along with Boeing constitutes a global duopoly in the large jet airplane market. It has a product refresh scheduled with the re-engining of both its single aisle A320 and dual aisle A330 products. The newest Airbus product, the Airbus A350, is currently scheduled to be in commercial service by the first quarter of 2015. Concerns about the near-term impact on margins of these developments led to a pullback in the shares after a strong run of performance. A muted earnings outlook also detracted from its performance. Continued prosecutorial activism and litigation activity has led to the financial industry paying significant fines for past transgressions. Heightened concerns about the persistence of such fines and their increasing magnitude have led to worries about the adequacy of capital at global investment banks in particular. This, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance. During the reporting period, Deutsche Bank raised over $10 billion in fresh capital, increasing its equity level significantly. Technip is a supplier of critical parts and services to the oil & gas industry. It is one of the three world leaders in underwater construction of oil & gas production facilities; it is the world’s largest manufacturer of flexible pipe; and it is the world leader in the liquefaction of natural gas. Technip’s share price has been buffeted by a number of things in the 2014, including developments in Russia, where it has a meaningful project underway, concerns about the capital spending plans of the major oil companies, and lower margin guidance for its subsea segment. However, the company has a very substantial backlog of projects, and we did not see this changing. Technip is a supplier of critical services to key areas of the oil & gas industry and is positioned to benefit from the world’s demand for energy. A slowdown in growth for luxury goods in China and Asia Pacific has affected the share performance of luxury shoemaker Tod’s. SAP is the leading provider of enterprise resource planning (ERP) software used to integrate back-office functions such as distribution, accounting, human resources, and manufacturing. The company experienced declines after cutting its full-year earnings forecast.

Top contributors to performance in 2014 included ICICI Bank, Ltd. (Financials) (India), Allergan, Inc. (Health Care) (United States), Anthem, Inc. (Health Care) (United States), Shire plc (Health Care) (United Kingdom), Walt Disney Co. (Consumer Discretionary) (United States) and Facebook, Inc. (Information Technology) (United States). ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, ICICI has the potential to grow faster with less competition. Additionally, the election of Narendra Modi as the new Prime Minister of India was greeted with great optimism and boosted Indian equities this reporting period. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan’s stock price jumped after Actavis announced plans to acquire the company. Anthem is a health benefit company that had a strong reporting period. The company also announced plans to acquire Simply Healthcare Holdings toward the end of the year. Shire is a pharmaceutical company that focuses on attention deficit

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

and hyperactivity disorders as well as gastrointestinal and renal diseases. During the reporting period, AbbVie, a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied. Subsequent to the fiscal year end, the offer was withdrawn, resulting in Shire shares dropping. Walt Disney Co. produces movies, television programs, musical recordings, books, magazines and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. It has iconic intellectual property assets, many channels through which to monetize them and high optionality potential to create more of both. The stock performed well during the reporting period as investors focused on the “content is king” theme in the broadcast and Internet segments of the consumer discretionary sector. Facebook, the world’s number one social network, delivered strong evidence that it can thrive on smartphones and tablets, with increases in mobile advertising revenue.

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary and Industrials. The Portfolio had its most significant underweight positions in Energy, Materials and Consumer Staples. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Japan and Sweden, with its most significant underweight positions in the United States, Canada, Australia and the United Kingdom. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	2.30	11.04	7.38
Class B	2.03	10.77	7.11
Class E	2.13	10.88	7.23
MSCI ACWI (All Country World Index)	4.16	9.17	6.09

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Telefonaktiebolaget LM Ericsson - B Shares	2.6
McGraw Hill Financial, Inc.	2.5
Walt Disney Co. (The)	2.3
eBay, Inc.	2.3
Citigroup, Inc.	2.1
Colgate-Palmolive Co.	2.0
Murata Manufacturing Co., Ltd.	1.9
Altera Corp.	1.9
Bayerische Motoren Werke (BMW) AG	1.9
Anthem, Inc.	1.9

Top Countries

% of Net Assets
United States	46.6
Japan	10.5
Germany	10.0
Switzerland	5.2
France	5.1
Sweden	4.2
United Kingdom	4.2
Spain	3.4
Brazil	3.2
India	1.8

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.70%	$1,000.00	$978.40	$3.49
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B(a)	Actual	0.95%	$1,000.00	$976.80	$4.73
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class E(a)	Actual	0.85%	$1,000.00	$977.30	$4.24
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Brazil—3.2%
Ambev S.A. (ADR)	1,219,370	$7,584,482
BM&FBovespa S.A.	1,839,700	6,815,113
Embraer S.A. (ADR)	289,230	10,661,018
Itau Unibanco Holding S.A. (ADR)	824,606	10,728,124
Vale S.A. (ADR) (a)	364,600	2,982,428

		38,771,165

China—0.6%
Alibaba Group Holding, Ltd. (ADR) (b)	23,700	2,463,378
JD.com, Inc. (ADR) (a) (b)	219,628	5,082,192

		7,545,570

Denmark—0.4%
FLSmidth & Co. A/S (a)	115,252	5,055,729

France—5.1%
Hermes International (a)	6,188	2,206,480
Kering	101,295	19,474,736
LVMH Moet Hennessy Louis Vuitton S.A. (a)	126,871	20,062,628
Societe Generale S.A.	208,860	8,776,570
Technip S.A.	201,141	12,010,867

		62,531,281

Germany—8.1%
Allianz SE	126,041	20,942,177
Bayer AG	142,721	19,511,305
Deutsche Bank AG	320,997	9,702,377
Linde AG	66,802	12,459,894
SAP SE	315,242	22,289,341
Siemens AG	120,202	13,632,134

		98,537,228

India—1.8%
ICICI Bank, Ltd. (ADR)	1,876,250	21,670,687

Ireland—0.6%
Shire plc	105,649	7,475,012

Italy—1.5%
Brunello Cucinelli S.p.A. (a)	34,807	780,386
Gtech S.p.A. (a)	272,566	6,097,863
Prysmian S.p.A.	234,019	4,259,427
Tod’s S.p.A. (a)	75,156	6,522,037

		17,659,713

Japan—10.5%
Dai-ichi Life Insurance Co., Ltd. (The)	949,700	14,411,421
FANUC Corp.	48,800	8,053,885
KDDI Corp.	313,970	19,645,174
Keyence Corp.	42,400	18,780,566
Kyocera Corp.	272,500	12,489,710
Murata Manufacturing Co., Ltd.	216,600	23,659,980
Nidec Corp.	254,100	16,481,565
Seibu Holdings, Inc. (a)	155,000	3,162,304

Japan—(Continued)
Sumitomo Mitsui Financial Group, Inc.	296,300	10,706,061

		127,390,666

Mexico—0.7%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	100,354	8,834,163

Netherlands—1.7%
Airbus Group NV	416,393	20,681,080

Russia—0.3%
Alrosa AO (b)	3,607,049	3,799,424

Spain—3.4%
Banco Bilbao Vizcaya Argentaria S.A.	1,437,396	13,528,079
Inditex S.A.	698,986	20,028,007
Repsol S.A.	410,136	7,623,672

		41,179,758

Sweden—4.2%
Assa Abloy AB - Class B	365,045	19,291,496
Telefonaktiebolaget LM Ericsson - B Shares	2,636,267	31,927,666

		51,219,162

Switzerland—5.2%
Credit Suisse Group AG (b)	567,232	14,219,839
Nestle S.A.	170,076	12,466,833
Roche Holding AG	53,327	14,453,775
UBS Group AG (b)	1,282,089	22,038,726

		63,179,173

United Kingdom—4.2%
Circassia Pharmaceuticals plc (b)	1,199,998	5,181,041
Earthport plc (a) (b)	2,765,209	1,887,136
Prudential plc	976,912	22,480,853
Unilever plc	514,714	20,908,075

		50,457,105

United States—44.9%
3M Co.	115,080	18,909,946
Adobe Systems, Inc. (b)	307,600	22,362,520
Aetna, Inc.	256,100	22,749,363
Allergan, Inc.	54,010	11,481,986
Altera Corp.	623,700	23,039,478
Anthem, Inc.	181,230	22,775,174
Biogen Idec, Inc. (b)	30,990	10,519,555
BioMarin Pharmaceutical, Inc. (b)	96,860	8,756,144
Bluebird Bio, Inc. (b)	35,040	3,213,869
Celldex Therapeutics, Inc. (a) (b)	531,010	9,690,932
Citigroup, Inc.	481,360	26,046,389
Clovis Oncology, Inc. (a) (b)	117,170	6,561,520
Colgate-Palmolive Co.	359,160	24,850,280
eBay, Inc. (b)	495,640	27,815,317
Emerson Electric Co.	173,990	10,740,403
Facebook, Inc. - Class A (b)	241,470	18,839,489

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

United States—(Continued)
FNF Group	271,740	$9,361,443
FNFV Group (b)	35,442	557,857
Gilead Sciences, Inc. (b)	163,410	15,403,027
Goldman Sachs Group, Inc. (The)	102,490	19,865,637
Google, Inc. - Class A (b)	31,870	16,912,134
Google, Inc. - Class C (b)	31,870	16,776,368
Intuit, Inc.	240,810	22,200,274
Maxim Integrated Products, Inc.	652,940	20,809,198
McDonald’s Corp.	107,670	10,088,679
McGraw Hill Financial, Inc.	342,380	30,464,972
Medivation, Inc. (b)	61,200	6,096,132
St. Jude Medical, Inc.	122,520	7,967,476
Theravance Biopharma, Inc. (a) (b)	70,625	1,053,725
Theravance, Inc. (a)	286,900	4,059,635
Tiffany & Co. (a)	184,380	19,702,847
United Parcel Service, Inc. - Class B	142,590	15,851,730
Vertex Pharmaceuticals, Inc. (b)	141,450	16,804,260
Walt Disney Co. (The)	301,910	28,436,903
Zimmer Holdings, Inc.	129,250	14,659,535

		545,424,197

Total Common Stocks (Cost $911,614,943)		1,171,411,113

Preferred Stock—1.9%

Germany—1.9%
Bayerische Motoren Werke (BMW) AG (Cost $15,915,110)	278,371	22,846,280

Rights—0.0%

Italy—0.0%
Gtech S.p.A., Expires 01/09/15 (b)	272,566	0

Spain—0.0%
Banco Bilbao Vizcaya Argentaria S.A., Expires 01/07/15 (a) (b)	1,437,396	137,407
Repsol S.A., Expires 01/08/15 (a) (b)	410,136	226,802

		364,209

Total Rights (Cost $377,311)		364,209

Short-Term Investments—8.6%

Mutual Fund—6.9%
State Street Navigator Securities Lending MET Portfolio (c)	83,999,736	83,999,736

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $20,085,929 on 01/02/15, collateralized by $20,285,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $20,487,850.	20,085,929	20,085,929

Total Short-Term Investments (Cost $104,085,665)		104,085,665

Total Investments—106.9% (Cost $1,031,993,029) (d)		1,298,707,267
Other assets and liabilities (net)—(6.9)%		(83,977,415)

Net Assets—100.0%		$1,214,729,852

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $81,803,462 and the collateral received consisted of cash in the amount of $83,999,736 and non-cash collateral with a value of $1,246,618. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,037,993,341. The aggregate unrealized appreciation and depreciation of investments were $286,934,720 and $(26,220,794), respectively, resulting in net unrealized appreciation of $260,713,926 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Banks	7.5
Internet Software & Services	6.8
Biotechnology	6.8
Insurance	5.5
Software	5.5
Capital Markets	5.4
Pharmaceuticals	4.8
Electronic Equipment, Instruments & Components	4.5
Textiles, Apparel & Luxury Goods	4.0
Health Care Providers & Services	3.8

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$31,956,052	$6,815,113	$—	$38,771,165
China	7,545,570	—	—	7,545,570
Denmark	—	5,055,729	—	5,055,729
France	—	62,531,281	—	62,531,281
Germany	—	98,537,228	—	98,537,228
India	21,670,687	—	—	21,670,687
Ireland	—	7,475,012	—	7,475,012
Italy	—	17,659,713	—	17,659,713
Japan	—	127,390,666	—	127,390,666
Mexico	8,834,163	—	—	8,834,163
Netherlands	—	20,681,080	—	20,681,080
Russia	3,799,424	—	—	3,799,424
Spain	—	41,179,758	—	41,179,758
Sweden	—	51,219,162	—	51,219,162
Switzerland	22,038,726	41,140,447	—	63,179,173
United Kingdom	—	50,457,105	—	50,457,105
United States	545,424,197	—	—	545,424,197
Total Common Stocks	641,268,819	530,142,294	—	1,171,411,113
Total Preferred Stock*	—	22,846,280	—	22,846,280
Total Rights*	364,209	—	—	364,209
Short-Term Investments
Mutual Fund	83,999,736	—	—	83,999,736
Repurchase Agreement	—	20,085,929	—	20,085,929
Total Short-Term Investments	83,999,736	20,085,929	—	104,085,665
Total Investments	$725,632,764	$573,074,503	$—	$1,298,707,267

Collateral for securities loaned (Liability)	$—	$(83,999,736)	$—	$(83,999,736)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,298,707,267
Receivable for:
Investments sold	277,446
Fund shares sold	388,235
Dividends	804,985
Prepaid expenses	3,298
Other assets	150,178

Total Assets	1,300,331,409
Liabilities
Due to bank cash denominated in foreign currencies (c)	216,641
Collateral for securities loaned	83,999,736
Payables for:
Fund shares redeemed	288,317
Accrued expenses:
Management fees	651,893
Distribution and service fees	92,335
Deferred trustees’ fees	98,423
Other expenses	254,212

Total Liabilities	85,601,557

Net Assets	$1,214,729,852

Net assets consist of:
Paid in surplus	$908,776,110
Undistributed net investment income	12,147,807
Accumulated net realized gain	27,120,373
Unrealized appreciation on investments and foreign currency transactions	266,685,562

Net Assets	$1,214,729,852

Net Assets
Class A	$774,985,319
Class B	410,126,087
Class E	29,618,446
Capital Shares Outstanding*
Class A	38,102,860
Class B	20,270,757
Class E	1,461,887
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.34
Class B	20.23
Class E	20.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,031,993,029.
(b)	Includes securities loaned at value of $81,803,462.
(c)	Identified cost of cash denominated in foreign currencies due to bank was $216,247.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$23,828,633
Securities lending income	1,041,212

Total investment income	24,869,845
Expenses
Management fees	7,654,341
Administration fees	26,698
Custodian and accounting fees	431,860
Distribution and service fees—Class B	1,074,693
Distribution and service fees—Class E	48,817
Audit and tax services	55,742
Legal	38,296
Trustees’ fees and expenses	47,231
Shareholder reporting	192,485
Insurance	7,107
Miscellaneous	52,454

Total expenses	9,629,724
Less management fee waiver	(444,799)

Net expenses	9,184,925

Net Investment Income	15,684,920

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	51,054,868
Net increase from payments by affiliates (c)	150,178
Futures contracts	(189,406)
Foreign currency transactions	285,228

Net realized gain	51,300,868

Net change in unrealized depreciation on:
Investments	(38,598,537)
Foreign currency transactions	(33,680)

Net change in unrealized depreciation	(38,632,217)

Net realized and unrealized gain	12,668,651

Net Increase in Net Assets From Operations	$28,353,571

(a)	Net of foreign withholding taxes of $2,028,702.
(b)	Net of foreign capital gains tax of $208,152.
(c)	See Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,684,920	$9,689,837
Net realized gain	51,300,868	32,614,284
Net change in unrealized appreciation (depreciation)	(38,632,217)	160,258,347

Increase in net assets from operations	28,353,571	202,562,468

From Distributions to Shareholders
Net investment income
Class A	(4,844,037)	(9,136,910)
Class B	(3,553,255)	(4,727,843)
Class E	(302,590)	(224,300)
Net realized capital gains
Class A	(14,077,273)	0
Class B	(13,014,584)	0
Class E	(996,293)	0

Total distributions	(36,788,032)	(14,089,053)

Increase in net assets from capital share transactions	255,528,948	105,993,366

Total increase in net assets	247,094,487	294,466,781

Net Assets
Beginning of period	967,635,365	673,168,584

End of period	$1,214,729,852	$967,635,365

Undistributed net investment income
End of period	$12,147,807	$4,616,104

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Value	Shares	Value
Class A
Sales	16,952,467	$337,033,874	1,859,981	$33,562,921
Shares issued through acquisition	0	0	198,591	3,526,980
Reinvestments	969,329	18,921,310	513,887	9,136,910
Redemptions	(3,181,917)	(65,105,126)	(3,920,137)	(71,901,182)

Net increase (decrease)	14,739,879	$290,850,058	(1,347,678)	$(25,674,371)

Class B
Sales	1,416,455	$28,710,970	1,597,800	$29,555,954
Shares issued through acquisition	0	0	8,955,697	158,515,826
Reinvestments	851,817	16,567,839	266,808	4,727,843
Redemptions	(3,737,349)	(76,107,889)	(4,247,073)	(78,496,333)

Net increase (decrease)	(1,469,077)	$(30,829,080)	6,573,232	$114,303,290

Class E
Sales	99,035	$2,017,044	226,958	$4,089,110
Shares issued through acquisition	0	0	1,102,678	19,528,426
Reinvestments	66,746	1,298,883	12,651	224,300
Redemptions	(381,587)	(7,807,957)	(349,048)	(6,477,389)

Net increase (decrease)	(215,806)	$(4,492,030)	993,239	$17,364,447

Increase derived from capital shares transactions		$255,528,948		$105,993,366

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013(a)	2012	2011	2010
Net Asset Value, Beginning of Period	$20.73	$16.63	$13.91	$15.44	$13.48

Income (Loss) from Investment Operations
Net investment income (b)	0.30	0.24	0.26	0.25	0.20
Net realized and unrealized gain (loss) on investments	0.14	4.24	2.71	(1.48)	1.97

Total from investment operations	0.44	4.48	2.97	(1.23)	2.17

Less Distributions
Distributions from net investment income	(0.21)	(0.38)	(0.25)	(0.30)	(0.21)
Distributions from net realized capital gains	(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.83)	(0.38)	(0.25)	(0.30)	(0.21)

Net Asset Value, End of Period	$20.34	$20.73	$16.63	$13.91	$15.44

Total Return (%) (c)	2.30	27.32	21.52	(8.24)	16.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.71	0.62	0.62	0.61
Net ratio of expenses to average net assets (%) (d)	0.70	0.69	0.62	0.62	0.61
Ratio of net investment income to average net assets (%)	1.48	1.27	1.74	1.65	1.45
Portfolio turnover rate (%)	22	11	13	12	18
Net assets, end of period (in millions)	$775.0	$484.4	$411.0	$378.6	$458.8

	Class B
	Year Ended December 31,
	2014	2013(a)	2012	2011	2010
Net Asset Value, Beginning of Period	$20.63	$16.54	$13.83	$15.36	$13.42

Income (Loss) from Investment Operations
Net investment income (b)	0.24	0.18	0.22	0.21	0.16
Net realized and unrealized gain (loss) on investments	0.15	4.23	2.70	(1.47)	1.96

Total from investment operations	0.39	4.41	2.92	(1.26)	2.12

Less Distributions
Distributions from net investment income	(0.17)	(0.32)	(0.21)	(0.27)	(0.18)
Distributions from net realized capital gains	(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.79)	(0.32)	(0.21)	(0.27)	(0.18)

Net Asset Value, End of Period	$20.23	$20.63	$16.54	$13.83	$15.36

Total Return (%) (c)	2.03	27.01	21.17	(8.40)	15.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.96	0.87	0.87	0.86
Net ratio of expenses to average net assets (%) (d)	0.95	0.94	0.87	0.87	0.86
Ratio of net investment income to average net assets (%)	1.18	0.99	1.49	1.40	1.19
Portfolio turnover rate (%)	22	11	13	12	18
Net assets, end of period (in millions)	$410.1	$448.6	$250.9	$236.1	$265.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013(a)	2012	2011	2010
Net Asset Value, Beginning of Period	$20.66	$16.56	$13.85	$15.38	$13.43

Income (Loss) from Investment Operations
Net investment income (b)	0.26	0.20	0.24	0.23	0.18
Net realized and unrealized gain (loss) on investments	0.15	4.25	2.69	(1.48)	1.96

Total from investment operations	0.41	4.45	2.93	(1.25)	2.14

Less Distributions
Distributions from net investment income	(0.19)	(0.35)	(0.22)	(0.28)	(0.19)
Distributions from net realized capital gains	(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.81)	(0.35)	(0.22)	(0.28)	(0.19)

Net Asset Value, End of Period	$20.26	$20.66	$16.56	$13.85	$15.38

Total Return (%) (c)	2.13	27.19	21.35	(8.39)	16.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.86	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (d)	0.85	0.84	0.77	0.77	0.76
Ratio of net investment income to average net assets (%)	1.28	1.07	1.60	1.51	1.30
Portfolio turnover rate (%)	22	11	13	12	18
Net assets, end of period (in millions)	$29.6	$34.7	$11.3	$11.0	$14.6

(a)	See Note 9 of the Notes to Financial Statements.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. As of close of business April 26, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (“MSF Oppenheimer Global Equity Predecessor”) merged with and into the Portfolio (see Note 9). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger with and into the Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

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traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), return of capital adjustments and capital gains tax. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $20,085,929, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through May 2, 2014, the Portfolio had bought and sold $184,218,993 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $189,406 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

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agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$473,893,140	$0	$249,445,820

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $56,493 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $96,409,644 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$7,654,341	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	$462.5 million to $500 million
0.030%	$500 million to $550 million
0.070%	$550 million to $750 million
0.060%	$750 million to $1.05 billion
0.085%	Over $1.05 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

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Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2014, the Advisor voluntarily reimbursed the Portfolio for foreign capital gains taxes. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations. This reimbursement had no impact on total return.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The income tax information in this note does not reflect the acquisition which took place on April 26, 2013. (See Note 9 for further information)

The tax character of distributions paid by the Portfolio and the MSF Oppenheimer Global Equity Predecessor, the accounting survivor, for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$8,699,882	$14,089,053	$28,088,150	$—	$36,788,032	$14,089,053

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$15,816,964	$29,549,950	$260,685,250	$—	$306,052,164

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $21,250,669.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio with aggregate Class A, Class B and Class E net assets of $3,526,980, $158,515,826 and $19,528,426, respectively, acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MSF Oppenheimer Global Equity Predecessor shareholders as of the acquisition date. The Met/Templeton Growth Portfolio was the tax survivor.

The acquisition was accomplished by a tax-free exchange of 427,378 Class A shares of the Portfolio (valued at $3,526,980) for 198,591 Class A shares of MSF Oppenheimer Global Equity Predecessor, 19,311,254 Class B shares of the Portfolio (valued at $158,515,826) for 8,955,697 Class B shares of MSF Oppenheimer Global Equity Predecessor and 2,366,957 Class E shares of the Portfolio (valued at $19,528,426) for 1,102,678 Class E shares of MSF Oppenheimer Global Equity Predecessor. Each shareholder of MSF Oppenheimer Global Equity Predecessor received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio.

MSF Oppenheimer Global Equity Predecessor’s net assets on April 26, 2013, were $435,783,822, $262,590,705 and $11,704,411 for Class A, Class B and Class E shares, respectively, including investments valued at $707,687,652 with a cost basis of $519,329,715. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Oppenheimer Global Equity Predecessor were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $79,245,462 in capital loss carryforwards from MSF Oppenheimer Global Equity Predecessor.

The aggregate net assets of the Portfolio immediately after the acquisition were $891,650,170, which included $3,849,213 of acquired net unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$11,992,249	(a)
Net realized and unrealized gain on investments	$224,594,228	(b)

Net increase in net assets from operations	$236,586,477

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the pre-merger Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$9,689,837 net investment income as reported December 31, 2013, plus $2,384,382 Portfolio pre-merger net investment income, minus $183,706 in higher net advisory fees, plus $101,736 of pro-forma eliminated other expenses.
(b)	$305,317,779 Unrealized appreciation as reported December 31, 2013, minus $176,142,538 pro-forma December 31, 2012 Unrealized appreciation, plus $32,614,284 Net realized gain as reported December 31, 2013, plus $62,804,703 in Net realized gain from the Portfolio pre-merger.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of Met Investors Series Trust, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-22

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-23

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Oppenheimer Global Equity Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and OppenheimerFunds, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and five-year periods ended June 30, 2014 and underperformed its Lipper Index for the three-year period ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the three- and five-year periods ended October 31, 2014 and underperformed its benchmark for the one-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board also noted that the Adviser was in the final stages of negotiating reductions to the Portfolio’s sub-advisory fee schedule, and that the Adviser intended to waive a corresponding portion of its advisory fees in order for contractholders to benefit from the lower sub-advisory fees and that those changes would be presented to the Board in February 2015 to be effective later in 2015.

MIST-24

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 14, 2014, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 5.40%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.43%.

MARKET ENVIRONMENT / CONDITIONS

During the period from April 14 through December 31, 2014, U.S. equity markets delivered strong, positive performance, a welcome surprise given the general malaise of the global economy as well as expectations for limited performance following a banner 2013 that saw the S&P 500 Index up over 30%. Fears that periodically swayed equity market performance over the period included geopolitical tension in Russia, outbreak of the Ebola virus, increased Islamic State of Iraq and Syria (ISIS) activity, debate over the end of the U.S. Federal Reserve’s (the “Fed”) stimulus, and ongoing concerns over global growth or lack thereof. Despite periodic worries from headlines around the world, U.S. large and small cap stocks continued to benefit from a gradually growing American economy and improvements in employment and consumer confidence. For the period, the S&P 500 Index and Russell 2000 Index gained 14.1% and 9.1%, respectively. Non-U.S. developed equity markets fared much worse than the U.S. as the MSCI World ex-U.S. Index declined by -4.1% for the period, reflecting a divergent path overseas. Emerging markets equities also performed poorly for the period with the MSCI Emerging Markets Index declining -3.5%.

Bond markets generally delivered positive performance for the period. U.S. Treasuries and non-U.S. government bonds displayed strong performance as the Citigroup U.S. Treasury Index and Citigroup World Government Bond Index ex-U.S. (Hedged) gained 3.1% and 6.9%, respectively, for the period. The broad gains realized by European government debt investors were further boosted by the pledge of European Central Bank (the “ECB”) president Mario Draghi to implement economic stimulus across all assets. The decline in longer-term yields also helped drive the performance of inflation linked bonds well into positive territory for the period. The Barclays World Government Inflation-Linked Bond Index (Hedged) finished the period up 5.7%. Investment grade credit rallied in the fourth quarter after a dismal finish to the prior quarter to end the period with strong positive performance as the Barclays U.S. Credit Index gained 3.5% for the period.

Commodities continued to plummet to end the year led by the spiraling downward performance of the energy sector and the S&P Goldman Sachs Commodity Index declined by approximately -36.0% for the period. Commodity prices were dragged down during the second half of 2014 as diminished demand for energy, minerals, and agricultural products reflected slower growth globally, as well as by the rapid appreciation of the U.S. dollar against the major currencies. However, energy prices in particular, experienced the most significant declines. An increased oil supply effectively saturated the world energy market stemmed in part from further energy production in the U.S. with new hydraulic fracturing methods and technology, and OPEC’s refusal to cut production.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to active risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% fixed income and 20% inflation protection.

The primary drivers of positive, absolute performance for the period were exposure to nominal fixed income and U.S. equities. Inflation protected investments detracted from Portfolio performance, more specifically exposure to commodities.

Since the Portfolio’s inception, U.S. equities largely outperformed non-U.S. developed and emerging markets equities. The U.S. appeared to be the lone bright spot in a troubled world economy as the Fed signaled higher rates and the U.S. dollar significantly appreciated relative to other major currencies. With Europe and Japan dealing with stagnant economies, the ECB and Bank of Japan committed to stimulating growth and defending against deflation by expanding easing programs. U.S. Treasuries delivered positive performance for the period as the yield on the 10-year U.S. Treasury note continued to fall, finishing the year at 2.17%. Despite a consensus view that interest rates would surely rise over 2014, diminished inflation expectations and the relative attractiveness of U.S. yields to global investors pushed the price of Treasuries higher. Government bonds also continued to rally in the developed markets of Europe as yields reached all-time lows. Inflation protected assets, most notably commodities, declined for the period led by the continued negative performance of the energy sector. Oil prices plummeted due to a global supply/demand imbalance and OPEC’s November announcement that it would not cut oil production.

On average, the Portfolio maintained an overweight position in equities and inflation protected investments relative to the Portfolio’s strategic (neutral) risk targets while maintaining an underweight position in nominal fixed income. Since inception, this active positioning has been a positive contributor to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the period from April 14 through December 31, 2014 performed as expected.

At year end, the Portfolio continued to overweight equities and inflation protected investments at the expense of nominal fixed income.

MIST-1

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

Within equities, the Portfolio was overweight U.S. large cap and developed non-U.S. equities and underweight U.S. small cap and emerging markets equities. Within inflation protected investments, the Portfolio was overweight commodities and slightly underweight inflation linked bonds. Within nominal fixed income, the Portfolio was underweight both U.S. and international government debt as well as underweight investment grade credit.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED DECEMBER 31, 2014)

Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	5.40
Dow Jones Moderate Index	4.43

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Portfolio and Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Risk Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	165.1
Global Developed Equities	37.9
Commodities - Production Weighted	26.1
Global Inflation-Linked Bonds	8.0
Global Emerging Equities	5.9

*	The percentages noted above are based on the notional exposures by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)(b)(c)	Actual	1.30%	$1,000.00	$993.40	$6.53
	Hypothetical*	1.30%	$1,000.00	$1,018.65	$6.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) Commencement of operations was April 14, 2014.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(c) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—18.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—18.4%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29	1,025,538	$1,467,802
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/17	1,020,349	1,021,146
0.125%, 01/15/23	596,658	576,940
0.375%, 07/15/23	787,702	778,780
1.250%, 07/15/20	272,200	285,682

		4,130,350

Total U.S. Treasury & Government Agencies (Cost $4,187,549)		4,130,350

Investment Company Security—9.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $2,032,876)	17,163	2,049,434

Short-Term Investments—53.8%

Federal Agencies—4.2%
Federal Home Loan Bank 0.250%, 01/16/15	940,000	940,024

Mutual Funds—17.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.030% (a)	3,000,000	3,000,000
UBS Select Treasury Institutional Fund, Institutional Class 0.010% (a)	1,000,000	1,000,000

		4,000,000

U.S. Treasury—4.5%
U.S. Treasury Bill 0.015%, 01/15/15 (b) (c)	1,000,000	999,991

Repurchase Agreement—27.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $6,090,509 on 01/02/15, collateralized by $6,305,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $6,216,957.	6,090,509	6,090,509

Total Short-Term Investments (Cost $12,031,386)		12,030,524

Total Investments—81.3% (Cost $18,251,811) (d)		18,210,308
Other assets and liabilities (net)—18.7%		4,194,228

Net Assets—100.0%		$22,404,536

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the annualized seven-day yield as of December 31, 2014.
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $309,997.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $18,272,867. The aggregate unrealized appreciation and depreciation of investments were $16,558 and $(79,117), respectively, resulting in net unrealized depreciation of $(62,559) for federal income tax purposes.
(ETF)—	Exchange Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/15	21	AUD	2,669,504	$17,587
Bloomberg Commodity Index Futures	03/18/15	31	USD	343,576	(20,866)
Brent Crude Oil Futures	02/12/15	2	USD	123,045	(6,626)
Canada Government 10 Year Bond Futures	03/20/15	27	CAD	3,671,402	59,079
Cattle Feeder Futures	03/26/15	5	USD	555,782	(12,470)
Cocoa Futures	07/16/15	5	USD	142,818	1,632
Coffee “C” Futures	03/19/15	1	USD	72,454	(9,979)
Corn Futures	05/14/15	4	USD	78,712	2,438
Cotton No. 2 Futures	05/06/15	6	USD	180,662	2,548
E-Mini Copper Futures	02/25/15	6	USD	222,070	(10,120)
E-Mini Natural Gas Futures	01/27/15	24	USD	266,338	(92,998)
Euro Buxl 30 Year Bond Futures	03/06/15	2	EUR	295,483	17,518
Euro-BTP Futures	03/06/15	19	EUR	2,547,528	34,937
Euro-Bobl Futures	03/06/15	8	EUR	1,035,691	7,925
Euro-Bund Futures	03/06/15	3	EUR	458,704	10,777
Euro-Schatz Futures	03/06/15	28	EUR	3,105,378	6,222

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Gasoil Futures	02/12/15	1	USD	71,028	$(18,903)
Gasoline RBOB Futures	02/27/15	1	USD	66,117	(2,945)
Gold Mini Futures	02/25/15	13	USD	500,435	(5,540)
Interest Rate Swap 10 Year Futures	03/16/15	27	USD	2,831,899	29,257
Interest Rate Swap 2 Year Futures	03/16/15	104	USD	10,437,619	3,819
Interest Rate Swap 5 Year Futures	03/16/15	39	USD	3,956,764	14,533
Japanese Government 10 Year Bond Mini Futures	03/10/15	64	JPY	940,404,480	48,184
Lean Hogs Futures	04/15/15	21	USD	771,533	(72,023)
Live Cattle Futures	04/30/15	17	USD	1,098,057	6,263
MSCI EAFE Mini Index Futures	03/20/15	45	USD	3,884,101	71,174
MSCI Emerging Markets Mini Index Futures	03/20/15	28	USD	1,265,685	75,095
NY Harbor ULSD Futures	02/27/15	1	USD	78,439	(2,117)
Nickel Futures	03/16/15	2	USD	199,989	(18,321)
Primary Aluminum Futures	03/16/15	7	USD	350,194	(26,663)
Russell 2000 Mini Index Futures	03/20/15	10	USD	1,137,961	62,739
S&P 500 E-Mini Index Futures	03/20/15	33	USD	3,272,775	113,685
Silver Mini Futures	03/27/15	13	USD	212,426	(9,639)
Soybean Futures	05/14/15	4	USD	209,212	(3,112)
Soybean Meal Futures	05/14/15	7	USD	239,652	(1,022)
Soybean Oil Futures	03/13/15	5	USD	101,842	(5,422)
U.S. Treasury Long Bond Futures	03/20/15	19	USD	2,684,807	61,881
United Kingdom Long Gilt Bond Futures	03/27/15	20	GBP	2,327,858	97,790
Wheat Futures	07/14/15	1	USD	30,478	(603)
Zinc Futures	03/16/15	5	USD	280,012	(7,949)

Net Unrealized Appreciation					$417,765

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,130,350	$—	$4,130,350
Total Investment Company Security	2,049,434	—	—	2,049,434
Short-Term Investments
Federal Agencies	—	940,024	—	940,024
Mutual Funds	4,000,000	—	—	4,000,000
U.S. Treasury	—	999,991	—	999,991
Repurchase Agreement	—	6,090,509	—	6,090,509
Total Short-Term Investments	4,000,000	8,030,524	—	12,030,524
Total Investments	$6,049,434	$12,160,874	$—	$18,210,308
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$745,083	$—	$—	$745,083
Futures Contracts (Unrealized Depreciation)	(327,318)	—	—	(327,318)
Total Futures Contracts	$417,765	$—	$—	$417,765

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$12,119,799
Repurchase Agreement	6,090,509
Cash	3,510,581
Cash collateral for futures contracts	1,239,270
Receivable for:
Fund shares sold	9,863
Interest	13,147
Due from investment adviser	39,303
Prepaid expenses	17

Total Assets	23,022,489
Liabilities
Payables for:
Fund shares redeemed	698
Variation margin on futures contracts	430,530
Accrued expenses:
Management fees	11,994
Distribution and service fees	4,613
Deferred trustees’ fees	14,019
Other expenses	156,099

Total Liabilities	617,953

Net Assets	$22,404,536

Net assets consist of:
Paid in surplus	$22,210,931
Undistributed net investment income	195,616
Accumulated net realized loss	(358,281)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	356,270

Net Assets	$22,404,536

Net Assets
Class B	$22,404,536
Capital Shares Outstanding*
Class B	2,173,623
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $12,161,302.

Consolidated§ Statement of Operations

Period Ended December 31, 2014(a)

Investment Income
Dividends	$45,269
Interest	11,767

Total investment income	57,036
Expenses
Management fees	65,775
Administration fees	19,694
Custodian and accounting fees	22,710
Distribution and service fees—Class B	25,298
Audit and tax services	89,757
Legal	107,345
Trustees’ fees and expenses	28,769
Shareholder reporting	7,502
Insurance	23
Miscellaneous	3,167

Total expenses	370,040
Less management fee waiver	(6,559)
Less expenses reimbursed by the Adviser	(231,931)

Net expenses	131,550

Net Investment Loss	(74,514)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	1,301
Futures contracts	113,935
Foreign currency transactions	(614)

Net realized gain	114,622

Net change in unrealized appreciation (depreciation) on:
Investments	(41,503)
Futures contracts	417,765
Foreign currency transactions	(19,992)

Net change in unrealized appreciation	356,270

Net realized and unrealized gain	470,892

Net Increase in Net Assets From Operations	$396,378

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Changes in Net Assets

Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(74,514)
Net realized gain	114,622
Net change in unrealized appreciation	356,270

Increase in net assets from operations	396,378

From Distributions to Shareholders
Net investment income
Class B	(59,437)
Net realized capital gains
Class B	(430,917)

Total distributions	(490,354)

Increase in net assets from capital share transactions	22,498,512

Total increase in net assets	22,404,536

Net Assets
Beginning of period	0

End of period	$22,404,536

Undistributed net investment income
End of period	$195,616

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2014(a)
	Shares	Value
Class B
Sales	2,305,033	$23,893,592
Reinvestments	47,377	490,354
Redemptions	(178,787)	(1,885,434)

Net increase	2,173,623	$22,498,512

Increase derived from capital shares transactions		$22,498,512

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.06)
Net realized and unrealized gain on investments	0.60

Total from investment operations	0.54

Less Distributions
Distributions from net investment income	(0.03)
Distributions from net realized capital gains	(0.20)

Total distributions	(0.23)

Net Asset Value, End of Period	$10.31

Total Return (%) (c)	5.40	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	3.66	(e)
Net ratio of expenses to average net assets (%) (f)	1.30	(e)
Ratio of net investment loss to average net assets (%)	(0.74	)(e)
Portfolio turnover rate (%)	9	(d)
Net assets, end of period (in millions)	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
PanAgora Global Risk Diversified Risk Portfolio, Ltd	4/14/2014	$4,412,716	19.3%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of

MIST-11

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, premium amortization adjustments, controlled foreign corporation and distribution and service fees. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $6,090,509, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$409,508
Equity	Unrealized appreciation on futures contracts*	322,694
Commodity	Unrealized appreciation on futures contracts*	12,881	Unrealized depreciation on futures contracts *	$327,318

Total		$745,083		$327,318

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$811,874	$(415,080)	$(282,859)	$113,935

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$409,508	$322,694	$(314,437)	$417,765

For the period ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$26,048,352

‡	Averages are based on activity levels during 2014.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,300,068	$2,326,767	$101,491	$295,757

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the period ended December 31, 2014	% per annum	Average Daily Net Assets
$65,775	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 14, 2014. Also through July 14, 2014, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2015. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017
1.30%	$231,931

Amounts waived for the period ended December 31, 2014 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2014, there was $231,931 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2014 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$231,379	$258,975	$490,354

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$317,260	$162,502	$(272,138)	$—	$207,624

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PanAgora Global Diversified Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PanAgora Global Diversified Risk Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations, consolidated statement of changes in net assets and the consolidated financial highlights for the period April 14, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedure. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of PanAgora Global Diversified Risk Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the period April 14, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 3.18%, 2.89%, and 3.09%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned 3.64%.

MARKET ENVIRONMENT / CONDITIONS

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (the “Fed”) continued tapering its asset purchases and remained on track to conclude its purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank (the “ECB”) announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500 Index hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 5.97%, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged nearly 40% as still weak global growth brought concerns about oil demand and Organization of Petroleum Exporting Countries (OPEC)’s decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Positioning in Treasury Inflation-Protected Securities including a focus on longer maturities relative to the benchmark for most of the year contributed to the Portfolio’s performance as the real yield curve flattened during the calendar year. However, tactical use of pay-fixed interest rate swaps on the long end of the U.S. nominal yield curve detracted from performance, as rates rallied on longer-dated nominal Treasuries over the period. Exposure to Investment Grade Corporate bonds added slightly to performance despite unfavorable market behavior; as yield capture and security selection outweighed the impact of general spread widening. An allocation to non-Agency Mortgage-Backed Securities was positive for performance as the sector continued to benefit from the ongoing housing recovery. Exposure to non-U.S. developed Inflation-Linked Bonds (“ILBs”), particularly Australia and New Zealand, added to Portfolio performance as real yields fell in both countries during the year. The Portfolio’s exposure to emerging market local debt denominated in Brazilian real, partially achieved through zero coupon swaps, contributed to Portfolio performance as rates fell in the region.

At period end, the Portfolio was largely underweight U.S. interest rate risk, focusing on placement along the real and nominal yield curves and exposure outside of the U.S. The Portfolio also focused on the belly of the real yield curve where we see superior opportunities for roll-down and price appreciation. In terms of spread exposure, the Portfolio maintained a modest exposure to non-Agency Mortgage-Backed Securities as a source of additional yield. With regard to credit, the Portfolio also maintained small exposures to well-capitalized U.S. financial companies.

The Portfolio continued to hold Australian and New Zealand ILBs, as they present attractive real yields and policy maneuverability. In Europe, at year end we held Italian ILBs and Spanish nominal bonds, as the ECB is likely to expand the scope of its monetary accommodation. Additionally, the Portfolio held short-to-intermediate German and French ILBs with an offsetting underweight to the long end of the eurodollar yield curve, given relatively low breakeven levels. Within currencies, the Portfolio maintained a long dollar bias

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

as divergent monetary policy is likely to mean continued strength in the U.S. dollar, particularly against the euro and yen.

Mihir P. Worah

Portfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
PIMCO Inflation Protected Bond Portfolio
Class A	3.18	4.33	4.48	—
Class B	2.89	4.06	4.22	—
Class E	3.09	4.17	—	4.99
Barclays U.S. TIPS Index	3.64	4.11	4.37	—

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 Inception dates of Class A, Class B and Class E shares are 5/1/2003, 5/1/2003 and 5/1/2006, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	101.1
Foreign Government	16.8
Corporate Bonds & Notes	8.6
Mortgage-Backed Securities	3.2
Asset-Backed Securities	2.3
Floating Rate Loans	0.2
Purchased Options	0.1
Convertible Preferred Stock	0.1

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.58%	$1,000.00	$968.30	$2.88
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B(a)	Actual	0.83%	$1,000.00	$966.20	$4.11
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.73%	$1,000.00	$967.20	$3.62
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—101.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.0%
Fannie Mae ARM Pool
1.313%, 09/01/44 (a)	43,368	$44,402
1.315%, 07/01/44 (a)	23,949	24,449
2.485%, 11/01/34	1,106,129	1,183,179
Fannie Mae REMICS (CMO)
0.215%, 12/25/36 (a)	91,310	90,000
0.230%, 07/25/37 (a)	929,372	902,102
0.320%, 08/25/34 (a)	144,174	144,287
0.520%, 07/25/37 (a)	39,363	39,499
0.550%, 07/25/37 (a)	261,965	263,309
0.850%, 02/25/41 (a)	3,658,818	3,704,209
2.192%, 05/25/35 (a)	610,897	629,031
Fannie Mae Whole Loan (CMO)
0.520%, 05/25/42 (a)	78,709	78,814
Freddie Mac ARM Non-Gold Pool
2.371%, 01/01/34	109,469	116,780
Freddie Mac REMICS (CMO)
0.311%, 10/15/20 (a)	475,618	476,483
0.391%, 02/15/19 (a)	1,020,993	1,022,218
0.611%, 08/15/33 (a)	3,079,291	3,093,256
Freddie Mac Strips (CMO)
0.611%, 09/15/42 (a)	10,426,294	10,505,664
Freddie Mac Structured Pass-Through Securities(CMO)
0.430%, 08/25/31 (a)	62,034	60,658
1.315%, 10/25/44 (a)	3,636,587	3,670,047
1.315%, 02/25/45 (a)	1,094,574	1,121,669
Ginnie Mae (CMO)
0.466%, 03/20/37 (a)	4,363,982	4,374,316

		31,544,372

U.S. Treasury—100.1%
U.S. Treasury Inflation Indexed Bonds (k)
0.625%, 02/15/43 (b)	36,320,064	34,146,526
0.750%, 02/15/42 (c)	3,572,924	3,471,600
1.375%, 02/15/44	80,285,380	90,866,752
1.750%, 01/15/28 (b) (c)	161,515,946	182,853,656
2.000%, 01/15/26 (b)	88,686,066	101,628,733
2.125%, 02/15/40 (b)	26,121,928	33,860,549
2.125%, 02/15/41 (c)	975,870	1,274,120
2.375%, 01/15/25 (b) (c)	189,815,043	222,854,629
2.375%, 01/15/27 (b) (c)	126,398,813	151,273,720
2.500%, 01/15/29 (b)	50,511,753	62,677,963
3.625%, 04/15/28 (b)	38,603,807	53,059,119
3.875%, 04/15/29 (b)	98,054,022	140,339,819
U.S. Treasury Inflation Indexed Notes (k)
0.125%, 04/15/16 (b)	156,499,113	156,022,261
0.125%, 04/15/17 (b) (c) (d)	13,899,784	13,910,639
0.125%, 04/15/18 (b) (c) (d)	29,044,160	28,935,244
0.125%, 04/15/19 (b) (c)	174,819,437	172,893,626
0.125%, 01/15/22 (b) (c) (d) (e)	70,766,867	68,831,818
0.125%, 07/15/22 (b) (c)	315,624,163	307,511,675
0.125%, 01/15/23 (b) (c)	241,790,371	233,799,925
0.125%, 07/15/24 (b)	39,663,079	38,197,409
0.375%, 07/15/23 (b) (d) (e)	117,151,919	115,824,822

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes (k)
0.500%, 04/15/15 (c) (d)	4,054,090	4,001,196
0.625%, 07/15/21 (b) (c)	295,301,508	299,015,810
1.125%, 01/15/21 (b) (d)	45,243,916	47,000,647
1.250%, 07/15/20 (b) (c) (d)	190,577,659	200,017,162
1.375%, 01/15/20 (b) (c) (d)	132,173,004	138,729,974
1.625%, 01/15/18 (d)	19,370,490	20,283,014
1.875%, 07/15/15 (b)	82,595,354	82,853,465
1.875%, 07/15/19 (d)	15,902,887	17,068,267
2.000%, 01/15/16 (c)	18,184,824	18,453,341
2.375%, 01/15/17 (d)	641,716	673,250
2.625%, 07/15/17	17,758,195	19,037,336

		3,061,368,067

Total U.S. Treasury & Government Agencies (Cost $3,259,744,500)		3,092,912,439

Foreign Government—16.8%

Provincial—0.9%
New South Wales Treasury Corp.
2.750%, 11/20/25 (AUD)	11,100,000	13,155,905
Province of Ontario Canada
3.450%, 06/02/45 (CAD)	16,100,000	14,317,747

		27,473,652

Sovereign—15.9%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/17 (BRL)	55,300,000	16,313,791
Zero Coupon, 01/01/18 (BRL)	42,800,000	11,239,243
Brazil Notas do Tesouro Nacional
10.000%, 01/01/21 (BRL)	100,567,000	32,339,306
10.000%, 01/01/25 (BRL)	21,200,000	6,597,120
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/18 (EUR) (k)	140,089,290	174,102,150
Colombian TES
3.000%, 03/25/33 (COP) (k)	7,461,655,510	2,728,457
France Government Bond OAT
0.250%, 07/25/18 (EUR) (k)	9,784,366	12,053,397
0.700%, 07/25/30 (EUR) (k)	1,003,670	1,314,189
Italy Buoni Poliennali Del Tesoro
1.700%, 09/15/18 (EUR) (k)	8,904,280	11,180,807
2.100%, 09/15/16 (EUR) (k)	2,357,278	2,913,923
2.100%, 09/15/17 (EUR) (k)	14,540,625	18,282,477
2.100%, 09/15/21 (EUR) (k)	10,301,515	13,470,057
2.250%, 04/22/17 (EUR) (k)	5,687,346	7,107,551
2.350%, 09/15/24 (144A) (EUR) (k)	35,104,165	47,221,213
2.550%, 10/22/16 (EUR) (k)	9,379,132	11,720,238
2.550%, 09/15/41 (EUR) (k)	3,914,820	5,244,286
3.100%, 09/15/26 (EUR) (k)	636,864	919,093
5.000%, 09/01/40 (EUR)	1,600,000	2,556,304
Mexican Bonos
4.750%, 06/14/18 (MXN)	65,252,000	4,412,899

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexican Udibonos
4.000%, 11/15/40 (MXN) (k)	33,730,355	$2,571,662
4.000%, 11/08/46 (MXN) (k)	111,204,765	8,604,541
4.500%, 12/04/25 (MXN) (k)	32,676,282	2,612,444
New Zealand Government Bond
3.000%, 09/20/30 (NZD) (f)	11,600,000	10,192,955
Republic of Greece Government Bonds
3.800%, 08/08/17 (JPY)	150,000,000	1,028,978
4.500%, 07/03/17 (JPY)	300,000,000	2,007,276
Slovenia Government International Bond
4.700%, 11/01/16 (144A) (EUR)	6,400,000	8,285,254
Spain Government Bonds
3.800%, 04/30/24 (144A) (EUR)	15,500,000	22,438,850
5.400%, 01/31/23 (144A) (EUR)	29,800,000	47,157,527

		486,615,988

Total Foreign Government (Cost $570,163,103)		514,089,640

Corporate Bonds & Notes—8.6%

Banks—6.5%
Banca Monte dei Paschi di Siena S.p.A.
4.875%, 09/15/16 (EUR)	1,000,000	1,291,287
Banco Santander S.A.
6.250%, 09/11/21 (EUR) (a)	700,000	819,718
Bankia S.A.
3.500%, 12/14/15 (EUR)	7,800,000	9,706,744
3.500%, 01/17/19 (EUR)	3,100,000	4,047,850
Barclays plc
2.010%, 12/21/20 (MXN) (f) (g)	12,500,000	873,789
6.500%, 09/15/19 (EUR) (a)	800,000	947,711
8.000%, 12/15/20 (EUR) (a)	800,000	1,007,488
BBVA Bancomer S.A.
6.500%, 03/10/21 (144A)	5,000,000	5,414,500
BNP Paribas S.A.
0.542%, 11/07/15 (a)	23,200,000	23,164,666
BPCE S.A.
0.802%, 11/18/16 (a)	13,300,000	13,309,283
BPE Financiaciones S.A.
2.500%, 02/01/17 (EUR)	2,700,000	3,333,027
2.875%, 05/19/16 (EUR)	5,600,000	6,920,995
China Construction Bank Corp.
1.700%, 04/16/15	4,000,000	4,011,524
CIT Group, Inc.
4.750%, 02/15/15 (144A)	3,100,000	3,102,325
Citigroup, Inc.
0.752%, 05/01/17 (a)	33,800,000	33,714,013
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.563%, 04/28/17 (a)	33,700,000	33,676,241
Credit Agricole S.A.
7.875%, 01/23/24 (a)	200,000	203,507
Depfa ACS Bank
3.875%, 11/14/16 (EUR)	600,000	773,848
Eksportfinans ASA
2.375%, 05/25/16	4,100,000	4,109,594

Banks—(Continued)
Intesa Sanpaolo S.p.A.
3.125%, 01/15/16	3,200,000	3,250,576
JPMorgan Chase & Co.
0.784%, 04/25/18 (a)	33,700,000	33,622,726
Lloyds Banking Group plc
7.625%, 06/27/23 (GBP) (a)	2,000,000	3,106,236
Rabobank Nederland
4.000%, 09/10/15 (GBP)	5,160,000	8,211,513
Turkiye Garanti Bankasi A/S
2.731%, 04/20/16 (144A) (a)	1,600,000	1,596,000

		200,215,161

Electric—0.4%
Electricite de France S.A.
0.691%, 01/20/17 (144A) (a)	9,000,000	9,024,498
1.150%, 01/20/17 (144A)	2,800,000	2,798,258

		11,822,756

Home Builders—0.2%
D.R. Horton, Inc.
5.250%, 02/15/15	7,500,000	7,537,500

Oil & Gas—0.3%
California Resources Corp.
5.500%, 09/15/21 (144A)	8,000,000	6,840,000
Chesapeake Energy Corp.
3.481%, 04/15/19 (a)	800,000	784,000

		7,624,000

Telecommunications—1.1%
BellSouth Corp.
4.182%, 04/26/15 (144A) (h)	32,600,000	32,920,849

Transportation—0.1%
Hellenic Railways Organization S.A.
4.028%, 03/17/17 (EUR)	3,900,000	3,827,268

Total Corporate Bonds & Notes (Cost $271,470,829)		263,947,534

Mortgage-Backed Securities—3.2%

Collateralized Mortgage Obligations—2.3%
Banc of America Funding Trust
2.641%, 02/20/36 (a)	1,518,274	1,506,718
Banc of America Mortgage Trust
2.315%, 11/25/34 (a)	80,174	76,001
2.680%, 06/25/35 (a)	361,147	346,024
2.691%, 09/25/35 (a)	218,486	200,784
6.500%, 09/25/33	57,867	59,625
BCAP LLC Trust
5.041%, 03/26/37 (144A) (a)	2,195,083	2,161,006
Bear Stearns Adjustable Rate Mortgage Trust
2.190%, 08/25/35 (a)	164,523	166,283

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Adjustable Rate Mortgage Trust
2.515%, 03/25/35 (a)	6,143	$6,198
2.580%, 03/25/35 (a)	715,997	723,273
2.656%, 03/25/35 (a)	630,163	613,199
2.970%, 01/25/35 (a)	2,346,668	2,364,723
Bear Stearns ALT-A Trust
0.330%, 02/25/34 (a)	266,432	238,580
2.612%, 09/25/35 (a)	1,989,158	1,695,692
Chase Mortgage Finance Trust
2.474%, 02/25/37 (a)	155,083	153,977
Citigroup Mortgage Loan Trust, Inc.
2.230%, 09/25/35 (a)	237,871	237,133
2.280%, 09/25/35 (a)	226,971	227,074
2.540%, 05/25/35 (a)	59,964	59,406
2.540%, 10/25/35 (a)	4,156,717	4,113,126
Countrywide Alternative Loan Trust
0.346%, 02/20/47 (a)	1,443,701	1,066,371
0.350%, 05/25/47 (a)	469,077	388,254
0.450%, 12/25/35 (a)	39,774	34,731
5.500%, 06/25/35	1,011,160	1,009,640
Countrywide Home Loan Mortgage Pass-Through Trust
0.460%, 04/25/35 (a)	1,101,877	973,256
0.510%, 06/25/35 (144A) (a)	161,226	143,301
2.323%, 11/20/34 (a)	550,237	516,262
2.399%, 11/19/33 (a)	40,931	40,161
2.589%, 08/25/34 (a)	287,129	252,179
Deutsche ALT-B Securities Mortgage Loan Trust
0.270%, 10/25/36 (a)	43,165	26,975
5.869%, 10/25/36	762,353	628,300
5.886%, 10/25/36	762,353	628,896
First Horizon Alternative Mortgage Securities Trust
2.207%, 06/25/34 (a)	347,718	340,567
Granite Mortgages plc
0.940%, 09/20/44 (GBP) (a)	473,870	735,693
GreenPoint Mortgage Funding Trust
0.440%, 11/25/45 (a)	204,837	160,407
GreenPoint MTA Trust
0.610%, 06/25/45 (a)	443,603	386,300
GSR Mortgage Loan Trust
2.617%, 05/25/35 (a)	759,472	701,183
2.669%, 09/25/35 (a)	547,300	549,465
2.814%, 01/25/35 (a)	451,757	445,420
4.824%, 11/25/35 (a)	1,072,272	981,485
HarborView Mortgage Loan Trust
0.384%, 05/19/35 (a)	119,808	99,446
0.444%, 02/19/36 (a)	246,020	184,213
Indymac Index Mortgage Loan Trust
2.750%, 11/25/35 (a)	1,115,414	1,000,411
JPMorgan Mortgage Trust
2.140%, 07/27/37 (144A) (a)	1,251,729	1,078,725
2.527%, 08/25/35 (a)	713,264	696,677
2.551%, 08/25/35 (a)	498,079	491,655
2.552%, 07/25/35 (a)	369,801	374,283

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
2.581%, 07/25/35 (a)	351,669	351,750
2.636%, 02/25/35 (a)	628,243	615,085
5.025%, 09/25/35 (a)	166,413	163,751
5.070%, 06/25/35 (a)	1,106,089	1,092,681
Master Adjustable Rate Mortgages Trust
2.165%, 12/25/33 (a)	207,887	208,708
2.639%, 11/21/34 (a)	387,539	394,332
Mellon Residential Funding Corp.
0.601%, 12/15/30 (a)	52,286	49,782
0.861%, 11/15/31 (a)	366,206	354,651
Merrill Lynch Mortgage Investors Trust
0.420%, 11/25/35 (a)	194,706	183,794
1.156%, 10/25/35 (a)	366,384	346,836
1.582%, 10/25/35 (a)	1,215,989	1,180,073
5.401%, 12/25/35 (a)	339,665	315,070
National Credit Union Administration Guaranteed Notes
0.607%, 10/07/20 (a)	3,177,337	3,196,410
0.717%, 12/08/20 (a)	4,996,076	5,044,178
RBSSP Resecuritization Trust
2.090%, 07/26/45 (144A) (a)	8,626,853	8,692,400
Residential Accredit Loans, Inc.
0.470%, 08/25/35 (a)	187,047	144,095
1.473%, 09/25/45 (a)	201,998	163,476
Sequoia Mortgage Trust
0.366%, 07/20/36 (a)	1,806,457	1,681,411
0.864%, 10/19/26 (a)	104,296	102,796
Structured Adjustable Rate Mortgage Loan Trust
1.515%, 01/25/35 (a)	153,706	122,657
2.573%, 02/25/34 (a)	236,466	235,963
2.586%, 12/25/34 (a)	475,223	461,494
Structured Asset Mortgage Investments II Trust
0.360%, 06/25/36 (a)	117,418	96,478
0.380%, 05/25/46 (a)	53,395	40,035
0.414%, 07/19/35 (a)	294,274	267,943
0.824%, 10/19/34 (a)	135,508	127,612
Structured Asset Securities Corp.
2.619%, 10/28/35 (144A) (a)	121,787	116,603
Swan Trust
3.940%, 04/25/41 (AUD) (a)	263,209	217,407
TBW Mortgage Backed Pass-Through Certificates
6.015%, 07/25/37	351,209	263,344
Thornburg Mortgage Securities Trust
6.038%, 09/25/37 (a)	1,752,341	1,809,594
WaMu Mortgage Pass-Through Certificates Trust
0.430%, 11/25/45 (a)	210,160	192,775
0.460%, 10/25/45 (a)	1,281,120	1,173,922
0.883%, 05/25/47 (a)	545,849	465,749
0.923%, 12/25/46 (a)	125,524	117,554
1.113%, 02/25/46 (a)	218,235	205,683
1.113%, 08/25/46 (a)	8,982,413	7,552,314

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
1.313%, 11/25/42 (a)	26,277	$25,466
2.163%, 07/25/46 (a)	811,818	729,655
2.163%, 11/25/46 (a)	266,715	242,452
2.374%, 12/25/35 (a)	261,638	239,597
5.142%, 08/25/35 (a)	144,889	137,515
Wells Fargo Mortgage Backed Securities Trust
2.577%, 03/25/36 (a)	186,203	180,175
2.600%, 04/25/36 (a)	1,098,731	1,073,790
2.605%, 10/25/35 (a)	23,338	23,417
2.615%, 11/25/34 (a)	255,868	259,036
2.618%, 09/25/34 (a)	466,823	475,350
5.588%, 04/25/36 (a)	422,276	422,941

		70,440,878

Commercial Mortgage-Backed Securities—0.9%
Banc of America Commercial Mortgage Trust
5.547%, 06/10/49 (a)	1,100,000	1,179,983
5.754%, 02/10/51 (a)	855,317	932,367
Banc of America Re-REMIC Trust
5.588%, 06/24/50 (144A) (a)	1,596,839	1,696,354
5.649%, 02/17/51 (144A) (a)	918,742	966,994
Commercial Mortgage Pass-Through Certificates
3.156%, 07/10/46 (144A)	2,125,134	2,147,484
Credit Suisse Mortgage Capital Certificates
5.383%, 02/15/40 (144A)	1,182,310	1,230,640
5.467%, 09/18/39 (144A) (a)	1,523,260	1,587,156
GS Mortgage Securities Trust
4.592%, 08/10/43 (144A)	25,000	27,548
Indus Eclipse plc
0.727%, 01/25/20 (GBP) (a)	448,178	687,004
JPMorgan Chase Commercial Mortgage Securities Trust
5.794%, 02/12/51 (a)	1,500,000	1,625,475
ML-CFC Commercial Mortgage Trust
5.700%, 09/12/49	5,400,000	5,839,949
RBSCF Trust
6.040%, 12/16/49 (144A) (a)	2,362,010	2,497,377
Vornado DP LLC
4.004%, 09/13/28 (144A)	7,000,000	7,557,074
Wachovia Bank Commercial Mortgage Trust
0.241%, 06/15/20 (144A) (a)	376,742	375,868

		28,351,273

Total Mortgage-Backed Securities (Cost $91,911,444)		98,792,151

Asset-Backed Securities—2.3%
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.2%
Asset Backed Funding Certificates
0.870%, 06/25/34 (a)	561,286	$523,274
Bear Stearns Asset Backed Securities I Trust
1.170%, 10/25/37 (a)	2,681,592	2,499,211
Bear Stearns Asset Backed Securities Trust
0.830%, 10/25/32 (a)	17,231	16,342
First NLC Trust
0.240%, 08/25/37 (144A) (a)	1,423,028	798,916
HSBC Home Equity Loan Trust
0.316%, 03/20/36 (a)	1,137,466	1,128,563
HSI Asset Securitization Corp. Trust
0.220%, 10/25/36 (a)	8,080	4,417
Soundview Home Loan Trust
0.230%, 11/25/36 (144A) (a)	59,062	22,601

		4,993,324

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Securitizations Corp.
6.681%, 12/01/33 (a)	32,096	32,092

Asset-Backed - Other—1.6%
Aquilae CLO II plc
0.546%, 01/17/23 (EUR) (a)	1,470,526	1,768,928
Carrington Mortgage Loan Trust
0.490%, 10/25/35 (a)	54,319	54,154
Countrywide Asset-Backed Certificates
0.350%, 07/25/36 (a)	3,055,727	2,993,751
0.405%, 04/25/36 (a)	134,740	133,389
Credit-Based Asset Servicing and Securitization LLC
0.289%, 07/25/37 (144A) (a)	155,559	101,683
CSAB Mortgage Backed Trust
5.720%, 09/25/36	899,531	687,923
Elm CLO, Ltd.
1.635%, 01/17/23 (144A) (a)	300,000	299,700
Equity One Mortgage Pass-Through Trust
0.470%, 04/25/34 (a)	114,318	93,882
Hillmark Funding, Ltd.
0.481%, 05/21/21 (144A) (a)	12,051,717	11,916,943
JPMorgan Mortgage Acquisition Trust
0.230%, 03/25/47 (a)	149,875	146,031
Magi Funding plc
0.429%, 04/11/21 (144A) (EUR) (a)	476,690	573,469
Morgan Stanley IXIS Real Estate Capital Trust
0.220%, 11/25/36 (a)	814	423
Nautique Funding, Ltd.
0.481%, 04/15/20 (144A) (a)	439,351	436,430
NYLIM Flatiron CLO, Ltd.
0.452%, 08/08/20 (144A) (a)	283,280	281,594
OneMain Financial Issuance Trust
2.470%, 09/18/24 (144A)	14,800,000	14,858,016

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*/ Notional Amount*	Value

Asset-Backed - Other—(Continued)
Park Place Securities, Inc.
0.430%, 09/25/35 (a)	10,937	$10,890
1.190%, 12/25/34 (a)	929,901	931,346
Penta CLO S.A.
0.398%, 06/04/24 (EUR) (a)	3,138,152	3,761,828
Small Business Administration Participation Certificates
5.510%, 11/01/27	3,158,117	3,542,401
Structured Asset Securities Corp. Trust
0.310%, 05/25/47 (a)	3,200,000	3,067,274
1.656%, 04/25/35 (a)	460,319	443,613
Symphony CLO, Ltd.
0.472%, 05/15/19 (144A) (a)	2,850,795	2,830,785
Wood Street CLO B.V.
0.433%, 03/29/21 (144A) (EUR) (a)	265,817	319,763

		49,254,216

Asset-Backed - Student Loan—0.5%
College Loan Corp. Trust
0.484%, 01/25/24 (a)	900,000	878,843
North Carolina State Education Assistance Authority
0.684%, 10/26/20 (a)	680,274	681,022
SLM Student Loan Trust
0.244%, 10/25/17 (a)	217,641	217,338
0.734%, 10/25/17 (a)	220,676	220,910
1.734%, 04/25/23 (a)	13,612,200	13,980,505

		15,978,618

Total Asset-Backed Securities (Cost $67,702,680)		70,258,250

Floating Rate Loan (l)—0.2%

Healthcare-Services—0.2%
Iasis Healthcare LLC
Term Loan B2, 4.500%, 05/03/18 (Cost $7,017,536)	7,028,805	6,976,089

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.683%, Expires 12/11/17 (Counterparty - Morgan Stanley Capital Services, LLC) (f)	19,000,000	2,380,225
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 3.045%, Expires 03/20/15 (Counterparty - Deutsche Bank AG) (f)	82,800,000	465,584

Total Purchased Options (Cost $3,519,110)		2,845,809

Convertible Preferred Stock—0.1%
Security Description	Shares/ Principal Amount*	Value

Banks—0.1%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	$1,085,400

Municipals—0.0%
Tobacco Settlement Financing Authority
7.467%, 06/01/47 (Cost $712,455)	745,000	638,987

Short-Term Investments—15.1%

Commercial Paper—1.9%
Banco Bilbao Vizcaya Argentaria S.A.
0.983%, 10/23/15 (i)	33,750,000	33,748,183
1.081%, 05/16/16 (i)	14,000,000	14,000,000
Itau Unibanco S.A. New York
1.150%, 06/04/15 (i)	10,800,000	10,800,000

		58,548,183

Discount Note—0.0%
Federal Home Loan Bank
0.151%, 04/15/15 (i)	500,000	499,783

Foreign Government—3.4%
Greece Treasury Bills
1.607%, 01/16/15 (EUR) (i)	1,400,000	1,692,693
1.828%, 01/09/15 (EUR) (i)	8,900,000	10,767,821
Japan Treasury Bill
0.020%, 02/09/15 (JPY) (i)	10,810,000,000	90,248,789

		102,709,303

U.S. Treasury—0.2%
U.S. Treasury Bills
0.031%, 02/19/15 (c) (i)	70,000	69,998
0.040%, 03/05/15 (c) (i) (j)	253,000	252,982
0.041%, 03/12/15 (c)( i)	19,000	18,998
0.045%, 04/23/15 (c) (d) (i) (j)	1,575,000	1,574,780
0.048%, 05/21/15 (c) (i) (j)	1,306,000	1,305,760
0.051%, 05/07/15 (c) (i) (j)	121,000	120,979
0.053%, 04/30/15 (c) (i)	702,000	701,878
0.062%, 05/14/15 (c) (i) (j)	391,000	390,911
0.066%, 05/28/15 (c) (i) (j)	760,000	759,796

		5,196,082

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—9.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/14 at 0.100% to be repurchased at $290,334,839 on 01/05/15 collateralized by $255,689,816 U.S. Treasury Inflation Indexed Bonds with rates ranging from 1.375% - 3.875%, maturity dates ranging from 07/15/15 - 04/15/29 with a value of $294,211,930.	290,330,000	$290,330,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2014 at 0.000% to be repurchased at $1,341,596 on 01/02/15 collateralized by $1,390,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $1,370,590.	1,341,596	1,341,596

		291,671,596

Total Short-Term Investments (Cost $463,673,374)		458,624,947

Total Investments—147.5% (Cost $4,736,815,031) (m)		4,510,171,246
Other assets and liabilities (net)—(47.5)%		(1,451,772,735)

Net Assets—100.0%		$3,058,398,511

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(c)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2014, the market value of securities pledged was $19,129,747.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $16,475,033.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $989,341.
(f)	Illiquid security. As of December 31, 2014, these securities represent 0.5% of net assets.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $32,920,849, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
(i)	The rate shown represents current yield to maturity.
(j)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2014, the value of securities pledged amounted to $3,353,305.
(k)	Principal amount of security is adjusted for inflation.
(l)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $4,870,491,590. The aggregate unrealized appreciation and depreciation of investments were $17,307,786 and $(377,628,130), respectively, resulting in net unrealized depreciation of $(360,320,344) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $249,517,704, which is 8.2% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(OTC)—	Over the Counter
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
BellSouth Corp.	04/16/14	$32,600,000	$33,776,534	$32,920,849

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	4,903,000	Citibank N.A.	01/05/15	$4,166,645	$(163,837)
AUD	15,654,000	UBS AG Stamford	01/05/15	12,801,215	(21,292)
BRL	54,429,623	BNP Paribas S.A.	01/05/15	20,508,524	(32,404)
BRL	83,295,026	Credit Suisse International	01/05/15	31,358,718	(23,594)
BRL	204,129,405	Deutsche Bank AG	01/05/15	79,335,175	(2,542,832)
BRL	2,375,372	Goldman Sachs Bank USA	01/05/15	913,253	(19,651)
BRL	51,223,690	Goldman Sachs Bank USA	01/05/15	19,284,576	(14,510)
BRL	5,370,038	JPMorgan Chase Bank N.A.	01/05/15	2,021,699	(1,521)
BRL	36,424,382	JPMorgan Chase Bank N.A.	01/05/15	13,928,485	(225,836)
BRL	59,193,465	UBS AG Stamford	01/05/15	22,285,018	(16,767)
BRL	43,592,545	Barclays Bank plc	02/03/15	16,852,571	(580,997)
BRL	29,046,613	Credit Suisse International	02/03/15	11,398,875	(556,789)
BRL	36,424,382	UBS AG Stamford	07/02/15	13,197,240	(166,298)
EUR	23,689,000	BNP Paribas S.A.	01/05/15	29,531,110	(866,231)
EUR	437,361,000	Citibank N.A.	01/05/15	536,029,642	(6,800,880)
EUR	1,893,000	JPMorgan Chase Bank N.A.	01/05/15	2,322,309	(31,684)
GBP	9,814,000	Deutsche Bank AG	01/05/15	15,246,049	50,062
INR	3,904,647,832	Citibank N.A.	01/20/15	62,590,232	(928,135)
JPY	8,731,800,000	Citibank N.A.	01/05/15	72,313,043	585,605
MXN	2,760,000	BNP Paribas S.A.	02/05/15	189,041	(2,321)
MXN	1,471,000	Barclays Bank plc	02/05/15	107,869	(8,353)
MXN	1,528,000	Barclays Bank plc	02/05/15	112,669	(9,297)
MXN	1,682,000	Barclays Bank plc	02/05/15	123,316	(9,525)
MXN	1,743,000	Barclays Bank plc	02/05/15	119,228	(1,310)
MXN	2,463,000	Barclays Bank plc	02/05/15	182,202	(15,575)
MXN	1,967,000	Citibank N.A.	02/05/15	143,537	(10,465)
MXN	1,689,000	JPMorgan Chase Bank N.A.	02/05/15	115,024	(760)
MXN	1,730,000	JPMorgan Chase Bank N.A.	02/05/15	126,875	(9,837)
MXN	2,068,000	JPMorgan Chase Bank N.A.	02/05/15	150,917	(11,012)
MXN	2,432,000	JPMorgan Chase Bank N.A.	02/05/15	165,483	(953)
MXN	6,186,000	UBS AG Stamford	02/05/15	435,683	(17,187)
MXN	1,448,000	Westpac Banking Corp.	02/05/15	105,960	(8,000)
MYR	61,606,419	UBS AG Stamford	01/20/15	18,990,881	(1,392,615)
NZD	11,745,000	Societe Generale Paris	01/05/15	9,122,063	39,625
PLN	39,076,577	Societe Generale Paris	01/30/15	11,637,272	(613,137)

Contracts to Deliver
AUD	20,557,000	Citibank N.A.	01/05/15	$17,582,207	$799,475
AUD	15,654,000	UBS AG Stamford	02/03/15	12,774,118	21,144
BRL	32,981,061	BNP Paribas S.A.	01/05/15	12,416,633	9,342
BRL	21,448,562	BNP Paribas S.A.	01/05/15	8,255,321	186,492
BRL	25,047,395	Credit Suisse International	01/05/15	10,525,000	1,102,310
BRL	16,401,375	Credit Suisse International	01/05/15	5,975,000	(195,106)
BRL	14,671,733	Credit Suisse International	01/05/15	6,169,000	649,576
BRL	13,766,792	Credit Suisse International	01/05/15	5,724,000	545,010
BRL	10,794,993	Credit Suisse International	01/05/15	4,579,000	517,984
BRL	2,612,738	Credit Suisse International	01/05/15	1,124,000	141,102
BRL	166,101,158	Deutsche Bank AG	01/05/15	62,533,378	47,050
BRL	19,298,760	Deutsche Bank AG	01/05/15	7,120,000	(140,086)
BRL	18,729,488	Deutsche Bank AG	01/05/15	6,775,000	(270,929)
BRL	26,809,511	Goldman Sachs Bank USA	01/05/15	11,239,000	1,153,412

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	26,789,551	Goldman Sachs Bank USA	01/05/15	$11,241,000	$1,162,920
BRL	41,794,420	JPMorgan Chase Bank N.A.	01/05/15	17,744,839	2,022,011
BRL	36,424,382	UBS AG Stamford	01/05/15	13,918,373	215,724
BRL	18,389,036	UBS AG Stamford	01/05/15	7,737,865	820,012
BRL	4,380,046	UBS AG Stamford	01/05/15	1,886,000	238,251
BRL	54,429,623	BNP Paribas S.A.	02/03/15	20,334,600	17,923
BRL	18,575,000	Citibank N.A.	04/02/15	7,567,733	748,513
BRL	204,129,405	Deutsche Bank AG	07/02/15	75,241,211	2,213,249
BRL	2,375,372	Goldman Sachs Bank USA	07/02/15	866,134	16,337
CAD	12,012,000	Citibank N.A.	03/03/15	10,355,080	29,692
CAD	4,547,000	Goldman Sachs Bank USA	03/03/15	3,899,758	(8,795)
COP	5,070,964,788	BNP Paribas S.A.	06/03/15	2,203,330	91,685
EUR	10,038,000	BNP Paribas S.A.	01/05/15	12,478,780	332,296
EUR	12,749,000	Citibank N.A.	01/05/15	15,765,192	338,262
EUR	11,676,000	Citibank N.A.	01/05/15	14,445,302	316,756
EUR	3,274,000	Goldman Sachs Bank USA	01/05/15	4,075,112	113,408
EUR	425,206,000	UBS AG Stamford	01/05/15	528,193,019	13,672,417
EUR	437,361,000	Citibank N.A.	02/03/15	536,178,344	6,785,928
GBP	563,000	BNP Paribas S.A.	01/05/15	882,143	4,651
GBP	8,319,000	Credit Suisse International	01/05/15	13,059,000	92,998
GBP	932,000	Goldman Sachs Bank USA	01/05/15	1,462,593	9,977
GBP	9,814,000	Deutsche Bank AG	02/03/15	15,243,007	(49,615)
HUF	4,393,604,300	Credit Suisse International	01/30/15	18,061,515	1,278,313
JPY	5,368,500,000	Credit Suisse International	01/05/15	45,366,583	546,914
JPY	3,363,300,000	Goldman Sachs Bank USA	01/05/15	28,482,515	403,537
JPY	8,731,800,000	Citibank N.A.	02/03/15	72,331,014	(584,843)
JPY	10,810,000,000	Barclays Bank plc	02/09/15	94,393,992	4,119,275
MXN	72,988,000	Barclays Bank plc	02/05/15	5,354,520	416,726
MXN	7,976,000	Barclays Bank plc	02/05/15	547,032	7,439
MXN	5,604,000	Barclays Bank plc	02/05/15	411,439	32,316
MXN	18,068,000	Citibank N.A.	02/05/15	1,292,825	70,486
MXN	42,049,000	Credit Suisse International	02/05/15	2,973,026	128,321
MXN	36,451,000	Credit Suisse International	02/05/15	2,640,363	174,375
MXN	129,957,914	JPMorgan Chase Bank N.A.	02/05/15	9,189,825	397,895
MYR	61,099,622	UBS AG Stamford	02/26/15	18,548,762	1,149,456
NZD	11,745,000	Goldman Sachs Bank USA	01/05/15	9,165,899	4,211
NZD	11,745,000	Societe Generale Paris	02/03/15	9,096,197	(40,328)

Net Unrealized Appreciation					$27,427,156

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/15	142	USD	20,482,186	$45,689
U.S. Treasury Note 5 Year Futures	03/31/15	603	USD	71,720,300	(5,698)

Futures Contracts—Short
90 Day EuroDollar Futures	06/15/15	(300)	USD	(74,673,462)	(288)
90 Day EuroDollar Futures	09/14/15	(854)	USD	(212,138,449)	26,199
90 Day EuroDollar Futures	12/14/15	(6)	USD	(1,486,310)	35
90 Day EuroDollar Futures	03/14/16	(342)	USD	(84,496,300)	5,200
90 Day EuroDollar Futures	06/13/16	(342)	USD	(84,276,805)	(545)
90 Day EuroDollar Futures	09/19/16	(342)	USD	(84,070,160)	(6,265)
90 Day EuroDollar Futures	12/19/16	(336)	USD	(82,417,840)	(11,360)
Euro-Bund 10 Year Bond Futures	03/06/15	(163)	EUR	(24,974,721)	(522,849)
U.S. Treasury Note 10 Year Futures	03/20/15	(597)	USD	(75,637,255)	(60,479)

Net Unrealized Depreciation					$(530,361)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - USD vs BRL	BRL2.68	Deutsche Bank AG	07/01/15	(9,530,000)	$(227,100)	$(581,406)	$(354,306)
Call - OTC - USD vs INR	INR64.50	Goldman Sachs Bank USA	03/09/15	(12,600,000)	(144,270)	(124,324)	19,946
Call - OTC - USD vs INR	INR65.00	JPMorgan Chase Bank N.A.	03/10/15	(10,500,000)	(123,112)	(82,352)	40,760
Put - OTC - USD vs INR	INR58.50	Goldman Sachs Bank USA	03/09/15	(12,600,000)	(20,790)	(542)	20,248

Totals					$(515,272)	$(788,624)	$(273,352)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)10]or 0	04/22/24	$(35,000,000)	$(254,625)	$(68,764)	$185,861
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)10]or 0	05/16/24	(2,800,000)	(19,460)	(5,701)	13,759
Floor - OTC CPURNSA Index	0.000	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	01/22/18	(4,500,000)	(43,650)	(30,433)	13,217
Floor - OTC CPURNSA Index	0.000	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	03/01/18	(3,500,000)	(30,100)	(13,783)	16,317
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	04/07/20	(49,000,000)	(436,720)	(11,515)	425,205
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [(Final Index/Initial Index)] or 0	09/29/20	(4,700,000)	(60,630)	(1,325)	59,305

Totals						$(845,185)	$(131,521)	$713,664

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10-Year Interest Rate Swap	2.750%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	02/18/15	USD	(41,000,000)	$(218,423)	$(23,903)	$194,520
Put - OTC - 10-Year Interest Rate Swap	2.750%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	02/18/15	USD	(73,800,000)	(391,480)	(43,025)	348,455
Call - OTC - 10-Year Interest Rate Swap	2.300%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	02/18/15	USD	(41,000,000)	(186,275)	(347,803)	(161,528)
Call - OTC - 10-Year Interest Rate Swap	2.300%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	02/18/15	USD	(73,800,000)	(352,495)	(626,045)	(273,550)
Call - OTC - 30-Year Interest Rate Swap	2.545%	Deutsche Bank AG	3-Month USD-LIBOR	Receive	03/20/15	USD	(82,800,000)	(1,057,419)	$(1,048,082)	9,337
Put - OTC - 5-Year Interest Rate Swap	2.500%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	12/11/17	USD	(79,800,000)	(2,660,000)	(2,563,575)	96,425

Totals								$(4,866,092)	$(4,652,433)	$213,659

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Credit Default Swap	1.200%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(7,000,000)	$(17,344)	$(42)	$17,302
Put - OTC - 5-Year Credit Default Swap	1.100%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(2,900,000)	(7,317)	(55)	7,262
Put - OTC - 5-Year Credit Default Swap	0.900%	Goldman Sachs International	Markit CDX North America Investment Grade, Series 22	Sell	01/21/15	USD	(5,100,000)	(7,497)	(75)	7,422
Put - OTC - 5-Year Credit Default Swap	1.000%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(5,400,000)	(14,866)	(298)	14,568
Put - OTC - 5-Year Credit Default Swap	0.900%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(3,300,000)	(5,153)	(517)	4,636

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Written Options—(Continued)

Credit Default Swaptions	Strike Rate	Counterparty	Floating Rate Index	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Credit Default Swap	1.000%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(9,500,000)	$(26,668)	$(525)	$26,143
Put - OTC - 5-Year Credit Default Swap	0.900%	BNP Paribas S.A.	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(5,200,000)	(8,797)	(815)	7,982
Call - OTC - 5-Year Credit Default Swap	0.550%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Buy	02/18/15	EUR	(2,500,000)	(2,194)	(2,356)	(162)
Put - OTC - 5-Year Credit Default Swap	0.850%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Sell	02/18/15	EUR	(2,500,000)	(5,014)	(2,369)	2,645
Call - OTC - 5-Year Credit Default Swap	0.600%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(3,300,000)	(5,874)	(3,888)	1,986
Call - OTC - 5-Year Credit Default Swap	0.550%	Citibank N.A.	Markit iTraxx Europe, Series 22	Buy	02/18/15	EUR	(5,300,000)	(3,989)	(4,995)	(1,006)
Put - OTC - 5-Year Credit Default Swap	0.850%	Citibank N.A.	Markit iTraxx Europe, Series 22	Sell	02/18/15	EUR	(5,300,000)	(10,804)	(5,022)	5,782
Call - OTC - 5-Year Credit Default Swap	0.600%	BNP Paribas S.A.	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(5,200,000)	(10,100)	(6,127)	3,973
Call - OTC - 5-Year Credit Default Swap	0.550%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Buy	02/18/15	EUR	(6,600,000)	(7,917)	(6,220)	1,697
Put - OTC - 5-Year Credit Default Swap	0.850%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Sell	02/18/15	EUR	(6,600,000)	(12,008)	(6,253)	5,755
Call - OTC - 5-Year Credit Default Swap	0.600%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(5,400,000)	(6,569)	(6,362)	207
Call - OTC - 5-Year Credit Default Swap	0.600%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(9,500,000)	(13,334)	(11,193)	2,141

Totals								$(165,445)	$(57,112)	$108,333

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Depreciation
Put - U.S. Treasury Note 10-Year Futures	$126.000	02/20/15	(538)	$(319,271)	$(319,438)	$(167)

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL CDI	11.680%	01/04/21	Credit Suisse International	BRL	23,600,000	$(75,184)	$(13,904)	$(61,280)
Pay	1-Year BRL CDI	12.230%	01/04/21	Deutsche Bank AG	BRL	26,700,000	102,591	212,555	(109,964)
Pay	1-Year BRL CDI	11.680%	01/04/21	Deutsche Bank AG	BRL	27,100,000	(86,334)	(19,154)	(67,180)
Pay	1-Year BRL CDI	11.680%	01/04/21	Morgan Stanley Capital Services, LLC	BRL	32,200,000	(102,582)	(15,721)	(86,861)
Receive	1-Year BRL CDI	12.000%	01/04/21	Deutsche Bank AG	BRL	20,600,000	1,709	(112,301)	114,010
Pay	28-Day MXN TIIE	5.630%	10/11/21	UBS AG Stamford	MXN	700,700,000	(385,021)	171,981	(557,002)
Receive	3-Month USD CPURNSA	1.800%	01/17/16	Deutsche Bank AG	USD	10,100,000	(205,331)	(3,260)	(202,071)
Receive	3-Month USD CPURNSA	1.730%	04/15/16	Goldman Sachs Bank USA	USD	167,700,000	(4,076,024)	(199,939)	(3,876,085)
Receive	3-Month USD CPURNSA	1.940%	10/07/16	Deutsche Bank AG	USD	29,500,000	(800,160)	—	(800,160)
Receive	3-Month USD CPURNSA	1.860%	11/05/16	Deutsche Bank AG	USD	32,300,000	(795,057)	—	(795,057)
Receive	3-Month USD CPURNSA	1.845%	11/29/16	Deutsche Bank AG	USD	16,400,000	(398,768)	—	(398,768)
Receive	3-Month USD CPURNSA	1.825%	11/29/16	Deutsche Bank AG	USD	22,200,000	(526,203)	(9,106)	(517,097)
Receive	3-Month USD CPURNSA	1.930%	02/10/17	Deutsche Bank AG	USD	9,300,000	(219,278)	—	(219,278)
Receive	3-Month USD CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(1,991,611)	21,811	(2,013,422)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

OTC Interest Rate Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD CPURNSA	1.908%	04/15/17	Barclays Bank plc	USD	12,300,000	$(371,323)	$—	$(371,323)
Receive	3-Month USD CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	101,400,000	(3,205,930)	—	(3,205,930)
Receive	3-Month USD CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	10,400,000	(536,962)	11,440	(548,402)
Receive	3-Month USD CPURNSA	2.018%	08/19/17	Barclays Bank plc	USD	39,600,000	(1,220,982)	(11,377)	(1,209,605)
Receive	3-Month USD CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(689,910)	—	(689,910)
Receive	3-Month USD CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	(1,735,273)	42,961	(1,778,234)
Receive	3-Month USD CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	(866,254)	—	(866,254)
Receive	3-Month USD CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(1,035,729)	—	(1,035,729)
Pay	6-Month AUD BBR	4.000%	06/18/19	UBS AG Stamford	AUD	23,500,000	1,127,115	52,556	1,074,559
Receive	EUR-EXT-CPI	0.900%	11/15/19	Goldman Sachs International	EUR	6,500,000	(124,728)	8,427	(133,155)
Pay	1-Month GBP UKRPI	3.125%	12/10/24	Goldman Sachs Bank USA	GBP	4,500,000	56,716	5,939	50,777
Pay	1-Month GBP UKRPI	3.100%	12/11/24	Credit Suisse International	GBP	400,000	3,299	6,366	(3,067)
Pay	1-Month GBP UKRPI	3.170%	12/15/24	BNP Paribas S.A.	GBP	12,100,000	247,559	5,566	241,993
Pay	1-Month GBP UKRPI	3.528%	09/23/44	Credit Suisse International	GBP	3,300,000	259,827	(23,811)	283,638
Pay	1-Month GBP UKRPI	3.528%	09/23/44	JPMorgan Chase Bank N.A.	GBP	3,900,000	307,069	5,820	301,249
Pay	1-Month GBP UKRPI	3.500%	10/15/44	Citibank N.A.	GBP	3,600,000	217,677	(122,059)	339,736
Pay	1-Month GBP UKRPI	3.500%	10/15/44	Credit Suisse International	GBP	7,200,000	435,355	2,835	432,520
Pay	1-Month GBP UKRPI	3.500%	10/15/44	Morgan Stanley Capital Services, LLC	GBP	2,500,000	151,165	(15,524)	166,689
Pay	1-Month GBP UKRPI	3.550%	11/15/44	Credit Suisse International	GBP	600,000	53,077	(947)	54,024
Pay	1-Month GBP UKRPI	3.550%	11/15/44	Morgan Stanley Capital Services, LLC	GBP	700,000	61,923	3,206	58,717
Pay	1-Month GBP UKRPI	3.550%	12/11/44	BNP Paribas S.A.	GBP	2,100,000	180,459	14,723	165,736
Pay	1-Month GBP UKRPI	3.550%	12/11/44	Goldman Sachs Bank USA	GBP	500,000	42,966	865	42,101
Pay	1-Month GBP UKRPI	3.510%	12/15/44	Goldman Sachs Bank USA	GBP	2,400,000	141,953	—	141,953
Pay	1-Month GBP UKRPI	3.450%	12/15/44	Goldman Sachs Bank USA	GBP	3,900,000	76,245	(698)	76,943

Totals							$(15,981,939)	$19,250	$(16,001,189)

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	5.630%	10/11/21	MXN	368,800,000	$(463,691)
Pay	28-Day MXN TIIE	5.660%	11/09/21	MXN	194,000,000	(84,700)
Pay	28-Day MXN TIIE	5.560%	11/11/21	MXN	22,600,000	(19,235)
Pay	28-Day MXN TIIE	5.750%	12/06/21	MXN	92,700,000	34,633
Receive	3-Month USD-LIBOR	3.000%	12/17/24	USD	10,700,000	(371,848)
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	7,700,000	(547,733)
Receive	3-Month USD-LIBOR	3.500%	12/18/43	USD	46,200,000	(9,540,656)
Receive	3-Month USD-LIBOR	3.500%	12/17/44	USD	14,100,000	(1,850,988)
Receive	6-Month EURIBOR	2.000%	01/29/24	EUR	54,600,000	(7,542,062)
Receive	6-Month EURIBOR	1.000%	12/17/24	EUR	26,100,000	(584,511)
Receive	6-Month EURIBOR	2.000%	03/18/45	EUR	48,600,000	(8,445,039)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Centrally Cleared Interest Rate Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	6-Month GBP-LIBOR	2.078%	12/04/24	GBP	47,200,000	$(1,621,312)
Receive	6-Month GBP-LIBOR	2.750%	03/18/25	GBP	15,700,000	(429,984)
Receive	6-Month JPY-LIBOR	1.000%	09/18/23	JPY	230,000,000	(60,643)

Total						$(31,527,769)

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
Markit CDX North America Investment Grade, Series 23	1.000%	12/20/19	0.662%	USD	31,400,000	$(41,447)
Markit CDX North America High Yield, Series 23	5.000%	12/20/19	3.559%	USD	30,000,000	(45,675)
Markit iTraxx Europe, Series 22	1.000%	12/20/24	1.013%	EUR	3,500,000	1,908

Totals						$(85,214)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway, Inc. 1.900%, due 01/31/17	1.000%	12/20/19	Barclays Bank plc	0.527%	USD	5,100,000	$115,862	$103,714	$12,148
Brazilian Government International Bonds 12.250%, due 03/06/30	1.000%	03/20/19	Deutsche Bank AG	1.681%	USD	12,000,000	(327,428)	(605,335)	277,907
Brazilian Government International Bonds 12.250%, due 03/06/30	1.000%	03/20/19	Morgan Stanley Capital Services, LLC	1.681%	USD	16,900,000	(461,128)	(860,195)	399,067
Greece Government International Bond 1.000%, due 06/20/15	1.000%	06/20/15	Morgan Stanley Capital Services, LLC	15.635%	EUR	1,700,000	(134,489)	(78,898)	(55,591)
Indonesia Government International Bond 6.880%, due 03/09/17	1.000%	12/20/19	Goldman Sachs Bank USA	1.516%	USD	6,300,000	(152,157)	(144,809)	(7,348)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	03/20/19	Citibank N.A.	4.827%	USD	2,200,000	(306,119)	(183,683)	(122,436)
Russian Government International Bond 7.500%, due 03/31/30	1.000%	09/20/19	Goldman Sachs Bank USA	4.793%	USD	1,300,000	(196,740)	(71,524)	(125,216)
Russian Government International Bond 7.500%, due 03/31/30	1.000%	09/20/19	JPMorgan Chase Bank N.A.	4.793%	USD	700,000	(105,937)	(39,145)	(66,792)
South Africa Government International Bond 5.500%, due 03/09/20	1.000%	12/20/19	Citibank N.A.	1.832%	USD	7,300,000	(282,713)	(280,132)	(2,581)

Totals							$(1,850,849)	$(2,160,007)	$309,158

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BBR)—	Bank Bill Rate
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(COP)—	Colombian Peso
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EUR)—	Euro
(EURIBOR)—	Euro Interbank Offered Rate
(EXT-CPI)—	Excluding Tobacco–Non-revised Consumer Price Index
(FRCPXTOB)—	France Consumer Price Ex-Tobacco Index
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(TIIE)—	Tasa de Interès Interbancaria de Equilibio
(UKRPI)—	United Kingdom Retail Price Index
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,092,912,439	$—	$3,092,912,439
Total Foreign Government*	—	514,089,640	—	514,089,640
Corporate Bonds & Notes
Banks	—	199,341,372	873,789	200,215,161
Electric	—	11,822,756	—	11,822,756
Home Builders	—	7,537,500	—	7,537,500
Oil & Gas	—	7,624,000	—	7,624,000
Telecommunications	—	32,920,849	—	32,920,849
Transportation	—	3,827,268	—	3,827,268
Total Corporate Bonds & Notes	—	263,073,745	873,789	263,947,534
Total Mortgage-Backed Securities*	—	98,792,151	—	98,792,151
Total Asset-Backed Securities*	—	70,258,250	—	70,258,250
Total Floating Rate Loan*	—	6,976,089	—	6,976,089
Total Purchased Options*	—	2,845,809	—	2,845,809
Total Convertible Preferred Stock*	1,085,400	—	—	1,085,400
Total Municipals	—	638,987	—	638,987
Short-Term Investments
Commercial Paper	—	58,548,183	—	58,548,183
Discount Note	—	499,783	—	499,783
Foreign Government	—	102,709,303	—	102,709,303
U.S. Treasury	—	5,196,082	—	5,196,082
Repurchase Agreements	—	291,671,596	—	291,671,596
Total Short-Term Investments	—	458,624,947	—	458,624,947
Total Investments	$1,085,400	$4,508,212,057	$873,789	$4,510,171,246

Secured Borrowings (Liability)	$—	$(2,818,456,190)	$—	$(2,818,456,190)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$43,820,463	$—	$43,820,463
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(16,393,307)	—	(16,393,307)
Total Forward Contracts	$—	$27,427,156	$—	$27,427,156
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$77,123	$—	$—	$77,123
Futures Contracts (Unrealized Depreciation)	(607,484)	—	—	(607,484)
Total Futures Contracts	$(530,361)	$—	$—	$(530,361)
Written Options
Credit Default Swaptions at Value	$—	$(57,112)	$—	$(57,112)
Foreign Currency Written Options at Value	—	(788,624)	—	(788,624)
Inflation Capped Options at Value	—	(131,521)	—	(131,521)
Interest Rate Swaptions at Value	—	(4,652,433)	—	(4,652,433)
Options on Exchange-Traded Futures Contracts at Value	(319,438)	—	—	(319,438)
Total Written Options	$(319,438)	$(5,629,690)	$—	$(5,949,128)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$36,541	$—	$36,541
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(31,649,524)	—	(31,649,524)
Total Centrally Cleared Swap Contracts	$—	$(31,612,983)	$—	$(31,612,983)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,582,567	$—	$3,582,567
OTC Swap Contracts at Value (Liabilities)	—	(21,415,355)	—	(21,415,355)
Total OTC Swap Contracts	$—	$(17,832,788)	$—	$(17,832,788)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts/ (Premiums)	Realized Gain	Change in Unrealized Appreciation	Purchases	Sales	Balance as of December 31, 2014	Change in Unrealized Appreciation from Investments Still Held at December 31, 2014
Corporate Bonds & Notes
Banks	$—	$504	$24,626	$4,352	$1,216,525	$(372,218)	$873,789	$4,352

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$4,510,171,246
Cash denominated in foreign currencies (b)	3,860,880
Cash collateral (c)	2,208,000
OTC swap contracts at market value (d)	3,582,567
Unrealized appreciation on forward foreign currency exchange contracts	43,820,463
Receivable for:
Investments sold	1,356,144,183
Open OTC swap contracts cash collateral	1,130,000
Fund shares sold	655,252
Principal paydowns	1,744
Interest	22,743,090
Variation margin on futures contracts	130,593
Deferred dollar roll income	2,330,741
Interest on OTC swap contracts	207,193
Prepaid expenses	8,405
Other assets	390,546

Total Assets	5,947,384,903
Liabilities
Due to custodian	599,591
Written options at value (e)	5,949,128
Secured borrowings	2,818,456,190
OTC swap contracts at market value (f)	21,415,355
Cash collateral for OTC swap contracts and forward foreign currency exchange contracts	22,631,000
Unrealized depreciation on forward foreign currency exchange contracts	16,393,307
Payables for:
Open OTC swap contracts cash collateral	490,000
Fund shares redeemed	463,775
Variation margin on swap contracts	536,917
Accrued Expenses:
Management fees	1,226,551
Distribution and service fees	313,433
Deferred trustees’ fees	67,424
Other expenses	443,721

Total Liabilities	2,888,986,392

Net Assets	$3,058,398,511

Net assets consist of:
Paid in surplus	$3,349,858,981
Undistributed net investment income	120,828,622
Accumulated net realized loss	(164,643,021)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(247,646,071)

Net Assets	$3,058,398,511

Net Assets
Class A	$1,579,713,611
Class B	1,437,015,313
Class E	41,669,587
Capital Shares Outstanding*
Class A	156,828,218
Class B	143,596,704
Class E	4,157,114
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.07
Class B	10.01
Class E	10.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,736,815,031.
(b)	Identified cost of cash denominated in foreign currencies was $4,025,882.
(c)	Includes collateral of $857,000 for futures contracts and $1,351,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $138,805.
(e)	Premiums received on written options were $6,711,265.
(f)	Net premium received on OTC swap contracts was $2,279,562.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$67,500
Interest (a)	95,984,177

Total investment income	96,051,677

Expenses
Management fees	15,268,001
Administration fees	75,280
Custodian and accounting fees	768,339
Distribution and service fees—Class B	3,849,308
Distribution and service fees—Class E	68,704
Interest expense	1,646,815
Audit and tax services	123,516
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	203,931
Insurance	21,626
Miscellaneous	27,325

Total expenses	22,130,924
Less management fee waiver	(64,889)

Net expenses	22,066,035

Net Investment Income	73,985,642

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16,887,260)
Futures contracts	1,886,607
Written options	7,373,529
Swap contracts	(4,558,426)
Foreign currency transactions	71,847,266

Net realized gain	59,661,716

Net change in unrealized appreciation (depreciation) on:
Investments	4,317,201
Futures contracts	3,104,884
Written options	(1,979,613)
Swap contracts	(56,430,495)
Foreign currency transactions	20,425,184

Net change in unrealized depreciation	(30,562,839)

Net realized and unrealized gain	29,098,877

Net Increase in Net Assets From Operations	$103,084,519

(a)	Net of foreign withholding taxes of $12,189.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	73,985,642	$24,941,781
Net realized gain	59,661,716	31,583,608
Net change in unrealized depreciation	(30,562,839)	(397,276,805)

Increase (decrease) in net assets from operations	103,084,519	(340,751,416)

From Distributions to Shareholders
Net investment income
Class A	(32,181,909)	(38,778,159)
Class B	(23,767,735)	(39,507,606)
Class E	(749,414)	(1,439,192)
Net realized capital gains
Class A	0	(92,280,355)
Class B	0	(105,520,314)
Class E	0	(3,658,670)

Total distributions	(56,699,058)	(281,184,296)

Increase (decrease) in net assets from capital share transactions	(361,979,912)	265,074,852

Total decrease in net assets	(315,594,451)	(356,860,860)

Net Assets
Beginning of period	3,373,992,962	3,730,853,822

End of period	$3,058,398,511	$3,373,992,962

Undistributed net investment income
End of period	$120,828,622	$49,723,806

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	6,566,365	$66,924,709	31,780,025	$333,464,689
Reinvestments	3,195,820	32,181,909	11,979,754	131,058,514
Redemptions	(27,002,968)	(273,994,258)	(12,071,370)	(128,685,404)

Net increase (decrease)	(17,240,783)	$(174,887,640)	31,688,409	$335,837,799

Class B
Sales	6,462,259	$65,831,832	16,133,362	$172,366,442
Reinvestments	2,372,030	23,767,735	13,317,532	145,027,920
Redemptions	(26,536,811)	(269,293,171)	(36,151,639)	(377,009,503)

Net decrease	(17,702,522)	$(179,693,604)	(6,700,745)	$(59,615,141)

Class E
Sales	340,389	$3,481,380	598,602	$6,457,554
Reinvestments	74,717	749,414	467,694	5,097,862
Redemptions	(1,143,507)	(11,629,462)	(2,167,447)	(22,703,222)

Net decrease	(728,401)	$(7,398,668)	(1,101,151)	$(11,147,806)

Increase (decrease) derived from capital shares transactions		$(361,979,912)		$265,074,852

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2014

Cash Flows From Operating Activities
Net increase in net assets from operations	$103,084,519
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(2,482,967,566)
Proceeds from investments sold	2,196,441,246
Sales of short-term investments, net	1,871,118,815
Net amortization/accretion of premium (discount)	(34,899,490)
Premium received on open written options, net	9,040,810
Increase in interest receivable	(6,347,356)
Decrease in cash collateral, asset	2,399,500
Decrease in OTC swap contracts at market value, asset	1,213,208
Increase in unrealized appreciation on forward foreign currency exchange contracts	(32,658,629)
Increase in receivable for investments sold	(1,356,144,183)
Increase in receivable for swap cash collateral	(1,130,000)
Decrease in receivable for principal paydowns	2,086
Decrease in receivable for variation margin on centrally cleared swap contracts	2,104,896
Increase in receivable for variation margin on futures contracts	(130,593)
Increase in receivable for deferred dollar roll income, asset	(1,370,722)
Increase in interest receivable on OTC swap contracts	(207,193)
Decrease in other assets and prepaid expenses	20,414
Increase in OTC swap contracts at market value, liability	14,263,957
Increase in cash collateral, liability	17,387,000
Increase in unrealized depreciation on forward foreign currency exchange contracts	11,591,325
Decrease in payable for investments purchased	(757,365)
Increase in payable for swap cash collateral	490,000
Decrease in payable for variation margin on futures contracts	(403,103)
Increase in payable for variation margin on swap contracts	536,917
Decrease in interest payable on OTC swap contracts	(16,484)
Decrease in accrued management fees	(121,091)
Decrease in accrued distribution and service fees	(34,344)
Increase in deferred trustees’ fees	13,540
Increase in other expenses	125,621
Net realized loss from investments and written options	9,513,731
Net change in unrealized (appreciation) depreciation on investments and written options	(2,337,588)

Net cash provided by operating activities	$319,821,878

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	136,797,105
Payment on shares redeemed, including decrease in payable for shares redeemed	(556,277,824)
Increase in due to custodian bank	596,019
Proceeds from issuance of reverse repurchase agreements	59,201,019
Repayment of reverse repurchase agreements	(59,201,019)
Proceeds from secured borrowings	21,551,317,938
Repayment of secured borrowings	(21,451,163,147)

Net cash used in financing activities	$(318,729,909)

Net increase in cash and foreign currency (a)	$1,091,969

Cash and cash in foreign currency at beginning of year	$2,768,911

Cash and cash in foreign currency at end of year	$3,860,880

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$56,699,058

Cash paid for interest and fees on borrowings:	$1,646,815

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(137,410).

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.95	$11.83	$11.91	$11.43	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.09	0.20	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.07	(1.07)	0.85	1.02	0.71

Total from investment operations	0.31	(0.98)	1.05	1.26	0.87

Less Distributions
Distributions from net investment income	(0.19)	(0.27)	(0.40)	(0.22)	(0.30)
Distributions from net realized capital gains	0.00	(0.63)	(0.73)	(0.56)	(0.31)

Total distributions	(0.19)	(0.90)	(1.13)	(0.78)	(0.61)

Net Asset Value, End of Period	$10.07	$9.95	$11.83	$11.91	$11.43

Total Return (%) (b)	3.08 (c)	(8.98)	9.33	11.48	8.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.58	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.50	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (d)	0.56	0.55	0.58	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.51	0.50	0.50	0.50	0.51
Ratio of net investment income to average net assets (%)	2.39	0.83	1.70	2.07	1.38
Portfolio turnover rate (%)	43	44 (e)	53	458	527
Net assets, end of period (in millions)	$1,579.7	$1,731.8	$1,685.0	$1,576.3	$1,273.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.88	$11.76	$11.84	$11.38	$11.13

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.06	0.17	0.21	0.13
Net realized and unrealized gain (loss) on investments	0.07	(1.07)	0.85	1.01	0.71

Total from investment operations	0.29	(1.01)	1.02	1.22	0.84

Less Distributions
Distributions from net investment income	(0.16)	(0.24)	(0.37)	(0.20)	(0.28)
Distributions from net realized capital gains	0.00	(0.63)	(0.73)	(0.56)	(0.31)

Total distributions	(0.16)	(0.87)	(1.10)	(0.76)	(0.59)

Net Asset Value, End of Period	$10.01	$9.88	$11.76	$11.84	$11.38

Total Return (%) (b)	2.89	(9.27)	9.13	11.14	7.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.83	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.75	0.75	0.75	0.76
Net ratio of expenses to average net assets (%) (d)	0.81	0.80	0.83	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.76	0.75	0.75	0.75	0.76
Ratio of net investment income to average net assets (%)	2.14	0.58	1.46	1.83	1.13
Portfolio turnover rate (%)	43	44 (e)	53	458	527
Net assets, end of period (in millions)	$1,437.0	$1,593.8	1,975.4	$1,786.3	$1,391.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.90	$11.78	$11.85	$11.39	$11.13

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.07	0.18	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.06	(1.07)	0.86	1.00	0.71

Total from investment operations	0.29	(1.00)	1.04	1.22	0.85

Less Distributions
Distributions from net investment income	(0.17)	(0.25)	(0.38)	(0.20)	(0.28)
Distributions from net realized capital gains	0.00	(0.63)	(0.73)	(0.56)	(0.31)

Total distributions	(0.17)	(0.88)	(1.11)	(0.76)	(0.59)

Net Asset Value, End of Period	$10.02	$9.90	$11.78	$11.85	$11.39

Total Return (%) (b)	2.89 (c)	(9.17)	9.22	11.18	7.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.70	0.73	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.65	0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (d)	0.71	0.70	0.73	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.66	0.65	0.65	0.65	0.66
Ratio of net investment income to average net assets (%)	2.24	0.68	1.54	1.91	1.24
Portfolio turnover rate (%)	43	44 (e)	53	458	527
Net assets, end of period (in millions)	$41.7	$48.4	$70.5	$61.9	$52.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 39% for the year ended December 31, 2013.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-25

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-26

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, options and swap transactions, foreign currency transactions, paydown reclasses, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $291,671,596, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the Portfolio had an outstanding reverse repurchase agreement balance for 31 days. The average amount of borrowings was $30,289,695 and the weighted average interest rate was 0.08% during the 31 day period. There were no outstanding reverse repurchase agreements as of December 31, 2014.

MIST-27

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2014, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the Portfolio’s average amount of borrowings was $1,068,824,714 and the weighted average interest rate was 0.149%. For the year ended December 31, 2014, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2014, the amount of the Portfolio’s outstanding borrowings was $2,818,456,190. Securities in the amount of $3,353,305 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2014. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2014:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Net Amount(c)
Barclays Capital Inc.	$ (725,510,748)	$721,919,128	$3,353,305	$(238,315)
BNP Paribas	(1,233,568,093)	1,226,097,225	—	(7,470,868)
Morgan Stanley & Co. LLC	(859,377,349)	846,992,806	—	(12,384,543)

	$(2,818,456,190)	$2,795,009,159	$3,353,305	$(20,093,726)

(a)	Represents market value of borrowings as of December 31, 2014.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MIST-28

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security

MIST-29

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the

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Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the

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Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

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Notes to Financial Statements—December 31, 2014—(Continued)

event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	2,845,809
	OTC swap contracts at market value (b)	$3,466,705	OTC swap contracts at market value (b)	$19,448,644
	Unrealized appreciation on centrally cleared swap contracts (c)**	34,633	Unrealized depreciation on centrally cleared swap contracts (c)**	31,562,402
	Unrealized appreciation on futures contracts *(c)	77,123	Unrealized depreciation on futures contracts *(c)	607,484
			Written options at value (d)	5,103,392
Credit	OTC swap contracts at market value (b)	115,862	OTC swap contracts at market value (b)	1,966,711
	Unrealized appreciation on centrally cleared swap contracts **(c)	1,908	Unrealized depreciation on centrally cleared swap contracts **(c)	87,122
			Written options at value	57,112
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	43,820,463	Unrealized depreciation on forward foreign currency exchange contracts	16,393,307
			Written options at value	788,624

Total		$50,362,503		$76,014,798

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $207,193.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes exchange traded written option with a value of $319,438 that is not subject to a master netting agreement.

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The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$4,691,618	$(2,217,362)	$(2,474,256)	$—
BNP Paribas S.A.	1,070,407	(1,070,407)	—	—
Citibank N.A.	9,892,394	(9,099,849)	(430,000)	362,545
Credit Suisse International	5,928,461	(850,673)	(4,890,000)	187,788
Deutsche Bank AG	2,880,245	(2,880,245)	—	—
Goldman Sachs Bank USA	3,181,682	(3,181,682)	—	—
JPMorgan Chase Bank N.A.	2,726,975	(932,506)	(1,740,000)	54,469
Morgan Stanley Capital Services, LLC	2,593,313	(2,593,313)	—	—
Societe Generale Paris	39,625	(39,625)	—	—
UBS AG Stamford	17,244,119	(1,999,180)	(12,550,000)	2,694,939

	$50,248,839	$(24,864,842)	$(22,084,256)	$3,299,741

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,217,362	$(2,217,362)	$—	$—
BNP Paribas S.A.	1,458,643	(1,070,407)	(300,973)	87,263
Citibank N.A.	9,099,849	(9,099,849)	—	—
Credit Suisse International	850,673	(850,673)	—	—
Deutsche Bank AG	10,613,835	(2,880,245)	(7,733,590)	—
Goldman Sachs Bank USA	11,525,557	(3,181,682)	(8,343,875)	—
Goldman Sachs International	131,560	—	(131,560)	—
JPMorgan Chase Bank N.A.	932,506	(932,506)	—	—
Morgan Stanley Capital Services, LLC	3,930,844	(2,593,313)	(1,246,797)	90,734
Societe Generale Paris	670,343	(39,625)	(630,718)	—
UBS AG Stamford	1,999,180	(1,999,180)	—	—
Westpac Banking Corp.	8,000	—	—	8,000

	$43,438,352	$(24,864,842)	$(18,387,513)	$185,997

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(2,011,067)	$—	$—	$(2,011,067)
Forward foreign currency transactions	—	—	75,076,661	75,076,661
Futures contracts	1,886,607	—	—	1,886,607
Swap contracts	(3,933,241)	(625,185)	—	(4,558,426)
Written options	5,262,200	661,379	1,449,950	7,373,529

	$1,204,499	$36,194	$76,526,611	$77,767,304

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Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(418,779)	$—	$—	$(418,779)
Forward foreign currency transactions	—	—	21,067,304	21,067,304
Futures contracts	3,104,884	—	—	3,104,884
Swap contracts	(58,465,958)	2,035,463	—	(56,430,495)
Written options	(1,814,594)	108,333	(273,352)	(1,979,613)

	$(57,594,447)	$2,143,796	$20,793,952	$(34,656,699)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$56,663,785
Forward foreign currency transactions	2,128,160,762
Futures contracts long	266,754,167
Futures contracts short	(150,179,900)
Swap contracts	1,255,728,132
Written options	608,737,321

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	245,000,000	—	$792,822
Options written	568,748,000	445	4,353,370
Options bought back	—	—	—
Options exercised	(150,324,000)	(445)	(1,058,281)
Options expired	(357,594,000)	—	(1,673,178)

Options outstanding December 31, 2014	305,830,000	—	$2,414,733

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	957,100,000	205	$4,251,162
Options written	885,158,000	538	6,091,290
Options bought back	(69,600,000)	—	(500,963)
Options exercised	(23,800,000)	—	(157,680)
Options expired	(1,427,158,000)	(205)	(5,387,277)

Options outstanding December 31, 2014	321,700,000	538	$4,296,532

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

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the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,541,283,300	$823,258,164	$1,287,813,247	$391,550,901

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$15,268,001	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	3 Billion

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$56,699,058	278,481,724	$—	$2,702,572	$56,699,058	$281,184,296

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$148,806,676	$—	$(408,594,673)	$(31,605,048)	$(291,393,045)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Portfolio had no pre-enactment capital loss carryforwards, no post-enactment short-term capital losses and post-enactment long-term capital losses of $31,605,048.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-38

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations and the statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-39

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-40

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-41

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-42

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-43

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

PIMCO Inflation Protected Bond Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-, three-, and five- year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser was in the final stages of negotiating reductions to the Portfolio’s sub-advisory fee schedule, and that the Adviser intended to waive a corresponding portion of its advisory fees in order for contractholders to benefit from the lower sub-advisory fees and that those changes would be presented to the Board in February 2015 to be effective later in 2015.

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 4.49%, 4.19%, and 4.34%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.97%.

MARKET ENVIRONMENT / CONDITIONS

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (the “Fed”) continued tapering its asset purchases and remained on track to conclude its purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank (the “ECB”) announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500 Index hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 5.97%, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged nearly 40% as still weak global growth brought concerns about oil demand and the Organization of Petroleum Exporting Countries (OPEC)’s decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Tactical duration and curve positioning, including an underweight to longer-dated maturities implemented through the use of cash bonds and pay-fixed interest rate swaps, was negative for the Portfolio’s performance as the U.S. yield curve flattened in 2014. Tactical exposure to select developed European countries such as Italy and Spain, however, added to returns as yields fell over the period in these regions. An underweight to Investment Grade Corporate securities during the year was positive for returns, as spreads widened and the sector underperformed like-duration Treasuries. An allocation to non-Agency Mortgage-Backed Securities (“MBS”) was positive for performance as the sector continued to benefit from the ongoing housing recovery.

Exposure to high yield financial bonds added slightly to performance despite unfavorable market behavior; as yield capture and security selection outweighed the impact of general spread widening. Exposure to emerging local interest rates in Mexico contributed to Portfolio performance as rates rallied throughout the year. Additionally, exposure to Treasury Inflation-Protected Securities (“TIPS”) was negative for returns relative to nominal Treasuries as breakeven inflation levels (the difference between nominal and real yields) narrowed over the year. An allocation to emerging market external debt detracted from returns, as spreads generally widened throughout the period. Finally, modest exposure to Build America Bonds was positive for Portfolio performance, as this sector outperformed like-duration Treasuries over the year.

At period end, the Portfolio was positioned slightly below benchmark-level duration, concentrating exposure on the front-end of the yield curve while maintaining an underweight position to longer maturity securities. The Portfolio maintained TIPS exposure on the 10 – 20 year segment of the real yield curve as current break-even levels underprice the potential for secular inflation.

With regard to credit, the Portfolio maintained an overall underweight to Corporate Spread, favoring other spread sectors, but will seek to participate in select compelling corporate opportunities identified through bottom-up credit analysis. Within Agency MBS,

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

the Portfolio is focused on security selection to capitalize on relative value opportunities within the coupon stack. At year end, the Portfolio continued to hold non-Agency MBS positions as a source of additional yield. Non-U.S. exposures in the Portfolio were focused on Canada, Mexico, Italy, and Spain. Within Emerging Markets, the Portfolio is focused on Mexico and Brazil, which are high quality credits that offer high real interest rates. At period end, we retained the Portfolio’s exposure to high quality Municipal Bonds that offer attractive yields. We continued to maintain an overall neutral currency stance as long as central bank actions continue to drive high levels of volatility.

Scott Mather

Mark Kiesel

Mihir Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	4.49	4.76	5.70
Class B	4.19	4.50	5.44
Class E	4.34	4.60	5.54
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	45.5
Corporate Bonds & Notes	24.8
Foreign Government	15.7
Asset-Backed Securities	6.6
Mortgage-Backed Securities	4.7
Municipals	3.9
Floating Rate Loans	0.6
Convertible Preferred Stocks	0.6
Convertible Bonds	0.5
Preferred Stocks	0.4

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.52%	$1,000.00	$1,012.60	$2.64
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B	Actual	0.77%	$1,000.00	$1,011.10	$3.90
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class E	Actual	0.67%	$1,000.00	$1,011.80	$3.40
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—45.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—20.3%
Fannie Mae 10 Yr. Pool 2.310%, 08/01/22	8,200,000	$8,139,559
3.000%, 12/01/20	247,405	258,117
3.000%, 02/01/21	725,008	756,536
3.000%, 08/01/21	519,664	542,308
3.000%, 11/01/21	134,087	139,944
3.000%, 03/01/22	579,979	605,325
3.000%, 05/01/22	1,903,508	1,986,729
3.240%, 07/01/22	22,722,234	23,891,099
3.330%, 11/01/21	1,514,946	1,593,126
3.500%, 07/01/20	238,624	252,375
3.500%, 01/01/21	1,187,182	1,255,871
3.500%, 06/01/21	451,067	477,082
3.500%, 07/01/21	348,734	368,913
3.500%, 09/01/21	411,889	435,756
3.500%, 09/01/23	366,574	388,147
4.000%, 05/01/19	22,938	24,292
4.500%, 03/01/18	85,558	89,912
4.500%, 07/01/18	79,574	83,595
4.500%, 11/01/18	28,023	29,451
4.500%, 12/01/18	21,900	23,014
4.500%, 05/01/19	748,329	786,737
5.500%, 11/01/17	89,747	94,826
5.500%, 09/01/18	188,218	199,030
5.500%, 10/01/18	84,140	88,998
Fannie Mae 15 Yr. Pool 2.870%, 09/01/27	7,300,000	7,254,214
3.000%, 12/01/27	3,643,204	3,793,337
3.000%, 01/01/28	248,480	258,572
3.000%, 08/01/28	612,172	637,320
3.000%, 09/01/28	877,687	916,123
3.000%, 01/01/29	992,558	1,032,872
3.000%, 03/01/29	4,975,787	5,177,882
3.000%, 04/01/29	1,422,145	1,479,906
3.000%, 05/01/29	44,222	46,019
3.000%, 06/01/29	609,559	634,316
3.000%, 08/01/29	1,004,164	1,044,949
3.000%, 09/01/29	915,422	952,603
3.000%, 10/01/29	988,561	1,028,713
3.000%, 11/01/29	93,569	97,369
3.000%, TBA (a)	66,000,000	68,477,581
3.500%, 10/01/25	517,300	547,867
3.500%, 10/01/26	386,994	410,395
3.500%, 12/01/26	517,947	548,147
3.500%, 08/01/27	489,339	517,899
3.500%, 07/01/29	245,781	260,933
3.500%, TBA (a)	66,000,000	69,722,809
4.000%, 07/01/18	6,228	6,595
4.000%, 08/01/18	2,594	2,748
4.000%, 09/01/18	1,382	1,464
4.000%, 05/01/19	1,346,324	1,426,362
4.000%, 07/01/19	631,598	669,164
4.000%, 08/01/20	386,801	410,004
4.000%, 03/01/22	74,658	79,133
4.000%, 04/01/24	81,956	87,307
4.000%, 05/01/24	3,249,047	3,461,445

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.000%, 06/01/24	3,627,752	3,864,886
4.000%, 07/01/24	35,138	37,442
4.000%, 02/01/25	1,160,628	1,236,625
4.000%, 06/01/25	402,967	430,509
4.000%, 07/01/25	10,916	11,622
4.000%, 08/01/25	1,129,198	1,206,555
4.000%, 09/01/25	66,418	70,969
4.000%, 12/01/25	401,666	427,783
4.000%, 02/01/26	288,289	308,723
4.000%, 03/01/26	59,562	63,782
4.000%, 06/01/26	51,538	54,767
4.500%, 12/01/17	1,179	1,238
4.500%, 03/01/18	274,756	288,620
4.500%, 04/01/18	423,237	444,568
4.500%, 06/01/18	1,258,118	1,321,722
4.500%, 07/01/18	638,248	670,633
4.500%, 08/01/18	6,759	7,115
4.500%, 10/01/18	24,737	25,991
4.500%, 11/01/18	1,567,278	1,647,249
4.500%, 12/01/18	410,526	431,531
4.500%, 02/01/19	256,992	270,487
4.500%, 05/01/19	477,211	502,753
4.500%, 06/01/19	247,534	260,775
4.500%, 11/01/19	254,603	268,192
4.500%, 12/01/19	323,929	341,172
4.500%, 08/01/20	447,270	472,905
4.500%, 09/01/20	677,705	714,280
4.500%, 10/01/20	26,341	27,881
4.500%, 12/01/20	491,883	519,493
4.500%, 01/01/22	28,791	30,269
4.500%, 02/01/23	363,400	390,466
4.500%, 03/01/23	738,138	787,180
4.500%, 05/01/23	72,057	77,447
4.500%, 06/01/23	4,525	4,867
4.500%, 01/01/24	12,292	12,912
4.500%, 04/01/24	112,801	121,313
4.500%, 05/01/24	367,686	397,309
4.500%, 08/01/24	77,817	83,692
4.500%, 10/01/24	521,513	563,510
4.500%, 11/01/24	121,038	130,532
4.500%, 02/01/25	948,676	1,018,814
4.500%, 03/01/25	654,780	707,584
4.500%, 04/01/25	469,354	507,240
4.500%, 05/01/25	1,148,746	1,232,868
4.500%, 06/01/25	124,556	134,108
4.500%, 07/01/25	4,777,088	5,163,110
4.500%, 08/01/25	179,601	194,128
4.500%, 09/01/25	340,234	367,626
4.500%, 11/01/25	238,932	258,403
4.500%, 04/01/26	18,051	19,484
4.500%, 01/01/27	250,002	263,836
5.500%, 12/01/17	3,749	3,960
5.500%, 01/01/18	108,999	115,132
5.500%, 02/01/18	837,611	884,721
5.500%, 11/01/18	3,070	3,244

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 09/01/19	102,731	$108,520
5.500%, 09/01/20	19,478	21,295
5.500%, 12/01/20	3,039	3,214
5.500%, 03/01/22	221,993	242,672
5.500%, 04/01/22	165,597	176,029
5.500%, 07/01/22	169,941	184,524
5.500%, 09/01/22	86,002	93,911
5.500%, 10/01/22	682,082	749,414
5.500%, 11/01/22	178,265	195,068
5.500%, 12/01/22	196,110	214,150
5.500%, 02/01/23	197,144	211,797
5.500%, 03/01/23	31,878	35,039
5.500%, 07/01/23	14,206	15,487
5.500%, 08/01/23	79,284	85,053
5.500%, 10/01/23	112,634	121,398
5.500%, 11/01/23	36,702	38,813
5.500%, 12/01/23	66,765	73,399
5.500%, 01/01/24	19,566	21,513
5.500%, 03/01/24	120,580	132,514
5.500%, 09/01/24	97,267	103,546
5.500%, 01/01/25	1,597,351	1,753,806
5.500%, 05/01/25	423,057	454,506
6.000%, 03/01/17	5,321	5,361
6.000%, 04/01/17	5,476	5,667
6.000%, 06/01/17	4,254	4,417
6.000%, 07/01/17	14,442	14,957
6.500%, 04/01/16	6,512	6,638
6.500%, 06/01/16	3,355	3,433
6.500%, 07/01/16	12,015	12,374
6.500%, 08/01/16	719	738
6.500%, 09/01/16	4,931	5,095
6.500%, 10/01/16	10,184	10,540
6.500%, 02/01/17	6,582	6,813
6.500%, 07/01/17	16,158	16,201
6.500%, 10/01/17	4,907	5,155
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	103,783	111,758
4.000%, 05/01/29	340,918	367,119
4.000%, 03/01/30	213,591	230,064
4.000%, 05/01/30	314,223	338,856
4.000%, 08/01/30	285,104	306,998
4.000%, 09/01/30	168,679	181,633
4.000%, 10/01/30	7,613	8,200
4.000%, 11/01/30	793,559	855,063
4.000%, 12/01/30	109,409	117,868
4.000%, 06/01/31	15,659	16,742
4.000%, 09/01/31	421,754	454,688
4.000%, 11/01/31	75,442	81,341
4.500%, 01/01/25	19,184	20,819
4.500%, 04/01/31	84,868	92,656
5.000%, 05/01/23	226,801	250,395
5.000%, 05/01/24	271,750	300,020
5.000%, 01/01/25	194,907	215,184
5.000%, 09/01/25	59,073	65,229
5.000%, 11/01/25	71,484	78,930

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.000%, 12/01/25	470,131	519,040
5.000%, 01/01/26	133,581	147,477
5.000%, 03/01/26	103,324	114,086
5.000%, 02/01/27	9,833	10,856
5.000%, 05/01/27	280,341	309,505
5.000%, 07/01/27	12,882	14,222
5.000%, 08/01/27	7,335	8,116
5.000%, 03/01/28	28,804	31,800
5.000%, 04/01/28	887,362	979,677
5.000%, 05/01/28	1,058,116	1,168,194
5.000%, 06/01/28	3,232,893	3,569,984
5.000%, 01/01/29	118,568	130,942
5.000%, 05/01/29	543,125	605,007
5.000%, 07/01/29	160,338	177,018
5.000%, 12/01/29	46,139	51,116
5.500%, 02/01/19	17,630	19,700
5.500%, 06/01/23	334,562	373,890
5.500%, 07/01/24	15,363	17,170
5.500%, 01/01/25	15,943	17,821
5.500%, 02/01/25	4,519	5,050
5.500%, 03/01/25	1,071,030	1,211,213
5.500%, 08/01/25	99,450	112,252
5.500%, 10/01/25	7,168	8,009
5.500%, 11/01/25	17,541	19,604
5.500%, 03/01/26	128,008	143,195
5.500%, 05/01/26	3,643	4,071
5.500%, 06/01/26	685,002	765,442
5.500%, 11/01/26	64,131	71,662
5.500%, 01/01/27	92,172	103,012
5.500%, 06/01/27	19,242	21,636
5.500%, 07/01/27	353,933	395,495
5.500%, 08/01/27	160,264	179,148
5.500%, 10/01/27	232,716	260,356
5.500%, 11/01/27	63,546	71,008
5.500%, 12/01/27	467,801	523,046
5.500%, 01/01/28	165,486	185,041
5.500%, 03/01/28	87,174	97,639
5.500%, 04/01/28	258,874	289,968
5.500%, 05/01/28	99,289	111,099
5.500%, 06/01/28	29,571	33,130
5.500%, 07/01/28	15,136	16,960
5.500%, 09/01/28	213,931	239,462
5.500%, 10/01/28	36,784	41,127
5.500%, 12/01/28	13,422	14,998
5.500%, 01/01/29	199,068	222,674
5.500%, 07/01/29	197,876	221,855
5.500%, 10/01/29	389,526	436,680
5.500%, 04/01/30	417,488	470,477
6.000%, 08/01/18	5,716	6,471
6.000%, 12/01/18	144,542	163,650
6.000%, 02/01/19	9,704	10,986
6.000%, 06/01/22	940,028	1,064,290
6.000%, 09/01/22	221,433	250,770
6.000%, 10/01/22	144,314	163,391
6.000%, 01/01/23	239,327	271,015

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 6.000%, 06/01/26	18,675	$21,167
6.000%, 08/01/26	25,270	28,627
6.000%, 12/01/26	22,070	25,019
6.000%, 07/01/27	73,283	83,070
6.000%, 11/01/27	15,892	18,024
6.000%, 09/01/28	152,636	173,585
6.000%, 10/01/28	72,609	82,519
Fannie Mae 30 Yr. Pool 4.000%, 05/01/34	270,288	289,519
4.000%, 05/01/35	236,769	253,472
4.000%, 01/01/41	925,730	997,538
4.000%, 03/01/41	529,349	570,048
4.000%, 05/01/41	588,374	633,982
4.000%, 05/01/42	255,500	274,403
4.000%, 12/01/43	997,964	1,070,204
4.000%, TBA (a)	217,000,000	231,594,096
4.500%, 04/01/39	1,575,193	1,728,234
4.500%, 05/01/39	155,902	170,264
4.500%, 06/01/39	64,705	70,591
4.500%, 08/01/39	54,445	59,167
4.500%, 12/01/39	15,573	17,174
4.500%, 05/01/40	72,311	78,935
4.500%, 09/01/40	64,441	70,565
4.500%, 10/01/40	1,147,301	1,245,056
4.500%, 12/01/40	109,028	118,546
4.500%, 02/01/41	569,346	620,449
4.500%, 04/01/41	221,035	240,160
4.500%, 05/01/41	32,528	35,581
4.500%, 06/01/41	2,436,503	2,663,842
4.500%, 07/01/41	20,446	22,402
4.500%, 09/01/41	1,640,291	1,788,187
4.500%, 10/01/41	6,434,102	6,990,439
4.500%, 03/01/42	85,226	93,146
4.500%, 06/01/42	121,183	132,128
4.500%, 07/01/42	2,057,706	2,237,487
4.500%, 11/01/43	28,413	31,349
4.500%, TBA (a)	324,000,000	351,528,767
5.000%, 03/01/32	3,950	4,363
5.000%, 09/01/32	2,590	2,861
5.000%, 10/01/32	1,152	1,272
5.000%, 04/01/33	91,869	101,426
5.000%, 07/01/33	214,769	238,942
5.000%, 08/01/33	4,888	5,445
5.000%, 09/01/33	3,654	4,095
5.000%, 10/01/33	38,319	42,713
5.000%, 11/01/33	1,034	1,151
5.000%, 01/01/34	205,266	228,349
5.000%, 04/01/34	258,813	288,456
5.000%, 06/01/34	4,924	5,513
5.000%, 12/01/34	43,081	47,681
5.000%, 01/01/35	160,342	178,714
5.000%, 04/01/35	120	134
5.000%, 07/01/35	169,681	187,334
5.000%, 09/01/35	67,473	74,808
5.000%, 10/01/35	49,651	53,585

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 08/01/36	26,972	29,075
5.000%, 12/01/36	7,489	8,073
5.000%, 01/01/38	326,181	361,545
5.000%, 01/01/39	14,803	16,362
5.000%, 04/01/39	56,394	62,699
5.000%, 10/01/39	17,146	19,080
5.000%, 11/01/39	45,170	50,491
5.000%, 06/01/40	55,466	61,590
5.000%, 11/01/42	234,931	261,011
5.000%, TBA (a)	145,000,000	160,099,509
5.500%, 12/01/28	34,578	38,726
5.500%, 06/01/33	109,609	123,553
5.500%, 07/01/33	17,750	19,991
5.500%, 09/01/33	325,218	366,376
5.500%, 11/01/33	251,310	280,830
5.500%, 12/01/33	2,647	2,980
5.500%, 04/01/34	24,991	27,969
5.500%, 07/01/34	51,646	58,275
5.500%, 08/01/34	379,870	426,790
5.500%, 09/01/34	31,156	34,949
5.500%, 11/01/34	724,115	814,408
5.500%, 12/01/34	1,775,713	1,994,978
5.500%, 01/01/35	612,396	688,305
5.500%, 02/01/35	864,860	971,923
5.500%, 03/01/35	952,959	1,069,499
5.500%, 04/01/35	214,453	239,636
5.500%, 05/01/35	326,793	367,007
5.500%, 06/01/35	518,347	581,679
5.500%, 08/01/35	348,125	392,692
5.500%, 09/01/35	5,318,933	5,957,950
5.500%, 10/01/35	1,075,059	1,205,155
5.500%, 11/01/35	2,672,306	3,002,949
5.500%, 12/01/35	2,375,682	2,662,435
5.500%, 01/01/36	2,681,177	2,998,921
5.500%, 02/01/36	4,199	4,712
5.500%, 03/01/36	585,991	656,786
5.500%, 04/01/36	10,180	11,398
5.500%, 05/01/36	2,989,548	3,349,412
5.500%, 06/01/36	1,999,088	2,235,244
5.500%, 07/01/36	2,318,785	2,605,968
5.500%, 09/01/36	359,635	404,066
5.500%, 10/01/36	15,442	17,278
5.500%, 11/01/36	298,408	334,433
5.500%, 12/01/36	835,300	935,291
5.500%, 01/01/37	138,262	154,607
5.500%, 02/01/37	283,229	316,700
5.500%, 03/01/37	58,184	65,016
5.500%, 04/01/37	4,880,223	5,455,139
5.500%, 05/01/37	710,223	794,264
5.500%, 06/01/37	1,830	2,044
5.500%, 07/01/37	14,841	16,583
5.500%, 08/01/37	3,553,748	3,981,852
5.500%, 01/01/38	14,509	16,222
5.500%, 02/01/38	1,717,684	1,919,825
5.500%, 03/01/38	2,869,678	3,244,813

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 05/01/38	6,694,749	$7,486,162
5.500%, 06/01/38	31,099,046	34,752,035
5.500%, 09/01/38	23,646	26,423
5.500%, 10/01/38	1,793,555	2,007,259
5.500%, 11/01/38	2,705,004	3,023,560
5.500%, 12/01/38	8,796,054	9,859,076
5.500%, 01/01/39	149,184	168,332
5.500%, 07/01/39	22,778	25,472
5.500%, 08/01/39	337,238	376,952
5.500%, 09/01/39	22,296	24,939
5.500%, 11/01/39	5,681,555	6,348,739
5.500%, 12/01/39	8,219	9,194
5.500%, 02/01/40	946,299	1,057,695
5.500%, 03/01/40	2,234,194	2,497,853
5.500%, 06/01/40	199,205	222,848
5.500%, 09/01/40	839,942	938,576
5.500%, 12/01/40	300,297	337,170
5.500%, 07/01/41	10,435,599	11,661,078
5.500%, TBA (a)	8,000,000	8,948,750
6.000%, 12/01/28	75,863	86,399
6.000%, 01/01/29	37,958	43,543
6.000%, 02/01/29	183,967	210,968
6.000%, 04/01/29	5,786	6,635
6.000%, 06/01/29	7,365	8,446
6.000%, 11/01/32	54,691	62,018
6.000%, 01/01/33	24,940	28,498
6.000%, 02/01/33	34,398	39,260
6.000%, 03/01/33	33,149	37,941
6.000%, 04/01/33	22,661	26,010
6.000%, 05/01/33	34,458	39,508
6.000%, 07/01/33	35,433	40,680
6.000%, 08/01/33	80,253	90,917
6.000%, 01/01/34	107,636	122,881
6.000%, 09/01/34	83,558	95,002
6.000%, 11/01/34	16,244	18,546
6.000%, 04/01/35	1,495,206	1,709,211
6.000%, 05/01/35	65,388	74,688
6.000%, 06/01/35	8,231	9,327
6.000%, 07/01/35	114,987	130,833
6.000%, 09/01/35	21,657	24,675
6.000%, 11/01/35	703,175	799,256
6.000%, 12/01/35	271,224	308,428
6.000%, 01/01/36	217,573	247,670
6.000%, 02/01/36	512,894	581,714
6.000%, 03/01/36	169,602	192,148
6.000%, 04/01/36	54,131	61,575
6.000%, 05/01/36	1,223,571	1,388,504
6.000%, 06/01/36	143,469	162,853
6.000%, 07/01/36	1,584,925	1,799,469
6.000%, 08/01/36	4,679,305	5,317,751
6.000%, 09/01/36	1,571,820	1,786,969
6.000%, 10/01/36	753,180	854,120
6.000%, 11/01/36	416,742	473,202
6.000%, 12/01/36	3,989,650	4,533,313
6.000%, 01/01/37	3,909,458	4,447,795

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 02/01/37	2,357,594	2,677,478
6.000%, 03/01/37	539,460	612,697
6.000%, 04/01/37	1,315,698	1,494,308
6.000%, 05/01/37	3,709,982	4,215,399
6.000%, 06/01/37	433,359	491,556
6.000%, 07/01/37	463,167	525,948
6.000%, 08/01/37	804,460	913,293
6.000%, 09/01/37	1,322,408	1,501,609
6.000%, 10/01/37	304,624	345,505
6.000%, 11/01/37	150,858	171,990
6.000%, 12/01/37	483,703	549,211
6.000%, 01/01/38	460,204	522,788
6.000%, 02/01/38	1,146,103	1,299,457
6.000%, 03/01/38	23,187	26,648
6.000%, 04/01/38	49,922	56,643
6.000%, 05/01/38	262,412	297,554
6.000%, 06/01/38	19,046	21,566
6.000%, 07/01/38	1,908,159	2,165,675
6.000%, 08/01/38	36,911	41,892
6.000%, 09/01/38	1,770,199	2,019,031
6.000%, 10/01/38	4,224,736	4,795,876
6.000%, 11/01/38	4,139,167	4,698,650
6.000%, 12/01/38	643,688	730,275
6.000%, 01/01/39	1,305,443	1,484,150
6.000%, 04/01/39	2,170,903	2,463,195
6.000%, 06/01/39	159,693	181,783
6.000%, 07/01/39	247,323	280,016
6.000%, 08/01/39	1,263,556	1,430,678
6.000%, 09/01/39	563,632	638,994
6.000%, 02/01/40	3,984	4,521
6.000%, 04/01/40	354,279	402,194
6.000%, 05/01/40	9,421	10,677
6.000%, 06/01/40	511,977	580,863
6.000%, 09/01/40	18,063	20,494
6.000%, 10/01/40	15,167,367	17,203,531
6.000%, 04/01/41	1,399,566	1,589,316
6.000%, 05/01/41	74,439,190	84,465,681
6.000%, TBA (a)	29,000,000	32,886,679
7.500%, 09/01/30	238	243
8.000%, 10/01/25	1,785	2,088
Fannie Mae ARM Pool 1.313%, 08/01/41 (b)	453,989	474,190
1.315%, 07/01/42 (b)	409,630	422,860
1.315%, 08/01/42 (b)	411,929	423,877
1.315%, 10/01/44 (b)	621,844	637,425
1.363%, 09/01/41 (b)	1,339,203	1,400,134
1.749%, 09/01/35 (b)	2,485,259	2,639,763
1.790%, 06/01/33 (b)	57,192	61,083
1.898%, 01/01/35 (b)	403,984	424,891
1.952%, 12/01/34 (b)	2,290,927	2,455,759
1.956%, 11/01/35 (b)	320,779	338,488
1.982%, 12/01/34 (b)	947,861	998,125
1.984%, 03/01/35 (b)	73,436	77,953
1.998%, 08/01/36 (b)	820,544	875,653
2.002%, 11/01/34 (b)	6,344	6,724

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.095%, 02/01/31 (b)	239,145	$246,330
2.117%, 10/01/34 (b)	31,321	33,679
2.122%, 10/01/28 (b)	181,881	189,105
2.160%, 05/01/34 (b)	1,124,162	1,204,350
2.203%, 12/01/34 (b)	83,758	88,731
2.204%, 01/01/35 (b)	118,067	126,589
2.207%, 05/01/35 (b)	96,936	104,386
2.220%, 11/01/35 (b)	551,626	587,271
2.224%, 03/01/33 (b)	5,276	5,656
2.224%, 01/01/35 (b)	93,809	100,522
2.224%, 10/01/35 (b)	663,953	711,966
2.247%, 01/01/35 (b)	98,107	104,451
2.250%, 08/01/35 (b)	931,624	996,506
2.252%, 01/01/35 (b)	33,369	35,793
2.254%, 02/01/35 (b)	60,210	64,633
2.261%, 07/01/32 (b)	37,818	39,286
2.295%, 11/01/34 (b)	172,374	184,039
2.308%, 11/01/35 (b)	863,024	925,734
2.320%, 02/01/35 (b)	224,803	238,295
2.340%, 09/01/31 (b)	55,492	59,303
2.345%, 07/01/33 (b)	44,578	47,592
2.348%, 08/01/35 (b)	1,641,662	1,755,880
2.377%, 09/01/32 (b)	256,178	275,044
2.385%, 11/01/32 (b)	82,581	85,986
2.423%, 04/01/34 (b)	14,161	15,259
2.435%, 09/01/34 (b)	1,195,143	1,282,807
2.435%, 04/01/35 (b)	185,159	198,058
2.438%, 05/01/35 (b)	641,925	689,790
2.485%, 11/01/34 (b)	3,760,839	4,022,811
4.371%, 12/01/36 (b)	403,500	430,897
4.478%, 09/01/34 (b)	87,073	93,246
5.340%, 01/01/36 (b)	241,815	258,013
Fannie Mae Pool 2.475%, 04/01/19	15,022,220	15,373,713
5.500%, 04/01/36	6,772	7,571
Fannie Mae REMICS (CMO) 0.562%, 09/18/31 (b)	449,158	453,389
1.070%, 04/25/32 (b)	149,635	153,405
2.192%, 05/25/35 (b)	1,945,819	2,003,579
Freddie Mac 15 Yr. Gold Pool 5.500%, 04/01/16	933	987
5.500%, 09/01/19	312,458	332,874
6.000%, 03/01/15	28	28
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	212,523	228,629
4.000%, 09/01/30	896,503	964,550
4.000%, 10/01/30	50,127	53,932
5.500%, 04/01/21	28,083	31,324
5.500%, 12/01/22	1,260	1,406
5.500%, 03/01/23	272,723	304,171
5.500%, 06/01/26	5,293	5,909
5.500%, 08/01/26	2,153	2,401
5.500%, 06/01/27	62,114	69,290
5.500%, 12/01/27	123,085	137,444
5.500%, 01/01/28	74,326	83,090

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 5.500%, 02/01/28	18,304	20,462
5.500%, 05/01/28	162,574	181,883
5.500%, 06/01/28	260,942	292,323
6.000%, 03/01/21	58,827	66,453
6.000%, 01/01/22	260,327	294,134
6.000%, 10/01/22	855,972	968,104
6.000%, 12/01/22	50,787	57,435
6.000%, 04/01/23	50,000	56,500
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/40	400,774	427,722
4.000%, TBA (a)	34,000,000	36,180,332
4.500%, 04/01/34	39,706	43,211
4.500%, 06/01/35	161,169	175,689
4.500%, 10/01/41	287,235	313,158
4.500%, TBA (a)	30,000,000	32,516,016
5.500%, 03/01/32	45,997	51,558
5.500%, 01/01/33	3,213	3,617
5.500%, 05/01/33	5,033	5,662
5.500%, 08/01/33	3,584	4,034
5.500%, 10/01/33	7,639	8,605
5.500%, 12/01/33	2,971	3,345
5.500%, 01/01/34	4,153	4,673
5.500%, 05/01/34	79,054	88,689
5.500%, 09/01/34	40,711	45,846
5.500%, 01/01/35	73,443	82,963
5.500%, 07/01/35	3,601	4,060
5.500%, 10/01/35	119,477	133,930
5.500%, 11/01/35	195,648	218,563
5.500%, 12/01/35	75,871	85,524
5.500%, 01/01/36	114,584	128,017
5.500%, 02/01/36	137,258	153,258
5.500%, 04/01/36	46,098	51,644
5.500%, 06/01/36	3,631,765	4,097,813
5.500%, 07/01/36	91,199	102,056
5.500%, 08/01/36	130,513	146,147
5.500%, 10/01/36	37,532	42,060
5.500%, 12/01/36	745,173	833,986
5.500%, 02/01/37	71,647	79,998
5.500%, 03/01/37	30,026	33,653
5.500%, 04/01/37	75,855	84,697
5.500%, 06/01/37	95,814	107,482
5.500%, 07/01/37	634,960	710,740
5.500%, 08/01/37	190,517	213,989
5.500%, 09/01/37	103,837	115,999
5.500%, 10/01/37	24,748	27,679
5.500%, 11/01/37	680,199	761,208
5.500%, 12/01/37	34,829	38,851
5.500%, 01/01/38	213,263	238,613
5.500%, 02/01/38	545,981	610,456
5.500%, 03/01/38	220,188	246,051
5.500%, 04/01/38	468,951	525,205
5.500%, 05/01/38	976,273	1,093,292
5.500%, 06/01/38	741,481	829,639
5.500%, 07/01/38	1,104,015	1,235,081
5.500%, 08/01/38	2,948,012	3,298,579

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 09/01/38	757,365	$846,817
5.500%, 10/01/38	21,541,905	24,104,825
5.500%, 11/01/38	8,441,892	9,420,984
5.500%, 12/01/38	12,691	14,157
5.500%, 01/01/39	1,662,704	1,860,306
5.500%, 02/01/39	309,299	345,521
5.500%, 03/01/39	214,639	240,174
5.500%, 06/01/39	7,734,786	8,655,692
5.500%, 09/01/39	140,358	157,033
5.500%, 02/01/40	227,363	254,195
5.500%, 03/01/40	26,617	29,766
5.500%, 05/01/40	6,840	7,653
5.500%, 08/01/40	216,127	241,729
5.500%, 02/01/41	86,199	96,248
Freddie Mac ARM Non-Gold Pool 1.845%, 09/01/35 (b)	440,514	460,700
2.232%, 10/01/34 (b)	82,138	87,325
2.233%, 02/01/35 (b)	106,481	113,106
2.246%, 02/01/35 (b)	72,958	77,446
2.248%, 02/01/35 (b)	75,744	80,363
2.302%, 01/01/35 (b)	87,123	92,770
2.303%, 02/01/35 (b)	85,565	91,757
2.341%, 09/01/35 (b)	771,251	820,277
2.375%, 11/01/31 (b)	33,180	35,305
2.375%, 11/01/34 (b)	138,345	147,534
2.375%, 01/01/35 (b)	357,603	380,598
2.375%, 02/01/35 (b)	150,656	161,043
2.375%, 06/01/35 (b)	1,840,902	1,969,236
2.375%, 08/01/35 (b)	903,450	964,280
2.400%, 11/01/34 (b)	44,189	47,601
2.407%, 11/01/34 (b)	77,121	82,690
2.461%, 08/01/32 (b)	181,768	188,852
2.488%, 11/01/34 (b)	52,056	55,824
2.524%, 02/01/35 (b)	98,113	104,983
2.577%, 01/01/29 (b)	532,539	564,771
5.400%, 03/01/35 (b)	138,327	142,765
Freddie Mac REMICS (CMO) 0.411%, 07/15/34 (b)	149,939	150,644
1.875%, 11/15/23 (b)	527,124	548,923
3.500%, 07/15/32	35,817	36,695
3.500%, 01/15/42	22,146,224	22,239,327
6.500%, 01/15/24	34,625	38,277
Freddie Mac Structured Pass-Through Securities (CMO) 1.315%, 10/25/44 (b)	1,428,659	1,441,804
1.315%, 02/25/45 (b)	127,937	131,104
1.515%, 07/25/44 (b)	7,225,636	7,267,046
Ginnie Mae I 30 Yr. Pool 5.000%, 10/15/33	10,148	11,184
5.000%, 12/15/33	59,963	66,689
5.000%, 05/15/34	8,682	9,632
5.000%, 07/15/34	8,401	9,290
5.000%, 11/15/35	6,962	7,711
5.000%, 03/15/36	5,031	5,568
5.000%, 03/15/38	413,328	455,377

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 05/15/38	33,991	37,449
5.000%, 06/15/38	937,870	1,034,691
5.000%, 10/15/38	1,538,388	1,694,893
5.000%, 11/15/38	4,628,684	5,099,593
5.000%, 01/15/39	898,222	991,317
5.000%, 02/15/39	236,318	261,536
5.000%, 03/15/39	3,512,986	3,877,554
5.000%, 04/15/39	8,872,544	9,802,235
5.000%, 05/15/39	6,542,975	7,262,756
5.000%, 06/15/39	3,355,910	3,714,447
5.000%, 07/15/39	4,551,857	5,032,954
5.000%, 08/15/39	690,888	764,000
5.000%, 09/15/39	807,724	890,940
5.000%, 10/15/39	1,668,757	1,845,351
5.000%, 05/15/40	80,288	89,182
5.000%, 07/15/40	1,414,438	1,563,393
5.000%, 09/15/40	855,493	947,832
5.000%, 12/15/40	64,364	71,398
5.000%, 07/15/41	46,805	51,969
7.000%, 10/15/23	7,833	8,493
7.500%, 01/15/26	10,641	12,052
Ginnie Mae II ARM Pool 1.625%, 01/20/23 (b)	22,215	22,934
1.625%, 01/20/26 (b)	14,273	14,307
1.625%, 02/20/26 (b)	13,290	13,712
1.625%, 05/20/26 (b)	22,700	24,073
1.625%, 01/20/27 (b)	6,180	6,388
1.625%, 02/20/27 (b)	10,571	10,935
1.625%, 06/20/27 (b)	7,696	7,934
1.625%, 08/20/27 (b)	85,344	87,329
1.625%, 09/20/27 (b)	76,272	76,556
1.625%, 11/20/27 (b)	22,764	23,540
1.625%, 02/20/28 (b)	16,601	17,192
1.625%, 03/20/28 (b)	17,118	17,779
1.625%, 05/20/28 (b)	7,851	8,146
1.625%, 10/20/28 (b)	13,558	14,118
1.625%, 04/20/29 (b)	6,609	6,771
1.625%, 05/20/29 (b)	11,168	11,585
1.625%, 07/20/29 (b)	12,119	12,589
1.625%, 08/20/29 (b)	11,850	12,310
1.625%, 09/20/29 (b)	15,446	16,116
1.625%, 10/20/29 (b)	9,481	9,836
1.625%, 01/20/30 (b)	44,619	46,292
1.625%, 06/20/30 (b)	13,737	14,208
1.625%, 11/20/30 (b)	63,078	65,397
1.625%, 04/20/31 (b)	15,268	16,192
1.625%, 08/20/31 (b)	4,221	4,400
1.625%, 03/20/32 (b)	805	838
1.625%, 04/20/32 (b)	9,915	10,325
1.625%, 05/20/32 (b)	21,682	22,547
1.625%, 07/20/32 (b)	9,850	10,237
1.625%, 03/20/33 (b)	7,329	7,627
1.625%, 09/20/33 (b)	74,765	77,619
2.000%, 02/20/22 (b)	14,772	15,373
2.000%, 04/20/22 (b)	1,258	1,294

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool 2.000%, 04/20/30 (b)	26,122	$27,347
2.000%, 05/20/30 (b)	36,323	38,077
2.125%, 04/20/29 (b)	15,575	15,649
2.125%, 10/20/31 (b)	6,286	6,375
2.500%, 11/20/26 (b)	15,570	15,726
2.500%, 10/20/30 (b)	3,196	3,280
Government National Mortgage Association (CMO) 0.461%, 01/16/31 (b)	34,510	34,658
0.661%, 02/16/30 (b)	13,452	13,554

		1,643,459,708

Federal Agencies—3.2%
Federal Home Loan Mortgage Corp. 0.875%, 03/07/18	3,300,000	3,260,245
1.000%, 03/08/17 (c) (d)	58,600,000	58,769,823
1.000%, 09/29/17	32,200,000	32,129,289
1.250%, 08/01/19	25,400,000	24,931,014
1.250%, 10/02/19	58,400,000	57,136,867
2.375%, 01/13/22	7,100,000	7,173,087
3.750%, 03/27/19 (e)	9,100,000	9,904,021
Federal National Mortgage Association 0.875%, 08/28/17	7,500,000	7,473,803
0.875%, 12/20/17	300,000	296,992
0.875%, 02/08/18	23,500,000	23,230,784
0.875%, 05/21/18	4,200,000	4,130,162
1.125%, 04/27/17 (c) (d)	8,500,000	8,547,413
1.250%, 01/30/17	2,500,000	2,522,413
1.875%, 09/18/18	4,400,000	4,471,619
5.000%, 05/11/17 (d)	7,100,000	7,768,408
5.375%, 06/12/17	9,700,000	10,723,990

		262,469,930

U.S. Treasury—22.0%
U.S. Treasury Bonds 2.875%, 05/15/43 (f)	40,200,000	41,117,042
3.000%, 11/15/44	113,500,000	119,281,463
3.125%, 02/15/43 (f)	6,000,000	6,442,032
3.125%, 08/15/44 (e)	243,200,000	261,819,878
3.375%, 05/15/44	67,700,000	76,215,374
U.S. Treasury Floating Rate Note 0.093%, 10/31/16 (b) (f)	210,200,000	210,070,307
U.S. Treasury Inflation Indexed Bonds (m) 1.375%, 02/15/44	8,456,455	9,570,990
1.750%, 01/15/28	141,566,656	160,268,885
2.000%, 01/15/26	57,306,123	65,669,264
2.375%, 01/15/25	124,082,420	145,680,454
2.375%, 01/15/27	107,619,844	128,799,107
2.500%, 01/15/29 (e)	64,367,454	79,870,935
3.625%, 04/15/28	734,055	1,008,924
3.875%, 04/15/29	9,388,730	13,437,620
U.S. Treasury Inflation Indexed Notes (m) 0.125%, 01/15/22	13,743,472	13,367,671
0.125%, 07/15/22	32,112,927	31,287,528

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes (m) 0.125%, 01/15/23	65,529,464	63,363,912
0.125%, 07/15/24	255,207,656	245,776,968
0.375%, 07/15/23 (c) (d)	24,692,228	24,412,514
0.625%, 07/15/21 (c) (d)	12,958,665	13,121,659
1.125%, 01/15/21 (c) (d)	15,196,720	15,786,778
1.250%, 07/15/20 (c) (d) (f)	34,623,840	36,338,793
U.S. Treasury Notes 0.625%, 09/30/17 (c) (d) (f)	10,400,000	10,288,689
2.250%, 11/15/24 (e)	5,300,000	5,335,611

		1,778,332,398

Total U.S. Treasury & Government Agencies (Cost $3,667,467,061)		3,684,262,036

Corporate Bonds & Notes—24.8%

Auto Parts & Equipment—0.2%
Schaeffler Holding Finance B.V. 5.750%, 11/15/21 (144A) (EUR) (g)	6,500,000	8,376,572
6.250%, 11/15/19 (144A) (g)	5,300,000	5,459,000

		13,835,572

Banks—12.7%
American Express Bank FSB 6.000%, 09/13/17	31,500,000	35,115,003
American Express Centurion Bank 6.000%, 09/13/17	26,500,000	29,533,773
Banco Popular Espanol S.A. 11.500%, 10/10/18 (EUR) (b)	5,800,000	7,990,324
Banco Santander Brazil S.A. 4.250%, 01/14/16 (144A)	18,200,000	18,454,800
Banco Santander Chile 1.130%, 04/11/17 (144A) (b)	29,900,000	29,766,526
1.831%, 01/19/16 (144A) (b)	6,900,000	6,917,250
Banco Santander S.A. 6.250%, 09/11/21 (EUR) (b)	5,500,000	6,440,643
Bank of America Corp. 2.650%, 04/01/19	8,000,000	8,058,680
4.500%, 04/01/15	39,133,000	39,500,694
5.625%, 10/14/16	30,407,000	32,562,400
6.400%, 08/28/17	3,100,000	3,453,915
6.875%, 04/25/18	21,300,000	24,464,754
Bank of America N.A. 0.652%, 05/08/17 (b)	8,000,000	7,986,752
0.703%, 11/14/16 (b)	41,700,000	41,660,885
Bank of China (Hong Kong), Ltd. 5.550%, 02/11/20 (144A)	2,500,000	2,731,610
Bank of India 4.750%, 09/30/15	3,100,000	3,170,804
Bank of Montreal 1.950%, 01/30/17 (144A)	3,600,000	3,660,797
2.850%, 06/09/15 (144A)	800,000	808,004

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Nova Scotia 1.250%, 04/11/17	71,200,000	$70,968,956
1.650%, 10/29/15 (144A)	4,700,000	4,740,777
1.950%, 01/30/17 (144A)	800,000	812,120
Bankia S.A. 4.000%, 05/22/24 (EUR) (b)	2,100,000	2,482,025
Barclays Bank plc 7.750%, 04/10/23 (b)	3,700,000	4,033,000
10.179%, 06/12/21 (144A)	17,900,000	24,032,343
14.000%, 06/15/19 (GBP) (b)	600,000	1,227,398
Barclays plc 6.500%, 09/15/19 (EUR) (b)	5,200,000	6,160,124
BB&T Corp. 1.101%, 06/15/18 (b)	27,200,000	27,468,382
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	4,017,000
6.500%, 03/10/21 (144A)	7,800,000	8,446,620
BNP Paribas S.A. 0.542%, 11/07/15 (b)	39,500,000	39,439,841
BPCE S.A. 0.802%, 11/18/16 (b)	54,700,000	54,738,181
CIT Group, Inc.
4.750%, 02/15/15 (144A)	2,000,000	2,001,500
5.250%, 03/15/18	2,400,000	2,502,000
Citigroup, Inc. 0.752%, 05/01/17 (b)	65,300,000	65,133,877
1.045%, 04/01/16 (b)	2,700,000	2,709,466
1.194%, 07/25/16 (b)	3,200,000	3,220,269
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 8.375%, 07/26/16 (b)	2,300,000	2,455,186
Credit Agricole S.A. 6.500%, 06/23/21 (EUR) (b)	4,700,000	5,775,388
6.625%, 09/23/19 (144A) (b) (h)	6,500,000	6,300,125
7.875%, 01/23/24 (b)	1,400,000	1,424,548
8.125%, 09/19/33 (b)	3,000,000	3,347,022
8.375%, 10/13/19 (144A) (b)	6,900,000	7,952,250
Export-Import Bank of Korea 4.000%, 01/29/21	2,500,000	2,673,783
5.125%, 06/29/20	2,500,000	2,817,453
JPMorgan Chase & Co. 0.752%, 02/15/17 (b)	55,300,000	55,160,367
0.784%, 04/25/18 (b)	14,400,000	14,366,981
3.150%, 07/05/16	4,900,000	5,036,891
3.450%, 03/01/16	5,849,000	6,003,431
3.700%, 01/20/15	15,500,000	15,525,994
JPMorgan Chase Bank N.A. 0.571%, 06/13/16 (b)	5,300,000	5,277,539
6.000%, 10/01/17	23,600,000	26,193,262
LBG Capital No.2 plc 15.000%, 12/21/19 (EUR)	1,400,000	2,504,683
Lloyds Bank plc 12.000%, 12/16/24 (144A) (b)	5,700,000	8,094,000
Lloyds Banking Group plc 7.625%, 06/27/23 (GBP) (b)	11,400,000	17,705,544
7.875%, 06/27/29 (GBP) (b)	200,000	315,305

Banks—(Continued)
Mizuho Bank, Ltd. 0.705%, 09/25/17 (144A) (b)	1,300,000	1,300,979
Morgan Stanley 1.514%, 04/25/18 (b)	36,700,000	37,284,007
6.000%, 04/28/15	2,300,000	2,337,223
National Australia Bank, Ltd. 0.537%, 06/30/17 (144A) (b)	48,300,000	48,276,140
National Bank of Canada 2.200%, 10/19/16 (144A)	1,400,000	1,430,811
Novo Banco S.A. 2.625%, 05/08/17 (EUR)	1,700,000	1,913,842
3.875%, 01/21/15 (EUR)	1,000,000	1,205,210
4.750%, 01/15/18 (EUR)	3,100,000	3,676,361
5.000%, 04/04/19 (EUR)	500,000	594,439
5.000%, 04/23/19 (EUR)	1,466,000	1,698,501
5.000%, 05/14/19 (EUR)	100,000	118,288
5.000%, 05/23/19 (EUR)	237,000	279,998
5.875%, 11/09/15 (EUR)	12,400,000	15,117,127
Royal Bank of Scotland Group plc 6.990%, 10/05/17 (144A) (b)	2,000,000	2,250,000
Sberbank of Russia Via SB Capital S.A. 5.499%, 07/07/15	8,400,000	8,316,000
State Bank of India 4.500%, 07/27/15 (144A)	12,200,000	12,414,842
Turkiye Garanti Bankasi A/S 2.731%, 04/20/16 (144A) (b)	3,000,000	2,992,500
U.S. Bank N.A. 0.352%, 04/22/16 (b)	7,400,000	7,399,726
VTB Bank OJSC Via VTB Capital S.A. 6.465%, 03/04/15 (144A) (h)	9,000,000	8,937,738
Wachovia Corp. 0.511%, 06/15/17 (b)	27,870,000	27,810,525
Wells Fargo & Co. 7.980%, 03/15/18 (b)	20,300,000	22,406,125

		1,023,101,627

Biotechnology—0.1%
Amgen, Inc. 2.300%, 06/15/16	5,108,000	5,188,655

Chemicals—0.1%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	3,324,750
Rohm & Haas Co. 6.000%, 09/15/17	2,438,000	2,696,389

		6,021,139

Computers—0.0%
Apple, Inc. 2.850%, 05/06/21	3,700,000	3,784,948

Diversified Financial Services—3.1%
Ally Financial, Inc. 2.750%, 01/30/17	14,700,000	14,654,136
3.125%, 01/15/16	5,000,000	5,012,500

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Ally Financial, Inc. 4.625%, 06/26/15	2,600,000	$2,619,500
5.500%, 02/15/17	15,000,000	15,750,000
7.500%, 09/15/20	5,669,000	6,646,903
8.300%, 02/12/15	3,500,000	3,517,500
Bear Stearns Cos. LLC (The) 5.300%, 10/30/15	9,000,000	9,329,886
6.400%, 10/02/17	1,400,000	1,567,874
7.250%, 02/01/18	4,200,000	4,840,710
BM&FBovespa S.A. 5.500%, 07/16/20 (144A)	1,000,000	1,060,000
Ford Motor Credit Co. LLC 0.682%, 11/08/16 (b)	27,900,000	27,777,073
0.755%, 09/08/17 (b)	3,700,000	3,674,522
1.500%, 01/17/17	2,550,000	2,536,278
2.500%, 01/15/16	3,259,000	3,295,455
2.750%, 05/15/15	31,195,000	31,403,726
3.984%, 06/15/16	9,497,000	9,833,213
4.207%, 04/15/16	5,429,000	5,619,259
7.000%, 04/15/15	9,700,000	9,866,908
8.000%, 12/15/16	500,000	559,576
12.000%, 05/15/15	19,300,000	20,059,397
General Electric Capital Corp. 6.375%, 11/15/67 (b)	5,100,000	5,469,750
GMAC International Finance B.V. 7.500%, 04/21/15 (EUR)	2,800,000	3,440,020
International Lease Finance Corp. 6.750%, 09/01/16 (144A)	5,300,000	5,644,500
8.625%, 09/15/15	10,900,000	11,363,250
Navient Corp. 6.000%, 01/25/17	1,300,000	1,361,750
6.250%, 01/25/16	14,714,000	15,302,560
8.450%, 06/15/18	8,300,000	9,254,500
OneMain Financial Holdings, Inc. 6.750%, 12/15/19 (144A)	3,100,000	3,162,000
7.250%, 12/15/21 (144A)	3,100,000	3,177,500
Springleaf Finance Corp. 6.900%, 12/15/17	3,200,000	3,408,000
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A)	5,907,758	6,151,287

		247,359,533

Electric—2.1%
Arizona Public Service Co. 4.650%, 05/15/15	165,000	167,309
Centrais Eletricas Brasileiras S.A. 6.875%, 07/30/19 (144A)	54,400,000	55,488,000
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 6.750%, 11/01/19 (144A)	22,450,000	22,842,875
7.375%, 11/01/22 (144A)	7,000,000	7,122,500
7.625%, 11/01/24 (144A)	3,600,000	3,672,000
Entergy Corp. 3.625%, 09/15/15	14,300,000	14,503,675

Electric—(Continued)
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, 09/16/15 (144A)	11,200,000	11,364,696
Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	2,247,060
7.750%, 01/20/20	5,000,000	5,787,500
Pacific Gas & Electric Co. 0.433%, 05/11/15 (b)	44,700,000	44,704,649
TECO Finance, Inc. 6.750%, 05/01/15	4,400,000	4,482,848

		172,383,112

Forest Products & Paper—0.1%
International Paper Co. 5.250%, 04/01/16	6,500,000	6,829,472

Healthcare-Services—0.1%
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,505,625

Holding Companies-Diversified—0.1%
Blackstone CQP Holdco L.P. 2.324%, 03/18/19 (h)	3,664,570	3,655,905
Noble Group, Ltd. 4.875%, 08/05/15 (144A)	700,000	710,500

		4,366,405

Insurance—0.0%
American International Group, Inc. 5.050%, 10/01/15	3,700,000	3,812,273

Lodging—0.2%
MGM Resorts International 6.875%, 04/01/16	14,200,000	14,768,000
7.625%, 01/15/17	4,960,000	5,344,400

		20,112,400

Machinery-Diversified—0.8%
John Deere Capital Corp. 0.330%, 04/12/16 (b)	67,500,000	67,454,168

Media—0.1%
DISH DBS Corp. 4.250%, 04/01/18	500,000	510,625
4.625%, 07/15/17	1,000,000	1,033,750
7.125%, 02/01/16	2,600,000	2,733,250
Time Warner, Inc. 5.875%, 11/15/16	6,500,000	7,045,701

		11,323,326

Oil & Gas—1.9%
California Resources Corp. 5.000%, 01/15/20 (144A)	21,500,000	18,651,250
5.500%, 09/15/21 (144A)	4,000,000	3,420,000

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
CNPC General Capital, Ltd. 1.133%, 05/14/17 (144A) (b)	26,700,000	$26,742,427
Gazprom OAO Via Gaz Capital S.A. 5.875%, 06/01/15 (EUR)	6,700,000	8,046,531
Indian Oil Corp., Ltd. 4.750%, 01/22/15	2,200,000	2,203,159
Novatek Finance, Ltd. 5.326%, 02/03/16 (144A)	3,100,000	2,988,710
Petrobras Global Finance B.V. 1.852%, 05/20/16 (b)	2,200,000	2,084,500
2.000%, 05/20/16	4,500,000	4,298,175
2.603%, 03/17/17 (b)	2,700,000	2,492,370
3.250%, 03/17/17	14,100,000	13,289,250
Petrobras International Finance Co. S.A. 3.500%, 02/06/17	1,900,000	1,814,329
3.875%, 01/27/16	700,000	686,910
5.375%, 01/27/21	8,200,000	7,597,874
5.750%, 01/20/20	2,700,000	2,607,417
6.125%, 10/06/16	3,100,000	3,109,641
Statoil ASA 0.692%, 11/08/18 (b)	49,900,000	49,974,950

		150,007,493

Pipelines—0.2%
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19 (144A)	8,250,000	7,940,625
Tesoro Logistics L.P./Tesoro Logistics Finance Corp. 5.500%, 10/15/19 (144A)	1,900,000	1,885,750
6.250%, 10/15/22 (144A)	4,800,000	4,788,000

		14,614,375

Real Estate—0.0%
Qatari Diar Finance QSC 3.500%, 07/21/15	1,000,000	1,007,500

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	911,793	1,105,547

Savings & Loans—0.2%
Nationwide Building Society 6.250%, 02/25/20 (144A)	10,800,000	12,668,648

Telecommunications—2.6%
BellSouth Corp. 4.182%, 04/26/15 (144A) (h)	78,600,000	79,373,581
Ooredoo International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	410,448
Rogers Communications, Inc. 7.500%, 03/15/15	3,000,000	3,039,597
Sprint Communications, Inc. 9.125%, 03/01/17	2,000,000	2,199,900

Telecommunications—(Continued)
Telefonica Emisiones S.A.U. 0.902%, 06/23/17 (b)	29,500,000	29,462,476
Verizon Communications, Inc. 0.636%, 06/09/17 (b)	39,900,000	39,821,437
1.991%, 09/14/18 (b)	3,700,000	3,848,951
2.500%, 09/15/16	3,086,000	3,154,432
3.000%, 11/01/21	6,300,000	6,213,274
3.500%, 11/01/24	28,100,000	27,608,222
3.650%, 09/14/18	14,600,000	15,428,214

		210,560,532

Transportation—0.1%
Con-way, Inc. 7.250%, 01/15/18	7,000,000	7,954,954
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR)	4,000,000	3,925,403

		11,880,357

Trucking & Leasing—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,559,965
GATX Financial Corp. 5.800%, 03/01/16	5,000,000	5,262,785

		10,822,750

Total Corporate Bonds & Notes (Cost $1,942,970,909)		2,002,745,457

Foreign Government—15.7%

Municipal—0.0%
Autonomous Community of Valencia Spain 3.250%, 07/06/15 (EUR)	300,000	365,357

Provincial—1.3%
Province of Ontario 1.600%, 09/21/16	300,000	304,014
1.650%, 09/27/19	7,000,000	6,919,430
3.000%, 07/16/18	4,300,000	4,504,121
3.150%, 06/02/22 (CAD)	9,300,000	8,462,856
4.000%, 06/02/21 (CAD)	31,100,000	29,759,686
4.200%, 03/08/18 (CAD)	1,100,000	1,026,973
4.200%, 06/02/20 (CAD)	10,800,000	10,377,129
4.300%, 03/08/17 (CAD)	1,000,000	916,397
4.400%, 06/02/19 (CAD)	6,300,000	6,043,130
4.400%, 04/14/20	2,700,000	3,004,722
5.500%, 06/02/18 (CAD)	2,600,000	2,533,019
Province of Quebec 3.500%, 07/29/20	10,600,000	11,343,166
3.500%, 12/01/22 (CAD)	3,300,000	3,063,024
4.250%, 12/01/21 (CAD)	15,200,000	14,769,695
4.500%, 12/01/17 (CAD)	700,000	654,992
4.500%, 12/01/20 (CAD)	2,900,000	2,839,070

		106,521,424

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—14.4%
Banco Nacional de Desenvolvimento Economico e Social 3.375%, 09/26/16 (144A)	2,600,000	$2,608,840
4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,283,471
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/15 (BRL)	69,000,000	24,488,640
Zero Coupon, 10/01/15 (BRL)	286,400,000	98,398,365
Zero Coupon, 01/01/16 (BRL)	355,900,000	118,510,737
Zero Coupon, 01/01/17 (BRL)	5,000,000	1,475,026
Zero Coupon, 07/01/17 (BRL)	75,000,000	20,849,588
Zero Coupon, 07/01/18 (BRL)	39,800,000	9,852,199
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	77,900,000	26,494,637
Italy Buoni Poliennali Del Tesoro 1.150%, 05/15/17 (EUR)	49,800,000	60,989,290
3.750%, 08/01/16 (EUR)	85,900,000	109,270,926
3.750%, 05/01/21 (EUR)	28,900,000	40,139,503
3.750%, 09/01/24 (EUR)	50,500,000	71,305,771
4.750%, 06/01/17 (EUR)	47,700,000	63,394,365
Japan Government Thirty Year Bond 1.700%, 09/20/44 (JPY)	3,620,000,000	33,414,613
Korea Housing Finance Corp. 4.125%, 12/15/15 (144A)	2,500,000	2,567,700
Mexican Bonos 7.750%, 05/29/31 (MXN) (m)	14,800,000	1,139,348
8.000%, 06/11/20 (MXN) (m)	618,700,000	47,199,131
Mexican Udibonos 4.000%, 11/15/40 (MXN) (m)	45,325,165	3,455,671
4.000%, 11/08/46 (MXN) (m)	620,849,350	48,038,622
4.500%, 11/22/35 (MXN) (m)	133,076,792	10,826,333
Mexico Cetes 2.915%, 01/22/15 (MXN) (m)	8,315,000,000	56,263,307
2.918%, 02/19/15 (MXN) (m)	2,857,460,000	19,295,251
2.924%, 02/05/15 (MXN) (m)	13,166,000,000	88,998,278
Spain Government Bonds 2.100%, 04/30/17 (EUR)	61,200,000	76,786,223
2.750%, 10/31/24 (144A) (EUR)	6,800,000	9,075,120
3.300%, 07/30/16 (EUR)	7,700,000	9,727,724
3.800%, 01/31/17 (EUR)	18,600,000	24,056,311
4.200%, 01/31/37 (EUR)	2,000,000	3,033,114
4.250%, 10/31/16 (EUR)	22,400,000	28,974,836
4.700%, 07/30/41 (EUR)	8,400,000	13,606,501
5.150%, 10/31/44 (144A) (EUR)	2,100,000	3,633,501
5.500%, 07/30/17 (EUR)	21,400,000	29,175,980

		1,160,328,922

Total Foreign Government (Cost $1,406,922,859)		1,267,215,703

Asset-Backed Securities—6.6%

Asset-Backed - Automobile—2.1%
Ally Auto Receivables Trust 0.480%, 02/15/17	71,800,000	71,730,641

Asset-Backed - Automobile—(Continued)
Nissan Auto Lease Trust 0.321%, 09/15/16 (b)	31,300,000	31,289,202
Santander Drive Auto Receivables Trust 0.441%, 08/15/17 (b)	20,820,625	20,805,509
Toyota Auto Receivables Owner Trust 0.400%, 12/15/16	44,700,000	44,662,228

		168,487,580

Asset-Backed - Home Equity—1.1%
ACE Securities Corp. Home Equity Loan Trust 0.320%, 04/25/36 (b)	10,746,627	9,573,633
0.640%, 10/25/35 (b)	7,100,000	5,984,782
Asset Backed Funding Certificates 0.870%, 06/25/34 (b)	2,782,796	2,594,334
Asset Backed Securities Corp. Home Equity Loan Trust 0.250%, 05/25/37 (b)	35,248	22,691
0.620%, 11/25/35 (b)	2,000,000	1,750,018
Bear Stearns Asset Backed Securities I Trust 0.420%, 04/25/37 (b)	15,609,499	10,154,900
0.615%, 02/25/36 (b)	1,000,000	736,862
1.170%, 10/25/37 (b)	5,409,417	5,041,512
Bear Stearns Asset Backed Securities Trust 0.970%, 10/27/32 (b)	19,042	18,056
Citigroup Mortgage Loan Trust, Inc. 0.230%, 07/25/45 (b)	562,749	482,539
0.410%, 10/25/36 (b)	14,700,000	14,154,483
Countrywide Asset-Backed Certificates 0.520%, 04/25/36 (b)	11,165,374	10,970,170
First Franklin Mortgage Loan Trust 0.530%, 10/25/35 (b)	11,889,246	11,020,071
HSI Asset Securitization Corp. Trust 0.340%, 12/25/36 (b)	13,582,885	6,515,139
Merrill Lynch Mortgage Investors, Inc. 0.670%, 06/25/36 (b)	3,019,465	2,765,313
Morgan Stanley ABS Capital I 0.230%, 05/25/37 (b)	316,779	220,615
Morgan Stanley Home Equity Loan Trust 0.340%, 04/25/37 (b)	6,489,311	4,134,029
Option One Mortgage Loan Trust 0.810%, 08/25/33 (b)	19,433	18,281
Renaissance Home Equity Loan Trust 1.035%, 08/25/33 (b)	149,126	140,023
Residential Asset Securities Corp. Trust 0.750%, 06/25/33 (b)	1,339,989	1,185,440
0.920%, 03/25/34 (b)	2,506,729	2,325,072
Soundview Home Loan Trust 0.250%, 06/25/37 (b)	25,284	14,967

		89,822,930

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp. 6.220%, 03/01/30	61,595	65,180
Mid-State Trust 7.791%, 03/15/38	141,660	146,405

		211,585

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—3.4%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 0.950%, 05/25/34 (b)	5,736,092	$5,208,114
BlackRock Senior Income Corp. 0.471%, 04/20/19 (144A) (b)	3,541,890	3,500,414
Carrington Mortgage Loan Trust 0.490%, 10/25/35 (b)	132,253	131,853
Countrywide Asset-Backed Certificates 0.310%, 02/25/37 (b)	3,334,640	3,194,485
0.320%, 05/25/37 (b)	4,189,504	3,581,029
0.320%, 03/25/47 (b)	4,068,036	3,449,247
0.320%, 06/25/47 (b)	1,160,506	974,542
0.350%, 06/25/36 (b)	5,459,980	5,326,467
0.730%, 12/25/35 (b)	3,500,000	3,241,112
1.160%, 01/25/35 (b)	7,939,876	7,934,262
5.195%, 10/25/46 (b)	2,450,067	2,109,498
5.628%, 04/25/47 (b)	14,395,753	11,827,306
CWABS Asset-Backed Certificates Trust 2005-7 0.870%, 11/25/35 (b)	10,000,000	8,066,180
First Franklin Mortgage Loan Trust 0.310%, 12/25/36 (b)	9,228,383	5,673,047
1.595%, 10/25/34 (b)	5,362,296	4,410,188
Galaxy CLO, Ltd. 0.474%, 04/25/19 (144A) (b)	2,291,718	2,285,622
GSAMP Trust 2005-HE1 1.490%, 12/25/34 (b)	8,700,129	6,336,626
GSAMP Trust 2006-HE1 0.560%, 01/25/36 (b)	14,600,000	12,135,476
GSAMP Trust 2007-FM1 0.340%, 12/25/36 (b)	3,898,300	2,042,772
Hillmark Funding, Ltd. 0.481%, 05/21/21 (144A) (b)	22,867,361	22,611,636
Home Equity Loan Trust 0.400%, 04/25/37 (b)	15,900,000	9,603,330
Lehman XS Trust 0.340%, 02/25/37 (b)	14,761,292	8,006,008
0.955%, 10/25/35 (b)	7,131,454	6,620,927
Lockwood Grove CLO, Ltd. 1.603%, 01/25/24 (144A) (b)	14,900,000	14,885,100
Merrill Lynch Mortgage Investors Trust 0.650%, 05/25/36 (b)	1,600,000	1,423,538
Morgan Stanley ABS Capital I, Inc. Trust 1.130%, 06/25/35 (b)	7,600,000	7,250,066
Mountain View Funding CLO 0.491%, 04/15/19 (144A) (b)	3,024,186	3,011,343
MSIM Peconic Bay, Ltd. 0.511%, 07/20/19 (144A) (b)	895,753	895,738
Park Place Securities, Inc. 0.660%, 09/25/35 (b)	5,000,000	3,983,250
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.970%, 12/25/34 (b)	4,636,570	4,024,069
Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2004-WCW2 1.220%, 10/25/34 (b)	5,800,000	4,887,242

Asset-Backed - Other—(Continued)
Penta CLO S.A. 0.398%, 06/04/24 (EUR) (b)	2,022,365	2,424,289
Popular ABS Mortgage Pass-Through Trust 0.260%, 06/25/47 (b)	500,094	483,612
RAMP Trust 0.470%, 05/25/36 (b)	33,937,504	25,573,029
RASC Trust 0.330%, 11/25/36 (b)	13,553,834	11,391,157
Securitized Asset Backed Receivables LLC Trust 0.420%, 05/25/36 (b)	11,512,826	6,806,705
Small Business Administration Participation Certificates 5.500%, 10/01/18	11,797	12,292
6.220%, 12/01/28	5,135,610	5,866,488
Specialty Underwriting & Residential Finance Trust 0.440%, 04/25/37 (b)	6,400,000	3,364,122
Structured Asset Investment Loan Trust 0.660%, 08/25/35 (b)	8,760,000	8,361,937
Structured Asset Securities Corp. Mortgage Loan Trust 0.330%, 03/25/36 (b)	6,282,792	6,013,134
1.070%, 08/25/37 (b)	1,145,344	1,060,362
Tobacco Settlement Financing Corp. 6.250%, 06/01/42	1,300,000	1,306,370
United States Small Business Administration 5.471%, 03/10/18	1,079,503	1,164,618
Wells Fargo Home Equity Trust 0.650%, 12/25/35 (b)	20,861,000	17,147,158
Wood Street CLO B.V. 0.431%, 11/22/21 (EUR) (b)	3,482,325	4,183,895

		273,789,655

Asset-Backed - Student Loan—0.0%
SLM Student Loan Trust 0.364%, 01/25/19 (b)	2,354,537	2,351,935
0.684%, 01/25/17 (b)	175,149	175,174
2.811%, 12/16/19 (144A) (b)	1,307,098	1,324,514

		3,851,623

Total Asset-Backed Securities (Cost $521,647,753)		536,163,373

Mortgage-Backed Securities—4.7%

Collateralized Mortgage Obligations—3.6%
Adjustable Rate Mortgage Trust 2.622%, 11/25/35 (b)	726,178	619,513
Alternative Loan Trust 5.500%, 02/25/36	6,598,990	5,944,443
Alternative Loan Trust Resecuritization 2.543%, 03/25/47 (b)	6,425,066	5,907,032
American Home Mortgage Assets 1.033%, 11/25/46 (b)	4,373,038	2,390,473

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
American Home Mortgage Investment Trust 2.332%, 02/25/45 (b)	1,813,497	$1,807,006
Arran Residential Mortgages Funding plc 1.478%, 05/16/47 (144A) (EUR) (b)	6,506,172	7,931,163
Banc of America Alternative Loan Trust 16.567%, 09/25/35 (b) (i)	7,304,362	8,980,552
27.722%, 11/25/46 (b) (i)	2,715,231	3,860,049
Banc of America Funding Trust 2.634%, 05/25/35 (b)	2,036,661	2,072,105
2.641%, 02/20/36 (b)	5,635,627	5,592,734
2.799%, 01/20/47 (b)	337,365	268,153
Banc of America Funding, Ltd. 0.414%, 10/03/39 (144A) (b)	21,075,464	21,072,547
BCAP LLC Trust
4.000%, 02/26/37 (144A) (b)	2,544,884	2,520,234
5.250%, 02/26/36 (144A)	7,865,006	7,175,135
5.250%, 08/26/37 (144A)	11,956,787	12,429,188
Bear Stearns Adjustable Rate Mortgage Trust 2.190%, 08/25/35 (b)	30,695	31,023
2.290%, 08/25/35 (b)	870,111	875,044
2.668%, 02/25/33 (b)	25,479	23,950
2.710%, 10/25/35 (b)	6,529,510	6,481,067
Bear Stearns ALT-A Trust 1.010%, 11/25/34 (b)	751,921	736,048
2.554%, 05/25/35 (b)	2,195,309	2,099,791
2.590%, 11/25/36 (b)	3,340,338	2,293,613
2.612%, 09/25/35 (b)	1,755,140	1,496,199
2.653%, 11/25/36 (b)	5,567,444	4,404,499
5.402%, 05/25/36 (b)	3,855,242	2,914,351
Bear Stearns Structured Products, Inc. 2.337%, 12/26/46 (b)	1,252,392	981,563
Bear Stearns Structured Products, Inc. Trust 2.591%, 01/26/36 (b)	1,813,132	1,441,440
CC Mortgage Funding Corp. 0.420%, 08/25/35 (144A) (b)	65,392	59,730
Chase Mortgage Finance Trust 2.479%, 03/25/37 (b)	2,902,246	2,639,532
4.761%, 12/25/35 (b)	6,296,768	6,056,445
5.628%, 09/25/36 (b)	5,458,496	4,914,420
ChaseFlex Trust 0.470%, 07/25/37 (b)	8,054,806	6,896,549
Citigroup Mortgage Loan Trust, Inc. 2.230%, 09/25/35 (b)	3,137,632	3,127,892
2.280%, 09/25/35 (b)	1,056,591	1,057,068
2.342%, 10/25/46 (b)	3,069,091	2,443,187
2.540%, 10/25/35 (b)	5,898,028	5,836,175
Countrywide Alternative Loan Trust 0.376%, 03/20/46 (b)	253,107	199,082
4.831%, 05/25/35 (b) (j)	3,706,450	471,105
Countrywide Home Loan Mortgage Pass-Through Trust 0.460%, 04/25/35 (b)	129,633	114,501
0.490%, 03/25/35 (b)	1,041,658	994,619
0.510%, 06/25/35 (144A) (b)	3,095,543	2,751,384
2.362%, 09/20/36 (b)	4,963,425	4,303,731

Collateralized Mortgage Obligations—(Continued)
Credit Suisse First Boston Mortgage Securities Corp. 0.798%, 03/25/32 (144A) (b)	80,124	73,785
6.000%, 11/25/35	3,191,666	2,674,268
6.500%, 04/25/33	85,813	87,037
Deutsche Alt-A Securities Mortgage Loan Trust 0.360%, 08/25/47 (b)	8,669,136	7,235,183
Downey Savings & Loan Association Mortgage Loan Trust 2.491%, 07/19/44 (b)	814,437	812,063
First Horizon Alternative Mortgage Securities Trust 4.531%, 01/25/36 (b) (j)	51,168,254	6,350,697
First Horizon Mortgage Pass-Through Trust 2.612%, 08/25/35 (b)	558,357	515,161
Granite Mortgages plc 0.359%, 09/20/44 (EUR) (b)	204,244	246,157
0.461%, 01/20/44 (EUR) (b)	212,406	256,508
0.938%, 01/20/44 (GBP) (b)	341,670	530,451
0.940%, 09/20/44 (GBP) (b)	1,713,868	2,660,819
GreenPoint MTA Trust 0.610%, 06/25/45 (b)	86,557	75,376
GSR Mortgage Loan Trust 2.574%, 04/25/36 (b)	4,052,515	3,653,310
2.669%, 09/25/35 (b)	84,200	84,533
6.000%, 03/25/32	198	204
HarborView Mortgage Loan Trust 0.354%, 01/19/38 (b)	195,407	165,557
0.384%, 05/19/35 (b)	1,407,748	1,168,492
Indymac ARM Trust 1.707%, 01/25/32 (b)	33,262	31,972
1.717%, 01/25/32 (b)	574	534
Indymac Index Mortgage Loan Trust 2.525%, 12/25/34 (b)	216,282	198,472
JPMorgan Mortgage Trust 2.576%, 07/25/35 (b)	3,755,258	3,829,646
2.636%, 02/25/35 (b)	305,688	299,286
5.238%, 07/25/35 (b)	4,382,484	4,386,507
5.750%, 01/25/36	586,090	548,132
MASTR Alternative Loan Trust 0.570%, 03/25/36 (b)	795,410	223,528
Merrill Lynch Mortgage Investors Trust 0.380%, 02/25/36 (b)	1,399,862	1,282,388
0.420%, 11/25/35 (b)	142,285	134,311
0.550%, 08/25/35 (b)	8,700,000	8,011,943
1.156%, 10/25/35 (b)	270,805	256,357
2.350%, 10/25/35 (b)	714,269	719,592
MLCC Mortgage Investors, Inc. 2.162%, 11/25/35 (b)	2,694,884	2,671,166
Morgan Stanley Mortgage Loan Trust 5.500%, 08/25/35	1,228,350	1,242,552
Morgan Stanley Re-REMIC Trust 0.469%, 03/26/37 (144A) (b)	5,314,074	3,944,860
Nomura Asset Acceptance Corp. 4.976%, 05/25/35	2,680,209	2,510,015

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
RALI Trust 6.000%, 12/25/35	13,574,661	$12,071,837
RBSSP Resecuritization Trust 0.410%, 06/27/36 (144A) (b)	8,300,000	7,014,338
Residential Accredit Loans, Inc. 0.350%, 06/25/46 (b)	1,888,221	844,945
0.570%, 03/25/33 (b)	221,493	219,556
0.610%, 06/25/34 (b)	2,247,924	2,214,205
6.000%, 06/25/36	2,269,580	1,893,738
Residential Asset Securitization Trust 0.570%, 05/25/33 (b)	114,025	113,332
0.570%, 01/25/46 (b)	1,668,661	874,281
6.000%, 06/25/36	5,078,010	3,634,494
Residential Asset Securitization Trust 2005-A2 0.670%, 03/25/35 (b)	470,058	362,337
Residential Funding Mortgage Securities I 0.520%, 06/25/18 (b)	3,043	2,924
Sequoia Mortgage Trust 0.516%, 07/20/33 (b)	361,427	339,218
Structured Adjustable Rate Mortgage Loan Trust 2.414%, 04/25/35 (b)	10,712,670	10,399,613
2.485%, 01/25/35 (b)	2,997,145	2,867,237
2.514%, 08/25/35 (b)	228,253	209,836
Structured Asset Mortgage Investments II Trust 0.400%, 05/25/45 (b)	1,315,146	1,182,084
0.414%, 07/19/35 (b)	1,374,152	1,306,569
Structured Asset Securities Corp. 2.619%, 10/28/35 (144A) (b)	38,059	36,439
WaMu Mortgage Pass-Through Certificates Trust 1.513%, 08/25/42 (b)	94,903	86,959
1.513%, 06/25/42 (b)	208,752	201,255
1.921%, 02/27/34 (b)	258,848	253,528
Wells Fargo Mortgage Backed Securities Trust 2.491%, 09/25/33 (b)	891,169	893,062
2.600%, 04/25/36 (b)	1,762,050	1,713,570
2.610%, 07/25/36 (b)	10,065,258	9,788,041
2.611%, 10/25/36 (b)	3,494,731	3,385,049
2.612%, 03/25/36 (b)	18,103,191	17,596,465
5.588%, 04/25/36 (b)	815,018	263,059

		290,863,168

Commercial Mortgage-Backed Securities—1.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.451%, 01/15/49	7,932,922	8,501,958
Bear Stearns Commercial Mortgage Securities Trust 5.331%, 02/11/44	347,247	371,009
Bear Stearns Commercial Mortgage Securities, Inc. 5.700%, 06/11/50	5,300,000	5,760,856
Commercial Mortgage Pass-Through Certificates 5.383%, 02/15/40	731,864	775,930

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Commercial Mortgage Trust 5.297%, 12/15/39	4,511,000	4,789,356
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	18,486,904	19,457,855
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39	7,700,000	8,213,421
JPMorgan Chase Commercial Mortgage Securities Trust 5.420%, 01/15/49	376,633	402,086
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	11,423,691	12,550,672
ML-CFC Commercial Mortgage Trust 5.485%, 03/12/51 (b)	2,200,000	2,361,918
5.882%, 08/12/49 (b)	7,400,000	8,071,136
Morgan Stanley Re-REMIC Trust 5.796%, 08/12/45 (144A) (b)	777,567	833,410
Silenus European Loan Conduit, Ltd. 0.228%, 05/15/19 (EUR) (b)	259,864	309,417
Wachovia Bank Commercial Mortgage Trust 5.716%, 06/15/49 (b)	16,700,000	17,925,663

		90,324,687

Total Mortgage-Backed Securities (Cost $369,138,786)		381,187,855

Municipals—3.9%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	6,900,000	11,139,291
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	10,400,000	15,465,216
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	3,500,000	2,846,900
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	3,130,525
California State General Obligation Unlimited, Build America Bonds 7.625%, 03/01/40	16,600,000	25,481,000
7.950%, 03/01/36	5,700,000	7,046,511
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects 7.804%, 03/01/35	3,100,000	4,184,535
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	5,766,112
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	9,464,052

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Municipals—(Continued)

Security Description	Principal Amount*	Value
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	360,000	$388,591
6.899%, 12/01/40	14,500,000	18,309,730
Clark County NV, Airport Revenue 6.820%, 07/01/45	4,800,000	7,039,488
Clark County NV, Refunding 4.750%, 06/01/30	5,500,000	5,768,345
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, 02/01/45	17,000,000	18,806,760
Irvine Ranch CA, Water District, Build America Bonds, Taxable 6.622%, 05/01/40	21,700,000	28,883,134
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	2,300,000	2,908,994
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.166%, 07/01/40	60,200,000	69,790,462
Los Angeles, California Unified School District, Build America Bonds 4.500%, 01/01/28	1,700,000	1,823,998
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	1,100,000	1,532,696
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority 6.089%, 11/15/40	200,000	266,600
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	41,537,143
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,211,190
Port Authority of New York & New Jersey, One Hundred Sixtieth 5.647%, 11/01/40	3,000,000	3,678,420
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit 7.242%, 01/01/41	1,800,000	2,112,246
State of California General Obligation Unlimited, Build America Bonds 6.548%, 05/15/48	3,400,000	4,648,956
7.500%, 04/01/34	2,900,000	4,311,082
7.550%, 04/01/39	2,900,000	4,475,251
7.600%, 11/01/40	1,900,000	2,964,627
7.700%, 11/01/30	100,000	126,180
State of Georgia 6.655%, 04/01/57	1,300,000	1,713,530
State of Texas Transportation Commission Revenue, Build America Bonds 5.178%, 04/01/30	2,300,000	2,773,386
State of Wisconsin, General Fund Annual Appropriation Revenue 5.050%, 05/01/18	2,900,000	3,213,258
Tobacco Settlement Financing Authority 7.467%, 06/01/47	7,335,000	6,291,230
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	500,000	375,995

Total Municipals (Cost $261,424,378)		319,475,434

Floating Rate Loans (l)—0.6%

Auto Manufacturers—0.3%
Chrysler Group LLC Term Loan B, 3.500%, 05/24/17	21,289,691	21,263,079

Healthcare-Services—0.3%
HCA, Inc. Term Loan B5, 2.919%, 03/31/17	22,187,657	22,060,078

Lodging—0.0%
MGM Resorts International Term Loan A, 2.919%, 12/20/17	1,989,848	1,960,000

Total Floating Rate Loans (Cost $45,529,467)		45,283,157

Convertible Preferred Stock—0.6%

Banks—0.6%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $25,992,734)	36,950	44,561,700

Convertible Bond—0.5%

Banks—0.5%
LBG Capital No. 2 plc 15.000%, 12/21/19 (GBP) (Cost $50,020,987)	20,400,000	43,623,373

Preferred Stock—0.4%

Banks—0.4%
GMAC Capital Trust I, 8.125% (b) (Cost $28,270,000)	1,130,800	29,830,504

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Purchased Options—0.0%

Security Description	Notional Amount*/ Principal Amount*	Value

Put Options—0.0%
10 Year U.S. Treasury Note Futures, Exercise Rate 100.00, Expires 02/20/15 (Counterparty - Bank of America N.A.)	1,082	$16,906
10 Year U.S. Treasury Note Futures, Exercise Rate 101.00, Expires 02/20/15 (Counterparty - Bank of America N.A.)	149	2,328
10 Year U.S. Treasury Note Futures, Exercise Rate 103.00, Expires 02/20/15 (Counterparty - Bank of America N.A.)	459	7,172

Interest Rate Swaptions—0.0%
Put - OTC - 2-Year Interest Rate Swap, Exercise Rate 3.205%, Expires 01/16/20 (Counterparty - Goldman Sachs Bank USA)	40,000,000	483,080

Total Purchased Options (Cost $607,296)		509,486

Short-Term Investments—8.3%

Discount Notes—4.0%
Federal Home Loan Bank 0.040%, 01/07/15 (k)	12,700,000	12,699,916
0.078%, 01/29/15 (k)	116,200,000	116,192,770
0.091%, 01/28/11 (k)	19,500,000	19,498,640
0.130%, 02/25/11 (k)	33,700,000	33,693,307
0.150%, 04/09/15 (k)	81,700,000	81,666,639
Federal Home Loan Mortgage Corp. 0.070%, 03/25/15 (k)	4,800,000	4,799,225
Federal National Mortgage Association 0.092%, 01/22/15 (k)	57,200,000	57,196,830

		325,747,327

U.S. Treasury—0.1%
U.S. Treasury Bills 0.028%, 04/30/15 (c) (f) (k)	2,271,000	2,270,793
0.041%, 03/19/15 (f) (k)	260,000	259,977
0.062%, 05/14/15 (c) (d) (f) (k)	1,754,000	1,753,602
0.070%, 05/07/15 (c) (k)	271,000	270,934
0.073%, 05/28/15 (c) (k)	291,000	290,914

		4,846,220

Commercial Paper—2.4%
Bank of Nova Scotia 1.000%, 02/10/15 (CAD) (k)	64,900,000	55,784,594
Ford Motor Credit Co. LLC 0.630%, 02/02/15 (k)	11,900,000	11,893,336
Rabobank Nederland NV 0.285%, 06/12/15 (k)	36,500,000	36,500,000
Vodafone Group plc 0.600%, 06/29/15 (k)	50,000,000	49,850,833
0.607%, 06/29/15 (k)	43,900,000	43,769,032

		197,797,795

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $1,007,697 on 01/02/15, collateralized by $1,045,000 U.S. Treasury Note at 0.750% due 03/31/18, with a value of $1,030,408.	1,007,697	$1,007,697

Certificate of Deposit—1.8%
Barclays Bank plc 0.533%, 05/01/15 (k)	138,600,000	138,600,000
Credit Suisse New York 0.465%, 03/17/15 (k)	5,500,000	5,500,000

		144,100,000

Total Short-Term Investments (Cost $677,272,570)		673,499,039

Total Investments—111.6% (Cost $8,997,264,800) (n)		9,028,357,117
Other assets and liabilities (net)—(11.6)%		(939,681,756)

Net Assets—100.0%		$8,088,675,361

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $76,962,249.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $59,860,652.
(e)	All or a portion of this security has been purchased in a Treasury Roll Transaction. (See Note 2 of the Notes to Financial Statements.)
(f)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2014, the market value of securities pledged was $16,388,928.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $98,267,349, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

(i)	Illiquid security. As of December 31, 2014, these securities represent 0.2% of net assets.
(j)	Interest only security.
(k)	The rate shown represents current yield to maturity.
(l)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Principal amount of security is adjusted for inflation.
(n)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $9,045,535,968. The aggregate unrealized appreciation and depreciation of investments were $209,840,249 and $(227,019,100), respectively, resulting in net unrealized depreciation of $(17,178,851) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $638,289,563, which is 7.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(OTC)—	Over the Counter
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
BellSouth Corp.	04/28/14	$78,600,000	$41,260,962	$79,373,581
Blackstone CQP Holdco L.P.	07/02/14	3,664,570	3,734,570	3,655,905
Credit Agricole S.A.	10/20/14	6,500,000	6,126,760	6,300,125
VTB Bank OJSC Via VTB Capital S.A.	08/05/14	9,000,000	9,187,200	8,937,738

				$98,267,349

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	3,122,000	BNP Paribas S.A.	01/05/15	$2,643,066	$(94,266)
AUD	10,200,000	Credit Suisse International	01/05/15	8,599,141	(271,862)
AUD	9,366,000	Deutsche Bank AG	01/05/15	8,005,298	(358,897)
AUD	51,500,000	Goldman Sachs Bank USA	01/05/15	43,045,302	(1,000,710)
AUD	9,061,000	Societe Generale Paris	01/05/15	7,380,246	17,153
AUD	9,100,000	UBS AG, Stamford	01/05/15	7,496,635	(67,396)
AUD	35,270,000	UBS AG, Stamford	01/05/15	28,842,395	(47,973)
BRL	23,674,683	BNP Paribas S.A.	01/05/15	8,912,989	(6,706)
BRL	193,500,000	Citibank N.A.	01/05/15	76,445,954	(3,652,335)
BRL	109,825,193	Deutsche Bank AG	01/05/15	42,683,713	(1,368,088)
BRL	220,000,000	JPMorgan Chase Bank N.A.	01/05/15	82,825,088	(62,317)
BRL	3,900,000	UBS AG, Stamford	01/05/15	1,506,664	(39,506)
BRL	22,600,000	UBS AG, Stamford	01/05/15	8,836,755	(334,761)
BRL	59,650,511	UBS AG, Stamford	01/05/15	22,457,085	(16,896)
BRL	127,000,000	JPMorgan Chase Bank N.A.	04/02/15	46,180,139	443,866
CHF	2,609,000	Citibank N.A.	02/12/15	2,708,303	(82,466)
CHF	5,168,000	Citibank N.A.	02/12/15	5,324,108	(122,756)
CHF	5,519,000	Citibank N.A.	02/12/15	5,699,409	(144,792)
CHF	4,963,000	Goldman Sachs Bank USA	02/12/15	5,113,301	(118,273)
DKK	22,080,000	Credit Suisse International	02/12/15	3,692,879	(103,877)
EUR	1,438,000	BNP Paribas S.A.	01/05/15	1,794,545	(54,493)
EUR	6,260,000	BNP Paribas S.A.	01/05/15	7,803,822	(228,908)
EUR	28,241,000	BNP Paribas S.A.	01/05/15	35,116,187	(943,159)
EUR	4,883,000	Citibank N.A.	01/05/15	6,121,261	(212,586)
EUR	30,650,000	Citibank N.A.	01/05/15	38,097,300	(1,009,262)

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	56,045,000	Citibank N.A.	01/05/15	$69,337,697	$(1,520,434)
EUR	129,604,000	Citibank N.A.	01/05/15	160,266,051	(3,438,706)
EUR	762,576,000	Citibank N.A.	01/05/15	934,613,146	(11,857,910)
EUR	2,320,000	Deutsche Bank AG	01/05/15	2,846,726	(39,409)
EUR	31,792,000	Deutsche Bank AG	01/05/15	39,426,181	(956,265)
EUR	69,014,000	Goldman Sachs Bank USA	01/05/15	84,086,658	(576,254)
EUR	14,971,000	JPMorgan Chase Bank N.A.	01/05/15	18,405,521	(289,860)
EUR	22,015,000	JPMorgan Chase Bank N.A.	01/05/15	27,144,127	(504,872)
EUR	75,282,000	JPMorgan Chase Bank N.A.	02/03/15	92,094,014	(970,846)
EUR	9,924,000	BNP Paribas S.A.	06/15/15	13,303,221	(1,275,859)
EUR	1,090,000	Barclays Bank plc	06/15/15	1,461,378	(140,356)
EUR	2,313,000	Barclays Bank plc	06/15/15	3,053,753	(250,520)
EUR	4,248,000	Barclays Bank plc	06/15/15	5,696,428	(548,077)
EUR	19,332,000	Credit Suisse International	06/15/15	25,907,296	(2,477,937)
EUR	7,305,000	Deutsche Bank AG	06/15/15	9,498,545	(645,273)
EUR	4,980,000	Goldman Sachs Bank USA	06/15/15	6,622,031	(586,534)
EUR	4,981,000	Goldman Sachs Bank USA	06/15/15	6,624,058	(587,350)
EUR	13,015,000	Goldman Sachs Bank USA	06/15/15	17,461,393	(1,687,902)
EUR	9,556,000	JPMorgan Chase Bank N.A.	06/15/15	12,777,328	(1,195,962)
EUR	4,142,000	UBS AG, Stamford	06/15/15	5,458,808	(438,924)
EUR	17,056,000	Deutsche Bank AG	06/13/16	23,052,890	(2,172,313)
GBP	47,361,000	Deutsche Bank AG	01/05/15	73,575,313	241,591
JPY	542,790,640	Citibank N.A.	01/05/15	4,585,000	(53,437)
JPY	15,947,809,360	Citibank N.A.	01/05/15	132,072,955	1,069,551
JPY	4,784,700,000	Credit Suisse International	01/05/15	40,406,540	(460,806)
JPY	7,803,100,000	Goldman Sachs Bank USA	01/05/15	66,005,705	(860,438)
JPY	2,084,200,000	JPMorgan Chase Bank N.A.	01/05/15	17,237,543	162,690
JPY	9,402,100,000	JPMorgan Chase Bank N.A.	01/05/15	79,224,969	(730,228)
JPY	13,440,600,000	JPMorgan Chase Bank N.A.	01/05/15	112,357,916	(147,197)
JPY	13,447,000,000	JPMorgan Chase Bank N.A.	01/05/15	112,782,321	(518,170)
JPY	853,700,000	UBS AG, Stamford	02/03/15	7,090,944	37,972
MXN	4,392,000	BNP Paribas S.A.	02/05/15	324,622	(27,493)
MXN	2,914,000	Barclays Bank plc	02/05/15	213,685	(16,547)
MXN	4,381,000	Barclays Bank plc	02/05/15	321,811	(25,427)
MXN	6,865,000	Barclays Bank plc	02/05/15	506,201	(41,769)
MXN	6,893,000	Barclays Bank plc	02/05/15	510,755	(44,429)
MXN	9,797,000	Barclays Bank plc	02/05/15	715,695	(52,907)
MXN	12,534,000	Barclays Bank plc	02/05/15	918,935	(70,983)
MXN	16,860,000	Barclays Bank plc	02/05/15	1,247,226	(106,611)
MXN	8,746,000	Citibank N.A.	02/05/15	638,217	(46,532)
MXN	5,664,000	Credit Suisse International	02/05/15	410,277	(27,095)
MXN	91,488,000	Credit Suisse International	02/05/15	6,217,879	(28,520)
MXN	5,915,000	JPMorgan Chase Bank N.A.	02/05/15	434,687	(34,524)
MXN	10,508,000	JPMorgan Chase Bank N.A.	02/05/15	766,845	(55,956)
MXN	13,388,000	JPMorgan Chase Bank N.A.	02/05/15	981,849	(76,122)
MXN	15,949,000	JPMorgan Chase Bank N.A.	02/05/15	1,086,156	(7,172)
MXN	8,467,000	UBS AG, Stamford	02/05/15	574,700	(1,890)
MXN	91,077,000	UBS AG, Stamford	02/05/15	6,169,609	(8,056)
MXN	15,448,000	Westpac Banking Corp.	02/05/15	1,130,438	(85,348)

Contracts to Deliver
AUD	102,530,000	Citibank N.A.	01/05/15	87,692,935	3,987,459
AUD	11,870,000	Credit Suisse International	01/05/15	9,712,248	21,582
AUD	16,028,000	JPMorgan Chase Bank N.A.	01/05/15	13,101,439	16,183
AUD	9,061,000	JPMorgan Chase Bank N.A.	01/05/15	7,419,238	21,839
AUD	7,080,000	BNP Paribas S.A.	02/03/15	5,756,698	(11,224)
AUD	9,100,000	Citibank N.A.	02/03/15	7,413,292	(280)
AUD	9,061,000	Societe Generale Paris	02/03/15	7,364,628	(17,172)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	35,270,000	UBS AG, Stamford	02/03/15	$28,781,343	$47,639
AUD	18,224,000	UBS AG, Stamford	02/03/15	14,740,847	(105,850)
AUD	5,287,000	UBS AG, Stamford	02/03/15	4,311,924	4,720
BRL	23,674,683	BNP Paribas S.A.	01/05/15	9,112,131	205,847
BRL	193,500,000	Citibank N.A.	01/05/15	72,848,430	54,810
BRL	109,825,193	Deutsche Bank AG	01/05/15	41,346,733	31,109
BRL	220,000,000	JPMorgan Chase Bank N.A.	01/05/15	94,656,226	11,893,454
BRL	86,150,511	UBS AG, Stamford	01/05/15	36,251,004	3,841,663
BRL	860,000	BNP Paribas S.A.	04/02/15	349,562	33,841
BRL	73,140,000	Credit Suisse International	04/02/15	29,687,056	2,836,035
BRL	53,000,000	JPMorgan Chase Bank N.A.	04/02/15	22,386,484	2,929,222
BRL	25,952,534	JPMorgan Chase Bank N.A.	04/02/15	9,916,524	388,877
BRL	1,202,727	BNP Paribas S.A.	07/02/15	497,225	66,945
BRL	109,825,193	Deutsche Bank AG	07/02/15	40,481,088	1,190,767
BRL	12,571,330	Deutsche Bank AG	07/02/15	5,194,764	697,330
BRL	55,225,944	Goldman Sachs Bank USA	07/02/15	22,792,383	3,035,121
BRL	19,000,000	BNP Paribas S.A.	10/02/15	7,585,860	961,426
BRL	11,000,000	BNP Paribas S.A.	10/02/15	4,385,965	550,767
BRL	96,800,000	Barclays Bank plc	10/02/15	34,265,487	515,741
BRL	35,100,000	Citibank N.A.	10/02/15	12,402,827	165,058
BRL	98,000,000	UBS AG, Stamford	10/02/15	39,341,630	5,173,499
BRL	22,600,000	UBS AG, Stamford	10/02/15	8,192,858	313,269
BRL	3,900,000	UBS AG, Stamford	10/02/15	1,396,848	37,096
BRL	355,900,000	JPMorgan Chase Bank N.A.	01/05/16	123,084,904	2,044,892
BRL	75,000,000	UBS AG, Stamford	07/05/17	26,417,753	3,997,344
CAD	64,278,258	Citibank N.A.	02/10/15	58,679,366	3,399,760
CAD	94,569,439	Citibank N.A.	03/03/15	82,534,289	1,243,402
CHF	9,691,000	Goldman Sachs Bank USA	02/12/15	10,061,994	308,453
CHF	6,303,000	Goldman Sachs Bank USA	02/12/15	6,525,614	181,938
CHF	3,337,000	Goldman Sachs Bank USA	02/12/15	3,482,684	124,149
DKK	3,668,000	BNP Paribas S.A.	04/01/15	656,304	59,844
EUR	37,920,000	Citibank N.A.	01/05/15	46,741,963	856,860
EUR	16,742,000	Credit Suisse International	01/05/15	20,830,380	571,719
EUR	69,014,000	Deutsche Bank AG	01/05/15	84,651,675	1,141,271
EUR	100,037,000	Goldman Sachs Bank USA	01/05/15	124,636,638	3,586,847
EUR	35,223,000	Goldman Sachs Bank USA	01/05/15	43,550,136	928,538
EUR	17,899,000	Goldman Sachs Bank USA	01/05/15	22,263,562	604,874
EUR	18,315,000	JPMorgan Chase Bank N.A.	01/05/15	22,850,499	688,430
EUR	32,044,000	Societe Generale Paris	01/05/15	39,461,561	686,713
EUR	832,615,000	UBS AG, Stamford	01/05/15	1,034,278,516	26,772,575
EUR	762,579,000	Citibank N.A.	02/03/15	934,876,099	11,831,888
EUR	19,498,000	Citibank N.A.	02/03/15	23,808,384	207,529
EUR	69,014,000	Goldman Sachs Bank USA	02/03/15	84,111,503	575,275
EUR	2,126,000	JPMorgan Chase Bank N.A.	02/03/15	2,585,424	12,061
EUR	16,724,000	UBS AG, Stamford	02/03/15	20,362,975	119,838
EUR	18,538,000	BNP Paribas S.A.	06/15/15	25,141,050	2,673,977
EUR	24,522,000	Barclays Bank plc	06/15/15	33,315,834	3,596,470
EUR	33,803,000	Citibank N.A.	06/15/15	46,208,701	5,241,257
EUR	25,265,000	Credit Suisse International	06/15/15	34,263,130	3,643,289
EUR	10,096,000	Credit Suisse International	06/15/15	13,731,872	1,496,056
EUR	9,000,000	Deutsche Bank AG	08/07/15	12,062,700	1,147,122
EUR	5,200,000	Deutsche Bank AG	08/07/15	6,957,236	650,457
EUR	3,150,000	Deutsche Bank AG	02/01/16	4,238,955	402,705
EUR	37,241,000	Deutsche Bank AG	06/13/16	50,990,377	5,398,588
EUR	28,951,000	Barclays Bank plc	06/27/16	39,809,073	4,346,650
GBP	47,361,000	Credit Suisse International	01/05/15	74,346,351	529,446
GBP	47,361,000	Deutsche Bank AG	02/03/15	73,560,632	(239,437)
ILS	34,628,424	BNP Paribas S.A.	03/12/15	8,860,000	(19,812)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ILS	222,027,771	JPMorgan Chase Bank N.A.	03/12/15	$56,591,000	$(343,869)
ILS	78,415,450	JPMorgan Chase Bank N.A.	03/12/15	19,878,000	(230,176)
ILS	59,653,312	JPMorgan Chase Bank N.A.	03/12/15	15,200,000	(96,976)
ILS	49,101,431	JPMorgan Chase Bank N.A.	03/12/15	12,523,000	(68,144)
ILS	12,526,041	JPMorgan Chase Bank N.A.	03/12/15	3,213,000	931
ILS	3,840,000	JPMorgan Chase Bank N.A.	03/12/15	978,631	(6,066)
ILS	54,959,719	UBS AG, Stamford	03/12/15	14,030,000	(63,392)
INR	803,835,850	Goldman Sachs Bank USA	01/20/15	12,629,000	(65,155)
INR	259,862,750	JPMorgan Chase Bank N.A.	01/20/15	4,075,000	(28,746)
INR	14,312,250	JPMorgan Chase Bank N.A.	01/20/15	225,000	(1,019)
INR	150,343,200	UBS AG, Stamford	01/20/15	2,355,000	(19,216)
JPY	3,726,600,000	BNP Paribas S.A.	01/05/15	31,452,056	340,017
JPY	6,707,600,000	Citibank N.A.	01/05/15	57,094,714	1,095,381
JPY	40,236,700,000	Credit Suisse International	01/05/15	340,020,788	4,099,098
JPY	1,392,400,000	Credit Suisse International	01/05/15	11,761,337	136,692
JPY	9,299,800,000	Deutsche Bank AG	01/05/15	79,364,416	1,723,741
JPY	3,215,600,000	Goldman Sachs Bank USA	01/05/15	27,031,773	185,889
JPY	1,841,400,000	Goldman Sachs Bank USA	01/05/15	15,461,870	88,686
JPY	1,032,200,000	Goldman Sachs Bank USA	01/05/15	8,741,311	123,846
JPY	15,947,809,000	Citibank N.A.	02/03/15	132,105,774	(1,068,161)
JPY	3,906,000,000	Citibank N.A.	02/03/15	32,442,399	(175,084)
JPY	1,316,300,000	JPMorgan Chase Bank N.A.	02/03/15	10,938,745	(53,163)
JPY	1,788,317,028	UBS AG, Stamford	02/03/15	14,850,702	(82,837)
JPY	2,367,736,680	Credit Suisse International	08/07/15	23,300,000	3,482,892
MXN	677,600,842	BNP Paribas S.A.	01/22/15	51,187,977	5,307,936
MXN	112,919,500	BNP Paribas S.A.	01/22/15	8,519,526	873,799
MXN	30,213,925	Goldman Sachs Bank USA	01/22/15	2,287,720	241,950
MXN	407,576,686	BNP Paribas S.A.	02/05/15	30,850,145	3,276,713
MXN	39,654,000	BNP Paribas S.A.	02/05/15	2,914,535	231,858
MXN	57,160,000	Barclays Bank plc	02/05/15	4,183,653	316,657
MXN	890,733,971	Deutsche Bank AG	02/05/15	67,416,005	7,155,953
MXN	54,824,728	Deutsche Bank AG	02/05/15	3,724,000	14,990
MXN	39,819,432	Deutsche Bank AG	02/05/15	2,724,000	30,131
MXN	1,051,822,711	JPMorgan Chase Bank N.A.	02/05/15	74,378,440	3,220,390
MXN	666,031,000	JPMorgan Chase Bank N.A.	02/05/15	45,319,330	260,912
MXN	38,571,000	JPMorgan Chase Bank N.A.	02/05/15	2,676,553	67,142
MXN	281,692,754	BNP Paribas S.A.	02/19/15	21,239,313	2,200,004

Net Unrealized Appreciation					$115,812,663

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	03/06/15	1,742	EUR	233,574,101	$3,195,863
U.S. Treasury Long Bond Futures	03/20/15	9,580	USD	1,356,957,064	27,951,686
U.S. Treasury Note 10 Year Futures	03/20/15	16,849	USD	2,127,950,161	8,450,386

Futures Contracts—Short
90 Day EuroDollar Futures	06/15/15	(2,846)	USD	(708,355,572)	(49,404)
90 Day EuroDollar Futures	09/14/15	(2,838)	USD	(704,941,418)	53,168
90 Day EuroDollar Futures	12/14/15	(1,517)	USD	(375,888,466)	108,604
90 Day EuroDollar Futures	03/14/16	(631)	USD	(155,926,699)	38,149
90 Day Sterling Futures	03/18/15	(205)	GBP	(25,422,409)	(76,124)
90 Day Sterling Futures	06/17/15	(275)	GBP	(34,041,356)	(177,125)
90 Day Sterling Futures	09/16/15	(1,403)	GBP	(173,398,160)	(1,113,059)
Canada Government Bond 10 Year Futures	03/20/15	(477)	CAD	(64,821,590)	(1,078,026)
Euro-Bund 10 Year Bond Futures	03/06/15	(2,092)	EUR	(320,071,572)	(7,270,548)

Net Unrealized Appreciation					$30,033,570

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Call - OTC - AUD vs USD	USD	0.875	Deutsche Bank AG	01/08/15	(9,700,000)	$(54,431)	$—	$54,431
Call - OTC - AUD vs USD	USD	0.890	Credit Suisse International	01/22/15	(14,200,000)	(65,486)	(81)	65,405
Call - OTC - EUR vs USD	USD	1.268	Barclays Bank plc	01/20/15	(7,200,000)	(55,956)	(1,289)	54,667
Call - OTC - EUR vs USD	USD	1.260	Barclays Bank plc	01/20/15	(14,100,000)	(143,787)	(4,811)	138,976
Call - OTC - EUR vs USD	USD	1.268	Deutsche Bank AG	01/27/15	(14,000,000)	(119,400)	(5,861)	113,539
Call - OTC - EUR vs USD	USD	1.260	Deutsche Bank AG	02/10/15	(34,500,000)	(402,748)	(52,768)	349,980
Call - OTC - EUR vs USD	USD	1.265	Citibank N.A.	02/13/15	(16,100,000)	(175,979)	(20,982)	154,997
Call - OTC - EUR vs USD	USD	1.270	Deutsche Bank AG	02/18/15	(13,800,000)	(157,767)	(16,649)	141,118
Call - OTC - USD vs BRL	BRL	2.800	Goldman Sachs Bank USA	01/20/15	(8,900,000)	(66,750)	(20,247)	46,503
Call - OTC - USD vs BRL	BRL	2.800	JPMorgan Chase Bank N.A.	01/21/15	(8,200,000)	(78,720)	(20,492)	58,228
Call - OTC - USD vs BRL	BRL	2.900	JPMorgan Chase Bank N.A.	02/12/15	(10,900,000)	(86,110)	(32,831)	53,279
Call - OTC - USD vs INR	INR	63.500	Goldman Sachs Bank USA	01/12/15	(10,800,000)	(75,600)	(36,256)	39,344
Call - OTC - USD vs INR	INR	63.900	Barclays Bank plc	01/16/15	(9,300,000)	(50,685)	(26,542)	24,143
Call - OTC - USD vs INR	INR	63.400	JPMorgan Chase Bank N.A.	01/22/15	(6,800,000)	(43,316)	(49,463)	(6,147)
Call - OTC - USD vs INR	INR	63.270	Barclays Bank plc	01/27/15	(16,300,000)	(114,100)	(155,665)	(41,565)
Call - OTC - USD vs INR	INR	63.150	Deutsche Bank AG	01/28/15	(37,700,000)	(242,411)	(407,009)	(164,598)
Call - OTC - USD vs INR	INR	64.000	Credit Suisse International	02/05/15	(6,100,000)	(32,574)	(40,614)	(8,040)
Call - OTC - USD vs INR	INR	63.850	Barclays Bank plc	02/05/15	(10,700,000)	(58,085)	(79,555)	(21,470)
Call - OTC - USD vs INR	INR	63.500	Goldman Sachs Bank USA	02/18/15	(11,000,000)	(74,690)	(136,994)	(62,304)
Call - OTC - USD vs INR	INR	63.850	Goldman Sachs Bank USA	02/25/15	(3,300,000)	(28,149)	(37,627)	(9,478)
Call - OTC - USD vs INR	INR	65.900	JPMorgan Chase Bank N.A.	05/12/15	(46,200,000)	(378,840)	(615,107)	(236,267)
Call - OTC - USD vs JPY	JPY	119.000	Goldman Sachs Bank USA	01/16/15	(22,000,000)	(227,084)	(298,078)	(70,994)
Call - OTC - USD vs JPY	JPY	119.000	Goldman Sachs Bank USA	01/30/15	(22,000,000)	(254,100)	(362,164)	(108,064)
Call - OTC - USD vs MXN	MXN	13.850	Goldman Sachs Bank USA	01/28/15	(7,900,000)	(50,086)	(492,755)	(442,669)
Call - OTC - USD vs MXN	MXN	14.500	Credit Suisse International	02/02/15	(10,900,000)	(74,665)	(246,503)	(171,838)
Call - OTC - USD vs MXN	MXN	14.250	Goldman Sachs Bank USA	02/18/15	(11,600,000)	(87,580)	(447,806)	(360,226)
Call - OTC - USD vs MXN	MXN	14.480	Goldman Sachs Bank USA	02/20/15	(11,700,000)	(106,470)	(313,572)	(207,102)
Call - OTC - USD vs MXN	MXN	14.350	JPMorgan Chase Bank N.A.	02/26/15	(32,300,000)	(274,550)	(1,106,372)	(831,822)
Put - OTC - AUD vs USD	USD	0.855	Deutsche Bank AG	01/16/15	(13,800,000)	(146,258)	(534,339)	(388,081)
Put - OTC - EUR vs USD	USD	1.230	Goldman Sachs Bank USA	01/16/15	(14,900,000)	(165,125)	(327,871)	(162,746)
Put - OTC - EUR vs USD	USD	1.225	Goldman Sachs Bank USA	01/23/15	(14,900,000)	(149,596)	(297,653)	(148,057)
Put - OTC - USD vs BRL	BRL	2.300	Goldman Sachs Bank USA	01/20/15	(8,900,000)	(37,825)	(9)	37,816
Put - OTC - USD vs BRL	BRL	2.300	JPMorgan Chase Bank N.A.	01/21/15	(8,200,000)	(60,680)	(8)	60,672
Put - OTC - USD vs BRL	BRL	2.400	JPMorgan Chase Bank N.A.	02/12/15	(10,900,000)	(33,790)	(1,689)	32,101
Put - OTC - USD vs INR	INR	60.900	Barclays Bank plc	01/16/15	(9,300,000)	(50,685)	(102)	50,583
Put - OTC - USD vs INR	INR	60.920	Deutsche Bank AG	01/28/15	(37,700,000)	(229,216)	(2,413)	226,803
Put - OTC - USD vs INR	INR	61.000	Goldman Sachs Bank USA	02/18/15	(11,000,000)	(57,310)	(3,784)	53,526
Put - OTC - USD vs JPY	JPY	110.500	BNP Paribas S.A.	01/05/15	(9,900,000)	(88,209)	—	88,209
Put - OTC - USD vs JPY	JPY	110.500	UBS AG, Stamford	01/07/15	(12,700,000)	(122,237)	(25)	122,212
Put - OTC - USD vs JPY	JPY	112.500	UBS AG, Stamford	01/12/15	(38,500,000)	(301,262)	(2,887)	298,375
Put - OTC - USD vs JPY	JPY	115.000	BNP Paribas S.A.	01/12/15	(18,100,000)	(97,468)	(7,349)	90,119
Put - OTC - USD vs JPY	JPY	112.000	Credit Suisse International	01/20/15	(41,200,000)	(293,138)	(8,199)	284,939
Put - OTC - USD vs JPY	JPY	111.900	Citibank N.A.	01/23/15	(20,100,000)	(165,423)	(5,065)	160,358
Put - OTC - USD vs JPY	JPY	112.000	UBS AG, Stamford	02/09/15	(6,400,000)	(64,320)	(5,050)	59,270
Put - OTC - USD vs JPY	JPY	111.500	UBS AG, Stamford	02/09/15	(8,000,000)	(64,600)	(5,128)	59,472
Put - OTC - USD vs JPY	JPY	111.500	BNP Paribas S.A.	02/09/15	(8,000,000)	(64,600)	(5,128)	59,472
Put - OTC - USD vs JPY	JPY	111.750	BNP Paribas S.A.	02/09/15	(16,600,000)	(150,728)	(11,803)	138,925
Put - OTC - USD vs JPY	JPY	112.500	UBS AG, Stamford	02/11/15	(19,700,000)	(181,732)	(21,040)	160,692
Put - OTC - USD vs JPY	JPY	112.600	JPMorgan Chase Bank N.A.	02/13/15	(31,700,000)	(312,245)	(38,579)	273,666
Put - OTC - USD vs JPY	JPY	112.000	Barclays Bank plc	03/12/15	(22,000,000)	(262,240)	(53,614)	208,626
Put - OTC - USD vs JPY	JPY	112.880	Citibank N.A.	03/13/15	(13,000,000)	(157,170)	(42,315)	114,855
Put - OTC - USD vs JPY	JPY	112.850	Deutsche Bank AG	03/25/15	(12,700,000)	(165,608)	(51,181)	114,427
Put - OTC - USD vs JPY	JPY	110.000	UBS AG, Stamford	05/12/15	(23,700,000)	(274,920)	(92,785)	182,135
Put - OTC - USD vs JPY	JPY	111.400	Credit Suisse International	05/14/15	(10,500,000)	(144,690)	(57,004)	87,686
Put - OTC - USD vs JPY	JPY	112.000	JPMorgan Chase Bank N.A.	05/15/15	(3,700,000)	(62,715)	(23,077)	39,638
Put - OTC - USD vs JPY	JPY	112.000	Citibank N.A.	05/15/15	(6,800,000)	(116,280)	(42,412)	73,868
Put - OTC - USD vs JPY	JPY	112.500	Deutsche Bank AG	05/22/15	(17,800,000)	(202,030)	(131,667)	70,363
Put - OTC - USD vs JPY	JPY	113.500	Goldman Sachs Bank USA	05/27/15	(18,200,000)	(263,900)	(171,681)	92,219

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Written Options—(Continued)

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - USD vs JPY	JPY	100.000	UBS AG, Stamford	07/03/15	(19,800,000)	$(126,720)	$(21,562)	$105,158
Put - OTC - USD vs JPY	JPY	99.000	Citibank N.A.	09/30/15	(48,900,000)	(488,872)	(110,807)	378,065
Put - OTC - USD vs JPY	JPY	109.000	JPMorgan Chase Bank N.A.	11/10/15	(17,600,000)	(336,600)	(202,594)	134,006
Put - OTC - USD vs JPY	JPY	109.000	Societe Generale Paris	11/19/15	(18,700,000)	(318,947)	(223,222)	95,725
Put - OTC - USD vs MXN	MXN	13.250	Goldman Sachs Bank USA	01/28/15	(7,900,000)	(45,899)	(8)	45,891

Totals						$(9,383,157)	$(7,530,143)	$1,853,014

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%) - [Final Index/Initial Index)] or 0[10]	03/10/20	$(5,800,000)	$(43,500)	$(1,248)	$42,252
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%) - [Final Index/Initial Index)] or 0[10]	03/12/20	(16,200,000)	(137,080)	(3,485)	133,595
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%) - [Final Index/Initial Index)] or 0[10]	04/07/20	(38,800,000)	(346,040)	(9,118)	336,922
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%) - [Final Index/Initial Index)] or 0[10]	09/29/20	(17,500,000)	(225,750)	(4,933)	220,817
Floor - OTC CPURNSA Index	218.011	Deutsche Bank AG	Maximum of [(1 + 0.000%) - [Final Index/Initial Index)] or 0[10]	10/13/20	(18,000,000)	(176,400)	(5,438)	170,962

Totals						$(928,770)	$(24,222)	$904,548

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10-Year Interest Rate Swap	1.600%	Goldman Sachs Bank USA	6-Month EUR-LIBOR	Pay	01/20/15	EUR	(79,000,000)	$(833,380)	$—	$833,380
Put - OTC - 30-Year Interest Rate Swap	3.320%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	01/16/15	USD	(33,600,000)	(342,720)	—	342,720
Put - OTC - 5-Year Interest Rate Swap	2.770%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	01/23/15	USD	(101,700,000)	(14,238)	—	14,238
Put - OTC - 10-Year Interest Rate Swap	2.820%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	01/30/15	USD	(10,800,000)	(50,490)	(810)	49,680
Put - OTC - 30-Year Interest Rate Swap	3.300%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	01/30/15	USD	(17,400,000)	(200,100)	(905)	199,195
Put - OTC - 10-Year Interest Rate Swap	1.550%	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	03/23/15	EUR	(17,700,000)	(146,794)	(4,798)	141,996
Put - OTC - 10-Year Interest Rate Swap	2.800%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	02/02/15	USD	(52,800,000)	(842,160)	(5,808)	836,352
Put - OTC - 30-Year Interest Rate Swap	3.003%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	01/21/15	USD	(29,200,000)	(917,573)	(12,001)	905,572
Put - OTC - 30-Year Interest Rate Swap	3.250%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	03/02/15	USD	(19,000,000)	(177,175)	(14,858)	162,317
Put - OTC - 30-Year Interest Rate Swap	3.270%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	03/27/15	USD	(37,900,000)	(459,535)	(70,304)	389,231
Call - OTC - 10-Year Interest Rate Swap	0.950%	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	03/23/15	EUR	(17,700,000)	(45,873)	(338,852)	(292,979)
Put - OTC - 2-Year Interest Rate Swap	2.800%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	01/16/18	USD	(40,000,000)	(500,000)	(416,200)	83,800
Put - OTC - 5-Year Interest Rate Swap	2.600%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/14/15	USD	(79,600,000)	(1,044,750)	(418,059)	626,691

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Interest Rate Swap	2.520%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/18/15	USD	(260,600,000)	$(2,280,250)	$(1,671,228)	$609,022
Call - OTC - 10-Year Interest Rate Swap	1.200%	Goldman Sachs Bank USA	6-Month EUR-LIBOR	Receive	01/20/15	EUR	(79,000,000)	(427,374)	(3,529,807)	(3,102,433)

Totals								$(8,282,412)	$(6,483,630)	$1,798,782

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Credit Default Swap	1.200%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(14,500,000)	$(35,913)	$(88)	$35,825
Put - OTC - 5-Year Credit Default Swap	1.100%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(6,300,000)	(15,896)	(120)	15,776
Put - OTC - 5-Year Credit Default Swap	1.000%	Citibank N.A.	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(8,700,000)	(20,648)	(480)	20,168
Put - OTC - 5-Year Credit Default Swap	1.000%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(11,600,000)	(32,564)	(640)	31,924
Put - OTC - 5-Year Credit Default Swap	1.000%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(11,600,000)	(31,934)	(640)	31,294
Put - OTC - 5-Year Credit Default Swap	0.900%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(6,300,000)	(9,837)	(988)	8,849
Put - OTC - 5-Year Credit Default Swap	0.900%	BNP Paribas S.A.	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(12,600,000)	(21,316)	(1,975)	19,341
Put - OTC - 5-Year Credit Default Swap	0.900%	Citibank N.A.	Markit iTraxx Europe, Series 22	Sell	01/21/15	EUR	(15,500,000)	(30,282)	(2,430)	27,852
Call - OTC - 5-Year Credit Default Swap	0.550%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Buy	02/18/15	EUR	(6,100,000)	(5,353)	(5,749)	(396)
Put - OTC - 5-Year Credit Default Swap	0.850%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Sell	02/18/15	EUR	(6,100,000)	(12,235)	(5,779)	6,456
Call - OTC - 5-Year Credit Default Swap	0.600%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(6,300,000)	(11,214)	(7,423)	3,791
Call - OTC - 5-Year Credit Default Swap	0.550%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Buy	02/18/15	EUR	(12,500,000)	(14,986)	(11,780)	3,206
Put - OTC - 5-Year Credit Default Swap	0.850%	Societe Generale Paris	Markit iTraxx Europe, Series 22	Sell	02/18/15	EUR	(12,500,000)	(22,778)	(11,843)	10,935
Call - OTC - 5-Year Credit Default Swap	0.550%	Citibank N.A.	Markit iTraxx Europe, Series 22	Buy	02/18/15	EUR	(14,200,000)	(10,688)	(13,382)	(2,694)
Put - OTC - 5-Year Credit Default Swap	0.850%	Citibank N.A.	Markit iTraxx Europe, Series 22	Sell	02/18/15	EUR	(14,200,000)	(28,946)	(13,454)	15,492
Call - OTC - 5-Year Credit Default Swap	0.600%	JPMorgan Chase Bank N.A.	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(11,600,000)	(16,282)	(13,667)	2,615
Call - OTC - 5-Year Credit Default Swap	0.600%	Goldman Sachs International	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(11,600,000)	(14,111)	(13,667)	444
Call - OTC - 5-Year Credit Default Swap	0.600%	BNP Paribas S.A.	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(12,600,000)	(24,474)	(14,845)	9,629
Call - OTC - 5-Year Credit Default Swap	0.600%	Citibank N.A.	Markit iTraxx Europe, Series 22	Buy	01/21/15	EUR	(24,200,000)	(42,205)	(28,513)	13,692

Totals								$(401,662)	$(147,463)	$254,199

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Year BRL CDI	10.910%	01/02/17	BNP Paribas S.A.	BRL	8,100,000	$(55,527)	$(34,839)	$(20,688)
Pay	1-Year BRL CDI	11.470%	01/02/17	BNP Paribas S.A.	BRL	213,800,000	(626,667)	114,256	(740,923)
Pay	1-Year BRL CDI	10.910%	01/02/17	Goldman Sachs Bank USA	BRL	1,500,000	(10,283)	(4,913)	(5,370)
Pay	1-Year BRL CDI	11.470%	01/02/17	Goldman Sachs Bank USA	BRL	549,500,000	(1,610,633)	479,860	(2,090,493)
Pay	1-Year BRL CDI	11.470%	01/02/17	JPMorgan Chase Bank N.A.	BRL	33,400,000	(97,898)	(6,346)	(91,552)
Pay	1-Year BRL CDI	13.060%	01/02/18	Credit Suisse International	BRL	10,900,000	36,382	18,450	17,932
Pay	1-Year BRL CDI	13.060%	01/02/18	JPMorgan Chase Bank N.A.	BRL	131,500,000	438,926	—	438,926
Pay	1-Year BRL CDI	13.060%	01/02/18	UBS AG, Stamford	BRL	45,800,000	152,873	83,207	69,666
Pay	1-Year BRL CDI	12.460%	01/04/21	Citibank N.A.	BRL	37,000,000	178,777	—	178,777
Pay	1-Year BRL CDI	11.250%	01/04/21	Citibank N.A.	BRL	13,000,000	(116,564)	(132,245)	15,681
Pay	1-Year BRL CDI	12.000%	01/04/21	Deutsche Bank AG	BRL	5,100,000	(423)	1,566	(1,989)
Pay	1-Year BRL CDI	11.680%	01/04/21	Deutsche Bank AG	BRL	20,600,000	(65,627)	(25,266)	(40,361)
Pay	1-Year BRL CDI	11.250%	01/04/21	Deutsche Bank AG	BRL	13,000,000	(116,564)	(140,085)	23,521
Pay	1-Year BRL CDI	11.500%	01/04/21	Deutsche Bank AG	BRL	186,800,000	(1,065,295)	257,104	(1,322,399)
Pay	1-Year BRL CDI	11.500%	01/04/21	Goldman Sachs Bank USA	BRL	121,700,000	(694,038)	200,677	(894,715)
Pay	1-Year BRL CDI	12.330%	01/04/21	JPMorgan Chase Bank N.A.	BRL	42,500,000	152,375	—	152,375
Pay	1-Year BRL CDI	12.560%	01/04/21	Morgan Stanley Capital Services, LLC	BRL	38,600,000	327,434	142,152	185,282
Pay	1- Year BRL CDI	12.055%	01/04/21	Morgan Stanley Capital Services, LLC	BRL	75,300,000	119,312	100,558	18,754
Pay	1- Year BRL CDI	11.250%	01/04/21	UBS AG, Stamford	BRL	26,000,000	(233,129)	(269,995)	36,866
Receive	28-Day MXN TIIE	3.370%	03/17/15	Morgan Stanley Capital Services, LLC	MXN	5,466,000,000	(31,676)	—	(31,676)
Receive	28-Day MXN TIIE	3.540%	08/31/15	UBS AG, Stamford	MXN	996,000,000	365	—	365
Pay	28-Day MXN TIIE	5.795%	12/10/21	UBS AG, Stamford	MXN	100,000	2	—	2
Pay	28-Day MXN TIIE	5.750%	06/05/23	BNP Paribas S.A.	MXN	100,000	(97)	(128)	31
Pay	28-Day MXN TIIE	5.750%	06/05/23	Deutsche Bank AG	MXN	100,000	(97)	(155)	58
Pay	28-Day MXN TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	(194)	(486)	292
Pay	28-Day MXN TIIE	6.000%	06/05/23	JPMorgan Chase Bank N.A.	MXN	300,000	73	(1,099)	1,172
Pay	28-Day MXN TIIE	6.300%	04/26/24	UBS AG, Stamford	MXN	510,000,000	721,448	789,472	(68,024)
Pay	28-Day MXN TIIE	6.920%	11/28/29	Bank of America N.A.	MXN	85,400,000	201,914	—	201,914
Pay	28-Day MXN TIIE	7.020%	06/08/34	Deutsche Bank AG	MXN	213,350,000	268,887	378,224	(109,337)
Pay	28-Day MXN TIIE	6.810%	06/19/34	Deutsche Bank AG	MXN	30,000,000	(16,487)	3,315	(19,802)

Totals							$(2,142,431)	$1,953,284	$(4,095,715)

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	28-Day MXN TIIE	3.420%	06/05/15	MXN	1,347,000,000	$(5,510)
Receive	28-Day MXN TIIE	3.605%	12/18/15	MXN	1,245,000,000	70,700
Receive	28-Day MXN TIIE	3.740%	02/12/16	MXN	545,000,000	15,062
Pay	28-Day MXN TIIE	5.700%	01/18/19	MXN	194,000,000	(73,060)
Pay	28-Day MXN TIIE	6.350%	06/02/21	MXN	30,900,000	7,177

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Centrally Cleared Interest Rate Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	5.920%	12/08/21	MXN	53,000,000	$31,268
Pay	28-Day MXN TIIE	5.850%	12/21/21	MXN	141,000,000	39,548
Pay	28-Day MXN TIIE	5.500%	09/02/22	MXN	700,000	769
Pay	28-Day MXN TIIE	6.000%	06/05/23	MXN	200,000	(298)
Pay	28-Day MXN TIIE	5.750%	06/05/23	MXN	200,000	(114)
Pay	28-Day MXN TIIE	6.300%	04/26/24	MXN	760,000,000	(113,220)
Pay	28-Day MXN TIIE	6.915%	09/10/29	MXN	150,600,000	167,959
Pay	28-Day MXN TIIE	6.410%	11/07/29	MXN	182,000,000	(221,222)
Pay	28-Day MXN TIIE	6.840%	11/27/29	MXN	29,300,000	54,251
Pay	28-Day MXN TIIE	6.710%	11/30/29	MXN	165,200,000	147,406
Pay	28-Day MXN TIIE	7.020%	06/08/34	MXN	537,450,000	152,086
Pay	28-Day MXN TIIE	6.810%	06/19/34	MXN	267,900,000	(289,595)
Receive	3-Month USD-LIBOR	0.665%	04/17/16	USD	1,867,300,000	(469,160)
Receive	3-Month USD-LIBOR	1.000%	04/17/17	USD	511,400,000	(391,110)
Receive	3-Month USD-LIBOR	1.780%	12/02/19	USD	310,900,000	(292,899)
Receive	3-Month USD-LIBOR	1.800%	12/03/19	USD	186,200,000	(347,548)
Receive	3-Month USD-LIBOR	1.750%	03/19/20	USD	241,800,000	22,900
Pay	3-Month USD-LIBOR	4.000%	06/19/24	USD	63,200,000	2,187,895
Receive	3-Month USD-LIBOR	2.550%	10/16/24	USD	129,000,000	(3,176,443)
Receive	3-Month USD-LIBOR	4.250%	06/15/41	USD	227,400,000	(2,933,248)
Receive	3-Month USD-LIBOR	2.800%	12/18/43	USD	86,900,000	(5,902,444)
Receive	3-Month USD-LIBOR	3.250%	12/18/43	USD	330,000,000	(40,330,186)
Receive	6-Month GBP-LIBOR	1.500%	09/18/16	GBP	266,800,000	(1,226,650)
Receive	6-Month GBP-LIBOR	1.590%	10/05/16	GBP	183,500,000	(1,646,481)
Receive	6-Month GBP-LIBOR	1.500%	03/18/17	GBP	26,300,000	(212,628)
Receive	6-Month GBP-LIBOR	1.880%	10/05/17	GBP	61,300,000	(1,214,687)
Receive	6-Month EURIBOR	0.450%	12/09/19	EUR	35,200,000	(201,744)
Receive	6-Month EURIBOR	1.250%	03/18/25	EUR	30,800,000	(214,876)
Receive	6-Month JPY-LIBOR	0.500%	09/17/21	JPY	13,150,000,000	(546,576)
Pay	Federal Funds Rate Compounded - OIS	0.089%	02/27/15	USD	450,300,000	(17,639)
Pay	Federal Funds Rate Compounded - OIS	1.000%	10/15/17	USD	417,900,000	(2,312,493)

Total						$(59,242,810)

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America Investment Grade, Series 23	1.000%	12/20/19	0.662%	USD	1,300,000	$(835)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/13	1.000%	03/20/15	Goldman Sachs International	0.083%	USD	3,100,000	$6,233	$(54,777)	$61,010
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	06/20/15	Citibank N.A.	0.788%	USD	11,700,000	11,719	(327,293)	339,012

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	06/20/15	Deutsche Bank AG	0.788%	USD	6,100,000	$6,110	$(66,949)	$73,059
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	06/20/15	JPMorgan Chase Bank N.A.	0.788%	USD	12,700,000	12,721	(139,386)	152,107
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	09/20/15	Citibank N.A.	0.789%	USD	1,200,000	1,843	(18,832)	20,675
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	09/20/15	JPMorgan Chase Bank N.A.	0.789%	USD	4,100,000	6,297	(41,229)	47,526
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	09/20/15	UBS AG, Stamford	0.789%	USD	1,600,000	2,457	(15,139)	17,596
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.918%	USD	37,100,000	29,552	(214,047)	243,599
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	06/20/16	Deutsche Bank AG	1.089%	USD	3,500,000	(4,574)	(11,731)	7,157
Brazilian Government International Bonds 12.250%, due 03/06/30	1.000%	03/20/19	Deutsche Bank AG	1.681%	USD	1,100,000	(30,014)	(47,059)	17,045
Brazilian Government International Bonds 12.250%, due 3/6/30	1.000%	12/20/19	JPMorgan Chase Bank N.A.	1.937%	USD	13,100,000	(568,400)	(477,111)	(91,289)
Brazilian Government International Bonds 12.250%, due 03/06/30	1.000%	12/20/19	Morgan Stanley Capital Services, LLC	1.937%	USD	27,500,000	(1,193,207)	(975,872)	(217,335)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Barclays Bank plc	0.622%	USD	800,000	11,711	7,830	3,881
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Citibank N.A.	0.622%	USD	2,200,000	32,204	20,448	11,756
China Government International Bond 4.25%, due 10/28/14	1.000%	12/20/19	JPMorgan Chase Bank N.A.	0.821%	USD	7,700,000	65,692	50,937	14,755
China Government International Bond 4.25%, due 10/28/14	1.000%	12/20/19	Morgan Stanley Capital Services, LLC	0.821%	USD	1,800,000	15,357	11,464	3,893
General Electric Capital Corp. 5.625%, due 9/15/17	1.000%	09/20/15	Deutsche Bank AG	0.261%	USD	3,500,000	18,829	43,236	(24,407)
General Electric Capital Corp. 5.625%, due 9/15/17	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.292%	USD	6,500,000	44,995	(127,348)	172,343
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/16	BNP Paribas S.A.	0.574%	USD	6,100,000	44,810	65,260	(20,450)
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/16	Barclays Bank plc	0.574%	USD	26,100,000	191,729	142,958	48,771
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/16	Deutsche Bank AG	0.574%	USD	57,800,000	424,595	366,407	58,188
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/16	Deutsche Bank AG	0.574%	USD	48,000,000	352,605	314,481	38,124
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/16	Deutsche Bank AG	0.574%	USD	5,600,000	41,137	56,139	(15,002)
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Barclays Bank plc	0.722%	USD	2,200,000	14,970	8,305	6,665
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Citibank N.A.	0.722%	USD	1,400,000	9,526	8,209	1,317

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Goldman Sachs International	0.722%	USD	1,300,000	$8,846	$7,405	$1,441
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Morgan Stanley Capital Services, LLC	0.722%	USD	2,200,000	14,970	7,617	7,353
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Barclays Bank plc	1.114%	USD	3,500,000	(17,083)	(22,112)	5,029
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Barclays Bank plc	1.114%	USD	3,500,000	(17,083)	(23,803)	6,720
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Deutsche Bank AG	1.114%	USD	1,200,000	(5,857)	(8,723)	2,866
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Goldman Sachs International	1.114%	USD	8,700,000	(42,463)	(39,667)	(2,796)
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/19	Barclays Bank plc	1.155%	USD	800,000	(5,560)	—	(5,560)
Italy Government International Bond 6.875%, due 9/27/2023	1.000%	09/20/19	Deutsche Bank AG	1.155%	USD	3,700,000	(25,716)	(1,775)	(23,941)
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/15	Citibank N.A.	0.370%	USD	3,100,000	4,281	(71,176)	75,457
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/15	Deutsche Bank AG	0.370%	USD	1,400,000	1,934	(32,144)	34,078
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/15	Citibank N.A.	0.370%	USD	1,900,000	8,710	(28,651)	37,361
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/15	UBS AG, Stamford	0.370%	USD	600,000	2,750	(8,488)	11,238
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/16	Barclays Bank plc	0.437%	USD	10,800,000	74,660	(82,990)	157,650
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	03/20/16	Citibank N.A.	0.437%	USD	6,900,000	47,699	(125,166)	172,865
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/16	Deutsche Bank AG	0.437%	USD	19,600,000	135,493	(143,793)	279,286
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	06/20/16	Citibank N.A.	0.487%	USD	10,000,000	75,795	(21,564)	97,359
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	Goldman Sachs International	0.523%	USD	4,600,000	37,916	(21,933)	59,849
Mexico Government International Bond 5.950% due 3/19/19	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.523%	USD	2,000,000	16,485	11,531	4,954
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.523%	USD	9,400,000	77,480	(40,540)	118,020
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	UBS AG, Stamford	0.523%	USD	4,100,000	33,794	(17,990)	51,784
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	12/20/16	Citibank N.A.	0.549%	USD	5,000,000	44,474	65,986	(21,512)
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/16	JPMorgan Chase Bank N.A.	0.549%	USD	1,200,000	10,674	16,197	(5,523)
Mexico Government International Bond 5.950% due 3/19/19	1.000%	06/20/17	Goldman Sachs International	0.613%	USD	2,900,000	27,549	(12,796)	40,345
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	Citibank N.A.	0.821%	USD	700,000	4,854	(1,033)	5,887
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	Goldman Sachs International	0.821%	USD	2,800,000	19,417	(6,879)	26,296
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	JPMorgan Chase Bank N.A.	0.821%	USD	700,000	4,854	(1,118)	5,972
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	12/20/19	Citibank N.A.	0.996%	USD	69,900,000	13,442	414,082	(400,640)
Mexico Government International Bond 5.950%, due 3/19/2019	1.000%	12/20/19	Goldman Sachs International	0.996%	USD	13,000,000	2,500	86,635	(84,135)

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	12/20/19	Morgan Stanley Capital Services, LLC	0.996%	USD	2,200,000	$423	$13,036	$(12,613)
Morgan Stanley 6.000%, due 4/28/15	1.000%	09/20/18	Deutsche Bank AG	0.639%	USD	24,100,000	316,170	298,407	17,763
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/15	BNP Paribas S.A.	5.188%	USD	4,500,000	(178,354)	(108,228)	(70,126)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/19	BNP Paribas S.A.	4.408%	USD	12,100,000	(1,737,182)	(1,219,755)	(517,427)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/19	Barclays Bank plc	4.408%	USD	9,700,000	(1,392,617)	(1,153,284)	(239,333)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	1.000%	12/20/19	Goldman Sachs International	4.408%	USD	4,700,000	(674,773)	(513,648)	(161,125)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/2018	5.000%	12/20/19	JPMorgan Chase Bank N.A.	4.408%	USD	2,100,000	52,417	(51,677)	104,094
Republic of Greece Government Bonds 2.00%, due 02/24/23	1.000%	12/20/15	Goldman Sachs International	16.837%	USD	7,200,000	(975,946)	(330,151)	(645,795)
Republic of Greece Government Bonds 2.00%, due 02/24/23	1.000%	12/20/15	Goldman Sachs International	16.837%	USD	9,300,000	(1,260,597)	(687,021)	(573,576)
Republic of Indonesia 6.750%, due 3/10/14	1.000%	09/20/15	Citibank N.A.	0.295%	USD	1,400,000	7,180	(31,728)	38,908
Republic of Indonesia 6.750% due 3/10/14	1.000%	06/20/16	Citibank N.A.	0.450%	USD	3,000,000	24,399	(55,608)	80,007
Russian Government International Bond 7.500%, due 3/31/30	1.000%	09/20/15	Barclays Bank plc	5.125%	USD	3,800,000	(111,488)	(48,575)	(62,913)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	09/20/15	Citibank N.A.	5.125%	USD	17,000,000	(498,764)	(198,559)	(300,205)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	09/20/15	Deutsche Bank AG	5.125%	USD	1,300,000	(38,141)	(15,901)	(22,240)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	03/20/19	BNP Paribas S.A.	4.827%	USD	10,900,000	(1,516,679)	(787,250)	(729,429)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	03/20/19	Barclays Bank plc	4.827%	USD	9,200,000	(1,280,133)	(664,468)	(615,665)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	03/20/19	Citibank N.A.	4.827%	USD	6,700,000	(932,270)	(511,648)	(420,622)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	03/20/19	Deutsche Bank AG	4.827%	USD	2,600,000	(361,777)	(195,608)	(166,169)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	09/20/19	Barclays Bank plc	4.793%	USD	28,000,000	(4,237,479)	(1,645,582)	(2,591,897)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	12/20/19	Barclays Bank plc	4.779%	USD	7,800,000	(1,225,979)	(557,835)	(668,144)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	12/20/19	Barclays Bank plc	4.779%	USD	7,800,000	(1,225,979)	(861,869)	(364,110)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	12/20/19	Citibank N.A.	4.779%	USD	15,000,000	(2,357,651)	(1,354,208)	(1,003,443)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	12/20/19	Goldman Sachs International	4.779%	USD	12,800,000	(2,011,862)	(907,148)	(1,104,714)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	12/20/19	JPMorgan Chase Bank N.A.	4.779%	USD	17,900,000	(2,813,464)	(1,677,145)	(1,136,319)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	06/20/19	JPMorgan Chase Bank N.A.	4.809%	USD	1,200,000	(174,369)	(69,247)	(105,122)
Russian Government International Bond 7.500%, due 3/31/30	1.000%	06/20/19	Morgan Stanley Capital Services, LLC	4.809%	USD	100,000	(14,531)	(5,680)	(8,851)
Sberbank of Russia Via SB Capital S.A. 5.500%, due 7/7/15	1.000%	09/20/15	Citibank N.A.	7.185%	USD	700,000	(30,491)	(12,110)	(18,381)

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sberbank of Russia Via SB Capital S.A. 5.500%, due 7/7/15	1.000%	09/20/15	JPMorgan Chase Bank N.A.	7.185%	USD	200,000	$(8,712)	$(3,139)	$(5,573)
U.S. Treasury Note 4.875%, due 8/15/16	0.250%	09/20/15	UBS AG, Stamford	0.097%	EUR	31,800,000	43,051	(477,132)	520,183
U.S. Treasury Note 4.875%, due 8/15/16	0.250%	03/20/16	BNP Paribas S.A.	0.099%	EUR	21,500,000	48,444	(303,267)	351,711
Verizon Communications, Inc. 5.500%, due 4/1/17	1.000%	09/20/18	Credit Suisse International	0.471%	USD	500,000	9,671	13,357	(3,686)

Totals							$(24,453,771)	$(15,646,658)	$(8,807,113)

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX North America Investment Grade, Series 9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.104%	USD	1,928,998	$25,539	$—	$25,539
Markit iTraxx Europe Sub Financials, Series 22	1.000%	12/20/19	Barclays Bank plc	1.488%	EUR	12,500,000	(353,074)	(766,393)	413,319
Markit iTraxx Europe Sub Financials, Series 22	1.000%	12/20/19	Citibank N.A.	1.488%	EUR	2,800,000	(79,089)	(91,824)	12,735
Markit iTraxx Europe Sub Financials, Series 22	1.000%	12/20/19	Goldman Sachs International	1.488%	EUR	19,000,000	(536,673)	(423,911)	(112,762)
Markit iTraxx Europe Sub Financials, Series 22	1.000%	12/20/19	Morgan Stanley Capital Services, LLC	1.488%	EUR	5,600,000	(158,177)	(181,929)	23,752
Markit iTraxx Europe Sub Financials, Series 22	1.000%	12/20/19	Societe Generale Paris	1.488%	EUR	12,700,000	(358,723)	(740,110)	381,387

Totals							$(1,460,197)	$(2,204,167)	$743,970

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CHF)—	Swiss Franc
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(DKK)—	Danish Krone
(EUR)—	Euro
(EURIBOR)—	Euro Interbank Offered Rate
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(MXN)—	Mexican Peso
(TIIE)—	Tasa de Interès Interbancaria de Equilibio
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,684,262,036	$—	$3,684,262,036
Total Corporate Bonds & Notes*	—	2,002,745,457	—	2,002,745,457
Total Foreign Government*	—	1,267,215,703	—	1,267,215,703
Total Asset-Backed Securities*	—	536,163,373	—	536,163,373
Total Mortgage-Backed Securities*	—	381,187,855	—	381,187,855
Total Municipals	—	319,475,434	—	319,475,434
Total Floating Rate Loans*	—	45,283,157	—	45,283,157
Total Convertible Preferred Stock*	44,561,700	—	—	44,561,700
Total Convertible Bond*	—	43,623,373	—	43,623,373
Total Preferred Stock*	29,830,504	—	—	29,830,504
Purchased Options
Put Options	26,406	483,080	—	509,486
Short-Term Investments
Discount Notes	—	325,747,327	—	325,747,327
U.S. Treasury	—	4,846,220	—	4,846,220
Commercial Paper	—	197,797,795	—	197,797,795
Repurchase Agreement	—	1,007,697	—	1,007,697
Certificate of Deposit	—	144,100,000	—	144,100,000
Total Short-Term Investments	—	673,499,039	—	673,499,039
Total Investments	$74,418,610	$8,953,938,507	$—	$9,028,357,117

Secured Borrowings (Liability)	$—	$(16,230,026)	$—	$(16,230,026)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$164,539,947	$—	$164,539,947
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(48,727,284)	—	(48,727,284)
Total Forward Contracts	$—	$115,812,663	$—	$115,812,663
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$39,797,856	$—	$—	$39,797,856
Futures Contracts (Unrealized Depreciation)	(9,764,286)	—	—	(9,764,286)
Total Futures Contracts	$30,033,570	$—	$—	$30,033,570
Written Options
Credit Default Swaptions at Value	$—	$(147,463)	$—	$(147,463)
Foreign Currency Written Options at Value	—	(7,530,143)	—	(7,530,143)
Inflation Capped Options at Value	—	(24,222)	—	(24,222)
Interest Rate Swaptions at Value	—	(6,483,630)	—	(6,483,630)
Total Written Options	$—	$(14,185,458)	$—	$(14,185,458)

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,897,021	$—	$2,897,021
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(62,140,666)	—	(62,140,666)
Total Centrally Cleared Swap Contracts	$—	$(59,243,645)	$—	$(59,243,645)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,139,731	$—	$5,139,731
OTC Swap Contracts at Value (Liabilities)	—	(33,196,130)	—	(33,196,130)
Total OTC Swap Contracts	$—	$(28,056,399)	$—	$(28,056,399)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-35

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$9,028,357,117
Cash	5,191,666
Cash denominated in foreign currencies (b)	8,257,492
Cash collateral (c)	4,228,000
OTC swap contracts at market value (d)	5,139,731
Unrealized appreciation on forward foreign currency exchange contracts	164,539,947
Receivable for:
Investments sold	37,577,401
TBA securities sold	290,690,625
Fund shares sold	928,215
Interest	51,537,799
Variation margin on futures contracts	8,431,635
Interest on OTC swap contracts	729,046
Prepaid expenses	22,179
Other assets	289,898

Total Assets	9,605,920,751
Liabilities
Written options at value (e)	14,185,458
Secured borrowings	16,230,026
OTC swap contracts at market value (f)	33,196,130
Cash collateral (g)	85,050,000
Unrealized depreciation on forward foreign currency exchange contracts	48,727,284
Payables for:
Investments purchased	41,777,187
TBA securities purchased	1,269,641,250
Fund shares redeemed	2,675,717
Deferred dollar roll income	9,356
Variation margin on swap contracts	28,801
Interest on OTC swap contracts	448,247
Accrued expenses:
Management fees	3,301,946
Distribution and service fees	812,087
Deferred trustees’ fees	67,424
Other expenses	1,094,477

Total Liabilities	1,517,245,390

Net Assets	$8,088,675,361

Net assets consist of:
Paid in surplus	$7,706,092,165
Undistributed net investment income	268,293,149
Accumulated net realized gain	5,381,545
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	108,908,502

Net Assets	$8,088,675,361

Net Assets
Class A	$4,267,556,495
Class B	3,764,406,018
Class E	56,712,848
Capital Shares Outstanding*
Class A	352,995,662
Class B	316,637,898
Class E	4,730,069
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.09
Class B	11.89
Class E	11.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,997,264,800.
(b)	Identified cost of cash denominated in foreign currencies was $7,960,396.
(c)	Includes collateral of $296,000 for futures contracts and $3,932,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $1,000,218.
(e)	Premiums received on written options were $18,996,001.
(f)	Net premium received on OTC swap contracts was $16,897,759.
(g)	Includes collateral of $84,054,000 for OTC swap contracts and $996,000 for TBAs.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$5,068,190
Interest	195,084,489

Total investment income	200,152,679
Expenses
Management fees	40,636,569
Administration fees	197,920
Custodian and accounting fees	2,101,584
Distribution and service fees—Class B	10,041,640
Distribution and service fees—Class E	91,374
Audit and tax services	117,228
Legal	34,321
Trustees’ fees and expenses	43,760
Shareholder reporting	413,136
Insurance	55,773
Miscellaneous	58,746

Total expenses	53,792,051

Net Investment Income	146,360,628

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(47,882,630)
Futures contracts	78,757,633
Written options	22,482,422
Swap contracts	6,603,244
Foreign currency transactions	160,720,596

Net realized gain	220,681,265

Net change in unrealized appreciation (depreciation) on:
Investments	(11,649,837)
Futures contracts	50,459,453
Written options	1,184,814
Swap contracts	(173,056,875)
Foreign currency transactions	130,135,982

Net change in unrealized depreciation	(2,926,463)

Net realized and unrealized gain	217,754,802

Net Increase in Net Assets From Operations	$364,115,430

See accompanying notes to financial statements.

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$146,360,628	$145,139,469
Net realized gain (loss)	220,681,265	(13,049,859)
Net change in unrealized depreciation	(2,926,463)	(295,005,004)

Increase (decrease) in net assets from operations	364,115,430	(162,915,394)

From Distributions to Shareholders
Net investment income
Class A	(113,343,451)	(188,927,907)
Class B	(93,757,690)	(187,898,207)
Class E	(1,475,047)	(3,143,930)
Net realized capital gains
Class A	0	(82,935,566)
Class B	0	(87,419,822)
Class E	0	(1,435,014)

Total distributions	(208,576,188)	(551,760,446)

Decrease in net assets from capital share transactions	(722,976,956)	(387,471,910)

Total decrease in net assets	(567,437,714)	(1,102,147,750)

Net Assets
Beginning of period	8,656,113,075	9,758,260,825

End of period	$8,088,675,361	$8,656,113,075

Undistributed net investment income
End of period	$268,293,149	$218,706,171

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	16,955,506	$200,931,838	31,368,544	$382,765,466
Reinvestments	9,621,685	113,343,451	22,283,891	271,863,473
Redemptions	(46,143,775)	(549,895,247)	(74,095,563)	(940,755,909)

Net decrease	(19,566,584)	$(235,619,958)	(20,443,128)	$(286,126,970)

Class B
Sales	18,639,838	$219,572,207	28,480,356	$344,219,656
Reinvestments	8,075,598	93,757,690	22,904,994	275,318,029
Redemptions	(67,151,454)	(791,543,544)	(59,841,603)	(713,042,429)

Net decrease	(40,436,018)	$(478,213,647)	(8,456,253)	$(93,504,744)

Class E
Sales	104,505	$1,239,608	188,927	$2,306,266
Reinvestments	126,072	1,475,047	378,113	4,578,944
Redemptions	(997,969)	(11,858,006)	(1,226,055)	(14,725,406)

Net decrease	(767,392)	$(9,143,351)	(659,015)	$(7,840,196)

Decrease derived from capital shares transactions		$(722,976,956)		$(387,471,910)

See accompanying notes to financial statements.

MIST-37

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.87	$12.86	$12.14	$12.47	$12.02

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.25	0.30	0.28
Net realized and unrealized gain (loss) on investments	0.31	(0.41)	0.89	0.12	0.71

Total from investment operations	0.53	(0.20)	1.14	0.42	0.99

Less Distributions
Distributions from net investment income	(0.31)	(0.55)	(0.42)	(0.36)	(0.47)
Distributions from net realized capital gains	0.00	(0.24)	0.00	(0.39)	(0.07)

Total distributions	(0.31)	(0.79)	(0.42)	(0.75)	(0.54)

Net Asset Value, End of Period	$12.09	$11.87	$12.86	$12.14	$12.47

Total Return (%) (b)	4.49	(1.72)	9.56	3.42	8.41

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.51	0.51	0.51	0.51
Ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.85	1.73	1.97	2.47	2.31
Portfolio turnover rate (%)	283 (c)	352 (c)	424 (c)	516	714
Net assets, end of period (in millions)	$4,267.6	$4,422.4	$5,052.8	$5,249.4	$5,543.8

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.68	$12.66	$11.96	$12.30	$11.87

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.18	0.21	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.29	(0.40)	0.88	0.11	0.70

Total from investment operations	0.48	(0.22)	1.09	0.38	0.95

Less Distributions
Distributions from net investment income	(0.27)	(0.52)	(0.39)	(0.33)	(0.45)
Distributions from net realized capital gains	0.00	(0.24)	0.00	(0.39)	(0.07)

Total distributions	(0.27)	(0.76)	(0.39)	(0.72)	(0.52)

Net Asset Value, End of Period	$11.89	$11.68	$12.66	$11.96	$12.30

Total Return (%) (b)	4.19	(1.92)	9.27	3.17	8.17

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.76	0.76	0.76	0.76
Ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	1.59	1.49	1.72	2.23	2.06
Portfolio turnover rate (%)	283 (c)	352 (c)	424 (c)	516	714
Net assets, end of period (in millions)	$3,764.4	$4,169.0	$4,626.9	$4,436.1	$3,958.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.77	$12.75	$12.05	$12.37	$11.93

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.23	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.30	(0.40)	0.86	0.13	0.69

Total from investment operations	0.50	(0.21)	1.09	0.41	0.96

Less Distributions
Distributions from net investment income	(0.28)	(0.53)	(0.39)	(0.34)	(0.45)
Distributions from net realized capital gains	0.00	(0.24)	0.00	(0.39)	(0.07)

Total distributions	(0.28)	(0.77)	(0.39)	(0.73)	(0.52)

Net Asset Value, End of Period	$11.99	$11.77	$12.75	$12.05	$12.37

Total Return (%) (b)	4.34	(1.82)	9.27	3.37	8.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.66	0.66	0.66
Ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	1.69	1.59	1.82	2.31	2.17
Portfolio turnover rate (%)	283 (c)	352 (c)	424 (c)	516	714
Net assets, end of period (in millions)	$56.7	$64.7	$78.5	$83.2	$118.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 112%, 140% and 183% for 2014, 2013 and 2012, respectively

See accompanying notes to financial statements.

MIST-39

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-40

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-41

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, premium amortization adjustments, deflationary sell adjustments, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $1,007,697, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2014, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the Portfolio had an outstanding secured borrowing transaction balance for 140 days. For the year ended December 31, 2014, the Portfolio’s average amount of borrowings was $61,176,015 and the weighted average interest rate was (0.97)% during the 140 day period. At December 31, 2014, the amount of the Portfolio’s outstanding borrowings was $16,230,026.

The Master Securities Forward Transaction Agreement (“MSFTA”) is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and

MIST-42

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA agreement and net of the related collateral pledged or received by the Portfolio as of December 31, 2014:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Received(b)	Net Amount(c)
Barclays Capital Inc.	$(16,230,026)	$16,230,026	$—	$—

(a)	Represents market value of borrowings as of December 31, 2014.
(b)	Under the terms of the MSFTA, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage, and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities with a market value of $260,261 have been received by the Portfolio as collateral for TBAs as of December 31, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement

MIST-43

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters

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into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the

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referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the

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Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	509,486
	OTC swap contracts at market value (b)	$2,598,768	OTC swap contracts at market value (b)	$4,741,199
	Unrealized appreciation on centrally cleared swap contracts* (c)	2,897,021	Unrealized depreciation on centrally cleared swap contracts* (c)	62,139,831
	Unrealized appreciation on futures contracts** (c)	39,797,856	Unrealized depreciation on futures contracts** (c)	9,764,286
			Written options at value	6,507,852
Credit	OTC swap contracts at market value (b)	2,540,963	OTC swap contracts at market value (b)	28,454,931
			Unrealized depreciation on centrally cleared swap contracts* (c)	835
			Written options at value	147,463
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	164,539,947	Unrealized depreciation on forward foreign currency exchange contracts	48,727,284
			Written options at value	7,530,143

Total		$212,884,041		$168,013,824

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $729,046 and OTC swap interest payable of $448,247.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$228,320	$—	$—	$228,320
Barclays Bank plc	9,068,588	(9,068,588)	—	—
BNP Paribas S.A.	16,876,228	(6,817,526)	(10,058,702)	—
Citibank N.A.	29,617,858	(27,696,946)	(1,920,912)	—
Credit Suisse International	16,862,862	(3,722,498)	(12,236,000)	904,364
Deutsche Bank AG	21,391,515	(9,074,478)	(11,670,000)	647,037
Goldman Sachs Bank USA	10,468,646	(10,468,646)	—	—
Goldman Sachs International	102,461	(102,461)	—	—
JPMorgan Chase Bank N.A.	22,936,942	(11,200,275)	(11,736,667)	—
Morgan Stanley Capital Services, LLC	629,523	(629,523)	—	—
Societe Generale Paris	703,866	(631,151)	—	72,715
UBS AG, Stamford	41,302,355	(1,608,303)	(34,220,000)	5,474,052

	$170,189,164	$(81,020,395)	$(81,842,281)	$7,326,488

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$11,485,679	$(9,068,588)	$(2,417,091)	$—
BNP Paribas S.A.	6,817,526	(6,817,526)	—	—
Citibank N.A.	27,696,946	(27,696,946)	—	—
Credit Suisse International	3,722,498	(3,722,498)	—	—
Deutsche Bank AG	9,074,478	(9,074,478)	—	—
Goldman Sachs Bank USA	14,690,276	(10,468,646)	(4,221,630)	—
Goldman Sachs International	5,516,829	(102,461)	(5,414,368)	—
JPMorgan Chase Bank N.A.	11,200,275	(11,200,275)	—	—
Morgan Stanley Capital Services, LLC	3,579,563	(629,523)	(2,950,040)	—
Societe Generale Paris	631,151	(631,151)	—	—
UBS AG, Stamford	1,608,303	(1,608,303)	—	—
Westpac Banking Corp.	85,348	—	—	85,348

	$96,108,872	$(81,020,395)	$(15,003,129)	$85,348

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$161,350,821	$161,350,821
Futures contracts	78,757,633	—	—	78,757,633
Swap contracts	(453,438)	7,056,682	—	6,603,244
Written options	20,673,970	206,131	1,602,321	22,482,422

	$98,978,165	$7,262,813	$162,953,142	$269,194,120

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(97,810)	$—	$—	$(97,810)
Forward foreign currency transactions	—	—	130,811,526	130,811,526
Futures contracts	50,459,453	—	—	50,459,453
Swap contracts	(160,790,000)	(12,266,875)	—	(173,056,875)
Written options	(894,439)	226,238	1,853,015	1,184,814

	$(111,322,796)	$(12,040,637)	$132,664,541	$9,301,108

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$40,845,000
Forward foreign currency transactions	5,168,663,713
Futures contracts long	9,876,825,166
Futures contracts short	(801,038,108)
Swap contracts	4,669,885,241
Written options	(1,779,153,165)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	717,700,000	—	1,441,459
Options written	2,761,300,000	425	11,100,973
Options bought back	(9,100,000)	—	(216,521)
Options exercised	(919,700,000)	(425)	(3,700,632)
Options expired	(1,926,200,000)	—	(4,432,600)

Options outstanding December 31, 2014	624,000,000	—	4,192,679

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	1,153,500,000	724	6,461,553
Options written	3,680,400,000	8,159	28,008,737
Options bought back	(763,400,000)	(2,094)	(4,768,680)
Options exercised	(143,300,000)	(1,076)	(1,139,404)
Options expired	(2,329,900,000)	(5,713)	(13,758,884)

Options outstanding December 31, 2014	1,597,300,000	—	14,803,322

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability

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of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$10,027,703,518	$12,632,201,967	$13,014,093,878	$10,944,442,188

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$14,644,486,423	$15,165,315,298

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$40,636,569	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-51

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$208,576,188	$472,507,003	$—	$79,253,443	$208,576,188	$551,760,446

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$376,892,707	$84,019,535	$(78,261,621)	$—	$382,650,621

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized $96,936,671 in capital loss carryforwards.

At December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-52

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-53

Met Investors Series Trust

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-54

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-55

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-56

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-57

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-58

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

PIMCO Total Return Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2014 and that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Aggregate Bond Index, for the three- and five-year periods ended October 31, 2014 and underperformed its benchmark for the one-year period ended October 31, 2014. The Board also took into account the recent change in the investment management team in September 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser was in the final stages of negotiating reductions to the Portfolio’s sub-advisory fee schedule, and that the Adviser intended to waive a corresponding portion of its advisory fees in order for contractholders to benefit from the lower sub-advisory fees and that those changes would be presented to the Board in February 2015 to be effective later in 2015.

MIST-59

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Pioneer Fund Portfolio returned 11.16% and 10.93%. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 13.69%.

MARKET ENVIRONMENT / CONDITIONS

Despite a weather-weakened first quarter, the U.S. economy continued to expand in 2014, with employment, personal incomes, and corporate profits hitting new highs, gasoline prices falling, and interest rates and inflation remaining low.

After a difficult 2013, and despite the Federal Reserve eliminating its Quantitative Easing bond-buying program, longer-term bonds rallied in 2014, with the yield on ten-year Treasuries falling from roughly 3% to roughly 2%. The Barclay U.S. Universal Bond Index, a broad measure of the U.S. bond market, returned 5.6% for the year.

The S&P 500 Index returned 13.7% in 2014. Falling interest rates helped Utilities to a market-leading 28% return in 2014. Health Care (up 25%) and Information Technology (up 20%) also outperformed. The Energy sector, down 8% on lower oil prices, was the only sector to post a decline in 2014. Telecom Services (up 3%) and Materials (up 7%) also lagged the broad market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

While up in absolute terms, Portfolio returns lagged those of the benchmark S&P 500 Index as holdings in Energy, Financials, and Information Technology (“IT”) lagged Index sector returns. Calendar year Portfolio returns benefited most from a large weighting and solid returns within the Health Care sector.

The Portfolio’s worst results, by far, came in the Energy sector. Exposure to the sector was in line with that of the S&P 500 Index, however the Portfolio had higher exposure to “upstream” energy service companies and oil & gas producers and less exposure to “downstream” refiners and integrated oil companies. This made the Portfolio’s holdings more commodity price sensitive than the Index sector. As a result, Energy had the largest negative impact on both absolute and benchmark-relative returns in 2014.

The largest drag on Index-relative returns in the Financials sector in 2014 was a lack of real estate investment trust (REIT) exposure in a year when that industry group returned over 30%. In IT, the Portfolio held too many specialty semiconductor companies and an underweight position in Intel (up 44% for the year). Similarly detracting from results, Apple (up 41%) was one of our largest positions but was underweight (2.2% vs 3.3%) relative to the S&P 500 Index.

The Portfolio’s Consumer Discretionary sector exposure outperformed that of the Index’s, due in large part to owning off-price retailer Ross Stores (up 27%) and not holding Amazon (down 22%). Additionally, the Portfolio’s Industrials sector exposure, largely due to an overweight to the railroad industry, contributed to performance.

Our trading decisions were based more on bottom-up analysis of company fundamentals and relative valuations than on top-down views of the economy: we are not top-down investors. Positions with a weight above 1% at the beginning of 2014 which were sold during the year were Colgate-Palmolive, Walgreens Boots Alliance, Citigroup, Chevron, Ford Motor, and Amgen. The largest new positions initiated in 2014 (none over 1% at year-end) included infant nutrition company Mead Johnson Nutrition, Coca-Cola, electric utility NextEra Energy, paint maker Valspar, and custody bank State Street.

As is typical of our strategy, at year end most sector weights were close to those of the S&P 500 Index, with Health Care and Consumer Staples the most overweighted and IT and Telecom Services the most underweighted. As always, our strategy remains to focus on identifying individual companies we think have longer-term merit and which can withstand pressures that may be exerted by economic turbulence.

John A. Carey

Walter Hunnewell

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Fund Portfolio
Class A	11.16	12.66	6.90	—
Class B	10.93	12.38	—	16.26
S&P 500 Index	13.69	15.45	7.67	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A and Class B shares are 2/4/1994 and 4/28/2009, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Wells Fargo & Co.	2.6
Microsoft Corp.	2.5
Apple, Inc.	2.4
Hershey Co. (The)	2.3
C.R. Bard, Inc.	2.1
CVS Health Corp.	2.0
Chubb Corp. (The)	1.8
United Technologies Corp.	1.7
Johnson & Johnson	1.6
Walt Disney Co. (The)	1.6

Top Sectors

% of Net Assets
Health Care	20.4
Financials	15.9
Information Technology	15.5
Consumer Discretionary	12.7
Consumer Staples	11.1
Industrials	10.4
Energy	8.2
Materials	3.6
Utilities	1.6
Telecommunication Services	0.4

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.66%	$1,000.00	$1,041.70	$3.40
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B(a)	Actual	0.91%	$1,000.00	$1,040.80	$4.68
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Honeywell International, Inc.	20,020	$2,000,398
United Technologies Corp.	70,059	8,056,785

		10,057,183

Airlines—0.4%
American Airlines Group, Inc.	37,006	1,984,632

Auto Components—0.4%
BorgWarner, Inc.	37,033	2,034,963

Banks—9.0%
Bank of America Corp.	296,687	5,307,731
BB&T Corp.	92,397	3,593,319
Canadian Imperial Bank of Commerce (a)	20,063	1,724,415
KeyCorp	367,996	5,115,144
PNC Financial Services Group, Inc. (The)	84,370	7,697,075
Regions Financial Corp.	92,089	972,460
U.S. Bancorp	147,146	6,614,213
Wells Fargo & Co.	229,276	12,568,910

		43,593,267

Beverages—2.2%
Coca-Cola Co. (The)	104,179	4,398,437
Coca-Cola Enterprises, Inc.	93,777	4,146,819
Dr Pepper Snapple Group, Inc.	31,604	2,265,375

		10,810,631

Biotechnology—2.3%
Alnylam Pharmaceuticals, Inc. (a) (b)	30,604	2,968,588
Celgene Corp. (b)	54,670	6,115,386
Gilead Sciences, Inc. (b)	23,183	2,185,230

		11,269,204

Building Products—0.6%
Allegion plc	30,662	1,700,514
Fortune Brands Home & Security, Inc. (a)	22,932	1,038,132

		2,738,646

Capital Markets—3.1%
Charles Schwab Corp. (The)	100,525	3,034,850
Franklin Resources, Inc.	65,187	3,609,404
Invesco, Ltd.	64,277	2,540,227
Morgan Stanley	63,507	2,464,072
State Street Corp.	44,922	3,526,377

		15,174,930

Chemicals—3.6%
Airgas, Inc.	21,761	2,506,432
Dow Chemical Co. (The)	68,194	3,110,328
Ecolab, Inc.	45,998	4,807,711
Givaudan S.A. (b)	925	1,653,952
Monsanto Co.	17,067	2,038,995
Valspar Corp. (The)	40,008	3,459,892

		17,577,310

Communications Equipment—0.8%
F5 Networks, Inc. (b)	30,129	$3,930,780

Consumer Finance—1.0%
American Express Co.	31,694	2,948,810
Discover Financial Services	31,488	2,062,149

		5,010,959

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (b)	26,574	550,348

Diversified Telecommunication Services—0.4%
Verizon Communications, Inc.	41,443	1,938,704

Electric Utilities—1.5%
American Electric Power Co., Inc.	70,854	4,302,255
NextEra Energy, Inc.	30,071	3,196,246

		7,498,501

Electrical Equipment—0.8%
Eaton Corp. plc	31,164	2,117,906
Rockwell Automation, Inc.	14,911	1,658,103

		3,776,009

Energy Equipment & Services—2.4%
Cameron International Corp. (b)	35,405	1,768,480
FMC Technologies, Inc. (b)	31,642	1,482,111
Halliburton Co.	30,065	1,182,456
Helmerich & Payne, Inc.	16,780	1,131,308
National Oilwell Varco, Inc.	28,906	1,894,210
Schlumberger, Ltd.	41,017	3,503,262
Superior Energy Services, Inc.	28,068	565,570

		11,527,397

Food & Staples Retailing—2.0%
CVS Health Corp.	98,664	9,502,330

Food Products—5.5%
Campbell Soup Co. (a)	28,481	1,253,164
General Mills, Inc.	56,291	3,001,999
Hershey Co. (The)	108,402	11,266,220
Kraft Foods Group, Inc.	34,763	2,178,250
Mead Johnson Nutrition Co.	42,721	4,295,169
Mondelez International, Inc. - Class A	132,121	4,799,295

		26,794,097

Health Care Equipment & Supplies—4.8%
Abbott Laboratories	98,166	4,419,433
Becton Dickinson & Co.	41,159	5,727,686
C.R. Bard, Inc.	60,083	10,011,030
Smith & Nephew plc (ADR)	84,570	3,107,102

		23,265,251

Health Care Providers & Services—3.1%
Aetna, Inc.	40,114	3,563,327
DaVita HealthCare Partners, Inc. (b)	28,675	2,171,845

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Express Scripts Holding Co. (b)	24,147	$2,044,526
Humana, Inc.	9,763	1,402,260
McKesson Corp.	28,011	5,814,523

		14,996,481

Household Durables—1.1%
Electrolux AB - Series B	91,340	2,680,032
Whirlpool Corp.	12,967	2,512,226

		5,192,258

Household Products—1.4%
Clorox Co. (The)	18,310	1,908,085
Procter & Gamble Co. (The)	53,993	4,918,222

		6,826,307

Industrial Conglomerates—2.4%
3M Co.	36,656	6,023,314
General Electric Co.	220,981	5,584,190

		11,607,504

Insurance—2.7%
Chubb Corp. (The)	85,761	8,873,691
Travelers Cos., Inc. (The)	41,499	4,392,669

		13,266,360

Internet Software & Services—2.3%
eBay, Inc. (b)	36,320	2,038,278
Facebook, Inc. - Class A (b)	58,154	4,537,175
Google, Inc. - Class A (b)	4,087	2,168,808
Google, Inc. - Class C (b)	4,486	2,361,430

		11,105,691

IT Services—2.7%
Automatic Data Processing, Inc.	41,552	3,464,190
DST Systems, Inc.	30,592	2,880,237
Fiserv, Inc. (b)	57,236	4,062,039
Fujitsu, Ltd.	94,000	500,725
Visa, Inc. - Class A (a)	8,890	2,330,958

		13,238,149

Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific, Inc.	39,561	4,956,598

Machinery—1.8%
Cummins, Inc.	12,858	1,853,738
Ingersoll-Rand plc	69,706	4,418,663
PACCAR, Inc.	35,292	2,400,209

		8,672,610

Media—5.6%
CBS Corp. - Class B	33,137	1,833,802
Gannett Co., Inc.	28,117	897,776
John Wiley & Sons, Inc. - Class A	96,119	5,694,090

Media—(Continued)
Pearson plc	150,962	2,776,980
Scripps Networks Interactive, Inc. - Class A (a)	70,025	5,270,782
Time Warner, Inc.	30,574	2,611,631
Time, Inc.	3,173	78,087
Walt Disney Co. (The)	82,501	7,770,769

		26,933,917

Multiline Retail—1.7%
Macy’s, Inc.	79,887	5,252,570
Nordstrom, Inc.	39,201	3,112,168

		8,364,738

Oil, Gas & Consumable Fuels—5.8%
Apache Corp.	51,618	3,234,900
Cabot Oil & Gas Corp.	128,652	3,809,386
California Resources Corp. (b)	8,918	49,138
ConocoPhillips	51,058	3,526,066
EOG Resources, Inc.	25,359	2,334,803
Kinder Morgan, Inc.	62,880	2,660,453
Marathon Oil Corp.	112,173	3,173,374
Marathon Petroleum Corp.	37,693	3,402,170
Occidental Petroleum Corp.	22,296	1,797,281
Phillips 66	37,529	2,690,829
Southwestern Energy Co. (b)	61,470	1,677,516

		28,355,916

Pharmaceuticals—9.2%
AbbVie, Inc.	85,656	5,605,329
Actavis plc (b)	17,029	4,383,435
AstraZeneca plc (ADR)	33,676	2,370,117
Eli Lilly & Co. (a)	33,825	2,333,587
GlaxoSmithKline plc (ADR)	51,487	2,200,554
Johnson & Johnson	74,539	7,794,543
Mallinckrodt plc (a) (b)	29,366	2,908,115
Merck & Co., Inc.	74,340	4,221,769
Pfizer, Inc.	81,659	2,543,678
Roche Holding AG	7,446	2,018,167
Shire plc	37,399	2,646,101
Zoetis, Inc.	129,077	5,554,183

		44,579,578

Real Estate Investment Trusts—0.1%
OUTFRONT Media, Inc.	10,354	277,901

Road & Rail—2.4%
Kansas City Southern	9,177	1,119,869
Norfolk Southern Corp.	42,318	4,638,476
Union Pacific Corp.	47,837	5,698,822

		11,457,167

Semiconductors & Semiconductor Equipment—2.4%
Analog Devices, Inc.	69,684	3,868,856
ASML Holding NV	24,790	2,673,106
Intel Corp.	61,826	2,243,665

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc.	64,856	$2,807,616

		11,593,243

Software—3.1%
CDK Global, Inc.	11,941	486,715
Microsoft Corp.	265,303	12,323,324
Symantec Corp.	81,601	2,093,474

		14,903,513

Specialty Retail—3.3%
Home Depot, Inc. (The)	33,198	3,484,794
Ross Stores, Inc.	69,459	6,547,205
TJX Cos., Inc. (The)	88,591	6,075,571

		16,107,570

Technology Hardware, Storage & Peripherals—4.2%
Apple, Inc.	106,779	11,786,266
EMC Corp.	186,217	5,538,093
NetApp, Inc.	70,828	2,935,821

		20,260,180

Textiles, Apparel & Luxury Goods—0.5%
PVH Corp.	18,263	2,340,769

Trading Companies & Distributors—0.0%
NOW, Inc. (a) (b)	7,226	185,925

Total Common Stocks (Cost $342,004,783)		484,257,517

Short-Term Investment—2.6%
Security Description	Shares	Value

Mutual Fund—2.6%
State Street Navigator Securities Lending MET Portfolio (c)	12,380,249	$12,380,249

Total Short-Term Investment (Cost $12,380,249)		12,380,249

Total Investments—102.4% (Cost $354,385,032) (d)		496,637,766
Other assets and liabilities (net)—(2.4)%		(11,455,729)

Net Assets—100.0%		$485,182,037

(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $14,354,366 and the collateral received consisted of cash in the amount of $12,380,249 and non-cash collateral with a value of $2,410,031. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $354,832,186. The aggregate unrealized appreciation and depreciation of investments were $147,413,000 and $(5,607,420), respectively, resulting in net unrealized appreciation of $141,805,580 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,057,183	$—	$—	$10,057,183
Airlines	1,984,632	—	—	1,984,632
Auto Components	2,034,963	—	—	2,034,963
Banks	43,593,267	—	—	43,593,267
Beverages	10,810,631	—	—	10,810,631
Biotechnology	11,269,204	—	—	11,269,204
Building Products	2,738,646	—	—	2,738,646
Capital Markets	15,174,930	—	—	15,174,930
Chemicals	15,923,358	1,653,952	—	17,577,310
Communications Equipment	3,930,780	—	—	3,930,780
Consumer Finance	5,010,959	—	—	5,010,959
Diversified Consumer Services	550,348	—	—	550,348
Diversified Telecommunication Services	1,938,704	—	—	1,938,704
Electric Utilities	7,498,501	—	—	7,498,501
Electrical Equipment	3,776,009	—	—	3,776,009
Energy Equipment & Services	11,527,397	—	—	11,527,397
Food & Staples Retailing	9,502,330	—	—	9,502,330
Food Products	26,794,097	—	—	26,794,097
Health Care Equipment & Supplies	23,265,251	—	—	23,265,251
Health Care Providers & Services	14,996,481	—	—	14,996,481
Household Durables	2,512,226	2,680,032	—	5,192,258
Household Products	6,826,307	—	—	6,826,307
Industrial Conglomerates	11,607,504	—	—	11,607,504
Insurance	13,266,360	—	—	13,266,360
Internet Software & Services	11,105,691	—	—	11,105,691
IT Services	12,737,424	500,725	—	13,238,149
Life Sciences Tools & Services	4,956,598	—	—	4,956,598
Machinery	8,672,610	—	—	8,672,610
Media	24,156,937	2,776,980	—	26,933,917
Multiline Retail	8,364,738	—	—	8,364,738
Oil, Gas & Consumable Fuels	28,355,916	—	—	28,355,916
Pharmaceuticals	39,915,310	4,664,268	—	44,579,578
Real Estate Investment Trusts	277,901	—	—	277,901
Road & Rail	11,457,167	—	—	11,457,167
Semiconductors & Semiconductor Equipment	11,593,243	—	—	11,593,243
Software	14,903,513	—	—	14,903,513
Specialty Retail	16,107,570	—	—	16,107,570
Technology Hardware, Storage & Peripherals	20,260,180	—	—	20,260,180
Textiles, Apparel & Luxury Goods	2,340,769	—	—	2,340,769
Trading Companies & Distributors	185,925	—	—	185,925
Total Common Stocks	471,981,560	12,275,957	—	484,257,517
Total Short-Term Investment*	12,380,249	—	—	12,380,249
Total Investments	$484,361,809	$12,275,957	$—	$496,637,766

Collateral for securities loaned (Liability)	$—	$(12,380,249)	$—	$(12,380,249)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$496,637,766
Receivable for:
Investments sold	871,303
Fund shares sold	56,633
Dividends	699,328
Prepaid expenses	1,253

Total Assets	498,266,283
Liabilities
Due to custodian	174,241
Collateral for securities loaned	12,380,249
Payables for:
Fund shares redeemed	75,761
Accrued expenses:
Management fees	256,941
Distribution and service fees	18,316
Deferred trustees’ fees	68,207
Other expenses	110,531

Total Liabilities	13,084,246

Net Assets	$485,182,037

Net assets consist of:
Paid in surplus	$294,086,900
Undistributed net investment income	5,592,003
Accumulated net realized gain	43,250,394
Unrealized appreciation on investments and foreign currency transactions	142,252,740

Net Assets	$485,182,037

Net Assets
Class A	$398,434,715
Class B	86,747,322
Capital Shares Outstanding*
Class A	27,497,128
Class B	6,071,303
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.49
Class B	14.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $354,385,032.
(b)	Includes securities loaned at value of $14,354,366.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$9,117,814
Securities lending income	37,415

Total investment income	9,155,229
Expenses
Management fees	3,230,906
Administration fees	11,762
Custodian and accounting fees	49,324
Distribution and service fees—Class B	203,415
Audit and tax services	39,511
Legal	34,320
Trustees’ fees and expenses	44,443
Shareholder reporting	25,599
Insurance	2,976
Miscellaneous	12,676

Total expenses	3,654,932
Less management fee waiver	(240,887)
Less broker commission recapture	(15,250)

Net expenses	3,398,795

Net Investment Income	5,756,434

Net Realized and Unrealized Gain
Net realized gain on:
Investments	43,904,555
Foreign currency transactions	1,313

Net realized gain	43,905,868

Net change in unrealized appreciation on:
Investments	1,072,363
Foreign currency transactions	13

Net change in unrealized appreciation	1,072,376

Net realized and unrealized gain	44,978,244

Net Increase in Net Assets From Operations	$50,734,678

(a)	Net of foreign withholding taxes of $15,185.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,756,434	$8,008,162
Net realized gain	43,905,868	185,099,147
Net change in unrealized appreciation (depreciation)	1,072,376	(6,781,422)

Increase in net assets from operations	50,734,678	186,325,887

From Distributions to Shareholders
Net investment income
Class A	(6,786,696)	(12,370,049)
Class B	(1,198,381)	(1,961,396)
Net realized capital gains
Class A	(112,709,894)	0
Class B	(22,654,500)	0

Total distributions	(143,349,471)	(14,331,445)

Increase (decrease) in net assets from capital share transactions	91,558,397	(617,923,964)

Total decrease in net assets	(1,056,396)	(445,929,522)

Net Assets
Beginning of period	486,238,433	932,167,955

End of period	$485,182,037	$486,238,433

Undistributed net investment income
End of period	$5,592,003	$7,888,043

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	298,155	$4,394,024	1,309,171	$21,053,690
Reinvestments	9,170,882	119,496,590	806,392	12,370,049
Redemptions	(3,933,324)	(58,681,345)	(40,355,872)	(653,396,117)

Net increase (decrease)	5,535,713	$65,209,269	(38,240,309)	$(619,972,378)

Class B
Sales	1,389,118	$21,148,481	1,193,633	$19,794,938
Reinvestments	1,853,370	23,852,881	128,954	1,961,396
Redemptions	(1,267,672)	(18,652,234)	(1,190,490)	(19,707,920)

Net increase	1,974,816	$26,349,128	132,097	$2,048,414

Increase (decrease) derived from capital shares transactions		$91,558,397		$(617,923,964)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.69	$14.54	$13.35	$14.15	$12.28

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.22	0.23	0.22	0.18
Net realized and unrealized gain (loss) on investments	1.26	4.47	1.18	(0.85)	1.80

Total from investment operations	1.45	4.69	1.41	(0.63)	1.98

Less Distributions
Distributions from net investment income	(0.32)	(0.54)	(0.22)	(0.17)	(0.11)
Distributions from net realized capital gains	(5.33)	0.00	0.00	0.00	0.00

Total distributions	(5.65)	(0.54)	(0.22)	(0.17)	(0.11)

Net Asset Value, End of Period	$14.49	$18.69	$14.54	$13.35	$14.15

Total Return (%) (b)	11.16	33.08	10.59	(4.55)	16.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.70	0.68	0.69	0.69
Net ratio of expenses to average net assets (%) (c)	0.67	0.66	0.66	0.68	0.67
Ratio of net investment income to average net assets (%)	1.24	1.34	1.60	1.56	1.46
Portfolio turnover rate (%)	24	11	49	20	10
Net assets, end of period (in millions)	$398.4	$410.4	$875.1	$789.0	$938.0

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.50	$14.40	$13.22	$14.04	$12.20

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.18	0.19	0.19	0.15
Net realized and unrealized gain (loss) on investments	1.25	4.42	1.18	(0.86)	1.79

Total from investment operations	1.40	4.60	1.37	(0.67)	1.94

Less Distributions
Distributions from net investment income	(0.28)	(0.50)	(0.19)	(0.15)	(0.10)
Distributions from net realized capital gains	(5.33)	0.00	0.00	0.00	0.00

Total distributions	(5.61)	(0.50)	(0.19)	(0.15)	(0.10)

Net Asset Value, End of Period	$14.29	$18.50	$14.40	$13.22	$14.04

Total Return (%) (b)	10.93	32.71	10.38	(4.87)	15.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.95	0.93	0.94	0.94
Net ratio of expenses to average net assets (%) (c)	0.92	0.91	0.91	0.93	0.92
Ratio of net investment income to average net assets (%)	0.99	1.09	1.34	1.37	1.20
Portfolio turnover rate (%)	24	11	49	20	10
Net assets, end of period (in millions)	$86.7	$75.8	$57.1	$61.6	$32.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$117,330,424	$0	$159,862,527

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$3,230,906	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.600%	$500 million to $2 billion
	0.550%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$7,985,077	$14,331,445	$135,364,394	$—	$143,349,471	$14,331,445

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,797,694	$43,560,065	$141,805,585	$—	$191,163,344

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Fund Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-20

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-21

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pioneer Fund Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pioneer Investment Management Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014. The Board also considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further noted that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance in light of current market conditions and a recent trend toward improved performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Pioneer Strategic Income Portfolio returned 4.58%, 4.40%, and 4.44%, respectively. The Portfolio’s primary benchmark, the Barclays U.S. Universal Index1, returned 5.56%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. Dollar and U.S. markets, including most surprisingly longer-term U.S. Treasuries, were the big winners in 2014, supported by strong profits, easy monetary policy and low inflation. U.S. assets benefited particularly from diverging growth prospects of the U.S. relative to most other developed and emerging market economies, and the increasing divergence between U.S. and foreign central bank monetary policies. Although geopolitical risk and volatility rose during the year, responding to intermittent concerns about the Ukraine conflict, the emerging of the Islamic State of Iraq and Syria (ISIS) in the Middle East, and Ebola, these risks subsided and investors embraced U.S. equities.

While first quarter real U.S. gross domestic product (“GDP”) turned sharply negative due to a record cold winter, growth recovered dramatically to 4.6% in the second quarter and 5.0% in third quarter, as the U.S. economy exhibited broad-based improvement. Monthly employment gains averaged over 255,000 since February, and weekly jobless claims fell below an average 300,000 in the second half of the year, so that the unemployment rate fell by almost 1% from 6.7% to 5.8%. Even more important to the Federal Reserve (the “Fed”) may have been the larger decline in long-term unemployment from 3.6% to 2.6% by year-end. While the U.S. experienced improving growth, the Eurozone, China and Japan suffered from lower than expected growth and disinflation, and in the case of Europe, deflationary fears. With its greater dependence on emerging market and Russian trade (the latter hurt by Ukraine sanctions), as well as the legacy of tighter monetary policy, Eurozone GDP quarterly growth fell from 0.3% to 0.2% in the third quarter. China continued to grapple with its transition from a more capital-intensive to consumer-oriented economy, as third quarter growth fell to a five-year low of 7.3%. Falling commodities demand from China hurt economies, particularly emerging market economies dependent upon hard commodity exports. Finally, Japan fell into recession in the third quarter, as consumer spending was stymied by higher sales taxes and exports were hurt by lower demand from China and emerging markets.

Lower global growth contributed to a sharp sell-off in oil, which plummeted almost 50% from a mid-June peak of $115, as measured by Brent crude prices, to a year-end level of $55. Prices responded to lower projected demand as well as to increased supply, reflecting increased production from the U.S. shale oil industry. In particular, Saudi Arabia’s unexpected decision in November to maintain production in the face of lower demand, in an effort to weed out high cost producers, including U.S. shale producers, represented a watershed event for oil prices, testing the Organization of Petroleum Exporting Countries (OPEC)’s ability to control the oil market. Lower oil prices had a devastating effect on net oil producers, including Russia and Venezuela, with the Ruble down over 40% relative to the U.S. Dollar in the second half of the year.

The differing growth paths between the U.S. and non-U.S. economies resulted in diverging monetary policies. The Fed continued upon its path to rate normalization, ending its asset purchase program (“QE3”) on schedule in October, and becoming increasingly vocal about raising interest rates in 2015. The European Central Bank (the “ECB”) cut interest rates, which helped drive down German Bund yields to record lows, and announced a plan at year end to spur inflation by expanding its balance sheet by €1 trillion with purchases of government, corporate and asset-backed securities of troubled peripheral countries. The Bank of Japan announced additional quantitative easing of $700 billion in September. Finally, China enacted its first rate cut in three years, and extended increased credit to banks.

U.S. Treasury markets delivered a highly unexpected outcome in 2014; the yield curve flattened dramatically as intermediate and longer-term Treasuries rallied and short term Treasuries rose over the year. While most investors were positioned for rising interest rates across the curve, instead they experienced a strong rally in longer-term U.S. Treasuries, with the 30-year yield declining from 3.94% to 2.75%, returning 29.4%, and the 10-year yield falling from 3.01% to 2.17%. This rally resulted first from uncertainty about U.S. growth early in the year, but was extended as foreign investors demanded high quality, higher yielding assets, particularly in the wake of negative deposit rates in Europe, and as inflation expectations and breakeven rates fell. 2-year Treasury yields rose from 0.39% to 0.68% in the expectation of rising interest rates in 2015; 5-year Treasuries fell modestly from 1.74% to 1.66%.

Over the year, the Securitized markets significantly outperformed the Corporate markets, the latter of which was hurt by a sell-off in Energy and Basic Materials issues in the second half of the year. Agency Mortgage-Backed Securities (“MBS”) returned 6.08%, for a 0.40% excess return (which is defined as the performance over like-duration U.S. Treasuries), as the option-adjusted spread tightened from 0.34% to 0.27%. Fears about the negative impact of the end of QE3 buying by the Fed, and reduced involvement of Fannie Mae and Freddie Mac in the market proved to be unfounded. Limited new issuance, their role as a high quality U.S. asset, and the Fed’s reinvestment of pay-downs bolstered demand for Agency MBS over the year. Commercial MBS (“CMBS”) enjoyed a banner year, returning 3.86% for a 1.08% excess return, as the sector outperformed in the wake of lower than expected issuance and a strong commercial real estate market. Asset-Backed Securities (“ABS”), including credit cards and autos, returned 1.88%, for a 0.53% excess return. Finally, floating rate Non-Agency Residential MBS (“RMBS”), and Home Equity Loans returned 3.33%.

Investment Grade Corporates underperformed, returning 7.46% for a -0.48% excess return, as the second half sell-off of Industrials

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

(focused in the Energy, Basic Materials, and Telecommunications sectors) weighed on performance. Industrials returned 7.60% for a -1.10% excess return, while Financials outperformed, returning 6.16% for a 0.55% excess return, and Utilities held up, delivering a 11.45% return, for a -0.15% excess return. The High Yield market also suffered a sell-off in the second half, returning 2.50% for the year, for a -1.29% excess return, as the Energy sector, which accounted for 14% of the market at the beginning of the year, was down 7.44%. High Yield spreads widened from 400 basis points (“bps”) to 504 bps over the year.

High Yield Convertibles returned 6.41%, buoyed by the equity markets: the S&P 500 Index returned 13.69% for the year. Despite reduced inflation expectations, floating rate assets performed reasonably well. Bank Loans returned 1.54%, reflecting strong demand from Collateralized Loan Obligation funds, which enjoyed their highest issuance since 2007. Event-Linked (Catastrophe) Bonds returned 6.41%, benefiting from strong demand and a benign hurricane season. Despite a year end sell-off, higher quality Emerging Markets delivered positive returns: Sovereigns returned 6.15% and Corporates returned 3.58%. Emerging Market High Yield Corporates returned -0.86%. The U.S. Dollar enjoyed its strongest rally since 2008, rising 9.2% on a trade-weighted basis, benefiting from strong growth and tightening U.S. monetary policy. The U.S. Dollar rose 13.6% vs. the Euro and 13.7% vs. the Yen.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark for the year. The major detractors from performance were duration positioning and currency positions. The approximate 1.7 year (average) short duration position detracted from performance. Longer maturity yields, in particular, fell as the path of U.S. economic growth remained in doubt for the first half of the year, and did not recover as the team had anticipated. Only the release of the second quarter GDP report convinced investors that U.S. growth was improving. Furthermore, faltering global growth and rate cuts by the ECB in the third quarter drove investors to seek out higher yielding high quality assets in the form of U.S. Treasuries, furthering a rally in longer term Treasury yields. Although the Portfolio held its highest ever net dollar position relative to its historical positioning, reflecting the team’s bullish view of the U.S. Dollar, currency detracted from performance, as the U.S. Dollar rallied against almost all foreign currencies. A 2.5% average exposure to the Norwegian Krone was the major detractor from performance; the 1.1% position in the Mexican Peso and the 0.3% position in the Russian Ruble also detracted from relative returns. The negative impact of these positions was only partly offset by the outperformance of the 1.7% average short position in the Euro and the 0.8% short position in the Yen.

Asset allocation was the major contributor to relative performance; yield curve positioning also helped. Security selection was neutral to performance. Asset allocation reflected the benefit of exposure to non-benchmark asset classes, including the 3.8% average allocation to Convertible securities, 9.2% to Bank Loans, 3.0% to Event-Linked (Catastrophe) bonds, 2.1% to Preferred Stock, 3.8% to Municipals, and 5.2% to Non-Agency MBS. A barbelled yield curve position, in which the Portfolio was neutral to the very short end, significantly underweight to the 2 and 5-year part of the yield curve, and relatively neutral to the long end of the yield curve, was a significant contributor to performance, as the short end sold off, and the long end rallied. Quality reflected the benefit of the lower relative quality within Financials, ABS, and Utilities. While security selection outperformed within Financials and Agency MBS, this benefit was offset by underperformance within Industrials, particularly High Yield Energy and Emerging Market issues, and Agency issues.

Significant actions the team took in managing the Portfolio over the year included reducing overall credit risk, increasing the relative short duration position, and reducing Emerging Markets exposure. The team reduced overall risk through the third quarter, as lower spreads provided less compensation for risk. The team increased exposure to Agency MBS, while reducing its exposure to higher risk issues, within Bank Loans, High Yield Corporates, Emerging Markets, and Investment Grade Insurance and Banking issues. The team also reduced exposure to Municipals, as prices rallied and relative value became less compelling. In addition, as longer yields rallied, the team increased its relative short duration position through the first three quarters of the year. Finally, the team reduced exposure to Emerging Markets, both with respect to currency and country exposure, as the outlook dimmed for the asset class and volatility rose.

The Portfolio used Treasury Futures to manage duration and yield curve positioning, and Currency Forwards to establish positions in currencies that may not offer viable or attractive alternatives for investment, as well as to hedge out currency risk. Over the year, the Portfolio held average long positions in Ultra-Long Bond Futures, and short positions in 2-year, 5-year, 10-year and 30-year Treasury Futures.

The Portfolio also held Currency Forwards in developed and emerging market currencies, and used them both to hedge currency exposures in cash bonds, and to establish currency positions. Finally, we held High Yield CDX exposure in the Portfolio in the second half of the year, which, along with Investment Grade CDX, we may use periodically as an efficient means to reduce exposure or to increase exposure to High Yield or Investment Grade Corporates. High Yield CDX exposure in the second half, including a 1.7% average exposure in the fourth quarter to High Yield CDX, added high yield risk at the peak of the spread widening in October flash crash and contributed to performance.

At the end of the period, the Portfolio held a duration of 3.66 years, compared to 5.42 years for the Index. With respect to sector exposures, the Portfolio held a 1.8% weighting in U.S. Treasuries, representing a 28.2% underweight relative to the Index. As interest rates rallied over the year, and with near record-low yields, we believed

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

U.S. Treasuries offer little value to investors. While the Portfolio added exposure to Agency MBS over the year, the Portfolio continued to hold a 17.9% position, representing a 6.2% underweight to Agency MBS. The Portfolio held its most significant exposure to corporate bonds, totaling 43.5%; this amount included overweights relative to the Index of 11.0% for U.S. Investment Grade Corporates, 1.6% for U.S. High Yield Corporates and 2.3% for Developed Market Corporates. The Portfolio reduced its Emerging Market exposure over the year, but continued to hold 10.9% in Emerging Market issues, representing a 3.3% overweight relative to the Index. The Portfolio held 97.7% net U.S. Dollar and 76.3% U.S. country exposure.

Ken Taubes

Andrew Feltus

Charles Melchreit

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. UNIVERSAL INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Strategic Income Portfolio
Class A	4.58	6.62	6.76	—
Class B	4.40	—	—	4.04
Class E	4.44	6.47	—	7.22
Barclays U.S. Universal Index	5.56	4.81	4.91	—

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 Inception dates of the Class A, Class B and Class E shares are 6/16/1994, 7/17/2013 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	44.0
U.S. Treasury & Government Agencies	21.3
Floating Rate Loans	8.2
Mortgage-Backed Securities	8.2
Foreign Government	4.8
Asset-Backed Securities	4.0
Municipals	3.4
Convertible Bonds	2.3
Preferred Stocks	2.0
Convertible Preferred Stocks	0.6

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.62%	$1,000.00	$994.60	$3.12
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B	Actual	0.87%	$1,000.00	$993.50	$4.37
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E	Actual	0.77%	$1,000.00	$993.60	$3.87
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—44.0% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Moog, Inc. 5.250%, 12/01/22 (144A)	2,245,000	$2,273,062

Agriculture—0.5%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	1,875,000	1,673,437
Lorillard Tobacco Co. 3.750%, 05/20/23	800,000	792,382
MHP S.A. 8.250%, 04/02/20 (144A)	1,800,000	1,224,000
Viterra, Inc. 5.950%, 08/01/20 (144A)	2,760,000	3,047,206

		6,737,025

Airlines—0.4%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	785,652	793,509
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	440,876	471,737
6.375%, 01/02/16 (144A)	725,000	754,000
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	475,000	466,688
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A) (a)	660,000	678,150
United Continental Holdings, Inc. 6.000%, 07/15/26 (a)	1,975,000	1,900,937

		5,065,021

Auto Manufacturers—0.2%
Navistar International Corp. 8.250%, 11/01/21 (a)	2,030,000	2,002,087

Auto Parts & Equipment—0.2%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19 (a)	250,000	258,125
Dana Holding Corp. 6.000%, 09/15/23	2,265,000	2,366,925

		2,625,050

Banks—6.1%
Akbank TAS 7.500%, 02/05/18 (144A) (TRY)	300,000	117,625
Alfa Bank OJSC Via Alfa Bond Issuance plc 7.500%, 09/26/19 (144A) (a)	2,150,000	1,814,170
8.625%, 04/26/16 (144A) (RUB)	41,800,000	581,416
Australia & New Zealand Banking Group, Ltd. 4.500%, 03/19/24 (144A)	1,470,000	1,500,607
Banco de Credito del Peru 6.875%, 09/16/26 (144A) (a) (b)	1,915,000	2,082,563
9.750%, 11/06/69 (144A) (b)	110,000	133,100
Banco do Estado do Rio Grande do Sul S.A. 7.375%, 02/02/22 (144A) (a)	700,000	711,648
Banco Nacional de Costa Rica 4.875%, 11/01/18 (144A)	1,000,000	990,000
Banco Santander S.A. 6.375%, 05/19/19 (b)	1,400,000	1,368,500

Banks—(Continued)
Bank of America Corp. 6.110%, 01/29/37	1,600,000	1,889,206
6.250%, 09/05/24 (b)	2,950,000	2,915,889
7.750%, 05/14/38	3,200,000	4,519,373
Bank of New York Mellon Corp. (The) 4.500%, 06/20/23 (a) (b)	925,000	852,734
BBVA Bancomer S.A. 4.375%, 04/10/24 (144A)	650,000	653,250
5.350%, 11/12/29 (144A) (b)	400,000	396,000
6.500%, 03/10/21 (144A)	4,110,000	4,450,719
Citigroup, Inc. 5.950%, 01/30/23 (b)	3,016,000	2,970,760
CorpGroup Banking S.A. 6.750%, 03/15/23 (144A) (a)	1,300,000	1,281,199
Credit Agricole S.A. 6.625%, 09/23/19 (144A) (b)	3,325,000	3,222,756
Goldman Sachs Group, Inc. (The) 5.200%, 12/17/19 (NZD)	2,480,000	1,944,694
6.450%, 05/01/36	875,000	1,057,616
6.750%, 10/01/37	600,000	754,425
Intesa Sanpaolo S.p.A. 3.625%, 08/12/15 (144A)	911,000	923,304
6.500%, 02/24/21 (144A) (a)	1,175,000	1,359,302
JPMorgan Chase & Co. 4.250%, 11/02/18 (NZD)	2,600,000	2,010,928
5.150%, 05/01/23 (a) (b)	1,450,000	1,365,900
6.750%, 02/01/24 (b)	2,475,000	2,611,125
7.900%, 04/30/18 (b)	1,889,000	2,033,131
Morgan Stanley 4.100%, 05/22/23	2,500,000	2,531,095
4.875%, 11/01/22	450,000	477,935
6.625%, 04/01/18	714,000	813,271
Nordea Bank AB 4.250%, 09/21/22 (144A)	3,400,000	3,530,308
Oversea-Chinese Banking Corp., Ltd. 4.000%, 10/15/24 (144A) (a) (b)	800,000	819,144
PNC Financial Services Group, Inc. 4.451%, 11/21/14 (b)	2,749,000	2,749,000
6.750%, 08/01/21 (a) (b)	5,295,000	5,811,263
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 8.500%, 10/16/23 (144A)	3,365,000	2,254,550
Scotia Bank Peru DPR Finance Co. 2.991%, 03/15/17 (144A) (b)	473,684	473,111
Scotiabank Peru S.A. 4.500%, 12/13/27 (144A) (a) (b)	1,900,000	1,844,900
Standard Chartered plc 3.950%, 01/11/23 (144A) (a)	3,275,000	3,160,503
Turkiye Garanti Bankasi A/S 7.375%, 03/07/18 (144A) (TRY)	2,700,000	1,034,120
UBS AG 7.625%, 08/17/22	2,850,000	3,355,465
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	1,000,000	862,500
6.950%, 10/17/22 (144A) (a)	1,100,000	814,000

		77,043,105

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	$1,518,895
Constellation Brands, Inc. 4.750%, 11/15/24	455,000	460,687

		1,979,582

Building Materials—0.8%
Building Materials Corp. of America 5.375%, 11/15/24 (144A)	1,640,000	1,635,900
Cemex Espana Luxembourg 9.875%, 04/30/19 (144A) (a)	1,420,000	1,558,450
Cemex S.A.B. de C.V. 7.250%, 01/15/21 (144A) (a)	800,000	838,000
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/19 (144A) (c) (d)	855,000	59,850
9.750%, 03/25/20 (144A) (c) (d)	905,000	63,350
Holcim U.S. Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	225,000	257,527
Masco Corp. 5.950%, 03/15/22	1,425,000	1,581,750
7.125%, 03/15/20	2,905,000	3,355,275
Owens Corning 4.200%, 12/01/24	200,000	197,373
Union Andina de Cementos SAA 5.875%, 10/30/21 (144A) (a)	770,000	781,165
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/20 (144A) (c)	346,000	34,600
9.750%, 02/03/22 (144A) (c) (d)	375,000	37,500

		10,400,740

Chemicals—0.8%
Agrium, Inc. 5.250%, 01/15/45	4,475,000	4,833,515
Eastman Chemical Co. 4.800%, 09/01/42	740,000	748,335
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd. 5.125%, 12/12/17 (144A)	600,000	514,800
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	640,000	569,600
9.000%, 11/15/20 (a)	655,000	468,325
NOVA Chemicals Corp. 5.000%, 05/01/25 (144A)	645,000	640,162
Phosagro OAO via Phosagro Bond Funding, Ltd. 4.204%, 02/13/18 (144A)	900,000	774,000
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A)	1,275,000	1,287,750
Rentech Nitrogen Partners L.P. / Rentech Nitrogen Finance Corp. 6.500%, 04/15/21 (144A)	360,000	320,400

		10,156,887

Coal—0.1%
Alpha Natural Resources, Inc. 6.000%, 06/01/19 (a)	820,000	254,200
Berau Coal Energy Tbk PT 7.250%, 03/13/17 (144A)	1,500,000	693,750

		947,950

Commercial Services—1.0%
Amherst College 3.794%, 11/01/42	400,000	398,580
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,058,768
Bowdoin College 4.693%, 07/01/2112	800,000	832,622
Massachusetts Institute of Technology 5.600%, 07/01/2111	800,000	1,101,377
President and Fellows of Harvard College 2.300%, 10/01/23	1,000,000	966,498
Red de Carreteras de Occidente SAPIB de C.V. 9.000%, 06/10/28 (144A) (MXN)	15,000,000	985,152
Rent-A-Center, Inc. 6.625%, 11/15/20 (a)	350,000	336,000
SFX Entertainment, Inc. 9.625%, 02/01/19 (144A) (a)	2,950,000	2,721,375
Tufts University 5.017%, 04/15/2112	2,700,000	2,944,442
University of Southern California 5.250%, 10/01/2111	550,000	744,852
William Marsh Rice University 4.626%, 05/15/63	900,000	979,552

		13,069,218

Computers—0.4%
Brocade Communications Systems, Inc. 4.625%, 01/15/23	550,000	528,000
NCR Corp. 6.375%, 12/15/23	1,085,000	1,128,400
Seagate HDD Cayman 4.750%, 06/01/23	3,165,000	3,287,321

		4,943,721

Diversified Financial Services—2.8%
Alterra Finance LLC 6.250%, 09/30/20	2,100,000	2,437,884
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A)	810,000	664,200
BM&FBovespa S.A. 5.500%, 07/16/20 (144A) (a)	2,000,000	2,120,000
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,345,000	2,561,912
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,645,000	4,215,727
DTEK Finance plc 7.875%, 04/04/18 (144A)	500,000	225,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
E*TRADE Financial Corp. 5.375%, 11/15/22	1,160,000	$1,186,100
Eden Re II, Ltd. Zero Coupon, 04/19/18 (144A)	1,300,000	1,300,000
Fly Leasing, Ltd. 6.750%, 12/15/20	770,000	777,700
General Electric Capital Corp. 7.125%, 06/15/22 (b)	4,000,000	4,655,000
Grain Spectrum Funding II LLC 3.290%, 10/10/19 (144A)	1,000,000	1,005,200
Hyundai Capital Services, Inc. 3.500%, 09/13/17 (144A)	660,000	682,755
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	3,750,000	4,270,601
Legg Mason, Inc. 5.625%, 01/15/44	1,150,000	1,315,436
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A) (a)	1,400,000	1,585,744
6.250%, 01/14/21 (144A) (a)	400,000	457,769
Magnesita Finance, Ltd. 8.625%, 04/05/17 (144A)	750,000	720,000
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 06/01/22	835,000	761,937
Sector Re V, Ltd. Zero Coupon, 12/01/19 (144A)	750,000	753,900
SUAM Finance B.V. 4.875%, 04/17/24 (144A)	975,000	975,000
TD Ameritrade Holding Corp. 3.625%, 04/01/25 (a)	2,500,000	2,533,782

		35,205,647

Electric—2.3%
Consolidated Edison Co. of New York, Inc. 4.625%, 12/01/54	3,225,000	3,531,988
Electricite de France S.A. 5.250%, 01/29/23 (144A) (a) (b)	950,000	973,750
6.000%, 01/22/14 (144A)	4,000,000	4,659,768
Empresa Electrica Angamos S.A. 4.875%, 05/25/29 (144A) (a)	1,670,000	1,640,775
Enel S.p.A. 8.750%, 09/24/73 (144A) (b)	2,090,000	2,427,013
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	207,570	207,570
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	98,195	98,440
Iberdrola International B.V. 6.750%, 07/15/36	2,125,000	2,708,961
Instituto Costarricense de Electricidad 6.375%, 05/15/43 (144A)	850,000	709,750
6.950%, 11/10/21 (144A)	1,520,000	1,579,067
InterGen NV 7.000%, 06/30/23 (144A)	900,000	855,000
Israel Electric Corp., Ltd. 6.700%, 02/10/17 (144A)	770,000	825,825

Electric—(Continued)
Israel Electric Corp., Ltd. 7.250%, 01/15/19 (144A)	845,000	941,161
9.375%, 01/28/20 (144A)	410,000	502,250
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	762,724	818,936
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	774,672	891,261
Public Service Co. of New Mexico 7.950%, 05/15/18	625,000	735,538
RJS Power Holdings LLC 5.125%, 07/15/19 (144A) (a)	1,285,000	1,268,938
Southern California Edison Co. 6.250%, 02/01/22 (b)	1,575,000	1,746,281
Star Energy Geothermal Wayang Windu, Ltd. 6.125%, 03/27/20 (144A) (a)	1,300,000	1,280,500
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,332,462

		29,735,234

Electrical Components & Equipment—0.0%
Legrand France S.A. 8.500%, 02/15/25	20,000	28,088

Electronics—0.3%
Flextronics International, Ltd. 4.625%, 02/15/20	780,000	791,700
5.000%, 02/15/23	1,300,000	1,326,000
Viasystems, Inc. 7.875%, 05/01/19 (144A)	1,100,000	1,160,500

		3,278,200

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	283,146	321,563

Engineering & Construction—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A)	500,000	475,000
Dycom Investments, Inc. 7.125%, 01/15/21	1,000,000	1,050,000
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/17 (144A)	550,000	544,500
8.900%, 02/04/21 (144A) (a)	1,500,000	1,440,000
OAS Investments GmbH 8.250%, 10/19/19 (144A)	2,400,000	816,000

		4,325,500

Entertainment—0.5%
GLP Capital L.P. / GLP Financing II, Inc. 4.375%, 11/01/18	1,010,000	1,032,725
4.875%, 11/01/20	985,000	997,312
Gtech S.p.A. 8.250%, 03/31/66 (144A) (EUR) (b)	1,957,000	2,557,514
Mashantucket Western Pequot Tribe 6.500%, 07/01/36 (e) (f)	21,197	212

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Scientific Games International, Inc. 10.000%, 12/01/22 (144A)	2,600,000	$2,382,250

		6,970,013

Food—1.3%
BRF S.A. 3.950%, 05/22/23 (144A) (a)	600,000	554,700
5.875%, 06/06/22 (144A)	1,425,000	1,507,650
CFG Investment SAC 9.750%, 07/30/19 (144A)	995,000	865,650
Grupo Bimbo S.A.B. de C.V. 3.875%, 06/27/24 (144A) (a)	1,800,000	1,807,074
JBS Finance II, Ltd. 8.250%, 01/29/18 (144A)	1,430,000	1,462,175
JBS Investments GmbH 7.750%, 10/28/20 (144A) (a)	890,000	921,595
Marfrig Holding Europe B.V. 6.875%, 06/24/19 (144A)	2,885,000	2,683,050
8.375%, 05/09/18 (144A)	1,200,000	1,182,000
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	825,000	833,250
Minerva Luxembourg S.A. 7.750%, 01/31/23 (144A) (a)	1,700,000	1,666,000
12.250%, 02/10/22 (144A)	800,000	920,800
Mondelez International, Inc. 6.500%, 02/09/40	1,282,000	1,708,566

		16,112,510

Forest Products & Paper—0.2%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	393,120
Resolute Forest Products, Inc. 5.875%, 05/15/23	1,880,000	1,786,000

		2,179,120

Gas—0.2%
Nakilat, Inc. 6.067%, 12/31/33 (144A)	520,000	581,100
6.267%, 12/31/33 (144A)	1,235,411	1,374,395
Transportadora de Gas del Peru S.A. 4.250%, 04/30/28 (144A)	1,000,000	965,000

		2,920,495

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 5.750%, 12/15/53 (b)	1,525,000	1,643,187

Healthcare-Products—0.2%
Physio-Control International, Inc. 9.875%, 01/15/19 (144A)	2,280,000	2,416,800

Healthcare-Services—0.3%
Gentiva Health Services, Inc. 11.500%, 09/01/18 (a)	470,000	500,080

Healthcare-Services—(Continued)
HCA, Inc. 6.500%, 02/15/20	350,000	392,175
7.690%, 06/15/25	50,000	56,250
8.360%, 04/15/24	50,000	58,750
Kindred Healthcare, Inc. 6.375%, 04/15/22 (144A)	600,000	571,500
NYU Hospitals Center 4.428%, 07/01/42	1,800,000	1,823,665

		3,402,420

Home Builders—0.6%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A) (a)	1,000,000	1,040,000
DR Horton, Inc. 5.750%, 08/15/23 (a)	1,375,000	1,457,500
KB Home 7.000%, 12/15/21	1,800,000	1,893,375
Meritage Homes Corp. 7.000%, 04/01/22	2,500,000	2,650,000

		7,040,875

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A) (a)	1,300,000	1,252,030

Household Products/Wares—0.2%
Controladora Mabe S.A. de C.V. 7.875%, 10/28/19 (144A)	2,121,000	2,327,797

Insurance—7.2%
Aquarius + Investments plc for Swiss Reinsurance Co., Ltd. 6.375%, 09/01/24 (b)	2,700,000	2,807,798
Arlington Segregated Account (Kane SAC, Ltd.) Zero Coupon, 08/01/15 (f)	600,000	648,900
Armor Re, Ltd. 4.036%, 12/15/16 (144A) (b)	600,000	600,060
Atlas Reinsurance VII, Ltd. 8.125%, 01/07/16 (144A) (b)	250,000	256,750
AXA S.A. 8.600%, 12/15/30	1,320,000	1,793,258
Blue Danube II, Ltd. 4.279%, 05/23/16 (144A) (b)	1,250,000	1,259,500
Blue Danube, Ltd. 6.004%, 04/10/15 (144A) (b)	250,000	251,075
Bosphorus Re, Ltd. 2.536%, 05/03/16 (144A) (b)	500,000	500,100
Brown & Brown, Inc. 4.200%, 09/15/24	3,000,000	3,034,080
Caelus Re, Ltd. 5.286%, 03/07/16 (144A) (b)	1,150,000	1,164,720
6.886%, 04/07/17 (144A) (b)	1,050,000	1,093,155
Carnoustie Segregated Account (Kane SAC, Ltd.) Zero Coupon, 02/19/16	960,000	960,000

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Combine Re, Ltd. 4.536%, 01/07/15 (144A) (b)	750,000	$749,850
Compass Re, Ltd. 9.036%, 01/08/15 (144A) (b)	300,000	299,970
10.286%, 01/08/15 (144A) (b)	800,000	800,000
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,628,228
East Lane Re V, Ltd. 9.036%, 03/16/16 (144A) (b)	250,000	265,425
Embarcadero Reinsurance, Ltd. 5.036%, 08/07/15 (144A) (b)	1,500,000	1,501,500
Exeter Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	1,644,300	1,644,300
Foundation Re III, Ltd. 5.036%, 02/25/15 (144A) (b)	750,000	753,075
Galileo Re, Ltd. 7.436%, 01/09/17 (144A) (b)	1,000,000	1,029,900
Gloucester Segregated Account (Kane SAC, Ltd.) Zero Coupon, 06/12/15 (f)	1,300,000	1,232,530
Golden State RE II, Ltd. 2.236%, 01/08/19 (144A) (b)	1,250,000	1,243,375
Gullane Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/23/17	1,900,000	1,900,000
Hanover Insurance Group, Inc. (The) 7.500%, 03/01/20	325,000	382,783
7.625%, 10/15/25	1,166,000	1,406,127
Hereford Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	504,600	504,600
Ibis Re II, Ltd. 4.036%, 06/28/16 (144A) (b)	750,000	762,000
8.386%, 02/05/15 (144A) (b)	1,000,000	1,005,600
13.536%, 02/05/15 (144A) (b)	750,000	757,500
Ironshore Holdings U.S., Inc. 8.500%, 05/15/20 (144A)	1,635,000	1,964,389
Kilimanjaro Re, Ltd. 3.786%, 11/25/19 (144A) (b)	1,300,000	1,295,450
4.536%, 04/30/18 (144A) (b)	250,000	252,400
4.786%, 04/30/18 (144A) (b)	1,900,000	1,937,050
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,284,369
Loma Reinsurance, Ltd. 9.786%, 01/08/18 (144A) (b)	300,000	312,690
Longpoint Re, Ltd. 6.036%, 06/12/15 (144A) (b)	750,000	762,975
Longpoint Re, Ltd. III 3.996%, 05/18/16 (144A) (b)	1,425,000	1,446,090
Merna Re V, Ltd. 2.036%, 04/07/17 (144A) (b)	1,000,000	996,800
Montpelier Re Holdings, Ltd. 4.700%, 10/15/22	1,965,000	2,024,372
Muirfield Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	800,400	800,400
Mystic Re, Ltd. 9.036%, 03/12/15 (144A) (b)	500,000	505,250
12.036%, 03/12/15 (144A) (b)	750,000	761,400
Mythen Re, Ltd. 8.006%, 05/07/15 (144A) (b)	2,250,000	2,301,975
8.036%, 07/09/15 (144A) (b)	1,050,000	1,083,810
8.557%, 01/05/17 (144A) (b)	1,200,000	1,273,200

Insurance—(Continued)
Northshore Re, Ltd. 7.286%, 07/05/16 (144A) (b)	1,100,000	1,146,970
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	1,500,000	1,560,114
Pangaea Re Zero Coupon, 02/01/19 ()	1,200,000	1,200,000
Platinum Underwriters Finance, Inc. 7.500%, 06/01/17	2,214,000	2,473,226
Protective Life Corp. 7.375%, 10/15/19	850,000	1,022,886
Prudential Financial, Inc. 5.625%, 06/15/43 (b)	1,750,000	1,789,025
5.875%, 09/15/42 (a) (b)	1,200,000	1,266,000
8.875%, 06/15/38 (b)	915,000	1,068,263
QBE Insurance Group, Ltd. 2.400%, 05/01/18 (144A)	850,000	850,088
Queen Street IV Capital, Ltd. 7.536%, 04/09/15 (144A) (b)	750,000	756,450
Queen Street V Re, Ltd. 8.536%, 04/09/15 (144A) (b)	600,000	606,360
Queen Street VII Re, Ltd. 8.636%, 04/08/16 (144A) (b)	1,200,000	1,246,800
Residential Reinsurance 2011, Ltd. 8.786%, 06/06/15 (144A) (b)	1,000,000	1,023,200
8.936%, 12/06/15 (144A) (b)	250,000	257,875
9.036%, 06/06/15 (144A) (b)	1,175,000	1,206,020
Residential Reinsurance 2012, Ltd. 4.536%, 12/06/16 (144A) (b)	1,400,000	1,443,820
5.786%, 12/06/16 (144A) (b)	1,250,000	1,299,250
8.036%, 06/06/16 (144A) (b)	950,000	1,015,930
10.036%, 06/06/16 (144A) (b)	800,000	869,360
Residential Reinsurance 2013, Ltd. 9.286%, 06/06/17 (144A) (b)	350,000	372,260
Sanders Re, Ltd. 3.036%, 05/25/18 (144A) (b)	500,000	494,700
3.536%, 05/05/17 (144A) (b)	500,000	496,850
4.036%, 05/05/17 (144A) (b)	1,500,000	1,496,400
Sirius International Group, Ltd. 7.506%, 06/30/17 (144A) (b)	3,465,000	3,607,065
St. Andrews Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/22/16	1,200,000	1,200,000
Successor X, Ltd. 11.036%, 01/27/15 (144A) (b)	650,000	653,510
11.286%, 11/10/15 (144A) (b)	250,000	260,225
Tar Heel Re, Ltd. 8.536%, 05/09/16 (144A) (b)	400,000	422,960
Tradewynd Re, Ltd. 6.250%, 01/08/15 (144A) (b)	250,000	249,850
Troon Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	825,900	825,900
Ursa Re, Ltd. 3.536%, 12/07/17 (144A) (b)	500,000	499,500
Vita Capital V, Ltd. 2.726%, 01/15/17 (144A) (b)	500,000	506,700
3.426%, 01/15/17 (144A) (b)	1,000,000	1,018,300
Vitality Re IV, Ltd. 2.786%, 01/09/17 (144A) (b)	400,000	403,280

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Vitality Re V, Ltd. 1.786%, 01/07/19 (144A) (b)	250,000	$244,600
2.536%, 01/07/19 (144A) (b)	250,000	248,875
Voya Financial, Inc. 5.650%, 05/15/53 (a) (b)	450,000	445,500
Wilton Re Finance LLC 5.875%, 03/30/33 (144A) (b)	1,050,000	1,104,504

		90,891,395

Internet—0.2%
Equinix, Inc. 5.375%, 01/01/22	900,000	908,460
5.750%, 01/01/25	1,100,000	1,109,625
Expedia, Inc. 5.950%, 08/15/20	675,000	754,295

		2,772,380

Investment Company Security—0.1%
Gruposura Finance 5.700%, 05/18/21 (144A)	915,000	965,325

Iron/Steel—0.6%
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	1,320,504
Evraz, Inc. N.A. Canada 7.500%, 11/15/19 (144A)	2,050,000	1,983,375
Ferrexpo Finance plc 7.875%, 04/07/16 (144A)	650,000	494,000
Glencore Funding LLC 4.125%, 05/30/23 (144A)	875,000	853,789
Metalloinvest Finance, Ltd. 5.625%, 04/17/20 (144A)	1,000,000	758,820
Metinvest B.V. 8.750%, 02/14/18 (144A) (a)	1,200,000	660,000
10.250%, 05/20/15 (144A)	150,000	117,000
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A)	1,275,000	1,122,000
Worthington Industries, Inc. 4.550%, 04/15/26	710,000	751,484

		8,060,972

Leisure Time—0.1%
NCL Corp., Ltd. 5.250%, 11/15/19 (144A)	700,000	705,250

Lodging—0.3%
MGM Resorts International 6.000%, 03/15/23 (a)	2,085,000	2,095,425
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	920,000	874,000
5.375%, 03/15/22 (a)	1,115,000	1,131,725

		4,101,150

Machinery-Construction & Mining—0.1%
Ormat Funding Corp. 8.250%, 12/30/20	699,027	706,018

Security Description	Principal Amount*	Value

Machinery-Diversified—0.3%
Cummins, Inc. 5.650%, 03/01/98	2,375,000	$2,920,832
6.750%, 02/15/27 (a)	393,000	505,440

		3,426,272

Media—0.3%
CCOH Safari LLC 5.750%, 12/01/24	1,400,000	1,415,750
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.950%, 01/15/25	700,000	705,508
Numericable-SFR 6.000%, 05/15/22 (144A)	975,000	980,363
Time Warner Cable, Inc. 8.750%, 02/14/19	198,000	245,095

		3,346,716

Metal Fabricate/Hardware—0.0%
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	368,520

Mining—1.0%
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (a)	1,605,000	1,513,252
Fresnillo plc 5.500%, 11/13/23 (144A) (a)	1,275,000	1,249,500
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	3,610,000	3,032,400
IAMGOLD Corp. 6.750%, 10/01/20 (144A)	500,000	376,600
KGHM International, Ltd. 7.750%, 06/15/19 (144A)	2,100,000	2,163,000
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 5.550%, 10/28/20 (144A)	1,400,000	1,268,400
Vedanta Resources plc 6.000%, 01/31/19 (144A)	1,150,000	1,121,250
8.250%, 06/07/21 (144A) (a)	395,000	391,050
9.500%, 07/18/18 (144A)	725,000	779,375
Volcan Cia Minera SAA 5.375%, 02/02/22 (144A) (a)	625,000	617,187

		12,512,014

Multi-National—1.1%
European Bank for Reconstruction & Development 6.000%, 03/03/16 (INR)	46,650,000	737,694
7.650%, 02/18/15 (INR)	38,500,000	610,220
Inter-American Development Bank 4.500%, 02/04/16 (IDR)	21,400,000,000	1,672,929
6.000%, 09/05/17 (INR)	37,550,000	603,191
7.200%, 11/14/17 (IDR)	12,080,000,000	957,124
7.250%, 07/17/17 (IDR)	4,110,000,000	331,157

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—(Continued)
International Bank for Reconstruction & Development 5.750%, 10/21/19 (AUD)	1,600,000	$1,478,703
International Finance Corp. 6.300%, 11/25/24 (INR)	47,580,000	761,627
7.750%, 12/03/16 (INR)	189,120,000	3,107,236
8.250%, 06/10/21 (INR)	190,030,000	3,421,311

		13,681,192

Oil & Gas—2.8%
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20 (144A) (a)	1,365,000	1,310,400
8.625%, 10/15/18	1,130,000	1,130,000
Denbury Resources, Inc. 4.625%, 07/15/23 (a)	2,120,000	1,839,100
Dolphin Energy, Ltd. 5.500%, 12/15/21 (144A)	470,000	528,985
Ensco plc 4.500%, 10/01/24 (a)	2,550,000	2,478,541
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 05/01/20 (a)	1,750,000	1,767,500
Gazprom OAO Via Gaz Capital S.A. 4.950%, 07/19/22 (144A)	200,000	162,000
8.146%, 04/11/18 (144A)	190,000	188,100
KazMunayGas National Co. JSC 4.400%, 04/30/23 (144A) (a)	600,000	533,100
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19 (a)	1,375,000	1,161,875
8.625%, 04/15/20	825,000	717,750
Newfield Exploration Co. 5.625%, 07/01/24 (a)	1,625,000	1,607,734
Novatek OAO via Novatek Finance, Ltd. 4.422%, 12/13/22 (144A) (a)	2,600,000	1,924,000
Oasis Petroleum, Inc. 6.875%, 03/15/22 (a)	600,000	546,000
6.875%, 01/15/23	2,050,000	1,865,500
Offshore Group Investment, Ltd. 7.500%, 11/01/19 (a)	650,000	484,250
Pacific Rubiales Energy Corp. 5.375%, 01/26/19 (144A) (a)	710,000	611,665
Petrobras Global Finance B.V. 3.000%, 01/15/19 (a)	2,375,000	2,099,666
Petroleos Mexicanos 7.190%, 09/12/24 (144A) (MXN)	2,715,000	183,230
Precision Drilling Corp. 6.625%, 11/15/20	1,100,000	990,000
Rosetta Resources, Inc. 5.875%, 06/01/22	1,070,000	963,000
Rosneft Finance S.A. 6.625%, 03/20/17 (144A)	375,000	348,750
7.500%, 07/18/16 (144A) (a)	1,090,000	1,045,583
Rowan Cos., Inc. 4.750%, 01/15/24 (a)	3,125,000	2,949,585
Samson Investment Co. 9.750%, 02/15/20 (a)	865,000	358,434

Oil & Gas—(Continued)
SandRidge Energy, Inc. 7.500%, 03/15/21	625,000	400,000
SM Energy Co. 5.000%, 01/15/24	210,000	181,650
6.500%, 01/01/23	195,000	187,200
Swift Energy Co. 7.875%, 03/01/22 (a)	1,600,000	828,000
Tesoro Corp. 5.375%, 10/01/22 (a)	1,630,000	1,650,375
Transocean, Inc. 6.375%, 12/15/21 (a)	3,100,000	2,859,592
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,533,971
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	600,000	393,000

		35,828,536

Oil & Gas Services—0.6%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A)	425,000	359,125
Exterran Holdings, Inc. 7.250%, 12/01/18	1,525,000	1,494,500
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.750%, 02/01/22	2,278,000	2,505,800
SESI LLC 7.125%, 12/15/21 (a)	1,460,000	1,401,600
Weatherford International, Ltd. 5.950%, 04/15/42	475,000	402,195
9.625%, 03/01/19	1,209,000	1,433,971

		7,597,191

Packaging & Containers—0.5%
AEP Industries, Inc. 8.250%, 04/15/19	290,000	292,900
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	2,325,000	2,476,125
9.250%, 10/15/20 (144A) (EUR)	400,000	510,641
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 6.750%, 01/31/21 (144A) (a)	300,000	298,500
7.000%, 11/15/20 (144A)	211,765	213,883
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.125%, 04/15/19	1,300,000	1,343,875
9.875%, 08/15/19	705,000	747,300

		5,883,224

Pharmaceuticals—0.2%
Endo Finance Co. 5.750%, 01/15/22 (144A)	1,000,000	1,000,000
Endo Finance LLC & Endo Finco, Inc. 5.375%, 01/15/23 (144A)	480,000	470,400
Valeant Pharmaceuticals International, Inc. 7.500%, 07/15/21 (144A)	1,390,000	1,501,200

		2,971,600

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—3.0%
Boardwalk Pipelines L.P. 4.950%, 12/15/24	1,650,000	$1,640,410
Buckeye Partners L.P. 6.050%, 01/15/18	505,000	557,157
DCP Midstream LLC 5.850%, 05/21/43 (144A) (a) (b)	2,951,000	2,862,470
9.750%, 03/15/19 (144A)	1,267,000	1,584,771
Energy Transfer Partners L.P. 3.250%, 11/01/66 (b)	900,000	805,500
EnLink Midstream Partners L.P. 4.400%, 04/01/24	3,135,000	3,175,884
Enterprise Products Operating LLC 3.750%, 02/15/25	1,375,000	1,380,236
8.375%, 08/01/66 (b)	1,059,000	1,137,101
Gibson Energy, Inc. 6.750%, 07/15/21 (144A)	2,735,000	2,728,163
Kinder Morgan Energy Partners L.P. 4.150%, 03/01/22 (a)	2,300,000	2,317,779
5.950%, 02/15/18	1,559,000	1,721,141
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 4.875%, 12/01/24 (a)	2,745,000	2,683,238
ONEOK, Inc. 6.875%, 09/30/28	1,850,000	2,101,927
Plains All American Pipeline L.P. / PAA Finance Corp. 6.125%, 01/15/17	1,467,000	1,598,788
Questar Pipeline Co. 5.830%, 02/01/18	1,441,000	1,598,215
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,150,000	2,112,375
Spectra Energy Capital LLC 6.200%, 04/15/18	1,109,000	1,232,276
6.750%, 07/15/18 (a)	600,000	677,938
Sunoco Logistics Partners Operations L.P. 6.100%, 02/15/42	1,700,000	1,843,856
Transportadora de Gas del Sur S.A. 9.625%, 05/14/20 (144A)	703,895	703,895
Williams Cos., Inc. (The) 7.750%, 06/15/31	1,549,000	1,658,867
Williams Partners L.P. 4.300%, 03/04/24	2,440,000	2,435,515

		38,557,502

Real Estate—0.1%
WP Carey, Inc. 4.600%, 04/01/24	1,210,000	1,270,500

Real Estate Investment Trusts—1.5%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	1,575,000	1,559,940
3.900%, 06/15/23	811,000	813,620
4.600%, 04/01/22	575,000	611,605
BioMed Realty L.P. 4.250%, 07/15/22 (a)	685,000	710,015

Real Estate Investment Trusts—(Continued)
Corporate Office Properties L.P. 3.600%, 05/15/23	870,000	835,936
CubeSmart L.P. 4.800%, 07/15/22 (a)	550,000	603,964
DCT Industrial Operating Partnership L.P. 4.500%, 10/15/23	1,250,000	1,301,739
Digital Realty Trust L.P. 4.500%, 07/15/15 (a)	900,000	908,544
5.875%, 02/01/20 (a)	350,000	391,467
Healthcare Realty Trust, Inc. 5.750%, 01/15/21	630,000	704,441
Highwoods Realty L.P. 3.625%, 01/15/23 (a)	1,525,000	1,529,261
Hospitality Properties Trust 5.000%, 08/15/22	674,000	710,248
Omega Healthcare Investors, Inc. 4.950%, 04/01/24	3,120,000	3,246,797
Piedmont Operating Partnership L.P. 3.400%, 06/01/23	1,880,000	1,821,831
Senior Housing Properties Trust 6.750%, 04/15/20	2,235,000	2,525,532
Trust F/1401 5.250%, 12/15/24 (144A)	940,000	968,294

		19,243,234

Retail—0.4%
CVS Pass-Through Trust 5.773%, 01/10/33 (144A)	846,734	974,163
Outerwall, Inc. 6.000%, 03/15/19	965,000	950,525
QVC, Inc. 4.450%, 02/15/25	3,250,000	3,176,433

		5,101,121

Semiconductors—0.2%
Advanced Micro Devices, Inc. 7.000%, 07/01/24 (a)	2,650,000	2,245,875

Software—0.3%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	1,100,000	1,155,000
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	2,350,000	2,420,500

		3,575,500

Telecommunications—2.5%
Altice Financing S.A. 6.500%, 01/15/22 (144A)	1,250,000	1,221,875
CenturyLink, Inc. 6.450%, 06/15/21 (a)	700,000	750,750
7.600%, 09/15/39	700,000	693,000
Cincinnati Bell, Inc. 8.375%, 10/15/20	1,408,000	1,478,400
Crown Castle Towers LLC 4.883%, 08/15/20 (144A) (a)	1,600,000	1,758,762
6.113%, 01/15/20 (144A)	785,000	901,684

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Digicel, Ltd. 8.250%, 09/01/17 (144A) (a)	1,350,000	$1,366,875
Frontier Communications Corp. 8.500%, 04/15/20	1,775,000	1,979,125
8.750%, 04/15/22 (a)	1,950,000	2,179,125
GCI, Inc. 8.625%, 11/15/19	370,000	388,038
GTP Acquisition Partners I LLC 7.628%, 06/15/16 (144A)	1,800,000	1,884,074
GTP Cellular Sites LLC 3.721%, 03/15/17 (144A)	586,164	601,908
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	1,425,000	1,396,500
Oi S.A. 5.750%, 02/10/22 (144A) (a)	685,000	626,775
PAETEC Holding Corp. 9.875%, 12/01/18	500,000	525,000
Sprint Corp. 7.250%, 09/15/21	1,850,000	1,833,812
T-Mobile USA, Inc. 6.625%, 11/15/20	875,000	890,312
Unison Ground Lease Funding LLC 2.981%, 03/15/20 (144A)	1,100,000	1,112,290
Verizon Communications, Inc. 5.012%, 08/21/54 (144A)	1,652,000	1,709,075
6.550%, 09/15/43	1,649,000	2,112,615
VimpelCom Holdings B.V. 7.504%, 03/01/22 (144A)	2,500,000	2,025,000
9.000%, 02/13/18 (144A) (RUB)	34,300,000	389,722
WCP Wireless Site Funding LLC 6.829%, 11/15/15 (144A)	1,850,000	1,899,284
Windstream Corp. 6.375%, 08/01/23 (a)	265,000	247,775
7.750%, 10/15/20	1,615,000	1,663,450
8.125%, 09/01/18	400,000	415,000

		32,050,226

Textiles—0.0%
Mohawk Industries, Inc. 3.850%, 02/01/23	575,000	575,231

Transportation—0.2%
Far East Capital, Ltd. S.A. 8.000%, 05/02/18 (144A) (a)	600,000	246,000
Golar LNG Partners L.P. 6.840%, 10/12/17 (NOK) (b)	6,000,000	796,994
Inversiones Alsacia S.A. 8.000%, 12/31/18 (144A)	1,405,889	1,013,767
Escrow (c) (f) (m)	1,790,000	0

		2,056,761

Trucking & Leasing—0.2%
GATX Corp. 6.000%, 02/15/18	1,896,000	2,108,339

Total Corporate Bonds & Notes (Cost $552,423,430)		557,004,971

U.S. Treasury & Government Agencies—21.3%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—18.5%
Fannie Mae 15 Yr. Pool
3.000%, TBA (g)	3,100,000	3,222,184
3.500%, TBA (g)	2,900,000	3,063,578
4.000%, 07/01/18	125,964	133,496
4.000%, 08/01/18	142,317	150,792
4.000%, 03/01/19	162,673	172,364
5.000%, 02/01/20	64,508	68,689
5.000%, 10/01/20	311,594	334,578
5.000%, 12/01/21	33,345	35,997
5.000%, 02/01/22	11,401	12,312
5.000%, 06/01/22	28,438	30,699
5.000%, 09/01/22	265,547	280,289
5.000%, 07/01/23	204,731	220,969
Fannie Mae 30 Yr. Pool
3.000%, TBA (g)	6,225,000	6,296,977
3.500%, 11/01/40	3,140,798	3,278,872
3.500%, 08/01/42	12,257,499	12,792,772
3.500%, 12/01/42	1,028,030	1,076,452
3.500%, 07/01/43	2,844,190	2,968,179
3.500%, 02/01/44	4,509,189	4,705,761
3.500%, TBA (g)	11,447,000	11,932,605
4.000%, 12/01/40	1,137,383	1,228,576
4.000%, 07/01/41	1,193,144	1,279,864
4.000%, 12/01/41	770,545	823,339
4.000%, 01/01/42	826,794	883,441
4.000%, 04/01/42	1,282,034	1,369,873
4.000%, 07/01/42	4,118,531	4,425,571
4.000%, 08/01/42	3,784,250	4,050,559
4.000%, 12/01/42	120,800	129,327
4.000%, 05/01/44	2,798,855	2,990,619
4.000%, 07/01/44	3,374,028	3,605,200
4.000%, 08/01/44	641,110	685,036
4.000%, 11/01/44	2,235,824	2,389,098
4.000%, TBA (g)	8,269,000	8,825,122
4.500%, 03/01/35	65,245	71,201
4.500%, 07/01/35	121,702	132,616
4.500%, 05/01/39	3,266,570	3,595,420
4.500%, 11/01/40	5,368,066	5,832,683
4.500%, 12/01/40	816,085	893,485
4.500%, 05/01/41	313,245	340,314
4.500%, 07/01/41	4,042,884	4,426,109
4.500%, 11/01/41	559,736	611,178
4.500%, 12/01/41	112,869	122,996
4.500%, 11/01/43	870,754	956,189
4.500%, 01/01/44	9,392,093	10,204,900
4.500%, TBA (g)	5,800,000	6,295,719
5.000%, 01/01/38	4,722,897	5,233,557
5.000%, 01/01/39	760,979	840,145
5.000%, 06/01/40	366,975	406,118
5.000%, 07/01/40	301,316	333,331
5.000%, TBA (g)	20,000,000	22,096,484
6.000%, 03/01/32	716	820
6.000%, 07/01/37	50,090	56,846
6.000%, 07/01/38	457,748	518,823
6.500%, 07/01/31	120	137
6.500%, 10/01/31	616	702

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 02/01/32	483	$551
6.500%, 12/01/36	2,760	3,307
6.500%, 03/01/37	52,602	59,905
6.500%, 10/01/37	42,777	48,715
7.000%, 09/01/29	327	371
7.500%, 01/01/30	720	841
7.500%, 10/01/30	101	115
Fannie Mae REMICS (CMO)
3.500%, 01/25/29 (h)	328,495	21,013
4.500%, 06/25/29	613,245	665,432
5.000%, 09/25/39	90,958	94,279
Freddie Mac 15 Yr. Gold Pool
3.500%, 11/01/28	1,716,081	1,825,804
4.500%, 11/01/18	70,581	74,411
5.000%, 12/01/21	110,706	118,974
5.500%, 10/01/16	701	741
6.000%, 06/01/17	9,415	9,847
Freddie Mac 30 Yr. Gold Pool
3.500%, 10/01/40	736,204	766,694
3.500%, 08/01/43	3,540,403	3,685,147
4.000%, 01/01/44	3,597,114	3,838,986
4.000%, 02/01/44	477,844	511,948
4.000%, 04/01/44	6,863,004	7,324,476
4.000%, 07/01/44	19,154,004	20,455,213
4.500%, 04/01/41	2,194,819	2,381,513
4.500%, 03/01/42	3,290,126	3,570,925
4.500%, 05/01/44	1,343,104	1,457,012
5.000%, 05/01/34	320,471	354,643
5.000%, 06/01/35	83,314	91,837
5.000%, 05/01/37	369,564	407,419
5.000%, 09/01/38	64,228	70,799
5.000%, 10/01/38	156,087	172,055
5.000%, 11/01/39	1,383,415	1,533,374
5.000%, 12/01/39	314,052	352,714
6.000%, 06/01/35	25,040	28,293
6.000%, 12/01/36	29,607	33,470
Freddie Mac REMICS (CMO) 5.000%, 06/15/34	20,517	20,510
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/18	83,555	89,022
5.500%, 08/15/19	31,387	33,266
5.500%, 10/15/19	163,550	172,978
6.000%, 05/15/17	851	880
6.000%, 06/15/17	1,086	1,128
6.000%, 08/15/19	9,190	9,723
Ginnie Mae I 30 Yr. Pool
3.500%, TBA (g)	4,188,000	4,396,091
4.000%, 02/15/41	702,951	764,118
4.000%, TBA (g)	10,195,000	10,937,204
4.500%, 09/15/33	137,313	151,059
4.500%, 05/15/34	259,968	285,993
4.500%, 12/15/34	94,064	103,346
4.500%, 04/15/35	312,516	342,608
4.500%, 10/15/35	105,241	115,206
4.500%, 04/15/39	2,252,931	2,463,109

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 01/15/40	3,347,215	3,687,645
4.500%, 09/15/40	472,769	520,334
4.500%, 07/15/41	698,458	764,560
4.500%, 08/15/41	668,232	731,340
5.000%, 05/15/34	1,084,679	1,200,727
5.000%, 04/15/35	15,197	17,019
5.500%, 01/15/34	89,524	102,709
5.500%, 04/15/34	32,268	36,218
5.500%, 07/15/34	168,460	190,060
5.500%, 10/15/34	117,038	132,062
5.500%, 06/15/35	47,631	53,410
5.500%, 11/15/35	60,085	67,465
5.750%, 10/15/38	145,647	163,948
6.000%, 02/15/24	2,117	2,392
6.000%, 11/15/28	1,029	1,164
6.000%, 02/15/33	2,801	3,242
6.000%, 03/15/33	11,664	13,485
6.000%, 06/15/33	11,550	13,245
6.000%, 07/15/33	10,429	11,946
6.000%, 09/15/33	12,620	14,411
6.000%, 10/15/33	4,104	4,639
6.000%, 08/15/34	42,247	48,296
6.500%, 03/15/29	4,120	4,708
6.500%, 02/15/32	1,649	1,891
6.500%, 03/15/32	1,736	2,035
6.500%, 11/15/32	5,417	6,249
7.000%, 03/15/31	342	388
Ginnie Mae II 30 Yr. Pool
4.000%, 10/20/44	2,648,882	2,845,879
4.500%, 09/20/41	766,829	840,079
5.000%, 08/20/34	124,462	138,187
5.500%, 03/20/34	13,881	15,669
6.000%, 05/20/32	19,846	22,822
6.000%, 11/20/33	23,430	26,951
Government National Mortgage Association 1.006%, 02/16/53 (b) (h)	8,886,831	659,385
1.016%, 03/16/53 (b) (h)	5,916,676	399,677
1.021%, 08/16/52 (b) (h)	8,704,023	515,591
1.045%, 09/16/52 (b) (h)	9,011,377	666,671
4.973%, 04/16/42	82,856	84,815
Government National Mortgage Association (CMO) 3.000%, 04/20/41	1,223,878	1,265,466
4.500%, 09/20/39	2,235,000	2,414,915

		233,971,723

U.S. Treasury—2.8%
U.S. Treasury Bonds 3.000%, 11/15/44	8,000,000	8,407,504
4.500%, 08/15/39	10,200,000	13,593,091
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/24	13,200,396	12,712,602

		34,713,197

Total U.S. Treasury & Government Agencies (Cost $263,110,286)		268,684,920

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (n)—8.2%

Security Description	Principal Amount*	Value

Advertising—0.1%
Affinion Group, Inc. Term Loan B, 6.750%, 04/30/18	1,339,354	$1,257,318

Aerospace/Defense—0.3%
DAE Aviation Holdings, Inc. Term Loan B1, 5.000%, 11/02/18	1,424,904	1,421,342
DigitalGlobe, Inc. Term Loan B, 3.750%, 01/31/20	935,340	929,202
DynCorp International LLC Term Loan B, 6.250%, 07/07/16	154,176	153,663
Standard Aero, Ltd. Term Loan B2, 5.000%, 11/02/18	645,948	644,333
TASC, Inc. Term Loan B, 6.500%, 05/30/20	298,096	290,830

		3,439,370

Air Freight & Logistics—0.0%
FTS International, Inc. Term Loan B, 5.750%, 04/16/21	43,636	34,836

Airlines—0.1%
Delta Air Lines, Inc. Term Loan B1, 3.250%, 10/18/18	980,000	966,219

Auto Components—0.1%
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	767,247	762,691
MPG Holdco I, Inc. Term Loan B, 4.250%, 10/20/21	763,623	760,951

		1,523,642

Auto Manufacturers—0.2%
Chrysler Group LLC Term Loan B, 3.500%, 05/24/17	3,005,975	3,002,217

Auto Parts & Equipment—0.5%
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 4.750%, 04/30/19	750,000	748,313
Remy International, Inc. Term Loan B, 4.250%, 03/05/20	609,351	606,304
TI Group Automotive Systems LLC Term Loan B, 4.250%, 07/02/21	1,228,744	1,213,384
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	2,497,149	2,458,131
UCI International, Inc. Term Loan B, 5.500%, 07/26/17	960,000	956,800

		5,982,932

Building Materials—0.0%
U.S. Silica Co. Term Loan B, 4.000%, 07/17/20	361,988	348,413

Capital Markets—0.0%
Ozburn-Hessey Holding Co. LLC Term Loan, 6.750%, 05/23/19	581,150	579,697

Chemicals—0.3%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.750%, 02/01/20	1,662,438	1,623,994
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	166,929	166,998
Huntsman International LLC Extended Term Loan B, 2.706%, 04/19/17	151,603	148,887
Univar, Inc. Term Loan B, 5.000%, 06/30/17	949,954	921,626
WR Grace & Co. Delayed Draw Term Loan, 1.000%, 02/03/21 (i)	192,572	191,850
Term Loan, 3.000%, 02/03/21	535,157	533,150

		3,586,505

Commercial Services—0.3%
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	385,844	384,011
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	475,106	454,914
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	689,447	682,553
ON Assignment, Inc. Term Loan B, 3.500%, 04/30/20	593,392	586,717
Scitor Corp. Term Loan B, 5.000%, 02/15/17	463,977	460,498
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,267,671	1,234,394
WCA Waste Corp. Term Loan, 4.000%, 03/23/18	646,713	640,245

		4,443,332

Computers—0.2%
Expert Global Solutions, Inc. Term Loan B, 8.522%, 04/03/18	786,140	782,538
SkillSoft Corp. 1st Lien Term Loan, 5.750%, 04/28/21	1,695,750	1,667,770

		2,450,308

Distribution/Wholesale—0.1%
WESCO Distribution, Inc. Term Loan B, 3.750%, 12/12/19	787,623	785,162

Diversified Consumer Services—0.1%
Darling International, Inc. Term Loan B, 3.500%, 01/06/21 (EUR)	977,613	1,177,908

Diversified Financial Services—0.3%
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	2,741,175	2,581,274
RPI Finance Trust Term Loan B3, 3.250%, 11/09/18	1,357,418	1,356,146

		3,937,420

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Electric—0.3%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,157,375	$1,121,931
Calpine Corp. Term Loan B1, 4.000%, 04/01/18	1,183,875	1,174,996
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	892,908	877,282
NSG Holdings LLC Term Loan, 3.750%, 12/11/19	670,981	664,271

		3,838,480

Electric Utilities—0.0%
Star West Generation LLC Term Loan B, 4.250%, 03/13/20	485,690	480,833

Electrical Components & Equipment—0.0%
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	276,438	275,056

Entertainment—0.1%
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	551,130	545,447
Six Flags Theme Parks, Inc. Term Loan B, 3.501%, 12/20/18	696,594	696,014

		1,241,461

Environmental Control—0.1%
Waste Industries USA., Inc. Term Loan B, 4.000%, 03/17/17	690,420	686,104

Food—0.1%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	170,880	170,026
Big Heart Pet Brands Term Loan, 3.500%, 03/08/20	455,096	438,030
Pinnacle Foods Finance LLC Term Loan G, 3.000%, 04/29/20	856,153	832,180
Rack Merger Sub, Inc. Term Loan, 4.750%, 10/01/21	379,050	378,576

		1,818,812

Forest Products & Paper—0.2%
Appvion, Inc. Term Loan, 5.753%, 06/28/19	1,876,250	1,856,315
Exopack Holdings S.A. Term Loan B, 5.250%, 05/08/19	796,950	795,290

		2,651,605

Healthcare-Products—0.1%
Immucor, Inc. Term Loan B2, 5.000%, 08/17/18	1,524,264	1,510,927

Healthcare-Services—1.1%
Accentcare, Inc. Term Loan B, 6.513%, 12/22/16	483,799	430,581

Healthcare-Services—(Continued)
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	738,753	731,366
Ardent Medical Services, Inc. Term Loan, 6.750%, 07/02/18	391,745	392,602
Gentiva Health Services, Inc. Term Loan B, 6.500%, 10/18/19	2,495,098	2,498,216
HCA, Inc. Extended Term Loan B4, 3.005%, 05/01/18	103,500	102,837
Term Loan B5, 2.919%, 03/31/17	248,213	246,786
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	698,066	692,831
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	634,325	621,903
Kindred Healthcare, Inc. Bridge Term Loan, 0.000%, 12/09/15 (j)	2,810,000	2,810,000
Term Loan, 4.250%, 04/09/21	1,571,814	1,528,589
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	321,920	312,262
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	234,039	231,699
Select Medical Corp. Term Loan B, 3.750%, 06/01/18	387,982	378,283
Surgical Care Affiliates, Inc. Incremental Term Loan, 4.000%, 06/29/18	2,418,175	2,400,039
Virtual Radiologic Corp. Term Loan A, 7.250%, 12/22/16 (f)	977,832	777,376

		14,155,370

Home Furnishings—0.1%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	1,351,751	1,334,854

Household Products—0.1%
Revlon Consumer Products Corp. Term Loan B, 3.250%, 11/20/17	664,796	659,810

Industrial Conglomerates—0.1%
Mirror BidCo Corp. Term Loan, 4.250%, 12/28/19	1,205,523	1,193,468

Insurance—0.7%
Alliant Holdings I, Inc. Term Loan B, 4.250%, 12/20/19	484,895	478,683
CNO Financial Group, Inc. Term Loan B2, 3.750%, 09/28/18	827,729	809,105
Confie Seguros Holding II Co. 1st Lien Term Loan, 5.750%, 11/09/18	3,345,369	3,338,401
USI, Inc. Term Loan B, 4.250%, 12/27/19	4,518,232	4,441,987

		9,068,176

Iron/Steel—0.0%
Essar Steel Algoma, Inc. Term Loan, 7.500%, 08/09/19	374,063	372,660

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Machinery—0.1%
Paladin Brands Holding, Inc. Term Loan B, 6.750%, 08/16/19	938,474	$936,128

Machinery-Construction & Mining—0.0%
Terex Corp. Term Loan, 3.500%, 08/13/21	313,873	310,735

Media—0.2%
Charter Communications Operating LLC Term Loan F, 3.000%, 01/03/21	1,108,125	1,087,942
Houghton Mifflin Harcourt Publishing Co. Term Loan B, 4.250%, 05/22/18	403,588	402,578
Kasima LLC Term Loan B, 3.250%, 05/17/21	435,937	426,129

		1,916,649

Mining—0.1%
Novelis, Inc. Term Loan, 3.750%, 03/10/17	792,031	785,843

Oil & Gas—0.3%
Drillships Financing Holdings, Inc. Term Loan B1, 6.000%, 03/31/21	938,125	748,155
Fieldwood Energy LLC 2nd Lien Term Loan, 8.375%, 09/30/20	1,000,000	736,500
Glenn Pool Oil & Gas Trust Term Loan, 4.500%, 05/02/16	673,647	670,279
Samson Investments Co. 2nd Lien Term Loan, 5.000%, 09/25/18	1,898,630	1,501,499

		3,656,433

Packaging & Containers—0.0%
BWAY Holding Co., Inc. Term Loan B, 5.552%, 08/14/20	124,375	123,870
Reynolds Group Holdings, Inc. Term Loan, 4.000%, 12/01/18	245,025	241,152

		365,022

Pharmaceuticals—0.3%
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.169%, 02/27/21	1,012,350	1,000,202
Par Pharmaceutical Cos., Inc. Term Loan B2, 4.000%, 09/30/19	1,862,225	1,821,102
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.500%, 12/11/19	341,117	338,346
Term Loan B, 3.500%, 08/05/20	1,094,770	1,086,787

		4,246,437

Retail—0.2%
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	698,250	689,522
Pilot Travel Centers LLC Term Loan B, 4.250%, 10/01/21	509,397	510,989

Retail—(Continued)
Wendy’s International, Inc. Term Loan B, 3.250%, 05/15/19	786,479	781,563

		1,982,074

Semiconductors—0.0%
Microsemi Corp. Term Loan B1, 3.250%, 02/19/20	352,229	346,330

Software—0.3%
Cinedigm Digital Funding I LLC Term Loan, 3.750%, 02/28/18	206,540	206,798
Epiq Systems, Inc. Term Loan B, 4.250%, 08/27/20	691,250	688,658
First Data Corp. Extended Term Loan, 3.667%, 03/23/18	372,933	365,940
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	259,550	258,330
Nuance Communications, Inc. Term Loan C, 2.919%, 08/07/19	715,152	697,273
Rovi Solutions Corp. Term Loan B, 3.750%, 07/02/21	608,452	598,311
Verint Systems, Inc. Term Loan, 3.500%, 09/06/19	782,837	777,749
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	359,455	356,610

		3,949,669

Specialty Retail—0.1%
Camping World, Inc. Term Loan, 5.750%, 02/20/20	1,218,750	1,214,180

Telecommunications—0.9%
Cincinnati Bell, Inc. Term Loan B, 4.000%, 09/10/20	1,426,938	1,412,668
CommScope, Inc. Term Loan B3, 2.829%, 01/21/17	219,389	217,927
Term Loan B4, 3.250%, 01/14/18	329,084	326,890
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	945,600	912,504
Telesat Canada Term Loan B2, 3.500%, 03/28/19	2,535,341	2,497,311
Virgin Media Bristol LLC Term Loan B, 3.500%, 06/07/20	4,285,000	4,220,725
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	471,479	459,692
Term Loan B2A, 3.500%, 01/15/22	303,830	296,234
Term Loan B3, 3.500%, 01/15/22	499,691	487,199

		10,831,150

Transportation—0.1%
Swift Transportation Co. LLC Term Loan B, 3.750%, 06/09/21	845,884	837,002

Total Floating Rate Loans (Cost $105,961,344)		104,180,547

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—8.2%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—4.1%
Alternative Loan Trust 0.810%, 07/25/35 (b)	1,300,000	$1,163,200
American Home Mortgage Investment Trust 6.000%, 02/25/45	610,000	515,960
Banc of America Alternative Loan Trust 5.250%, 05/25/34	399,665	403,748
5.500%, 01/25/20	398,346	403,524
5.500%, 09/25/33	581,375	605,101
5.750%, 04/25/33	609,967	632,157
6.000%, 04/25/34	227,545	229,678
6.000%, 11/25/34	376,542	383,710
Banc of America Funding Corp. Trust 0.285%, 08/26/36 (144A) (b)	175,371	174,678
Banc of America Mortgage Securities, Inc. 4.750%, 10/25/20	25,036	25,195
5.750%, 01/25/35	659,848	670,678
Bayview Opportunity Master Fund Trust 2.981%, 01/28/33 (144A) (b)	272,917	271,154
Bear Stearns Adjustable Rate Mortgage Trust 3.857%, 02/25/35 (b)	232,698	231,136
Bear Stearns ALT-A Trust 2.681%, 10/25/33 (b)	217,890	217,872
Charlie Mac Trust 5.000%, 10/25/34	138,583	138,547
Citigroup Mortgage Loan Trust, Inc. 1.155%, 09/25/37 (144A) (b)	741,509	741,286
4.000%, 01/25/35 (144A) (b)	607,168	631,480
5.500%, 08/25/34	796,310	857,061
Countrywide Alternative Loan Trust 5.250%, 09/25/33	659,445	695,102
5.750%, 12/25/33	1,099,903	1,151,014
Countrywide Home Loan Mortgage Pass-Through Trust 2.904%, 09/25/33 (b)	4,124	3,815
Credit Suisse First Boston Mortgage Securities Corp. 2.583%, 11/25/33 (b)	365,092	362,917
5.000%, 08/25/20	115,210	115,097
Credit Suisse Mortgage Capital Certificates Trust 3.719%, 06/25/50 (144A) (b)	285,724	288,422
EverBank Mortgage Loan Trust 2.500%, 03/25/43 (144A) (b)	1,631,540	1,553,915
Global Mortgage Securitization, Ltd. 0.440%, 04/25/32 (b)	1,428,797	1,370,948
5.250%, 04/25/32	544,913	526,419
Homestar Mortgage Acceptance Corp. 1.270%, 01/25/35 (b)	1,705,000	1,662,752
Impac CMB Trust 0.690%, 04/25/35 (b)	1,480,221	1,353,722
0.795%, 09/25/34 (b)	1,034,188	987,270
0.930%, 01/25/35 (b)	546,910	493,453
0.970%, 10/25/34 (b)	478,768	455,549
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (b)	3,263,704	3,226,701
3.000%, 10/25/29 (144A) (b)	3,391,095	3,482,363
3.500%, 05/25/43 (144A) (b)	1,267,484	1,283,228

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
3.500%, 01/25/44 (144A) (b)	671,026	685,669
3.709%, 05/25/43 (144A) (b)	653,286	652,310
6.000%, 09/25/34	647,348	681,225
MASTR Alternative Loan Trust 6.000%, 07/25/34	1,212,542	1,234,182
6.028%, 01/25/35 (b)	262,186	278,645
Merrill Lynch Mortgage Investors Trust 2.350%, 10/25/35 (b)	194,301	195,748
New Residential Mortgage Loan Trust 3.750%, 01/25/54 (144A) (b)	1,320,228	1,356,426
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.500%, 08/25/33	496,355	520,248
NRP Mortgage Trust 3.250%, 07/25/43 (144A) (b)	888,666	906,134
PHH Mortgage Capital LLC 6.600%, 12/25/27 (144A)	193,336	194,899
RALI Trust 0.720%, 07/25/33 (b)	594,963	551,450
RESI Finance L.P. 1.562%, 09/10/35 (144A) (b)	628,738	528,189
Residential Accredit Loans, Inc. Trust 0.770%, 04/25/34 (b)	160,298	158,189
4.750%, 04/25/34	244,323	250,243
5.000%, 03/25/19	77,979	79,138
5.500%, 09/25/32	159,283	163,622
Residential Asset Securitization Trust 0.620%, 10/25/34 (b)	516,292	468,998
5.500%, 02/25/35	138,702	141,121
RFMSI Trust 5.250%, 04/25/34	1,416,917	1,276,569
5.250%, 07/25/35	652,463	673,195
Sequoia Mortgage Trust
0.386%, 03/20/35 (b)	431,193	385,153
0.786%, 09/20/33 (b)	1,241,435	1,208,003
1.742%, 06/20/34 (b)	1,437,515	1,396,849
2.250%, 06/25/43 (b)	575,498	561,651
2.500%, 04/25/43 (b)	1,593,774	1,534,880
3.000%, 06/25/43 (b)	1,724,068	1,703,889
3.500%, 07/25/43 (144A)	710,884	682,403
Springleaf Mortgage Loan Trust 5.300%, 12/25/59 (144A) (b)	175,000	180,506
Structured Adjustable Rate Mortgage Loan Trust
1.003%, 11/25/34 (b)	2,007,862	1,842,125
2.457%, 07/25/34 (b)	659,776	658,966
2.525%, 02/25/34 (b)	270,168	271,553
2.857%, 03/25/34 (b)	159,639	159,774
Structured Asset Securities Corp. Mortgage Certificates 2.581%, 10/25/33 (b)	572,268	567,550
Thornburg Mortgage Securities Trust 1.637%, 03/25/44 (b)	681,849	666,711
2.153%, 06/25/43 (b)	612,205	608,061
Wells Fargo Mortgage Backed Securities Trust 2.614%, 06/25/35 (b)	488,202	483,897
4.621%, 04/25/35 (b)	58,729	58,821

		51,275,844

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—4.1%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	641,121	$642,887
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.268%, 07/10/43 (144A) (b)	840,000	839,698
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (h)	5,320,828	1
1.170%, 01/25/35 (144A) (b)	341,448	314,496
3.513%, 09/25/37 (144A) (h)	7,737,243	387,636
City Center Trust 4.650%, 07/15/28 (144A) (b)	850,000	849,237
Commercial Mortgage Pass-Through Certificates 2.822%, 10/15/45	720,000	720,631
Commercial Mortgage Trust 2.111%, 07/13/31 (144A) (b)	920,000	921,308
2.436%, 10/15/45	690,000	687,895
2.941%, 01/10/46	1,350,000	1,356,572
3.147%, 08/15/45	550,000	563,435
4.934%, 12/10/44 (b)	330,000	363,592
DBUBS Mortgage Trust 5.419%, 08/10/44 (144A) (b)	1,400,000	1,585,175
5.557%, 11/10/46 (144A) (b)	600,000	673,219
Del Coronado Trust 2.111%, 03/15/26 (144A) (b)	484,000	483,476
FREMF Mortgage Trust 3.165%, 04/25/46 (144A) (b)	600,000	595,163
3.195%, 03/25/45 (144A) (b)	700,000	694,611
3.458%, 11/25/46 (144A) (b)	800,000	816,347
3.741%, 04/25/45 (144A) (b)	1,000,000	1,028,383
4.027%, 11/25/44 (144A) (b)	535,000	544,542
4.176%, 05/25/45 (144A) (b)	988,000	983,301
4.286%, 07/25/48 (144A) (b)	1,825,000	1,890,216
4.347%, 01/25/46 (144A) (b)	765,000	809,671
4.615%, 11/25/49 (144A) (b)	1,050,000	1,127,699
4.884%, 07/25/44 (144A) (b)	900,000	960,799
5.159%, 02/25/47 (144A) (b)	400,000	441,817
5.194%, 09/25/45 (144A) (b)	900,000	993,246
5.238%, 09/25/43 (144A) (b)	400,000	442,146
5.435%, 04/25/20 (144A) (b)	600,000	668,173
GE Business Loan Trust 0.331%, 04/16/35 (144A) (b)	689,764	655,520
0.411%, 06/15/33 (144A) (b)	1,302,417	1,264,356
GS Mortgage Securities Corp. II 3.682%, 02/10/46 (144A)	750,000	762,372
4.782%, 07/10/39	1,084,887	1,090,112
GS Mortgage Securities Trust 1.911%, 07/15/31 (144A) (b)	885,000	884,011
3.135%, 06/10/46	1,250,000	1,265,002
3.377%, 05/10/45	1,000,000	1,038,440
Irvine Core Office Trust 3.173%, 05/15/48 (144A) (b)	1,250,000	1,269,079
JPMorgan Chase Commercial Mortgage Securities Trust 0.521%, 11/15/18 (144A) (b)	602,399	581,325
3.070%, 12/15/46	1,925,000	1,995,205

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Trust
3.977%, 10/15/45 (144A) (b)	700,000	730,416
5.040%, 10/15/42 (b)	2,575,000	2,605,097
5.506%, 11/15/43 (144A) (b)	300,000	333,851
5.623%, 05/12/45	730,000	748,084
6.011%, 02/15/51 (b)	1,350,000	1,367,289
Lehman Brothers Small Balance Commercial 0.420%, 02/25/30 (144A) (b)	826,059	779,407
0.420%, 09/25/30 (144A) (b)	360,630	339,557
Lehman Brothers Small Balance Commercial Mortgage Trust 0.370%, 09/25/36 (144A) (b)	343,314	320,745
1.120%, 10/25/37 (144A) (b)	206,265	204,967
LSTAR Commercial Mortgage Trust 5.354%, 06/25/43 (144A) (b)	594,469	597,078
Morgan Stanley Bank of America Merrill Lynch Trust 2.979%, 04/15/47	920,000	947,697
NorthStar Mortgage Trust 4.400%, 08/25/29 (144A) (b)	800,000	803,695
ORES NPL LLC 3.081%, 09/25/25 (144A)	554,892	554,892
RAIT Trust 2.311%, 05/13/31 (144A) (b)	500,000	493,497
Resource Capital Corp. Ltd. 2.311%, 12/15/28 (144A) (b)	2,000,000	2,008,974
Timberstar Trust 5.668%, 10/15/36 (144A)	540,000	574,871
7.530%, 10/15/36 (144A)	1,549,000	1,616,699
Wells Fargo Commercial Mortgage Trust 2.819%, 08/15/50	400,000	409,405
5.583%, 11/15/43 (144A) (b)	950,000	1,054,943
WF-RBS Commercial Mortgage Trust 2.862%, 03/15/47	1,550,000	1,591,684
3.998%, 03/15/44 (144A)	520,000	553,996
5.245%, 06/15/44 (144A) (b)	400,000	435,028
5.392%, 02/15/44 (144A) (b)	250,000	274,064

		52,536,730

Total Mortgage-Backed Securities (Cost $101,659,976)		103,812,574

Foreign Government—4.8%

Municipal—0.3%
Brazil Minas SPE via State of Minas Gerais 5.333%, 02/15/28 (144A)	3,000,000	2,962,500
Province of Salta Argentina 9.500%, 03/16/22 (144A)	767,700	748,508

		3,711,008

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—4.5%
Croatia Government International Bond 5.500%, 04/04/23 (144A)	1,300,000	$1,346,800
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	4,898,000,000	327,919
7.000%, 05/15/22 (IDR)	4,500,000,000	348,809
7.000%, 05/15/27 (IDR)	4,400,000,000	325,092
8.250%, 06/15/32 (IDR)	24,816,000,000	2,008,723
IPIC GMTN, Ltd. 5.500%, 03/01/22 (144A)	1,680,000	1,921,500
Ireland Government Bond 5.000%, 10/18/20 (EUR)	1,820,000	2,755,507
Kenya Government International Bonds 5.875%, 06/24/19 (144A)	735,000	744,188
6.875%, 06/24/24 (144A)	1,565,000	1,639,337
Mexican Bonos 6.500%, 06/09/22 (MXN)	53,750,000	3,819,747
7.500%, 06/03/27 (MXN)	56,500,000	4,273,543
Mexican Udibonos 2.000%, 06/09/22 (MXN)	19,131,436	1,273,766
3.500%, 12/14/17 (MXN)	26,246,433	1,898,583
Norwegian Government Bonds 2.000%, 05/24/23 (NOK)	10,000,000	1,400,217
4.250%, 05/19/17 (NOK)	52,440,000	7,596,461
4.500%, 05/22/19 (NOK)	17,550,000	2,707,758
5.000%, 05/15/15 (NOK)	83,350,000	11,338,329
Poland Government International Bond 4.000%, 01/22/24 (a)	1,325,000	1,406,156
Republic of Ghana 7.875%, 08/07/23 (144A)	3,060,000	2,830,500
Romania Government Bonds 5.850%, 04/26/23 (RON)	14,070,000	4,404,274
5.950%, 06/11/21 (RON)	7,310,000	2,275,038
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A)	784,363	813,384

		57,455,631

Total Foreign Government (Cost $69,624,404)		61,166,639

Asset-Backed Securities—4.0%

Asset-Backed - Automobile—0.5%
American Credit Acceptance Receivables Trust 4.050%, 02/15/18 (144A)	321,000	322,543
AmeriCredit Automobile Receivables Trust 4.040%, 07/10/17	300,000	305,390
Capital Auto Receivables Asset Trust 2.190%, 09/20/21	500,000	500,821
Capital Automotive REIT 3.660%, 10/15/44 (144A)	1,900,000	1,891,232
CarNow Auto Receivables Trust 2.980%, 11/15/17 (144A)	473,000	473,759
Chesapeake Funding LLC 1.307%, 05/07/24 (144A) (b)	300,000	301,338

Asset-Backed - Automobile—(Continued)
First Investors Auto Owner Trust 2.530%, 01/15/20 (144A)	275,000	274,871
Flagship Credit Auto Trust 5.380%, 07/15/20 (144A)	700,000	712,977
Santander Drive Auto Receivables Trust 2.700%, 08/15/18	650,000	661,258
Tidewater Auto Receivables Trust 2.830%, 10/15/19 (144A)	500,000	504,438
United Auto Credit Securitization Trust 2.900%, 12/15/17 (144A)	400,000	401,935

		6,350,562

Asset-Backed - Home Equity—0.2%
Accredited Mortgage Loan Trust 0.320%, 09/25/36 (b)	769,655	760,148
Home Equity Asset Trust 0.280%, 03/25/37 (b)	273,113	269,152
Irwin Whole Loan Home Equity Trust 1.205%, 03/25/25 (b)	141,757	141,606
Nationstar Home Equity Loan Trust 0.320%, 03/25/37 (b)	242,225	235,906
Option One Mortgage Loan Trust 0.430%, 11/25/35 (b)	313,283	309,078
Truman Capital Mortgage Loan Trust 1.870%, 01/25/34 (144A) (b)	553,160	547,017
Wells Fargo Home Equity Trust 0.580%, 11/25/35 (b)	105,963	105,794

		2,368,701

Asset-Backed - Manufactured Housing—0.2%
Conseco Financial Corp. 6.240%, 12/01/28 (b)	35,259	36,384
Greenpoint Manufactured Housing 8.450%, 06/20/31 (b)	118,961	115,054
Lehman ABS Manufactured Housing Contract Trust 5.873%, 04/15/40	163,021	175,734
Madison Avenue Manufactured Housing Contract 2.420%, 03/25/32 (b)	516,432	516,308
3.420%, 03/25/32 (b)	250,000	244,598
Mid-State Capital Trust 5.250%, 12/15/45 (144A)	407,835	422,594
7.000%, 12/15/45 (144A)	481,986	519,062
Mid-State Trust 7.540%, 02/15/36	43,075	45,722
Origen Manufactured Housing Contract Trust 1.355%, 01/15/35 (b)	398,780	420,584
5.460%, 11/15/35 (b)	281,659	288,312
5.460%, 06/15/36 (b)	230,298	240,061

		3,024,413

Asset-Backed - Other—3.1%
American Homes 4 Rent 1.600%, 06/17/31 (144A) (b)	500,000	490,495

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
American Homes 4 Rent Trust 4.596%, 12/17/36 (144A)	1,000,000	$1,013,302
5.040%, 12/17/36 (144A)	1,000,000	1,012,983
5.149%, 10/17/36 (144A)	500,000	510,183
Applebee’s/IHOP Funding LLC 4.277%, 09/05/44 (144A)	1,900,000	1,906,219
Bayview Opportunity Master Fund IIa Trust 3.721%, 08/28/44 (144A) (b)	658,304	658,797
Bayview Opportunity Master Fund Trust IIIa 3.623%, 07/28/19 (144A)	460,494	457,427
Beacon Container Finance LLC 3.720%, 09/20/27 (144A)	194,029	196,446
Carrington Mortgage Loan Trust 0.280%, 07/25/36 (b)	223,673	219,124
0.570%, 09/25/35 (b)	39,510	39,144
Citicorp Residential Mortgage Securities Trust 5.775%, 09/25/36	727,271	761,667
CKE Restaurant Holdings, Inc. 4.474%, 03/20/43 (144A)	3,018,625	3,061,067
Colony American Homes Single-Family Rental Pass-Through Certificates 2.062%, 07/17/31 (144A) (b)	1,000,000	974,299
Countrywide Asset-Backed Certificates 0.350%, 06/25/36 (b)	306,741	299,240
0.405%, 04/25/36 (b)	168,425	166,737
4.456%, 10/25/35 (b)	121,236	121,235
Credit-Based Asset Servicing and Securitization LLC 0.245%, 04/25/37 (b)	301,697	256,224
Cronos Containers Program, Ltd. 3.810%, 09/18/27 (144A)	387,500	387,681
Dominos Pizza Master Issuer LLC
5.216%, 01/25/42 (144A)	2,242,666	2,351,106
Drug Royalty II L.P. 2
3.082%, 07/15/23 (144A) (b)	713,015	717,148
Ellington Loan Acquisition Trust
1.070%, 05/25/37 (144A) (b)	198,605	196,552
1.070%, 05/28/37 (144A) (b)	1,014,784	998,069
First Franklin Mortgage Loan Trust
0.845%, 03/25/35 (b)	52,034	51,903
GLC Trust
3.000%, 07/15/21 (144A)	1,069,730	1,064,595
GMAT Trust
3.967%, 11/25/43 (144A)	1,108,197	1,116,034
Hercules Capital Funding Trust
3.320%, 12/16/17 (144A)	55,856	55,699
HOA Funding LLC
4.846%, 08/20/44 (144A)	2,288,500	2,243,641
Icon Brands Holdings LLC
4.229%, 01/25/43 (144A)	1,044,688	1,040,763
JPMorgan Mortgage Acquisition Trust
0.305%, 05/25/36 (b)	97,058	95,660
Leaf Receivables Funding LLC
2.670%, 09/15/20 (144A)	538,712	541,195
5.110%, 09/15/21 (144A)	531,000	540,664
5.500%, 09/15/20 (144A)	367,451	371,133

Asset-Backed - Other—(Continued)
Progreso Receivables Funding I LLC
4.000%, 07/09/18 (144A)	1,271,000	1,273,288
Sierra Timeshare Receivables Funding LLC
1.870%, 08/20/29 (144A)	177,295	177,989
Silver Bay Realty Trust
2.212%, 09/17/31 (144A) (b)	1,000,000	980,362
Spirit Master Funding LLC
3.887%, 12/20/43 (144A)	200,000	204,006
4.629%, 01/20/45 (144A)	1,600,000	1,614,080
5.740%, 03/20/42 (144A)	178,536	199,346
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	900,000	899,255
2.580%, 09/15/21 (144A)	2,100,000	2,106,046
STORE Master Funding LLC
4.160%, 03/20/43 (144A)	194,502	197,968
4.210%, 04/20/44 (144A)	598,250	610,490
Structured Asset Investment Loan Trust
0.370%, 01/25/36 (b)	304,070	295,689
Structured Asset Securities Corp. Mortgage Loan Trust
0.300%, 03/25/37 (b)	163,492	162,721
TAL Advantage V LLC
3.510%, 02/22/39 (144A)	1,168,750	1,173,978
Vericrest Opportunity Loan Transferee LLC
3.125%, 04/27/54 (144A)	673,938	670,016
Vericrest Opportunity Loan Trust XIX LLC
3.875%, 04/26/55 (144A)	1,000,000	995,000
Vericrest Opportunity Loan Trust XXIII LLC
3.625%, 11/25/53 (144A)	767,270	770,088
Westgate Resorts LLC
2.150%, 12/20/26 (144A)	678,597	673,932
2.250%, 08/20/25 (144A)	337,697	338,223
2.500%, 03/20/25 (144A)	157,544	158,215
3.250%, 12/20/26 (144A)	1,447,675	1,445,413
3.750%, 08/20/25 (144A)	134,007	134,796
4.500%, 01/20/25 (144A)	202,256	203,900

		39,201,233

Total Asset-Backed Securities (Cost $50,187,686)		50,944,909

Municipals—3.4%
Baylor University
4.313%, 03/01/42	800,000	811,152
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project
5.950%, 05/15/33	3,360,000	3,760,378
California Educational Facilities Authority Revenue
5.000%, 06/01/43	1,470,000	1,994,863
Gulf Coast Waste Disposal Authority
5.200%, 05/01/28	945,000	990,823
Indianapolis Airport Authority Federal Express Corp. Project
5.100%, 01/15/17	660,000	711,982

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Municipals—(Continued)

Security Description	Principal Amount*	Value
JobsOhio Beverage System
3.985%, 01/01/29	2,990,000	$3,099,613
4.532%, 01/01/35	760,000	815,548
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects
6.750%, 11/01/32	1,550,000	1,758,568
Massachusetts State Development Finance Agency Revenue Board Institute, Inc.
5.250%, 04/01/37	1,350,000	1,560,559
5.375%, 04/01/41	400,000	464,004
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology
5.500%, 07/01/32	950,000	1,325,297
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital
6.500%, 01/01/41	600,000	709,956
New Jersey Economic Development Authority Lease Revenue
Zero Coupon, 02/15/18	3,400,000	3,143,436
New Jersey State Transportation Trust Fund Authority Transportation Systems
5.500%, 06/15/41	2,000,000	2,243,560
New York City Transitional Finance Authority Revenue Future Tax Secured
5.000%, 11/01/33	300,000	340,722
North East Independent School District
5.250%, 02/01/31	640,000	840,800
Port Authority of New York & New Jersey
4.458%, 10/01/62	460,000	488,258
Port of Corpus Christi Authority TX Celanese Project
6.700%, 11/01/30	1,500,000	1,503,555
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects
6.250%, 11/01/33	800,000	931,432
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp.
5.125%, 06/01/37	1,710,000	1,809,488
State of Washington
3.000%, 07/01/28	450,000	452,102
Sweetwater County WY, Solid Waste Disposal Revenue FMC Corp. Project
5.600%, 12/01/35	1,670,000	1,693,397
Texas A&M University Permanent University Fund
5.000%, 07/01/30	530,000	647,178
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project.
5.900%, 05/01/38 (b)	1,505,000	1,633,903
Texas Municipal Gas Acquisition & Supply Corp. III
5.000%, 12/15/30	750,000	825,757
5.000%, 12/15/31	1,550,000	1,700,939
University of California CA, Revenue
3.380%, 05/15/28	1,200,000	1,164,732
University of Texas System
5.000%, 08/15/43	395,000	452,710
Virginia Commonwealth Transportation Board
4.000%, 05/15/31	1,300,000	1,395,459
4.000%, 05/15/32	1,300,000	1,390,012
Washington Suburban Sanitary Commission 4.000%, 06/01/43	960,000	1,006,790
4.000%, 06/01/44	930,000	974,566
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project 4.900%, 03/01/28	300,000	312,333

Total Municipals (Cost $39,598,173)		42,953,872

Convertible Bonds—2.3%

Commercial Services—0.1%
Cardtronics, Inc. 1.000%, 12/01/20 (a)	465,000	460,059
Euronet Worldwide, Inc. 1.500%, 10/01/44 (144A)	540,000	549,113

		1,009,172

Computers—0.2%
Mentor Graphics Corp. 4.000%, 04/01/31 (a)	2,213,000	2,650,067

Electrical Components & Equipment—0.2%
General Cable Corp. 4.500%, 11/15/29 (k)	2,420,000	1,746,937

Electronics—0.2%
Vishay Intertechnology, Inc. 2.250%, 05/15/41 (144A)	2,545,000	2,293,681

Forest Products & Paper—0.0%
Sino-Forest Corp.
Escrow (c) (f) (m)	1,246,000	0
Escrow (c) (f) (m)	500,000	0

		0

Healthcare-Products—0.4%
Hologic, Inc. 2.000%, 03/01/42 (a) (k)	1,400,000	1,559,250
NuVasive, Inc. 2.750%, 07/01/17	2,580,000	3,279,825

		4,839,075

Healthcare-Services—0.1%
Molina Healthcare, Inc. 1.625%, 08/15/44 (a)	1,155,000	1,284,938

Home Builders—0.3%
KB Home 1.375%, 02/01/19 (a)	1,275,000	1,263,844

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Ryland Group, Inc. (The) 0.250%, 06/01/19	1,095,000	$1,013,559
Standard Pacific Corp. 1.250%, 08/01/32	1,210,000	1,356,713

		3,634,116

Internet—0.2%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (144A) (a)	1,375,000	1,309,687
WebMD Health Corp. 2.500%, 01/31/18	1,410,000	1,406,475

		2,716,162

Mining—0.2%
Mirabela Nickel, Ltd. 9.500%, 06/20/19 (144A) (d)	313,203	250,562
Vedanta Resources Jersey, Ltd. 5.500%, 07/13/16	2,200,000	2,128,500

		2,379,062

Oil & Gas—0.2%
American Energy - Utica LLC 3.500%, 03/01/21 (144A) (e)	860,000	610,600
Chesapeake Energy Corp. 2.250%, 12/15/38	1,250,000	1,122,656
Cobalt International Energy, Inc. 2.625%, 12/01/19	1,425,000	860,344

		2,593,600

Semiconductors—0.0%
LDK Solar Co., Ltd. 5.535%, 12/31/18 (e)	323,800	0
ON Semiconductor Corp. 2.625%, 12/15/26 (a)	225,000	267,469

		267,469

Software—0.1%
Nuance Communications, Inc. 2.750%, 11/01/31	1,745,000	1,739,547

Telecommunications—0.1%
Finisar Corp. 0.500%, 12/15/33	915,000	866,963

Transportation—0.0%
Golar LNG, Ltd. 3.750%, 03/07/17	300,000	307,500

Total Convertible Bonds (Cost $27,816,711)		28,328,289

Preferred Stocks—2.0%

Air Freight & Logistics—0.1%
CEVA Holdings Inc. - Series A (f)	864	669,383

Banks—0.9%
Citigroup, Inc., 7.125% (b)	150,000	4,068,000
CoBank ACB, 6.250% (b)	1,500	151,172
Fifth Third Bancorp, 6.625% (b)	22,310	609,732
GMAC Capital Trust I, 8.125% (b)	56,000	1,477,280
U.S. Bancorp Series F, 6.500% (a) (b)	44,757	1,318,094
Series G, 6.000% (a) (b)	116,875	3,169,650

		10,793,928

Capital Markets—0.2%
Morgan Stanley
6.375% (a) (b)	16,190	409,769
7.125% (a) (b)	50,000	1,376,500
State Street Corp., 5.900% (b)	43,000	1,111,980

		2,898,249

Consumer Finance—0.0%
Ally Financial, Inc. , 7.000% (144A)	250	249,898

Diversified Financial Services—0.3%
Citigroup Capital XIII, 7.875% (b)	157,756	4,193,155

Insurance—0.3%
Allstate Corp. (The), 5.100% (b)	106,925	2,708,410
Aspen Insurance Holdings, Ltd., 5.950% (b)	50,000	1,263,000

		3,971,410

Telecommunications—0.2%
Qwest Corp., 7.375%	109,000	2,921,200

Total Preferred Stocks (Cost $25,022,691)		25,697,223

Convertible Preferred Stocks—0.6%

Banks—0.5%
Bank of America Corp. 7.250%, 12/31/49	462	537,292
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	5,987,790

		6,525,082

Diversified Financial Services—0.1%
AMG Capital Trust II 5.150%, 10/15/37	20,000	1,235,000

Total Convertible Preferred Stocks (Cost $7,261,269)		7,760,082

Common Stocks—0.1%

Air Freight & Logistics—0.1%
CEVA Holdings LLC (f) (l)	399	309,225

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Banks—0.0%
BTA Bank JSC (GDR) (144A) (l)	1,133	$621

Commercial Services—0.0%
Comdisco Holding Co., Inc. (l)	83	539

Containers & Packaging—0.0%
Smurfit Kappa Group plc	219	4,924

Marine—0.0%
Horizon Lines, Inc. - Class A (f) (l)	278,510	175,768

Media—0.0%
Cengage Learning, Inc. (l)	10,995	264,798

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (f) (l) (m)	2,370,320	56,119

Semiconductors & Semiconductor Equipment—0.0%
LDK Solar Co., Ltd. (ADR) (l)	22,685	2,495

Total Common Stocks (Cost $2,348,926)		814,489

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (f) (l) (Cost $0)	1,700	14,450

Short-Term Investments—12.2%

Mutual Fund—6.5%
State Street Navigator Securities Lending MET Portfolio (o)	82,128,493	82,128,493

Repurchase Agreement—5.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $72,133,321 on 01/02/15, collateralized by $71,960,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/18 with a value of $73,579,100.	72,133,321	72,133,321

Total Short-Term Investments (Cost $154,261,814)		154,261,814

Total Investments—111.1% (Cost $1,399,276,710)		1,405,624,779
Unfunded Loan Commitments—(0.0)% (Cost $(192,572))		(192,572)
Net Investments—111.1% (Cost $1,399,084,138) (p)		1,405,432,207
Other assets and liabilities (net)—(11.1)%		(140,339,216)

Net Assets—100.0%		$1,265,092,991

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $82,896,410 and the collateral received consisted of cash in the amount of $82,128,493 and non-cash collateral with a value of $3,990,445. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $411,262, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Illiquid security. As of December 31, 2014, these securities represent 0.3% of net assets.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Interest only security.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	This loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(l)	Non-income producing security.
(m)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

(o)	Represents investment of cash collateral received from securities lending transactions.
(p)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,402,148,306. The aggregate unrealized appreciation and depreciation of investments were $45,208,215 and $(41,924,314), respectively, resulting in net unrealized appreciation of $3,283,901 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $370,560,950, which is 29.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Desarrolladora Homex S.A.B. de C.V.	02/02/12	$905,000	$895,705	$63,350
Desarrolladora Homex S.A.B. de C.V.	12/11/09	855,000	846,776	59,850
Mirabela Nickel, Ltd.	06/30/14	313,203	313,203	250,562
Urbi Desarrollos Urbanos S.A.B. de C.V.	01/27/12	375,000	370,319	37,500

				$411,262

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,878,783	UBS AG	03/04/15	USD	1,578,392	$51,000
CAD	3,532,147	JPMorgan Chase Bank N.A.	03/02/15	USD	3,110,366	74,101
EUR	21,727,110	JPMorgan Chase Bank N.A.	01/14/15	USD	27,585,065	1,291,649
EUR	9,071,461	JPMorgan Chase Bank N.A.	03/04/15	USD	11,260,256	277,343
JPY	981,262,000	JPMorgan Chase Bank N.A.	03/18/15	USD	8,372,365	174,916
NZD	2,495,750	Citibank N.A.	01/12/15	USD	1,907,951	(37,711)
NZD	2,476,504	Brown Brothers Harriman & Co.	01/20/15	USD	1,908,963	(20,177)
RUB	66,297,483	JPMorgan Chase Bank N.A.	01/23/15	USD	1,163,114	78,401

Cross Currency Contracts to Buy
EUR	5,955,288	JPMorgan Chase Bank N.A.	01/29/15	NOK	53,972,604	(28,612)

Net Unrealized Appreciation						$1,860,910

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	03/20/15	101	USD	16,213,936	$470,002

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/15	(133)	USD	(18,790,418)	(436,395)
U.S. Treasury Note 10 Year Futures	03/20/15	(1,237)	USD	(156,030,135)	(817,599)
U.S. Treasury Note 2 Year Futures	03/31/15	(36)	USD	(7,879,400)	10,025
U.S. Treasury Note 5 Year Futures	03/31/15	(878)	USD	(104,391,324)	(28,942)

Net Unrealized Depreciation					$(802,909)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Appreciation
Markit CDX North America High Yield Index, Series 23	5.000%	12/20/19	3.557%	USD	24,500,000	$82,190

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Diamond Offshore Drilling Inc. 4.875%, due 07/01/15	1.000%	12/20/19	Morgan Stanley Capital Services LLC	3.107%	USD	2,525,000	$(237,560)	$(92,038)	$(145,522)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$2,273,062	$—	$2,273,062
Agriculture	—	6,737,025	—	6,737,025
Airlines	—	5,065,021	—	5,065,021
Auto Manufacturers	—	2,002,087	—	2,002,087
Auto Parts & Equipment	—	2,625,050	—	2,625,050
Banks	—	77,043,105	—	77,043,105
Beverages	—	1,979,582	—	1,979,582
Building Materials	—	10,400,740	—	10,400,740
Chemicals	—	10,156,887	—	10,156,887
Coal	—	947,950	—	947,950
Commercial Services	—	13,069,218	—	13,069,218
Computers	—	4,943,721	—	4,943,721
Diversified Financial Services	—	35,205,647	—	35,205,647
Electric	—	29,735,234	—	29,735,234
Electrical Components & Equipment	—	28,088	—	28,088
Electronics	—	3,278,200	—	3,278,200
Energy-Alternate Sources	—	321,563	—	321,563
Engineering & Construction	—	4,325,500	—	4,325,500
Entertainment	—	6,970,013	—	6,970,013
Food	—	16,112,510	—	16,112,510
Forest Products & Paper	—	2,179,120	—	2,179,120
Gas	—	2,920,495	—	2,920,495
Hand/Machine Tools	—	1,643,187	—	1,643,187
Healthcare-Products	—	2,416,800	—	2,416,800
Healthcare-Services	—	3,402,420	—	3,402,420
Home Builders	—	7,040,875	—	7,040,875
Home Furnishings	—	1,252,030	—	1,252,030
Household Products/Wares	—	2,327,797	—	2,327,797
Insurance	—	89,009,965	1,881,430	90,891,395
Internet	—	2,772,380	—	2,772,380
Investment Company Security	—	965,325	—	965,325
Iron/Steel	—	8,060,972	—	8,060,972
Leisure Time	—	705,250	—	705,250
Lodging	—	4,101,150	—	4,101,150
Machinery-Construction & Mining	—	706,018	—	706,018
Machinery-Diversified	—	3,426,272	—	3,426,272
Media	—	3,346,716	—	3,346,716
Metal Fabricate/Hardware	—	368,520	—	368,520
Mining	—	12,512,014	—	12,512,014
Multi-National	—	13,681,192	—	13,681,192
Oil & Gas	—	35,828,536	—	35,828,536
Oil & Gas Services	—	7,597,191	—	7,597,191
Packaging & Containers	—	5,883,224	—	5,883,224
Pharmaceuticals	—	2,971,600	—	2,971,600
Pipelines	—	38,557,502	—	38,557,502
Real Estate	—	1,270,500	—	1,270,500
Real Estate Investment Trusts	—	19,243,234	—	19,243,234
Retail	—	5,101,121	—	5,101,121
Semiconductors	—	2,245,875	—	2,245,875
Software	—	3,575,500	—	3,575,500
Telecommunications	—	32,050,226	—	32,050,226
Textiles	—	575,231	—	575,231
Transportation	—	2,056,761	—	2,056,761
Trucking & Leasing	—	2,108,339	—	2,108,339
Total Corporate Bonds & Notes	—	555,123,541	1,881,430	557,004,971

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$268,684,920	$—	$268,684,920
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	103,987,975	—	103,987,975
Total Mortgage-Backed Securities*	—	103,812,574	—	103,812,574
Total Foreign Government*	—	61,166,639	—	61,166,639
Total Asset-Backed Securities*	—	50,944,909	—	50,944,909
Total Municipals	—	42,953,872	—	42,953,872
Total Convertible Bonds*	—	28,328,289	0	28,328,289
Preferred Stocks
Air Freight & Logistics	—	669,383	—	669,383
Banks	10,642,756	151,172	—	10,793,928
Capital Markets	2,898,249	—	—	2,898,249
Consumer Finance	—	249,898	—	249,898
Diversified Financial Services	4,193,155	—	—	4,193,155
Insurance	3,971,410	—	—	3,971,410
Telecommunications	2,921,200	—	—	2,921,200
Total Preferred Stocks	24,626,770	1,070,453	—	25,697,223
Convertible Preferred Stocks
Banks	6,525,082	—	—	6,525,082
Diversified Financial Services	—	1,235,000	—	1,235,000
Total Convertible Preferred Stocks	6,525,082	1,235,000	—	7,760,082
Common Stocks
Air Freight & Logistics	—	309,225	—	309,225
Banks	—	621	—	621
Commercial Services	539	—	—	539
Containers & Packaging	—	4,924	—	4,924
Marine	175,768	—	—	175,768
Media	—	264,798	—	264,798
Metals & Mining	—	—	56,119	56,119
Semiconductors & Semiconductor Equipment	2,495	—	—	2,495
Total Common Stocks	178,802	579,568	56,119	814,489
Total Warrant*	—	14,450	—	14,450
Short-Term Investments
Mutual Fund	82,128,493	—	—	82,128,493
Repurchase Agreement	—	72,133,321	—	72,133,321
Total Short-Term Investments	82,128,493	72,133,321	—	154,261,814
Total Net Investments	$113,459,147	$1,290,035,511	$1,937,549	$1,405,432,207

Collateral for Securities Loaned (Liability)	$—	$(82,128,493)	$—	$(82,128,493)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,947,410	$—	$1,947,410
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(86,500)	—	(86,500)
Total Forward Contracts	$—	$1,860,910	$—	$1,860,910
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$480,027	$—	$—	$480,027
Futures Contracts (Unrealized Depreciation)	(1,282,936)	—	—	(1,282,936)
Total Futures Contracts	$(802,909)	$—	$—	$(802,909)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$82,190	$—	$82,190
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(237,560)	$—	$(237,560)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Corporate Bonds & Notes
Insurance	$—	$143,930	$1,737,500	$1,881,430	$143,930
Convertible Bonds
Forest Products & Paper	0	0	—	0	0
Semiconductors	—	0	0	0	0
Common Stock
Metals & Mining	—	(1,954)	58,073	56,119	(1,954)

Total	$—	$141,976	$1,795,573	$1,937,549	$141,976

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,405,432,207
Cash	577,490
Cash denominated in foreign currencies (c)	10,454,543
Cash collateral (d)	4,075,482
Unrealized appreciation on forward foreign currency exchange contracts	1,947,410
Receivable for:
Investments sold	517,000
Fund shares sold	147,510
Dividends and interest	11,608,536
Interest on OTC swap contracts	33,873
Variation margin on swap contracts	25,525
Prepaid expenses	3,351

Total Assets	1,434,822,927
Liabilities
OTC swap contracts at market value (e)	237,560
Unrealized depreciation on forward foreign currency exchange contracts	86,500
Collateral for securities loaned	82,128,493
Payables for:
Investments purchased	8,536,407
TBA securities purchased	77,022,602
Fund shares redeemed	334,657
Variation margin on futures contracts	412,153
Accrued expenses:
Management fees	609,053
Distribution and service fees	45,357
Deferred trustees’ fees	67,424
Other expenses	249,730

Total Liabilities	169,729,936

Net Assets	$1,265,092,991

Net assets consist of:
Paid in surplus	$1,190,489,633
Undistributed net investment income	57,208,673
Accumulated net realized gain	11,758,970
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	5,635,715

Net Assets	$1,265,092,991

Net Assets
Class A	$952,661,526
Class B	67,081,796
Class E	245,349,669
Capital Shares Outstanding*
Class A	86,971,458
Class B	6,253,137
Class E	22,552,186
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.95
Class B	10.73
Class E	10.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,399,084,138.
(b)	Includes securities loaned at value of $82,896,410.
(c)	Identified cost of cash denominated in foreign currencies was $12,006,990.
(d)	Includes collateral of $2,445,482 for futures contracts, $1,350,000 for centrally cleared swaps and $280,000 for OTC swap contracts.
(e)	Net premium received on OTC swap contracts was $92,038.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$2,267,414
Interest (a)	58,767,017
Securities lending income	321,256

Total investment income	61,355,687
Expenses
Management fees	7,276,073
Administration fees	30,202
Custodian and accounting fees	407,895
Distribution and service fees—Class B	120,263
Distribution and service fees—Class E	371,101
Audit and tax services	66,683
Legal	34,183
Trustees’ fees and expenses	43,760
Shareholder reporting	130,729
Insurance	8,140
Miscellaneous	14,568

Total expenses	8,503,597

Net Investment Income	52,852,090

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,467,257
Futures contracts	(3,957,997)
Swap contracts	362,827
Foreign currency transactions	4,094,672

Net realized gain	22,966,759

Net change in unrealized appreciation (depreciation) on:
Investments	(15,587,156)
Futures contracts	(3,204,229)
Swap contracts	(63,332)
Foreign currency transactions	417,882

Net change in unrealized depreciation	(18,436,835)

Net realized and unrealized gain	4,529,924

Net Increase in Net Assets From Operations	$57,382,014

(a)	Net of foreign withholding taxes of $18,451.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,852,090	$60,083,237
Net realized gain	22,966,759	13,618,754
Net change in unrealized depreciation	(18,436,835)	(55,262,680)

Increase in net assets from operations	57,382,014	18,439,311

From Distributions to Shareholders
Net investment income
Class A	(50,319,138)	(47,801,563)
Class B	(1,930,820)	0
Class E	(11,977,710)	(12,818,601)
Net realized capital gains
Class A	(10,046,356)	(2,724,441)
Class B	(405,931)	0
Class E	(2,468,525)	(751,357)

Total distributions	(77,148,480)	(64,095,962)

Increase in net assets from capital share transactions	24,033,362	126,819,626

Total increase in net assets	4,266,896	81,162,975

Net Assets
Beginning of period	1,260,826,095	1,179,663,120

End of period	$1,265,092,991	$1,260,826,095

Undistributed net investment income
End of period	$57,208,673	$61,798,684

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,351,317	$26,108,142	12,451,227	$140,830,349
Reinvestments	5,589,398	60,365,494	4,511,250	50,526,004
Redemptions	(10,101,024)	(111,845,559)	(7,379,732)	(82,574,493)

Net increase (decrease)	(2,160,309)	$(25,371,923)	9,582,745	$108,781,860

Class B (a)
Sales	4,387,077	$47,717,865	2,277,064	$24,567,925
Reinvestments	220,448	2,336,751	0	0
Redemptions	(601,273)	(6,536,301)	(30,179)	(326,812)

Net increase	4,006,252	$43,518,315	2,246,885	$24,241,113

Class E
Sales	4,191,650	$46,087,571	5,580,038	$62,252,775
Reinvestments	1,345,087	14,446,235	1,218,129	13,569,958
Redemptions	(4,964,094)	(54,646,836)	(7,398,355)	(82,026,080)

Net increase (decrease)	572,643	$5,886,970	(600,188)	$(6,203,347)

Increase derived from capital shares transactions		$24,033,362		$126,819,626

(a)	Commencement of operations was July 17, 2013.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.14	$11.57	$10.95	$11.15	$10.47

Income (Loss) from Investment Operations
Net investment income (a)	0.46	0.55	0.57	0.62	0.64
Net realized and unrealized gain (loss) on investments	0.05	(0.37)	0.66	(0.22)	0.60

Total from investment operations	0.51	0.18	1.23	0.40	1.24

Less Distributions
Distributions from net investment income	(0.58)	(0.58)	(0.57)	(0.53)	(0.56)
Distributions from net realized capital gains	(0.12)	(0.03)	(0.04)	(0.07)	0.00

Total distributions	(0.70)	(0.61)	(0.61)	(0.60)	(0.56)

Net Asset Value, End of Period	$10.95	$11.14	$11.57	$10.95	$11.15

Total Return (%) (b)	4.58	1.54	11.62	3.63	12.17

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	0.63	0.63	0.64	0.67
Ratio of net investment income to average net assets (%)	4.15	4.88	5.12	5.61	5.94
Portfolio turnover rate (%)	82 (f)	29	23	30	33
Net assets, end of period (in millions)	$952.7	$993.0	$920.1	$743.2	$638.0

	Class B
	Year Ended December 31,
	2014	2013(c)
Net Asset Value, Beginning of Period	$10.92	$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.23
Net realized and unrealized gain (loss) on investments	0.07	(0.07)

Total from investment operations	0.48	0.16

Less Distributions
Distributions from net investment income	(0.55)	0.00
Distributions from net realized capital gains	(0.12)	0.00

Total distributions	(0.67)	0.00

Net Asset Value, End of Period	$10.73	$10.92

Total Return (%) (b)	4.40	1.49	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.88	(e)
Ratio of net investment income to average net assets (%)	3.83	4.71	(e)
Portfolio turnover rate (%)	82 (f)	29
Net assets, end of period (in millions)	$67.1	$24.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.07	$11.50	$10.89	$11.10	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.44	0.53	0.55	0.60	0.62
Net realized and unrealized gain (loss) on investments	0.05	(0.37)	0.65	(0.22)	0.60

Total from investment operations	0.49	0.16	1.20	0.38	1.22

Less Distributions
Distributions from net investment income	(0.56)	(0.56)	(0.55)	(0.52)	(0.55)
Distributions from net realized capital gains	(0.12)	(0.03)	(0.04)	(0.07)	0.00

Total distributions	(0.68)	(0.59)	(0.59)	(0.59)	(0.55)

Net Asset Value, End of Period	$10.88	$11.07	$11.50	$10.89	$11.10

Total Return (%) (b)	4.44	1.41	11.45	3.46	12.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.78	0.78	0.79	0.82
Ratio of net investment income to average net assets (%)	3.99	4.73	4.97	5.46	5.79
Portfolio turnover rate (%)	82 (f)	29	23	30	33
Net assets, end of period (in millions)	$245.3	$243.3	$259.6	$213.6	$155.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Commencement of operations was July 17, 2013.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 44% for 2014.

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-35

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, defaulted bonds, swap transactions, convertible preferred stock interest purchased, distribution re-designations, contingent payment debt instruments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $72,133,321, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The

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value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2014, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2014, the Portfolio had open unfunded loan commitments of $192,572. At December 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

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Notes to Financial Statements—December 31, 2014—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Notes to Financial Statements—December 31, 2014—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements—December 31, 2014—(Continued)

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$480,027	Unrealized depreciation on futures contracts* (a)	$1,282,936
Credit			OTC swap contracts at market value (b)	237,560
	Unrealized appreciation on centrally cleared swap contracts** (a)	82,190
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,947,410	Unrealized depreciation on forward foreign currency exchange contracts	86,500

Total		$2,509,627		$1,606,996

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $33,873.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$1,896,410	$(28,612)	$—	$1,867,798
UBS AG	51,000	—	—	51,000

	$1,947,410	$(28,612)	$—	$1,918,798

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Brown Brothers Harriman & Co.	$20,177	$—	$—	$20,177
Citibank N.A.	37,711	—	—	37,711
JPMorgan Chase Bank N.A.	28,612	(28,612)	—	—
Morgan Stanley Capital Services LLC	237,560	—	(237,560)	—

	$324,060	$(28,612)	$(237,560)	$57,888

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$4,587,084	$4,587,084
Futures contracts	(3,957,997)	—	—	(3,957,997)
Swap contracts	—	362,827	—	362,827

	$(3,957,997)	$362,827	$4,587,084	$991,914

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Notes to Financial Statements—December 31, 2014—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,995,487	$1,995,487
Futures contracts	(3,204,229)	—	—	(3,204,229)
Swap contracts	—	(63,332)	—	(63,332)

	$(3,204,229)	$(63,332)	$1,995,487	$(1,272,074)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$64,175,211
Futures contracts long	12,050,000
Futures contracts short	(214,575,000)
Swap contracts	16,319,067

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Notes to Financial Statements—December 31, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$727,101,650	$306,290,514	$589,514,673	$421,366,222

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$504,167,229	$436,612,797

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $4,744,634 in purchases and $3,978,869 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$7,276,073	0.600%	First $500 million
	0.550%	$500 million to $1 billion
	0.530%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Notes to Financial Statements—December 31, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$66,587,121	$61,252,127	$10,561,359	$2,843,835	$77,148,480	$64,095,962

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,684,321	$12,409,582	$1,576,880	$—	$74,670,783

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Strategic Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

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Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-50

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pioneer Strategic Income Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pioneer Investment Management Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board further noted that the Portfolio outperformed its benchmark, the Barclays U.S. Universal Bond Index, for the one-, three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-51

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the Pyramis Government Income Portfolio returned 7.56%. The Portfolio’s primary benchmark, the Barclays U.S. Government Bond Index1, returned 4.92%. The Portfolio’s secondary benchmark, the Custom Benchmark2, returned 7.91%.

MARKET ENVIRONMENT / CONDITIONS

For the twelve months ending December 31, 2014, the U.S. investment-grade bond market earned a return of 5.97%, as measured by the Barclays U.S. Aggregate Bond Index. It was the best calendar-year return for the bond market since 2011, and a strong comeback from 2013, when the bond market produced a return of -2.02%. The market environment during the year was characterized by rising short-term interest rates, falling intermediate-term and long-term interest rates, a flattening U.S. Treasury yield curve, collapsing oil prices, declining inflation expectations, widening yield spreads on credit-sensitive debt instruments, narrowing yield spreads on securitized debt instruments, and periodic spikes in volatility, all of which combined to generate positive returns for the broad Index.

U.S. Treasury yields were mixed during the year, rising modestly at the short end of the U.S. Treasury yield curve—only 2 basis points—but in a more pronounced fashion in the short-intermediate portion of the curve (12 to 32 basis points). The yields on intermediate-term issues fell during the period (10 to 87 basis points), and the decline was even more pronounced for long-term issues (120 to 125 basis points). All of these changes led to a noticeable flattening of the yield curve as the year wore on.

The decline in U.S. Treasury yields came as a surprise to many market pundits, who had predicted that bond yields would move higher this year as the U.S. economic recovery gathered momentum. In fact, bond prices in the first half of the year were supported by weak macroeconomic data, most notably the news that real U.S. gross domestic product (“GDP”) in the first quarter had contracted at an annual rate of 2.9%, the worst quarterly print for real GDP in five years, and one that was commonly attributed to harsh winter weather. Bond prices were also supported by reassuring public statements from the Federal Reserve (the “Fed”), which served as a reminder of the Fed’s ongoing commitment to low interest rates; and by a modest “flight to safety” amid growing geopolitical tensions in many parts of the world, especially Ukraine, Syria, and Iraq.

In the second half of the year, economic conditions in the United States finally began to improve, as evidenced by a strong third-quarter real GDP report, which showed the U.S. economy growing at a brisk pace of 5.0% per year, and by a steadily-improving employment picture, underscored by the September jobs reports, which showed that the U.S. unemployment rate had dropped below 6% for the first time since the summer of 2008. Reports such as these put ongoing upward pressure on bond yields, as they raised concerns that the Fed might raise interest rates sooner than expected, even though the Fed’s Open Market Committee met in September and renewed its pledge to keep interest rates low for a “considerable time”. Meanwhile, there continued to be a strong flight-to-safety bid for U.S. Treasuries in the third quarter, as markets were roiled by a host of geopolitical concerns—e.g., the escalation of the military conflict in eastern Ukraine; the rise of the terrorist group known as Islamic State (ISIS); the outbreak of the Ebola epidemic in West Africa and the first reported cases of the virus in Europe and the United States; the Argentinian government debt default; and disappointing economic reports out of Europe, leading to renewed worries about the prospect for deflation in Euroland.

The events of the fourth quarter were driven by the remarkable collapse in the price of crude oil. When the quarter began, crude oil was trading at a price of $90 per barrel, roughly in line with its price over the last four years. When the quarter ended, the price of crude oil had plunged to $53 per barrel, a 41% decline in one quarter.

The collapse in crude oil prices sent a shock wave through the global financial markets, since oil is one of the world’s most important commodities, and almost every budget in the world is linked to the price of oil somehow. In the bond market, the sudden and dramatic re-pricing of oil had a number of important knock-on effects. First, it caused an immediate downward shift in investor expectations about inflation. Second, with inflationary expectations now lowered, any inflation premium built into the term structure of interest rates could be lowered, too, especially at the long end of the U.S. Treasury yield curve, and this set in motion a further decline in the yields of intermediate-term and long-term U.S. Treasuries. Third, while the yields on risk-free debt instruments declined, the yield spreads on credit-sensitive debt instruments widened, most notably for those bonds leveraged to the price of oil, such as certain U.S. investment-grade corporate bonds, U.S. high-yield corporate bonds, and emerging market debt instruments. Finally, the foreign exchange value of the U.S. dollar surged by about 5% during the fourth quarter, and at year end was trading at a nine-year high relative to a trade-weighted basket of foreign currencies. The strong dollar, too, is dampening any concern about the future prospects for inflation, since imported goods will now be far less expensive in dollar terms.

The 10-year U.S. Treasury note ended the year trading at a yield of 2.17%, 87 basis points lower than it had traded at the beginning of the year. U.S. Treasuries were one of the best-performing sectors in the U.S. investment-grade bond market, posting a solid return of 5.05%. Within Treasuries, there was wide disparity in performance by maturity, with intermediate-term Treasuries producing a return of only 2.57%, and long-dated Treasuries earning a return of 25.07%. U.S. Treasury Inflation-Protected Securities (“TIPS”) also proved to be a laggard, earning a return of only 3.64%, as the decline in inflation expectations throughout the year made the need for inflation protection less relevant.

Among the spread sectors, U.S. Agency debentures posted a total return of only 3.58%, but after adjusting for duration, they

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

outperformed comparable U.S. Treasuries by 55 basis points. Asset-backed securities (“ABS”) mimicked the U.S. Agencies, producing a relatively modest total return of 1.88%, yet outperforming similar-duration U.S. Treasuries by 53 basis points.

Agency mortgage-backed securities (“MBS”) were the top-performing sector on an absolute basis, producing a total return of 6.08% and outperforming similar-duration U.S. Treasuries by 40 basis points. Within this sector, the fixed-rate mortgages issued by the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) were the strongest performers, followed by the fixed-rate mortgages issued by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”). The fixed-rate mortgages issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) actually underperformed similar-duration U.S. Treasuries, although they produced a positive absolute return of 5.97%. The option-adjusted yield spreads on Ginnie Mae MBS widened by 2 basis points in the year, while the option-adjusted yield spreads on Fannie Mae MBS and Freddie Mac MBS narrowed by 9 basis points and 13 basis points, respectively.

Finally, commercial mortgage-backed securities (“CMBS”) were the top-performing sector on a relative basis, producing a total return of only 3.86%, but outperforming similar-duration U.S. Treasuries by 108 basis points.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its primary benchmark over the one year period, and fell in line with its custom benchmark over the period. The relative returns were driven primarily by two factors—yield-curve positioning and sector allocation; favorable security selection made a small positive contribution.

The Portfolio’s relative performance versus the custom benchmark was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve. The Portfolio maintained a slightly shorter-than-benchmark duration during the year, which ordinarily would have had a negative effect on relative performance, given the downward shift in the term structure of interest rates. However, the U.S. Treasury yield curve also flattened considerably, so the Portfolio’s yield-curve positioning strategy proved to be crucial. The Portfolio’s key-rate durations relative to those of its benchmark were fairly neutral, except at the 20-year node, where throughout the year the Portfolio was slightly short duration, and at the 10-year node and 30-year node, where the Portfolio was slightly long duration. The short-duration posture at the 20-year node proved to be detrimental, as yields on the 20-year U.S. Treasury bond fell by 125 basis points during the year, but these losses were more than offset by the long-duration posture at the 10-year node and the 30-year node, where yields fell by 35 basis points and 46 basis points, respectively, in the fourth quarter. The net result of this yield-curve positioning strategy was a significantly positive contribution to excess return.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts and interest-rate swaps—in managing its duration posture and its yield-curve positioning strategy throughout the year. The notional value of these instruments represented about 9% of the Portfolio’s net assets, on average. Nevertheless, they played an important role in insuring that the Portfolio’s duration posture and yield-curve positioning came close to matching those of the benchmark. Derivatives were used solely for hedging purposes, and not as part of a for-profit investment strategy.

The Portfolio pursued a simple but effective sector allocation strategy: overweighting those sectors of the investment universe that offer the highest option-adjusted spreads, and underweighting those sectors that offer the lowest ones. In practice, this strategy expressed itself as a large overweight to both CMBS and collateralized mortgage obligations (“CMOs”), and a small overweight to both MBS and ABS. These overweights were made possible by underweighting both U.S. Treasuries and U.S. Agency debentures, and doing so to a significant degree, although the U.S. Treasury component of the Portfolio did include a small allocation to U.S. TIPS beginning in August.

This asset allocation strategy worked out very well for the most part. The overweight to CMBS proved to be prescient, as CMBS was the best-performing sector during the period on a duration-adjusted basis. The overweight to Agency MBS also made a meaningful contribution to excess return, although the same could not be said of the overweights to ABS and CMOs. The ABS ended up making a negligible contribution to excess return, while the CMOs actually detracted from relative performance. Many of the CMOs were floating-rate, which tend to underperform in an environment where interest rates are falling, since the coupon rates reset at ever lower levels. Finally, the largest detractor to relative performance turned out to be the small allocation to TIPS, which performed poorly in the second half of the year as inflation expectations ratcheted down following the precipitous drop in oil prices.

In the security selection category, there was evidence of both astute and adverse bond-picking. Within the Agency MBS category, the Portfolio’s holdings in 15-year and 30-year Agency mortgage pass-throughs were especially important in making a positive contribution to excess return. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, which can be an important source of value-added in a declining interest-rate environment. The Portfolio also held a sizable stake in GNMA reverse mortgages, which outperformed over the twelve-month period, in part due to their attractive yields. Within the U.S. Agency debenture category, the Portfolio benefited by investing in debentures issued by U.S. Agencies other than Fannie Mae and Freddie Mac—e.g., the Agency for International Development and the Tennessee Valley Authority.

That said, security selection also detracted from relative performance, and it did so in two primary ways: the Portfolio’s decision to invest in

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Agency hybrid adjustable-rate mortgages (“ARMS”), which like CMOs, tend to underperform in a falling interest-rate environment, as coupon rates adjust at ever lower levels; and the Portfolio’s decision to invest in Non-Agency residential mortgage-backed securities (“RMBS”) and CMBS, which unlike their Agency counterparts, are not backed either implicitly or explicitly by the full faith and credit of the U.S. government, and are therefore credit-sensitive. The calendar year just past was one in which higher-quality issues generally outperformed lower-quality issues, at least in the securitized debt space; thus, Non-Agency RMBS and CMBS proved to be a drag on relative performance.

At the end of December, the Portfolio maintained a slightly shorter-than-benchmark duration posture and a fairly neutral yield-curve positioning posture relative to its custom benchmark. The Portfolio also maintained a large overweight to CMOs, a medium overweight to CMBS, and small overweights to ABS and Agency MBS. These overweights were made possible by maintaining a medium underweight to U.S. Treasuries and a large underweight to U.S. Agency debentures. Within the Agency MBS sector, the Portfolio continued to maintain its positions in MBS that offer significant protection against faster prepayments. The Portfolio also held less liquid types of securities, some of which offer attractive yields (e.g., GNMA reverse mortgages), and others of which offer protection in the event of rising interest rates (e.g., Agency hybrid ARMs).

William Irving

Franco Castagliuolo

Portfolio Managers

Pyramis Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
Pyramis Government Income Portfolio
Class B	7.56	3.89
Barclays U.S. Government Bond Index	4.92	3.27
Custom Benchmark	7.91	4.30

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Barclays 5+ Year Treasury Index (40%), the Barclays U.S. MBS Index (35%) and the Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	88.4
Mortgage-Backed Securities	5.7
Foreign Government	3.3
Asset-Backed Securities	3.1
Corporate Bonds & Notes	2.1

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B	Actual	0.71%	$1,000.00	$1,028.60	$3.63
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—88.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—48.1%
Fannie Mae 15 Yr. Pool 2.500%, 05/01/27	99,370	$101,439
2.500%, 09/01/27	198,633	202,786
2.500%, 01/01/28	296,968	302,987
2.500%, 06/01/28	99,253	101,262
2.500%, 09/01/28	398,688	406,748
2.500%, 07/01/29	2,493,329	2,541,563
2.500%, 08/01/29	830,512	846,579
2.500%, 09/01/29	1,491,543	1,520,398
2.500%, 10/01/29	4,189,964	4,271,022
2.500%, 11/01/29	2,187,937	2,230,263
2.500%, TBA (a)	13,900,000	14,151,937
3.000%, TBA (a)	5,700,000	5,924,660
3.500%, 12/01/25	56,400	59,680
3.500%, 12/01/29	398,193	421,680
3.500%, TBA (a)	300,000	316,922
4.000%, 09/01/26	729,127	781,449
4.000%, 11/01/26	734,942	787,772
4.500%, 12/01/23	235,844	248,220
5.000%, 03/01/23	33,980	36,944
Fannie Mae 20 Yr. Pool 3.500%, 01/01/34	4,361,320	4,594,344
5.500%, 01/01/29	1,123,332	1,255,245
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	3,676,681	3,594,703
3.000%, 11/01/42	253,328	256,759
3.000%, 12/01/42	2,403,712	2,436,396
3.000%, 01/01/43	1,300,677	1,318,241
3.000%, 02/01/43	6,753,258	6,846,185
3.000%, 03/01/43	16,239,835	16,453,791
3.000%, 04/01/43	272,538	276,182
3.000%, 05/01/43	302,046	306,038
3.000%, 06/01/43	110,245	111,731
3.000%, 07/01/43	74,568	75,539
3.000%, 08/01/43	287,698	291,449
3.000%, 03/01/44	76,984	77,990
3.500%, 08/01/42	3,582,437	3,739,609
3.500%, 04/01/43	7,756,529	8,094,666
3.500%, 05/01/43	675,609	706,770
3.500%, 08/01/43	9,004,413	9,421,564
4.000%, 09/01/40	560,772	599,383
4.000%, 10/01/40	448,101	478,915
4.000%, 11/01/40	12,035,579	12,879,075
4.000%, 12/01/40	96,224	102,856
4.000%, 11/01/41	206,796	222,236
4.000%, 12/01/41	105,298	113,134
4.000%, 02/01/42	76,583	82,282
4.000%, 03/01/42	980,387	1,053,496
4.000%, 04/01/42	2,199,711	2,359,553
4.000%, 05/01/42	649,002	697,562
4.000%, 06/01/42	575,276	618,921
4.000%, 07/01/42	213,543	229,481
4.000%, 10/01/42	548,056	588,494
4.000%, 11/01/42	369,409	396,256
4.000%, 04/01/43	326,498	350,110
4.000%, 06/01/43	1,626,433	1,744,169

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 09/01/43	6,853,546	7,353,321
4.000%, 01/01/44	5,265,861	5,649,583
4.000%, TBA (a)	7,000,000	7,465,855
4.500%, 12/01/40	3,862,564	4,199,561
4.500%, 05/01/41	2,660,468	2,892,039
4.500%, 07/01/41	614,710	673,130
4.500%, 08/01/41	314,478	344,291
4.500%, 10/01/41	3,498,613	3,801,794
4.500%, 11/01/41	7,876,842	8,630,594
4.500%, 01/01/43	4,938,753	5,363,114
4.500%, TBA (a)	1,000,000	1,085,469
5.000%, 04/01/41	99,498	110,789
5.000%, 06/01/41	99,459	110,175
5.000%, 08/01/41	244,320	269,814
6.000%, 10/01/34	285,181	328,341
6.000%, 05/01/37	1,215,502	1,380,130
6.000%, 09/01/37	89,722	103,271
6.000%, 10/01/37	959,693	1,104,508
6.000%, 01/01/38	952,728	1,095,289
6.000%, 03/01/38	332,715	383,357
6.000%, 07/01/38	191,182	220,067
6.000%, 01/01/40	851,453	980,429
6.000%, 05/01/40	1,274,903	1,467,274
6.000%, 07/01/41	1,307,878	1,504,899
6.000%, 01/01/42	125,050	144,447
6.500%, 07/01/32	208,761	241,275
6.500%, 12/01/32	63,073	72,994
6.500%, 07/01/35	70,294	81,333
6.500%, 12/01/35	642,059	740,982
6.500%, 08/01/36	1,112,424	1,280,624
Fannie Mae ARM Pool 2.543%, 06/01/42 (b)	215,304	221,649
2.690%, 02/01/42 (b)	1,172,447	1,224,395
2.960%, 11/01/40 (b)	127,696	134,345
3.002%, 09/01/41 (b)	142,092	148,190
3.060%, 10/01/41 (b)	79,348	83,087
3.150%, 01/01/44 (b)	3,496,510	3,649,257
3.163%, 03/01/42 (b)	5,863,202	6,129,551
3.233%, 07/01/41 (b)	238,623	250,875
3.318%, 10/01/41 (b)	117,096	123,220
3.437%, 11/01/40 (b)	1,693,080	1,792,735
3.563%, 07/01/41 (b)	230,697	244,171
Fannie Mae REMICS (CMO) 1.090%, 03/25/36 (b)	831,634	850,574
1.100%, 06/25/36 (b)	1,357,282	1,390,184
5.000%, 12/25/23	497,350	534,113
5.000%, 12/25/34	739,720	807,242
5.000%, 03/25/35	579,755	630,011
5.000%, 08/25/39	879,093	959,764
5.500%, 05/25/34	907,387	949,195
5.500%, 07/25/34	493,070	535,620
5.500%, 06/25/35	473,091	509,685
5.500%, 08/25/35	1,958,108	2,194,152
Freddie Mac 15 Yr. Gold Pool 4.000%, 06/01/24	710,832	756,884

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
4.000%, 07/01/24	582,493	$620,211
4.000%, 09/01/25	482,024	513,300
6.000%, 01/01/24	677,879	748,379
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	301,465	305,528
3.000%, 01/01/43	311,126	314,942
3.000%, 02/01/43	1,681,827	1,703,112
3.000%, 03/01/43	16,962,097	17,166,974
3.000%, 06/01/43	5,144,871	5,204,314
3.500%, 02/01/42	116,822	121,706
3.500%, 04/01/42	1,160,904	1,212,555
3.500%, 05/01/42	185,427	193,122
3.500%, 06/01/42	1,267,514	1,320,059
3.500%, 07/01/42	239,324	249,333
3.500%, 08/01/42	99,470	103,640
3.500%, 09/01/42	75,385	78,535
3.500%, 10/01/42	2,848,884	2,967,801
3.500%, 11/01/42	1,600,003	1,665,541
3.500%, 01/01/43	1,352,645	1,408,608
3.500%, 02/01/43	616,275	642,105
3.500%, 03/01/43	309,971	322,679
3.500%, 04/01/43	1,713,437	1,784,482
3.500%, 05/01/43	3,394,544	3,533,324
3.500%, 11/01/43	295,538	307,621
3.500%, 10/01/44	1,703,755	1,773,410
3.500%, 11/01/44	9,902,385	10,307,229
4.000%, 09/01/41	4,048,671	4,336,458
4.000%, 10/01/41	1,209,353	1,295,702
4.000%, 11/01/41	37,077	39,669
4.000%, 01/01/42	4,474,154	4,777,275
4.000%, 03/01/42	442,916	475,197
4.000%, 04/01/42	5,725,413	6,145,215
4.000%, 09/01/42	198,684	212,968
4.000%, 10/01/42	197,092	210,849
4.000%, 11/01/42	822,412	880,997
4.000%, 12/01/42	324,859	347,675
4.000%, 01/01/43	84,294	90,250
4.000%, 02/01/43	457,207	489,533
4.000%, 03/01/43	202,899	217,241
4.000%, 04/01/43	61,305	65,641
4.000%, 05/01/43	983,164	1,053,469
4.000%, 06/01/43	55,765	59,708
4.000%, 07/01/43	812,567	870,358
4.000%, 08/01/43	564,391	604,444
4.000%, 09/01/43	927,082	992,295
4.000%, 10/01/43	857,430	918,926
4.000%, 11/01/43	45,669	48,896
4.000%, 01/01/44	997,033	1,068,679
4.000%, 02/01/44	153,046	163,850
4.000%, 03/01/44	91,294	97,734
4.000%, 04/01/44	94,605	101,363
4.500%, 05/01/39	2,472,784	2,729,213
4.500%, 06/01/39	2,136,505	2,360,059
4.500%, 07/01/40	5,753,800	6,242,861
4.500%, 02/01/41	175,839	192,593

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 08/01/41	2,012,127	2,185,626
4.500%, 09/01/41	180,616	198,300
4.500%, 10/01/41	401,790	440,966
4.500%, 02/01/44	105,335	114,216
5.000%, 01/01/35	424,256	469,576
5.000%, 05/01/35	289,788	320,814
5.000%, 07/01/35	3,346,549	3,707,034
5.000%, 11/01/35	2,368,811	2,685,051
5.000%, 07/01/41	972,258	1,080,944
5.500%, 03/01/34	3,540,220	3,998,417
5.500%, 07/01/35	2,405,331	2,715,199
Freddie Mac ARM Non-Gold Pool 2.403%, 10/01/42 (b)	1,349,095	1,406,614
3.078%, 09/01/41 (b)	1,312,784	1,368,599
3.227%, 09/01/41 (b)	142,462	149,160
3.230%, 12/01/40 (b)	2,678,972	2,819,345
3.239%, 04/01/41 (b)	142,817	149,976
3.299%, 06/01/41 (b)	172,310	180,273
3.411%, 12/01/40 (b)	4,803,750	5,100,579
3.466%, 11/01/40 (b)	11,236,178	11,933,166
3.468%, 05/01/41 (b)	153,418	161,711
3.621%, 06/01/41 (b)	238,078	252,496
3.702%, 05/01/41 (b)	199,915	211,461
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
0.520%, 04/25/19 (b)	1,002,854	1,003,330
1.655%, 11/25/16	1,580,000	1,596,658
2.669%, 02/25/23	4,872,053	4,995,755
3.016%, 02/25/23	8,833,455	9,198,117
3.303%, 07/25/24	7,854,000	8,239,270
3.808%, 08/25/20	7,890,000	8,538,818
3.974%, 01/25/21 (b)	17,750,000	19,366,865
4.084%, 11/25/20 (b)	980,000	1,075,927
4.251%, 01/25/20	4,090,000	4,492,616
Freddie Mac REMICS (CMO)
0.561%, 03/15/34 (b)	819,631	824,008
1.061%, 02/15/33 (b)	609,147	619,552
1.200%, 07/15/15	22,608	22,606
3.000%, 03/15/37	2,015,911	2,075,209
3.000%, 07/15/39	13,055,556	13,389,373
4.000%, 04/15/34	727,812	751,672
4.500%, 02/15/41	66,072	71,646
5.000%, 09/15/23	100,000	109,487
5.000%, 10/15/34	847,806	918,903
5.000%, 11/15/34	1,540,000	1,599,475
5.000%, 12/15/37	326,321	355,486
5.000%, 03/15/41	500,000	562,423
5.500%, 05/15/34	3,631,669	4,090,715
5.500%, 06/15/35	318,724	321,475
5.500%, 06/15/41	4,220,000	4,856,692
Ginnie Mae I 30 Yr. Pool
3.500%, 11/15/41	493,616	522,708
3.500%, 02/15/42	425,026	450,098
3.500%, 03/15/42	515,591	544,905
3.500%, 05/15/42	1,976,163	2,080,866

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 06/15/42	1,738,743	$1,827,847
4.000%, 09/15/40	2,839,386	3,087,736
4.000%, 10/15/40	331,971	356,862
4.000%, 03/15/41	1,332,111	1,450,748
4.000%, 10/15/41	751,064	817,475
4.000%, 12/15/41	706,658	768,630
4.500%, 08/15/39	4,317,459	4,772,090
4.500%, 06/15/40	2,086,736	2,285,777
4.500%, 07/15/40	362,107	398,643
4.500%, 03/15/41	1,773,844	1,943,462
4.500%, 04/15/41	212,852	233,238
5.000%, 03/15/39	153,303	170,262
5.000%, 07/15/39	470,158	520,654
5.000%, 08/15/39	315,807	350,995
5.000%, 09/15/39	226,557	251,685
5.000%, 04/15/40	102,707	114,187
5.000%, 08/15/40	327,473	363,717
5.000%, 04/15/41	238,244	264,619
5.000%, 09/15/41	208,850	231,764
5.500%, 06/15/35	1,540,217	1,737,941
5.500%, 11/15/35	1,010,650	1,136,839
5.500%, 10/15/39	53,067	59,268
6.000%, 06/15/36	1,798,491	2,075,783
Ginnie Mae II 30 Yr. Pool
3.000%, 06/20/42	1,910,128	1,955,656
3.000%, 04/20/44	160,167	163,985
3.000%, TBA (a)	200,000	204,525
3.500%, 07/20/42	1,189,604	1,250,718
3.500%, 10/20/42	1,573,259	1,654,084
3.500%, 12/20/42	956,943	1,006,106
3.500%, 01/20/43	81,224	85,397
3.500%, 03/20/43	210,080	220,841
3.500%, 04/20/43	4,941,988	5,194,873
3.500%, 05/20/43	2,699,073	2,837,206
3.500%, 07/20/43	195,013	204,972
3.500%, 08/20/43	6,359,434	6,683,451
3.500%, TBA (a)	3,300,000	3,463,969
4.000%, 09/20/39	352,756	379,132
4.000%, 10/20/40	54,762	58,909
4.000%, 11/20/40	3,807,892	4,096,878
4.000%, 11/20/41	1,739,655	1,867,797
4.000%, TBA (a)	9,400,000	10,078,453
4.500%, 02/20/40	444,535	488,830
4.500%, 09/20/40	46,662	51,261
Ginnie Mae II Pool
4.300%, 08/20/61	1,343,003	1,428,391
4.524%, 07/20/62	7,235,452	7,853,750
4.527%, 03/20/63	18,862,560	20,633,131
4.530%, 10/20/62	1,424,596	1,550,133
4.533%, 12/20/61	9,647,115	10,394,544
4.550%, 05/20/62	5,932,764	6,418,289
4.630%, 04/20/62	4,898,722	5,303,910
4.649%, 02/20/62	976,052	1,055,814
4.650%, 03/20/62	2,610,491	2,826,504
4.682%, 02/20/62	1,227,857	1,327,526

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II Pool
4.684%, 01/20/62	3,863,374	4,176,586
4.723%, 04/20/62	4,924,113	5,346,715
5.470%, 08/20/59	714,860	747,502
5.612%, 04/20/58	405,288	417,080
Government National Mortgage Association (CMO)
0.456%, 08/20/60 (b)	287,912	284,946
0.456%, 09/20/60 (b)	295,246	292,117
0.486%, 08/20/34 (b)	642,615	643,120
0.486%, 07/20/60 (b)	341,904	340,297
0.646%, 01/20/38 (b)	89,525	90,282
0.646%, 02/20/61 (b)	383,506	382,636
0.656%, 12/20/60 (b)	736,317	734,798
0.656%, 02/20/61 (b)	110,330	109,982
0.656%, 04/20/61 (b)	267,524	266,989
0.656%, 05/20/61 (b)	537,269	535,064
0.666%, 07/20/37 (b)	359,882	363,109
0.671%, 10/20/37 (b)	2,348,250	2,369,974
0.681%, 01/16/40 (b)	646,148	652,819
0.686%, 06/20/61 (b)	371,570	371,465
0.691%, 12/16/39 (b)	400,338	403,978
0.756%, 10/20/61 (b)	1,273,813	1,276,103
0.756%, 12/20/63 (b)	11,434,087	11,441,897
0.761%, 11/16/39 (b)	497,391	503,944
0.786%, 01/20/62 (b)	1,251,321	1,255,042
0.786%, 03/20/62 (b)	769,728	773,064
0.856%, 11/20/61 (b)	1,144,452	1,151,106
0.856%, 01/20/62 (b)	768,366	772,820
3.000%, 04/20/37	82,535	82,972
3.250%, 09/20/33	21,471	21,494
3.500%, 08/20/33	25,989	26,004
4.500%, 05/16/40	80,000	86,407
4.500%, 05/20/40 (c)	68,842	10,150
4.528%, 05/20/41 (b)	380,212	425,370
5.010%, 09/20/60 (b)	4,060,815	4,412,701
5.150%, 08/20/60	3,384,097	3,681,366
5.300%, 07/20/60 (b)	5,153,828	5,597,438
5.460%, 10/20/59	1,887,912	1,979,670
8.446%, 04/20/39 (b)	2,052,056	2,338,784
8.579%, 08/20/39 (b)	3,854,787	4,384,491

		611,516,429

Federal Agencies—7.7%
Federal Home Loan Banks
0.250%, 01/16/15	260,000	260,007
1.000%, 06/21/17	29,750,000	29,774,395
4.875%, 05/17/17	5,000,000	5,461,730
Federal Home Loan Mortgage Corp.
1.250%, 08/01/19	3,000,000	2,944,608
5.125%, 11/17/17	5,906,000	6,574,347
6.250%, 07/15/32	7,568,000	11,061,646
6.750%, 03/15/31	481,000	723,149
Federal National Mortgage Association
0.875%, 02/08/18	137,000	135,431
1.750%, 11/26/19	14,409,000	14,417,645

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association
2.625%, 09/06/24	7,000,000	$7,089,047
3.000%, 01/01/43	303,502	307,639
6.625%, 11/15/30	1,430,000	2,123,341
Tennessee Valley Authority
1.750%, 10/15/18	7,486,000	7,556,009
5.250%, 09/15/39	557,000	709,097
5.500%, 06/15/38	6,117,000	8,152,811

		97,290,902

U.S. Treasury—32.6%
U.S. Treasury Bonds
3.000%, 11/15/44	500,000	525,469
3.125%, 08/15/44	3,875,000	4,171,678
3.375%, 05/15/44	8,767,000	9,869,722
3.625%, 02/15/44	61,221,000	72,044,689
4.375%, 02/15/38	2,000,000	2,617,032
5.000%, 05/15/37 (d)	9,000,000	12,837,654
5.250%, 02/15/29	32,405,000	43,564,472
5.375%, 02/15/31 (e)	4,933,000	6,875,754
U.S. Treasury Inflation Indexed Bond
1.375%, 02/15/44	12,806,945	14,494,861
U.S. Treasury Notes
0.375%, 10/31/16	25,000,000	24,896,475
0.500%, 09/30/16	9,059,000	9,048,383
0.875%, 07/31/19	605,000	586,235
1.375%, 02/28/19	1,585,000	1,576,455
1.500%, 01/31/19	1,682,000	1,682,658
1.625%, 04/30/19	25,306,000	25,393,002
1.625%, 06/30/19	8,657,000	8,678,642
1.625%, 12/31/19	4,217,000	4,210,742
1.750%, 09/30/19	5,965,000	5,999,949
2.000%, 05/31/21	24,979,000	25,103,895
2.125%, 06/30/21	2,000,000	2,024,218
2.125%, 12/31/21	35,838,000	36,185,199
2.250%, 03/31/21	44,187,000	45,112,187
2.250%, 04/30/21	10,481,000	10,696,353
2.250%, 11/15/24	8,000,000	8,053,752
2.375%, 08/15/24	37,647,000	38,344,072

		414,593,548

Total U.S. Treasury & Government Agencies (Cost $1,111,824,782)		1,123,400,879

Mortgage-Backed Securities—5.7%

Collateralized Mortgage Obligations—3.6%
CAM Mortgage Trust
2.600%, 05/15/48 (144A)	2,685,857	2,685,602
CSMC
1.013%, 10/26/37 (144A) (b)	5,183,388	5,138,738
Granite Master Issuer plc
0.236%, 12/20/54 (144A) (b)	1,041,718	1,031,926
0.246%, 12/20/54 (b)	2,384,945	2,365,388
0.266%, 12/20/54 (b)	1,443,755	1,432,350

Collateralized Mortgage Obligations—(Continued)
Granite Master Issuer plc
0.306%, 12/20/54 (b)	374,496	371,388
0.342%, 12/17/54 (b)	2,593,302	2,572,815
0.366%, 12/20/54 (b)	162,687	161,271
0.426%, 12/20/54 (b)	3,458,541	3,433,294
Granite Mortgages plc
0.527%, 09/20/44 (b)	3,502,064	3,485,955
0.567%, 03/20/44 (b)	793,986	790,651
0.631%, 01/20/44 (b)	528,134	524,701
1.211%, 07/20/43 (b)	4,355,943	4,351,587
National Credit Union Administration Guaranteed Notes
0.527%, 11/06/17 (b)	2,084,593	2,090,357
0.537%, 03/06/20 (b)	424,843	425,960
0.607%, 01/08/20 (b)	9,676,174	9,729,790
RBSSP Resecuritization Trust
4.960%, 07/26/45 (144A) (b)	4,573,593	4,658,565
Thornburg Mortgage Securities Trust
0.810%, 09/25/43 (b)	632,400	604,075

		45,854,413

Commercial Mortgage-Backed Securities—2.1%
CDGJ Commercial Mortgage Trust
1.550%, 12/15/27 (144A) (b)	12,000,000	12,003,948
Commercial Mortgage Pass-Through Certificates
1.059%, 06/11/27 (144A) (b)	5,500,000	5,490,980
3.305%, 11/10/47	6,984,000	7,150,331
Hilton USA Trust
1.157%, 11/05/30 (144A) (b)	1,331,363	1,331,431
SCG Trust
1.556%, 11/15/26 (144A) (b)	1,434,000	1,435,743

		27,412,433

Total Mortgage-Backed Securities (Cost $73,174,181)		73,266,846

Foreign Government—3.3%

Sovereign—3.3%
Hashemite Kingdom of Jordan Government AID Bond
2.503%, 10/30/20	13,375,000	13,597,841
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	17,085,580
5.500%, 12/04/23	8,920,000	11,002,419

Total Foreign Government (Cost $42,625,233)		41,685,840

Asset-Backed Securities—3.1%

Asset-Backed - Automobile—0.8%
American Credit Acceptance Receivables Trust 1.320%, 02/15/17 (144A)	915,715	916,345

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal/ Notional Amount*	Value

Asset-Backed - Automobile—(Continued)
Carfinance Capital Auto Trust 1.650%, 07/17/17 (144A)	83,854	$83,945
Carnow Auto Receivables Trust 0.960%, 01/17/17 (144A)	9,541,906	9,531,390

		10,531,680

Asset-Backed - Other—2.3%
American Homes 4 Rent Trust 3.678%, 12/17/36 (144A)	10,000,000	10,109,370
Colony American Homes 1.112%, 07/17/31 (144A) (b)	17,092,706	16,812,728
Invitation Homes Trust 1.162%, 06/17/31 (144A) (b)	2,000,000	1,973,602

		28,895,700

Total Asset-Backed Securities (Cost $39,556,573)		39,427,380

Corporate Bonds & Notes—2.1%

Diversified Financial Services—2.1%
National Credit Union Administration Guaranteed Notes 1.400%, 06/12/15	50,000	50,256
2.350%, 06/12/17	10,620,000	10,961,752
3.450%, 06/12/21	8,645,000	9,370,402
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,674,520

Total Corporate Bonds & Notes (Cost $22,738,653)		27,056,930

Purchased Option—0.0%

Call Option—0.0%
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.383%, Expires 01/13/15 (Counterparty - JPMorgan Chase Bank N.A.) (Cost $405,693)	13,574,000	1

Short-Term Investment—0.6%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $7,634,852 on 01/02/15, collateralized by $7,790,000 Federal Home Loan Bank at 0.160% due 03/11/15 with a value of $7,790,000.	7,634,852	7,634,852

Total Short-Term Investment (Cost $7,634,852)		7,634,852

Total Investments—103.2% (Cost $1,297,959,967) (f)		1,312,472,728
Other assets and liabilities (net)—(3.2)%		(41,240,864)

Net Assets—100.0%		$1,271,231,864

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $770,259.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $609,103.
(f)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,303,397,970. The aggregate unrealized appreciation and depreciation of investments were $19,693,937 and $(10,619,179), respectively, resulting in net unrealized appreciation of $9,074,758 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $73,204,313, which is 5.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.500%	TBA	(2,000,000)	$(2,076,406)	$(2,084,844)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/15	20	USD	2,813,291	$77,959
U.S. Treasury Note 10 Year Futures	03/20/15	281	USD	35,471,830	158,092
U.S. Treasury Note 2 Year Futures	03/31/15	6	USD	1,312,512	(949)
U.S. Treasury Note 5 Year Futures	03/31/15	16	USD	1,898,531	4,343
U.S. Treasury Ultra Long Bond Futures	03/20/15	112	USD	17,813,470	687,530

Net Unrealized Appreciation					$926,975

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.250%	03/18/17	USD	3,700,000	$242
Receive	3-Month USD-LIBOR	1.500%	03/18/18	USD	11,800,000	2,075
Receive	3-Month USD-LIBOR	2.250%	03/18/20	USD	2,200,000	949
Receive	3-Month USD-LIBOR	3.000%	03/18/25	USD	17,500,000	79,422
Pay	3-Month USD-LIBOR	3.500%	03/18/45	USD	1,200,000	(637)

Total						$82,051

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,123,400,879	$—	$1,123,400,879
Total Mortgage-Backed Securities*	—	73,266,846	—	73,266,846
Total Foreign Government*	—	41,685,840	—	41,685,840
Total Asset-Backed Securities*	—	39,427,380	—	39,427,380
Total Corporate Bonds & Notes*	—	27,056,930	—	27,056,930
Total Purchased Option*	—	1	—	1
Total Short-Term Investment*	—	7,634,852	—	7,634,852
Total Investments	$—	$1,312,472,728	$—	$1,312,472,728

TBA Forward Sales Commitments	$—	$(2,084,844)	$—	$(2,084,844)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$927,924	$—	$—	$927,924
Futures Contracts (Unrealized Depreciation)	(949)	—	—	(949)
Total Futures Contracts	$926,975	$—	$—	$926,975
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$82,688	$—	$82,688
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(637)	—	(637)
Total Centrally Cleared Swap Contracts	$—	$82,051	$—	$82,051

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$1,312,472,728
Receivable for:
Investments sold	2,008,894
TBA securities sold (b)	30,156,688
Fund shares sold	629,626
Principal paydowns	303,949
Interest	5,393,283
Variation margin on futures contracts	108,375
Prepaid expenses	3,289

Total Assets	1,351,076,832
Liabilities
Forward sales commitments, at value	2,084,844
Payables for:
Investments purchased	5,578,747
TBA securities purchased (b)	70,697,306
Fund shares redeemed	536,078
Variation margin on swap contracts	17,985
Interest on forward sales commitments	2,528
Accrued expenses:
Management fees	456,281
Distribution and service fees	270,312
Deferred trustees’ fees	50,253
Other expenses	150,634

Total Liabilities	79,844,968

Net Assets	$1,271,231,864

Net assets consist of:
Paid in surplus	$1,279,441,770
Undistributed net investment income	28,719,344
Accumulated net realized loss	(52,442,599)
Unrealized appreciation on investments, futures contracts and swap contracts	15,513,349

Net Assets	$1,271,231,864

Net Assets
Class B	$1,271,231,864
Capital Shares Outstanding*
Class B	117,703,578
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,297,959,967.
(b)	Included within TBA securities sold is $25,402,183 related to TBA forward sale commitments and included within TBA securities purchased is $23,253,092 related to TBA forward sale commitments.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$31,057,865

Total investment income	31,057,865
Expenses
Management fees	5,402,753
Administration fees	29,751
Custodian and accounting fees	167,457
Distribution and service fees—Class B	3,201,721
Audit and tax services	66,390
Legal	34,320
Trustees’ fees and expenses	43,761
Shareholder reporting	78,020
Insurance	8,989
Miscellaneous	15,645

Total expenses	9,048,807

Net Investment Income	22,009,058

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	11,026,465
Futures contracts	4,653,340
Swap contracts	(3,070,754)

Net realized gain	12,609,051

Net change in unrealized appreciation (depreciation) on:
Investments	57,547,802
Futures contracts	2,370,903
Swap contracts	(944,233)

Net change in unrealized appreciation	58,974,472

Net realized and unrealized gain	71,583,523

Net Increase in Net Assets From Operations	$93,592,581

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,009,058	$18,720,659
Net realized gain (loss)	12,609,051	(39,750,089)
Net change in unrealized appreciation (depreciation)	58,974,472	(51,312,093)

Increase (decrease) in net assets from operations	93,592,581	(72,341,523)

From Distributions to Shareholders
Net investment income
Class B	(33,274,992)	(23,088,145)
Net realized capital gains
Class B	0	(14,356,091)

Total distributions	(33,274,992)	(37,444,236)

Decrease in net assets from capital share transactions	(103,502,674)	(207,460,310)

Total decrease in net assets	(43,185,085)	(317,246,069)

Net Assets
Beginning of period	1,314,416,949	1,631,663,018

End of period	$1,271,231,864	$1,314,416,949

Undistributed net investment income
End of period	$28,719,344	$32,914,611

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	8,154,990	$86,377,180	16,605,014	$179,282,553
Reinvestments	3,214,975	33,274,992	3,454,266	37,444,236
Redemptions	(21,168,534)	(223,154,846)	(40,250,150)	(424,187,099)

Net decrease	(9,798,569)	$(103,502,674)	(20,190,870)	$(207,460,310)

Decrease derived from capital shares transactions		$(103,502,674)		$(207,460,310)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.31	$11.05	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.13	0.10		0.10
Net realized and unrealized gain (loss) on investments	0.59	(0.61)	0.24		0.76

Total from investment operations	0.77	(0.48)	0.34		0.86

Less Distributions
Distributions from net investment income	(0.28)	(0.16)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	0.00	(0.10)	(0.02)		(0.09)

Total distributions	(0.28)	(0.26)	(0.02)		(0.13)

Net Asset Value, End of Period	$10.80	$10.31	$11.05		$10.73

Total Return (%) (d)	7.56	(4.52)	3.15		8.57	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.71	0.70	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	1.72	1.24	0.94		1.37	(f)
Portfolio turnover rate (%)	281 (g)	329 (g)	457	(g)	366	(e)
Net assets, end of period (in millions)	$1,271.2	$1,314.4	$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 151%, 212% and 262% for the years ended December 31, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-16

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-17

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $7,634,852, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

MIST-18

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

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Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1
	Unrealized appreciation on centrally cleared swap contracts* (b)	82,688	Unrealized depreciation on centrally cleared swap contracts* (b)	$637
	Unrealized appreciation on futures contracts** (b)	927,924	Unrealized depreciation on futures contracts** (b)	949

Total		$1,010,613		$1,586

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$1	$—	$—	$1

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Investments (a)	$549,034
Futures contracts	4,653,340
Swap contracts	(3,070,754)

$2,131,620

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Investments (a)	$(405,692)
Futures contracts	2,370,903
Swap contracts	(944,233)

$1,020,978

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$21,492,167
Futures contracts long	56,258,333
Swap contracts	43,384,376

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,571,561,299	$144,877,463	$3,604,395,013	$169,410,891

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$1,824,229,109	$1,838,561,728

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,402,753	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$33,274,992	$37,444,236	$—	$—	$33,274,992	$37,444,236

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,769,598	$—	$9,148,372	$—	$(46,077,622)	$(8,159,652)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2014, the Portfolio utilized $6,223,251 of capital loss carryforwards.

As of December 31, 2014, the Portfolio had accumulated short-term capital losses of $31,877,250 and accumulated long-term capital losses of $14,200,372.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Pyramis Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Government Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Government Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Government Income Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the three years then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-27

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-28

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-29

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-30

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pyramis Government Income Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pyramis Global Advisors, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Government Index, for the one-year, three-year, and since-inception periods ended October 31, 2014 and underperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-31

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the Pyramis Managed Risk Portfolio returned 8.64%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

Stock market volatility rose during 2014, but remained below the historical average making for a relatively calm year in the markets overall. Rising divergences and weak global growth provoked market gyrations throughout the year. A strengthening expansion and waning stimulus in the U.S., contrasted with disappointing growth and more policy easing in other major economies, led to rising exchange rate volatility, tumbling oil prices, and falling bond yields. U.S. large cap stocks and high quality bonds posted solid gains amid the low volatility, but non-U.S. assets declined on disappointing global growth. In the U.S., riskier and less liquid areas of the equity and bond markets lagged, while defensive assets such as long-term Treasuries climbed, lending an underlying defensive tone to an up market.

Following the strong rally in 2013, U.S. equities posted solid returns in 2014, benefiting from sturdy earnings growth and low inflation. Small caps lagged after leading in 2013, while Real Estate Investment Trusts (“REITs”) bounced back from a challenging year to post the best 2014 gains of major asset classes. In a year of mixed trends, defensive sectors, such as Utilities and Health Care, posted solid gains, while some more cyclical sectors, including Information Technology (“IT”), also outperformed the S&P 500 Index. Energy was the clear laggard as global oil prices collapsed in the fourth quarter, with Materials also suffering from global disinflationary trends.

While non-U.S. equity markets generally experienced positive local-currency returns during 2014, the sizable rally in the dollar more than wiped out those gains in U.S.-dollar terms for both developed market and emerging market equities. Weak global demand and rising oil supplies caused commodities to suffer their worst annual returns since 2008. The equity markets of some emerging market countries, such as India, that are less affected by China’s slowdown, fared relatively well in 2014, but the drop in commodity prices weighed heavily on the performance of emerging market commodity exporters, for instance Brazil.

Bonds exhibited positive returns in an environment where interest rates remained low relative to their historical averages. Credit spreads also remained relatively narrow, particularly in high-quality bonds. Higher-quality bonds outperformed their lower-quality counterparts as widening spreads were more pronounced in high yield than investment-grade corporates, reflecting the impact of lower oil prices on the high yield market’s energy concentration.

While the U.S. mid-cycle expansion strengthened throughout 2014, growth in other major economies was disappointing. Germany and Europe experienced a mid-cycle slowdown, Japan tipped into recession, and China continued to face late-cycle pressures. Since the global financial crisis in 2008, worldwide policy moves have been relatively synchronized. However, by the end of 2014, cyclical divergences created a greater deviation in monetary policy direction: the Eurozone, Japan, and China implemented greater easing measures, the U.S. and U.K. moved toward tightening, and several emerging market countries, such as South Africa, hiked rates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Pyramis seeks to manage Portfolio risk through a target volatility approach, smoothing the return profile relative to the target asset class framework. The Portfolio’s Strategic Asset Allocation (“SAA”), which is comprised of 60% equity, 35% fixed income, and 5% short-term investments, is consistent with the targeted portfolio volatility.

Overall, relative to the SAA, the Portfolio remained overweight equities for the period. This conviction was reflected primarily through a bias to U.S. equities as the economy was firmly entrenched in the mid-cycle phase of the business cycle. While beginning the period overweight foreign developed equities as well, the Portfolio moved to an underweight position by the middle of the period as economic indicators signaled that Europe was facing a mid-cycle slowdown. In addition, the absence of real (inflation-adjusted) wage growth heading into Japan’s April consumption-tax hike resulted in a sharp contraction in consumption activity and pushed Japan into a mild recession. The Portfolio maintained a significant investment-grade debt underweight for the period as interest rates remained low relative to their historical averages.

With historically low volatility across asset classes around the globe and “risk on” market conditions that ended the first half of the period with a number of asset classes near highs, the Portfolio focused on diversifying its sources of risk during the first part of the year. The Portfolio trimmed its developed equity overweight, primarily by reducing foreign developed equity exposure to a modest underweight. New positions were established in emerging market debt, a high quality risk asset, and real estate (both equity and debt), an asset class with solid fundamentals and income advantages. Given the continued challenging environment for bonds and consequent muted return expectations, the Portfolio’s investment grade fixed income underweight was steady over the period.

During the second half of the year, as volatility advanced but remained generally low, the Portfolio opportunistically added to risk assets, primarily U.S. equities, in a measured fashion. In addition, the Portfolio increased its modest emerging markets equity position based on attractive valuations. Opportunities in income-oriented asset classes with supportive fundamentals were also taken advantage of with further purchases of emerging market debt, U.S. high yield, and real estate. Investment grade fixed income and cash served as the sources of funds as the Portfolio remained underweight both asset classes.

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

For the period, the Portfolio’s equities overweight, including REITs, had a positive impact on performance. In addition, the cash underweight was a positive contributor. These asset allocation decisions partially offset the Portfolio’s emerging markets exposure and investment-grade debt underweight. Regarding security selection, challenges in U.S. and foreign developed equities were partially muted by positive selections in investment-grade debt. The Portfolio has extended duration exposure to provide additional diversification and balance the sources of risk in the Portfolio by employing an interest rate overlay. The interest rate overlay contributed to performance as longer duration U.S. treasuries enjoyed stellar performance.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to provide liquidity. During the period, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), and MSCI Emerging Market Index futures (foreign equities) for investment purposes. The interest rate overlay used U.S. Treasury futures (U.S. government bonds) during the period. The derivatives performed in line with expectations while providing economically efficient and liquid investment options.

As of December 31, 2014, the Portfolio favored equities versus bonds. Within the equity allocation, relative to the SAA, the Portfolio was overweight U.S. equities while underweight foreign developed equities. In addition, the Portfolio maintained a modest emerging markets equity exposure. The Portfolio continued to have an underweight position in investment-grade debt. Fixed income holdings were weighted toward investment grade corporate and government securities. Positions were also held in high yield debt and emerging markets debt.

Xuehai En

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	8.64	10.19
Dow Jones Moderate Index	5.35	9.31
1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	19.0
Fidelity Mid Cap Value Fund	6.1
Fidelity Diversified International Fund	5.0
Fidelity Blue Chip Growth Fund	5.0
Fidelity Large Cap Stock Fund	4.7
Fidelity Corporate Bond Fund	4.4
Fidelity Stock Selector Large Cap Value Fund	4.4
iShares Core U.S. Aggregate Bond ETF	3.7
WisdomTree Europe Hedged Equity Fund	2.8
WisdomTree Japan Hedged Equity Fund	2.4

Top Sectors

% of Net Assets
Mutual Funds	88.3
Cash & Cash Equivalents	10.9

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B(a)(b)	Actual	0.70%	$1,000.00	$1,021.40	$3.57
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—88.3% of Net Assets

Security Description	Shares	Value

Investment Company Securities—88.3%
Fidelity Blue Chip Growth Fund (a)	223,782	$15,311,197
Fidelity Corporate Bond Fund (a)	1,188,075	13,615,337
Fidelity Disciplined Equity Fund (a)	35,535	1,195,057
Fidelity Diversified International Fund (a)	450,000	15,502,483
Fidelity Emerging Asia Fund (a)	46,189	1,508,085
Fidelity Emerging Markets Fund (a)	225,425	5,480,078
Fidelity Europe Fund (a)	56,075	1,977,779
Fidelity Growth & Income Portfolio (a)	42,325	1,278,641
Fidelity Growth Discovery Fund (a)	205,539	4,854,837
Fidelity Independence Fund (a)	52,087	2,009,512
Fidelity International Discovery Fund (a)	80,767	3,068,355
Fidelity Large Cap Stock Fund (a)	511,639	14,453,806
Fidelity Mega Cap Stock Fund (a)	407,887	6,730,139
Fidelity Mid Cap Value Fund (a)	764,719	18,827,373
Fidelity Nordic Fund (a) (b)	49,058	2,089,394
Fidelity OTC Portfolio (b)	56,360	4,484,008
Fidelity Overseas Fund (a)	91,460	3,488,274
Fidelity Real Estate Income Fund (a)	85,424	996,894
Fidelity Real Estate Investment Portfolio (a)	55,559	2,269,565
Fidelity Stock Selector Large Cap Value Fund (a)	787,238	13,493,260
Fidelity Total Bond Fund (a)	5,476,404	58,487,997
Fidelity Value Discovery Fund (a)	152,716	3,764,445
iShares 20+ Year Treasury Bond ETF	37,363	4,704,749
iShares Core U.S. Aggregate Bond ETF	104,026	11,455,343
iShares J.P. Morgan USD Emerging Markets Bond ETF	20,629	2,263,208
iShares MSCI EAFE ETF	10,142	617,039
iShares U.S. Financial Services ETF	67,360	6,185,669
iShares U.S. Technology ETF	36,445	3,804,858
Market Vectors Gold Miners ETF	56,408	1,036,779
SPDR Barclays High Yield Bond ETF	157,075	6,064,666
SPDR S&P 500 ETF Trust	10,202	2,096,511
Vanguard Consumer Discretionary ETF	44,202	5,163,678
Vanguard Consumer Staples ETF	29,703	3,720,004
Vanguard FTSE Developed Markets ETF	117,419	4,447,832
Vanguard Health Care ETF	38,559	4,842,625

Investment Company Securities—(Continued)
Vanguard Industrials ETF	19,197	2,050,623
Vanguard Value ETF	33,907	2,864,802
WisdomTree Europe Hedged Equity Fund	155,919	8,672,215
WisdomTree Japan Hedged Equity Fund	152,205	7,493,052

Total Mutual Funds (Cost $270,131,654)		272,370,169

Short-Term Investment—10.9%

Repurchase Agreement—10.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $33,612,151 on 01/02/15, collateralized by $33,945,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $34,284,450.	33,612,151	33,612,151

Total Short-Term Investment (Cost $33,612,151)		33,612,151

Total Investments—99.2% (Cost $303,743,805) (c)		305,982,320
Other assets and liabilities (net)—0.8%		2,446,996

Net Assets—100.0%		$308,429,316

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $303,952,154. The aggregate unrealized appreciation and depreciation of investments were $5,581,398 and $(3,551,232), respectively, resulting in net unrealized appreciation of $2,030,166 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	03/20/15	68	USD	6,038,097	$(61,237)
S&P 500 E-Mini Index Futures	03/20/15	262	USD	26,454,971	431,469
U.S. Treasury Long Bond Futures	03/20/15	332	USD	46,759,833	1,234,917
U.S. Treasury Note 10 Year Futures	03/20/15	356	USD	44,962,337	177,351

Net Unrealized Appreciation					$1,782,500

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$272,370,169	$—	$—	$272,370,169
Total Short-Term Investment*	—	33,612,151	—	33,612,151
Total Investments	$272,370,169	$33,612,151	$—	$305,982,320

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,843,737	$—	$—	$1,843,737
Futures Contracts (Unrealized Depreciation)	(61,237)	—	—	(61,237)
Total Futures Contracts	$1,782,500	$—	$—	$1,782,500

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$77,483,653
Affiliated investments at value (b)	194,886,516
Repurchase Agreement	33,612,151
Cash collateral for futures contracts	2,601,600
Receivable for:
Investments sold	483,992
Fund shares sold	350,378
Dividends	207,364
Variation margin on futures contracts	171,250
Prepaid expenses	553

Total Assets	309,797,457
Liabilities
Payables for:
Investments purchased	780,689
Fund shares redeemed	4,612
Variation margin on futures contracts	354,710
Accrued expenses:
Management fees	86,968
Distribution and service fees	64,289
Deferred trustees’ fees	30,661
Other expenses	46,212

Total Liabilities	1,368,141

Net Assets	$308,429,316

Net assets consist of:
Paid in surplus	$286,646,260
Undistributed net investment income	3,209,689
Accumulated net realized gain	14,552,352
Unrealized appreciation on investments, affiliated investments and futures contracts	4,021,015

Net Assets	$308,429,316

Net Assets
Class B	$308,429,316
Capital Shares Outstanding*
Class B	26,912,189
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $76,975,175.
(b)	Identified cost of affiliated investments was $193,156,479.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$1,097,440
Dividends from affiliated investments	2,711,142
Interest	61

Total investment income	3,808,643
Expenses
Management fees	1,017,913
Administration fees	5,927
Deferred expense reimbursement (see Note 6)	97,697
Custodian and accounting fees	31,758
Distribution and service fees—Class B	565,507
Audit and tax services	31,228
Legal	31,879
Trustees’ fees and expenses	42,680
Shareholder reporting	27,350
Insurance	813
Miscellaneous	4,568

Total expenses	1,857,320
Less management fee waiver	(282,414)

Net expenses	1,574,906

Net Investment Income	2,233,737

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(55,248)
Affiliated investments	4,258,386
Futures contracts	7,609,236
Capital gain distributions from Underlying Portfolios and ETFs	847,321
Capital gain distributions from Affiliated Underlying Portfolios	3,071,401

Net realized gain	15,731,096

Net change in unrealized appreciation (depreciation) on:
Investments	243,405
Affiliated investments	(1,360,715)
Futures contracts	1,734,807

Net change in unrealized appreciation	617,497

Net realized and unrealized gain	16,348,593

Net Increase in Net Assets From Operations	$18,582,330

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,233,737	$662,801
Net realized gain	15,731,096	3,413,021
Net change in unrealized appreciation	617,497	3,403,518

Increase in net assets from operations	18,582,330	7,479,340

From Distributions to Shareholders
Net investment income
Class B	0	(1,095,809)
Net realized capital gains
Class B	(736,608)	(2,455,668)

Total distributions	(736,608)	(3,551,477)

Increase in net assets from capital share transactions	146,809,143	139,846,588

Total increase in net assets	164,654,865	143,774,451

Net Assets
Beginning of period	143,774,451	0

End of period	$308,429,316	$143,774,451

Accumulated undistributed net investment income (loss)
End of period	$3,209,689	$(12,646)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Period Ended December 31, 2013(a)
	Shares	Value	Shares	Value
Class B
Sales	14,480,063	$159,388,219	14,244,292	$146,860,725
Reinvestments	68,971	736,608	335,678	3,551,477
Redemptions	(1,208,150)	(13,315,684)	(1,008,665)	(10,565,614)

Net increase	13,340,884	$146,809,143	13,571,305	$139,846,588

Increase derived from capital shares transactions		$146,809,143		$139,846,588

(a)	Commencement of operations was April 19, 2013.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013(a)
Net Asset Value, Beginning of Period	$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.11	0.10
Net realized and unrealized gain on investments	0.80	0.76

Total from investment operations	0.91	0.86

Less Distributions
Distributions from net investment income	0.00	(0.08)
Distributions from net realized capital gains	(0.04)	(0.19)

Total distributions	(0.04)	(0.27)

Net Asset Value, End of Period	$11.46	$10.59

Total Return (%) (c)	8.64	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.82	1.15	(f)
Net ratio of expenses to average net assets (%) (e)(g)	0.70	0.80	(f)
Ratio of net investment income to average net assets (%) (h)	0.99	1.39	(f)
Portfolio turnover rate (%)	62	88	(d)
Net assets, end of period (in millions)	$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 29, 2013. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

MIST-11

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $33,612,151, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MIST-12

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$1,412,268
Equity	Unrealized appreciation on futures contracts*	431,469	Unrealized depreciation on futures contracts*	$61,237

Total		$1,843,737		$61,237

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$5,218,552	$2,390,684	$7,609,236

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$2,046,900	$(312,093)	$1,734,807

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$53,021,975

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MIST-13

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$269,631,941	$0	$121,339,109

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate:

Management Fees earned by MetLife Advisers for the period ended December 31, 2014	% per annum	Average Daily Net Assets
$1,017,913	0.450%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pyramis Global Advisors, LLC (the “Subadvisor”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, through April 30, 2015, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

MIST-14

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Expense Limitation Agreement - Metlife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2015. Pursuant to that Expense Limitation Agreement, Metlife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class B
0.80%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, Metlife Advisers shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by Metlife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2014, MetLife Advisers was repaid $97,697 by the Portfolio which was deferred in 2013. This amount is shown as Deferred expense reimbursement in the Statement of Operations. There were no expenses deferred by MetLife Advisers in 2014.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-15

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Fidelity Blue Chip Growth Fund	89,175	134,607	—	223,782
Fidelity Blue Chip Value Fund	25,601	119,331	(144,932)	—
Fidelity Contrafund	47,845	6,755	(54,600)	—
Fidelity Corporate Bond Fund	547,590	1,473,818	(833,333)	1,188,075
Fidelity Disciplined Equity Fund	191,399	2,537	(158,401)	35,535
Fidelity Diversified International Fund	103,258	385,869	(39,127)	450,000
Fidelity Emerging Asia Fund	—	46,189	—	46,189
Fidelity Emerging Markets Discovery Fund	1,903	—	(1,903)	—
Fidelity Emerging Markets Fund	7,369	218,056	—	225,425
Fidelity Equity-Income Fund	8,585	—	(8,585)	—
Fidelity Europe Fund	143,471	121,524	(208,920)	56,075
Fidelity Floating Rate High Income Fund	5,108	114	(5,222)	—
Fidelity Growth & Income Portfolio	1,885	40,440	—	42,325
Fidelity Growth Discovery Fund	26,926	263,611	(84,998)	205,539
Fidelity Independence Fund	—	52,087	—	52,087
Fidelity International Discovery Fund	114,527	77,225	(110,985)	80,767
Fidelity International Small Cap Fund	130,603	—	(130,603)	—
Fidelity International Small Cap Opportunities Fund	—	325,517	(325,517)	—
Fidelity Japan Smaller Companies Fund	54,934	—	(54,934)	—
Fidelity Large Cap Stock Fund	388,421	321,146	(197,928)	511,639
Fidelity Low-Priced Stock Fund	109,149	454	(109,603)	—
Fidelity Mega Cap Stock Fund	333,494	513,605	(439,212)	407,887
Fidelity Mid Cap Value Fund	—	764,719	—	764,719
Fidelity New Millennium Fund	28,037	224,192	(252,229)	—
Fidelity Nordic Fund	7,599	48,171	(6,712)	49,058
Fidelity OTC Portfolio	18,928	85,051	(47,619)	56,360
Fidelity Overseas Fund	—	120,491	(29,031)	91,460
Fidelity Real Estate Income Fund	—	85,424	—	85,424
Fidelity Real Estate Investment Portfolio	—	55,559	—	55,559
Fidelity Stock Selector Large Cap Value Fund	—	787,238	—	787,238
Fidelity Total Bond Fund	3,446,953	2,170,401	(140,950)	5,476,404
Fidelity Value Discovery Fund	—	152,716	—	152,716
Fidelity Value Fund	40,271	42,965	(83,236)	—

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Fidelity Blue Chip Growth Fund	$—	$548,939	$12,765	$15,311,197
Fidelity Blue Chip Value Fund	140,423	—	—	—
Fidelity Contrafund	54,506	9,019	—	—
Fidelity Corporate Bond Fund	360,888	8,311	453,453	13,615,337
Fidelity Disciplined Equity Fund	361,811	73,389	12,474	1,195,057
Fidelity Diversified International Fund	26,570	341,735	147,949	15,502,483
Fidelity Emerging Asia Fund	—	—	13,459	1,508,085
Fidelity Emerging Markets Discovery Fund	1,178	—	—	—
Fidelity Emerging Markets Fund	—	5,598	32,033	5,480,078
Fidelity Equity-Income Fund	20,874	—	—	—
Fidelity Europe Fund	182,665	—	50,058	1,977,779
Fidelity Floating Rate High Income Fund	(407)	—	1,131	—
Fidelity Growth & Income Portfolio	—	—	17,242	1,278,641
Fidelity Growth Discovery Fund	145,281	—	5,332	4,854,837
Fidelity Independence Fund	—	86,069	2,139	2,009,512
Fidelity International Discovery Fund	267,949	—	20,622	3,068,355
Fidelity International Small Cap Fund	297,701	—	—	—

MIST-16

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Fidelity International Small Cap Opportunities Fund	$(135,623)	$—	$—	$—
Fidelity Japan Smaller Companies Fund	(57,659)	—	—	—
Fidelity Large Cap Stock Fund	792,230	803,430	158,930	14,453,806
Fidelity Low-Priced Stock Fund	291,901	18,705	4,019	—
Fidelity Mega Cap Stock Fund	206,013	191,636	83,958	6,730,139
Fidelity Mid Cap Value Fund	—	342,725	82,594	18,827,373
Fidelity New Millennium Fund	466,691	13,454	—	—
Fidelity Nordic Fund	12,931	—	—	2,089,394
Fidelity OTC Portfolio	(145,865)	441,773	—	4,484,008
Fidelity Overseas Fund	(6,138)	—	60,369	3,488,274
Fidelity Real Estate Income Fund	—	12,260	36,283	996,894
Fidelity Real Estate Investment Portfolio	—	—	26,078	2,269,565
Fidelity Stock Selector Large Cap Value Fund	—	—	114,824	13,493,260
Fidelity Total Bond Fund	(9,723)	171,712	1,328,108	58,487,997
Fidelity Value Discovery Fund	—	2,646	47,322	3,764,445
Fidelity Value Fund	984,189	—	—	—

	$4,258,386	$3,071,401	$2,711,142	$194,886,516

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$298,151	$2,033,188	$438,457	$1,518,289	$736,608	$3,551,477

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,469,515	$10,314,035	$2,030,167	$—	$21,813,717

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Managed Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Managed Risk Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for year ended December 31, 2014 and for the period April 19, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and the transfer agent; when replies were not received by brokers or the transfer agent, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Managed Risk Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2014 and for the period April 19, 2013 (commencement of operations) to December 31 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-21

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-22

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pyramis Managed Risk Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Pyramis Global Advisors, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2014 and performed at the median of its Performance Universe for the since-inception (beginning April 19, 2013) period ended June 30, 2014. The Board also considered that the Portfolio underperformed its Blended Index for the one-year period ended June 30, 2014 and performed at its Blended Index for the since-inception period ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2014 and underperformed its blended benchmark for the same periods. The Board further noted that the Portfolio commenced operations on April 19, 2013 and, thus, has limited performance history.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size (the Board did not review information concerning the asset-weighted average of the Expense Group). The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 7.74%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

The year started on a somewhat uncertain note with investors worried about reduced global liquidity as the U.S. Federal Reserve (the “Fed”) began tapering its quantitative easing (“QE”) program in January. U.S. economic data was weak during the early part of the year but this proved to be largely due to extremely cold winter weather, with economic activity picking up in the spring. Janet Yellen took over as Fed Chair in February and the Fed revamped its forward guidance by indicating that interest rates would likely stay low for some time. U.S. economic growth continued to strengthen over the year, led by continued healing in the labor market which lifted consumer and, thus, business confidence.

In the eurozone, the year began on an optimistic footing as a change of government in Italy was greeted favorably. However, economic growth remained lackluster in the region and low inflation became a key concern. The European Central Bank (the “ECB”) announced a series of measures over the year designed to boost growth and fend-off deflation. The ECB cut benchmark interest rates to 0.15%, introduced a negative deposit rate, offered banks cheap loans to encourage lending to corporations and began to purchase asset-backed securities. By the end of the year, many investors were calling for sovereign QE. Eurozone break-up risk re-emerged in December as the Greek parliament rejected the prime minister’s candidate for president, leading to parliamentary elections in January 2015. The U.K. economic recovery continued to be led by rising house prices and consumer spending. The unemployment rate declined and in the early summer Bank of England (the “BoE”) Governor Mark Carney unsettled markets by suggesting interest rate rises may come sooner than expected. However, inflation remained below target and the BoE returned to a more dovish tone. The summer saw uncertainty over the referendum on Scottish independence which put downward pressure on U.K. equities and increased market volatility. In Japan, economic data early in the year indicated a stronger economy. However, part of this was due to consumers bringing forward purchases ahead of April’s increase in the consumption tax from 5% to 8%. The tax hike dented economic activity later in the year. In the autumn the Bank of Japan surprised investors by expanding its asset purchase program in order to boost the weakening economy. Prime Minister Shinzo Abe called a snap election, which his party won, and announced a delay to the next planned consumption tax increase.

Emerging markets were hit particularly hard by the Fed’s decision to taper QE. Escalating tensions between Russia and Ukraine also weighed on appetite for risk assets. Meanwhile, data showed the Chinese economy continued to slow.

One of the most important moves of the year was the sharp drop in the price of oil. Initially, the intensification of violence in the Middle East, with Islamic State of Iraq and Syria (ISIS) taking control of large areas of Iraq and Syria, led to concern over oil supply disruptions. However, due to slower global economic growth and increased oil supply, especially from the U.S., oil prices fell sharply since the summer. The decline gained momentum after the Organization of Petroleum Exporting Countries (OPEC) left its output target unchanged at its November meeting.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and Futures contracts) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. The Portfolio’s Strategic Asset Allocation is tied to a 60% Global Equities and 40% Fixed Income neutral position and tactically underweights or overweights asset classes and sectors deemed attractive. The Portfolio seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year Interest Rate Swaps. The Portfolio’s interest rate overlay was additive to performance as the 10-year U.S. Treasury yield fell from 3.00% to 2.17% over the year.

The highlights, or top contributors, to performance for the year were positions in certain currencies, Emerging Market Equities and U.S. Small Caps. Due to the strengthening of the U.S dollar we found opportunities to avoid or underweight currencies in regions with weak macroeconomic data and slowing growth. Specifically, an underweight euro position boosted the Portfolio’s performance over the period. Further, we continued to focus on regional and sector equity positioning in order to capture gains and navigate volatility. We started repositioning the Portfolio to help avoid or lower the exposure to expensive assets and to allocate to assets of relative value. For example, during the summer, we added Emerging Market Equities as we believed they were attractively valued compared to other equity markets. Further, a U.S Small Cap versus U.S. Large Cap pair trade was contributory during July and September as the U.S. economy showed further signs of resiliency. Increased exposure to Small Caps keyed into a domestic recovery better than Large Caps which are dominated by multi-national companies which are more sensitive to economic growth outside of the U.S.

The largest detractors to Portfolio performance were positions in Utilities and Energy equity sectors. The Utilities trade was implemented to take advantage of an asset class that typically perform poorly in a rising interest rate environment. We went underweight Utilities as

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

they tend to underperform when interest rates go up. The asset class unexpectedly rallied, benefitting from stable Treasury yields in the third quarter. Later in the period, we looked to further allocate to areas of the market that were attractively priced. One way in which we expressed this was through the U.S. Energy versus S&P 500 Index pair trade as Energy stocks suffered disproportionately and their valuations looked attractive. The trade underperformed as oil prices fell further than forecasted. Both trades were closed to mitigate losses.

During the first half of the year, we favored the U.S. growth story, particularly U.S. Large Cap Equities, whose valuations were less stretched than Small Cap Equities. We decreased our Eurozone Equity allocation during the first quarter to mitigate risks posed by the escalation in Ukraine (Russia being an important oil partner to Europe) and slowing growth in China (Europe’s largest trade partner). We also reduced our exposure to Japanese Equities early in the year. This was due to the depreciation of Emerging Market currencies which could negatively impact Japanese exports and the increase in the Japanese sales tax which we anticipated would put pressure on Japanese equities. During the first quarter, we maintained minimal Emerging Market Equity allocations with our only exposures stemming from underlying actively-managed equity portfolios.

In the second quarter, we started to layer-in defensive equity positions. The first level of protection was to avoid or reduce those assets that had become expensive and hence were most susceptible to any reversal in markets such as U.S. Small Cap Equities, U.S. Utilities and High Yield. Avoiding or lowering our exposure to expensive assets opened up opportunities to allocate to assets of relative value. For example, we added to Emerging Market Equities which had been attractively valued as compared to other equity markets. Our analysis of market risks placed an increasing weight on inflationary outcomes as the balance between growth and inflation changed. Subsequently, we introduced Treasury Inflation Protection Securities (“TIPS”) to battle inflationary pressures as initial signs of inflation started to surface in the U.S. Volatility remained low but this was justified given supportive central bank policy, particularly in the U.S. We remained cautious with fixed income, and were underweight versus the benchmark, with the belief that the Fed’s QE tapering and speculation of an interest rate hike in the U.S. could impact bond valuations.

Global growth outside the U.S. was weak in the third quarter. Eurozone deflation remained a key risk and this was recognized by the ECB. Although emerging market exports typically rise following a recovery in developed markets, they failed to improve this time, partly owing to weak European demand. In Japan, some of the optimism surrounding the Bank of Japan’s monetary easing policy started to fade as the consumption tax rose from 5% to 8% in April and had a greater impact on the economy than what was initially realized.

The cooling in the global economy prompted us to reduce our equity exposure with an emphasis on the more cyclical areas such as Emerging Markets. We also increased exposure to government bonds as a hedge against international deflationary risk and held no commodities exposure due to their correlation with Emerging Markets and their unattractive supply and demand characteristics.

We went into the final quarter of 2014 expecting increased volatility and defensively positioned the Portfolio accordingly. As economic data continued to disappoint and oil prices fell, we decreased our Emerging Market Equities allocation. Due to the strengthening of the U.S. dollar and the dissipation of inflation fears, we closed our Emerging Market Debt and TIPS’ exposure while decreasing the Portfolio’s duration as the possibility of a Fed rate hike drew closer. We also increased our Gold position to serve as a hedge against risks associated with the Russian ruble and Greek economic crises.

The Portfolio primarily uses derivative instruments to adjust equity, currency and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2014, the Portfolio’s allocation to Developed Equities was 61.28% and the allocation to Investment Grade bonds was 28.58%. The Portfolio held approximately 2.42% in Opportunistic asset classes and the cash level was 7.72%.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	7.74	9.66
Dow Jones Moderate Index	5.35	9.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Equity Sectors

% of Net Assets
Financials	18.5
Information Technology	9.6
Consumer Discretionary	8.5
Health Care	4.3
Industrials	3.9

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	23.4
Cash & Cash Equivalents	18.5
U.S. Treasury & Government Agencies	1.1
Foreign Government	0.1

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class B	Actual	1.00%	$1,000.00	$1,012.80	$5.07
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—37.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Boeing Co. (The)	3,600	$467,928
Cobham plc	49,515	248,288
General Dynamics Corp.	7,809	1,074,675
Honeywell International, Inc.	8,500	849,320
Kongsberg Gruppen ASA	2,272	37,453
Lockheed Martin Corp. (a)	3,800	731,766
Northrop Grumman Corp.	4,000	589,560
QinetiQ Group plc	20,624	60,023
Raytheon Co. (a)	6,100	659,837
Rockwell Collins, Inc.	2,100	177,408
Rolls-Royce Holdings plc (b)	10,511	141,594
Safran S.A.	2,772	170,614
Senior plc	27,819	130,197
Ultra Electronics Holdings plc	2,251	62,788
United Technologies Corp.	9,300	1,069,500

		6,470,951

Air Freight & Logistics—0.2%
Expeditors International of Washington, Inc.	7,200	321,192
FedEx Corp.	2,700	468,882
Forward Air Corp. (a)	2,400	120,888
Oesterreichische Post AG	5,342	260,455
Singapore Post, Ltd.	96,000	138,736
United Parcel Service, Inc. - Class B (a)	1,900	211,223

		1,521,376

Airlines—0.1%
ANA Holdings, Inc. (a)	154,000	379,052
Copa Holdings S.A. - Class A (a)	2,400	248,736
Dart Group plc	13,800	62,574
Deutsche Lufthansa AG	24,222	405,640

		1,096,002

Auto Components—0.4%
Aisan Industry Co., Ltd.	1,400	11,968
Aisin Seiki Co., Ltd.	6,200	222,845
ARB Corp., Ltd. (a)	3,206	29,569
Bridgestone Corp.	13,600	472,612
Cie Generale des Etablissements Michelin	4,133	374,708
Continental AG	2,451	520,476
Delphi Automotive plc	7,000	509,040
Gentex Corp. (a)	2,800	101,164
Hankook Tire Co., Ltd.	1,820	86,589
HI-LEX Corp.	1,900	52,304
Keihin Corp.	6,700	99,471
Linamar Corp.	1,700	103,817
Magna International, Inc.	3,500	379,252
NHK Spring Co., Ltd.	10,500	91,609
Nippon Seiki Co., Ltd.	3,000	67,650
Nissin Kogyo Co., Ltd.	5,400	75,182
Nokian Renkaat Oyj	4,676	114,533
Pacific Industrial Co., Ltd. (a)	3,700	28,799
Plastic Omnium S.A.	5,341	145,050
Showa Corp.	3,800	35,150
Tokai Rika Co., Ltd. (a)	3,500	73,523

Auto Components—(Continued)
Toyoda Gosei Co., Ltd.	7,100	143,367
TS Tech Co., Ltd.	2,800	65,581
Valeo S.A.	2,121	264,186
Yorozu Corp.	200	3,314

		4,071,759

Automobiles—0.3%
Daihatsu Motor Co., Ltd. (a)	11,000	144,289
Daimler AG	1,267	105,707
Ford Motor Co.	5,000	77,500
Fuji Heavy Industries, Ltd.	12,300	433,145
Isuzu Motors, Ltd.	16,000	195,210
Kia Motors Corp.	1,035	48,901
Mitsubishi Motors Corp. (a)	16,000	146,577
Suzuki Motor Corp.	10,200	306,622
Toyota Motor Corp.	14,800	922,936

		2,380,887

Banks—3.2%
Australia & New Zealand Banking Group, Ltd.	1,595	41,490
Awa Bank, Ltd. (The)	25,000	133,601
Banca Popolare di Milano Scarl (b)	105,460	68,282
Banca Popolare di Sondrio Scarl	14,132	52,572
Banco Bilbao Vizcaya Argentaria S.A.	10,273	96,685
Banco Santander S.A.	31,565	263,941
Bank Hapoalim B.M.	49,604	233,944
Bank Leumi Le-Israel B.M. (b)	67,873	232,850
Bank of America Corp.	116,600	2,085,974
Bank of Kyoto, Ltd. (The)	23,000	192,378
Bank of Montreal (a)	4,367	308,900
Bank of Nova Scotia (The)	5,750	328,183
Bank of Okinawa, Ltd. (The)	500	20,308
Bank of Yokohama, Ltd. (The)	29,000	157,397
BankUnited, Inc.	7,500	217,275
Barclays plc	218,575	821,733
BNP Paribas S.A.	11,120	653,459
BOC Hong Kong Holdings, Ltd.	122,500	407,066
BOK Financial Corp. (a)	3,300	198,132
Canadian Imperial Bank of Commerce	4,061	348,985
Chiba Kogyo Bank, Ltd. (The)	2,300	16,040
Chugoku Bank, Ltd. (The)	11,000	150,198
Citigroup, Inc.	34,300	1,855,973
Citizens & Northern Corp. (a)	3,300	68,211
Comerica, Inc.	2,900	135,836
Commerzbank AG (b)	12,483	165,833
Commonwealth Bank of Australia	10,191	707,768
Credit Agricole S.A.	13,756	176,843
Credito Valtellinese SC (b)	28,009	26,533
Cullen/Frost Bankers, Inc. (a)	2,600	183,664
CVB Financial Corp. (a)	8,900	142,578
Dah Sing Banking Group, Ltd.	20,000	31,934
Dah Sing Financial Holdings, Ltd.	11,200	64,844
Daishi Bank, Ltd. (The)	21,000	69,782
DBS Group Holdings, Ltd.	21,000	324,291
Fifth Third Bancorp	13,400	273,025
First Financial Corp. (a)	3,200	113,984

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
First International Bank of Israel, Ltd.	1,434	$18,319
FirstMerit Corp. (a)	4,400	83,116
Gunma Bank, Ltd. (The)	18,000	116,759
Hachijuni Bank, Ltd. (The)	36,000	231,729
Hang Seng Bank, Ltd.	31,300	520,438
Higo Bank, Ltd. (The)	9,000	47,838
Hokkoku Bank, Ltd. (The)	5,000	16,051
HSBC Holdings plc	223,993	2,116,842
HSBC Holdings plc (Hong Kong Listed Shares)	30,400	289,023
Huntington Bancshares, Inc.	3,300	34,716
Hyakugo Bank, Ltd. (The)	15,000	61,884
ING Groep NV (b)	5,986	77,504
International Bancshares Corp. (a)	8,400	222,936
Israel Discount Bank, Ltd. - Class A (b)	73,040	116,822
Iyo Bank, Ltd. (The)	19,000	205,946
JPMorgan Chase & Co.	42,200	2,640,876
Juroku Bank, Ltd. (The)	5,000	17,699
Kagoshima Bank, Ltd. (The)	8,000	50,277
KB Financial Group, Inc.	4,550	148,600
KeyCorp	31,400	436,460
Lloyds Banking Group plc (b)	24,423	28,840
M&T Bank Corp. (a)	1,800	226,116
Mitsubishi UFJ Financial Group, Inc.	139,500	764,619
Mizuho Financial Group, Inc.	220,600	370,674
National Bank of Canada (a)	2,889	122,940
North Pacific Bank, Ltd.	14,400	55,728
Oversea-Chinese Banking Corp., Ltd.	45,000	353,672
PNC Financial Services Group, Inc. (The)	10,300	939,669
Popular, Inc. (b)	4,300	146,415
Raiffeisen Bank International AG	9,728	145,347
Republic Bancorp, Inc. - Class A (a)	500	12,360
Royal Bank of Canada	8,271	571,239
Royal Bank of Scotland Group plc (b)	79,664	483,602
San-In Godo Bank, Ltd. (The)	10,000	75,277
Shiga Bank, Ltd. (The)	6,000	32,016
Shinsei Bank, Ltd.	98,000	171,089
Shizuoka Bank, Ltd. (The) (a)	25,000	228,677
Societe Generale S.A.	12,634	530,897
Standard Chartered plc	39,198	587,853
Sumitomo Mitsui Financial Group, Inc.	14,800	534,761
Sumitomo Mitsui Trust Holdings, Inc.	34,000	129,757
TOMONY Holdings, Inc.	7,300	31,435
Toronto-Dominion Bank (The)	9,586	458,012
Trustmark Corp. (a)	8,600	211,044
U.S. Bancorp (a)	11,506	517,195
UniCredit S.p.A.	23,105	147,260
Unione di Banche Italiane SCPA	21,348	151,963
United Overseas Bank, Ltd.	5,000	92,439
Wells Fargo & Co.	55,154	3,023,542
Westamerica Bancorp (a)	3,000	147,060
Westpac Banking Corp.	4,862	130,709
Zions Bancorporation	6,700	191,017

		30,437,551

Beverages—0.5%
Anheuser-Busch InBev NV	7,734	870,336
China Tontine Wines Group, Ltd. (b)	128,000	4,776

Beverages—(Continued)
Coca-Cola Amatil, Ltd.	31,131	235,582
Coca-Cola Co. (The)	24,600	1,038,612
Diageo plc	3,036	87,076
Dr Pepper Snapple Group, Inc.	1,900	136,192
Heineken Holding NV	2,146	134,517
PepsiCo, Inc.	20,827	1,969,401

		4,476,492

Biotechnology—0.5%
Actelion, Ltd. (b)	3,041	349,858
Amgen, Inc.	8,207	1,307,293
Biogen Idec, Inc. (b)	2,100	712,845
Celgene Corp. (a) (b)	6,100	682,346
Gilead Sciences, Inc. (b)	16,900	1,592,994
Grifols S.A.	4,024	160,186
Grifols S.A. (ADR)	3,937	133,819
Medivir AB - B Shares (b)	1,800	22,574
PDL BioPharma, Inc. (a)	6,300	48,573
Sirtex Medical, Ltd.	3,475	79,980

		5,090,468

Building Products—0.0%
Asahi Glass Co., Ltd. (a)	39,000	190,442
Central Glass Co., Ltd.	11,000	39,901
Sekisui Jushi Corp.	3,000	40,083

		270,426

Capital Markets—0.6%
Aberdeen Asset Management plc	37,765	252,237
Aizawa Securities Co., Ltd.	3,600	19,416
American Capital, Ltd. (b)	3,200	46,752
Ashmore Group plc (a)	25,205	109,276
Capital Southwest Corp. (a)	1,200	45,492
Daiwa Securities Group, Inc.	33,000	256,991
Deutsche Bank AG	17,359	524,689
Franklin Resources, Inc. (a)	9,200	509,404
Goldman Sachs Group, Inc. (The)	5,902	1,143,985
Intermediate Capital Group plc	4,805	34,210
Invesco, Ltd.	12,700	501,904
Macquarie Group, Ltd.	9,633	454,664
Mediobanca S.p.A. (a)	38,069	308,234
Morgan Stanley (a)	24,800	962,240
SEI Investments Co. (a)	5,600	224,224
T. Rowe Price Group, Inc. (a)	5,500	472,230
Tetragon Financial Group, Ltd.	2,330	22,995
UBS Group AG (b)	4,218	72,506
Waddell & Reed Financial, Inc. - Class A (a)	1,100	54,802

		6,016,251

Chemicals—0.7%
ADEKA Corp.	2,300	27,258
Albemarle Corp. (a)	5,300	318,689
Alent plc	23,824	118,863
Asahi Kasei Corp.	46,000	421,561
BASF SE	11,169	944,157

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Carlit Holdings Co., Ltd.	2,600	$13,536
Celanese Corp. - Series A	4,600	275,816
CF Industries Holdings, Inc. (a)	1,100	299,794
China Steel Chemical Corp.	3,000	14,639
Chugoku Marine Paints, Ltd.	10,000	84,480
E.I. du Pont de Nemours & Co. (a)	2,800	207,032
Eastman Chemical Co.	5,800	439,988
Fujimori Kogyo Co., Ltd.	1,600	44,720
Innophos Holdings, Inc. (a)	735	42,961
JSR Corp. (a)	2,800	48,081
K&S AG (a)	4,062	112,797
Kimoto Co., Ltd.	4,800	12,180
Konishi Co., Ltd.	900	14,333
Lintec Corp.	4,400	97,465
LyondellBasell Industries NV - Class A	8,000	635,120
Minerals Technologies, Inc. (a)	1,900	131,955
Monsanto Co. (a)	1,600	191,152
NewMarket Corp. (a)	400	161,412
Nihon Parkerizing Co., Ltd.	1,000	22,836
Nippon Pillar Packing Co., Ltd.	1,000	7,617
Novozymes A/S - B Shares	2,567	107,701
Potash Corp. of Saskatchewan, Inc.	10,400	367,643
Praxair, Inc. (a)	2,815	364,711
Scotts Miracle-Gro Co. (The) - Class A	2,000	124,640
Shikoku Chemicals Corp.	2,000	13,676
Sika AG	44	129,052
Syngenta AG	182	58,440
Tenma Corp.	1,000	13,215
Terra Nitrogen Co. L.P.	400	41,080
Tikkurila Oyj	922	16,165
Toagosei Co., Ltd. (a)	22,000	86,786
Tokai Carbon Co., Ltd.	6,000	17,496
Westlake Chemical Corp.	1,809	110,512
Yara International ASA	6,454	288,634

		6,428,193

Commercial Services & Supplies—0.3%
ADT Corp. (The) (a)	8,900	322,447
Aggreko plc	7,920	184,523
Cabcharge Australia, Ltd.	2,996	11,087
Cintas Corp. (a)	8,188	642,267
Dai Nippon Printing Co., Ltd.	22,000	198,555
Deluxe Corp. (a)	2,400	149,400
Duskin Co., Ltd. (a)	1,400	20,575
Intrum Justitia AB	9,694	286,740
Kaba Holding AG - Class B (b)	243	122,529
Matsuda Sangyo Co., Ltd.	1,100	11,923
Mineral Resources, Ltd. (a)	18,140	111,029
Mitie Group plc	6,164	26,585
NAC Co., Ltd.	1,200	11,368
Performant Financial Corp. (a) (b)	4,900	32,585
Republic Services, Inc.	10,595	426,449
Societe BIC S.A.	300	39,814
Toppan Printing Co., Ltd.	22,000	143,221
Transcontinental, Inc. - Class A	6,600	94,075
Waste Management, Inc. (a)	8,614	442,070

		3,277,242

Communications Equipment—0.9%
Cisco Systems, Inc.	149,110	4,147,495
F5 Networks, Inc. (a) (b)	1,700	221,790
Harris Corp.	21,169	1,520,358
Ituran Location and Control, Ltd.	1,362	29,883
QUALCOMM, Inc.	25,170	1,870,886
Telefonaktiebolaget LM Ericsson - B Shares	43,979	532,627

		8,323,039

Construction & Engineering—0.1%
AECOM Technology Corp. (a) (b)	5,800	176,146
Ausdrill, Ltd.	4,930	1,564
Decmil Group, Ltd.	14,456	17,255
Kandenko Co., Ltd.	3,000	17,245
Keller Group plc	5,068	68,766
Kinden Corp.	10,000	101,261
MACA, Ltd.	10,971	7,610
Macmahon Holdings, Ltd. (b)	38,458	2,259
Monadelphous Group, Ltd.	5,493	41,763
Nichireki Co., Ltd.	2,000	14,850
NRW Holdings, Ltd.	5,893	1,723
Sumitomo Densetsu Co., Ltd.	1,200	14,878
Taihei Dengyo Kaisha, Ltd.	2,000	15,309
United Integrated Services Co., Ltd.	23,000	21,997
Vinci S.A.	16,229	888,062

		1,390,688

Construction Materials—0.0%
Imerys S.A.	3,350	247,043

Consumer Finance—0.2%
Ally Financial, Inc. (b)	17,800	420,436
American Express Co.	2,700	251,208
Capital One Financial Corp.	9,100	751,205
Cash America International, Inc. (a)	1,900	42,978
Discover Financial Services	9,200	602,508
Enova International, Inc. (b)	1,738	38,688
World Acceptance Corp. (a) (b)	700	55,615

		2,162,638

Containers & Packaging—0.1%
Ball Corp. (a)	6,534	445,423
Rock-Tenn Co. - Class A	5,800	353,684
Toyo Seikan Group Holdings, Ltd.	8,700	107,327

		906,434

Distributors—0.0%
Genuine Parts Co.	1,400	149,198
Jardine Cycle & Carriage, Ltd.	3,000	96,330

		245,528

Diversified Consumer Services—0.0%
American Public Education, Inc. (a) (b)	300	11,061
Meiko Network Japan Co., Ltd.	1,100	11,183
Navitas, Ltd.	11,374	46,687

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Tsukada Global Holdings, Inc. (a)	1,400	$9,552

		78,483

Diversified Financial Services—0.3%
Berkshire Hathaway, Inc. - Class B (b)	3,300	495,495
CBOE Holdings, Inc. (a)	1,000	63,420
Fuyo General Lease Co., Ltd.	1,300	45,037
IG Group Holdings plc	12,559	139,983
Industrivarden AB - A Shares	1,443	26,287
Industrivarden AB - C Shares	16,455	285,801
Investment AB Kinnevik - B Shares	10,769	349,254
Investor AB - B Shares	24,393	883,985
McGraw Hill Financial, Inc. (a)	1,400	124,572
ORIX Corp.	35,400	442,531
Pargesa Holding S.A.	1,221	94,058
Ricoh Leasing Co., Ltd.	1,400	36,121
Sofina S.A.	759	79,779

		3,066,323

Diversified Telecommunication Services—1.1%
AT&T, Inc. (a)	55,453	1,862,666
BCE, Inc.	17,728	813,004
Belgacom S.A.	11,200	405,550
Bezeq The Israeli Telecommunication Corp., Ltd.	198,658	353,190
CenturyLink, Inc.	8,825	349,293
Elisa Oyj	3,338	90,849
Inteliquent, Inc. (a)	3,400	66,742
Nippon Telegraph & Telephone Corp.	6,800	349,915
Swisscom AG	825	433,208
TDC A/S	32,585	248,319
Telefonica S.A.	61,648	881,811
Telekomunikasi Indonesia Persero Tbk PT	706,000	162,032
Telenor ASA	30,374	612,442
TeliaSonera AB	53,342	343,040
Telstra Corp., Ltd.	147,068	714,192
Turk Telekomunikasyon A/S	18,115	56,393
Verizon Communications, Inc.	34,600	1,618,588
Verizon Communications, Inc. (London Listed Shares)	11,893	554,078
Vivendi S.A. (b)	16,093	401,442
Windstream Holdings, Inc. (a)	40,025	329,806

		10,646,560

Electric—0.0%
Cia Energetica de Minas Gerais (ADR)	6,600	32,802

Electric Utilities—0.5%
CEZ A/S	7,357	189,122
Cheung Kong Infrastructure Holdings, Ltd.	30,000	221,665
CLP Holdings, Ltd.	28,000	242,972
EDP - Energias de Portugal S.A.	62,866	243,130
Enel S.p.A.	48,441	216,591
Entergy Corp. (a)	4,455	389,723
Fortum Oyj	12,671	273,813
Iberdrola S.A.	52,895	355,887

Electric Utilities—(Continued)
Portland General Electric Co. (a)	4,200	158,886
Power Assets Holdings, Ltd.	43,000	415,130
Red Electrica Corp. S.A.	5,694	499,859
Southern Co. (The) (a)	14,842	728,891
SSE plc	14,281	358,520
Tauron Polska Energia S.A.	21,841	30,999

		4,325,188

Electrical Equipment—0.4%
ABB, Ltd. (b)	12,860	272,011
Babcock & Wilcox Co. (The) (a)	2,800	84,840
Emerson Electric Co.	13,800	851,874
Hubbell, Inc. - Class B	3,200	341,856
Legrand S.A.	13,870	726,079
Mitsubishi Electric Corp.	17,000	202,403
Nitto Kogyo Corp.	4,000	77,867
Rockwell Automation, Inc. (a)	5,600	622,720
Schneider Electric SE	2,543	184,779

		3,364,429

Electronic Equipment, Instruments & Components—0.5%
Axis Communications AB (a)	2,842	72,766
Corning, Inc.	119,474	2,739,539
Delta Electronics Thailand PCL	11,900	25,500
Dolby Laboratories, Inc. - Class A (a)	2,600	112,112
Domino Printing Sciences plc	3,948	40,353
Flextronics International, Ltd. (b)	86,896	971,497
Flytech Technology Co., Ltd.	14,299	49,210
Hoya Corp.	9,600	321,417
Kanematsu Electronics, Ltd.	800	11,402
Keyence Corp.	700	310,057
LEM Holding S.A.	30	22,251
Nippon Electric Glass Co., Ltd.	18,000	81,145
Simplo Technology Co., Ltd.	17,000	84,348
Spectris plc	4,132	134,725
TE Connectivity, Ltd.	1,300	82,225
Tech Data Corp. (a) (b)	1,400	88,522

		5,147,069

Energy Equipment & Services—0.3%
Amec Foster Wheeler plc	19,456	254,640
Ensco plc - Class A (a)	8,000	239,600
Helmerich & Payne, Inc. (a)	5,400	364,068
National Oilwell Varco, Inc. (a)	11,300	740,489
Schlumberger, Ltd.	13,000	1,110,330
Subsea 7 S.A. (a)	22,324	227,655
Technip S.A.	2,904	173,408
TGS Nopec Geophysical Co. ASA (a)	9,037	195,528

		3,305,718

Food & Staples Retailing—0.6%
Aeon Co., Ltd. (a)	37,300	375,441
Ain Pharmaciez, Inc.	200	5,713
Alimentation Couche Tard, Inc. - Class B	3,700	155,064
Amsterdam Commodities NV	982	22,583

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Axfood AB	3,254	$193,736
Colruyt S.A.	4,812	223,130
Costco Wholesale Corp.	1,100	155,925
CVS Health Corp.	4,400	423,764
FamilyMart Co., Ltd. (a)	3,900	145,593
Greggs plc	6,045	68,621
Itochu-Shokuhin Co., Ltd.	300	9,394
Jean Coutu Group PJC, Inc. (The) - Class A	3,400	82,849
Lawson, Inc. (a)	3,400	205,592
Metcash, Ltd. (a)	65,566	98,597
Metro, Inc.	1,200	96,368
Ministop Co., Ltd.	900	11,937
San-A Co., Ltd.	3,000	100,991
Sligro Food Group NV	580	21,932
Sysco Corp. (a)	11,100	440,559
Wal-Mart Stores, Inc.	13,927	1,196,051
Walgreens Boots Alliance, Inc.	5,800	441,960
WM Morrison Supermarkets plc	139,049	395,729
Woolworths, Ltd. (a)	34,472	858,881

		5,730,410

Food Products—0.8%
Asian Citrus Holdings, Ltd. (b)	73,591	7,743
General Mills, Inc. (a)	21,968	1,171,553
Kellogg Co. (a)	11,695	765,321
Kraft Foods Group, Inc.	14,200	889,772
Nestle S.A.	38,375	2,812,947
Nisshin Oillio Group, Ltd. (The)	16,000	56,038
Salmar ASA	5,693	97,100
Sanderson Farms, Inc. (a)	1,000	84,025
Saputo, Inc.	4,400	132,250
Unilever NV	26,566	1,043,586
Unilever plc	23,879	969,983

		8,030,318

Gas Utilities—0.0%
Perusahaan Gas Negara Persero Tbk PT	450,000	216,757

Health Care Equipment & Supplies—0.7%
Baxter International, Inc.	10,442	765,294
Becton Dickinson & Co.	5,282	735,043
C.R. Bard, Inc. (a)	3,100	516,522
DENTSPLY International, Inc. (a)	7,220	384,610
Halyard Health, Inc. (b)	975	44,333
Medtronic, Inc. (a)	15,700	1,133,540
Nakanishi, Inc.	5,700	241,851
Smith & Nephew plc	31,859	584,912
St. Jude Medical, Inc. (a)	4,600	299,138
St. Shine Optical Co., Ltd.	6,000	97,903
Straumann Holding AG	535	134,407
Stryker Corp. (a)	8,900	839,537
Varian Medical Systems, Inc. (a) (b)	2,000	173,020
Zimmer Holdings, Inc.	5,000	567,100

		6,517,210

Health Care Providers & Services—0.6%
Aetna, Inc.	11,118	987,612
Amsurg Corp. (b)	5,800	317,434
Cardinal Health, Inc.	9,400	758,862
Centene Corp. (a) (b)	500	51,925
Chemed Corp. (a)	900	95,103
Corvel Corp. (a) (b)	1,800	66,996
Express Scripts Holding Co. (a) (b)	4,769	403,791
Henry Schein, Inc. (a) (b)	1,900	258,685
Humana, Inc. (a)	200	28,726
Laboratory Corp. of America Holdings (a) (b)	4,700	507,130
MEDNAX, Inc. (b)	3,200	211,552
Miraca Holdings, Inc. (a)	7,200	310,281
Ship Healthcare Holdings, Inc.	5,100	115,882
Triple-S Management Corp. - Class B (a) (b)	744	17,789
U.S. Physical Therapy, Inc.	1,700	71,332
UnitedHealth Group, Inc. (a)	11,000	1,111,990

		5,315,090

Health Care Technology—0.0%
Computer Programs & Systems, Inc. (a)	1,600	97,200
HealthStream, Inc. (b)	1,800	53,064
Quality Systems, Inc. (a)	7,700	120,043

		270,307

Hotels, Restaurants & Leisure—0.3%
Compass Group plc	15,840	269,982
Dynam Japan Holdings Co., Ltd.	15,800	30,980
Flight Centre Travel Group, Ltd. (a)	3,962	104,791
McDonald’s Corp.	14,736	1,380,763
NagaCorp., Ltd.	68,000	55,413
Sands China, Ltd.	56,400	274,678
St. Marc Holdings Co., Ltd.	300	17,188
Starbucks Corp.	2,100	172,305
Unibet Group plc	1,003	63,113
William Hill plc	23,284	130,940

		2,500,153

Household Durables—0.2%
Alpine Electronics, Inc.	6,100	100,312
Bellway plc	2,669	80,177
Berkeley Group Holdings plc	1,711	65,564
Fujitsu General, Ltd.	9,000	86,781
Garmin, Ltd. (a)	4,500	237,735
JM AB	2,092	66,321
Nikon Corp. (a)	10,000	132,780
Sanyo Housing Nagoya Co., Ltd.	1,000	10,568
Sekisui Chemical Co., Ltd.	21,000	252,809
Sumitomo Forestry Co., Ltd.	4,400	43,115
Tupperware Brands Corp. (a)	1,800	113,400
Whirlpool Corp.	1,700	329,358

		1,518,920

Household Products—0.7%
Clorox Co. (The) (a)	8,139	848,165
Colgate-Palmolive Co.	3,100	214,489

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Energizer Holdings, Inc. (a)	3,700	$475,672
Kimberly-Clark Corp.	11,350	1,311,379
Procter & Gamble Co. (The)	27,045	2,463,529
Reckitt Benckiser Group plc	13,294	1,072,446

		6,385,680

Industrial Conglomerates—0.4%
3M Co.	6,900	1,133,808
Danaher Corp. (a)	4,100	351,411
General Electric Co. (a)	73,095	1,847,111
Hopewell Holdings, Ltd.	26,500	96,649
Keppel Corp., Ltd. (a)	47,000	313,615
Nolato AB - B Shares	877	19,816
Siemens AG	3,016	342,045
Smiths Group plc	8,738	147,892

		4,252,347

Insurance—1.7%
ACE, Ltd. (a)	5,300	608,864
Admiral Group plc	11,160	228,542
Aflac, Inc. (a)	13,200	806,388
Ageas	9,097	322,614
AIA Group, Ltd.	22,000	120,721
Allianz SE	5,287	878,454
Allied World Assurance Co. Holdings AG	4,200	159,264
Allstate Corp. (The)	5,661	397,685
American Equity Investment Life Holding Co. (a)	6,600	192,654
American Financial Group, Inc. (a)	5,600	340,032
American International Group, Inc.	16,900	946,569
Amlin plc	21,934	162,256
Assurant, Inc.	5,144	352,004
Assured Guaranty, Ltd.	11,100	288,489
AXA S.A.	23,128	534,177
Axis Capital Holdings, Ltd.	5,000	255,450
Beazley plc	54,727	242,459
Catlin Group, Ltd.	24,344	253,142
Chesnara plc	7,256	38,198
Chubb Corp. (The) (a)	3,847	398,049
CNA Financial Corp. (a)	3,100	120,001
CNP Assurances	14,991	265,458
Endurance Specialty Holdings, Ltd.	2,800	167,552
Euler Hermes S.A.	1,606	166,194
Everest Re Group, Ltd. (a)	1,800	306,540
FBL Financial Group, Inc. - Class A (a)	2,758	160,047
Genworth Financial, Inc. - Class A (b)	3,100	26,350
Hannover Rueck SE	4,048	367,182
HCC Insurance Holdings, Inc.	4,000	214,080
Horace Mann Educators Corp. (a)	3,800	126,084
Legal & General Group plc	198,499	762,399
Mapfre S.A.	86,111	289,985
MBIA, Inc. (b)	13,000	124,020
Montpelier Re Holdings, Ltd. (a)	3,800	136,116
Muenchener Rueckversicherungs-Gesellschaft AG	1,811	362,819
Navigators Group, Inc. (The) (b)	600	44,004
PartnerRe, Ltd. (a)	5,576	636,389
Power Corp. of Canada (a)	7,035	192,315

Insurance—(Continued)
Power Financial Corp. (a)	2,200	68,511
Principal Financial Group, Inc.	6,600	342,804
ProAssurance Corp.	4,400	198,660
RenaissanceRe Holdings, Ltd.	3,895	378,672
Sampo Oyj - A Shares	9,013	422,616
Sony Financial Holdings, Inc.	22,989	338,996
Symetra Financial Corp.	9,200	212,060
T&D Holdings, Inc.	25,500	306,775
Talanx AG (b)	4,196	128,280
Torchmark Corp. (a)	10,384	562,501
Travelers Cos., Inc. (The) (a)	3,950	418,107
Unum Group (a)	5,400	188,352
Zurich Insurance Group AG (b)	1,951	610,942

		16,170,822

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (b)	1,900	589,665
PetMed Express, Inc. (a)	1,900	27,303
Priceline Group, Inc. (The) (b)	618	704,650
TripAdvisor, Inc. (a) (b)	1,500	111,990

		1,433,608

Internet Software & Services—0.7%
Dena Co., Ltd. (a)	4,900	58,542
eBay, Inc. (b)	48,262	2,708,463
Facebook, Inc. - Class A (b)	13,100	1,022,062
Google, Inc. - Class A (b)	2,300	1,220,518
Google, Inc. - Class C (b)	2,300	1,210,720
j2 Global, Inc. (a)	900	55,800
NetEase, Inc. (ADR) (a)	1,000	99,140
NIFTY Corp.	700	7,746
Yahoo Japan Corp. (a)	61,900	223,360

		6,606,351

IT Services—1.6%
Accenture plc - Class A (a)	11,200	1,000,272
Amadeus IT Holding S.A. - A Shares	9,473	376,431
Broadridge Financial Solutions, Inc.	3,500	161,630
Cognizant Technology Solutions Corp. - Class A (b)	2,500	131,650
Computer Sciences Corp.	17,620	1,110,941
Fidelity National Information Services, Inc.	32,449	2,018,328
Fiserv, Inc. (a) (b)	23,983	1,702,073
Infocom Corp.	2,400	18,034
International Business Machines Corp.	12,159	1,950,790
Jack Henry & Associates, Inc.	1,300	80,782
MasterCard, Inc. - Class A	5,700	491,112
NeuStar, Inc. - Class A (a) (b)	2,200	61,160
Paychex, Inc.	17,032	786,367
Poletowin Pitcrew Holdings, Inc.	2,300	15,752
Syntel, Inc. (a) (b)	1,000	44,980
Teradata Corp. (a) (b)	5,900	257,712
TKC Corp.	1,300	21,409
Total System Services, Inc.	28,509	968,166
Visa, Inc. - Class A (a)	3,000	786,600

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Western Union Co. (The) (a)	79,415	$1,422,323
Xerox Corp.	107,930	1,495,910

		14,902,422

Leisure Products—0.1%
Heiwa Corp.	4,500	89,863
Mattel, Inc. (a)	9,100	281,599
Polaris Industries, Inc. (a)	1,600	241,984
Universal Entertainment Corp. (a)	600	8,952

		622,398

Life Sciences Tools & Services—0.1%
Bio-Techne Corp. (a)	1,400	129,360
Bruker Corp. (b)	1,900	37,278
EPS Corp.	600	7,107
Eurofins Scientific SE (a)	352	89,631
Mettler-Toledo International, Inc. (a) (b)	775	234,406
PAREXEL International Corp. (a) (b)	2,500	138,900
Thermo Fisher Scientific, Inc.	400	50,116
Waters Corp. (b)	1,600	180,352

		867,150

Machinery—0.9%
AGCO Corp. (a)	5,200	235,040
Atlas Copco AB - A Shares	18,313	509,781
Caterpillar, Inc. (a)	1,000	91,530
Crane Co.	2,500	146,750
Cummins, Inc. (a)	5,700	821,769
Daiwa Industries, Ltd.	2,000	12,523
Danieli & C Officine Meccaniche S.p.A.	1,745	43,173
Douglas Dynamics, Inc.	2,400	51,432
Dover Corp.	7,500	537,900
Duerr AG	2,134	189,168
Duro Felguera S.A.	3,806	15,380
FANUC Corp.	3,100	511,620
Flowserve Corp.	6,400	382,912
Fukushima Industries Corp.	1,000	15,947
Hillenbrand, Inc. (a)	5,300	182,850
Hino Motors, Ltd.	21,000	274,723
IDEX Corp. (a)	4,300	334,712
Illinois Tool Works, Inc.	7,800	738,660
IMI plc	14,370	281,310
Industria Macchine Automatiche S.p.A.	2,276	99,084
ITT Corp. (a)	3,300	133,518
Komatsu, Ltd.	21,100	467,777
Kone Oyj - Class B	9,607	436,335
Lincoln Electric Holdings, Inc. (a)	4,100	283,269
Lindsay Corp.	1,200	102,888
Metka S.A.	2,122	21,489
Middleby Corp. (The) (b)	600	59,460
Mitsuboshi Belting Co., Ltd.	1,000	7,356
Namura Shipbuilding Co., Ltd.	2,700	28,938
Nordson Corp. (a)	1,100	85,756
Parker-Hannifin Corp.	4,600	593,170
Rotork plc	3,728	134,153

Machinery—(Continued)
Semperit AG Holding	1,512	73,166
Spirax-Sarco Engineering plc	858	38,130
Teikoku Sen-I Co., Ltd.	2,000	44,628
Toro Co. (The)	3,400	216,954
Valmont Industries, Inc. (a)	2,100	266,700
Wartsila Oyj Abp	5,662	254,077
Weir Group plc (The)	3,982	113,973

		8,838,001

Marine—0.1%
AP Moeller - Maersk A/S - Class B	183	363,751
Nippon Yusen KK	115,000	325,272

		689,023

Media—1.0%
Cablevision Systems Corp. - Class A (a)	21,462	442,976
Comcast Corp. - Class A	22,900	1,328,429
Corus Entertainment, Inc. - B Shares	4,000	79,015
CTS Eventim AG & Co. KGaA	2,574	76,503
Daiichikosho Co., Ltd.	3,300	89,358
DIRECTV (b)	4,900	424,830
ITE Group plc	6,544	16,317
Liberty Broadband Corp. - Class A (b)	2,283	114,355
Liberty Global plc - Class A (b)	8,213	412,334
Liberty Media Corp. - Class A (b)	7,577	267,241
Metropole Television S.A.	8,631	162,428
Omnicom Group, Inc. (a)	5,700	441,579
ProSiebenSat.1 Media AG	17,083	719,687
Publicis Groupe S.A.	5,289	378,815
REA Group, Ltd. (a)	567	20,832
Reed Elsevier NV	18,008	430,369
Reed Elsevier plc	22,608	384,639
RTL Group S.A. (Frankfurt Exchange)	3,244	308,275
Scripps Networks Interactive, Inc. - Class A (a)	3,900	293,553
Shaw Communications, Inc. - Class B (a)	11,500	310,316
Sky Network Television, Ltd.	27,790	130,852
Sky plc	31,129	433,260
Time Warner, Inc.	3,200	273,344
Twenty-First Century Fox, Inc. - Class A (a)	3,600	138,258
UBM PCL	15,486	115,580
Viacom, Inc. - Class B (a)	7,300	549,325
Walt Disney Co. (The)	16,100	1,516,459

		9,858,929

Metals & Mining—0.5%
Acacia Mining plc	11,188	44,552
Anglo American plc	7,909	147,481
Anglo American plc	26,743	494,798
ArcelorMittal	15,836	171,523
Asahi Holdings, Inc.	2,700	41,661
Barrick Gold Corp.	14,100	151,947
BHP Billiton plc	40,894	874,715
BHP Billiton, Ltd.	44,905	1,065,531
Centerra Gold, Inc.	7,600	39,511
Cia de Minas Buenaventura SAA (ADR)	8,700	83,172

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Evolution Mining, Ltd. (a)	53,180	$28,067
Fresnillo plc	5,305	62,953
Highland Gold Mining, Ltd.	5,802	2,853
Hitachi Metals, Ltd.	6,000	102,178
IAMGOLD Corp. (b)	10,100	27,297
Independence Group NL	13,912	49,861
KGHM Polska Miedz S.A.	3,843	117,164
Kobe Steel, Ltd.	74,000	128,008
Koza Altin Isletmeleri A/S	2,462	16,444
Kumba Iron Ore, Ltd. (a)	2,066	42,452
Maruichi Steel Tube, Ltd.	2,200	46,866
MMC Norilsk Nickel OJSC (ADR)	6,172	87,766
Nevsun Resources, Ltd.	8,300	32,006
Newmont Mining Corp. (a)	6,200	117,180
Northern Star Resources, Ltd.	27,728	33,816
Resolute Mining, Ltd. (b)	6,656	1,442
Rio Tinto plc	4,908	226,124
Rio Tinto, Ltd.	6,718	315,123
Sibanye Gold, Ltd.	15,437	29,762
Silver Wheaton Corp.	1,800	36,610
St. Barbara, Ltd. (b)	4,110	353
Teck Resources, Ltd. - Class B	15,000	205,027
Troy Resources, Ltd. (b)	2,277	857
Vale S.A.	6,400	52,418
Vale S.A. (ADR) (a)	13,700	99,462

		4,976,980

Multi-Utilities—0.1%
E.ON SE	18,695	321,030
GDF Suez	13,380	312,494
REN - Redes Energeticas Nacionais SGPS S.A.	9,721	28,285
RWE AG	9,377	293,574

		955,383

Multiline Retail—0.1%
Dollar Tree, Inc. (b)	3,100	218,178
Lifestyle International Holdings, Ltd.	21,500	45,057
Myer Holdings, Ltd. (a)	10,600	12,052
Next plc	3,055	322,229
Target Corp. (a)	1,300	98,683

		696,199

Oil, Gas & Consumable Fuels—2.4%
Alliance Resource Partners L.P.	2,200	94,710
Apache Corp. (a)	4,950	310,216
BP plc	242,413	1,539,260
Cairn Energy plc (b)	17,935	49,232
California Resources Corp. (b)	6,642	36,597
Chevron Corp.	21,765	2,441,598
China Shenhua Energy Co., Ltd. - Class H	22,000	64,648
CNOOC, Ltd.	122,000	165,034
ConocoPhillips (a)	22,867	1,579,195
Contango Oil & Gas Co. (a) (b)	1,400	40,936
Ecopetrol S.A. (ADR) (a)	2,400	41,088
Enbridge Income Fund Holdings, Inc. (a)	4,800	166,707

Oil, Gas & Consumable Fuels—(Continued)
ENI S.p.A.	36,220	632,590
EOG Resources, Inc.	9,000	828,630
Exxon Mobil Corp.	42,762	3,953,347
Gazprom OAO (ADR)	8,163	36,978
Gran Tierra Energy, Inc. (b)	12,500	48,125
Hess Corp. (a)	4,005	295,649
HollyFrontier Corp. (a)	6,000	224,880
Inpex Corp.	47,700	529,248
Japan Petroleum Exploration Co.	3,500	109,668
JX Holdings, Inc. (a)	25,300	98,566
Kinder Morgan, Inc. (a)	7,700	325,787
Koninklijke Vopak NV	3,015	156,189
Lukoil OAO (ADR)	3,291	126,210
Marathon Oil Corp.	20,313	574,655
Noble Energy, Inc.	4,500	213,435
Occidental Petroleum Corp.	17,906	1,443,403
OMV AG	3,573	94,548
Phillips 66	4,800	344,160
PTT Exploration & Production PCL	18,300	62,298
PTT Exploration & Production PCL (NVDR)	17,900	60,716
PTT PCL (NVDR)	17,100	167,646
Renewable Energy Group, Inc. (a) (b)	3,300	32,043
Royal Dutch Shell plc - A Shares	33,432	1,108,154
Royal Dutch Shell plc - A Shares	2,235	74,755
Royal Dutch Shell plc - B Shares	37,265	1,280,199
Sasol, Ltd.	5,549	207,296
Showa Shell Sekiyu KK (a)	21,500	211,895
Soco International plc (b)	19,904	93,120
Spectra Energy Corp.	4,100	148,830
Statoil ASA	41,397	725,459
Targa Resources Corp.	400	42,420
Tatneft OAO (ADR)	1,400	34,300
Tesoro Corp.	4,400	327,140
Total Gabon	33	11,742
Total S.A.	9,251	476,974
VAALCO Energy, Inc. (b)	3,500	15,960
Valero Energy Corp.	10,600	524,700
Western Refining, Inc.	1,300	49,114
Woodside Petroleum, Ltd.	10,515	326,891

		22,546,941

Paper & Forest Products—0.1%
International Paper Co.	7,380	395,420
OJI Holdings Corp.	37,000	132,779
Schweitzer-Mauduit International, Inc. (a)	600	25,380

		553,579

Personal Products—0.0%
Blackmores, Ltd.	555	15,955
Dr Ci:Labo Co., Ltd.	1,700	58,082
Oriflame Cosmetics S.A. (a)	6,985	96,570
USANA Health Sciences, Inc. (a) (b)	400	41,036

		211,643

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—2.4%
AbbVie, Inc.	18,505	$1,210,967
Actavis plc (a) (b)	900	231,669
Astellas Pharma, Inc.	47,200	656,911
AstraZeneca plc	19,486	1,370,756
Bayer AG	3,299	451,004
Boiron S.A.	1,269	107,072
Bristol-Myers Squibb Co. (a)	6,400	377,792
Eisai Co., Ltd.	9,500	368,105
Eli Lilly & Co.	16,318	1,125,779
Galenica AG	329	260,599
GlaxoSmithKline plc	63,318	1,354,692
Indivior plc (b)	13,294	30,956
Ipsen S.A.	5,460	283,964
Johnson & Johnson	29,654	3,100,919
Lannett Co., Inc. (a) (b)	2,900	124,352
Merck & Co., Inc.	33,000	1,874,070
Merck KGaA	4,684	444,350
Mylan, Inc. (b)	3,300	186,021
Novartis AG	26,723	2,457,647
Novo Nordisk A/S - Class B	9,443	399,548
Orion Oyj - Class B	8,269	256,706
Otsuka Holdings Co., Ltd. (a)	10,600	317,914
Pfizer, Inc.	82,025	2,555,079
Recordati S.p.A.	14,091	219,074
Roche Holding AG	7,290	1,975,885
Sanofi	10,770	981,534
Stada Arzneimittel AG	6,438	196,660
Teva Pharmaceutical Industries, Ltd. (ADR)	3,700	212,787

		23,132,812

Professional Services—0.2%
Bertrandt AG	617	85,858
Dun & Bradstreet Corp. (The) (a)	2,400	290,304
Intertek Group plc	5,142	186,392
Robert Half International, Inc.	2,800	163,464
SGS S.A.	275	560,709
Stantec, Inc.	8,300	228,111
WS Atkins plc	5,431	114,772

		1,629,610

Real Estate Investment Trusts—0.1%
Ascendas Real Estate Investment Trust	46,000	82,572
EPR Properties (a)	900	51,867
Federation Centres, Ltd.	12,326	28,687
Frasers Centrepoint Trust	60,000	85,784
HCP, Inc.	4,900	215,747
Link REIT (The)	8,500	53,005
LTC Properties, Inc. (a)	2,700	116,559
Mapletree Industrial Trust	127,000	142,058
Mapletree Logistics Trust	166,000	148,403
MID Reit, Inc.	12	30,069
Scentre Group (b)	70,368	200,094
Select Income REIT (a)	5,700	139,137
Simon Property Group, Inc.	400	72,844

		1,366,826

Real Estate Management & Development—0.3%
Atrium European Real Estate, Ltd. (b)	7,669	37,946
Cheung Kong Holdings, Ltd.	23,000	384,372
Henderson Land Development Co., Ltd.	43,440	300,980
Hong Fok Corp., Ltd.	29,000	17,978
Hongkong Land Holdings, Ltd.	20,000	134,614
Hufvudstaden AB - A Shares	10,814	140,373
Hysan Development Co., Ltd.	20,000	88,868
IMMOFINANZ AG (b)	32,966	83,444
Keppel Land, Ltd.	35,000	89,973
PSP Swiss Property AG (b)	2,213	190,547
Sino Land Co., Ltd.	50,000	79,744
Sun Hung Kai Properties, Ltd.	25,000	378,035
Swire Pacific, Ltd. - Class A	19,000	246,130
Swire Properties, Ltd.	59,600	176,276
UOL Group, Ltd.	23,000	120,700
Wharf Holdings, Ltd. (The)	30,000	215,437
Wheelock & Co., Ltd.	20,000	92,862

		2,778,279

Road & Rail—0.3%
Canadian National Railway Co.	1,200	82,651
Central Japan Railway Co.	2,000	300,044
CSX Corp.	11,300	409,399
Hankyu Hanshin Holdings, Inc.	24,000	129,120
Landstar System, Inc.	1,800	130,554
Nagoya Railroad Co., Ltd. (a)	36,000	134,041
Norfolk Southern Corp. (a)	6,300	690,543
Seino Holdings Co., Ltd.	8,000	80,474
Union Pacific Corp.	8,500	1,012,605
Utoc Corp.	3,700	17,074

		2,986,505

Semiconductors & Semiconductor Equipment—1.6%
Altera Corp. (a)	7,300	269,662
Broadcom Corp. - Class A	44,564	1,930,958
Cirrus Logic, Inc. (a) (b)	3,400	80,138
Intel Corp.	130,238	4,726,337
KLA-Tencor Corp. (a)	1,900	133,608
Kulicke & Soffa Industries, Inc. (b)	900	13,014
Lam Research Corp. (a)	16,646	1,320,694
Linear Technology Corp.	3,300	150,480
Magnachip Semiconductor Corp. (b)	1,675	21,758
Marvell Technology Group, Ltd.	76,413	1,107,988
Maxim Integrated Products, Inc.	8,500	270,895
MediaTek, Inc.	13,000	189,253
Megachips Corp.	1,300	15,390
Microchip Technology, Inc. (a)	2,500	112,775
Novatek Microelectronics Corp.	24,000	134,262
Radiant Opto-Electronics Corp.	21,000	66,606
Realtek Semiconductor Corp.	22,000	72,899
Shindengen Electric Manufacturing Co., Ltd.	8,000	46,014
Texas Instruments, Inc. (a)	59,735	3,193,732
Xilinx, Inc.	36,359	1,573,981

		15,430,444

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Software—1.9%
Babylon, Ltd.	3,842	$1,818
CA, Inc.	57,365	1,746,764
Check Point Software Technologies, Ltd. (b)	3,100	243,567
Constellation Software, Inc.	500	148,666
Ebix, Inc. (a)	2,700	45,873
Electronic Arts, Inc. (b)	30,670	1,441,950
GungHo Online Entertainment, Inc. (a) (b)	13,100	47,754
Intuit, Inc.	21,396	1,972,497
Micro Focus International plc	4,882	81,721
Microsoft Corp.	128,335	5,961,161
Nemetschek AG	254	25,787
NetScout Systems, Inc. (a) (b)	2,100	76,734
Nexon Co., Ltd.	10,800	100,702
Nuance Communications, Inc. (a) (b)	56,935	812,462
Open Text Corp.	1,800	104,750
Oracle Corp.	40,000	1,798,800
Qualys, Inc. (a) (b)	1,400	52,850
Sage Group plc (The)	34,373	247,877
SAP SE	9,413	665,551
Software AG	1,757	42,929
SolarWinds, Inc. (b)	2,000	99,660
Symantec Corp.	62,112	1,593,483
Synopsys, Inc. (b)	17,995	782,243
Take-Two Interactive Software, Inc. (a) (b)	3,300	92,499
Trend Micro, Inc. (b)	4,000	109,439
VMware, Inc. - Class A (a) (b)	1,200	99,024

		18,396,561

Specialty Retail—0.6%
ABC-Mart, Inc. (a)	2,900	140,525
Alpen Co., Ltd. (a)	1,100	15,447
Aoyama Trading Co., Ltd.	1,200	26,328
AutoZone, Inc. (a) (b)	763	472,381
Bed Bath & Beyond, Inc. (a) (b)	4,600	350,382
Best Buy Co., Inc.	5,100	198,798
Buckle, Inc. (The) (a)	1,200	63,024
Cato Corp. (The) - Class A (a)	1,800	75,924
Clas Ohlson AB - B Shares	892	15,418
Dunelm Group plc	4,253	61,008
Fielmann AG	2,010	137,490
Foot Locker, Inc. (a)	3,300	185,394
GameStop Corp. - Class A (a)	3,700	125,060
Gap, Inc. (The) (a)	8,600	362,146
Geo Holdings Corp. (a)	2,800	22,489
Giordano International, Ltd.	20,000	8,867
Guess?, Inc. (a)	4,000	84,320
Hennes & Mauritz AB - B Shares	646	26,797
Home Depot, Inc. (The)	11,900	1,249,143
Lowe’s Cos., Inc.	4,600	316,480
O’Reilly Automotive, Inc. (a) (b)	1,500	288,930
Outerwall, Inc. (a) (b)	700	52,654
PetSmart, Inc.	2,500	203,237
Ross Stores, Inc. (a)	3,900	367,614
Shimachu Co., Ltd.	1,000	24,296
Staples, Inc. (a)	15,300	277,236
TJX Cos., Inc. (The)	6,700	459,486

Specialty Retail—(Continued)
Tractor Supply Co. (a)	1,200	94,584
WH Smith plc	4,386	91,509

		5,796,967

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	74,972	8,275,409
Brother Industries, Ltd.	8,900	161,471
Canon, Inc. (a)	38,800	1,232,361
Chicony Electronics Co., Ltd.	21,000	58,333
Elecom Co., Ltd.	600	11,923
EMC Corp. (a)	122,185	3,633,782
FUJIFILM Holdings Corp.	10,500	316,877
Hewlett-Packard Co. (a)	88,425	3,548,495
Japan Digital Laboratory Co., Ltd.	3,100	41,679
Konica Minolta, Inc. (a)	10,500	113,259
Lexmark International, Inc. - Class A (a)	2,200	90,794
Neopost S.A. (a)	1,422	80,709
NetApp, Inc.	8,800	364,760
Ricoh Co., Ltd.	18,000	182,855
Samsung Electronics Co., Ltd.	210	252,431
Seagate Technology plc (a)	27,120	1,803,480
Toshiba TEC Corp.	7,000	48,234
Western Digital Corp. (a)	22,943	2,539,790
Wincor Nixdorf AG	1,407	68,424

		22,825,066

Textiles, Apparel & Luxury Goods—0.3%
Bijou Brigitte AG	106	6,495
Burberry Group plc	8,261	209,322
Christian Dior S.A.	2,064	352,649
Cie Financiere Richemont S.A.	2,083	184,506
Coach, Inc.	6,910	259,540
Deckers Outdoor Corp. (a) (b)	900	81,936
Fossil Group, Inc. (a) (b)	500	55,370
Hermes International (a)	110	39,223
Hugo Boss AG	1,761	216,205
LVMH Moet Hennessy Louis Vuitton S.A.	1,042	164,776
NIKE, Inc. - Class B	7,000	673,050
Pandora A/S	2,628	213,164
Peak Sport Products Co., Ltd.	74,000	20,444
Ralph Lauren Corp.	1,300	240,708
Steven Madden, Ltd. (b)	1,800	57,294
Swatch Group AG (The)	1,680	145,310
Tod’s S.p.A. (a)	299	25,947
Van de Velde NV	570	26,854

		2,972,793

Thrifts & Mortgage Finance—0.1%
Genworth MI Canada, Inc. (a)	5,800	184,614
New York Community Bancorp, Inc. (a)	23,091	369,456
Washington Federal, Inc. (a)	8,000	177,200

		731,270

Tobacco—0.5%
Altria Group, Inc.	19,000	936,130
British American Tobacco plc	24,303	1,320,476

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Tobacco—(Continued)
Imperial Tobacco Group plc	11,323	$495,870
Japan Tobacco, Inc.	1,300	35,696
Philip Morris International, Inc.	19,907	1,621,425
Reynolds American, Inc.	3,800	244,226
Swedish Match AB	5,366	167,371

		4,821,194

Trading Companies & Distributors—0.2%
Inaba Denki Sangyo Co., Ltd.	2,100	68,045
Indutrade AB	687	27,302
ITOCHU Corp.	51,000	545,275
Kanematsu Corp.	36,000	51,151
Kuroda Electric Co., Ltd. (a)	3,200	44,243
Marubeni Corp.	67,000	401,617
Mitsui & Co., Ltd.	19,900	266,027
MSC Industrial Direct Co., Inc. - Class A (a)	1,100	89,375
Wakita & Co., Ltd.	4,000	37,674
WW Grainger, Inc. (a)	1,100	280,379
Yamazen Corp.	1,300	9,194

		1,820,282

Transportation Infrastructure—0.0%
Autostrada Torino-Milano S.p.A.	4,303	49,670
Hopewell Highway Infrastructure, Ltd. (a)	1,325	664
Westshore Terminals Investment Corp.	1,300	35,393

		85,727

Water Utilities—0.0%
American States Water Co. (a)	3,971	149,548
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	10,100	63,529
Guangdong Investment, Ltd.	112,000	145,445

		358,522

Wireless Telecommunication Services—0.3%
Advanced Info Service PCL (NVDR)	16,600	126,409
China Mobile, Ltd.	10,000	117,736
DiGi.Com Bhd	30,500	53,641
Drillisch AG	3,093	110,673
KDDI Corp.	10,300	644,473
Millicom International Cellular S.A.	5,517	410,304
Mobile Telesystems OJSC (ADR)	7,700	55,286
MTN Group, Ltd.	10,376	196,903
NTT DoCoMo, Inc.	16,400	240,066
Rogers Communications, Inc. - Class B	16,300	633,733
Vodacom Group, Ltd. (a)	19,828	218,971
Vodafone Group plc	42,056	144,103

		2,952,298

Total Common Stocks (Cost $332,848,542)		353,531,317

Corporate Bonds & Notes—23.4%
Security Description	Principal Amount*	Value

Advertising—0.2%
Omnicom Group, Inc. 4.450%, 08/15/20	1,855,000	1,995,275
5.900%, 04/15/16	210,000	222,248

		2,217,523

Agriculture—0.3%
Altria Group, Inc. 4.750%, 05/05/21	660,000	729,974
10.200%, 02/06/39	304,000	529,307
Philip Morris International, Inc. 6.375%, 05/16/38	645,000	824,671
Reynolds American, Inc. 4.750%, 11/01/42 (a)	145,000	140,730
6.150%, 09/15/43	230,000	266,724
7.250%, 06/15/37	170,000	218,362

		2,709,768

Auto Parts & Equipment—0.1%
Delphi Corp. 4.150%, 03/15/24	560,000	578,865

Banks—6.8%
Abbey National Treasury Services plc 3.050%, 08/23/18	355,000	367,538
American Express Bank FSB 6.000%, 09/13/17	1,055,000	1,176,074
Bank of America Corp. 1.125%, 04/01/19 (c)	1,225,000	1,227,027
3.300%, 01/11/23	2,295,000	2,295,177
4.200%, 08/26/24	875,000	891,384
5.000%, 01/21/44	1,100,000	1,231,807
5.625%, 07/01/20	2,345,000	2,669,994
Bank of Montreal 1.950%, 01/30/17 (144A)	310,000	315,235
Bank of Nova Scotia 1.950%, 01/30/17 (144A)	1,120,000	1,136,968
Barclays Bank plc 5.140%, 10/14/20	2,870,000	3,086,653
BBVA Banco Continental S.A. 3.250%, 04/08/18 (144A) (a)	330,000	333,508
BNP Paribas S.A. 2.375%, 09/14/17	625,000	635,690
BPCE S.A. 2.500%, 12/10/18	1,580,000	1,601,540
4.500%, 03/15/25 (144A)	1,060,000	1,035,755
5.700%, 10/22/23 (144A)	535,000	574,465
Capital One N.A. 2.950%, 07/23/21	860,000	854,619
Citigroup, Inc. 3.375%, 03/01/23	550,000	554,919
4.300%, 11/20/26	3,415,000	3,407,350
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.250%, 01/14/19	395,000	397,942
3.875%, 02/08/22	700,000	744,643
3.950%, 11/09/22	250,000	254,657

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
First Republic Bank 2.375%, 06/17/19	880,000	$884,146
Goldman Sachs Group, Inc. (The) 1.836%, 11/29/23 (c)	1,070,000	1,099,307
3.625%, 01/22/23	3,070,000	3,108,750
4.800%, 07/08/44	850,000	910,416
5.250%, 07/27/21	1,460,000	1,647,847
5.750%, 01/24/22	2,000,000	2,313,574
6.750%, 10/01/37	495,000	622,401
HSBC Holdings plc 4.000%, 03/30/22 (a)	1,770,000	1,883,804
4.875%, 01/14/22	1,555,000	1,733,279
5.250%, 03/14/44	570,000	638,488
JPMorgan Chase & Co. 3.700%, 01/20/15	460,000	460,771
3.875%, 09/10/24	5,620,000	5,624,783
Lloyds Bank plc 2.300%, 11/27/18	295,000	297,787
Morgan Stanley 3.700%, 10/23/24	1,220,000	1,236,616
3.750%, 02/25/23	1,840,000	1,887,511
4.350%, 09/08/26	950,000	955,676
5.500%, 01/26/20	755,000	849,472
6.625%, 04/01/18	400,000	455,614
Royal Bank of Scotland Group plc (The) 1.875%, 03/31/17	1,670,000	1,668,677
5.625%, 08/24/20 (a)	1,430,000	1,628,338
6.125%, 01/11/21	20,000	23,568
Societe Generale S.A. 2.750%, 10/12/17	415,000	425,161
5.000%, 01/17/24 (144A)	2,150,000	2,161,784
Sparebank 1 Boligkreditt A/S 2.300%, 06/30/17 (144A)	1,500,000	1,538,163
Standard Chartered plc 3.950%, 01/11/23 (144A)	205,000	197,833
5.700%, 03/26/44 (144A)	1,130,000	1,175,418
Swedbank Hypotek AB 2.375%, 04/05/17 (144A)	200,000	205,273
Toronto-Dominion Bank (The) 1.500%, 03/13/17 (144A)	3,060,000	3,083,645
UBS AG 2.250%, 03/30/17 (144A)	1,700,000	1,738,104

		65,249,151

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	915,000	860,202

Biotechnology—0.5%
Amgen, Inc. 3.875%, 11/15/21	955,000	1,008,971
4.500%, 03/15/20	900,000	982,962
5.750%, 03/15/40 (a)	605,000	723,836
Gilead Sciences, Inc. 4.500%, 04/01/21	1,180,000	1,310,854
4.500%, 02/01/45	1,005,000	1,074,143

		5,100,766

Chemicals—0.3%
Eastman Chemical Co. 4.800%, 09/01/42	660,000	667,434
LYB International Finance B.V. 4.875%, 03/15/44	180,000	185,178
5.250%, 07/15/43	740,000	804,118
Monsanto Co. 4.700%, 07/15/64	720,000	754,938
Mosaic Co. (The) 3.750%, 11/15/21	255,000	265,404
4.875%, 11/15/41	335,000	344,103

		3,021,175

Commercial Services—0.1%
UBM plc 5.750%, 11/03/20 (144A)	630,000	687,243

Computers—0.3%
Apple, Inc. 2.400%, 05/03/23	935,000	908,817
International Business Machines Corp. 7.625%, 10/15/18	1,785,000	2,152,041

		3,060,858

Diversified Financial Services—0.9%
American Express Credit Corp. 0.505%, 06/05/17 (c)	1,400,000	1,397,603
Capital One Bank USA N.A. 1.300%, 06/05/17	740,000	733,633
Ford Motor Credit Co. LLC 4.375%, 08/06/23 (a)	2,400,000	2,565,708
General Electric Capital Corp. 5.300%, 02/11/21	400,000	456,795
HSBC Finance Corp. 6.676%, 01/15/21	1,220,000	1,447,476
Jefferies Group LLC 5.125%, 01/20/23	1,050,000	1,067,344
Navient Corp. 6.000%, 01/25/17	700,000	733,250

		8,401,809

Electric—1.4%
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	451,533
CMS Energy Corp. 4.875%, 03/01/44	400,000	437,601
Delmarva Power & Light Co. 3.500%, 11/15/23	1,480,000	1,540,380
Dominion Resources, Inc. 4.050%, 09/15/42 (a)	600,000	585,267
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	586,999
Duke Energy Florida, Inc. 6.400%, 06/15/38	1,925,000	2,661,569
Electricite de France S.A. 6.500%, 01/26/19 (144A)	180,000	210,683

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Georgia Power Co. 4.300%, 03/15/42 (a)	545,000	$572,338
Nisource Finance Corp. 4.800%, 02/15/44	230,000	245,052
6.125%, 03/01/22	830,000	983,850
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	720,018
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,234,295
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	1,121,367
5.500%, 03/15/40	335,000	423,896
Southern Power Co. 5.250%, 07/15/43	670,000	772,147
Virginia Electric & Power Co. 4.000%, 01/15/43	930,000	943,284

		13,490,279

Electronics—0.0%
Honeywell International, Inc. 5.700%, 03/15/37 (a)	240,000	309,062

Environmental Control—0.1%
Republic Services, Inc. 5.250%, 11/15/21	415,000	469,898

Food—0.5%
ConAgra Foods, Inc. 1.900%, 01/25/18	1,900,000	1,887,342
Kraft Foods Group, Inc. 5.000%, 06/04/42	580,000	638,466
Kroger Co. (The) 5.000%, 04/15/42	260,000	283,278
5.150%, 08/01/43	625,000	711,592
Sysco Corp. 4.500%, 10/02/44 (a)	1,025,000	1,111,791
Tyson Foods, Inc. 5.150%, 08/15/44	310,000	348,184

		4,980,653

Forest Products & Paper—0.0%
International Paper Co. 7.300%, 11/15/39	210,000	278,441

Gas—0.1%
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	480,000	488,400

Healthcare-Products—0.4%
Becton Dickinson and Co. 4.685%, 12/15/44	700,000	753,873
Boston Scientific Corp. 2.650%, 10/01/18	940,000	941,106
Medtronic, Inc. 4.625%, 03/15/45 (144A)	2,121,000	2,299,143

		3,994,122

Healthcare-Services—0.4%
Aetna, Inc. 4.500%, 05/15/42	75,000	79,404
Anthem, Inc. 4.650%, 01/15/43	3,135,000	3,262,786
Humana, Inc. 7.200%, 06/15/18	95,000	110,978
UnitedHealth Group, Inc. 6.500%, 06/15/37	285,000	381,895

		3,835,063

Holding Companies-Diversified—0.1%
Leucadia National Corp. 5.500%, 10/18/23	675,000	691,282

Insurance—1.6%
American International Group, Inc. 6.400%, 12/15/20	1,150,000	1,371,341
Aon plc 4.600%, 06/14/44	1,265,000	1,313,666
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	457,124
CNA Financial Corp. 5.750%, 08/15/21	400,000	455,864
Genworth Holdings, Inc. 4.800%, 02/15/24	590,000	478,270
4.900%, 08/15/23	1,650,000	1,329,400
Hartford Financial Services Group, Inc. 6.625%, 03/30/40	945,000	1,272,191
Liberty Mutual Group, Inc. 4.850%, 08/01/44 (144A)	660,000	670,873
5.000%, 06/01/21 (144A)	120,000	130,716
6.500%, 05/01/42 (144A)	960,000	1,173,920
Lincoln National Corp. 4.850%, 06/24/21	390,000	429,619
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	720,000	800,222
Pacific LifeCorp 5.125%, 01/30/43 (144A)	240,000	263,947
Prudential Financial, Inc. 5.800%, 11/16/41	1,105,000	1,338,254
Swiss Re Treasury U.S. Corp. 2.875%, 12/06/22 (144A)	260,000	255,201
4.250%, 12/06/42 (144A) (a)	415,000	430,020
Trinity Acquisition plc 6.125%, 08/15/43	705,000	807,779
Voya Financial, Inc. 5.500%, 07/15/22	1,560,000	1,762,201
Willis Group Holdings plc 5.750%, 03/15/21	210,000	234,553
XLIT, Ltd. 5.750%, 10/01/21	300,000	348,498

		15,323,659

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.1%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	670,000	$653,759

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp. 7.150%, 02/15/19	300,000	358,890

Media—0.8%
21st Century Fox America, Inc. 4.500%, 02/15/21	320,000	350,268
Comcast Corp. 4.500%, 01/15/43	825,000	878,878
4.750%, 03/01/44	280,000	312,030
6.300%, 11/15/17	520,000	588,929
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	350,000	356,604
5.150%, 03/15/42	1,675,000	1,730,878
NBCUniversal Media LLC 4.375%, 04/01/21	1,990,000	2,188,596
Viacom, Inc. 5.850%, 09/01/43	1,050,000	1,167,675

		7,573,858

Mining—0.8%
Barrick North America Finance LLC 4.400%, 05/30/21	655,000	661,387
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	585,000	663,110
Corp. Nacional del Cobre de Chile 4.875%, 11/04/44 ( 144A)	390,000	396,109
Freeport-McMoRan, Inc. 2.375%, 03/15/18	2,160,000	2,136,251
3.550%, 03/01/22	1,020,000	964,013
Rio Tinto Finance USA plc 2.250%, 12/14/18	1,150,000	1,152,319
3.500%, 03/22/22	530,000	529,852
Rio Tinto Finance USA, Ltd. 9.000%, 05/01/19 (a)	510,000	645,233

		7,148,274

Miscellaneous Manufacturing—0.3%
General Electric Co. 4.125%, 10/09/42	215,000	222,570
4.500%, 03/11/44	1,555,000	1,709,290
Ingersoll-Rand Luxembourg Finance S.A. 4.650%, 11/01/44	755,000	767,655

		2,699,515

Office/Business Equipment—0.0%
Xerox Corp. 4.250%, 02/15/15	260,000	261,027

Oil & Gas—1.9%
Canadian Natural Resources, Ltd. 5.700%, 05/15/17	1,490,000	1,615,227
Chevron Corp. 3.191%, 06/24/23	450,000	458,402
CNOOC Curtis Funding No. 1 Pty, Ltd. 4.500%, 10/03/23 (144A)	590,000	620,195
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	485,000	459,007
Ecopetrol S.A. 5.875%, 05/28/45	575,000	531,875
Ensco plc 4.700%, 03/15/21	1,525,000	1,531,910
5.750%, 10/01/44	855,000	857,880
Hess Corp. 5.600%, 02/15/41 (a)	720,000	772,075
Marathon Petroleum Corp. 5.000%, 09/15/54	1,145,000	1,078,209
5.125%, 03/01/21	830,000	907,221
Noble Energy, Inc. 4.150%, 12/15/21	880,000	897,337
6.000%, 03/01/41	350,000	384,663
Petroleos Mexicanos 6.375%, 01/23/45	1,290,000	1,460,925
Phillips 66 4.875%, 11/15/44	1,200,000	1,228,255
Rowan Cos., Inc. 5.400%, 12/01/42	695,000	605,444
5.850%, 01/15/44	580,000	534,897
Shell International Finance B.V. 2.375%, 08/21/22	700,000	680,920
Suncor Energy, Inc. 6.100%, 06/01/18	800,000	897,367
6.850%, 06/01/39	520,000	663,792
Total Capital S.A. 2.300%, 03/15/16	400,000	407,145
Valero Energy Corp. 6.625%, 06/15/37	905,000	1,068,496

		17,661,242

Oil & Gas Services—0.1%
Weatherford International, Ltd. 5.950%, 04/15/42	1,585,000	1,342,061

Pharmaceuticals—0.6%
AbbVie, Inc. 1.200%, 11/06/15	460,000	461,352
2.900%, 11/06/22	625,000	615,329
Actavis Funding SCS 4.850%, 06/15/44	1,190,000	1,207,536
Express Scripts Holding Co. 4.750%, 11/15/21	880,000	971,127
6.125%, 11/15/41	1,025,000	1,291,393
Wyeth LLC 5.950%, 04/01/37	950,000	1,218,525

		5,765,262

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—1.1%
Buckeye Partners L.P. 5.600%, 10/15/44	880,000	$843,546
Energy Transfer Partners L.P. 4.150%, 10/01/20	1,575,000	1,614,658
5.150%, 02/01/43	1,200,000	1,187,552
Enterprise Products Operating LLC 3.350%, 03/15/23	440,000	435,200
4.950%, 10/15/54	265,000	271,238
6.450%, 09/01/40	1,300,000	1,604,303
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	540,000	513,199
Kinder Morgan, Inc. 5.550%, 06/01/45	915,000	937,170
ONEOK Partners L.P. 6.125%, 02/01/41 (a)	550,000	591,645
8.625%, 03/01/19	145,000	175,207
Plains All American Pipeline L.P. / PAA Finance Corp. 4.300%, 01/31/43	305,000	287,189
Williams Cos., Inc. (The) 4.550%, 06/24/24	360,000	334,793
Williams Partners L.P. 3.350%, 08/15/22	420,000	401,198
5.250%, 03/15/20	1,060,000	1,150,660
5.400%, 03/04/44	555,000	543,344

		10,890,902

Real Estate—0.2%
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	845,000	843,543
Deutsche Annington Finance B.V. 3.200%, 10/02/17 (144A)	735,000	752,034

		1,595,577

Real Estate Investment Trusts—0.5%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23 (a)	410,000	411,325
4.500%, 07/30/29 (a)	840,000	860,188
Boston Properties L.P. 3.125%, 09/01/23 (a)	215,000	209,934
ERP Operating L.P. 4.625%, 12/15/21	940,000	1,028,369
Health Care REIT, Inc. 4.125%, 04/01/19	1,395,000	1,483,436
Omega Healthcare Investors, Inc. 4.950%, 04/01/24	1,035,000	1,077,062

		5,070,314

Retail—1.0%
AutoZone, Inc. 2.875%, 01/15/23	880,000	846,953
CVS Health Corp. 2.250%, 12/05/18 (a)	2,445,000	2,466,890

Retail—(Continued)
Home Depot, Inc. (The)
4.400%, 04/01/21	700,000	778,735
5.950%, 04/01/41	990,000	1,293,015
Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	790,000	767,156
5.125%, 01/15/42	450,000	487,756
Signet UK Finance plc 4.700%, 06/15/24	740,000	714,045
Wal-Mart Stores, Inc. 3.625%, 07/08/20	1,480,000	1,580,426
Yum! Brands, Inc. 6.250%, 03/15/18	268,000	299,832

		9,234,808

Software—0.3%
Microsoft Corp. 2.125%, 11/15/22	525,000	509,419
Oracle Corp. 2.500%, 10/15/22	1,770,000	1,724,150
3.400%, 07/08/24	831,000	849,342

		3,082,911

Telecommunications—1.1%
Cisco Systems, Inc. 5.500%, 01/15/40	1,475,000	1,797,403
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	1,550,000	1,574,482
Verizon Communications, Inc. 0.636%, 06/09/17 (c)	1,035,000	1,032,962
2.450%, 11/01/22	820,000	769,373
5.012%, 08/21/54 (144A)	2,404,000	2,487,056
6.550%, 09/15/43	2,397,000	3,070,914

		10,732,190

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	1,295,000	1,358,577
Canadian Pacific Railway, Ltd. 5.750%, 01/15/42	395,000	506,574
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	456,949
Union Pacific Corp. 3.646%, 02/15/24	360,000	381,027
4.850%, 06/15/44	835,000	958,290

		3,661,417

Total Corporate Bonds & Notes (Cost $218,939,390)		223,480,226

Investment Company Securities—17.1%
BB Biotech AG (b)	769	181,950
Consumer Discretionary Select Sector SPDR Fund (a)	675,872	48,764,165
iShares Core S&P 500 ETF (a)	341,348	70,624,901

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Investment Company Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value
iShares Gold Trust (b)	2,510,179	$28,716,448
Vanguard Total Stock Market ETF	142,500	15,105,000

Total Investment Company Securities (Cost $144,894,179)		163,392,464

U.S. Treasury & Government Agencies—1.1%

U.S. Treasury—1.1%
U.S. Treasury Bond 3.125%, 08/15/44 (a)	1,025,000	1,103,476
U.S. Treasury Notes 0.375%, 10/31/16	3,000,000	2,987,577
0.875%, 05/15/17	2,485,000	2,486,359
0.875%, 11/15/17 (a)	3,000,000	2,985,702
1.500%, 11/30/19 (a)	145,000	144,083
2.250%, 11/15/24 (a)	560,000	563,763

Total U.S. Treasury & Government Agencies (Cost $10,255,890)		10,270,960

Foreign Government—0.1%

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18 (Cost $1,213,457)	1,215,000	1,217,189

Preferred Stocks—0.0%

Independent Power and Renewable Electricity Producers—0.0%
AES Tiete S.A.	2,000	13,658

Metals & Mining—0.0%
Vale S.A.	12,300	89,253

Total Preferred Stocks (Cost $164,684)		102,911

Rights—0.0%

Banks—0.0%
Banco Bilbao Vizcaya Argentaria S.A., Expires 01/07/15 (a) (b)	10,273	982

Media—0.0%
Liberty Broadband Corp., Expires 01/09/15 (b)	456	4,332

Total Rights (Cost $1,005)		5,314

Short-Term Investments—32.8%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—14.3%
State Street Navigator Securities Lending MET Portfolio (d)	136,527,781	$136,527,781

Repurchase Agreement—18.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $177,544,594 on 01/02/15, collateralized by $183,665,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $181,100,302.	177,544,594	177,544,594

Total Short-Term Investments (Cost $314,072,375)		314,072,375

Total Investments—111.5% (Cost $1,022,389,522) (e)		1,066,072,756
Other assets and liabilities (net)—(11.5)%		(109,628,962)

Net Assets—100.0%		$956,443,794

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $137,308,695 and the collateral received consisted of cash in the amount of $136,527,781 and non-cash collateral with a value of $5,202,019. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,025,252,941. The aggregate unrealized appreciation and depreciation of investments were $58,299,236 and $(17,479,421), respectively, resulting in net unrealized appreciation of $40,819,815 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $26,589,932, which is 2.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(NVDR)—	Non-Voting Depository Receipts

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	9,512,000	HSBC Bank plc	03/26/15	USD	7,752,886	$(32,180)
CHF	9,467,000	State Street Bank and Trust	03/26/15	USD	9,808,679	(272,086)
EUR	7,252,000	State Street Bank and Trust	03/26/15	USD	9,020,212	(238,546)
INR	1,123,300,000	Citibank N.A.	03/26/15	USD	17,418,204	79,511
JPY	953,221,000	State Street Bank and Trust	03/26/15	USD	8,042,458	(78,535)
SEK	24,770,000	HSBC Bank plc	03/26/15	USD	3,256,506	(78,113)

Contracts to Deliver
CAD	8,627,000	HSBC Bank plc	03/26/15	USD	7,421,601	9,752
GBP	1,396,000	HSBC Bank plc	03/26/15	USD	2,191,587	17,181
GBP	1,451,000	State Street Bank and Trust	03/26/15	USD	2,269,736	9,662
JPY	141,900,000	State Street Bank and Trust	03/26/15	USD	1,198,854	13,315
SGD	48,772,000	Standard Chartered Bank	03/26/15	USD	37,128,502	358,643

Cross Currency Contracts to Buy
JPY	943,027,000	Deutsche Bank AG	03/26/15	EUR	6,397,217	132,171

Net Unrealized Depreciation						$(79,225)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Bond Futures	03/20/15	182	CAD	25,107,647	$88,649
Euro Stoxx 50 Index Futures	03/20/15	653	EUR	19,884,631	694,398
FTSE 100 Index Futures	03/20/15	86	GBP	5,311,931	463,558
MSCI Taiwan Index Futures	01/29/15	346	USD	11,734,095	137,165
Nikkei 225 Index Futures	03/12/15	286	JPY	5,147,279,280	(1,307,223)
S&P 500 E-Mini Index Futures	03/20/15	529	USD	52,667,499	1,618,481
S&P TSX 60 Index Futures	03/19/15	75	CAD	11,950,598	708,730
U.S. Treasury Note 2 Year Futures	03/31/15	63	USD	13,796,121	(24,715)
U.S. Treasury Ultra Long Bond Futures	03/20/15	275	USD	43,421,310	2,005,253
United Kingdom Long Gilt Bond Futures	03/27/15	136	GBP	16,062,752	301,321

Futures Contracts—Short
MSCI Emerging Market Mini Futures	03/20/15	(471)	USD	(21,360,911)	(1,192,924)
Russell 2000 Mini Index Futures	03/20/15	(328)	USD	(37,314,009)	(2,068,951)
U.S. Treasury Note 10 Year Futures	03/20/15	(229)	USD	(28,997,411)	(39,074)
U.S. Treasury Note 5 Year Futures	03/31/15	(527)	USD	(62,824,335)	148,389
U.S. Treasury Ultra Long Bond Futures	03/20/15	(102)	USD	(16,259,603)	(589,522)

Net Unrealized Appreciation					$943,535

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.430%	01/23/25	USD	277,000,000	$3,661,912
Pay	3-Month USD-LIBOR	2.372%	01/23/25	USD	10,000,000	78,774

Total						$3,740,686

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,619,994	$850,957	$—	$6,470,951
Air Freight & Logistics	1,122,185	399,191	—	1,521,376
Airlines	248,736	847,266	—	1,096,002
Auto Components	1,093,273	2,978,486	—	4,071,759
Automobiles	77,500	2,303,387	—	2,380,887
Banks	16,245,433	14,192,118	—	30,437,551
Beverages	3,144,205	1,332,287	—	4,476,492
Biotechnology	4,477,870	612,598	—	5,090,468
Building Products	—	270,426	—	270,426
Capital Markets	4,033,539	1,982,712	—	6,016,251
Chemicals	3,712,505	2,715,688	—	6,428,193
Commercial Services & Supplies	2,109,293	1,167,949	—	3,277,242
Communications Equipment	7,760,529	562,510	—	8,323,039
Construction & Engineering	176,146	1,214,542	—	1,390,688

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Construction Materials	$—	$247,043	$—	$247,043
Consumer Finance	2,162,638	—	—	2,162,638
Containers & Packaging	799,107	107,327	—	906,434
Distributors	149,198	96,330	—	245,528
Diversified Consumer Services	11,061	67,422	—	78,483
Diversified Financial Services	683,487	2,382,836	—	3,066,323
Diversified Telecommunication Services	5,040,099	5,606,461	—	10,646,560
Electric	32,802	—	—	32,802
Electric Utilities	1,277,500	3,047,688	—	4,325,188
Electrical Equipment	1,901,290	1,463,139	—	3,364,429
Electronic Equipment, Instruments & Components	4,019,395	1,127,674	—	5,147,069
Energy Equipment & Services	2,454,487	851,231	—	3,305,718
Food & Staples Retailing	2,992,540	2,737,870	—	5,730,410
Food Products	3,042,921	4,987,397	—	8,030,318
Gas Utilities	—	216,757	—	216,757
Health Care Equipment & Supplies	5,458,137	1,059,073	—	6,517,210
Health Care Providers & Services	4,888,927	426,163	—	5,315,090
Health Care Technology	270,307	—	—	270,307
Hotels, Restaurants & Leisure	1,553,068	947,085	—	2,500,153
Household Durables	680,493	838,427	—	1,518,920
Household Products	5,313,234	1,072,446	—	6,385,680
Industrial Conglomerates	3,332,330	920,017	—	4,252,347
Insurance	9,368,613	6,802,209	—	16,170,822
Internet & Catalog Retail	1,433,608	—	—	1,433,608
Internet Software & Services	6,316,703	289,648	—	6,606,351
IT Services	14,470,796	431,626	—	14,902,422
Leisure Products	523,583	98,815	—	622,398
Life Sciences Tools & Services	770,412	96,738	—	867,150
Machinery	5,265,270	3,572,731	—	8,838,001
Marine	—	689,023	—	689,023
Media	6,592,014	3,266,915	—	9,858,929
Metals & Mining	879,978	4,097,002	—	4,976,980
Multi-Utilities	—	955,383	—	955,383
Multiline Retail	316,861	379,338	—	696,199
Oil, Gas & Consumable Fuels	14,363,111	8,183,830	—	22,546,941
Paper & Forest Products	420,800	132,779	—	553,579
Personal Products	41,036	170,607	—	211,643
Pharmaceuticals	11,030,391	12,102,421	—	23,132,812
Professional Services	681,879	947,731	—	1,629,610
Real Estate Investment Trusts	596,154	770,672	—	1,366,826
Real Estate Management & Development	—	2,778,279	—	2,778,279
Road & Rail	2,325,752	660,753	—	2,986,505
Semiconductors & Semiconductor Equipment	14,906,020	524,424	—	15,430,444
Software	17,072,983	1,323,578	—	18,396,561
Specialty Retail	5,226,793	570,174	—	5,796,967
Technology Hardware, Storage & Peripherals	20,256,510	2,568,556	—	22,825,066
Textiles, Apparel & Luxury Goods	1,367,898	1,604,895	—	2,972,793
Thrifts & Mortgage Finance	731,270	—	—	731,270
Tobacco	2,801,781	2,019,413	—	4,821,194
Trading Companies & Distributors	369,754	1,450,528	—	1,820,282
Transportation Infrastructure	35,393	50,334	—	85,727
Water Utilities	213,077	145,445	—	358,522
Wireless Telecommunication Services	689,019	2,263,279	—	2,952,298
Total Common Stocks	234,951,688	118,579,629	—	353,531,317
Total Corporate Bonds & Notes*	—	223,480,226	—	223,480,226
Total Investment Company Securities	163,210,514	181,950	—	163,392,464
Total U.S. Treasury & Government Agencies*	—	10,270,960	—	10,270,960

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2014

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,217,189	$—	$1,217,189
Total Preferred Stocks*	—	102,911	—	102,911
Total Rights*	5,314	—	—	5,314
Short-Term Investments
Mutual Fund	136,527,781	—	—	136,527,781
Repurchase Agreement	—	177,544,594	—	177,544,594
Total Short-Term Investments	136,527,781	177,544,594	—	314,072,375
Total Investments	$534,695,297	$531,377,459	$—	$1,066,072,756

Collateral for Securities Loaned (Liability)	$—	$(136,527,781)	$—	$(136,527,781)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$620,235	$—	$620,235
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(699,460)	—	(699,460)
Total Forward Contracts	$—	$(79,225)	$—	$(79,225)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,165,944	$—	$—	$6,165,944
Futures Contracts (Unrealized Depreciation)	(5,222,409)	—	—	(5,222,409)
Total Futures Contracts	$943,535	$—	$—	$943,535
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,740,686	$—	$3,740,686

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$888,528,162
Repurchase Agreement	177,544,594
Cash	8,101,691
Cash denominated in foreign currencies (c)	2,568,051
Cash collateral (d)	23,907,276
Unrealized appreciation on forward foreign currency exchange contracts	620,235
Receivable for:
Investments sold	306,492
Fund shares sold	66,001
Dividends and interest	3,209,045
Variation margin on swap contracts	239,577
Prepaid expenses	2,353

Total Assets	1,105,093,477
Liabilities
Cash collateral for centrally cleared swap contracts	66,928
Unrealized depreciation on forward foreign currency exchange contracts	699,460
Collateral for securities loaned	136,527,781
Payables for:
Investments purchased	9,914,232
Fund shares redeemed	123,163
Variation margin on futures contracts	289,847
Foreign taxes	8,143
Accrued Expenses:
Management fees	522,364
Distribution and service fees	203,096
Deferred trustees’ fees	42,155
Other expenses	252,514

Total Liabilities	148,649,683

Net Assets	$956,443,794

Net Assets Consist of:
Paid in surplus	$870,083,896
Undistributed net investment income	10,608,492
Accumulated net realized gain	27,558,071
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions (e)	48,193,335

Net Assets	$956,443,794

Net Assets
Class B	$956,443,794
Capital Shares Outstanding*
Class B	80,802,665
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $844,844,928.
(b)	Includes securities loaned at value of $137,308,695.
(c)	Identified cost of cash denominated in foreign currencies was $2,645,497.
(d)	Includes collateral of $9,772,835 for futures contracts and $14,134,441 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $8,143.

Consolidated§ Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$12,525,052
Interest	8,111,300
Securities lending income	82,723

Total investment income	20,719,075
Expenses
Management fees	5,834,523
Administration fees	69,685
Custodian and accounting fees	518,261
Distribution and service fees—Class B	2,263,920
Audit and tax services	82,431
Legal	38,281
Trustees’ fees and expenses	43,761
Shareholder reporting	74,128
Insurance	4,899
Miscellaneous	44,989

Total expenses	8,974,878

Net Investment Income	11,744,197

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	23,779,943
Futures contracts	14,841,791
Swap contracts	4,460,493
Foreign currency transactions	(8,015,337)

Net realized gain	35,066,890

Net change in unrealized appreciation (depreciation) on:
Investments (b)	6,839,398
Futures contracts	(6,265,281)
Swap contracts	19,871,207
Foreign currency transactions	(735,999)

Net change in unrealized appreciation	19,709,325

Net realized and unrealized gain	54,776,215

Net Increase in Net Assets From Operations	$66,520,412

(a)	Net of foreign withholding taxes of $423,603.
(b)	Includes change in foreign capital gains tax of $(5,870).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,744,197	$6,766,851
Net realized gain	35,066,890	28,918,724
Net change in unrealized appreciation	19,709,325	24,870,211

Increase in net assets from operations	66,520,412	60,555,786

From Distributions to Shareholders
Net investment income
Class B	(11,797,788)	(47,807)
Net realized capital gains
Class B	(32,257,243)	(2,055,699)

Total distributions	(44,055,031)	(2,103,506)

Increase in net assets from capital share transactions	110,319,726	429,934,201

Total increase in net assets	132,785,107	488,386,481

Net Assets
Beginning of period	823,658,687	335,272,206

End of period	$956,443,794	$823,658,687

Undistributed net investment income
End of period	$10,608,492	$10,752,139

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	10,163,463	$118,160,917	42,593,407	$465,768,499
Reinvestments	3,944,049	44,055,031	192,806	2,103,506
Redemptions	(4,463,590)	(51,896,222)	(3,400,442)	(37,937,804)

Net increase	9,643,922	$110,319,726	39,385,771	$429,934,201

Increase derived from capital shares transactions		$110,319,726		$429,934,201

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.12		0.14
Net realized and unrealized gain on investments	0.71	0.94		0.67

Total from investment operations	0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.16)	(0.00	) (c)	(0.08)
Distributions from net realized capital gains	(0.43)	(0.04)		(0.18)

Total distributions	(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$11.84	$11.57		$10.55

Total Return (%) (d)	7.74	10.11	(f)	8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.02		1.24	(g)
Net ratio of expenses to average net assets (%)	0.99	1.02	(h)	1.10	(g)(h)
Ratio of net investment income to average net assets (%)	1.30	1.10		1.96	(g)
Portfolio turnover rate (%)	85	94		132	(e)
Net assets, end of period (in millions)	$956.4	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Assets at December 31, 2014
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$28,722,311	2.6%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the consolidated financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, premium amortization adjustments, swap transactions, Real Estate Investment Trusts (REITs), passive foreign investment companies (PFICs) and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

MIST-30

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $177,544,594, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-31

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

MIST-32

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)*	$3,740,686
	Unrealized appreciation on futures contracts** (a)	2,543,612	Unrealized depreciation on futures contracts** (a)	$653,310
Equity	Unrealized appreciation on futures contracts** (a)	3,622,332	Unrealized depreciation on futures contracts** (a)	4,569,099
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	620,235	Unrealized depreciation on forward foreign currency exchange contracts	699,460

Total		$10,526,865		$5,921,869

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$79,511	$—	$—	$79,511
Deutsche Bank AG	132,171	—	—	132,171
HSBC Bank plc	26,933	(26,933)	—	—
Standard Chartered Bank	358,643	—	—	358,643
State Street Bank and Trust	22,977	(22,977)	—	—

	$620,235	$(49,910)	$—	$570,325

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
HSBC Bank plc	$110,293	$(26,933)	$—	$83,360
State Street Bank and Trust	589,167	(22,977)	—	566,190

	$699,460	$(49,910)	$—	$649,550

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(7,582,150)	$(7,582,150)
Futures contracts	(1,243,429)	16,085,220	—	14,841,791
Swap contracts	6,827,474	(2,366,981)	—	4,460,493

	$5,584,045	$13,718,239	$(7,582,150)	$11,720,134

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(640,307)	$(640,307)
Futures contracts	2,065,222	(8,330,503)	—	(6,265,281)
Swap contracts	20,646,673	(775,466)	—	19,871,207

	$22,711,895	$(9,105,969)	$(640,307)	$12,965,619

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$212,137,924
Futures contracts long	55,779,651
Futures contracts short	(41,024,013)
Swap contracts	290,102,131

‡	Averages are based on activity levels during 2014.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$121,314,817	$592,500,142	$115,004,953	$463,151,358

The Portfolio engaged in security transactions with other accounts managed by Schroder Investment Management North America Inc. that amounted to $94,794 in sales of investments, which are included above.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,834,523	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 28, 2014, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2014, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2014—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$32,481,252	$1,338,595	$11,573,779	$764,911	$44,055,031	$2,103,506

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$25,696,353	$16,253,430	$44,452,270	$—	$86,402,053

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2014, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-38

Met Investors Series Trust

Schroder’s Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroder’s Global Multi-Asset Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Schroders Global Multi-Asset Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the each of the two years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Schroders Global Multi-Asset Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-41

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-42

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MIST-43

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Schroders Global Multi-Asset Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Schroder Investment Management North America, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Blended Index for the one-year and since-inception (beginning April 23, 2012) periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2014 and underperformed its blended benchmark for the same periods. The Board noted that the Portfolio commenced operations on April 23, 2012 and, thus, has limited performance history.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-44

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed By SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 6.14%, 5.81%, and 6.00%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 4.16%.

MARKET ENVIRONMENT / CONDITIONS

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve (the “Fed”) followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (the “ECB”) and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts (“REITs”), precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (the “IMF”) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Government bonds in Japan remained well bid amid concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns, and the prevalence of declining yields outside the U.S. provided additional incentive to buyers of U.S. debt on relative valuation grounds. Furthermore, the still steep U.S. term structure reminded investors that duration risk would provide ample reward if the Fed remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

At the beginning of the third quarter, the ECB unexpectedly cut administered rates. The ECB also announced that an asset-backed securities purchase program and a covered bond purchase program would begin in October. Later in September, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the U.K. brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS. As economic data in the U.S. started to improve in the third quarter, yields started to rise. Yields in the U.K. had also started to rise as economic data has been relatively strong there as well. However, weak Chinese economic data stoked fears of a global slowdown and U.S. Treasuries rallied and yields moved back down below 2.5%. High yield spreads had been relatively well behaved throughout the 2nd quarter, trading around 340 basis points (“bps”) off comparable Treasuries. But in the 3rd quarter, high yield spreads moved out dramatically, ending the quarter approximately 420 bps off.

The 4th quarter began as the 3rd quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth was not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continued to hold large swaths of the region. From September 30th to October 15th, the S&P 500 Index was down 5.5% and the MSCI EAFE Index was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 Index began a dramatic rally and recouped its late September and early October losses. In November, the midterm elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Economic news continued to be strong in the U.S. while Europe and Japan confronted continued weakness. Early in November, ECB President Draghi stated that the ECB would boost its balance sheet back to 2012 levels and would be expanding its balance sheet to push the inflation rate back up towards the stated 2% target. Mr. Draghi continued to hint that the ECB staff was preparing further alternative measures should they be needed. In Japan, Prime Minister Abe dissolved Parliament and scheduled a new round of elections on December 14th. The Japanese economy slipped into its fourth recession in six years. While the central tenets of Abenomics seemed to have been working, the implementation of structural reforms has been harder to implement than many have thought. Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500 Index traded down for the first fortnight of the month, and then rallied into quarter end. Oil was the talk of the commodity complex as prices fell throughout the quarter. Brent oil was down 40% in the

MIST-1

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed By SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

4th quarter and the weakness was blamed on weak global demand, lack of production cuts by OPEC, and expanded production by Russia as Putin tries to blunt the impact of Western sanctions.

For the year, the S&P 500 Index was up 13.69% and the Russell 2000 Index was up a relatively meager 4.89%. International markets struggled, especially when the returns are expressed in U.S. dollar terms. For the year, the MSCI EAFE Index was down 4.90% while the MSCI Emerging Markets Index was down 2.19%. REITs had a stellar year up 32% while other real assets like commodities were down 17.01% as measured by the Bloomberg Commodity Index. Fixed income also generally had positive returns as interest rates around the world moved lower over the course of the year. The Barclays Aggregate Bond Index was up 5.97%. Intermediate Govt/Credit was up 3.13%, high yield was up 2.45%, and TIPS were up 3.64%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Capital markets turned in a wide range of outcomes during 2014. A combination of stable growth and disinflationary trends allowed for strong gains across both U.S. equities as well as U.S. bonds. REITs were a notable outperformer, as they benefited from both lower interest rates and equity market appreciation. The story outside the United States was less robust. Economic growth concerns and uncertainty related to policy action made for tougher sledding in non-U.S. developed and emerging markets. A surging dollar may ultimately prove a benefit for those economies, but for investors allocated to unhedged securities, it created a stiff headwind. The Portfolio delivered solid absolute returns of 6.14% for the year. The positioning from an asset allocation perspective served to add value for the Portfolio but the underlying ETFs held in the Portfolio trailed their respective benchmarks resulting in Portfolio level relative performance which lagged its custom composite benchmark by 26 bps.

From an asset allocation perspective, the largest detractor to Portfolio performance was a persistent overweight allocation to non-U.S. equities. And while non-U.S. equities mostly fared well from a local currency perspective, swift depreciation of the yen, euro, and many emerging market currencies caused U.S. dollar returns to fall into negative territory. Periodic allocations to cash, which did help to diversify duration risk in the Portfolio, did ultimately provide a small drag on returns as well. Additionally, tracking error incurred by the exchange traded funds held in the Portfolio weighed on results. These effects were most pronounced for the international ETFs held in the Portfolio.

The largest contributor to Portfolio performance from an asset allocation perspective was our overweight holding of U.S. equities and our sector positioning therein. U.S. equities were able to deliver strong double-digit returns and our allocations across sectors improved upon that result. While the sector allocations were fluid throughout the year, we did hold relatively persistent allocations in favor of the Health Care and Technology sectors which were standout performers on the year. The Portfolio also held a persistent overweight allocation to REITs which had an outstanding year and gained more than 30%. Lastly, favorable contributions were made by our allocations across fixed income—specifically tilting the Portfolio toward longer duration corporate bonds. The strong bond market rally that prevailed throughout the year, particularly at the long end of the curve, helped to support these assets.

From the perspective of the markets, we believe the economic fundamentals and macro backdrop still look positive, especially closer to home, but we don’t want to ignore the risk aversion signals that have been elevated. The persistent and steady increase in credit spreads is something that has us concerned, in addition to volatility levels across equities and currencies. But importantly, at least part of the increase in volatility has been driven by a pronounced reduction in the price of oil—a development that is hugely positive for the majority of the global economy and markets. In our Portfolios this has meant that we retain a bias in favor of equity, but at magnitudes that are lessened compared with earlier in the year. Across bond markets, we are witnessing extremely low yields but we think the environment is still supportive for bonds. Despite the first-order unattractiveness of lending to the U.S. government for 30 years at a rate of interest of roughly 2.5%—when other major sovereigns such as Germany and Japan can borrow at rates half that high it puts our bond market in a more attractive light. To that end we are comfortable with our overall Portfolio positioning that provides us with diversified sources of credit risk across both equity and bond markets as well as interest rate risk in fixed income.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
SSgA Growth and Income ETF Portfolio
Class A	6.14	9.16	5.90
Class B	5.81	8.87	6.00
Class E	6.00	9.00	5.75
MSCI ACWI (All Country World Index)	4.16	9.17	5.80

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	29.5
Vanguard Total Bond Market ETF	13.0
iShares MSCI EAFE ETF	11.9
SPDR Barclays High Yield Bond ETF	10.0
Vanguard REIT ETF	6.1
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.5
iShares Core MSCI Emerging Markets ETF	2.5
iShares 20+ Year Treasury Bond ETF	2.1
Financial Select Sector SPDR Fund	2.1
Technology Select Sector SPDR Fund	2.0

MIST-3

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.32%	$1,000.00	$1,004.00	$1.62
	Hypothetical*	0.32%	$1,000.00	$1,023.59	$1.63

Class B(a)	Actual	0.57%	$1,000.00	$1,002.40	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class E(a)	Actual	0.47%	$1,000.00	$1,003.20	$2.37
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2014

Investment Company Securities—95.7% of Net Assets

Security Description	Shares	Value
Financial Select Sector SPDR Fund (a) (b)	2,458,962	$60,810,130
Health Care Select Sector SPDR Fund (a) (b)	838,511	57,337,382
iShares 20+ Year Treasury Bond ETF (a)	485,989	61,195,735
iShares Core MSCI Emerging Markets ETF	1,536,821	72,276,692
iShares Core S&P Small-Cap ETF (a)	266,762	30,426,874
iShares Core U.S. Aggregate Bond ETF (a)	274,376	30,214,285
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	876,577	104,672,060
iShares MSCI Canada ETF (a)	1,201,211	34,666,949
iShares MSCI EAFE ETF (a)	5,776,081	351,416,768
iShares TIPS Bond ETF (a)	519,818	58,224,814
SPDR Barclays High Yield Bond ETF (a) (b)	7,658,442	295,692,446
SPDR Dow Jones International Real Estate ETF (a) (b)	1,419,960	59,027,737
SPDR Gold Shares (a) (b) (c)	268,484	30,494,413
SPDR S&P 500 ETF Trust (b)	4,236,323	870,564,376
SPDR S&P International Small Cap ETF (b)	1,892,196	51,789,405
SPDR S&P MidCap 400 ETF Trust (a) (b)	113,342	29,918,888
Technology Select Sector SPDR Fund (a) (b)	1,460,237	60,380,800
Vanguard REIT ETF (a)	2,203,477	178,481,637
Vanguard Total Bond Market ETF	4,667,596	384,469,882

Total Investment Company Securities (Cost $2,548,288,665)		2,822,061,273

Short-Term Investments—26.8%

Mutual Funds—26.8%
AIM STIT-STIC Prime Portfolio	115,192,377	115,192,377
State Street Navigator Securities Lending MET Portfolio (b) (d)	674,829,885	674,829,885

Total Short-Term Investments (Cost $790,022,262)		790,022,262

Total Investments—122.5% (Cost $3,338,310,927) (e)		3,612,083,535
Other assets and liabilities (net)—(22.5)%		(662,921,853)

Net Assets—100.0%		$2,949,161,682

(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $658,162,657 and the collateral received consisted of cash in the amount of $674,829,885 and non-cash collateral with a value of $3,056,876. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $3,347,664,179. The aggregate unrealized appreciation and depreciation of investments were $300,797,690 and $(36,378,334), respectively, resulting in net unrealized appreciation of $264,419,356 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$2,822,061,273	$—	$—	$2,822,061,273
Total Short-Term Investments*	790,022,262	—	—	790,022,262
Total Investments	$3,612,083,535	$—	$—	$3,612,083,535

Collateral for Securities Loaned (Liability)	$—	$(674,829,885)	$—	$(674,829,885)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,421,238,073
Affiliated investments at value (c) (d)	2,190,845,462
Receivable for:
Investments sold	668,151
Fund shares sold	301,767
Dividends and interest	13,574,459
Prepaid expenses	7,828

Total Assets	3,626,635,740
Liabilities
Collateral for securities loaned	674,829,885
Payables for:
Fund shares redeemed	1,091,077
Accrued expenses:
Management fees	768,038
Distribution and service fees	622,137
Administration fees	5,470
Custodian and accounting fees	8,041
Deferred trustees’ fees	67,424
Other expenses	81,986

Total Liabilities	677,474,058

Net Assets	$2,949,161,682

Net assets consist of:
Paid in surplus	$2,458,807,136
Undistributed net investment income	67,015,897
Accumulated net realized gain	149,566,041
Unrealized appreciation on investments and affiliated investments	273,772,608

Net Assets	$2,949,161,682

Net Assets
Class A	$28,371,280
Class B	2,908,763,370
Class E	12,027,032
Capital Shares Outstanding*
Class A	2,248,249
Class B	232,052,840
Class E	957,069
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.62
Class B	12.53
Class E	12.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,389,387,407.
(b)	Includes securities loaned at value of $368,957,923.
(c)	Identified cost of affiliated investments was $1,948,923,520.
(d)	Includes securities loaned at value of $289,204,734.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Underlying ETFs	$40,021,362
Dividends from affiliated investments	39,057,210
Interest	13,913
Securities lending income from affiliated investments	3,065,317

Total investment income	82,157,802
Expenses
Management fees	9,167,906
Administration fees	22,308
Custodian and accounting fees	32,269
Distribution and service fees—Class B	7,413,369
Distribution and service fees—Class E	17,943
Audit and tax services	37,649
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	76,898
Insurance	19,171
Miscellaneous	23,876

Total expenses	16,889,468

Net Investment Income	65,268,334

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	51,268,349
Affiliated investments	105,792,592
Capital gain distributions from Underlying ETFs	1,064,015
Capital gain distributions from affiliated investments	5,922,961

Net realized gain	164,047,917

Net change in unrealized depreciation on:
Investments	(53,488,504)
Affiliated investments	(4,245,804)

Net change in unrealized depreciation	(57,734,308)

Net realized and unrealized gain	106,313,609

Net Increase in Net Assets From Operations	$171,581,943

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$65,268,334	$66,200,017
Net realized gain	164,047,917	182,244,722
Net change in unrealized appreciation (depreciation)	(57,734,308)	115,219,195

Increase in net assets from operations	171,581,943	363,663,934

From Distributions to Shareholders
Net investment income
Class A	(682,050)	(639,216)
Class B	(66,328,760)	(73,924,273)
Class E	(281,232)	(282,833)
Net realized capital gains
Class A	(1,619,345)	(547,900)
Class B	(175,216,589)	(69,436,858)
Class E	(709,033)	(255,856)

Total distributions	(244,837,009)	(145,086,936)

Decrease in net assets from capital share transactions	(24,532,803)	(82,704,800)

Total increase (decrease) in net assets	(97,787,869)	135,872,198

Net Assets
Beginning of period	3,046,949,551	2,911,077,353

End of period	$2,949,161,682	$3,046,949,551

Undistributed net investment income
End of period	$67,015,897	$67,164,755

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	399,964	$5,051,526	652,311	$8,066,029
Reinvestments	191,783	2,301,395	100,094	1,187,116
Redemptions	(507,018)	(6,432,754)	(337,785)	(4,177,502)

Net increase	84,729	$920,167	414,620	$5,075,643

Class B
Sales	5,798,284	$72,534,933	9,799,864	$120,343,426
Reinvestments	20,229,929	241,545,349	12,138,961	143,361,131
Redemptions	(27,089,439)	(339,671,937)	(28,620,890)	(351,923,542)

Net decrease	(1,061,226)	$(25,591,655)	(6,682,065)	$(88,218,985)

Class E
Sales	121,530	$1,524,458	178,801	$2,197,000
Reinvestments	82,798	990,265	45,536	538,689
Redemptions	(189,008)	(2,376,038)	(185,588)	(2,297,147)

Net increase	15,320	$138,685	38,749	$438,542

Decrease derived from capital shares transactions		$(24,532,803)		$(82,704,800)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.98	$12.08	$11.21	$11.48	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.31	0.34	0.34	0.39
Net realized and unrealized gain (loss) on investments	0.43	1.22	1.09	(0.17)	0.90

Total from investment operations	0.74	1.53	1.43	0.17	1.29

Less Distributions
Distributions from net investment income	(0.33)	(0.34)	(0.30)	(0.22)	(0.15)
Distributions from net realized capital gains	(0.77)	(0.29)	(0.26)	(0.22)	(0.00	)(b)

Total distributions	(1.10)	(0.63)	(0.56)	(0.44)	(0.15)

Net Asset Value, End of Period	$12.62	$12.98	$12.08	$11.21	$11.48

Total Return (%) (c)	6.14	13.22	13.11	1.28	12.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	0.31	0.32	0.32	0.33
Net ratio of expenses to average net assets (%) (d)	0.31	0.31	0.32	0.32	0.33	(e)
Ratio of net investment income to average net assets (%) (f)	2.45	2.52	2.96	3.01	3.64
Portfolio turnover rate (%)	55	47	39	36	33
Net assets, end of period (in millions)	$28.4	$28.1	$21.1	$15.5	$11.3

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.90	$12.01	$11.15	$11.43	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.30	0.31	0.37
Net realized and unrealized gain (loss) on investments	0.42	1.22	1.10	(0.17)	0.88

Total from investment operations	0.69	1.49	1.40	0.14	1.25

Less Distributions
Distributions from net investment income	(0.29)	(0.31)	(0.28)	(0.20)	(0.14)
Distributions from net realized capital gains	(0.77)	(0.29)	(0.26)	(0.22)	(0.00	)(b)

Total distributions	(1.06)	(0.60)	(0.54)	(0.42)	(0.14)

Net Asset Value, End of Period	$12.53	$12.90	$12.01	$11.15	$11.43

Total Return (%) (c)	5.81	12.93	12.85	1.06	12.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.56	0.56	0.57	0.57	0.58
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.57	0.57	0.58	(e)
Ratio of net investment income to average net assets (%) (f)	2.17	2.21	2.64	2.79	3.49
Portfolio turnover rate (%)	55	47	39	36	33
Net assets, end of period (in millions)	$2,908.8	$3,006.7	$2,879.1	$2,600.5	$1,926.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.93	$12.03	$11.17	$11.44	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.29	0.32	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.44	1.23	1.09	(0.17)	0.91

Total from investment operations	0.72	1.52	1.41	0.15	1.26

Less Distributions
Distributions from net investment income	(0.31)	(0.33)	(0.29)	(0.20)	(0.14)
Distributions from net realized capital gains	(0.77)	(0.29)	(0.26)	(0.22)	(0.00	)(b)

Total distributions	(1.08)	(0.62)	(0.55)	(0.42)	(0.14)

Net Asset Value, End of Period	$12.57	$12.93	$12.03	$11.17	$11.44

Total Return (%) (c)	6.00	13.11	12.91	1.17	12.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.46	0.46	0.47	0.47	0.48
Net ratio of expenses to average net assets (%) (d)	0.46	0.46	0.47	0.47	0.48	(e)
Ratio of net investment income to average net assets (%) (f)	2.26	2.34	2.76	2.85	3.35
Portfolio turnover rate (%)	55	47	39	36	33
Net assets, end of period (in millions)	$12.0	$12.2	$10.9	$9.1	$7.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-11

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-12

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,616,765,516	$0	$1,905,133,028

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$9,167,906	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSgA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Consumer Discretionary Select Sector SPDR Fund	945,030	—	(945,030)	—
Financial Select Sector SPDR Fund	—	5,059,606	(2,600,644)	2,458,962
Health Care Select Sector SPDR Fund	1,124,650	1,024,021	(1,310,160)	838,511
Industrial Select Sector SPDR Fund	1,221,400	2,313,082	(3,534,482)	—
Materials Select SPDR ETF	—	1,221,302	(1,221,302)	—
SPDR Barclays High Yield Bond ETF	7,368,934	2,740,134	(2,450,626)	7,658,442
SPDR Dow Jones International Real Estate ETF	1,463,641	1,453,683	(1,497,364)	1,419,960
SPDR Gold Shares	348,025	25,562	(105,103)	268,484
SPDR S&P 500 ETF Trust	3,831,193	1,272,567	(867,437)	4,236,323
SPDR S&P Dividend ETF	866,547	396,169	(1,262,716)	—
SPDR S&P International Small Cap ETF	1,847,261	112,125	(67,190)	1,892,196
SPDR S&P MidCap 400 ETF Trust	257,065	—	(143,723)	113,342
State Street Navigator Securities Lending MET Portfolio	665,810,357	5,086,026,443	(5,077,006,915)	674,829,885
Technology Select Sector SPDR Fund	—	1,717,021	(256,784)	1,460,237

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2014
Consumer Discretionary Select Sector SPDR Fund	$3,134,776	$—	$194,345	$—
Financial Select Sector SPDR Fund	(708,441)	—	565,899	60,810,130
Health Care Select Sector SPDR Fund	5,036,070	—	667,345	57,337,382
Industrial Select Sector SPDR Fund	8,816,077	—	541,625	—
Materials Select SPDR ETF	606,009	—	—	—
SPDR Barclays High Yield Bond ETF	9,069,057	—	14,803,036	295,692,446
SPDR Dow Jones International Real Estate ETF	4,810,924	—	2,673,028	59,027,737
SPDR Gold Shares	(5,008,733)	—	—	30,494,413
SPDR S&P 500 ETF Trust	61,660,345	—	16,726,928	870,564,376
SPDR S&P Dividend ETF	6,820,009	—	158,740	—
SPDR S&P International Small Cap ETF	165,427	5,922,961	1,053,067	51,789,405
SPDR S&P MidCap 400 ETF Trust	10,441,878	—	543,922	29,918,888
State Street Navigator Securities Lending MET Portfolio	—	—	3,065,317	674,829,885
Technology Select Sector SPDR Fund	949,194	—	1,129,275	60,380,800

	$105,792,592	$5,922,961	$42,122,527	$2,190,845,462

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$72,797,312	$84,641,783	$172,039,697	$60,445,153	$244,837,009	$145,086,936

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$89,896,771	$136,105,844	$264,419,356	$—	$490,421,971

MIST-14

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth and Income ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth and Income ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth and Income ETF Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-19

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-20

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

SSgA Growth and Income ETF Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and SSgA Funds Management Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-year period ended October 31, 2014 and underperformed its benchmark for the three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-21

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 5.69%, 5.38%, and 5.48%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 4.16%.

MARKET ENVIRONMENT / CONDITIONS

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve (the “Fed”) followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (the “ECB”) and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts (“REITs”), precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (the “IMF”) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Government bonds in Japan remained well bid amid concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns, and the prevalence of declining yields outside the U.S. provided additional incentive to buyers of U.S. debt on relative valuation grounds. Furthermore, the still steep U.S. term structure reminded investors that duration risk would provide ample reward if the Fed remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

At the beginning of the third quarter, the ECB unexpectedly cut administered rates. The ECB also announced that an asset-backed securities purchase program and a covered bond purchase program would begin in October. Later in September, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the U.K. brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS. As economic data in the U.S. started to improve in the third quarter, yields started to rise. Yields in the U.K. had also started to rise as economic data has been relatively strong there as well. However, weak Chinese economic data stoked fears of a global slowdown and U.S. Treasuries rallied and yields moved back down below 2.5%. High yield spreads had been relatively well behaved throughout the 2nd quarter, trading around 340 basis points (“bps”) off comparable Treasuries. But in the 3rd quarter, high yield spreads moved out dramatically, ending the quarter approximately 420 bps off.

The 4th quarter began as the 3rd quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth was not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continued to hold large swaths of the region. From September 30th to October 15th, the S&P 500 Index was down 5.5% and the MSCI EAFE Index was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 Index began a dramatic rally and recouped its late September and early October losses. In November, the midterm elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Economic news continued to be strong in the U.S. while Europe and Japan confronted continued weakness. Early in November, ECB President Draghi stated that the ECB would boost its balance sheet back to 2012 levels and would be expanding its balance sheet to push the inflation rate back up towards the stated 2% target. Mr. Draghi continued to hint that the ECB staff was preparing further alternative measures should they be needed. In Japan, Prime Minister Abe dissolved Parliament and scheduled a new round of elections on December 14th. The Japanese economy slipped into its fourth recession in six years. While the central tenets of Abenomics seemed to have been working, the implementation of structural reforms has been harder to implement than many have thought. Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500 Index traded down for the first fortnight of the month, and then rallied into quarter end. Oil was the talk of the commodity complex as prices fell throughout the quarter. Brent oil was down 40% in the 4th quarter and the weakness was blamed on weak global demand,

MIST-1

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

lack of production cuts by OPEC, and expanded production by Russia as Putin tries to blunt the impact of Western sanctions.

For the year, the S&P 500 Index was up 13.69% and the Russell 2000 Index was up a relatively meager 4.89%. International markets struggled, especially when the returns are expressed in U.S. dollar terms. For the year, the MSCI EAFE Index was down 4.90% while the MSCI Emerging Markets Index was down 2.19%. REITs had a stellar year up 32% while other real assets like commodities were down 17.01% as measured by the Bloomberg Commodity Index. Fixed income also generally had positive returns as interest rates around the world moved lower over the course of the year. The Barclays Aggregate Bond Index was up 5.97%. Intermediate Govt/Credit was up 3.13%, high yield was up 2.45%, and TIPS were up 3.64%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Capital markets turned in a wide range of outcomes during 2014. A combination of stable growth and disinflationary trends allowed for strong gains across both U.S. equities as well as U.S. bonds. REITs were a notable outperformer, as they benefited from both lower interest rates and equity market appreciation. The story outside the United States was less robust. Economic growth concerns and uncertainty related to policy action made for tougher sledding in non-U.S. developed and emerging markets. A surging dollar may ultimately prove a benefit for those economies, but for investors allocated to unhedged securities, it created a stiff headwind. The Portfolio delivered solid absolute returns of 5.69% for the year. The positioning from an asset allocation perspective served to add value for the Portfolio but the underlying ETFs held in the Portfolio trailed their respective benchmarks resulting in portfolio level relative performance which lagged its custom composite benchmark by 41 bps.

From an asset allocation perspective, the largest detractor to Portfolio performance was a persistent overweight allocation to non-U.S. equities. And while non-U.S. equities mostly fared well from a local currency perspective, swift depreciation of the yen, euro, and many emerging market currencies caused U.S. dollar returns to fall into negative territory. Periodic allocations to cash, which did help to diversify duration risk in the Portfolio, did ultimately provide a small drag on returns as well. Additionally, tracking error incurred by the exchange traded funds held in the Portfolio weighed on results. These effects were most pronounced for the international ETFs held in the Portfolio.

The largest contributor to Portfolio performance from an asset allocation perspective was our overweight holding of U.S. equities and our sector positioning therein. U.S. equities were able to deliver strong double-digit returns and our allocations across sectors improved upon that result. While the sector allocations were fluid throughout the year, we did hold relatively persistent allocations in favor of the Health Care and Technology sectors which were standout performers on the year. The Portfolio also held a persistent overweight allocation to REITs which had an outstanding year and gained more than 30%. Lastly, favorable contributions were made by our allocations across fixed income—specifically tilting the Portfolio toward longer duration corporate bonds. The strong bond market rally that prevailed throughout the year, particularly at the long end of the curve, helped to support these assets.

From the perspective of the markets, we believe the economic fundamentals and macro backdrop still look positive, especially closer to home, but we don’t want to ignore the risk aversion signals that have been elevated. The persistent and steady increase in credit spreads is something that has us concerned, in addition to volatility levels across equities and currencies. But importantly, at least part of the increase in volatility has been driven by a pronounced reduction in the price of oil—a development that is hugely positive for the majority of the global economy and markets. In our portfolios this has meant that we retain a bias in favor of equity, but at magnitudes that are lessened compared with earlier in the year. Across bond markets, we are witnessing extremely low yields but we think the environment is still supportive for bonds. Despite the first-order unattractiveness of lending to the U.S. government for 30 years at a rate of interest of roughly 2.5%—when other major sovereigns such as Germany and Japan can borrow at rates half that high it puts our bond market in a more attractive light. To that end we are comfortable with our overall Portfolio positioning that provides us with diversified sources of credit risk across both equity and bond markets as well as interest rate risk in fixed income.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
SSgA Growth ETF Portfolio
Class A	5.69	10.11	5.57
Class B	5.38	9.84	5.89
Class E	5.48	9.95	5.41
MSCI ACWI (All Country World Index)	4.16	9.17	5.80
1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	34.6
iShares MSCI EAFE ETF	18.0
Vanguard REIT ETF	6.0
SPDR Barclays High Yield Bond ETF	5.0
iShares Core MSCI Emerging Markets ETF	4.4
SPDR S&P MidCap 400 ETF Trust	4.1
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.5
iShares Core S&P Small-Cap ETF	3.1
SPDR S&P International Small Cap ETF	2.6
iShares 20+ Year Treasury Bond ETF	2.1

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Met Investors Series Trust

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.34%	$1,000.00	$997.60	$1.71
	Hypothetical*	0.34%	$1,000.00	$1,023.49	$1.73

Class B(a)	Actual	0.59%	$1,000.00	$996.00	$2.97
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class E(a)	Actual	0.49%	$1,000.00	$996.80	$2.47
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2014

Investment Company Securities—95.4% of Net Assets

Security Description	Shares	Value
Financial Select Sector SPDR Fund (a) (b)	814,408	$20,140,310
Health Care Select Sector SPDR Fund (a) (b)	285,923	19,551,415
iShares 20+ Year Treasury Bond ETF (a)	165,717	20,867,085
iShares Core MSCI Emerging Markets ETF	943,249	44,361,000
iShares Core S&P Small-Cap ETF (a)	272,673	31,101,082
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	298,898	35,691,410
iShares MSCI Canada ETF (a)	677,066	19,540,125
iShares MSCI EAFE ETF (a)	2,979,607	181,279,290
SPDR Barclays High Yield Bond ETF (a) (b)	1,305,710	50,413,463
SPDR Dow Jones International Real Estate ETF (a) (b)	484,180	20,127,363
SPDR Gold Shares (a) (b) (c)	91,483	10,390,639
SPDR S&P 500 ETF Trust (b)	1,695,816	348,490,188
SPDR S&P International Small Cap ETF (b)	967,069	26,468,679
SPDR S&P MidCap 400 ETF Trust (a) (b)	155,826	41,133,389
Technology Select Sector SPDR Fund (a) (b)	489,841	20,254,925
Vanguard REIT ETF (a)	751,351	60,859,431
Vanguard Total Bond Market ETF	123,731	10,191,722

Total Investment Company Securities (Cost $826,996,858)		960,861,516

Short-Term Investments—25.4%

Mutual Funds—25.4%
AIM STIT-STIC Prime Portfolio	41,229,971	41,229,971
State Street Navigator Securities Lending MET Portfolio (b) (d)	214,366,249	214,366,249

Total Short-Term Investments (Cost $255,596,220)		255,596,220

Total Investments—120.8% (Cost $1,082,593,078) (e)		1,216,457,736
Other assets and liabilities (net)—(20.8)%		(209,127,206)

Net Assets—100.0%		$1,007,330,530

(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $211,469,002 and the collateral received consisted of cash in the amount of $214,366,249 and non-cash collateral with a value of $3,586,268. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,086,775,139. The aggregate unrealized appreciation and depreciation of investments were $138,946,327 and $(9,263,730), respectively, resulting in net unrealized appreciation of $129,682,597 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$960,861,516	$—	$—	$960,861,516
Total Short-Term Investments*	255,596,220	—	—	255,596,220
Total Investments	$1,216,457,736	$—	$—	$1,216,457,736

Collateral for securities loaned (Liability)	$—	$(214,366,249)	$—	$(214,366,249)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$445,121,116
Affiliated investments at value (c) (d)	771,336,620
Receivable for:
Fund shares sold	147,152
Dividends and interest	5,938,099
Prepaid expenses	2,638

Total Assets	1,222,545,625
Liabilities
Collateral for securities loaned	214,366,249
Payables for:
Fund shares redeemed	229,980
Accrued expenses:
Management fees	270,347
Distribution and service fees	208,358
Administration fees	5,470
Custodian and accounting fees	8,020
Deferred trustees’ fees	67,424
Other expenses	59,247

Total Liabilities	215,215,095

Net Assets	$1,007,330,530

Net assets consist of:
Paid in surplus	$803,385,066
Undistributed net investment income	20,350,283
Accumulated net realized gain	49,730,523
Unrealized appreciation on investments and affiliated investments	133,864,658

Net Assets	$1,007,330,530

Net Assets
Class A	$26,592,009
Class B	972,132,546
Class E	8,605,975
Capital Shares Outstanding*
Class A	2,118,890
Class B	77,939,599
Class E	688,413
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.55
Class B	12.47
Class E	12.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $424,464,799.
(b)	Includes securities loaned at value of $108,456,116.
(c)	Identified cost of affiliated investments was $658,128,279.
(d)	Includes securities loaned at value of $103,012,886.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Underlying ETFs	$12,881,125
Dividends from affiliated investments	11,867,532
Interest	5,742
Securities lending income from affiliated investments	876,587

Total investment income	25,630,986
Expenses
Management fees	3,188,331
Administration fees	22,308
Custodian and accounting fees	31,830
Distribution and service fees—Class B	2,446,990
Distribution and service fees—Class E	13,161
Audit and tax services	37,649
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	50,843
Insurance	6,209
Miscellaneous	12,728

Total expenses	5,888,128

Net Investment Income	19,742,858

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	19,123,954
Affiliated investments	36,541,027
Capital gain distributions from Underlying ETFs	28,273
Capital gain distributions from affiliated investments	3,027,124

Net realized gain	58,720,378

Net change in unrealized appreciation (depreciation) on:
Investments	(30,787,458)
Affiliated investments	5,952,829

Net change in unrealized depreciation	(24,834,629)

Net realized and unrealized gain	33,885,749

Net Increase in Net Assets From Operations	$53,628,607

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,742,858	$18,770,434
Net realized gain	58,720,378	63,784,892
Net change in unrealized appreciation (depreciation)	(24,834,629)	71,984,257

Increase in net assets from operations	53,628,607	154,539,583

From Distributions to Shareholders
Net investment income
Class A	(529,593)	(418,794)
Class B	(18,433,185)	(18,752,505)
Class E	(172,768)	(165,659)
Net realized capital gains
Class A	(1,558,077)	(654,365)
Class B	(60,844,497)	(32,456,258)
Class E	(541,653)	(274,068)

Total distributions	(82,079,773)	(52,721,649)

Increase in net assets from capital share transactions	25,734,790	55,540,990

Total increase (decrease) in net assets	(2,716,376)	157,358,924

Net Assets
Beginning of period	1,010,046,906	852,687,982

End of period	$1,007,330,530	$1,010,046,906

Undistributed net investment income
End of period	$20,350,283	$18,962,572

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	402,674	$5,075,081	667,188	$8,179,402
Reinvestments	175,435	2,087,670	94,137	1,073,159
Redemptions	(317,920)	(3,945,587)	(197,434)	(2,376,807)

Net increase	260,189	$3,217,164	563,891	$6,875,754

Class B
Sales	6,477,443	$81,025,037	9,985,069	$120,587,082
Reinvestments	6,690,100	79,277,682	4,511,785	51,208,763
Redemptions	(11,056,086)	(138,015,868)	(10,298,119)	(123,901,917)

Net increase	2,111,457	$22,286,851	4,198,735	$47,893,928

Class E
Sales	99,689	$1,249,449	162,821	$1,970,153
Reinvestments	60,187	714,421	38,674	439,727
Redemptions	(138,929)	(1,733,095)	(135,589)	(1,638,572)

Net increase	20,947	$230,775	65,906	$771,308

Increase derived from capital shares transactions		$25,734,790		$55,540,990

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.96	$11.66	$10.72	$11.11	$9.87

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.29	0.30	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.40	1.75	1.30	(0.47)	1.13

Total from investment operations	0.68	2.04	1.60	(0.19)	1.41

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.25)	(0.20)	(0.17)
Distributions from net realized capital gains	(0.81)	(0.45)	(0.41)	0.00	0.00

Total distributions	(1.09)	(0.74)	(0.66)	(0.20)	(0.17)

Net Asset Value, End of Period	$12.55	$12.96	$11.66	$10.72	$11.11

Total Return (%) (b)	5.69	18.34	15.32	(1.87)	14.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.34	0.33	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (c)	0.34	0.33	0.35	0.35	0.36 (d)
Ratio of net investment income to average net assets (%) (e)	2.21	2.36	2.72	2.51	2.77
Portfolio turnover rate (%)	56	48	43	35	37
Net assets, end of period (in millions)	$26.6	$24.1	$15.1	$10.1	$7.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.89	$11.60	$10.67	$11.07	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.24	0.26	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.40	1.76	1.30	(0.46)	1.13

Total from investment operations	0.64	2.00	1.56	(0.22)	1.38

Less Distributions
Distributions from net investment income	(0.25)	(0.26)	(0.22)	(0.18)	(0.15)
Distributions from net realized capital gains	(0.81)	(0.45)	(0.41)	0.00	0.00

Total distributions	(1.06)	(0.71)	(0.63)	(0.18)	(0.15)

Net Asset Value, End of Period	$12.47	$12.89	$11.60	$10.67	$11.07

Total Return (%) (b)	5.38	18.07	15.03	(2.13)	14.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.59	0.58	0.60	0.60	0.61
Net ratio of expenses to average net assets (%) (c)	0.59	0.58	0.60	0.60	0.61 (d)
Ratio of net investment income to average net assets (%) (e)	1.94	2.01	2.33	2.20	2.47
Portfolio turnover rate (%)	56	48	43	35	37
Net assets, end of period (in millions)	$972.1	$977.3	$830.6	$749.5	$651.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.92	$11.62	$10.69	$11.08	$9.85

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.26	0.27	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.39	1.76	1.30	(0.48)	1.13

Total from investment operations	0.65	2.02	1.57	(0.21)	1.38

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.23)	(0.18)	(0.15)
Distributions from net realized capital gains	(0.81)	(0.45)	(0.41)	0.00	0.00

Total distributions	(1.07)	(0.72)	(0.64)	(0.18)	(0.15)

Net Asset Value, End of Period	$12.50	$12.92	$11.62	$10.69	$11.08

Total Return (%) (b)	5.48	18.25	15.12	(1.99)	14.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.49	0.48	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (c)	0.49	0.48	0.50	0.50	0.51 (d)
Ratio of net investment income to average net assets (%) (e)	2.04	2.13	2.45	2.34	2.44
Portfolio turnover rate (%)	56	48	43	35	37
Net assets, end of period (in millions)	$8.6	$8.6	$7.0	$6.0	$5.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-11

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-12

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$556,396,903	$0	$621,003,167

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$3,188,331	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSgA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Consumer Discretionary Select Sector SPDR Fund	307,100	—	(307,100)	—
Financial Select Sector SPDR Fund	—	1,720,157	(905,749)	814,408
Health Care Select Sector SPDR Fund	365,500	346,081	(425,658)	285,923
Industrial Select Sector SPDR Fund	396,970	769,733	(1,166,703)	—
Materials Select SPDR ETF	—	413,713	(413,713)	—
SPDR Barclays High Yield Bond ETF	1,229,479	875,208	(798,977)	1,305,710
SPDR Dow Jones International Real Estate ETF	475,857	488,793	(480,470)	484,180
SPDR Gold Shares	110,102	11,247	(29,866)	91,483
SPDR S&P 500 ETF Trust	1,533,270	432,920	(270,374)	1,695,816
SPDR S&P Dividend ETF	275,179	153,801	(428,980)	—
SPDR S&P International Small Cap ETF	893,935	73,134	—	967,069
SPDR S&P MidCap 400 ETF Trust	211,614	—	(55,788)	155,826
State Street Navigator Securities Lending MET Portfolio	260,280,666	1,638,873,602	(1,684,788,019)	214,366,249
Technology Select Sector SPDR Fund	—	566,553	(76,712)	489,841

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2014
Consumer Discretionary Select Sector SPDR Fund	$1,025,683	$—	$63,729	$—
Financial Select Sector SPDR Fund	(232,265)	—	189,491	20,140,310
Health Care Select Sector SPDR Fund	1,614,381	—	225,786	19,551,415
Industrial Select Sector SPDR Fund	2,912,224	—	181,111	—
Materials Select SPDR ETF	205,283	—	—	—
SPDR Barclays High Yield Bond ETF	850,496	—	2,113,585	50,413,463
SPDR Dow Jones International Real Estate ETF	1,393,263	—	907,390	20,127,363
SPDR Gold Shares	(1,452,826)	—	—	10,390,639
SPDR S&P 500 ETF Trust	22,753,479	—	6,661,884	348,490,188
SPDR S&P Dividend ETF	2,199,783	—	53,892	—
SPDR S&P International Small Cap ETF	—	3,027,124	535,499	26,468,679
SPDR S&P MidCap 400 ETF Trust	4,975,781	—	553,831	41,133,389
State Street Navigator Securities Lending MET Portfolio	—	—	876,587	214,366,249
Technology Select Sector SPDR Fund	295,745	—	381,334	20,254,925

	$36,541,027	$3,027,124	$12,744,119	$771,336,620

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$20,453,344	$22,749,615	$61,626,429	$29,972,034	$82,079,773	$52,721,649

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$27,744,532	$46,585,762	$129,682,595	$—	$204,012,889

MIST-14

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

SSgA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth ETF Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-19

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-20

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

SSgA Growth ETF Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and SSgA Funds Management Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one- and five-year periods ended October 31, 2014 but underperformed its benchmark for the three-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-Advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-21

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned 13.57% and 13.28%. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.45%. Since its inception on April 23, 2014, the Class E shares of the T. Rowe Price Large Cap Value Portfolio returned 9.84%. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 9.58% over the same period.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks boosted returns. Large-cap stocks reached new highs in December and significantly outpaced small- and mid-caps. As measured by various Russell indexes, value stocks outperformed growth among large- and mid-caps, while the opposite was true for small-cap shares. In the large-cap value space, Information Technology (“IT”) led returns, followed by Utilities, while Energy ended in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive results and outpaced its benchmark, the Russell 1000 Value Index. Strong stock selection contributed to the relative outperformance, but sector allocation partly offset that positive effect.

Industrials and Business Services was an area of relative strength, due to stock choices. Southwest Airlines provided a boost here, due to higher passenger traffic and capacity and significantly lower fuel prices. We began trimming the Portfolio’s position on strength in late 2013 and have been incrementally scaling back the Portfolio’s position throughout the period.

The Portfolio’s stock holdings in Consumer Discretionary also outpaced their benchmark peers. A leading name was Lowe’s, which benefited from strong same-store sales propelled by a renewed focus on professionals rather than do-it-yourself markets. Cost controls, increased consumer demand, lower interest rates, and an improving housing market produced further tailwinds for the firm.

In IT, an unfavorable underweight to this top-performing benchmark sector hurt, as did the Portfolio’s stock positioning. Western Union was a key underperformer here, as lower-than-expected revenue from its overseas business-to-business network, news of a Securities and Exchange Commission investigation into whether the firm misrepresented the performance of a digital unit, and the launch of a rival payment service by Wal-Mart all weighed on shares. We added to the Portfolio’s position on weakness because we believe the market is underestimating the value of Western Union’s network.

Stock selection in Consumer Staples detracted as well, particularly the Portfolio’s exposure to Avon Products. Weak U.S. and Latin American sales, foreign exchange losses owing to a stronger U.S. dollar, and macroeconomic concerns in Europe and Russia all weighed on shares of this direct retailer. We remain confident in the firm’s new management, however.

In our view, the U.S. economy appears capable of sustaining an annual growth rate of 2.75% to 3.00%, even with subpar performance abroad. The key drivers of U.S. growth include easing of fiscal headwinds, increased government spending, and a strengthening labor market. Our outlook for U.S. corporate earnings is favorable, and we anticipate growth in the high single-digit range. Overall, global equity valuations appear moderate, with the recent sell-off in major markets bringing valuations closer to historical norms. We are currently finding opportunities in select areas of the Energy, Financials, Health Care, IT, and other sectors.

John D. Linehan

Brian C. Rogers

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	13.57	15.25	6.96	—
Class B	13.28	14.96	6.70	—
Class E	—	—	—	9.84
Russell 1000 Value Index	13.45	15.42	7.30	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.8
Bank of America Corp.	2.9
Morgan Stanley	2.6
General Electric Co.	2.5
United Technologies Corp.	2.4
Pfizer, Inc.	2.4
Lowe’s Cos., Inc.	2.3
Merck & Co., Inc.	2.2
Carnival Corp.	2.1
Celanese Corp. - Series A	2.1

Top Sectors

% of Net Assets
Financials	24.3
Industrials	17.6
Consumer Discretionary	11.4
Health Care	10.8
Energy	9.1
Utilities	7.5
Information Technology	6.8
Consumer Staples	5.3
Materials	3.8
Telecommunication Services	1.0

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.56%	$1,000.00	$1,048.10	$2.89
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,047.20	$4.18
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E(a)	Actual	0.71%	$1,000.00	$1,047.70	$3.66
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.1%
Boeing Co. (The)	291,000	$37,824,180
Honeywell International, Inc.	431,900	43,155,448
Lockheed Martin Corp.	89,800	17,292,786
Raytheon Co.	357,700	38,692,409
United Technologies Corp.	792,600	91,149,000

		228,113,823

Airlines—2.0%
Southwest Airlines Co.	1,809,500	76,578,040

Automobiles—1.1%
General Motors Co.	1,135,900	39,654,269

Banks—11.5%
Bank of America Corp.	6,178,200	110,527,998
Fifth Third Bancorp	1,091,900	22,247,462
JPMorgan Chase & Co.	2,272,900	142,238,082
PNC Financial Services Group, Inc. (The)	369,800	33,736,854
U.S. Bancorp	1,333,600	59,945,320
Wells Fargo & Co.	1,191,200	65,301,584

		433,997,300

Beverages—1.4%
PepsiCo, Inc.	547,300	51,752,688

Biotechnology—1.3%
Amgen, Inc.	313,400	49,921,486

Capital Markets—5.4%
Ameriprise Financial, Inc.	275,800	36,474,550
Charles Schwab Corp. (The)	1,215,400	36,692,926
Invesco, Ltd.	798,700	31,564,624
Morgan Stanley	2,562,500	99,425,000

		204,157,100

Chemicals—2.1%
Celanese Corp. - Series A	1,296,000	77,708,160

Commercial Services & Supplies—0.5%
Republic Services, Inc.	456,900	18,390,225

Communications Equipment—1.9%
Cisco Systems, Inc.	1,424,500	39,622,467
QUALCOMM, Inc.	413,000	30,698,290

		70,320,757

Construction Materials—0.7%
Vulcan Materials Co.	415,600	27,317,388

Consumer Finance—1.4%
American Express Co.	471,200	43,840,448
Navient Corp.	454,800	9,828,228

		53,668,676

Diversified Telecommunication Services—0.9%
AT&T, Inc.	988,500	33,203,715

Electric Utilities—2.8%
Entergy Corp.	544,100	47,597,868
Exelon Corp. (a)	1,115,500	41,362,740
FirstEnergy Corp.	397,000	15,479,030

		104,439,638

Electrical Equipment—0.5%
Emerson Electric Co.	309,700	19,117,781

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	483,900	30,606,675

Energy Equipment & Services—0.7%
Baker Hughes, Inc.	450,200	25,242,714

Food & Staples Retailing—0.4%
Wal-Mart Stores, Inc.	176,000	15,114,880

Food Products—0.6%
Kellogg Co.	362,700	23,735,088

Health Care Equipment & Supplies—1.3%
Covidien plc	232,600	23,790,328
Medtronic, Inc.	362,000	26,136,400

		49,926,728

Hotels, Restaurants & Leisure—2.1%
Carnival Corp.	1,769,100	80,193,303

Household Products—1.6%
Procter & Gamble Co. (The)	649,500	59,162,955

Independent Power and Renewable Electricity Producers—2.8%
AES Corp.	3,689,200	50,800,284
NRG Energy, Inc.	2,033,800	54,810,910

		105,611,194

Industrial Conglomerates—4.4%
3M Co.	442,500	72,711,600
General Electric Co.	3,676,900	92,915,263

		165,626,863

Insurance—4.6%
Allstate Corp. (The)	705,200	49,540,300
Marsh & McLennan Cos., Inc.	1,285,100	73,559,124
Progressive Corp. (The)	11,200	302,288
Prudential Financial, Inc.	181,200	16,391,352
XL Group plc	1,007,610	34,631,556

		174,424,620

IT Services—1.0%
Western Union Co. (The) (a)	2,207,000	39,527,370

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—1.8%
Thermo Fisher Scientific, Inc.	531,000	$66,528,990

Machinery—1.4%
Illinois Tool Works, Inc.	345,100	32,680,970
Ingersoll-Rand plc	343,400	21,768,126

		54,449,096

Media—4.6%
Comcast Corp. - Class A	658,300	38,187,983
News Corp. - Class A (b)	804,000	12,614,760
Time Warner Cable, Inc.	292,300	44,447,138
Time Warner, Inc.	745,600	63,689,152
Viacom, Inc. - Class B	172,000	12,943,000

		171,882,033

Multi-Utilities—2.0%
PG&E Corp.	1,385,200	73,748,048

Multiline Retail—1.3%
Kohl’s Corp. (a)	826,800	50,467,872

Oil, Gas & Consumable Fuels—8.4%
Anadarko Petroleum Corp.	90,400	7,458,000
Apache Corp.	918,400	57,556,128
Canadian Natural Resources, Ltd.	312,000	9,634,560
Chevron Corp.	505,200	56,673,336
CONSOL Energy, Inc.	386,000	13,050,660
EQT Corp.	355,600	26,918,920
Exxon Mobil Corp.	674,400	62,348,280
Hess Corp.	483,700	35,706,734
Royal Dutch Shell plc - Class A (ADR)	462,000	30,930,900
Spectra Energy Corp.	474,700	17,231,610

		317,509,128

Paper & Forest Products—1.0%
International Paper Co.	691,100	37,029,138

Personal Products—0.4%
Avon Products, Inc. (a)	1,465,300	13,759,167

Pharmaceuticals—6.4%
Johnson & Johnson	666,100	69,654,077
Merck & Co., Inc.	1,455,700	82,669,203
Pfizer, Inc.	2,870,100	89,403,615

		241,726,895

Real Estate Investment Trusts—1.3%
Weyerhaeuser Co.	1,360,400	48,824,756

Road & Rail—2.7%
Canadian Pacific Railway, Ltd. (a)	288,700	55,629,603
Union Pacific Corp.	375,800	44,769,054

		100,398,657

Semiconductors & Semiconductor Equipment—1.1%
Texas Instruments, Inc.	780,600	41,734,779

Software—1.9%
Microsoft Corp.	1,555,100	72,234,395

Specialty Retail—2.3%
Lowe’s Cos., Inc.	1,268,800	87,293,440

Tobacco—1.0%
Philip Morris International, Inc.	451,600	36,782,820

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (b)	213,000	5,738,220

Total Common Stocks (Cost $2,661,341,617)		3,677,620,870

Short-Term Investments—5.5%

Mutual Funds—5.5%
State Street Navigator Securities Lending MET Portfolio (c)	139,690,397	139,690,397
T.Rowe Price Government Reserve Investment Fund (d)	66,560,775	66,560,775

Total Short-Term Investments (Cost $206,251,172)		206,251,172

Total Investments—103.1% (Cost $2,867,592,789) (e)		3,883,872,042
Other assets and liabilities (net)—(3.1)%		(116,600,492)

Net Assets—100.0%		$3,767,271,550

(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $148,051,907 and the collateral received consisted of cash in the amount of $139,690,397 and non-cash collateral with a value of $12,120,876. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,877,198,931. The aggregate unrealized appreciation and depreciation of investments were $1,072,542,565 and $(65,869,454), respectively, resulting in net unrealized appreciation of $1,006,673,111 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,677,620,870	$—	$—	$3,677,620,870
Total Short-Term Investments*	206,251,172	—	—	206,251,172
Total Investments	$3,883,872,042	$—	$—	$3,883,872,042

Collateral for securities loaned (Liability)	$—	$(139,690,397)	$—	$(139,690,397)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$3,817,311,267
Affiliated investments at value (c)	66,560,775
Cash	247,068
Receivable for:
Investments sold	20,236,515
Fund shares sold	1,781,108
Dividends	4,719,087
Dividends on affiliated investments	2,539
Prepaid expenses	9,964

Total Assets	3,910,868,323
Liabilities
Collateral for securities loaned	139,690,397
Payables for:
Fund shares redeemed	1,568,712
Accrued expenses:
Management fees	1,748,057
Distribution and service fees	295,466
Deferred trustees’ fees	67,424
Other expenses	226,717

Total Liabilities	143,596,773

Net Assets	$3,767,271,550

Net assets consist of:
Paid in surplus	$2,695,326,586
Undistributed net investment income	57,996,158
Accumulated net realized loss	(2,330,539)
Unrealized appreciation on investments and foreign currency transactions	1,016,279,345

Net Assets	$3,767,271,550

Net Assets
Class A	$2,176,526,929
Class B	1,094,733,850
Class E	496,010,771
Capital Shares Outstanding*
Class A	60,559,271
Class B	30,660,414
Class E	13,848,268
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.94
Class B	35.71
Class E	35.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,801,032,014.
(b)	Includes securities loaned at value of $148,051,907.
(c)	Identified cost of affiliated investments was $66,560,775.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$84,343,995
Dividends from affiliated investments	28,614
Securities lending income	378,747

Total investment income	84,751,356
Expenses
Management fees	21,322,977
Administration fees	86,288
Custodian and accounting fees	252,229
Distribution and service fees—Class B	2,679,061
Distribution and service fees—Class E	506,905
Audit and tax services	39,510
Legal	34,319
Trustees’ fees and expenses	43,760
Shareholder reporting	162,817
Insurance	23,395
Miscellaneous	25,551

Total expenses	25,176,812
Less management fee waiver	(939,580)
Less broker commission recapture	(17,701)

Net expenses	24,219,531

Net Investment Income	60,531,825

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	391,999,074
Futures contracts	1,610,175
Foreign currency transactions	(7,333)

Net realized gain	393,601,916

Net change in unrealized appreciation on:
Investments	24,973,167
Foreign currency transactions	136

Net change in unrealized appreciation	24,973,303

Net realized and unrealized gain	418,575,219

Net Increase in Net Assets From Operations	$479,107,044

(a)	Net of foreign withholding taxes of $315,698.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$60,531,825	$54,295,526
Net realized gain	393,601,916	116,292,648
Net change in unrealized appreciation	24,973,303	800,604,381

Increase in net assets from operations	479,107,044	971,192,555

From Distributions to Shareholders
Net investment income
Class A	(39,243,194)	(41,431,830)
Class B	(13,876,211)	(15,408,966)

Total distributions	(53,119,405)	(56,840,796)

Decrease in net assets from capital share transactions	(303,975,132)	(192,220,072)

Total increase in net assets	122,012,507	722,131,687

Net Assets
Beginning of period	3,645,259,043	2,923,127,356

End of period	$3,767,271,550	$3,645,259,043

Undistributed net investment income
End of period	$57,996,158	$52,902,496

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	997,734	$32,594,203	6,425,355	$176,838,220
Reinvestments	1,225,584	39,243,194	1,567,013	41,431,830
Redemptions	(21,907,433)	(731,328,930)	(10,428,639)	(296,543,189)

Net decrease	(19,684,115)	$(659,491,533)	(2,436,271)	$(78,273,139)

Class B
Sales	3,535,782	$117,370,782	2,697,874	$74,647,983
Reinvestments	435,537	13,876,211	585,447	15,408,966
Redemptions	(6,650,873)	(222,121,518)	(7,193,199)	(204,003,882)

Net decrease	(2,679,554)	$(90,874,525)	(3,909,878)	$(113,946,933)

Class E (a)
Sales	474,511	$15,834,636	0	$0
Fund subscription in kind	15,369,962	498,447,864 (b)	0	0
Redemptions	(1,996,205)	(67,891,574)	0	0

Net increase	13,848,268	$446,390,926	0	$0

Decrease derived from capital shares transactions		$(303,975,132)		$(192,220,072)

(a)	Commencement of operations was April 23, 2014.
(b)	Includes cash and securities amounting to $2,386,045 and $496,061,819, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$32.15	$24.42	$21.00	$22.00	$18.97

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.48	0.47	0.42	0.18
Net realized and unrealized gain (loss) on investments	3.73	7.74	3.33	(1.23)	3.10

Total from investment operations	4.30	8.22	3.80	(0.81)	3.28

Less Distributions
Distributions from net investment income	(0.51)	(0.49)	(0.38)	(0.19)	(0.25)

Total distributions	(0.51)	(0.49)	(0.38)	(0.19)	(0.25)

Net Asset Value, End of Period	$35.94	$32.15	$24.42	$21.00	$22.00

Total Return (%) (b)	13.57	34.09	18.27	(3.77)	17.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.58	0.55
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.56	0.55
Ratio of net investment income to average net assets (%)	1.69	1.69	2.06	1.96	0.92
Portfolio turnover rate (%)	19 (g)	14	15	104	54
Net assets, end of period (in millions)	$2,176.5	$2,580.1	$2,019.1	$1,922.6	$1,262.3

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.95	$24.27	$20.87	$21.87	$18.87

Income (Loss) from Investment Operations
Net investment income (a)	0.48	0.41	0.41	0.33	0.13
Net realized and unrealized gain (loss) on investments	3.71	7.70	3.31	(1.20)	3.07

Total from investment operations	4.19	8.11	3.72	(0.87)	3.20

Less Distributions
Distributions from net investment income	(0.43)	(0.43)	(0.32)	(0.13)	(0.20)

Total distributions	(0.43)	(0.43)	(0.32)	(0.13)	(0.20)

Net Asset Value, End of Period	$35.71	$31.95	$24.27	$20.87	$21.87

Total Return (%) (b)	13.28	33.77	17.98	(4.01)	17.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.83	0.80
Net ratio of expenses to average net assets (%) (c)	0.81	0.81	0.81	0.81	0.80
Ratio of net investment income to average net assets (%)	1.45	1.44	1.81	1.52	0.67
Portfolio turnover rate (%)	19 (g)	14	15	104	54
Net assets, end of period (in millions)	$1,094.7	$1,065.2	$904.1	$883.6	$1,017.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Period Ended December 31, 2014(d)
Net Asset Value, Beginning of Period	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.39
Net realized and unrealized gain on investments	2.82

Total from investment operations	3.21

Net Asset Value, End of Period	$35.82

Total Return (%) (b)	9.84	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(f)
Net ratio of expenses to average net assets (%) (c)	0.71	(f)
Ratio of net investment income to average net assets (%)	1.65	(f)
Portfolio turnover rate (%)	19	(g)
Net assets, end of period (in millions)	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was April 23, 2014.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Class E commenced operations on April 23, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, real estate investment trust (REIT) adjustments, return of capital adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $302,593,220 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized gains in the amount of $1,610,175 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities and subscriptions in kind, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$692,275,282	$0	$1,444,357,171

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $832,832 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $32,400,137 in purchases of investments and $18,393,047 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the year ended December 31, 2014, the Adviser earned management fees in the amount of $21,322,977 for managing the Portfolio.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	110,221,612	512,380,353	(556,041,190)	66,560,775	$0	$28,614

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$53,119,405	$56,840,796	$—	$—	$53,119,405	$56,840,796

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$58,063,583	$7,275,605	$1,006,673,200	$—	$1,072,012,388

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-16

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $382,514,775.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-21

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-22

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Large Cap Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one- and three-year periods ended October 31, 2014 and underperformed its benchmark for the five-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group but above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board also took into account the fact that the Adviser and Sub-Adviser are voluntarily waiving a portion of their advisory fees based on the amount of Trust assets managed by the Sub-Adviser.

MIST-23

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 13.04%, 12.77%, and 12.92%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 11.90%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks boosted returns. Large-caps posted strong results, outpacing small- and mid-caps. As measured by various Russell indexes, value stocks outperformed growth among large- and mid-caps, while the opposite was true for small-cap shares. In the mid-cap growth space, Health Care led returns, followed by Telecommunication Services and Utilities, while Energy ended deep in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In the 12-month period ended December 31, 2014, the Portfolio outpaced its benchmark, the Russell Midcap Growth Index. Broadly speaking, stock selection accounted for the outperformance, and sector allocation contributed as well. On the sector level, Consumer Discretionary and Health Care helped relative results, while Industrials detracted.

Consumer Discretionary proved to be the greatest contributor to relative results, due to stock selection. Among the outperformers were CarMax, Norwegian Cruise Line, and Marriott. One of the largest U.S. car retailers, CarMax benefited as many more leased cars came onto the used vehicle market, increasing traffic and sales at the company’s stores. Norwegian Cruise Line’s shares rose as oil prices fell and the company revised its outlook for the Caribbean market upward. Hotel operator Marriott posted solid results and repurchased shares. We remain cautious in this sector, and the Portfolio’s overall allocation is lower than it has been historically. We continue to focus on firms that dominate their respective market niches.

A strategic overweight and beneficial stock choices made Health Care another area of relative strength. Puma Biotechnology and CareFusion were two key contributors here. A leader in medication dispensing systems and infusion pumps, CareFusion benefited from the announcement that it would be acquired by the medical technology company Becton, Dickinson & Co. Puma Biotechnology, a developer and acquirer of innovative cancer therapies, received favorable trial results for a breast cancer drug that may also have future applications in the treatment of other forms of cancer. We eliminated the Portfolio’s position on strength. The Portfolio is overweight the benchmark in the Health Care sector. Despite potential challenges from economic conditions and the uncertainties surrounding the implementation of health care reform, we continue to favor this sector due to the many factors working in its favor.

In Industrials, the Portfolio’s stock holdings underperformed their benchmark peers. A notable detractor here was DigitalGlobe, which provides geographic imagery collected by its network of proprietary satellites. Over the past year, delays in the launch of a new satellite led to a more muted outlook. In the Industrials sector, we favor well-run companies with exposure to high-growth end markets, and we believe we are still in the early stages of a manufacturing rebound.

At the end of the period, the Portfolio was overweight the benchmark in Health Care, Industrials, Information Technology, and Financials, and underweight in Consumer Discretionary, Consumer Staples, Materials, Energy, Telecommunication Services, and Utilities.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	13.04	17.37	10.96
Class B	12.77	17.07	10.68
Class E	12.92	17.21	10.80
Russell Midcap Growth Index	11.90	16.94	9.43

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
CarMax, Inc.	2.1
Fiserv, Inc.	2.0
Pall Corp.	1.7
Textron, Inc.	1.7
CareFusion Corp.	1.6
DENTSPLY International, Inc.	1.5
Altera Corp.	1.5
IHS, Inc. - Class A	1.5
Red Hat, Inc.	1.5
Intuitive Surgical, Inc.	1.5

Top Sectors

% of Net Assets
Industrials	21.3
Health Care	20.4
Information Technology	19.9
Consumer Discretionary	14.1
Financials	9.5
Consumer Staples	3.6
Energy	3.6
Materials	3.3
Telecommunication Services	0.8
Utilities	0.1

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.74%	$1,000.00	$1,064.60	$3.85
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B(a)	Actual	0.99%	$1,000.00	$1,063.10	$5.15
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

Class E(a)	Actual	0.89%	$1,000.00	$1,063.70	$4.63
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
DigitalGlobe, Inc. (a)	392,000	$12,140,240
Textron, Inc.	714,000	30,066,540

		42,206,780

Automobiles—1.1%
Harley-Davidson, Inc.	193,000	12,720,630
Tesla Motors, Inc. (a) (b)	29,000	6,449,890

		19,170,520

Biotechnology—3.1%
Alkermes plc (a)	374,000	21,901,440
Alnylam Pharmaceuticals, Inc. (a)	36,000	3,492,000
Cubist Pharmaceuticals, Inc. (a) (b)	21,000	2,113,650
Incyte Corp. (a)	143,000	10,454,730
Pharmacyclics, Inc. (a) (b)	55,000	6,724,300
Vertex Pharmaceuticals, Inc. (a)	72,000	8,553,600

		53,239,720

Capital Markets—1.7%
LPL Financial Holdings, Inc.	249,000	11,092,950
TD Ameritrade Holding Corp. (b)	499,000	17,854,220

		28,947,170

Chemicals—1.1%
Celanese Corp. - Series A	142,000	8,514,320
RPM International, Inc.	206,000	10,446,260

		18,960,580

Communications Equipment—2.3%
JDS Uniphase Corp. (a)	998,000	13,692,560
Motorola Solutions, Inc.	342,000	22,941,360
Palo Alto Networks, Inc. (a)	25,000	3,064,250

		39,698,170

Construction & Engineering—0.2%
Quanta Services, Inc. (a)	108,000	3,066,120

Construction Materials—0.6%
Martin Marietta Materials, Inc. (b)	92,000	10,149,440

Containers & Packaging—0.5%
Ball Corp.	141,000	9,611,970

Diversified Financial Services—2.8%
CBOE Holdings, Inc.	285,000	18,074,700
Intercontinental Exchange, Inc.	75,000	16,446,750
MSCI, Inc.	303,000	14,374,320

		48,895,770

Electrical Equipment—4.1%
Acuity Brands, Inc.	109,000	15,267,630
AMETEK, Inc.	357,000	18,788,910
Babcock & Wilcox Co. (The)	561,000	16,998,300
Sensata Technologies Holding NV (a) (b)	392,000	20,544,720

		71,599,560

Electronic Equipment, Instruments & Components—1.8%
Cognex Corp. (a)	37,000	1,529,210
FEI Co.	126,000	11,384,100
Keysight Technologies, Inc. (a)	355,000	11,988,350
Trimble Navigation, Ltd. (a)	249,000	6,608,460

		31,510,120

Food & Staples Retailing—2.1%
Rite Aid Corp. (a)	1,986,000	14,934,720
Sprouts Farmers Market, Inc. (a) (b)	355,000	12,062,900
Whole Foods Market, Inc.	176,000	8,873,920

		35,871,540

Food Products—1.5%
TreeHouse Foods, Inc. (a)	107,000	9,151,710
WhiteWave Foods Co. (The) (a)	499,000	17,460,010

		26,611,720

Health Care Equipment & Supplies—8.5%
Align Technology, Inc. (a)	79,000	4,416,890
CareFusion Corp. (a)	464,000	27,533,760
Cooper Cos., Inc. (The)	134,000	21,720,060
DENTSPLY International, Inc.	495,000	26,368,650
IDEXX Laboratories, Inc. (a) (b)	107,000	15,864,890
Intuitive Surgical, Inc. (a)	48,000	25,389,120
Sirona Dental Systems, Inc. (a)	72,000	6,290,640
Teleflex, Inc.	174,000	19,978,680

		147,562,690

Health Care Providers & Services—3.2%
Envision Healthcare Holdings, Inc. (a)	244,000	8,464,360
Henry Schein, Inc. (a)	143,000	19,469,450
MEDNAX, Inc. (a)	178,000	11,767,580
Universal Health Services, Inc. - Class B	142,000	15,798,920

		55,500,310

Health Care Technology—0.3%
IMS Health Holdings, Inc. (a) (b)	102,000	2,615,280
Veeva Systems, Inc. - Class A (a)	74,000	1,954,340

		4,569,620

Hotels, Restaurants & Leisure—3.7%
Aramark	223,000	6,946,450
Chipotle Mexican Grill, Inc. (a)	7,000	4,791,570
Choice Hotels International, Inc. (b)	214,000	11,988,280
Marriott International, Inc. - Class A	196,000	15,293,880
Norwegian Cruise Line Holdings, Ltd. (a)	542,000	25,343,920

		64,364,100

Household Durables—0.4%
Harman International Industries, Inc.	71,000	7,576,410

Independent Power and Renewable Electricity Producers—0.1%
Calpine Corp. (a)	72,000	1,593,360

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—1.3%
Roper Industries, Inc.	143,000	$22,358,050

Insurance—3.8%
FNF Group	711,000	24,493,950
HCC Insurance Holdings, Inc.	285,000	15,253,200
Progressive Corp. (The)	535,000	14,439,650
Willis Group Holdings plc	249,000	11,157,690

		65,344,490

Internet & Catalog Retail—0.9%
Coupons.com, Inc. (a) (b)	236,900	4,204,975
Netflix, Inc. (a)	17,000	5,807,370
TripAdvisor, Inc. (a)	66,000	4,927,560

		14,939,905

Internet Software & Services—3.2%
Akamai Technologies, Inc. (a)	109,000	6,862,640
Atlassian, Inc. - Class A, Ordinary Restricted Depository Receipt (a) (c) (d)	15,101	286,919
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Ordinary Depository Receipt (a) (c) (d)	10,403	197,657
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Preference Depository Receipt (a) (c) (d)	54,328	1,032,232
Atlassian, Inc. - Series 1, Restricted Receipt (a) (c) (d)	26,508	503,652
Atlassian, Inc. - Series A, Preference Depository Receipt (a) (c) (d)	52,487	997,253
Atlassian, Inc., - Series 2, Depository Receipt (a) (c) (d)	70,977	1,348,563
GrubHub, Inc. (a)	86,000	3,123,520
LendingClub Corp. (a)	74,000	1,872,200
LinkedIn Corp. - Class A (a)	18,000	4,134,780
Rackspace Hosting, Inc. (a)	232,000	10,859,920
VeriSign, Inc. (a) (b)	356,000	20,292,000
Zillow, Inc. - Class A (a) (b)	32,000	3,388,480

		54,899,816

IT Services—6.4%
CoreLogic, Inc. (a)	426,000	13,457,340
Fidelity National Information Services, Inc.	180,000	11,196,000
Fiserv, Inc. (a)	500,000	35,485,000
Gartner, Inc. (a)	232,000	19,536,720
Global Payments, Inc.	214,000	17,276,220
Vantiv, Inc. - Class A (a)	426,000	14,449,920

		111,401,200

Life Sciences Tools & Services—3.5%
Agilent Technologies, Inc.	498,000	20,388,120
Bruker Corp. (a)	645,000	12,654,900
Covance, Inc. (a)	143,000	14,849,120
Illumina, Inc. (a)	47,000	8,675,260
Mettler-Toledo International, Inc. (a)	16,000	4,839,360

		61,406,760

Machinery—6.0%
Colfax Corp. (a) (b)	235,000	12,118,950
IDEX Corp.	321,000	24,986,640
Nordson Corp.	71,000	5,535,160
Pall Corp.	298,000	30,160,580
Rexnord Corp. (a)	391,000	11,030,110
WABCO Holdings, Inc. (a)	89,000	9,325,420
Xylem, Inc.	267,000	10,164,690

		103,321,550

Media—0.2%
Charter Communications, Inc. - Class A (a)	25,000	4,165,500

Metals & Mining—1.1%
Franco-Nevada Corp.	323,000	15,905,345
Silver Wheaton Corp.	144,000	2,927,520

		18,832,865

Multiline Retail—0.7%
Dollar General Corp. (a)	162,000	11,453,400

Oil, Gas & Consumable Fuels—3.6%
Concho Resources, Inc. (a)	107,000	10,673,250
CONSOL Energy, Inc.	266,000	8,993,460
EQT Corp.	250,000	18,925,000
Pioneer Natural Resources Co.	57,000	8,484,450
Range Resources Corp.	285,000	15,233,250

		62,309,410

Pharmaceuticals—1.9%
Catalent, Inc. (a)	369,000	10,287,720
Hospira, Inc. (a)	359,000	21,988,750

		32,276,470

Professional Services—4.5%
Equifax, Inc.	214,000	17,306,180
IHS, Inc. - Class A (a)	228,000	25,964,640
ManpowerGroup, Inc.	173,000	11,793,410
Towers Watson & Co. - Class A	68,000	7,695,560
Verisk Analytics, Inc. - Class A (a)	249,000	15,948,450

		78,708,240

Real Estate Management & Development—1.1%
Jones Lang LaSalle, Inc.	123,000	18,441,390
WeWork Cos., Inc. - Class A (a) (c) (d)	18,076	300,986

		18,742,376

Road & Rail—1.8%
Hertz Global Holdings, Inc. (a)	143,000	3,566,420
J.B. Hunt Transport Services, Inc.	178,000	14,996,500
Kansas City Southern	112,000	13,667,360

		32,230,280

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—2.9%
Altera Corp.	713,000	$26,338,220
Atmel Corp. (a)	1,066,000	8,949,070
Microchip Technology, Inc. (b)	142,000	6,405,620
Xilinx, Inc.	199,000	8,614,710

		50,307,620

Software—3.2%
FactSet Research Systems, Inc. (b)	125,000	17,593,750
Guidewire Software, Inc. (a) (b)	25,000	1,265,750
Mobileye NV (a) (b)	110,000	4,461,600
Red Hat, Inc. (a)	374,000	25,858,360
ServiceNow, Inc. (a)	70,000	4,749,500
Workday, Inc. - Class A (a) (b)	25,000	2,040,250

		55,969,210

Specialty Retail—5.9%
AutoZone, Inc. (a)	36,000	22,287,960
CarMax, Inc. (a) (b)	536,000	35,686,880
Five Below, Inc. (a) (b)	54,000	2,204,820
L Brands, Inc.	161,000	13,934,550
Michaels Cos., Inc. (The) (a)	197,000	4,871,810
O’Reilly Automotive, Inc. (a)	125,000	24,077,500

		103,063,520

Technology Hardware, Storage & Peripherals—0.1%
Stratasys, Ltd. (a) (b)	18,000	1,495,980

Textiles, Apparel & Luxury Goods—1.1%
Hanesbrands, Inc.	107,000	11,943,340
Wolverine World Wide, Inc. (b)	252,000	7,426,440

		19,369,780

Trading Companies & Distributors—0.9%
Fastenal Co. (b)	320,000	15,219,200

Wireless Telecommunication Services—0.8%
T-Mobile U.S., Inc. (a) (b)	499,000	13,443,060

Total Common Stocks (Cost $1,073,184,766)		1,671,964,352

Preferred Stocks—0.2%

Real Estate Management & Development—0.2%
WeWork Cos., Inc. - Series D1 (a) (c) (d)	89,839	1,495,924
WeWork Cos., Inc. - Series D2 (a) (c) (d)	70,588	1,175,372

Total Preferred Stocks (Cost $2,671,296)		2,671,296

Convertible Preferred Stock—0.0%

Internet Software & Services—0.0%
LivingSocial, Inc. - Series E (a) (c) (d) (Cost $4,280,576)	757,490	181,797

Short-Term Investments—12.6%
Security Description	Shares	Value

Mutual Funds—12.6%
State Street Navigator Securities Lending MET Portfolio (e)	157,407,160	$157,407,160
T.Rowe Price Government Reserve Investment Fund (f)	61,346,536	61,346,536

Total Short-Term Investments (Cost $218,753,696)		218,753,696

Total Investments—109.2% (Cost $1,298,890,334) (g)		1,893,571,141
Other assets and liabilities (net)—(9.2)%		(159,819,516)

Net Assets—100.0%		$1,733,751,625

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $173,575,821 and the collateral received consisted of cash in the amount of $157,407,160 and non-cash collateral with a value of $21,460,244. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.4% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $7,520,355, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,303,500,303. The aggregate unrealized appreciation and depreciation of investments were $598,941,620 and $(8,870,782), respectively, resulting in net unrealized appreciation of $590,070,838 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Restricted Securities	Acquisition Date	Shares	Cost	Value
Atlassian, Inc. - Class A, Ordinary Restricted Depository Receipt	04/09/14	15,101	$241,616	$286,919
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Ordinary Depository Receipt	04/09/14	10,403	166,448	197,657
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Preference Depository Receipt	04/09/14	54,328	869,248	1,032,232
Atlassian, Inc. - Series 1, Restricted Receipt	04/09/14	26,508	424,128	503,652
Atlassian, Inc. - Series A, Preference Depository Receipt	04/09/14	52,487	839,792	997,253
Atlassian, Inc., - Series 2, Depository Receipt	04/09/14	70,977	1,135,632	1,348,563
LivingSocial, Inc. - Series E	04/01/11	757,490	4,280,576	181,797
WeWork Cos., Inc. - Class A	12/09/14	18,076	300,986	300,986
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	1,495,924
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	1,175,372

				$7,520,355

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$42,206,780	$—	$—	$42,206,780
Automobiles	19,170,520	—	—	19,170,520
Biotechnology	53,239,720	—	—	53,239,720
Capital Markets	28,947,170	—	—	28,947,170
Chemicals	18,960,580	—	—	18,960,580
Communications Equipment	39,698,170	—	—	39,698,170
Construction & Engineering	3,066,120	—	—	3,066,120
Construction Materials	10,149,440	—	—	10,149,440
Containers & Packaging	9,611,970	—	—	9,611,970
Diversified Financial Services	48,895,770	—	—	48,895,770
Electrical Equipment	71,599,560	—	—	71,599,560
Electronic Equipment, Instruments & Components	31,510,120	—	—	31,510,120
Food & Staples Retailing	35,871,540	—	—	35,871,540
Food Products	26,611,720	—	—	26,611,720
Health Care Equipment & Supplies	147,562,690	—	—	147,562,690
Health Care Providers & Services	55,500,310	—	—	55,500,310
Health Care Technology	4,569,620	—	—	4,569,620
Hotels, Restaurants & Leisure	64,364,100	—	—	64,364,100
Household Durables	7,576,410	—	—	7,576,410
Independent Power and Renewable Electricity Producers	1,593,360	—	—	1,593,360
Industrial Conglomerates	22,358,050	—	—	22,358,050
Insurance	65,344,490	—	—	65,344,490

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Catalog Retail	$14,939,905	$—	$—	$14,939,905
Internet Software & Services	50,533,540	—	4,366,276	54,899,816
IT Services	111,401,200	—	—	111,401,200
Life Sciences Tools & Services	61,406,760	—	—	61,406,760
Machinery	103,321,550	—	—	103,321,550
Media	4,165,500	—	—	4,165,500
Metals & Mining	18,832,865	—	—	18,832,865
Multiline Retail	11,453,400	—	—	11,453,400
Oil, Gas & Consumable Fuels	62,309,410	—	—	62,309,410
Pharmaceuticals	32,276,470	—	—	32,276,470
Professional Services	78,708,240	—	—	78,708,240
Real Estate Management & Development	18,441,390	—	300,986	18,742,376
Road & Rail	32,230,280	—	—	32,230,280
Semiconductors & Semiconductor Equipment	50,307,620	—	—	50,307,620
Software	55,969,210	—	—	55,969,210
Specialty Retail	103,063,520	—	—	103,063,520
Technology Hardware, Storage & Peripherals	1,495,980	—	—	1,495,980
Textiles, Apparel & Luxury Goods	19,369,780	—	—	19,369,780
Trading Companies & Distributors	15,219,200	—	—	15,219,200
Wireless Telecommunication Services	13,443,060	—	—	13,443,060
Total Common Stocks	1,667,297,090	—	4,667,262	1,671,964,352
Total Preferred Stocks*	—	—	2,671,296	2,671,296
Total Convertible Preferred Stock*	—	—	181,797	181,797
Total Short-Term Investments*	218,753,696	—	—	218,753,696
Total Investments	$1,886,050,786	$—	$7,520,355	$1,893,571,141

Collateral for securities loaned (Liability)	$—	$(157,407,160)	$—	$(157,407,160)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation)	Purchases	Transfers Out	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Common Stock
Internet Software & Services	$—	$689,412	$3,676,864	$—	$4,366,276	$689,412
Real Estate Management & Development	—	0	300,986	—	300,986	0
Preferred Stocks
Real Estate Management & Development	—	0	2,671,296	—	2,671,296	0
Convertible Preferred Stock
Internet Software & Services	3,891,933	(272,697)	—	(3,437,439)	181,797	(272,697)

Total	$3,891,933	$416,715	$6,649,146	$(3,437,439)	$7,520,355	$416,715

Transfers out of Level 3 were due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,832,224,605
Affiliated investments at value (c)	61,346,536
Receivable for:
Investments sold	130,126
Fund shares sold	371,818
Dividends	433,519
Dividends on affiliated investments	3,383
Prepaid expenses	4,346

Total Assets	1,894,514,333
Liabilities
Collateral for securities loaned	157,407,160
Payables for:
Investments purchased	726,769
Fund shares redeemed	1,094,825
Accrued expenses:
Management fees	1,045,120
Distribution and service fees	231,386
Deferred trustees’ fees	67,424
Other expenses	190,024

Total Liabilities	160,762,708

Net Assets	$1,733,751,625

Net assets consist of:
Paid in surplus	$870,286,093
Accumulated net investment loss	(4,012,970)
Accumulated net realized gain	272,797,707
Unrealized appreciation on investments and foreign currency transactions	594,680,795

Net Assets	$1,733,751,625

Net Assets
Class A	$639,267,897
Class B	1,072,124,983
Class E	22,358,745
Capital Shares Outstanding*
Class A	51,063,271
Class B	89,638,257
Class E	1,834,563
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.52
Class B	11.96
Class E	12.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $173,575,821.
(b)	Identified cost of investments, excluding affiliated investments, was $1,237,543,798.
(c)	Identified cost of affiliated investments was $61,346,536.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$10,834,086
Dividends from affiliated investments	36,623
Securities lending income	647,676

Total investment income	11,518,385
Expenses
Management fees	13,227,567
Administration fees	41,069
Custodian and accounting fees	166,729
Distribution and service fees—Class B	2,652,422
Distribution and service fees—Class E	32,821
Audit and tax services	39,131
Legal	34,320
Trustees’ fees and expenses	43,760
Shareholder reporting	136,491
Insurance	10,849
Miscellaneous	17,268

Total expenses	16,402,427
Less management fee waiver	(738,244)
Less broker commission recapture	(28,219)

Net expenses	15,635,964

Net Investment Loss	(4,117,579)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	277,024,823
Futures contracts	(496,617)
Foreign currency transactions	2,612

Net realized gain	276,530,818

Net change in unrealized appreciation (depreciation) on:
Investments	(63,119,610)
Foreign currency transactions	30

Net change in unrealized depreciation	(63,119,580)

Net realized and unrealized gain	213,411,238

Net Increase in Net Assets From Operations	$209,293,659

(a)	Net of foreign withholding taxes of $78,165.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(4,117,579)	$(4,630,422)
Net realized gain	276,530,818	193,358,226
Net change in unrealized appreciation (depreciation)	(63,119,580)	351,022,868

Increase in net assets from operations	209,293,659	539,750,672

From Distributions to Shareholders
Net investment income
Class A	0	(3,065,921)
Class B	0	(2,035,733)
Class E	0	(54,848)
Net realized capital gains
Class A	(74,530,486)	(37,881,161)
Class B	(105,958,502)	(51,448,533)
Class E	(2,142,925)	(1,016,517)

Total distributions	(182,631,913)	(95,502,713)

Decrease in net assets from capital share transactions	(195,155,536)	(75,836,739)

Total increase (decrease) in net assets	(168,493,790)	368,411,220

Net Assets
Beginning of period	1,902,245,415	1,533,834,195

End of period	$1,733,751,625	$1,902,245,415

Accumulated Net Investment Loss
End of period	$(4,012,970)	$(3,001,993)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	10,455,892	$117,964,931	5,130,562	$54,379,806
Reinvestments	6,781,664	74,530,486	4,225,705	40,947,082
Redemptions	(31,212,005)	(356,341,751)	(11,749,975)	(126,702,539)

Net decrease	(13,974,449)	$(163,846,334)	(2,393,708)	$(31,375,651)

Class B
Sales	5,335,633	$61,279,438	7,421,611	$77,107,118
Reinvestments	10,072,101	105,958,502	5,726,367	53,484,266
Redemptions	(17,235,099)	(198,121,045)	(16,803,355)	(174,827,429)

Net decrease	(1,827,365)	$(30,883,105)	(3,655,377)	$(44,236,045)

Class E
Sales	190,302	$2,230,587	239,671	$2,560,833
Reinvestments	200,086	2,142,925	113,014	1,071,365
Redemptions	(411,686)	(4,799,609)	(366,975)	(3,857,241)

Net decrease	(21,298)	$(426,097)	(14,290)	$(225,043)

Decrease derived from capital shares transactions		$(195,155,536)		$(75,836,739)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.29	$9.53	$9.53	$9.90	$7.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.45	3.38	1.28	(0.09)	2.18

Total from investment operations	1.44	3.37	1.30	(0.11)	2.17

Less Distributions
Distributions from net investment income	0.00	(0.05)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.21)	(0.56)	(1.30)	(0.26)	0.00

Total distributions	(1.21)	(0.61)	(1.30)	(0.26)	0.00

Net Asset Value, End of Period	$12.52	$12.29	$9.53	$9.53	$9.90

Total Return (%) (b)	13.04	36.96	13.93	(1.40)	28.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (c)	0.74	0.75	0.76	0.76	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.12)	0.17	(0.21)	(0.10)
Portfolio turnover rate (%)	23	25	30	38	28
Net assets, end of period (in millions)	$639.3	$799.0	$642.5	$565.8	$764.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.82	$9.19	$9.25	$9.64	$7.55

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)	(0.04)	(0.01)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.39	3.25	1.25	(0.09)	2.12

Total from investment operations	1.35	3.21	1.24	(0.13)	2.09

Less Distributions
Distributions from net investment income	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.21)	(0.56)	(1.30)	(0.26)	0.00

Total distributions	(1.21)	(0.58)	(1.30)	(0.26)	0.00

Net Asset Value, End of Period	$11.96	$11.82	$9.19	$9.25	$9.64

Total Return (%) (b)	12.77	36.58	13.68	(1.65)	27.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.04
Net ratio of expenses to average net assets (%) (c)	0.99	1.00	1.01	1.01	1.02
Ratio of net investment loss to average net assets (%)	(0.33)	(0.37)	(0.08)	(0.45)	(0.33)
Portfolio turnover rate (%)	23	25	30	38	28
Net assets, end of period (in millions)	$1,072.1	$1,081.0	$873.9	$820.0	$796.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.01	$9.33	$9.36	$9.75	$7.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.03)	0.00 (d)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	1.42	3.30	1.27	(0.09)	2.15

Total from investment operations	1.39	3.27	1.27	(0.13)	2.13

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.21)	(0.56)	(1.30)	(0.26)	0.00

Total distributions	(1.21)	(0.59)	(1.30)	(0.26)	0.00

Net Asset Value, End of Period	$12.19	$12.01	$9.33	$9.36	$9.75

Total Return (%) (b)	12.92	36.68	13.85	(1.63)	27.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93	0.94
Net ratio of expenses to average net assets (%) (c)	0.89	0.90	0.91	0.91	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.27)	0.01	(0.36)	(0.27)
Portfolio turnover rate (%)	23	25	30	38	28
Net assets, end of period (in millions)	$22.4	$22.3	$17.4	$18.3	$24.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), return of capital adjustments, and ordinary loss netting to reduce short term capital gains. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $98,078,795 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $496,617 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$390,587,793	$0	$742,377,519

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $788,211 in purchases and $964,167 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $38,672,169 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$13,227,567	0.750%	All

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	90,481,926	226,011,330	(255,146,720)	61,346,536	$0	$36,623

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$11,215,570	$7,918,886	$171,416,343	$87,583,827	$182,631,913	$95,502,713

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,270,154	$263,191,955	$590,070,847	$—	$863,532,956

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MIST-22

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules

MIST-23

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Mid Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-year period ended October 31, 2014 and underperformed its benchmark for the three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board also took into account the fact that the Adviser and Sub-Adviser are voluntarily waiving a portion of their advisory fees based on the amount of the Trusts’ assets managed by the Sub-Adviser.

MIST-24

Met Investors Series Trust

WMC Large Cap Research Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the WMC Large Cap Research Portfolio returned 13.78%, 13.41%, and 13.62%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 13.69%.

Wellington Management Company, LLP assumed management of the Portfolio on February 3, 2014, prior to which the Portfolio was sub-advised by BlackRock Advisors, LLC.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities and other developed-market stocks rose during the one-year period as the S&P 500 Index posted a 13.7% return and the MSCI World Index posted a 5.5% return. Emerging markets trailed, with the MSCI Emerging Markets Index posting a loss of -1.8%, gross of withholding taxes. U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500 Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the S&P 500 Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the Energy sector after Organization of the Petroleum Exporting Countries (OPEC) had decided to leave production unchanged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period Wellington Management Company, LLP managed the Portfolio, it trailed its benchmark, the S&P 500 Index, for the period ended December 31, 2014. Stock selection within the Information Technology (“IT”), Industrials, and Energy sectors detracted from relative results. This was partially offset by stronger selection within Health Care, Consumer Staples, and Materials.

Cobalt International Energy, Pandora Media (eliminated during the period), and Santander Consumer USA were among the stocks that detracted most during the period. Not owning strong performing benchmark constituent, Berkshire Hathaway, also weighed on relative performance. Oil-focused exploration and production company Cobalt International Energy’s stock was punished during the quarter as the price of oil (West Texas Intermediate Crude ) plummeted from ~$95 per barrel to ~$53 per barrel. Although Pandora, a subscription music streaming site, reported first quarter revenue and earnings that beat consensus expectations, guidance for the second quarter was below consensus, and concerns regarding slowing growth dampened the stock price. Santander Consumer USA, a leading sub-prime auto lender in the U.S., lagged for the year as investor sentiment around its lending practices turned negative along with its relationship with Santander Holdings, which temporarily impacted its ability to pay dividends.

Lowe’s, Monster Beverage, Altria Group, and Covidien (Ireland) were among the strongest contributors to relative results. Shares of leading home improvement retailer Lowe’s benefited from investor optimism about the home improvement landscape. Monster Beverage, a U.S.-based marketer and distributor of energy drinks, saw its shares jump following an announcement that it had agreed to a long-term strategic partnership with Coca-Cola that is expected to accelerate growth for both companies. Shares of Altria Group, a U.S.-based tobacco company, were boosted by investors’ confidence in the tobacco industry, as well as the rising value of Altria’s stake in SAB Miller. Shares of Covidien, a medical products manufacturer and distributor, soared after medical device giant Medtronic entered into a definitive agreement to acquire the company.

During the period, the Portfolio used equity futures for the purposes of equitizing cash, which aided relative performance.

The Portfolio is generally industry-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the Technology Hardware & Equipment, Pharmaceuticals, Biotechnology & Life Services, and Software & Services industries at the end of the period. The Portfolio had less exposure to the Telecommunication Services, Automobiles & Components, and Commercial & Professional Services industries.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company, LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

WMC Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[3]
WMC Large Cap Research Portfolio
Class A	13.78	14.48	7.24	—
Class B	13.41	14.18	—	5.07
Class E	13.62	14.31	—	5.18
S&P 500 Index	13.69	15.45	7.67	—
Russell 1000 Index	13.24	15.64	7.96	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

3 Inception dates of the Class A, Class B and Class E shares are 3/23/1998, 4/30/2007 and 4/30/2007, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Apple, Inc.	5.4
Citigroup, Inc.	2.5
Wells Fargo & Co.	2.5
Microsoft Corp.	2.3
Coca-Cola Co. (The)	2.0
Cisco Systems, Inc.	1.6
Lowe’s Cos., Inc.	1.6
Comcast Corp. - Class A	1.6
PNC Financial Services Group, Inc. (The)	1.4
Mondelez International, Inc. - Class A	1.2

Top Sectors

% of Net Assets
Financials	18.4
Information Technology	18.2
Health Care	15.3
Consumer Discretionary	12.5
Consumer Staples	9.7
Industrials	9.4
Energy	6.8
Utilities	4.8
Materials	3.4

MIST-2

Met Investors Series Trust

WMC Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.53%	$1,000.00	$1,063.10	$2.76
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

Class B(a)	Actual	0.78%	$1,000.00	$1,061.10	$4.05
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class E(a)	Actual	0.68%	$1,000.00	$1,062.00	$3.53
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
General Dynamics Corp.	54,820	$7,544,328
Honeywell International, Inc.	260,412	26,020,367
Lockheed Martin Corp.	55,950	10,774,292
Precision Castparts Corp.	40,090	9,656,879
Raytheon Co.	122,820	13,285,440
United Technologies Corp.	159,905	18,389,075

		85,670,381

Air Freight & Logistics—0.5%
Echo Global Logistics, Inc. (a)	36,360	1,061,712
FedEx Corp.	57,000	9,898,620

		10,960,332

Airlines—0.2%
American Airlines Group, Inc.	46,840	2,512,029
United Continental Holdings, Inc. (a)	36,580	2,446,836

		4,958,865

Automobiles—0.7%
Harley-Davidson, Inc.	248,168	16,356,753

Banks—6.3%
Citigroup, Inc.	1,108,290	59,969,572
PNC Financial Services Group, Inc. (The)	380,580	34,720,313
Wells Fargo & Co.	1,092,790	59,906,748

		154,596,633

Beverages—3.6%
Anheuser-Busch InBev NV (ADR)	202,359	22,728,963
Coca-Cola Co. (The)	1,129,710	47,696,356
Monster Beverage Corp. (a)	151,084	16,369,951

		86,795,270

Biotechnology—2.6%
Achillion Pharmaceuticals, Inc. (a)	10,500	128,625
Affimed NV (a)	96,800	600,160
Alkermes plc (a)	197,120	11,543,347
Alnylam Pharmaceuticals, Inc. (a)	12,520	1,214,440
Arena Pharmaceuticals, Inc. (a) (b)	372,940	1,294,102
Bellicum Pharmaceuticals, Inc. (a) (b)	13,400	308,736
BioCryst Pharmaceuticals, Inc. (a) (b)	164,780	2,003,725
Dicerna Pharmaceuticals, Inc. (a) (b)	66,068	1,088,140
Genocea Biosciences, Inc. (a) (b)	41,639	291,473
Gilead Sciences, Inc. (a)	103,750	9,779,475
GlycoMimetics, Inc. (a)	108,511	781,279
Incyte Corp. (a)	10,700	782,277
Ironwood Pharmaceuticals, Inc. (a) (b)	147,503	2,259,746
Juno Therapeutics, Inc. (a) (b)	20,500	1,070,510
Karyopharm Therapeutics, Inc. (a) (b)	14,522	543,559
Kite Pharma, Inc. (a) (b)	24,800	1,430,216
Novavax, Inc. (a) (b)	165,270	980,051
NPS Pharmaceuticals, Inc. (a)	61,410	2,196,636
Otonomy, Inc. (a)	32,000	1,066,560
PTC Therapeutics, Inc. (a) (b)	24,890	1,288,555
Puma Biotechnology, Inc. (a) (b)	3,400	643,518

Biotechnology—(Continued)
Regeneron Pharmaceuticals, Inc. (a)	43,216	17,729,364
Regulus Therapeutics, Inc. (a) (b)	78,850	1,264,754
TESARO, Inc. (a) (b)	41,690	1,550,451
Trevena, Inc. (a)	208,530	1,247,009
Ultragenyx Pharmaceutical, Inc. (a) (b)	31,080	1,363,790

		64,450,498

Capital Markets—2.0%
Ameriprise Financial, Inc.	112,410	14,866,223
BlackRock, Inc.	25,240	9,024,815
Janus Capital Group, Inc. (b)	122,125	1,969,876
Legg Mason, Inc.	88,090	4,701,363
Moelis & Co. - Class A	52,876	1,846,959
Northern Trust Corp.	98,210	6,619,354
Raymond James Financial, Inc.	63,480	3,636,769
TD Ameritrade Holding Corp.	60,980	2,181,864
Virtus Investment Partners, Inc.	4,465	761,238
WisdomTree Investments, Inc. (b)	157,600	2,470,380

		48,078,841

Chemicals—1.7%
Cabot Corp.	97,240	4,264,946
Celanese Corp. - Series A	104,340	6,256,226
Dow Chemical Co. (The)	154,870	7,063,621
LyondellBasell Industries NV - Class A	70,400	5,589,056
Mosaic Co. (The)	131,230	5,990,650
Sherwin-Williams Co. (The)	44,350	11,665,824

		40,830,323

Communications Equipment—1.6%
Cisco Systems, Inc.	1,437,880	39,994,632

Construction & Engineering—0.1%
AECOM Technology Corp. (a)	97,093	2,948,714

Consumer Finance—0.9%
Santander Consumer USA Holdings, Inc.	1,089,830	21,371,566

Containers & Packaging—0.8%
Ball Corp.	202,860	13,828,966
Owens-Illinois, Inc. (a)	164,400	4,437,156

		18,266,122

Diversified Financial Services—0.1%
McGraw Hill Financial, Inc.	32,720	2,911,426

Electric Utilities—3.8%
American Electric Power Co., Inc.	38,490	2,337,113
Duke Energy Corp.	261,110	21,813,129
Edison International	144,420	9,456,622
Exelon Corp.	209,210	7,757,507
FirstEnergy Corp.	38,020	1,482,400
ITC Holdings Corp.	92,690	3,747,457
NextEra Energy, Inc.	207,750	22,081,747
Northeast Utilities	105,960	5,670,979

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Pinnacle West Capital Corp.	64,960	$4,437,418
Southern Co. (The)	258,305	12,685,358

		91,469,730

Electrical Equipment—0.5%
Eaton Corp. plc	180,950	12,297,362

Energy Equipment & Services—0.7%
Baker Hughes, Inc.	149,984	8,409,603
Halliburton Co.	60,130	2,364,913
Patterson-UTI Energy, Inc.	317,125	5,261,104
RPC, Inc. (b)	71,550	933,012

		16,968,632

Food & Staples Retailing—1.6%
CVS Health Corp.	242,690	23,373,474
Walgreens Boots Alliance, Inc.	218,720	16,666,464

		40,039,938

Food Products—1.7%
Mondelez International, Inc. - Class A	836,240	30,376,418
Post Holdings, Inc. (a) (b)	156,632	6,561,315
SunOpta, Inc. (a)	292,606	3,467,381

		40,405,114

Health Care Equipment & Supplies—3.7%
Abbott Laboratories	117,680	5,297,953
Covidien plc	254,160	25,995,485
Medtronic, Inc. (b)	373,260	26,949,372
Ocular Therapeutix, Inc. (a) (b)	64,800	1,524,096
St. Jude Medical, Inc.	279,830	18,197,345
Stryker Corp.	129,800	12,244,034

		90,208,285

Health Care Providers & Services—3.5%
Aetna, Inc.	207,550	18,436,667
Cardinal Health, Inc.	110,400	8,912,592
Cigna Corp.	109,128	11,230,362
HCA Holdings, Inc. (a)	257,490	18,897,191
McKesson Corp.	82,240	17,071,379
UnitedHealth Group, Inc.	109,984	11,118,283

		85,666,474

Hotels, Restaurants & Leisure—1.3%
Las Vegas Sands Corp.	56,090	3,262,194
Norwegian Cruise Line Holdings, Ltd. (a)	85,972	4,020,051
Starbucks Corp.	185,840	15,248,172
Wyndham Worldwide Corp.	115,996	9,947,817

		32,478,234

Household Durables—0.7%
Mohawk Industries, Inc. (a)	40,440	6,282,758
Tempur Sealy International, Inc. (a)	101,100	5,551,401

Household Durables—(Continued)
Whirlpool Corp.	32,840	6,362,422

		18,196,581

Household Products—0.6%
Church & Dwight Co., Inc.	50,240	3,959,414
Colgate-Palmolive Co.	57,180	3,956,284
Energizer Holdings, Inc.	52,665	6,770,613

		14,686,311

Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc.	58,040	1,564,178

Industrial Conglomerates—1.2%
Danaher Corp.	351,920	30,163,063

Insurance—5.8%
Allstate Corp. (The)	184,780	12,980,795
American International Group, Inc.	506,681	28,379,203
Assured Guaranty, Ltd.	449,515	11,682,895
Hartford Financial Services Group, Inc. (The)	477,008	19,886,463
Marsh & McLennan Cos., Inc.	429,300	24,573,132
Principal Financial Group, Inc.	294,320	15,286,981
Prudential Financial, Inc.	164,200	14,853,532
XL Group plc	414,900	14,260,113

		141,903,114

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (a)	59,593	18,494,687
Netflix, Inc. (a)	13,695	4,678,349

		23,173,036

Internet Software & Services—1.1%
Envestnet, Inc. (a)	41,161	2,022,651
Facebook, Inc. - Class A (a)	236,080	18,418,962
Google, Inc. - Class A (a)	11,220	5,954,005

		26,395,618

IT Services—4.0%
Accenture plc - Class A	147,818	13,201,626
Automatic Data Processing, Inc.	140,560	11,718,487
Cognizant Technology Solutions Corp. - Class A (a)	204,083	10,747,011
EVERTEC, Inc.	155,750	3,446,747
Genpact, Ltd. (a)	484,345	9,168,651
Global Payments, Inc.	75,190	6,070,089
Heartland Payment Systems, Inc. (b)	110,107	5,940,273
Visa, Inc. - Class A	104,025	27,275,355
WEX, Inc. (a)	89,784	8,881,433

		96,449,672

Leisure Products—0.1%
Arctic Cat, Inc. (b)	75,598	2,683,729

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	108,300	$4,433,802
Thermo Fisher Scientific, Inc.	78,780	9,870,346

		14,304,148

Machinery—1.8%
Dover Corp.	119,380	8,561,933
Illinois Tool Works, Inc.	200,440	18,981,668
Luxfer Holdings plc (ADR)	129,900	1,939,407
Pentair plc	201,240	13,366,361

		42,849,369

Media—3.7%
Charter Communications, Inc. - Class A (a)	132,740	22,117,139
Comcast Corp. - Class A	660,170	38,296,461
Interpublic Group of Cos., Inc. (The)	244,109	5,070,144
Markit, Ltd. (a)	99,800	2,637,714
National CineMedia, Inc.	65,398	939,769
Twenty-First Century Fox, Inc. - Class A	370,461	14,227,555
Walt Disney Co. (The)	74,246	6,993,231

		90,282,013

Metals & Mining—0.2%
Allegheny Technologies, Inc.	56,900	1,978,413
Nucor Corp.	28,305	1,388,360
Reliance Steel & Aluminum Co.	41,700	2,554,959

		5,921,732

Multi-Utilities—1.0%
Ameren Corp.	139,250	6,423,603
DTE Energy Co.	69,730	6,022,580
PG&E Corp.	145,810	7,762,924
Public Service Enterprise Group, Inc.	72,600	3,006,366

		23,215,473

Oil, Gas & Consumable Fuels—6.2%
Anadarko Petroleum Corp.	136,296	11,244,420
Chevron Corp.	118,090	13,247,336
Cobalt International Energy, Inc. (a)	1,311,367	11,658,053
Concho Resources, Inc. (a)	113,750	11,346,562
CONSOL Energy, Inc.	132,750	4,488,278
Diamondback Energy, Inc. (a)	84,020	5,022,716
Enbridge, Inc. (b)	389,029	19,999,981
EOG Resources, Inc.	107,150	9,865,300
Exxon Mobil Corp.	237,880	21,992,006
Kinder Morgan, Inc.	113,626	4,807,516
Memorial Resource Development Corp. (a)	188,591	3,400,296
Noble Energy, Inc.	59,920	2,842,006
Pioneer Natural Resources Co.	110,040	16,379,454
Rice Energy, Inc. (a) (b)	124,160	2,603,635
Whiting Petroleum Corp. (a)	275,750	9,099,750
Williams Cos., Inc. (The)	47,410	2,130,605

		150,127,914

Paper & Forest Products—0.8%
Boise Cascade Co. (a)	173,344	6,439,730
International Paper Co.	226,000	12,109,080

		18,548,810

Personal Products—0.6%
Coty, Inc. - Class A (a)	373,420	7,714,857
Estee Lauder Cos., Inc. (The) - Class A	51,940	3,957,828
Nu Skin Enterprises, Inc. - Class A (b)	65,409	2,858,374

		14,531,059

Pharmaceuticals—4.8%
Achaogen, Inc. (a) (b)	60,140	784,827
Actavis plc (a)	62,670	16,131,885
Aerie Pharmaceuticals, Inc. (a) (b)	47,790	1,394,990
AstraZeneca plc (ADR)	181,080	12,744,410
Bristol-Myers Squibb Co.	465,130	27,456,624
Johnson & Johnson	191,770	20,053,389
Merck & Co., Inc.	457,193	25,963,990
Prestige Brands Holdings, Inc. (a) (b)	118,630	4,118,834
Relypsa, Inc. (a)	51,090	1,573,572
Tetraphase Pharmaceuticals, Inc. (a) (b)	55,990	2,223,363
Zoetis, Inc.	112,030	4,820,651

		117,266,535

Professional Services—1.1%
Equifax, Inc.	95,177	7,696,964
ManpowerGroup, Inc.	75,040	5,115,477
Nielsen NV	158,921	7,108,536
Robert Half International, Inc.	42,570	2,485,237
TriNet Group, Inc. (a)	156,015	4,880,149

		27,286,363

Real Estate Investment Trusts—3.2%
American Tower Corp.	184,399	18,227,841
AvalonBay Communities, Inc.	115,075	18,802,104
Public Storage	63,950	11,821,158
Simon Property Group, Inc.	50,001	9,105,682
SL Green Realty Corp.	87,670	10,434,483
Weyerhaeuser Co.	291,630	10,466,601

		78,857,869

Road & Rail—0.5%
J.B. Hunt Transport Services, Inc. (b)	30,050	2,531,713
Kansas City Southern	25,440	3,104,443
Norfolk Southern Corp.	33,670	3,690,569
Swift Transportation Co. (a)	103,950	2,976,088

		12,302,813

Semiconductors & Semiconductor Equipment—2.3%
Applied Materials, Inc.	321,420	8,009,786
First Solar, Inc. (a) (b)	28,495	1,270,735
Freescale Semiconductor, Ltd. (a) (b)	634,097	15,998,267
Intel Corp.	736,698	26,734,771
Lam Research Corp.	45,760	3,630,598

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
SunPower Corp. (a) (b)	45,280	$1,169,582

		56,813,739

Software—2.3%
Cadence Design Systems, Inc. (a) (b)	73,310	1,390,691
Microsoft Corp.	1,200,000	55,740,000

		57,130,691

Specialty Retail—4.2%
Advance Auto Parts, Inc.	137,337	21,875,037
AutoZone, Inc. (a)	13,027	8,065,146
L Brands, Inc.	129,370	11,196,974
Lowe’s Cos., Inc.	574,800	39,546,240
Ross Stores, Inc.	91,690	8,642,699
Signet Jewelers, Ltd.	105,813	13,921,817

		103,247,913

Technology Hardware, Storage & Peripherals—6.8%
Apple, Inc.	1,198,781	132,321,447
Hewlett-Packard Co.	323,210	12,970,417
Western Digital Corp.	188,598	20,877,799

		166,169,663

Textiles, Apparel & Luxury Goods—0.8%
Ralph Lauren Corp.	45,740	8,469,218
VF Corp.	147,120	11,019,288

		19,488,506

Tobacco—1.6%
Altria Group, Inc.	538,720	26,542,734
Lorillard, Inc.	205,170	12,913,400

		39,456,134

Total Common Stocks (Cost $2,144,199,102)		2,400,740,171

Short-Term Investments—4.7%

Mutual Fund—3.3%
State Street Navigator Securities Lending MET Portfolio (c)	80,066,208	80,066,208

Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $33,518,761 on 01/02/15, collateralized by $34,675,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $34,190,798.	33,518,761	33,518,761

Total Short-Term Investments (Cost $113,584,969)		113,584,969

Total Investments—103.2% (Cost $2,257,784,071) (d)		2,514,325,140
Other assets and liabilities (net)—(3.2)%		(77,573,646)

Net Assets—100.0%		$2,436,751,494

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $79,239,546 and the collateral received consisted of cash in the amount of $80,066,208 and non-cash collateral with a value of $1,453,280. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,268,486,981. The aggregate unrealized appreciation and depreciation of investments were $290,270,449 and $(44,432,290), respectively, resulting in net unrealized appreciation of $245,838,159 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini Index Futures	03/20/15	279	USD 28,890,489	$(259,509)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,400,740,171	$—	$—	$2,400,740,171
Short-Term Investments
Mutual Fund	80,066,208	—	—	80,066,208
Repurchase Agreement	—	33,518,761	—	33,518,761
Total Short-Term Investments	80,066,208	33,518,761	—	113,584,969
Total Investments	$2,480,806,379	$33,518,761	$—	$2,514,325,140

Collateral for securities loaned (Liability)	$—	$(80,066,208)	$—	$(80,066,208)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(259,509)	$—	$—	$(259,509)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,514,325,140
Cash	61,493
Cash collateral	1,411,740
Receivable for:
Investments sold	11,841,562
Fund shares sold	37,956
Dividends	2,554,323
Prepaid expenses	6,112

Total Assets	2,530,238,326
Liabilities
Collateral for securities loaned	80,066,208
Payables for:
Investments purchased	10,396,715
Fund shares redeemed	1,276,775
Variation margin on futures contracts	338,985
Accrued expenses:
Management fees	1,005,548
Distribution and service fees	41,055
Deferred trustees’ fees	67,424
Other expenses	294,122

Total Liabilities	93,486,832

Net Assets	$2,436,751,494

Net assets consist of:
Paid in surplus	$1,999,968,164
Undistributed net investment income	21,845,575
Accumulated net realized gain	158,656,195
Unrealized appreciation on investments and futures contracts	256,281,560

Net Assets	$2,436,751,494

Net Assets
Class A	$2,207,622,553
Class B	138,974,822
Class E	90,154,119
Capital Shares Outstanding*
Class A	152,407,474
Class B	9,750,106
Class E	6,267,139
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.49
Class B	14.25
Class E	14.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,257,784,071.
(b)	Includes securities loaned at value of $79,239,546.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$33,876,136
Securities lending income	352,699

Total investment income	34,228,835
Expenses
Management fees	11,485,647
Administration fees	47,216
Custodian and accounting fees	168,839
Distribution and service fees—Class B	334,027
Distribution and service fees—Class E	135,940
Audit and tax services	35,036
Legal	50,504
Trustees’ fees and expenses	43,760
Shareholder reporting	411,958
Insurance	11,815
Miscellaneous	16,257

Total expenses	12,740,999
Less management fee waiver	(1,519,062)
Less broker commission recapture	(22,985)

Net expenses	11,198,952

Net Investment Income	23,029,883

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	343,131,049
Futures contracts	(127,218)
Foreign currency transactions	(1,392)

Net realized gain	343,002,439

Net change in unrealized depreciation on:
Investments	(74,587,608)
Futures contracts	(259,509)

Net change in unrealized depreciation	(74,847,117)

Net realized and unrealized gain	268,155,322

Net Increase in Net Assets From Operations	$291,185,205

(a)	Net of foreign withholding taxes of $204,009.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,029,883	$11,583,717
Net realized gain	343,002,439	125,234,656
Net change in unrealized appreciation (depreciation)	(74,847,117)	209,063,155

Increase in net assets from operations	291,185,205	345,881,528

From Distributions to Shareholders
Net investment income
Class A	(9,997,703)	(13,732,623)
Class B	(973,334)	(1,450,254)
Class E	(735,714)	(1,130,845)

Total distributions	(11,706,751)	(16,313,722)

Increase (decrease) in net assets from capital share transactions	869,688,238	(104,463,849)

Total increase in net assets	1,149,166,692	225,103,957

Net Assets
Beginning of period	1,287,584,802	1,062,480,845

End of period	$2,436,751,494	$1,287,584,802

Undistributed net investment income
End of period	$21,845,575	$11,486,165

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	82,577,074	$1,068,466,751	1,426,710	$15,892,760
Reinvestments	787,842	9,997,703	1,343,701	13,732,623
Redemptions	(13,489,908)	(184,914,149)	(10,114,518)	(112,671,840)

Net increase (decrease)	69,875,008	$893,550,305	(7,344,107)	$(83,046,457)

Class B
Sales	1,381,270	$18,289,839	1,404,397	$15,446,313
Reinvestments	77,805	973,334	143,874	1,450,254
Redemptions	(2,139,140)	(28,291,386)	(2,416,426)	(26,460,596)

Net decrease	(680,065)	$(9,028,213)	(868,155)	$(9,564,029)

Class E
Sales	335,955	$4,491,486	597,301	$6,591,050
Reinvestments	58,297	735,714	111,304	1,130,845
Redemptions	(1,507,102)	(20,061,054)	(1,769,279)	(19,575,258)

Net decrease	(1,112,850)	$(14,833,854)	(1,060,674)	$(11,853,363)

Increase (decrease) derived from capital shares transactions		$869,688,238		$(104,463,849)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.86	$9.71	$8.65	$8.70	$7.82

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.11	0.14	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.59	3.20	1.03	(0.06)	0.89

Total from investment operations	1.75	3.31	1.17	0.05	0.99

Less Distributions
Distributions from net investment income	(0.12)	(0.16)	(0.11)	(0.10)	(0.11)

Total distributions	(0.12)	(0.16)	(0.11)	(0.10)	(0.11)

Net Asset Value, End of Period	$14.49	$12.86	$9.71	$8.65	$8.70

Total Return (%) (b)	13.78	34.49	13.59	0.46	12.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.62	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (c)(d)	0.53	0.60	0.63	0.63	0.64
Ratio of net investment income to average net assets (%)	1.16	1.03	1.54	1.20	1.21
Portfolio turnover rate (%)	136	42	103	98	133
Net assets, end of period (in millions)	$2,207.6	$1,061.3	$873.0	$853.3	$939.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.66	$9.56	$8.52	$8.58	$7.72

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.09	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.57	3.14	1.01	(0.07)	0.87

Total from investment operations	1.69	3.23	1.13	0.02	0.95

Less Distributions
Distributions from net investment income	(0.10)	(0.13)	(0.09)	(0.08)	(0.09)

Total distributions	(0.10)	(0.13)	(0.09)	(0.08)	(0.09)

Net Asset Value, End of Period	$14.25	$12.66	$9.56	$8.52	$8.58

Total Return (%) (b)	13.41	34.17	13.32	0.18	12.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.87	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)(d)	0.78	0.85	0.88	0.88	0.89
Ratio of net investment income to average net assets (%)	0.87	0.78	1.29	0.99	0.98
Portfolio turnover rate (%)	136	42	103	98	133
Net assets, end of period (in millions)	$139.0	$132.0	$108.1	$99.0	$79.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.77	$9.65	$8.59	$8.65	$7.77

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.10	0.13	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.60	3.16	1.03	(0.06)	0.89

Total from investment operations	1.73	3.26	1.16	0.03	0.97

Less Distributions
Distributions from net investment income	(0.11)	(0.14)	(0.10)	(0.09)	(0.09)

Total distributions	(0.11)	(0.14)	(0.10)	(0.09)	(0.09)

Net Asset Value, End of Period	$14.39	$12.77	$9.65	$8.59	$8.65

Total Return (%) (b)	13.62	34.17	13.51	0.21	12.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.77	0.79	0.79	0.79
Net ratio of expenses to average net assets (%) (c)(d)	0.68	0.75	0.78	0.78	0.79
Ratio of net investment income to average net assets (%)	0.97	0.88	1.39	1.04	1.06
Portfolio turnover rate (%)	136	42	103	98	133
Net assets, end of period (in millions)	$90.2	$94.3	$81.4	$94.8	$105.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on average net assets was 0.04% for the year ended December 31, 2014 (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Large Cap Research Portfolio (the “Portfolio”), which is diversified. On February 3, 2014, Wellington Management Company, LLP succeeded BlackRock Advisors, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Large Cap Core Portfolio to the WMC Large Cap Research Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-14

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, return of capital adjustments and commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $33,518,761, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-15

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts*	$259,509

Total		$259,509

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(127,218)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(259,509)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,630

‡	Averages are based on activity levels for a five month period during 2014.

MIST-16

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$3,638,565,155	$0	$2,777,355,291

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $357,450,365 in purchases and $3,825,820 in sales of investments, which are included above.

MIST-17

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$11,485,647	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective February 3, 2014, Wellington Management Company, LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to February 3, 2014, BlackRock Advisors LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period February 3, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
(0.005%)	$2 billion to $21.25 billion

Prior to February 3, 2014 the Adviser had agreed, for the period April 29, 2013 to February 2, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $2 billion

Amounts waived for the year ended December 31, 2014 amounted to $804,575 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Effective February 3, 2014, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $714,487 was waived in the aggregate for the year ended December 31, 2014 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

MIST-18

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$11,706,751	$16,313,722	$—	$—	$11,706,751	$16,313,722

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$21,913,000	$169,099,600	$245,838,155	$—	$436,850,755

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $178,925,520.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

WMC Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Large Cap Research Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Large Cap Research Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WMC Large Cap Research Portfolio of Met Investors Series Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From March 2008 to present	Private Investor.	77	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (63)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MSF Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From December 2000 to present	Private Investor	77	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

WMC Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report.

MIST-23

Met Investors Series Trust

WMC Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board noted that applicable sub-advisory fees for the Portfolios are paid by the Adviser out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

WMC Large Cap Research Portfolio. At the November Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement relating to the Portfolio. The Sub-Advisory Agreement for the Portfolio was not up for renewal at the November Meeting because it had previously been approved by the Board, including a majority of the Independent Trustees, in connection with the Portfolio’s change in Sub-Adviser to Wellington Management Company LLP, effective February 2014. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Advisory Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2014 and underperformed both the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2014. The Board further

MIST-24

Met Investors Series Trust

WMC Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-year period ended October 31, 2014 and underperformed its benchmark for the three- and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance. The Board also noted the Sub-Adviser change in February 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MIST-25

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Keith M. Schappert, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2013 and December 31, 2014 were $2,268,007 and $2,412,613, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2013 and December 31, 2014, Deloitte billed $16,068 and $16,500, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the periods ended June 30, 2014; (ii) 17f-2 security count procedures for select portfolios for the years ended December 31, 2014 and 2013; and (iii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2014 and 2013.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2013 and December 31, 2014 were $379,770 and $330,020, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2014 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2013.

During the fiscal years ended December 31, 2013 and December 31, 2014, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2013 and December 31, 2014 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2013 and December 31, 2014, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2013 and 2014 were $0 and $0, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 6, 2015

By:	/s/ Peter H. Duffy
Peter H. Duffy Chief Financial Officer and Treasurer

Date: March 6, 2015